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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

             CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number 811-07452

                          AIM Variable Insurance Funds
               (Exact name of registrant as specified in charter)

               11 Greenway Plaza, Suite 100 Houston, Texas 77046
               (Address of principal executive offices) (Zip code)

       Philip A. Taylor 11 Greenway Plaza, Suite 100 Houston, Texas 77046
                     (Name and address of agent for service)

Registrant's telephone number, including area code: (713) 626-1919

Date of fiscal year end: 12/31

Date of reporting period: 12/31/07

Item 1.  Schedule of Investments.

DOMESTIC EQUITY

Large-Cap Value

                                                                  AIM V.I. Basic
                                                                   Balanced Fund
                               Annual Report to Shareholders - December 31, 2007

The Fund provides a complete list of
its holdings four times in each
fiscal year, at the quarter-ends. For
the second and fourth quarters, the
lists appear in the Fund's semiannual
and annual reports to shareholders.
For the first and third quarters, the
Fund files the lists with the
Securities and Exchange Commission
(SEC) on Form N-Q. The Fund's Form
N-Q filings are available on the SEC
Web site, sec.gov. Copies of the
Fund's Forms N-Q may be reviewed and                         [COVER GLOBE IMAGE]
copied at the SEC Public Reference
Room in Washington, D.C.You can
obtain information on the operation
of the Public Reference Room,
including information about
duplicating fee charges, by calling
202-942-8090 or 800-732-0330, or by
electronic request at the following
E-mail address: publicinfo@sec.gov.
The SEC file numbers for the Fund are
811-07452 and 033-57340. The Fund's
most recent portfolio holdings, as
filed on Form N-Q, have also been
made available to insurance companies
issuing variable annuity contracts
and variable life insurance policies
("variable products") that invest in
the Fund.

A description of the policies and
procedures that the Fund uses to                  AIM V.I. BASIC BALANCED FUND's investment objective
determine how to vote proxies                      is long-term growth of capital and current income.
relating to portfolio securities is
available without charge, upon
request, from our Client Services
department at 800-410-4246 or on the
AIM Web site, AIMinvestments.com. On
the home page, scroll down and click
on Proxy Policy. The information is
also available on the SEC Web site,
sec.gov.

Information regarding how the Fund
voted proxies related to its
portfolio securities during the 12
months ended June 30, 2007, is
available at our Web site. Go to
AIMinvestments.com, access the About    UNLESS OTHERWISE STATED, INFORMATION PRESENTED IN THIS REPORT
Us tab, click on Required Notices and   IS AS OF DECEMBER 31, 2007, AND IS BASED ON TOTAL NET ASSETS.
then click on Proxy Voting Activity.
Next, select the Fund from the
drop-down menu. The information is                    UNLESS OTHERWISE NOTED, ALL DATA IN THIS REPORT
also available on the SEC Web site,                              ARE FROM A I M MANAGEMENT GROUP INC.
sec.gov.



                                        =============================================================
                                        THIS REPORT MUST BE ACCOMPANIED OR PRECEDED BY A CURRENTLY
                                        EFFECTIVE FUND PROSPECTUS AND VARIABLE PRODUCT PROSPECTUS,
                                        WHICH CONTAIN MORE COMPLETE INFORMATION, INCLUDING SALES
                                        CHARGES AND EXPENSES. INVESTORS SHOULD READ EACH CAREFULLY
 [AIM INVESTMENTS LOGO]                 BEFORE INVESTING.
--REGISTERED TRADEMARK--                =============================================================

                                                NOT FDIC INSURED   MAY LOSE VALUE   NO BANK GUARANTEE

                                                                             A I M DISTRIBUTORS, INC.

AIM V.I. Basic Balanced Fund

Management's discussion of Fund performance                                        Fund's short-term relative performance
                                                                                   will naturally be different than the
================================================================================   market and peers and have little
PERFORMANCE SUMMARY                                                                information value since we simply don't
                                                                                   own the same stocks.
For the year ended December 31, 2007, AIM V.I. Basic Balanced Fund, excluding
variable product issuer charges, underperformed its broad market, style-specific      Our fixed income portfolio investment
and peer group indexes.                                                            process is accomplished through the use of
                                                                                   top-down strategies involving duration
   We attribute the Fund's underperformance versus its broad market and            management, yield-curve position and
style-specific indexes to below-market returns from selected investments in the    sector allocation. We also use bottom-up
financials and consumer discretionary sectors. Top contributors to performance     strategies involving credit analysis and
were selected investments in the energy, consumer discretionary and information    selection of specific securities. By
technology sectors.                                                                combining perspectives from both the
                                                                                   portfolio and the security level, we seek
   Your Fund's long-term performance appears later in this report.                 to consistently add value over time while
                                                                                   minimizing portfolio risk.
FUND VS. INDEXES
                                                                                   Market conditions and your Fund
Total returns, 12/31/06-12/31/07, excluding variable product issuer charges. If
variable product issuer charges were included, returns would be lower.             Most equity and fixed income markets
                                                                                   posted gains during 2007.(1) Beginning in
Series I Shares                                                             2.20%  July, most markets witnessed an increase
Series II Shares                                                            1.94   in price volatility from housing-related
S&P 500 Index(triangle) (Broad Market Index)                                5.49   stress and the aging of our economic
Custom Basic Balanced INDEX (square) (Style-Specific Index)                 2.79   expansion. It is important to understand
Lipper VUF Mixed-Asset Target Allocation Moderate Funds Index(triangle)            that these periods of stress are healthy
   (Peer Group Index)                                                       5.64   for financial markets in general and
Lipper Balanced Funds Index(triangle) (Former Peer Group Index)             6.53   typically create opportunities for our
                                                                                   investment strategy in particular. We are
SOURCES: OLIPPER INC.; (square)A I M MANAGEMENT GROUP INC., LIPPER INC.            hopeful that stock valuation dispersion
================================================================================   will increase as credit spreads and market
                                                                                   volatility return to normal levels,
How we invest                             ness values, partly because investors    potentially creating opportunities for us
                                          regularly overreact to negative news.    to grow the portfolio's estimated
We seek to create wealth by maintaining                                            intrinsic value at an above-average rate.
a long-term investment horizon and        o Long-term investment results are a     While investment results can be uneven
investing in companies that are selling   function of the level and growth of      during these periods of stress,
at a significant discount to their        business value in the portfolio.         historically these times have yielded
estimated intrinsic value--a value that                                            attractive opportunities for future
is based on the estimated future cash        Since our application of this         capital growth.
flows generated by the business. The      strategy is highly disciplined and
Fund's philosophy is based on key         relatively unique, it is important to       Aided by strong earnings and increasing
elements that we believe have extensive   understand the benefits and              oil prices, energy stocks extended their
empirical evidence:                       limitations of our process. First, the   multi-year market outperformance. Drilling
                                          investment strategy is intended to       company Transocean and oil service company
o Company intrinsic values can be         preserve your capital while growing it   Schlumberger made significant
reasonably estimated. Importantly, this   at above-market rates over the long      contributions to performance during the
estimated fair business value is          term. Second, our investments have       year.
independent of the company's stock        little in common with popular
price.                                    benchmark indexes and most of our           Apollo Group, another top contributor,
                                          peers. And third, the                    provides postsecondary education programs
o Market prices are more volatile                                                  for working adults. Apollo's stock price
than busi-                                                                         declined in recent years as the company
                                                                                   experienced decelerating enrollment and
=======================================   ======================================   revenue growth. We believed the
                                                                                   postsecondary education industry remained
PORTFOLIO COMPOSITION                      TOP 10 EQUITY HOLDINGS *                healthy and that Apollo's stock price was
                                                                                   selling at a significant discount to
By security type                           1. UnitedHealth Group Inc.        3.5%  business value. Recent positive trends in
Common Stocks & Other Equity               2. Dell Inc.                      2.4   student enrollment and profit margins lent
Interests                          61.7%   3. Western Union Co.              2.3   support to our view.
Bonds & Notes                      26.0    4. Halliburton Co.                2.2
U.S. Mortgage Backed Securities    12.8    5. Cardinal Health, Inc.          2.0      The largest detractors from performance
Preferred Stocks                    3.1    6. Schlumberger Ltd.              2.0   were Citigroup, Interpublic Group and
Asset Backed Securities             2.1    7. Fannie Mae                     1.9   Fannie Mae.
U.S. Government Agency Securities   1.2    8. KLA-Tencor Corp.               1.9
Municipal Obligations               0.3    9. Transocean Inc.                1.8
Money Market Funds Plus                   10. Microsoft Corp.                1.8
Other Assets Less Liabilities      -7.2
                                          Total Net Assets        $64.29 million
The Fund's holdings are subject to
change, and there is no assurance that    Total Number of Holdings*          262
the Fund will continue to hold any
particular security.

*Excluding money market fund holdings.

=======================================   ======================================

AIM V.I. Basic Balanced Fund

   We were surprised by the extent of         some of our financial services              COUNTRY, INDUSTRY, SECURITY OR THE FUND.
Citigroup's collateralized debt obligation    investments.                                STATEMENTS OF FACT ARE FROM SOURCES
(CDO) losses, which came at a time when the                                               CONSIDERED RELIABLE, BUT A I M ADVISORS,
company lacked an excess capital cushion to      At the close of the year, and in our     INC. MAKES NO REPRESENTATION OR WARRANTY
absorb sizable losses. Citigroup also has a   opinion, the difference between the         AS TO THEIR COMPLETENESS OR ACCURACY.
new CEO as a result of the incident, Wall     market price and the estimated intrinsic    ALTHOUGH HISTORICAL PERFORMANCE IS NO
Street veteran Vikram Pandit. Earlier in      value of the portfolio was above the        GUARANTEE OF FUTURE RESULTS, THESE
the year, the company hired a world-class     Fund's historical average, and we           INSIGHTS MAY HELP YOU UNDERSTAND OUR
CFO in Gary Crittenden. We believe this       believed this value content was greater     INVESTMENT MANAGEMENT PHILOSOPHY.
management team will realize the potential    than what was available in the broad
of Citigroup's global banking                 market. While there is no assurance that                 Bret W. Stanley
franchise--one of the best growth             market value will ever reflect our             [STANLEY  Chartered Financial Analyst,
opportunities of any large financial          estimate of the portfolio's intrinsic           PHOTO]   senior portfolio manager, is
company in the world, in our opinion.         value, we believe this provides the best                 lead manager of AIM V.I.
                                              indication that your Fund is positioned     Basic Balanced Fund. He earned a B.B.A. in
   Interpublic Group's stock declined as      to potentially achieve its objective of     finance from The University of Texas at
investors continued to express concern over   long-term growth of capital.                Austin and an M.S. in finance from the
the pace of the company's turnaround as                                                   University of Houston.
well as fears of the potential impact of a    Context for results
slowing global economy. We remained                                                                    R. Canon Coleman II
dissatisfied with the pace of improvement     As managers, we know a long-term               [COLEMAN  Chartered Financial Analyst,
at Interpublic. However, the magnitude of     investment horizon and attractive               PHOTO]   portfolio manager, is manager
the opportunity combined with the progress    potential upside to our estimate of                      of AIM V.I. Basic Balanced
to date supported our continued investment.   portfolio intrinsic value are critical to   Fund. He earned a B.S. and an M.S. in
                                              creating wealth. But we understand          accounting from the University of Florida.
   Fannie Mae has been affected by            maintaining a long-term investment          He also earned an M.B.A. from the Wharton
increased mortgage losses as well as          horizon is a challenge. So, when you        School at the University of Pennsylvania.
accounting complexities that create           consider our short-term results we
volatility in regulatory capital. We          encourage you to review our long-term                    Jan H. Friedli
believe accounting and capital standards      results. We are long-term investors who        [FRIEDLI  Senior portfolio manager, is
required of the company are in conflict       provide a portfolio that in our opinion         PHOTO]   co-manager of AIM V.I. Basic
with the economics of the business. We        is distinct from market indexes and most                 Balanced Fund. He graduated
believe this situation is inconsistent with   of our peers.                               cumlaude from Villanova University with a
sound regulatory policy and we expect it to                                               B.S. in computer science before earning
eventually be resolved. We believe mortgage      Recent studies have shown short-term     an M.B.A. with honors from the University
credit losses to be manageable and believe    results have little information value and   of Chicago.
Fannie Mae may ultimately emerge as an even   the frequent trading of stocks or mutual
more dominate player in the mortgage          funds is a costly exercise--reducing                     Brendan D. Gau
industry.                                     actual returns by several percentage             [GAU    Chartered Financial Analyst,
                                              points per year as shareholders                 PHOTO]   portfolio manager, is manager
   The Fund's fixed income holdings made a    unknowingly exchange tomorrow's winner                   of AIM V.I. Basic Balanced
positive contribution to performance during   for tomorrow's loser.(2) In addition, a     Fund. He earned a B.A. degree in
the year, but underperformed the Lehman       recent Yale University study reveals half   mathematics, physics and economics from
Brothers U.S. Aggregate Bond Index. Our       of all mutual funds charge an active        Rice University.
tactically driven short-to-neutral duration   management fee for essentially a
strategy detracted from relative              closet-index portfolio. While this                       Matthew W. Seinsheimer
performance as yields dropped more on         creates smooth and innocuous short-term     [SEINSHEIMER Chartered Financial Analyst,
short-term government securities (maturing    relative performance, it typically leads        PHOTO]   senior portfolio manager, is
in two years or less) than they did on        to long-term underperformance.(3)                        manager of AIM V.I. Basic
long-term securities (maturing in 10 or       Considering these factors, your Fund is     Balanced Fund. He earned a B.B.A. in
more years).                                  doing something different and old           finance from Southern Methodist
                                              fashioned--investing for the long term      University and an M.B.A. from The
Portfolio assessment                          and following a common-sense approach       University of Texas at Austin.
                                              that has produced a portfolio that is
We believe the single most important          different from common stock market                       Michael J. Simon
indicator of the way AIM V.I. Basic           indexes and more attractively valued, in        [SIMON   Chartered Financial Analyst,
Balanced Fund is positioned for potential     our opinion.                                    PHOTO]   senior portfolio manager, is
success is not our historical investment                                                               manager of AIM V.I. Basic
results or popular statistical measures,      Sources: (1)Lipper Inc. (2)"The Mutual      Balanced Fund. He earned a B.B.A. in
but the portfolio's estimated intrinsic       Fund Industry Sixty Years Later: For        finance from Texas Christian University
value--the aggregate business value of the    Better or Worse," Financial Analysts        and an M.B.A. from the University of
portfolio based on our estimate of            Journal, essay by John C. Bogle, 2005;      Chicago.
intrinsic value for each individual           (3)A New Measure That Predicts
holding. During the year, we believe the      Performance," Martijn Cremens and Antti     Assisted by the Basic Value Team and the
estimated intrinsic value of the portfolio    Petajistto, Yale School of Management,      Taxable Investment Grade Bond Team
grew at an attractive rate despite modest     August 2006.
impairments in the business values of
                                              THE VIEWS AND OPINIONS EXPRESSED IN         =========================================
                                              MANAGEMENT'S DISCUSSION OF FUND             FOR A DISCUSSION OF THE RISKS OF
                                              PERFORMANCE ARE THOSE OF A I M ADVISORS,    INVESTING IN YOUR FUND, INDEXES USED IN
                                              INC. THESE VIEWS AND OPINIONS ARE SUBJECT   THIS REPORT AND YOUR FUND'S LONG-TERM
                                              TO CHANGE AT ANY TIME BASED ON FACTORS      PERFORMANCE, PLEASE TURN THE PAGE.
                                              SUCH AS MARKET AND ECONOMIC CONDITIONS.     =========================================
                                              THESE VIEWS AND OPINIONS MAY NOT BE
                                              RELIED UPON AS INVESTMENT ADVICE OR
                                              RECOMMENDATIONS, OR AS AN OFFER FOR A
                                              PARTICULAR SECURITY. THE INFORMATION IS
                                              NOT A COMPLETE ANALYSIS OF EVERY ASPECT
                                              OF ANY MARKET,

AIM V.I. Basic Balanced Fund

Your Fund's long-term performance

===========================================   GUARANTEE COMPARABLE FUTURE RESULTS;        THROUGH INSURANCE COMPANIES ISSUING
                                              CURRENT PERFORMANCE MAY BE LOWER OR         VARIABLE PRODUCTS. YOU CANNOT PURCHASE
AVERAGE ANNUAL TOTAL RETURNS                  HIGHER. PLEASE CONTACT YOUR VARIABLE        SHARES OF THE FUND DIRECTLY.
                                              PRODUCT ISSUER OR FINANCIAL ADVISOR FOR     PERFORMANCE FIGURES GIVEN REPRESENT THE
As of 12/31/07                                THE MOST RECENT MONTH-END VARIABLE          FUND AND ARE NOT INTENDED TO REFLECT
SERIES I SHARES                               PRODUCT PERFORMANCE. PERFORMANCE FIGURES    ACTUAL VARIABLE PRODUCT VALUES. THEY DO
Inception (5/1/98)                     3.63%  REFLECT FUND EXPENSES, REINVESTED           NOT REFLECT SALES CHARGES, EXPENSES AND
   5 Years                             8.28   DISTRIBUTIONS AND CHANGES IN NET ASSET      FEES ASSESSED IN CONNECTION WITH A
   1 Year                              2.20   VALUE. INVESTMENT RETURN AND PRINCIPAL      VARIABLE PRODUCT. SALES CHARGES,
SERIES II SHARES                              VALUE WILL FLUCTUATE SO THAT YOU MAY HAVE   EXPENSES AND FEES, WHICH ARE DETERMINED
Inception                              3.38%  A GAIN OR LOSS WHEN YOU SELL SHARES.        BY THE VARIABLE PRODUCT ISSUERS, WILL
   5 Years                             8.01                                               VARY AND WILL LOWER THE TOTAL RETURN.
   1 Year                              1.94      THE NET ANNUAL FUND OPERATING EXPENSE
                                              RATIO SET FORTH IN THE MOST RECENT FUND        THE MOST RECENT MONTH-END
===========================================   PROSPECTUS AS OF THE DATE OF THIS REPORT    PERFORMANCE DATA AT THE FUND LEVEL,
                                              FOR SERIES I AND SERIES II SHARES WAS       EXCLUDING VARIABLE PRODUCT CHARGES, IS
SERIES II SHARES' INCEPTION DATE IS           0.91% AND 1.16%, RESPECTIVELY.(1,2) THE     AVAILABLE ON THIS AIM AUTOMATED
JANUARY 24, 2002. RETURNS SINCE THAT DATE     TOTAL ANNUAL FUND OPERATING EXPENSE RATIO   INFORMATION LINE, 866-702-4402. AS
ARE HISTORICAL. ALL OTHER RETURNS ARE THE     SET FORTH IN THE MOST RECENT FUND           MENTIONED ABOVE, FOR THE MOST RECENT
BLENDED RETURNS OF THE HISTORICAL             PROSPECTUS AS OF THE DATE OF THIS REPORT    MONTH-END PERFORMANCE INCLUDING
PERFORMANCE OF SERIES II SHARES SINCE THEIR   FOR SERIES I AND SERIES II SHARES WAS       VARIABLE PRODUCT CHARGES, PLEASE
INCEPTION AND THE RESTATED HISTORICAL         1.15% AND 1.40%, RESPECTIVELY. THE          CONTACT YOUR VARIABLE PRODUCT ISSUER OR
PERFORMANCE OF SERIES I SHARES (FOR PERIODS   EXPENSE RATIOS PRESENTED ABOVE MAY VARY     FINANCIAL ADVISOR.
PRIOR TO INCEPTION OF SERIES II SHARES)       FROM THE EXPENSE RATIOS PRESENTED IN
ADJUSTED TO REFLECT THE RULE 12B-1 FEES       OTHER SECTIONS OF THIS REPORT THAT ARE         HAD THE ADVISOR NOT WAIVED FEES
APPLICABLE TO SERIES II SHARES. THE           BASED ON EXPENSES INCURRED DURING THE       AND/OR REIMBURSED EXPENSES, PERFORMANCE
INCEPTION DATE OF SERIES I SHARES IS MAY 1,   PERIOD COVERED BY THIS REPORT.              WOULD HAVE BEEN LOWER.
1998.
                                                 AIM V.I. BASIC BALANCED FUND, A SERIES   (1) Total annual operating expenses
   THE PERFORMANCE OF THE FUND'S SERIES I     PORTFOLIO OF AIM VARIABLE INSURANCE             less advisory fee waivers by the
AND SERIES II SHARE CLASSES WILL DIFFER       FUNDS, IS CURRENTLY OFFERED                     advisor in effect through at least
PRIMARILY DUE TO DIFFERENT CLASS EXPENSES.                                                    December 31, 2009. See current
                                                                                              prospectus for more information.
   THE PERFORMANCE DATA QUOTED REPRESENT
PAST PERFORMANCE AND CANNOT                                                               (2) Total annual operating expenses
                                                                                              less any contractual fee waivers
                                                                                              and/or expense reimbursements by the
                                                                                              advisor in effect through at least
                                                                                              April 30, 2009. See current
                                                                                              prospectus for more information.

====================================================================================================================================

Principal risks of investing in the Fund         Investing in developing countries can    the following indices: 60% Russell
                                              add additional risk, such as high rates     1000--REGISTERED TRADEMARK-- Value
Prices of equity securities change in         of inflation or sharply devalued            Index and 40% Lehman Brothers U.S.
response to many factors including the        currencies against the U.S. dollar.         Aggregate Bond Index. The Russell
historical and prospective earnings of the    Transaction costs are often higher, and     1000--REGISTERED TRADEMARK-- Value Index
issuer, the value of its assets, general      there may be delays in settlement           measures the performance of those Russell
economic conditions, interest rates,          procedures.                                 1000 companies with lower price-to-book
investor perceptions and market liquidity.                                                ratios and lower forecasted growth
                                                 There is no guarantee that the           values. The Russell 1000--REGISTERED
   Foreign securities have additional         investment techniques and risk analyses     TRADEMARK-- Value Index is a
risks, including exchange rate changes,       used by the Fund's portfolio managers       trademark/service mark of the Frank
political and economic upheaval, the          will produce the desired results.           Russell Company. Russell--REGISTERED
relative lack of information, relatively                                                  TRADEMARK-- is a trademark of the Frank
low market liquidity, and the potential       About indexes used in this report           Russell Company.
lack of strict financial and accounting
controls and standards.                       The S&P 500--REGISTERED TRADEMARK--            The Lehman Brothers U.S. Aggregate
                                              Index is a market capitalization-weighted   Bond Index covers U.S. investment-grade
   The value of convertible securities in     index covering all major areas of the       fixed-rate bonds with components for
which the Fund invests may be affected by     U.S. Economy. It is not the 500 largest     government and corporate securities,
market interest rates--the risk that the      companies, but rather the most widely       mortgage pass-throughs, and asset-backed
issuer may default on interest or principal   held 500 companies chosen with respect to   securities.
payments and the value of the underlying      market size, liquidity, and their
common stock into which these securities      industry.                                      The Fund has elected to use the Lipper
may be converted may decline as a result.                                                 Variable Underlying Funds (VUF)
                                                 The Custom Basic Balanced Index is an    Mixed-Asset Target Allocation Moderate
                                              index created by A I M Advisors, Inc. to    Funds Index as its peer group instead of
                                              benchmark the fund. The index consists of   the Lipper Balanced Funds Index. In 2006,
                                                                                          Lipper began publishing VUF indexes,
                                                                                          allowing the

                                                                                                                          Continued

AIM V.I. Basic Balanced Fund

Past performance cannot guarantee             the dollar value of an investment, is
comparable future results.                    constructed with each segment
                                              representing a percent change in the
   This chart, which is a logarithmic         value of the investment. In this chart,
chart, presents the fluctuations in the       each segment represents a doubling, or
value of the Fund and its indexes. We         100% change, in the value of the
believe that a logarithmic chart is more      investment. In other words, the space
effective than other types of charts in       between $5,000 and $10,000 is the same
illustrating changes in value during the      size as the space between $10,000 and
early years shown in the chart. The           $20,000.
vertical axis, the one that indicates

===================================================================================================================================

Continued from previous page

Fund to be compared with the Lipper VUF       the indexes defined here, and               returns reported in the Financial
Mixed-Asset Target Allocation Moderate        consequently, the performance of the Fund   Highlights. Additionally, the returns and
Funds Index. The Lipper VUF Mixed-Asset       may deviate significantly from the          net asset values shown throughout this
Target Allocation Moderate Funds Index is     performance of the indexes.                 report are at the Fund level only and do
an equally weighted representation of the                                                 not include variable product issuer
largest variable insurance underlying funds      A direct investment cannot be made in    charges. If such charges were included,
in the Lipper Mixed-Asset Target Allocation   an index. Unless otherwise indicated,       the total returns would be lower.
Moderate Funds category. These funds, by      index results include reinvested
portfolio practice, maintain a mix of         dividends, and they do not reflect sales       Industry classifications used in this
between 40%-60% equity securities, with the   charges. Performance of an index of funds   report are generally according to the
remainder invested in bonds, cash, and cash   reflects fund expenses; performance of a    Global Industry Classification Standard,
equivalents.                                  market index does not.                      which was developed by and is the
                                                                                          exclusive property and a service mark of
   The Lipper Balanced Funds Index is an      Other information                           Morgan Stanley Capital International Inc.
equally weighted representation of the                                                    and Standard & Poor's.
largest funds in the Lipper Balanced Funds    The returns shown in the management's
category. These funds have a primary          discussion of Fund performance are based       The Chartered Financial
objective of conserving principal by          on net asset values calculated for          Analyst--REGISTERED TRADEMARK--
maintaining at all times a balanced           shareholder transactions. Generally         (CFA--REGISTERED TRADEMARK--) designation
portfolio of both stocks and bonds.           accepted accounting principles require      is a globally recognized standard for
Typically, the stock/bond ratio ranges        adjustments to be made to the net assets    measuring the competence and integrity of
around 60%/40%.                               of the Fund at period end for financial     investment professionals.
                                              reporting purposes, and as such, the net
   The Fund is not managed to track the       asset values for shareholder transactions
performance of any particular index,          and the returns based on those net asset
including                                     values may differ from the net asset
                                              values and

===================================================================================================================================
                                                          [MOUNTAIN CHART]

RESULTS OF A $10,000 INVESTMENT

INDEX DATA FROM 4/30/98, FUND DATA FROM 5/1/98

                                                                                          LIPPER VUF MIXED-ASSET
                    AIM V.I. BASIC BALANCED                       CUSTOM BASIC BALANCED      TARGET ALLOCATION      LIPPER BALANCED
        DATE          FUND-SERIES I SHARES     S&P 500 INDEX(2)      BALANCED INDEX(1)    MODERATE FUNDS INDEX(2)    FUNDS INDEX(2)

       4/30/98                                      $10000                 $10000                 $10000                $10000
          5/98              $9910                     9828                   9949                   9888                  9899
          6/98              10150                    10227                  10059                  10051                 10081
          7/98              10110                    10119                   9962                   9919                  9963
          8/98               9681                     8657                   9137                   8980                  9105
          9/98              10031                     9212                   9537                   9306                  9498
         10/98              10381                     9960                   9961                   9728                  9853
         11/98              10751                    10564                  10262                  10090                 10214
         12/98              11303                    11172                  10484                  10363                 10591
          1/99              11617                    11639                  10564                  10500                 10760
          2/99              11221                    11278                  10400                  10237                 10502
          3/99              11678                    11729                  10552                  10467                 10761
          4/99              11830                    12183                  11157                  10828                 11113
          5/99              11606                    11895                  11044                  10658                 10942
          6/99              11942                    12554                  11222                  10950                 11244
          7/99              11759                    12164                  11006                  10748                 11034
          8/99              11647                    12103                  10759                  10647                 10918
          9/99              11658                    11772                  10583                  10559                 10778
         10/99              12195                    12517                  10965                  10934                 11090
         11/99              12632                    12771                  10913                  11027                 11210
         12/99              13484                    13522                  10923                  11421                 11541
          1/00              13329                    12843                  10695                  11117                 11252
          2/00              14022                    12600                  10270                  11071                 11224
          3/00              14250                    13832                  11076                  11712                 11885
          4/00              13453                    13416                  10986                  11484                 11668
          5/00              12926                    13141                  11053                  11329                 11558
          6/00              13732                    13464                  10842                  11527                 11742
          7/00              13639                    13254                  10963                  11481                 11710
          8/00              14445                    14077                  11392                  11951                 12233
          9/00              13948                    13334                  11484                  11636                 11975
         10/00              13700                    13277                  11684                  11617                 11965
         11/00              12604                    12231                  11500                  11116                 11531
         12/00              12916                    12291                  11932                  11321                 11817
          1/01              13310                    12727                  12037                  11581                 12068
          2/01              12357                    11567                  11878                  10978                 11599
          3/01              11726                    10835                  11650                  10562                 11225
          4/01              12326                    11676                  11973                  11073                 11696
          5/01              12326                    11755                  12164                  11137                 11800
          6/01              12025                    11469                  12020                  10940                 11619
          7/01              11911                    11356                  12113                  10894                 11611
          8/01              11311                    10646                  11877                  10513                 11281
          9/01              10586                     9786                  11431                   9980                 10738
         10/01              10958                     9973                  11467                  10217                 10918
         11/01              11403                    10738                  11804                  10636                 11353
         12/01              11440                    10832                  11941                  10717                 11435
          1/02              11187                    10674                  11924                  10616                 11334
          2/02              11008                    10468                  11982                  10510                 11257
          3/02              11261                    10861                  12243                  10722                 11504
          4/02              10839                    10203                  12086                  10418                 11227
          5/02              10723                    10128                  12163                  10406                 11222
          6/02              10164                     9407                  11786                   9896                 10743
          7/02               9564                     8674                  11185                   9438                 10193
          8/02               9637                     8731                  11312                   9564                 10297
          9/02               9110                     7783                  10631                   9039                  9683
         10/02               9469                     8467                  11084                   9424                 10086
         11/02               9754                     8965                  11501                   9765                 10495
         12/02               9485                     8439                  11297                   9487                 10213
          1/03               9323                     8218                  11137                   9346                 10060
          2/03               9247                     8095                  11020                   9317                  9984
          3/03               9268                     8173                  11028                   9370                 10025
          4/03               9723                     8846                  11647                   9845                 10567
          5/03              10146                     9311                  12185                  10254                 11035
          6/03              10190                     9430                  12266                  10322                 11118
          7/03              10146                     9597                  12211                  10276                 11144
          8/03              10320                     9784                  12358                  10432                 11332
          9/03              10276                     9680                  12416                  10458                 11347
         10/03              10624                    10227                  12826                  10763                 11721
         11/03              10711                    10317                  12943                  10841                 11825

===================================================================================================================================

                                                              SOURCES: (1) A I M MANAGEMENT GROUP INC., LIPPER INC., (2)LIPPER INC.

===================================================================================================================================

                                                         [MOUNTAIN CHART]

    12/03                   11038                    10858                  13474                  11224                 12248
     1/04                   11236                    11057                  13659                  11378                 12431
     2/04                   11458                    11211                  13894                  11525                 12601
     3/04                   11436                    11042                  13862                  11459                 12541
     4/04                   11192                    10868                  13515                  11233                 12277
     5/04                   11192                    11017                  13576                  11276                 12331
     6/04                   11435                    11231                  13799                  11459                 12524
     7/04                   11004                    10860                  13737                  11255                 12288
     8/04                   11026                    10903                  13959                  11361                 12363
     9/04                   11092                    11021                  14104                  11470                 12547
    10/04                   11181                    11190                  14292                  11608                 12682
    11/04                   11545                    11642                  14680                  11910                 13024
    12/04                   11867                    12038                  15029                  12216                 13349
     1/05                   11756                    11745                  14906                  12064                 13177
     2/05                   11879                    11992                  15167                  12200                 13364
     3/05                   11768                    11780                  15011                  12037                 13180
     4/05                   11689                    11557                  14931                  11902                 13021
     5/05                   11868                    11924                  15211                  12188                 13320
     6/05                   11969                    11941                  15345                  12311                 13416
     7/05                   12159                    12385                  15555                  12552                 13714
     8/05                   12080                    12272                  15594                  12530                 13753
     9/05                   12114                    12371                  15661                  12551                 13808
    10/05                   11968                    12165                  15373                  12374                 13591
    11/05                   12294                    12625                  15704                  12618                 13921
    12/05                   12495                    12629                  15820                  12727                 14043
     1/06                   12780                    12964                  16189                  13015                 14378
     2/06                   12769                    12999                  16269                  13036                 14360
     3/06                   12917                    13160                  16338                  13119                 14500
     4/06                   12997                    13337                  16575                  13233                 14658
     5/06                   12724                    12954                  16317                  12972                 14368
     6/06                   12622                    12971                  16393                  12979                 14359
     7/06                   12713                    13051                  16721                  13085                 14426
     8/06                   12884                    13361                  16991                  13328                 14703
     9/06                   13133                    13705                  17254                  13523                 14915
    10/06                   13429                    14151                  17639                  13818                 15263
    11/06                   13566                    14420                  17962                  14068                 15557
    12/06                   13816                    14622                  18162                  14179                 15672
     1/07                   13966                    14843                  18299                  14328                 15841
     2/07                   13874                    14554                  18240                  14302                 15780
     3/07                   13978                    14716                  18410                  14397                 15916
     4/07                   14407                    15368                  18858                  14762                 16374
     5/07                   14731                    15904                  19209                  15024                 16725
     6/07                   14639                    15640                  18917                  14874                 16569
     7/07                   14268                    15155                  18455                  14619                 16287
     8/07                   14349                    15382                  18669                  14735                 16418
     9/07                   14407                    15957                  19111                  15123                 16882
    10/07                   14720                    16211                  19181                  15377                 17179
    11/07                   14244                    15533                  18756                  15024                 16776
    12/07                   14118                    15425                  18669                  14979                 16695

===================================================================================================================================

AIM V.I. Basic Balanced Fund

SCHEDULE OF INVESTMENTS(a)

December 31, 2007

                                                 SHARES        VALUE
-----------------------------------------------------------------------
COMMON STOCKS & OTHER EQUITY INTERESTS-61.67%

ADVERTISING-3.07%

Interpublic Group of Cos., Inc. (The)(b)          106,932   $   867,219
-----------------------------------------------------------------------
Omnicom Group Inc.                                 23,229     1,104,074
=======================================================================
                                                              1,971,293
=======================================================================

AEROSPACE & DEFENSE-0.39%

Honeywell International Inc.                        4,104       252,683
=======================================================================

APPAREL RETAIL-1.62%

Gap, Inc. (The)                                    48,807     1,038,613
=======================================================================

ASSET MANAGEMENT & CUSTODY BANKS-0.79%

Bank of New York Mellon Corp. (The)                10,422       508,177
=======================================================================

AUTO PARTS & EQUIPMENT-0.23%

WABCO Holdings Inc.                                 2,948       147,665
=======================================================================

BREWERS-1.63%

Molson Coors Brewing Co.-Class B                   20,312     1,048,505
=======================================================================

BUILDING PRODUCTS-0.64%

Trane, Inc.                                         8,845       413,150
=======================================================================

COMPUTER HARDWARE-2.42%

Dell Inc.(b)                                       63,486     1,556,042
=======================================================================

CONSTRUCTION MATERIALS-1.62%

Cemex S.A.B. de C.V.-ADR (Mexico)(b)               40,242     1,040,256
=======================================================================

DATA PROCESSING & OUTSOURCED SERVICES-2.31%

Western Union Co.                                  61,207     1,486,106
=======================================================================

EDUCATION SERVICES-1.34%

Apollo Group, Inc.-Class A(b)                      12,308       863,406
=======================================================================

ELECTRONIC MANUFACTURING SERVICES-0.79%

Tyco Electronics Ltd.                              13,618       505,636
=======================================================================

ENVIRONMENTAL & FACILITIES SERVICES-0.50%

Waste Management, Inc.                              9,917       323,988
=======================================================================

GENERAL MERCHANDISE STORES-1.59%

Target Corp.                                       20,405     1,020,250
=======================================================================

HEALTH CARE DISTRIBUTORS-2.03%

Cardinal Health, Inc.                              22,655     1,308,326
=======================================================================

HEALTH CARE EQUIPMENT-1.02%

Baxter International Inc.                          11,344       658,519
=======================================================================

                                                 SHARES        VALUE
-----------------------------------------------------------------------

HOME IMPROVEMENT RETAIL-1.21%

Home Depot, Inc. (The)                             28,824   $   776,519
=======================================================================

HUMAN RESOURCE & EMPLOYMENT SERVICES-0.99%

Robert Half International, Inc.                    23,456       634,250
=======================================================================

INDUSTRIAL CONGLOMERATES-2.51%

General Electric Co.                               25,016       927,343
-----------------------------------------------------------------------
Tyco International Ltd.                            17,380       689,117
=======================================================================
                                                              1,616,460
=======================================================================

INDUSTRIAL MACHINERY-1.73%

Illinois Tool Works Inc.                           20,730     1,109,884
=======================================================================

INSURANCE BROKERS-0.85%

Marsh & McLennan Cos., Inc.                        20,643       546,420
=======================================================================

INVESTMENT BANKING & BROKERAGE-2.15%

Merrill Lynch & Co., Inc.                          12,597       676,207
-----------------------------------------------------------------------
Morgan Stanley                                     13,272       704,876
=======================================================================
                                                              1,381,083
=======================================================================

MANAGED HEALTH CARE-3.53%

UnitedHealth Group Inc.                            38,940     2,266,308
=======================================================================

MOVIES & ENTERTAINMENT-0.97%

Walt Disney Co. (The)                              19,266       621,907
=======================================================================

MULTI-LINE INSURANCE-1.53%

American International Group, Inc.                 12,129       707,121
-----------------------------------------------------------------------
Hartford Financial Services Group, Inc. (The)       3,154       274,997
=======================================================================
                                                                982,118
=======================================================================

OIL & GAS DRILLING-1.84%

Transocean Inc.                                     8,250     1,180,988
=======================================================================

OIL & GAS EQUIPMENT & SERVICES-4.12%

Halliburton Co.                                    36,878     1,398,045
-----------------------------------------------------------------------
Schlumberger Ltd.                                  12,747     1,253,922
=======================================================================
                                                              2,651,967
=======================================================================

OTHER DIVERSIFIED FINANCIAL SERVICES-3.21%

Citigroup Inc.                                     38,706     1,139,505
-----------------------------------------------------------------------
JPMorgan Chase & Co.                               21,249       927,519
=======================================================================
                                                              2,067,024
=======================================================================

PACKAGED FOODS & MEATS-1.20%

Unilever N.V. (Netherlands)(c)                     21,186       774,243
=======================================================================

AIM V.I. Basic Balanced Fund

                                                 SHARES        VALUE
-----------------------------------------------------------------------

PHARMACEUTICALS-3.18%

Sanofi-Aventis (France)(c)                         12,011   $ 1,095,784
-----------------------------------------------------------------------
Wyeth                                              21,502       950,173
=======================================================================
                                                              2,045,957
=======================================================================

PROPERTY & CASUALTY INSURANCE-0.93%

ACE Ltd.                                            9,651       596,239
=======================================================================

SEMICONDUCTOR EQUIPMENT-1.85%

KLA-Tencor Corp.                                   24,697     1,189,408
=======================================================================

SEMICONDUCTORS-0.32%

Maxim Integrated Products, Inc.                     7,877       208,583
=======================================================================

SPECIALIZED FINANCE-1.19%

Moody's Corp.                                      21,416       764,551
=======================================================================

SYSTEMS SOFTWARE-3.56%

CA Inc.                                            45,644     1,138,818
-----------------------------------------------------------------------
Microsoft Corp.                                    32,392     1,153,155
=======================================================================
                                                              2,291,973
=======================================================================

THRIFTS & MORTGAGE FINANCE-1.92%

Fannie Mae                                         30,880     1,234,582
=======================================================================

WIRELESS TELECOMMUNICATION SERVICES-0.89%

Sprint Nextel Corp.                                43,384       569,632
=======================================================================
    Total Common Stocks & Other Equity
      Interests (Cost $32,573,359)                           39,652,711
=======================================================================

                                               PRINCIPAL
                                                 AMOUNT
BONDS & NOTES-26.01%

AEROSPACE & DEFENSE-0.38%

Goodrich Corp., Unsec. Unsub. Notes, 6.45%,
  04/15/08(d)                                  $   90,000        90,129
-----------------------------------------------------------------------
Systems 2001 Asset Trust LLC (United
  Kingdom)- Series 2001, Class G, Jr. Sec.
  Pass Through Ctfs., (INS-MBIA Insurance
  Corp.) 6.66%,
  09/15/13 (Acquired 02/09/05-10/27/05; Cost
  $166,521)(d)(e)(f)                              151,092       155,624
=======================================================================
                                                                245,753
=======================================================================

ASSET MANAGEMENT & CUSTODY BANKS-0.61%

Bank of New York Institutional Capital
  Trust-Series A, Trust Pfd. Capital
  Securities, 7.78%, 12/01/26 (Acquired
  08/15/07; Cost $363,125)(d)(f)                  350,000       363,794
-----------------------------------------------------------------------
Tokai Preferred Capital Co. LLC-Series A,
  Bonds, 9.98% (Acquired 01/29/07; Cost
  $26,389)(d)(f)(g)                                25,000        25,553
=======================================================================
                                                                389,347
=======================================================================

-----------------------------------------------------------------------
                                               PRINCIPAL
                                                 AMOUNT        VALUE

AUTOMOBILE MANUFACTURERS-0.57%

Daimler Finance North America LLC,
  Series E,
  Unsec. Gtd. Unsub. Floating Rate Medium
  Term Notes,
  5.44%, 10/31/08(d)(h)                        $  270,000   $   268,608
-----------------------------------------------------------------------
  Unsec. Gtd. Unsub. Global Notes,
  4.05%, 06/04/08(d)                              100,000        99,495
=======================================================================
                                                                368,103
=======================================================================

BROADCASTING & CABLE TV-2.36%

Clear Channel Communications Inc., Sr. Unsec.
  Unsub. Global Notes, 4.63%, 01/15/08(d)         240,000       239,105
-----------------------------------------------------------------------
Comcast Cable Communications Holdings Inc.,
  Unsec. Gtd. Global Notes, 9.46%,
  11/15/22(d)                                     167,000       208,697
-----------------------------------------------------------------------
Comcast Holdings Corp., Sr. Gtd. Sub. Notes,
  10.63%, 07/15/12(d)                             130,000       154,305
-----------------------------------------------------------------------
Cox Communications Inc.,
  Sr. Unsec. Notes,
  6.40%, 08/01/08(d)                               70,000        70,499
-----------------------------------------------------------------------
  Unsec. Notes,
  3.88%, 10/01/08(d)                              350,000       346,314
-----------------------------------------------------------------------
Cox Enterprises, Inc.,
  Notes,
  4.38%, 05/01/08 (Acquired 04/25/07; Cost
  $128,567)(d)(f)                                 130,000       129,373
-----------------------------------------------------------------------
  Sr. Unsec. Notes,
  7.88%, 09/15/10 (Acquired 05/02/07; Cost
  $37,559)(d)(f)                                   35,000        37,370
-----------------------------------------------------------------------
Time Warner Entertainment Co. L.P., Sr.
  Unsec. Gtd. Notes, 10.15%, 05/01/12(d)          280,000       332,489
=======================================================================
                                                              1,518,152
=======================================================================

BUILDING PRODUCTS-0.16%

American Standard Inc., Sr. Unsec. Gtd.
  Notes, 7.38%, 02/01/08(d)                       100,000       100,053
=======================================================================

CONSUMER FINANCE-1.11%

Capital One Capital III, Jr. Gtd. Sub. Notes,
  7.69%, 08/15/36(d)                               50,000        40,224
-----------------------------------------------------------------------
Ford Motor Credit Co. LLC, Sr. Unsec. Notes,
  4.95%, 01/15/08(d)                              310,000       309,668
-----------------------------------------------------------------------
SLM Corp.,
  Series A,
  Medium Term Notes,
  3.95%, 08/15/08(d)                              220,000       214,236
-----------------------------------------------------------------------
  Unsec. Floating Rate Medium Term Notes,
  5.04%, 04/14/08(d)(h)                           150,000       148,914
=======================================================================
                                                                713,042
=======================================================================

AIM V.I. Basic Balanced Fund

                                               PRINCIPAL
                                                 AMOUNT        VALUE
-----------------------------------------------------------------------

DIVERSIFIED BANKS-2.01%

Bangkok Bank PCL (Hong Kong), Unsec. Sub.
  Notes, 9.03%, 03/15/29 (Acquired 04/22/05;
  Cost $75,121)(d)(f)                          $   60,000   $    66,233
-----------------------------------------------------------------------
BankAmerica Institutional-Series A, Gtd.
  Trust Pfd. Capital Securities, 8.07%,
  12/31/26 (Acquired 09/26/06; Cost
  $104,484)(d)(f)                                 100,000       104,097
-----------------------------------------------------------------------
BBVA International Preferred S.A. Unipersonal
  (Spain), Jr. Unsec. Gtd. Sub. Notes, 5.92%
  (Acquired 03/22/07; Cost $40,000)(d)(f)(g)       40,000        35,029
-----------------------------------------------------------------------
Calyon (France), Gtd. Floating Rate Medium
  Term Notes, 4.25%, 02/11/08 (Acquired
  04/02/07; Cost $189,050)(d)(f)(h)               190,000       181,279
-----------------------------------------------------------------------
Centura Capital Trust I, Gtd. Trust Pfd.
  Capital Securities, 8.85%, 06/01/27
  (Acquired 05/22/03; Cost $63,272)(d)(f)          50,000        52,464
-----------------------------------------------------------------------
First Union Institutional Capital I, Jr.
  Unsec. Gtd. Sub. Trust Pfd. Capital
  Securities, 8.04%, 12/01/26(d)                  100,000       102,469
-----------------------------------------------------------------------
Lloyds TSB Bank PLC (United Kingdom)-Series
  1, Unsec. Sub. Floating Rate Euro Notes,
  5.13%(d)(g)(h)                                  130,000       105,066
-----------------------------------------------------------------------
Mizuho Financial Group Cayman Ltd. (Cayman
  Islands), Gtd. Sub. Second Tier Euro Bonds,
  8.38%(d)(g)                                      30,000        30,321
-----------------------------------------------------------------------
National Bank of Canada (Canada), Floating
  Rate Euro Deb., 5.56%, 08/29/87(d)(h)            60,000        46,500
-----------------------------------------------------------------------
National Westminster Bank PLC (United
  Kingdom)- Series B, Unsec. Sub. Floating
  Rate Euro Notes, 5.56%(d)(g)(h)                 100,000        77,071
-----------------------------------------------------------------------
NBD Bank N.A. Michigan, Unsec. Sub. Deb.,
  8.25%, 11/01/24(d)                               50,000        57,789
-----------------------------------------------------------------------
RBD Capital S.A. (Luxembourg), Euro Notes,
  6.50%, 08/11/08(d)                              100,000        99,674
-----------------------------------------------------------------------
RBS Capital Trust III, Jr. Gtd. Sub. Trust
  Pfd. Global Notes, 5.51%(d)(g)                   60,000        54,399
-----------------------------------------------------------------------
Sumitomo Mitsui Banking Corp. (Japan), Sub.
  Second Tier Euro Notes, 8.15%(d)(g)              90,000        91,856
-----------------------------------------------------------------------
Wachovia Capital Trust V, Jr. Gtd. Sub. Trust
  Pfd. Capital Securities, 7.97%, 06/01/27
  (Acquired 08/08/07; Cost $187,281)(d)(f)        180,000       188,044
=======================================================================
                                                              1,292,291
=======================================================================

DIVERSIFIED CHEMICALS-0.30%

Bayer Corp., Bonds, 6.20%, 02/15/08 (Acquired
  08/01/06-05/24/07; Cost $190,964)(d)(f)         190,000       190,745
=======================================================================

DIVERSIFIED COMMERCIAL & PROFESSIONAL
  SERVICES-0.49%

Erac USA Finance Co.,
  Bonds,
  5.30%, 11/15/08 (Acquired 05/24/07; Cost
  $54,822)(d)(f)                                   55,000        55,472
-----------------------------------------------------------------------

-----------------------------------------------------------------------
                                               PRINCIPAL
                                                 AMOUNT        VALUE
DIVERSIFIED COMMERCIAL & PROFESSIONAL
  SERVICES-(CONTINUED)

  Sr. Unsec. Gtd. Notes,
  7.00%, 10/15/37 (Acquired 10/10/07; Cost
  $138,788)(d)(f)                              $  140,000   $   129,645
-----------------------------------------------------------------------
  Unsec. Gtd. Notes,
  5.80%, 10/15/12 (Acquired 10/10/07; Cost
  $129,900)(d)(f)                                 130,000       130,667
=======================================================================
                                                                315,784
=======================================================================

DIVERSIFIED METALS & MINING-0.09%

Reynolds Metals Co., Sr. Unsec. Unsub. Medium
  Term Notes, 7.00%, 05/15/09(d)                   58,000        59,373
=======================================================================

ELECTRIC UTILITIES-0.56%

Entergy Gulf States Inc., Sec. First Mortgage
  Bonds, 3.60%, 06/01/08(d)                        80,000        79,364
-----------------------------------------------------------------------
Niagara Mohawk Power Corp.-Series G, Sr.
  Unsec. Notes, 7.75%, 10/01/08(d)                160,000       163,400
-----------------------------------------------------------------------
Ohio Edison Co., Sr. Unsec. Global Notes,
  4.00%, 05/01/08(d)                               90,000        89,617
-----------------------------------------------------------------------
TE Products Pipeline Co., Sr. Unsec. Notes,
  6.45%, 01/15/08(d)                               30,000        30,014
=======================================================================
                                                                362,395
=======================================================================

ELECTRICAL COMPONENTS & EQUIPMENT-0.17%

Thomas & Betts Corp., Medium Term Notes,
  6.63%, 05/07/08(d)                              110,000       110,028
=======================================================================

ENVIRONMENTAL & FACILITIES SERVICES-0.55%

Waste Management Inc.,
  Sr. Unsec. Unsub. Notes,
  6.50%, 11/15/08(d)                               70,000        70,865
-----------------------------------------------------------------------
  Unsec. Deb.,
  8.75%, 05/01/18(d)                              280,000       282,663
=======================================================================
                                                                353,528
=======================================================================

GAS UTILITIES-0.06%

CenterPoint Energy Resources Corp., Sr.
  Unsec. Deb., 6.50%, 02/01/08(d)                  40,000        40,024
=======================================================================

HEALTH CARE DISTRIBUTORS-0.23%

Cardinal Health Inc., Unsec. Notes, 6.25%,
  07/15/08(d)                                     150,000       150,968
=======================================================================

HOMEBUILDING-0.24%

D.R. Horton Inc., Sr. Unsec. Gtd. Notes,
  5.00%, 01/15/09(d)                              165,000       156,181
=======================================================================

HOUSEWARES & SPECIALTIES-0.06%

Newell Rubbermaid Inc.-Series A, Unsec.
  Unsub. Putable Medium Term Notes, 6.35%,
  07/15/08(d)                                      40,000        40,278
=======================================================================

INDUSTRIAL MACHINERY-0.11%

IDEX Corp., Sr. Unsec. Notes, 6.88%,
  02/15/08(d)                                      70,000        70,156
=======================================================================

AIM V.I. Basic Balanced Fund

                                               PRINCIPAL
                                                 AMOUNT        VALUE
-----------------------------------------------------------------------

INDUSTRIAL REIT'S-0.03%

ProLogis, Sr. Unsec. Unsub. Notes, 7.10%,
  04/15/08(d)                                  $   20,000   $    20,092
=======================================================================

INTEGRATED OIL & GAS-0.62%

ConocoPhillips, Unsec. Deb., 7.13%,
  03/15/28(d)                                      65,000        67,230
-----------------------------------------------------------------------
Husky Oil Ltd. (Canada), Unsec. Sub. Yankee
  Capital Securities, 8.90%, 08/15/28(d)          325,000       329,270
=======================================================================
                                                                396,500
=======================================================================

INTEGRATED TELECOMMUNICATION SERVICES-0.91%

Southwestern Bell Telephone L.P., Sr. Unsec.
  Unsub. Deb., 7.20%, 10/15/26(d)                 110,000       111,894
-----------------------------------------------------------------------
Telecom Italia Capital S.A. (Italy), Unsec.
  Gtd. Unsub. Global Notes, 4.00%,
  11/15/08(d)                                     110,000       109,159
-----------------------------------------------------------------------
Verizon New York Inc., Sr. Unsec. Bonds,
  7.00%, 12/01/33(d)                               90,000        89,624
-----------------------------------------------------------------------
Verizon Virginia Inc.-Series A, Sr. Unsec.
  Global Bonds, 4.63%, 03/15/13(d)                160,000       154,291
-----------------------------------------------------------------------
Windstream Georgia Communications Corp.,
  Unsec. Deb., 6.50%, 11/15/13(d)                 117,000       118,799
=======================================================================
                                                                583,767
=======================================================================

INTERNET RETAIL-0.10%

Expedia, Inc., Sr. Unsec. Gtd. Putable Global
  Notes, 7.46%, 08/15/13(d)                        60,000        61,691
=======================================================================

INVESTMENT BANKING & BROKERAGE-1.08%

Bear Stearns Cos. Inc., (The), Floating Rate
  Notes, 5.60%, 07/19/10(d)(h)                    180,000       169,315
-----------------------------------------------------------------------
Jefferies Group, Inc.,
  Sr. Unsec. Deb.,
  5.88%, 06/08/14(d)                              230,000       233,910
-----------------------------------------------------------------------
  Sr. Unsec. Notes,
  6.45%, 06/08/27(d)                               50,000        47,168
-----------------------------------------------------------------------
Lehman Brothers Holdings Inc.-Series I, Sr.
  Floating Rate Medium Term Notes, 4.91%,
  11/24/08(d)(h)                                   40,000        39,420
-----------------------------------------------------------------------
Morgan Stanley-Series F, Sr. Unsec. Medium
  Term Global Notes, 5.95%, 12/28/17(d)           100,000       100,373
-----------------------------------------------------------------------
SB Treasury Co. LLC-Series A, Jr. Sub. Trust
  Pfd. Capital Securities, 9.40% (Acquired
  06/29/07; Cost $103,570)(d)(f)(g)               100,000       102,333
=======================================================================
                                                                692,519
=======================================================================

LEISURE FACILITIES-0.10%

International Speedway Corp., Sr. Unsec. Gtd.
  Notes, 4.20%, 04/15/09(d)                        65,000        64,310
=======================================================================

LEISURE PRODUCTS-0.06%

Hasbro Inc., Sr. Unsec. Notes, 6.15%,
  07/15/08(d)                                      40,000        39,975
=======================================================================

LIFE & HEALTH INSURANCE-0.34%

Prudential Holdings, LLC-Series B, Bonds,
  (INS-Financial Security Assurance Inc.)
  7.25%, 12/18/23 (Acquired
  01/22/04-02/17/06; Cost $223,295)(d)(e)(f)      190,000       219,317
=======================================================================

-----------------------------------------------------------------------
                                               PRINCIPAL
                                                 AMOUNT        VALUE

MORTGAGE REIT'S-0.45%

iStar Financial Inc.,
  Sr. Unsec. Floating Rate Notes,
  5.51%, 03/03/08(d)(h)                        $  100,000   $    99,650
-----------------------------------------------------------------------
  Sr. Unsec. Notes,
  7.00%, 03/15/08(d)                              110,000       110,427
-----------------------------------------------------------------------
  8.75%, 08/15/08(d)                               81,000        81,392
=======================================================================
                                                                291,469
=======================================================================

MULTI-UTILITIES-0.62%

Consumers Energy Co.-Series A, Sr. Unsec.
  Global Notes, 6.38%, 02/01/08(d)                130,000       130,111
-----------------------------------------------------------------------
Dominion Capital Trust I, Jr. Unsec. Gtd.
  Sub. Trust Pfd. Capital Securities, 7.83%,
  12/01/27(d)                                     140,000       145,961
-----------------------------------------------------------------------
Dominion Resources, Inc., Sr. Unsec. Notes,
  4.13%, 02/15/08(d)                               40,000        39,948
-----------------------------------------------------------------------
Midamerican Energy Holdings Co., Sr. Unsec.
  Notes, 7.52%, 09/15/08(d)                        80,000        81,300
=======================================================================
                                                                397,320
=======================================================================

OIL & GAS REFINING & MARKETING-0.26%

Premcor Refining Group Inc., (The), Sr.
  Unsec. Global Notes, 9.50%, 02/01/13(d)         160,000       167,782
=======================================================================

OTHER DIVERSIFIED FINANCIAL SERVICES-3.72%

BankAmerica Capital II-Series 2, Jr. Unsec.
  Gtd. Sub. Trust Pfd. Capital Securities,
  8.00%, 12/15/26(d)                               80,000        83,094
-----------------------------------------------------------------------
BankAmerica Capital III, Gtd. Floating Rate
  Trust Pfd. Capital Securities, 5.81%,
  01/15/27(d)(h)                                  137,000       125,297
-----------------------------------------------------------------------
Capmark Financial Group Inc., Sr. Unsec. Gtd.
  Floating Rate Notes, 5.53%, 05/10/10
  (Acquired 05/03/07; Cost $210,000)(d)(f)(h)     210,000       169,462
-----------------------------------------------------------------------
Countrywide Home Loans, Inc.-Series L, Unsec.
  Gtd. Unsub. Medium Term Global Notes,
  3.25%, 05/21/08(d)                              250,000       225,063
-----------------------------------------------------------------------
Lazard Group, Sr. Unsec. Global Notes, 6.85%,
  06/15/17(d)                                      70,000        68,285
-----------------------------------------------------------------------
Mantis Reef Ltd. (Cayman Islands), Notes,
  4.69%, 11/14/08 (Acquired
  08/11/06-06/21/07; Cost $348,704)(d)(f)         355,000       356,661
-----------------------------------------------------------------------
Mizuho JGB Investment LLC-Series A, Sub.
  Bonds, 9.87% (Acquired 06/16/04-07/28/05;
  Cost $356,092)(d)(f)(g)                         315,000       321,495
-----------------------------------------------------------------------
NB Capital Trust II, Gtd. Sub. Trust Pfd.
  Capital Securities, 7.83%, 12/15/26(d)           50,000        51,800
-----------------------------------------------------------------------
Old Mutual Capital Funding L.P. (United
  Kingdom), Gtd. Euro Bonds, 8.00%(d)(g)          130,000       130,364
-----------------------------------------------------------------------
Pemex Finance Ltd. (Mexico)-Series 1999-2,
  Class A1, Global Bonds, 9.69%, 08/15/09(d)      196,000       201,823
-----------------------------------------------------------------------
Regional Diversified Funding (Cayman
  Islands), Sr. Notes, 9.25%, 03/15/30
  (Acquired 09/22/04; Cost $169,578)(d)(f)        143,333       162,463
-----------------------------------------------------------------------
Residential Capital LLC, Sr. Unsec. Gtd.
  Unsub. Floating Rate Notes, 5.65%,
  06/09/08(d)(h)                                  405,000       349,313
-----------------------------------------------------------------------

AIM V.I. Basic Balanced Fund

                                               PRINCIPAL
                                                 AMOUNT        VALUE
-----------------------------------------------------------------------
OTHER DIVERSIFIED FINANCIAL SERVICES-(CONTINUED)

Twin Reefs Pass-Through Trust (Bermuda),
  Floating Rate Pass Through Ctfs., 6.24%
  (Acquired 12/07/04; Cost
  $90,000)(d)(f)(g)(h)(i)                      $   90,000   $    58,574
-----------------------------------------------------------------------
Two-Rock Pass-Through Trust (Bermuda),
  Floating Rate Pass Through Ctfs., 5.83%
  (Acquired 11/10/06; Cost
  $100,118)(d)(f)(g)(h)(i)                        100,000        45,125
-----------------------------------------------------------------------
UFJ Finance Aruba AEC (Japan), Unsec. Gtd.
  Sub. Euro Bonds, 8.75%(d)(g)                     40,000        40,546
=======================================================================
                                                              2,389,365
=======================================================================

PACKAGED FOODS & MEATS-0.25%

General Mills Inc., Notes, 6.73%, 02/05/08(d)     160,000       160,563
=======================================================================

PAPER PACKAGING-0.25%

Sealed Air Corp., Sr. Unsec. Notes, 5.38%,
  04/15/08 (Acquired 05/18/07-05/21/07; Cost
  $159,675)(d)(f)                                 160,000       160,050
=======================================================================

PAPER PRODUCTS-0.05%

International Paper Co., Notes, 5.13%,
  11/15/12(d)                                      30,000        29,992
=======================================================================

PROPERTY & CASUALTY INSURANCE-1.93%

Chubb Corp., Sr. Unsec. Notes, 5.47%,
  08/16/08(d)                                      55,000        55,286
-----------------------------------------------------------------------
CNA Financial Corp., Sr. Unsec. Unsub. Notes,
  6.45%, 01/15/08(d)                              185,000       185,017
-----------------------------------------------------------------------
First American Capital Trust I, Gtd. Trust
  Pfd. Capital Securities, 8.50%, 04/15/12(d)     285,000       310,904
-----------------------------------------------------------------------
North Front Pass-Through Trust, Pass Through
  Ctfs., 5.81%, 12/15/24 (Acquired 12/08/04;
  Cost $100,000)(d)(f)                            100,000        95,740
-----------------------------------------------------------------------
Oil Casualty Insurance Ltd. (Bermuda), Unsec.
  Gtd. Deb, 8.00%, 09/15/34 (Acquired
  04/29/05-06/09/05; Cost $213,696)(d)(f)         200,000       207,066
-----------------------------------------------------------------------
Oil Insurance Ltd., Notes, 7.56% (Acquired
  06/15/06; Cost $360,000)(d)(f)(g)               360,000       369,975
-----------------------------------------------------------------------
QBE Capital Funding II L.P. (Australia), Gtd.
  Sub. Bonds, 6.80% (Acquired 04/25/07; Cost
  $20,000)(d)(f)(g)                                20,000        18,898
=======================================================================
                                                              1,242,886
=======================================================================

REGIONAL BANKS-1.30%

Cullen/Frost Capital Trust I, Jr. Unsec. Gtd.
  Sub. Floating Rate Notes, 6.67%,
  03/01/34(d)(h)                                  200,000       195,512
-----------------------------------------------------------------------
PNC Capital Trust C, Gtd. Floating Rate Trust
  Pfd. Capital Securities, 5.69%,
  06/01/28(d)(h)                                  100,000        88,177
-----------------------------------------------------------------------
Silicon Valley Bank, Unsec. Sub. Notes,
  6.05%, 06/01/17(d)                              110,000       106,345
-----------------------------------------------------------------------
TCF National Bank, Sub. Notes, 5.00%,
  06/15/14(d)                                      60,000        60,129
-----------------------------------------------------------------------
Western Financial Bank, Unsec. Sub. Deb.,
  9.63%, 05/15/12(d)                              360,000       385,351
=======================================================================
                                                                835,514
=======================================================================

REINSURANCE-0.16%

Stingray Pass-Through Trust, Pass Through
  Ctfs., 5.90%, 01/12/15 (Acquired
  01/07/05-11/03/05; Cost $196,920)(d)(f)(i)      200,000       105,152
=======================================================================

-----------------------------------------------------------------------
                                               PRINCIPAL
                                                 AMOUNT        VALUE

RESIDENTIAL REIT'S-0.05%

AvalonBay Communities Inc., Sr. Unsec. Medium
  Term Notes, 8.25%, 07/15/08(d)               $   30,000   $    30,456
=======================================================================

RESTAURANTS-0.23%

Darden Restaurants Inc., Sr. Unsec. Notes,
  5.63%, 10/15/12(d)                               50,000        50,729
-----------------------------------------------------------------------
Yum! Brands Inc., Sr. Unsec. Notes, 7.65%,
  05/15/08(d)                                     100,000       100,712
=======================================================================
                                                                151,441
=======================================================================

RETAIL REIT'S-0.29%

Developers Diversified Realty Corp., Sr.
  Medium Term Notes, 6.63%, 01/15/08(d)            60,000        60,017
-----------------------------------------------------------------------
National Retail Properties Inc., Sr. Unsec.
  Unsub. Notes, 7.13%, 03/15/08(d)                125,000       125,140
=======================================================================
                                                                185,157
=======================================================================

SPECIALIZED FINANCE-0.52%

CIT Group Inc.,
  Sr. Medium Term Notes,
  4.75%, 08/15/08(d)                              130,000       128,692
-----------------------------------------------------------------------
  Sr. Unsec. Floating Rate Medium Term Notes,
  5.23%, 05/23/08(d)(h)                           130,000       128,033
-----------------------------------------------------------------------
  Sr. Unsec. Medium Term Global Notes,
  4.00%, 05/08/08(d)                               80,000        79,588
=======================================================================
                                                                336,313
=======================================================================

SPECIALIZED REIT'S-0.52%

HCP Inc.,
  Sr. Unsec. Floating Rate Medium Term Notes,
  5.44%, 09/15/08(d)(h)                           140,000       139,791
-----------------------------------------------------------------------
  Sr. Unsec. Medium Term Notes,
  6.70%, 01/30/18(d)                              100,000        98,232
-----------------------------------------------------------------------
Health Care REIT Inc., Sr. Unsec. Notes,
  5.88%, 05/15/15(d)                              100,000        94,663
=======================================================================
                                                                332,686
=======================================================================

SPECIALTY CHEMICALS-0.09%

Valspar Corp.,
  Sr. Unsec. Unsub. Notes,
  5.63%, 05/01/12(d)                               25,000        25,306
-----------------------------------------------------------------------
  6.05%, 05/01/17(d)                               30,000        30,947
=======================================================================
                                                                 56,253
=======================================================================

THRIFTS & MORTGAGE FINANCE-0.16%

Washington Mutual, Inc., Floating Rate Ctfs.
  of Deposit, 5.24%, 04/18/08(d)(h)               100,000       100,016
=======================================================================

TRADING COMPANIES & DISTRIBUTORS-0.09%

Western Power Distribution Holdings Ltd.
  (United Kingdom), Sr. Unsec. Unsub. Notes,
  7.38%, 12/15/28 (Acquired 01/25/05; Cost
  $56,019)(d)(f)                                   50,000        57,270
=======================================================================

AIM V.I. Basic Balanced Fund

                                               PRINCIPAL
                                                 AMOUNT        VALUE
-----------------------------------------------------------------------

TRUCKING-0.58%

Roadway Corp., Sr. Sec. Gtd. Global Notes,
  8.25%, 12/01/08(d)                           $  230,000   $   232,406
-----------------------------------------------------------------------
Stagecoach Transport Holdings PLC (United
  Kingdom), Unsec. Unsub. Yankee Notes,
  8.63%, 11/15/09(d)                              130,000       138,966
=======================================================================
                                                                371,372
=======================================================================

WIRELESS TELECOMMUNICATION SERVICES-1.19%

Alamosa Delaware Inc., Sr. Gtd. Global Notes,
  8.50%, 01/31/12(d)                              210,000       219,017
-----------------------------------------------------------------------
Nextel Communications, Inc.-Series D, Sr.
  Gtd. Notes, 7.38%, 08/01/15(d)                  250,000       247,597
-----------------------------------------------------------------------
Sprint Nextel Corp., Unsec. Deb., 9.25%,
  04/15/22(d)                                     140,000       166,964
-----------------------------------------------------------------------
US Unwired Inc.-Series B, Sr. Sec. Gtd.
  Second Priority Global Notes, 10.00%,
  06/15/12(d)                                     125,000       133,113
=======================================================================
                                                                766,691
=======================================================================
    Total Bonds & Notes (Cost $17,249,830)                   16,722,120
=======================================================================

U.S. MORTGAGE-BACKED SECURITIES-12.79%

FEDERAL HOME LOAN MORTGAGE CORP.
  (FHLMC)-3.58%

Pass Through Ctfs.,
  7.00%, 06/01/15 to 06/01/32(d)                  107,900       113,297
-----------------------------------------------------------------------
  6.00%, 04/01/16 to 11/01/33(d)                  434,378       442,622
-----------------------------------------------------------------------
  5.50%, 10/01/18 to 02/01/37(d)                  212,179       215,118
-----------------------------------------------------------------------
  7.50%, 11/01/30 to 05/01/31(d)                   18,885        20,176
-----------------------------------------------------------------------
  6.50%, 05/01/32 to 08/01/32(d)                   28,281        29,242
-----------------------------------------------------------------------
  Pass Through Ctfs., TBA,
  5.00%, 01/01/38(d)(j)                           753,000       734,763
-----------------------------------------------------------------------
  5.50%, 01/01/38(d)(j)                           100,000        99,797
-----------------------------------------------------------------------
  6.00%, 02/01/38(d)(j)                           635,000       643,831
=======================================================================
                                                              2,298,846
=======================================================================

FEDERAL NATIONAL MORTGAGE ASSOCIATION
  (FNMA)-7.45%

Pass Through Ctfs.,
  6.50%, 04/01/14 to 10/01/2035(d)                446,151       461,833
-----------------------------------------------------------------------
  7.50%, 11/01/15 to 03/01/2031(d)                100,895       108,741
-----------------------------------------------------------------------
  7.00%, 02/01/16 to 09/01/32(d)                   62,026        65,161
-----------------------------------------------------------------------
  6.00%, 01/01/17 to 03/01/37(d)                    6,462         6,610
-----------------------------------------------------------------------
  6.00%, 05/01/17(d)                               82,655(k)      84,744
-----------------------------------------------------------------------
  5.00%, 04/01/18(d)                              208,386       208,939
-----------------------------------------------------------------------
  4.50%, 11/01/18(d)                               90,925        89,492
-----------------------------------------------------------------------
  5.50%, 03/01/21(d)                                1,593         1,614
-----------------------------------------------------------------------
  8.00%, 08/01/21 to 12/01/23(d)                   21,532        22,981
-----------------------------------------------------------------------
  Pass Through Ctfs., TBA,
  5.50%, 01/01/23 to 01/01/38(d)(j)             1,586,000     1,587,739
-----------------------------------------------------------------------
  6.00%, 01/01/23 to 01/01/38(d)(j)             1,122,000     1,140,005
-----------------------------------------------------------------------
  7.00%, 01/01/38(d)(j)                           976,000     1,015,345
=======================================================================
                                                              4,793,204
=======================================================================

-----------------------------------------------------------------------
                                               PRINCIPAL
                                                 AMOUNT        VALUE

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
  (GNMA)-1.76%

Pass Through Ctfs.,
  7.50%, 06/15/23 to 10/15/31(d)               $   32,705   $    34,892
-----------------------------------------------------------------------
  8.50%, 11/15/24(d)                               58,602        64,018
-----------------------------------------------------------------------
  8.00%, 08/15/25(d)                               10,154        10,977
-----------------------------------------------------------------------
  6.50%, 03/15/29 to 01/15/37(d)                  395,746       411,440
-----------------------------------------------------------------------
  6.00%, 09/15/31 to 05/15/33(d)                  267,034       274,130
-----------------------------------------------------------------------
  5.50%, 12/15/33 to 02/15/34(d)                  189,308       190,801
-----------------------------------------------------------------------
  7.00%, 06/15/37(d)                              136,778       143,055
=======================================================================
                                                              1,129,313
=======================================================================
    Total U.S. Mortgage-Backed Securities
      (Cost $8,183,286)                                       8,221,363
=======================================================================

                                                 SHARES
PREFERRED STOCKS-3.06%

LIFE & HEALTH INSURANCE-0.13%

Aegon N.V. (Netherlands), 6.38% Pfd                 4,100        80,975
=======================================================================

OFFICE SERVICES & SUPPLIES-0.90%

Pitney Bowes International Holdings
  Inc.,-Series D, 4.85% Pfd.(d)                         6       580,276
=======================================================================

OTHER DIVERSIFIED FINANCIAL SERVICES-1.87%

Auction Pass Through Trust-Series 2007-T2,
  Class A1, 7.95% Floating Rate Pfd.
  (Acquired 12/14/07; Cost
  $600,000)(f)(h)(i)(l)                                 8       601,498
-----------------------------------------------------------------------
  Series 2007-T3, Class A, 8.25%, Floating
  Rate Pfd. (Acquired 10/22/07; Cost
  $600,000)(f)(h)(i)(l)                                 8       600,564
=======================================================================
                                                              1,202,062
=======================================================================

WIRELESS TELECOMMUNICATION SERVICES-0.16%

Telephone & Data Systems, Inc.-Series A,
  7.60% Pfd                                         5,000       104,100
=======================================================================
    Total Preferred Stocks (Cost $2,009,080)                  1,967,413
=======================================================================

                                               PRINCIPAL
                                                 AMOUNT
ASSET-BACKED SECURITIES-2.07%

COLLATERALIZED MORTGAGE OBLIGATIONS-0.74%

Federal Home Loan Bank-Series TQ-2015, Class
  A, Pass Through Ctfs., 5.07%, 10/20/15(d)    $  107,447       109,753
-----------------------------------------------------------------------
Option One Mortgage Securities Corp.-Series
  2007-4A, Floating Rate Notes, 4.97%,
  04/25/12 (Acquired 05/11/07; Cost
  $57,263)(f)(h)(i)(l)                             57,263        54,400
-----------------------------------------------------------------------
Structured Asset Securities Corp.-Series
  2007-OSI, Class A2, Floating Rate Pass
  Through Ctfs., 4.96%, 06/25/37(d)(h)            138,494       134,291
-----------------------------------------------------------------------
U.S. Bank N.A., Sr. Medium Term Notes, 5.92%,
  05/25/12(d)                                     168,189       176,341
=======================================================================
                                                                474,785
=======================================================================

AIM V.I. Basic Balanced Fund

                                               PRINCIPAL
                                                 AMOUNT        VALUE
-----------------------------------------------------------------------

OTHER DIVERSIFIED FINANCIAL SERVICES-1.33%

Citicorp Lease Pass-Through Trust-Series
  1999-1, Class A2, Pass Through Ctfs.,
  (Acquired 06/01/00- 01/26/06; Cost
  $364,942) 8.04%, 12/15/19(d)(f)              $  325,000   $   374,660
-----------------------------------------------------------------------
LILACS Repackaging 2005-I-Series A, Sr. Sec.
  Notes, 5.14%, 04/15/15 (Acquired 07/14/05;
  Cost $484,024)(f)(i)(l)                         484,024       484,774
=======================================================================
                                                                859,434
=======================================================================
    Total Asset-Backed Securities (Cost
      $1,314,823)                                             1,334,219
=======================================================================

U.S. GOVERNMENT AGENCY SECURITIES-1.24%

FEDERAL NATIONAL MORTGAGE ASSOCIATION
  (FNMA)-0.89%

Unsec. Floating Rate Global Notes, 3.90%,
  02/17/09(d)(h)                                  200,000       198,854
-----------------------------------------------------------------------
Unsec. Notes, 6.25%, 03/29/22(d)                  370,000       372,127
=======================================================================
                                                                570,981
=======================================================================

-----------------------------------------------------------------------
                                               PRINCIPAL
                                                 AMOUNT        VALUE

STUDENT LOAN MARKETING ASSOCIATION-0.35%

Medium Term Notes, 5.05%, 11/14/14(d)          $   70,000   $    58,907
-----------------------------------------------------------------------
Series A, Medium Term Notes, 3.63%,
  03/17/08(d)                                      80,000        79,628
-----------------------------------------------------------------------
Unsec. Unsub. Floating Rate Medium Term
  Notes, 3.96%, 12/15/08(d)(h)                     90,000        88,470
=======================================================================
                                                                227,005
=======================================================================
    Total U.S. Government Agency Securities
      (Cost $801,201)                                           797,986
=======================================================================

MUNICIPAL OBLIGATIONS-0.30%

Detroit (City of), Michigan; Series 2005 A-1,
  Taxable Capital Improvement Limited Tax GO,
  (INS-Ambac Assurance Corp.) 4.96%,
  04/01/20(d)(e)                                   65,000        62,626
-----------------------------------------------------------------------
Industry (City of), California Urban
  Development Agency (Project 3); Series
  2003, Taxable Allocation RB, (INS-MBIA
  Insurance Corp.) 6.10%, 05/01/24(d)(e)          125,000       127,693
=======================================================================
    Total Municipal Obligations (Cost
      $192,838)                                                 190,319
=======================================================================

MONEY MARKET FUNDS-1.45%

Liquid Assets Portfolio-Institutional
  Class(m)                                        464,835       464,835
-----------------------------------------------------------------------
Premier Portfolio-Institutional Class(m)          464,835       464,835
=======================================================================
    Total Money Market Funds (Cost $929,670)                    929,670
=======================================================================
TOTAL INVESTMENTS-108.59% (Cost $63,254,087)                 69,815,801
=======================================================================
OTHER ASSETS LESS LIABILITIES-(8.59)%                        (5,521,148)
=======================================================================
NET ASSETS-100.00%                                          $64,294,653
_______________________________________________________________________
=======================================================================

Investment Abbreviations:

ADR     - American Depositary Receipt
Ctfs    - Certificates
Deb.    - Debentures
GO      - General Obligation Bonds
Gtd.    - Guaranteed
INS     - Insurer
Jr.     - Junior
LILACS  - Life Insurance and Life Annuities Backed Charitable Securities
Pfd.    - Preferred
RB      - Revenue Bonds
REIT    - Real Estate Investment Trust
Sec.    - Secured
Sr.     - Senior
Sub.    - Subordinated
TBA     - To Be Announced
Unsec.  - Unsecured
Unsub.  - Unsubordinated

AIM V.I. Basic Balanced Fund

Notes to Schedule of Investments:

(a) Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. and Standard & Poor's.
(b) Non-income producing security.
(c) In accordance with the procedures established by the Board of Trustees, the foreign security is fair valued using adjusted closing market prices. The aggregate value of these securities at December 31, 2007 was $1,870,027, which represented 2.91% of the Fund's Net Assets. See Note 1A.
(d) In accordance with the procedures established by the Board of Trustees, security fair valued based on an evaluated quote provided by an independent pricing service. The aggregate value of these securities at December 31, 2007 was $27,307,109, which represented 42.47% of the Fund's Net Assets. See
    Note 1A.
(e) Principal and/or interest payments are secured by the bond insurance company listed.
(f) Security not registered under the Securities Act of 1933, as amended (e.g., the security was purchased in a Rule 144A transaction or a Regulation D transaction). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The Fund has no rights to demand registration of these securities. The aggregate value of these securities at December 31, 2007 was $6,410,866, which represented 9.97% of the Fund's Net Assets. Unless otherwise indicated, these securities are not considered to be illiquid.
(g) Perpetual bond with no specified maturity date.
(h) Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on December 31, 2007.
(i) Security considered to be illiquid. The Fund is limited to investing 15% of net assets in illiquid securities at the time of purchase. The aggregate value of these securities considered illiquid at December 31, 2007 was $1,950,087, which represented 3.03% of the Fund's Net Assets.
(j) Security purchased on forward commitment basis. This security is subject to dollar roll transactions. See Note 1I.
(k) All or a portion of the principal balance was pledged as collateral to cover margin requirements for open futures contracts. See Note 1L and Note 8.
(l) Security fair valued in good faith in accordance with the procedures established by the Board of Trustees. The aggregate value of these securities at December 31, 2007 was $1,741,236, which represented 2.71% of the Fund's Net Assets. See Note 1A.
(m) The money market fund and the Fund are affiliated by having the same investment advisor. See Note 3.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM V.I. Basic Balanced Fund

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2007

ASSETS:

Investments, at value (Cost $62,324,417)         $68,886,131
------------------------------------------------------------
Investments in affiliated money market funds
  (Cost $929,670)                                    929,670
============================================================
    Total Investments (Cost $63,254,087)          69,815,801
============================================================
Foreign currencies, at value (Cost $11,901)           11,742
------------------------------------------------------------
Receivables for:
  Investments sold                                 2,347,684
------------------------------------------------------------
  Variation margin                                    16,313
------------------------------------------------------------
  Fund shares sold                                       455
------------------------------------------------------------
  Dividends and Interest                             312,481
------------------------------------------------------------
  Fund expenses absorbed                               6,564
------------------------------------------------------------
Investment for trustee deferred compensation
  and retirement plans                                36,122
------------------------------------------------------------
Other assets                                           5,302
============================================================
    Total assets                                  72,552,464
____________________________________________________________
============================================================

LIABILITIES:

Payables for:
  Investments purchased                            7,820,194
------------------------------------------------------------
  Fund shares reacquired                              25,896
------------------------------------------------------------
  Amount due custodian                                 9,276
------------------------------------------------------------
  Trustee deferred compensation and retirement
    plans                                             43,485
------------------------------------------------------------
  Unrealized depreciation on swap agreements         180,988
------------------------------------------------------------
  Premiums received on swap agreements                88,353
------------------------------------------------------------
Accrued administrative services fees                  36,934
------------------------------------------------------------
Accrued distribution fees -- Series II                 3,380
------------------------------------------------------------
Accrued trustees' and officer's fees and
  benefits                                               625
------------------------------------------------------------
Accrued transfer agent fees                              755
------------------------------------------------------------
Accrued operating expenses                            47,925
============================================================
    Total liabilities                              8,257,811
============================================================
Net assets applicable to shares outstanding      $64,294,653
____________________________________________________________
============================================================

NET ASSETS CONSIST OF:

Shares of beneficial interest                    $66,687,961
------------------------------------------------------------
Undistributed net investment income                1,940,359
------------------------------------------------------------
Undistributed net realized gain (loss)           (10,719,710)
------------------------------------------------------------
Unrealized appreciation                            6,386,043
============================================================
                                                 $64,294,653
____________________________________________________________
============================================================

NET ASSETS:

Series I                                         $59,000,129
____________________________________________________________
============================================================
Series II                                        $ 5,294,524
____________________________________________________________
============================================================

SHARES OUTSTANDING, $0.001 PAR VALUE PER SHARE,
  UNLIMITED NUMBER OF SHARES AUTHORIZED:

Series I                                           4,996,947
____________________________________________________________
============================================================
Series II                                            451,418
____________________________________________________________
============================================================
Series I:
  Net asset value per share                      $     11.81
____________________________________________________________
============================================================
Series II:
  Net asset value per share                      $     11.73
____________________________________________________________
============================================================

STATEMENT OF OPERATIONS

For the year ended December 31, 2007

INVESTMENT INCOME:

Interest                                          $1,738,235
------------------------------------------------------------
Dividends (net of foreign withholding taxes of
  $11,213)                                           823,664
------------------------------------------------------------
Dividends from affiliated money market funds          97,676
============================================================
    Total investment income                        2,659,575
============================================================

EXPENSES:

Advisory fees                                        618,637
------------------------------------------------------------
Administrative services fees                         220,617
------------------------------------------------------------
Custodian fees                                        28,007
------------------------------------------------------------
Distribution fees -- Series II                        13,961
------------------------------------------------------------
Transfer agent fees                                    8,899
------------------------------------------------------------
Trustees' and officer's fees and benefits             19,062
------------------------------------------------------------
Professional services fees                            49,713
------------------------------------------------------------
Other                                                 29,204
============================================================
    Total expenses                                   988,100
============================================================
Less: Fees waived and expense offset
  arrangement(s)                                    (225,010)
============================================================
    Net expenses                                     763,090
============================================================
Net investment income                              1,896,485
============================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM:

Net realized gain (loss) from:
  Investment securities (includes net gains from
    securities sold to affiliates of $182,570)     6,818,604
------------------------------------------------------------
  Foreign currencies                                   7,667
------------------------------------------------------------
  Futures contracts                                  (52,871)
------------------------------------------------------------
  Swap agreements                                     47,884
============================================================
                                                   6,821,284
============================================================
Change in net unrealized appreciation
  (depreciation) of:
  Investment securities                           (6,019,721)
------------------------------------------------------------
  Foreign currencies                                    (264)
------------------------------------------------------------
  Futures contracts                                   81,213
------------------------------------------------------------
  Swap agreements                                   (179,836)
============================================================
                                                  (6,118,608)
============================================================
Net realized and unrealized gain                     702,676
============================================================
Net increase in net assets resulting from
  operations                                      $2,599,161
____________________________________________________________
============================================================

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM V.I. Basic Balanced Fund

STATEMENT OF CHANGES IN NET ASSETS

For the years ended December 31, 2007 and 2006

                                                                  2007            2006
------------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income                                       $  1,896,485    $  1,993,006
------------------------------------------------------------------------------------------
  Net realized gain                                              6,821,284       3,777,882
------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation)          (6,118,608)      3,408,364
==========================================================================================
    Net increase in net assets resulting from operations         2,599,161       9,179,252
==========================================================================================
Distributions to shareholders from net investment income:
  Series I                                                      (1,869,328)     (1,595,527)
------------------------------------------------------------------------------------------
  Series II                                                       (151,655)        (98,205)
==========================================================================================
  Decrease in net assets resulting from distributions           (2,020,983)     (1,693,732)
==========================================================================================
Share transactions-net:
  Series I                                                     (25,823,599)    (13,432,639)
------------------------------------------------------------------------------------------
  Series II                                                       (549,210)       (466,801)
==========================================================================================
    Net increase (decrease) in net assets resulting from
     share transactions                                        (26,372,809)    (13,899,440)
==========================================================================================
    Net increase (decrease) in net assets                      (25,794,631)     (6,413,920)
==========================================================================================

NET ASSETS:

  Beginning of year                                             90,089,284      96,503,204
==========================================================================================
  End of year (including undistributed net investment income
    of $1,940,359 and $1,981,205, respectively)               $ 64,294,653    $ 90,089,284
__________________________________________________________________________________________
==========================================================================================

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM V.I. Basic Balanced Fund

NOTES TO FINANCIAL STATEMENTS

December 31, 2007

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM V.I. Basic Balanced Fund (the "Fund") is a series portfolio of AIM Variable Insurance Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of twenty separate portfolios, (each constituting a "Fund"). The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies ("variable products"). Matters affecting each Fund or class will be voted on exclusively by the shareholders of such Fund or class. Current Securities and Exchange Commission ("SEC") guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each Fund or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.

    The Fund's investment objective is long-term growth of capital and current income.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy.

       Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations, including commercial paper, having 60 days or less to maturity are recorded at amortized cost which approximates value. Debt securities are subject to interest rate and credit risks. In addition, all debt securities involve some risk of default with respect to interest and/or principal payments.

       A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

       Swap agreements are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end of day net present values, spreads, ratings, industry, and company performance.

       Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and may make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economical upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

       Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices.

       Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value.

       Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer's assets, general economic conditions, interest rates, investor perceptions and market liquidity.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Paydown gains and losses on mortgage and asset-backed securities are recorded as adjustments to interest income. Dividend income is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.

AIM V.I. Basic Balanced Fund


       The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds as received are included in the Statement of Operations as realized gain/loss for investments no longer held and as unrealized gain/loss for investments still held.

       Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain
     (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.

       The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. COUNTRY DETERMINATION -- For the purposes of making investment selection decisions and presentation in the Schedule of Investments, AIM may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer's securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America unless otherwise noted.

D. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid to separate accounts of participating insurance companies annually and recorded on ex-dividend date.

E. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund's taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

       The Fund files tax returns in the U.S. federal jurisdiction and certain other jurisdictions. Generally the Fund is subject to examinations by such taxing authorities for tax periods after 2003.

F. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.

G. ACCOUNTING ESTIMATES -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates.

H. INDEMNIFICATIONS -- Under the Trust's organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust's investment manager) is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I. DOLLAR ROLL AND FORWARD COMMITMENT TRANSACTIONS -- The Fund may engage in dollar roll and forward commitment transactions with respect to mortgage-backed securities issued by GNMA, FNMA and FHLMC. These transactions are often conducted on a to be announced ("TBA") basis. In a TBA mortgage-backed transaction, the seller does not specify the particular securities to be delivered. Rather, a Fund agrees to accept any security that meets specified terms, such as an agreed upon issuer, coupon rate and terms of the underlying mortgages. TBA mortgage-backed transactions generally settle once a month on a specific date.

       In a dollar roll transaction, the Fund sells a mortgage-backed security held in the Fund to a financial institution such as a bank or broker-dealer, and simultaneously agrees to purchase a substantially similar security (same type, coupon and maturity) from the institution at an agreed upon price and future date. The mortgage-backed securities to be purchased will bear the same coupon as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories. Based on the typical structure of dollar roll transactions by the Fund, the dollar roll transactions are accounted for as financing transactions in which the Fund receives compensation as either a "fee" or a "drop". "Fee" income which is agreed upon amongst the parties at the commencement of the dollar roll and the "drop" which is the difference between the selling price and the repurchase price of the mortgage-backed securities are amortized to income. During the period between the sale and purchase settlement dates, the Fund will not be entitled to receive interest and principal payments on securities purchased and not yet settled. Proceeds of the sale may be invested in short-term instruments, and the income from these investments, together with any additional fee income received on the sale, could generate income for the Fund exceeding the yield on the security sold. Dollar roll transactions are considered borrowings under the 1940 Act.

       Forward commitment transactions involve commitments by the Fund to acquire or sell TBA mortgage-backed securities from a financial institution, such as a bank or broker-dealer at a specified future date and amount. The TBA mortgage-backed security is marked to market until settlement and the unrealized appreciation or depreciation is recorded in the statement of operations.

       At the time the Fund enters into the dollar roll or forward commitment transaction, mortgage-backed securities or other liquid assets held by the Fund having a dollar value equal to the purchase price or in an amount sufficient to honor the forward commitment will be segregated.

AIM V.I. Basic Balanced Fund


       Dollar roll transactions involve the risk that the market value of the securities retained by the Fund may decline below the price of the securities that the Fund has sold but is obligated to purchase under the agreement. In the event that the buyer of securities in a dollar roll transaction files for bankruptcy or becomes insolvent, the Fund's use of the proceeds from the sale of the securities may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to purchase the securities. The return earned by the Fund with the proceeds of the dollar roll transaction may not exceed the return on the securities sold.

       Forward commitment transactions involve the risk that a counter-party to the transaction may fail to complete the transaction. If this occurs, the Fund may lose the opportunity to purchase or sell the security at the agreed upon price. Settlement dates of forward commitment transactions may be a month or more after entering into these transactions and as a result the market values of the securities may vary from the purchase or sale prices. Therefore, forward commitment transactions may increase the Fund's overall interest rate exposure.

J. FOREIGN CURRENCY TRANSLATIONS -- Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (i) sales of foreign currencies, (ii) currency gains or losses realized between the trade and settlement dates on securities transactions, and (iii) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

       The Fund may invest in foreign securities which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Taxes are accrued based on the Fund's current interpretation of tax regulations and rates that exist in the foreign markets in which the Fund invests.

K. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. Fluctuations in the value of these contracts are recorded as unrealized appreciation (depreciation) until the contracts are closed. When these contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations. The Fund could be exposed to risk, which may be in excess of the amount reflected in the Statement of Assets and Liabilities, if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

L.   FUTURES CONTRACTS -- The Fund may purchase or sell futures contracts.

       Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities as collateral for the account of the broker (the Fund's agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contracts at the end of each day's trading. Variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund's basis in the contract. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.

M. SWAP AGREEMENTS -- The Fund may enter into various swap transactions, including interest rate, index, currency exchange rate and credit default swap contracts ("CDS") for investment purposes or to manage interest rate, currency or credit risk.

       Interest rate, index, and currency exchange rate swap agreements are two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index.

       A CDS is an agreement between two parties ("Counterparties") to exchange the credit risk of an issuer. A buyer of a CDS is said to buy protection by paying an upfront payment and/or a fixed payment over the life of the agreement to the seller of the CDS. If a defined credit event occurs (such as payment default or bankruptcy), the Fund as a protection buyer would cease paying its fixed payment, the Fund would deliver the corresponding bonds, or other similar bonds issued by the same reference entity to the seller, and the seller would pay the full notional value, or the "par value", of the referenced obligation to the Fund. A seller of a CDS is said to sell protection and thus would receive an upfront payment and/or a fixed payment over the life of the agreement. If a credit event occurs, the Fund as a protection seller would cease to receive the fixed payment stream, the Fund would pay the buyer the full notional value of the referenced obligation, and the Fund would receive the corresponding bonds or similar bonds issued by the same reference entity. If no credit event occurs, the Fund receives the fixed payment over the life of the agreement. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the CDS. Because the CDS is a bilateral agreement between Counterparties, the transaction can alternatively be settled by a cash payment in the case of a credit event.

AIM V.I. Basic Balanced Fund


       Changes in the value of swap agreements are recognized as unrealized gains (losses) in the Statement of Operations by "marking to market" on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Statement of Assets and Liabilities and may be referred to as upfront payments. The Fund amortizes upfront payments and/or accrues for the fixed payment stream on swap agreements on a daily basis with the net amount, recorded as a component of realized gain (loss) on the Statement of Operations. A liquidation payment received or made at the termination of a swap agreement is recorded as realized gain (loss) on the Statement of Operations. The Fund segregates liquid securities having a value at least equal to the amount of the potential obligation of a Fund under any swap transaction. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and counterparty risk in excess of amounts recognized on the Statement of Assets and Liabilities.

N. COLLATERAL -- To the extent the Fund has pledged or segregated a security as collateral and that security is subsequently sold, it is the Fund's practice to replace such collateral no later than the next business day.

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM based on the annual rate of the Fund's average daily net assets as follows:

AVERAGE NET ASSETS                                             RATE
--------------------------------------------------------------------
First $150 million                                            0.75%
--------------------------------------------------------------------
Over $150 million                                             0.50%
 ___________________________________________________________________
====================================================================


    Through December 31, 2009, AIM has contractually agreed to waive advisory fees to the extent necessary so that the advisory fees payable by the Fund (based on the Fund's average daily net assets) do not exceed the annual rate of:

AVERAGE NET ASSETS                                             RATE
--------------------------------------------------------------------
First $150 million                                            0.62%
--------------------------------------------------------------------
Next $4.85 billion                                            0.50%
--------------------------------------------------------------------
Next $5 billion                                               0.475%
--------------------------------------------------------------------
Over $10 billion                                              0.45%
 ___________________________________________________________________
====================================================================


    AIM has contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual operating expenses (excluding certain items discussed below) of Series I shares to 0.91% and Series II shares to 1.16% of average daily net assets, through at least April 30, 2009. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the net annual operating expenses to exceed the numbers reflected above: (i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary items; (v) expenses related to a merger or reorganization, as approved by the Fund's Board of Trustees; and (vi) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, in addition to the expense reimbursement arrangement with Invesco Ltd. ("Invesco") described more fully below, the expense offset arrangements from which the Fund may benefit are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. These credits are used to pay certain expenses incurred by the Fund.

    Further, effective July 1, 2007, AIM has contractually agreed, through at least April 30, 2009, to waive 100% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds. Prior to July 1, 2007, AIM had voluntarily agreed to waive 25% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds.

    For the year ended December 31, 2007, AIM waived advisory fees of $223,969.

    At the request of the Trustees of the Trust, Invesco agreed to reimburse expenses incurred by the Fund in connection with market timing matters in the AIM Funds, which may include legal, audit, shareholder reporting, communications and trustee expenses. For the year ended December 31, 2007, Invesco did not reimburse any expenses.

    The Trust has entered into a master administrative services agreement with AIM pursuant to which the Fund has agreed to pay AIM a fee for costs incurred in providing accounting services and fund administrative services to the Fund and to reimburse AIM for administrative services fees paid to insurance companies that have agreed to provide services to the participants of separate accounts. These administrative services provided by the insurance companies may include, among other things: the printing of prospectuses, financial reports and proxy statements and the delivery of the same to existing participants; the maintenance of master accounts; the facilitation of purchases and redemptions requested by the participants; and the servicing of participants' accounts. Pursuant to such agreement, for the year ended December 31, 2007, AIM was paid $50,000 for accounting and fund administrative services and reimbursed $170,617 for services provided by insurance companies.

    The Trust has entered into a transfer agency and service agreement with AIM Investment Services, Inc. ("AIS") pursuant to which the Fund has agreed to pay AIS a fee for providing transfer agency and shareholder services to the Fund and reimburse AIS for certain expenses incurred by AIS in the course of providing such services. For the year ended December 31, 2007, expenses incurred under the agreement are shown in the Statement of Operations as transfer agent fees.

    The Trust has entered into a master distribution agreement with A I M Distributors, Inc. ("ADI") to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Series II shares (the "Plan"). The Fund, pursuant to the Plan, pays

AIM V.I. Basic Balanced Fund

ADI compensation at the annual rate of 0.25% of the Fund's average daily net assets of Series II shares. Of the Plan payments, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. For the year ended December 31, 2007, expenses incurred under the Plan are detailed in the Statement of Operations as distribution fees.

    Certain officers and trustees of the Trust are officers and directors of AIM, AIS and/or ADI.

NOTE 3--INVESTMENTS IN AFFILIATES

The Fund is permitted, pursuant to procedures approved by the Board of Trustees, to invest daily available cash balances in affiliated money market funds. The Fund and the money market funds below have the same investment advisor and therefore, are considered to be affiliated. The table below shows the transactions in and earnings from investments in affiliated money market funds for the year ended December 31, 2007. During the period each investment maintained a $1.00 net asset value, as such there is no realized gain/(loss) and no change in unrealized appreciation/(depreciation).

                     VALUE          PURCHASES          PROCEEDS            VALUE         DIVIDEND
FUND               12/31/06          AT COST          FROM SALES          12/31/07        INCOME
--------------------------------------------------------------------------------------------------
Liquid Assets
  Portfolio-
  Institutional
  Class           $1,436,490       $20,494,075       $(21,465,730)        $464,835        $48,919
--------------------------------------------------------------------------------------------------
Premier
  Portfolio-
  Institutional
  Class            1,436,490        20,494,075        (21,465,730)         464,835         48,757
==================================================================================================
  Total
    Investments
    in
    Affiliates    $2,872,980       $40,988,150       $(42,931,460)        $929,670        $97,676
__________________________________________________________________________________________________
==================================================================================================

NOTE 4--SECURITY TRANSACTIONS WITH AFFILIATED FUNDS

The Fund is permitted to purchase or sell securities from or to certain other AIM Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment advisor (or affiliated investment advisors), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the year ended December 31, 2007, the Fund engaged in securities sales of $2,371,546, which resulted in net realized gains of $182,570, and securities purchases of $32,878.

NOTE 5--EXPENSE OFFSET ARRANGEMENT

The expense offset arrangement is comprised of custodian credits which result from periodic overnight cash balances at the custodian. For the year ended December 31, 2007, the Fund received credits from this arrangement, which resulted in the reduction of the Fund's total expenses of $1,041.

NOTE 6--TRUSTEES' AND OFFICER'S FEES AND BENEFITS

"Trustees' and Officer's Fees and Benefits" include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and "Trustees' and Officer's Fees and Benefits" also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. "Trustees' and Officer's Fees and Benefits" include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

    During the year ended December 31, 2007, the Fund paid legal fees of $3,781 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 7--BORROWINGS

    Pursuant to an exemptive order from the Securities and Exchange Commission, the Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. A loan will be secured by collateral if the Fund's aggregate borrowings from all sources exceeds 10% of the Fund's total assets. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan.

    The Fund is a party to an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000, or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM, which are parties to the credit facility, can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan.

    During the year ended December 31, 2007, the Fund did not borrow or lend under the interfund lending facility or borrow under the uncommitted unsecured revolving credit facility.

AIM V.I. Basic Balanced Fund


    Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and AIM, not to exceed the contractually agreed upon rate.

NOTE 8--FUTURES CONTRACTS

On December 31, 2007, $82,655 principal amount of U.S. Mortgage-backed obligations were pledged as collateral to cover margin requirements for open futures contracts.

                                          OPEN FUTURES CONTRACTS AT PERIOD END
-------------------------------------------------------------------------------------------------------------------------
                                                                                                             UNREALIZED
                                                              NUMBER OF      MONTH/           VALUE         APPRECIATION
CONTRACT                                                      CONTRACTS    COMMITMENT       12/31/07       (DEPRECIATION)
-------------------------------------------------------------------------------------------------------------------------
U.S. Treasury 2 Year Notes                                        1        Mar-08/Long     $  210,250          $  716
-------------------------------------------------------------------------------------------------------------------------
U.S. Treasury 5 Year Notes                                        6        Mar-08/Long        661,688           2,768
-------------------------------------------------------------------------------------------------------------------------
U.S. Treasury 10 Year Notes                                       2        Mar-08/Long        226,781           2,527
-------------------------------------------------------------------------------------------------------------------------
U.S. Treasury Long Bonds                                         19        Mar-08/Long      2,211,125            (535)
=========================================================================================================================
  Total Futures Contracts                                                                  $3,309,844          $5,476
_________________________________________________________________________________________________________________________
=========================================================================================================================

NOTE 9--CREDIT DEFAULT SWAP AGREEMENTS

              OPEN CREDIT DEFAULT SWAP AGREEMENTS AT PERIOD END
------------------------------------------------------------------------------

                                                                     BUY/SELL
COUNTERPARTY                             REFERENCE ENTITY           PROTECTION
------------------------------------------------------------------------------
Lehman Brothers Special Financing
  Inc.                                                 CDX.NA.IG       Sell
------------------------------------------------------------------------------
Lehman Brothers Special Financing
  Inc.                                                MBIA, Inc.       Sell
------------------------------------------------------------------------------
Lehman Brothers Special Financing
  Inc.                             Residential Inc. Capital, LLC       Sell
------------------------------------------------------------------------------
Lehman Brothers Special Financing
  Inc.                             Residential Inc. Capital, LLC       Sell
------------------------------------------------------------------------------
Merrill Lynch International          AMBAC Financial Group, Inc.       Sell
------------------------------------------------------------------------------
Merrill Lynch International          AMBAC Financial Group, Inc.       Sell
------------------------------------------------------------------------------
Merrill Lynch International                       CIT Group Inc.       Sell
------------------------------------------------------------------------------
Merrill Lynch International                       CIT Group Inc.       Sell
------------------------------------------------------------------------------
Merrill Lynch International        Lehman Brothers Holding, Inc.       Sell
------------------------------------------------------------------------------
Merrill Lynch International             Residential Capital, LLC       Sell
------------------------------------------------------------------------------
UBS AG                               AMBAC Financial Group, Inc.       Sell
------------------------------------------------------------------------------
UBS AG                               AMBAC Financial Group, Inc.       Sell
------------------------------------------------------------------------------
UBS AG                                                MBIA, Inc.       Sell
------------------------------------------------------------------------------
UBS AG                                         Pulte Homes, Inc.       Sell
------------------------------------------------------------------------------
UBS AG                               United Parcel Service, Inc.        Buy
==============================================================================
  Total Credit Default Swap
    Agreements
______________________________________________________________________________
==============================================================================

              OPEN CREDIT DEFAULT      OPEN CREDIT DEFAULT SWAP AGREEMENTS AT PERIOD END
---------------------------------  ---------------------------------------------------------
                                                                  NOTIONAL      UNREALIZED
                                   (PAY)/RECEIVE    EXPIRATION     AMOUNT      APPRECIATION
COUNTERPARTY                        FIXED RATE         DATE        (000)      (DEPRECIATION)
---------------------------------
Lehman Brothers Special Financing
  Inc.                                      0.75%(a)  06/20/12     2,250        $ (59,960)
---------------------------------
Lehman Brothers Special Financing
  Inc.                                      1.90%    09/20/08        600          (33,227)
---------------------------------
Lehman Brothers Special Financing
  Inc.                                      2.75%    09/20/08        100          (17,367)
---------------------------------
Lehman Brothers Special Financing
  Inc.                                      6.80%    09/20/08        200          (30,143)
---------------------------------
Merrill Lynch International                 2.30%    12/20/08        330          (18,540)
---------------------------------
Merrill Lynch International                 6.75%    12/20/08        165           (2,592)
---------------------------------
Merrill Lynch International                 2.40%    09/20/08        155           (2,494)
---------------------------------
Merrill Lynch International                 2.50%    09/20/08         70           (1,077)
---------------------------------
Merrill Lynch International                 0.90%    09/20/08        295           (1,467)
---------------------------------
Merrill Lynch International                 5.00%(b)  03/20/08       300           (9,003)
---------------------------------
UBS AG                                     11.00%    12/20/08        150            3,441
---------------------------------
UBS AG                                      5.10%    12/20/08        165           (5,068)
---------------------------------
UBS AG                                      7.10%    12/20/08        180           (4,652)
---------------------------------
UBS AG                                      4.20%    12/20/08        330           (1,543)
---------------------------------
UBS AG                                     (0.26)%   12/20/17        250            2,704
=================================
  Total Credit Default Swap
    Agreements                                                                  $(180,988)
_________________________________
=================================

(a)  Unamortized premium at period end of $76,901.
(b)  Unamortized premium at period end of $11,452.

AIM V.I. Basic Balanced Fund

NOTE 10--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS

DISTRIBUTIONS TO SHAREHOLDERS:

The tax character of distributions paid during the years ended December 31, 2007 and 2006 was as follows:

                                                                 2007          2006
--------------------------------------------------------------------------------------
Distributions paid from ordinary income                       $2,020,983    $1,693,732
______________________________________________________________________________________
======================================================================================


TAX COMPONENTS OF NET ASSETS:

As of December 31, 2007, the components of net assets on a tax basis were as follows:

                                                                    2007
Undistributed ordinary income                                   $  1,799,021
----------------------------------------------------------------------------
Net unrealized appreciation -- investments                         6,360,129
----------------------------------------------------------------------------
Temporary book/tax differences                                       (37,886)
----------------------------------------------------------------------------
Capital loss carryforward                                        (10,514,572)
----------------------------------------------------------------------------
Shares of beneficial interest                                     66,687,961
============================================================================
  Total net assets                                              $ 64,294,653
____________________________________________________________________________
============================================================================


    The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's net unrealized appreciation difference is attributable primarily to losses on wash sales, the recognition of gains (losses) on dollar roll transactions, the realization for tax purpose of unrealized gains (losses) on certain future contracts and credit default swap agreements. The tax-basis net unrealized appreciation on investments amount includes appreciation (depreciation) on foreign currencies of $(159).

    The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

    Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

    The Fund utilized $6,868,516 of capital loss carryforward in the current period to offset net realized capital gain for federal income tax purposes. The Fund has a capital loss carryforward as of December 31, 2007 which expires as follows:

                                                                 CAPITAL LOSS
   EXPIRATION                                                    CARRYFORWARD*
   ---------------------------------------------------------------------------
   December 31, 2010                                              $10,514,572
   ___________________________________________________________________________
   ===========================================================================

* Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

NOTE 11--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended December 31, 2007, was $37,858,379 and $61,457,134, respectively.

UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENT SECURITIES ON A TAX BASIS
-------------------------------------------------------------------------------
Aggregate unrealized appreciation of investment securities     $     9,098,354
-------------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities        (2,738,066)
===============================================================================
Net unrealized appreciation of investment securities           $     6,360,288
_______________________________________________________________________________
===============================================================================

Cost of investments for tax purposes is $63,455,513.

NOTE 12--RECLASSIFICATION OF PERMANENT DIFFERENCES

Primarily as a result of differing book/tax treatment of foreign currency transactions, paydowns on mortgage-backed securities and swap agreements, on December 31, 2007, undistributed net investment income was increased by $83,652 and undistributed net realized gain (loss) was decreased by $83,652. This reclassification had no effect on the net assets of the Fund.

AIM V.I. Basic Balanced Fund


NOTE 13--SHARE INFORMATION

                                            CHANGES IN SHARES OUTSTANDING
----------------------------------------------------------------------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------
                                                                       2007(A)                         2006
                                                              --------------------------    --------------------------
                                                                SHARES         AMOUNT         SHARES         AMOUNT
----------------------------------------------------------------------------------------------------------------------
Sold:
  Series I                                                       982,742    $ 11,912,341       360,135    $  4,088,599
----------------------------------------------------------------------------------------------------------------------
  Series II                                                       39,272         478,310        47,372         532,918
======================================================================================================================
Issued as reinvestment of dividends:
  Series I                                                       155,131       1,869,328       134,985       1,595,527
----------------------------------------------------------------------------------------------------------------------
  Series II                                                       12,669         151,655         8,358          98,205
======================================================================================================================
Reacquired:
  Series I                                                    (3,206,335)    (39,605,268)   (1,679,810)    (19,116,765)
----------------------------------------------------------------------------------------------------------------------
  Series II                                                      (96,959)     (1,179,175)      (97,098)     (1,097,924)
======================================================================================================================
                                                              (2,113,480)   $(26,372,809)   (1,226,058)   $(13,899,440)
______________________________________________________________________________________________________________________
======================================================================================================================

(a) There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate they own 71% of the outstanding shares of the Fund. The Fund and the Fund's principal underwriter or advisor, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, AIM and/or AIM affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, AIM and or AIM affiliates including but not limited to services such as, securities brokerage, third party record keeping and account servicing and administrative services. The Trust has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

NOTE 14--SIGNIFICANT EVENT

At a meeting held on December 13, 2007, the Board of Trustees of Trust approved certain proposals to be presented for shareholder approval at a special meeting of the shareholders of the Trust intended to be held on February 29, 2008 (the "Special Meeting"). At the Special Meeting, shareholders of record as of the close of business on November 30, 2007, are entitled to vote their respective shares on several proposals that including, among others the following proposal.

    New proposed sub-advisory agreement between A I M Advisors, Inc. ("AIM") and each of AIM Funds Management Inc., Invesco Asset Management Deutschland, GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Global Asset Management (N.A.), Inc., Invesco Hong Kong Limited, Invesco Institutional (N.A.), Inc. and Invesco Senior Secured Management, Inc. (collectively, the "Affiliated Sub-Advisers") (the "New Sub-advisory Arrangements") . This proposal is intended to benefit the Fund and its shareholders by permitting AIM to utilize the additional resources and talent of these affiliated sub-advisers in managing the Fund. Because AIM would pay all of the sub-advisory fees of the sub-advisers, the new sub-advisory arrangements would not affect the fees the Fund pays pursuant to the advisory agreement. If approved by shareholders, the New Sub-advisory Arrangements are expected to become effective on or about May 1, 2008.

AIM V.I. Basic Balanced Fund


NOTE 15--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                     SERIES I
                                                              ------------------------------------------------------
                                                                             YEAR ENDED DECEMBER 31,
                                                              ------------------------------------------------------
                                                               2007          2006       2005       2004       2003
--------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $ 11.92       $ 10.99    $ 10.59    $  9.99    $  8.75
--------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income(a)                                       0.28          0.25       0.18       0.13       0.14
--------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                 (0.01)         0.91       0.38       0.62       1.29
====================================================================================================================
    Total from investment operations                             0.27          1.16       0.56       0.75       1.43
====================================================================================================================
Less dividends from net investment income                       (0.38)        (0.23)     (0.16)     (0.15)     (0.19)
====================================================================================================================
Net asset value, end of period                                $ 11.81       $ 11.92    $ 10.99    $ 10.59    $  9.99
____________________________________________________________________________________________________________________
====================================================================================================================
Total return(b)                                                  2.20%        10.55%      5.29%      7.52%     16.36%
____________________________________________________________________________________________________________________
====================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $59,000       $84,212    $90,633    $99,070    $97,665
____________________________________________________________________________________________________________________
====================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                 0.91%(c)      0.91%      0.95%      1.12%      1.11%
--------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements              1.18%(c)      1.15%      1.15%      1.12%      1.11%
====================================================================================================================
Ratio of net investment income to average net assets             2.31%(c)      2.16%      1.68%      1.24%      1.47%
____________________________________________________________________________________________________________________
====================================================================================================================
Portfolio turnover rate                                            47%           44%        44%        51%       131%
____________________________________________________________________________________________________________________
====================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.
(c)  Ratios are based on average daily net assets of $76,900,672.

                                                                                    SERIES II
                                                              ------------------------------------------------------
                                                                             YEAR ENDED DECEMBER 31,
                                                              ------------------------------------------------------
                                                               2007          2006       2005       2004       2003
--------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $ 11.84       $ 10.91    $ 10.53    $  9.95    $  8.73
--------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income(a)                                       0.25          0.22       0.15       0.10       0.12
--------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                 (0.01)         0.91       0.37       0.62       1.29
====================================================================================================================
    Total from investment operations                             0.24          1.13       0.52       0.72       1.41
====================================================================================================================
Less dividends from net investment income                       (0.35)        (0.20)     (0.14)     (0.14)     (0.19)
====================================================================================================================
Net asset value, end of period                                $ 11.73       $ 11.84    $ 10.91    $ 10.53    $  9.95
____________________________________________________________________________________________________________________
====================================================================================================================
Total return(b)                                                  1.94%        10.36%      4.91%      7.24%     16.15%
____________________________________________________________________________________________________________________
====================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $ 5,295       $ 5,878    $ 5,870    $ 5,642    $ 4,133
____________________________________________________________________________________________________________________
====================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                 1.16%(c)      1.16%      1.20%      1.37%      1.36%
--------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements              1.43%(c)      1.40%      1.40%      1.37%      1.36%
====================================================================================================================
Ratio of net investment income to average net assets             2.06%(c)      1.91%      1.43%      0.99%      1.22%
____________________________________________________________________________________________________________________
====================================================================================================================
Portfolio turnover rate                                            47%           44%        44%        51%       131%
____________________________________________________________________________________________________________________
====================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.
(c)  Ratios are based on average daily net assets of $5,584,256.

AIM V.I. Basic Balanced Fund

NOTE 16--LEGAL PROCEEDINGS

Terms used in the Legal Proceedings Note are defined terms solely for the purpose of this note.

PENDING LITIGATION AND REGULATORY INQUIRIES


On August 30, 2005, the West Virginia Office of the State Auditor -- Securities Commission ("WVASC") issued a Summary Order to Cease and Desist and Notice of Right to Hearing to A I M Advisors, Inc. ("AIM") and A I M Distributors, Inc. ("ADI") (Order No. 05-1318). The WVASC makes findings of fact that AIM and ADI entered into certain arrangements permitting market timing of the AIM Funds and failed to disclose these arrangements in the prospectuses for such Funds, and conclusions of law to the effect that AIM and ADI violated the West Virginia securities laws. The WVASC orders AIM and ADI to cease any further violations and seeks to impose monetary sanctions, including restitution to affected investors, disgorgement of fees, reimbursement of investigatory, administrative and legal costs and an "administrative assessment," to be determined by the Commissioner. Initial research indicates that these damages could be limited or capped by statute. By agreement with the Commissioner of Securities, AIM's time to respond to that Order has been indefinitely suspended.

  Civil lawsuits, including purported class action and shareholder derivative suits, have been filed against certain of the AIM Funds, Invesco Funds Group, Inc. ("IFG") (the former investment advisor to certain AIM Funds), AIM, ADI and/or related entities and individuals, depending on the lawsuit, alleging:

  - that the defendants permitted improper market timing and related activity in the AIM Funds; and

  - that certain AIM Funds inadequately employed fair value pricing.

  These lawsuits allege as theories of recovery, depending on the lawsuit, violations of various provisions of the Federal and state securities laws and ERISA, negligence, breach of fiduciary duty and/or breach of contract. These lawsuits seek remedies that include, depending on the lawsuit, damages, restitution, injunctive relief, imposition of a constructive trust, removal of certain directors and/or employees, various corrective measures under ERISA, rescission of certain AIM Funds' advisory agreements and/or distribution plans and recovery of all fees paid.

  All lawsuits based on allegations of market timing, late trading and related issues have been transferred to the United States District Court for the District of Maryland (the "MDL Court"). Pursuant to an Order of the MDL Court, plaintiffs in these lawsuits consolidated their claims for pre-trial purposes into three amended complaints against various AIM- and IFG-related parties: (i) a Consolidated Amended Class Action Complaint purportedly brought on behalf of shareholders of the AIM Funds; (ii) a Consolidated Amended Fund Derivative Complaint purportedly brought on behalf of the AIM Funds and fund registrants; and (iii) an Amended Class Action Complaint for Violations of the Employee Retirement Income Securities Act ("ERISA") purportedly brought on behalf of participants in Invesco Ltd. ("Invesco") 401(k) plan. Based on orders issued by the MDL Court, all claims asserted against the AIM Funds that have been transferred to the MDL Court have been dismissed, although certain Funds remain nominal defendants in the Consolidated Amended Fund Derivative Complaint. On September 15, 2006, the MDL Court granted the Invesco defendants' motion to dismiss the Amended Class Action Complaint for Violations of ERISA and dismissed such Complaint. The plaintiff has commenced an appeal from that decision.

  IFG, AIM, ADI and/or related entities and individuals have received inquiries from numerous regulators in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, among others, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to
Section 529 college savings plans and procedures for locating lost security holders. IFG, AIM and ADI have advised the Fund that they are providing full cooperation with respect to these inquiries. Regulatory actions and/or additional civil lawsuits related to these or other issues may be filed against the AIM Funds, IFG, AIM and/or related entities and individuals in the future.

  At the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the outcome of the Pending Litigation and Regulatory Inquiries described above may have on AIM, ADI or the Fund.

AIM V.I. Basic Balanced Fund

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of AIM Variable Insurance Funds and Shareholders of AIM V.I. Basic Balanced Fund:



In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of AIM V.I. Basic Balanced Fund, (one of the funds constituting AIM Variable Insurance Funds, hereafter referred to as the "Fund") at December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights for each of the periods ended on or before December 31, 2004 were audited by another independent registered public accounting firm whose report dated February 4, 2005 expressed an unqualified opinion on those statements.

PRICEWATERHOUSECOOPERS LLP

February 12, 2007
Houston, Texas

AIM V.I. Basic Balanced Fund

CALCULATING YOUR ONGOING FUND EXPENSES

EXAMPLE

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service fees (12b-1); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2007, through December 31, 2007.

    The actual and hypothetical expenses in the examples below do not represent the effect of any fees or other expenses assessed in connection with a variable product; if they did, the expenses shown would be higher while the ending account values shown would be lower.

ACTUAL EXPENSES

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return.

    The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

    Please note that the expenses shown in the table are meant to highlight your ongoing costs. Therefore, the hypothetical information is useful in comparing ongoing costs, and will not help you determine the relative total costs of owning different funds.

                                                                                              HYPOTHETICAL
                                                                                        (5% ANNUAL RETURN BEFORE
                                                           ACTUAL                               EXPENSES)
                             BEGINNING           ENDING             EXPENSES         ENDING ACCOUNT       EXPENSES        ANNUALIZED
                           ACCOUNT VALUE      ACCOUNT VALUE       PAID DURING            VALUE           PAID DURING       EXPENSE
        CLASS               (07/01/07)        (12/31/07)(1)        PERIOD(2)           (12/31/07)         PERIOD(2)         RATIO
      Series I               $1,000.00           $964.60             $4.51             $1,020.62            $4.63            0.91%
      Series II               1,000.00            963.30              5.74              1,019.36             5.90            1.16

(1) The actual ending account value is based on the actual total return of the Fund for the period July 1, 2007, through December 31, 2007, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund's expense ratio and a hypothetical annual return of 5% before expenses.
(2) Expenses are equal to the Fund's annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

AIM V.I. Basic Balanced Fund

TAX INFORMATION

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

  The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state's requirement.

  The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended December 31, 2007:

       FEDERAL AND STATE INCOME TAX

         Corporate Dividends Received Deduction*                      39.06%

       * The above percentage is based on ordinary income dividends paid to shareholders during the Fund's fiscal year.

AIM V.I. Basic Balanced Fund

TRUSTEES AND OFFICERS

The address of each trustee and officer of AIM Variable Insurance Funds (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. Each trustee oversees 104 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

                                                                                       OTHER
                                  TRUSTEE                                              TRUSTEESHIP(S)/
NAME, YEAR OF BIRTH AND           AND/OR                                               DIRECTORSHIP(S)
POSITION(S) HELD WITH THE         OFFICER    PRINCIPAL OCCUPATION(S)                   HELD BY
TRUST                             SINCE      DURING PAST 5 YEARS                       TRUSTEE/ DIRECTOR
-------------------------------------------------------------------------------------------------------------------------
 Interested Persons
-------------------------------------------------------------------------------------------------------------------------

   Martin L. Flanagan(1) -- 1960  2007       Director, Chief Executive Officer and     None
   Trustee                                   President, Invesco Ltd. (ultimate parent
                                             of AIM and a global investment
                                             management firm) and, Invesco Holding
                                             Company (parent of AIM and a global
                                             investment management firm); Chairman,
                                             A I M Advisors, Inc. (registered
                                             investment advisor); Director, Chairman,
                                             Chief Executive Officer and President,
                                             IVZ Inc. (holding company); and INVESCO
                                             North American Holdings, Inc. (holding
                                             company); Chairman and President,
                                             INVESCO Group Services, Inc. (service
                                             provider); Trustee, The AIM Family of
                                             Funds(R); Vice Chairman, Investment
                                             Company Institute; and Member of
                                             Executive Board, SMU Cox School of
                                             Business

                                             Formerly: Chairman, Investment Company
                                             Institute; President, Co-Chief Executive
                                             Officer, Co-President, Chief Operating
                                             Officer and Chief Financial Officer,
                                             Franklin Resources, Inc. (global
                                             investment management organization)
-------------------------------------------------------------------------------------------------------------------------

   Philip A. Taylor(2) -- 1954    2006       Director, Chief Executive Officer and     None
   Trustee, President and                    President, AIM Mutual Fund Dealer Inc.
   Principal                                 (registered broker dealer), A I M
   Executive Officer                         Advisors, Inc., AIM Funds Management
                                             Inc. d/b/a INVESCO Enterprise Services
                                             (registered investment advisor and
                                             registered transfer agent), AIM Trimark
                                             Corporate Class Inc. (formerly AIM
                                             Trimark Global Fund Inc.) (corporate
                                             mutual fund company) and AIM Trimark
                                             Canada Fund Inc. (corporate mutual fund
                                             company), and 1371 Preferred Inc.
                                             (holding company); Director, Chairman,
                                             Chief Executive Officer and President,
                                             A I M Management Group Inc. (financial
                                             services holding company) and A I M
                                             Capital Management, Inc. (registered
                                             investment advisor); Director and
                                             President, INVESCO Funds Group, Inc.
                                             (registered investment advisor and
                                             register transfer agent) and AIM GP
                                             Canada Inc. (general partner for a
                                             limited partnership); Director, A I M
                                             Distributors, Inc. (registered broker
                                             dealer); Director and Chairman, AIM
                                             Investment Services, Inc. (registered
                                             transfer agent) and INVESCO
                                             Distributors, Inc. (registered broker
                                             dealer); Director, President and
                                             Chairman, IVZ Callco Inc. (holding
                                             company), INVESCO Inc. (holding company)
                                             and AIM Canada Holdings Inc. (holding
                                             company); Trustee, President and
                                             Principal Executive Officer of The AIM
                                             Family of Funds--Registered Trademark--
                                             (other than AIM Treasurer's Series
                                             Trust, Short-Term Investments Trust and
                                             Tax-Free Investments Trust); Trustee and
                                             Executive Vice President, The AIM Family
                                             of Funds--Registered Trademark-- (AIM
                                             Treasurer's Series Trust, Short-Term
                                             Investments Trust and Tax-Free
                                             Investments Trust only); and Manager,
                                             PowerShares Capital Management LLC

                                             Formerly: Director and Chairman, Fund
                                             Management Company (registered broker
                                             dealer); President and Principal
                                             Executive Officer, The AIM Family of
                                             Funds--Registered Trademark-- (AIM
                                             Treasurer's Series Trust, Short-Term
                                             Investments Trust and Tax-Free
                                             Investments Trust only); Chairman, AIM
                                             Canada Holdings, Inc.; President, AIM
                                             Trimark Global Fund Inc. and AIM Trimark
                                             Canada Fund Inc.; and Director, Trimark
                                             Trust (federally regulated Canadian
                                             Trust Company)
-------------------------------------------------------------------------------------------------------------------------
 Independent Trustees
-------------------------------------------------------------------------------------------------------------------------

   Bruce L. Crockett -- 1944      1993       Chairman, Crockett Technology Associates  ACE Limited (insurance company);
   Trustee and Chair                         (technology consulting company)           and Captaris, Inc. (unified
                                                                                       messaging provider)
-------------------------------------------------------------------------------------------------------------------------

   Bob R. Baker -- 1936           2004       Retired                                   None
   Trustee
-------------------------------------------------------------------------------------------------------------------------

   Frank S. Bayley -- 1939        2001       Retired                                   None
   Trustee
                                             Formerly: Partner, law firm of Baker &
                                             McKenzie and Director, Badgley Funds,
                                             Inc. (registered investment company) (2
                                             portfolios)
-------------------------------------------------------------------------------------------------------------------------

   James T. Bunch -- 1942         2004       Founder, Green, Manning & Bunch Ltd.,     None
   Trustee                                   (investment banking firm)

                                             Formerly: Director, Policy Studies, Inc.
                                             and Van Gilder Insurance Corporation
-------------------------------------------------------------------------------------------------------------------------

   Albert R. Dowden -- 1941       2000       Director of a number of public and        None
   Trustee                                   private business corporations, including
                                             the Boss Group Ltd. (private investment
                                             and management); Reich & Tang Funds
                                             (Chairman) (registered investment
                                             company) (7 portfolios), Daily Income
                                             Fund (4 portfolios), California Daily
                                             Tax Free Income Fund, Inc., Connecticut
                                             Daily Tax Free Income Fund, Inc. and New
                                             Jersey Daily Municipal Fund, Inc.,
                                             Annuity and Life Re (Holdings), Ltd.
                                             (insurance company), and Homeowners of
                                             America Holding Corporation (property
                                             casualty company)

                                             Formerly: Director, CompuDyne
                                             Corporation (provider of product and
                                             services to the public security market);
                                             Director, President and Chief Executive
                                             Officer, Volvo Group North America,
                                             Inc.; Senior Vice President, AB Volvo;
                                             Director of various affiliated Volvo
                                             companies; and Director, Magellan
                                             Insurance Company
-------------------------------------------------------------------------------------------------------------------------

   Jack M. Fields -- 1952         1997       Chief Executive Officer, Twenty First     Administaff
   Trustee                                   Century Group, Inc. (government affairs
                                             company); and Owner and Chief Executive
                                             Officer, Dos Angelos Ranch, L.P.
                                             (cattle, hunting, corporate
                                             entertainment)
                                             Formerly: Chief Executive Officer,
                                             Texana Timber LP (sustainable forestry
                                             company), and Discovery Global Education
                                             Fund (non-profit)

-------------------------------------------------------------------------------------------------------------------------

   Carl Frischling -- 1937        1993       Partner, law firm of Kramer Levin         Director, Reich & Tang Funds) (15
   Trustee                                   Naftalis and Frankel LLP                  portfolios)
-------------------------------------------------------------------------------------------------------------------------

   Prema Mathai-Davis -- 1950     1998       Formerly: Chief Executive Officer, YWCA   None
   Trustee                                   of the USA
-------------------------------------------------------------------------------------------------------------------------

   Lewis F. Pennock -- 1942       1993       Partner, law firm of Pennock & Cooper     None
   Trustee
-------------------------------------------------------------------------------------------------------------------------

   Larry Soll -- 1942             2004       Retired                                   None
   Trustee
-------------------------------------------------------------------------------------------------------------------------

   Raymond Stickel, Jr. -- 1944   2005       Retired                                   None
   Trustee                                   Formerly: Partner, Deloitte & Touche;
                                             and Director, Mainstay VP Series Funds,
                                             Inc. (25 portfolios)
-------------------------------------------------------------------------------------------------------------------------

(1) Mr. Flanagan was appointed as Trustee of the Trust on February 24, 2007. Mr. Flanagan is considered an interested person of the Trust because he is an officer of the advisor to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the advisor to the Trust.
(2) Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.

AIM V.I. Basic Balanced Fund

                                                                                       OTHER
                                  TRUSTEE                                              TRUSTEESHIP(S)/
NAME, YEAR OF BIRTH AND           AND/OR                                               DIRECTORSHIP(S)
POSITION(S) HELD WITH THE         OFFICER    PRINCIPAL OCCUPATION(S)                   HELD BY TRUSTEE/
TRUST                             SINCE      DURING PAST 5 YEARS                       DIRECTOR
-------------------------------------------------------------------------------------------------------------------------
 Other Officers
-------------------------------------------------------------------------------------------------------------------------

   Russell C. Burk -- 1958        2005       Senior Vice President and Senior Officer  N/A
   Senior Vice President and                 of The AIM Family of Funds--Registered
   Senior Officer                            Trademark--
                                             Formerly: Director of Compliance and
                                             Assistant General Counsel, ICON
                                             Advisers, Inc.; Financial Consultant,
                                             Merrill Lynch; General Counsel and
                                             Director of Compliance, ALPS Mutual
                                             Funds, Inc.
-------------------------------------------------------------------------------------------------------------------------

   John M. Zerr -- 1962           2006       Director, Senior Vice President,          N/A
   Senior Vice President, Chief              Secretary and General Counsel, A I M
   Legal Officer and Secretary               Management Group Inc., A I M Advisors,
                                             Inc. and A I M Capital Management, Inc.;
                                             Director, Vice President and Secretary,
                                             AIM Investment Services, Inc. and
                                             INVESCO Distributors, Inc.; Director,
                                             Senior Vice President and Secretary,
                                             A I M Distributors, Inc.; Director and
                                             Vice President, INVESCO Funds Group
                                             Inc.; Senior Vice President, Chief Legal
                                             Officer and Secretary of The AIM Family
                                             of Funds--Registered Trademark--; and
                                             Manager, PowerShares Capital Management
                                             LLC

                                             Formerly: Director, Vice President and
                                             Secretary, Fund Management Company; Vice
                                             President, A I M Capital Management,
                                             Inc.; Chief Operating Officer, Senior
                                             Vice President, General Counsel and
                                             Secretary, Liberty Ridge Capital, Inc.
                                             (an investment adviser); Vice President
                                             and Secretary, PBHG Funds (an investment
                                             company); Vice President and Secretary,
                                             PBHG Insurance Series Fund (an
                                             investment company); General Counsel and
                                             Secretary, Pilgrim Baxter Value
                                             Investors (an investment adviser); Chief
                                             Operating Officer, General Counsel and
                                             Secretary, Old Mutual Investment
                                             Partners (a broker-dealer); General
                                             Counsel and Secretary, Old Mutual Fund
                                             Services (an administrator); General
                                             Counsel and Secretary, Old Mutual
                                             Shareholder Services (a shareholder
                                             servicing center); Executive Vice
                                             President, General Counsel and
                                             Secretary, Old Mutual Capital, Inc. (an
                                             investment adviser); and Vice President
                                             and Secretary, Old Mutual Advisors Funds
                                             (an investment company)
-------------------------------------------------------------------------------------------------------------------------

   Lisa O. Brinkley -- 1959       2004       Global Compliance Director, Invesco       N/A
   Vice President                            Ltd.; and Vice President of The AIM
                                             Family of Funds--Registered Trademark--

                                             Formerly: Senior Vice President, A I M
                                             Management Group Inc. (financial
                                             services holding company); Senior Vice
                                             President and Chief Compliance Officer,
                                             A I M Advisors, Inc. and The AIM Family
                                             of Funds--Registered Trademark--; Vice
                                             President and Chief Compliance Officer,
                                             A I M Capital Management, Inc. and A I M
                                             Distributors, Inc.; Vice President, AIM
                                             Investment Services, Inc. and Fund
                                             Management Company; Senior Vice
                                             President and Chief Compliance Officer
                                             of The AIM Family of Funds--Registered
                                             Trademark--; and Senior Vice President
                                             and Compliance Director, Delaware
                                             Investments Family of Funds
-------------------------------------------------------------------------------------------------------------------------

   Kevin M. Carome -- 1956        2003       General Counsel, Secretary and Senior
   Vice President                            Managing Director, Invesco Ltd,;
                                             Director and Secretary, Invesco Holding
                                             Company Limited, IVZ, Inc. and INVESCO
                                             Group Services, Inc.; Director, INVESCO
                                             Funds Group, Inc.; Secretary, INVESCO
                                             North American Holdings, Inc.; and Vice
                                             President of The AIM Family of
                                             Funds--Registered Trademark--

                                             Formerly: Senior Managing Director,       N/A
                                             Invesco Holding Company Limited;
                                             Director, Senior Vice President,
                                             Secretary and General Counsel, A I M
                                             Management Group Inc. and A I M
                                             Advisors, Inc.; Senior Vice President,
                                             A I M Distributors, Inc.; Director,
                                             General Counsel and Vice President, Fund
                                             Management Company; Vice President,
                                             A I M Capital Management, Inc. and AIM
                                             Investment Services, Inc.; Senior Vice
                                             President, Chief Legal Officer and
                                             Secretary of The AIM Family of
                                             Funds--Registered Trademark--; Director
                                             and Vice President, INVESCO
                                             Distributors, Inc.; Chief Executive
                                             Officer and President, INVESCO Funds
                                             Group, Inc.; and Senior Vice President
                                             and General Counsel, Liberty Financial
                                             Companies, Inc.
-------------------------------------------------------------------------------------------------------------------------

   Sidney M. Dilgren -- 1961      2004       Vice President, A I M Advisors, Inc. and  N/A
   Vice President, Principal                 A I M Capital Management, Inc.; and Vice
   Financial Officer and                     President, Treasurer and Principal
   Treasurer                                 Financial Officer of The AIM Family of
                                             Funds--Registered Trademark--

                                             Formerly: Fund Treasurer, A I M
                                             Advisors, Inc.; Senior Vice President,
                                             AIM Investment Services, Inc.; and Vice
                                             President, A I M Distributors, Inc.
-------------------------------------------------------------------------------------------------------------------------

   Karen Dunn Kelley -- 1960      2004       Head of Invesco's World Wide Fixed        N/A
   Vice President                            Income and Cash Management Group;
                                             Director of Cash Management and Senior
                                             Vice President, A I M Advisors, Inc. and
                                             A I M Capital Management, Inc; Executive
                                             Vice President, A I M Distributors,
                                             Inc.; Senior Vice President, A I M
                                             Management Group Inc.; Vice President,
                                             The AIM Family of Funds--Registered
                                             Trademark-- (other than AIM Treasurer's
                                             Series Trust, Short-Term Investments
                                             Trust and Tax-Free Investments Trust);
                                             and President and Principal Executive
                                             Officer, The AIM Family of
                                             Funds--Registered Trademark-- (AIM
                                             Treasurer's Series Trust, Short-Term
                                             Investments Trust and Tax-Free
                                             Investments Trust only)
                                             Formerly: Director and President, Fund
                                             Management Company; Chief Cash
                                             Management Officer and Managing
                                             Director, A I M Capital Management,
                                             Inc.; Vice President, A I M Advisors,
                                             Inc. and The AIM Family of
                                             Funds--Registered Trademark-- (AIM
                                             Treasurer's Series Trust, Short-Term
                                             Investments Trust and Tax-Free
                                             Investments Trust only)
-------------------------------------------------------------------------------------------------------------------------

   Lance A. Rejsek -- 1967        2005       Anti-Money Laundering Compliance          N/A
   Anti-Money Laundering                     Officer, A I M Advisors, Inc., A I M
   Compliance Officer                        Capital Management, Inc., A I M
                                             Distributors, Inc., AIM Investment
                                             Services, Inc., AIM Private Asset
                                             Management, Inc. and The AIM Family of
                                             Funds--Registered Trademark--
                                             Formerly: Anti-Money Laundering
                                             Compliance Officer, Fund Management
                                             Company; and Manager of the Fraud
                                             Prevention Department, AIM Investment
                                             Services, Inc.
-------------------------------------------------------------------------------------------------------------------------

   Todd L. Spillane -- 1958       2006       Senior Vice President, A I M Management   N/A
   Chief Compliance Officer                  Group Inc.; Senior Vice President and
                                             Chief Compliance Officer, A I M
                                             Advisors, Inc. and A I M Capital
                                             Management, Inc.; Chief Compliance
                                             Officer of The AIM Family of
                                             Funds--Registered Trademark--, Invesco
                                             Global Asset Management (N.A.), Inc.,
                                             (registered investment advisor), Invesco
                                             Institutional (N.A.), Inc., (registered
                                             investment advisor), INVESCO Private
                                             Capital Investments, Inc. (holding
                                             company), Invesco Private Capital, Inc.
                                             (registered investment advisor) and
                                             Invesco Senior Secured Management, Inc.
                                             (registered investment advisor); and
                                             Vice President, A I M Distributors, Inc.
                                             and AIM Investment Services, Inc.

                                             Formerly: Vice President, A I M Capital
                                             Management, Inc. and Fund Management
                                             Company; Global Head of Product
                                             Development, AIG-Global Investment
                                             Group, Inc.; and Chief Compliance
                                             Officer and Deputy General Counsel,
                                             AIG-SunAmerica Asset Management
-------------------------------------------------------------------------------------------------------------------------

The Statement of Additional Information of the Trust includes additional information about the Fund's Trustees and is available upon request, without charge, by calling 1.800.410.4246.

OFFICE OF THE FUND            INVESTMENT ADVISOR       DISTRIBUTOR              AUDITORS
11 Greenway Plaza             A I M Advisors, Inc.     A I M Distributors,      PricewaterhouseCoopers
Suite 100                     11 Greenway Plaza        Inc.                     LLP
Houston, TX 77046-1173        Suite 100                11 Greenway Plaza        1201 Louisiana Street
                              Houston, TX 77046-1173   Suite 100                Suite 2900
                                                       Houston, TX 77046-1173   Houston, TX 77002-5678

COUNSEL TO THE FUND           COUNSEL TO THE           TRANSFER AGENT           CUSTODIAN
Ballard Spahr                 INDEPENDENT TRUSTEES     AIM Investment           State Street Bank and
Andrews & Ingersoll, LLP      Kramer, Levin, Naftalis  Services, Inc.           Trust
1735 Market Street, 51st      & Frankel LLP            P.O. Box 4739            Company
Floor                         1177 Avenue of the       Houston, TX 77210-4739   225 Franklin Street
Philadelphia, PA 19103-7599   Americas                                          Boston, MA 02110-2801
                              New York, NY 10036-2714

DOMESTIC EQUITY

Large-Cap Value

                                                                  AIM V.I. Basic
                                                                      Value Fund
                               Annual Report to Shareholders - December 31, 2007

The Fund provides a complete list of
its holdings four times in each
fiscal year, at the quarter-ends. For
the second and fourth quarters, the
lists appear in the Fund's semiannual
and annual reports to shareholders.
For the first and third quarters, the
Fund files the lists with the
Securities and Exchange Commission
(SEC) on Form N-Q. The Fund's Form
N-Q filings are available on the SEC
Web site, sec.gov. Copies of the
Fund's Forms N-Q may be reviewed and
copied at the SEC Public Reference
Room in Washington, D.C. You can                             [COVER GLOBE IMAGE]
obtain information on the operation
of the Public Reference Room,
including information about
duplicating fee charges, by calling
202-942-8090 or 800-732-0330, or by
electronic request at the following
E-mail address: publicinfo@sec.gov.
The SEC file numbers for the Fund are
811-07452 and 033-57340. The Fund's
most recent portfolio holdings, as
filed on Form N-Q, have also been
made available to insurance companies
issuing variable annuity contracts
and variable life insurance policies
("variable products") that invest in
the Fund.

A description of the policies and
procedures that the Fund uses to                               AIM V.I. BASIC VALUE FUND's investment
determine how to vote proxies                               objective is long-term growth of capital.
relating to portfolio securities is
available without charge, upon
request, from our Client Services
department at 800-410-4246 or on the
AIM Web site, AIMinvestments.com. On
the home page, scroll down and click
on Proxy Policy. The information is
also available on the SEC Web site,
sec.gov.

Information regarding how the Fund
voted proxies related to its
portfolio securities during the 12
months ended June 30, 2007, is
available at our Web site. Go to
AIMinvestments.com, access the About    UNLESS OTHERWISE STATED, INFORMATION PRESENTED IN THIS REPORT
Us tab, click on Required Notices and   IS AS OF DECEMBER 31, 2007, AND IS BASED ON TOTAL NET ASSETS.
then click on Proxy Voting Activity.
Next, select the Fund from the
drop-down menu. The information is
also available on the SEC Web site,                   UNLESS OTHERWISE NOTED, ALL DATA IN THIS REPORT
sec.gov.                                                         ARE FROM A I M MANAGEMENT GROUP INC.


                                        =============================================================
                                        THIS REPORT MUST BE ACCOMPANIED OR PRECEDED BY A CURRENTLY
                                        EFFECTIVE FUND PROSPECTUS AND VARIABLE PRODUCT PROSPECTUS,
                                        WHICH CONTAIN MORE COMPLETE INFORMATION, INCLUDING SALES
                                        CHARGES AND EXPENSES. INVESTORS SHOULD READ EACH CAREFULLY
 [AIM INVESTMENTS LOGO]                 BEFORE INVESTING.
--REGISTERED TRADEMARK--                =============================================================

                                              NOT FDIC INSURED    MAY LOSE VALUE    NO BANK GUARANTEE

                                                                             A I M DISTRIBUTORS, INC.

AIM V.I. Basic Value Fund

Management's discussion of Fund performance                                        limitations of our process. First, the
                                                                                   investment strategy is intended to preserve your
================================================================================   capital while growing it at above-market rates
PERFORMANCE SUMMARY                                                                over the long term. Second, our investments have
                                                                                   little in common with popular benchmark indexes
For the year ended December 31, 2007, AIM V.I. Basic Value Fund, excluding         and most of our peers. And third, the Fund's
variable product issuer charges, outperformed the Russell 1000 Value Index and     short-term relative performance will naturally
underperformed the S&P 500 Index and the Lipper Large-Cap Value Funds Index.       be different than the market and peers and have
                                                                                   little information value since we simply don't
   We attribute the Fund's outperformance versus its style-specific index to       own the same stocks.
above-market returns from selected investments in energy, health care and
consumer discretionary. Selected investments in financials, consumer               Market conditions and your Fund
discretionary and materials contributed to the Fund's underperformance versus
the broad market index.                                                            Equity markets generally posted gains during
                                                                                   2007.(1) Beginning in July, most financial
   Your Fund's long-term performance appears later in this report.                 markets witnessed an increase in price volatility
                                                                                   from housing-related stress and the aging of our
FUND VS. INDEXES                                                                   economic expansion. It is important to
                                                                                   understand that these periods of stress are
Total returns, 12/31/06-12/31/07, excluding variable product issuer charges. If    healthy for financial markets in general and
variable product issuer charges were included, returns would be lower.             typically create opportunities for our
                                                                                   investment strategy in particular. We are
Series I Shares                                                             1.54%  hopeful that stock valuation dispersion will
Series II Shares                                                            1.36   increase as credit spreads and market volatility
S&P 500 Index(triangle) (Broad Market Index)                                5.49   return to normal levels, potentially creating
Russell 1000 Value Index(triangle) (Style-Specific Index)                  -0.17   opportunities for us to grow the portfolio's
Lipper VUF Large-Cap Value Funds Index(triangle) (Peer Group Index)         1.70   estimated intrinsic value at an above-average
Lipper Large-Cap Value Funds Index(triangle) (Former Peer Group Index)      2.46   rate. While investment results can be uneven
SOURCE: (taringle)LIPPER INC.                                                      during these periods of stress, historically
                                                                                   these times have yielded attractive
================================================================================   opportunities for future capital growth.

How we invest                             business value is independent of the        Aided by strong earnings and increasing oil
                                          company's stock price.                   prices, energy stocks extended their multi-year
We seek to create wealth by maintaining                                            outperformance. Drilling company TRANSOCEAN and
a long-term investment horizon and        o Market prices are more volatile than   oil service company WEATHERFORD INTERNATIONAL
investing in companies that are selling   business values, partly because          made significant contributions to performance
at a significant discount to their        investors regularly overreact to         during the year.
estimated intrinsic value--a value that   negative news.
is based on the estimated future cash                                                 WATERS CORP. was also among the top
flows generated by the business. The      o Long-term investment results are a     contributors to performance. The life science
Fund's philosophy is based on key         function of the level and growth of      instruments company continued its strong uptrend
elements that we believe have extensive   business value in the portfolio.         in both top and bottom line growth as new
empirical evidence:                                                                products combined with healthy fundamentals in
                                             Since our application of this         all of the company's business segments continued
o Company intrinsic values can be         strategy is highly disciplined and       to produce impressive results in the U.S. and
reasonably estimated. Importantly, this   relatively unique, it is important to    overseas.
estimated fair                            understand the benefits and
                                                                                      The largest detractors from performance were
=======================================   ======================================   CITIGROUP, INTERPUBLIC GROUP and FANNIE MAE.
PORTFOLIO COMPOSITION                     TOP 10 EQUITY HOLDINGS*
                                                                                      We were surprised by the extent of
By sector                                  1. UnitedHealth Group Inc.        5.5%  Citigroup's collateralized debt obligation (CDO)
Financials                         19.3%   2. Dell Inc.                      3.6   losses, which came at a time when the company
Information Technology             17.5    3. Western Union Co.              3.6   lacked an excess capital cushion to absorb
Consumer Discretionary             16.6    4. Weatherford                          sizable losses. We have long been critical of
Health Care                        16.3       International Ltd.             3.3   weakness in financial controls at
Industrials                        11.1    5. Halliburton Co.                3.2
Energy                              9.3    6. Fannie Mae                     3.1
Consumer Staples                    4.7    7. Waters Corp.                   3.0
Materials                           2.5    8. KLA-Tencor Corp.               3.0
Telecommunication Services          1.1    9. Cardinal Health, Inc.          3.0
Money Market Funds Plus                   10. CA Inc.                        2.9
Other Assets Less Liabilities       1.6
                                          Total Net Assets       $703.60 million
The Fund's holdings are subject to
change, and there is no assurance that    Total Number of Holdings*           44
the Fund will continue to hold any
particular security.

*Excluding money market fund holdings.
=======================================   ======================================

AIM V.I. Basic Value Fund

Citigroup but chose to tolerate the risk      intrinsic value, we believe this provides   of fact are from sources considered
because of a global banking franchise that,   the best indication that your Fund is       reliable, but A I M Advisors, Inc. makes
in our opinion, has among the best growth     positioned to potentially achieve its       no representation or warranty as to their
opportunities of any large financial          objective of long-term growth of capital.   completeness or accuracy. Although
company in the world and because the                                                      historical performance is no guarantee of
company hired a world-class chief financial   Context for Results                         future results, these insights may help
officer earlier in the year. We met with                                                  you understand our investment management
the chief financial officer shortly after     As managers, we know a long-term            philosophy.
he was hired and were impressed with his      investment horizon and attractive
plans to bring financial discipline to        potential upside to our estimate of                      Bret W. Stanley
Citigroup. The environment simply became      portfolio intrinsic value are critical to      [STANLEY  Chartered Financial Analyst,
hostile before he could act at Citigroup.     creating wealth. But we understand              PHOTO]   senior portfolio manager, is
We believe Citigroup is a unique              maintaining a long-term investment                       lead manager of AIM V.I.
opportunity.                                  horizon is a challenge. So, when you        Basic Value Fund. He began his investment
                                              consider our short-term results we          career in 1988. Mr. Stanley earned a
   Interpublic Group's stock declined as      encourage you to review our long-term       B.B.A. in finance from The University of
investors continued to express their          results. We are long-term investors who     Texas at Austin and an M.S. in finance
concern over the pace of the company's        provide a portfolio that in our opinion     from the University of Houston.
turnaround as well as fears of the            is distinct from market indexes and most
potential impact of a slowing global          of our peers.                                            R. Canon Coleman II
economy. We remained dissatisfied with the                                                   [COLEMAN  Chartered Financial Analyst,
pace of improvement at Interpublic.              Recent studies have shown short-term         PHOTO]   portfolio manager, is manager
However, the magnitude of the opportunity     results have little information value and                of AIM V.I. Basic Value Fund.
combined with the progress to date            the frequent trading of stocks or mutual    He began his investment career in 1996
supported our continued investment.           funds is a costly exercise--reducing        and joined AIM in 2000. Mr. Coleman
                                              actual returns by several percentage        earned a B.S. and an M.S. in accounting
   Fannie Mae has been impacted by            points per year as shareholders             from the University of Florida. He also
increased mortgage losses as well as          unknowingly exchange tomorrow's winner      earned an M.B.A. from the Wharton School
accounting complexities that create           for tomorrow's loser.(2) In addition, a     at the University of Pennsylvania.
volatility in regulatory capital. We          recent Yale University study reveals half
believe accounting and capital standards      of all mutual funds charge an active                     Matthew W. Seinsheimer
required of the company are in conflict       management fee for essentially a            [SEINSHEIMER Chartered Financial Analyst,
with the economics of the business. We        closet-index portfolio.(3) While this          PHOTO]    senior portfolio manager, is
believe this situation is inconsistent with   strategy creates smooth and innocuous                    manager of AIM V.I. Basic
sound regulatory policy, and we expect it     short-term relative performance, it         Value Fund. He began his investment
to eventually be resolved. We believe         typically leads to long-term                career in 1992 and joined AIM in 1998. He
mortgage credit losses to be manageable and   underperformance. Considering these         earned a B.B.A. in finance from Southern
believe Fannie Mae may ultimately emerge as   factors, your Fund is doing something       Methodist University and an M.B.A. from
an even more dominate player in the           different and old fashioned--investing      The University of Texas at Austin.
mortgage industry.                            for the long term and following a
                                              common-sense approach that has produced a                Michael J. Simon
Portfolio assessment                          portfolio that is different from common         [SIMON   Chartered Financial Analyst,
                                              stock market indexes and more                   PHOTO]   senior portfolio manager, is
We believe the single most important          attractively valued, in our opinion.                     manager of AIM V.I. Basic
indicator of the way AIM V.I. Basic Value                                                 Value Fund. He began his investment
Fund is positioned for potential success is      We remain optimistic about AIM V.I.      career in 1989 and joined AIM in 2001.
not our historical investment results or      Basic Value Fund's portfolio. We thank      Mr. Simon earned a B.B.A. in finance from
popular statistical measures, but the         you for your investment and for sharing     Texas Christian University and an M.B.A.
portfolio's estimated intrinsic value--the    our long-term horizon.                      from the University of Chicago.
aggregate business value of the portfolio
based on our estimate of intrinsic value      Sources: (1)Lipper Inc.; (2)"The Mutual     Assisted by the Basic Value Team
for each individual holding. During the       Fund Industry Sixty Years Later: For
year, we believe the estimated intrinsic      Better or Worse," Financial Analysts        ==========================================
value of the portfolio grew at an             Journal, essay by John C. Bogle, 2005;      FOR A DISCUSSION OF THE RISKS OF
attractive rate despite modest impairments    (3)"How Active is Your Fund Manager: A      INVESTING IN YOUR FUND, INDEXES USED IN
in the business values of some of our         New Measure That Predicts Performance,"     THIS REPORT AND YOUR FUND'S LONG-TERM
financial services investments.               Martijn Cremens and Antti Petajistto,       PERFORMANCE, PLEASE TURN THE PAGE.
                                              Yale School of Management, August 2006.     ==========================================
   At the close of the year, and in our
opinion, the difference between the market    The views and opinions expressed in
price and the estimated intrinsic value of    management's discussion of Fund
the portfolio was above the Fund's            performance are those of A I M Advisors,
historical average, and we believed this      Inc. These views and opinions are subject
value content was greater than what was       to change at any time based on factors
available in the broad market. While there    such as market and economic conditions.
is no assurance that market value will ever   These views and opinions may not be
reflect our estimate of the portfolio's       relied upon as investment advice or
                                              recommendations, or as an offer for a
                                              particular security. The information is
                                              not a complete analysis of every aspect
                                              of any market, country, industry,
                                              security or the Fund. Statements

AIM V.I. Basic Value Fund

Your Fund's long-term performance

===========================================   EXPENSES, REINVESTED DISTRIBUTIONS AND      REFLECT ACTUAL VARIABLE PRODUCT VALUES.
AVERAGE ANNUAL TOTAL RETURNS                  CHANGES IN NET ASSET VALUE. INVESTMENT      THEY DO NOT REFLECT SALES CHARGES,
                                              RETURN AND PRINCIPAL VALUE WILL FLUCTUATE   EXPENSES AND FEES ASSESSED IN CONNECTION
As of 12/31/07                                SO THAT YOU MAY HAVE A GAIN OR LOSS WHEN    WITH A VARIABLE PRODUCT. SALES CHARGES,
                                              YOU SELL SHARES.                            EXPENSES AND FEES, WHICH ARE DETERMINED
SERIES I SHARES                                                                           BY THE VARIABLE PRODUCT ISSUERS, WILL
Inception (9/10/01)                    5.97%     THE TOTAL ANNUAL FUND OPERATING          VARY AND WILL LOWER THE TOTAL RETURN.
   5 Years                            12.52   EXPENSE RATIO SET FORTH IN THE MOST
   1 Year                              1.54   RECENT FUND PROSPECTUS AS OF THE DATE OF       THE MOST RECENT MONTH-END PERFORMANCE
                                              THIS REPORT FOR SERIES I AND SERIES II      DATA AT THE FUND LEVEL, EXCLUDING
SERIES II SHARES                              SHARES WAS 0.97% AND 1.22%, RESPECTIVELY.   VARIABLE PRODUCT CHARGES, IS AVAILABLE ON
Inception (9/10/01)                    5.72%  THE EXPENSE RATIOS PRESENTED ABOVE MAY      THIS AIM AUTOMATED INFORMATION LINE,
   5 Years                            12.26   VARY FROM THE EXPENSE RATIOS PRESENTED IN   866-702-4402. AS MENTIONED ABOVE, FOR THE
   1 Year                              1.36   OTHER SECTIONS OF THIS REPORT THAT ARE      MOST RECENT MONTH-END PERFORMANCE
===========================================   BASED ON EXPENSES INCURRED DURING THE       INCLUDING VARIABLE PRODUCT CHARGES,
                                              PERIOD COVERED BY THIS REPORT.              PLEASE CONTACT YOUR VARIABLE PRODUCT
THE PERFORMANCE OF THE FUND'S SERIES I AND                                                ISSUER OR FINANCIAL ADVISOR.
SERIES II SHARE CLASSES WILL DIFFER              AIM V.I. BASIC VALUE FUND, A SERIES
PRIMARILY DUE TO DIFFERENT CLASS EXPENSES.    PORTFOLIO OF AIM VARIABLE INSURANCE
                                              FUNDS, IS CURRENTLY OFFERED THROUGH
   THE PERFORMANCE DATA QUOTED REPRESENT      INSURANCE COMPANIES ISSUING VARIABLE
PAST PERFORMANCE AND CANNOT GUARANTEE         PRODUCTS. YOU CANNOT PURCHASE SHARES OF
COMPARABLE FUTURE RESULTS; CURRENT            THE FUND DIRECTLY. PERFORMANCE FIGURES
PERFORMANCE MAY BE LOWER OR HIGHER. PLEASE    GIVEN REPRESENT THE FUND AND ARE NOT
CONTACT YOUR VARIABLE PRODUCT ISSUER OR       INTENDED TO
FINANCIAL ADVISOR FOR THE MOST RECENT
MONTH-END VARIABLE PRODUCT PERFORMANCE.
PERFORMANCE FIGURES REFLECT FUND

===================================================================================================================================

Principal risks of investing in the Fund      party risk--the risk that the other party   VARIABLE UNDERLYING FUNDS (VUF) LARGE-CAP
                                              will not complete the transaction with      VALUE FUNDS INDEX as its peer group
Prices of equity securities change in         the Fund.                                   instead of the Lipper Large Cap Value
response to many factors including the                                                    Funds Index. In 2006, Lipper began
historical and prospective earnings of the       Investing in developing countries can    publishing VUF indexes, allowing the Fund
issuer, the value of its assets, general      add additional risk, such as high rates     to be compared with the Lipper VUF
economic conditions, interest rates,          of inflation or sharply devalued            Large-Cap Value Funds Index. The
investor perceptions and market liquidity.    currencies against the U.S. dollar.         unmanaged Lipper VUF Large-Cap Value
                                              Transaction costs are often higher, and     Funds Index is an equally weighted
   Foreign securities have additional         there may be delays in settlement           representation of the largest variable
risks, including exchange rate changes,       procedures.                                 insurance underlying funds in the Lipper
political and economic upheaval, the                                                      Large-Cap Value Funds category. These
relative lack of information, relatively         The prices of securities held by the     funds typically have a below-average
low market liquidity, and the potential       Fund may decline in response to market      price-to-earnings ratio, price-to-book
lack of strict financial and accounting       risks.                                      ratio, and three-year sales-per-share
controls and standards.                                                                   growth value, compared to the S&P
                                              About indexes used in this report           500--REGISTERED TRADEMARK-- Index.
   There is no guarantee that the
investment techniques and risk analyses       The S&P 500--REGISTERED TRADEMARK-- INDEX      The LIPPER LARGE-CAP VALUE FUNDS INDEX
used by the Fund's portfolio managers will    is a market capitalization-weighted index   is an equally weighted representation of
produce the desired results.                  covering all major areas of the U.S.        the largest funds in the Lipper Large-Cap
                                              economy. It is not the 500 largest          Value Funds category. These funds
   The Fund invests in "value" stocks,        companies, but rather the most widely       typically have a below-average
which can continue to be inexpensive for      held 500 companies chosen with respect to   price-to-earnings ratio, price-to-book
long periods of time and may never realize    market size, liquidity, and their           ratio, and three-year sales-per-share
their full value.                             industry.                                   growth value, compared to the S&P
                                                                                          500--REGISTERED TRADEMARK-- Index.
   The Fund may use enhanced investment          The Russell 1000--REGISTERED
techniques such as leveraging and             TRADEMARK-- VALUE INDEX measures the           The Fund is not managed to track the
derivatives. Leveraging entails risks such    performance of those Russell 1000           performance of any particular index,
as magnifying changes in the value of the     companies with lower price-to-book ratios   including the indexes defined here, and
portfolio's securities. Derivatives are       and lower forecasted growth values. The     consequently, the performance of the Fund
subject to counter-                           Russell 1000 Value Index is a               may deviate
                                              trademark/service mark of the Frank
                                              Russell Company. Russell--REGISTERED
                                              TRADEMARK-- is a trademark of the Frank
                                              Russell Company.

                                                 The Fund has elected to use the LIPPER

                                                                                                                          Continued

AIM V.I. Basic Value Fund

Past performance cannot guarantee             the dollar value of an investment, is
comparable future results.                    constructed with each segment
                                              representing a percent change in the
   This chart, which is a logarithmic         value of the investment. In this chart,
chart, presents the fluctuations in the       each segment represents a doubling, or
value of the Fund and its indexes. We         100% change, in the value of the
believe that a logarithmic chart is more      investment. In other words, the space
effective than other types of charts in       between $5,000 and $10,000 is the same
illustrating changes in value during the      size as the space between $10,000 and
early years shown in the chart. The           $20,000.
vertical axis, the one that indicates

===================================================================================================================================

Continued from previous page

significantly from the performance of the     Other information                           level only and do not include variable
indexes.                                                                                  product issuer charges. If such charges
                                              The returns shown in the management's       were included, the total returns would be
   A direct investment cannot be made in an   discussion of Fund performance are based    lower.
index. Unless otherwise indicated, index      on net asset values calculated for
results include reinvested dividends, and     shareholder transactions. Generally            Industry classifications used in this
they do not reflect sales charges.            accepted accounting principles require      report are generally according to the
Performance of an index of funds reflects     adjustments to be made to the net assets    Global Industry Classification Standard,
fund expenses; performance of a market        of the Fund at period end for financial     which was developed by and is the
index does not.                               reporting purposes, and as such, the net    exclusive property and a service mark of
                                              asset values for shareholder transactions   Morgan Stanley Capital International Inc.
                                              and the returns based on those net asset    and Standard & Poor's.
                                              values may differ from the net asset
                                              values and returns reported in the             The Chartered Financial
                                              Financial Highlights. Additionally, the     Analyst--REGISTERED TRADEMARK--
                                              returns and net asset values shown          (CFA--REGISTERED TRADEMARK--) designation
                                              throughout this report are at the Fund      is a globally recognized standard for
                                                                                          measuring the competence and integrity of
                                                                                          investment professionals.

===================================================================================================================================

                                                          [MOUNTAIN CHART]

RESULTS OF A $10,000 INVESTMENT

INDEX DATA FROM 8/31/01, FUND DATA FROM 9/10/01
                                                                                                                    LIPPER
             AIM V.I. BASIC VALUE    AIM V.I. BASIC VALUE    S&P 500    RUSSELL 1000    LIPPER VUF LARGE-CAP   LARGE-CAP VALUE
     DATE    FUND-SERIES I SHARES   FUND-SERIES II SHARES   INDEX(1)   VALUE INDEX(1)   VALUE FUNDS INDEX(1)    FUNDS INDEX(1)

   8/31/01                                                   $10000        $10000              $10000               $10000
      9/01          $ 9210                   9210              9193          9296                9151                 9220
     10/01            9270                   9270              9368          9216                9269                 9280
     11/01            9950                   9950             10086          9752                9870                 9875
     12/01           10263                  10258             10175          9982               10054                10024
      1/02           10183                  10178             10026          9905                9868                 9839
      2/02            9992                   9987              9833          9921                9771                 9784
      3/02           10723                  10717             10203         10390               10255                10216
      4/02           10342                  10337              9585         10034                9784                 9781
      5/02           10292                  10287              9514         10084                9779                 9794
      6/02            9281                   9267              8837          9505                9066                 9111
      7/02            8289                   8276              8148          8621                8289                 8324
      8/02            8430                   8426              8201          8687                8331                 8380
      9/02            7418                   7406              7311          7721                7368                 7411
     10/02            7888                   7876              7954          8293                7921                 7955
     11/02            8509                   8497              8421          8815                8447                 8454
     12/02            7988                   7966              7927          8432                8044                 8051
      1/03            7808                   7786              7720          8228                7847                 7860
      2/03            7528                   7506              7604          8009                7643                 7663
      3/03            7497                   7476              7677          8022                7668                 7658
      4/03            8168                   8147              8309          8728                8308                 8305
      5/03            9008                   8978              8747          9292                8887                 8816
      6/03            9038                   9007              8858          9408                9005                 8917
      7/03            9308                   9277              9015          9548                9158                 9041
      8/03            9628                   9597              9190          9697                9296                 9194
      9/03            9428                   9397              9093          9602                9217                 9090
     10/03            9898                   9857              9607         10190                9698                 9592
     11/03           10089                  10048              9691         10328                9793                 9710
     12/03           10673                  10618             10199         10964               10389                10306
      1/04           10833                  10779             10387         11157               10596                10462
      2/04           11053                  10998             10531         11396               10830                10682
      3/04           11013                  10959             10372         11297               10669                10555
      4/04           10863                  10799             10209         11021               10473                10360
      5/04           10963                  10899             10349         11133               10517                10436
      6/04           11234                  11170             10550         11396               10767                10665
      7/04           10623                  10559             10201         11235               10502                10409
      8/04           10553                  10489             10242         11395               10581                10484
      9/04           10682                  10610             10353         11572               10728                10608
     10/04           10873                  10799             10511         11764               10871                10721
     11/04           11443                  11370             10936         12359               11355                11187
     12/04           11854                  11770             11308         12773               11724                11542
      1/05           11644                  11559             11033         12546               11473                11318
      2/05           11895                  11800             11265         12962               11790                11636
      3/05           11675                  11579             11066         12784               11583                11446
      4/05           11404                  11309             10856         12555               11367                11220
      5/05           11624                  11530             11201         12857               11640                11482
      6/05           11834                  11740             11217         12998               11695                11599
      7/05           12225                  12120             11634         13374               12047                11977
      8/05           12034                  11930             11528         13316               11980                11925
      9/05           12145                  12039             11621         13503               12071                12040
     10/05           11834                  11719             11427         13160               11927                11789
     11/05           12294                  12180             11859         13593               12310                12194
     12/05           12534                  12409             11863         13674               12363                12264
      1/06           12980                  12854             12177         14205               12692                12622
      2/06           12919                  12794             12210         14292               12732                12645
      3/06           13162                  13027             12362         14485               12871                12805
      4/06           13244                  13107             12528         14853               13162                13123
      5/06           12788                  12651             12168         14478               12852                12802
      6/06           12656                  12520             12184         14571               12883                12812
      7/06           12616                  12480             12259         14925               13090                13008
      8/06           12829                  12692             12551         15175               13320                13247
      9/06           13164                  13015             12874         15477               13627                13556
     10/06           13589                  13431             13293         15984               14034                13959
     11/06           13792                  13633             13546         16349               14239                14200
     12/06           14190                  14015             13736         16716               14572                14507
      1/07           14392                  14217             13943         16929               14793                14693
      2/07           14115                  13941             13671         16665               14524                14431
      3/07           14254                  14079             13824         16923               14705                14615

===================================================================================================================================
                                                                                                             SOURCE: (1)LIPPER INC.

===================================================================================================================================

                                                          [MOUNTAIN CHART]

       4/07          14902                  14704             14436         17549               15325                15241
       5/07          15422                  15223             14939         18181               15890                15803
       6/07          15285                  15076             14691         17757               15627                15561
       7/07          14562                  14378             14236         16936               14975                14937
       8/07          14700                  14504             14449         17125               15143                15114
       9/07          14806                  14600             14989         17713               15592                15592
      10/07          15295                  15088             15227         17715               15715                15715
      11/07          14562                  14347             14591         16850               15054                15039
      12/07          14413                  14205             14490         16687               14820                14864

===================================================================================================================================

AIM V.I. Basic Value Fund

SCHEDULE OF INVESTMENTS(a)

December 31, 2007


                                                SHARES        VALUE
-----------------------------------------------------------------------
COMMON STOCKS & OTHER EQUITY INTERESTS-98.38%

ADVERTISING-4.89%

Interpublic Group of Cos., Inc. (The)(b)(c)    1,968,306   $ 15,962,962
-----------------------------------------------------------------------
Omnicom Group Inc.                               388,161     18,449,292
=======================================================================
                                                             34,412,254
=======================================================================

APPAREL RETAIL-2.60%

Gap, Inc. (The)                                  859,597     18,292,224
=======================================================================

ASSET MANAGEMENT & CUSTODY BANKS-1.26%

Bank of New York Mellon Corp. (The)              182,425      8,895,043
=======================================================================

AUTO PARTS & EQUIPMENT-0.66%

WABCO Holdings Inc.                               93,184      4,667,587
=======================================================================

BREWERS-2.73%

Molson Coors Brewing Co.-Class B                 372,390     19,222,772
=======================================================================

BUILDING PRODUCTS-1.87%

Trane, Inc.                                      282,821     13,210,569
=======================================================================

COMPUTER HARDWARE-3.63%

Dell Inc.(c)                                   1,040,859     25,511,454
=======================================================================

CONSTRUCTION MATERIALS-2.52%

Cemex S.A.B. de C.V.-ADR (Mexico)(c)             686,668     17,750,368
=======================================================================

DATA PROCESSING & OUTSOURCED SERVICES-3.55%

Western Union Co.                              1,028,218     24,965,133
=======================================================================

EDUCATION SERVICES-2.14%

Apollo Group, Inc.-Class A(c)                    214,318     15,034,408
=======================================================================

ELECTRONIC MANUFACTURING SERVICES-1.19%

Tyco Electronics Ltd.                            224,665      8,341,811
=======================================================================

ENVIRONMENTAL & FACILITIES SERVICES-0.89%

Waste Management, Inc.                           192,559      6,290,903
=======================================================================

GENERAL MERCHANDISE STORES-2.48%

Target Corp.                                     349,503     17,475,150
=======================================================================

HEALTH CARE DISTRIBUTORS-2.96%

Cardinal Health, Inc.                            360,296     20,807,094
=======================================================================

HOME IMPROVEMENT RETAIL-1.93%

Home Depot, Inc. (The)                           503,695     13,569,543
=======================================================================

HUMAN RESOURCE & EMPLOYMENT SERVICES-1.57%

Robert Half International, Inc.                  409,370     11,069,365
=======================================================================

                                                SHARES        VALUE
-----------------------------------------------------------------------


INDUSTRIAL CONGLOMERATES-3.97%

General Electric Co.                             437,153   $ 16,205,262
-----------------------------------------------------------------------
Tyco International Ltd.                          295,469     11,715,346
=======================================================================
                                                             27,920,608
=======================================================================

INDUSTRIAL MACHINERY-2.76%

Illinois Tool Works Inc.                         362,247     19,394,704
=======================================================================

INSURANCE BROKERS-1.34%

Marsh & McLennan Cos., Inc.                      355,436      9,408,391
=======================================================================

INVESTMENT BANKING & BROKERAGE-3.44%

Merrill Lynch & Co., Inc.                        220,464     11,834,508
-----------------------------------------------------------------------
Morgan Stanley                                   232,683     12,357,794
=======================================================================
                                                             24,192,302
=======================================================================

LIFE SCIENCES TOOLS & SERVICES-3.02%

Waters Corp.(c)                                  268,723     21,247,928
=======================================================================

MANAGED HEALTH CARE-5.54%

UnitedHealth Group Inc.                          669,728     38,978,170
=======================================================================

MOVIES & ENTERTAINMENT-1.55%

Walt Disney Co. (The)                            337,079     10,880,910
=======================================================================

MULTI-LINE INSURANCE-1.77%

American International Group, Inc.               213,718     12,459,759
=======================================================================

OIL & GAS DRILLING-2.69%

Transocean Inc.                                  132,400     18,953,060
=======================================================================

OIL & GAS EQUIPMENT & SERVICES-6.56%

Halliburton Co.                                  601,680     22,809,689
-----------------------------------------------------------------------
Weatherford International Ltd.(c)                339,893     23,316,660
=======================================================================
                                                             46,126,349
=======================================================================

OTHER DIVERSIFIED FINANCIAL SERVICES-5.23%

Citigroup Inc.                                   680,897     20,045,608
-----------------------------------------------------------------------
JPMorgan Chase & Co.                             383,285     16,730,390
=======================================================================
                                                             36,775,998
=======================================================================

PACKAGED FOODS & MEATS-1.94%

Unilever N.V. (Netherlands)(d)                   373,112     13,635,383
=======================================================================

PHARMACEUTICALS-4.79%

Sanofi-Aventis (France)(b)(d)                    198,027     18,066,332
-----------------------------------------------------------------------
Wyeth                                            353,422     15,617,718
=======================================================================
                                                             33,684,050
=======================================================================

PROPERTY & CASUALTY INSURANCE-1.29%

ACE Ltd.                                         146,874      9,073,876
=======================================================================

AIM V.I. Basic Value Fund


                                                SHARES        VALUE
-----------------------------------------------------------------------

SEMICONDUCTOR EQUIPMENT-3.01%

KLA-Tencor Corp.                                 439,836   $ 21,182,502
=======================================================================

SEMICONDUCTORS-0.52%

Maxim Integrated Products, Inc.                  138,388      3,664,514
=======================================================================

SPECIALIZED CONSUMER SERVICES-0.37%

H&R Block, Inc.                                  141,911      2,635,287
=======================================================================

SPECIALIZED FINANCE-1.91%

Moody's Corp.                                    376,892     13,455,044
=======================================================================

SYSTEMS SOFTWARE-5.63%

CA Inc.                                          805,406     20,094,879
-----------------------------------------------------------------------
Microsoft Corp.                                  548,093     19,512,111
=======================================================================
                                                             39,606,990
=======================================================================

THRIFTS & MORTGAGE FINANCE-3.08%

Fannie Mae                                       542,081     21,672,398
=======================================================================

WIRELESS TELECOMMUNICATION SERVICES-1.10%

Sprint Nextel Corp.                              591,571      7,767,327
=======================================================================
    Total Common Stocks & Other Equity
      Interests (Cost $539,038,510)                         692,231,228
=======================================================================

                                                SHARES        VALUE
-----------------------------------------------------------------------


MONEY MARKET FUNDS-1.12%

Liquid Assets Portfolio-Institutional
  Class(e)                                     3,946,473   $  3,946,473
-----------------------------------------------------------------------
Premier Portfolio-Institutional Class(e)       3,946,473      3,946,473
=======================================================================
    Total Money Market Funds (Cost
      $7,892,946)                                             7,892,946
=======================================================================
TOTAL INVESTMENTS (excluding investments
  purchased with cash collateral from
  securities on loan)-99.50% (Cost
  $546,931,456)                                             700,124,174
=======================================================================

INVESTMENTS PURCHASED WITH CASH COLLATERAL
  FROM SECURITIES ON LOAN

MONEY MARKET FUNDS-0.58%

Liquid Assets Portfolio-Institutional Class
  (Cost $4,082,818)(e)(f)                      4,082,818      4,082,818
=======================================================================
TOTAL INVESTMENTS-100.08% (Cost $551,014,274)               704,206,992
-----------------------------------------------------------------------
OTHER ASSETS LESS LIABILITIES-(0.08)%                          (604,778)
-----------------------------------------------------------------------
NET ASSETS-100.00%                                         $703,602,214
_______________________________________________________________________
=======================================================================

Investment Abbreviations:

ADR  - American Depositary Receipt

Notes to Schedule of Investments:

(a) Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. and Standard & Poor's.
(b) All or a portion of this security was out on loan at December 31, 2007.
(c) Non-income producing security.
(d) In accordance with the procedures established by the Board of Trustees, the foreign security is fair valued using adjusted closing market prices. The aggregate value of these securities at December 31, 2007 was $31,701,715, which represented 4.51% of the Fund's Net Assets. See Note 1A.
(e) The money market fund and the Fund are affiliated by having the same investment advisor. See Note 3.
(f) The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower's return of the securities loaned. See Note 8.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM V.I. Basic Value Fund

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2007

ASSETS:

Investments, at value (Cost $539,038,510)*       $692,231,228
-------------------------------------------------------------
Investments in affiliated money market funds
  (Cost $11,975,764)                               11,975,764
=============================================================
    Total investments (Cost $551,014,274)         704,206,992
=============================================================
Foreign currencies, at value (Cost $643)                  636
-------------------------------------------------------------
Receivables for:
  Investments sold                                  9,393,263
-------------------------------------------------------------
  Fund shares sold                                    202,869
-------------------------------------------------------------
  Dividends                                           665,159
-------------------------------------------------------------
Investment for trustee deferred compensation
  and retirement plans                                 27,048
=============================================================
    Total assets                                  714,495,967
_____________________________________________________________
=============================================================

LIABILITIES:

Payables for:
  Investments purchased                             5,659,886
-------------------------------------------------------------
  Fund shares reacquired                              367,867
-------------------------------------------------------------
  Trustee deferred compensation and retirement
    plans                                              75,937
-------------------------------------------------------------
  Collateral upon return of securities loaned       4,082,818
-------------------------------------------------------------
Accrued administrative services fees                  461,850
-------------------------------------------------------------
Accrued distribution fees -- Series II                198,877
-------------------------------------------------------------
Accrued trustees' and officer's fees and
  benefits                                              1,267
-------------------------------------------------------------
Accrued transfer agent fees                             4,081
-------------------------------------------------------------
Accrued operating expenses                             41,170
=============================================================
    Total liabilities                              10,893,753
=============================================================
Net assets applicable to shares outstanding      $703,602,214
_____________________________________________________________
=============================================================

NET ASSETS CONSIST OF:

Shares of beneficial interest                    $459,223,489
-------------------------------------------------------------
Undistributed net investment income                 3,285,259
-------------------------------------------------------------
Undistributed net realized gain                    87,900,755
-------------------------------------------------------------
Unrealized appreciation                           153,192,711
=============================================================
                                                 $703,602,214
_____________________________________________________________
=============================================================

NET ASSETS:

Series I                                         $399,974,266
_____________________________________________________________
=============================================================
Series II                                        $303,627,948
_____________________________________________________________
=============================================================

SHARES OUTSTANDING, $0.001 PAR VALUE PER SHARE,
  UNLIMITED NUMBER OF SHARES AUTHORIZED:

Series I                                           31,410,699
_____________________________________________________________
=============================================================
Series II                                          24,063,169
_____________________________________________________________
=============================================================
Series I:
  Net asset value per share                      $      12.73
_____________________________________________________________
=============================================================
Series II:
  Net asset value per share                      $      12.62
_____________________________________________________________
=============================================================

* At December 31, 2007, securities with an aggregate value of $3,878,475 were on loan to brokers.

STATEMENT OF OPERATIONS

For the year ended December 31, 2007

INVESTMENT INCOME:

Dividends (net of foreign withholding taxes of
  $154,673)                                      $11,003,628
------------------------------------------------------------
Dividends from affiliated money market funds
  (includes securities lending income of
  $15,654)                                           831,420
------------------------------------------------------------
Interest                                               2,670
============================================================
    Total investment income                       11,837,718
============================================================

EXPENSES:

Advisory fees                                      5,531,737
------------------------------------------------------------
Administrative services fees                       2,159,538
------------------------------------------------------------
Custodian fees                                        34,779
------------------------------------------------------------
Distribution fees -- Series II                       832,130
------------------------------------------------------------
Transfer agent fees                                   32,606
------------------------------------------------------------
Trustees' and officer's fees and benefits             40,347
------------------------------------------------------------
Other                                                 67,470
============================================================
    Total expenses                                 8,698,607
============================================================
Less: Fees waived and expense offset
  arrangement(s)                                    (216,077)
============================================================
    Net expenses                                   8,482,530
============================================================
Net investment income                              3,355,188
============================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM:

Net realized gain (loss) from:
  Investment securities (includes net gains
    from securities sold to affiliates of
    $584,727)                                     90,855,894
------------------------------------------------------------
  Foreign currencies                                 (10,482)
============================================================
                                                  90,845,412
============================================================
Change in net unrealized appreciation
  (depreciation) of:
  Investment securities                          (79,568,239)
------------------------------------------------------------
  Foreign currencies                                  (1,358)
============================================================
                                                 (79,569,597)
============================================================
Net realized and unrealized gain                  11,275,815
============================================================
Net increase in net assets resulting from
  operations                                     $14,631,003
____________________________________________________________
============================================================

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM V.I. Basic Value Fund

STATEMENT OF CHANGES IN NET ASSETS

For the years ended December 31, 2007 and 2006

                                                                  2007             2006
-------------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income                                       $   3,355,188    $  3,567,406
-------------------------------------------------------------------------------------------
  Net realized gain                                              90,845,412      40,034,739
-------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation)          (79,569,597)     57,602,074
===========================================================================================
    Net increase in net assets resulting from operations         14,631,003     101,204,219
===========================================================================================
Distributions to shareholders from net investment income:
  Series I                                                       (2,486,739)     (1,857,288)
-------------------------------------------------------------------------------------------
  Series II                                                      (1,064,477)       (415,065)
===========================================================================================
    Total distributions from net investment income               (3,551,216)     (2,272,353)
===========================================================================================
Distributions to shareholders from net realized gains:
  Series I                                                      (23,181,770)    (20,535,697)
-------------------------------------------------------------------------------------------
  Series II                                                     (17,896,086)    (14,423,526)
===========================================================================================
    Total distributions from net realized gains                 (41,077,856)    (34,959,223)
===========================================================================================
    Decrease in net assets resulting from distributions         (44,629,072)    (37,231,576)
===========================================================================================
Share transactions-net:
  Series I                                                      (72,884,455)    (34,896,912)
-------------------------------------------------------------------------------------------
  Series II                                                     (22,324,644)    (50,991,677)
===========================================================================================
    Net increase (decrease) in net assets resulting from
     share transactions                                         (95,209,099)    (85,888,589)
===========================================================================================
    Net increase (decrease) in net assets                      (125,207,168)    (21,915,946)
===========================================================================================

NET ASSETS:

  Beginning of year                                             828,809,382     850,725,328
===========================================================================================
  End of year (including undistributed net investment income
    of $3,285,259 and $3,491,769, respectively)               $ 703,602,214    $828,809,382
___________________________________________________________________________________________
===========================================================================================

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM V.I. Basic Value Fund

NOTES TO FINANCIAL STATEMENTS

December 31, 2007

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM V.I. Basic Value Fund (the "Fund") is a series portfolio of AIM Variable Insurance Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of twenty separate portfolios, (each constituting a "Fund"). The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies ("variable products"). Matters affecting each Fund or class will be voted on exclusively by the shareholders of such Fund or class. Current Securities and Exchange Commission ("SEC") guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each Fund or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.

    The Fund's investment objective is long-term growth of capital.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy.

       A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

       Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations, including commercial paper, having 60 days or less to maturity are recorded at amortized cost which approximates value. Debt securities are subject to interest rate and credit risks. In addition, all debt securities involve some risk of default with respect to interest and/or principal payments.

       Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and may make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economical upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

       Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices.

       Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value.

       Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer's assets, general economic conditions, interest rates, investor perceptions and market liquidity.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

       The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds as received are included in the Statement of Operations as realized gain/loss for investments no longer held and as unrealized gain/loss for investments still held.

AIM V.I. Basic Value Fund


       Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain
     (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.

       The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. COUNTRY DETERMINATION -- For the purposes of making investment selection decisions and presentation in the Schedule of Investments, AIM may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer's securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America unless otherwise noted.

D. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid to separate accounts of participating insurance companies annually and recorded on ex-dividend date.

E. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund's taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

       The Fund files tax returns in the U.S. federal jurisdiction and certain other jurisdictions. Generally the Fund is subject to examinations by such taxing authorities for tax periods after 2003.

F. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.

G. ACCOUNTING ESTIMATES -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates.

H. INDEMNIFICATIONS -- Under the Trust's organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust's investment manager) is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I. FOREIGN CURRENCY TRANSLATIONS -- Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (i) sales of foreign currencies, (ii) currency gains or losses realized between the trade and settlement dates on securities transactions, and (iii) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

       The Fund may invest in foreign securities which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Taxes are accrued based on the Fund's current interpretation of tax regulations and rates that exist in the foreign markets in which the Fund invests.

J. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. Fluctuations in the value of these contracts are recorded as unrealized appreciation (depreciation) until the contracts are closed. When these contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations. The Fund could be exposed to risk, which may be in excess of the amount reflected in the Statement of Assets and Liabilities, if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

AIM V.I. Basic Value Fund

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM based on the annual rate of the Fund's average daily net assets as follows:

AVERAGE NET ASSETS                                             RATE
--------------------------------------------------------------------
First $500 million                                            0.725%
--------------------------------------------------------------------
Next $500 million                                             0.70%
--------------------------------------------------------------------
Next $500 million                                             0.675%
--------------------------------------------------------------------
Over $1.5 billion                                             0.65%
 ___________________________________________________________________
====================================================================


    Effective July 1, 2007, the Trustees approved a reduced contractual advisory fee schedule for the Fund. Prior to July 1, 2007, AIM had contractually waived advisory fees to the same reduced advisory fee schedule. Under the terms of the investment advisory agreement, the Fund will pay an advisory fee to AIM based on the annual rate of the Fund's average daily net assets as follows:

AVERAGE NET ASSETS                                             RATE
--------------------------------------------------------------------
First $250 million                                            0.695%
--------------------------------------------------------------------
Next $250 million                                             0.67%
--------------------------------------------------------------------
Next $500 million                                             0.645%
--------------------------------------------------------------------
Next $1.5 billion                                             0.62%
--------------------------------------------------------------------
Next $2.5 billion                                             0.595%
--------------------------------------------------------------------
Next $2.5 billion                                             0.57%
--------------------------------------------------------------------
Next $2.5 billion                                             0.545%
--------------------------------------------------------------------
Over $10 billion                                              0.52%
 ___________________________________________________________________
====================================================================


    AIM has contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual operating expenses (excluding certain items discussed below) of Series I shares to 1.30% and Series II shares to 1.45% of average daily net assets, through at least April 30, 2009. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the net annual operating expenses to exceed the numbers reflected above: (i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary items; (v) expenses related to a merger or reorganization, as approved by the Fund's Board of Trustees; and (vi) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, in addition to the expense reimbursement arrangement with Invesco Ltd. ("Invesco") described more fully below, the expense offset arrangements from which the Fund may benefit are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. In addition, the Fund may also benefit from a one time credit to be used to offset custodian expenses. These credits are used to pay certain expenses incurred by the Fund. AIM did not waive fees and/or reimburse expenses during the period under this expense limitation.

    Further, effective July 1, 2007, AIM has contractually agreed, through at least April 30, 2009, to waive 100% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds (excluding investments made in affiliated money market funds with cash collateral from securities loaned by the Fund). Prior to July 1, 2007, AIM had voluntarily agreed to waive 25% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds.

    For the year ended December 31, 2007, AIM waived advisory fees of $207,306.

    At the request of the Trustees of the Trust, Invesco agreed to reimburse expenses incurred by the Fund in connection with market timing matters in the AIM Funds, which may include legal, audit, shareholder reporting, communications and trustee expenses. For the year ended December 31, 2007, Invesco did not reimburse any expenses.

    The Trust has entered into a master administrative services agreement with AIM pursuant to which the Fund has agreed to pay AIM a fee for costs incurred in providing accounting services and fund administrative services to the Fund and to reimburse AIM for administrative services fees paid to insurance companies that have agreed to provide services to the participants of separate accounts. These administrative services provided by the insurance companies may include, among other things: the printing of prospectuses, financial reports and proxy statements and the delivery of the same to existing participants; the maintenance of master accounts; the facilitation of purchases and redemptions requested by the participants; and the servicing of participants' accounts. Pursuant to such agreement, for the year ended December 31, 2007, AIM was paid $193,601 for accounting and fund administrative services and reimbursed $1,965,937 for services provided by insurance companies.

    The Trust has entered into a transfer agency and service agreement with AIM Investment Services, Inc. ("AIS") pursuant to which the Fund has agreed to pay AIS a fee for providing transfer agency and shareholder services to the Fund and reimburse AIS for certain expenses incurred by AIS in the course of providing such services. For the year ended December 31, 2007, expenses incurred under the agreement are shown in the Statement of Operations as transfer agent fees.

    The Trust has entered into a master distribution agreement with A I M Distributors, Inc. ("ADI") to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Series II shares (the "Plan"). The Fund, pursuant to the Plan, pays ADI compensation at the annual rate of 0.25% of the Fund's average daily net assets of Series II shares. Of the Plan payments, up to 0.25% of the average

AIM V.I. Basic Value Fund

daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. For the year ended December 31, 2007, expenses incurred under the Plan are detailed in the Statement of Operations as distribution fees.

    Certain officers and trustees of the Trust are officers and directors of AIM, AIS and/or ADI.

NOTE 3--INVESTMENTS IN AFFILIATES

The Fund is permitted, pursuant to procedures approved by the Board of Trustees, to invest daily available cash balances and cash collateral from securities lending transactions in affiliated money market funds. The Fund and the money market funds below have the same investment advisor and therefore, are considered to be affiliated. The tables below show the transactions in and earnings from investments in affiliated money market funds for the year ended December 31, 2007. During the period each investment maintained a $1.00 net asset value, as such there is no realized gain/(loss) and no change in unrealized appreciation/(depreciation).


INVESTMENTS OF DAILY AVAILABLE CASH BALANCES:

                     VALUE          PURCHASES          PROCEEDS            VALUE        DIVIDEND
FUND               12/31/06          AT COST          FROM SALES         12/31/07        INCOME
-------------------------------------------------------------------------------------------------
Liquid Assets
Portfolio-Institutional
  Class           $ 6,586,888      $101,103,984      $(103,744,399)     $3,946,473      $408,341
-------------------------------------------------------------------------------------------------
Premier
Portfolio-Institutional
  Class             6,586,888       101,103,984       (103,744,399)      3,946,473       407,425
=================================================================================================
  Subtotal        $13,173,776      $202,207,968      $(207,488,798)     $7,892,946      $815,766
=================================================================================================


INVESTMENTS OF CASH COLLATERAL FROM SECURITIES LENDING TRANSACTIONS:

                     VALUE          PURCHASES          PROCEEDS            VALUE        DIVIDEND
FUND               12/31/06          AT COST          FROM SALES         12/31/07        INCOME*
-------------------------------------------------------------------------------------------------
Liquid Assets
Portfolio-Institutional
  Class           $        --      $218,491,873      $(214,409,055)     $ 4,082,818     $ 15,654
=================================================================================================
  Total
    Investments
    in
    Affiliates    $13,173,776      $420,699,841      $(421,897,853)     $11,975,764     $831,420
_________________________________________________________________________________________________
=================================================================================================

* Net of compensation to counterparties.

NOTE 4--SECURITY TRANSACTIONS WITH AFFILIATED FUNDS

The Fund is permitted to purchase or sell securities from or to certain other AIM Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment advisor (or affiliated investment advisors), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the year ended December 31, 2007, the Fund engaged in securities sales of $1,893,124, which resulted in net realized gains of $584,727, and securities purchases of $448,548.

NOTE 5--EXPENSE OFFSET ARRANGEMENTS

The expense offset arrangements are comprised of (i) custodian credits which result from periodic overnight cash balances at the custodian and (ii) a one time custodian fee credit used to offset custodian fees. For the year ended December 31, 2007, the Fund received credits from these arrangements, which resulted in the reduction of the Fund's total expenses of $8,771.

NOTE 6--TRUSTEES' AND OFFICER'S FEES AND BENEFITS

"Trustees' and Officer's Fees and Benefits" include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and "Trustees' and Officer's Fees and Benefits" also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. "Trustees' and Officer's Fees and Benefits" include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

    During the year ended December 31, 2007, the Fund paid legal fees of $6,031 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 7--BORROWINGS

Pursuant to an exemptive order from the SEC, the Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. A loan will be secured by

AIM V.I. Basic Value Fund

collateral if the Fund's aggregate borrowings from all sources exceeds 10% of the Fund's total assets. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan.

    The Fund is a party to an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000, or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM, which are parties to the credit facility, can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan.

    During the year ended December 31, 2007, the Fund did not borrow or lend under the interfund lending facility or borrow under the uncommitted unsecured revolving credit facility.

    Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and AIM, not to exceed the contractually agreed upon rate.

NOTE 8--PORTFOLIO SECURITIES LOANED

The Fund may lend portfolio securities having a market value up to one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. The Fund could also experience delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested.

    At December 31, 2007, securities with an aggregate value of $3,878,475 were on loan to brokers. The loans were secured by cash collateral of $4,082,818 received by the Fund and subsequently invested in an affiliated money market fund. For the year ended December 31, 2007, the Fund received dividends on cash collateral investments of $15,654 for securities lending transactions, which are net of compensation to counterparties.

NOTE 9--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS

DISTRIBUTIONS TO SHAREHOLDERS:


The tax character of distributions paid during the years ended December 31, 2007 and 2006 was as follows:

                                                                 2007           2006
----------------------------------------------------------------------------------------
Distributions paid from:
Ordinary income                                               $ 3,968,116    $ 4,476,018
----------------------------------------------------------------------------------------
Long-term capital gain                                         40,660,956     32,755,558
========================================================================================
  Total distributions                                         $44,629,072    $37,231,576
________________________________________________________________________________________
========================================================================================


TAX COMPONENTS OF NET ASSETS:

As of December 31, 2007, the components of net assets on a tax basis were as follows:

                                                                    2007
----------------------------------------------------------------------------
Undistributed ordinary income                                   $ 12,254,747
----------------------------------------------------------------------------
Undistributed long-term gain                                      81,865,935
----------------------------------------------------------------------------
Net unrealized appreciation -- investments                       150,329,786
----------------------------------------------------------------------------
Temporary book/tax differences                                       (71,743)
----------------------------------------------------------------------------
Shares of beneficial interest                                    459,223,489
============================================================================
  Total net assets                                              $703,602,214
____________________________________________________________________________
============================================================================


    The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's net unrealized appreciation difference is attributable primarily to losses on wash sales. The tax-basis net unrealized appreciation on investments amount includes appreciation (depreciation) on foreign currencies of $7.

    The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

    The Fund does not have a capital loss carryforward as of December 31, 2007.

AIM V.I. Basic Value Fund

NOTE 10--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended December 31, 2007 was $193,941,952 and $332,946,557, respectively.

UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENT SECURITIES ON A TAX BASIS
------------------------------------------------------------------------------
Aggregate unrealized appreciation of investment securities       $188,127,843
------------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities      (37,798,050)
==============================================================================
Net unrealized appreciation of investment securities             $150,329,793
______________________________________________________________________________
==============================================================================
Cost of investments for tax purposes is $553,877,199.

NOTE 11--RECLASSIFICATION OF PERMANENT DIFFERENCES

Primarily as a result of differing book/tax treatment of foreign currency transactions, on December 31, 2007, undistributed net investment income was decreased by $10,482 and undistributed net realized gain was increased by $10,482. This reclassification had no effect on the net assets of the Fund.

NOTE 12--SHARE INFORMATION


                                              CHANGES IN SHARES OUTSTANDING
-------------------------------------------------------------------------------------------------------------------------
                                                                                YEAR ENDED DECEMBER 31,

                                                                        2007(a)                          2006
                                                              ---------------------------    ----------------------------
                                                                SHARES         AMOUNT          SHARES          AMOUNT
-------------------------------------------------------------------------------------------------------------------------
Sold:
  Series I                                                     1,186,578    $  16,337,122      1,696,765    $  21,715,334
-------------------------------------------------------------------------------------------------------------------------
  Series II                                                    3,442,657       47,498,968      7,249,058       88,895,732
=========================================================================================================================
Issued as reinvestment of dividends:
  Series I                                                     1,956,442       25,668,509      1,691,639       22,363,469
-------------------------------------------------------------------------------------------------------------------------
  Series II                                                    1,458,505       18,960,563      1,131,836       14,838,368
=========================================================================================================================
Reacquired:
  Series I                                                    (8,375,086)    (114,890,086)    (6,148,598)     (78,975,715)
-------------------------------------------------------------------------------------------------------------------------
  Series II                                                   (6,480,533)     (88,784,175)   (12,371,865)    (154,725,777)
=========================================================================================================================
                                                              (6,811,437)   $ (95,209,099)    (6,751,165)   $ (85,888,589)
_________________________________________________________________________________________________________________________
=========================================================================================================================

(a) There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate they own 64% of the outstanding shares of the Fund. The Fund and the Fund's principal underwriter or advisor, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, AIM and/or AIM affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, AIM and or AIM affiliates including but not limited to services such as, securities brokerage, third party record keeping and account servicing and administrative services. The Trust has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

NOTE 13--SIGNIFICANT EVENT

At a meeting held on December 13, 2007, the Board of Trustees of Trust approved certain proposals to be presented for shareholder approval at a special meeting of the shareholders of the Trust intended to be held on February 29, 2008 (the "Special Meeting"). At the Special Meeting, shareholders of record as of the close of business on November 30, 2007, are entitled to vote their respective shares on several proposals that including, among others the following proposal(s):

    New proposed sub-advisory agreement between A I M Advisors, Inc. ("AIM") and each of AIM Funds Management Inc., Invesco Asset Management Deutschland, GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Global Asset Management (N.A.), Inc., Invesco Hong Kong Limited, Invesco Institutional (N.A.), Inc. and Invesco Senior Secured Management, Inc. (collectively, the "Affiliated Sub-Advisers") (the "New Sub-advisory Arrangements"). This proposal is intended to benefit the Fund and its shareholders by permitting AIM to utilize the additional resources and talent of these affiliated sub-advisers in managing the Fund. Because AIM would pay all of the sub-advisory fees of the sub-advisers, the new sub-advisory arrangements would not affect the fees the Fund pays pursuant to the advisory agreement. If approved by shareholders, the New Sub-advisory Arrangements are expected to become effective on or about May 1, 2008.

AIM V.I. Basic Value Fund


NOTE 14--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                       SERIES I
                                                              -----------------------------------------------------------
                                                                                YEAR ENDED DECEMBER 31,
                                                              -----------------------------------------------------------
                                                                2007           2006        2005        2004        2003
-------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $  13.35       $  12.37    $  11.84    $  10.66    $   7.98
-------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                           0.07(a)        0.07(a)     0.05        0.02        0.00
-------------------------------------------------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)          0.17           1.54        0.63        1.16        2.68
=========================================================================================================================
    Total from investment operations                              0.24           1.61        0.68        1.18        2.68
=========================================================================================================================
Less distributions:
  Dividends from net investment income                           (0.08)         (0.05)      (0.01)         --       (0.00)
-------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                          (0.78)         (0.58)      (0.14)         --          --
=========================================================================================================================
    Total distributions                                          (0.86)         (0.63)      (0.15)         --       (0.00)
=========================================================================================================================
Net asset value, end of period                                $  12.73       $  13.35    $  12.37    $  11.84    $  10.66
_________________________________________________________________________________________________________________________
=========================================================================================================================
Total return(b)                                                   1.62%         13.12%       5.74%      11.07%      33.63%
_________________________________________________________________________________________________________________________
=========================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $399,974       $489,352    $487,332    $496,837    $309,384
_________________________________________________________________________________________________________________________
=========================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                  0.96%(c)       0.97%       0.97%       1.02%       1.04%
-------------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements               0.99%(c)       1.02%       1.02%       1.02%       1.04%
=========================================================================================================================
Ratio of net investment income to average net assets              0.52%(c)       0.54%       0.38%       0.17%       0.01%
_________________________________________________________________________________________________________________________
=========================================================================================================================
Portfolio turnover rate                                             25%            15%         16%         14%         18%
_________________________________________________________________________________________________________________________
=========================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.
(c)  Ratios are based on average daily net assets of $465,413,650.

                                                                                       SERIES II
                                                              -----------------------------------------------------------
                                                                                YEAR ENDED DECEMBER 31,
                                                              -----------------------------------------------------------
                                                                2007           2006        2005        2004        2003
-------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $  13.24       $  12.26    $  11.76    $  10.61    $   7.96
-------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                    0.04(a)        0.04(a)     0.02       (0.01)      (0.02)
-------------------------------------------------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)          0.16           1.54        0.62        1.16        2.67
=========================================================================================================================
    Total from investment operations                              0.20           1.58        0.64        1.15        2.65
=========================================================================================================================
Less distributions:
  Dividends from net investment income                           (0.04)         (0.02)         --          --       (0.00)
-------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                          (0.78)         (0.58)      (0.14)         --          --
=========================================================================================================================
    Total distributions                                          (0.82)         (0.60)      (0.14)         --       (0.00)
=========================================================================================================================
Net asset value, end of period                                $  12.62       $  13.24    $  12.26    $  11.76    $  10.61
_________________________________________________________________________________________________________________________
=========================================================================================================================
Total return(b)                                                   1.36%         12.94%       5.43%      10.84%      33.29%
_________________________________________________________________________________________________________________________
=========================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $303,628       $339,457    $363,393    $353,605    $253,877
_________________________________________________________________________________________________________________________
=========================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                  1.21%(c)       1.22%       1.22%       1.27%       1.29%
-------------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements               1.24%(c)       1.27%       1.27%       1.27%       1.29%
=========================================================================================================================
Ratio of net investment income (loss) to average net assets       0.27%(c)       0.29%       0.13%      (0.08)%     (0.24)%
_________________________________________________________________________________________________________________________
=========================================================================================================================
Portfolio turnover rate                                             25%            15%         16%         14%         18%
_________________________________________________________________________________________________________________________
=========================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.
(c)  Ratios are based on average daily net assets of $332,852,037.

AIM V.I. Basic Value Fund


NOTE 15--LEGAL PROCEEDINGS

Terms used in the Legal Proceedings Note are defined terms solely for the purpose of this note.


PENDING LITIGATION AND REGULATORY INQUIRIES


    On August 30, 2005, the West Virginia Office of the State
Auditor -- Securities Commission ("WVASC") issued a Summary Order to Cease and Desist and Notice of Right to Hearing to A I M Advisors, Inc. ("AIM") and A I M Distributors, Inc. ("ADI") (Order No. 05-1318). The WVASC makes findings of fact that AIM and ADI entered into certain arrangements permitting market timing of the AIM Funds and failed to disclose these arrangements in the prospectuses for such Funds, and conclusions of law to the effect that AIM and ADI violated the West Virginia securities laws. The WVASC orders AIM and ADI to cease any further violations and seeks to impose monetary sanctions, including restitution to affected investors, disgorgement of fees, reimbursement of investigatory, administrative and legal costs and an "administrative assessment," to be determined by the Commissioner. Initial research indicates that these damages could be limited or capped by statute. By agreement with the Commissioner of Securities, AIM's time to respond to that Order has been indefinitely suspended.

    Civil lawsuits, including purported class action and shareholder derivative suits, have been filed against certain of the AIM Funds, INVESCO Funds Group, Inc. ("IFG") (the former investment advisor to certain AIM Funds), AIM, ADI and/or related entities and individuals, depending on the lawsuit, alleging:

    - that the defendants permitted improper market timing and related activity in the AIM Funds; and

    - that certain AIM Funds inadequately employed fair value pricing.

    These lawsuits allege as theories of recovery, depending on the lawsuit, violations of various provisions of the Federal and state securities laws and ERISA, negligence, breach of fiduciary duty and/or breach of contract. These lawsuits seek remedies that include, depending on the lawsuit, damages, restitution, injunctive relief, imposition of a constructive trust, removal of certain directors and/or employees, various corrective measures under ERISA, rescission of certain AIM Funds' advisory agreements and/or distribution plans and recovery of all fees paid.

    All lawsuits based on allegations of market timing, late trading and related issues have been transferred to the United States District Court for the District of Maryland (the "MDL Court"). Pursuant to an Order of the MDL Court, plaintiffs in these lawsuits consolidated their claims for pre-trial purposes into three amended complaints against various AIM- and IFG-related parties: (i) a Consolidated Amended Class Action Complaint purportedly brought on behalf of shareholders of the AIM Funds; (ii) a Consolidated Amended Fund Derivative Complaint purportedly brought on behalf of the AIM Funds and fund registrants; and (iii) an Amended Class Action Complaint for Violations of the Employee Retirement Income Securities Act ("ERISA") purportedly brought on behalf of participants in Invesco Ltd. ("Invesco") 401(k) plan. Based on orders issued by the MDL Court, all claims asserted against the AIM Funds that have been transferred to the MDL Court have been dismissed, although certain Funds remain nominal defendants in the Consolidated Amended Fund Derivative Complaint. On September 15, 2006, the MDL Court granted the Invesco defendants' motion to dismiss the Amended Class Action Complaint for Violations of ERISA and dismissed such Complaint. The plaintiff has commenced an appeal from that decision.

    IFG, AIM, ADI and/or related entities and individuals have received inquiries from numerous regulators in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, among others, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to
Section 529 college savings plans and procedures for locating lost security holders. IFG, AIM and ADI have advised the Fund that they are providing full cooperation with respect to these inquiries. Regulatory actions and/or additional civil lawsuits related to these or other issues may be filed against the AIM Funds, IFG, AIM and/or related entities and individuals in the future.

    At the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the outcome of the Pending Litigation and Regulatory Inquiries described above may have on AIM, ADI or the Fund.

AIM V.I. Basic Value Fund

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of AIM Variable Insurance Funds and Shareholders of AIM V.I. Basic Value Fund:



In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of AIM V.I. Basic Value Fund, (one of the funds constituting AIM Variable Insurance Funds, hereafter referred to as the "Fund") at December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights for each of the periods ended on or before December 31, 2004 were audited by another independent registered public accounting firm whose report dated February 4, 2005 expressed an unqualified opinion on those statements.

PRICEWATERHOUSECOOPERS LLP

February 12, 2008
Houston, Texas

AIM V.I. Basic Value Fund

CALCULATING YOUR ONGOING FUND EXPENSES

EXAMPLE

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service fees (12b-1); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2007, through December 31, 2007.

    The actual and hypothetical expenses in the examples below do not represent the effect of any fees or other expenses assessed in connection with a variable product; if they did, the expenses shown would be higher while the ending account values shown would be lower.

ACTUAL EXPENSES

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return.

  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

    Please note that the expenses shown in the table are meant to highlight your ongoing costs. Therefore, the hypothetical information is useful in comparing ongoing costs, and will not help you determine the relative total costs of owning different funds.

                                                                                           HYPOTHETICAL
                                                                                     (5% ANNUAL RETURN BEFORE
                                                          ACTUAL                            EXPENSES)
                             BEGINNING           ENDING           EXPENSES           ENDING           EXPENSES        ANNUALIZED
                           ACCOUNT VALUE      ACCOUNT VALUE      PAID DURING      ACCOUNT VALUE      PAID DURING       EXPENSE
        CLASS               (07/01/07)        (12/31/07)(1)       PERIOD(2)        (12/31/07)         PERIOD(2)         RATIO
      Series I               $1,000.00           $942.80            $4.70           $1,020.37           $4.89            0.96%
      Series II               1,000.00            942.50             5.92            1,019.11            6.16            1.21

(1) The actual ending account value is based on the actual total return of the Fund for the period July 1, 2007, through December 31, 2007, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund's expense ratio and a hypothetical annual return of 5% before expenses.
(2) Expenses are equal to the Fund's annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

AIM V.I. Basic Value Fund

TAX INFORMATION

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

    The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state's requirement.

    The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended December 31, 2007:

          FEDERAL AND STATE INCOME TAX

          Long-Term Capital Gain Dividends         $40,660,956
          Corporate Dividends Received
            Deduction*                                   99.95%

* The above percentage is based on ordinary income dividends paid to shareholders during the Fund's fiscal year.

AIM V.I. Basic Value Fund

TRUSTEES AND OFFICERS

The address of each trustee and officer of AIM Variable Insurance Funds (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. Each trustee oversees 104 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

                                                                                       OTHER
                                  TRUSTEE                                              TRUSTEESHIP(S)/
NAME, YEAR OF BIRTH AND           AND/OR                                               DIRECTORSHIP(S)
POSITION(S) HELD WITH THE         OFFICER    PRINCIPAL OCCUPATION(S)                   HELD BY
TRUST                             SINCE      DURING PAST 5 YEARS                       TRUSTEE/ DIRECTOR
-------------------------------------------------------------------------------------------------------------------------
 Interested Persons
-------------------------------------------------------------------------------------------------------------------------

   Martin L. Flanagan(1) -- 1960  2007       Director, Chief Executive Officer and     None
   Trustee                                   President, Invesco Ltd. (ultimate parent
                                             of AIM and a global investment
                                             management firm) and, Invesco Holding
                                             Company (parent of AIM and a global
                                             investment management firm); Chairman,
                                             A I M Advisors, Inc. (registered
                                             investment advisor); Director, Chairman,
                                             Chief Executive Officer and President,
                                             IVZ Inc. (holding company); and INVESCO
                                             North American Holdings, Inc. (holding
                                             company); Chairman and President,
                                             INVESCO Group Services, Inc. (service
                                             provider); Trustee, The AIM Family of
                                             Funds(R); Vice Chairman, Investment
                                             Company Institute; and Member of
                                             Executive Board, SMU Cox School of
                                             Business

                                             Formerly: Chairman, Investment Company
                                             Institute; President, Co-Chief Executive
                                             Officer, Co-President, Chief Operating
                                             Officer and Chief Financial Officer,
                                             Franklin Resources, Inc. (global
                                             investment management organization)
-------------------------------------------------------------------------------------------------------------------------

   Philip A. Taylor(2) -- 1954    2006       Director, Chief Executive Officer and     None
   Trustee, President and                    President, AIM Mutual Fund Dealer Inc.
   Principal                                 (registered broker dealer), A I M
   Executive Officer                         Advisors, Inc., AIM Funds Management
                                             Inc. d/b/a INVESCO Enterprise Services
                                             (registered investment advisor and
                                             registered transfer agent), AIM Trimark
                                             Corporate Class Inc. (formerly AIM
                                             Trimark Global Fund Inc.) (corporate
                                             mutual fund company) and AIM Trimark
                                             Canada Fund Inc. (corporate mutual fund
                                             company), and 1371 Preferred Inc.
                                             (holding company); Director, Chairman,
                                             Chief Executive Officer and President,
                                             A I M Management Group Inc. (financial
                                             services holding company) and A I M
                                             Capital Management, Inc. (registered
                                             investment advisor); Director and
                                             President, INVESCO Funds Group, Inc.
                                             (registered investment advisor and
                                             register transfer agent) and AIM GP
                                             Canada Inc. (general partner for a
                                             limited partnership); Director, A I M
                                             Distributors, Inc. (registered broker
                                             dealer); Director and Chairman, AIM
                                             Investment Services, Inc. (registered
                                             transfer agent) and INVESCO
                                             Distributors, Inc. (registered broker
                                             dealer); Director, President and
                                             Chairman, IVZ Callco Inc. (holding
                                             company), INVESCO Inc. (holding company)
                                             and AIM Canada Holdings Inc. (holding
                                             company); Trustee, President and
                                             Principal Executive Officer of The AIM
                                             Family of Funds--Registered Trademark--
                                             (other than AIM Treasurer's Series
                                             Trust, Short-Term Investments Trust and
                                             Tax-Free Investments Trust); Trustee and
                                             Executive Vice President, The AIM Family
                                             of Funds--Registered Trademark-- (AIM
                                             Treasurer's Series Trust, Short-Term
                                             Investments Trust and Tax-Free
                                             Investments Trust only); and Manager,
                                             PowerShares Capital Management LLC

                                             Formerly: Director and Chairman, Fund
                                             Management Company (registered broker
                                             dealer); President and Principal
                                             Executive Officer, The AIM Family of
                                             Funds--Registered Trademark-- (AIM
                                             Treasurer's Series Trust, Short-Term
                                             Investments Trust and Tax-Free
                                             Investments Trust only); Chairman, AIM
                                             Canada Holdings, Inc.; President, AIM
                                             Trimark Global Fund Inc. and AIM Trimark
                                             Canada Fund Inc.; and Director, Trimark
                                             Trust (federally regulated Canadian
                                             Trust Company)
-------------------------------------------------------------------------------------------------------------------------
 Independent Trustees
-------------------------------------------------------------------------------------------------------------------------

   Bruce L. Crockett -- 1944      1993       Chairman, Crockett Technology Associates  ACE Limited (insurance company);
   Trustee and Chair                         (technology consulting company)           and Captaris, Inc. (unified
                                                                                       messaging provider)
-------------------------------------------------------------------------------------------------------------------------

   Bob R. Baker -- 1936           2004       Retired                                   None
   Trustee
-------------------------------------------------------------------------------------------------------------------------

   Frank S. Bayley -- 1939        2001       Retired                                   None
   Trustee
                                             Formerly: Partner, law firm of Baker &
                                             McKenzie and Director, Badgley Funds,
                                             Inc. (registered investment company) (2
                                             portfolios)
-------------------------------------------------------------------------------------------------------------------------

   James T. Bunch -- 1942         2004       Founder, Green, Manning & Bunch Ltd.,     None
   Trustee                                   (investment banking firm)
                                             Formerly: Director, Policy Studies, Inc.
                                             and Van Gilder Insurance Corporation
-------------------------------------------------------------------------------------------------------------------------

   Albert R. Dowden -- 1941       2000       Director of a number of public and        None
   Trustee                                   private business corporations, including
                                             the Boss Group Ltd. (private investment
                                             and management); Reich & Tang Funds
                                             (Chairman) (registered investment
                                             company) (7 portfolios), Daily Income
                                             Fund (4 portfolios), California Daily
                                             Tax Free Income Fund, Inc., Connecticut
                                             Daily Tax Free Income Fund, Inc. and New
                                             Jersey Daily Municipal Fund, Inc.,
                                             Annuity and Life Re (Holdings), Ltd.
                                             (insurance company), and Homeowners of
                                             America Holding Corporation (property
                                             casualty company)

                                             Formerly: Director, CompuDyne
                                             Corporation (provider of product and
                                             services to the public security market);
                                             Director, President and Chief Executive
                                             Officer, Volvo Group North America,
                                             Inc.; Senior Vice President, AB Volvo;
                                             Director of various affiliated Volvo
                                             companies; and Director, Magellan
                                             Insurance Company
-------------------------------------------------------------------------------------------------------------------------

   Jack M. Fields -- 1952         1997       Chief Executive Officer, Twenty First     Administaff
   Trustee                                   Century Group, Inc. (government affairs
                                             company); and Owner and Chief Executive
                                             Officer, Dos Angelos Ranch, L.P.
                                             (cattle, hunting, corporate
                                             entertainment)
                                             Formerly: Chief Executive Officer,
                                             Texana Timber LP (sustainable forestry
                                             company), and Discovery Global Education
                                             Fund (non-profit)

-------------------------------------------------------------------------------------------------------------------------

   Carl Frischling -- 1937        1993       Partner, law firm of Kramer Levin         Director, Reich & Tang Funds) (15
   Trustee                                   Naftalis and Frankel LLP                  portfolios)
-------------------------------------------------------------------------------------------------------------------------

   Prema Mathai-Davis -- 1950     1998       Formerly: Chief Executive Officer, YWCA   None
   Trustee                                   of the USA
-------------------------------------------------------------------------------------------------------------------------

   Lewis F. Pennock -- 1942       1993       Partner, law firm of Pennock & Cooper     None
   Trustee
-------------------------------------------------------------------------------------------------------------------------

   Larry Soll -- 1942             2004       Retired                                   None
   Trustee
-------------------------------------------------------------------------------------------------------------------------

   Raymond Stickel, Jr. -- 1944   2005       Retired                                   None
   Trustee                                   Formerly: Partner, Deloitte & Touche;
                                             and Director, Mainstay VP Series Funds,
                                             Inc. (25 portfolios)
-------------------------------------------------------------------------------------------------------------------------

(1) Mr. Flanagan was appointed as Trustee of the Trust on February 24, 2007. Mr. Flanagan is considered an interested person of the Trust because he is an officer of the advisor to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the advisor to the Trust.
(2) Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.

AIM V.I. Basic Value Fund

                                                                                       OTHER
                                  TRUSTEE                                              TRUSTEESHIP(S)/
NAME, YEAR OF BIRTH AND           AND/OR                                               DIRECTORSHIP(S)
POSITION(S) HELD WITH THE         OFFICER    PRINCIPAL OCCUPATION(S)                   HELD BY TRUSTEE/
TRUST                             SINCE      DURING PAST 5 YEARS                       DIRECTOR
-------------------------------------------------------------------------------------------------------------------------
 Other Officers
-------------------------------------------------------------------------------------------------------------------------

   Russell C. Burk -- 1958        2005       Senior Vice President and Senior Officer  N/A
   Senior Vice President and                 of The AIM Family of Funds--Registered
   Senior Officer                            Trademark--
                                             Formerly: Director of Compliance and
                                             Assistant General Counsel, ICON
                                             Advisers, Inc.; Financial Consultant,
                                             Merrill Lynch; General Counsel and
                                             Director of Compliance, ALPS Mutual
                                             Funds, Inc.
-------------------------------------------------------------------------------------------------------------------------

   John M. Zerr -- 1962           2006       Director, Senior Vice President,          N/A
   Senior Vice President, Chief              Secretary and General Counsel, A I M
   Legal Officer and Secretary               Management Group Inc., A I M Advisors,
                                             Inc. and A I M Capital Management, Inc.;
                                             Director, Vice President and Secretary,
                                             AIM Investment Services, Inc. and
                                             INVESCO Distributors, Inc.; Director,
                                             Senior Vice President and Secretary,
                                             A I M Distributors, Inc.; Director and
                                             Vice President, INVESCO Funds Group
                                             Inc.; Senior Vice President, Chief Legal
                                             Officer and Secretary of The AIM Family
                                             of Funds--Registered Trademark--; and
                                             Manager, PowerShares Capital Management
                                             LLC

                                             Formerly: Director, Vice President and
                                             Secretary, Fund Management Company; Vice
                                             President, A I M Capital Management,
                                             Inc.; Chief Operating Officer, Senior
                                             Vice President, General Counsel and
                                             Secretary, Liberty Ridge Capital, Inc.
                                             (an investment adviser); Vice President
                                             and Secretary, PBHG Funds (an investment
                                             company); Vice President and Secretary,
                                             PBHG Insurance Series Fund (an
                                             investment company); General Counsel and
                                             Secretary, Pilgrim Baxter Value
                                             Investors (an investment adviser); Chief
                                             Operating Officer, General Counsel and
                                             Secretary, Old Mutual Investment
                                             Partners (a broker-dealer); General
                                             Counsel and Secretary, Old Mutual Fund
                                             Services (an administrator); General
                                             Counsel and Secretary, Old Mutual
                                             Shareholder Services (a shareholder
                                             servicing center); Executive Vice
                                             President, General Counsel and
                                             Secretary, Old Mutual Capital, Inc. (an
                                             investment adviser); and Vice President
                                             and Secretary, Old Mutual Advisors Funds
                                             (an investment company)
-------------------------------------------------------------------------------------------------------------------------

   Lisa O. Brinkley -- 1959       2004       Global Compliance Director, Invesco       N/A
   Vice President                            Ltd.; and Vice President of The AIM
                                             Family of Funds--Registered Trademark--

                                             Formerly: Senior Vice President, A I M
                                             Management Group Inc. (financial
                                             services holding company); Senior Vice
                                             President and Chief Compliance Officer,
                                             A I M Advisors, Inc. and The AIM Family
                                             of Funds--Registered Trademark--; Vice
                                             President and Chief Compliance Officer,
                                             A I M Capital Management, Inc. and A I M
                                             Distributors, Inc.; Vice President, AIM
                                             Investment Services, Inc. and Fund
                                             Management Company; Senior Vice
                                             President and Chief Compliance Officer
                                             of The AIM Family of Funds--Registered
                                             Trademark--; and Senior Vice President
                                             and Compliance Director, Delaware
                                             Investments Family of Funds
-------------------------------------------------------------------------------------------------------------------------

   Kevin M. Carome -- 1956        2003       General Counsel, Secretary and Senior
   Vice President                            Managing Director, Invesco Ltd.;
                                             Director and Secretary, Invesco Holding
                                             Company Limited, IVZ, Inc. and INVESCO
                                             Group Services, Inc.; Director, INVESCO
                                             Funds Group, Inc.; Secretary, INVESCO
                                             North American Holdings, Inc.; and Vice
                                             President of The AIM Family of
                                             Funds--Registered Trademark--

                                             Formerly: Senior Managing Director,       N/A
                                             Invesco Holding Company Limited;
                                             Director, Senior Vice President,
                                             Secretary and General Counsel, A I M
                                             Management Group Inc. and A I M
                                             Advisors, Inc.; Senior Vice President,
                                             A I M Distributors, Inc.; Director,
                                             General Counsel and Vice President, Fund
                                             Management Company; Vice President,
                                             A I M Capital Management, Inc. and AIM
                                             Investment Services, Inc.; Senior Vice
                                             President, Chief Legal Officer and
                                             Secretary of The AIM Family of
                                             Funds--Registered Trademark--; Director
                                             and Vice President, INVESCO
                                             Distributors, Inc.; Chief Executive
                                             Officer and President, INVESCO Funds
                                             Group, Inc.; and Senior Vice President
                                             and General Counsel, Liberty Financial
                                             Companies, Inc.
-------------------------------------------------------------------------------------------------------------------------

   Sidney M. Dilgren -- 1961      2004       Vice President, A I M Advisors, Inc. and  N/A
   Vice President, Principal                 A I M Capital Management, Inc.; and Vice
   Financial Officer and                     President, Treasurer and Principal
   Treasurer                                 Financial Officer of The AIM Family of
                                             Funds--Registered Trademark--

                                             Formerly: Fund Treasurer, A I M
                                             Advisors, Inc.; Senior Vice President,
                                             AIM Investment Services, Inc.; and Vice
                                             President, A I M Distributors, Inc.
-------------------------------------------------------------------------------------------------------------------------

   Karen Dunn Kelley -- 1960      2004       Head of Invesco's World Wide Fixed        N/A
   Vice President                            Income and Cash Management Group;
                                             Director of Cash Management and Senior
                                             Vice President, A I M Advisors, Inc. and
                                             A I M Capital Management, Inc; Executive
                                             Vice President, A I M Distributors,
                                             Inc.; Senior Vice President, A I M
                                             Management Group Inc.; Vice President,
                                             The AIM Family of Funds--Registered
                                             Trademark-- (other than AIM Treasurer's
                                             Series Trust, Short-Term Investments
                                             Trust and Tax-Free Investments Trust);
                                             and President and Principal Executive
                                             Officer, The AIM Family of
                                             Funds--Registered Trademark-- (AIM
                                             Treasurer's Series Trust, Short-Term
                                             Investments Trust and Tax-Free
                                             Investments Trust only)
                                             Formerly: Director and President, Fund
                                             Management Company; Chief Cash
                                             Management Officer and Managing
                                             Director, A I M Capital Management,
                                             Inc.; Vice President, A I M Advisors,
                                             Inc. and The AIM Family of
                                             Funds--Registered Trademark-- (AIM
                                             Treasurer's Series Trust, Short-Term
                                             Investments Trust and Tax-Free
                                             Investments Trust only)
-------------------------------------------------------------------------------------------------------------------------

   Lance A. Rejsek -- 1967        2005       Anti-Money Laundering Compliance          N/A
   Anti-Money Laundering                     Officer, A I M Advisors, Inc., A I M
   Compliance Officer                        Capital Management, Inc., A I M
                                             Distributors, Inc., AIM Investment
                                             Services, Inc., AIM Private Asset
                                             Management, Inc. and The AIM Family of
                                             Funds--Registered Trademark--
                                             Formerly: Anti-Money Laundering
                                             Compliance Officer, Fund Management
                                             Company; and Manager of the Fraud
                                             Prevention Department, AIM Investment
                                             Services, Inc.
-------------------------------------------------------------------------------------------------------------------------

   Todd L. Spillane -- 1958       2006       Senior Vice President, A I M Management   N/A
   Chief Compliance Officer                  Group Inc.; Senior Vice President and
                                             Chief Compliance Officer, A I M
                                             Advisors, Inc. and A I M Capital
                                             Management, Inc.; Chief Compliance
                                             Officer of The AIM Family of
                                             Funds--Registered Trademark--, Invesco
                                             Global Asset Management (N.A.), Inc.,
                                             (registered investment advisor), Invesco
                                             Institutional (N.A.), Inc., (registered
                                             investment advisor), INVESCO Private
                                             Capital Investments, Inc. (holding
                                             company), Invesco Private Capital, Inc.
                                             (registered investment advisor) and
                                             Invesco Senior Secured Management, Inc.
                                             (registered investment advisor); and
                                             Vice President, A I M Distributors, Inc.
                                             and AIM Investment Services, Inc.

                                             Formerly: Vice President, A I M Capital
                                             Management, Inc. and Fund Management
                                             Company; Global Head of Product
                                             Development, AIG-Global Investment
                                             Group, Inc.; and Chief Compliance
                                             Officer and Deputy General Counsel,
                                             AIG-SunAmerica Asset Management
-------------------------------------------------------------------------------------------------------------------------

The Statement of Additional Information of the Trust includes additional information about the Fund's Trustees and is available upon request, without charge, by calling 1.800.410.4246.

OFFICE OF THE FUND            INVESTMENT ADVISOR       DISTRIBUTOR              AUDITORS
11 Greenway Plaza             A I M Advisors, Inc.     A I M Distributors,      PricewaterhouseCoopers
Suite 100                     11 Greenway Plaza        Inc.                     LLP
Houston, TX 77046-1173        Suite 100                11 Greenway Plaza        1201 Louisiana Street
                              Houston, TX 77046-1173   Suite 100                Suite 2900
                                                       Houston, TX 77046-1173   Houston, TX 77002-5678

COUNSEL TO THE FUND           COUNSEL TO THE           TRANSFER AGENT           CUSTODIAN
Ballard Spahr                 INDEPENDENT TRUSTEES     AIM Investment           State Street Bank and
Andrews & Ingersoll, LLP      Kramer, Levin, Naftalis  Services, Inc.           Trust
1735 Market Street, 51st      & Frankel LLP            P.O. Box 4739            Company
Floor                         1177 Avenue of the       Houston, TX 77210-4739   225 Franklin Street
Philadelphia, PA 19103-7599   Americas                                          Boston, MA 02110-2801
                              New York, NY 10036-2714

DOMESTIC EQUITY

Large-Cap Growth

                                              AIM V.I. Capital Appreciation Fund
                               Annual Report to Shareholders - December 31, 2007

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund's semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission
(SEC) on Form N-Q.

The Fund's Form N-Q filings are available
on the SEC Web site, sec.gov. Copies of                      [COVER GLOBE IMAGE]
the Fund's Forms N-Q may be reviewed and
copied at the SEC Public Reference Room in
Washington, D.C.You can obtain information
on the operation of the Public Reference
Room, including information about
duplicating fee charges, by calling
202-942-8090 or 800-732-0330, or by
electronic request at the following E-mail
address: publicinfo@sec.gov. The SEC file
numbers for the Fund are 811-07452 and
033-57340. The Fund's most recent
portfolio holdings, as filed on Form N-Q,
have also been made available to insurance
companies issuing variable annuity
contracts and variable life insurance
policies ("variable products") that invest
in the Fund.

A description of the policies and
procedures that the Fund uses to
determine how to vote proxies relating to
portfolio securities is available without
charge, upon request, from our Client
Services department at 800-410-4246 or on                  AIM V.I. CAPITAL APPRECIATION FUND's investment
the AIM Web site, AIMinvestments.com. On                                   objective is growth of capital.
the home page, scroll down and click on
Proxy Policy. The information is also
available on the SEC Web site, sec.gov.

Information regarding how the Fund voted
proxies related to its portfolio
securities during the 12 months ended June
30, 2007, is available at our Web site. Go   UNLESS OTHERWISE STATED, INFORMATION PRESENTED IN THIS REPORT
to AIMinvestments.com, access the About Us   IS AS OF DECEMBER 31, 2007, AND IS BASED ON TOTAL NET ASSETS.
tab, click on Required Notices and then
click on Proxy Voting Activity. Next,
select the Fund from the drop-down menu.               UNLESS OTHERWISE NOTED, ALL DATA IN THIS REPORT ARE
The information is also available on the                                  FROM A I M MANAGEMENT GROUP INC.
SEC Web site, sec.gov.



                                             =============================================================
                                             THIS REPORT MUST BE ACCOMPANIED OR PRECEDED BY A CURRENTLY
                                             EFFECTIVE FUND PROSPECTUS AND VARIABLE PRODUCT PROSPECTUS,
                                             WHICH CONTAIN MORE COMPLETE INFORMATION, INCLUDING SALES
                                             CHARGES AND EXPENSES. INVESTORS SHOULD READ EACH CAREFULLY
 [AIM INVESTMENTS LOGO]                      BEFORE INVESTING.
--REGISTERED TRADEMARK--                     =============================================================

                                                     NOT FDIC INSURED   MAY LOSE VALUE   NO BANK GUARANTEE

                                                                                  A I M DISTRIBUTORS, INC.

AIM V.I. Capital Appreciation Fund

Management's discussion of Fund performance                                               seeks to develop a comprehensive
=======================================================================================   understanding of the specific growth
PERFORMANCE SUMMARY                                                                       drivers, as well as the sustainability of
                                                                                          that growth and the valuation reflected in
For the year ended December 31, 2007, and excluding variable product issuer charges,      the current share price. To determine the
AIM V.I. Capital Appreciation Fund produced double-digit returns, outperforming the       presence of these strong fundamentals, we
broad market as represented by the S&P 500 Index and performing in line with its          analyze factors including consensus
style-specific index, the Russell 1000 Growth Index.                                      earnings estimates, the competitive
                                                                                          landscape, industry themes and valuation
   The Fund outperformed the S&P 500 Index largely due to strong stock selection across   metrics. We believe stocks that make it
several sectors. The Fund performed in line with the Russell 1000 Growth Index, with      through our extensive analysis have the
outperformance in several sectors offset by underperformance in other sectors.            greatest probability of capital
                                                                                          appreciation.
   Your Fund's long-term performance appears later in this report.
                                                                                             We construct the portfolio using a
FUND VS. INDEXES                                                                          bottom-up strategy, focusing on stocks
                                                                                          rather than industries or sectors. While
Total returns, 12/31/06-12/31/07, excluding variable product issuer charges. If           there are no formal sector guidelines or
variable product issuer charges were included, returns would be lower.                    constraints, internal controls and
                                                                                          proprietary software help us monitor risk
Series I Shares                                                                   12.01%  levels and sector concentration.
Series II Shares                                                                  11.73
S&P 500 Index(triangle) (Broad Market Index)                                       5.49   We believe disciplined sell decisions are
Russell 1000 Growth Index(triangle) (Style-Specific Index)                        11.81   integral to successful investing, so we
Lipper VUF Multi-Cap Growth Funds Category Average(triangle) (Peer Group)         12.67   consider selling stocks based on:
Lipper Multi-Cap Growth Funds Index(triangle) (Former Peer Group Index)           12.79
                                                                                          o Deteriorating business fundamentals.
SOURCE: (triangle)LIPPER INC.
=======================================================================================   o Disappointing earnings.

How we invest                                o Earnings--focus on companies               o Excessive valuations.
                                             exhibiting strong growth in earnings,
We believe a growth investment strategy is   revenue and cash flows                       o A more attractive opportunity in another
an essential component of a diversified                                                   security.
portfolio. Our investment process combines   o Quality--focus on companies with
quantitative and fundamental analysis to     sustainable earnings growth; focus on        Market conditions and your Fund
uncover companies exhibiting long-term,      companies with management teams that
sustainable earnings and cash flow growth    profitably reinvest shareholder cash flow    Despite high market volatility late in the
that is not yet reflected in investor                                                     year, major U.S. equity market indexes
expectations or equity valuations.           o Valuation--focus on highly profitable      finished the year in positive territory.
                                             companies that are attractively valued       (1) In the first part of the year, strong
   Our quantitative model ranks companies    given their growth potential over our time   economic growth, favorable corporate
based on factors we have found to be         horizon                                      earnings and increased merger and
highly correlated with outperformance in                                                  acquisition activity drove equity markets
the growth universe, including:                 Stocks that are ranked highest by our     higher. However, concerns about the credit
                                             quantitative model are the focus of our      markets, continued weakness in housing and
                                             fundamental research. Our fundamental        rising oil prices weighed heavily on
                                             analysis                                     investor sentiment during much of the
                                                                                          second half of the year.

                                                                                             In this environment, large-and mid-cap
                                                                                          stocks(1) generally outperformed small-cap

==========================================   ==========================================   ==========================================

PORTFOLIO COMPOSITION                        TOP FIVE INDUSTRIES*                         TOP 10 EQUITY HOLDINGS*

By sector                                    1. Aerospace & Defense                 9.7%   1. Apple Inc.                        3.6%
                                             2. Computer Hardware                   6.9    2. Google Inc.-Class A               3.3
Information Technology                29.2%  3. Pharmaceuticals                     5.5    3. Merck & Co. Inc.                  2.6
Industrials                           19.4   4. Internet Software & Services        5.2    4. Dell Inc.                         2.5
Health Care                           18.4   5. Biotechnology                       4.2    5. Amazon.com, Inc.                  2.5
Consumer Discretionary                10.1                                                 6. Cisco Systems, Inc.               2.5
Energy                                 7.2   Total Net Assets             $1.44 billion    7. McDermott International, Inc.     2.4
Financials                             6.1                                                 8. Precision Castparts Corp.         2.4
Materials                              4.0   Total Number of Holdings*               78    9. Sprint AeroSystems Holdings Inc.-
Consumer Staples                       2.3                                                    Class A                           2.1
Telecommunication Services             1.5                                                10. Grant Prideco, Inc.               2.1
Money Market Funds Plus
Other Assets Less Liabilities          1.8

The Fund's holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

* Excluding money market fund holdings.
==========================================   ==========================================   ==========================================

AIM V.I. Capital Appreciation Fund

stocks. Additionally, growth stocks          sales of personal computers. Apple           fact are from sources considered reliable,
generally outperformed value stocks.(1)      remained a large Fund holding.               but A I M Advisors, Inc. makes no
With the exception of the financials,                                                     representation or warranty as to their
consumer discretionary and                      Underperformance versus the Russell       completeness or accuracy. Although
telecommunication services sectors,          1000 Growth Index was concentrated in the    historical performance is no guarantee of
positive performance was broad among         financials and consumer discretionary        future results, these insights may help
Russell 1000 Growth Index sectors with the   sectors. Many financials stocks faced        you understand our investment management
best returns found in the materials,         selling pressure late in the year due to     philosophy.
energy and utilities sectors.(1)             concerns about the extent of potential
                                             subprime loan defaults and the related                      Lanny H. Sachnowitz
   The Fund benefited from positive          credit crisis. Underperformance in this         [SACHNOWITZ Senior portfolio manager,
absolute performance in seven of 10 market   sector was driven by both stock selection          PHOTO]   is lead manager of AIM V.I.
sectors, with the highest positive impact    and an overweight position. Key detractors                  Capital Appreciation Fund.
on performance coming from holdings in the   included The BLACKSTONE GROUP, MERRILL       He joined AIM in 1987. Mr. Sachnowitz
industrials, information technology (IT)     LYNCH and CB RICHARD ELLIS. We sold our      earned a B.S. in finance from the
and energy sectors. The Fund outperformed    position in all three stocks due to          University of Southern California and an
the Russell 1000 Growth Index in three       deteriorating fundamentals.                  M.B.A. from the University of Houston.
sectors: industrials, telecommunication
services and energy. The industrials            Underperformance in the consumer                         Kirk L. Anderson
sector benefited from a broad-based rally    discretionary sector was driven by both         [ANDERSON   Portfolio manager, is
during much of the year. The Fund            stock selection and an overweight                 PHOTO]    manager of AIM V.I. Capital
outperformed the Russell 1000 Growth Index   position, as many consumer-related stocks                   Appreciation Fund. He
in this sector primarily due to strong       struggled in the second half of the year.    joined AIM in 1994. Mr. Anderson earned a
stock selection. Two of the Fund's top       Within this sector, one of the leading       B.A. in political science from Texas A&M
five contributors to performance during      detractors from Fund performance was J.C.    University and an M.S. in finance from the
the year came from the industrials sector:   PENNEY. After posting strong performance     University of Houston.
engineering and construction firm            during much of the year, this department
MCDERMOTT INTERNATIONAL and aerospace and    store operator lowered its earnings                         James G. Birdsall
defense holding PRECISION CASTPARTS. Both    guidance in early October, citing               [BIRDSALL   Portfolio manager, is
holdings were up over 100% during the year   disappointing sales during the month of           PHOTO]    manager of AIM V.I.
due to strong global demand for their        September. Luxury goods maker Coach and                     Capital Appreciation Fund.
products and services.                       discount store operator Family Dollar        He has been associated with AIM since
                                             Stores were also key detractors from         1995. Mr. Birdsall earned his B.B.A. with
   Outperformance in the telecommunication   performance. While we sold J.C. Penney and   a concentration in finance from Stephen F.
services sector was also driven by stock     Family Dollar Stores, we continued to own    Austin State University before earning his
selection. In this sector, two of the        Coach.                                       M.B.A. with a concentration in finance and
Fund's foreign wireless holdings made key                                                 international business from the University
contributions to performance: CHINA MOBILE      Our investment process led us to reduce   of St. Thomas.
and AMERICA MOVIL. These two companies       our exposure to the financials and
have been successful in rolling out          consumer discretionary sectors. Proceeds                    Robert J. Lloyd
wireless service to expanding markets in     from these sales were invested primarily        [LLOYD      Chartered Financial
China and Latin America, respectively.       in a number of attractive opportunities in      PHOTO]      Analyst, portfolio manager,
                                             the IT and industrials sectors. All                         is manager of AIM V.I.
   Many companies in the energy sector       changes to the Fund were based on our        Capital Appreciation Fund. He joined AIM
continued to benefit from higher oil         bottom-up stock selection process of         in 2000. He served eight years in the U.S.
prices and the ongoing modernization and     identifying high quality growth companies    Navy as a Naval Flight Officer flying the
expansion of the global energy               trading at what we believed were             S-3B Viking. Mr. Lloyd earned a B.B.A.
infrastructure. Within this sector, the      attractive valuations.                       from the University of Notre Dame and an
Fund benefited from solid stock selection.                                                M.B.A. from the University of Chicago.
Fund holding NATIONAL OILWELL VARCO was         We are pleased to have provided positive
among the top five contributors to overall   returns for our investors for the year by    Assisted by the Large/Multi-Cap Growth
Fund performance. This company benefited     focusing on attractively priced stocks of    Team
from strong revenue and earnings growth      large-, mid- and small-cap companies with
driven by solid demand for the capital       potentially sustainable earnings, revenue    Effective February 4, 2008, after the
equipment it manufactures. Other holdings    and cash flow growth. We thank you for your  close of the reporting period, Robert
in the energy sector that had meaningful     commitment to AIM V.I. Capital Appreciation  Lloyd became lead manager of the Fund, and
contributions to Fund performance included   Fund.                                        Ryan Amerman was added to the portfolio
CAMERON INTERNATIONAL, VALERO ENERGY and                                                  management team. Lanny Sachnowitz, Kirk
OCCIDENTAL PETROLEUM.                        Source: (1)Lipper Inc.                       Anderson and Gabe Birdsall left the team.

   Long-time Fund holding Apple was the      The views and opinions expressed in          ==========================================
top contributor to performance during the    management's discussion of Fund              FOR A DISCUSSION OF THE RISKS OF INVESTING
year, with a return greater than 100%. The   performance are those of A I M Advisors,     IN YOUR FUND, INDEXES USED IN THIS REPORT
company benefited from the introduction of   Inc. These views and opinions are subject    AND YOUR FUND'S LONG-TERM PERFORMANCE,
the iPhone--TRADEMARK-- as well as           to change at any time based on factors       PLEASE TURN THE PAGE.
stronger than expected                       such as market and economic conditions.      ==========================================
                                             These views and opinions may not be relied
                                             upon as investment advice or
                                             recommendations, or as an offer for a
                                             particular security. The information is
                                             not a complete analysis of every aspect of
                                             any market, country, industry, security or
                                             the Fund. Statements of

AIM V.I. Capital Appreciation Fund

Your Fund's long-term performance

==========================================      THE PERFORMANCE OF THE FUND'S SERIES I    BASED ON EXPENSES INCURRED DURING THE
                                             AND SERIES II SHARE CLASSES WILL DIFFER      PERIOD COVERED BY THIS REPORT.
AVERAGE ANNUAL TOTAL RETURNS                 PRIMARILY DUE TO DIFFERENT CLASS EXPENSES.
                                                                                             AIM V.I. CAPITAL APPRECIATION FUND, A
As of 12/31/07                                  THE PERFORMANCE DATA QUOTED REPRESENT     SERIES PORTFOLIO OF AIM VARIABLE INSURANCE
                                             PAST PERFORMANCE AND CANNOT GUARANTEE        FUNDS, IS CURRENTLY OFFERED THROUGH
SERIES I SHARES                              COMPARABLE FUTURE RESULTS; CURRENT           INSURANCE COMPANIES ISSUING VARIABLE
Inception (5/5/93)                    9.01%  PERFORMANCE MAY BE LOWER OR HIGHER. PLEASE   PRODUCTS. YOU CANNOT PURCHASE SHARES OF
10 Years                              4.79   CONTACT YOUR VARIABLE PRODUCT ISSUER OR      THE FUND DIRECTLY. PERFORMANCE FIGURES
  5 Years                            12.35   FINANCIAL ADVISOR FOR THE MOST RECENT        GIVEN REPRESENT THE FUND AND ARE NOT
  1 Year                             12.01   MONTH-END VARIABLE PRODUCT PERFORMANCE.      INTENDED TO REFLECT ACTUAL VARIABLE
                                             PERFORMANCE FIGURES REFLECT FUND EXPENSES,   PRODUCT VALUES. THEY DO NOT REFLECT SALES
SERIES II SHARES                             REINVESTED DISTRIBUTIONS AND CHANGES IN      CHARGES, EXPENSES AND FEES ASSESSED IN
10 Years                             4.53%   NET ASSET VALUE. INVESTMENT RETURN AND       CONNECTION WITH A VARIABLE PRODUCT. SALES
  5 Years                            12.06   PRINCIPAL VALUE WILL FLUCTUATE SO THAT YOU   CHARGES, EXPENSES AND FEES, WHICH ARE
  1 Year                             11.73   MAY HAVE A GAIN OR LOSS WHEN YOU SELL        DETERMINED BY THE VARIABLE PRODUCT
                                             SHARES.                                      ISSUERS, WILL VARY AND WILL LOWER THE
==========================================                                                TOTAL RETURN.
                                                THE TOTAL ANNUAL FUND OPERATING EXPENSE
SERIES II SHARES' INCEPTION DATE IS AUGUST   RATIO SET FORTH IN THE MOST RECENT FUND         THE MOST RECENT MONTH-END PERFORMANCE
21, 2001. RETURNS SINCE THAT DATE ARE        PROSPECTUS AS OF THE DATE OF THIS REPORT     DATA AT THE FUND LEVEL, EXCLUDING VARIABLE
HISTORICAL. ALL OTHER RETURNS ARE THE        FOR SERIES I AND SERIES II SHARES WAS        PRODUCT CHARGES, IS AVAILABLE ON THIS AIM
BLENDED RETURNS OF THE HISTORICAL            0.91% AND 1.16%, RESPECTIVELY. THE EXPENSE   AUTOMATED INFORMATION LINE, 866-702-4402.
PERFORMANCE OF SERIES II SHARES SINCE        RATIOS PRESENTED ABOVE MAY VARY FROM THE     AS MENTIONED ABOVE, FOR THE MOST RECENT
THEIR INCEPTION AND THE RESTATED             EXPENSE RATIOS PRESENTED IN OTHER SECTIONS   MONTH-END PERFORMANCE INCLUDING VARIABLE
HISTORICAL PERFORMANCE OF SERIES I SHARES    OF THIS REPORT THAT ARE                      PRODUCT CHARGES, PLEASE CONTACT YOUR
(FOR PERIODS PRIOR TO INCEPTION OF SERIES                                                 VARIABLE PRODUCT ISSUER OR FINANCIAL
II SHARES) ADJUSTED TO REFLECT THE RULE                                                   ADVISOR.
12B-1 FEES APPLICABLE TO SERIES II SHARES.
THE INCEPTION DATE OF SERIES I SHARES IS
MAY 5, 1993.

====================================================================================================================================

Principal risks of investing in the Fund     desired results.                             Company.

Investing in developing countries can add       Investing in a fund that invests in          The Fund has elected to use the LIPPER
additional risk, such as high rates of       smaller companies involves risks not         VARIABLE UNDERLYING FUNDS (VUF) MULTI-CAP
inflation or sharply devalued currencies     associated with investing in more            GROWTH FUNDS CATEGORY AVERAGE as its peer
against the U.S. dollar. Transaction costs   established companies, such as business      group instead of the Lipper Multi-Cap
are often higher, and there may be delays    risk, stock price fluctuations and           Growth Funds Index. In 2006, Lipper began
in settlement procedures.                    illiquidity.                                 publishing VUF indexes, allowing the Fund
                                                                                          to be compared with the Lipper VUF
   Prices of equity securities change in     About indexes used in this report            Multi-Cap Growth Funds Category Average.
response to many factors including the                                                    The unmanaged Lipper VUF Multi-Cap Growth
historical and prospective earnings of the   The S&P 500--REGISTERED TRADEMARK-- Index    Funds Category Average represents the
issuer, the value of its assets, general     is a market capitalization-weighted index    average of all the variable insurance
economic conditions, interest rates,         covering all major areas of the U.S.         underlying multi-cap growth funds tracked
investor perceptions and market liquidity.   economy. It is not the 500 largest           by Lipper Inc. These funds typically have
                                             companies, but rather the most widely held   an above-average price-to-earnings ratio,
   Foreign securities have additional        500 companies chosen with respect to         price-to-book ratio, and three-year
risks, including exchange rate changes,      market size, liquidity, and their            sales-per-share growth value, compared to
political and economic upheaval, the         industry.                                    the S&P SuperComposite 1500 Index.
relative lack of information, relatively
low market liquidity, and the potential         The Russell 1000--REGISTERED                 The LIPPER MULTI-CAP GROWTH FUNDS Index
lack of strict financial and accounting      TRADEMARK-- Growth Index measures the        is an equally weighted representation of
controls and standards.                      performance of those Russell 1000            the largest funds in the Lipper Multi-Cap
                                             companies with higher price-to-book ratios   Growth Funds category. These funds
   There is no guarantee that the            and higher forecasted growth values. The     typically have an above-average
investment techniques and risk analyses      Russell 1000 Growth Index is a trademark/    price-to-earnings
used by the Fund's portfolio managers will   service mark of the Frank Russell Company.
produce the                                  Russell--REGISTERED TRADEMARK-- is a
                                             trademark of the Frank Russell

                                                                                                                           Continued

AIM V.I. Capital Appreciation Fund

Past performance cannot guarantee            the dollar value of an investment, is
comparable future results.                   constructed with each segment representing
                                             a percent change in the value of the
This chart, which is a logarithmic chart,    investment. In this chart, each segment
presents the fluctuations in the value of    represents a doubling, or 100% change, in
the Fund and its indexes. We believe that    the value of the investment. In other
a logarithmic chart is more effective than   words, the space between $5,000 and
other types of charts in illustrating        $10,000 is the same size as the space
changes in value during the early years      between $10,000 and $20,000, and so on.
shown in the chart. The vertical axis, the
one that indicates

====================================================================================================================================

Continued from previous page

ratio, price-to-book ratio, and three-year   Other information                            level only and do not include variable
sales-per-share growth value, compared to                                                 product issuer charges. If such charges
the S&P SuperComposite 1500 Index.           The returns shown in the management's        were included, the total returns would be
                                             discussion of Fund performance are based     lower.
   The Fund is not managed to track the      on net asset values calculated for
performance of any particular index,         shareholder transactions. Generally             Industry classifications used in this
including the indexes defined here, and      accepted accounting principles require       report are generally according to the
consequently, the performance of the Fund    adjustments to be made to the net assets     Global Industry Classification Standard,
may deviate significantly from the           of the Fund at period end for financial      which was developed by and is the
performance of the indexes.                  reporting purposes, and as such, the net     exclusive property and a service mark of
                                             asset values for shareholder transactions    Morgan Stanley Capital International Inc.
   A direct investment cannot be made in     and the returns based on those net asset     and Standard & Poor's.
an index. Unless otherwise indicated,        values may differ from the net asset
index results include reinvested             values and returns reported in the              The Chartered Financial
dividends, and they do not reflect sales     Financial Highlights. Additionally, the      Analyst--REGISTERED TRADEMARK--
charges. Performance of an index of funds    returns and net asset values shown           (CFA--REGISTERED TRADEMARK--) designation
reflects fund expenses; performance of a     throughout this report are at the Fund       is a globally recognized standard for
market index does not.                                                                    measuring the competence and integrity of
                                                                                          investment professionals.

===================================================================================================================================

                                                          [MOUNTAIN CHART]

RESULTS OF A $10,000 INVESTMENT

INDEX DATA FROM 4/30/93, FUND DATA FROM 5/5/93

                     AIM V.I. CAPITAL                                              LIPPER VUF MULTI-CAP
                    APPRECIATION FUND-                      RUSSELL 1000 GROWTH   GROWTH FUNDS CATEGORY     LIPPER MULTI-CAP
          DATE        SERIES I SHARES    S&P 500 INDEX(1)         INDEX(1)              AVERAGE(1)        GROWTH FUNDS INDEX(1)

       4/30/93                                $10000               $10000                 $10000                  $10000
          5/93            $10320               10267                10350                  10488                   10544
          6/93             10200               10297                10256                  10575                   10645
          7/93             10390               10255                10072                  10547                   10648
          8/93             10990               10644                10486                  11131                   11184
          9/93             11370               10562                10409                  11423                   11422
         10/93             11440               10780                10698                  11533                   11555
         11/93             11261               10678                10626                  11195                   11206
         12/93             11950               10807                10809                  11564                   11583
          1/94             12590               11174                11060                  11929                   11968
          2/94             12831               10871                10857                  11836                   11776
          3/94             11820               10398                10332                  11189                   11144
          4/94             11940               10531                10380                  11156                   11154
          5/94             11770               10703                10537                  11116                   11119
          6/94             11099               10441                10225                  10662                   10657
          7/94             11378               10784                10575                  10936                   10962
          8/94             12209               11225                11163                  11615                   11570
          9/94             12239               10950                11012                  11507                   11391
         10/94             12620               11196                11271                  11759                   11614
         11/94             12070               10789                10910                  11344                   11161
         12/94             12249               10949                11092                  11521                   11256
          1/95             12098               11232                11330                  11530                   11253
          2/95             12750               11670                11804                  12014                   11708
          3/95             13343               12013                12149                  12438                   12089
          4/95             13624               12367                12414                  12677                   12336
          5/95             13996               12860                12846                  13028                   12658
          6/95             15101               13159                13342                  13873                   13428
          7/95             16537               13595                13897                  14833                   14286
          8/95             16677               13629                13912                  15083                   14404
          9/95             17259               14204                14553                  15541                   14801
         10/95             16888               14153                14563                  15361                   14613
         11/95             17089               14773                15129                  15895                   15099
         12/95             16621               15058                15216                  15928                   15052
          1/96             16772               15570                15725                  16235                   15280
          2/96             17666               15715                16013                  16727                   15730
          3/96             17647               15866                16033                  16884                   15823
          4/96             18732               16100                16455                  17620                   16526
          5/96             19324               16514                17030                  18053                   16980
          6/96             18601               16577                17053                  17640                   16615
          7/96             17005               15845                16054                  16287                   15411
          8/96             17980               16180                16468                  16985                   16087
          9/96             19346               17090                17667                  18064                   17131
         10/96             19035               17561                17774                  17975                   17091
         11/96             19979               18887                19108                  18917                   18066
         12/96             19547               18513                18734                  18604                   17739
          1/97             20403               19669                20048                  19534                   18590
          2/97             19559               19824                19913                  18883                   18077
          3/97             18362               19011                18835                  17866                   17144
          4/97             18694               20144                20086                  18232                   17688
          5/97             20535               21376                21535                  19763                   19188
          6/97             21180               22326                22397                  20459                   19908
          7/97             23353               24102                24378                  22356                   21741
          8/97             23082               22753                22951                  21909                   21146
          9/97             24190               23998                24080                  23254                   22484
         10/97             22649               23198                23190                  22294                   21490
         11/97             22398               24271                24175                  22344                   21626
         12/97             22192               24687                24446                  22472                   21810
          1/98             21764               24960                25177                  22564                   21905
          2/98             23814               26759                27071                  24497                   23728
          3/98             24609               28129                28150                  25639                   24885
          4/98             25222               28417                28540                  25877                   25173
          5/98             24069               27929                27730                  24960                   24217
          6/98             25039               29063                29428                  26296                   25461
          7/98             24163               28755                29234                  25681                   24841
          8/98             19683               24601                24846                  21134                   20242
          9/98             21346               26178                26755                  22741                   21701
         10/98             22388               28304                28905                  23963                   22922
         11/98             23736               30019                31104                  25734                   24517

===================================================================================================================================

                                                                                                              SOURCE: (1)LIPPER INC.

===================================================================================================================================

                                                          [MOUNTAIN CHART]

         12/98             26480                31748               33909                  28630                   27218
          1/99             26954                33075               35900                  30250                   28891
          2/99             25250                32047               34260                  28558                   27385
          3/99             26386                33329               36064                  30107                   28944
          4/99             27228                34620               36110                  30853                   29647
          5/99             27114                33803               35000                  30373                   29074
          6/99             29006                35674               37452                  32380                   31108
          7/99             28156                34565               36262                  31563                   30407
          8/99             28018                34394               36854                  31315                   30103
          9/99             28206                33452               36080                  31319                   29930
         10/99             30257                35568               38805                  33411                   32039
         11/99             32853                36291               40898                  36190                   34608
         12/99             38300                38425               45152                  42012                   39834
          1/00             37645                36495               43035                  40417                   39430
          2/00             42576                35805               45139                  45280                   45734
          3/00             43619                39305               48369                  46424                   45554
          4/00             40283                38123               46068                  42863                   41735
          5/00             37874                37342               43748                  40073                   38920
          6/00             41456                38261               47064                  43688                   42780
          7/00             41046                37664               45102                  42596                   41437
          8/00             46439                40002               49185                  47055                   45925
          9/00             43834                37891               44533                  44396                   43135
         10/00             40854                37730               42425                  41758                   40630
         11/00             33124                34757               36172                  35219                   33975
         12/00             34124                34928               35027                  35609                   35033
          1/01             35783                36166               37447                  36745                   35743
          2/01             30229                32871               31090                  30954                   30511
          3/01             26910                30790               27706                  27471                   27241
          4/01             29588                33180               31211                  30827                   30567
          5/01             29289                33403               30751                  30668                   30402
          6/01             28759                32590               30039                  30245                   29861
          7/01             27675                32269               29288                  28683                   28249
          8/01             25306                30251               26893                  26270                   25811
          9/01             22120                27809               24208                  22810                   21975
         10/01             23391                28339               25478                  24285                   23548
         11/01             25738                30512               27926                  26754                   25816
         12/01             26180                30780               27873                  27148                   26218
          1/02             25722                30331               27381                  26440                   25478
          2/02             24624                29746               26245                  25032                   23896
          3/02             26119                30865               27152                  26397                   25321
          4/02             24611                28994               24936                  24822                   23783
          5/02             24154                28781               24333                  24203                   23093
          6/02             22465                26732               22082                  22051                   20940
          7/02             20417                24649               20868                  20092                   18973
          8/02             20368                24810               20931                  20050                   18829
          9/02             18789                22116               18759                  18425                   17369
         10/02             20465                24061               20480                  19862                   18696
         11/02             21296                25476               21593                  21002                   19866
         12/02             19801                23980               20101                  19560                   18399
          1/03             19270                23353               19613                  19278                   18095
          2/03             19185                23002               19523                  19111                   17972
          3/03             19450                23225               19887                  19434                   18258
          4/03             20751                25137               21357                  20914                   19592
          5/03             21777                26460               22423                  22341                   21032
          6/03             22053                26798               22732                  22597                   21275
          7/03             22874                27271               23297                  23265                   21935
          8/03             23740                27801               23877                  24116                   22812
          9/03             22945                27507               23621                  23591                   22372
         10/03             24583                29062               24948                  25265                   23957
         11/03             25102                29318               25209                  25655                   24394
         12/03             25644                30854               26081                  26264                   24909
          1/04             26114                31420               26614                  26870                   25531
          2/04             26320                31857               26783                  27075                   25868
          3/04             25875                31376               26286                  26846                   25790
          4/04             25068                30885               25980                  26094                   24925
          5/04             25587                31308               26465                  26725                   25513
          6/04             26178                31916               26795                  27323                   26060
          7/04             24563                30860               25281                  25513                   24220
          8/04             24140                30984               25156                  25174                   23879
          9/04             24852                31319               25395                  26071                   24800
         10/04             25466                31798               25791                  26597                   25333
         11/04             26622                33084               26678                  28038                   26697
         12/04             27346                34209               27724                  29105                   27715
          1/05             26575                33376               26800                  28162                   26715
          2/05             27093                34077               27085                  28518                   27017
          3/05             26430                33475               26591                  27971                   26446
          4/05             25489                32840               26085                  27054                   25476
          5/05             26669                33884               27347                  28639                   27043
          6/05             26730                33933               27246                  28904                   27189
          7/05             28118                35194               28578                  30409                   28796

===================================================================================================================================

===================================================================================================================================

                                                          [MOUNTAIN CHART]

          8/05             28092                34873               28210                  30235                   28659
          9/05             28876                35155               28340                  30786                   29121
         10/05             28382                34569               28064                  30342                   28590
         11/05             29540                35875               29275                  31847                   30119
         12/05             29762                35888               29183                  32044                   30244
          1/06             31208                36838               29696                  33489                   31805
          2/06             30812                36938               29649                  32895                   31277
          3/06             31536                37398               30086                  33557                   31987
          4/06             31728                37899               30045                  33707                   32238
          5/06             29859                36810               29027                  31823                   30353
          6/06             29653                36859               28912                  31772                   30285
          7/06             28666                37086               28362                  30769                   29365
          8/06             29294                37967               29247                  31564                   30095
          9/06             30211                38945               30050                  32294                   30786
         10/06             30851                40213               31107                  33563                   32052
         11/06             31564                40977               31724                  34614                   33037
         12/06             31643                41552               31831                  34562                   33029
          1/07             32136                42179               32650                  35325                   33799
          2/07             31532                41357               32036                  34724                   33242
          3/07             32112                41819               32210                  35026                   33526
          4/07             33512                43670               33726                  36580                   34915
          5/07             35191                45193               34939                  38070                   36429
          6/07             34699                44442               34418                  37735                   36108
          7/07             33866                43066               33884                  36937                   35359
          8/07             34492                43711               34424                  37479                   35709
          9/07             36183                45344               35866                  39483                   37619
         10/07             37547                46065               37087                  41172                   39202
         11/07             35771                44138               35721                  38969                   37298
         12/07             35407                43833               35592                  38831                   37252

===================================================================================================================================

AIM V.I. Capital Appreciation Fund

SCHEDULE OF INVESTMENTS(a)

December 31, 2007


                                                 SHARES         VALUE
--------------------------------------------------------------------------
COMMON STOCKS-88.27%

AEROSPACE & DEFENSE-9.66%

Boeing Co. (The)                                  123,571   $   10,807,520
--------------------------------------------------------------------------
General Dynamics Corp.                            282,292       25,121,165
--------------------------------------------------------------------------
Honeywell International Inc.                      253,075       15,581,828
--------------------------------------------------------------------------
Precision Castparts Corp.                         248,058       34,405,644
--------------------------------------------------------------------------
Spirit AeroSystems Holdings Inc.-Class A(b)       873,232       30,126,504
--------------------------------------------------------------------------
United Technologies Corp.                         295,309       22,602,951
==========================================================================
                                                               138,645,612
==========================================================================

APPAREL RETAIL-1.10%

Aeropostale, Inc.(b)                              595,480       15,780,220
==========================================================================

APPAREL, ACCESSORIES & LUXURY GOODS-1.14%

Coach, Inc.(b)                                    535,444       16,373,877
==========================================================================

APPLICATION SOFTWARE-3.54%

Adobe Systems Inc.(b)                             485,857       20,760,670
--------------------------------------------------------------------------
Amdocs Ltd.(b)                                    429,885       14,818,136
--------------------------------------------------------------------------
Autodesk, Inc.(b)                                 306,241       15,238,552
==========================================================================
                                                                50,817,358
==========================================================================

ASSET MANAGEMENT & CUSTODY BANKS-2.55%

Ameriprise Financial, Inc.                        397,016       21,879,552
--------------------------------------------------------------------------
Waddell & Reed Financial, Inc.-Class A            407,476       14,705,809
==========================================================================
                                                                36,585,361
==========================================================================

AUTO PARTS & EQUIPMENT-0.50%

BorgWarner, Inc.                                  149,570        7,240,684
==========================================================================

BIOTECHNOLOGY-4.24%

Biogen Idec Inc.(b)                               199,528       11,357,134
--------------------------------------------------------------------------
Celgene Corp.(b)                                  161,601        7,467,582
--------------------------------------------------------------------------
Genzyme Corp.(b)                                  209,065       15,562,798
--------------------------------------------------------------------------
Gilead Sciences, Inc.(b)                          576,796       26,538,384
==========================================================================
                                                                60,925,898
==========================================================================

COMMUNICATIONS EQUIPMENT-2.48%

Cisco Systems, Inc.(b)                          1,314,191       35,575,150
==========================================================================

COMPUTER HARDWARE-6.90%

Apple Inc.(b)                                     261,783       51,853,977
--------------------------------------------------------------------------
Dell Inc.(b)                                    1,484,520       36,385,585
--------------------------------------------------------------------------
Hewlett-Packard Co.                               213,926       10,798,984
==========================================================================
                                                                99,038,546
==========================================================================

                                                 SHARES         VALUE
--------------------------------------------------------------------------


CONSTRUCTION & ENGINEERING-3.01%

Chicago Bridge & Iron Co. N.V.-New York
  Shares                                          297,997   $   18,010,939
--------------------------------------------------------------------------
Foster Wheeler Ltd.(b)                            162,275       25,155,870
==========================================================================
                                                                43,166,809
==========================================================================

CONSUMER ELECTRONICS-0.81%

Garmin Ltd.                                       119,896       11,629,912
==========================================================================

DATA PROCESSING & OUTSOURCED SERVICES-0.26%

VeriFone Holdings, Inc.(b)(c)                     159,317        3,704,120
==========================================================================

DIVERSIFIED METALS & MINING-0.37%

Titanium Metals Corp.(c)                          198,205        5,242,522
==========================================================================

DRUG RETAIL-0.48%

Longs Drug Stores Corp.                           145,560        6,841,320
==========================================================================

EDUCATION SERVICES-1.78%

Apollo Group, Inc.-Class A(b)                     363,626       25,508,364
==========================================================================

ELECTRICAL COMPONENTS & EQUIPMENT-1.71%

Emerson Electric Co.                              432,425       24,501,200
==========================================================================

ELECTRONIC EQUIPMENT MANUFACTURERS-1.50%

Amphenol Corp.-Class A                            465,796       21,598,960
==========================================================================

ELECTRONIC MANUFACTURING SERVICES-0.66%

Trimble Navigation Ltd.(b)                        313,819        9,489,887
==========================================================================

FERTILIZERS & AGRICULTURAL CHEMICALS-1.90%

Monsanto Co.                                      158,868       17,743,967
--------------------------------------------------------------------------
Mosaic Co. (The)(b)                               101,175        9,544,849
==========================================================================
                                                                27,288,816
==========================================================================

FOOTWEAR-0.70%

Crocs, Inc.(b)(c)                                 274,157       10,091,719
==========================================================================

HEALTH CARE DISTRIBUTORS-1.33%

McKesson Corp.                                    291,790       19,115,163
==========================================================================

HEALTH CARE FACILITIES-1.00%

VCA Antech, Inc.(b)                               325,686       14,405,092
==========================================================================

HEALTH CARE SERVICES-1.38%

Express Scripts, Inc.(b)                          268,328       19,587,944
--------------------------------------------------------------------------
Pediatrix Medical Group, Inc.(b)                    3,652          248,884
==========================================================================
                                                                19,836,828
==========================================================================

HOME ENTERTAINMENT SOFTWARE-1.32%

Electronic Arts Inc.(b)(c)                        323,294       18,883,603
==========================================================================

AIM V.I. Capital Appreciation Fund


                                                 SHARES         VALUE
--------------------------------------------------------------------------

HOUSEHOLD PRODUCTS-1.35%

Clorox Co. (The)                                   96,842   $    6,311,193
--------------------------------------------------------------------------
Colgate-Palmolive Co.                             168,307       13,121,214
==========================================================================
                                                                19,432,407
==========================================================================

INDUSTRIAL CONGLOMERATES-2.43%

McDermott International, Inc.(b)                  589,856       34,819,200
==========================================================================

INTEGRATED OIL & GAS-1.44%

Occidental Petroleum Corp.                        269,243       20,729,019
==========================================================================

INTERNET RETAIL-2.97%

Amazon.com, Inc.(b)                               384,734       35,641,758
--------------------------------------------------------------------------
Expedia, Inc.(b)                                  221,995        7,019,482
==========================================================================
                                                                42,661,240
==========================================================================

INTERNET SOFTWARE & SERVICES-5.20%

eBay Inc.(b)                                      820,116       27,219,650
--------------------------------------------------------------------------
Google Inc.-Class A(b)                             68,572       47,416,167
==========================================================================
                                                                74,635,817
==========================================================================

INVESTMENT BANKING & BROKERAGE-1.88%

Goldman Sachs Group, Inc. (The)                   101,042       21,729,082
--------------------------------------------------------------------------
optionsXpress Holdings Inc.                       156,726        5,300,473
==========================================================================
                                                                27,029,555
==========================================================================

IT CONSULTING & OTHER SERVICES-1.41%

Accenture Ltd.-Class A                            563,718       20,310,760
==========================================================================

LIFE SCIENCES TOOLS & SERVICES-2.34%

Applera Corp.-Applied Biosystems Group            430,016       14,586,143
--------------------------------------------------------------------------
Thermo Fisher Scientific, Inc.(b)                 265,456       15,311,502
--------------------------------------------------------------------------
Varian Inc.(b)                                     57,208        3,735,682
==========================================================================
                                                                33,633,327
==========================================================================

MANAGED HEALTH CARE-2.55%

Health Net Inc.(b)                                567,566       27,413,438
--------------------------------------------------------------------------
UnitedHealth Group Inc.                           158,841        9,244,546
==========================================================================
                                                                36,657,984
==========================================================================

OIL & GAS EQUIPMENT & SERVICES-3.91%

Cameron International Corp.(b)                    240,834       11,591,340
--------------------------------------------------------------------------
Grant Prideco, Inc.(b)                            541,012       30,031,576
--------------------------------------------------------------------------
National-Oilwell Varco Inc.(b)                    197,517       14,509,599
==========================================================================
                                                                56,132,515
==========================================================================

OIL & GAS REFINING & MARKETING-1.81%

Valero Energy Corp.                               371,620       26,024,549
==========================================================================

                                                 SHARES         VALUE
--------------------------------------------------------------------------


OTHER DIVERSIFIED FINANCIAL SERVICES-1.49%

JPMorgan Chase & Co.                              490,982   $   21,431,364
==========================================================================

PHARMACEUTICALS-3.62%

Merck & Co. Inc.                                  635,177       36,910,135
--------------------------------------------------------------------------
Schering-Plough Corp.                             565,487       15,064,574
==========================================================================
                                                                51,974,709
==========================================================================

SEMICONDUCTORS-1.42%

Texas Instruments Inc.                            609,354       20,352,424
==========================================================================

SOFT DRINKS-0.49%

Hansen Natural Corp.(b)                           158,756        7,031,303
==========================================================================

SPECIALIZED FINANCE-0.17%

Nasdaq Stock Market Inc.(b)                        49,711        2,460,197
==========================================================================

SPECIALTY STORES-0.62%

PetSmart, Inc.                                    379,871        8,938,365
==========================================================================

SYSTEMS SOFTWARE-2.85%

MICROS Systems, Inc.(b)                           177,552       12,457,048
--------------------------------------------------------------------------
Microsoft Corp.                                   798,410       28,423,396
==========================================================================
                                                                40,880,444
==========================================================================
    Total Common Stocks (Cost $982,075,563)                  1,267,422,200
==========================================================================

FOREIGN COMMON STOCKS & OTHER EQUITY
  INTERESTS-9.91%

CANADA-1.68%

Research In Motion Ltd. (Communications
  Equipment)(b)                                   212,917       24,144,788
==========================================================================

HONG KONG-0.97%

China Mobile Ltd. (Wireless Telecommunication
  Services)(d)                                    805,961       13,967,188
==========================================================================

ISRAEL-0.81%

Teva Pharmaceutical Industries Ltd.-ADR
  (Pharmaceuticals)                               250,198       11,629,203
==========================================================================

JAPAN-1.19%

Komatsu Ltd. (Construction & Farm Machinery &
  Heavy Trucks)(d)                                632,388       17,139,948
==========================================================================

MEXICO-1.01%

America Movil S.A.B de C.V.-Series L-ADR
  (Wireless Telecommunication Services)           114,247        7,013,623
--------------------------------------------------------------------------
Grupo Televisa S.A.-ADR (Broadcasting & Cable
  TV)                                             316,107        7,513,864
==========================================================================
                                                                14,527,487
==========================================================================

SWITZERLAND-3.17%

ABB Ltd. (Heavy Electrical Equipment)             716,014       20,607,355
--------------------------------------------------------------------------
Syngenta A.G. (Fertilizers & Agricultural
  Chemicals)(d)                                    97,990       24,835,124
==========================================================================
                                                                45,442,479
==========================================================================

AIM V.I. Capital Appreciation Fund


                                                 SHARES         VALUE
--------------------------------------------------------------------------

UNITED KINGDOM-1.08%

Shire PLC (Pharmaceuticals) (Acquired
  2/20/2007 Cost $815,441)(d)(e)                   38,893   $      891,867
--------------------------------------------------------------------------
Shire PLC (Pharmaceuticals)(d)                    636,282       14,590,774
==========================================================================
                                                                15,482,641
==========================================================================
    Total Foreign Common Stocks & Other
      Equity Interests (Cost $86,228,496)                      142,333,734
==========================================================================

MONEY MARKET FUNDS-1.93%

Liquid Assets Portfolio-Institutional
  Class(f)                                     13,864,605       13,864,605
--------------------------------------------------------------------------
Premier Portfolio-Institutional Class(f)       13,864,605       13,864,605
==========================================================================
    Total Money Market Funds (Cost
      $27,729,210)                                              27,729,210
==========================================================================
TOTAL INVESTMENTS (excluding investments
  purchased with cash collateral from
  securities on loan)-100.11% (Cost
  $1,096,033,269)                                            1,437,485,144
==========================================================================

                                                 SHARES         VALUE
--------------------------------------------------------------------------


INVESTMENTS PURCHASED WITH CASH COLLATERAL
  FROM SECURITIES ON LOAN

MONEY MARKET FUNDS-1.72%

Liquid Assets Portfolio-Institutional Class
  (Cost $24,710,670)(f)(g)                     24,710,670   $   24,710,670
==========================================================================
TOTAL INVESTMENTS-101.83% (Cost
  $1,120,743,939)                                            1,462,195,814
--------------------------------------------------------------------------
OTHER ASSETS LESS LIABILITIES-(1.83)%                          (26,224,710)
--------------------------------------------------------------------------
NET ASSETS-100.00%                                          $1,435,971,104
__________________________________________________________________________
==========================================================================

Investment Abbreviations:

ADR  - American Depositary Receipt

Notes to Schedule of Investments:

(a) Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. and Standard & Poor's.
(b) Non-income producing security.
(c) All or a portion of this security was out on loan at December 31, 2007.
(d) In accordance with the procedures established by the Board of Trustees, the foreign security is fair valued using adjusted closing market prices. The aggregate value of these securities at December 31, 2007 was $71,424,901, which represented 4.97% of the Fund's Net Assets. See Note 1A.
(e) Security not registered under the Securities Act of 1933, as amended (e.g., the security was purchased in a Rule 144A transaction or a Regulation D transaction). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The Fund has no rights to demand registration of these securities. The value of this security at December 31, 2007 represented 0.06% of the Fund's Net Assets. Unless otherwise indicated, this security is not considered to be illiquid.
(f) The money market fund and the Fund are affiliated by having the same investment advisor. See Note 3.
(g) The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower's return of the securities loaned. See Note 8.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM V.I. Capital Appreciation Fund

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2007

ASSETS:

Investments, at value (cost $1,068,304,059)*  $1,409,755,934
------------------------------------------------------------
Investments in affiliated money market funds
  (cost $52,439,880)                              52,439,880
============================================================
    Total investments (Cost $1,120,743,939)    1,462,195,814
============================================================
Foreign currencies, at value (cost $938,191)         938,540
------------------------------------------------------------
Receivables for:
  Investments sold                                 9,501,613
------------------------------------------------------------
  Fund shares sold                                    67,423
------------------------------------------------------------
  Dividends                                          488,584
------------------------------------------------------------
Investment for trustee deferred compensation
  and retirement plans                               177,427
------------------------------------------------------------
Other assets                                             388
============================================================
    Total assets                               1,473,369,789
____________________________________________________________
============================================================

LIABILITIES:

Payables for:
  Investments purchased                            9,428,279
------------------------------------------------------------
  Fund shares reacquired                           1,751,493
------------------------------------------------------------
  Trustee deferred compensation and
    retirement plans                                 313,471
------------------------------------------------------------
  Collateral upon return of securities
    loaned                                        24,710,670
------------------------------------------------------------
Accrued administrative services fees                 866,772
------------------------------------------------------------
Accrued distribution fees -- Series II               226,268
------------------------------------------------------------
Accrued trustees' and officer's fees and
  benefits                                               902
------------------------------------------------------------
Accrued transfer agent fees                           12,591
------------------------------------------------------------
Accrued operating expenses                            88,239
============================================================
    Total liabilities                             37,398,685
============================================================
Net assets applicable to shares outstanding   $1,435,971,104
____________________________________________________________
============================================================

NET ASSETS CONSIST OF:

Shares of beneficial interest                 $1,334,682,644
------------------------------------------------------------
Undistributed net investment income (loss)          (284,803)
------------------------------------------------------------
Undistributed net realized gain (loss)          (239,878,961)
------------------------------------------------------------
Unrealized appreciation                          341,452,224
============================================================
                                              $1,435,971,104
____________________________________________________________
============================================================

NET ASSETS:

Series I                                      $1,086,677,361
____________________________________________________________
============================================================
Series II                                     $  349,293,743
____________________________________________________________
============================================================

SHARES OUTSTANDING, $0.001 PAR VALUE PER
  SHARE, UNLIMITED NUMBER OF SHARES
  AUTHORIZED:

Series I                                          37,003,483
____________________________________________________________
============================================================
Series II                                         12,067,376
____________________________________________________________
============================================================
Series I:
  Net asset value per share                   $        29.37
____________________________________________________________
============================================================
Series II:
  Net asset value per share                   $        28.95
____________________________________________________________
============================================================

* At December 31, 2007, securities with an aggregate value of $23,777,175 were on loan to brokers.
STATEMENT OF OPERATIONS

For the year ended December 31, 2007

INVESTMENT INCOME:

Dividends (net of foreign withholding taxes
  of $197,942)                                 $ 12,881,758
-----------------------------------------------------------
Dividends from affiliated money market funds
  (includes securities lending income of
  $66,088)                                          965,338
-----------------------------------------------------------
Interest                                             16,981
===========================================================
    Total investment income                      13,864,077
===========================================================

EXPENSES:

Advisory fees                                     9,237,386
-----------------------------------------------------------
Administrative services fees                      3,878,399
-----------------------------------------------------------
Custodian fees                                       89,212
-----------------------------------------------------------
Distribution fees-Series II                         917,494
-----------------------------------------------------------
Transfer agent fees                                  63,939
-----------------------------------------------------------
Trustees' and officer's fees and benefits            60,008
-----------------------------------------------------------
Other                                                84,786
===========================================================
    Total expenses                               14,331,224
===========================================================
Less: Fees waived and expense offset
  arrangement(s)                                    (13,496)
===========================================================
    Net expenses                                 14,317,728
===========================================================
Net investment income (loss)                       (453,651)
===========================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM:

Net realized gain from:
  Investment securities (includes net gains
    (losses) from securities sold to
    affiliates of $(912,971))                    83,964,933
-----------------------------------------------------------
  Foreign currencies                                233,896
===========================================================
                                                 84,198,829
===========================================================
Change in net unrealized appreciation
  (depreciation) of:
  Investment securities                          90,263,993
-----------------------------------------------------------
  Foreign currencies                                 (1,054)
===========================================================
                                                 90,262,939
===========================================================
Net realized and unrealized gain                174,461,768
===========================================================
Net increase in net assets resulting from
  operations                                   $174,008,117
___________________________________________________________
===========================================================

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM V.I. Capital Appreciation Fund

STATEMENT OF CHANGES IN NET ASSETS

For the years ended December 31, 2007 and 2006

                                                                   2007              2006
----------------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income (loss)                                $     (453,651)   $      (49,797)
----------------------------------------------------------------------------------------------
  Net realized gain                                               84,198,829       155,963,183
----------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation)            90,262,939       (94,510,673)
==============================================================================================
    Net increase in net assets resulting from operations         174,008,117        61,402,713
==============================================================================================
  Distributions to shareholders from net investment
    income -- Series I                                                    --          (692,340)
==============================================================================================
Share transactions-net:
  Series l                                                      (250,049,373)      337,314,470
----------------------------------------------------------------------------------------------
  Series ll                                                      (63,863,071)       15,761,962
==============================================================================================
    Net increase (decrease) in net assets resulting from
     share transactions                                         (313,912,444)      353,076,432
==============================================================================================
    Net increase (decrease) in net assets                       (139,904,327)      413,786,805
==============================================================================================

NET ASSETS:

  Beginning of year                                            1,575,875,431     1,162,088,626
==============================================================================================
  End of year (including undistributed net investment income
    (loss) of $(284,803) and $(321,756), respectively)        $1,435,971,104    $1,575,875,431
______________________________________________________________________________________________
==============================================================================================

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM V.I. Capital Appreciation Fund

NOTES TO FINANCIAL STATEMENTS

December 31, 2007

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES


AIM V.I. Capital Appreciation Fund (the "Fund") is a series portfolio of AIM Variable Insurance Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of twenty separate portfolios, (each constituting a "Fund"). The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies ("variable products"). Matters affecting each Fund or class will be voted on exclusively by the shareholders of such Fund or class. Current Securities and Exchange Commission ("SEC") guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each Fund or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.

    The Fund's investment objective is growth of capital.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy.

       A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

       Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations, including commercial paper, having 60 days or less to maturity are recorded at amortized cost which approximates value. Debt securities are subject to interest rate and credit risks. In addition, all debt securities involve some risk of default with respect to interest and/or principal payments.

       Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and may make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economical upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

       Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices.

       Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value.

       Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer's assets, general economic conditions, interest rates, investor perceptions and market liquidity.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

       The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds as received are included in the Statement of Operations as realized gain/loss for investments no longer held and as unrealized gain/loss for investments still held.

AIM V.I. Capital Appreciation Fund


       Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain
     (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.

       The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. COUNTRY DETERMINATION -- For the purposes of making investment selection decisions and presentation in the Schedule of Investments, AIM may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer's securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America unless otherwise noted.

D. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid to separate accounts of participating insurance companies annually and recorded on ex-dividend date.

E. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund's taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

       The Fund files tax returns in the U.S. federal jurisdiction and certain other jurisdictions. Generally the Fund is subject to examinations by such taxing authorities for tax periods after 2003.

F. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.

G. ACCOUNTING ESTIMATES -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates.

H. INDEMNIFICATIONS -- Under the Trust's organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust's investment manager) is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I. FOREIGN CURRENCY TRANSLATIONS -- Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (i) sales of foreign currencies, (ii) currency gains or losses realized between the trade and settlement dates on securities transactions, and (iii) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

       The Fund may invest in foreign securities which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Taxes are accrued based on the Fund's current interpretation of tax regulations and rates that exist in the foreign markets in which the Fund invests.

J. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. Fluctuations in the value of these contracts are recorded as unrealized appreciation (depreciation) until the contracts are closed. When these contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations. The Fund could be exposed to risk, which may be in excess of the amount reflected in the Statement of Assets and Liabilities, if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

AIM V.I. Capital Appreciation Fund

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM based on the annual rate of the Fund's average daily net assets as follows:

AVERAGE NET ASSETS                                            RATE
-------------------------------------------------------------------
First $250 million                                            0.65%
-------------------------------------------------------------------
Over $250 million                                             0.60%
 __________________________________________________________________
===================================================================


    Through December 31, 2009, AIM has contractually agreed to waive advisory fees to the extent necessary so that the advisory fees payable by the Fund (based on the Fund's average daily net assets) do not exceed the annual rate of:

AVERAGE NET ASSETS                                             RATE
--------------------------------------------------------------------
First $250 million                                            0.695%
--------------------------------------------------------------------
Next $750 million                                             0.625%
--------------------------------------------------------------------
Next $1.5 billion                                             0.62%
--------------------------------------------------------------------
Next $2.5 billion                                             0.595%
--------------------------------------------------------------------
Next $2.5 billion                                             0.57%
--------------------------------------------------------------------
Next $2.5 billion                                             0.545%
--------------------------------------------------------------------
Over $10 billion                                              0.52%
 ___________________________________________________________________
====================================================================


    AIM has contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual operating expenses (excluding certain items discussed below) of Series I shares to 1.30% and Series II shares to 1.45% of average daily net assets, through at least April 30, 2009. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the net annual operating expenses to exceed the numbers reflected above: (i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary items; (v) expenses related to a merger or reorganization, as approved by the Fund's Board of Trustees; and (vi) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, in addition to the expense reimbursement arrangement with Invesco Ltd. ("Invesco") described more fully below, the expense offset arrangements from which the Fund may benefit are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. These credits are used to pay certain expenses incurred by the Fund. AIM did not waive fees and/or reimburse expenses during the period under this expense limitation.

    Further, effective July 1, 2007, AIM has contractually agreed, through at least April 30, 2009, to waive 100% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds (excluding investments made in affiliated money market funds with cash collateral from securities loaned by the Fund). Prior to July 1, 2007, AIM had voluntarily agreed to waive 25% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds.

    For the year ended December 31, 2007, AIM waived advisory fees of $11,476.

    At the request of the Trustees of the Trust, Invesco agreed to reimburse expenses incurred by the Fund in connection with market timing matters in the AIM Funds, which may include legal, audit, shareholder reporting, communications and trustee expenses. For the year ended December 31, 2007, Invesco did not reimburse any expenses.

    The Trust has entered into a master administrative services agreement with AIM pursuant to which the Fund has agreed to pay AIM a fee for costs incurred in providing accounting services and fund administrative services to the Fund and to reimburse AIM for administrative services fees paid to insurance companies that have agreed to provide services to the participants of separate accounts. These administrative services provided by the insurance companies may include, among other things: the printing of prospectuses, financial reports and proxy statements and the delivery of the same to existing participants; the maintenance of master accounts; the facilitation of purchases and redemptions requested by the participants; and the servicing of participants' accounts. Pursuant to such agreement, for the year ended December 31, 2007, AIM was paid $357,435 for accounting and fund administrative services and reimbursed $3,520,964 for services provided by insurance companies.

    The Trust has entered into a transfer agency and service agreement with AIM Investment Services, Inc. ("AIS") pursuant to which the Fund has agreed to pay AIS a fee for providing transfer agency and shareholder services to the Fund and reimburse AIS for certain expenses incurred by AIS in the course of providing such services. For the year ended December 31, 2007, expenses incurred under the agreement are shown in the Statement of Operations as transfer agent fees.

    The Trust has entered into a master distribution agreement with A I M Distributors, Inc. ("ADI") to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Series II shares (the "Plan"). The Fund, pursuant to the Plan, pays ADI compensation at the annual rate of 0.25% of the Fund's average daily net assets of Series II shares. Of the Plan payments, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. For the year ended December 31, 2007, expenses incurred under the Plan are detailed in the Statement of Operations as distribution fees.

    Certain officers and trustees of the Trust are officers and directors of AIM, AIS and/or ADI.

AIM V.I. Capital Appreciation Fund

NOTE 3--INVESTMENTS IN AFFILIATES

The Fund is permitted, pursuant to procedures approved by the Board of Trustees, to invest daily available cash balances and cash collateral from securities lending transactions in affiliated money market funds. The Fund and the money market funds below have the same investment advisor and therefore, are considered to be affiliated. The tables below show the transactions in and earnings from investments in affiliated money market funds for the year ended December 31, 2007. During the period each investment maintained a $1.00 net asset value, as such there is no realized gain/(loss) and no change in unrealized appreciation/(depreciation).


INVESTMENTS OF DAILY AVAILABLE CASH BALANCES:

                     VALUE          PURCHASES          PROCEEDS            VALUE        DIVIDEND
FUND               12/31/06          AT COST          FROM SALES         12/31/07        INCOME
-------------------------------------------------------------------------------------------------
Liquid Assets
Portfolio-Institutional
  Class           $10,033,388      $235,514,895      $(231,683,678)     $13,864,605     $450,054
-------------------------------------------------------------------------------------------------
Premier
  Portfolio
   -- Institutional
  Class            10,033,388       235,514,895       (231,683,678)      13,864,605      449,196
=================================================================================================
  Subtotal        $20,066,776      $471,029,790      $(463,367,356)     $27,729,210     $899,250
_________________________________________________________________________________________________
=================================================================================================


INVESTMENTS OF CASH COLLATERAL FROM SECURITIES LENDING TRANSACTIONS:

                     VALUE          PURCHASES          PROCEEDS            VALUE        DIVIDEND
FUND               12/31/06          AT COST          FROM SALES         12/31/07        INCOME*
-------------------------------------------------------------------------------------------------
Liquid Assets
Portfolio-Institutional
  Class           $24,258,490      $321,048,840      $(320,596,660)     $24,710,670     $ 66,088
=================================================================================================
  Total
    Investments
    in
    Affiliates    $44,325,266      $792,078,630      $(783,964,016)     $52,439,880     $965,338
_________________________________________________________________________________________________
=================================================================================================

* Net of compensation to counterparties.

NOTE 4--SECURITY TRANSACTIONS WITH AFFILIATED FUNDS

The Fund is permitted to purchase or sell securities from or to certain other AIM Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment advisor (or affiliated investment advisors), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the year ended December 31, 2007, the Fund engaged in securities sales of $6,881,340, which resulted in net realized gains (losses) of $(912,971), and securities purchases of $6,038,628.

NOTE 5--EXPENSE OFFSET ARRANGEMENT

The expense offset arrangement is comprised of custodian credits which result from periodic overnight cash balances at the custodian. For the year ended December 31, 2007, the Fund received credits from this arrangement, which resulted in the reduction of the Fund's total expenses of $2,020.

NOTE 6--TRUSTEES' AND OFFICER'S FEES AND BENEFITS

"Trustees' and Officer's Fees and Benefits" include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and "Trustees' and Officer's Fees and Benefits" also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. "Trustees' and Officer's Fees and Benefits" include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

    During the year ended December 31, 2007, the Fund paid legal fees of $8,264 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

AIM V.I. Capital Appreciation Fund

NOTE 7--BORROWINGS

Pursuant to an exemptive order from the SEC, the Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. A loan will be secured by collateral if the Fund's aggregate borrowings from all sources exceeds 10% of the Fund's total assets. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan.

    The Fund is a party to an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000, or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM, which are parties to the credit facility, can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan.

    During the year ended December 31, 2007, the Fund did not borrow or lend under the interfund lending facility or borrow under the uncommitted unsecured revolving credit facility.

    Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and AIM, not to exceed the contractually agreed upon rate.

NOTE 8--PORTFOLIO SECURITIES LOANED

The Fund may lend portfolio securities having a market value up to one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. The Fund could also experience delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested.

    At December 31, 2007, securities with an aggregate value of $23,777,175 were on loan to brokers. The loans were secured by cash collateral of $24,710,670 received by the Fund and subsequently invested in affiliated money market funds. For the year ended December 31, 2007, the Fund received dividends on cash collateral investments of $66,088 for securities lending transactions, which are net of compensation to counterparties.

NOTE 9--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS

DISTRIBUTIONS TO SHAREHOLDERS:

The tax character of distributions paid during the years ended December 31, 2007 and 2006 was as follows:

                                                               2007       2006
--------------------------------------------------------------------------------
Distributions paid from ordinary income                       $  --     $692,340
________________________________________________________________________________
================================================================================


TAX COMPONENTS OF NET ASSETS:

As of December 31, 2007, the components of net assets on a tax basis were as follows:

                                                                     2007
------------------------------------------------------------------------------
Net unrealized appreciation -- investments                      $  334,897,801
------------------------------------------------------------------------------
Temporary book/tax differences                                        (284,803)
------------------------------------------------------------------------------
Capital loss carryforward                                         (233,324,538)
------------------------------------------------------------------------------
Shares of beneficial interest                                    1,334,682,644
==============================================================================
  Total net assets                                              $1,435,971,104
______________________________________________________________________________
==============================================================================


    The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's net unrealized appreciation difference is attributable primarily to losses on wash sales and the deferral of losses on certain straddle transactions. The tax-basis net unrealized appreciation on investments amount includes appreciation on foreign currencies of $349.

    The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

    Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the

AIM V.I. Capital Appreciation Fund

Internal Revenue Code and related regulations based on the results of future transactions. Under these limitation rules, the Fund is limited as of December 31, 2007 to utilizing $189,887,985 of capital loss carryforward in the fiscal year ended December 31, 2008.

    The Fund utilized $71,222,562 of capital loss carryforward in the current period to offset net realized capital gain for federal income tax purposes. The Fund has a capital loss carryforward as of December 31, 2007 which expires as follows:

                                                                CAPITAL LOSS
EXPIRATION                                                      CARRYFORWARD*
-----------------------------------------------------------------------------
December 31, 2009                                               $ 32,326,216
-----------------------------------------------------------------------------
December 31, 2010                                                144,685,370
-----------------------------------------------------------------------------
December 31, 2011                                                 56,312,952
=============================================================================
Total capital loss carryforward                                 $233,324,538
_____________________________________________________________________________
=============================================================================

* Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code. To the extent that unrealized gains as of the dates May 1, 2006, the date of the reorganization of AIM V.I. Aggressive Growth Fund and V.I. Growth Fund into the Fund and November 6, 2006, the date of the reorganization of AIM V.I. Demographic Trends Fund into the Fund are realized on securities held in each fund at such dates of the reorganizations, the capital loss carryforward may be further limited for up to five years from the dates of the reorganizations.
    On April 27, 2007, 1,144,589 shares of the Fund valued at $56,570,503 were redeemed by a significant shareholder and settled through a redemption-in-kind transaction, which resulted in realized gains of $11,904,147 to the Fund for book purposes. Such gains are not recognized for federal income tax purposes.

NOTE 10--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended December 31, 2007 was $1,057,638,933 and $1,361,444,934, respectively.

UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENT SECURITIES ON A TAX BASIS
------------------------------------------------------------------------------
Aggregate unrealized appreciation of investment securities       $366,725,159
------------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities      (31,827,707)
==============================================================================
Net unrealized appreciation of investment securities             $334,897,452
______________________________________________________________________________
==============================================================================
Cost of investments for tax purposes is $1,127,298,362.

NOTE 11--RECLASSIFICATION OF PERMANENT DIFFERENCES

Primarily as a result of differing book/tax treatment of foreign currency transactions, expired capital loss carryforward, redemption-in-kind adjustments and net operating losses, on December 31, 2007, undistributed net investment income (loss) was increased by $490,604, undistributed net realized gain (loss) was decreased by $8,096,183 and shares of beneficial interest increased by $7,605,579. This reclassification had no effect on the net assets of the Fund.

AIM V.I. Capital Appreciation Fund

NOTE 12--SHARE INFORMATION

                                              CHANGES IN SHARES OUTSTANDING
--------------------------------------------------------------------------------------------------------------------------
                                                                                YEAR ENDED DECEMBER 31,
                                                              ------------------------------------------------------------
                                                                        2007(A)                           2006
                                                              ----------------------------    ----------------------------
                                                                SHARES          AMOUNT          SHARES          AMOUNT
--------------------------------------------------------------------------------------------------------------------------
Sold:
  Series I                                                      2,435,959    $  69,086,990      5,977,566    $ 149,575,490
--------------------------------------------------------------------------------------------------------------------------
  Series II                                                     1,121,588       30,704,269      2,823,485       70,459,146
==========================================================================================================================
Issued as reinvestment of dividends:
  Series I                                                             --               --         24,351          639,944
==========================================================================================================================
Issued in connection with acquisitions:(b)
  Series I                                                             --               --     18,028,541      472,256,763
--------------------------------------------------------------------------------------------------------------------------
  Series II                                                            --               --      1,104,876       28,680,379
==========================================================================================================================
Reacquired:
  Series I                                                    (11,374,631)    (319,136,363)   (11,438,432)    (285,157,727)
--------------------------------------------------------------------------------------------------------------------------
  Series II                                                    (3,386,840)     (94,567,340)    (3,482,328)     (83,377,563)
==========================================================================================================================
                                                              (11,203,924)   $(313,912,444)    13,038,059    $ 353,076,432
__________________________________________________________________________________________________________________________
==========================================================================================================================

(a) There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate they own 47% of the outstanding shares of the Fund. The Fund and the Fund's principal underwriter or advisor, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, AIM and/or AIM affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, AIM and or AIM affiliates including but not limited to services such as, securities brokerage, third party record keeping and account servicing and administrative services. The Trust has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.
(b) As of the opening of business on May 1, 2006, the Fund acquired all the net assets of AIM V.I. Aggressive Growth Fund and AIM V.I. Growth Fund pursuant to the plans of reorganization approved by the Trustees of the Fund on November 14, 2005 and by the shareholders of AIM V.I. Aggressive Growth Fund and AIM V.I. Growth Fund, respectively on April 4, 2006. The acquisitions were accomplished by a tax-free exchange of 16,894,072 shares of the Fund for 11,361,885 shares outstanding of AIM V.I. Aggressive Growth Fund and 15,600,092 shares outstanding of AIM V.I. Growth Fund as of the close of business on April 28, 2006. Each class of shares of AIM V.I. Aggressive Growth Fund and AIM V.I. Growth Fund was exchanged for the like class of shares of the Fund based on the relative net asset value of AIM V.I. Aggressive Growth Fund and AIM V.I. Growth Fund to the net asset value of the Fund on the close of business, April 28, 2006. AIM V.I. Aggressive Growth Fund's net assets as of the close of business on April 28, 2006 of $155,800,373 including $27,776,076 of unrealized appreciation and AIM V.I. Growth Fund's net assets as of the close of business on April 28, 2006 of $288,359,981 including $64,941,780 of unrealized appreciation, were combined with the net assets of the Fund immediately before the acquisition were $1,269,556,120. The combined aggregate net assets of the Fund subsequent to the reorganizations were $1,713,716,474.
       In addition, as of the opening of business on November 6, 2006, the Fund acquired all of the net assets of AIM V.I. Dent Demographic Trends Fund pursuant to a plan of reorganization approved by the Trustees of the Fund on August 1, 2006 and by the shareholders of AIM V.I. Demographic Trends Fund on October 31, 2006. The acquisition was accomplished by a tax-free exchange of 2,239,345 shares of the Fund for 10,236,579 shares of AIM V.I. Demographics Trends Fund shares outstanding as of the close of business on November 3, 2006. Each class of shares of AIM V.I. Demographic Trends Fund was exchanged for the like class of shares of the Fund based on the relative net asset value of AIM V.I. Demographic Trends Fund to the net asset value of the Fund on the close of business, November 3, 2006. AIM V.I. Demographic Trends Fund's net assets as of the close of business on November 3, 2006 of $56,776,788, including $4,497,179 of unrealized appreciation, were combined with those of the Fund immediately before the acquisition of $1,506,731,773. The combined aggregate net assets of the Fund subsequent to the reorganizations were $1,563,508,561.

NOTE 13--SIGNIFICANT EVENT

At a meeting held on December 13, 2007, the Board of Trustees of Trust approved certain proposals to be presented for shareholder approval at a special meeting of the shareholders of the Trust intended to be held on February 29, 2008 (the "Special Meeting"). At the Special Meeting, shareholders of record as of the close of business on November 30, 2007, are entitled to vote their respective shares on several proposals that including, among others the following proposal.

    New proposed sub-advisory agreement between A I M Advisors, Inc. ("AIM") and each of AIM Funds Management Inc., Invesco Asset Management Deutschland, GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Global Asset Management (N.A.), Inc., Invesco Hong Kong Limited, Invesco Institutional (N.A.), Inc. and Invesco Senior Secured Management, Inc. (collectively, the "Affiliated Sub-Advisers") (the "New Sub-advisory Arrangements"). This proposal is intended to benefit the Fund and its shareholders by permitting AIM to utilize the additional resources and talent of these affiliated sub-advisers in managing the Fund. Because AIM would pay all of the sub-advisory fees of the sub-advisers, the new sub-advisory arrangements would not affect the fees the Fund pays pursuant to the advisory agreement. If approved by shareholders, the New Sub-advisory Arrangements are expected to become effective on or about May 1, 2008.

AIM V.I. Capital Appreciation Fund


NOTE 14--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                         SERIES I
                                                              ---------------------------------------------------------------
                                                                                  YEAR ENDED DECEMBER 31,
                                                              ---------------------------------------------------------------
                                                                 2007             2006         2005        2004        2003
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $    26.22       $    24.67    $  22.69    $  21.28    $  16.43
-----------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                      0.01             0.01        0.03        0.02(a)    (0.04)(b)
-----------------------------------------------------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)            3.14             1.55        1.97        1.39        4.89
=============================================================================================================================
    Total from investment operations                                3.15             1.56        2.00        1.41        4.85
=============================================================================================================================
Less dividends from net investment income                             --            (0.01)      (0.02)         --          --
=============================================================================================================================
Net asset value, end of period                                $    29.37       $    26.22    $  24.67    $  22.69    $  21.28
_____________________________________________________________________________________________________________________________
=============================================================================================================================
Total return(c)                                                    12.01%            6.34%       8.79%       6.62%      29.52%
_____________________________________________________________________________________________________________________________
=============================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $1,086,677       $1,204,559    $822,899    $886,990    $938,820
=============================================================================================================================
Ratio of expenses to average net assets                             0.88%(d)         0.91%       0.89%       0.91%       0.85%
=============================================================================================================================
Ratio of net investment income (loss) to average net assets         0.03%(d)         0.06%       0.11%       0.09%(a)    (0.23)%
_____________________________________________________________________________________________________________________________
=============================================================================================================================
Portfolio turnover rate                                               71%             120%         97%         74%         61%
_____________________________________________________________________________________________________________________________
=============================================================================================================================

(a) Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets include a special cash dividend received of $3.00 per share owned of Microsoft Corp. on December 2, 2004. Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets excluding the special dividend are $(0.04) and (0.17)%, respectively.
(b)  Calculated using average shares outstanding.
(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.
(d)  Ratios are based on average daily net assets of $1,151,733,266.

                                                                                      SERIES II
                                                              ----------------------------------------------------------
                                                                               YEAR ENDED DECEMBER 31,
                                                              ----------------------------------------------------------
                                                                2007           2006        2005        2004       2003
------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $  25.91       $  24.43    $  22.50    $  21.16    $ 16.38
------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                   (0.07)         (0.05)      (0.03)      (0.02)(a)   (0.09)(b)
------------------------------------------------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)          3.11           1.53        1.96        1.36       4.87
========================================================================================================================
    Total from investment operations                              3.04           1.48        1.93        1.34       4.78
========================================================================================================================
Net asset value, end of period                                $  28.95       $  25.91    $  24.43    $  22.50    $ 21.16
________________________________________________________________________________________________________________________
========================================================================================================================
Total return(c)                                                  11.73%          6.06%       8.58%       6.33%     29.18%
________________________________________________________________________________________________________________________
========================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $349,294       $371,316    $339,190    $136,982    $70,466
========================================================================================================================
Ratio of expenses to average net assets                           1.13%(d)       1.16%       1.14%       1.16%      1.10%
========================================================================================================================
Ratio of net investment income (loss) to average net assets      (0.22)%(d)     (0.19)%     (0.14)%     (0.16)%(a)   (0.48)%
________________________________________________________________________________________________________________________
========================================================================================================================
Portfolio turnover rate                                             71%           120%         97%         74%        61%
________________________________________________________________________________________________________________________
========================================================================================================================

(a) Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets include a special cash dividend received of $3.00 per share owned of Microsoft Corp. on December 2, 2004. Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets excluding the special dividend are $(0.08) and (0.42)%, respectively.
(b)  Calculated using average shares outstanding.
(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.
(d)  Ratios are based on average daily net assets of $366,997,682.

AIM V.I. Capital Appreciation Fund


NOTE 15--LEGAL PROCEEDINGS

Terms used in the Legal Proceedings Note are defined terms solely for the purpose of this note.


PENDING LITIGATION AND REGULATORY INQUIRIES


On August 30, 2005, the West Virginia Office of the State Auditor -- Securities Commission ("WVASC") issued a Summary Order to Cease and Desist and Notice of Right to Hearing to A I M Advisors, Inc. ("AIM") and A I M Distributors, Inc. ("ADI") (Order No. 05-1318). The WVASC makes findings of fact that AIM and ADI entered into certain arrangements permitting market timing of the AIM Funds and failed to disclose these arrangements in the prospectuses for such Funds, and conclusions of law to the effect that AIM and ADI violated the West Virginia securities laws. The WVASC orders AIM and ADI to cease any further violations and seeks to impose monetary sanctions, including restitution to affected investors, disgorgement of fees, reimbursement of investigatory, administrative and legal costs and an "administrative assessment," to be determined by the Commissioner. Initial research indicates that these damages could be limited or capped by statute. By agreement with the Commissioner of Securities, AIM's time to respond to that Order has been indefinitely suspended.

    Civil lawsuits, including purported class action and shareholder derivative suits, have been filed against certain of the AIM Funds, INVESCO Funds Group, Inc. ("IFG") (the former investment advisor to certain AIM Funds), AIM, ADI and/or related entities and individuals, depending on the lawsuit, alleging:

    - that the defendants permitted improper market timing and related activity in the AIM Funds; and

    - that certain AIM Funds inadequately employed fair value pricing.

    These lawsuits allege as theories of recovery, depending on the lawsuit, violations of various provisions of the Federal and state securities laws and ERISA, negligence, breach of fiduciary duty and/or breach of contract. These lawsuits seek remedies that include, depending on the lawsuit, damages, restitution, injunctive relief, imposition of a constructive trust, removal of certain directors and/or employees, various corrective measures under ERISA, rescission of certain AIM Funds' advisory agreements and/or distribution plans and recovery of all fees paid.

    All lawsuits based on allegations of market timing, late trading and related issues have been transferred to the United States District Court for the District of Maryland (the "MDL Court"). Pursuant to an Order of the MDL Court, plaintiffs in these lawsuits consolidated their claims for pre-trial purposes into three amended complaints against various AIM- and IFG-related parties: (i) a Consolidated Amended Class Action Complaint purportedly brought on behalf of shareholders of the AIM Funds; (ii) a Consolidated Amended Fund Derivative Complaint purportedly brought on behalf of the AIM Funds and fund registrants; and (iii) an Amended Class Action Complaint for Violations of the Employee Retirement Income Securities Act ("ERISA") purportedly brought on behalf of participants in Invesco Ltd. ("Invesco") 401(k) plan. Based on orders issued by the MDL Court, all claims asserted against the AIM Funds that have been transferred to the MDL Court have been dismissed, although certain Funds remain nominal defendants in the Consolidated Amended Fund Derivative Complaint. On September 15, 2006, the MDL Court granted the Invesco defendants' motion to dismiss the Amended Class Action Complaint for Violations of ERISA and dismissed such Complaint. The plaintiff has commenced an appeal from that decision.

    IFG, AIM, ADI and/or related entities and individuals have received inquiries from numerous regulators in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, among others, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to
Section 529 college savings plans and procedures for locating lost security holders. IFG, AIM and ADI have advised the Fund that they are providing full cooperation with respect to these inquiries. Regulatory actions and/or additional civil lawsuits related to these or other issues may be filed against the AIM Funds, IFG, AIM and/or related entities and individuals in the future.

    At the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the outcome of the Pending Litigation and Regulatory Inquiries described above may have on AIM, ADI or the Fund.

AIM V.I. Capital Appreciation Fund

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of AIM Variable Insurance Funds and Shareholders of AIM V.I. Capital Appreciation Fund:



In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of AIM V.I. Capital Appreciation Fund (one of the funds constituting AIM Variable Insurance Funds, hereafter referred to as the "Fund") at December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights for each of the periods ended on or before December 31, 2004 were audited by another independent registered public accounting firm whose report dated February 4, 2005 expressed an unqualified opinion on those statements.

PRICEWATERHOUSECOOPERS LLP

February 12, 2008
Houston, Texas

AIM V.I. Capital Appreciation Fund

CALCULATING YOUR ONGOING FUND EXPENSES

EXAMPLE

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service fees (12b-1); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2007, through December 31, 2007.

    The actual and hypothetical expenses in the examples below do not represent the effect of any fees or other expenses assessed in connection with a variable product; if they did, the expenses shown would be higher while the ending account values shown would be lower.

ACTUAL EXPENSES

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return.

    The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

    Please note that the expenses shown in the table are meant to highlight your ongoing costs. Therefore, the hypothetical information is useful in comparing ongoing costs, and will not help you determine the relative total costs of owning different funds.

                                                                                           HYPOTHETICAL
                                                                                     (5% ANNUAL RETURN BEFORE
                                                          ACTUAL                            EXPENSES)
                                                 ENDING                              ENDING
                             BEGINNING           ACCOUNT          EXPENSES           ACCOUNT          EXPENSES        ANNUALIZED
                           ACCOUNT VALUE          VALUE          PAID DURING          VALUE          PAID DURING       EXPENSE
        CLASS               (07/01/07)        (12/31/07)(1)       PERIOD(2)        (12/31/07)         PERIOD(2)         RATIO
      Series I               $1,000.00          $1,021.60          $ 4.54           $1,020.72           $4.53            0.89%
      Series II               1,000.00           1,020.10            5.80            1,019.46            5.80            1.14

(1) The actual ending account value is based on the actual total return of the Fund for the period July 1, 2007, through December 31, 2007, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund's expense ratio and a hypothetical annual return of 5% before expenses.

(2) Expenses are equal to the Fund's annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

AIM V.I. Capital Appreciation Fund

TRUSTEES AND OFFICERS

The address of each trustee and officer of AIM Variable Insurance Funds (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. Each trustee oversees 104 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

                                                                                       OTHER
                                  TRUSTEE                                              TRUSTEESHIP(S)/
NAME, YEAR OF BIRTH AND           AND/OR                                               DIRECTORSHIP(S)
POSITION(S) HELD WITH THE         OFFICER    PRINCIPAL OCCUPATION(S)                   HELD BY
TRUST                             SINCE      DURING PAST 5 YEARS                       TRUSTEE/ DIRECTOR
-------------------------------------------------------------------------------------------------------------------------
 Interested Persons
-------------------------------------------------------------------------------------------------------------------------

   Martin L. Flanagan(1) -- 1960  2007       Director, Chief Executive Officer and     None
   Trustee                                   President, Invesco Ltd. (ultimate parent
                                             of AIM and a global investment
                                             management firm) and, Invesco Holding
                                             Company (parent of AIM and a global
                                             investment management firm); Chairman,
                                             A I M Advisors, Inc. (registered
                                             investment advisor); Director, Chairman,
                                             Chief Executive Officer and President,
                                             IVZ Inc. (holding company); and INVESCO
                                             North American Holdings, Inc. (holding
                                             company); Chairman and President,
                                             INVESCO Group Services, Inc. (service
                                             provider); Trustee, The AIM Family of
                                             Funds(R); Vice Chairman, Investment
                                             Company Institute; and Member of
                                             Executive Board, SMU Cox School of
                                             Business

                                             Formerly: Chairman, Investment Company
                                             Institute; President, Co-Chief Executive
                                             Officer, Co-President, Chief Operating
                                             Officer and Chief Financial Officer,
                                             Franklin Resources, Inc. (global
                                             investment management organization)
-------------------------------------------------------------------------------------------------------------------------

   Philip A. Taylor(2) -- 1954    2006       Director, Chief Executive Officer and     None
   Trustee, President and                    President, AIM Mutual Fund Dealer Inc.
   Principal                                 (registered broker dealer), A I M
   Executive Officer                         Advisors, Inc., AIM Funds Management
                                             Inc. d/b/a INVESCO Enterprise Services
                                             (registered investment advisor and
                                             registered transfer agent), AIM Trimark
                                             Corporate Class Inc. (formerly AIM
                                             Trimark Global Fund Inc.) (corporate
                                             mutual fund company) and AIM Trimark
                                             Canada Fund Inc. (corporate mutual fund
                                             company), and 1371 Preferred Inc.
                                             (holding company); Director, Chairman,
                                             Chief Executive Officer and President,
                                             A I M Management Group Inc. (financial
                                             services holding company) and A I M
                                             Capital Management, Inc. (registered
                                             investment advisor); Director and
                                             President, INVESCO Funds Group, Inc.
                                             (registered investment advisor and
                                             register transfer agent) and AIM GP
                                             Canada Inc. (general partner for a
                                             limited partnership); Director, A I M
                                             Distributors, Inc. (registered broker
                                             dealer); Director and Chairman, AIM
                                             Investment Services, Inc. (registered
                                             transfer agent) and INVESCO
                                             Distributors, Inc. (registered broker
                                             dealer); Director, President and
                                             Chairman, IVZ Callco Inc. (holding
                                             company), INVESCO Inc. (holding company)
                                             and AIM Canada Holdings Inc. (holding
                                             company); Trustee, President and
                                             Principal Executive Officer of The AIM
                                             Family of Funds--Registered Trademark--
                                             (other than AIM Treasurer's Series
                                             Trust, Short-Term Investments Trust and
                                             Tax-Free Investments Trust); Trustee and
                                             Executive Vice President, The AIM Family
                                             of Funds--Registered Trademark-- (AIM
                                             Treasurer's Series Trust, Short-Term
                                             Investments Trust and Tax-Free
                                             Investments Trust only); and Manager,
                                             PowerShares Capital Management LLC

                                             Formerly: Director and Chairman, Fund
                                             Management Company (registered broker
                                             dealer); President and Principal
                                             Executive Officer, The AIM Family of
                                             Funds--Registered Trademark-- (AIM
                                             Treasurer's Series Trust, Short-Term
                                             Investments Trust and Tax-Free
                                             Investments Trust only); Chairman, AIM
                                             Canada Holdings, Inc.; President, AIM
                                             Trimark Global Fund Inc. and AIM Trimark
                                             Canada Fund Inc.; and Director, Trimark
                                             Trust (federally regulated Canadian
                                             Trust Company)
-------------------------------------------------------------------------------------------------------------------------
 Independent Trustees
-------------------------------------------------------------------------------------------------------------------------

   Bruce L. Crockett -- 1944      1993       Chairman, Crockett Technology Associates  ACE Limited (insurance company);
   Trustee and Chair                         (technology consulting company)           and Captaris, Inc. (unified
                                                                                       messaging provider)
-------------------------------------------------------------------------------------------------------------------------

   Bob R. Baker -- 1936           2004       Retired                                   None
   Trustee
-------------------------------------------------------------------------------------------------------------------------

   Frank S. Bayley -- 1939        2001       Retired                                   None
   Trustee                                   Formerly: Partner, law firm of Baker &
                                             McKenzie and Director, Badgley Funds,
                                             Inc. (registered investment company) (2
                                             portfolios)
-------------------------------------------------------------------------------------------------------------------------

   James T. Bunch -- 1942         2004       Founder, Green, Manning & Bunch Ltd.,     None
   Trustee                                   (investment banking firm)
                                             Formerly: Director, Policy Studies, Inc.
                                             and Van Gilder Insurance Corporation
-------------------------------------------------------------------------------------------------------------------------

   Albert R. Dowden -- 1941       2000       Director of a number of public and        None
   Trustee                                   private business corporations, including
                                             the Boss Group Ltd. (private investment
                                             and management); Reich & Tang Funds
                                             (Chairman) (registered investment
                                             company) (7 portfolios), Daily Income
                                             Fund (4 portfolios), California Daily
                                             Tax Free Income Fund, Inc., Connecticut
                                             Daily Tax Free Income Fund, Inc. and New
                                             Jersey Daily Municipal Fund, Inc.,
                                             Annuity and Life Re (Holdings), Ltd.
                                             (insurance company), and Homeowners of
                                             America Holding Corporation (property
                                             casualty company)

                                             Formerly: Director, CompuDyne
                                             Corporation (provider of product and
                                             services to the public security market);
                                             Director, President and Chief Executive
                                             Officer, Volvo Group North America,
                                             Inc.; Senior Vice President, AB Volvo;
                                             Director of various affiliated Volvo
                                             companies; and Director, Magellan
                                             Insurance Company
-------------------------------------------------------------------------------------------------------------------------

   Jack M. Fields -- 1952         1997       Chief Executive Officer, Twenty First     Administaff
   Trustee                                   Century Group, Inc. (government affairs
                                             company); and Owner and Chief Executive
                                             Officer, Dos Angelos Ranch, L.P.
                                             (cattle, hunting, corporate
                                             entertainment)
                                             Formerly: Chief Executive Officer,
                                             Texana Timber LP (sustainable forestry
                                             company), and Discovery Global Education
                                             Fund (non-profit)

-------------------------------------------------------------------------------------------------------------------------

   Carl Frischling -- 1937        1993       Partner, law firm of Kramer Levin         Director, Reich & Tang Funds) (15
   Trustee                                   Naftalis and Frankel LLP                  portfolios)
-------------------------------------------------------------------------------------------------------------------------

   Prema Mathai-Davis -- 1950     1998       Formerly: Chief Executive Officer, YWCA   None
   Trustee                                   of the USA
-------------------------------------------------------------------------------------------------------------------------

   Lewis F. Pennock -- 1942       1993       Partner, law firm of Pennock & Cooper     None
   Trustee
-------------------------------------------------------------------------------------------------------------------------

   Larry Soll -- 1942             2004       Retired                                   None
   Trustee
-------------------------------------------------------------------------------------------------------------------------

   Raymond Stickel, Jr. -- 1944   2005       Retired                                   None
   Trustee                                   Formerly: Partner, Deloitte & Touche;
                                             and Director, Mainstay VP Series Funds,
                                             Inc. (25 portfolios)
-------------------------------------------------------------------------------------------------------------------------

(1) Mr. Flanagan was appointed as Trustee of the Trust on February 24, 2007. Mr. Flanagan is considered an interested person of the Trust because he is an officer of the advisor to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the advisor to the Trust.
(2) Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.

AIM V.I. Capital Appreciation Fund

                                                                                       OTHER
                                  TRUSTEE                                              TRUSTEESHIP(S)/
NAME, YEAR OF BIRTH AND           AND/OR                                               DIRECTORSHIP(S)
POSITION(S) HELD WITH THE         OFFICER    PRINCIPAL OCCUPATION(S)                   HELD BY TRUSTEE/
TRUST                             SINCE      DURING PAST 5 YEARS                       DIRECTOR
-------------------------------------------------------------------------------------------------------------------------
 Other Officers
-------------------------------------------------------------------------------------------------------------------------

   Russell C. Burk -- 1958        2005       Senior Vice President and Senior Officer  N/A
   Senior Vice President and                 of The AIM Family of Funds--Registered
   Senior Officer                            Trademark--
                                             Formerly: Director of Compliance and
                                             Assistant General Counsel, ICON
                                             Advisers, Inc.; Financial Consultant,
                                             Merrill Lynch; General Counsel and
                                             Director of Compliance, ALPS Mutual
                                             Funds, Inc.
-------------------------------------------------------------------------------------------------------------------------

   John M. Zerr -- 1962           2006       Director, Senior Vice President,          N/A
   Senior Vice President, Chief              Secretary and General Counsel, A I M
   Legal Officer and Secretary               Management Group Inc., A I M Advisors,
                                             Inc. and A I M Capital Management, Inc.;
                                             Director, Vice President and Secretary,
                                             AIM Investment Services, Inc. and
                                             INVESCO Distributors, Inc.; Director,
                                             Senior Vice President and Secretary,
                                             A I M Distributors, Inc.; Director and
                                             Vice President, INVESCO Funds Group
                                             Inc.; Senior Vice President, Chief Legal
                                             Officer and Secretary of The AIM Family
                                             of Funds--Registered Trademark--; and
                                             Manager, PowerShares Capital Management
                                             LLC

                                             Formerly: Director, Vice President and
                                             Secretary, Fund Management Company; Vice
                                             President, A I M Capital Management,
                                             Inc.; Chief Operating Officer, Senior
                                             Vice President, General Counsel and
                                             Secretary, Liberty Ridge Capital, Inc.
                                             (an investment adviser); Vice President
                                             and Secretary, PBHG Funds (an investment
                                             company); Vice President and Secretary,
                                             PBHG Insurance Series Fund (an
                                             investment company); General Counsel and
                                             Secretary, Pilgrim Baxter Value
                                             Investors (an investment adviser); Chief
                                             Operating Officer, General Counsel and
                                             Secretary, Old Mutual Investment
                                             Partners (a broker-dealer); General
                                             Counsel and Secretary, Old Mutual Fund
                                             Services (an administrator); General
                                             Counsel and Secretary, Old Mutual
                                             Shareholder Services (a shareholder
                                             servicing center); Executive Vice
                                             President, General Counsel and
                                             Secretary, Old Mutual Capital, Inc. (an
                                             investment adviser); and Vice President
                                             and Secretary, Old Mutual Advisors Funds
                                             (an investment company)
-------------------------------------------------------------------------------------------------------------------------

   Lisa O. Brinkley -- 1959       2004       Global Compliance Director, Invesco       N/A
   Vice President                            Ltd.; and Vice President of The AIM
                                             Family of Funds--Registered Trademark--

                                             Formerly: Senior Vice President, A I M
                                             Management Group Inc. (financial
                                             services holding company); Senior Vice
                                             President and Chief Compliance Officer,
                                             A I M Advisors, Inc. and The AIM Family
                                             of Funds--Registered Trademark--; Vice
                                             President and Chief Compliance Officer,
                                             A I M Capital Management, Inc. and A I M
                                             Distributors, Inc.; Vice President, AIM
                                             Investment Services, Inc. and Fund
                                             Management Company; Senior Vice
                                             President and Chief Compliance Officer
                                             of The AIM Family of Funds--Registered
                                             Trademark--; and Senior Vice President
                                             and Compliance Director, Delaware
                                             Investments Family of Funds
-------------------------------------------------------------------------------------------------------------------------

   Kevin M. Carome -- 1956        2003       General Counsel, Secretary and Senior
   Vice President                            Managing Director, Invesco Ltd.;
                                             Director and Secretary, Invesco Holding
                                             Company Limited, IVZ, Inc. and INVESCO
                                             Group Services, Inc.; Director, INVESCO
                                             Funds Group, Inc.; Secretary, INVESCO
                                             North American Holdings, Inc.; and Vice
                                             President of The AIM Family of
                                             Funds--Registered Trademark--

                                             Formerly: Senior Managing Director,       N/A
                                             Invesco Holding Company Limited;
                                             Director, Senior Vice President,
                                             Secretary and General Counsel, A I M
                                             Management Group Inc. and A I M
                                             Advisors, Inc.; Senior Vice President,
                                             A I M Distributors, Inc.; Director,
                                             General Counsel and Vice President, Fund
                                             Management Company; Vice President,
                                             A I M Capital Management, Inc. and AIM
                                             Investment Services, Inc.; Senior Vice
                                             President, Chief Legal Officer and
                                             Secretary of The AIM Family of
                                             Funds--Registered Trademark--; Director
                                             and Vice President, INVESCO
                                             Distributors, Inc.; Chief Executive
                                             Officer and President, INVESCO Funds
                                             Group, Inc.; and Senior Vice President
                                             and General Counsel, Liberty Financial
                                             Companies, Inc.
-------------------------------------------------------------------------------------------------------------------------

   Sidney M. Dilgren -- 1961      2004       Vice President, A I M Advisors, Inc. and  N/A
   Vice President, Principal                 A I M Capital Management, Inc.; and Vice
   Financial Officer and                     President, Treasurer and Principal
   Treasurer                                 Financial Officer of The AIM Family of
                                             Funds--Registered Trademark--

                                             Formerly: Fund Treasurer, A I M
                                             Advisors, Inc.; Senior Vice President,
                                             AIM Investment Services, Inc.; and Vice
                                             President, A I M Distributors, Inc.
-------------------------------------------------------------------------------------------------------------------------

   Karen Dunn Kelley -- 1960      2004       Head of Invesco's World Wide Fixed        N/A
   Vice President                            Income and Cash Management Group;
                                             Director of Cash Management and Senior
                                             Vice President, A I M Advisors, Inc. and
                                             A I M Capital Management, Inc; Executive
                                             Vice President, A I M Distributors,
                                             Inc.; Senior Vice President, A I M
                                             Management Group Inc.; Vice President,
                                             The AIM Family of Funds--Registered
                                             Trademark-- (other than AIM Treasurer's
                                             Series Trust, Short-Term Investments
                                             Trust and Tax-Free Investments Trust);
                                             and President and Principal Executive
                                             Officer, The AIM Family of
                                             Funds--Registered Trademark-- (AIM
                                             Treasurer's Series Trust, Short-Term
                                             Investments Trust and Tax-Free
                                             Investments Trust only)
                                             Formerly: Director and President, Fund
                                             Management Company; Chief Cash
                                             Management Officer and Managing
                                             Director, A I M Capital Management,
                                             Inc.; Vice President, A I M Advisors,
                                             Inc. and The AIM Family of
                                             Funds--Registered Trademark-- (AIM
                                             Treasurer's Series Trust, Short-Term
                                             Investments Trust and Tax-Free
                                             Investments Trust only)
-------------------------------------------------------------------------------------------------------------------------

   Lance A. Rejsek -- 1967        2005       Anti-Money Laundering Compliance          N/A
   Anti-Money Laundering                     Officer, A I M Advisors, Inc., A I M
   Compliance Officer                        Capital Management, Inc., A I M
                                             Distributors, Inc., AIM Investment
                                             Services, Inc., AIM Private Asset
                                             Management, Inc. and The AIM Family of
                                             Funds--Registered Trademark--
                                             Formerly: Anti-Money Laundering
                                             Compliance Officer, Fund Management
                                             Company; and Manager of the Fraud
                                             Prevention Department, AIM Investment
                                             Services, Inc.
-------------------------------------------------------------------------------------------------------------------------

   Todd L. Spillane -- 1958       2006       Senior Vice President, A I M Management   N/A
   Chief Compliance Officer                  Group Inc.; Senior Vice President and
                                             Chief Compliance Officer, A I M
                                             Advisors, Inc. and A I M Capital
                                             Management, Inc.; Chief Compliance
                                             Officer of The AIM Family of
                                             Funds--Registered Trademark--, Invesco
                                             Global Asset Management (N.A.), Inc.,
                                             (registered investment advisor), Invesco
                                             Institutional (N.A.), Inc., (registered
                                             investment advisor), INVESCO Private
                                             Capital Investments, Inc. (holding
                                             company), Invesco Private Capital, Inc.
                                             (registered investment advisor) and
                                             Invesco Senior Secured Management, Inc.
                                             (registered investment advisor); and
                                             Vice President, A I M Distributors, Inc.
                                             and AIM Investment Services, Inc.

                                             Formerly: Vice President, A I M Capital
                                             Management, Inc. and Fund Management
                                             Company; Global Head of Product
                                             Development, AIG-Global Investment
                                             Group, Inc.; and Chief Compliance
                                             Officer and Deputy General Counsel,
                                             AIG-SunAmerica Asset Management
-------------------------------------------------------------------------------------------------------------------------

The Statement of Additional Information of the Trust includes additional information about the Fund's Trustees and is available upon request, without charge, by calling 1.800.410.4246.

OFFICE OF THE FUND            INVESTMENT ADVISOR       DISTRIBUTOR              AUDITORS
11 Greenway Plaza             A I M Advisors, Inc.     A I M Distributors,      PricewaterhouseCoopers
Suite 100                     11 Greenway Plaza        Inc.                     LLP
Houston, TX 77046-1173        Suite 100                11 Greenway Plaza        1201 Louisiana Street
                              Houston, TX 77046-1173   Suite 100                Suite 2900
                                                       Houston, TX 77046-1173   Houston, TX 77002-5678

COUNSEL TO THE FUND           COUNSEL TO THE           TRANSFER AGENT           CUSTODIAN
Ballard Spahr                 INDEPENDENT TRUSTEES     AIM Investment           State Street Bank and
Andrews & Ingersoll, LLP      Kramer, Levin, Naftalis  Services, Inc.           Trust
1735 Market Street, 51st      & Frankel LLP            P.O. Box 4739            Company
Floor                         1177 Avenue of the       Houston, TX 77210-4739   225 Franklin Street
Philadelphia, PA 19103-7599   Americas                                          Boston, MA 02110-2801
                              New York, NY 10036-2714

DOMESTIC EQUITY

Mid-Cap Growth

                                                                AIM V.I. Capital
                                                                Development Fund
                               Annual Report to Shareholders - December 31, 2007

The Fund provides a complete list of its
holdings four times in each fiscal year,
at the quarter-ends. For the second and
fourth quarters, the lists appear in the
Fund's semiannual and annual reports to
shareholders. For the first and third
quarters, the Fund files the lists with
the Securities and Exchange Commission
(SEC) on Form N-Q. The Fund's Form N-Q
filings are available on the SEC Web site,                   [COVER GLOBE IMAGE]
sec.gov. Copies of the Fund's Forms N-Q
may be reviewed and copied at the SEC
Public Reference Room in Washington,
D.C.You can obtain information on the
operation of the Public Reference Room,
including information about duplicating
fee charges, by calling 202-942-8090 or
800-732-0330, or by electronic request at
the following E-mail address:
publicinfo@sec.gov. The SEC file numbers
for the Fund are 811-07452 and 033-57340.
The Fund's most recent portfolio holdings,
as filed on Form N-Q, have also been made
available to insurance companies issuing
variable annuity contracts and variable
life insurance policies ("variable
products") that invest in the Fund.

A description of the policies and                           AIM V.I. CAPITAL DEVELOPMENT FUND's investment
procedures that the Fund uses to determine                       objective is long-term growth of capital.
how to vote proxies relating to portfolio
securities is available without charge,
upon request, from our Client Services
department at 800-410-4246 or on the AIM
Web site, AIMinvestments.com. On the home
page, scroll down and click on Proxy
Policy. The information is also available
on the SEC Web site, sec.gov.

Information regarding how the Fund voted
proxies related to its portfolio
securities during the 12 months ended June
30, 2007, is available at our Web site. Go
to AIMinvestments.com, access the About Us   Unless otherwise stated, information presented in this report
tab, click on Required Notices and then      is as of December 31, 2007, and is based on total net assets.
click on Proxy Voting Activity. Next,
select the Fund from the drop-down menu.                   Unless otherwise noted, all data in this report
The information is also available on the                              are from A I M Management Group Inc.
SEC Web site, sec.gov.

                                             =============================================================
                                             THIS REPORT MUST BE ACCOMPANIED OR PRECEDED BY A CURRENTLY
                                             EFFECTIVE FUND PROSPECTUS AND VARIABLE PRODUCT PROSPECTUS,
                                             WHICH CONTAIN MORE COMPLETE INFORMATION, INCLUDING SALES
                                             CHARGES AND EXPENSES. INVESTORS SHOULD READ EACH CAREFULLY
 [AIM INVESTMENTS LOGO]                      BEFORE INVESTING.
--REGISTERED TRADEMARK--                     =============================================================

                                                     NOT FDIC INSURED   MAY LOSE VALUE   NO BANK GUARANTEE

                                                                                  A I M DISTRIBUTORS, INC.

AIM V.I. Capital Development Fund

Management's discussion of Fund performance                                                  Risk management plays an important role
                                                                                          in portfolio construction, as our target
=======================================================================================   portfolio attempts to limit volatility and
PERFORMANCE SUMMARY                                                                       downside risk. We seek to accomplish this
                                                                                          goal by investing in sectors, industries
For the fiscal year ended December 31, 2007, AIM V.I. Capital Development Fund had        and companies with attractive fundamental
double-digit returns and performed in line with its style-specific benchmark, the         prospects. We limit the Fund's sector
Russell Midcap Growth Index.                                                              exposure and also seek to minimize
                                                                                          stock-specific risk by building a
   The Fund outperformed the broad market as represented by the S&P 500 Index, largely    diversified portfolio of 100 to 120
due to solid stock selection across sectors. The Fund performed in line with the          holdings with an approximate weight of 1%
Russell Midcap Growth Index as outperformance in several sectors was offset by            at the time of purchase.
underperformance in other sectors.
                                                                                             We consider selling a stock for any of
FUND VS. INDEXES                                                                          the following reasons:

Total returns, 12/31/06-12/31/07, excluding variable product issuer charges. If           o The stock is overvalued based on our
variable product issuer charges were included, returns would be lower.                    analysis.

Series I Shares                                                                   10.84%  o A change in fundamental metrics
Series II Shares                                                                  10.55   indicates potential problems.
S&P 500 Index(triangle) (Broad Market Index)                                       5.49
Russell Midcap Growth Index Index(triangle) (Style-Specific Index)                11.43   o A change in market capitalization--if a
Lipper VUF Mid-Cap Growth Funds Index(triangle) (Peer Group Index)                18.39   stock grows and moves into the large-cap
Lipper Mid-Cap Growth Funds Index(triangle) (Former Peer Group Index)             21.41   range.
Sources: (triangle)Lipper Inc.
=======================================================================================   o A better stock candidate with higher
                                                                                          potential return is found.
How we invest                                o Earnings--focus on companies exhibiting
                                             strong growth in earnings, revenue and       Market conditions and your Fund
We believe a growth investment strategy is   cash flows
an essential component of a diversified                                                   Despite high market volatility late in the
portfolio.                                   o Quality--focus on companies with           year, major U.S. equity markets finished
                                             sustainable earnings growth and management   2007 in positive territory.(1) In the
   Our investment process combines           teams that profitably reinvest shareholder   first part of the year, strong economic
quantitative and fundamental analysis to     cash flow                                    growth, favorable corporate earnings and
uncover companies exhibiting long-term,                                                   increased merger and acquisition activity
sustainable earnings and cash flow growth    o Valuation--focus on companies that are     drove equity markets. However, concerns
that is not yet reflected by the stock's     attractively valued given their growth       about the credit markets, continued
market price.                                potential                                    weakness in housing and rising oil prices
                                                                                          weighed heavily on investor sentiment
   Our quantitative model ranks companies       Stocks that are ranked highest by our     during much of the second half of the
based on factors we have found to be         quantitative model are the focus of our      year.
highly correlated with outperformance in     fundamental research efforts. Our
the mid-cap growth universe, including:      fundamental analysis focuses on                 In this environment, mid- and large-cap
                                             identifying both industries and companies    stocks generally outperformed small-cap
                                             with strong drivers of growth.               stocks.(1) Additionally, growth stocks
                                                                                          generally outperformed value stocks.(1)
                                                                                          Positive perform-
==========================================   ==========================================   ==========================================

PORTFOLIO COMPOSITION                        TOP FIVE INDUSTRIES*                        TOP 10 EQUITY HOLDINGS*

By sector                                    1. Oil & Gas Equipment & Services      5.0%  1. Foster Wheeler Ltd.                2.0%
Information Technology                18.2%  2. Health Care Equipment               4.9   2. Aeropostale, Inc.                  1.5
Consumer Discretionary                17.9   3. Aerospace & Defense                 4.5   3. Precision Castparts Corp.          1.4
Industrials                           15.9   4. Semiconductors                      4.1   4. Solera Holdings Inc.               1.4
Health Care                           15.1   5. Application Software                3.6   5. Potash Corp. Of Saskatchewan Inc.  1.4
Energy                                11.3                                                6. Owens-Illinois, Inc.               1.3
Financials                             7.8   Total Net Assets           $340.59 million   7. Corrections Corp. Of America       1.3
Materials                              5.8                                                8. Joy Global Inc. 1.3
Telecommunication Services             2.8   Total Number of Holdings*              112   9. Humana Inc.                        1.2
Consumer Staples                       2.2                                                10. MF Global Ltd.                    1.2
Utilities                              0.7
Money Market Funds Plus Other
Assets Less Liabilities                2.3

The Fund's holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*Excluding money market fund holdings.
==========================================   ==========================================   ==========================================

AIM V.I. Capital Development Fund

ance was broad among Russell Midcap Growth   underperformance was the result of both                     Paul Rasplicka
Index sectors, with the best returns found   stock selection and an overweight              [RASPLICKA   Chartered Financial
in the energy, materials and industrials     position. Many financials stocks had weak        PHOTO]     Analyst, senior portfolio
sectors.(1)                                  performance due to concerns about the                       manager, is lead manager of
                                             extent of potential sub-prime loan           AIM V.I. Capital Development Fund. Mr.
   The Fund benefited from positive          defaults and the related credit crisis.      Rasplicka has been associated with the
absolute performance in seven of 10          Within this sector, key detractors to        advisor and/or its affiliates since 1994.
economic sectors, with the highest           performance included REIT holding RAIT       He began his investment career in 1982 as
positive impact on performance coming from   Financial Trust, real estate management      an equity research analyst. A native of
holdings in the industrials, energy and      services provider MERUELO MADDUX             Denver, Mr. Rasplicka is a magna cum laude
health care sectors. On a relative basis,    PROPERTIES and insurance provider Security   graduate of the University of Colorado in
the Fund outperformed the Russell Midcap     Capital Assurance. While we sold RAIT        Boulder with a B.S. in business
Growth Index in six of 10 sectors, with      Financial Trust and SECURITY CAPITAL         administration. He earned an M.B.A. from
the widest margin of outperformance in the   ASSURANCE, we continued to own Meruelo       the University of Chicago. He is a
industrials, consumer discretionary and      Maddux Properties at the close of the        Chartered Investment Counselor.
materials sectors.                           fiscal year.
                                                                                                         Karl Farmer
   The industrials sector rallied during        In the information technology (IT)           [FARMER     Chartered Financial
much of 2007, and the Fund benefited from    sector, underperformance was driven              PHOTO]     Analyst, portfolio
solid stock selection and overweight         primarily by stock selection in                             manager, is manager of AIM
positions in two                             communications equipment holdings.           V.I. Capital Development Fund. He began
industries-construction/engineering and      Examples of key detractors included          his investment career in 1993 and joined
aerospace and defense. The top contributor   COMMSCOPE AND COMVERSE TECHNOLOGIES. Both    AIM in 1998. Mr. Farmer is a magna cum
to overall Fund performance during the       holdings were sold due to deteriorating      laude graduate from Texas A&M University,
year was FOSTER WHEELER, a company that      fundamentals. Stock selection in IT          where he earned a B.S. in economics. He
designs and builds power generating          services holdings also contributed to        subsequently earned his M.B.A. in finance
facilities. PRECISION CASTPARTS, a leading   underperformance.                            from The Wharton School at the University
manufacturer of casting, forgings and                                                     of Pennsylvania.
fasteners for the aerospace and                 During the reporting period, the most
defense/industrials and automotive           significant changes to portfolio                [TENNANT    Warren Tennant
industries, was the second highest           positioning included additions to the            PHOTO]     Chartered Financial
contributor to Fund performance during the   materials and energy sectors, and                           Analyst, portfolio manager,
period. Both holdings benefited from solid   reductions in the telecommunication                         is manager of AIM V.I.
growth in revenue, earnings and cash flow    services, financials and health care         Capital Development Fund. Mr. Tennant
during the year.                             sectors. All changes to the Fund were        worked as an internal auditor in the
                                             based on our bottom-up stock selection       energy industry and as a senior equity
   While Fund performance in the consumer    process of identifying high quality growth   analyst at AIM before assuming his current
discretionary sector was basically flat      companies trading at what we believe are     position in 2007. He earned both his
during the fiscal year, the Fund             attractive valuations.                       B.B.A. in finance and his M.B.A. from The
outperformed the Russell Midcap Growth                                                    University of Texas at Austin.
Index in this sector primarily due to           We are pleased to have provided
stock selection and underweight positions    positive returns for our investors for the   Assisted by the Mid Cap Growth Team
in multiline and specialty retail stocks.    fiscal year by focusing on what we           (formerly known as Mid Cap Growth/GARP
Many retail stocks faced selling pressure    believed were attractively priced stocks     Team)
during the year, as investors feared that    of mid-cap companies with sustainable
consumers would finally begin to slow        revenue, earnings and cash flow growth. We   Effective February 4, 2008, after the
their discretionary spending.                thank you for your commitment to AIM V.I.    close of the reporting period, Warren
                                             Capital Development Fund.                    Tennant left the team.
   Outperformance in the materials sector
was driven primarily by stock selection.     Sources: (1) Lipper Inc.
Within this sector, POTASH CORP. OF
SASKATCHEWAN was among the top five          THE VIEWS AND OPINIONS EXPRESSED IN
contributors to overall performance during   MANAGEMENT'S DISCUSSION OF FUND
the year. This company, one of the largest   PERFORMANCE ARE THOSE OF A I M ADVISORS,
producers of potash-based fertilizer,        INC. THESE VIEWS AND OPINIONS ARE SUBJECT
benefited from growing demand in             TO CHANGE AT ANY TIME BASED ON FACTORS
developing nations such as India and         SUCH AS MARKET AND ECONOMIC CONDITIONS.
China. Glass container maker                 THESE VIEWS AND OPINIONS MAY NOT BE RELIED
Owens-Illinois also made a significant       UPON AS INVESTMENT ADVICE OR
contribution to Fund performance during      RECOMMENDATIONS, OR AS AN OFFER FOR A
the year.                                    PARTICULAR SECURITY. THE INFORMATION IS
                                             NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF
   Underperformance versus the Russell       ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR
Midcap Growth Index was largely              THE FUND. STATEMENTS OF FACT ARE FROM
concentrated in the financials and           SOURCES CONSIDERED RELIABLE, BUT A I M
information technology (IT) sectors. In      ADVISORS, INC. MAKES NO REPRESENTATION OR    ==========================================
the financials sector,                       WARRANTY AS TO THEIR COMPLETENESS OR         FOR A DISCUSSION OF THE RISKS OF INVESTING
                                             ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE    IN YOUR FUND, INDEXES USED IN THIS REPORT
                                             IS NO GUARANTEE OF FUTURE RESULTS, THESE     AND YOUR FUND'S LONG-TERM PERFORMANCE,
                                             INSIGHTS MAY HELP YOU UNDERSTAND OUR         PLEASE TURN THE PAGE.
                                             INVESTMENT MANAGEMENT PHILOSOPHY.            ==========================================

AIM V.I. Capital Development Fund

Your Fund's long-term performance

==========================================      THE PERFORMANCE DATA QUOTED REPRESENT        AIM V.I. CAPITAL DEVELOPMENT FUND, A
AVERAGE ANNUAL TOTAL RETURNS                 PAST PERFORMANCE AND CANNOT GUARANTEE        SERIES PORTFOLIO OF AIM VARIABLE INSURANCE
                                             COMPARABLE FUTURE RESULTS; CURRENT           FUNDS, IS CURRENTLY OFFERED THROUGH
As of 12/31/07                               PERFORMANCE MAY BE LOWER OR HIGHER. PLEASE   INSURANCE COMPANIES ISSUING VARIABLE
                                             CONTACT YOUR VARIABLE PRODUCT ISSUER OR      PRODUCTS. YOU CANNOT PURCHASE SHARES OF
SERIES I SHARES                              FINANCIAL ADVISOR FOR THE MOST RECENT        THE FUND DIRECTLY. PERFORMANCE FIGURES
Inception (5/1/98)                    7.91%  MONTH-END VARIABLE PRODUCT PERFORMANCE.      GIVEN REPRESENT THE FUND AND ARE NOT
  5 Years                            17.22   PERFORMANCE FIGURES REFLECT FUND EXPENSES,   INTENDED TO REFLECT ACTUAL VARIABLE
  1 Year                             10.84   REINVESTED DISTRIBUTIONS AND CHANGES IN      PRODUCT VALUES. THEY DO NOT REFLECT SALES
                                             NET ASSET VALUE. INVESTMENT RETURN AND       CHARGES, EXPENSES AND FEES ASSESSED IN
SERIES II SHARES                             PRINCIPAL VALUE WILL FLUCTUATE SO THAT YOU   CONNECTION WITH A VARIABLE PRODUCT. SALES
Inception                             7.64%  MAY HAVE A GAIN OR LOSS WHEN YOU SELL        CHARGES, EXPENSES AND FEES, WHICH ARE
  5 Years                            16.93   SHARES.                                      DETERMINED BY THE VARIABLE PRODUCT
  1 Year                             10.55                                                ISSUERS, WILL VARY AND WILL LOWER THE
==========================================      THE NET ANNUAL FUND OPERATING EXPENSE     TOTAL RETURN.
                                             RATIO SET FORTH IN THE MOST RECENT FUND
SERIES II SHARES' INCEPTION DATES IS         PROSPECTUS AS OF THE DATE OF THIS REPORT        THE MOST RECENT MONTH-END PERFORMANCE
AUGUST 21, 2001. RETURNS SINCE THAT DATE     FOR SERIES I AND SERIES II SHARES WAS        DATA AT THE FUND LEVEL, EXCLUDING VARIABLE
ARE HISTORICAL. ALL OTHER RETURNS ARE THE    1.09% AND 1.34%, RESPECTIVELY.(1) THE        PRODUCT CHARGES, IS AVAILABLE ON THIS AIM
BLENDED RETURNS OF THE HISTORICAL            TOTAL ANNUAL FUND OPERATING EXPENSE RATIO    AUTOMATED INFORMATION LINE, 866-702-4402.
PERFORMANCE OF SERIES II SHARES SINCE        SET FORTH IN THE MOST RECENT FUND            AS MENTIONED ABOVE, FOR THE MOST RECENT
THEIR INCEPTION AND THE RESTATED             PROSPECTUS AS OF THE DATE OF THIS REPORT     MONTH-END PERFORMANCE INCLUDING VARIABLE
HISTORICAL PERFORMANCE OF SERIES I SHARES    FOR SERIES I AND SERIES II SHARES WAS        PRODUCT CHARGES, PLEASE CONTACT YOUR
(FOR PERIODS PRIOR TO INCEPTION OF SERIES    1.10% AND 1.35%, RESPECTIVELY. THE EXPENSE   VARIABLE PRODUCT ISSUER OR FINANCIAL
II SHARES) ADJUSTED TO REFLECT THE RULE      RATIOS PRESENTED ABOVE MAY VARY FROM THE     ADVISOR.
12B-1 FEES APPLICABLE TO SERIES II SHARES.   EXPENSE RATIOS PRESENTED IN OTHER SECTIONS
THE INCEPTION DATE OF SERIES I SHARES IS     OF THIS REPORT THAT ARE BASED ON EXPENSES    (1) Total annual operating expenses less
MAY 1, 1998.                                 INCURRED DURING THE PERIOD COVERED BY THIS      contractual advisory fee waivers by the
                                             REPORT.                                         advisor in effect through at least
   THE PERFORMANCE OF THE FUND'S SERIES I                                                    April 30, 2009. See current prospectus
AND SERIES II SHARE CLASSES WILL DIFFER                                                      for more information.
PRIMARILY DUE TO DIFFERENT CLASS EXPENSES.

====================================================================================================================================

Principal risks of investing in the Fund     taxable gain distributions to the Fund's        The prices of securities held by the
                                             shareholders.                                Fund may decline in response to market
Prices of equity securities change in                                                     risks.
response to many factors including the          There is no guarantee that the
historical and prospective earnings of the   investment techniques and risk analyses      About indexes used in this report
issuer, the value of its assets, general     used by the Fund's portfolio managers will
economic conditions, interest rates,         produce the desired results.                 The S&P 500--registered trademark-- Index
investor perceptions and market liquidity.                                                is a market capitalization-weighted index
                                                Investing in developing countries can     covering all major areas of the U.S.
   The Fund invests in "growth" stocks,      add additional risk, such as high rates of   economy. It is not the 500 largest
which may be more volatile than other        inflation or sharply devalued currencies     companies, but rather the most widely held
investment styles because growth stocks      against the U.S. dollar. Transaction costs   500 companies chosen with respect to
are more sensitive to investor perceptions   are often higher, and there may be delays    market size, liquidity, and their
of an issuing company's growth potential.    in settlement procedures.                    industry.

   Foreign securities have additional           Mid-capitalization companies tend to be      The Russell Midcap--registered
risks, including exchange rate changes,      more vulnerable to adverse developments      trademark- - Growth Index measures the
political and economic upheaval, the         and more volatile than larger companies.     performance of those Russell Midcap
relative lack of information, relatively                                                  companies with higher price-to-book ratios
low market liquidity, and the potential         Investments in mid-capitalization sized   and higher forecasted growth values. The
lack of strict financial and accounting      companies may involve special risks          Russell Midcap Growth Index is a
controls and standards.                      including those associated with dependence   trademark/service mark of the Frank
                                             on a small management group, little or no    Russell Company. Russell--registered
   Portfolio turnover is greater than most   operating history, little or no track        trademark-- is a trademark of the Frank
funds, which may affect the Fund's           record of success, limited product lines,    Russell Company.
performance due to higher brokerage          less publicly available information,
commissions. Active trading may also         illiquidity, restricted resale or less          The Fund has elected to use the Lipper
increase short-term gains and losses,        frequent trading.                            Variable Underlying Funds (VUF) Mid-Cap
which may also result in                                                                  Growth Funds Index as its peer group
                                                                                          instead of the Lipper Mid-Cap Growth Funds

                                                                                                                           Continued

AIM V.I. Capital Development Fund

Past performance cannot guarantee            the dollar value of an investment, is
comparable future results.                   constructed with each segment representing
                                             a percent change in the value of the
   This chart, which is a logarithmic        investment. In this chart, each segment
chart, presents the fluctuations in the      represents a doubling, or 100% change, in
value of the Fund and its indexes. We        the value of the investment. In other
believe that a logarithmic chart is more     words, the space between $5,000 and
effective than other types of charts in      $10,000 is the same size as the space
illustrating changes in value during the     between $10,000 and $20,000, and so on.
early years shown in the chart. The
vertical axis, the one that indicates

====================================================================================================================================

Continued from previous page

Index. In 2006, Lipper began publishing         The Fund is not managed to track the      and the returns based on those net asset
VUF indexes, allowing the Fund to be         performance of any particular index,         values may differ from the net asset
compared with the Lipper VUF Mid-Cap         including the indexes defined here, and      values and returns reported in the
Growth Index. The unmanaged Lipper VUF       consequently, the performance of the Fund    Financial Highlights. Additionally, the
Mid-Cap Growth Funds Index is an equally     may deviate significantly from the           returns and net asset values shown
weighted representation of the largest       performance of the indexes.                  throughout this report are at the Fund
variable insurance underlying funds in the                                                level only and do not include variable
Lipper Mid-Cap Growth Funds category.           A direct investment cannot be made in     product issuer charges. If such charges
These funds have an above-average            an index. Unless otherwise indicated,        were included, the total returns would be
price-to-earnings ratio, price-to-book       index results include reinvested             lower.
ratio, and three-year sales-per-share        dividends, and they do not reflect sales
growth value, compared to the S&P MidCap     charges. Performance of an index of funds       Industry classifications used in this
400 Index.                                   reflects fund expenses; performance of a     report are generally according to the
                                             market index does not.                       Global Industry Classification Standard,
   The Lipper Mid-Cap Growth Funds Index                                                  which was developed by and is the
is an equally weighted representation of     Other information                            exclusive property and a service mark of
the largest funds in the Lipper Mid-Cap                                                   Morgan Stanley Capital International Inc.
Growth Funds category. These funds have an   The returns shown in the management's        and Standard & Poor's.
above-average price-to-earnings ratio,       discussion of Fund performance are based
price-to-book ratio, and three-year          on net asset values calculated for              The Chartered Financial
sales-per-share growth value, compared to    shareholder transactions. Generally          Analyst--registered trademark--
the S&P MidCap 400 Index.                    accepted accounting principles require       (CFA--registered trademark--) designation
                                             adjustments to be made to the net assets     is a globally recognized standard for
                                             of the Fund at period end for financial      measuring the competence and integrity of
                                             reporting purposes, and as such, the net     investment professionals.
                                             asset values for shareholder transactions

===================================================================================================================================
                                                          [MOUNTAIN CHART]

RESULTS OF A $10,000 INVESTMENT

INDEX DATA FROM 4/30/98, FUND DATA FROM 5/1/98


                        AIM V.I. CAPITAL                                                                             LIPPER MID-CAP
                       DEVELOPMENT FUND-                          RUSSELL MIDCAP GROWTH      LIPPER VUF MID-CAP          GROWTH
         DATE           SERIES I SHARES        S&P 500 INDEX(1)          INDEX(1)          GROWTH FUNDS INDEX(1)     FUNDS INDEX(1)

        4/30/98                                      $10000               $10000                   $10000                $10000
           5/98              $ 9430                    9828                 9589                     9457                  9417
           6/98                9530                   10227                 9860                     9961                  9850
           7/98                8840                   10119                 9438                     9409                  9195
           8/98                7120                    8657                 7636                     7430                  7212
           9/98                7760                    9212                 8214                     7958                  7964
          10/98                7970                    9960                 8819                     8256                  8257
          11/98                8480                   10564                 9414                     8816                  8885
          12/98                9249                   11172                10389                     9975                 10031
           1/99                9139                   11639                10700                    10230                 10529
           2/99                8346                   11278                10177                     9595                  9711
           3/99                8547                   11729                10744                    10173                 10403
           4/99                8788                   12183                11233                    10616                 10830
           5/99                8888                   11895                11089                    10476                 10785
           6/99                9431                   12554                11863                    11331                 11654
           7/99                9360                   12164                11485                    11090                 11495
           8/99                8958                   12103                11366                    11168                 11437
           9/99                9209                   11772                11269                    11224                 11770
          10/99                9580                   12517                12140                    12260                 12811
          11/99               10534                   12771                13397                    13631                 14418
          12/99               11941                   13522                15717                    16360                 17426
           1/00               11740                   12843                15714                    16398                 17126
           2/00               14432                   12600                19018                    20153                 21419
           3/00               14402                   13832                19037                    19389                 19911
           4/00               13317                   13416                17189                    17375                 17284
           5/00               12544                   13141                15936                    16239                 15731
           6/00               13336                   13464                17627                    18492                 18175
           7/00               12955                   13254                16511                    17889                 17421
           8/00               14371                   14077                19001                    20367                 19699
           9/00               13799                   13334                18072                    19405                 18753
          10/00               13487                   13277                16835                    17807                 17236
          11/00               11981                   12231                13177                    14352                 13632
          12/00               13044                   12291                13871                    15161                 14615
           1/01               13356                   12727                14663                    15587                 14813
           2/01               12363                   11567                12127                    13157                 12591
           3/01               11398                   10835                10391                    11387                 11255
           4/01               12473                   11676                12123                    13014                 12739
           5/01               12764                   11755                12066                    13002                 12844
           6/01               12894                   11469                12073                    12848                 12794
           7/01               12552                   11356                11258                    12063                 12121
           8/01               11990                   10646                10442                    11127                 11309
           9/01               10393                    9786                 8717                     9514                  9678
          10/01               10614                    9973                 9633                    10106                 10217
          11/01               11418                   10738                10670                    10865                 11056
          12/01               11990                   10832                11075                    11251                 11535
           1/02               11728                   10674                10716                    10638                 11094
           2/02               11688                   10468                10108                    10089                 10543
           3/02               12622                   10861                10880                    10723                 11207
           4/02               12521                   10203                10304                    10340                 10835
           5/02               12280                   10128                 9996                    10084                 10473
           6/02               11407                    9407                 8893                     9205                  9532
           7/02               10052                    8674                 8029                     8324                  8504
           8/02                9941                    8731                 8001                     8236                  8403
           9/02                8987                    7783                 7366                     7768                  7881
          10/02                9298                    8467                 7936                     8148                  8278
          11/02                9840                    8965                 8557                     8528                  8770
          12/02                9428                    8439                 8040                     8114                  8251
           1/03                9258                    8218                 7961                     7969                  8129
           2/03                9167                    8095                 7892                     7903                  8003
           3/03                9227                    8173                 8039                     8019                  8118
           4/03                9830                    8846                 8586                     8530                  8687
           5/03               10533                    9311                 9413                     9229                  9406
           6/03               10804                    9430                 9547                     9363                  9553
           7/03               11075                    9597                 9888                     9704                  9930
           8/03               11527                    9784                10432                    10217                 10418
           9/03               11266                    9680                10230                     9869                 10068
          10/03               12130                   10227                11055                    10634                 10858
          11/03               12452                   10317                11350                    10843                 11116
===================================================================================================================================

                                                                                                              SOURCE: (1)LIPPER INC.

===================================================================================================================================
                                                          [MOUNTAIN CHART]

          12/03               12763                   10858                11474                    10957                 11173
           1/04               13124                   11057                11853                    11187                 11456
           2/04               13465                   11211                12052                    11365                 11614
           3/04               13475                   11042                12029                    11463                 11611
           4/04               13093                   10868                11689                    11104                 11243
           5/04               13164                   11017                11965                    11335                 11487
           6/04               13455                   11231                12156                    11681                 11764
           7/04               12661                   10860                11351                    10879                 10928
           8/04               12490                   10903                11211                    10718                 10739
           9/04               13002                   11021                11629                    11223                 11198
          10/04               13313                   11190                12024                    11531                 11529
          11/04               14136                   11642                12645                    12257                 12170
          12/04               14738                   12038                13250                    12782                 12741
           1/05               14467                   11745                12896                    12387                 12330
           2/05               14648                   11992                13222                    12553                 12489
           3/05               14387                   11780                13029                    12278                 12240
           4/05               13685                   11557                12514                    11709                 11650
           5/05               14468                   11924                13230                    12403                 12341
           6/05               14850                   11941                13476                    12638                 12624
           7/05               15663                   12385                14263                    13340                 13351
           8/05               15673                   12272                14176                    13302                 13309
           9/05               15764                   12371                14359                    13519                 13541
          10/05               15162                   12165                13936                    13223                 13165
          11/05               15945                   12625                14693                    13940                 13877
          12/05               16156                   12629                14854                    13998                 13962
           1/06               17401                   12964                15743                    14863                 14920
           2/06               17401                   12999                15549                    14722                 14792
           3/06               18014                   13160                15984                    15237                 15285
           4/06               18475                   13337                16052                    15274                 15428
           5/06               17581                   12954                15296                    14400                 14569
           6/06               17541                   12971                15234                    14367                 14576
           7/06               16939                   13051                14688                    13700                 13959
           8/06               17290                   13361                15026                    13934                 14188
           9/06               17590                   13705                15369                    14167                 14391
          10/06               18203                   14151                15959                    14668                 14895
          11/06               18916                   14420                16585                    15273                 15514
          12/06               18823                   14622                16437                    15189                 15501
           1/07               19507                   14843                17035                    15679                 16018
           2/07               19567                   14554                16998                    15631                 15973
           3/07               19863                   14716                17087                    15794                 16236
           4/07               20506                   15368                17837                    16426                 16900
           5/07               21823                   15904                18561                    17301                 17853
           6/07               21639                   15640                18239                    17183                 17780
           7/07               20854                   15155                17831                    16953                 17549
           8/07               20649                   15382                17927                    17209                 17734
           9/07               21641                   15957                18631                    18174                 18824
          10/07               22080                   16211                19106                    18958                 19671
          11/07               20956                   15533                18265                    17945                 18628
          12/07               20870                   15425                18315                    17983                 18819

AIM V.I. Capital Development Fund

SCHEDULE OF INVESTMENTS(a)

December 31, 2007

                                                 SHARES         VALUE
-------------------------------------------------------------------------
COMMON STOCKS & OTHER EQUITY INTERESTS-96.97%

ADVERTISING-1.02%

Focus Media Holding Ltd.-ADR (China)(b)(c)          61,098   $  3,470,977
=========================================================================

AEROSPACE & DEFENSE-4.47%

BE Aerospace, Inc.(c)                               72,825      3,852,442
-------------------------------------------------------------------------
L-3 Communications Holdings, Inc.                   31,714      3,359,781
-------------------------------------------------------------------------
Precision Castparts Corp.                           34,858      4,834,805
-------------------------------------------------------------------------
Spirit AeroSystems Holdings Inc.-Class A(c)         92,381      3,187,145
=========================================================================
                                                               15,234,173
=========================================================================

AIR FREIGHT & LOGISTICS-0.65%

Robinson (C.H.) Worldwide, Inc.                     40,756      2,205,715
=========================================================================

APPAREL RETAIL-3.18%

Abercrombie & Fitch Co.-Class A                     41,481      3,317,236
-------------------------------------------------------------------------
Aeropostale, Inc.(c)                               187,991      4,981,761
-------------------------------------------------------------------------
Guess?, Inc.                                        66,951      2,536,773
=========================================================================
                                                               10,835,770
=========================================================================

APPAREL, ACCESSORIES & LUXURY GOODS-3.51%

Coach, Inc.(c)                                     108,089      3,305,362
-------------------------------------------------------------------------
Hanesbrands, Inc.(c)                               123,438      3,353,810
-------------------------------------------------------------------------
Polo Ralph Lauren Corp.                             52,818      3,263,624
-------------------------------------------------------------------------
Under Armour, Inc.-Class A(b)(c)                    46,218      2,018,340
=========================================================================
                                                               11,941,136
=========================================================================

APPLICATION SOFTWARE-3.61%

ANSYS, Inc.(c)                                      87,342      3,621,200
-------------------------------------------------------------------------
Cadence Design Systems, Inc.(c)                    140,510      2,390,075
-------------------------------------------------------------------------
Citrix Systems, Inc.(c)                             44,325      1,684,793
-------------------------------------------------------------------------
Solera Holdings Inc.(c)                            186,118      4,612,004
=========================================================================
                                                               12,308,072
=========================================================================

ASSET MANAGEMENT & CUSTODY BANKS-1.27%

FBR Capital Markets Corp. (Acquired 07/14/06;
  Cost $1,110,000)(c)(d)(e)                         74,000        708,920
-------------------------------------------------------------------------
SEI Investments Co.                                112,005      3,603,201
=========================================================================
                                                                4,312,121
=========================================================================

BIOTECHNOLOGY-1.91%

Cephalon, Inc.(c)                                   37,800      2,712,528
-------------------------------------------------------------------------
Genzyme Corp.(c)                                    50,977      3,794,728
=========================================================================
                                                                6,507,256
=========================================================================

                                                 SHARES         VALUE
-------------------------------------------------------------------------

CASINOS & GAMING-2.03%

International Game Technology                       76,619   $  3,365,873
-------------------------------------------------------------------------
Scientific Games Corp.-Class A(b)(c)               106,576      3,543,652
=========================================================================
                                                                6,909,525
=========================================================================

COAL & CONSUMABLE FUELS-1.13%

Cameco Corp. (Canada)                               45,614      1,815,893
-------------------------------------------------------------------------
Peabody Energy Corp.                                33,100      2,040,284
=========================================================================
                                                                3,856,177
=========================================================================

COMMUNICATIONS EQUIPMENT-1.48%

Infinera Corp.(b)(c)                                99,150      1,471,386
-------------------------------------------------------------------------
Polycom, Inc.(c)                                    71,206      1,978,103
-------------------------------------------------------------------------
Sonus Networks, Inc.(b)(c)                         273,000      1,591,590
=========================================================================
                                                                5,041,079
=========================================================================

COMPUTER & ELECTRONICS RETAIL-0.89%

GameStop Corp.-Class A(c)                           48,681      3,023,577
=========================================================================

COMPUTER STORAGE & PERIPHERALS-0.29%

SanDisk Corp.(c)                                    29,691        984,850
=========================================================================

CONSTRUCTION & ENGINEERING-2.79%

Aecom Technology Corp.(c)                           97,818      2,794,660
-------------------------------------------------------------------------
Foster Wheeler Ltd.(c)                              43,309      6,713,761
=========================================================================
                                                                9,508,421
=========================================================================

CONSTRUCTION & FARM MACHINERY & HEAVY
  TRUCKS-1.28%

Joy Global Inc.                                     66,043      4,346,950
=========================================================================

DATA PROCESSING & OUTSOURCED SERVICES-1.53%

Euronet Worldwide, Inc.(b)(c)                      105,390      3,161,700
-------------------------------------------------------------------------
Fidelity National Information Services, Inc.        49,000      2,037,910
=========================================================================
                                                                5,199,610
=========================================================================

DISTRIBUTORS-0.97%

LKQ Corp.(c)                                       157,480      3,310,230
=========================================================================

DIVERSIFIED COMMERCIAL & PROFESSIONAL
  SERVICES-2.50%

Corrections Corp. of America(c)                    153,928      4,542,415
-------------------------------------------------------------------------
IHS Inc.-Class A(c)                                 65,436      3,962,804
=========================================================================
                                                                8,505,219
=========================================================================

DRUG RETAIL-1.18%

Shoppers Drug Mart Corp. (Canada)                   74,600      4,008,145
=========================================================================

EDUCATION SERVICES-0.89%

Apollo Group, Inc.-Class A(c)                       43,462      3,048,859
=========================================================================

AIM V.I. Capital Development Fund

                                                 SHARES         VALUE
-------------------------------------------------------------------------

ELECTRICAL COMPONENTS & EQUIPMENT-2.13%

Cooper Industries, Ltd.-Class A                     63,559   $  3,361,000
-------------------------------------------------------------------------
General Cable Corp.(c)                              52,979      3,882,301
=========================================================================
                                                                7,243,301
=========================================================================

ELECTRONIC EQUIPMENT MANUFACTURERS-1.19%

Amphenol Corp.-Class A                              87,305      4,048,333
=========================================================================

ENVIRONMENTAL & FACILITIES SERVICES-0.20%

EnergySolutions Inc.(c)                             25,050        676,100
=========================================================================

FERTILIZERS & AGRICULTURAL CHEMICALS-1.35%

Potash Corp. of Saskatchewan Inc. (Canada)          31,902      4,592,612
=========================================================================

FOOTWEAR-0.95%

Crocs, Inc.(b)(c)                                   88,211      3,247,047
=========================================================================

HEALTH CARE EQUIPMENT-4.86%

ArthroCare Corp.(b)(c)                              50,300      2,416,915
-------------------------------------------------------------------------
ev3 Inc.(c)                                        174,079      2,212,544
-------------------------------------------------------------------------
Hologic, Inc.(c)                                    51,640      3,544,570
-------------------------------------------------------------------------
Kinetic Concepts, Inc.(c)                           56,000      2,999,360
-------------------------------------------------------------------------
St. Jude Medical, Inc.(c)                           89,758      3,647,765
-------------------------------------------------------------------------
Zimmer Holdings, Inc.(c)                            26,000      1,719,900
=========================================================================
                                                               16,541,054
=========================================================================

HEALTH CARE SERVICES-2.73%

DaVita, Inc.(c)                                     50,270      2,832,715
-------------------------------------------------------------------------
Express Scripts, Inc.(c)                            37,000      2,701,000
-------------------------------------------------------------------------
Pediatrix Medical Group, Inc.(c)                    55,042      3,751,112
=========================================================================
                                                                9,284,827
=========================================================================

HEALTH CARE SUPPLIES-1.02%

Inverness Medical Innovations, Inc.(c)              62,000      3,483,160
=========================================================================

HOME ENTERTAINMENT SOFTWARE-3.08%

Activision, Inc.(c)                                132,811      3,944,486
-------------------------------------------------------------------------
Electronic Arts Inc.(c)                             44,000      2,570,040
-------------------------------------------------------------------------
THQ Inc.(c)                                        141,588      3,991,366
=========================================================================
                                                               10,505,892
=========================================================================

HOTELS, RESORTS & CRUISE LINES-0.92%

Choice Hotels International, Inc.                   94,123      3,124,884
=========================================================================

HOUSEWARES & SPECIALTIES-0.74%

Jarden Corp.(c)                                    107,027      2,526,908
=========================================================================

INDEPENDENT POWER PRODUCERS & ENERGY
  TRADERS-0.74%

KGEN Power Corp. (Acquired 01/12/07; Cost
  $2,219,196)(c)(d)                                158,514      2,536,224
=========================================================================

                                                 SHARES         VALUE
-------------------------------------------------------------------------

INDUSTRIAL CONGLOMERATES-1.08%

McDermott International, Inc.(c)                    62,322   $  3,678,868
=========================================================================

INDUSTRIAL MACHINERY-0.75%

Flowserve Corp.                                     26,716      2,570,079
=========================================================================

INSURANCE BROKERS-0.73%

National Financial Partners Corp.                   54,393      2,480,865
=========================================================================

INTERNET RETAIL-0.89%

Orbitz Worldwide, Inc.(c)                          261,087      2,219,239
-------------------------------------------------------------------------
VistaPrint Ltd.(c)                                  18,854        807,894
=========================================================================
                                                                3,027,133
=========================================================================

INTERNET SOFTWARE & SERVICES-0.28%

Akamai Technologies, Inc.(c)                        27,585        954,441
=========================================================================

INVESTMENT BANKING & BROKERAGE-2.27%

MF Global Ltd.(c)                                  133,485      4,200,773
-------------------------------------------------------------------------
TD Ameritrade Holding Corp.(c)                     176,297      3,536,518
=========================================================================
                                                                7,737,291
=========================================================================

IT CONSULTING & OTHER SERVICES-1.73%

Cognizant Technology Solutions Corp.-Class
  A(c)                                              96,741      3,283,389
-------------------------------------------------------------------------
Gartner, Inc.(c)                                   148,212      2,602,603
=========================================================================
                                                                5,885,992
=========================================================================

LIFE SCIENCES TOOLS & SERVICES-1.98%

Applera Corp.-Applied Biosystems Group             100,454      3,407,400
-------------------------------------------------------------------------
Pharmaceutical Product Development, Inc.            82,498      3,330,444
=========================================================================
                                                                6,737,844
=========================================================================

MANAGED HEALTH CARE-1.61%

Aveta, Inc. (Acquired 12/21/05-02/21/06; Cost
  $2,162,718)(c)(d)                                157,251      1,258,008
-------------------------------------------------------------------------
Humana Inc.(c)                                      56,200      4,232,422
=========================================================================
                                                                5,490,430
=========================================================================

METAL & GLASS CONTAINERS-3.51%

Crown Holdings, Inc.(c)                            151,708      3,891,310
-------------------------------------------------------------------------
Owens-Illinois, Inc.(c)                             92,581      4,582,759
-------------------------------------------------------------------------
Pactiv Corp.(c)                                    131,090      3,490,927
=========================================================================
                                                               11,964,996
=========================================================================

MULTI-LINE INSURANCE-0.52%

Genworth Financial Inc.-Class A                     69,603      1,771,396
=========================================================================

OIL & GAS DRILLING-2.02%

Diamond Offshore Drilling, Inc.                     21,000      2,982,000
-------------------------------------------------------------------------
Noble Corp.                                         69,331      3,917,895
=========================================================================
                                                                6,899,895
=========================================================================

AIM V.I. Capital Development Fund

                                                 SHARES         VALUE
-------------------------------------------------------------------------

OIL & GAS EQUIPMENT & SERVICES-4.98%

Cameron International Corp.(c)                      58,000   $  2,791,540
-------------------------------------------------------------------------
Compagnie Generale de Geophysique-Veritas-ADR
  (France)(c)                                       55,370      3,103,489
-------------------------------------------------------------------------
FMC Technologies, Inc.(c)                           61,000      3,458,700
-------------------------------------------------------------------------
National-Oilwell Varco Inc.(c)                      53,000      3,893,380
-------------------------------------------------------------------------
Weatherford International Ltd.(c)                   54,000      3,704,400
=========================================================================
                                                               16,951,509
=========================================================================

OIL & GAS EXPLORATION & PRODUCTION-2.13%

Quicksilver Resources Inc.(c)                       57,600      3,432,384
-------------------------------------------------------------------------
Southwestern Energy Co.(c)                          68,700      3,827,964
=========================================================================
                                                                7,260,348
=========================================================================

OIL & GAS STORAGE & TRANSPORTATION-1.09%

Williams Cos., Inc. (The)                          103,400      3,699,652
=========================================================================

PHARMACEUTICALS-0.98%

Shire PLC-ADR (United Kingdom)                      48,500      3,344,075
=========================================================================

REAL ESTATE MANAGEMENT & DEVELOPMENT-0.32%

Meruelo Maddux Properties, Inc.(c)                 273,586      1,094,344
=========================================================================

REGIONAL BANKS-0.56%

Signature Bank(c)                                   56,255      1,898,606
=========================================================================

RESTAURANTS-1.09%

Burger King Holdings Inc.                          129,765      3,699,600
=========================================================================

SEMICONDUCTOR EQUIPMENT-0.74%

MEMC Electronic Materials, Inc.(c)                  28,626      2,533,115
=========================================================================

SEMICONDUCTORS-4.05%

Broadcom Corp.-Class A(c)                          104,708      2,737,067
-------------------------------------------------------------------------
Marvell Technology Group Ltd.(c)                   160,621      2,245,482
-------------------------------------------------------------------------
Maxim Integrated Products, Inc.                     62,074      1,643,719
-------------------------------------------------------------------------
NVIDIA Corp.(c)                                    105,909      3,603,024
-------------------------------------------------------------------------
ON Semiconductor Corp.(b)(c)                       400,376      3,555,339
=========================================================================
                                                               13,784,631
=========================================================================

SOFT DRINKS-0.98%

Hansen Natural Corp.(c)                             75,409      3,339,865
=========================================================================

SPECIALIZED FINANCE-1.39%

IntercontinentalExchange Inc.(c)                    15,000      2,887,500
-------------------------------------------------------------------------
KKR Financial Holdings LLC                         113,526      1,595,040
-------------------------------------------------------------------------
MSCI Inc.-Class A(c)                                 6,627        254,477
=========================================================================
                                                                4,737,017
=========================================================================

                                                 SHARES         VALUE
-------------------------------------------------------------------------

SPECIALTY CHEMICALS-0.53%

Wacker Chemie A.G. (Germany)(f)                      6,361   $  1,821,092
=========================================================================

SPECIALTY STORES-0.13%

PetSmart, Inc.                                      19,366        455,682
=========================================================================

STEEL-0.38%

Allegheny Technologies, Inc.                        14,890      1,286,496
=========================================================================

TIRES & RUBBER-0.97%

Goodyear Tire & Rubber Co. (The)(c)                116,620      3,291,016
=========================================================================

WIRELESS TELECOMMUNICATION SERVICES-2.79%

American Tower Corp.-Class A(c)                     71,482      3,045,133
-------------------------------------------------------------------------
Crown Castle International Corp.(c)                 84,847      3,529,635
-------------------------------------------------------------------------
SBA Communications Corp.-Class A(c)                 87,098      2,947,397
=========================================================================
                                                                9,522,165
=========================================================================
    Total Common Stocks & Other Equity
      Interests (Cost $280,103,726)                           330,286,647
=========================================================================

PREFERRED STOCK-0.77%

MORTGAGE REIT'S-0.77%

Thornburg Mortgage Inc.-Series F, $2.50 Conv.
  Pfd. (Cost $2,737,500)                           109,500      2,628,000
=========================================================================

MONEY MARKET FUNDS-2.09%

Liquid Assets Portfolio-Institutional
  Class(g)                                       3,552,625      3,552,625
-------------------------------------------------------------------------
Premier Portfolio-Institutional Class(g)         3,552,625      3,552,625
=========================================================================
    Total Money Market Funds (Cost
      $7,105,250)                                               7,105,250
=========================================================================
TOTAL INVESTMENTS (excluding investments
  purchased with cash collateral from
  securities on loan)-99.83% (Cost
  $289,946,476)                                               340,019,897
=========================================================================

INVESTMENTS PURCHASED WITH CASH COLLATERAL
  FROM SECURITIES ON LOAN

MONEY MARKET FUNDS-4.21%

Liquid Assets Portfolio-Institutional (Cost
  $14,322,425)(g)(h)                            14,322,425     14,322,425
=========================================================================
TOTAL INVESTMENTS-104.04% (Cost $304,268,901)                 354,342,322
=========================================================================
OTHER ASSETS LESS LIABILITIES-(4.04)%                         (13,751,529)
=========================================================================
NET ASSETS-100.00%                                           $340,590,793
_________________________________________________________________________
=========================================================================

AIM V.I. Capital Development Fund

Investment Abbreviations:

ADR    - American Depositary Receipt
Conv.  - Convertible
Pfd.   - Preferred
REIT   - Real Estate Investment Trust

Notes to Schedule of Investments:

(a) Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. and Standard & Poor's.
(b) All or a portion of this security was out on loan at December 31, 2007.
(c) Non-income producing security.
(d) Security not registered under the Securities Act of 1933, as amended (e.g., the security was purchased in a Rule 144A transaction or a Regulation D transaction). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The Fund has no rights to demand registration of these securities. The aggregate value of these securities at December 31, 2007 was $4,503,152, which represented 1.32% of the Fund's Net Assets. These securities are considered to be illiquid. The Fund is limited to investing 15% of net assets in illiquid securities at the time of purchase.
(e) Security fair valued in good faith in accordance with the procedures established by the Board of Trustees. The value of this security at December 31, 2007 represented 0.21% of the Fund's Net Assets. See Note 1A.
(f) In accordance with the procedures established by the Board of Trustees, the foreign security is fair valued using adjusted closing market prices. The value of this security at December 31, 2007 represented 0.53% of the Fund's Net Assets. See Note 1A.
(g) The money market fund and the Fund are affiliated by having the same investment advisor. See Note 3.
(h) The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower's return of the securities loaned. See Note 8.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM V.I. Capital Development Fund

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2007

ASSETS:

Investments, at value (Cost $282,841,226)*       $332,914,647
-------------------------------------------------------------
Investments in affiliated money market funds
  (Cost $21,427,675)                               21,427,675
=============================================================
     Total investments (Cost $304,268,901)        354,342,322
=============================================================
Foreign currencies, at value (Cost $267)                  263
-------------------------------------------------------------
Receivables for:
  Investments sold                                  2,413,188
-------------------------------------------------------------
  Fund shares sold                                  2,581,906
-------------------------------------------------------------
  Dividends                                           113,986
-------------------------------------------------------------
Investment for trustee deferred compensation
  and retirement plans                                 37,281
=============================================================
     Total assets                                 359,488,946
_____________________________________________________________
=============================================================


LIABILITIES:

Payables for:
  Investments purchased                             3,412,027
-------------------------------------------------------------
  Fund shares reacquired                              740,463
-------------------------------------------------------------
  Trustee deferred compensation and retirement
     plans                                             51,430
-------------------------------------------------------------
  Collateral upon return of securities loaned      14,322,425
-------------------------------------------------------------
Accrued administrative services fees                  214,752
-------------------------------------------------------------
Accrued distribution fees -- Series II                121,843
-------------------------------------------------------------
Accrued trustees' and officer's fees and
  benefits                                                488
-------------------------------------------------------------
Accrued transfer agent fees                             1,124
-------------------------------------------------------------
Accrued operating expenses                             33,601
=============================================================
     Total liabilities                             18,898,153
=============================================================
Net assets applicable to shares outstanding      $340,590,793
_____________________________________________________________
=============================================================


NET ASSETS CONSIST OF:

Shares of beneficial interest                    $265,017,505
-------------------------------------------------------------
Undistributed net investment income (loss)            (62,720)
-------------------------------------------------------------
Undistributed net realized gain                    25,562,725
-------------------------------------------------------------
Unrealized appreciation                            50,073,283
=============================================================
                                                 $340,590,793
_____________________________________________________________
=============================================================


NET ASSETS:

Series I                                         $149,776,115
_____________________________________________________________
=============================================================
Series II                                        $190,814,678
_____________________________________________________________
=============================================================


SHARES OUTSTANDING, $0.001 PAR VALUE PER SHARE,
  UNLIMITED NUMBER OF SHARES AUTHORIZED:

Series I                                            7,944,877
_____________________________________________________________
=============================================================
Series II                                          10,296,203
_____________________________________________________________
=============================================================
Series I:
  Net asset value per share                      $      18.85
_____________________________________________________________
=============================================================
Series II:
  Net asset value per share                      $      18.53
_____________________________________________________________
=============================================================


* At December 31, 2007, securities with an aggregate value of $14,022,732 were on loan to brokers.
STATEMENT OF OPERATIONS
For the year ended December 31, 2007

INVESTMENT INCOME:

Dividends (net of foreign withholding taxes of
  $8,345)                                        $ 1,354,233
------------------------------------------------------------
Dividends from affiliated money market funds
  (includes securities lending income of
  $91,811)                                           556,529
============================================================
    Total investment income                        1,910,762
============================================================

EXPENSES:

Advisory fees                                      2,468,370
------------------------------------------------------------
Administrative services fees                         890,045
------------------------------------------------------------
Custodian fees                                        33,473
------------------------------------------------------------
Distribution fees -- Series II                       430,249
------------------------------------------------------------
Transfer agent fees                                   23,335
------------------------------------------------------------
Trustees' and officer's fees and benefits             25,420
------------------------------------------------------------
Other                                                 58,302
============================================================
    Total expenses                                 3,929,194
============================================================
Less: Fees waived and expense offset
  arrangement(s)                                     (40,137)
============================================================
    Net expenses                                   3,889,057
============================================================
Net investment income (loss)                      (1,978,295)
============================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM:

Net realized gain (loss) from:
  Investment securities (includes net gains
  from securities sold to affiliates of
  $148,154)                                       27,762,295
------------------------------------------------------------
  Foreign currencies                                 (23,857)
------------------------------------------------------------
  Option contracts written                            70,117
============================================================
                                                  27,808,555
============================================================
Change in net unrealized appreciation
  (depreciation) of:
  Investment securities                            3,997,799
------------------------------------------------------------
  Foreign currencies                                    (237)
------------------------------------------------------------
  Option contracts written                             3,364
============================================================
                                                   4,000,926
============================================================
Net realized and unrealized gain                  31,809,481
============================================================
Net increase in net assets resulting from
  operations                                     $29,831,186
____________________________________________________________
============================================================

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM V.I. Capital Development Fund

STATEMENT OF CHANGES IN NET ASSETS

For the years ended December 31, 2007 and 2006

                                                                  2007            2006
------------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income (loss)                                $ (1,978,295)   $ (1,348,237)
------------------------------------------------------------------------------------------
  Net realized gain                                             27,808,555      28,747,177
------------------------------------------------------------------------------------------
  Change in net unrealized appreciation                          4,000,926       6,372,091
==========================================================================================
    Net increase in net assets resulting from operations        29,831,186      33,771,031
==========================================================================================
Distributions to shareholders from net realized gains:
  Series I                                                     (12,026,991)     (2,202,279)
------------------------------------------------------------------------------------------
  Series II                                                    (15,317,782)     (2,172,661)
==========================================================================================
    Decrease in net assets resulting from distributions        (27,344,773)     (4,374,940)
==========================================================================================
Share transactions-net:
  Series I                                                      (2,786,456)     14,360,380
------------------------------------------------------------------------------------------
  Series II                                                     63,232,922      32,838,781
==========================================================================================
    Net increase in net assets resulting from share
     transactions                                               60,446,466      47,199,161
==========================================================================================
    Net increase in net assets                                  62,932,879      76,595,252
==========================================================================================

NET ASSETS:

  Beginning of year                                            277,657,914     201,062,662
==========================================================================================
  End of year (including undistributed net investment income
    (loss) of $(62,720) and $(42,127), respectively)          $340,590,793    $277,657,914
__________________________________________________________________________________________
==========================================================================================

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM V.I. Capital Development Fund

NOTES TO FINANCIAL STATEMENTS

December 31, 2007

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM V.I. Capital Development Fund (the "Fund") is a series portfolio of AIM Variable Insurance Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of twenty separate portfolios, (each constituting a "Fund"). The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies ("variable products"). Matters affecting each Fund or class will be voted on exclusively by the shareholders of such Fund or class. Current Securities and Exchange Commission ("SEC") guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each Fund or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.

    The Fund's investment objective is long-term growth of capital.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy.

       A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

       Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations, including commercial paper, having 60 days or less to maturity are recorded at amortized cost which approximates value. Debt securities are subject to interest rate and credit risks. In addition, all debt securities involve some risk of default with respect to interest and/or principal payments.

       Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and may make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economical upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

       Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices.

       Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value.

       Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer's assets, general economic conditions, interest rates, investor perceptions and market liquidity.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

       The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds as received are included in the Statement of Operations as realized gain/loss for investments no longer held and as unrealized gain/loss for investments still held.

AIM V.I. Capital Development Fund


       Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain
     (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.

       The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. COUNTRY DETERMINATION -- For the purposes of making investment selection decisions and presentation in the Schedule of Investments, AIM may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer's securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America unless otherwise noted.

D. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid to separate accounts of participating insurance companies annually and recorded on ex-dividend date.

E. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund's taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

       The Fund files tax returns in the U.S. federal jurisdiction and certain other jurisdictions. Generally the Fund is subject to examinations by such taxing authorities for tax periods after 2003.

F. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.

G. ACCOUNTING ESTIMATES -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates.

H. INDEMNIFICATIONS -- Under the Trust's organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust's investment manager) is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I. FOREIGN CURRENCY TRANSLATIONS -- Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (i) sales of foreign currencies, (ii) currency gains or losses realized between the trade and settlement dates on securities transactions, and (iii) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

       The Fund may invest in foreign securities which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Taxes are accrued based on the Fund's current interpretation of tax regulations and rates that exist in the foreign markets in which the Fund invests.

J. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. Fluctuations in the value of these contracts are recorded as unrealized appreciation (depreciation) until the contracts are closed. When these contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations. The Fund could be exposed to risk, which may be in excess of the amount reflected in the Statement of Assets and Liabilities, if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

AIM V.I. Capital Development Fund

K. CALL OPTIONS WRITTEN AND PURCHASED -- The Fund may write and/or buy call options. A call option gives the purchaser of such option the right to buy, and the writer the obligation to sell, the underlying security at the stated exercise price during the option period. Options written by the Fund normally will have expiration dates between three and nine months from the date written. The exercise price of a call option may be below, equal to, or above the current market value of the underlying security at the time the option is written.

       When the Fund writes a call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability in the Statement of Assets and Liabilities. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. Realized and unrealized gains and losses on these contracts are included in the Statement of Operation. A risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised.

       When the Fund buys a call option, an amount equal to the premium paid by the Fund is recorded as an investment on the Statement of Assets and Liabilities. The amount of the investment is subsequently "marked-to-market" to reflect the current value of the option purchased. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations. A risk in buying an option is that the Fund pays a premium whether or not the option is exercised. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased.

L. PUT OPTIONS PURCHASED -- The Fund may purchase put options including options on securities indexes and/or futures contracts. By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. In return for this right, the Fund pays an option premium. The option's underlying instrument may be a security, securities index, or a futures contract. Put options may be used by the Fund to hedge securities it owns by locking in a minimum price at which the Fund can sell. If security prices fall, the put option could be exercised to offset all or a portion of the Fund's resulting losses. At the same time, because the maximum the Fund has at risk is the cost of the option, purchasing put options does not eliminate the potential for the Fund to profit from an increase in the value of the securities hedged. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations. A risk in buying an option is that the Fund pays a premium whether or not the option is exercised. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased.

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM based on the annual rate of the Fund's average daily net assets as follows:

AVERAGE NET ASSETS                                             RATE
--------------------------------------------------------------------
First $350 million                                            0.75%
--------------------------------------------------------------------
Over $350 million                                             0.625%
 ___________________________________________________________________
====================================================================


    Through at least April 30, 2009, AIM has contractually agreed to waive advisory fees to the extent necessary so that the advisory fees payable by the Fund (based on the Fund's average daily net assets) do not exceed the annual rate of:

AVERAGE NET ASSETS                                             RATE
--------------------------------------------------------------------
First $250 million                                            0.745%
--------------------------------------------------------------------
Next $250 million                                             0.73%
--------------------------------------------------------------------
Next $500 million                                             0.715%
--------------------------------------------------------------------
Next $1.5 billion                                             0.70%
--------------------------------------------------------------------
Next $2.5 billion                                             0.685%
--------------------------------------------------------------------
Next $2.5 billion                                             0.67%
--------------------------------------------------------------------
Next $2.5 billion                                             0.655%
--------------------------------------------------------------------
Over $10 billion                                              0.64%
 ___________________________________________________________________
====================================================================


    AIM has contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual operating expenses (excluding certain items discussed below) of Series I shares to 1.30% and Series II shares to 1.45% of average daily net assets, through at least April 30, 2009. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual operating expenses to exceed the numbers reflected above: (i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary items; (v) expenses related to a merger or reorganization, as approved by the Fund's Board of Trustees; and (vi) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, in addition to the expense reimbursement arrangement with Invesco Ltd. ("Invesco") described more fully below, the expense offset arrangements from which the Fund may benefit are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. These credits are used to pay certain expenses incurred by the Fund. AIM did not waive fees and/or reimburse expenses during the period under this expense limitation.

AIM V.I. Capital Development Fund


    Further, effective July 1, 2007, AIM has contractually agreed, through at least April 30, 2009, to waive 100% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds (excluding investments made in affiliated money market funds with cash collateral from securities loaned by the Fund). Prior to July 1, 2007, AIM had voluntarily agreed to waive 25% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds.

    For the year ended December 31, 2007, AIM waived advisory fees of $36,104.

    At the request of the Trustees of the Trust, Invesco agreed to reimburse expenses incurred by the Fund in connection with market timing matters in the AIM Funds, which may include legal, audit, shareholder reporting, communications and trustee expenses. For the year ended December 31, 2007, Invesco did not reimburse any expenses.

    The Trust has entered into a master administrative services agreement with AIM pursuant to which the Fund has agreed to pay AIM a fee for costs incurred in providing accounting services and fund administrative services to the Fund and to reimburse AIM for administrative services fees paid to insurance companies that have agreed to provide services to the participants of separate accounts. These administrative services provided by the insurance companies may include, among other things: the printing of prospectuses, financial reports and proxy statements and the delivery of the same to existing participants; the maintenance of master accounts; the facilitation of purchases and redemptions requested by the participants; and the servicing of participants' accounts. Pursuant to such agreement, for the year ended December 31, 2007, AIM was paid $85,697 for accounting and fund administrative services and reimbursed $804,348 for services provided by insurance companies.

    The Trust has entered into a transfer agency and service agreement with AIM Investment Services, Inc. ("AIS") pursuant to which the Fund has agreed to pay AIS a fee for providing transfer agency and shareholder services to the Fund and reimburse AIS for certain expenses incurred by AIS in the course of providing such services. For the year ended December 31, 2007, expenses incurred under the agreement are shown in the Statement of Operations as transfer agent fees.

    The Trust has entered into a master distribution agreement with A I M Distributors, Inc. ("ADI") to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Series II shares (the "Plan"). The Fund, pursuant to the Plan, pays ADI compensation at the annual rate of 0.25% of the Fund's average daily net assets of Series II shares. Of the Plan payments, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. For the year ended December 31, 2007, expenses incurred under the Plan are detailed in the Statement of Operations as distribution fees.

    Certain officers and trustees of the Trust are officers and directors of AIM, AIS and/or ADI.

NOTE 3--INVESTMENTS IN AFFILIATES

The Fund is permitted, pursuant to procedures approved by the Board of Trustees, to invest daily available cash balances and cash collateral from securities lending transactions in affiliated money market funds. The Fund and the money market funds below have the same investment advisor and therefore, are considered to be affiliated. The tables below show the transactions in and earnings from investments in affiliated money market funds for the year ended December 31, 2007. During the period each investment maintained a $1.00 net asset value, as such there is no realized gain/(loss) and no change in unrealized appreciation/(depreciation).


INVESTMENTS OF DAILY AVAILABLE CASH BALANCES:

                                                        VALUE         PURCHASES          PROCEEDS           VALUE       DIVIDEND
FUND                                                  12/31/06         AT COST          FROM SALES        12/31/07       INCOME
---------------------------------------------------------------------------------------------------------------------------------
Liquid Assets Portfolio -- Institutional Class       $17,152,937     $ 89,141,840      $(102,742,152)    $ 3,552,625    $232,446
---------------------------------------------------------------------------------------------------------------------------------
Premier Portfolio -- Institutional Class              17,152,937       89,141,840       (102,742,152)      3,552,625     232,272
=================================================================================================================================
  Subtotal                                           $34,305,874     $178,283,680      $(205,484,304)    $ 7,105,250    $464,718
=================================================================================================================================


INVESTMENTS OF CASH COLLATERAL FROM SECURITIES LENDING TRANSACTIONS:

                                                        VALUE         PURCHASES          PROCEEDS           VALUE       DIVIDEND
FUND                                                  12/31/06         AT COST          FROM SALES        12/31/07       INCOME*
---------------------------------------------------------------------------------------------------------------------------------
Liquid Assets Portfolio -- Institutional Class       $ 2,108,462     $100,793,097      $ (88,579,134)    $14,322,425    $ 67,420
---------------------------------------------------------------------------------------------------------------------------------
STIC Prime Portfolio -- Institutional Class            2,108,462       18,828,614        (20,937,076)             --      24,391
_________________________________________________________________________________________________________________________________
=================================================================================================================================
  Subtotal                                           $ 4,216,924     $119,621,711      $(109,516,210)    $14,322,425    $ 91,811
=================================================================================================================================
  Total Investments in Affiliates                    $38,522,798     $297,905,391      $(315,000,514)    $21,427,675    $556,529
_________________________________________________________________________________________________________________________________
=================================================================================================================================

* Net of compensation to counterparties.

AIM V.I. Capital Development Fund

NOTE 4--SECURITY TRANSACTIONS WITH AFFILIATED FUNDS

The Fund is permitted to purchase or sell securities from or to certain other AIM Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment advisor (or affiliated investment advisors), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the year ended December 31, 2007, the Fund engaged in securities sales of $5,728,074, which resulted in net realized gains of $148,154, and securities purchases of $596,919.

NOTE 5--EXPENSE OFFSET ARRANGEMENT

The expense offset arrangement is comprised of custodian credits which result from periodic overnight cash balances at the custodian. For the year ended December 31, 2007, the Fund received credits from this arrangement, which resulted in the reduction of the Fund's total expenses of $4,033.

NOTE 6--TRUSTEES' AND OFFICER'S FEES AND BENEFITS

"Trustees' and Officer's Fees and Benefits" include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and "Trustees' and Officer's Fees and Benefits" also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. "Trustees' and Officer's Fees and Benefits" include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

    During the year ended December 31, 2007, the Fund paid legal fees of $4,436 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 7--BORROWINGS

Pursuant to an exemptive order from the Securities and Exchange Commission, the Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. A loan will be secured by collateral if the Fund's aggregate borrowings from all sources exceeds 10% of the Fund's total assets. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan.

    The Fund is a party to an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000, or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM, which are parties to the credit facility, can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan.

    During the year ended December 31, 2007, the Fund did not borrow or lend under the interfund lending facility or borrow under the uncommitted unsecured revolving credit facility.

    Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and AIM, not to exceed the contractually agreed upon rate.

NOTE 8--PORTFOLIO SECURITIES LOANED

The Fund may lend portfolio securities having a market value up to one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. The Fund could also experience delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested.

    At December 31, 2007, securities with an aggregate value of $14,022,732 were on loan to brokers. The loans were secured by cash collateral of $14,322,425 received by the Fund and subsequently invested in affiliated money market funds. For the year ended December 31, 2007, the Fund received dividends on cash collateral investments of $91,811 for securities lending transactions, which are net of compensation to counterparties.

AIM V.I. Capital Development Fund

NOTE 9--OPTION CONTRACTS WRITTEN

                          TRANSACTIONS DURING THE PERIOD
-----------------------------------------------------------------------------------
                                                              CALL OPTION CONTRACTS
                                                              ---------------------
                                                              NUMBER OF    PREMIUMS
                                                              CONTRACTS    RECEIVED
-----------------------------------------------------------------------------------
Beginning of period                                              350       $ 60,617
-----------------------------------------------------------------------------------
Written                                                          613         33,683
-----------------------------------------------------------------------------------
Closed                                                          (753)       (53,964)
-----------------------------------------------------------------------------------
Expired                                                         (210)       (40,336)
===================================================================================
End of period                                                     --       $     --
___________________________________________________________________________________
===================================================================================

NOTE 10--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS

DISTRIBUTIONS TO SHAREHOLDERS:

The tax character of distributions paid during the years December 31, 2007 and 2006 was as follows:

                                                              2007              2006
---------------------------------------------------------------------------------------
Distributions paid from ordinary income                       $10,034,730    $  262,849
---------------------------------------------------------------------------------------
Long-term capital gain                                         17,310,043     4,112,091
=======================================================================================
  Total distributions                                         $27,344,773    $4,374,940
_______________________________________________________________________________________
=======================================================================================


TAX COMPONENTS OF NET ASSETS:

As of December 31, 2007, the components of net assets on a tax basis were as follows:

                                                                  2007
--------------------------------------------------------------------------
Undistributed ordinary income                                 $  3,129,164
--------------------------------------------------------------------------
Undistributed long-term gain                                    25,652,400
--------------------------------------------------------------------------
Net unrealized appreciation -- investments                      49,496,529
--------------------------------------------------------------------------
Temporary book/tax differences                                     (45,650)
--------------------------------------------------------------------------
Post-October Capital loss deferral                              (2,642,085)
--------------------------------------------------------------------------
Post-October Currency loss deferral                                (17,070)
--------------------------------------------------------------------------
Shares of beneficial interest                                  265,017,505
==========================================================================
  Total net assets                                            $340,590,793
__________________________________________________________________________
==========================================================================


    The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's net unrealized appreciation difference is attributable primarily to losses on wash sales and the deferral of losses on certain straddle transactions. The tax-basis net unrealized appreciation on investments amount includes appreciation (depreciation) on foreign currencies of $(138).

    The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

    The Fund does not have a capital loss carryforward as of December 31, 2007.

NOTE 11--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended December 31, 2007 was $384,000,900 and $348,313,727, respectively.

UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENT SECURITIES ON A TAX BASIS
------------------------------------------------------------------------------
Aggregate unrealized appreciation of investment securities       $ 68,177,303
------------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities      (18,680,636)
==============================================================================
Net unrealized appreciation of investment securities             $ 49,496,667
______________________________________________________________________________
==============================================================================
Cost of investments for tax purposes is $304,845,655.

AIM V.I. Capital Development Fund

NOTE 12--RECLASSIFICATION OF PERMANENT DIFFERENCES

Primarily as a result of differing book/tax treatment of foreign currency transactions and net operating losses, on December 31, 2007, undistributed net investment income (loss) was increased by $1,957,702 and undistributed net realized gain was decreased by $1,957,702. This reclassification had no effect on the net assets of the Fund.

----------------------------------------------------------------------------------------------------------------------
NOTE 13--SHARE INFORMATION
                                            CHANGES IN SHARES OUTSTANDING
----------------------------------------------------------------------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------
                                                                       2007(A)                         2006
                                                              --------------------------    --------------------------
                                                                SHARES         AMOUNT         SHARES         AMOUNT
Sold:
  Series I                                                       899,466    $ 18,335,807     2,145,804    $ 38,715,460
----------------------------------------------------------------------------------------------------------------------
  Series II                                                    5,098,023     102,303,777     2,681,069      46,879,330
======================================================================================================================
Issued as reinvestment of dividends:
  Series I                                                       620,908      12,026,991       117,706       2,202,279
----------------------------------------------------------------------------------------------------------------------
  Series II                                                      804,506      15,317,782       117,632       2,172,661
======================================================================================================================
Reacquired:
  Series I                                                    (1,642,891)    (33,149,254)   (1,511,376)    (26,557,359)
----------------------------------------------------------------------------------------------------------------------
  Series II                                                   (2,699,333)    (54,388,637)     (944,292)    (16,213,210)
======================================================================================================================
                                                               3,080,679    $ 60,446,466     2,606,543    $ 47,199,161
______________________________________________________________________________________________________________________
======================================================================================================================

(a) There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate they own 70% of the outstanding shares of the Fund. The Fund and the Fund's principal underwriter or advisor, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, AIM and/or AIM affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, AIM and or AIM affiliates including but not limited to services such as, securities brokerage, third party record keeping and account servicing and administrative services. The Trust has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

NOTE 14--SIGNIFICANT EVENT

At a meeting held on December 13, 2007, the Board of Trustees of Trust approved certain proposals to be presented for shareholder approval at a special meeting of the shareholders of the Trust intended to be held on February 29, 2008 (the "Special Meeting"). At the Special Meeting, shareholders of record as of the close of business on November 30, 2007, are entitled to vote their respective shares on several proposals that including, among others the following proposal.

    New proposed sub-advisory agreement between A I M Advisors, Inc. ("AIM") and each of AIM Funds Management Inc., Invesco Asset Management Deutschland, GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Global Asset Management (N.A.), Inc., Invesco Hong Kong Limited, Invesco Institutional (N.A.), Inc. and Invesco Senior Secured Management, Inc. (collectively, the "Affiliated Sub-Advisers") (the "New Sub-advisory Arrangements"). This proposal is intended to benefit the Fund and its shareholders by permitting AIM to utilize the additional resources and talent of these affiliated sub-advisers in managing the Fund. Because AIM would pay all of the sub-advisory fees of the sub-advisers, the new sub-advisory arrangements would not affect the fees the Fund pays pursuant to the advisory agreement. If approved by shareholders, the New Sub-advisory Arrangements are expected to become effective on or about May 1, 2008.

AIM V.I. Capital Development Fund


NOTE 15--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                       SERIES I
                                                                               YEAR ENDED DECEMBER 31,
                                                              ----------------------------------------------------------
                                                                2007           2006        2005        2004       2003
------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $  18.43       $  16.09    $  14.68    $  12.71    $  9.39
------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                   (0.10)(a)      (0.07)      (0.04)      (0.03)(a)   (0.01)
------------------------------------------------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)          2.14           2.73        1.45        2.00       3.33
========================================================================================================================
    Total from investment operations                              2.04           2.66        1.41        1.97       3.32
========================================================================================================================
Less distributions from net realized gains                       (1.62)         (0.32)         --          --         --
========================================================================================================================
Net asset value, end of period                                $  18.85       $  18.43    $  16.09    $  14.68    $ 12.71
________________________________________________________________________________________________________________________
========================================================================================================================
Total return(b)                                                  10.84%         16.52%       9.61%      15.50%     35.36%
________________________________________________________________________________________________________________________
========================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $149,776       $148,668    $117,674    $112,028    $93,813
========================================================================================================================
Ratio of expenses to average net assets                           1.05%(c)(d)     1.08%(d)     1.09%     1.10%      1.13%
========================================================================================================================
Ratio of net investment income (loss) to average net assets      (0.47)%(d)     (0.48)%      0.22)%     (0.21)%    (0.13)%
________________________________________________________________________________________________________________________
========================================================================================================================
Portfolio turnover rate                                            109%           119%        125%         93%        95%
________________________________________________________________________________________________________________________
========================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.
(c)  Ratios are based on average daily net assets of $157,016,320.
(d) After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements was 1.06% and 1.09% for the years ended December 31, 2007 and 2006, respectively.

                                                                                     SERIES II
                                                                              YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------
                                                                2007           2006       2005       2004       2003
----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $  18.19       $  15.92    $ 14.57    $ 12.64    $  9.36
----------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                   (0.15)(a)      (0.10)     (0.07)     (0.06)(a)   (0.03)
----------------------------------------------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)          2.11           2.69       1.42       1.99       3.31
======================================================================================================================
    Total from investment operations                              1.96           2.59       1.35       1.93       3.28
======================================================================================================================
Less distributions from net realized gains                       (1.62)         (0.32)        --         --         --
======================================================================================================================
Net asset value, end of period                                $  18.53       $  18.19    $ 15.92    $ 14.57    $ 12.64
______________________________________________________________________________________________________________________
======================================================================================================================
Total return(b)                                                  10.55%         16.26%      9.27%     15.27%     35.04%
______________________________________________________________________________________________________________________
======================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $190,815       $128,990    $83,388    $71,339    $33,550
======================================================================================================================
Ratio of expenses to average net assets                           1.30%(c)(d)     1.33%(d)    1.34%    1.35%      1.38%
======================================================================================================================
Ratio of net investment income (loss) to average net assets      (0.72)%(c)     (0.73)%    (0.47)%    (0.46)%    (0.38)%
______________________________________________________________________________________________________________________
======================================================================================================================
Portfolio turnover rate                                            109%           119%       125%        93%        95%
______________________________________________________________________________________________________________________
======================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.
(c)  Ratios are based on average daily net assets of $172,099,671.
(d) After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements was 1.31% and 1.34% for the years ended December 31, 2007 and 2006, respectively.

AIM V.I. Capital Development Fund


NOTE 16--LEGAL PROCEEDINGS

Terms used in the Legal Proceedings Note are defined terms solely for the purpose of this note.


PENDING LITIGATION AND REGULATORY INQUIRIES


    On August 30, 2005, the West Virginia Office of the State
Auditor -- Securities Commission ("WVASC") issued a Summary Order to Cease and Desist and Notice of Right to Hearing to A I M Advisors, Inc. ("AIM") and A I M Distributors, Inc. ("ADI") (Order No. 05-1318). The WVASC makes findings of fact that AIM and ADI entered into certain arrangements permitting market timing of the AIM Funds and failed to disclose these arrangements in the prospectuses for such Funds, and conclusions of law to the effect that AIM and ADI violated the West Virginia securities laws. The WVASC orders AIM and ADI to cease any further violations and seeks to impose monetary sanctions, including restitution to affected investors, disgorgement of fees, reimbursement of investigatory, administrative and legal costs and an "administrative assessment," to be determined by the Commissioner. Initial research indicates that these damages could be limited or capped by statute. By agreement with the Commissioner of Securities, AIM's time to respond to that Order has been indefinitely suspended.

    Civil lawsuits, including purported class action and shareholder derivative suits, have been filed against certain of the AIM Funds, INVESCO Funds Group, Inc. ("IFG") (the former investment advisor to certain AIM Funds), AIM, ADI and/or related entities and individuals, depending on the lawsuit, alleging:

    - that the defendants permitted improper market timing and related activity in the AIM Funds; and

    - that certain AIM Funds inadequately employed fair value pricing.

    These lawsuits allege as theories of recovery, depending on the lawsuit, violations of various provisions of the Federal and state securities laws and ERISA, negligence, breach of fiduciary duty and/or breach of contract. These lawsuits seek remedies that include, depending on the lawsuit, damages, restitution, injunctive relief, imposition of a constructive trust, removal of certain directors and/or employees, various corrective measures under ERISA, rescission of certain AIM Funds' advisory agreements and/or distribution plans and recovery of all fees paid.

    All lawsuits based on allegations of market timing, late trading and related issues have been transferred to the United States District Court for the District of Maryland (the "MDL Court"). Pursuant to an Order of the MDL Court, plaintiffs in these lawsuits consolidated their claims for pre-trial purposes into three amended complaints against various AIM- and IFG-related parties: (i) a Consolidated Amended Class Action Complaint purportedly brought on behalf of shareholders of the AIM Funds; (ii) a Consolidated Amended Fund Derivative Complaint purportedly brought on behalf of the AIM Funds and fund registrants; and (iii) an Amended Class Action Complaint for Violations of the Employee Retirement Income Securities Act ("ERISA") purportedly brought on behalf of participants in Invesco Ltd. ("Invesco") 401(k) plan. Based on orders issued by the MDL Court, all claims asserted against the AIM Funds that have been transferred to the MDL Court have been dismissed, although certain Funds remain nominal defendants in the Consolidated Amended Fund Derivative Complaint. On September 15, 2006, the MDL Court granted the Invesco defendants' motion to dismiss the Amended Class Action Complaint for Violations of ERISA and dismissed such Complaint. The plaintiff has commenced an appeal from that decision.

    IFG, AIM, ADI and/or related entities and individuals have received inquiries from numerous regulators in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, among others, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to
Section 529 college savings plans and procedures for locating lost security holders. IFG, AIM and ADI have advised the Fund that they are providing full cooperation with respect to these inquiries. Regulatory actions and/or additional civil lawsuits related to these or other issues may be filed against the AIM Funds, IFG, AIM and/or related entities and individuals in the future.

    At the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the outcome of the Pending Litigation and Regulatory Inquiries described above may have on AIM, ADI or the Fund.

AIM V.I. Capital Development Fund

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of AIM Variable Insurance Funds and Shareholders of AIM V.I. Capital Development Fund:



In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of AIM V.I. Capital Development Fund, (one of the funds constituting AIM Variable Insurance Funds, hereafter referred to as the "Fund") at December 31, 2007, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights for each of the periods ended on or before December 31, 2004 were audited by another independent registered public accounting firm whose report dated February 4, 2005 expressed an unqualified opinion on those statements.

PRICEWATERHOUSECOOPERS LLP

February 12, 2008
Houston, Texas

AIM V.I. Capital Development Fund

CALCULATING YOUR ONGOING FUND EXPENSES

EXAMPLE

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service fees (12b-1); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2007, through December 31, 2007.

    The actual and hypothetical expenses in the examples below do not represent the effect of any fees or other expenses assessed in connection with a variable product; if they did, the expenses shown would be higher while the ending account values shown would be lower.

ACTUAL EXPENSES

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return.

    The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

    Please note that the expenses shown in the table are meant to highlight your ongoing costs. Therefore, the hypothetical information is useful in comparing ongoing costs, and will not help you determine the relative total costs of owning different funds.

                                                                                           HYPOTHETICAL
                                                                                     (5% ANNUAL RETURN BEFORE
                                                          ACTUAL                            EXPENSES)
                             BEGINNING           ENDING           EXPENSES           ENDING           EXPENSES        ANNUALIZED
                           ACCOUNT VALUE      ACCOUNT VALUE      PAID DURING      ACCOUNT VALUE      PAID DURING       EXPENSE
        CLASS               (07/01/07)        (12/31/07)(1)       PERIOD(2)        (12/31/07)         PERIOD(2)         RATIO
      Series I               $1,000.00           $964.10            $5.20           $1,019.91           $5.35            1.05%
      Series II               1,000.00            962.60             6.43            1,018.65            6.61            1.30

(1) The actual ending account value is based on the actual total return of the Fund for the period July 1, 2007, through December 31, 2007, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund's expense ratio and a hypothetical annual return of 5% before expenses.
(2) Expenses are equal to the Fund's annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

AIM V.I. Capital Development Fund

TAX INFORMATION

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

    The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state's requirement.

    The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended December 31, 2007:

          FEDERAL AND STATE INCOME TAX
          -------------------------------------
          Long-Term Capital Gain Dividends         $17,310,043
          Corporate Dividends Received
            Deduction*                                    6.38%

* The above percentage is based on ordinary income dividends paid to shareholders during the Fund's fiscal year.

AIM V.I. Capital Development Fund

TRUSTEES AND OFFICERS

The address of each trustee and officer of AIM Variable Insurance Funds (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. Each trustee oversees 104 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

                                                                                       OTHER
                                  TRUSTEE                                              TRUSTEESHIP(S)/
NAME, YEAR OF BIRTH AND           AND/OR                                               DIRECTORSHIP(S)
POSITION(S) HELD WITH THE         OFFICER    PRINCIPAL OCCUPATION(S)                   HELD BY
TRUST                             SINCE      DURING PAST 5 YEARS                       TRUSTEE/ DIRECTOR
-------------------------------------------------------------------------------------------------------------------------
 Interested Persons
-------------------------------------------------------------------------------------------------------------------------

   Martin L. Flanagan(1) -- 1960  2007       Director, Chief Executive Officer and     None
   Trustee                                   President, Invesco Ltd. (ultimate parent
                                             of AIM and a global investment
                                             management firm) and, Invesco Holding
                                             Company (parent of AIM and a global
                                             investment management firm); Chairman,
                                             A I M Advisors, Inc. (registered
                                             investment advisor); Director, Chairman,
                                             Chief Executive Officer and President,
                                             IVZ Inc. (holding company); and INVESCO
                                             North American Holdings, Inc. (holding
                                             company); Chairman and President,
                                             INVESCO Group Services, Inc. (service
                                             provider); Trustee, The AIM Family of
                                             Funds(R); Vice Chairman, Investment
                                             Company Institute; and Member of
                                             Executive Board, SMU Cox School of
                                             Business

                                             Formerly: Chairman, Investment Company
                                             Institute; President, Co-Chief Executive
                                             Officer, Co-President, Chief Operating
                                             Officer and Chief Financial Officer,
                                             Franklin Resources, Inc. (global
                                             investment management organization)
-------------------------------------------------------------------------------------------------------------------------

   Philip A. Taylor(2) -- 1954    2006       Director, Chief Executive Officer and     None
   Trustee, President and                    President, AIM Mutual Fund Dealer Inc.
   Principal                                 (registered broker dealer), A I M
   Executive Officer                         Advisors, Inc., AIM Funds Management
                                             Inc. d/b/a INVESCO Enterprise Services
                                             (registered investment advisor and
                                             registered transfer agent), AIM Trimark
                                             Corporate Class Inc. (formerly AIM
                                             Trimark Global Fund Inc.) (corporate
                                             mutual fund company) and AIM Trimark
                                             Canada Fund Inc. (corporate mutual fund
                                             company), and 1371 Preferred Inc.
                                             (holding company); Director, Chairman,
                                             Chief Executive Officer and President,
                                             A I M Management Group Inc. (financial
                                             services holding company) and A I M
                                             Capital Management, Inc. (registered
                                             investment advisor); Director and
                                             President, INVESCO Funds Group, Inc.
                                             (registered investment advisor and
                                             register transfer agent) and AIM GP
                                             Canada Inc. (general partner for a
                                             limited partnership); Director, A I M
                                             Distributors, Inc. (registered broker
                                             dealer); Director and Chairman, AIM
                                             Investment Services, Inc. (registered
                                             transfer agent) and INVESCO
                                             Distributors, Inc. (registered broker
                                             dealer); Director, President and
                                             Chairman, IVZ Callco Inc. (holding
                                             company), INVESCO Inc. (holding company)
                                             and AIM Canada Holdings Inc. (holding
                                             company); Trustee, President and
                                             Principal Executive Officer of The AIM
                                             Family of Funds--Registered Trademark--
                                             (other than AIM Treasurer's Series
                                             Trust, Short-Term Investments Trust and
                                             Tax-Free Investments Trust); Trustee and
                                             Executive Vice President, The AIM Family
                                             of Funds--Registered Trademark-- (AIM
                                             Treasurer's Series Trust, Short-Term
                                             Investments Trust and Tax-Free
                                             Investments Trust only); and Manager,
                                             PowerShares Capital Management LLC

                                             Formerly: Director and Chairman, Fund
                                             Management Company (registered broker
                                             dealer); President and Principal
                                             Executive Officer, The AIM Family of
                                             Funds--Registered Trademark-- (AIM
                                             Treasurer's Series Trust, Short-Term
                                             Investments Trust and Tax-Free
                                             Investments Trust only); Chairman, AIM
                                             Canada Holdings, Inc.; President, AIM
                                             Trimark Global Fund Inc. and AIM Trimark
                                             Canada Fund Inc.; and Director, Trimark
                                             Trust (federally regulated Canadian
                                             Trust Company)
-------------------------------------------------------------------------------------------------------------------------
 Independent Trustees
-------------------------------------------------------------------------------------------------------------------------

   Bruce L. Crockett -- 1944      1993       Chairman, Crockett Technology Associates  ACE Limited (insurance company);
   Trustee and Chair                         (technology consulting company)           and Captaris, Inc. (unified
                                                                                       messaging provider)
-------------------------------------------------------------------------------------------------------------------------

   Bob R. Baker -- 1936           2004       Retired                                   None
   Trustee
-------------------------------------------------------------------------------------------------------------------------

   Frank S. Bayley -- 1939        2001       Retired                                   None
   Trustee
                                             Formerly: Partner, law firm of Baker &
                                             McKenzie and Director Badgley Funds,
                                             Inc. (registered investment company) (2
                                             portfolios)
-------------------------------------------------------------------------------------------------------------------------

   James T. Bunch -- 1942         2004       Founder, Green, Manning & Bunch Ltd.,     None
   Trustee                                   (investment banking firm)
                                             Formerly: Director, Policy Studies, Inc.
                                             and Van Gilder Insurance Corporation
-------------------------------------------------------------------------------------------------------------------------

   Albert R. Dowden -- 1941       2000       Director of a number of public and        None
   Trustee                                   private business corporations, including
                                             the Boss Group Ltd. (private investment
                                             and management); Reich & Tang Funds
                                             (Chairman) (registered investment
                                             company) (7 portfolios), Daily Income
                                             Fund (4 portfolios), California Daily
                                             Tax Free Income Fund, Inc., Connecticut
                                             Daily Tax Free Income Fund, Inc. and New
                                             Jersey Daily Municipal Fund, Inc.,
                                             Annuity and Life Re (Holdings), Ltd.
                                             (insurance company), and Homeowners of
                                             America Holding Corporation (property
                                             casualty company)

                                             Formerly: Director, CompuDyne
                                             Corporation (provider of product and
                                             services to the public security market);
                                             Director, President and Chief Executive
                                             Officer, Volvo Group North America,
                                             Inc.; Senior Vice President, AB Volvo;
                                             Director of various affiliated Volvo
                                             companies; and Director, Magellan
                                             Insurance Company
-------------------------------------------------------------------------------------------------------------------------

   Jack M. Fields -- 1952         1997       Chief Executive Officer, Twenty First     Administaff
   Trustee                                   Century Group, Inc. (government affairs
                                             company); and Owner and Chief Executive
                                             Officer, Dos Angelos Ranch, L.P.
                                             (cattle, hunting, corporate
                                             entertainment)
                                             Formerly: Chief Executive Officer,
                                             Texana Timber LP (sustainable forestry
                                             company), and Discovery Global Education
                                             Fund (non-profit)

-------------------------------------------------------------------------------------------------------------------------

   Carl Frischling -- 1937        1993       Partner, law firm of Kramer Levin         Director, Reich & Tang Funds) (15
   Trustee                                   Naftalis and Frankel LLP                  portfolios)
-------------------------------------------------------------------------------------------------------------------------

   Prema Mathai-Davis -- 1950     1998       Formerly: Chief Executive Officer, YWCA   None
   Trustee                                   of the USA
-------------------------------------------------------------------------------------------------------------------------

   Lewis F. Pennock -- 1942       1993       Partner, law firm of Pennock & Cooper     None
   Trustee
-------------------------------------------------------------------------------------------------------------------------

   Larry Soll -- 1942             2004       Retired                                   None
   Trustee
-------------------------------------------------------------------------------------------------------------------------

   Raymond Stickel, Jr. -- 1944   2005       Retired                                   None
   Trustee                                   Formerly: Partner, Deloitte & Touche;
                                             and Director, Mainstay VP Series Funds,
                                             Inc. (25 portfolios)
-------------------------------------------------------------------------------------------------------------------------

(1) Mr. Flanagan was appointed as Trustee of the Trust on February 24, 2007. Mr. Flanagan is considered an interested person of the Trust because he is an officer of the advisor to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the advisor to the Trust.
(2) Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.

AIM V.I. Capital Development Fund

                                                                                       OTHER
                                  TRUSTEE                                              TRUSTEESHIP(S)/
NAME, YEAR OF BIRTH AND           AND/OR                                               DIRECTORSHIP(S)
POSITION(S) HELD WITH THE         OFFICER    PRINCIPAL OCCUPATION(S)                   HELD BY TRUSTEE/
TRUST                             SINCE      DURING PAST 5 YEARS                       DIRECTOR
-------------------------------------------------------------------------------------------------------------------------
 Other Officers
-------------------------------------------------------------------------------------------------------------------------

   Russell C. Burk -- 1958        2005       Senior Vice President and Senior Officer  N/A
   Senior Vice President and                 of The AIM Family of Funds--Registered
   Senior Officer                            Trademark--
                                             Formerly: Director of Compliance and
                                             Assistant General Counsel, ICON
                                             Advisers, Inc.; Financial Consultant,
                                             Merrill Lynch; General Counsel and
                                             Director of Compliance, ALPS Mutual
                                             Funds, Inc.
-------------------------------------------------------------------------------------------------------------------------

   John M. Zerr -- 1962           2006       Director, Senior Vice President,          N/A
   Senior Vice President, Chief              Secretary and General Counsel, A I M
   Legal Officer and Secretary               Management Group Inc., A I M Advisors,
                                             Inc. and A I M Capital Management, Inc.;
                                             Director, Vice President and Secretary,
                                             AIM Investment Services, Inc. and
                                             INVESCO Distributors, Inc.; Director,
                                             Senior Vice President and Secretary,
                                             A I M Distributors, Inc.; Director and
                                             Vice President, INVESCO Funds Group
                                             Inc.; Senior Vice President, Chief Legal
                                             Officer and Secretary of The AIM Family
                                             of Funds--Registered Trademark--; and
                                             Manager, PowerShares Capital Management
                                             LLC

                                             Formerly: Director, Vice President and
                                             Secretary, Fund Management Company; Vice
                                             President, A I M Capital Management,
                                             Inc.; Chief Operating Officer, Senior
                                             Vice President, General Counsel and
                                             Secretary, Liberty Ridge Capital, Inc.
                                             (an investment adviser); Vice President
                                             and Secretary, PBHG Funds (an investment
                                             company); Vice President and Secretary,
                                             PBHG Insurance Series Fund (an
                                             investment company); General Counsel and
                                             Secretary, Pilgrim Baxter Value
                                             Investors (an investment adviser); Chief
                                             Operating Officer, General Counsel and
                                             Secretary, Old Mutual Investment
                                             Partners (a broker-dealer); General
                                             Counsel and Secretary, Old Mutual Fund
                                             Services (an administrator); General
                                             Counsel and Secretary, Old Mutual
                                             Shareholder Services (a shareholder
                                             servicing center); Executive Vice
                                             President, General Counsel and
                                             Secretary, Old Mutual Capital, Inc. (an
                                             investment adviser); and Vice President
                                             and Secretary, Old Mutual Advisors Funds
                                             (an investment company)
-------------------------------------------------------------------------------------------------------------------------

   Lisa O. Brinkley -- 1959       2004       Global Compliance Director, Invesco       N/A
   Vice President                            Ltd.; and Vice President of The AIM
                                             Family of Funds--Registered Trademark--

                                             Formerly: Senior Vice President, A I M
                                             Management Group Inc. (financial
                                             services holding company); Senior Vice
                                             President and Chief Compliance Officer,
                                             A I M Advisors, Inc. and The AIM Family
                                             of Funds--Registered Trademark--; Vice
                                             President and Chief Compliance Officer,
                                             A I M Capital Management, Inc. and A I M
                                             Distributors, Inc.; Vice President, AIM
                                             Investment Services, Inc. and Fund
                                             Management Company; Senior Vice
                                             President and Chief Compliance Officer
                                             of The AIM Family of Funds--Registered
                                             Trademark--; and Senior Vice President
                                             and Compliance Director, Delaware
                                             Investments Family of Funds
-------------------------------------------------------------------------------------------------------------------------

   Kevin M. Carome -- 1956        2003       General Counsel, Secretary and Senior
   Vice President                            Managing Director, Invesco Ltd.;
                                             Director and Secretary, Invesco Holding
                                             Company Limited, IVZ, Inc. and INVESCO
                                             Group Services, Inc.; Director, INVESCO
                                             Funds Group, Inc.; Secretary, INVESCO
                                             North American Holdings, Inc.; and Vice
                                             President of The AIM Family of
                                             Funds--Registered Trademark--

                                             Formerly: Senior Managing Director,       N/A
                                             Invesco Holding Company Limited;
                                             Director, Senior Vice President,
                                             Secretary and General Counsel, A I M
                                             Management Group Inc. and A I M
                                             Advisors, Inc.; Senior Vice President,
                                             A I M Distributors, Inc.; Director,
                                             General Counsel and Vice President, Fund
                                             Management Company; Vice President,
                                             A I M Capital Management, Inc. and AIM
                                             Investment Services, Inc.; Senior Vice
                                             President, Chief Legal Officer and
                                             Secretary of The AIM Family of
                                             Funds--Registered Trademark--; Director
                                             and Vice President, INVESCO
                                             Distributors, Inc.; Chief Executive
                                             Officer and President, INVESCO Funds
                                             Group, Inc.; and Senior Vice President
                                             and General Counsel, Liberty Financial
                                             Companies, Inc.
-------------------------------------------------------------------------------------------------------------------------

   Sidney M. Dilgren -- 1961      2004       Vice President, A I M Advisors, Inc. and  N/A
   Vice President, Principal                 A I M Capital Management, Inc.; and Vice
   Financial Officer and                     President, Treasurer and Principal
   Treasurer                                 Financial Officer of The AIM Family of
                                             Funds--Registered Trademark--

                                             Formerly: Fund Treasurer, A I M
                                             Advisors, Inc.; Senior Vice President,
                                             AIM Investment Services, Inc.; and Vice
                                             President, A I M Distributors, Inc.
-------------------------------------------------------------------------------------------------------------------------

   Karen Dunn Kelley -- 1960      2004       Head of Invesco's World Wide Fixed        N/A
   Vice President                            Income and Cash Management Group;
                                             Director of Cash Management and Senior
                                             Vice President, A I M Advisors, Inc. and
                                             A I M Capital Management, Inc; Executive
                                             Vice President, A I M Distributors,
                                             Inc.; Senior Vice President, A I M
                                             Management Group Inc.; Vice President,
                                             The AIM Family of Funds--Registered
                                             Trademark-- (other than AIM Treasurer's
                                             Series Trust, Short-Term Investments
                                             Trust and Tax-Free Investments Trust);
                                             and President and Principal Executive
                                             Officer, The AIM Family of
                                             Funds--Registered Trademark-- (AIM
                                             Treasurer's Series Trust, Short-Term
                                             Investments Trust and Tax-Free
                                             Investments Trust only)
                                             Formerly: Director and President, Fund
                                             Management Company; Chief Cash
                                             Management Officer and Managing
                                             Director, A I M Capital Management,
                                             Inc.; Vice President, A I M Advisors,
                                             Inc. and The AIM Family of
                                             Funds--Registered Trademark-- (AIM
                                             Treasurer's Series Trust, Short-Term
                                             Investments Trust and Tax-Free
                                             Investments Trust only)
-------------------------------------------------------------------------------------------------------------------------

   Lance A. Rejsek -- 1967        2005       Anti-Money Laundering Compliance          N/A
   Anti-Money Laundering                     Officer, A I M Advisors, Inc., A I M
   Compliance Officer                        Capital Management, Inc., A I M
                                             Distributors, Inc., AIM Investment
                                             Services, Inc., AIM Private Asset
                                             Management, Inc. and The AIM Family of
                                             Funds--Registered Trademark--
                                             Formerly: Anti-Money Laundering
                                             Compliance Officer, Fund Management
                                             Company; and Manager of the Fraud
                                             Prevention Department, AIM Investment
                                             Services, Inc.
-------------------------------------------------------------------------------------------------------------------------

   Todd L. Spillane -- 1958       2006       Senior Vice President, A I M Management   N/A
   Chief Compliance Officer                  Group Inc.; Senior Vice President and
                                             Chief Compliance Officer, A I M
                                             Advisors, Inc. and A I M Capital
                                             Management, Inc.; Chief Compliance
                                             Officer of The AIM Family of
                                             Funds--Registered Trademark--, Invesco
                                             Global Asset Management (N.A.), Inc.,
                                             (registered investment advisor), Invesco
                                             Institutional (N.A.), Inc., (registered
                                             investment advisor), INVESCO Private
                                             Capital Investments, Inc. (holding
                                             company), Invesco Private Capital, Inc.
                                             (registered investment advisor) and
                                             Invesco Senior Secured Management, Inc.
                                             (registered investment advisor); and
                                             Vice President, A I M Distributors, Inc.
                                             and AIM Investment Services, Inc.

                                             Formerly: Vice President, A I M Capital
                                             Management, Inc. and Fund Management
                                             Company; Global Head of Product
                                             Development, AIG-Global Investment
                                             Group, Inc.; and Chief Compliance
                                             Officer and Deputy General Counsel,
                                             AIG-SunAmerica Asset Management
-------------------------------------------------------------------------------------------------------------------------

The Statement of Additional Information of the Trust includes additional information about the Fund's Trustees and is available upon request, without charge, by calling 1.800.410.4246.

OFFICE OF THE FUND            INVESTMENT ADVISOR       DISTRIBUTOR              AUDITORS
11 Greenway Plaza             A I M Advisors, Inc.     A I M Distributors,      PricewaterhouseCoopers
Suite 100                     11 Greenway Plaza        Inc.                     LLP
Houston, TX 77046-1173        Suite 100                11 Greenway Plaza        1201 Louisiana Street
                              Houston, TX 77046-1173   Suite 100                Suite 2900
                                                       Houston, TX 77046-1173   Houston, TX 77002-5678

COUNSEL TO THE FUND           COUNSEL TO THE           TRANSFER AGENT           CUSTODIAN
Ballard Spahr                 INDEPENDENT TRUSTEES     AIM Investment           State Street Bank and
Andrews & Ingersoll, LLP      Kramer, Levin, Naftalis  Services, Inc.           Trust
1735 Market Street, 51st      & Frankel LLP            P.O. Box 4739            Company
Floor                         1177 Avenue of the       Houston, TX 77210-4739   225 Franklin Street
Philadelphia, PA 19103-7599   Americas                                          Boston, MA 02110-2801
                              New York, NY 10036-2714

DOMESTIC EQUITY

Large Cap Blend

                                                                                 AIM V.I. CORE EQUITY FUND
                                                         Annual Report to Shareholders - December 31, 2007

The Fund provides a complete list of its
holdings four times in each fiscal year,
at the quarter-ends. For the second and
fourth quarters, the lists appear in the
Fund's semiannual and annual reports to
shareholders. For the first and third
quarters, the Fund files the lists with
the Securities and Exchange Commission
(SEC) on Form N-Q. The Fund's Form N-Q
filings are available on the SEC Web
site, sec.gov. Copies of the Fund's
Forms N-Q may be reviewed and copied at
the SEC Public Reference Room in                           [COVER GLOBE IMAGE]
Washington, D.C.You can obtain
information on the operation of the
Public Reference Room, including
information about duplicating fee
charges, by calling 202-942-8090 or
800-732-0330, or by electronic request
at the following E-mail address:
publicinfo@sec.gov. The SEC file numbers
for the Fund are 811-07452 and
033-57340. The Fund's most recent
portfolio holdings, as filed on Form
N-Q, have also been made available to
insurance companies issuing variable
annuity contracts and variable life
insurance policies ("variable products")
that invest in the Fund.

A description of the policies and
procedures that the Fund uses to determine
how to vote proxies relating to portfolio
securities is available without charge,
upon request, from our Client Services                    AIM V.I. CORE EQUITY FUND's investment objective
department at 800-410-4246 or on the AIM                                             is growth of capital.
Web site, AIMinvestments.com. On the home
page, scroll down and click on Proxy
Policy. The information is also available
on the SEC Web site, sec.gov.

Information regarding how the Fund voted
proxies related to its portfolio
securities during the 12 months ended June   UNLESS OTHERWISE STATED, INFORMATION PRESENTED IN THIS REPORT
30, 2007, is available at our Web site. Go   IS AS OF DECEMBER 31, 2007, AND IS BASED ON TOTAL NET ASSETS.
to AIMinvestments.com, access the About Us
tab, click on Required Notices and then
click on Proxy Voting Activity. Next,
select the Fund from the drop-down menu.
The information is also available on the                   UNLESS OTHERWISE NOTED, ALL DATA IN THIS REPORT
SEC Web site, sec.gov.                                                ARE FROM A I M MANAGEMENT GROUP INC.

                                             =============================================================
                                             THIS REPORT MUST BE ACCOMPANIED OR PRECEDED BY A CURRENTLY
                                             EFFECTIVE FUND PROSPECTUS AND VARIABLE PRODUCT PROSPECTUS,
                                             WHICH CONTAIN MORE COMPLETE INFORMATION, INCLUDING SALES
                                             CHARGES AND EXPENSES. INVESTORS SHOULD READ EACH CAREFULLY
 [AIM INVESTMENTS LOGO]                      BEFORE INVESTING.
--REGISTERED TRADEMARK--                     =============================================================

                                                     NOT FDIC INSURED   MAY LOSE VALUE   NO BANK GUARANTEE

                                                                                  A I M DISTRIBUTORS, INC.

AIM V.I. Core Equity Fund

Management's Discussion of Fund Performance                                               evaluate the sustainability of competitive
                                                                                          advantages. Both the financial and
=======================================================================================   business analyses serve as a basis to
                                                                                          construct valuation models that help us
PERFORMANCE SUMMARY                                                                       estimate a company's value. We use three
                                                                                          primary valuation techniques, including
For the year ended December 31, 2007, AIM V.I. Core Equity Fund, excluding variable       discounted cash flow, traditional
product issuer charges, delivered positive returns for shareholders and outperformed      valuation multiples and net asset value.
the S&P 500 Index as well as the Russell 1000 Index. Overall results were driven in
part by strength in our energy, consumer staples and non-U.S holdings. Additionally,         We consider selling a stock when:
our relative results were helped by avoiding turbulence in the financials sector and
weakness in the consumer discretionary sector.                                            o It exceeds our target price.

   Your Fund's long-term performance appears later in this report.                        o We have not seen a demonstrable
                                                                                          improvement in fundamentals.
FUND VS. INDEXES
                                                                                          o More compelling investment opportunities
Total returns, 12/31/06-12/31/07, excluding variable product issuer charges. If           exist.
variable product issuer charges were included, returns would be lower.
                                                                                          Market conditions and your Fund
Series I Shares                                                                    8.12%
Series II Shares                                                                   7.88   For the year ended December 31, 2007, we
S&P 500 Index(triangle) (Broad Market Index)                                       5.49   worked diligently to provide shareholders
Russell 1000 Index(triangle) (Style-Specific Index)                                5.77   with a wealth creation strategy that takes
Lipper VUF Large-Cap Core Funds Index(triangle) (Peer Group Index)                 6.78   a full market cycle perspective (over bull
Lipper Large-Cap Core Funds Index(triangle) (Former Peer Group Index)              6.63   and bear markets). This objective became
SOURCE: (triangle)LIPPER INC.                                                             increasingly important as we marked the
                                                                                          five-year(1) anniversary of the bull
=======================================================================================   market and witnessed increased volatility
How we Invest                                tments for the Fund includes three           in the financial markets.
                                             phases:
We manage your Fund as a core fund,                                                          Economic growth, as measured by gross
seeking to provide upside potential as       o Financial analysis to evaluate returns     domestic product, increased at an
well as a measure of protection in           on invested capital and capital allocation   annualized rate of 4.9% in the third
difficult markets. As part of an overall                                                  quarter of 2007.(2) This was slightly
well-diversified asset allocation            o Business analysis to determine             above the growth rate during the second
strategy, the Fund can serve as a            competitive positioning                      quarter and the highest rate we have seen
cornerstone within an overall portfolio to                                                over the past 12 months.(2) This
complement more aggressive value and         o Valuation analysis to identify             represented strong growth despite
growth investments.                          attractively valued companies                expectations by many that we were in the
                                                                                          later stages of the current economic cycle
   We conduct fundamental research of           Financial analysis provides vital         and that the economy would be affected by
companies to gain a thorough understanding   insight into historical and potential        the housing decline. Weakness in housing
of their business prospects, appreciation    returns on invested capital, a key           affected consumer spending, but as of the
potential and return on invested capital.    indicator of business quality and the        end of 2007, had not influenced job growth
The process we use to identify potential     caliber of management. Business analysis     in a meaningful way.
inves                                        allows us to identify key drivers of the
                                             company, understand industry challenges
                                             and
==========================================   ==========================================   ==========================================

     PORTFOLIO COMPOSITION                        TOP FIVE INDUSTRIES*                         TOP 10 EQUITY HOLDINGS*

By sector                                    1. Pharmaceuticals                     6.0%   1. Amgen Inc.                        2.9%
Information Technology                21.4%  2. Communications Equipment            5.5    2. Progressive Corp. (The)           2.7
Energy                                12.4   3. Oil & Gas Equipment & Services      5.5    3. 3M Co.                            2.6
Health Care                           12.4   4. Property & Casualty Insurance       5.2    4. Microsoft Corp.                   2.6
Consumer Staples                      11.0   5. Systems Software                    4.9    5. Berkshire Hathway Inc.-Class A    2.5
Financials                            10.6                                                 6. Cadbury Schwepps PLC              2.5
Industrials                           10.3   Total Net Assets             $2.33 billion    7. Motorola, Inc.                    2.4
Consumer Discretionary                 6.1                                                 8. Pfizer Inc.                       2.3
Telecommunication Services             0.7   Total Number of Holdings*               70    9. Symantec Corp.                    2.3
Money Market Funds Plus                                                                   10. Medtronic, Inc.                   2.2
Other Assets Less Liabilities         15.1

The Fund's holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*Excluding money market fund holdings.
==========================================   ==========================================   ==========================================

AIM V.I. Core Equity Fund

   Over the year, we observed an increase    avoidance of these stocks helped our         subject to change at any time based on
in yield spreads between BBB corporate       results versus our style-specific index as   factors such as market and economic
bonds and 10-year U.S. Treasury bonds,       financials was the worst performing sector   conditions. These views and opinions may
indicating a shift in the risk appetite of   of the market for the year.(5)               not be relied upon as investment advice or
investors and a sign that it is becoming                                                  recommendations, or as an offer for a
more difficult to obtain financing.(3)          Some aspects of the portfolio's           particular security. The information is
                                             positioning detracted from relative          not a complete analysis of every aspect of
   Inflation, as measured by the Consumer    performance. Notably, the Fund's largest     any market, country, industry, security or
Price Index, increased to 4.1% in 2007,      detractor from performance was health care   the Fund. Statements of fact are from
largely due to energy costs, which were up   holding AMGEN. The stock came under          sources considered reliable, but A I M
17.4%.(4) This represented the sharpest      pressure as a result of an ongoing patent    Advisors, Inc. makes no representation or
increase in nearly two decades and a         dispute with rival Roche Holdings (not a     warranty as to their completeness or
significant increase versus the 2.5%         Fund holding).                               accuracy. Although historical performance
increase in 2006.(4)                                                                      is no guarantee of future results, these
                                                The Fund held 16% of its total net        insights may help you understand our
   Fund returns were largely driven by our   assets in cash at the end of 2007, which     investment management philosophy.
overweight in the energy sector. Strength    detracted from overall returns. Cash may
in the global economy and emerging markets   reduce returns in up markets, decrease       ==========================================
caused oil prices to rise from $61.05 per    volatility during more turbulent periods
barrel at the beginning of the year to       and improve returns in negative markets.     FOR A DISCUSSION OF THE RISKS OF INVESTING
$95.98 per barrel at the close of 2007.(1)   Overall, the Fund's cash position was a      IN YOUR FUND, INDEXES USED IN THIS REPORT
The Fund's exposure to this sector has       function of our fundamental research, as     AND YOUR FUND'S LONG-TERM PERFORMANCE,
been a consistent theme in the portfolio;    we will only invest it when we have a        PLEASE TURN THE PAGE.
however the nature of our exposure has       compelling investment opportunity. To do
changed as the capital spending cycle has    otherwise would be contrary to our           ==========================================
matured.                                     intended wealth creation strategy.
                                                                                                       Ronald S. Sloan
   Early in the capital spending cycle,         The Fund's positioning at the end of          [SLOAN   Chartered Financial Analyst,
the primary beneficiaries were oil           2007 was somewhat more defensive than its        PHOTO]   senior portfolio manager, is
producers such as EXXON MOBIL, which is a    style-specific index, as fundamental data                 lead manager of AIM V.I. Core
long-term Fund holding. Our research         suggest growth catalysts and sustainable     Equity Fund. Mr. Sloan has worked in the
suggested that as the capital spending       profits tied to the credit cycle show        investment industry since 1971 and joined
cycle matured, energy service providers      signs of diminishing. Among our largest      AIM in 1998. Mr. Sloan attended the
would likely do well as oil producers        overweight sectors were information          University of Missouri, where he earned
invested to maintain and update their        technology and consumer staples, while our   both a B.S. in business administration and
infrastructure. This benefited companies     underweight sectors included financials      an M.B.A.
such as WEATHERFORD INTERNATIONAL, an oil    and consumer discretionary. We also
services and equipment firm. We made our     maintained sizeable exposure--16% of total                Tyler Dann II
investment in Weatherford International in   net assets at the end of the year--to            [DANN    Chartered Financial Analyst,
the fall of 2006 on price weakness           non-U.S. companies due to their attractive       PHOTO]   portfolio manager, is manager
resulting from the market's overreaction     relative valuations and growth rates.                     of AIM V.I. Core Equity Fund.
to the firm's exposure to softening                                                       Mr. Dann joined AIM in 2004. He serves on
natural gas prices. We believed the firm        We believe our competitive advantage is   the board of directors of the National
had attractive growth prospects due to a     a strict focus on identifying growth-value   Association of Petroleum Investment
supportive commodity pricing cycle,          anomalies--companies with strong prospects   Analysts and is a member of the CFA
expanding exposure to more attractive        to grow shareholder value, managed by good   Society of San Francisco. He earned an
opportunities in the eastern hemisphere      stewards of capital that are trading at      A.B. degree from Princeton University.
and as a beneficiary of the capital          attractive valuations. In our opinion,
spending cycle. During 2007, other           this allows us to serve as a source of                    Brian Nelson
investors began to agree.                    stability within our shareholders' overall      [NELSON   Chartered Financial Analyst,
                                             asset allocation as we strive to deliver         PHOTO]   portfolio manager, is manager
   In the past, we have spoken about our     above average risk-adjusted returns over a                of AIM V.I. Core Equity Fund.
rationale for decreasing the Fund's          full market cycle.                           He began his investment career in 1988 and
exposure to the financials sector. Our                                                    joined AIM in 2004. He earned a B.A. from
fundamental research raised concerns that       Thank you for your continued investment   the University of California-Santa Barbara
the increasingly lenient lending standards   in AIM V.I. Core Equity Fund.                and is a member of the Security Analyst
of some regional banks and consumer                                                       Society of San Francisco.
financials would lead to higher default      Sources: (1)Bloomberg L.P.; (2)Bureau of
rates. This concern was validated in 2007    Economic Analysis; (3)Lehman Brothers;       Assisted by the Mid/Large Cap Core Team
by the controversy surrounding the           (4)Bureau of Labor Statistics; (5)Lipper
subprime mortgage industry and weighed       Inc.
heavily on the returns of financial
stocks. Our                                  The views and opinions expressed in
                                             management's discussion of Fund
                                             performance are those of A I M Advisors,
                                             Inc. These views and opinions are

AIM V.I. Core Equity Fund

Your Fund's long-term performance

==========================================      THE PERFORMANCE OF THE FUND'S SERIES I    BASED ON EXPENSES INCURRED DURING THE
     AVERAGE ANNUAL TOTAL RETURNS            AND SERIES II SHARE CLASSES WILL DIFFER      PERIOD COVERED BY THIS REPORT.
                                             PRIMARILY DUE TO DIFFERENT CLASS EXPENSES.
As of 12/31/07                                                                               AIM V.I. CORE EQUITY FUND, A SERIES
SERIES I SHARES                                 THE PERFORMANCE DATA QUOTED REPRESENT     PORTFOLIO OF AIM VARIABLE INSURANCE FUNDS,
Inception (5/2/94)                    9.53%  PAST PERFORMANCE AND CANNOT GUARANTEE        IS CURRENTLY OFFERED THROUGH INSURANCE
10 Years                              5.57   COMPARABLE FUTURE RESULTS; CURRENT           COMPANIES ISSUING VARIABLE PRODUCTS. YOU
 5 Years                             12.49   PERFORMANCE MAY BE LOWER OR HIGHER. PLEASE   CANNOT PURCHASE SHARES OF THE FUND
 1 Year                               8.12   CONTACT YOUR VARIABLE PRODUCT ISSUER OR      DIRECTLY. PERFORMANCE FIGURES GIVEN
SERIES II SHARES                             FINANCIAL ADVISOR FOR THE MOST RECENT        REPRESENT THE FUND AND ARE NOT INTENDED TO
10 Years                              5.31%  MONTH-END VARIABLE PRODUCT PERFORMANCE.      REFLECT ACTUAL VARIABLE PRODUCT VALUES.
 5 Years                             12.23   PERFORMANCE FIGURES REFLECT FUND EXPENSES,   THEY DO NOT REFLECT SALES CHARGES,
 1 Year                               7.88   REINVESTED DISTRIBUTIONS AND CHANGES IN      EXPENSES AND FEES ASSESSED IN CONNECTION
==========================================   NET ASSET VALUE. INVESTMENT RETURN AND       WITH A VARIABLE PRODUCT. SALES CHARGES,
                                             PRINCIPAL VALUE WILL FLUCTUATE SO THAT YOU   EXPENSES AND FEES, WHICH ARE DETERMINED BY
SERIES II SHARES' INCEPTION DATE IS          MAY HAVE A GAIN OR LOSS WHEN YOU SELL        THE VARIABLE PRODUCT ISSUERS, WILL VARY
OCTOBER 24, 2001. RETURNS SINCE THAT DATE    SHARES.                                      AND WILL LOWER THE TOTAL RETURN.
ARE HISTORICAL. ALL OTHER RETURNS ARE THE
BLENDED RETURNS OF THE HISTORICAL               THE TOTAL ANNUAL FUND OPERATING EXPENSE      THE MOST RECENT MONTH-END PERFORMANCE
PERFORMANCE OF THE FUND'S SERIES II SHARES   RATIO SET FORTH IN THE MOST RECENT FUND      DATA AT THE FUND LEVEL, EXCLUDING VARIABLE
SINCE THEIR INCEPTION AND THE RESTATED       PROSPECTUS AS OF THE DATE OF THIS REPORT     PRODUCT CHARGES, IS AVAILABLE ON THIS AIM
HISTORICAL PERFORMANCE OF SERIES I SHARES    FOR SERIES I AND SERIES II SHARES WAS        AUTOMATED INFORMATION LINE, 866-702-4402.
(FOR PERIODS PRIOR TO INCEPTION OF THE       0.91% AND 1.16%, RESPECTIVELY. THE EXPENSE   AS MENTIONED ABOVE, FOR THE MOST RECENT
SERIES II SHARES) ADJUSTED TO REFLECT THE    RATIOS PRESENTED ABOVE MAY VARY FROM THE     MONTH-END PERFORMANCE INCLUDING VARIABLE
RULE 12B-1 FEES APPLICABLE TO THE SERIES     EXPENSE RATIOS PRESENTED IN OTHER SECTIONS   PRODUCT CHARGES, PLEASE CONTACT YOUR
II SHARES. THE INCEPTION DATE OF SERIES I    OF THIS REPORT THAT ARE                      VARIABLE PRODUCT ISSUER OR FINANCIAL
SHARES IS MAY 2, 1994.                                                                    ADVISOR.

====================================================================================================================================

Principal risks of investing in the Fund     torical and prospective earnings of the      companies, but rather the most widely held
                                             issuer, the value of its assets, general     500 companies chosen with respect to
To the extent the Fund holds cash or cash    economic conditions, interest rates,         market size, liquidity, and their
equivalents rather than equity securities    investor perceptions and market liquidity.   industry.
for risk management purposes, the Fund may
not achieve its investment objective.           Foreign securities have additional           The Russell 1000--REGISTERED
                                             risks, including exchange rate changes,      TRADEMARK-- Index is comprised of 1000 of
   The value of convertible securities in    political and economic upheaval, the         the largest capitalized U.S. domiciled
which the Fund invests may be affected by    relative lack of information, relatively     companies whose common stock is traded in
market interest rates-the risk that the      low market liquidity, and the potential      the United States. The Russell 1000 Index
issuer may default on interest or            lack of strict financial and accounting      is a trademark/service mark of the Frank
principal payments and the value of the      controls and standards.                      Russell Company. Russell--REGISTERED
underlying common stock into which these                                                  TRADEMARK-- is a trademark of the Frank
securities may be converted may decline as      There is no guarantee that the            Russell Company.
a result.                                    investment techniques and risk analyses
                                             used by the Fund's portfolio managers will      The Fund has elected to use the LIPPER
   Investing in developing countries can     produce the desired results.                 VARIABLE UNDERLYING FUNDS (VUF) LARGE-CAP
add additional risk, such as high rates of                                                CORE FUNDS INDEX as its peer group instead
inflation or sharply devalued currencies     About indexes used in this report            of the Lipper Large-Cap Core Funds Index.
against the U.S. dollar. Transaction costs                                                In 2006, Lipper began publishing VUF
are often higher, and there may be delays    The S&P 500--REGISTERED TRADEMARK-- Index    indexes, allowing the Fund to be compared
in settlement procedures.                    is a market capitalization-weighted index    with the Lipper VUF Large-Cap Core Funds
                                             covering all major areas of the U.S.         Index. The unmanaged Lipper VUF Large-Cap
   Prices of equity securities change in     economy. It is not the 500 largest           Core Funds Index is an equally weighted
response to many factors including the                                                    representation of the largest variable
his-                                                                                      insurance

                                                                                                                           Continued

AIM V.I. Core Equity Fund

Past performance cannot guarantee            the dollar value of an investment, is
comparable future results.                   constructed with each segment representing
                                             a percent change in the value of the
   This chart, which is a logarithmic        investment. In this chart, each segment
chart, presents the fluctuations in the      represents a doubling, or 100% change, in
value of the Fund and its indexes. We        the value of the investment. In other
believe that a logarithmic chart is more     words, the space between $5,000 and
effective than other types of charts in      $10,000 is the same size as the space
illustrating changes in value during the     between $10,000 and $20,000, and so on.
early years shown in the chart. The
vertical axis, the one that indicates

====================================================================================================================================

Continued from previous page

underlying funds in the Lipper Large-Cap        A direct investment cannot be made in     ues may differ from the net asset
Core Funds category. These funds typically   an index. Unless otherwise indicated,        values and returns reported in the
have an average price-to-earnings ratio,     index results include reinvested             Financial Highlights. Additionally, the
price-to-book ratio, and three-year          dividends, and they do not reflect sales     returns and net asset values shown
sales-per-share growth value, compared to    charges. Performance of an index of funds    throughout this report are at the Fund
the S&P 500--REGISTERED TRADEMARK-- Index.   reflects fund expenses; performance of a     level only and do not include variable
                                             market index does not.                       product issuer charges. If such charges
   The LIPPER LARGE-CAP CORE FUNDS INDEX                                                  were included, the total returns would be
is an equally weighted representation of     Other information                            lower.
the largest funds in the Lipper Large-Cap
Core Funds category. These funds typically      The returns shown in the management's        Industry classifications used in this
have an average price-to-earnings ratio,     discussion of Fund performance are based     report are generally according to the
price-to-book ratio, and three-year          on net asset values calculated for           Global Industry Classification Standard,
sales-per-share growth value, compared to    shareholder transactions. Generally          which was developed by and is the
the S&P 500 Index.                           accepted accounting principles require       exclusive property and a service mark of
                                             adjustments to be made to the net assets     Morgan Stanley Capital International Inc.
   The Fund is not managed to track the      of the Fund at period end for financial      and Standard & Poor's.
performance of any particular index,         reporting purposes, and as such, the net
including the indexes defined here, and      asset values for shareholder transactions       The Chartered Financial
consequently, the performance of the Fund    and the returns based on those net asset     Analyst--REGISTERED TRADEMARK--
may deviate significantly from the           val-                                         (CFA--REGISTERED TRADEMARK--) designation
performance of the indexes.                                                               is a globally recognized standard for
                                                                                          measuring the competence and integrity of
                                                                                          investment professionals.

===================================================================================================================================

                                                          [MOUNTAIN CHART]

RESULTS OF A $10,000 INVESTMENT

INDEX DATA FROM 4/30/94, FUND DATA FROM 5/2/94

                                                                                                                         LIPPER
                      AIM V.I. CORE EQUITY                                                  LIPPER VUF LARGE-CAP     LARGE-CAP CORE
        DATE          FUND-SERIES I SHARES     S&P 500 INDEX(1)   RUSSELL 1000 INDEX(1)     CORE FUNDS INDEX(1)      FUNDS INDEX(1)

        4/30/94                                     $10000                $10000                   $10000                $10000
           5/94              $ 9820                  10163                 10133                    10115                 10079
           6/94                9770                   9915                  9862                     9896                  9813
           7/94               10030                  10240                 10183                    10193                 10107
           8/94               10450                  10659                 10613                    10593                 10468
           9/94               10194                  10399                 10366                    10333                 10249
          10/94               10345                  10632                 10562                    10467                 10414
          11/94                9903                  10245                 10182                    10078                 10047
          12/94                9999                  10397                 10327                    10238                 10140
           1/95               10090                  10666                 10594                    10408                 10319
           2/95               10454                  11081                 11025                    10839                 10674
           3/95               10867                  11408                 11309                    11147                 10939
           4/95               11202                  11744                 11609                    11436                 11180
           5/95               11577                  12212                 12055                    11790                 11541
           6/95               12014                  12495                 12374                    12101                 11844
           7/95               12562                  12910                 12847                    12555                 12248
           8/95               12724                  12942                 12944                    12653                 12267
           9/95               13301                  13488                 13476                    13099                 12726
          10/95               13058                  13440                 13415                    12935                 12667
          11/95               13454                  14029                 14013                    13518                 13162
          12/95               13388                  14299                 14227                    13663                 13361
           1/96               13684                  14785                 14687                    14097                 13754
           2/96               13968                  14923                 14878                    14287                 13921
           3/96               14052                  15066                 15011                    14446                 14048
           4/96               14401                  15288                 15240                    14694                 14252
           5/96               14707                  15682                 15606                    15017                 14537
           6/96               14644                  15742                 15623                    14927                 14558
           7/96               13884                  15047                 14870                    14245                 13963
           8/96               14327                  15364                 15274                    14620                 14280
           9/96               15161                  16228                 16133                    15363                 15020
          10/96               15277                  16676                 16490                    15683                 15319
          11/96               16228                  17935                 17707                    16778                 16312
          12/96               16057                  17580                 17421                    16538                 16012
           1/97               16998                  18678                 18454                    17330                 16887
           2/97               16934                  18824                 18524                    17422                 16867
           3/97               15930                  18052                 17690                    16740                 16144
           4/97               16720                  19129                 18647                    17565                 17039
           5/97               17990                  20299                 19841                    18652                 18073
           6/97               18739                  21201                 20664                    19416                 18857
           7/97               20427                  22887                 22355                    20965                 20346
           8/97               19455                  21606                 21300                    20123                 19311
           9/97               20641                  22789                 22468                    21223                 20305
          10/97               19744                  22029                 21740                    20454                 19679
          11/97               20097                  23048                 22683                    21084                 20322
          12/97               20187                  23443                 23144                    21332                 20691
           1/98               20337                  23702                 23316                    21348                 20895
           2/98               21610                  25411                 24978                    22906                 22376
           3/98               22615                  26711                 26238                    24111                 23482
           4/98               22583                  26984                 26508                    24352                 23720
           5/98               21985                  26521                 25934                    23934                 23315
           6/98               23097                  27598                 26894                    24591                 24423
           7/98               23118                  27306                 26571                    24137                 24226
           8/98               19384                  23361                 22599                    20495                 20600
           9/98               20379                  24859                 24121                    21519                 21624
          10/98               22154                  26878                 26026                    23216                 23246
          11/98               23609                  28506                 27637                    24512                 24628
          12/98               25774                  30148                 29398                    25849                 26264
           1/99               27174                  31408                 30447                    26558                 27182
           2/99               26133                  30432                 29480                    25760                 26342
           3/99               27902                  31649                 30610                    26601                 27402
           4/99               28293                  32875                 31890                    27565                 28136
           5/99               27532                  32099                 31201                    27164                 27390
           6/99               29528                  33876                 32791                    28698                 28918
           7/99               28441                  32823                 31789                    27824                 28070
           8/99               28418                  32660                 31492                    27408                 27784
           9/99               28060                  31766                 30626                    26731                 27031
          10/99               29741                  33775                 32684                    28124                 28687
          11/99               30978                  34462                 33525                    28718                 29390

====================================================================================================================================

                                                                                                              SOURCE: (1)LIPPER INC.

====================================================================================================================================

                                                          [MOUNTAIN CHART]

          12/99               34597                  36489                 35545                    30770                 31345
           1/00               33317                  34656                 34090                    29329                 30078
           2/00               34456                  34000                 33999                    29487                 30068
           3/00               37467                  37324                 37097                    31929                 32683
           4/00               34991                  36202                 35860                    30896                 31615
           5/00               33031                  35460                 34933                    29887                 30810
           6/00               34980                  36333                 35823                    30723                 31938
           7/00               35057                  35765                 35228                    30335                 31440
           8/00               37851                  37986                 37836                    32602                 33609
           9/00               35330                  35981                 36079                    30738                 31819
          10/00               33875                  35828                 35645                    30182                 31451
          11/00               29044                  33006                 32385                    27330                 28685
          12/00               29561                  33167                 32777                    27864                 29036
           1/01               30826                  34343                 33855                    28427                 29858
           2/01               26357                  31214                 30697                    25734                 27079
           3/01               23523                  29238                 28658                    23860                 25417
           4/01               26221                  31508                 30961                    25875                 27349
           5/01               26266                  31719                 31170                    26005                 27503
           6/01               25420                  30948                 30466                    25244                 26772
           7/01               24505                  30643                 30050                    24789                 26384
           8/01               22552                  28726                 28219                    23180                 24830
           9/01               19945                  26407                 25826                    21319                 22946
          10/01               20825                  26911                 26363                    21841                 23487
          11/01               22745                  28974                 28393                    23353                 25025
          12/01               22813                  29228                 28696                    23637                 25309
           1/02               22395                  28802                 28332                    23138                 24910
           2/02               22158                  28247                 27767                    22661                 24492
           3/02               23073                  29309                 28908                    23532                 25326
           4/02               22316                  27533                 27252                    22247                 24002
           5/02               22305                  27331                 27011                    22024                 23827
           6/02               21130                  25385                 25018                    20387                 22181
           7/02               19458                  23406                 23167                    18966                 20533
           8/02               19661                  23560                 23288                    19108                 20702
           9/02               18159                  21002                 20787                    17105                 18692
          10/02               19175                  22848                 22514                    18393                 20144
          11/02               20102                  24192                 23831                    19315                 21043
          12/02               19257                  22771                 22483                    18205                 19935
           1/03               18622                  22176                 21938                    17801                 19412
           2/03               18225                  21843                 21598                    17573                 19154
           3/03               18316                  22054                 21822                    17708                 19315
           4/03               19620                  23870                 23584                    19054                 20739
           5/03               20935                  25126                 24928                    20092                 21744
           6/03               21117                  25447                 25256                    20347                 21959
           7/03               21413                  25896                 25759                    20684                 22305
           8/03               21980                  26400                 26282                    21025                 22736
           9/03               21640                  26121                 26013                    20815                 22442
          10/03               22364                  27598                 27538                    21996                 23540
          11/03               22830                  27840                 27868                    22237                 23738
          12/03               23962                  29299                 29203                    23312                 24880
           1/04               24226                  29837                 29758                    23613                 25231
           2/04               24662                  30251                 30170                    23934                 25529
           3/04               24077                  29795                 29758                    23616                 25129
           4/04               24306                  29328                 29221                    23134                 24739
           5/04               24478                  29730                 29642                    23398                 24990
           6/04               24936                  30307                 30176                    23857                 25437
           7/04               24158                  29305                 29117                    22959                 24537
           8/04               24091                  29422                 29260                    22973                 24552
           9/04               24298                  29741                 29630                    23248                 24834
          10/04               24572                  30195                 30108                    23513                 25170
          11/04               25270                  31416                 31397                    24522                 26125
          12/04               26114                  32485                 32533                    25355                 26942
           1/05               25548                  31693                 31714                    24849                 26333
           2/05               26391                  32360                 32427                    25369                 26824
           3/05               25953                  31787                 31913                    24899                 26333
           4/05               25420                  31185                 31325                    24467                 25746
           5/05               25733                  32176                 32435                    25254                 26580
           6/05               25859                  32222                 32568                    25406                 26671
           7/05               26772                  33420                 33834                    26277                 27619
           8/05               26678                  33115                 33542                    26148                 27366
           9/05               26886                  33383                 33853                    26467                 27683
          10/05               26263                  32827                 33260                    25917                 27351
          11/05               27326                  34067                 34526                    27010                 28399
          12/05               27501                  34079                 34572                    27128                 28482
           1/06               28511                  34982                 35541                    27875                 29280
           2/06               28605                  35076                 35621                    27829                 29149
           3/06               29085                  35513                 36125                    28163                 29675
           4/06               29402                  35989                 36558                    28516                 29984
           5/06               28699                  34955                 35479                    27588                 29075
           6/06               28616                  35001                 35525                    27581                 29100
           7/06               28817                  35217                 35603                    27686                 29000

====================================================================================================================================

===================================================================================================================================

                                                         [MOUNTAIN CHART]

           8/06               29497                  36053                 36457                    28379                 29720
           9/06               30281                  36982                 37322                    29052                 30347
          10/06               31008                  38186                 38589                    29901                 31358
          11/06               31724                  38911                 39412                    30474                 31971
          12/06               32095                  39457                 39917                    30889                 32295
           1/07               32660                  40053                 40686                    31383                 32819
           2/07               32095                  39272                 39986                    30764                 32251
           3/07               32731                  39711                 40401                    31157                 32574
           4/07               34344                  41469                 42099                    32475                 33931
           5/07               35062                  42915                 43616                    33652                 35088
           6/07               35003                  42202                 42783                    33179                 34663
           7/07               34212                  40896                 41461                    32165                 33687
           8/07               34129                  41508                 42025                    32547                 34073
           9/07               35379                  43058                 43630                    33856                 35305
          10/07               36026                  43743                 44391                    34517                 36068
          11/07               35014                  41914                 42498                    33196                 34634
          12/07               34693                  41623                 42222                    32982                 34436

====================================================================================================================================

AIM V.I. Core Equity Fund

SCHEDULE OF INVESTMENTS(A)

December 31, 2007


                                                 SHARES          VALUE
---------------------------------------------------------------------------
DOMESTIC COMMON STOCKS-68.67%

AEROSPACE & DEFENSE-2.40%

Northrop Grumman Corp.                             273,326   $   21,494,357
---------------------------------------------------------------------------
United Technologies Corp.                          450,000       34,443,000
===========================================================================
                                                                 55,937,357
===========================================================================

AIR FREIGHT & LOGISTICS-1.61%

United Parcel Service, Inc.-Class B                529,928       37,476,508
===========================================================================

ASSET MANAGEMENT & CUSTODY BANKS-0.11%

Legg Mason, Inc.                                    36,530        2,672,169
===========================================================================

BIOTECHNOLOGY-2.86%

Amgen Inc.(b)                                    1,437,585       66,761,447
===========================================================================

BROADCASTING & CABLE TV-1.50%

Comcast Corp.-Class A(b)                         1,912,476       34,921,812
===========================================================================

COMMUNICATIONS EQUIPMENT-4.47%

Cisco Systems, Inc.(b)                           1,145,338       31,004,300
---------------------------------------------------------------------------
Corning Inc.                                       730,652       17,528,341
---------------------------------------------------------------------------
Motorola, Inc.                                   3,471,319       55,679,957
===========================================================================
                                                                104,212,598
===========================================================================

COMPUTER HARDWARE-0.91%

International Business Machines Corp.              196,925       21,287,592
===========================================================================

COMPUTER STORAGE & PERIPHERALS-2.00%

EMC Corp.(b)                                     1,325,936       24,569,594
---------------------------------------------------------------------------
Seagate Technology                                 867,025       22,109,138
===========================================================================
                                                                 46,678,732
===========================================================================

DATA PROCESSING & OUTSOURCED SERVICES-1.76%

Automatic Data Processing, Inc.                    920,191       40,976,105
===========================================================================

DEPARTMENT STORES-0.38%

Kohl's Corp.(b)                                    193,176        8,847,461
===========================================================================

DIVERSIFIED BANKS-1.25%

Wells Fargo & Co.                                  969,660       29,274,035
===========================================================================

DRUG RETAIL-1.06%

Walgreen Co.                                       651,276       24,800,590
===========================================================================

ELECTRONIC EQUIPMENT MANUFACTURERS-1.97%

Agilent Technologies, Inc.(b)                    1,250,000       45,925,000
===========================================================================

                                                 SHARES          VALUE
---------------------------------------------------------------------------


ELECTRONIC MANUFACTURING SERVICES-1.49%

Tyco Electronics Ltd.                              934,677   $   34,704,557
===========================================================================

ENVIRONMENTAL & FACILITIES SERVICES-1.47%

Waste Management, Inc.                           1,048,373       34,250,346
===========================================================================

HEALTH CARE EQUIPMENT-3.49%

Covidien Ltd.                                      660,440       29,250,888
---------------------------------------------------------------------------
Medtronic, Inc.                                  1,039,239       52,242,544
===========================================================================
                                                                 81,493,432
===========================================================================

HYPERMARKETS & SUPER CENTERS-1.94%

Wal-Mart Stores, Inc.                              951,803       45,239,197
===========================================================================

INDUSTRIAL CONGLOMERATES-4.06%

3M Co.                                             726,752       61,279,729
---------------------------------------------------------------------------
General Electric Co.                               646,452       23,963,976
---------------------------------------------------------------------------
Tyco International Ltd.                            236,830        9,390,309
===========================================================================
                                                                 94,634,014
===========================================================================

INSURANCE BROKERS-0.95%

Marsh & McLennan Cos., Inc.                        838,646       22,198,960
===========================================================================

INTEGRATED OIL & GAS-1.53%

Exxon Mobil Corp.                                  380,342       35,634,242
===========================================================================

MOVIES & ENTERTAINMENT-1.01%

News Corp.-Class A                               1,145,752       23,476,458
===========================================================================

MULTI-LINE INSURANCE-0.43%

Genworth Financial Inc.-Class A                    395,322       10,060,945
===========================================================================

OFFICE ELECTRONICS-1.02%

Xerox Corp.                                      1,475,605       23,890,045
===========================================================================

OIL & GAS DRILLING-1.00%

Transocean Inc.                                    163,356       23,384,411
===========================================================================

OIL & GAS EQUIPMENT & SERVICES-4.86%

BJ Services Co.                                  1,859,148       45,102,930
---------------------------------------------------------------------------
Schlumberger Ltd.                                  186,893       18,384,664
---------------------------------------------------------------------------
Smith International, Inc.                          287,868       21,259,052
---------------------------------------------------------------------------
Weatherford International Ltd.(b)                  416,168       28,549,125
===========================================================================
                                                                113,295,771
===========================================================================

AIM V.I. Core Equity Fund


                                                 SHARES          VALUE
---------------------------------------------------------------------------

OIL & GAS EXPLORATION & PRODUCTION-3.04%

Apache Corp.                                       172,998   $   18,604,205
---------------------------------------------------------------------------
Chesapeake Energy Corp.                            894,565       35,066,948
---------------------------------------------------------------------------
XTO Energy, Inc.                                   336,721       17,294,003
===========================================================================
                                                                 70,965,156
===========================================================================

OTHER DIVERSIFIED FINANCIAL SERVICES-0.54%

Citigroup Inc.                                     429,868       12,655,314
===========================================================================

PERSONAL PRODUCTS-2.46%

Avon Products, Inc.                                758,582       29,986,747
---------------------------------------------------------------------------
Estee Lauder Cos. Inc. (The)-Class A               629,469       27,451,143
===========================================================================
                                                                 57,437,890
===========================================================================

PHARMACEUTICALS-3.05%

Merck & Co. Inc.                                   296,701       17,241,295
---------------------------------------------------------------------------
Pfizer Inc.                                      2,376,999       54,029,187
===========================================================================
                                                                 71,270,482
===========================================================================

PROPERTY & CASUALTY INSURANCE-5.24%

Berkshire Hathaway Inc.-Class A(b)                     412       58,339,200
---------------------------------------------------------------------------
Progressive Corp. (The)                          3,335,993       63,917,626
===========================================================================
                                                                122,256,826
===========================================================================

PUBLISHING-1.10%

Washington Post Co. (The)-Class B                   32,464       25,692,984
===========================================================================

RAILROADS-0.73%

Union Pacific Corp.                                135,374       17,005,682
===========================================================================

SEMICONDUCTORS-0.89%

Analog Devices, Inc.                               651,466       20,651,472
===========================================================================

SOFT DRINKS-0.73%

Coca-Cola Co. (The)                                276,986       16,998,631
===========================================================================

SPECIALIZED FINANCE-0.50%

Moody's Corp.                                      325,000       11,602,500
===========================================================================

SYSTEMS SOFTWARE-4.86%

Microsoft Corp.                                  1,680,670       59,831,852
---------------------------------------------------------------------------
Symantec Corp.(b)                                3,310,919       53,438,233
===========================================================================
                                                                113,270,085
===========================================================================
    Total Domestic Common Stocks (Cost
      $1,412,462,645)                                         1,601,840,806
===========================================================================

                                                 SHARES          VALUE
---------------------------------------------------------------------------


FOREIGN COMMON STOCKS & OTHER EQUITY
  INTERESTS-15.49%

ARGENTINA-0.63%

Tenaris S.A.-ADR (Oil & Gas Equipment &
  Services)(c)                                     325,621   $   14,565,027
===========================================================================

FINLAND-1.04%

Nokia Oyj-ADR (Communications Equipment)           631,565       24,245,780
===========================================================================

FRANCE-2.56%

Renault S.A. (Automobile Manufacturers)(d)         116,359       16,296,564
---------------------------------------------------------------------------
Sanofi-Aventis-ADR (Pharmaceuticals)               236,020       10,745,991
---------------------------------------------------------------------------
Total S.A. (Integrated Oil & Gas)(d)               395,458       32,758,291
===========================================================================
                                                                 59,800,846
===========================================================================

GERMANY-0.09%

Henkel KGaA (Household Products)(d)                 42,939        2,187,688
===========================================================================

ISRAEL-1.52%

Teva Pharmaceutical Industries Ltd.-ADR
  (Pharmaceuticals)                                764,615       35,539,305
===========================================================================

JAPAN-1.27%

Fujitsu Ltd. (Computer Hardware)(d)              3,447,000       23,122,991
---------------------------------------------------------------------------
Sega Sammy Holdings Inc. (Leisure
  Products)(c)                                     518,800        6,484,709
===========================================================================
                                                                 29,607,700
===========================================================================

NETHERLANDS-2.70%

Koninklijke (Royal) Phillips Electronics N.V.
  (Industrial Conglomerates)(d)                    615,230       26,613,499
---------------------------------------------------------------------------
Unilever N.V. (Packaged Foods & Meats)(d)          992,203       36,260,073
===========================================================================
                                                                 62,873,572
===========================================================================

SOUTH KOREA-0.67%

SK Telecom Co., Ltd.-ADR (Wireless
  Telecommunication Services)(c)                   521,645       15,565,887
===========================================================================

SWITZERLAND-0.33%

UBS A.G. (Diversified Capital Markets)(d)          167,097        7,751,328
===========================================================================

UNITED KINGDOM-4.68%

Barclays PLC (Diversified Banks)(d)                730,499        7,385,864
---------------------------------------------------------------------------
Cadbury Schweppes PLC (Packaged Foods &
  Meats)(d)                                      4,577,174       56,950,430
---------------------------------------------------------------------------
GlaxoSmithKline PLC-ADR (Pharmaceuticals)          450,199       22,685,528
---------------------------------------------------------------------------
Lloyds TSB Group PLC (Diversified Banks)(d)      2,385,248       22,199,563
===========================================================================
                                                                109,221,385
===========================================================================
    Total Foreign Common Stocks & Other
      Equity Interests (Cost $269,507,378)                      361,358,518
===========================================================================

FOREIGN PREFERRED STOCKS-0.71%

GERMANY-0.71%

Henkel KGaA-Pfd. (Household Products)(d)
  (Cost $16,007,622)                               297,000       16,617,671
===========================================================================

AIM V.I. Core Equity Fund


                                                 SHARES          VALUE
---------------------------------------------------------------------------

MONEY MARKET FUNDS-15.20%

Liquid Assets Portfolio-Institutional
  Class(e)                                     177,264,636   $  177,264,636
---------------------------------------------------------------------------
Premier Portfolio-Institutional Class(e)       177,264,636      177,264,636
===========================================================================
    Total Money Market Funds (Cost
      $354,529,272)                                             354,529,272
===========================================================================
TOTAL INVESTMENTS (excluding investments
  purchased with cash collateral from
  securities on loan)-100.07% (Cost
  $2,052,506,917)                                             2,334,346,267
===========================================================================

INVESTMENTS PURCHASED WITH CASH COLLATERAL
  FROM SECURITIES ON LOAN MONEY MARKET
  FUNDS-1.12%

Liquid Assets Portfolio-Institutional Class
  (Cost $26,118,298)(e)(f)                      26,118,298       26,118,298
===========================================================================
TOTAL INVESTMENTS-101.19% (Cost
  $2,078,625,215)                                             2,360,464,565
===========================================================================
OTHER ASSETS LESS LIABILITIES-(1.19)%                           (27,685,666)
===========================================================================
NET ASSETS-100.00%                                           $2,332,778,899
___________________________________________________________________________
===========================================================================

Investment Abbreviations:

ADR   - American Depositary Receipt
Pfd.  - Preferred

Notes to Schedule of Investments:

(a) Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. and Standard & Poor's.
(b) Non-income producing security.
(c) All or a portion of this security was out on loan at December 31, 2007.
(d) In accordance with the procedures established by the Board of Trustees, the foreign security is fair valued using adjusted closing market prices. The aggregate value of these securities at December 31, 2007 was $248,143,962, which represented 10.64% of the Fund's Net Assets. See Note 1A.
(e) The money market fund and the Fund are affiliated by having the same investment advisor. See Note 3.
(f) The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower's return of the securities loaned. See Note 8.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM V.I. Core Equity Fund

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2007

ASSETS:

Investments, at value (Cost $1,697,977,645)*   $1,979,816,995
-------------------------------------------------------------
Investments in affiliated money market funds
  (Cost $380,647,570)                             380,647,570
=============================================================
    Total investments (Cost $2,078,625,215)     2,360,464,565
=============================================================
Foreign currencies, at value (Cost
  $9,168,589)                                       9,149,159
-------------------------------------------------------------
Receivables for:
  Investments sold                                  3,734,258
-------------------------------------------------------------
  Fund shares sold                                    421,870
-------------------------------------------------------------
  Dividends                                         3,720,899
-------------------------------------------------------------
Investment for trustee deferred compensation
  and retirement plans                                177,895
-------------------------------------------------------------
Other assets                                              196
=============================================================
    Total assets                                2,377,668,842
_____________________________________________________________
=============================================================

LIABILITIES:

Payables for:
  Investments purchased                            11,400,378
-------------------------------------------------------------
  Fund shares reacquired                            5,308,795
-------------------------------------------------------------
  Trustee deferred compensation and
    retirement plans                                  430,631
-------------------------------------------------------------
  Collateral upon return of securities loaned      26,118,298
-------------------------------------------------------------
Accrued administrative services fees                1,457,037
-------------------------------------------------------------
Accrued distribution fees--Series II                   22,700
-------------------------------------------------------------
Accrued trustees' and officer's fees and
  benefits                                              2,026
-------------------------------------------------------------
Accrued transfer agent fees                            18,815
-------------------------------------------------------------
Accrued operating expenses                            131,263
=============================================================
    Total liabilities                              44,889,943
=============================================================
Net assets applicable to shares outstanding    $2,332,778,899
_____________________________________________________________
=============================================================

NET ASSETS CONSIST OF:

Shares of beneficial interest                  $2,284,002,118
-------------------------------------------------------------
Undistributed net investment income                38,129,325
-------------------------------------------------------------
Undistributed net realized gain (loss)           (271,178,664)
-------------------------------------------------------------
Unrealized appreciation                           281,826,120
=============================================================
                                               $2,332,778,899
_____________________________________________________________
=============================================================

NET ASSETS:

Series I                                       $2,298,006,821
_____________________________________________________________
=============================================================
Series II                                      $   34,772,078
_____________________________________________________________
=============================================================

SHARES OUTSTANDING, $0.001 PAR VALUE PER
  SHARE, UNLIMITED NUMBER OF SHARES
  AUTHORIZED:

Series I                                           78,942,944
_____________________________________________________________
=============================================================
Series II                                           1,204,214
_____________________________________________________________
=============================================================
Series I:
  Net asset value per share                    $        29.11
_____________________________________________________________
=============================================================
Series II:
  Net asset value per share                    $        28.88
_____________________________________________________________
=============================================================

* At December 31, 2007, securities with an aggregate value of $25,428,439 were on loan to brokers.
STATEMENT OF OPERATIONS

For the year ended December 31, 2007

INVESTMENT INCOME:

Dividends (net of foreign withholding taxes of
  $1,151,569)                                   $  45,272,469
-------------------------------------------------------------
Dividends from affiliated money market funds
  (includes securities lending income of
  $361,560)                                        14,358,021
=============================================================
    Total investment income                        59,630,490
=============================================================

EXPENSES:

Advisory fees                                      15,637,805
-------------------------------------------------------------
Administrative services fees                        6,632,708
-------------------------------------------------------------
Custodian fees                                        160,611
-------------------------------------------------------------
Distribution fees--Series II                           95,066
-------------------------------------------------------------
Transfer agent fees                                    66,734
-------------------------------------------------------------
Trustees' and officer's fees and benefits              93,131
-------------------------------------------------------------
Other                                                 143,598
=============================================================
    Total expenses                                 22,829,653
=============================================================
Less: Fees waived and expense offset
  arrangement(s)                                     (232,539)
=============================================================
    Net expenses                                   22,597,114
=============================================================
Net investment income                              37,033,376
=============================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM:

Net realized gain from:
  Investment securities (includes net gains
    from securities sold to affiliates of
    $304,557)                                     385,962,879
-------------------------------------------------------------
  Foreign currencies                                1,489,708
-------------------------------------------------------------
  Option contracts written                              2,354
=============================================================
                                                  387,454,941
=============================================================
Change in net unrealized appreciation
  (depreciation) of:
  Investment securities                          (211,985,767)
-------------------------------------------------------------
  Foreign currencies                                  (27,597)
=============================================================
                                                 (212,013,364)
=============================================================
Net realized and unrealized gain                  175,441,577
=============================================================
Net increase in net assets resulting from
  operations                                    $ 212,474,953
_____________________________________________________________
=============================================================

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM V.I. Core Equity Fund

STATEMENTS OF CHANGES IN NET ASSETS

For the years ended December 31, 2007 and 2006

                                                                   2007              2006
----------------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income                                       $   37,033,376    $   30,024,489
----------------------------------------------------------------------------------------------
  Net realized gain                                              387,454,941       133,384,161
----------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation)          (212,013,364)      153,292,057
==============================================================================================
    Net increase in net assets resulting from operations         212,474,953       316,700,707
==============================================================================================
Distributions to shareholders from net investment income:
  Series I                                                       (26,080,139)      (14,522,140)
----------------------------------------------------------------------------------------------
  Series II                                                         (332,527)         (203,586)
==============================================================================================
    Decrease in net assets resulting from distributions          (26,412,666)      (14,725,726)
==============================================================================================
Share transactions-net:
  Series I                                                      (584,578,394)    1,153,932,649
----------------------------------------------------------------------------------------------
  Series II                                                       (7,686,109)       32,686,606
==============================================================================================
    Net increase (decrease) in net assets resulting from
     share transactions                                         (592,264,503)    1,186,619,255
==============================================================================================
    Net increase (decrease) in net assets                       (406,202,216)    1,488,594,236
==============================================================================================

NET ASSETS:

  Beginning of year                                            2,738,981,115     1,250,386,879
==============================================================================================
  End of year (including undistributed net investment income
    of $38,129,325 and $26,018,906, respectively)             $2,332,778,899    $2,738,981,115
______________________________________________________________________________________________
==============================================================================================

AIM V.I. Core Equity Fund

NOTES TO FINANCIAL STATEMENTS

December 31, 2007

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM V.I. Core Equity Fund (the "Fund") is a series portfolio of AIM Variable Insurance Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of twenty separate portfolios, (each constituting a "Fund"). The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies ("variable products"). Matters affecting each Fund or class will be voted on exclusively by the shareholders of such Fund or class. Current Securities and Exchange Commission ("SEC") guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each Fund or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.

    The Fund's investment objective is growth of capital.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy.

       A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

       Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations, including commercial paper, having 60 days or less to maturity are recorded at amortized cost which approximates value. Debt securities are subject to interest rate and credit risks. In addition, all debt securities involve some risk of default with respect to interest and/or principal payments.

       Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and may make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economical upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

       Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices.

       Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value.

       Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer's assets, general economic conditions, interest rates, investor perceptions and market liquidity.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

       The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds as received are included in the Statement of Operations as realized gain/loss for investments no longer held and as unrealized gain/loss for investments still held.

AIM V.I. Core Equity Fund


       Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain
     (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.

       The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. COUNTRY DETERMINATION -- For the purposes of making investment selection decisions and presentation in the Schedule of Investments, AIM may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer's securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America unless otherwise noted.

D. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid to separate accounts of participating insurance companies annually and recorded on ex-dividend date.

E. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund's taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

       The Fund files tax returns in the U.S. federal jurisdiction and certain other jurisdictions. Generally the Fund is subject to examinations by such taxing authorities for tax periods after 2003.

F. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.

G. ACCOUNTING ESTIMATES -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates.

H. INDEMNIFICATIONS -- Under the Trust's organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust's investment manager) is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I. FOREIGN CURRENCY TRANSLATIONS -- Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (i) sales of foreign currencies, (ii) currency gains or losses realized between the trade and settlement dates on securities transactions, and (iii) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

       The Fund may invest in foreign securities which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Taxes are accrued based on the Fund's current interpretation of tax regulations and rates that exist in the foreign markets in which the Fund invests.

J. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. Fluctuations in the value of these contracts are recorded as unrealized appreciation (depreciation) until the contracts are closed. When these contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations. The Fund could be exposed to risk, which may be in excess of the amount reflected in the Statement of Assets and Liabilities, if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

AIM V.I. Core Equity Fund

K. COVERED CALL OPTIONS WRITTEN -- The Fund may write call options. A call option gives the purchaser of such option the right to buy, and the writer (the Fund) the obligation to sell, the underlying security at the stated exercise price during the option period. Written call options are recorded as a liability in the Statement of Assets and Liabilities. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. Realized gains and losses on these contracts are included in the Statement of Operations. A risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised.

L. PUT OPTIONS PURCHASED -- The Fund may purchase put options including options on securities indexes and/or futures contracts. By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. In return for this right, the Fund pays an option premium. The option's underlying instrument may be a security, securities index, or a futures contract. Put options may be used by the Fund to hedge securities it owns by locking in a minimum price at which the Fund can sell. If security prices fall, the put option could be exercised to offset all or a portion of the Fund's resulting losses. At the same time, because the maximum the Fund has at risk is the cost of the option, purchasing put options does not eliminate the potential for the Fund to profit from an increase in the value of the securities hedged. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations. A risk in buying an option is that the Fund pays a premium whether or not the option is exercised. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased.

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM based on the annual rate of the Fund's average daily net assets as follows:

AVERAGE NET ASSETS                                            RATE
-------------------------------------------------------------------
First $250 million                                            0.65%
-------------------------------------------------------------------
Over $250 million                                             0.60%
 __________________________________________________________________
===================================================================


    AIM has contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual operating expenses (excluding certain items discussed below) of Series I shares to 1.30% and Series II shares to 1.45% of average daily net assets, through at least April 30, 2009. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the net annual operating expenses to exceed the numbers reflected above: (i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary items; (v) expenses related to a merger or reorganization, as approved by the Fund's Board of Trustees; and (vi) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, in addition to the expense reimbursement arrangement with Invesco Ltd. ("Invesco") described more fully below, the expense offset arrangements from which the Fund may benefit are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. In addition, the Fund may also benefit from a one time credit to be used to offset custodian expenses. These credits are used to pay certain expenses incurred by the Fund. AIM did not waive fees and/or reimburse expenses during the period under this expense limitation.

    Further, effective July 1, 2007, AIM has contractually agreed, through at least April 30, 2009, to waive 100% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds (excluding investments made in affiliated money market funds with cash collateral from securities loaned by the fund). Prior to July 1, 2007, AIM had voluntarily agreed to waive 25% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds.

    For the year ended December 31, 2007, AIM waived advisory fees of $215,531.

    At the request of the Trustees of the Trust, Invesco agreed to reimburse expenses incurred by the Fund in connection with market timing matters in the AIM Funds, which may include legal, audit, shareholder reporting, communications and trustee expenses. For the year ended December 31, 2007, Invesco did not reimburse any expenses.

    The Trust has entered into a master administrative services agreement with AIM pursuant to which the Fund has agreed to pay AIM a fee for costs incurred in providing accounting services and fund administrative services to the Fund and to reimburse AIM for administrative services fees paid to insurance companies that have agreed to provide services to the participants of separate accounts. These administrative services provided by the insurance companies may include, among other things: the printing of prospectuses, financial reports and proxy statements and the delivery of the same to existing participants; the maintenance of master accounts; the facilitation of purchases and redemptions requested by the participants; and the servicing of participants' accounts. Pursuant to such agreement, for the year ended December 31, 2007, AIM was paid $496,111 for accounting and fund administrative services and reimbursed $6,136,597 for services provided by insurance companies.

    The Trust has entered into a transfer agency and service agreement with AIM Investment Services, Inc. ("AIS") pursuant to which the Fund has agreed to pay AIS a fee for providing transfer agency and shareholder services to the Fund and reimburse AIS for certain expenses incurred by AIS in the course of providing such services. For the year ended December 31, 2007, expenses incurred under the agreement are shown in the Statement of Operations as transfer agent fees.

    The Trust has entered into a master distribution agreement with A I M Distributors, Inc. ("ADI") to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Series II shares (the "Plan"). The Fund, pursuant to the Plan, pays

AIM V.I. Core Equity Fund

ADI compensation at the annual rate of 0.25% of the Fund's average daily net assets of Series II shares. Of the Plan payments, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. For the year ended December 31, 2007, expenses incurred under the Plan are detailed in the Statement of Operations as distribution fees.

    Certain officers and trustees of the Trust are officers and directors of AIM, AIS and/or ADI.

NOTE 3--INVESTMENTS IN AFFILIATES

The Fund is permitted, pursuant to procedures approved by the Board of Trustees, to invest daily available cash balances and cash collateral from securities lending transactions in affiliated money market funds. The Fund and the money market funds below have the same investment advisor and therefore, are considered to be affiliated. The tables below show the transactions in and earnings from investments in affiliated money market funds for the year ended December 31, 2007. During the period each investment maintained a $1.00 net asset value, as such there is no realized gain/(loss) and no change in unrealized appreciation/(depreciation).


INVESTMENTS OF DAILY AVAILABLE CASH BALANCES:

                     VALUE          PURCHASES          PROCEEDS            VALUE         DIVIDEND
FUND               12/31/06          AT COST          FROM SALES         12/31/07         INCOME
---------------------------------------------------------------------------------------------------
Liquid Assets
Portfolio-Institutional
  Class          $140,001,437     $  465,173,086    $  (427,909,887)   $177,264,636     $ 7,005,973
---------------------------------------------------------------------------------------------------
Premier
Portfolio-Institutional
  Class           140,001,437        465,173,086       (427,909,887)    177,264,636       6,990,488
===================================================================================================
  Subtotal       $280,002,874     $  930,346,172    $  (855,819,774)   $354,529,272     $13,996,461
===================================================================================================


INVESTMENTS OF CASH COLLATERAL FROM SECURITIES LENDING TRANSACTIONS:

                     VALUE          PURCHASES          PROCEEDS            VALUE         DIVIDEND
FUND               12/31/06          AT COST          FROM SALES         12/31/07         INCOME*
---------------------------------------------------------------------------------------------------
Liquid Assets
Portfolio-Institutional
  Class          $ 18,777,590     $  323,659,027    $  (316,318,319)   $ 26,118,298     $   361,560
===================================================================================================
  Total
    Investments
    in
    Affiliates   $298,780,464     $1,254,005,199    $(1,172,138,093)   $380,647,570     $14,358,021
___________________________________________________________________________________________________
===================================================================================================

* Net of compensation to counterparties.

NOTE 4--SECURITY TRANSACTIONS WITH AFFILIATED FUNDS

The Fund is permitted to purchase or sell securities from or to certain other AIM Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment advisor (or affiliated investment advisors), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the year ended December 31, 2007, the Fund engaged in securities sales of $1,211,948, which resulted in net realized gains of $304,557, and securities purchases of $13,372,896.

NOTE 5--EXPENSE OFFSET ARRANGEMENT

The expense offset arrangements is comprised of (i) custodian credits which result from periodic overnight cash balances at the custodian and (ii) a one time custodian fee credit used to offset custodian fees. For the year ended December 31, 2007, the Fund received credits from these arrangements, which resulted in the reduction of the Fund's total expenses of $17,008.

NOTE 6--TRUSTEES' AND OFFICER'S FEES AND BENEFITS

"Trustees' and Officer's Fees and Benefits" include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and "Trustees' and Officer's Fees and Benefits" also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. "Trustees' and Officer's Fees and Benefits" include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

    During the year ended December 31, 2007, the Fund paid legal fees of $11,734 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 7--BORROWINGS

Pursuant to an exemptive order from the SEC, the Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate

AIM V.I. Core Equity Fund

available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. A loan will be secured by collateral if the Fund's aggregate borrowings from all sources exceeds 10% of the Fund's total assets. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan.

    The Fund is a party to an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000, or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM, which are parties to the credit facility, can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan.

    During the year ended December 31, 2007, the Fund did not borrow or lend under the interfund lending facility or borrow under the uncommitted unsecured revolving credit facility.

    Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and AIM, not to exceed the contractually agreed upon rate.

NOTE 8--PORTFOLIO SECURITIES LOANED

The Fund may lend portfolio securities having a market value up to one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. The Fund could also experience delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested.

    At December 31, 2007, securities with an aggregate value of $25,428,439 were on loan to brokers. The loans were secured by cash collateral of $26,118,298 received by the Fund and subsequently invested in affiliated money market funds. For the year ended December 31, 2007, the Fund received dividends on cash collateral investments of $361,560 for securities lending transactions, which are net of compensation to counterparties.

NOTE 9--OPTION CONTRACTS WRITTEN

                                       TRANSACTIONS DURING THE PERIOD
-------------------------------------------------------------------------------------------------------------
                                                              CALL OPTION CONTRACTS     PUT OPTION CONTRACTS
                                                              ---------------------    ----------------------
                                                              NUMBER OF    PREMIUMS    NUMBER OF    PREMIUMS
                                                              CONTRACTS    RECEIVED    CONTRACTS    RECEIVED
-------------------------------------------------------------------------------------------------------------
Beginning of period                                                --           --          --             --
-------------------------------------------------------------------------------------------------------------
Written                                                         4,537      $72,592       4,537      $ 748,605
-------------------------------------------------------------------------------------------------------------
Closed                                                         (2,422)     (38,752)         --             --
-------------------------------------------------------------------------------------------------------------
Expired                                                        (2,115)     (33,840)     (4,537)      (748,605)
=============================================================================================================
End of period                                                      --      $    --          --      $      --
_____________________________________________________________________________________________________________
=============================================================================================================

NOTE 10--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS

DISTRIBUTIONS TO SHAREHOLDERS:

The tax character of distributions paid during the years ended December 31, 2007 and 2006 was as follows:

                                                                 2007           2006
----------------------------------------------------------------------------------------
Distributions paid from ordinary income:                      $26,412,666    $14,725,726
________________________________________________________________________________________
========================================================================================

AIM V.I. Core Equity Fund


TAX COMPONENTS OF NET ASSETS:

As of December 31, 2007, the components of net assets on a tax basis were as follows:

                                                                     2007
------------------------------------------------------------------------------
Undistributed ordinary income                                   $   38,528,865
------------------------------------------------------------------------------
Net unrealized appreciation--investments                           278,636,570
------------------------------------------------------------------------------
Temporary book/tax differences                                        (399,540)
------------------------------------------------------------------------------
Capital loss carryforward                                         (267,989,114)
------------------------------------------------------------------------------
Shares of beneficial interest                                    2,284,002,118
==============================================================================
  Total net assets                                              $2,332,778,899
______________________________________________________________________________
==============================================================================


    The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's net unrealized appreciation difference is attributable primarily to losses on wash sales. The tax-basis net unrealized appreciation on investments amount includes appreciation (depreciation) on foreign currencies of $(13,230).

    The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

    Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

    The Fund utilized $383,107,945 of capital loss carryforward in the current period to offset net realized capital gain for federal income tax purposes. The Fund has a capital loss carryforward as of December 31, 2007 which expires as follows:

                                                                CAPITAL LOSS
EXPIRATION                                                      CARRYFORWARD*
-----------------------------------------------------------------------------
December 31, 2009                                               $ 89,586,793
-----------------------------------------------------------------------------
December 31, 2010                                                157,184,467
-----------------------------------------------------------------------------
December 31, 2011                                                 21,217,854
=============================================================================
Total capital loss carryforward                                 $267,989,114
_____________________________________________________________________________
=============================================================================

* Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code. To the extent that unrealized gains as of May 1, 2006, the date of the reorganization of AIM V.I. Core Stock Fund and AIM V.I. Premier Equity Fund, into the Fund are realized on securities held in each Fund at such date, the capital loss carryforward may be further limited for up to five years from the date of the reorganization.

NOTE 11--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended December 31, 2007 was $1,046,293,348 and $1,689,620,830, respectively.

UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENT SECURITIES ON A TAX BASIS
------------------------------------------------------------------------------
Aggregate unrealized appreciation of investment securities       $371,328,458
------------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities      (92,678,658)
==============================================================================
Net unrealized appreciation of investment securities             $278,649,800
______________________________________________________________________________
==============================================================================
Cost of investments for tax purposes is $2,081,814,765.

NOTE 12--RECLASSIFICATION OF PERMANENT DIFFERENCES

Primarily as a result of differing book/tax treatment of foreign currency transactions, on December 31, 2007, undistributed net investment income was increased by $1,489,709 and undistributed net realized gain (loss) was decreased by $1,489,709. This reclassification had no effect on the net assets of the Fund.

AIM V.I. Core Equity Fund

NOTE 13--SHARE INFORMATION

                                               CHANGES IN SHARES OUTSTANDING
---------------------------------------------------------------------------------------------------------------------------
                                                                       YEAR ENDED                      YEAR ENDED
                                                                  DECEMBER 31, 2007(a)              DECEMBER 31, 2006
                                                              ----------------------------    -----------------------------
                                                                SHARES          AMOUNT          SHARES           AMOUNT
---------------------------------------------------------------------------------------------------------------------------
Sold:
  Series I                                                      1,426,134    $  41,447,869      6,743,339    $  168,070,113
---------------------------------------------------------------------------------------------------------------------------
  Series II                                                       162,780        4,629,698        392,367        10,002,894
===========================================================================================================================
Issued as reinvestment of dividends:
  Series I                                                        869,048       26,080,138        506,735        13,717,305
---------------------------------------------------------------------------------------------------------------------------
  Series II                                                        11,166          332,527          7,574           203,586
===========================================================================================================================
Issued in connection with acquisitions:(b)
  Series I                                                             --               --     64,659,654     1,621,011,995
---------------------------------------------------------------------------------------------------------------------------
  Series II                                                            --               --      1,126,308        28,069,390
===========================================================================================================================
Reacquired:
  Series I                                                    (22,533,393)    (652,106,401)   (25,886,608)     (648,866,764)
---------------------------------------------------------------------------------------------------------------------------
  Series II                                                      (440,110)     (12,648,334)      (221,253)       (5,589,264)
===========================================================================================================================
                                                              (20,504,375)   $(592,264,503)    47,328,116    $1,186,619,255
___________________________________________________________________________________________________________________________
===========================================================================================================================

(a) There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate they own 61% of the outstanding shares of the Fund. The Fund and the Fund's principal underwriter or advisor, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, AIM and/or AIM affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, AIM and or AIM affiliates including but not limited to services such as, securities brokerage, third party record keeping and account servicing and administrative services. The Trust has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.
(b) As of the opening of business on May 1, 2006, the Fund acquired all the net assets of AIM V.I. Core Stock Fund and AIM V.I. Premier Equity Fund pursuant to the plans of reorganization approved by the Trustees of the Fund on November 14, 2005 and by the shareholders of AIM V.I. Core Stock Fund and AIM V.I. Premier Equity Fund, respectively on April 4, 2006. The acquisitions were accomplished by a tax-free exchange of 65,785,962 shares of the Fund for 4,265,009 shares outstanding of AIM V.I. Core Stock Fund and 67,047,704 shares outstanding of AIM V.I. Premier Equity Fund as of the close of business on April 28, 2006. Each class of shares of AIM V.I. Core Stock Fund and AIM V.I. Premier Equity Fund was exchanged for the like class of shares of the Fund based on the relative net asset value of AIM V.I. Core Stock Fund and AIM V.I. Premier Equity Fund, respectively to the net asset value of the Fund on the close of business, April 28, 2006. AIM V.I. Core Stock Fund's net assets as of the close of business on April 28, 2006 of $85,632,841 including $5,569,111 of unrealized appreciation and AIM V.I. Premier Equity Fund's net assets as of the close of business on April 28, 2006 of $1,563,448,544 including $199,249,945 of unrealized appreciation, were combined with the net assets of the Fund immediately before the acquisition of $1,233,787,778. The combined aggregate net assets of the Fund subsequent to the reorganization were $2,882,869,163.

NOTE 14--SIGNIFICANT EVENT

At a meeting held on December 13, 2007, the Board of Trustees of Trust approved certain proposals to be presented for shareholder approval at a special meeting of the shareholders of the Trust intended to be held on February 29, 2008 (the "Special Meeting"). At the Special Meeting, shareholders of record as of the close of business on November 30, 2007, are entitled to vote their respective shares on several proposals that including, among others the following proposal(s).

    New proposed sub-advisory agreement between A I M Advisors, Inc. ("AIM") and each of AIM Funds Management Inc., Invesco Asset Management Deutschland, GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Global Asset Management (N.A.), Inc., Invesco Hong Kong Limited, Invesco Institutional (N.A.), Inc. and Invesco Senior Secured Management, Inc. (collectively, the "Affiliated Sub-Advisers")(the "New Sub-advisory Arrangements"). This proposal is intended to benefit the Fund and its shareholders by permitting AIM to utilize the additional resources and talent of these affiliated sub-advisers in managing the Fund. Because AIM would pay all of the sub-advisory fees of the sub-advisers, the new proposed sub-advisory arrangements would not affect the fees the Fund pays pursuant to the advisory agreement. If approved by shareholders, the New Sub-advisory Arrangements are expected to become effective on or about May 1, 2008.

AIM V.I. Core Equity Fund


NOTE 15--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                          SERIES I
                                                            ---------------------------------------------------------------------
                                                                                   YEAR ENDED DECEMBER 31,
                                                            ---------------------------------------------------------------------
                                                               2007             2006          2005          2004          2003
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                        $    27.22       $    23.45    $    22.60    $    20.94    $    16.99
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                           0.42(a)          0.34(a)       0.24(a)       0.30(b)       0.17(a)
---------------------------------------------------------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)          1.80             3.58          0.96          1.58          3.97
=================================================================================================================================
    Total from investment operations                              2.22             3.92          1.20          1.88          4.14
=================================================================================================================================
Less dividends from net investment income                        (0.33)           (0.15)        (0.35)        (0.22)        (0.19)
=================================================================================================================================
Net asset value, end of period                              $    29.11       $    27.22    $    23.45    $    22.60    $    20.94
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(c)                                                   8.12%           16.70%         5.31%         8.97%        24.42%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                    $2,298,007       $2,699,252    $1,246,529    $1,487,462    $1,555,475
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets                           0.87%(d)(e)       0.89%        0.89%         0.91%        0.81%(e)
=================================================================================================================================
Ratio of net investment income to average net assets              1.44%(d)         1.35%         1.08%         1.25(b)       0.91%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate                                             45%              45%           52%           52%           31%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Net investment income per share and the ratio of net investment income to average net assets include a special cash dividend received of $3.00 per share owned of Microsoft Corp. on December 2, 2004. Net investment income per share and the ratio of net investment income to average net assets excluding the special dividend are $0.23 and 0.92%, respectively.
(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.
(d)  Ratios are based on average daily net assets of $2,547,440,950.
(e) After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements was 0.88% and 0.82% for the years ended December 31, 2007 and 2003, respectively.

                                                                                   SERIES II
                                                              ----------------------------------------------------
                                                                            YEAR ENDED DECEMBER 31,
                                                              ----------------------------------------------------
                                                               2007          2006       2005      2004       2003
------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $ 27.02       $ 23.33    $22.48    $ 20.85    $16.94
------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                          0.34(a)       0.28(a)   0.18(a)    0.21(b)   0.12(a)
------------------------------------------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)         1.80          3.55      0.96       1.60      3.96
==================================================================================================================
    Total from investment operations                             2.14          3.83      1.14       1.81      4.08
==================================================================================================================
Less dividends from net investment income                       (0.28)        (0.14)    (0.29)     (0.18)    (0.17)
==================================================================================================================
Net asset value, end of period                                $ 28.88       $ 27.02    $23.33    $ 22.48    $20.85
__________________________________________________________________________________________________________________
==================================================================================================================
Total return(c)                                                  7.88%        16.42%     5.08%      8.67%    24.15%
__________________________________________________________________________________________________________________
==================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $34,772       $39,729    $3,858    $ 4,173    $3,808
__________________________________________________________________________________________________________________
==================================================================================================================
Ratio of expenses to average net assets                          1.12%(d)(e)    1.14%    1.14%      1.16%     1.06%(e)
==================================================================================================================
Ratio of net investment income to average net assets             1.19%(d)      1.10%     0.83%      1.00%(b)   0.66%
__________________________________________________________________________________________________________________
==================================================================================================================
Portfolio turnover rate                                            45%           45%       52%        52%       31%
__________________________________________________________________________________________________________________
==================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Net investment income per share and the ratio of net investment income to average net assets include a special cash dividend received of $3.00 per share owned of Microsoft Corp. on December 2, 2004. Net investment income per share and the ratio of net investment income to average net assets excluding the special dividend are $0.14 and 0.67%, respectively.
(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.
(d)  Ratios are based on average daily net assets of $38,026,461.
(e) After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements was 1.13% and 1.07% for the years ended December 31, 2007 and 2003, respectively.

AIM V.I. Core Equity Fund


NOTE 16--LEGAL PROCEEDINGS

Terms used in the Legal Proceedings Note are defined terms solely for the purpose of this note.


PENDING LITIGATION AND REGULATORY INQUIRIES


On August 30, 2005, the West Virginia Office of the State Auditor--Securities Commission ("WVASC") issued a Summary Order to Cease and Desist and Notice of Right to Hearing to A I M Advisors, Inc. ("AIM") and A I M Distributors, Inc. ("ADI") (Order No. 05-1318). The WVASC makes findings of fact that AIM and ADI entered into certain arrangements permitting market timing of the AIM Funds and failed to disclose these arrangements in the prospectuses for such Funds, and conclusions of law to the effect that AIM and ADI violated the West Virginia securities laws. The WVASC orders AIM and ADI to cease any further violations and seeks to impose monetary sanctions, including restitution to affected investors, disgorgement of fees, reimbursement of investigatory, administrative and legal costs and an "administrative assessment," to be determined by the Commissioner. Initial research indicates that these damages could be limited or capped by statute. By agreement with the Commissioner of Securities, AIM's time to respond to that Order has been indefinitely suspended.

    Civil lawsuits, including purported class action and shareholder derivative suits, have been filed against certain of the AIM Funds, INVESCO Funds Group, Inc. ("IFG") (the former investment advisor to certain AIM Funds), AIM, ADI and/or related entities and individuals, depending on the lawsuit, alleging:

    - that the defendants permitted improper market timing and related activity in the AIM Funds; and

    - that certain AIM Funds inadequately employed fair value pricing.

    These lawsuits allege as theories of recovery, depending on the lawsuit, violations of various provisions of the Federal and state securities laws and ERISA, negligence, breach of fiduciary duty and/or breach of contract. These lawsuits seek remedies that include, depending on the lawsuit, damages, restitution, injunctive relief, imposition of a constructive trust, removal of certain directors and/or employees, various corrective measures under ERISA, rescission of certain AIM Funds' advisory agreements and/or distribution plans and recovery of all fees paid.

    All lawsuits based on allegations of market timing, late trading and related issues have been transferred to the United States District Court for the District of Maryland (the "MDL Court"). Pursuant to an Order of the MDL Court, plaintiffs in these lawsuits consolidated their claims for pre-trial purposes into three amended complaints against various AIM- and IFG-related parties: (i) a Consolidated Amended Class Action Complaint purportedly brought on behalf of shareholders of the AIM Funds; (ii) a Consolidated Amended Fund Derivative Complaint purportedly brought on behalf of the AIM Funds and fund registrants; and (iii) an Amended Class Action Complaint for Violations of the Employee Retirement Income Securities Act ("ERISA") purportedly brought on behalf of participants in Invesco Ltd. ("Invesco") 401(k) plan. Based on orders issued by the MDL Court, all claims asserted against the AIM Funds that have been transferred to the MDL Court have been dismissed, although certain Funds remain nominal defendants in the Consolidated Amended Fund Derivative Complaint. On September 15, 2006, the MDL Court granted the Invesco defendants' motion to dismiss the Amended Class Action Complaint for Violations of ERISA and dismissed such Complaint. The plaintiff has commenced an appeal from that decision.

    IFG, AIM, ADI and/or related entities and individuals have received inquiries from numerous regulators in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, among others, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to
Section 529 college savings plans and procedures for locating lost security holders. IFG, AIM and ADI have advised the Fund that they are providing full cooperation with respect to these inquiries. Regulatory actions and/or additional civil lawsuits related to these or other issues may be filed against the AIM Funds, IFG, AIM and/or related entities and individuals in the future.

    At the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the outcome of the Pending Litigation and Regulatory Inquiries described above may have on AIM, ADI or the Fund.

AIM V.I. Core Equity Fund

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of AIM Variable Insurance Funds and Shareholders of AIM V. I. Core Equity Fund:



In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of AIM V.I. Core Equity Fund (one of the funds constituting AIM Variable Insurance Funds, hereafter referred to as the "Fund") at December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights for each of the periods ended on or before December 31, 2004 were audited by another independent registered public accounting firm whose report dated February 4, 2005 expressed an unqualified opinion on those financial highlights.

PRICEWATERHOUSECOOPERS LLP

February 12, 2008
Houston, Texas

AIM V.I. Core Equity Fund

CALCULATING YOUR ONGOING FUND EXPENSES

EXAMPLE

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service fees (12b-1); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2007, through December 31, 2007.

    The actual and hypothetical expenses in the examples below do not represent the effect of any fees or other expenses assessed in connection with a variable product; if they did, the expenses shown would be higher while the ending account values shown would be lower.

ACTUAL EXPENSES

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return.

    The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

    Please note that the expenses shown in the table are meant to highlight your ongoing costs. Therefore, the hypothetical information is useful in comparing ongoing costs, and will not help you determine the relative total costs of owning different funds.

                                                                                           HYPOTHETICAL
                                                                                     (5% ANNUAL RETURN BEFORE
                                                          ACTUAL                            EXPENSES)
                             BEGINNING           ENDING           EXPENSES           ENDING           EXPENSES        ANNUALIZED
                           ACCOUNT VALUE      ACCOUNT VALUE      PAID DURING      ACCOUNT VALUE      PAID DURING       EXPENSE
        CLASS               (07/01/07)        (12/31/07)(1)       PERIOD(2)        (12/31/07)         PERIOD(2)         RATIO
      Series I               $1,000.00           $991.20            $4.37           $1,020.82           $4.43            0.87%
      Series II               1,000.00            990.10             5.62            1,019.56            5.70            1.12

(1) The actual ending account value is based on the actual total return of the Fund for the period July 1, 2007, through December 31, 2007, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund's expense ratio and a hypothetical annual return of 5% before expenses.
(2) Expenses are equal to the Fund's annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

AIM V.I. Core Equity Fund

TAX INFORMATION

Form 1099-DIV, Form 1042-S and other year -- end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

    The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state's requirement. The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended December 31, 2007:

       FEDERAL AND STATE INCOME TAX

         Corporate Dividends Received Deduction*                      90.6%

       * The above percentages are based on ordinary income dividends paid to shareholders during the fund's fiscal year.

AIM V.I. Core Equity Fund

TRUSTEES AND OFFICERS

The address of each trustee and officer of AIM Variable Insurance Funds (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. Each trustee oversees 104 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

                                                                                       OTHER
                                  TRUSTEE                                              TRUSTEESHIP(S)/
NAME, YEAR OF BIRTH AND           AND/OR                                               DIRECTORSHIP(S)
POSITION(S) HELD WITH THE         OFFICER    PRINCIPAL OCCUPATION(S)                   HELD BY
TRUST                             SINCE      DURING PAST 5 YEARS                       TRUSTEE/ DIRECTOR
-------------------------------------------------------------------------------------------------------------------------
 Interested Persons
-------------------------------------------------------------------------------------------------------------------------

   Martin L. Flanagan(1) -- 1960  2007       Director, Chief Executive Officer and     None
   Trustee                                   President, Invesco Ltd. (ultimate parent
                                             of AIM and a global investment
                                             management firm) and, Invesco Holding
                                             Company (parent of AIM and a global
                                             investment management firm); Chairman,
                                             A I M Advisors, Inc. (registered
                                             investment advisor); Director, Chairman,
                                             Chief Executive Officer and President,
                                             IVZ Inc. (holding company); and INVESCO
                                             North American Holdings, Inc. (holding
                                             company); Chairman and President,
                                             INVESCO Group Services, Inc. (service
                                             provider); Trustee, The AIM Family of
                                             Funds(R); Vice Chairman, Investment
                                             Company Institute; and Member of
                                             Executive Board, SMU Cox School of
                                             Business

                                             Formerly: Chairman, Investment Company
                                             Institute; President, Co-Chief Executive
                                             Officer, Co-President, Chief Operating
                                             Officer and Chief Financial Officer,
                                             Franklin Resources, Inc. (global
                                             investment management organization)
-------------------------------------------------------------------------------------------------------------------------

   Philip A. Taylor(2) -- 1954    2006       Director, Chief Executive Officer and     None
   Trustee, President and                    President, AIM Mutual Fund Dealer Inc.
   Principal                                 (registered broker dealer), A I M
   Executive Officer                         Advisors, Inc., AIM Funds Management
                                             Inc. d/b/a INVESCO Enterprise Services
                                             (registered investment advisor and
                                             registered transfer agent), AIM Trimark
                                             Corporate Class Inc. (formerly AIM
                                             Trimark Global Fund Inc.) (corporate
                                             mutual fund company) and AIM Trimark
                                             Canada Fund Inc. (corporate mutual fund
                                             company), and 1371 Preferred Inc.
                                             (holding company); Director, Chairman,
                                             Chief Executive Officer and President,
                                             A I M Management Group Inc. (financial
                                             services holding company) and A I M
                                             Capital Management, Inc. (registered
                                             investment advisor); Director and
                                             President, INVESCO Funds Group, Inc.
                                             (registered investment advisor and
                                             register transfer agent) and AIM GP
                                             Canada Inc. (general partner for a
                                             limited partnership); Director, A I M
                                             Distributors, Inc. (registered broker
                                             dealer); Director and Chairman, AIM
                                             Investment Services, Inc. (registered
                                             transfer agent) and INVESCO
                                             Distributors, Inc. (registered broker
                                             dealer); Director, President and
                                             Chairman, IVZ Callco Inc. (holding
                                             company), INVESCO Inc. (holding company)
                                             and AIM Canada Holdings Inc. (holding
                                             company); Trustee, President and
                                             Principal Executive Officer of The AIM
                                             Family of Funds--Registered Trademark--
                                             (other than AIM Treasurer's Series
                                             Trust, Short-Term Investments Trust and
                                             Tax-Free Investments Trust); Trustee and
                                             Executive Vice President, The AIM Family
                                             of Funds--Registered Trademark-- (AIM
                                             Treasurer's Series Trust, Short-Term
                                             Investments Trust and Tax-Free
                                             Investments Trust only); and Manager,
                                             PowerShares Capital Management LLC

                                             Formerly: Director and Chairman, Fund
                                             Management Company (registered broker
                                             dealer); President and Principal
                                             Executive Officer, The AIM Family of
                                             Funds--Registered Trademark-- (AIM
                                             Treasurer's Series Trust, Short-Term
                                             Investments Trust and Tax-Free
                                             Investments Trust only); Chairman, AIM
                                             Canada Holdings, Inc.; President, AIM
                                             Trimark Global Fund Inc. and AIM Trimark
                                             Canada Fund Inc.; and Director, Trimark
                                             Trust (federally regulated Canadian
                                             Trust Company)
-------------------------------------------------------------------------------------------------------------------------
 Independent Trustees
-------------------------------------------------------------------------------------------------------------------------

   Bruce L. Crockett -- 1944      1993       Chairman, Crockett Technology Associates  ACE Limited (insurance company);
   Trustee and Chair                         (technology consulting company)           and Captaris, Inc. (unified
                                                                                       messaging provider)
-------------------------------------------------------------------------------------------------------------------------

   Bob R. Baker -- 1936           2004       Retired                                   None
   Trustee
-------------------------------------------------------------------------------------------------------------------------

   Frank S. Bayley -- 1939        2001       Retired                                   None
   Trustee                                   Formerly: Partner, law firm of Baker &
                                             McKenzie and Director, Badgley Funds,
                                             Inc. (registered investment company) (2
                                             portfolios)
-------------------------------------------------------------------------------------------------------------------------

   James T. Bunch -- 1942         2004       Founder, Green, Manning & Bunch Ltd.,     None
   Trustee                                   (investment banking firm)
                                             Formerly: Director, Policy Studies, Inc.
                                             and Van Gilder Insurance Corporation
-------------------------------------------------------------------------------------------------------------------------

   Albert R. Dowden -- 1941       2000       Director of a number of public and        None
   Trustee                                   private business corporations, including
                                             the Boss Group Ltd. (private investment
                                             and management); Reich & Tang Funds
                                             (Chairman) (registered investment
                                             company) (7 portfolios), Daily Income
                                             Fund (4 portfolios), California Daily
                                             Tax Free Income Fund, Inc., Connecticut
                                             Daily Tax Free Income Fund, Inc. and New
                                             Jersey Daily Municipal Fund, Inc.,
                                             Annuity and Life Re (Holdings), Ltd.
                                             (insurance company), and Homeowners of
                                             America Holding Corporation (property
                                             casualty company)

                                             Formerly: Director, CompuDyne
                                             Corporation (provider of product and
                                             services to the public security market);
                                             Director, President and Chief Executive
                                             Officer, Volvo Group North America,
                                             Inc.; Senior Vice President, AB Volvo;
                                             Director of various affiliated Volvo
                                             companies; and Director, Magellan
                                             Insurance Company
-------------------------------------------------------------------------------------------------------------------------

   Jack M. Fields -- 1952         1997       Chief Executive Officer, Twenty First     Administaff
   Trustee                                   Century Group, Inc. (government affairs
                                             company); and Owner and Chief Executive
                                             Officer, Dos Angelos Ranch, L.P.
                                             (cattle, hunting, corporate
                                             entertainment)
                                             Formerly: Chief Executive Officer,
                                             Texana Timber LP (sustainable forestry
                                             company), and Discovery Global Education
                                             Fund (non-profit)

-------------------------------------------------------------------------------------------------------------------------

   Carl Frischling -- 1937        1993       Partner, law firm of Kramer Levin         Director, Reich & Tang Funds) (15
   Trustee                                   Naftalis and Frankel LLP                  portfolios)
-------------------------------------------------------------------------------------------------------------------------

   Prema Mathai-Davis -- 1950     1998       Formerly: Chief Executive Officer, YWCA   None
   Trustee                                   of the USA
-------------------------------------------------------------------------------------------------------------------------

   Lewis F. Pennock -- 1942       1993       Partner, law firm of Pennock & Cooper     None
   Trustee
-------------------------------------------------------------------------------------------------------------------------

   Larry Soll -- 1942             2004       Retired                                   None
   Trustee
-------------------------------------------------------------------------------------------------------------------------

   Raymond Stickel, Jr. -- 1944   2005       Retired                                   None
   Trustee                                   Formerly: Partner, Deloitte & Touche;
                                             and Director, Mainstay VP Series Funds,
                                             Inc. (25 portfolios)
-------------------------------------------------------------------------------------------------------------------------

(1) Mr. Flanagan was appointed as Trustee of the Trust on February 24, 2007. Mr. Flanagan is considered an interested person of the Trust because he is an officer of the advisor to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the advisor to the Trust.
(2) Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.

AIM V.I. Core Equity Fund

                                                                                       OTHER
                                  TRUSTEE                                              TRUSTEESHIP(S)/
NAME, YEAR OF BIRTH AND           AND/OR                                               DIRECTORSHIP(S)
POSITION(S) HELD WITH THE         OFFICER    PRINCIPAL OCCUPATION(S)                   HELD BY TRUSTEE/
TRUST                             SINCE      DURING PAST 5 YEARS                       DIRECTOR
-------------------------------------------------------------------------------------------------------------------------
 Other Officers
-------------------------------------------------------------------------------------------------------------------------

   Russell C. Burk -- 1958        2005       Senior Vice President and Senior Officer  N/A
   Senior Vice President and                 of The AIM Family of Funds--Registered
   Senior Officer                            Trademark--
                                             Formerly: Director of Compliance and
                                             Assistant General Counsel, ICON
                                             Advisers, Inc.; Financial Consultant,
                                             Merrill Lynch; General Counsel and
                                             Director of Compliance, ALPS Mutual
                                             Funds, Inc.
-------------------------------------------------------------------------------------------------------------------------

   John M. Zerr -- 1962           2006       Director, Senior Vice President,          N/A
   Senior Vice President, Chief              Secretary and General Counsel, A I M
   Legal Officer and Secretary               Management Group Inc., A I M Advisors,
                                             Inc. and A I M Capital Management, Inc.;
                                             Director, Vice President and Secretary,
                                             AIM Investment Services, Inc. and
                                             INVESCO Distributors, Inc.; Director,
                                             Senior Vice President and Secretary,
                                             A I M Distributors, Inc.; Director and
                                             Vice President, INVESCO Funds Group
                                             Inc.; Senior Vice President, Chief Legal
                                             Officer and Secretary of The AIM Family
                                             of Funds--Registered Trademark--; and
                                             Manager, PowerShares Capital Management
                                             LLC

                                             Formerly: Director, Vice President and
                                             Secretary, Fund Management Company; Vice
                                             President, A I M Capital Management,
                                             Inc.; Chief Operating Officer, Senior
                                             Vice President, General Counsel and
                                             Secretary, Liberty Ridge Capital, Inc.
                                             (an investment adviser); Vice President
                                             and Secretary, PBHG Funds (an investment
                                             company); Vice President and Secretary,
                                             PBHG Insurance Series Fund (an
                                             investment company); General Counsel and
                                             Secretary, Pilgrim Baxter Value
                                             Investors (an investment adviser); Chief
                                             Operating Officer, General Counsel and
                                             Secretary, Old Mutual Investment
                                             Partners (a broker-dealer); General
                                             Counsel and Secretary, Old Mutual Fund
                                             Services (an administrator); General
                                             Counsel and Secretary, Old Mutual
                                             Shareholder Services (a shareholder
                                             servicing center); Executive Vice
                                             President, General Counsel and
                                             Secretary, Old Mutual Capital, Inc. (an
                                             investment adviser); and Vice President
                                             and Secretary, Old Mutual Advisors Funds
                                             (an investment company)
-------------------------------------------------------------------------------------------------------------------------

   Lisa O. Brinkley -- 1959       2004       Global Compliance Director, Invesco       N/A
   Vice President                            Ltd.; and Vice President of The AIM
                                             Family of Funds--Registered Trademark--

                                             Formerly: Senior Vice President, A I M
                                             Management Group Inc. (financial
                                             services holding company); Senior Vice
                                             President and Chief Compliance Officer,
                                             A I M Advisors, Inc. and The AIM Family
                                             of Funds--Registered Trademark--; Vice
                                             President and Chief Compliance Officer,
                                             A I M Capital Management, Inc. and A I M
                                             Distributors, Inc.; Vice President, AIM
                                             Investment Services, Inc. and Fund
                                             Management Company; Senior Vice
                                             President and Chief Compliance Officer
                                             of The AIM Family of Funds--Registered
                                             Trademark--; and Senior Vice President
                                             and Compliance Director, Delaware
                                             Investments Family of Funds
-------------------------------------------------------------------------------------------------------------------------

   Kevin M. Carome -- 1956        2003       General Counsel, Secretary and Senior
   Vice President                            Managing Director, Invesco Ltd.;
                                             Director and Secretary, Invesco Holding
                                             Company Limited, IVZ, Inc. and INVESCO
                                             Group Services, Inc.; Director, INVESCO
                                             Funds Group, Inc.; Secretary, INVESCO
                                             North American Holdings, Inc.; and Vice
                                             President of The AIM Family of
                                             Funds--Registered Trademark--

                                             Formerly: Senior Managing Director,       N/A
                                             Invesco Holding Company Limited;
                                             Director, Senior Vice President,
                                             Secretary and General Counsel, A I M
                                             Management Group Inc. and A I M
                                             Advisors, Inc.; Senior Vice President,
                                             A I M Distributors, Inc.; Director,
                                             General Counsel and Vice President, Fund
                                             Management Company; Vice President,
                                             A I M Capital Management, Inc. and AIM
                                             Investment Services, Inc.; Senior Vice
                                             President, Chief Legal Officer and
                                             Secretary of The AIM Family of
                                             Funds--Registered Trademark--; Director
                                             and Vice President, INVESCO
                                             Distributors, Inc.; Chief Executive
                                             Officer and President, INVESCO Funds
                                             Group, Inc.; and Senior Vice President
                                             and General Counsel, Liberty Financial
                                             Companies, Inc.
-------------------------------------------------------------------------------------------------------------------------

   Sidney M. Dilgren -- 1961      2004       Vice President, A I M Advisors, Inc. and  N/A
   Vice President, Principal                 A I M Capital Management, Inc.; and Vice
   Financial Officer and                     President, Treasurer and Principal
   Treasurer                                 Financial Officer of The AIM Family of
                                             Funds--Registered Trademark--

                                             Formerly: Fund Treasurer, A I M
                                             Advisors, Inc.; Senior Vice President,
                                             AIM Investment Services, Inc.; and Vice
                                             President, A I M Distributors, Inc.
-------------------------------------------------------------------------------------------------------------------------

   Karen Dunn Kelley -- 1960      2004       Head of Invesco's World Wide Fixed        N/A
   Vice President                            Income and Cash Management Group;
                                             Director of Cash Management and Senior
                                             Vice President, A I M Advisors, Inc. and
                                             A I M Capital Management, Inc; Executive
                                             Vice President, A I M Distributors,
                                             Inc.; Senior Vice President, A I M
                                             Management Group Inc.; Vice President,
                                             The AIM Family of Funds--Registered
                                             Trademark-- (other than AIM Treasurer's
                                             Series Trust, Short-Term Investments
                                             Trust and Tax-Free Investments Trust);
                                             and President and Principal Executive
                                             Officer, The AIM Family of
                                             Funds--Registered Trademark-- (AIM
                                             Treasurer's Series Trust, Short-Term
                                             Investments Trust and Tax-Free
                                             Investments Trust only)
                                             Formerly: Director and President, Fund
                                             Management Company; Chief Cash
                                             Management Officer and Managing
                                             Director, A I M Capital Management,
                                             Inc.; Vice President, A I M Advisors,
                                             Inc. and The AIM Family of
                                             Funds--Registered Trademark-- (AIM
                                             Treasurer's Series Trust, Short-Term
                                             Investments Trust and Tax-Free
                                             Investments Trust only)
-------------------------------------------------------------------------------------------------------------------------

   Lance A. Rejsek -- 1967        2005       Anti-Money Laundering Compliance          N/A
   Anti-Money Laundering                     Officer, A I M Advisors, Inc., A I M
   Compliance Officer                        Capital Management, Inc., A I M
                                             Distributors, Inc., AIM Investment
                                             Services, Inc., AIM Private Asset
                                             Management, Inc. and The AIM Family of
                                             Funds--Registered Trademark--
                                             Formerly: Anti-Money Laundering
                                             Compliance Officer, Fund Management
                                             Company; and Manager of the Fraud
                                             Prevention Department, AIM Investment
                                             Services, Inc.
-------------------------------------------------------------------------------------------------------------------------

   Todd L. Spillane -- 1958       2006       Senior Vice President, A I M Management   N/A
   Chief Compliance Officer                  Group Inc.; Senior Vice President and
                                             Chief Compliance Officer, A I M
                                             Advisors, Inc. and A I M Capital
                                             Management, Inc.; Chief Compliance
                                             Officer of The AIM Family of
                                             Funds--Registered Trademark--, Invesco
                                             Global Asset Management (N.A.), Inc.,
                                             (registered investment advisor), Invesco
                                             Institutional (N.A.), Inc., (registered
                                             investment advisor), INVESCO Private
                                             Capital Investments, Inc. (holding
                                             company), Invesco Private Capital, Inc.
                                             (registered investment advisor) and
                                             Invesco Senior Secured Management, Inc.
                                             (registered investment advisor); and
                                             Vice President, A I M Distributors, Inc.
                                             and AIM Investment Services, Inc.

                                             Formerly: Vice President, A I M Capital
                                             Management, Inc. and Fund Management
                                             Company; Global Head of Product
                                             Development, AIG-Global Investment
                                             Group, Inc.; and Chief Compliance
                                             Officer and Deputy General Counsel,
                                             AIG-SunAmerica Asset Management
-------------------------------------------------------------------------------------------------------------------------

The Statement of Additional Information of the Trust includes additional information about the Fund's Trustees and is available upon request, without charge, by calling 1.800.410.4246.

OFFICE OF THE FUND            INVESTMENT ADVISOR       DISTRIBUTOR              AUDITORS
11 Greenway Plaza             A I M Advisors, Inc.     A I M Distributors,      PricewaterhouseCoopers
Suite 100                     11 Greenway Plaza        Inc.                     LLP
Houston, TX 77046-1173        Suite 100                11 Greenway Plaza        1201 Louisiana Street
                              Houston, TX 77046-1173   Suite 100                Suite 2900
                                                       Houston, TX 77046-1173   Houston, TX 77002-5678

COUNSEL TO THE FUND           COUNSEL TO THE           TRANSFER AGENT           CUSTODIAN
Ballard Spahr                 INDEPENDENT TRUSTEES     AIM Investment           State Street Bank and
Andrews & Ingersoll, LLP      Kramer, Levin, Naftalis  Services, Inc.           Trust
1735 Market Street, 51st      & Frankel LLP            P.O. Box 4739            Company
Floor                         1177 Avenue of the       Houston, TX 77210-4739   225 Franklin Street
Philadelphia, PA 19103-7599   Americas                                          Boston, MA 02110-2801
                              New York, NY 10036-2714

FIXED INCOME

Intermediate-Term Taxable
Investment Grade

                                                            AIM V.I. Diversified
                                                                     Income Fund
                               Annual Report to Shareholders - December 31, 2007

The Fund provides a complete list of
its holdings four times in each
fiscal year, at the quarter-ends. For
the second and fourth quarters, the
lists appear in the Fund's semiannual
and annual reports to shareholders.
For the first and third quarters, the
Fund files the lists with the
Securities and Exchange Commission
(SEC) on Form N-Q. The Fund's Form
N-Q filings are available on the SEC
Web site, sec.gov. Copies of the
Fund's Forms N-Q may be reviewed and
copied at the SEC Public Reference
Room in Washington, D.C.You can                              [COVER GLOBE IMAGE]
obtain information on the operation
of the Public Reference Room,
including information about
duplicating fee charges, by calling
202-942-8090 or 800-732-0330, or by
electronic request at the following
E-mail address: publicinfo@sec.gov.
The SEC file numbers for the Fund are
811-07452 and 033-57340. The Fund's
most recent portfolio holdings, as
filed on Form N-Q, have also been
made available to insurance companies
issuing variable annuity contracts
and variable life insurance policies
("variable products") that invest in
the Fund.

A description of the policies and
procedures that the Fund uses to                       AIM V.I. DIVERSIFIED INCOME FUND's investment
determine how to vote proxies                    objective is achieve a high level of current income.
relating to portfolio securities is
available without charge, upon
request, from our Client Services
department at 800-410-4246 or on the
AIM Web site, AIMinvestments.com. On
the home page, scroll down and click
on Proxy Policy. The information is
also available on the SEC Web site,
sec.gov.

Information regarding how the Fund
voted proxies related to its
portfolio securities during the 12
months ended June 30, 2007, is
available at our Web site. Go to
AIMinvestments.com, access the About    UNLESS OTHERWISE STATED, INFORMATION PRESENTED IN THIS REPORT
Us tab, click on Required Notices and   IS AS OF DECEMBER 31, 2007, AND IS BASED ON TOTAL NET ASSETS.
then click on Proxy Voting Activity.
Next, select the Fund from the
drop-down menu. The information is
also available on the SEC Web site,                   UNLESS OTHERWISE NOTED, ALL DATA IN THIS REPORT
sec.gov.                                                         ARE FROM A I M MANAGEMENT GROUP INC.

                                        =============================================================
                                        THIS REPORT MUST BE ACCOMPANIED OR PRECEDED BY A CURRENTLY
                                        EFFECTIVE FUND PROSPECTUS AND VARIABLE PRODUCT PROSPECTUS,
                                        WHICH CONTAIN MORE COMPLETE INFORMATION, INCLUDING SALES
 [AIM INVESTMENTS LOGO]                 CHARGES AND EXPENSES. INVESTORS SHOULD READ EACH CAREFULLY
--REGISTERED TRADEMARK--                BEFORE INVESTING.
                                        =============================================================

                                              NOT FDIC INSURED    MAY LOSE VALUE    NO BANK GUARANTEE

                                                                             A I M DISTRIBUTORS, INC.

AIM V.I. Diversified Income Fund

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE                                           In evaluating the credit quality of a
                                                                                   security, we use input from various rating
================================================================================   agencies and Wall Street fixed-income and equity
PERFORMANCE SUMMARY                                                                analysts, and conduct our own internal credit
                                                                                   analysis.
For the year ended December 31, 2007, AIM V.I. Diversified Income Fund
underperformed its broad market and style-specific indexes. Our defensive             We consider selling a bond when:
duration structure in the later part of the year was a major detractor from
performance. While yields declined across the yield curve, the U.S. Federal        o It becomes fully valued.
Reserve Board (the Fed) reduced interest rates more aggressively than we
anticipated, causing short term interest rates to decline most steeply. In         o Overall market and economic trends indicate
addition, the Fund's relative returns were negatively affected by its exposure     that sector emphasis should be changed.
to the high yield market, which significantly underperformed due to the credit
risk repricing and subprime mortgage debacle.                                      o Fundamentals, such as credit quality ratings,
                                                                                   deteriorate for an individual issuer or a sector.
   Your Fund's long-term performance appears later in this report.
                                                                                   o An unanticipated change occurs involving an
FUND VS. INDEXES                                                                   individual issuer or sector.

Total returns, 12/31/06-12/31/07, excluding variable product issuer charges. If    MARKET CONDITIONS AND YOUR FUND
variable product issuer charges were included, returns would be lower.
                                                                                   The U.S. economy expanded throughout 2007. The
Series I Shares                                                             1.72%  annualized rate of growth in gross domestic
Series II Shares                                                            1.51   product accelerated from 0.6% to 3.8% to 4.9%(1)
Lehman Brothers U.S. Aggregate Bond Index(triangle) (Broad Market Index)    6.97   in the first, second and third quarters of 2007,
Lehman Brothers U.S. Credit Index(triangle) (Style-Specific Index)          5.11   respectively. Initial estimates suggested the
Lipper VUF Corporate Debt BBB-Rated Funds Index(triangle)                          economy expanded at an annualized rate of 0.6%(1)
(Peer Group Index)                                                          6.03   in the fourth quarter.
Lipper BBB Rated Funds Index(triangle) (Former Peer Group Index)            5.27
                                                                                      Inflation, as measured by the core Consumer
SOURCE: (triangle)LIPPER INC.                                                      Price Index (which excludes volatile food and
================================================================================   energy prices), increased at an annual rate of
HOW WE INVEST                             eign governments, U.S. corporate         2.4%(2) in December, up from a 2.1%(2) pace in
                                          bonds, mortgages, asset-backed           the third quarter.
We seek to provide consistent returns     securities, money markets, high yield
while minimizing risk. Our security       debt and convertible corporate bonds.       The spillover from the housing and sub-prime
selection process involves both           We make allocation decisions based on    markets and credit risk repricing dramatically
top-down analysis, which takes account    performance and valuations among the     diminished liquidity and reduced credit
of overall economic and market trends     different areas of the bond market.      availability. Consequently, the Fed began adding
and bottom-up analysis, which includes    Our focus is on bonds that are           liquidity to the system by cutting the discount
an evaluation of individual bond          attractively valued relative to the      rate by one-half a percentage point on August
issuers.                                  rest of the bond market.                 17(3) and by lowering its federal funds target
                                                                                   rate by one-half a percentage point on September
   We look for potential investments                                               18.(3) While the September rate cut was larger
in all sectors of the bond market:                                                 than expected, two subsequent quarter-point cuts
domestic and for-                                                                  on October 31 and December 11 were fully
                                                                                   anticipated by markets.(3)
=======================================   ======================================
PORTFOLIO COMPOSITION                     TOP 10 FIXED INCOME ISSUERS*                Treasury yields fell and the U.S. Treasury
                                                                                   yield curve steepened by the end of the year as
By industry                                1. Federal National Mortgage            investors avoided risky assets and turned instead
Other Diversified Financial                   Association                    4.9%  to the relative safety of government securities.
Services                           20.0%   2. Ford Motor Credit Co. LLC      3.7   This flight to safety resulted in a significant
Diversified Banks                   8.2    3. SLM Corp.                      3.2   demand for money market funds.
Property & Casualty Insurance       7.2    4. Patron's Legacy
Integrated Telecommunication                  2004-1-LILACS-1                2.4      Despite concerns about the implications of the
Services                            6.2    5. Verizon Virginia Inc.          2.4   credit crunch on the broader economy, for the
Consumer Finance                    5.7    6. Residential Capital LLC        2.4   year ended December 31, 2007, the Lehman Brothers
Broadcasting & Cable TV             5.5    7. Regional Diversified Funding   2.4   U.S. Aggregate Bond index, which represents the
Federal National Mortgage                  8. Oil Insurance Ltd.             2.3   performance of investment-grade fixed income
Association (FNMA)                  4.9    9. First American Capital               investments, returned 6.97%.(4) It outperformed
Wireless Telecommunication                    Trust I                        2.2   the S&P 500 Index, which represents the
Services                            3.7   10. iStar Financial Inc.           2.0   performance of the U.S.
Regional Banks                      3.4
43 Other Industries, Each with            Total Net Assets        $38.94 million
Less than 3% of Total Net Assets   39.8
Money Market Funds Plus                   Total Number of Holdings*          179
Other Assets Less Liabilities      -4.6

The Fund's holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*Excluding money market fund holdings.
=======================================   ======================================

AIM V.I. Diversified Income Fund

stock market and which returned 5.49%(4)      in the investment grade bond sector                      Jan H. Friedli
for the year.                                 detracted from relative performance.           [FRIEDLI  Senior portfolio manager, is
                                                                                              PHOTO]   lead portfolio manager of AIM
   During the year, fixed income markets         In 2007, the U.S. high yield market                   V.I. Diversified Income Fund.
were focused on the benchmark 10-year         lagged all major segments of the bond       Mr. Friedli graduated cum laude from
Treasury note, which finished 2007 with a     market.(4) Despite historically low         Villanova University with a B.S. in
slight gain, as yields for Treasuries of      default rates, credit spreads, which        computer science before earning an M.B.A.
all maturities dropped during the year. We    reflect the risk premium, widened           with honors from the University of
started off the year with a                   considerably by the end of the year as      Chicago.
short-to-neutral duration positioning to      investors fled to the relative safety
take advantage of the continuing rally of     of government securities. As a result,                   Peter Ehret
long-term bond yields. By the middle of the   our overweight exposure to the high             [EHRET   Chartered Financial Analyst,
year, short term yields had decreased while   yield sector was a negative for                 PHOTO]   senior portfolio manager, is
long term yields had increased, both by a     the Fund's relative performance.                         manager of AIM V.I.
small amount, restoring the yield curve to                                                Diversified Income Fund. He graduated cum
a more normal shape. As a result, we             The Fund maintained a neutral position   laude with a B.S. in economics from the
slightly benefited from the portfolio's       in mortgage-backed securities (MBS).        University of Minnesota. He also earned an
longer duration during the first two          Affected by the weak housing market and     M.S. in real estate appraisal and
quarters.                                     subprime-related problems, MBS              investment analysis from the University of
                                              underperformed U.S. Treasury securities.5   Wisconsin-Madison.
   Beginning in the summer, we moved to a     The Fund's weighting in MBS detracted
defensive duration positioning to minimize    from performance.                                        Brendan Gau
the Fund's interest rate sensitivity. The                                                      [GAU    Chartered Financial Analyst,
market began to anticipate that the Fed          In the international non-dollar              PHOTO]   portfolio manager, is manager
would lower interest rates, but we believed   sector, we had small hedged positions in                 of AIM V.I. Diversified
its interest rate reductions would be more    Europe and Japan during the first few       Income Fund. He earned a B.A. degree in
measured. Unfortunately, the Fed cut rates    months of 2007. As the U.S. dollar          mathematics, physics and economics from
more aggressively than we expected and        remained weak against the British pound     Rice University.
short term interest rates experienced the     and Japanese yen, our hedged holdings in
steepest decline. Being underweight           the United Kingdom and Japan detracted                   Carolyn L. Gibbs
duration in the later part of the year,       from Fund performance. By the middle of         [GIBBS   Chartered Financial Analyst,
when bond yields rallied dramatically, was    the year, we exited all our non-dollar          PHOTO]   senior portfolio manager, is
a major detractor from relative               positions, as we believed these markets                  manager of AIM V.I.
performance.                                  offered limited investment opportunities.   Diversified Income Fund. Ms. Gibbs is a
                                                                                          Phi Beta Kappa graduate of Texas Christian
   Duration is a measure of a bond's             Thank you for your investment in AIM     University, where she earned a B.A. in
sensitivity to interest rate changes.         V.I. Diversified Income Fund.               English. She also earned an M.B.A. in
Shorter duration bonds tend to be less                                                    finance from The Wharton School of the
sensitive to interest rate changes. For       Sources: (1)Bureau of Economic Analysis;    University of Pennsylvania.
duration management purposes, we used five-   (2)Bureau of Labor Statistics; (3)U.S.
and 10-year U.S. Treasury futures. In our     Federal Reserve Board; (4)Lipper Inc.;                   Darren Hughes
view, gaining exposure to the U.S. Treasury   (5)Lehman Brothers Inc.                        [HUGHES   Chartered Financial Analyst,
market through U.S. Treasury futures is a                                                     PHOTO]   senior portfolio manager, is
more effective way to use the Fund's cash     THE VIEWS AND OPINIONS EXPRESSED IN                      manager of AIM V.I.
than buying actual bonds. U.S. Treasury       MANAGEMENT'S DISCUSSION OF FUND             Diversified Income Fund. Mr. Hughes earned
futures offer a variety of standardized       PERFORMANCE ARE THOSE OF A I M ADVISORS,    a B.B.A. in finance and economics from
contracts, are exchange traded and provide    INC. THESE VIEWS AND OPINIONS ARE SUBJECT   Baylor University.
a high level of liquidity.                    TO CHANGE AT ANY TIME BASED ON FACTORS
                                              SUCH AS MARKET AND ECONOMIC CONDITIONS.     Assisted by the Taxable Investment Grade
   During the year, the Fund was positioned   THESE VIEWS AND OPINIONS MAY NOT BE         Bond Team and the Taxable High Yield Team
in anticipation of a slight steepening of     RELIED UPON AS INVESTMENT ADVICE OR
the yield curve over the medium to long       RECOMMENDATIONS, OR AS AN OFFER FOR A
term. By the end of the year, the             PARTICULAR SECURITY. THE INFORMATION IS
two-year/10-year yield spread increased,      NOT A COMPLETE ANALYSIS OF EVERY ASPECT
implying the yield curve had steepened,       OF ANY MARKET, COUNTRY, INDUSTRY,
which benefited the Fund's relative           SECURITY OR THE FUND. STATEMENTS OF FACT
performance.                                  ARE FROM SOURCES CONSIDERED RELIABLE, BUT
                                              A I M ADVISORS, INC. MAKES NO
   Driven by the turmoil in the capital       REPRESENTATION OR WARRANTY AS TO THEIR
markets, investment grade corporate bonds     COMPLETENESS OR ACCURACY. ALTHOUGH
underperformed U.S. Treasury securities and   HISTORICAL PERFORMANCE IS NO GUARANTEE OF
many other sectors of the bond markets.(5)    FUTURE RESULTS, THESE INSIGHTS MAY HELP
While maintaining a relatively neutral        YOU UNDERSTAND OUR INVESTMENT MANAGEMENT
exposure to corporate bonds, some of our      PHILOSOPHY.
financial industry bonds with longer
maturities performed poorly. Overall, the     =========================================
Fund's position                               FOR A DISCUSSION OF THE RISKS OF
                                              INVESTING IN YOUR FUND, INDEXES USED IN
                                              THIS REPORT AND YOUR FUND'S LONG-TERM
                                              PERFORMANCE, PLEASE TURN THE PAGE.
                                              =========================================

AIM V.I. Diversified Income Fund

Your Fund's long-term performance

===========================================   CANNOT GUARANTEE COMPARABLE FUTURE          VARIABLE PRODUCTS. YOU CANNOT PURCHASE
AVERAGE ANNUAL TOTAL RETURNS                  RESULTS; CURRENT PERFORMANCE MAY BE LOWER   SHARES OF THE FUND DIRECTLY. PERFORMANCE
                                              OR HIGHER. PLEASE CONTACT YOUR VARIABLE     FIGURES GIVEN REPRESENT THE FUND AND ARE
As of 12/31/07                                PRODUCT ISSUER OR FINANCIAL ADVISOR FOR     NOT INTENDED TO REFLECT ACTUAL VARIABLE
                                              THE MOST RECENT MONTH-END VARIABLE          PRODUCT VALUES. THEY DO NOT REFLECT SALES
SERIES I SHARES                               PRODUCT PERFORMANCE.                        CHARGES, EXPENSES AND FEES ASSESSED IN
Inception (5/5/93)                     4.72%                                              CONNECTION WITH A VARIABLE PRODUCT. SALES
10 Years                               3.13   PERFORMANCE FIGURES REFLECT FUND            CHARGES, EXPENSES AND FEES, WHICH ARE
 5 Years                               4.64   EXPENSES, REINVESTED DISTRIBUTIONS AND      DETERMINED BY THE VARIABLE PRODUCT
 1 Year                                1.72   CHANGES IN NET ASSET VALUE. INVESTMENT      ISSUERS, WILL VARY AND WILL LOWER THE
                                              RETURN AND PRINCIPAL VALUE WILL FLUCTUATE   TOTAL RETURN.
SERIES II SHARES                              SO THAT YOU MAY HAVE A GAIN OR LOSS WHEN
10 Years                               2.87%  YOU SELL SHARES.                               THE MOST RECENT MONTH-END PERFORMANCE
 5 Years                               4.38                                               DATA AT THE FUND LEVEL, EXCLUDING VARIABLE
 1 Year                                1.51      THE NET ANNUAL FUND OPERATING EXPENSE    PRODUCT CHARGES, IS AVAILABLE ON THIS AIM
===========================================   RATIO SET FORTH IN THE MOST RECENT FUND     AUTOMATED INFORMATION LINE, 866-702-4402.
                                              PROSPECTUS AS OF THE DATE OF THIS REPORT    AS MENTIONED ABOVE, FOR THE MOST RECENT
SERIES II SHARES' INCEPTION DATE IS           FOR SERIES I AND SERIES II SHARES WAS       MONTH-END PERFORMANCE INCLUDING VARIABLE
MARCH 14, 2002. RETURNS SINCE THAT DATE ARE   0.75% AND 1.00%, RESPECTIVELY.1 THE TOTAL   PRODUCT CHARGES, PLEASE CONTACT YOUR
HISTORICAL. ALL OTHER RETURNS ARE THE         ANNUAL FUND OPERATING EXPENSE RATIO SET     VARIABLE PRODUCT ISSUER OR FINANCIAL
BLENDED RETURNS OF THE HISTORICAL             FORTH IN THE MOST RECENT FUND PROSPECTUS    ADVISOR.
PERFORMANCE OF SERIES II SHARES SINCE THEIR   AS OF THE DATE OF THIS REPORT FOR SERIES
INCEPTION AND THE RESTATED HISTORICAL         I AND SERIES II SHARES WAS 1.10% AND           HAD THE ADVISOR NOT WAIVED FEES AND/OR
PERFORMANCE OF SERIES I SHARES (FOR PERIODS   1.35%, RESPECTIVELY. THE EXPENSE RATIOS     REIMBURSED EXPENSES, PERFORMANCE WOULD
PRIOR TO INCEPTION OF SERIES II SHARES)       PRESENTED ABOVE MAY VARY FROM THE EXPENSE   HAVE BEEN LOWER.
ADJUSTED TO REFLECT THE RULE 12B-1 FEES       RATIOS PRESENTED IN OTHER SECTIONS OF
APPLICABLE TO SERIES II SHARES. THE           THIS REPORT THAT ARE BASED ON EXPENSES      (1) Total annual operating expenses less
INCEPTION DATE OF SERIES I SHARES IS MAY 5,   INCURRED DURING THE PERIOD COVERED BY           any contractual fee waivers and/or
1993.                                         THIS REPORT.                                    expense reimbursements by the advisor
                                                                                              in effect through at least April 30,
   THE PERFORMANCE OF THE FUND'S SERIES I        AIM V.I. DIVERSIFIED INCOME FUND, A          2009. See current prospectus for more
AND SERIES II SHARE CLASSES WILL DIFFER       SERIES PORTFOLIO OF AIM VARIABLE                information.
PRIMARILY DUE TO DIFFERENT CLASS EXPENSES.    INSURANCE FUNDS, IS CURRENTLY OFFERED
                                              THROUGH INSURANCE COMPANIES ISSUING
   THE PERFORMANCE DATA QUOTED REPRESENT
PAST PERFORMANCE AND

===================================================================================================================================

PRINCIPAL RISKS OF INVESTING IN THE FUND         The Fund may invest in lower quality     ABOUT INDEXES USED IN THIS REPORT
                                              debt securities, commonly known as "junk
The Fund may invest in debt securities,       bonds." Compared to higher quality debt     The LEHMAN BROTHERS U.S. Aggregate Bond
such as notes and bonds, which carry          securities, junk bonds involve greater      Index covers U.S. investment-grade
interest rate and credit risk.                risk of default or price changes due to     fixed-rate bonds with components for
                                              changes in credit quality of the issuer     government and corporate securities,
   Prices of equity securities change in      because they are generally unsecured and    mortgage pass-throughs, and asset-backed
response to many factors including the        may be subordinated to other creditors'     securities.
historical and prospective earnings of the    claims. Credit ratings on junk bonds do
issuer, the value of its assets, general      not necessarily reflect their actual           The LEHMAN BROTHERS U.S. Credit Index
economic conditions, interest rates,          market risk.                                is an unmanaged index that consists of
investor perceptions and market liquidity.                                                publicly issued, SEC-registered U.S.
                                                 The Fund may use enhanced investment     corporate and specified foreign debentures
   High-coupon, U.S. government agency        techniques such as derivatives. The         and secured notes that meet the specified
mortgage-backed securities provide a higher   principal risk of derivatives is that the   maturity, liquidity, and quality
coupon than current prevailing market         fluctuations in their value may not         requirements.
interest rates, and the Fund may purchase     correlate perfectly with the overall
such securities at a premium. If these        securities markets. Derivatives are            The Fund has elected to use the Lipper
securities experience a faster principal      subject to counterparty risk--the risk      Variable Underlying Funds (VUF) Corporate
prepayment rate than expected, both the       that the other party will not complete      Debt BBB-Rated Funds Index as its peer
market value and income from such             the transaction with the Fund.              group instead of the Lipper BBB-Rated
securities will decrease.                                                                 Funds Index. In 2006, Lipper began
                                                 Foreign securities have additional       publishing VUF indexes, allowing the Fund
   Interest rate risk refers to the risk      risks, including exchange rate changes,     to be compared with the Lipper VUF
that bond prices generally fall as interest   political and economic upheaval, the        Corporate Debt BBB-Rated Funds Index. The
rates rise; conversely, bond prices           relative lack of information, relatively    unmanaged Lipper VUF Corporate Debt
generally rise as interest rates fall.        low market liquidity, and the potential     BBB-Rated Funds Index is an
                                              lack of strict financial and accounting
                                              controls and standards.

                                                                                                                           Continued

AIM V.I. Diversified Income Fund

Past performance cannot guarantee             the dollar value of an investment, is
comparable future results.                    constructed with each segment
                                              representing a percent change in the
   This chart, which is a logarithmic         value of the investment. In this chart,
chart, presents the fluctuations in the       each segment represents a doubling, or
value of the Fund and its indexes. We         100% change, in the value of the
believe that a logarithmic chart is more      investment. In other words, the space
effective than other types of charts in       between $5,000 and $10,000 is the same
illustrating changes in value during the      size as the space between $10,000 and
early years shown in the chart. The           $20,000.
vertical axis, the one that indicates

===================================================================================================================================
Continued from previous page

equally weighted representation of the        the indexes defined here, and               ues may differ from the net asset values
largest variable insurance underlying funds   consequently, the performance of the Fund   and returns reported in the Financial
in the Lipper Corporate Debt BBB-Rated        may deviate significantly from the          Highlights. Additionally, the returns and
Funds category. These funds invest at least   performance of the indexes.                 net asset values shown throughout this
65% of assets in corporate and government                                                 report are at the Fund level only and do
debt issues rated in the top four grades.        A direct investment cannot be made in    not include variable product issuer
                                              an index. Unless otherwise indicated,       charges. If such charges were included,
   The Lipper BBB Rated Funds Index is an     index results include reinvested            the total returns would be lower.
equally weighted representation of the        dividends, and they do not reflect sales
largest funds in the Lipper BBB Rated Funds   charges. Performance of an index of funds      Industry classifications used in this
category. The funds invest at least 65% of    reflects fund expenses; performance of a    report are generally according to the
assets in corporate and government debt       market index does not.                      Global Industry Classification Standard,
issues rated in the top four grades.                                                      which was developed by and is the
                                              OTHER INFORMATION                           exclusive property and a service mark of
   The S&P 500--REGISTERED TRADEMARK--                                                    Morgan Stanley Capital International Inc.
Index is a market capitalization-weighted     The returns shown in the management's       and Standard & Poor's.
index covering all major areas of the U.S.    discussion of Fund performance are based
economy. It is not the 500 largest            on net asset values calculated for          The Chartered Financial
companies, but rather the most widely held    shareholder transactions. Generally         Analyst--REGISTERED TRADEMARK--
500 companies chosen with respect to market   accepted accounting principles require      (CFA--REGISTERED TRADEMARK--) designation
size, liquidity, and their industry.          adjustments to be made to the net assets    is a globally recognized standard for
                                              of the Fund at period end for financial     measuring the competence and integrity of
   The Fund is not managed to track the       reporting purposes, and as such, the net    investment professionals.
performance of any particular index,          asset values for shareholder transactions
including                                     and the returns based on those net asset
                                              val-

===================================================================================================================================

                                                          [MOUNTAIN CHART]

RESULTS OF A $10,000 INVESTMENT

INDEX DATA FROM 4/30/93, FUND DATA FROM 5/5/93

             AIM V.I. DIVERSIFIED   LEHMAN BROTHERS U.S.                          LIPPER VUF CORPORATE
             INCOME FUND-SERIES I      AGGREGATE BOND      LEHMAN BROTHERS U.S.   DEBT BBB-RATED FUNDS   LIPPER BBB RATED
     DATE           SHARES                INDEX(1)            CREDIT INDEX(1)           INDEX(1)          FUNDS INDEX(1)
   4/30/93                                 $10000                 $10000                 $10000               $10000
      5/93          $ 9980                  10013                  10012                  10011                10024
      6/93           10160                  10194                  10255                  10225                10249
      7/93           10240                  10252                  10329                  10310                10345
      8/93           10480                  10432                  10586                  10540                10586
      9/93           10510                  10460                  10611                  10584                10616
     10/93           10622                  10499                  10665                  10632                10690
     11/93           10500                  10410                  10534                  10522                10567
     12/93           10605                  10466                  10596                  10500                10638
      1/94           10833                  10608                  10801                  10657                10823
      2/94           10574                  10423                  10546                  10433                10587
      3/94           10271                  10166                  10223                  10136                10285
      4/94           10166                  10085                  10124                  10033                10161
      5/94           10093                  10084                  10087                  10017                10135
      6/94           10124                  10062                  10062                   9994                10093
      7/94           10178                  10261                  10316                  10172                10266
      8/94           10188                  10274                  10328                  10182                10306
      9/94           10177                  10123                  10135                  10019                10164
     10/94           10231                  10114                  10112                   9999                10131
     11/94           10090                  10091                  10095                   9991                10104
     12/94           10068                  10161                  10179                  10072                10155
      1/95           10146                  10362                  10395                  10261                10319
      2/95           10446                  10609                  10694                  10520                10554
      3/95           10603                  10674                  10782                  10593                10637
      4/95           10795                  10823                  10964                  10749                10829
      5/95           11123                  11242                  11480                  11281                11296
      6/95           11191                  11324                  11584                  11354                11381
      7/95           11281                  11299                  11533                  11287                11354
      8/95           11372                  11435                  11718                  11462                11521
      9/95           11564                  11546                  11857                  11594                11656
     10/95           11734                  11696                  12012                  11798                11812
     11/95           11812                  11872                  12242                  12007                12005
     12/95           11984                  12038                  12443                  12215                12203
      1/96           12056                  12118                  12524                  12280                12302
      2/96           11971                  11908                  12226                  11971                12043
      3/96           11983                  11825                  12122                  11875                11955
      4/96           12007                  11758                  12021                  11784                11878
      5/96           12043                  11735                  12000                  11768                11870
      6/96           12235                  11892                  12176                  11939                12006
      7/96           12259                  11925                  12200                  11962                12036
      8/96           12343                  11905                  12162                  11941                12030
      9/96           12582                  12112                  12420                  12201                12271
     10/96           12881                  12380                  12759                  12521                12565
     11/96           13182                  12592                  13032                  12797                12845
     12/96           13205                  12475                  12852                  12653                12721
      1/97           13129                  12514                  12870                  12676                12761
      2/97           13244                  12545                  12924                  12736                12834
      3/97           12989                  12406                  12723                  12557                12636
      4/97           13168                  12591                  12916                  12738                12823
      5/97           13372                  12710                  13062                  12887                12970
      6/97           13577                  12861                  13247                  13082                13163
      7/97           13947                  13208                  13731                  13554                13618
      8/97           13806                  13095                  13529                  13353                13438
      9/97           14178                  13289                  13765                  13627                13674
     10/97           14242                  13481                  13940                  13770                13813
     11/97           14293                  13543                  14019                  13859                13880
     12/97           14446                  13680                  14167                  13995                14029
      1/98           14688                  13855                  14335                  14189                14208
      2/98           14740                  13845                  14331                  14197                14203
      3/98           14931                  13893                  14384                  14316                14275
      4/98           14945                  13965                  14474                  14376                14336
      5/98           15047                  14098                  14646                  14486                14459
      6/98           15047                  14217                  14754                  14584                14565
      7/98           15072                  14247                  14741                  14593                14554
      8/98           14739                  14479                  14810                  14475                14448
      9/98           14881                  14818                  15289                  14826                14746
     10/98           14625                  14740                  15054                  14656                14564
     11/98           14983                  14824                  15337                  14918                14833
===================================================================================================================================

                                                                                                              SOURCE: (1)LIPPER INC.


===================================================================================================================================

                                                          [MOUNTAIN CHART]

     12/98           14963                  14868                  15382                  14953                14870
      1/99           15168                  14974                  15534                  15101                15000
      2/99           14841                  14713                  15165                  14767                14675
      3/99           14977                  14794                  15272                  14913                14839
      4/99           15100                  14841                  15317                  15039                14945
      5/99           14759                  14711                  15112                  14827                14743
      6/99           14663                  14664                  15033                  14767                14666
      7/99           14622                  14602                  14950                  14698                14592
      8/99           14525                  14595                  14914                  14648                14538
      9/99           14634                  14764                  15076                  14783                14663
     10/99           14580                  14818                  15145                  14802                14692
     11/99           14621                  14817                  15161                  14846                14727
     12/99           14677                  14746                  15081                  14839                14703
      1/00           14618                  14698                  15028                  14816                14660
      2/00           14779                  14875                  15167                  15017                14841
      3/00           14793                  15071                  15296                  15198                14977
      4/00           14487                  15028                  15162                  15045                14796
      5/00           14225                  15021                  15106                  14932                14683
      6/00           14531                  15334                  15485                  15293                15055
      7/00           14574                  15473                  15673                  15431                15119
      8/00           14764                  15697                  15877                  15665                15395
      9/00           14764                  15796                  15960                  15673                15439
     10/00           14603                  15901                  15976                  15647                15389
     11/00           14530                  16160                  16183                  15799                15532
     12/00           14777                  16460                  16497                  16115                15857
      1/01           15291                  16729                  16948                  16493                16240
      2/01           15400                  16875                  17096                  16645                16401
      3/01           15150                  16960                  17202                  16645                16391
      4/01           14932                  16890                  17140                  16539                16301
      5/01           15072                  16991                  17297                  16668                16448
      6/01           14979                  17056                  17385                  16682                16467
      7/01           15337                  17437                  17839                  17069                16840
      8/01           15493                  17637                  18078                  17273                17042
      9/01           15198                  17842                  18051                  17181                16897
     10/01           15571                  18215                  18499                  17561                17255
     11/01           15478                  17964                  18338                  17416                17143
     12/01           15308                  17850                  18213                  17272                17039
      1/02           15341                  17995                  18367                  17383                17132
      2/02           15257                  18169                  18505                  17498                17214
      3/02           15056                  17867                  18164                  17292                16988
      4/02           15223                  18213                  18417                  17618                17248
      5/02           15273                  18368                  18660                  17754                17384
      6/02           15071                  18527                  18691                  17726                17303
      7/02           14702                  18750                  18681                  17712                17216
      8/02           15021                  19067                  19165                  18077                17564
      9/02           15255                  19376                  19529                  18263                17722
     10/02           15021                  19288                  19303                  18120                17596
     11/02           15238                  19282                  19553                  18307                17849
     12/02           15657                  19681                  20130                  18734                18265
      1/03           15767                  19698                  20195                  18861                18386
      2/03           16040                  19970                  20599                  19196                18695
      3/03           16094                  19955                  20614                  19223                18727
      4/03           16423                  20119                  20995                  19507                19105
      5/03           16878                  20495                  21657                  19898                19605
      6/03           16950                  20454                  21604                  19907                19631
      7/03           16294                  19766                  20683                  19276                18962
      8/03           16403                  19897                  20845                  19410                19112
      9/03           16913                  20424                  21573                  19935                19700
     10/03           16822                  20234                  21343                  19821                19622
     11/03           16894                  20282                  21441                  19910                19757
     12/03           17104                  20489                  21680                  20147                20045
      1/04           17297                  20653                  21899                  20331                20227
      2/04           17434                  20877                  22174                  20527                20406
      3/04           17570                  21033                  22389                  20690                20546
      4/04           17143                  20486                  21683                  20202                20023
      5/04           17066                  20404                  21531                  20085                19871
      6/04           17143                  20519                  21622                  20204                19988
      7/04           17297                  20723                  21889                  20404                20197
      8/04           17646                  21118                  22405                  20777                20607
      9/04           17743                  21175                  22531                  20862                20735
     10/04           17898                  21353                  22749                  21045                20940
     11/04           17801                  21183                  22521                  20921                20870
     12/04           17963                  21377                  22815                  21128                21108
      1/05           18087                  21512                  22996                  21230                21220
      2/05           18025                  21385                  22861                  21164                21185
      3/05           17861                  21275                  22576                  21004                20947
      4/05           18108                  21563                  22879                  21233                21118
      5/05           18334                  21796                  23199                  21460                21338
      6/05           18479                  21915                  23383                  21611                21519
      7/05           18355                  21715                  23149                  21492                21419
===================================================================================================================================

===================================================================================================================================

                                                          [MOUNTAIN CHART]

      8/05           18623                  21994                  23501                  21745                21685
      9/05           18398                  21767                  23149                  21518                21469
     10/05           18212                  21595                  22896                  21363                21283
     11/05           18314                  21690                  23035                  21454                21370
     12/05           18486                  21897                  23262                  21649                21580
      1/06           18508                  21898                  23215                  21682                21659
      2/06           18595                  21971                  23318                  21756                21758
      3/06           18398                  21755                  22990                  21571                21520
      4/06           18288                  21716                  22906                  21588                21506
      5/06           18310                  21692                  22866                  21574                21454
      6/06           18354                  21738                  22901                  21611                21457
      7/06           18616                  22032                  23238                  21894                21754
      8/06           18901                  22370                  23668                  22232                22151
      9/06           19120                  22566                  23932                  22440                22370
     10/06           19229                  22715                  24123                  22622                22565
     11/06           19449                  22979                  24464                  22902                22878
     12/06           19312                  22846                  24253                  22806                22719
      1/07           19289                  22836                  24248                  22814                22751
      2/07           19733                  23188                  24737                  23208                23190
      3/07           19709                  23189                  24618                  23192                23106
      4/07           19849                  23314                  24796                  23364                23313
      5/07           19663                  23137                  24553                  23191                23167
      6/07           19570                  23069                  24438                  23067                23024
      7/07           19570                  23261                  24522                  23126                22994
      8/07           19617                  23546                  24748                  23363                23257
      9/07           19664                  23725                  24946                  23646                23521
     10/07           19827                  23938                  25238                  23864                23776
     11/07           19710                  24369                  25453                  24040                23954
     12/07           19648                  24437                  25491                  24181                23915
===================================================================================================================================

AIM V.I. Diversified Income Fund

SCHEDULE OF INVESTMENTS(a)

December 31, 2007


                                               PRINCIPAL
                                                 AMOUNT        VALUE
-----------------------------------------------------------------------
BONDS & NOTES-82.82%

AEROSPACE & DEFENSE-0.80%

Systems 2001 Asset Trust LLC (United
  Kingdom)- Series 2001, Class G, Jr. Sec.
  Pass Through Ctfs., (INS-MBIA Insurance
  Corp.) 6.66%, 09/15/13 (Acquired
  02/09/05-10/27/05; Cost $331,874)(b)(c)(d)   $  302,183   $   311,249
=======================================================================

AIRLINES-0.53%

Southwest Airlines Co., Sr. Unsec. Deb.,
  7.38%, 03/01/27(d)                              190,000       208,257
=======================================================================

ALTERNATIVE CARRIERS-0.14%

Level 3 Financing Inc., Sr. Unsec. Gtd.
  Unsub. Global Notes, 9.25%, 11/01/14(d)          60,000        54,600
=======================================================================

ALUMINUM-0.50%

Novelis Inc. (Canada), Sr. Unsec. Gtd. Global
  Notes, 7.25%, 02/15/15(d)                       205,000       194,237
=======================================================================

ASSET MANAGEMENT & CUSTODY BANKS-0.67%

Bank of New York Institutional Capital
  Trust-Series A, Trust Pfd. Capital
  Securities, 7.78%, 12/01/26 (Acquired
  06/12/03; Cost $298,178)(b)(d)                  250,000       259,852
=======================================================================

AUTO PARTS & EQUIPMENT-0.09%

Visteon Corp., Sr. Unsec. Global Notes,
  8.25%, 08/01/10(d)                               40,000        35,800
=======================================================================

BROADCASTING & CABLE TV-5.36%

Clear Channel Communications Inc.,
  Sr. Notes,
  5.50%, 09/15/14(d)                               40,000        30,458
-----------------------------------------------------------------------
  Sr. Unsec. Unsub. Global Notes,
  4.63%, 01/15/08(d)                              750,000       747,203
-----------------------------------------------------------------------
Comcast Cable Communications Holdings Inc.,
  Unsec. Gtd. Global Notes, 9.46%,
  11/15/22(d)                                     440,000       549,859
-----------------------------------------------------------------------
Comcast Holdings Corp., Sr. Gtd. Sub. Notes,
  10.63%, 07/15/12(d)                             485,000       575,676
-----------------------------------------------------------------------
Cox Enterprises, Inc., Sr. Unsec. Notes,
  7.88%, 09/15/10 (Acquired 05/02/07; Cost
  $128,774)(b)(d)                                 120,000       128,124
-----------------------------------------------------------------------
CSC Holdings, Inc.-Series B, Sr. Unsec.
  Notes, 7.63%, 04/01/11(d)                        55,000        54,931
=======================================================================
                                                              2,086,251
=======================================================================

COMMERCIAL PRINTING-0.15%

Quebecor World Capital Corp. (Canada), Sr.
  Notes, 8.75%, 03/15/16 (Acquired 01/11/07;
  Cost $78,800)(b)(d)                              80,000        59,100
=======================================================================

                                               PRINCIPAL
                                                 AMOUNT        VALUE
-----------------------------------------------------------------------


CONSUMER FINANCE-5.73%

Capital One Capital III, Jr. Gtd. Sub. Notes,
  7.69%, 08/15/36(d)                           $  260,000   $   209,165
-----------------------------------------------------------------------
Ford Motor Credit Co. LLC,
  Sr. Unsec. Notes,
  4.95%, 01/15/08(d)                            1,000,000       998,930
-----------------------------------------------------------------------
  6.63%, 06/16/08(d)                              240,000       237,552
-----------------------------------------------------------------------
  8.00%, 12/15/16(d)                              230,000       197,496
-----------------------------------------------------------------------
SLM Corp.,
  Sr. Unsec. Floating Rate Medium Term Notes,
  5.08%, 03/16/09 (Acquired 09/25/07; Cost
  $385,000)(b)(d)(e)                              400,000       388,551
-----------------------------------------------------------------------
  Unsec. Floating Rate Medium Term Notes,
  5.04%, 04/14/08(d)(e)                           200,000       198,552
=======================================================================
                                                              2,230,246
=======================================================================

DISTILLERS & VINTNERS-0.10%

Constellation Brands, Inc., Sr. Gtd. Notes,
  7.25%, 05/15/17 (Acquired 08/08/07; Cost
  $38,300)(b)(d)                                   40,000        37,150
=======================================================================

DIVERSIFIED BANKS-8.20%

Bangkok Bank PCL (Hong Kong), Unsec. Sub.
  Notes, 9.03%, 03/15/29 (Acquired
  04/21/05-05/11/06; Cost $493,483)(b)(d)         400,000       441,556
-----------------------------------------------------------------------
BankAmerica Institutional-Series A, Gtd.
  Trust Pfd. Capital Securities, 8.07%,
  12/31/26 (Acquired 02/15/06-09/26/06; Cost
  $209,596)(b)(d)                                 200,000       208,194
-----------------------------------------------------------------------
BBVA International Preferred S.A. Unipersonal
  (Spain), Jr. Unsec. Gtd. Sub. Notes, 5.92%
  (Acquired 03/22/07; Cost $220,000)(b)(d)(f)     220,000       192,661
-----------------------------------------------------------------------
Centura Capital Trust I, Gtd. Trust Pfd.
  Capital Securities, 8.85%, 06/01/27
  (Acquired 05/22/03; Cost $632,715)(b)(d)        500,000       524,635
-----------------------------------------------------------------------
First Empire Capital Trust I, Gtd. Trust Pfd.
  Capital Securities, 8.23%, 02/01/27(d)          260,000       271,947
-----------------------------------------------------------------------
Lloyds TSB Bank PLC (United Kingdom)-Series
  1, Unsec. Sub. Floating Rate Euro Notes,
  5.13%(d)(e)(f)                                  180,000       145,476
-----------------------------------------------------------------------
Mizuho Financial Group Cayman Ltd. (Cayman
  Islands), Gtd. Sub. Second Tier Euro Bonds,
  8.38%(d)(f)                                     100,000       101,069
-----------------------------------------------------------------------
National Bank of Canada (Canada), Floating
  Rate Euro Deb., 5.56%, 08/29/87(d)(e)           200,000       155,000
-----------------------------------------------------------------------
National Westminster Bank PLC (United
  Kingdom)- Series B, Unsec. Sub. Floating
  Rate Euro Notes, 5.56%(d)(e)(f)                 280,000       215,799
-----------------------------------------------------------------------
NBD Bank N.A. Michigan, Unsec. Sub. Deb.,
  8.25%, 11/01/24(d)                              140,000       161,808
-----------------------------------------------------------------------
RBD Capital S.A. (Luxembourg), Euro Notes,
  6.50%, 08/11/08(d)                              110,000       109,642
-----------------------------------------------------------------------
RBS Capital Trust III, Jr. Gtd. Sub. Trust
  Pfd. Global Notes, 5.51%(d)(f)                  120,000       108,798
-----------------------------------------------------------------------

AIM V.I. Diversified Income Fund


                                               PRINCIPAL
                                                 AMOUNT        VALUE
-----------------------------------------------------------------------
DIVERSIFIED BANKS-(CONTINUED)

Sumitomo Mitsui Banking Corp. (Japan), Sub.
  Second Tier Euro Notes, 8.15%(d)(f)          $  280,000   $   285,773
-----------------------------------------------------------------------
Wachovia Capital Trust V, Jr. Gtd. Sub. Trust
  Pfd. Capital Securities, 7.97%, 06/01/27
  (Acquired 08/08/07; Cost $270,517)(b)(d)        260,000       271,619
=======================================================================
                                                              3,193,977
=======================================================================

DIVERSIFIED COMMERCIAL & PROFESSIONAL
  SERVICES-1.06%

Erac USA Finance Co., Sr. Unsec. Gtd. Notes,
  7.00%, 10/15/37 (Acquired 10/10/07; Cost
  $396,536)(b)(d)                                 400,000       370,416
-----------------------------------------------------------------------
GEO Group, Inc. (The), Sr. Unsec. Global
  Notes, 8.25%, 07/15/13(d)                        40,000        40,500
=======================================================================
                                                                410,916
=======================================================================

DIVERSIFIED METALS & MINING-0.25%

Reynolds Metals Co., Sr. Unsec. Unsub. Medium
  Term Notes, 7.00%, 05/15/09(d)                   94,000        96,225
=======================================================================

ELECTRIC UTILITIES-0.80%

Edison Mission Energy, Sr. Unsec. Global
  Notes, 7.00%, 05/15/17(d)                        80,000        78,800
-----------------------------------------------------------------------
Tenaska Alabama Partners L.P., Sr. Sec.
  Notes, 7.00%, 06/30/21 (Acquired
  05/03/07-05/21/07; Cost $129,588)(b)(d)         124,783       124,471
-----------------------------------------------------------------------
Westar Energy, Inc., Sr. Sec. First Mortgage
  Notes, 7.13%, 08/01/09(d)                       105,000       108,255
=======================================================================
                                                                311,526
=======================================================================

ENVIRONMENTAL & FACILITIES SERVICES-1.23%

Waste Management Inc., Unsec. Deb., 8.75%,
  05/01/18(d)                                     473,000       477,498
=======================================================================

GENERAL MERCHANDISE STORES-0.19%

Pantry, Inc. (The), Sr. Gtd. Sub. Global
  Notes, 7.75%, 02/15/14(d)                        80,000        73,800
=======================================================================

HEALTH CARE SERVICES-0.57%

Orlando Lutheran Towers Inc.,
  Bonds,
  7.75%, 07/01/11(d)                               95,000        94,733
-----------------------------------------------------------------------
  8.00%, 07/01/17(g)(h)                           125,000       126,875
=======================================================================
                                                                221,608
=======================================================================

HOMEBUILDING-1.00%

D.R. Horton, Inc.,
  Sr. Unsec. Gtd. Notes,
  8.00%, 02/01/09(d)                              200,000       195,940
-----------------------------------------------------------------------
  7.88%, 08/15/11(d)                              200,000       194,468
=======================================================================
                                                                390,408
=======================================================================

                                               PRINCIPAL
                                                 AMOUNT        VALUE
-----------------------------------------------------------------------


INTEGRATED OIL & GAS-2.20%

ConocoPhillips, Unsec. Deb., 7.13%,
  03/15/28(d)                                  $  300,000   $   310,290
-----------------------------------------------------------------------
Husky Oil Ltd. (Canada), Unsec. Sub. Yankee
  Capital Securities, 8.90%, 08/15/28(d)          540,000       547,096
=======================================================================
                                                                857,386
=======================================================================

INTEGRATED TELECOMMUNICATION SERVICES-6.16%

Embarq Corp.,
  Sr. Unsec. Notes,
  7.08%, 06/01/16(d)                              150,000       154,606
-----------------------------------------------------------------------
  8.00%, 06/01/36(d)                              380,000       400,311
-----------------------------------------------------------------------
Pacific Bell, Unsec. Deb., 7.38%, 07/15/43(d)     380,000       399,217
-----------------------------------------------------------------------
Southwestern Bell Telephone L.P., Sr. Unsec.
  Unsub. Deb., 7.20%, 10/15/26(d)                 180,000       183,100
-----------------------------------------------------------------------
Verizon Florida Inc.-Series F, Sr. Unsec.
  Deb., 6.13%, 01/15/13(d)                        150,000       157,752
-----------------------------------------------------------------------
Verizon New York Inc., Sr. Unsec. Bonds,
  7.00%, 12/01/33(d)                              180,000       179,248
-----------------------------------------------------------------------
Verizon Virginia Inc.-Series A, Sr. Unsec.
  Global Bonds, 4.63%, 03/15/13(d)                958,000       923,818
=======================================================================
                                                              2,398,052
=======================================================================

INTERNET RETAIL-1.06%

Expedia, Inc., Sr. Unsec. Gtd. Putable Global
  Notes, 7.46%, 08/15/13(d)                       400,000       411,276
=======================================================================

INVESTMENT BANKING & BROKERAGE-2.55%

Bear Stearns Cos. Inc., (The), Floating Rate
  Notes, 5.60%, 07/19/10(d)(e)                    260,000       244,566
-----------------------------------------------------------------------
Dryden Investor Trust, Bonds, 7.16%, 07/23/08
  (Acquired 04/10/06-09/25/07; Cost
  $50,757)(b)(d)                                   50,474        50,560
-----------------------------------------------------------------------
Goldman Sachs Group Inc., Sr. Sub. Global
  Notes, 6.75%, 10/01/37(d)                       140,000       139,171
-----------------------------------------------------------------------
Jefferies Group, Inc., Sr. Unsec. Notes,
  6.45%, 06/08/27(d)                              400,000       377,344
-----------------------------------------------------------------------
Lehman Brothers Holdings Inc.-Series I, Sr.
  Floating Rate Medium Term Notes, 4.91%,
  11/24/08(d)(e)                                   50,000        49,275
-----------------------------------------------------------------------
Morgan Stanley-Series F, Sr. Unsec. Medium
  Term Global Notes, 5.95%, 12/28/17(d)           130,000       130,485
=======================================================================
                                                                991,401
=======================================================================

LIFE & HEALTH INSURANCE-1.03%

Americo Life Inc., Notes, 7.88%, 05/01/13
  (Acquired 04/25/03; Cost $93,875)(b)(d)          95,000       100,650
-----------------------------------------------------------------------
Prudential Holdings, LLC-Series B, Bonds,
  (INS-Financial Security Assurance Inc.)
  7.25%, 12/18/23 (Acquired 01/22/04; Cost
  $307,765)(b)(c)(d)                              260,000       300,118
=======================================================================
                                                                400,768
=======================================================================

METAL & GLASS CONTAINERS-0.37%

Owens-Brockway Glass Container Inc., Sr.
  Unsec. Gtd. Global Notes, 8.25%,
  05/15/13(d)                                     140,000       145,600
=======================================================================

AIM V.I. Diversified Income Fund


                                               PRINCIPAL
                                                 AMOUNT        VALUE
-----------------------------------------------------------------------
,x

MORTGAGE REIT'S-2.05%

iStar Financial Inc.,
  Sr. Unsec. Floating Rate Notes,
  5.51%, 03/03/08(d)(e)                        $  700,000   $   697,550
-----------------------------------------------------------------------
  Sr. Unsec. Notes,
  7.00%, 03/15/08(d)                              100,000       100,388
=======================================================================
                                                                797,938
=======================================================================

MOVIES & ENTERTAINMENT-1.67%

News America Holdings Inc., Sr. Unsec. Gtd.
  Deb., 7.75%, 12/01/45(d)                        380,000       416,104
-----------------------------------------------------------------------
Time Warner Inc., Sr. Unsec. Gtd. Deb.,
  6.50%, 11/15/36(d)                              240,000       234,597
=======================================================================
                                                                650,701
=======================================================================

MULTI-UTILITIES-1.23%

Dominion Capital Trust I, Jr. Unsec. Gtd.
  Sub. Trust Pfd. Capital Securities, 7.83%,
  12/01/27(d)                                     400,000       417,032
-----------------------------------------------------------------------
Dominion Resources, Inc., Sr. Unsec. Notes,
  4.13%, 02/15/08(d)                               61,000        60,921
=======================================================================
                                                                477,953
=======================================================================

OIL & GAS REFINING & MARKETING-0.59%

Premcor Refining Group Inc., (The), Sr.
  Unsec. Global Notes, 9.50%, 02/01/13(d)         220,000       230,701
=======================================================================

OTHER DIVERSIFIED FINANCIAL SERVICES-13.09%

BankAmerica Capital II-Series 2, Jr. Unsec.
  Gtd. Sub. Trust Pfd. Capital Securities,
  8.00%, 12/15/26(d)                              130,000       135,028
-----------------------------------------------------------------------
BankAmerica Capital III, Gtd. Floating Rate
  Trust Pfd. Capital Securities, 5.81%,
  01/15/27(d)(e)                                  410,000       374,977
-----------------------------------------------------------------------
Capmark Financial Group Inc., Sr. Unsec. Gtd.
  Floating Rate Notes, 5.53%, 05/10/10
  (Acquired 09/27/07; Cost $279,000)(b)(d)(e)     300,000       242,088
-----------------------------------------------------------------------
Lazard Group, Sr. Unsec. Global Notes, 6.85%,
  06/15/17(d)                                     210,000       204,855
-----------------------------------------------------------------------
Mantis Reef Ltd. (Cayman Islands), Notes,
  4.69%, 11/14/08 (Acquired 02/23/07; Cost
  $316,109)(b)(d)                                 320,000       321,498
-----------------------------------------------------------------------
Mizuho JGB Investment LLC-Series A, Sub.
  Bonds, 9.87% (Acquired 06/16/04-03/03/06;
  Cost $787,636)(b)(d)(f)                         700,000       714,434
-----------------------------------------------------------------------
NB Capital Trust IV, Jr. Gtd. Sub. Trust Pfd.
  Capital Securities, 8.25%, 04/15/27(d)          470,000       492,414
-----------------------------------------------------------------------
Pemex Finance Ltd. (Mexico)-Series 1999-2,
  Class A1, Global Bonds, 9.69%,
  08/15/09(c)(d)                                  234,500       241,467
-----------------------------------------------------------------------
Regional Diversified Funding (Cayman
  Islands), Sr. Notes, 9.25%, 03/15/30
  (Acquired 01/10/03-09/22/04; Cost
  $525,327)(b)(d)                                 453,889       514,465
-----------------------------------------------------------------------
Regional Diversified Funding (Cayman
  Islands)- Class A-1a, Sr. Sec. Floating
  Rate Notes, 5.41%, 01/25/36 (Acquired
  03/21/05; Cost $419,615)(b)(d)(e)(h)            419,615       403,722
-----------------------------------------------------------------------

                                               PRINCIPAL
                                                 AMOUNT        VALUE
-----------------------------------------------------------------------

OTHER DIVERSIFIED FINANCIAL SERVICES-(CONTINUED)

Residential Capital LLC, Sr. Unsec. Gtd.
  Unsub. Floating Rate Notes, 5.65%,
  06/09/08(d)(e)                               $1,065,000   $   918,563
-----------------------------------------------------------------------
Twin Reefs Pass-Through Trust (Bermuda),
  Floating Rate Pass Through Ctfs., 6.24%
  (Acquired 12/07/04-04/03/06; Cost
  $130,332)(b)(d)(e)(f)(h)                        130,000        84,607
-----------------------------------------------------------------------
Two-Rock Pass-Through Trust (Bermuda),
  Floating Rate Pass Through Ctfs., 5.83%
  (Acquired 11/10/06; Cost
  $220,260)(b)(d)(e)(f)(h)                        220,000        99,275
-----------------------------------------------------------------------
UFJ Finance Aruba AEC (Japan), Gtd. Sub.
  Second Tier Euro Bonds, 8.75%(d)(f)             250,000       253,413
-----------------------------------------------------------------------
Windsor Financing LLC, Sr. Gtd. Notes, 5.88%,
  07/15/17 (Acquired 02/07/06; Cost
  $92,856)(b)(d)                                   92,856        97,882
=======================================================================
                                                              5,098,688
=======================================================================

PAPER PACKAGING-0.54%

Sealed Air Corp., Sr. Unsec. Notes, 5.38%,
  04/15/08 (Acquired 05/18/07; Cost
  $209,572)(b)(d)                                 210,000       210,065
=======================================================================

PAPER PRODUCTS-0.54%

International Paper Co., Notes, 5.13%,
  11/15/12(d)                                      80,000        79,978
-----------------------------------------------------------------------
Mercer International Inc., Sr. Unsec. Global
  Notes, 9.25%, 02/15/13(d)                       140,000       129,500
=======================================================================
                                                                209,478
=======================================================================

PROPERTY & CASUALTY INSURANCE-7.22%

First American Capital Trust I, Gtd. Trust
  Pfd. Capital Securities, 8.50%, 04/15/12(d)     790,000       861,803
-----------------------------------------------------------------------
North Front Pass-Through Trust, Pass Through
  Ctfs., 5.81%, 12/15/24 (Acquired 12/08/04;
  Cost $351,994)(b)(d)                            350,000       335,090
-----------------------------------------------------------------------
Oil Casualty Insurance Ltd. (Bermuda), Unsec.
  Gtd. Deb, 8.00%, 09/15/34 (Acquired
  04/29/05-06/09/05; Cost $352,536)(b)(d)         330,000       341,659
-----------------------------------------------------------------------
Oil Insurance Ltd., Notes, 7.56% (Acquired
  06/15/06; Cost $870,000)(b)(d)(f)               870,000       894,108
-----------------------------------------------------------------------
QBE Capital Funding II L.P. (Australia), Gtd.
  Sub. Bonds, 6.80% (Acquired
  04/25/07-06/29/07; Cost $393,124)(b)(d)(f)      400,000       377,964
=======================================================================
                                                              2,810,624
=======================================================================

REGIONAL BANKS-3.37%

Cullen/Frost Capital Trust I, Jr. Unsec. Gtd.
  Sub. Floating Rate Notes, 6.67%,
  03/01/34(d)(e)                                  600,000       586,536
-----------------------------------------------------------------------
PNC Capital Trust C, Gtd. Floating Rate Trust
  Pfd. Capital Securities, 5.69%,
  06/01/28(d)(e)                                  100,000        88,177
-----------------------------------------------------------------------
Silicon Valley Bank, Unsec. Sub. Notes,
  6.05%, 06/01/17(d)                              480,000       464,050
-----------------------------------------------------------------------
TCF National Bank, Sub. Notes, 5.00%,
  06/15/14(d)                                     175,000       175,376
=======================================================================
                                                              1,314,139
=======================================================================

AIM V.I. Diversified Income Fund


                                               PRINCIPAL
                                                 AMOUNT        VALUE
-----------------------------------------------------------------------

REINSURANCE-1.56%

Reinsurance Group of America, Inc., Jr.
  Unsec. Sub. Deb., 6.75%, 12/15/65(d)         $  380,000   $   345,846
-----------------------------------------------------------------------
Stingray Pass-Through Trust, Pass Through
  Ctfs., 5.90%, 01/12/15 (Acquired
  01/07/05-11/03/05; Cost $493,840)(b)(d)(h)      500,000       262,880
=======================================================================
                                                                608,726
=======================================================================

RESTAURANTS-0.38%

Darden Restaurants Inc., Sr. Unsec. Notes,
  6.20%, 10/15/17(d)                              150,000       149,344
=======================================================================

SPECIALIZED FINANCE-0.28%

CIT Group Inc., Sr. Unsec. Medium Term Global
  Notes, 4.00%, 05/08/08(d)                       110,000       109,434
=======================================================================

SPECIALIZED REIT'S-1.20%

HCP Inc.,
  Sr. Unsec. Floating Rate Medium Term Notes,
  5.44%, 09/15/08(d)(e)                           165,000       164,754
-----------------------------------------------------------------------
  Sr. Unsec. Medium Term Notes,
  6.70%, 01/30/18(d)                              140,000       137,525
-----------------------------------------------------------------------
Health Care REIT Inc., Sr. Unsec. Notes,
  5.88%, 05/15/15(d)                              175,000       165,660
=======================================================================
                                                                467,939
=======================================================================

SPECIALTY CHEMICALS-0.52%

Valspar Corp.,
  Sr. Unsec. Unsub. Notes,
  5.63%, 05/01/12(d)                              100,000       101,223
-----------------------------------------------------------------------
  6.05%, 05/01/17(d)                              100,000       103,157
=======================================================================
                                                                204,380
=======================================================================

STEEL-0.54%

United States Steel Corp.,
  Sr. Unsec. Unsub. Notes,
  6.05%, 06/01/17(d)                              150,000       141,210
-----------------------------------------------------------------------
  6.65%, 06/01/37(d)                               80,000        70,857
=======================================================================
                                                                212,067
=======================================================================

THRIFTS & MORTGAGE FINANCE-1.29%

Countrywide Financial Corp., Unsec. Gtd.
  Unsub. Floating Rate Medium Term Notes,
  5.38%, 01/05/09(d)(e)                           260,000       203,255
-----------------------------------------------------------------------
Washington Mutual, Inc., Floating Rate Ctfs.
  of Deposit, 5.24%, 04/18/08(d)(e)               300,000       300,048
=======================================================================
                                                                503,303
=======================================================================

TRADING COMPANIES & DISTRIBUTORS-1.29%

United Rentals North America, Inc., Sr.
  Unsec. Gtd. Global Notes, 6.50%,
  02/15/12(d)                                      80,000        73,000
-----------------------------------------------------------------------
Western Power Distribution Holdings Ltd.
  (United Kingdom), Sr. Unsec. Unsub. Notes,
  7.38%, 12/15/28 (Acquired
  01/25/05-03/03/05; Cost $428,237)(b)(d)         375,000       429,525
=======================================================================
                                                                502,525
=======================================================================

                                               PRINCIPAL
                                                 AMOUNT        VALUE
-----------------------------------------------------------------------


TRUCKING-1.69%

Roadway Corp., Sr. Sec. Gtd. Global Notes,
  8.25%, 12/01/08(d)                           $  650,000   $   656,799
=======================================================================

WIRELESS TELECOMMUNICATION SERVICES-3.03%

Alamosa Delaware Inc., Sr. Gtd. Global Notes,
  8.50%, 01/31/12(d)                              190,000       198,158
-----------------------------------------------------------------------
Nextel Communications, Inc.-Series D, Sr.
  Gtd. Notes, 7.38%, 08/01/15(d)                  710,000       703,177
-----------------------------------------------------------------------
Sprint Nextel Corp., Unsec. Deb., 9.25%,
  04/15/22(d)                                     235,000       280,261
=======================================================================
                                                              1,181,596
=======================================================================
    Total Bonds & Notes (Cost $33,752,026)                   32,253,583
=======================================================================

U.S. MORTGAGE-BACKED SECURITIES-5.96%

FEDERAL HOME LOAN MORTGAGE CORP.
  (FHLMC)-1.25%

Pass Through Ctfs.,
  8.50%, 03/01/10(d)                                  108           108
-----------------------------------------------------------------------
  6.50%, 05/01/16 to 08/01/32(d)                   23,776        24,597
-----------------------------------------------------------------------
  6.00%, 05/01/17 to 11/01/33(d)                  228,059       232,430
-----------------------------------------------------------------------
  5.50%, 09/01/17(d)                               82,834        84,015
-----------------------------------------------------------------------
  7.00%, 08/01/21(d)                              137,056       143,856
=======================================================================
                                                                485,006
=======================================================================

FEDERAL NATIONAL MORTGAGE ASSOCIATION
  (FNMA)-4.15%

Pass Through Ctfs.,
  7.00%, 02/01/16 to 09/01/32(d)                   44,162        46,402
-----------------------------------------------------------------------
  6.50%, 05/01/16 to 05/01/35(d)                  153,993(i)     159,343
-----------------------------------------------------------------------
  5.00%, 11/01/18(d)                               75,733        75,934
-----------------------------------------------------------------------
  7.50%, 04/01/29 to 10/01/29(d)                  100,990       108,050
-----------------------------------------------------------------------
  8.00%, 04/01/32(d)                                6,213         6,636
-----------------------------------------------------------------------
  Pass Through Ctfs., TBA,
  5.50%, 01/01/23(d)(j)                           697,000       706,039
-----------------------------------------------------------------------
  6.50%, 01/01/38(d)(j)                           499,000       512,956
=======================================================================
                                                              1,615,360
=======================================================================

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
  (GNMA)-0.56%

Pass Through Ctfs.,
  7.50%, 06/15/23(d)                               16,646        17,759
-----------------------------------------------------------------------
  8.50%, 11/15/24(d)                               12,795        13,977
-----------------------------------------------------------------------
  7.00%, 07/15/31 to 08/15/31(d)                    4,440         4,708
-----------------------------------------------------------------------
  6.50%, 11/15/31 to 09/15/32(d)                   34,802        36,087
-----------------------------------------------------------------------
  6.00%, 12/15/31 to 11/15/32(d)                   50,441        51,747
-----------------------------------------------------------------------
  5.50%, 02/15/34(d)                               94,724(i)      95,459
=======================================================================
                                                                219,737
=======================================================================
    Total U.S. Mortgage-Backed Securities
      (Cost $2,313,119)                                       2,320,103
=======================================================================

AIM V.I. Diversified Income Fund


                                               PRINCIPAL
                                                 AMOUNT        VALUE
-----------------------------------------------------------------------

ASSET-BACKED SECURITIES-5.39%

COLLATERALIZED MORTGAGE OBLIGATIONS-0.95%

Federal Home Loan Bank-Series TQ-2015, Class
  A, Pass Through Ctfs., 5.07%, 10/20/15(d)    $  111,427   $   113,818
-----------------------------------------------------------------------
U.S. Bank N.A., Sr. Medium Term Notes, 5.92%,
  05/25/12(d)                                     242,940       254,715
=======================================================================
                                                                368,533
=======================================================================

OTHER DIVERSIFIED FINANCIAL SERVICES-4.44%

Citicorp Lease Pass-Through Trust-Series
  1999-1, Class A2, Pass Through Ctfs.,
  (Acquired 06/01/00- 01/26/06; Cost $
  364,942) 8.04%, 12/15/19 (Acquired
  07/14/00-07/27/05; Cost $781,505)(b)(d)         675,000       778,139
-----------------------------------------------------------------------
Patron's Legacy 2004-1-LILACS-1-Series A,
  Ctfs., 6.67%, 03/04/19 (Acquired 04/30/04;
  Cost $944,341)(b)(g)(h)                         944,341       953,208
=======================================================================
                                                              1,731,347
=======================================================================
    Total Asset-Backed Securities (Cost
      $2,065,522)                                             2,099,880
=======================================================================

MUNICIPAL OBLIGATIONS-2.37%

Blount (County of), Tennessee Health &
  Educational Facilities Board (Asbury Inc.),
  Series 2007 B, Refunding Taxable RB, 7.50%,
  04/01/09(d)                                      70,000        69,298
-----------------------------------------------------------------------
Detroit (City of), Michigan; Series 2005 A-1,
  Taxable Capital Improvement Limited Tax GO,
  (INS-Ambac Assurance Corp.) 4.96%,
  04/01/20(c)(d)                                  130,000       125,253
-----------------------------------------------------------------------
Florida (State of) Development Finance Corp.
  (Palm Bay Academy Inc.); Series 2006 B,
  Taxable RB, 7.50%, 05/15/17(d)                   65,000        64,262
-----------------------------------------------------------------------
Industry (City of), California Urban
  Development Agency (Project 3); Series
  2003, Taxable Allocation RB, (INS-MBIA
  Insurance Corp.) 6.10%, 05/01/24(c)(d)          650,000       664,001
=======================================================================
    Total Municipal Obligations (Cost
      $929,295)                                                 922,814
=======================================================================

U.S. GOVERNMENT AGENCY SECURITIES-2.43%

FEDERAL NATIONAL MORTGAGE ASSOCIATION
  (FNMA)-0.77%

Unsec. Floating Rate Global Notes, 3.90%,
  02/17/09(d)(e)                                  300,000       298,281
=======================================================================

                                               PRINCIPAL
                                                 AMOUNT        VALUE
-----------------------------------------------------------------------


STUDENT LOAN MARKETING ASSOCIATION-1.66%

SLM Corp., Medium Term Notes, 5.05%,
  11/14/14(d)                                  $  400,000   $   336,612
-----------------------------------------------------------------------
SLM Corp., Unsec. Unsub. Floating Rate Medium
  Term Notes, 3.81%, 03/15/10(d)(e)               200,000       180,004
-----------------------------------------------------------------------
SLM Corp., Series A, Medium Term Notes,
  3.63%, 03/17/08(d)                              130,000       129,395
=======================================================================
                                                                646,011
=======================================================================
    Total U.S. Government Agency Securities
      (Cost $978,711)                                           944,292
=======================================================================

                                                 SHARES
PREFERRED STOCKS-5.52%

LIFE & HEALTH INSURANCE-0.38%

Aegon N.V., 6.38% Pfd. (Netherlands)(k)             7,500       148,125
=======================================================================

OFFICE SERVICES & SUPPLIES-1.99%

Pitney Bowes International Holdings
  Inc.,-Series D, 4.85% Pfd. (Acquired
  07/11/07; Cost $771,274)(b)(d)                        8       773,702
=======================================================================

OTHER DIVERSIFIED FINANCIAL SERVICES-2.51%

Auction Pass Through Trust-Series 2007-T2,
  Class A1, 7.95% Pfd. (Acquired 12/14/07;
  Cost $975,000)(b)(g)(h)                              13       977,434
=======================================================================

WIRELESS TELECOMMUNICATION SERVICES-0.64%

Telephone & Data Systems, Inc.-Series A,
  7.60% Pfd.(k)                                    12,000       249,840
=======================================================================
    Total Preferred Stocks (Cost $2,241,274)                  2,149,101
=======================================================================

COMMON STOCKS & OTHER INTERESTS-0.13%

BROADCASTING & CABLE TV-0.13%

Adelphia Communications Corp.
  Sr. Notes 10.88%, 10/01/10-Sub.(k)                   --         9,113
-----------------------------------------------------------------------
Adelphia Recovery Trust-Series ACC-1(k)            87,412         5,900
-----------------------------------------------------------------------
Time Warner Cable, Inc.-Class A(k)                  1,267        34,969
=======================================================================
    Total Common Stocks & Other Interests
      (Cost $85,829)                                             49,982
=======================================================================
TOTAL INVESTMENTS-104.62% (Cost $42,365,776)                 40,739,755
-----------------------------------------------------------------------
OTHER ASSETS LESS LIABILITIES-(4.62)%                        (1,797,624)
-----------------------------------------------------------------------
NET ASSETS-100.00%                                          $38,942,131
_______________________________________________________________________
=======================================================================

Investment Abbreviations:

Ctfs    - Certificates
Deb.    - Debentures
GO      - General Obligation Bonds
Gtd.    - Guaranteed
INS     - Insurer
Jr.     - Junior
LILACS  - Life Insurance and Life Annuities Based Certificates
Pfd.    - Preferred
RB      - Revenue Bonds
REIT    - Real Estate Investment Trust
Sec.    - Secured
Sr.     - Senior
Sub.    - Subordinated
TBA     - To Be Announced
Unsec.  - Unsecured
Unsub.  - Unsubordinated

AIM V.I. Diversified Income Fund

Notes to Schedule of Investments:

(a) Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. and Standard & Poor's.
(b) Security not registered under the Securities Act of 1933, as amended (e.g., the security was purchased in a Rule 144A transaction or a Regulation D transaction). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The Fund has no rights to demand registration of these securities. The aggregate value of these securities at December 31, 2007 was $12,580,651, which represented 32.31% of the Fund's Net Assets. Unless otherwise indicated, these securities are not considered to be illiquid.
(c) Principal and/or interest payments are secured by the bond insurance company listed.
(d) In accordance with the procedures established by the Board of Trustees, security fair valued based on an evaluated quote provided by an independent pricing service. The aggregate value of these securities at December 31, 2007 was $38,234,291, which represented 98.18% of the Fund's Net Assets. See
    Note 1A.
(e) Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on December 31, 2007.
(f) Perpetual bond with no specified maturity date.
(g) Security fair valued in good faith in accordance with the procedures established by the Board of Trustees. The aggregate value of these securities at December 31, 2007 was $2,057,517, which represented 5.28% of the Fund's Net Assets. See Note 1A.
(h) Security considered to be illiquid. The Fund is limited to investing 15% of net assets in illiquid securities at the time of purchase. The aggregate value of these securities considered illiquid at December 31, 2007 was $2,908,001, which represented 7.47% of the Fund's Net Assets.
(i) All or a portion of the principal balance was pledged as collateral to cover margin requirements for open futures contracts. See Note 1M and Note 8.
(j) Security purchased on forward commitment basis. This security is subject to dollar roll transactions. See Note 1J.
(k) Non-income producing security. Acquired as part of the Adelphia Communications bankruptcy reorganization.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM V.I. Diversified Income Fund

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2007

ASSETS:

Investments, at value (Cost $42,365,776)         $40,739,755
------------------------------------------------------------
Foreign currencies, at value (Cost $1,215)             1,224
------------------------------------------------------------
Receivables for:
  Investments sold                                 2,333,800
------------------------------------------------------------
  Variation margin                                    49,094
------------------------------------------------------------
  Fund shares sold                                       921
------------------------------------------------------------
  Dividends and Interest                             493,922
------------------------------------------------------------
  Fund expenses absorbed                               3,986
------------------------------------------------------------
Investment for trustee deferred compensation
  and retirement plans                                46,425
------------------------------------------------------------
Other assets                                           2,325
============================================================
    Total assets                                  43,671,452
____________________________________________________________
============================================================

LIABILITIES:

Payables for:
  Investments purchased                            3,552,323
------------------------------------------------------------
  Fund shares reacquired                              36,279
------------------------------------------------------------
  Amount due custodian                                47,446
------------------------------------------------------------
  Trustee deferred compensation and retirement
    plans                                             53,371
------------------------------------------------------------
  Unrealized depreciation on swap agreements         702,590
------------------------------------------------------------
  Premiums received on swap agreements               267,562
------------------------------------------------------------
Accrued administrative services fees                  18,086
------------------------------------------------------------
Accrued distribution fees -- Series II                   809
------------------------------------------------------------
Accrued trustees' and officer's fees and
  benefits                                               423
------------------------------------------------------------
Accrued transfer agent fees                              702
------------------------------------------------------------
Accrued operating expenses                            49,730
============================================================
    Total liabilities                              4,729,321
============================================================
Net assets applicable to shares outstanding      $38,942,131
____________________________________________________________
============================================================

NET ASSETS CONSIST OF:

Shares of beneficial interest                    $56,692,849
------------------------------------------------------------
Undistributed net investment income                2,561,896
------------------------------------------------------------
Undistributed net realized gain (loss)           (18,001,766)
------------------------------------------------------------
Unrealized appreciation (depreciation)            (2,310,848)
============================================================
                                                 $38,942,131
____________________________________________________________
============================================================

NET ASSETS:

Series I                                         $38,336,449
____________________________________________________________
============================================================
Series II                                        $   605,682
____________________________________________________________
============================================================

SHARES OUTSTANDING, $0.001 PAR VALUE PER SHARE,
  UNLIMITED NUMBER OF SHARES AUTHORIZED:

Series I                                           4,915,091
____________________________________________________________
============================================================
Series II                                             78,267
____________________________________________________________
============================================================
Series I:
  Net asset value per share                      $      7.80
____________________________________________________________
============================================================
Series II:
  Net asset value per share                      $      7.74
____________________________________________________________
============================================================

STATEMENT OF OPERATIONS

For the year ended December 31, 2007

INVESTMENT INCOME:

Interest                                          $ 2,862,582
-------------------------------------------------------------
Dividends                                              73,806
-------------------------------------------------------------
Dividends from affiliated money market funds           15,384
=============================================================
    Total investment income                         2,951,772
=============================================================

EXPENSES:

Advisory fees                                         260,883
-------------------------------------------------------------
Administrative services fees                          127,458
-------------------------------------------------------------
Custodian fees                                         22,570
-------------------------------------------------------------
Distribution fees -- Series II                          1,675
-------------------------------------------------------------
Transfer agent fees                                     7,783
-------------------------------------------------------------
Trustees' and officer's fees and benefits              17,772
-------------------------------------------------------------
Professional services fees                             49,088
-------------------------------------------------------------
Other                                                  23,165
=============================================================
    Total expenses                                    510,394
=============================================================
Less: Fees waived and expense offset
  arrangement(s)                                     (182,810)
=============================================================
    Net expenses                                      327,584
=============================================================
Net investment income                               2,624,188
=============================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM:

Net realized gain (loss) from:
  Investment securities (includes net gains
    (losses) from securities sold to affiliates
    of $(2,612))                                     (195,230)
-------------------------------------------------------------
  Foreign currencies                                    2,502
-------------------------------------------------------------
  Foreign currency contracts                            9,143
-------------------------------------------------------------
  Futures contracts                                  (236,911)
-------------------------------------------------------------
  Swap agreements                                     142,390
=============================================================
                                                     (278,106)
=============================================================
Change in net unrealized appreciation
  (depreciation) of:
  Investment securities                            (1,147,051)
-------------------------------------------------------------
  Foreign currencies                                       41
-------------------------------------------------------------
  Foreign currency contracts                           (3,937)
-------------------------------------------------------------
  Futures contracts                                   309,256
-------------------------------------------------------------
  Swap agreements                                    (700,819)
=============================================================
                                                   (1,542,510)
=============================================================
Net realized and unrealized gain (loss)            (1,820,616)
=============================================================
Net increase in net assets resulting from
  operations                                      $   803,572
_____________________________________________________________
=============================================================

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM V.I. Diversified Income Fund

STATEMENT OF CHANGES IN NET ASSETS

For the years ended December 31, 2007 and 2006

                                                                 2007           2006
----------------------------------------------------------------------------------------
OPERATIONS:

Net investment income                                         $ 2,624,188    $ 2,813,644
----------------------------------------------------------------------------------------
Net realized gain (loss)                                         (278,106)      (153,102)
----------------------------------------------------------------------------------------
Change in net unrealized appreciation (depreciation)           (1,542,510)      (511,132)
========================================================================================
  Net increase in net assets resulting from operations            803,572      2,149,410
========================================================================================
Distributions to shareholders from net investment income:
Series I                                                       (2,880,489)    (2,878,667)
----------------------------------------------------------------------------------------
Series ll                                                         (43,745)       (41,567)
----------------------------------------------------------------------------------------
  Decrease in net assets resulting from distributions          (2,924,234)    (2,920,234)
========================================================================================
Share transactions-net:
Series l                                                       (6,318,959)    (7,560,790)
----------------------------------------------------------------------------------------
Series ll                                                         (74,221)      (179,546)
----------------------------------------------------------------------------------------
  Net increase (decrease) in net assets resulting from share
    transactions                                               (6,393,180)    (7,740,336)
========================================================================================
  Net increase (decrease) in net assets                        (8,513,842)    (8,511,160)
========================================================================================

NET ASSETS:

Beginning of year                                              47,455,973     55,967,133
========================================================================================
End of year (including undistributed net investment income
  of $2,561,896 and $2,853,143, respectively)                 $38,942,131    $47,455,973
________________________________________________________________________________________
========================================================================================

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM V.I. Diversified Income Fund

NOTES TO FINANCIAL STATEMENTS

December 31, 2007

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM V.I. Diversified Income Fund (the "Fund") is a series portfolio of AIM Variable Insurance Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of twenty separate portfolios, (each constituting a "Fund"). The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies ("variable products"). Matters affecting each Fund or class will be voted on exclusively by the shareholders of such Fund or class. Current Securities and Exchange Commission ("SEC") guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each Fund or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.

    The Fund's investment objective is to achieve a high level of current income.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy.

       Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations, including commercial paper, having 60 days or less to maturity are recorded at amortized cost which approximates value. Debt securities are subject to interest rate and credit risks. In addition, all debt securities involve some risk of default with respect to interest and/or principal payments.

       A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

       Swap agreements are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end of day net present values, spreads, ratings, industry, and company performance.

       Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and may make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economical upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

       Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices.

       Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value.

       Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer's assets, general economic conditions, interest rates, investor perceptions and market liquidity.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

       Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.

AIM V.I. Diversified Income Fund


       The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds as received are included in the Statement of Operations as realized gain/loss for investments no longer held and as unrealized gain/loss for investments still held.

       Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain
     (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.

       The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. COUNTRY DETERMINATION -- For the purposes of making investment selection decisions and presentation in the Schedule of Investments, AIM may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer's securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America unless otherwise noted.

D. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid to separate accounts of participating insurance companies annually and recorded on ex-dividend date.

E. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund's taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

       The Fund files tax returns in the U.S. federal jurisdiction and certain other jurisdictions. Generally the Fund is subject to examinations by such taxing authorities for tax periods after 2003.

F. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.

G. ACCOUNTING ESTIMATES -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates.

H. INDEMNIFICATIONS -- Under the Trust's organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust's investment manager) is indemnified against certain liabilities that may arise out of performance of their duties to the Fund.

       Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I. LOWER-RATED SECURITIES -- The Fund may invest in lower-quality debt securities, i.e., "junk bonds". Investments in lower-rated securities or unrated securities of comparable quality tend to be more sensitive to economic conditions than higher rated securities. Junk bonds involve a greater risk of default by the issuer because such securities are generally unsecured and are often subordinated to other creditors' claims.

J. DOLLAR ROLL AND FORWARD COMMITMENT TRANSACTIONS -- The Fund may engage in dollar roll and forward commitment transactions with respect to mortgage-backed securities issued by GNMA, FNMA and FHLMC. These transactions are often conducted on a to be announced ("TBA") basis. In a TBA mortgage-backed transaction, the seller does not specify the particular securities to be delivered. Rather, a Fund agrees to accept any security that meets specified terms, such as an agreed upon issuer, coupon rate and terms of the underlying mortgages. TBA mortgage-backed transactions generally settle once a month on a specific date.

       In a dollar roll transaction, the Fund sells a mortgage-backed security held in the Fund to a financial institution such as a bank or broker-dealer, and simultaneously agrees to purchase a substantially similar security (same type, coupon and maturity) from the institution at an agreed upon price and future date. The mortgage-backed securities to be purchased will bear the same coupon as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories. Based on the typical structure of dollar roll transactions by the Fund, the dollar roll transactions are accounted for as financing transactions in which the Fund receives compensation as either a "fee" or a "drop". "Fee" income which is agreed upon amongst the parties at the commencement of the dollar roll and the "drop" which is the difference between the selling price and the repurchase price of the mortgage-backed securities are amortized to income. During the period between the sale and purchase settlement dates, the Fund will not be entitled to receive interest and principal payments on securities purchased and not yet settled. Proceeds of the sale may be invested in short-term instruments, and the income from these investments, together with any additional fee income received on the sale, could generate income for the Fund exceeding the yield on the security sold. Dollar roll transactions are considered borrowings under the 1940 Act.

AIM V.I. Diversified Income Fund


       Forward commitment transactions involve commitments by the Fund to acquire or sell TBA mortgage-backed securities from a financial institution, such as a bank or broker-dealer at a specified future date and amount. The TBA mortgage-backed security is marked to market until settlement and the unrealized appreciation or depreciation is recorded in the statement of operations.

       At the time the Fund enters into the dollar roll or forward commitment transaction, mortgage-backed securities or other liquid assets held by the Fund having a dollar value equal to the purchase price or in an amount sufficient to honor the forward commitment will be segregated.

       Dollar roll transactions involve the risk that the market value of the securities retained by the Fund may decline below the price of the securities that the Fund has sold but is obligated to purchase under the agreement. In the event that the buyer of securities in a dollar roll transaction files for bankruptcy or becomes insolvent, the Fund's use of the proceeds from the sale of the securities may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to purchase the securities. The return earned by the Fund with the proceeds of the dollar roll transaction may not exceed the return on the securities sold.

       Forward commitment transactions involve the risk that a counter-party to the transaction may fail to complete the transaction. If this occurs, the Fund may lose the opportunity to purchase or sell the security at the agreed upon price. Settlement dates of forward commitment transactions may be a month or more after entering into these transactions and as a result the market values of the securities may vary from the purchase or sale prices. Therefore, forward commitment transactions may increase the Fund's overall interest rate exposure.

K. FOREIGN CURRENCY TRANSLATIONS -- Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (i) sales of foreign currencies, (ii) currency gains or losses realized between the trade and settlement dates on securities transactions, and (iii) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

       The Fund may invest in foreign securities which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Taxes are accrued based on the Fund's current interpretation of tax regulations and rates that exist in the foreign markets in which the Fund invests.

L. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. Fluctuations in the value of these contracts are recorded as unrealized appreciation (depreciation) until the contracts are closed. When these contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations. The Fund could be exposed to risk, which may be in excess of the amount reflected in the Statement of Assets and Liabilities, if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

M.   FUTURES CONTRACTS -- The Fund may purchase or sell futures contracts.

       Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities as collateral for the account of the broker (the Fund's agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contracts at the end of each day's trading. Variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund's basis in the contract. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.

N. SWAP AGREEMENTS -- The Fund may enter into various swap transactions, including interest rate, index, currency exchange rate and credit default swap contracts ("CDS") for investment purposes or to manage interest rate, currency or credit risk.

       Interest rate, index, and currency exchange rate swap agreements are two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index.

       A CDS is an agreement between two parties ("Counterparties") to exchange the credit risk of an issuer. A buyer of a CDS is said to buy protection by paying an upfront payment and/or a fixed payment over the life of the agreement to the seller of the CDS. If a defined credit event occurs (such as payment default or bankruptcy), the Fund as a protection buyer would cease paying its fixed payment, the Fund would deliver the corresponding bonds, or other similar bonds issued by the same reference entity to the seller, and the seller would pay the full notional value, or the "par value", of the referenced obligation to the Fund. A seller of a CDS is said to sell protection and thus would receive an upfront payment and/or a fixed payment over the life of the agreement. If a credit event occurs, the Fund as a protection seller would cease to receive the fixed payment stream, the Fund would pay the buyer the full notional value of the referenced obligation, and the Fund would receive the corresponding bonds or similar bonds issued by the same

AIM V.I. Diversified Income Fund

     reference entity. If no credit event occurs, the Fund receives the fixed payment over the life of the agreement. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the CDS. Because the CDS is a bilateral agreement between Counterparties, the transaction can alternatively be settled by a cash payment in the case of a credit event.

       Changes in the value of swap agreements are recognized as unrealized gains (losses) in the Statement of Operations by "marking to market" on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Statement of Assets and Liabilities and may be referred to as upfront payments. The Fund amortizes upfront payments and/or accrues for the fixed payment stream on swap agreements on a daily basis with the net amount, recorded as a component of realized gain (loss) on the Statement of Operations. A liquidation payment received or made at the termination of a swap agreement is recorded as realized gain (loss) on the Statement of Operations. The Fund segregates liquid securities having a value at least equal to the amount of the potential obligation of a Fund under any swap transaction. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and counterparty risk in excess of amounts recognized on the Statement of Assets and Liabilities.

O. COLLATERAL -- To the extent the Fund has pledged or segregated a security as collateral and that security is subsequently sold, it is the Fund's practice to replace such collateral no later than the next business day.

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM based on the annual rate of the Fund's average daily net assets as follows:

AVERAGE NET ASSETS                                            RATE
-------------------------------------------------------------------
First $250 million                                            0.60%
-------------------------------------------------------------------
Over $250 million                                             0.55%
 __________________________________________________________________
===================================================================


    AIM has contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual operating expenses (excluding certain items discussed below) of Series I shares to 0.75% and Series II shares to 1.00% of average daily net assets, through at least April 30, 2009. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the net annual operating expenses to exceed the numbers reflected above: (i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary items; (v) expenses related to a merger or reorganization, as approved by the Fund's Board of Trustees; and (vi) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, in addition to the expense reimbursement arrangement with Invesco Ltd. ("Invesco") described more fully below, the expense offset arrangements from which the Fund may benefit are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. These credits are used to pay certain expenses incurred by the Fund.

    Further, effective July 1, 2007, AIM has contractually agreed, through at least April 30, 2009, to waive 100% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds. Prior to July 1, 2007, AIM had voluntarily agreed to waive 25% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds.

    For the year ended December 31, 2007, AIM waived advisory fees of $181,597.

    At the request of the Trustees of the Trust, Invesco agreed to reimburse expenses incurred by the Fund in connection with market timing matters in the AIM Funds, which may include legal, audit, shareholder reporting, communications and trustee expenses. For the year ended December 31, 2007, Invesco did not reimburse any expenses.

    The Trust has entered into a master administrative services agreement with AIM pursuant to which the Fund has agreed to pay AIM a fee for costs incurred in providing accounting services and fund administrative services to the Fund and to reimburse AIM for administrative services fees paid to insurance companies that have agreed to provide services to the participants of separate accounts. These administrative services provided by the insurance companies may include, among other things: the printing of prospectuses, financial reports and proxy statements and the delivery of the same to existing participants; the maintenance of master accounts; the facilitation of purchases and redemptions requested by the participants; and the servicing of participants' accounts. Pursuant to such agreement, for the year ended December 31, 2007, AIM was paid $50,000 for accounting and fund administrative services and reimbursed $77,458 for services provided by insurance companies.

    The Trust has entered into a transfer agency and service agreement with AIM Investment Services, Inc. ("AIS") pursuant to which the Fund has agreed to pay AIS a fee for providing transfer agency and shareholder services to the Fund and reimburse AIS for certain expenses incurred by AIS in the course of providing such services. For the year ended December 31, 2007, expenses incurred under the agreement are shown in the Statement of Operations as transfer agent fees.

    The Trust has entered into a master distribution agreement with A I M Distributors, Inc. ("ADI") to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Series II shares (the "Plan"). The Fund, pursuant to the Plan, pays ADI compensation at the annual rate of 0.25% of the Fund's average daily net assets of Series II shares. Of the Plan payments, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. For the year ended December 31, 2007, expenses incurred under the Plan are detailed in the Statement of Operations as distribution fees.

    Certain officers and trustees of the Trust are officers and directors of AIM, AIS and/or ADI.

AIM V.I. Diversified Income Fund

NOTE 3--INVESTMENTS IN AFFILIATES

The Fund is permitted, pursuant to procedures approved by the Board of Trustees, to invest daily available cash balances in affiliated money market funds. The Fund and the money market funds below have the same investment advisor and therefore, are considered to be affiliated. The table below shows the transactions in and earnings from investments in affiliated money market funds for the year ended December 31, 2007. During the period each investment maintained a $1.00 net asset value, as such there is no realized gain/(loss) and no change in unrealized appreciation/(depreciation).

                               VALUE          PURCHASES          PROCEEDS            VALUE        DIVIDEND
FUND                         12/31/06          AT COST          FROM SALES         12/31/07        INCOME
-----------------------------------------------------------------------------------------------------------
Liquid Assets
  Portfolio-Institutional
  Class                      $119,019        $ 7,598,444       $ (7,717,463)        $   --         $ 7,703
-----------------------------------------------------------------------------------------------------------
Premier Portfolio
  -Institutional Class        119,019          7,598,444         (7,717,463)            --           7,681
===========================================================================================================
  Total Investments in
    Affiliates               $238,038        $15,196,888       $(15,434,926)        $   --         $15,384
___________________________________________________________________________________________________________
===========================================================================================================

NOTE 4--SECURITY TRANSACTIONS WITH AFFILIATED FUNDS

The Fund is permitted to purchase or sell securities from or to certain other AIM Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment advisor (or affiliated investment advisors), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the year ended December 31, 2007, the Fund engaged in securities sales of $530,093, which resulted in net realized gains (losses) of $(2,612).

NOTE 5--EXPENSE OFFSET ARRANGEMENT

The expense offset arrangement is comprised of custodian credits which result from periodic overnight cash balances at the custodian. For the year ended December 31, 2007, the Fund received credits from this arrangement, which resulted in the reduction of the Fund's total expenses of $1,213.

NOTE 6--TRUSTEES' AND OFFICER'S FEES AND BENEFITS

"Trustees' and Officer's Fees and Benefits" include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and "Trustees' and Officer's Fees and Benefits" also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. "Trustees' and Officer's Fees and Benefits" include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

    During the year ended December 31, 2007, the Fund paid legal fees of $3,652 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 7--BORROWINGS

Pursuant to an exemptive order from the SEC, the Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. A loan will be secured by collateral if the Fund's aggregate borrowings from all sources exceeds 10% of the Fund's total assets. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan.

    The Fund is a party to an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000, or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM, which are parties to the credit facility, can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan.

    During the year ended December 31, 2007, the Fund did not borrow or lend under the interfund lending facility or borrow under the uncommitted unsecured revolving credit facility.

    Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and AIM, not to exceed the contractually agreed upon rate.

AIM V.I. Diversified Income Fund

NOTE 8--FUTURES CONTRACTS

On December 31, 2007, $187,663 principal amount of U.S. mortgage-backed obligations were pledged as collateral to cover margin requirements for open futures contracts.

                                          OPEN FUTURES CONTRACTS AT PERIOD END
-------------------------------------------------------------------------------------------------------------------------
                                                                                                             UNREALIZED
                                                              NUMBER OF      MONTH/           VALUE         APPRECIATION
CONTRACT                                                      CONTRACTS    COMMITMENT       12/31/07       (DEPRECIATION)
-------------------------------------------------------------------------------------------------------------------------
U.S. Treasury 2 Year Notes                                        7        Mar-08/Long     $ 1,471,750        $  5,016
-------------------------------------------------------------------------------------------------------------------------
U.S. Treasury 5 Year Notes                                       22        Mar-08/Long       2,426,188          14,396
-------------------------------------------------------------------------------------------------------------------------
U.S. Treasury 10 Year Notes                                      28        Mar-08/Long       3,174,937          27,671
-------------------------------------------------------------------------------------------------------------------------
U.S. Treasury 30 Year Bond                                       38        Mar-08/Long       4,422,250         (29,328)
=========================================================================================================================
                                                                                           $11,495,125        $ 17,755
_________________________________________________________________________________________________________________________
=========================================================================================================================

NOTE 9--CREDIT DEFAULT SWAP AGREEMENTS

                                      OPEN CREDIT DEFAULT SWAP AGREEMENTS AT PERIOD-END
------------------------------------------------------------------------------------------------------------------------------
                                                                                                    NOTIONAL      UNREALIZED
                                                        BUY/SELL     (PAY)/RECEIVE    EXPIRATION     AMOUNT      APPRECIATION
COUNTERPARTY                 REFERENCE ENTITY          PROTECTION     FIXED RATE         DATE        (000)      (DEPRECIATION)
------------------------------------------------------------------------------------------------------------------------------
Lehman Bros. Special
  Financing Inc.        CDX.NA.IG.75                      Sell         0.75%(a)        06/20/12      $2,000       $ (42,103)
------------------------------------------------------------------------------------------------------------------------------
Lehman Bros. Special
  Financing Inc.        CDX.NA.IG.HVOL.8                  Sell         0.75%(b)        06/20/12       9,500        (387,514)
------------------------------------------------------------------------------------------------------------------------------
Lehman Bros. Special
  Financing Inc.        MBIA Inc.                         Sell           1.90%         09/20/08       1,200         (66,455)
------------------------------------------------------------------------------------------------------------------------------
Lehman Bros. Special
  Financing Inc.        Residential Capital, LLC          Sell           6.80%         09/20/08         200         (30,143)
------------------------------------------------------------------------------------------------------------------------------
Lehman Bros. Special
  Financing Inc.        Residential Capital, LLC          Sell         5.00%(c)        03/20/08         225          (6,752)
------------------------------------------------------------------------------------------------------------------------------
Lehman Bros. Special
  Financing Inc.        Residential Capital, LLC          Sell           2.75%         09/20/08         125         (21,709)
------------------------------------------------------------------------------------------------------------------------------
Merrill Lynch
  International         CIT Group Inc.                    Sell           2.50%         09/20/08         100          (1,539)
------------------------------------------------------------------------------------------------------------------------------
Merrill Lynch
  International         CIT Group Inc.                    Sell           2.40%         09/20/08         230          (3,702)
------------------------------------------------------------------------------------------------------------------------------
Merrill Lynch
  International         Lehman Bros. Holdings Inc.        Sell           0.90%         09/20/08         430          (2,138)
------------------------------------------------------------------------------------------------------------------------------
Morgan Stanley & Co.
  International PLC     CDX.NA.IG.HVOL.9                  Sell         1.40%(d)        12/20/12       4,000        (114,987)
------------------------------------------------------------------------------------------------------------------------------
UBS A.G                 United Parcel Service, Inc.        Buy          (0.26)%        12/20/17         400           4,328
------------------------------------------------------------------------------------------------------------------------------
UBS A.G                 AMBAC Financial Group, Inc.       Sell           5.10%         12/20/08         230          (7,065)
------------------------------------------------------------------------------------------------------------------------------
UBS A.G                 AMBAC Financial Group, Inc.       Sell          11.00%         12/20/08         410           9,406
------------------------------------------------------------------------------------------------------------------------------
UBS A.G                 AMBAC Financial Group, Inc.       Sell           2.30%         12/20/08         470         (26,406)
------------------------------------------------------------------------------------------------------------------------------
UBS A.G                 AMBAC Financial Group, Inc.       Sell           6.75%         12/20/08         230          (3,614)
------------------------------------------------------------------------------------------------------------------------------
UBS A.G                 Pulte Homes, Inc.                 Sell           4.20%         12/20/08         470          (2,197)
==============================================================================================================================
  Total Credit Default
    Swap Agreements                                                                                               $(702,590)
______________________________________________________________________________________________________________________________
==============================================================================================================================

(a)  Unamortized premium at period-end of $79,551.
(b)  Unamortized premium at period-end of $190,337.
(c)  Unamortized premium at period-end of $8,589.
(d)  Unamortized discount at period-end of $10,915.

AIM V.I. Diversified Income Fund

NOTE 10--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS

DISTRIBUTIONS TO SHAREHOLDERS:



The tax character of distributions paid during the years ended December 31, 2007 and 2006 was as follows:

                                                                 2007          2006
--------------------------------------------------------------------------------------
Distributions paid from ordinary income                       $2,924,234    $2,920,234
______________________________________________________________________________________
======================================================================================


TAX COMPONENTS OF NET ASSETS:



As of December 31, 2007, the components of net assets on a tax basis were as follows:

                                                                    2007
----------------------------------------------------------------------------
Undistributed ordinary income                                   $  1,902,734
----------------------------------------------------------------------------
Net unrealized appreciation (depreciation) -- investments         (1,628,731)
----------------------------------------------------------------------------
Temporary book/tax differences                                       (46,173)
----------------------------------------------------------------------------
Capital loss carryforward                                        (17,978,548)
----------------------------------------------------------------------------
Shares of beneficial interest                                     56,692,849
============================================================================
  Total net assets                                              $ 38,942,131
____________________________________________________________________________
============================================================================


    The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's net unrealized appreciation (depreciation) difference is attributable primarily to the realization of unrealized gains on certain futures contracts and swaps, treatment of partnership investments, and the deferral of losses on wash sales. The tax-basis net unrealized appreciation (depreciation) on investments amount includes appreciation on foreign currencies of $(9).

    The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

    Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

    The Fund has a capital loss carryforward as of December 31, 2007 which expires as follows:

                                                                CAPITAL LOSS
EXPIRATION                                                      CARRYFORWARD*
-----------------------------------------------------------------------------
December 31, 2008                                                $ 4,437,761
-----------------------------------------------------------------------------
December 31, 2009                                                  6,105,069
-----------------------------------------------------------------------------
December 31, 2010                                                  6,879,053
-----------------------------------------------------------------------------
December 31, 2014                                                    341,884
-----------------------------------------------------------------------------
December 31, 2015                                                    214,781
=============================================================================
Total capital loss carryforward                                  $17,978,548
_____________________________________________________________________________
=============================================================================

* Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

NOTE 11--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended December 31, 2007 was $28,866,298 and $34,042,733, respectively.

 UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENT SECURITIES ON A TAX BASIS

Aggregate unrealized appreciation of investment securities      $   191,571
---------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities     (1,820,311)
===========================================================================
Net unrealized appreciation (depreciation) of investment
  securities                                                    $(1,628,740)
___________________________________________________________________________
===========================================================================
Cost of investments for tax purposes is $42,368,495.

NOTE 12--RECLASSIFICATION OF PERMANENT DIFFERENCES

Primarily as a result of differing book/tax treatment of foreign currency transactions, foreign future transactions, paydowns on mortgage backed securities, partnership transactions, dollar roll transactions, credit default swap transactions, and capital loss carryforward expirations, on December 31, 2007, undistributed net investment income was increased by $8,799, undistributed net realized gain (loss) was increased by $2,573,864 and shares of beneficial interest decreased by $2,582,663. This reclassification had no effect on the net assets of the Fund.

AIM V.I. Diversified Income Fund

NOTE 13--SHARE INFORMATION

                                           CHANGES IN SHARES OUTSTANDING
--------------------------------------------------------------------------------------------------------------------
                                                                                    YEAR ENDED
                                                                                   DECEMBER 31,
                                                              ------------------------------------------------------
                                                                       2007(A)                        2006
                                                              --------------------------    ------------------------
                                                                SHARES         AMOUNT        SHARES        AMOUNT
--------------------------------------------------------------------------------------------------------------------
Sold:
  Series I                                                        731,982    $ 6,147,850      305,992    $ 2,591,467
--------------------------------------------------------------------------------------------------------------------
  Series II                                                         6,451         53,596       12,578        106,190
====================================================================================================================
Issued as reinvestment of dividends:
  Series I                                                        370,719      2,880,489      345,164      2,878,667
--------------------------------------------------------------------------------------------------------------------
  Series II                                                         5,674         43,745        5,026         41,567
====================================================================================================================
Reacquired:
  Series I                                                     (1,834,796)   (15,347,298)   (1,533,737)  (13,030,924)
--------------------------------------------------------------------------------------------------------------------
  Series II                                                       (20,652)      (171,562)     (38,705)      (327,303)
====================================================================================================================
                                                                 (740,622)   $(6,393,180)    (903,682)   $(7,740,336)
____________________________________________________________________________________________________________________
====================================================================================================================

(a) There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate they own 75% of the outstanding shares of the Fund. The Fund and the Fund's principal underwriter or advisor, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, AIM and/or AIM affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, AIM and or AIM affiliates including but not limited to services such as, securities brokerage, third party record keeping and account servicing and administrative services. The Trust has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

NOTE 14--SIGNIFICANT EVENT

At a meeting held on December 13, 2007, the Board of Trustees of Trust approved certain proposals to be presented for shareholder approval at a special meeting of the shareholders of the Trust intended to be held on February 29, 2008 (the "Special Meeting"). At the Special Meeting, shareholders of record as of the close of business on November 30, 2007, are entitled to vote their respective shares on several proposals that including, among others the following proposal(s).

    New proposed sub-advisory agreement between A I M Advisors, Inc. ("AIM") and each of AIM Funds Management Inc., Invesco Asset Management Deutschland, GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Global Asset Management (N.A.), Inc., Invesco Hong Kong Limited, Invesco Institutional (N.A.), Inc. and Invesco Senior Secured Management, Inc. (collectively, the "Affiliated Sub-Advisers") (the "New Sub-advisory Arrangements"). This proposal is intended to benefit the Fund and its shareholders by permitting AIM to utilize the additional resources and talent of these affiliated sub-advisers in managing the Fund. Because AIM would pay all of the sub-advisory fees of the sub-advisers, the new sub-advisory arrangements would not affect the fees the Fund pays pursuant to the advisory agreement. If approved by shareholders, the New Sub-advisory Arrangements are expected to become effective on or about May 1, 2008.

AIM V.I. Diversified Income Fund


NOTE 15--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                     SERIES I
                                                              ------------------------------------------------------
                                                                             YEAR ENDED DECEMBER 31,
                                                              ------------------------------------------------------
                                                               2007          2006       2005       2004       2003
--------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $  8.28       $  8.43    $  8.74    $  8.82    $  8.60
--------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income(a)                                       0.51          0.46       0.40       0.36       0.42
--------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                 (0.37)        (0.08)     (0.15)      0.08       0.37
====================================================================================================================
    Total from investment operations                             0.14          0.38       0.25       0.44       0.79
====================================================================================================================
Less dividends from net investment income                       (0.62)        (0.53)     (0.56)     (0.52)     (0.57)
====================================================================================================================
Net asset value, end of period                                $  7.80       $  8.28    $  8.43    $  8.74    $  8.82
____________________________________________________________________________________________________________________
====================================================================================================================
Total return(b)                                                  1.72%         4.48%      2.90%      5.03%      9.24%
____________________________________________________________________________________________________________________
====================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $38,336       $46,743    $55,065    $65,069    $71,860
____________________________________________________________________________________________________________________
====================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                 0.75%(c)      0.75%      0.89%      1.01%      0.95%
--------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements              1.17%(c)      1.10%      1.08%      1.01%      0.95%
____________________________________________________________________________________________________________________
====================================================================================================================
Ratio of net investment income to average net assets             6.04%(c)      5.47%      4.54%      4.01%      4.71%
____________________________________________________________________________________________________________________
====================================================================================================================
Portfolio turnover rate                                            67%           78%        92%       113%       153%
____________________________________________________________________________________________________________________
====================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.
(c)  Ratios are based on average daily net assets of $42,810,310.

                                                                                SERIES II
                                                              ----------------------------------------------
                                                                         YEAR ENDED DECEMBER 31,
                                                              ----------------------------------------------
                                                               2007         2006     2005     2004     2003
------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $  8.21       $8.36    $8.67    $8.78    $8.58
------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income(a)                                       0.48       0.44     0.38     0.33      0.40
------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                 (0.36)      (0.09)   (0.15)   0.08      0.37
============================================================================================================
    Total from investment operations                             0.12       0.35     0.23     0.41      0.77
============================================================================================================
Less dividends from net investment income                       (0.59)      (0.50)   (0.54)   (0.52)   (0.57)
============================================================================================================
Net asset value, end of period                                $  7.74       $8.21    $8.36    $8.67    $8.78
____________________________________________________________________________________________________________
============================================================================================================
Total return(b)                                                  1.51%      4.17%    2.67%    4.69%     9.02%
____________________________________________________________________________________________________________
============================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $   606       $713     $902     $980     $ 762
____________________________________________________________________________________________________________
============================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                 1.00%(c)   1.00%    1.14%    1.26%     1.20%
------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements              1.42%(c)   1.35%    1.33%    1.26%     1.20%
____________________________________________________________________________________________________________
============================================================================================================
Ratio of net investment income to average net assets             5.79%(c)   5.22%    4.29%    3.76%     4.46%
____________________________________________________________________________________________________________
============================================================================================================
Portfolio turnover rate                                            67%        78%      92%     113%      153%
____________________________________________________________________________________________________________
============================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.
(c)  Ratios are based on average daily net assets of $670,225.

AIM V.I. Diversified Income Fund


NOTE 16--LEGAL PROCEEDINGS

Terms used in the Legal Proceedings Note are defined terms solely for the purpose of this note.


PENDING LITIGATION AND REGULATORY INQUIRIES


    On August 30, 2005, the West Virginia Office of the State
Auditor -- Securities Commission ("WVASC") issued a Summary Order to Cease and Desist and Notice of Right to Hearing to A I M Advisors, Inc. ("AIM") and A I M Distributors, Inc. ("ADI") (Order No. 05-1318). The WVASC makes findings of fact that AIM and ADI entered into certain arrangements permitting market timing of the AIM Funds and failed to disclose these arrangements in the prospectuses for such Funds, and conclusions of law to the effect that AIM and ADI violated the West Virginia securities laws. The WVASC orders AIM and ADI to cease any further violations and seeks to impose monetary sanctions, including restitution to affected investors, disgorgement of fees, reimbursement of investigatory, administrative and legal costs and an "administrative assessment," to be determined by the Commissioner. Initial research indicates that these damages could be limited or capped by statute. By agreement with the Commissioner of Securities, AIM's time to respond to that Order has been indefinitely suspended.

    Civil lawsuits, including purported class action and shareholder derivative suits, have been filed against certain of the AIM Funds, INVESCO Funds Group, Inc. ("IFG") (the former investment advisor to certain AIM Funds), AIM, ADI and/or related entities and individuals, depending on the lawsuit, alleging:

    - that the defendants permitted improper market timing and related activity in the AIM Funds; and

    - that certain AIM Funds inadequately employed fair value pricing.

    These lawsuits allege as theories of recovery, depending on the lawsuit, violations of various provisions of the Federal and state securities laws and ERISA, negligence, breach of fiduciary duty and/or breach of contract. These lawsuits seek remedies that include, depending on the lawsuit, damages, restitution, injunctive relief, imposition of a constructive trust, removal of certain directors and/or employees, various corrective measures under ERISA, rescission of certain AIM Funds' advisory agreements and/or distribution plans and recovery of all fees paid.

    All lawsuits based on allegations of market timing, late trading and related issues have been transferred to the United States District Court for the District of Maryland (the "MDL Court"). Pursuant to an Order of the MDL Court, plaintiffs in these lawsuits consolidated their claims for pre-trial purposes into three amended complaints against various AIM- and IFG-related parties: (i) a Consolidated Amended Class Action Complaint purportedly brought on behalf of shareholders of the AIM Funds; (ii) a Consolidated Amended Fund Derivative Complaint purportedly brought on behalf of the AIM Funds and fund registrants; and (iii) an Amended Class Action Complaint for Violations of the Employee Retirement Income Securities Act ("ERISA") purportedly brought on behalf of participants in Invesco Ltd. ("Invesco") 401(k) plan. Based on orders issued by the MDL Court, all claims asserted against the AIM Funds that have been transferred to the MDL Court have been dismissed, although certain Funds remain nominal defendants in the Consolidated Amended Fund Derivative Complaint. On September 15, 2006, the MDL Court granted the Invesco defendants' motion to dismiss the Amended Class Action Complaint for Violations of ERISA and dismissed such Complaint. The plaintiff has commenced an appeal from that decision.

    IFG, AIM, ADI and/or related entities and individuals have received inquiries from numerous regulators in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, among others, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to
Section 529 college savings plans and procedures for locating lost security holders. IFG, AIM and ADI have advised the Fund that they are providing full cooperation with respect to these inquiries. Regulatory actions and/or additional civil lawsuits related to these or other issues may be filed against the AIM Funds, IFG, AIM and/or related entities and individuals in the future.

    At the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the outcome of the Pending Litigation and Regulatory Inquiries described above may have on AIM, ADI or the Fund.

AIM V.I. Diversified Income Fund

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of AIM Variable Insurance Funds and Shareholders of AIM V.I. Diversified Income Fund:



In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of AIM V.I. Diversified Income Fund, (one of the funds constituting AIM Variable Insurance Funds, hereafter referred to as the "Fund") at December 31, 2007, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights for each of the periods ended on or before December 31, 2004 were audited by another independent registered public accounting firm whose report dated February 4, 2005 expressed an unqualified opinion on those statements.

PRICEWATERHOUSECOOPERS LLP

February 12, 2008
Houston, Texas

AIM V.I. Diversified Income Fund

CALCULATING YOUR ONGOING FUND EXPENSES

EXAMPLE

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service fees (12b-1); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2007, through December 31, 2007.

    The actual and hypothetical expenses in the examples below do not represent the effect of any fees or other expenses assessed in connection with a variable product; if they did, the expenses shown would be higher while the ending account values shown would be lower.

ACTUAL EXPENSES

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return.

    The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

    Please note that the expenses shown in the table are meant to highlight your ongoing costs. Therefore, the hypothetical information is useful in comparing ongoing costs, and will not help you determine the relative total costs of owning different funds.

                                                                                           HYPOTHETICAL
                                                                                     (5% ANNUAL RETURN BEFORE
                                                          ACTUAL                             EXPENSES)
                             BEGINNING           ENDING           EXPENSES        ENDING ACCOUNT       EXPENSES        ANNUALIZED
                           ACCOUNT VALUE      ACCOUNT VALUE      PAID DURING          VALUE           PAID DURING       EXPENSE
        CLASS               (07/01/07)        (12/31/07)(1)       PERIOD(2)         (12/31/07)         PERIOD(2)         RATIO
      Series I               $1,000.00          $1,003.90           $3.79           $1,021.42           $ 3.82            0.75%
      Series II               1,000.00           1,002.90            5.05            1,020.16             5.09            1.00

(1) The actual ending account value is based on the actual total return of the Fund for the period July 1, 2007, through December 31, 2007, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund's expense ratio and a hypothetical annual return of 5% before expenses.
(2) Expenses are equal to the Fund's annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

AIM V.I. Diversified Income Fund

TAX INFORMATION

Form 1099-DIV, Form 1042-S and other year -- end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

    The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state's requirement.

    The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended December 31, 2007:


           FEDERAL AND STATE INCOME TAX

          Corporate Dividends Received
            Deduction*                                    1.93%

           * The above percentage is based on ordinary income dividends paid to shareholders during the fund's fiscal year.

AIM V.I. Diversified Income Fund

TRUSTEES AND OFFICERS

The address of each trustee and officer of AIM Variable Insurance Funds (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. Each trustee oversees 104 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

                                                                                       OTHER
                                  TRUSTEE                                              TRUSTEESHIP(S)/
NAME, YEAR OF BIRTH AND           AND/OR                                               DIRECTORSHIP(S)
POSITION(S) HELD WITH THE         OFFICER    PRINCIPAL OCCUPATION(S)                   HELD BY
TRUST                             SINCE      DURING PAST 5 YEARS                       TRUSTEE/ DIRECTOR
-------------------------------------------------------------------------------------------------------------------------
 Interested Persons
-------------------------------------------------------------------------------------------------------------------------

   Martin L. Flanagan(1) -- 1960  2007       Director, Chief Executive Officer and     None
   Trustee                                   President, Invesco Ltd. (ultimate parent
                                             of AIM and a global investment
                                             management firm) and, Invesco Holding
                                             Company (parent of AIM and a global
                                             investment management firm); Chairman,
                                             A I M Advisors, Inc. (registered
                                             investment advisor); Director, Chairman,
                                             Chief Executive Officer and President,
                                             IVZ Inc. (holding company); and INVESCO
                                             North American Holdings, Inc. (holding
                                             company); Chairman and President,
                                             INVESCO Group Services, Inc. (service
                                             provider); Trustee, The AIM Family of
                                             Funds(R); Vice Chairman, Investment
                                             Company Institute; and Member of
                                             Executive Board, SMU Cox School of
                                             Business

                                             Formerly: Chairman, Investment Company
                                             Institute; President, Co-Chief Executive
                                             Officer, Co-President, Chief Operating
                                             Officer and Chief Financial Officer,
                                             Franklin Resources, Inc. (global
                                             investment management organization)
-------------------------------------------------------------------------------------------------------------------------

   Philip A. Taylor(2) -- 1954    2006       Director, Chief Executive Officer and     None
   Trustee, President and                    President, AIM Mutual Fund Dealer Inc.
   Principal                                 (registered broker dealer), A I M
   Executive Officer                         Advisors, Inc., AIM Funds Management
                                             Inc. d/b/a INVESCO Enterprise Services
                                             (registered investment advisor and
                                             registered transfer agent), AIM Trimark
                                             Corporate Class Inc. (formerly AIM
                                             Trimark Global Fund Inc.) (corporate
                                             mutual fund company) and AIM Trimark
                                             Canada Fund Inc. (corporate mutual fund
                                             company), and 1371 Preferred Inc.
                                             (holding company); Director, Chairman,
                                             Chief Executive Officer and President,
                                             A I M Management Group Inc. (financial
                                             services holding company) and A I M
                                             Capital Management, Inc. (registered
                                             investment advisor); Director and
                                             President, INVESCO Funds Group, Inc.
                                             (registered investment advisor and
                                             register transfer agent) and AIM GP
                                             Canada Inc. (general partner for a
                                             limited partnership); Director, A I M
                                             Distributors, Inc. (registered broker
                                             dealer); Director and Chairman, AIM
                                             Investment Services, Inc. (registered
                                             transfer agent) and INVESCO
                                             Distributors, Inc. (registered broker
                                             dealer); Director, President and
                                             Chairman, IVZ Callco Inc. (holding
                                             company), INVESCO Inc. (holding company)
                                             and AIM Canada Holdings Inc. (holding
                                             company); Trustee, President and
                                             Principal Executive Officer of The AIM
                                             Family of Funds--Registered Trademark--
                                             (other than AIM Treasurer's Series
                                             Trust, Short-Term Investments Trust and
                                             Tax-Free Investments Trust); Trustee and
                                             Executive Vice President, The AIM Family
                                             of Funds--Registered Trademark-- (AIM
                                             Treasurer's Series Trust, Short-Term
                                             Investments Trust and Tax-Free
                                             Investments Trust only); and Manager,
                                             PowerShares Capital Management LLC

                                             Formerly: Director and Chairman, Fund
                                             Management Company (registered broker
                                             dealer); President and Principal
                                             Executive Officer, The AIM Family of
                                             Funds--Registered Trademark-- (AIM
                                             Treasurer's Series Trust, Short-Term
                                             Investments Trust and Tax-Free
                                             Investments Trust only); Chairman, AIM
                                             Canada Holdings, Inc.; President, AIM
                                             Trimark Global Fund Inc. and AIM Trimark
                                             Canada Fund Inc.; and Director, Trimark
                                             Trust (federally regulated Canadian
                                             Trust Company)
-------------------------------------------------------------------------------------------------------------------------
 Independent Trustees
-------------------------------------------------------------------------------------------------------------------------

   Bruce L. Crockett -- 1944      1993       Chairman, Crockett Technology Associates  ACE Limited (insurance company);
   Trustee and Chair                         (technology consulting company)           and Captaris, Inc. (unified
                                                                                       messaging provider)
-------------------------------------------------------------------------------------------------------------------------

   Bob R. Baker -- 1936           2004       Retired                                   None
   Trustee
-------------------------------------------------------------------------------------------------------------------------

   Frank S. Bayley -- 1939        2001       Retired                                   None
   Trustee
                                             Formerly: Partner, law firm of Baker &
                                             McKenzie and Director, Badgley Funds,
                                             Inc. (registered investment company) (2
                                             portfolios)
-------------------------------------------------------------------------------------------------------------------------

   James T. Bunch -- 1942         2004       Founder, Green, Manning & Bunch Ltd.,     None
   Trustee                                   (investment banking firm)
                                             Formerly: Director, Policy Studies, Inc.
                                             and Van Gilder Insurance Corporation
-------------------------------------------------------------------------------------------------------------------------

   Albert R. Dowden -- 1941       2000       Director of a number of public and        None
   Trustee                                   private business corporations, including
                                             the Boss Group Ltd. (private investment
                                             and management); Reich & Tang Funds
                                             (Chairman) (registered investment
                                             company) (7 portfolios), Daily Income
                                             Fund (4 portfolios), California Daily
                                             Tax Free Income Fund, Inc., Connecticut
                                             Daily Tax Free Income Fund, Inc. and New
                                             Jersey Daily Municipal Fund, Inc.,
                                             Annuity and Life Re (Holdings), Ltd.
                                             (insurance company), and Homeowners of
                                             America Holding Corporation (property
                                             casualty company)

                                             Formerly: Director, CompuDyne
                                             Corporation (provider of product and
                                             services to the public security market);
                                             Director, President and Chief Executive
                                             Officer, Volvo Group North America,
                                             Inc.; Senior Vice President, AB Volvo;
                                             Director of various affiliated Volvo
                                             companies; and Director, Magellan
                                             Insurance Company
-------------------------------------------------------------------------------------------------------------------------

   Jack M. Fields -- 1952         1997       Chief Executive Officer, Twenty First     Administaff
   Trustee                                   Century Group, Inc. (government affairs
                                             company); and Owner and Chief Executive
                                             Officer, Dos Angelos Ranch, L.P.
                                             (cattle, hunting, corporate
                                             entertainment)
                                             Formerly: Chief Executive Officer,
                                             Texana Timber LP (sustainable forestry
                                             company), and Discovery Global Education
                                             Fund (non-profit)

-------------------------------------------------------------------------------------------------------------------------

   Carl Frischling -- 1937        1993       Partner, law firm of Kramer Levin         Director, Reich & Tang Funds) (15
   Trustee                                   Naftalis and Frankel LLP                  portfolios)
-------------------------------------------------------------------------------------------------------------------------

   Prema Mathai-Davis -- 1950     1998       Formerly: Chief Executive Officer, YWCA   None
   Trustee                                   of the USA
-------------------------------------------------------------------------------------------------------------------------

   Lewis F. Pennock -- 1942       1993       Partner, law firm of Pennock & Cooper     None
   Trustee
-------------------------------------------------------------------------------------------------------------------------

   Larry Soll -- 1942             2004       Retired                                   None
   Trustee
-------------------------------------------------------------------------------------------------------------------------

   Raymond Stickel, Jr. -- 1944   2005       Retired                                   None
   Trustee                                   Formerly: Partner, Deloitte & Touche;
                                             and Director, Mainstay VP Series Funds,
                                             Inc. (25 portfolios)
-------------------------------------------------------------------------------------------------------------------------

(1) Mr. Flanagan was appointed as Trustee of the Trust on February 24, 2007. Mr. Flanagan is considered an interested person of the Trust because he is an officer of the advisor to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the advisor to the Trust.
(2) Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.

AIM V.I. Diversified Income Fund

                                                                                       OTHER
                                  TRUSTEE                                              TRUSTEESHIP(S)/
NAME, YEAR OF BIRTH AND           AND/OR                                               DIRECTORSHIP(S)
POSITION(S) HELD WITH THE         OFFICER    PRINCIPAL OCCUPATION(S)                   HELD BY TRUSTEE/
TRUST                             SINCE      DURING PAST 5 YEARS                       DIRECTOR
-------------------------------------------------------------------------------------------------------------------------
 Other Officers
-------------------------------------------------------------------------------------------------------------------------

   Russell C. Burk -- 1958        2005       Senior Vice President and Senior Officer  N/A
   Senior Vice President and                 of The AIM Family of Funds--Registered
   Senior Officer                            Trademark--
                                             Formerly: Director of Compliance and
                                             Assistant General Counsel, ICON
                                             Advisers, Inc.; Financial Consultant,
                                             Merrill Lynch; General Counsel and
                                             Director of Compliance, ALPS Mutual
                                             Funds, Inc.
-------------------------------------------------------------------------------------------------------------------------

   John M. Zerr -- 1962           2006       Director, Senior Vice President,          N/A
   Senior Vice President, Chief              Secretary and General Counsel, A I M
   Legal Officer and Secretary               Management Group Inc., A I M Advisors,
                                             Inc. and A I M Capital Management, Inc.;
                                             Director, Vice President and Secretary,
                                             AIM Investment Services, Inc. and
                                             INVESCO Distributors, Inc.; Director,
                                             Senior Vice President and Secretary,
                                             A I M Distributors, Inc.; Director and
                                             Vice President, INVESCO Funds Group
                                             Inc.; Senior Vice President, Chief Legal
                                             Officer and Secretary of The AIM Family
                                             of Funds--Registered Trademark--; and
                                             Manager, PowerShares Capital Management
                                             LLC

                                             Formerly: Director, Vice President and
                                             Secretary, Fund Management Company; Vice
                                             President, A I M Capital Management,
                                             Inc.; Chief Operating Officer, Senior
                                             Vice President, General Counsel and
                                             Secretary, Liberty Ridge Capital, Inc.
                                             (an investment adviser); Vice President
                                             and Secretary, PBHG Funds (an investment
                                             company); Vice President and Secretary,
                                             PBHG Insurance Series Fund (an
                                             investment company); General Counsel and
                                             Secretary, Pilgrim Baxter Value
                                             Investors (an investment adviser); Chief
                                             Operating Officer, General Counsel and
                                             Secretary, Old Mutual Investment
                                             Partners (a broker-dealer); General
                                             Counsel and Secretary, Old Mutual Fund
                                             Services (an administrator); General
                                             Counsel and Secretary, Old Mutual
                                             Shareholder Services (a shareholder
                                             servicing center); Executive Vice
                                             President, General Counsel and
                                             Secretary, Old Mutual Capital, Inc. (an
                                             investment adviser); and Vice President
                                             and Secretary, Old Mutual Advisors Funds
                                             (an investment company)
-------------------------------------------------------------------------------------------------------------------------

   Lisa O. Brinkley -- 1959       2004       Global Compliance Director, Invesco       N/A
   Vice President                            Ltd.; and Vice President of The AIM
                                             Family of Funds--Registered Trademark--

                                             Formerly: Senior Vice President, A I M
                                             Management Group Inc. (financial
                                             services holding company); Senior Vice
                                             President and Chief Compliance Officer,
                                             A I M Advisors, Inc. and The AIM Family
                                             of Funds--Registered Trademark--; Vice
                                             President and Chief Compliance Officer,
                                             A I M Capital Management, Inc. and A I M
                                             Distributors, Inc.; Vice President, AIM
                                             Investment Services, Inc. and Fund
                                             Management Company; Senior Vice
                                             President and Chief Compliance Officer
                                             of The AIM Family of Funds--Registered
                                             Trademark--; and Senior Vice President
                                             and Compliance Director, Delaware
                                             Investments Family of Funds
-------------------------------------------------------------------------------------------------------------------------

   Kevin M. Carome -- 1956        2003       General Counsel, Secretary and Senior
   Vice President                            Managing Director, Invesco Ltd.;
                                             Director and Secretary, Invesco Holding
                                             Company Limited, IVZ, Inc. and INVESCO
                                             Group Services, Inc.; Director, INVESCO
                                             Funds Group, Inc.; Secretary, INVESCO
                                             North American Holdings, Inc.; and Vice
                                             President of The AIM Family of
                                             Funds--Registered Trademark--

                                             Formerly: Senior Managing Director,       N/A
                                             Invesco Holding Company Limited;
                                             Director, Senior Vice President,
                                             Secretary and General Counsel, A I M
                                             Management Group Inc. and A I M
                                             Advisors, Inc.; Senior Vice President,
                                             A I M Distributors, Inc.; Director,
                                             General Counsel and Vice President, Fund
                                             Management Company; Vice President,
                                             A I M Capital Management, Inc. and AIM
                                             Investment Services, Inc.; Senior Vice
                                             President, Chief Legal Officer and
                                             Secretary of The AIM Family of
                                             Funds--Registered Trademark--; Director
                                             and Vice President, INVESCO
                                             Distributors, Inc.; Chief Executive
                                             Officer and President, INVESCO Funds
                                             Group, Inc.; and Senior Vice President
                                             and General Counsel, Liberty Financial
                                             Companies, Inc.
-------------------------------------------------------------------------------------------------------------------------

   Sidney M. Dilgren -- 1961      2004       Vice President, A I M Advisors, Inc. and  N/A
   Vice President, Principal                 A I M Capital Management, Inc.; and Vice
   Financial Officer and                     President, Treasurer and Principal
   Treasurer                                 Financial Officer of The AIM Family of
                                             Funds--Registered Trademark--

                                             Formerly: Fund Treasurer, A I M
                                             Advisors, Inc.; Senior Vice President,
                                             AIM Investment Services, Inc.; and Vice
                                             President, A I M Distributors, Inc.
-------------------------------------------------------------------------------------------------------------------------

   Karen Dunn Kelley -- 1960      2004       Head of Invesco's World Wide Fixed        N/A
   Vice President                            Income and Cash Management Group;
                                             Director of Cash Management and Senior
                                             Vice President, A I M Advisors, Inc. and
                                             A I M Capital Management, Inc; Executive
                                             Vice President, A I M Distributors,
                                             Inc.; Senior Vice President, A I M
                                             Management Group Inc.; Vice President,
                                             The AIM Family of Funds--Registered
                                             Trademark-- (other than AIM Treasurer's
                                             Series Trust, Short-Term Investments
                                             Trust and Tax-Free Investments Trust);
                                             and President and Principal Executive
                                             Officer, The AIM Family of
                                             Funds--Registered Trademark-- (AIM
                                             Treasurer's Series Trust, Short-Term
                                             Investments Trust and Tax-Free
                                             Investments Trust only)
                                             Formerly: Director and President, Fund
                                             Management Company; Chief Cash
                                             Management Officer and Managing
                                             Director, A I M Capital Management,
                                             Inc.; Vice President, A I M Advisors,
                                             Inc. and The AIM Family of
                                             Funds--Registered Trademark-- (AIM
                                             Treasurer's Series Trust, Short-Term
                                             Investments Trust and Tax-Free
                                             Investments Trust only)
-------------------------------------------------------------------------------------------------------------------------

   Lance A. Rejsek -- 1967        2005       Anti-Money Laundering Compliance          N/A
   Anti-Money Laundering                     Officer, A I M Advisors, Inc., A I M
   Compliance Officer                        Capital Management, Inc., A I M
                                             Distributors, Inc., AIM Investment
                                             Services, Inc., AIM Private Asset
                                             Management, Inc. and The AIM Family of
                                             Funds--Registered Trademark--
                                             Formerly: Anti-Money Laundering
                                             Compliance Officer, Fund Management
                                             Company; and Manager of the Fraud
                                             Prevention Department, AIM Investment
                                             Services, Inc.
-------------------------------------------------------------------------------------------------------------------------

   Todd L. Spillane -- 1958       2006       Senior Vice President, A I M Management   N/A
   Chief Compliance Officer                  Group Inc.; Senior Vice President and
                                             Chief Compliance Officer, A I M
                                             Advisors, Inc. and A I M Capital
                                             Management, Inc.; Chief Compliance
                                             Officer of The AIM Family of
                                             Funds--Registered Trademark--, Invesco
                                             Global Asset Management (N.A.), Inc.,
                                             (registered investment advisor), Invesco
                                             Institutional (N.A.), Inc., (registered
                                             investment advisor), INVESCO Private
                                             Capital Investments, Inc. (holding
                                             company), Invesco Private Capital, Inc.
                                             (registered investment advisor) and
                                             Invesco Senior Secured Management, Inc.
                                             (registered investment advisor); and
                                             Vice President, A I M Distributors, Inc.
                                             and AIM Investment Services, Inc.

                                             Formerly: Vice President, A I M Capital
                                             Management, Inc. and Fund Management
                                             Company; Global Head of Product
                                             Development, AIG-Global Investment
                                             Group, Inc.; and Chief Compliance
                                             Officer and Deputy General Counsel,
                                             AIG-SunAmerica Asset Management
-------------------------------------------------------------------------------------------------------------------------

The Statement of Additional Information of the Trust includes additional information about the Fund's Trustees and is available upon request, without charge, by calling 1.800.410.4246.

OFFICE OF THE FUND            INVESTMENT ADVISOR       DISTRIBUTOR              AUDITORS
11 Greenway Plaza             A I M Advisors, Inc.     A I M Distributors,      PricewaterhouseCoopers
Suite 100                     11 Greenway Plaza        Inc.                     LLP
Houston, TX 77046-1173        Suite 100                11 Greenway Plaza        1201 Louisiana Street
                              Houston, TX 77046-1173   Suite 100                Suite 2900
                                                       Houston, TX 77046-1173   Houston, TX 77002-5678

COUNSEL TO THE FUND           COUNSEL TO THE           TRANSFER AGENT           CUSTODIAN
Ballard Spahr                 INDEPENDENT TRUSTEES     AIM Investment           State Street Bank and
Andrews & Ingersoll, LLP      Kramer, Levin, Naftalis  Services, Inc.           Trust
1735 Market Street, 51st      & Frankel LLP            P.O. Box 4739            Company
Floor                         1177 Avenue of the       Houston, TX 77210-4739   225 Franklin Street
Philadelphia, PA 19103-7599   Americas                                          Boston, MA 02110-2801
                              New York, NY 10036-2714

DOMESTIC EQUITY

Mid-Cap Growth

                                                          AIM V.I. Dynamics Fund
                               Annual Report to Shareholders - December 31, 2007

The Fund provides a complete list of its
holdings four times in each fiscal year,
at the quarter-ends. For the second and
fourth quarters, the lists appear in the                          [COVER GLOBE IMAGE]
Fund's semiannual and annual reports to
shareholders. For the first and third
quarters, the Fund files the lists with
the Securities and Exchange Commission
(SEC) on Form N-Q. The Fund's Form N-Q
filings are available on the SEC Web site,
sec.gov. Copies of the Fund's Forms N-Q
may be reviewed and copied at the SEC
Public Reference Room in Washington, D.C.
You can obtain information on the
operation of the Public Reference Room,
including information about duplicating
fee charges, by calling 202-942-8090 or
800-732-0330, or by electronic request at
the following E-mail address:
publicinfo@sec.gov. The SEC file numbers
for the Fund are 811-07452 and 033-57340.
The Fund's most recent portfolio holdings,
as filed on Form N-Q, have also been made
available to insurance companies issuing
variable annuity contracts and variable                      AIM V.I. DYNAMICS FUND's investment objective
life insurance policies ("variable                                            is long-term capital growth.
products") that invest in the Fund.

A description of the policies and
procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800-410-4246 or on the AIM
Web site, AIMinvestments.com. On the home page, scroll down and click on Proxy
Policy. The information is also available on the SEC Web site, sec.gov.

Information regarding how the Fund voted
proxies related to its portfolio
securities during the 12 months ended June   UNLESS OTHERWISE STATED, INFORMATION PRESENTED IN THIS REPORT
30, 2007, is available at our Web site. Go   IS AS OF DECEMBER 31, 2007, AND IS BASED ON TOTAL NET ASSETS.
to AIMinvestments.com, access the About Us
tab, click on Required Notices and then
click on Proxy Voting Activity. Next,                      UNLESS OTHERWISE NOTED, ALL DATA IN THIS REPORT
select the Fund from the drop-down menu.                              ARE FROM A I M MANAGEMENT GROUP INC.
The information is also available on the
SEC Web site, sec.gov.

                                             =============================================================
                                             THIS REPORT MUST BE ACCOMPANIED OR PRECEDED BY A CURRENTLY
                                             EFFECTIVE FUND PROSPECTUS AND VARIABLE PRODUCT PROSPECTUS,
                                             WHICH CONTAIN MORE COMPLETE INFORMATION, INCLUDING SALES
                                             CHARGES AND EXPENSES. INVESTORS SHOULD READ EACH CAREFULLY
 [AIM INVESTMENTS LOGO]                      BEFORE INVESTING.
--REGISTERED TRADEMARK--                     =============================================================

                                                     NOT FDIC INSURED   MAY LOSE VALUE   NO BANK GUARANTEE

                                                                                  A I M DISTRIBUTORS, INC.

AIM V.I. Dynamics Fund

Management's discussion of Fund performance                                               risk. We seek to accomplish this goal by
                                                                                          investing in sectors, industries and
=======================================================================================   companies with attractive fundamental
PERFORMANCE SUMMARY                                                                       prospects. We limit the Fund's sector
                                                                                          exposure and also seek to minimize
For the year ended December 31, 2007, AIM V.I. Dynamics Fund had double-digit returns     stock-specific risk by building a
and outperformed its style-specific Russell Midcap Growth Index by a narrow margin.       diversified portfolio.

   The Fund also outperformed the broad market as represented by the S&P 500 Index, as       We consider selling a stock for any of
mid-cap growth stocks outperformed large-cap stocks.                                      the following reasons:

   Your Fund's long-term performance appears later in this report.                        o The stock is overvalued based on our
                                                                                          analysis.
FUND VS. INDEXES
                                                                                          o A change in fundamental metrics
Total returns, 12/31/06-12/31/07, excluding variable product issuer charges. If           indicates potential problems.
variable product issuer charges were included, returns would be lower.
                                                                                          o A change in market capitalization--if a
Series I Shares                                                                   12.19%  stock grows and moves into the large-cap
Series II Shares                                                                  11.85   range.
S&P 500 Index(triangle) (Broad Market Index)                                       5.49
Russell Midcap Growth Index(triangle) (Style-Specific Index)                      11.43   o A better stock candidate with higher
Lipper VUF Mid-Cap Growth Funds Index(triangle) (Peer Group Index)                18.39   potential return is found.
Lipper Mid-Cap Growth Funds Index(triangle) (Former Peer Group Index)             21.41
SOURCES: (triangle)LIPPER INC.                                                            Market conditions and your Fund
=======================================================================================
                                                                                          Despite high market volatility late in the
How we invest                                o Quality--focus on companies with           year, major U.S. equity markets finished
                                             sustainable earnings growth and management   2007 in positive territory.(1) In the
We believe a growth investment strategy is   teams that profitably reinvest shareholder   first part of the year, strong economic
an essential component of a diversified      cash flow                                    growth, favorable corporate earnings and
portfolio.                                                                                increased merger and acquisition activity
                                             o Valuation--focus on companies that are     drove equity markets. However, concerns
   Our investment process combines           attractively valued given their growth       about the credit markets, continued
quantitative and fundamental analysis to     potential                                    weakness in housing and rising oil prices
uncover companies exhibiting long-term,                                                   weighed heavily on investor sentiment
sustainable earnings and cash flow growth       Stocks that are ranked highest by our     during much of the second half of the
that is not yet reflected by the stock's     quantitative model are the focus of our      year.
market price.                                fundamental research efforts. Our
                                             fundamental analysis focuses on                 In this environment, mid- and large-cap
   Our quantitative model ranks companies    identifying both industries and companies    stocks generally outperformed small-cap
based on factors we have found to be         with strong drivers of growth.               stocks.(1) Additionally, growth stocks
highly correlated with outperformance in                                                  generally outperformed value stocks.(1)
the mid-cap growth universe, including:         Risk management plays an important role   Positive performance was broad among
                                             in portfolio construction, as our target     Russell Midcap Growth Index sectors, with
o Earnings--focus on companies exhibiting    portfolio attempts to limit volatility and   the best returns found in the energy,
strong growth in earnings, revenue and       downside                                     materials and industrials sectors.
cash flows
                                                                                             The Fund benefited from positive
                                                                                          absolute performance in seven of 10
                                                                                          economic sectors,

==========================================   ==========================================   ==========================================

PORTFOLIO COMPOSITION                        TOP FIVE INDUSTRIES*                         TOP 10 EQUITY HOLDINGS*

By sector                                    1. Health Care Equipment               5.2%   1. McDermott International Inc.      2.0%
Consumer Discretionary                19.0%  2. Oil & Gas Equipment & Services      4.5    2. Owens-Illinois Inc.               1.9
Information Technology                16.7   3. Metal & Glass Containers            4.5    3. Foster Wheeler Ltd.               1.7
Industrials                           15.7   4. Semiconductors                      4.0    4. General Cable Corp.               1.6
Health Care                           15.1   5. Apparel, Accessories                       5. Corrections Corp. of America      1.6
Energy                                11.0      & Luxury Goods                      3.9    6. Crown Holdings Inc.               1.6
Financials                             6.8                                                 7. Hanesbrands, Inc.                 1.5
Materials                              6.5   Total Net Assets           $122.19 million    8. Focus Media Holding Ltd.-ADR      1.4
Consumer Staples                       2.8                                                 9. Precision Castparts Corp.         1.4
Telecommunication Services             2.2   Total Number of Holdings*              107   10. Abercrombie & Fitch Co.-Class A   1.4
Utilities                              0.8
Money Market Funds Plus
Other Assets Less Liabilities          3.4

The Fund's holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

* Excluding money market fund holdings.

==========================================   ==========================================   ==========================================

AIM V.I. Dynamics Fund

with the highest positive impact on          largely by stock selection in computers                   Paul Rasplicka
performance coming from holdings in the      and peripheral holdings, as well as IT         [RASPLICKA Chartered Financial Analyst,
industrials, energy and health care          services holdings. Examples of key               PHOTO]   senior portfolio manager, is
sectors. On a relative basis, the Fund       detractors in these areas included QLOGIC,                lead manager of AIM V.I.
outperformed the Russell Midcap Growth       SANDISK. and VERIFONE HOLDINGS. While we     Dynamics Fund. Mr. Rasplicka has been
Index by the widest margin in the            sold QLogic and Verifone due to              associated with the advisor and/or its
industrials, consumer discretionary and      deteriorating fundamentals, we continued     affiliates since 1994. He began his
materials sectors.                           to own Sandisk at the close of the fiscal    investment career in 1982 as an equity
                                             year.                                        research analyst. A native of Denver, Mr.
   The industrials sector rallied during                                                  Rasplicka is a magna cum laude graduate of
much of 2007, and the Fund benefited from       In the financials sector,                 the University of Colorado in Boulder with
solid stock selection in several             underperformance was the result of both      a B.S. in business administration. He
industries, including                        stock selection and an overweight            earned an M.B.A. from the University of
construction/engineering and aerospace and   position. Many financials stocks had weak    Chicago. He is a Chartered Investment
defense. The leading contributor to          performance due to concerns about the        Counselor.
overall Fund performance during the year     extent of potential subprime loan defaults
was FOSTER WHEELER, a company that designs   and the related credit crisis. Within this                Karl Farmer
and builds power generating facilities.      sector, key detractors to performance           [FARMER   Chartered Financial Analyst,
Two other holdings that made significant     included REIT holding RAIT FINANCIAL             PHOTO]   portfolio manager, is manager
contributions to Fund performance included   TRUST, real estate management services                    of AIM V.I. Dynamics Fund. He
engineering and construction firm            provider MERUELO MADDUX PROPERTIES and       began his investment career in 1993 and
MCDERMOTT INTERNATIONAL and PRECISION        diversified financial services holding KKR   joined AIM in 1998. Mr. Farmer is a magna
CASTPARTS, a leading manufacturer of         FINANCIAL. While we sold RAIT Financial      cum laude graduate from Texas A&M
casting, forgings and fasteners for the      Trust, we continued to own Meruelo Maddux    University, where he earned a B.S. in
aerospace and defense, industrials and       Properties and KKR Financial at the close    economics. He subsequently earned his
automotive industries. All three holdings    of the year.                                 M.B.A. in finance from The Wharton School
benefited from solid growth in revenue,                                                   at the University of Pennsylvania.
earnings and cash flow during the fiscal        During the reporting period, the most
year.                                        significant changes to portfolio                          Warren Tennant
                                             positioning included additions to the           [TENNANT  Chartered Financial Analyst,
   While Fund performance in the consumer    materials, energy and consumer                   PHOTO]   portfolio manager, is manager
discretionary sector was basically flat      discretionary sectors, and reductions in                  of AIM V.I. Dynamics Fund.
during the year, the Fund outperformed the   the financials and telecommunication         Mr. Tennant worked as an internal auditor
Russell Midcap Growth Index in this sector   services sectors. All changes to the Fund    in the energy industry and as a senior
primarily due to stock selection and an      were based on our bottom-up stock            equity analyst at AIM before assuming his
underweight position in multiline retail     selection process of identifying high        current position in 2007. He earned both
stocks. Many retail stocks faced selling     quality growth companies trading at what     his B.B.A. in finance and his M.B.A. from
pressure during the year, as investors       we believe are attractive valuations.        The University of Texas at Austin.
feared that consumers would finally begin
to slow their discretionary spending. The       We are pleased to have provided           Assisted by the Mid Cap Growth Team
fund also benefited from stock selection     positive returns for our investors for the   (formerly known as Mid Cap Growth/GARP
in other industries, including media and     year by focusing on what we believed were    Team)
hotels/restaurants/leisure. Examples of      attractively priced stocks of mid-cap
holdings that performed well in these        companies with sustainable revenue,          Effective February 4, 2008, after the
areas included FOCUS MEDIA and BURGER        earnings and cash flow growth. We thank      close of the reporting period, Warren
KING.                                        you for your commitment to AIM V.I.          Tennant left the team.
                                             Dynamics Fund.
   Outperformance in the materials sector
was driven primarily by stock selection.     Source: (1)Lipper Inc.
Within this sector, POTASH CORP. OF
SASKATCHEWAN was among the top five          The views and opinions expressed in
contributors to overall performance during   management's discussion of Fund
the year. This company, one of the largest   performance are those of A I M Advisors,
producers of potash-based fertilizer,        Inc. These views and opinions are subject
benefited from growing demand from           to change at any time based on factors
developing nations such as India and China   such as market and economic conditions.
..Glass container maker OWENS ILLINOIS INC.   These views and opinions may not be relied
also made a significant contribution to      upon as investment advice or
Fund performance during the year.            recommendations, or as an offer for a
                                             particular security. The information is
   Underperformance versus the Russell       not a complete analysis of every aspect of
Midcap Growth Index was largely              any market, country, industry, security or
concentrated in the information technology   the Fund. Statements of fact are from
(IT) and financials sectors. In the          sources considered reliable, but A I M
information technology sector,               Advisors, Inc. makes no representation or    ==========================================
underperformance was driven                  warranty as to their completeness or         FOR A DISCUSSION OF THE RISKS OF INVESTING
                                             accuracy. Although historical performance    IN YOUR FUND, INDEXES USED IN THIS REPORT
                                             is no guarantee of future results, these     AND YOUR FUND'S LONG-TERM PERFORMANCE,
                                             insights may help you understand our         PLEASE TURN THE PAGE.
                                             investment management philosophy.            ==========================================

AIM V.I. Dynamics Fund

Your Fund's long-term performance

==========================================   SERIES II SHARE CLASSES WILL DIFFER          THE PERIOD COVERED BY THIS REPORT.
                                             PRIMARILY DUE TO DIFFERENT CLASS EXPENSES.
     AVERAGE ANNUAL TOTAL RETURNS                                                            AIM V.I. DYNAMICS FUND, A SERIES
                                                THE PERFORMANCE DATA QUOTED REPRESENT     PORTFOLIO OF AIM VARIABLE INSURANCE FUNDS,
As of 12/31/07                               PAST PERFORMANCE AND CANNOT GUARANTEE        IS CURRENTLY OFFERED THROUGH INSURANCE
                                             COMPARABLE FUTURE RESULTS; CURRENT           COMPANIES ISSUING VARIABLE PRODUCTS. YOU
SERIES I SHARES                              PERFORMANCE MAY BE LOWER OR HIGHER. PLEASE   CANNOT PURCHASE SHARES OF THE FUND
Inception (8/22/97)                   6.70%  CONTACT YOUR VARIABLE PRODUCT ISSUER OR      DIRECTLY. PERFORMANCE FIGURES GIVEN
10 Years                              6.59   FINANCIAL ADVISOR FOR THE MOST RECENT        REPRESENT THE FUND AND ARE NOT INTENDED TO
 5 Years                             17.64   MONTH-END VARIABLE PRODUCT PERFORMANCE.      REFLECT ACTUAL VARIABLE PRODUCT VALUES.
 1 Year                              12.19   PERFORMANCE FIGURES REFLECT FUND EXPENSES,   THEY DO NOT REFLECT SALES CHARGES,
                                             REINVESTED DISTRIBUTIONS AND CHANGES IN      EXPENSES AND FEES ASSESSED IN CONNECTION
SERIES II SHARES                             NET ASSET VALUE. INVESTMENT RETURN AND       WITH A VARIABLE PRODUCT. SALES CHARGES,
10 Years                              6.32%  PRINCIPAL VALUE WILL FLUCTUATE SO THAT YOU   EXPENSES AND FEES, WHICH ARE DETERMINED BY
 5 Years                             17.34   MAY HAVE A GAIN OR LOSS WHEN YOU SELL        THE VARIABLE PRODUCT ISSUERS, WILL VARY
 1 Year                              11.85   SHARES.                                      AND WILL LOWER THE TOTAL RETURN.

==========================================      THE TOTAL ANNUAL FUND OPERATING EXPENSE      THE MOST RECENT MONTH-END PERFORMANCE
                                             RATIO SET FORTH IN THE MOST RECENT FUND      DATA AT THE FUND LEVEL, EXCLUDING VARIABLE
SERIES II SHARES' INCEPTION DATE IS APRIL    PROSPECTUS AS OF THE DATE OF THIS REPORT     PRODUCT CHARGES, IS AVAILABLE ON THIS AIM
30, 2004. RETURNS SINCE THAT DATE ARE        FOR SERIES I AND SERIES II SHARES WAS        AUTOMATED INFORMATION LINE, 866-702-4402.
HISTORICAL. ALL OTHER RETURNS ARE THE        1.13% AND 1.38%, RESPECTIVELY. THE EXPENSE   AS MENTIONED ABOVE, FOR THE MOST RECENT
BLENDED RETURNS OF THE HISTORICAL            RATIOS PRESENTED ABOVE MAY VARY FROM THE     MONTH-END PERFORMANCE INCLUDING VARIABLE
PERFORMANCE OF SERIES II SHARES SINCE        EXPENSE RATIOS PRESENTED IN OTHER SECTIONS   PRODUCT CHARGES, PLEASE CONTACT YOUR
THEIR INCEPTION AND THE RESTATED             OF THIS REPORT THAT ARE BASED ON EXPENSES    VARIABLE PRODUCT ISSUER OR FINANCIAL
HISTORICAL PERFORMANCE OF SERIES I SHARES    INCURRED DURING                              ADVISOR.
(FOR PERIODS PRIOR TO INCEPTION OF SERIES
II SHARES) ADJUSTED TO REFLECT THE RULE
12B-1 FEES APPLICABLE TO SERIES II SHARES.
THE INCEPTION DATE OF SERIES I SHARES IS
AUGUST 22, 1997. THE PERFORMANCE OF THE
FUND'S SERIES I AND

====================================================================================================================================

Principal risks of investing in the Fund        There is no guarantee that the            About indexes used in this report
                                             investment techniques and risk analyses
Prices of equity securities change in        used by the Fund's portfolio managers will   The S&P 500--REGISTERED TRADEMARK-- Index
response to many factors including the       produce the desired results.                 is a market capitalization-weighted index
historical and prospective earnings of the                                                covering all major areas of the U.S.
issuer, the value of its assets, general        Investing in developing countries can     economy. It is not the 500 largest
economic conditions, interest rates,         add additional risk, such as high rates of   companies, but rather the most widely held
investor perceptions and market liquidity.   inflation or sharply devalued currencies     500 companies chosen with respect to
                                             against the U.S. dollar. Transaction costs   market size, liquidity, and their
   The Fund invests in "growth" stocks,      are often higher, and there may be delays    industry.
which may be more volatile than other        in settlement procedures.
investment styles because growth stocks                                                      The RUSSELL MIDCAP --REGISTERED
are more sensitive to investor perceptions      Small- and mid-capitalization companies   TRADEMARK-- GROWTH INDEX measures the
of an issuing company's growth potential.    tend to be more vulnerable to adverse        performance of those Russell Midcap
                                             developments and more volatile than larger   companies with higher price-to-book ratios
   Foreign securities have additional        companies. Investments in these sized        and higher forecasted growth values. The
risks, including exchange rate changes,      companies may involve special risks,         Russell Midcap Growth Index is a
political and economic upheaval, the         including those associated with dependence   trademark/service mark of the Frank
relative lack of information, relatively     on a small management group, little or no    Russell Company. RUSSELL --REGISTERED
low market liquidity, and the potential      operating history, little or no track        TRADEMARK-- is a trademark of the Frank
lack of strict financial and accounting      record of success, limited product lines,    Russell Company.
controls and standards.                      less publicly available information,
                                             illiquidity, restricted resale or less          The Fund has elected to use the LIPPER
   Portfolio turnover is greater than most   frequent trading.                            VARIABLE UNDERLYING FUNDS (VUF) MID-CAP
funds, which may affect the Fund's                                                        GROWTH FUNDS INDEX as its peer group
performance due to higher brokerage             The prices of securities held by the      instead of the Lipper Mid-Cap Growth Funds
commissions. Active trading may also         Fund may decline in response to market       Index. In 2006, Lipper began publishing
increase short-term gains and losses,        risks.                                       VUF indexes, allowing the Fund to be
which may also result in taxable gain                                                     compared with the Lipper VUF Mid-Cap
distributions to the Fund's shareholders.                                                 Growth Index. The unmanaged Lipper VUF
                                                                                          Mid-Cap Growth Funds Index is an equally
                                                                                          weighted represen-

                                                                                                                           Continued

AIM V.I. Dynamics Fund

Past performance cannot guarantee            the dollar value of an investment, is
comparable future results.                   constructed with each segment representing
                                             a percent change in the value of the
   This chart, which is a logarithmic        investment. In this chart, each segment
chart, presents the fluctuations in the      represents a doubling, or 100% change, in
value of the Fund and its indexes. We        the value of the investment. In other
believe that a logarithmic chart is more     words, the space between $5,000 and
effective than other types of charts in      $10,000 is the same size as the space
illustrating changes in value during the     between $10,000 and $20,000, and so on.
early years shown in the chart. The
vertical axis, the one that indicates

====================================================================================================================================

Continued from previous page

tation of the largest variable insurance     performance of the Fund may deviate          differ from the net asset values and
underlying funds in the Lipper Mid-Cap       significantly from the performance of the    returns reported in the Financial
Growth Funds category. These funds have an   indexes.                                     Highlights. Additionally, the returns and
above-average price-to-earnings ratio,                                                    net asset values shown throughout this
price-to-book ratio, and three-year             A direct investment cannot be made in     report are at the Fund level only and do
sales-per-share growth value, compared to    an index. Unless otherwise indicated,        not include variable product issuer
the S&P MidCap 400 Index.                    index results include reinvested             charges. If such charges were included,
                                             dividends, and they do not reflect sales     the total returns would be lower.
   The LIPPER MID-CAP GROWTH FUNDS INDEX     charges. Performance of an index of funds
is an equally weighted representation of     reflects fund expenses; performance of a        Industry classifications used in this
the largest funds in the Lipper Mid-Cap      market index does not.                       report are generally according to the
Growth Funds category. These funds have an                                                Global Industry Classification Standard,
above-average price-to-earnings ratio,       Other information                            which was developed by and is the
price-to-book ratio, and three-year                                                       exclusive property and a service mark of
sales-per-share growth value, compared to    The returns shown in the management's        Morgan Stanley Capital International Inc.
the S&P MidCap 400 Index.                    discussion of Fund performance are based     and Standard & Poor's.
                                             on net asset values calculated for
   The Fund is not managed to track the      shareholder transactions. Generally             The Chartered Financial
performance of any particular index,         accepted accounting principles require       Analyst--REGISTERED TRADEMARK--
including the indexes defined here, and      adjustments to be made to the net assets     (CFA--REGISTERED TRADEMARK--) designation
consequently, the                            of the Fund at period end for financial      is a globally recognized standard for
                                             reporting purposes, and as such, the net     measuring the competence and integrity of
                                             asset values for shareholder transactions    investment professionals.
                                             and the returns based on those net asset
                                             values may

===================================================================================================================================

                                                          [MOUNTAIN CHART]

RESULTS OF A $10,000 INVESTMENT

FUND DATA FROM 8/22/97, INDEX DATA FROM 8/31/97

                                                                                                                     LIPPER MID-CAP
                       AIM V.I. DYNAMICS                          RUSSELL MIDCAP GROWTH      LIPPER VUF MID-CAP          GROWTH
        DATE          FUND-SERIES I SHARES     S&P 500 INDEX(1)          INDEX(1)         MODERATE FUNDS INDEX(1)    FUNDS INDEX(1)

       8/22/97               $10000
          8/97                 9930                 $10000                $10000                   $10000                $10000
          9/97                10610                  10547                 10506                    10591                 10716
         10/97                10240                  10196                  9980                    10032                 10116
         11/97                10190                  10667                 10085                     9982                  9954
         12/97                10340                  10850                 10217                    10042                 10187
          1/98                10290                  10970                 10033                     9879                  9995
          2/98                11240                  11761                 10977                    10726                 10843
          3/98                11889                  12363                 11437                    11257                 11405
          4/98                12069                  12489                 11592                    11290                 11455
          5/98                11609                  12275                 11115                    10678                 10787
          6/98                12179                  12773                 11430                    11246                 11283
          7/98                11619                  12638                 10940                    10623                 10532
          8/98                 8959                  10812                  8852                     8389                  8261
          9/98                 9749                  11505                  9522                     8985                  9123
         10/98                10550                  12440                 10223                     9322                  9458
         11/98                10980                  13193                 10912                     9954                 10177
         12/98                12341                  13953                 12043                    11262                 11490
          1/99                13184                  14536                 12404                    11550                 12060
          2/99                12462                  14085                 11797                    10833                 11124
          3/99                13549                  14648                 12454                    11486                 11917
          4/99                14148                  15215                 13022                    11986                 12405
          5/99                14077                  14856                 12854                    11828                 12354
          6/99                14849                  15679                 13751                    12793                 13350
          7/99                14524                  15191                 13314                    12521                 13167
          8/99                14229                  15116                 13175                    12610                 13100
          9/99                14412                  14702                 13063                    12672                 13483
         10/99                15682                  15632                 14073                    13843                 14675
         11/99                16855                  15950                 15530                    15390                 16515
         12/99                19201                  16888                 18220                    18471                 19960
          1/00                18917                  16040                 18216                    18514                 19618
          2/00                23001                  15736                 22046                    22753                 24534
          3/00                21985                  17275                 22068                    21891                 22807
          4/00                20085                  16755                 19926                    19617                 19798
          5/00                18926                  16412                 18473                    18334                 18019
          6/00                21822                  16816                 20434                    20878                 20819
          7/00                21141                  16553                 19140                    20197                 19955
          8/00                24158                  17581                 22026                    22995                 22565
          9/00                24047                  16653                 20949                    21909                 21480
         10/00                22056                  16582                 19516                    20105                 19743
         11/00                17298                  15276                 15275                    16204                 15615
         12/00                18518                  15351                 16079                    17117                 16740
          1/01                19147                  15895                 16998                    17599                 16968
          2/01                15527                  14447                 14057                    14855                 14422
          3/01                13240                  13532                 12046                    12857                 12892
          4/01                15416                  14583                 14053                    14693                 14592
          5/01                15162                  14681                 13987                    14679                 14712
          6/01                14989                  14323                 13995                    14506                 14655
          7/01                13881                  14182                 13051                    13619                 13884
          8/01                12518                  13295                 12105                    12563                 12954
          9/01                 9864                  12222                 10104                    10742                 11086
         10/01                10912                  12455                 11167                    11410                 11703
         11/01                12366                  13410                 12369                    12267                 12664
         12/01                12754                  13528                 12839                    12703                 13213
          1/02                12570                  13330                 12422                    12011                 12708
          2/02                11401                  13073                 11718                    11391                 12076
          3/02                12316                  13565                 12612                    12106                 12837
          4/02                11502                  12743                 11944                    11674                 12410
          5/02                11024                  12649                 11588                    11386                 11996
          6/02                 9773                  11749                 10309                    10392                 10919
          7/02                 8827                  10833                  9308                     9398                  9741
          8/02                 8633                  10904                  9275                     9299                  9625
          9/02                 7942                   9720                  8538                     8770                  9027
         10/02                 8765                  10575                  9200                     9200                  9482
         11/02                 9345                  11197                  9920                     9628                 10045
         12/02                 8684                  10539                  9320                     9162                  9451
          1/03                 8684                  10264                  9229                     8997                  9311
          2/03                 8542                  10109                  9149                     8923                  9167

===================================================================================================================================

                                                                                                             SOURCE: (1) LIPPER INC.

===================================================================================================================================

                                                         [MOUNTAIN CHART]

          3/03                 8633                  10207                  9319                     9054                  9299
          4/03                 9233                  11048                  9953                     9631                  9951
          5/03                 9925                  11629                 10911                    10420                 10774
          6/03                10066                  11778                 11067                    10571                 10942
          7/03                10412                  11985                 11462                    10957                 11374
          8/03                10920                  12219                 12094                    11536                 11933
          9/03                10554                  12089                 11859                    11143                 11533
         10/03                11480                  12773                 12815                    12006                 12438
         11/03                11836                  12885                 13158                    12242                 12733
         12/03                11968                  13560                 13301                    12371                 12799
          1/04                12253                  13809                 13741                    12630                 13122
          2/04                12375                  14001                 13971                    12832                 13303
          3/04                12294                  13790                 13944                    12943                 13300
          4/04                12141                  13574                 13551                    12537                 12878
          5/04                12344                  13760                 13870                    12797                 13158
          6/04                12517                  14027                 14091                    13189                 13475
          7/04                11663                  13563                 13158                    12283                 12517
          8/04                11491                  13617                 12996                    12101                 12301
          9/04                11969                  13765                 13481                    12671                 12827
         10/04                12253                  13975                 13938                    13019                 13206
         11/04                13006                  14540                 14658                    13839                 13940
         12/04                13565                  15035                 15360                    14431                 14595
          1/05                13311                  14669                 14949                    13985                 14123
          2/05                13546                  14977                 15328                    14173                 14305
          3/05                13363                  14712                 15104                    13863                 14020
          4/05                12621                  14433                 14506                    13219                 13345
          5/05                13313                  14892                 15337                    14003                 14137
          6/05                13730                  14913                 15622                    14269                 14460
          7/05                14594                  15468                 16534                    15062                 15292
          8/05                14615                  15327                 16433                    15019                 15245
          9/05                14646                  15451                 16645                    15263                 15511
         10/05                14117                  15193                 16155                    14929                 15080
         11/05                14850                  15767                 17032                    15739                 15895
         12/05                15022                  15773                 17219                    15804                 15992
          1/06                16079                  16190                 18250                    16781                 17091
          2/06                16070                  16234                 18025                    16622                 16943
          3/06                16589                  16436                 18529                    17203                 17508
          4/06                17005                  16657                 18607                    17245                 17672
          5/06                16192                  16178                 17732                    16258                 16688
          6/06                16131                  16200                 17659                    16220                 16696
          7/06                15510                  16299                 17026                    15467                 15990
          8/06                15784                  16687                 17419                    15732                 16251
          9/06                16120                  17116                 17816                    15995                 16484
         10/06                16791                  17674                 18500                    16561                 17061
         11/06                17503                  18009                 19226                    17243                 17771
         12/06                17442                  18262                 19054                    17149                 17755
          1/07                18042                  18538                 19747                    17702                 18348
          2/07                18022                  18176                 19704                    17648                 18296
          3/07                18184                  18379                 19808                    17832                 18597
          4/07                18844                  19193                 20678                    18546                 19358
          5/07                20135                  19862                 21516                    19533                 20450
          6/07                19912                  19532                 21143                    19401                 20366
          7/07                19384                  18928                 20670                    19141                 20102
          8/07                19190                  19211                 20782                    19430                 20313
          9/07                20115                  19929                 21597                    20519                 21561
         10/07                20594                  20246                 22148                    21404                 22532
         11/07                19618                  19399                 21173                    20261                 21337
         12/07                19568                  19265                 21231                    20304                 21556

===================================================================================================================================

AIM V.I. Dynamics Fund

SCHEDULE OF INVESTMENTS(A)

December 31, 2007

                                                SHARES        VALUE
-----------------------------------------------------------------------
COMMON STOCKS & OTHER EQUITY INTERESTS-95.80%

ADVERTISING-1.41%

Focus Media Holding Ltd.-ADR (China)(b)(c)        30,264   $  1,719,298
=======================================================================

AEROSPACE & DEFENSE-3.58%

BE Aerospace, Inc.(c)                             25,831      1,366,460
-----------------------------------------------------------------------
Precision Castparts Corp.                         12,360      1,714,332
-----------------------------------------------------------------------
Spirit AeroSystems Holdings Inc.-Class A(c)       37,461      1,292,404
=======================================================================
                                                              4,373,196
=======================================================================

AGRICULTURAL PRODUCTS-0.76%

Corn Products International, Inc.                 25,123        923,270
=======================================================================

APPAREL RETAIL-3.38%

Abercrombie & Fitch Co.-Class A                   21,312      1,704,321
-----------------------------------------------------------------------
Aeropostale, Inc.(c)                              62,648      1,660,172
-----------------------------------------------------------------------
Guess?, Inc.                                      20,198        765,302
=======================================================================
                                                              4,129,795
=======================================================================

APPAREL, ACCESSORIES & LUXURY GOODS-3.93%

Coach, Inc.(c)                                    37,320      1,141,246
-----------------------------------------------------------------------
Hanesbrands, Inc.(c)                              67,547      1,835,252
-----------------------------------------------------------------------
Polo Ralph Lauren Corp.                           18,225      1,126,123
-----------------------------------------------------------------------
Under Armour, Inc.-Class A(b)(c)                  16,160        705,707
=======================================================================
                                                              4,808,328
=======================================================================

APPLICATION SOFTWARE-3.59%

ANSYS, Inc.(c)                                    31,308      1,298,030
-----------------------------------------------------------------------
Cadence Design Systems, Inc.(c)                   51,280        872,273
-----------------------------------------------------------------------
Citrix Systems, Inc.(c)                           16,253        617,776
-----------------------------------------------------------------------
Solera Holdings Inc.(c)                           64,414      1,596,179
=======================================================================
                                                              4,384,258
=======================================================================

ASSET MANAGEMENT & CUSTODY BANKS-0.89%

FBR Capital Markets Corp. (Acquired 07/14/06;
  Cost $690,000)(c)(d)(e)                         46,000        440,680
-----------------------------------------------------------------------
SEI Investments Co.                               19,976        642,628
=======================================================================
                                                              1,083,308
=======================================================================

BIOTECHNOLOGY-1.90%

Cephalon, Inc.(c)                                 13,600        975,936
-----------------------------------------------------------------------
Genzyme Corp.(c)                                  11,539        858,963
-----------------------------------------------------------------------
United Therapeutics Corp.(c)                       5,000        488,250
=======================================================================
                                                              2,323,149
=======================================================================

CASINOS & GAMING-2.33%

International Game Technology                     28,859      1,267,776
-----------------------------------------------------------------------
Scientific Games Corp.-Class A(c)                 47,666      1,584,894
=======================================================================
                                                              2,852,670
=======================================================================

                                                SHARES        VALUE
-----------------------------------------------------------------------

COAL & CONSUMABLE FUELS-1.09%

Cameco Corp. (Canada)                             16,300   $    649,080
-----------------------------------------------------------------------
Peabody Energy Corp.                              11,099        684,143
=======================================================================
                                                              1,333,223
=======================================================================

COMMUNICATIONS EQUIPMENT-1.01%

Infinera Corp.(c)                                 35,590        528,156
-----------------------------------------------------------------------
Polycom, Inc.(c)                                  25,559        710,029
=======================================================================
                                                              1,238,185
=======================================================================

COMPUTER & ELECTRONICS RETAIL-0.73%

GameStop Corp.-Class A(c)                         14,435        896,558
=======================================================================

COMPUTER STORAGE & PERIPHERALS-0.29%

SanDisk Corp.(c)                                  10,673        354,023
=======================================================================

CONSTRUCTION & ENGINEERING-1.74%

Foster Wheeler Ltd.(c)                            13,732      2,128,735
=======================================================================

CONSTRUCTION & FARM MACHINERY & HEAVY
  TRUCKS-1.32%

Joy Global Inc.                                   24,543      1,615,420
=======================================================================

DATA PROCESSING & OUTSOURCED SERVICES-0.58%

Fidelity National Information Services, Inc.      17,147        713,144
=======================================================================

DIVERSIFIED COMMERCIAL & PROFESSIONAL
  SERVICES-2.63%

Corrections Corp. of America(c)                   66,189      1,953,237
-----------------------------------------------------------------------
IHS Inc.-Class A(c)                               20,890      1,265,099
=======================================================================
                                                              3,218,336
=======================================================================

DRUG RETAIL-1.05%

Shoppers Drug Mart Corp. (Canada)                 23,817      1,279,651
=======================================================================

EDUCATION SERVICES-0.88%

Apollo Group, Inc.-Class A(c)                     15,334      1,075,680
=======================================================================

ELECTRICAL COMPONENTS & EQUIPMENT-2.66%

Cooper Industries, Ltd.-Class A                   23,843      1,260,818
-----------------------------------------------------------------------
General Cable Corp.(c)                            27,206      1,993,655
=======================================================================
                                                              3,254,473
=======================================================================

ELECTRONIC EQUIPMENT MANUFACTURERS-1.22%

Amphenol Corp.-Class A                            32,100      1,488,477
=======================================================================

ENVIRONMENTAL & FACILITIES SERVICES-0.20%

EnergySolutions Inc.(c)                            9,174        247,606
=======================================================================

FERTILIZERS & AGRICULTURAL CHEMICALS-1.09%

Potash Corp. of Saskatchewan Inc. (Canada)         9,272      1,334,797
=======================================================================

AIM V.I. Dynamics Fund

                                                SHARES        VALUE
-----------------------------------------------------------------------

FOOTWEAR-1.30%

Crocs, Inc.(c)                                    43,189   $  1,589,787
=======================================================================

HEALTH CARE EQUIPMENT-5.23%

ArthroCare Corp.(b)(c)                            18,000        864,900
-----------------------------------------------------------------------
ev3 Inc.(c)                                       66,574        846,156
-----------------------------------------------------------------------
Gen-Probe Inc.(c)                                 17,000      1,069,810
-----------------------------------------------------------------------
Hologic, Inc.(b)(c)                               18,146      1,245,541
-----------------------------------------------------------------------
Kinetic Concepts, Inc.(c)                         21,973      1,176,874
-----------------------------------------------------------------------
Mindray Medical International Ltd.-ADR
  (China)                                         27,700      1,190,269
=======================================================================
                                                              6,393,550
=======================================================================

HEALTH CARE FACILITIES-0.51%

Psychiatric Solutions, Inc.(c)                    19,000        617,500
=======================================================================

HEALTH CARE SERVICES-0.79%

Express Scripts, Inc.(c)                          13,300        970,900
=======================================================================

HEALTH CARE SUPPLIES-1.52%

Immucor, Inc.(c)                                  18,232        619,706
-----------------------------------------------------------------------
Inverness Medical Innovations, Inc.(c)            22,000      1,235,960
=======================================================================
                                                              1,855,666
=======================================================================

HOME ENTERTAINMENT SOFTWARE-3.07%

Activision, Inc.(c)                               47,742      1,417,937
-----------------------------------------------------------------------
Electronic Arts Inc.(c)                           15,900        928,719
-----------------------------------------------------------------------
THQ Inc.(c)                                       49,671      1,400,226
=======================================================================
                                                              3,746,882
=======================================================================

HOUSEWARES & SPECIALTIES-1.08%

Jarden Corp.(c)                                   55,876      1,319,232
=======================================================================

INDEPENDENT POWER PRODUCERS & ENERGY
  TRADERS-0.81%

KGEN Power Corp. (Acquired 01/12/07; Cost
  $865,032)(c)(d)(f)                              61,788        988,608
=======================================================================

INDUSTRIAL CONGLOMERATES-1.97%

McDermott International, Inc.(c)                  40,697      2,402,344
=======================================================================

INDUSTRIAL MACHINERY-1.60%

Flowserve Corp.                                    9,585        922,077
-----------------------------------------------------------------------
Kaydon Corp.                                      18,954      1,033,751
=======================================================================
                                                              1,955,828
=======================================================================

INTERNET RETAIL-0.54%

Orbitz Worldwide, Inc.(c)                         77,196        656,166
=======================================================================

INTERNET SOFTWARE & SERVICES-0.52%

Akamai Technologies, Inc.(c)                      10,002        346,069
-----------------------------------------------------------------------
VistaPrint Ltd.(c)                                 6,777        290,395
=======================================================================
                                                                636,464
=======================================================================

INVESTMENT BANKING & BROKERAGE-2.16%

MF Global Ltd.(c)                                 43,311      1,362,997
-----------------------------------------------------------------------
TD Ameritrade Holding Corp.(c)                    63,924      1,282,316
=======================================================================
                                                              2,645,313
=======================================================================

                                                SHARES        VALUE
-----------------------------------------------------------------------

IT CONSULTING & OTHER SERVICES-1.71%

Cognizant Technology Solutions Corp.-Class
  A(c)                                            34,664   $  1,176,496
-----------------------------------------------------------------------
Gartner, Inc.(c)                                  52,308        918,529
=======================================================================
                                                              2,095,025
=======================================================================

LIFE SCIENCES TOOLS & SERVICES-1.66%

AMAG Pharmaceuticals, Inc.(c)                     15,002        902,070
-----------------------------------------------------------------------
Pharmaceutical Product Development, Inc.          27,800      1,122,286
=======================================================================
                                                              2,024,356
=======================================================================

MANAGED HEALTH CARE-2.44%

Aveta, Inc. (Acquired 12/21/05-05/22/06; Cost
  $1,300,095)(c)(d)(f)                            90,000        720,000
-----------------------------------------------------------------------
Humana Inc.(c)                                    17,600      1,325,456
-----------------------------------------------------------------------
WellCare Health Plans Inc.(c)                     21,947        930,772
=======================================================================
                                                              2,976,228
=======================================================================

METAL & GLASS CONTAINERS-4.50%

Crown Holdings, Inc.(c)                           74,432      1,909,181
-----------------------------------------------------------------------
Owens-Illinois, Inc.(c)                           47,288      2,340,756
-----------------------------------------------------------------------
Pactiv Corp.(c)                                   46,968      1,250,758
=======================================================================
                                                              5,500,695
=======================================================================

MULTI-LINE INSURANCE-0.53%

Genworth Financial Inc.-Class A                   25,218        641,798
=======================================================================

OIL & GAS DRILLING-2.16%

Diamond Offshore Drilling, Inc.                    7,600      1,079,200
-----------------------------------------------------------------------
Noble Corp.                                       27,700      1,565,327
=======================================================================
                                                              2,644,527
=======================================================================

OIL & GAS EQUIPMENT & SERVICES-4.54%

Cameron International Corp.(c)                    32,556      1,566,920
-----------------------------------------------------------------------
Compagnie Generale de Geophysique-Veritas
  (France)(c)(g)                                   3,905      1,096,299
-----------------------------------------------------------------------
National-Oilwell Varco Inc.(c)                    21,470      1,577,186
-----------------------------------------------------------------------
Smith International, Inc.                         17,724      1,308,918
=======================================================================
                                                              5,549,323
=======================================================================

OIL & GAS EXPLORATION & PRODUCTION-2.12%

Carrizo Oil & Gas, Inc.(c)                        22,058      1,207,675
-----------------------------------------------------------------------
Southwestern Energy Co.(c)                        24,800      1,381,856
=======================================================================
                                                              2,589,531
=======================================================================

OIL & GAS STORAGE & TRANSPORTATION-1.04%

Williams Cos., Inc. (The)                         35,400      1,266,612
=======================================================================

PHARMACEUTICALS-1.09%

Shire PLC (United Kingdom)(g)                     57,900      1,327,722
=======================================================================

REAL ESTATE MANAGEMENT & DEVELOPMENT-0.39%

Meruelo Maddux Properties, Inc.(c)               117,727        470,908
=======================================================================

REGIONAL BANKS-0.61%

Signature Bank(c)                                 22,170        748,237
=======================================================================

AIM V.I. Dynamics Fund

                                                SHARES        VALUE
-----------------------------------------------------------------------

RESTAURANTS-1.10%

Burger King Holdings Inc.                         46,963   $  1,338,915
=======================================================================

SEMICONDUCTOR EQUIPMENT-0.75%

MEMC Electronic Materials, Inc.(c)                10,292        910,739
=======================================================================

SEMICONDUCTORS-4.00%

Broadcom Corp.-Class A(c)                         37,998        993,268
-----------------------------------------------------------------------
Marvell Technology Group Ltd.(c)                  57,651        805,961
-----------------------------------------------------------------------
Maxim Integrated Products, Inc.                   22,020        583,089
-----------------------------------------------------------------------
NVIDIA Corp.(c)                                   37,997      1,292,658
-----------------------------------------------------------------------
ON Semiconductor Corp.(c)                        136,383      1,211,081
=======================================================================
                                                              4,886,057
=======================================================================

SOFT DRINKS-0.98%

Hansen Natural Corp.(c)                           27,095      1,200,038
=======================================================================

SPECIALIZED FINANCE-1.41%

IntercontinentalExchange Inc.(c)                   5,947      1,144,797
-----------------------------------------------------------------------
KKR Financial Holdings LLC                        41,133        577,919
=======================================================================
                                                              1,722,716
=======================================================================

SPECIALTY CHEMICALS-0.54%

Wacker Chemie A.G. (Germany)(g)                    2,287        654,746
=======================================================================

SPECIALTY STORES-1.20%

Dick's Sporting Goods, Inc.(c)                    35,560        987,146
-----------------------------------------------------------------------
PetSmart, Inc.                                     6,938        163,251
-----------------------------------------------------------------------
Ulta Salon Cosmetics & Fragrance Inc.(c)          18,099        310,398
=======================================================================
                                                              1,460,795
=======================================================================

STEEL-0.38%

Allegheny Technologies, Inc.                       5,362        463,277
=======================================================================

                                                SHARES        VALUE
-----------------------------------------------------------------------

TIRES & RUBBER-1.12%

Goodyear Tire & Rubber Co. (The)(c)               48,665   $  1,373,326
=======================================================================

WIRELESS TELECOMMUNICATION SERVICES-2.17%

American Tower Corp.-Class A(c)                   29,497      1,256,572
-----------------------------------------------------------------------
Crown Castle International Corp.(c)               33,654      1,400,007
=======================================================================
                                                              2,656,579
=======================================================================
    Total Common Stocks & Other Equity
      Interests (Cost $106,601,650)                         117,055,970
=======================================================================

PREFERRED STOCK-0.79%

MORTGAGE REIT'S-0.79%

Thornburg Mortgage Inc.-Series F, $2.50 Conv.
  Pfd. (Cost $1,007,500)                          40,300        967,200
=======================================================================
MONEY MARKET FUNDS-3.23%

Liquid Assets Portfolio-Institutional
  Class(h)                                     1,974,094      1,974,094
-----------------------------------------------------------------------
Premier Portfolio-Institutional Class(h)       1,974,094      1,974,094
=======================================================================
    Total Money Market Funds (Cost
      $3,948,188)                                             3,948,188
=======================================================================
TOTAL INVESTMENTS (excluding investments
  purchased with cash collateral from
  securities on loan)-99.82% (Cost
  $111,557,338)                                             121,971,358
=======================================================================

INVESTMENTS PURCHASED WITH CASH COLLATERAL
  FROM SECURITIES ON LOAN

MONEY MARKET FUNDS-2.54%

Liquid Assets Portfolio-Institutional Class
  (Cost $3,105,670)(h)(i)                      3,105,670      3,105,670
=======================================================================
TOTAL INVESTMENTS-102.36% (Cost $114,663,008)               125,077,028
=======================================================================
OTHER ASSETS LESS LIABILITIES-(2.36)%                        (2,883,259)
=======================================================================
NET ASSETS-100.00%                                         $122,193,769
_______________________________________________________________________
=======================================================================

Investment Abbreviations:

ADR    - American Depositary Receipt
Conv.  - Convertible
Pfd.   - Preferred
REIT   - Real Estate Investment Trust

Notes to Schedule of Investments:

(a) Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. and Standard & Poor's.
(b) All or a portion of this security was out on loan at December 31, 2007.
(c) Non-income producing security.
(d) Security not registered under the Securities Act of 1933, as amended (e.g., the security was purchased in a Rule 144A transaction or a Regulation D transaction). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The Fund has no rights to demand registration of these securities. The aggregate value of these securities at December 31, 2007 was $2,149,288, which represented 1.76% of the Fund's Net Assets. Unless otherwise indicated, these securities are not considered to be illiquid.
(e) Security fair valued in good faith in accordance with the procedures established by the Board of Trustees. The value of this security at December 31, 2007 represented 0.36% of the Fund's Net Assets. See Note 1A.
(f) Security considered to be illiquid. The Fund is limited to investing 15% of net assets in illiquid securities at the time of purchase. The aggregate value of these securities considered illiquid at December 31, 2007 was $1,708,608, which represented 1.40% of the Fund's Net Assets.
(g) In accordance with the procedures established by the Board of Trustees, the foreign security is fair valued using adjusted closing market prices. The aggregate value of these securities at December 31, 2007 was $3,078,767, which represented 2.52% of the Fund's Net Assets. See Note 1A.
(h) The money market fund and the Fund are affiliated by having the same investment advisor. See Note 3.
(i) The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower's return of the securities loaned. See Note 8.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM V.I. Dynamics Fund

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2007

ASSETS:

Investments, at value (Cost $107,609,150)*       $118,023,170
-------------------------------------------------------------
Investments in affiliated money market funds
  (Cost $7,053,858)                                 7,053,858
=============================================================
    Total investments (Cost $114,663,008)         125,077,028
=============================================================
Foreign currencies, at value (Cost $173)                  172
-------------------------------------------------------------
Receivables for:
  Investments sold                                    933,508
-------------------------------------------------------------
  Fund shares sold                                    256,310
-------------------------------------------------------------
  Dividends                                            41,769
-------------------------------------------------------------
Investment for trustee deferred compensation
  and retirement plans                                 19,308
=============================================================
    Total assets                                  126,328,095
_____________________________________________________________
=============================================================

LIABILITIES:

Payables for:
  Investments purchased                               799,633
-------------------------------------------------------------
  Fund shares reacquired                               85,683
-------------------------------------------------------------
  Trustee deferred compensation and retirement
    plans                                              27,349
-------------------------------------------------------------
  Due to securities lending agent                     128,570
-------------------------------------------------------------
  Collateral upon return of securities loaned       2,977,100
-------------------------------------------------------------
Accrued administrative services fees                   81,507
-------------------------------------------------------------
Accrued distribution fees -- Series II                      6
-------------------------------------------------------------
Accrued trustees' and officer's fees and
  benefits                                                311
-------------------------------------------------------------
Accrued transfer agent fees                               899
-------------------------------------------------------------
Accrued operating expenses                             33,268
=============================================================
    Total liabilities                               4,134,326
=============================================================
Net assets applicable to shares outstanding      $122,193,769
_____________________________________________________________
=============================================================

NET ASSETS CONSIST OF:

Shares of beneficial interest                    $167,105,014
-------------------------------------------------------------
Undistributed net investment income (loss)            (21,136)
-------------------------------------------------------------
Undistributed net realized gain (loss)            (55,304,075)
-------------------------------------------------------------
Unrealized appreciation                            10,413,966
=============================================================
                                                 $122,193,769
_____________________________________________________________
=============================================================

NET ASSETS:

Series I                                         $122,184,070
_____________________________________________________________
=============================================================
Series II                                        $      9,699
_____________________________________________________________
=============================================================

SHARES OUTSTANDING, $0.001 PAR VALUE PER SHARE,
  UNLIMITED NUMBER OF SHARES AUTHORIZED:

Series I                                            6,351,648
_____________________________________________________________
=============================================================
Series II                                                 509
_____________________________________________________________
=============================================================
Series I:
  Net asset value per share                      $      19.24
_____________________________________________________________
=============================================================
Series II:
  Net asset value per share                      $      19.06
_____________________________________________________________
=============================================================

* At December 31, 2007, securities with an aggregate value of $2,913,433 were on loan to brokers.
STATEMENT OF OPERATIONS

For the year ended December 31, 2007

INVESTMENT INCOME:

Dividends (net of foreign withholding taxes of
  $3,323)                                        $   504,347
------------------------------------------------------------
Dividends from affiliated money market funds
  (includes securities lending income of
  $35,585)                                           193,047
============================================================
    Total investment income                          697,394
============================================================

EXPENSES:

Advisory fees                                        984,521
------------------------------------------------------------
Administrative services fees                         378,485
------------------------------------------------------------
Custodian fees                                        20,634
------------------------------------------------------------
Distribution fees -- Series II                            31
------------------------------------------------------------
Transfer agent fees                                   13,760
------------------------------------------------------------
Trustees' and officer's fees and benefits             21,210
------------------------------------------------------------
Other                                                 44,755
============================================================
    Total expenses                                 1,463,396
============================================================
Less: Fees waived and expense offset
  arrangement(s)                                      (6,728)
============================================================
    Net expenses                                   1,456,668
============================================================
Net investment income (loss)                        (759,274)
============================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM:

Net realized gain (loss) from:
  Investment securities (includes net gains
    (losses) from securities sold to affiliates
    of $(256,760))                                17,203,023
------------------------------------------------------------
  Foreign currencies                                 (12,893)
------------------------------------------------------------
  Option contracts written                            32,650
============================================================
                                                  17,222,780
============================================================
Change in net unrealized appreciation
  (depreciation) of:
  Investment securities                           (2,754,263)
------------------------------------------------------------
  Foreign currencies                                     (44)
------------------------------------------------------------
  Option contracts written                             2,018
============================================================
                                                  (2,752,289)
============================================================
Net realized and unrealized gain                  14,470,491
============================================================
Net increase in net assets resulting from
  operations                                     $13,711,217
____________________________________________________________
============================================================

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM V.I. Dynamics Fund

STATEMENT OF CHANGES IN NET ASSETS

For the years ended December 31, 2007 and 2006

                                                                  2007            2006
------------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income (loss)                                $   (759,274)   $   (666,257)
------------------------------------------------------------------------------------------
  Net realized gain                                             17,222,780      20,090,705
------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation)          (2,752,289)     (3,354,694)
==========================================================================================
    Net increase in net assets resulting from operations        13,711,217      16,069,754
==========================================================================================
Share transactions-net:
  Series I                                                     (12,316,934)     (6,931,540)
------------------------------------------------------------------------------------------
  Series II                                                         (6,500)             --
==========================================================================================
    Net increase (decrease) in net assets resulting from
     share transactions                                        (12,323,434)     (6,931,540)
==========================================================================================
    Net increase in net assets                                   1,387,783       9,138,214
==========================================================================================

NET ASSETS:

  Beginning of year                                            120,805,986     111,667,772
==========================================================================================
  End of year (including undistributed net investment income
    (loss) of $(21,136) and $(15,897), respectively)          $122,193,769    $120,805,986
__________________________________________________________________________________________
==========================================================================================

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM V.I. Dynamics Fund

NOTES TO FINANCIAL STATEMENTS

December 31, 2007

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM V.I. Dynamics Fund (the "Fund") is a series portfolio of AIM Variable Insurance Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of twenty separate portfolios, (each constituting a "Fund"). The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies ("variable products"). Matters affecting each Fund or class will be voted on exclusively by the shareholders of such Fund or class. Current Securities and Exchange Commission ("SEC") guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each Fund or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.

    The Fund's investment objective is long-term capital growth.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy.

       A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

       Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations, including commercial paper, having 60 days or less to maturity are recorded at amortized cost which approximates value. Debt securities are subject to interest rate and credit risks. In addition, all debt securities involve some risk of default with respect to interest and/or principal payments.

       Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and may make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economical upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

       Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices.

       Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value.

       Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer's assets, general economic conditions, interest rates, investor perceptions and market liquidity.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

       The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds as received are included in the Statement of Operations as realized gain/loss for investments no longer held and as unrealized gain/loss for investments still held.

AIM V.I. Dynamics Fund


       Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain
     (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.

       The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. COUNTRY DETERMINATION -- For the purposes of making investment selection decisions and presentation in the Schedule of Investments, AIM may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer's securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America unless otherwise noted.

D. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid to separate accounts of participating insurance companies annually and recorded on ex-dividend date.

E. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund's taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

       The Fund files tax returns in the U.S. federal jurisdiction and certain other jurisdictions. Generally the Fund is subject to examinations by such taxing authorities for tax periods after 2003.

F. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.

G. ACCOUNTING ESTIMATES -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates.

H. INDEMNIFICATIONS -- Under the Trust's organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust's investment manager) is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I. FOREIGN CURRENCY TRANSLATIONS -- Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (i) sales of foreign currencies, (ii) currency gains or losses realized between the trade and settlement dates on securities transactions, and (iii) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

       The Fund may invest in foreign securities which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Taxes are accrued based on the Fund's current interpretation of tax regulations and rates that exist in the foreign markets in which the Fund invests.

J. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. Fluctuations in the value of these contracts are recorded as unrealized appreciation (depreciation) until the contracts are closed. When these contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations. The Fund could be exposed to risk, which may be in excess of the amount reflected in the Statement of Assets and Liabilities, if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

AIM V.I. Dynamics Fund

K. CALL OPTIONS WRITTEN -- The Fund may write and/or buy call options. A call option gives the purchaser of such option the right to buy, and the writer the obligation to sell, the underlying security at the stated exercise price during the option period. Options written by the Fund normally will have expiration dates between three and nine months from the date written. The exercise price of a call option may be below, equal to, or above the current market value of the underlying security at the time the option is written.

       When the Fund writes a call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability in the Statement of Assets and Liabilities. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. Realized and unrealized gains and losses on these contracts are included in the Statement of Operation. A risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised.

       When the Fund buys a call option, an amount equal to the premium paid by the Fund is recorded as an investment on the Statement of Assets and Liabilities. The amount of the investment is subsequently "marked-to-market" to reflect the current value of the option purchased. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations. A risk in buying an option is that the Fund pays a premium whether or not the option is exercised. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased.

L. PUT OPTIONS PURCHASED -- The Fund may purchase put options including options on securities indexes and/or futures contracts. By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. In return for this right, the Fund pays an option premium. The option's underlying instrument may be a security, securities index, or a futures contract. Put options may be used by the Fund to hedge securities it owns by locking in a minimum price at which the Fund can sell. If security prices fall, the put option could be exercised to offset all or a portion of the Fund's resulting losses. At the same time, because the maximum the Fund has at risk is the cost of the option, purchasing put options does not eliminate the potential for the Fund to profit from an increase in the value of the securities hedged. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations. A risk in buying an option is that the Fund pays a premium whether or not the option is exercised. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased.

M. COLLATERAL -- To the extent the Fund has pledged or segregated a security as collateral and that security is subsequently sold, it is the Fund's practice to replace such collateral no later than the next business day. This practice does not apply to securities pledged as collateral for securities lending transactions.

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.75% of the Fund's average daily net assets.

    Effective July 1, 2007, the Trustees approved a reduced contractual advisory fee schedule for the Fund. Prior to July 1, 2007, AIM had contractually waived advisory fees to the same reduced advisory fee schedule. Under the terms of the investment advisory agreement, the Fund will pay an advisory fee to AIM based on the following annual rates of the Fund's average daily net assets:

AVERAGE NET ASSETS                                             RATE
--------------------------------------------------------------------
First $250 million                                            0.745%
--------------------------------------------------------------------
Next $250 million                                             0.73%
--------------------------------------------------------------------
Next $500 million                                             0.715%
--------------------------------------------------------------------
Next $1.5 billion                                             0.70%
--------------------------------------------------------------------
Next $2.5 billion                                             0.685%
--------------------------------------------------------------------
Next $2.5 billion                                             0.67%
--------------------------------------------------------------------
Next $2.5 billion                                             0.655%
--------------------------------------------------------------------
Over $10 billion                                              0.64%
 ___________________________________________________________________
====================================================================


    AIM has contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual operating expenses (excluding certain items discussed below) of Series I shares to 1.30% and Series II shares to 1.45% of average daily net assets, through at least April 30, 2009. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the net annual operating expenses to exceed the numbers reflected above: (i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary items; (v) expenses related to a merger or reorganization, as approved by the Fund's Board of Trustees; and (vi) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, in addition to the expense reimbursement arrangement with Invesco Ltd. ("Invesco") described more fully below, the expense offset arrangements from which the Fund may benefit are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. These credits are used to pay certain expenses incurred by the Fund. AIM did not waive fees and/or reimburse expenses during the period under this expense limitation.

    Further, effective July 1, 2007, AIM has contractually agreed, through at least April 30, 2009, to waive 100% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds (excluding investments made in affiliated money market funds with cash collateral from securities loaned by the Fund). Prior to July 1, 2007, AIM had voluntarily agreed to waive 25% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds.

    For the year ended December 31, 2007, AIM waived advisory fees of $5,563.

AIM V.I. Dynamics Fund


    At the request of the Trustees of the Trust, Invesco agreed to reimburse expenses incurred by the Fund in connection with market timing matters in the AIM Funds, which may include legal, audit, shareholder reporting, communications and trustee expenses. For the year ended December 31, 2007, Invesco did not reimburse any expenses.

    The Trust has entered into a master administrative services agreement with AIM pursuant to which the Fund has agreed to pay AIM a fee for costs incurred in providing accounting services and fund administrative services to the Fund and to reimburse AIM for administrative services fees paid to insurance companies that have agreed to provide services to the participants of separate accounts. These administrative services provided by the insurance companies may include, among other things: the printing of prospectuses, financial reports and proxy statements and the delivery of the same to existing participants; the maintenance of master accounts; the facilitation of purchases and redemptions requested by the participants; and the servicing of participants' accounts. Pursuant to such agreement, for the year ended December 31, 2007, AIM was paid $50,000 for accounting and fund administrative services and reimbursed $328,485 for services provided by insurance companies.

    The Trust has entered into a transfer agency and service agreement with AIM Investment Services, Inc. ("AIS") pursuant to which the Fund has agreed to pay AIS a fee for providing transfer agency and shareholder services to the Fund and reimburse AIS for certain expenses incurred by AIS in the course of providing such services. For the year ended December 31, 2007, expenses incurred under the agreement are shown in the Statement of Operations as transfer agent fees.

    The Trust has entered into a master distribution agreement with A I M Distributors, Inc. ("ADI") to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Series II shares (the "Plan"). The Fund, pursuant to the Plan, pays ADI compensation at the annual rate of 0.25% of the Fund's average daily net assets of Series II shares. Of the Plan payments, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. For the year ended December 31, 2007, expenses incurred under the Plan are detailed in the Statement of Operations as distribution fees.

    Certain officers and trustees of the Trust are officers and directors of AIM, AIS and/or ADI.

NOTE 3--INVESTMENTS IN AFFILIATES

The Fund is permitted, pursuant to procedures approved by the Board of Trustees, to invest daily available cash balances and cash collateral from securities lending transactions in affiliated money market funds. The Fund and the money market funds below have the same investment advisor and therefore, are considered to be affiliated. The tables below show the transactions in and earnings from investments in affiliated money market funds for the year ended December 31, 2007. During the period each investment maintained a $1.00 net asset value, as such there is no realized gain/(loss) and no change in unrealized appreciation/(depreciation).


INVESTMENTS OF DAILY AVAILABLE CASH BALANCES:

                     VALUE           PURCHASES          PROCEEDS           VALUE         DIVIDEND
FUND               12/31/06           AT COST          FROM SALES         12/31/07        INCOME
-------------------------------------------------------------------------------------------------
Liquid Assets
Portfolio-Institutional
  Class           $2,966,101        $ 37,632,897      $ (38,624,904)     $1,974,094      $ 78,798
-------------------------------------------------------------------------------------------------
Premier
Portfolio-Institutional
  Class            2,966,101          37,632,897        (38,624,904)      1,974,094        78,664
=================================================================================================
  Subtotal        $5,932,202        $ 75,265,794      $ (77,249,808)     $3,948,188      $157,462
=================================================================================================


INVESTMENTS OF CASH COLLATERAL FROM SECURITIES LENDING TRANSACTIONS:

                     VALUE           PURCHASES          PROCEEDS           VALUE         DIVIDEND
FUND               12/31/06           AT COST          FROM SALES         12/31/07       INCOME*
-------------------------------------------------------------------------------------------------
Liquid Assets
Portfolio-Institutional
  Class           $       --        $ 27,992,660      $ (24,886,990)     $3,105,670      $  8,924
-------------------------------------------------------------------------------------------------
Premier
Portfolio-Institutional
  Class            2,528,752          41,164,770        (43,693,522)             --        26,661
=================================================================================================
  Subtotal        $2,528,752        $ 69,157,430      $ (68,580,512)     $3,105,670      $ 35,585
=================================================================================================
  Total
    Investments
     in
     Affiliates   $8,460,954        $144,423,224      $(145,830,320)     $7,053,858      $193,047
_________________________________________________________________________________________________
=================================================================================================

* Net of compensation to counterparties.

NOTE 4--SECURITY TRANSACTIONS WITH AFFILIATED FUNDS

The Fund is permitted to purchase or sell securities from or to certain other AIM Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment advisor (or affiliated investment advisors), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the year ended December 31, 2007, the Fund engaged in securities sales of $1,501,405, which resulted in net realized (losses) of $(256,760), and securities purchases of $1,048,087.

AIM V.I. Dynamics Fund

NOTE 5--EXPENSE OFFSET ARRANGEMENT

The expense offset arrangement is comprised of custodian credits which result from periodic overnight cash balances at the custodian. For the year ended December 31, 2007, the Fund received credits from this arrangement, which resulted in the reduction of the Fund's total expenses of $1,165.

NOTE 6--TRUSTEES' AND OFFICER'S FEES AND BENEFITS

"Trustees' and Officer's Fees and Benefits" include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and "Trustees' and Officer's Fees and Benefits" also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. "Trustees' and Officer's Fees and Benefits" include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

    During the year ended December 31, 2007, the Fund paid legal fees of $3,911 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 7--BORROWINGS

Pursuant to an exemptive order from the SEC, the Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. A loan will be secured by collateral if the Fund's aggregate borrowings from all sources exceeds 10% of the Fund's total assets. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan.

    The Fund is a party to an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000, or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM, which are parties to the credit facility, can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan.

    During the year ended December 31, 2007, the Fund did not borrow or lend under the interfund lending facility or borrow under the uncommitted unsecured revolving credit facility.

    Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and AIM, not to exceed the contractually agreed upon rate.

NOTE 8--PORTFOLIO SECURITIES LOANED

The Fund may lend portfolio securities having a market value up to one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. The Fund could also experience delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested.

    At December 31, 2007, securities with an aggregate value of $2,913,433 were on loan to brokers. The loans were secured by cash collateral of $2,977,100 received by the Fund and subsequently invested in affiliated money market funds. For the year ended December 31, 2007, the Fund received dividends on cash collateral investments of $35,585 for securities lending transactions, which are net of compensation to counterparties.

AIM V.I. Dynamics Fund

NOTE 9--OPTION CONTRACTS WRITTEN

                          TRANSACTIONS DURING THE PERIOD
-----------------------------------------------------------------------------------
                                                              CALL OPTION CONTRACTS
                                                              ---------------------
                                                              NUMBER OF    PREMIUMS
                                                              CONTRACTS    RECEIVED
-----------------------------------------------------------------------------------
Beginning of period                                              210       $ 36,370
-----------------------------------------------------------------------------------
Closed                                                          (101)       (14,631)
-----------------------------------------------------------------------------------
Expired                                                         (109)       (21,739)
===================================================================================
End of period                                                     --       $     --
___________________________________________________________________________________
===================================================================================

NOTE 10--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS

DISTRIBUTIONS TO SHAREHOLDERS:

There were no ordinary income or long-term capital gain distributions paid during the years ended December 31, 2007 and 2006.

TAX COMPONENTS OF NET ASSETS:

As of December 31, 2007, the components of net assets on a tax basis were as follows:

                                                                    2007
----------------------------------------------------------------------------
Net unrealized appreciation -- investments                      $ 10,304,528
----------------------------------------------------------------------------
Temporary book/tax differences                                       (21,137)
----------------------------------------------------------------------------
Capital loss carryforward                                        (55,194,636)
----------------------------------------------------------------------------
Shares of beneficial interest                                    167,105,014
============================================================================
  Total net assets                                              $122,193,769
____________________________________________________________________________
============================================================================


    The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's net unrealized appreciation difference is attributable primarily to losses on wash sales. The tax-basis net unrealized appreciation on investments amount includes appreciation (depreciation) on foreign currencies of ($55).

    The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

    Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

    The Fund utilized $17,314,846 of capital loss carryforward in the current period to offset net realized capital gain for federal income tax purposes. The Fund has a capital loss carryforward as of December 31, 2007 which expires as follows:

                                                                CAPITAL LOSS
EXPIRATION                                                      CARRYFORWARD*
-----------------------------------------------------------------------------
December 31, 2010                                                $55,194,636
_____________________________________________________________________________
=============================================================================

* Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

NOTE 11--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended December 31, 2007 was $148,273,556 and $159,741,278, respectively.

UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENT SECURITIES ON A TAX BASIS
-------------------------------------------------------------------------------
Aggregate unrealized appreciation of investment securities         $18,344,023
-------------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities        (8,039,440)
===============================================================================
Net unrealized appreciation of investment securities               $10,304,583
_______________________________________________________________________________
===============================================================================
Cost of investments for tax purposes is $114,772,445.

AIM V.I. Dynamics Fund

NOTE 12--RECLASSIFICATION OF PERMANENT DIFFERENCES

Primarily as a result of differing book/tax treatment of foreign currency transactions, partnerships and net operating losses, on December 31, 2007, undistributed net investment income (loss) was increased by $754,035, undistributed net realized gain (loss) was increased by $29,402 and shares of beneficial interest decreased by $783,437. This reclassification had no effect on the net assets of the Fund.

NOTE 13--SHARE INFORMATION


                                            CHANGES IN SHARES OUTSTANDING
----------------------------------------------------------------------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------
                                                                       2007(a)                         2006
                                                              --------------------------    --------------------------
                                                                SHARES         AMOUNT         SHARES         AMOUNT
----------------------------------------------------------------------------------------------------------------------
Sold:
  Series I                                                     2,185,271    $ 41,876,286     4,310,698    $ 69,372,528
======================================================================================================================
Reacquired:
  Series I                                                    (2,876,008)    (54,193,220)   (4,826,869)    (76,304,068)
----------------------------------------------------------------------------------------------------------------------
  Series II                                                         (329)         (6,500)           --              --
======================================================================================================================
                                                                (691,066)   $(12,323,434)     (516,171)   $ (6,931,540)
______________________________________________________________________________________________________________________
======================================================================================================================

(a) There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate they own 69% of the outstanding shares of the Fund. The Fund and the Fund's principal underwriter or advisor, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, AIM and/or AIM affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, AIM and or AIM affiliates including but not limited to services such as, securities brokerage, third party record keeping and account servicing and administrative services. The Trust has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

NOTE 14--SIGNIFICANT EVENT

At a meeting held on December 13, 2007, the Board of Trustees of Trust approved certain proposals to be presented for shareholder approval at a special meeting of the shareholders of the Trust intended to be held on February 29, 2008 (the "Special Meeting"). At the Special Meeting, shareholders of record as of the close of business on November 30, 2007, are entitled to vote their respective shares on several proposals that including, among others the following proposal.

    New proposed sub-advisory agreement between A I M Advisors, Inc. ("AIM") and each of AIM Funds Management Inc., Invesco Asset Management Deutschland, GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Global Asset Management (N.A.), Inc., Invesco Hong Kong Limited, Invesco Institutional (N.A.), Inc. and Invesco Senior Secured Management, Inc. (collectively, the "Affiliated Sub-Advisers") (the "New Sub-advisory Arrangements") . This proposal is intended to benefit the Fund and its shareholders by permitting AIM to utilize the additional resources and talent of these affiliated sub-advisers in managing the Fund. Because AIM would pay all of the sub-advisory fees of the sub-advisers, the new sub-advisory arrangements would not affect the fees the Fund pays pursuant to the advisory agreement. If approved by shareholders, the New Sub-advisory Arrangements are expected to become effective on or about May 1, 2008.

AIM V.I. Dynamics Fund


NOTE 15--FINANCIAL HIGHLIGHTS


The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                       SERIES I
                                                              -----------------------------------------------------------
                                                                                YEAR ENDED DECEMBER 31,
                                                              -----------------------------------------------------------
                                                                2007           2006        2005        2004        2003
-------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $  17.15       $  14.77    $  13.34    $  11.77    $   8.54
-------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                   (0.11)(a)      (0.09)      (0.04)      (0.09)      (0.07)
-------------------------------------------------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)          2.20           2.47        1.47        1.66        3.30
=========================================================================================================================
    Total from investment operations                              2.09           2.38        1.43        1.57        3.23
=========================================================================================================================
Net asset value, end of period                                $  19.24       $  17.15    $  14.77    $  13.34    $  11.77
_________________________________________________________________________________________________________________________
=========================================================================================================================
Total return(b)                                                  12.19%         16.11%      10.72%      13.34%      37.82%
_________________________________________________________________________________________________________________________
=========================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $122,184       $120,792    $111,655    $123,609    $169,269
_________________________________________________________________________________________________________________________
=========================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                  1.11%(c)       1.12%       1.16%       1.14%       1.14%
-------------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements               1.11%(c)       1.13%       1.17%       1.14%       1.15%
=========================================================================================================================
Ratio of net investment income (loss) to average net assets      (0.58)%(c)     (0.51)%     (0.29)%     (0.62)%     (0.70)%
_________________________________________________________________________________________________________________________
=========================================================================================================================
Portfolio turnover rate                                            115%           142%        110%         64%        129%
_________________________________________________________________________________________________________________________
=========================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.
(c)  Ratios are based on average daily net assets of $131,710,650.

                                                                                 SERIES II
                                                              ------------------------------------------------
                                                                                                APRIL 30, 2004
                                                                                                 COMMENCEMENT
                                                                                                   DATE) TO
                                                                  YEAR ENDED DECEMBER 31,        DECEMBER 31,
                                                              -------------------------------   --------------
                                                               2007          2006       2005         2004
--------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $17.04        $14.71     $13.32       $11.94
--------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                 (0.15)(a)     (0.12)     (0.07)       (0.07)
--------------------------------------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)        2.17          2.45       1.46         1.45
==============================================================================================================
    Total from investment operations                            2.02          2.33       1.39         1.38
==============================================================================================================
Net asset value, end of period                                $19.06        $17.04     $14.71       $13.32
______________________________________________________________________________________________________________
==============================================================================================================
Total return(b)                                                11.85%        15.84%     10.44%       11.56%
______________________________________________________________________________________________________________
==============================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $   10        $   14     $   12       $   11
______________________________________________________________________________________________________________
==============================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                1.36%(c)      1.37%      1.41%        1.40%(d)
--------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements             1.36%(c)      1.38%      1.42%        1.40%(d)
==============================================================================================================
Ratio of net investment income (loss) to average net assets    (0.83)%(c)    (0.76)%    (0.54)%      (0.88)%(d)
______________________________________________________________________________________________________________
==============================================================================================================
Portfolio turnover rate(e)                                       115%          142%       110%          64%
______________________________________________________________________________________________________________
==============================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.
(c)  Ratios are based on average daily net assets of $12,313.
(d)  Annualized.
(e) Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year.

AIM V.I. Dynamics Fund


NOTE 16--LEGAL PROCEEDINGS

Terms used in the Legal Proceedings Note are defined terms solely for the purpose of this note.


PENDING LITIGATION AND REGULATORY INQUIRIES


On August 30, 2005, the West Virginia Office of the State Auditor -- Securities Commission ("WVASC") issued a Summary Order to Cease and Desist and Notice of Right to Hearing to A I M Advisors, Inc. ("AIM") and A I M Distributors, Inc. ("ADI") (Order No. 05-1318). The WVASC makes findings of fact that AIM and ADI entered into certain arrangements permitting market timing of the AIM Funds and failed to disclose these arrangements in the prospectuses for such Funds, and conclusions of law to the effect that AIM and ADI violated the West Virginia securities laws. The WVASC orders AIM and ADI to cease any further violations and seeks to impose monetary sanctions, including restitution to affected investors, disgorgement of fees, reimbursement of investigatory, administrative and legal costs and an "administrative assessment," to be determined by the Commissioner. Initial research indicates that these damages could be limited or capped by statute. By agreement with the Commissioner of Securities, AIM's time to respond to that Order has been indefinitely suspended.

    Civil lawsuits, including purported class action and shareholder derivative suits, have been filed against certain of the AIM Funds, Invesco Funds Group, Inc. ("IFG") (the former investment advisor to certain AIM Funds), AIM, ADI and/or related entities and individuals, depending on the lawsuit, alleging:

    - that the defendants permitted improper market timing and related activity in the AIM Funds; and

    - that certain AIM Funds inadequately employed fair value pricing.

    These lawsuits allege as theories of recovery, depending on the lawsuit, violations of various provisions of the Federal and state securities laws and ERISA, negligence, breach of fiduciary duty and/or breach of contract. These lawsuits seek remedies that include, depending on the lawsuit, damages, restitution, injunctive relief, imposition of a constructive trust, removal of certain directors and/or employees, various corrective measures under ERISA, rescission of certain AIM Funds' advisory agreements and/or distribution plans and recovery of all fees paid.

    All lawsuits based on allegations of market timing, late trading and related issues have been transferred to the United States District Court for the District of Maryland (the "MDL Court"). Pursuant to an Order of the MDL Court, plaintiffs in these lawsuits consolidated their claims for pre-trial purposes into three amended complaints against various AIM- and IFG-related parties: (i) a Consolidated Amended Class Action Complaint purportedly brought on behalf of shareholders of the AIM Funds; (ii) a Consolidated Amended Fund Derivative Complaint purportedly brought on behalf of the AIM Funds and fund registrants; and (iii) an Amended Class Action Complaint for Violations of the Employee Retirement Income Securities Act ("ERISA") purportedly brought on behalf of participants in Invesco Ltd. ("Invesco") 401(k) plan. Based on orders issued by the MDL Court, all claims asserted against the AIM Funds that have been transferred to the MDL Court have been dismissed, although certain Funds remain nominal defendants in the Consolidated Amended Fund Derivative Complaint. On September 15, 2006, the MDL Court granted the Invesco defendants' motion to dismiss the Amended Class Action Complaint for Violations of ERISA and dismissed such Complaint. The plaintiff has commenced an appeal from that decision.

    IFG, AIM, ADI and/or related entities and individuals have received inquiries from numerous regulators in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, among others, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to
Section 529 college savings plans and procedures for locating lost security holders. IFG, AIM and ADI have advised the Fund that they are providing full cooperation with respect to these inquiries. Regulatory actions and/or additional civil lawsuits related to these or other issues may be filed against the AIM Funds, IFG, AIM and/or related entities and individuals in the future.

    At the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the outcome of the Pending Litigation and Regulatory Inquiries described above may have on AIM, ADI or the Fund.

AIM V.I. Dynamics Fund

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of AIM Variable Insurance Funds and Shareholders of AIM V. I. Dynamics Fund:



In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of AIM V.I. Dynamics Fund (one of the funds constituting AIM Variable Insurance Funds, hereafter referred to as the "Fund") at December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

February 12, 2008
Houston, Texas

AIM V.I. Dynamics Fund

CALCULATING YOUR ONGOING FUND EXPENSES

EXAMPLE

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service fees (12b-1); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2007, through December 31, 2007.

    The actual and hypothetical expenses in the examples below do not represent the effect of any fees or other expenses assessed in connection with a variable product; if they did, the expenses shown would be higher while the ending account values shown would be lower.

ACTUAL EXPENSES

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return.

    The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

    Please note that the expenses shown in the table are meant to highlight your ongoing costs. Therefore, the hypothetical information is useful in comparing ongoing costs, and will not help you determine the relative total costs of owning different funds.

                                                                                           HYPOTHETICAL
                                                                                     (5% ANNUAL RETURN BEFORE
                                                          ACTUAL                            EXPENSES)
                             BEGINNING           ENDING           EXPENSES           ENDING           EXPENSES        ANNUALIZED
                           ACCOUNT VALUE      ACCOUNT VALUE      PAID DURING      ACCOUNT VALUE      PAID DURING       EXPENSE
        CLASS                (7/01/07)        (12/31/07)(1)       PERIOD(2)        (12/31/07)         PERIOD(2)         RATIO
      Series I               $1,000.00           $982.60            $5.45           $1,019.71           $5.55            1.09%
      Series II               1,000.00            981.50             6.69            1,018.45            6.82            1.34

(1) The actual ending account value is based on the actual total return of the Fund for the period July 1, 2007, through December 31, 2007, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund's expense ratio and a hypothetical annual return of 5% before expenses.
(2) Expenses are equal to the Fund's annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

AIM V.I. Dynamics Fund

TRUSTEES AND OFFICERS

The address of each trustee and officer of AIM Variable Insurance Funds (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. Each trustee oversees 104 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

                                                                                       OTHER
                                  TRUSTEE                                              TRUSTEESHIP(S)/
NAME, YEAR OF BIRTH AND           AND/OR                                               DIRECTORSHIP(S)
POSITION(S) HELD WITH THE         OFFICER    PRINCIPAL OCCUPATION(S)                   HELD BY
TRUST                             SINCE      DURING PAST 5 YEARS                       TRUSTEE/ DIRECTOR
-------------------------------------------------------------------------------------------------------------------------
 Interested Persons
-------------------------------------------------------------------------------------------------------------------------

   Martin L. Flanagan(1) -- 1960  2007       Director, Chief Executive Officer and     None
   Trustee                                   President, Invesco Ltd. (ultimate parent
                                             of AIM and a global investment
                                             management firm) and, Invesco Holding
                                             Company (parent of AIM and a global
                                             investment management firm); Chairman,
                                             A I M Advisors, Inc. (registered
                                             investment advisor); Director, Chairman,
                                             Chief Executive Officer and President,
                                             IVZ Inc. (holding company); and INVESCO
                                             North American Holdings, Inc. (holding
                                             company); Chairman and President,
                                             INVESCO Group Services, Inc. (service
                                             provider); Trustee, The AIM Family of
                                             Funds(R); Vice Chairman, Investment
                                             Company Institute; and Member of
                                             Executive Board, SMU Cox School of
                                             Business

                                             Formerly: Chairman, Investment Company
                                             Institute; President, Co-Chief Executive
                                             Officer, Co-President, Chief Operating
                                             Officer and Chief Financial Officer,
                                             Franklin Resources, Inc. (global
                                             investment management organization)
-------------------------------------------------------------------------------------------------------------------------

   Philip A. Taylor(2) -- 1954    2006       Director, Chief Executive Officer and     None
   Trustee, President and                    President, AIM Mutual Fund Dealer Inc.
   Principal                                 (registered broker dealer), A I M
   Executive Officer                         Advisors, Inc., AIM Funds Management
                                             Inc. d/b/a INVESCO Enterprise Services
                                             (registered investment advisor and
                                             registered transfer agent), AIM Trimark
                                             Corporate Class Inc. (formerly AIM
                                             Trimark Global Fund Inc.) (corporate
                                             mutual fund company) and AIM Trimark
                                             Canada Fund Inc. (corporate mutual fund
                                             company), and 1371 Preferred Inc.
                                             (holding company); Director, Chairman,
                                             Chief Executive Officer and President,
                                             A I M Management Group Inc. (financial
                                             services holding company) and A I M
                                             Capital Management, Inc. (registered
                                             investment advisor); Director and
                                             President, INVESCO Funds Group, Inc.
                                             (registered investment advisor and
                                             register transfer agent) and AIM GP
                                             Canada Inc. (general partner for a
                                             limited partnership); Director, A I M
                                             Distributors, Inc. (registered broker
                                             dealer); Director and Chairman, AIM
                                             Investment Services, Inc. (registered
                                             transfer agent) and INVESCO
                                             Distributors, Inc. (registered broker
                                             dealer); Director, President and
                                             Chairman, IVZ Callco Inc. (holding
                                             company), INVESCO Inc. (holding company)
                                             and AIM Canada Holdings Inc. (holding
                                             company); Trustee, President and
                                             Principal Executive Officer of The AIM
                                             Family of Funds--Registered Trademark--
                                             (other than AIM Treasurer's Series
                                             Trust, Short-Term Investments Trust and
                                             Tax-Free Investments Trust); Trustee and
                                             Executive Vice President, The AIM Family
                                             of Funds--Registered Trademark-- (AIM
                                             Treasurer's Series Trust, Short-Term
                                             Investments Trust and Tax-Free
                                             Investments Trust only); and Manager,
                                             PowerShares Capital Management LLC

                                             Formerly: Director and Chairman, Fund
                                             Management Company (registered broker
                                             dealer); President and Principal
                                             Executive Officer, The AIM Family of
                                             Funds--Registered Trademark-- (AIM
                                             Treasurer's Series Trust, Short-Term
                                             Investments Trust and Tax-Free
                                             Investments Trust only); Chairman, AIM
                                             Canada Holdings, Inc.; President, AIM
                                             Trimark Global Fund Inc. and AIM Trimark
                                             Canada Fund Inc.; and Director, Trimark
                                             Trust (federally regulated Canadian
                                             Trust Company)
-------------------------------------------------------------------------------------------------------------------------
 Independent Trustees
-------------------------------------------------------------------------------------------------------------------------

   Bruce L. Crockett -- 1944      1993       Chairman, Crockett Technology Associates  ACE Limited (insurance company);
   Trustee and Chair                         (technology consulting company)           and Captaris, Inc. (unified
                                                                                       messaging provider)
-------------------------------------------------------------------------------------------------------------------------

   Bob R. Baker -- 1936           2004       Retired                                   None
   Trustee
-------------------------------------------------------------------------------------------------------------------------

   Frank S. Bayley -- 1939        2001       Retired                                   None
   Trustee
                                             Formerly: Partner, law firm of Baker &
                                             McKenzie and Director, Badgley Funds,
                                             Inc. (registered investment company) (2
                                             portfolios)
-------------------------------------------------------------------------------------------------------------------------

   James T. Bunch -- 1942         2004       Founder, Green, Manning & Bunch Ltd.,     None
   Trustee                                   (investment banking firm)

                                             Formerly: Director, Policy Studies, Inc.
                                             and Van Gilder Insurance Corporation
-------------------------------------------------------------------------------------------------------------------------

   Albert R. Dowden -- 1941       2000       Director of a number of public and        None
   Trustee                                   private business corporations, including
                                             the Boss Group Ltd. (private investment
                                             and management); Reich & Tang Funds
                                             (Chairman) (registered investment
                                             company) (7 portfolios), Daily Income
                                             Fund (4 portfolios), California Daily
                                             Tax Free Income Fund, Inc., Connecticut
                                             Daily Tax Free Income Fund, Inc. and New
                                             Jersey Daily Municipal Fund, Inc.,
                                             Annuity and Life Re (Holdings), Ltd.
                                             (insurance company), and Homeowners of
                                             America Holding Corporation (property
                                             casualty company)

                                             Formerly: Director, CompuDyne
                                             Corporation (provider of product and
                                             services to the public security market);
                                             Director, President and Chief Executive
                                             Officer, Volvo Group North America,
                                             Inc.; Senior Vice President, AB Volvo;
                                             Director of various affiliated Volvo
                                             companies; and Director, Magellan
                                             Insurance Company
-------------------------------------------------------------------------------------------------------------------------

   Jack M. Fields -- 1952         1997       Chief Executive Officer, Twenty First     Administaff
   Trustee                                   Century Group, Inc. (government affairs
                                             company); and Owner and Chief Executive
                                             Officer, Dos Angelos Ranch, L.P.
                                             (cattle, hunting, corporate
                                             entertainment)
                                             Formerly: Chief Executive Officer,
                                             Texana Timber LP (sustainable forestry
                                             company), and Discovery Global Education
                                             Fund (non-profit)

-------------------------------------------------------------------------------------------------------------------------

   Carl Frischling -- 1937        1993       Partner, law firm of Kramer Levin         Director, Reich & Tang Funds) (15
   Trustee                                   Naftalis and Frankel LLP                  portfolios)
-------------------------------------------------------------------------------------------------------------------------

   Prema Mathai-Davis -- 1950     1998       Formerly: Chief Executive Officer, YWCA   None
   Trustee                                   of the USA
-------------------------------------------------------------------------------------------------------------------------

   Lewis F. Pennock -- 1942       1993       Partner, law firm of Pennock & Cooper     None
   Trustee
-------------------------------------------------------------------------------------------------------------------------

   Larry Soll -- 1942             2004       Retired                                   None
   Trustee
-------------------------------------------------------------------------------------------------------------------------

   Raymond Stickel, Jr. -- 1944   2005       Retired                                   None
   Trustee                                   Formerly: Partner, Deloitte & Touche;
                                             and Director, Mainstay VP Series Funds,
                                             Inc. (25 portfolios)
-------------------------------------------------------------------------------------------------------------------------

(1) Mr. Flanagan was appointed as Trustee of the Trust on February 24, 2007. Mr. Flanagan is considered an interested person of the Trust because he is an officer of the advisor to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the advisor to the Trust.
(2) Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.

AIM V.I. Dynamics Fund

                                                                                       OTHER
                                  TRUSTEE                                              TRUSTEESHIP(S)/
NAME, YEAR OF BIRTH AND           AND/OR                                               DIRECTORSHIP(S)
POSITION(S) HELD WITH THE         OFFICER    PRINCIPAL OCCUPATION(S)                   HELD BY TRUSTEE/
TRUST                             SINCE      DURING PAST 5 YEARS                       DIRECTOR
-------------------------------------------------------------------------------------------------------------------------
 Other Officers
-------------------------------------------------------------------------------------------------------------------------

   Russell C. Burk -- 1958        2005       Senior Vice President and Senior Officer  N/A
   Senior Vice President and                 of The AIM Family of Funds--Registered
   Senior Officer                            Trademark--
                                             Formerly: Director of Compliance and
                                             Assistant General Counsel, ICON
                                             Advisers, Inc.; Financial Consultant,
                                             Merrill Lynch; General Counsel and
                                             Director of Compliance, ALPS Mutual
                                             Funds, Inc.
-------------------------------------------------------------------------------------------------------------------------

   John M. Zerr -- 1962           2006       Director, Senior Vice President,          N/A
   Senior Vice President, Chief              Secretary and General Counsel, A I M
   Legal Officer and Secretary               Management Group Inc., A I M Advisors,
                                             Inc. and A I M Capital Management, Inc.;
                                             Director, Vice President and Secretary,
                                             AIM Investment Services, Inc. and
                                             INVESCO Distributors, Inc.; Director,
                                             Senior Vice President and Secretary,
                                             A I M Distributors, Inc.; Director and
                                             Vice President, INVESCO Funds Group
                                             Inc.; Senior Vice President, Chief Legal
                                             Officer and Secretary of The AIM Family
                                             of Funds--Registered Trademark--; and
                                             Manager, PowerShares Capital Management
                                             LLC

                                             Formerly: Director, Vice President and
                                             Secretary, Fund Management Company; Vice
                                             President, A I M Capital Management,
                                             Inc.; Chief Operating Officer, Senior
                                             Vice President, General Counsel and
                                             Secretary, Liberty Ridge Capital, Inc.
                                             (an investment adviser); Vice President
                                             and Secretary, PBHG Funds (an investment
                                             company); Vice President and Secretary,
                                             PBHG Insurance Series Fund (an
                                             investment company); General Counsel and
                                             Secretary, Pilgrim Baxter Value
                                             Investors (an investment adviser); Chief
                                             Operating Officer, General Counsel and
                                             Secretary, Old Mutual Investment
                                             Partners (a broker-dealer); General
                                             Counsel and Secretary, Old Mutual Fund
                                             Services (an administrator); General
                                             Counsel and Secretary, Old Mutual
                                             Shareholder Services (a shareholder
                                             servicing center); Executive Vice
                                             President, General Counsel and
                                             Secretary, Old Mutual Capital, Inc. (an
                                             investment adviser); and Vice President
                                             and Secretary, Old Mutual Advisors Funds
                                             (an investment company)
-------------------------------------------------------------------------------------------------------------------------

   Lisa O. Brinkley -- 1959       2004       Global Compliance Director, Invesco       N/A
   Vice President                            Ltd.; and Vice President of The AIM
                                             Family of Funds--Registered Trademark--

                                             Formerly: Senior Vice President, A I M
                                             Management Group Inc. (financial
                                             services holding company); Senior Vice
                                             President and Chief Compliance Officer,
                                             A I M Advisors, Inc. and The AIM Family
                                             of Funds--Registered Trademark--; Vice
                                             President and Chief Compliance Officer,
                                             A I M Capital Management, Inc. and A I M
                                             Distributors, Inc.; Vice President, AIM
                                             Investment Services, Inc. and Fund
                                             Management Company; Senior Vice
                                             President and Chief Compliance Officer
                                             of The AIM Family of Funds--Registered
                                             Trademark--; and Senior Vice President
                                             and Compliance Director, Delaware
                                             Investments Family of Funds
-------------------------------------------------------------------------------------------------------------------------

   Kevin M. Carome -- 1956        2003       General Counsel, Secretary and Senior
   Vice President                            Managing Director, Invesco Ltd.;
                                             Director and Secretary, Invesco Holding
                                             Company Limited, IVZ, Inc. and INVESCO
                                             Group Services, Inc.; Director, INVESCO
                                             Funds Group, Inc.; Secretary, INVESCO
                                             North American Holdings, Inc.; and Vice
                                             President of The AIM Family of
                                             Funds--Registered Trademark--

                                             Formerly: Senior Managing Director,       N/A
                                             Invesco Holding Company Limited;
                                             Director, Senior Vice President,
                                             Secretary and General Counsel, A I M
                                             Management Group Inc. and A I M
                                             Advisors, Inc.; Senior Vice President,
                                             A I M Distributors, Inc.; Director,
                                             General Counsel and Vice President, Fund
                                             Management Company; Vice President,
                                             A I M Capital Management, Inc. and AIM
                                             Investment Services, Inc.; Senior Vice
                                             President, Chief Legal Officer and
                                             Secretary of The AIM Family of
                                             Funds--Registered Trademark--; Director
                                             and Vice President, INVESCO
                                             Distributors, Inc.; Chief Executive
                                             Officer and President, INVESCO Funds
                                             Group, Inc.; and Senior Vice President
                                             and General Counsel, Liberty Financial
                                             Companies, Inc.
-------------------------------------------------------------------------------------------------------------------------

   Sidney M. Dilgren -- 1961      2004       Vice President, A I M Advisors, Inc. and  N/A
   Vice President, Principal                 A I M Capital Management, Inc.; and Vice
   Financial Officer and                     President, Treasurer and Principal
   Treasurer                                 Financial Officer of The AIM Family of
                                             Funds--Registered Trademark--

                                             Formerly: Fund Treasurer, A I M
                                             Advisors, Inc.; Senior Vice President,
                                             AIM Investment Services, Inc.; and Vice
                                             President, A I M Distributors, Inc.
-------------------------------------------------------------------------------------------------------------------------

   Karen Dunn Kelley -- 1960      2004       Head of Invesco's World Wide Fixed        N/A
   Vice President                            Income and Cash Management Group;
                                             Director of Cash Management and Senior
                                             Vice President, A I M Advisors, Inc. and
                                             A I M Capital Management, Inc; Executive
                                             Vice President, A I M Distributors,
                                             Inc.; Senior Vice President, A I M
                                             Management Group Inc.; Vice President,
                                             The AIM Family of Funds--Registered
                                             Trademark-- (other than AIM Treasurer's
                                             Series Trust, Short-Term Investments
                                             Trust and Tax-Free Investments Trust);
                                             and President and Principal Executive
                                             Officer, The AIM Family of
                                             Funds--Registered Trademark-- (AIM
                                             Treasurer's Series Trust, Short-Term
                                             Investments Trust and Tax-Free
                                             Investments Trust only)
                                             Formerly: Director and President, Fund
                                             Management Company; Chief Cash
                                             Management Officer and Managing
                                             Director, A I M Capital Management,
                                             Inc.; Vice President, A I M Advisors,
                                             Inc. and The AIM Family of
                                             Funds--Registered Trademark-- (AIM
                                             Treasurer's Series Trust, Short-Term
                                             Investments Trust and Tax-Free
                                             Investments Trust only)
-------------------------------------------------------------------------------------------------------------------------

   Lance A. Rejsek -- 1967        2005       Anti-Money Laundering Compliance          N/A
   Anti-Money Laundering                     Officer, A I M Advisors, Inc., A I M
   Compliance Officer                        Capital Management, Inc., A I M
                                             Distributors, Inc., AIM Investment
                                             Services, Inc., AIM Private Asset
                                             Management, Inc. and The AIM Family of
                                             Funds--Registered Trademark--
                                             Formerly: Anti-Money Laundering
                                             Compliance Officer, Fund Management
                                             Company; and Manager of the Fraud
                                             Prevention Department, AIM Investment
                                             Services, Inc.
-------------------------------------------------------------------------------------------------------------------------

   Todd L. Spillane -- 1958       2006       Senior Vice President, A I M Management   N/A
   Chief Compliance Officer                  Group Inc.; Senior Vice President and
                                             Chief Compliance Officer, A I M
                                             Advisors, Inc. and A I M Capital
                                             Management, Inc.; Chief Compliance
                                             Officer of The AIM Family of
                                             Funds--Registered Trademark--, Invesco
                                             Global Asset Management (N.A.), Inc.,
                                             (registered investment advisor), Invesco
                                             Institutional (N.A.), Inc., (registered
                                             investment advisor), INVESCO Private
                                             Capital Investments, Inc. (holding
                                             company), Invesco Private Capital, Inc.
                                             (registered investment advisor) and
                                             Invesco Senior Secured Management, Inc.
                                             (registered investment advisor); and
                                             Vice President, A I M Distributors, Inc.
                                             and AIM Investment Services, Inc.

                                             Formerly: Vice President, A I M Capital
                                             Management, Inc. and Fund Management
                                             Company; Global Head of Product
                                             Development, AIG-Global Investment
                                             Group, Inc.; and Chief Compliance
                                             Officer and Deputy General Counsel,
                                             AIG-SunAmerica Asset Management
-------------------------------------------------------------------------------------------------------------------------

The Statement of Additional Information of the Trust includes additional information about the Fund's Trustees and is available upon request, without charge, by calling 1.800.410.4246.

OFFICE OF THE FUND            INVESTMENT ADVISOR       DISTRIBUTOR              AUDITORS
11 Greenway Plaza             A I M Advisors, Inc.     A I M Distributors,      PricewaterhouseCoopers
Suite 100                     11 Greenway Plaza        Inc.                     LLP
Houston, TX 77046-1173        Suite 100                11 Greenway Plaza        1201 Louisiana Street
                              Houston, TX 77046-1173   Suite 100                Suite 2900
                                                       Houston, TX 77046-1173   Houston, TX 77002-5678

COUNSEL TO THE FUND           COUNSEL TO THE           TRANSFER AGENT           CUSTODIAN
Ballard Spahr                 INDEPENDENT TRUSTEES     AIM Investment           State Street Bank and
Andrews & Ingersoll, LLP      Kramer, Levin, Naftalis  Services, Inc.           Trust
1735 Market Street, 51st      & Frankel LLP            P.O. Box 4739            Company
Floor                         1177 Avenue of the       Houston, TX 77210-4739   225 Franklin Street
Philadelphia, PA 19103-7599   Americas                                          Boston, MA 02110-2801
                              New York, NY 10036-2714

SECTOR EQUITY

Sectors

                                                              AIM V.I. Financial
                                                                   Services Fund
                               Annual Report to Shareholders - December 31, 2007

The Fund provides a complete list of its
holdings four times in each fiscal year,
at the quarter-ends. For the second and
fourth quarters, the lists appear in the
Fund's semiannual and annual reports to
shareholders. For the first and third
quarters, the Fund files the lists with
the Securities and Exchange Commission
(SEC) on Form N-Q. The Fund's Form N-Q
filings are available on the SEC Web site,                   [COVER GLOBE IMAGE]
sec.gov. Copies of the Fund's Forms N-Q
may be reviewed and copied at the SEC
Public Reference Room in Washington,
D.C.You can obtain information on the
operation of the Public Reference Room,
including information about duplicating
fee charges, by calling 202-942-8090 or
800-732-0330, or by electronic request at
the following E-mail address:
publicinfo@sec.gov. The SEC file numbers
for the Fund are 811-07452 and 033-57340.
The Fund's most recent portfolio holdings,
as filed on Form N-Q, have also been made
available to insurance companies issuing
variable annuity contracts and variable
life insurance policies ("variable
products") that invest in the Fund.

A description of the policies and
procedures that the Fund uses to determine
how to vote proxies relating to portfolio
securities is available without charge,
upon request, from our Client Services                       AIM V.I. FINANCIAL SERVICES FUND's investment
department at 800-410-4246 or on the AIM                                      objective is capital growth.
Web site, AIMinvestments.com. On the home
page, scroll down and click on Proxy
Policy. The information is also available
on the SEC Web site, sec.gov.

Information regarding how the Fund voted
proxies related to its portfolio
securities during the 12 months ended June
30, 2007, is available at our Web site. Go
to AIMinvestments.com, access the About Us
tab, click on Required Notices and then      UNLESS OTHERWISE STATED, INFORMATION PRESENTED IN THIS REPORT
click on Proxy Voting Activity. Next,        IS AS OF DECEMBER 31, 2007, AND IS BASED ON TOTAL NET ASSETS.
select the Fund from the drop-down menu.
The information is also available on the                   UNLESS OTHERWISE NOTED, ALL DATA IN THIS REPORT
SEC Web site, sec.gov.                                                ARE FROM A I M MANAGEMENT GROUP INC.

                                             =============================================================
                                             THIS REPORT MUST BE ACCOMPANIED OR PRECEDED BY A CURRENTLY
                                             EFFECTIVE FUND PROSPECTUS AND VARIABLE PRODUCT PROSPECTUS,
                                             WHICH CONTAIN MORE COMPLETE INFORMATION, INCLUDING SALES
                                             CHARGES AND EXPENSES. INVESTORS SHOULD READ EACH CAREFULLY
 [AIM INVESTMENTS LOGO]                      BEFORE INVESTING.
--REGISTERED TRADEMARK--                     =============================================================

                                                         NOT FDIC INSURED MAY LOSE VALUE NO BANK GUARANTEE

                                                                                  A I M DISTRIBUTORS, INC.

AIM V.I. Financial Services Fund

Management's discussion of Fund performance                                               by returning excess capital to
                                                                                          shareholders in the form of dividends and
=======================================================================================   share repurchases.
PERFORMANCE SUMMARY
                                                                                             We maintain a proprietary database of
For the year ended December 31, 2007, AIM V.I. Financial Services Fund, excluding         intrinsic value estimates and screen
variable product issuer charges, underperformed the S&P 500 Index, the S&P 500            financial companies for those of
Financials Index and the Lipper Financial Services Fund Index.                            acceptable quality. Purchase candidates
                                                                                          are subject to fundamental analysis. We
   Given the mandate of the Fund--to invest in the financials sector--the Fund's          focus on the drivers of estimated
performance relative to its broad market index was heavily influenced by the              intrinsic value such as normalized
performance of the financials sector versus the overall market. For the year, the         earnings power, marginal returns on
financials sector underperformed the broad market. (triangle) Specific stocks such as     economic equity (which adjusts for
FANNIE MAE, MERRILL LYNCH and MBIA contributed to the Fund's underperformance versus      distortions present in accounting numbers)
all benchmarks.                                                                           and sustainable growth. Additionally, we
                                                                                          strive to understand a company's ability
     Your Fund's long-term performance appears later in this report.                      and willingness to grow capital returned
                                                                                          to shareholders in the future. Finally, we
FUND VS. INDEXES                                                                          focus on quality, including competitive
                                                                                          position, management and financial
Total returns, 12/31/06-12/31/07, excluding variable product issuer charges. If           strength.
variable product issuer charges were included, returns would be lower.
                                                                                             The result is normally a 35- to
Series I Shares                                                                 -22.22%   50-stock portfolio, with investments that
Series II Shares                                                                -22.39    we believe are attractive from both a
S&P 500 Index (triangle) (Broad Market Index)                                     5.49    valuation and capital discipline
S&P 500 Financials Index (triangle)(Style-Specific Index)                       -18.63    perspective representing top holdings. In
Lipper VUF Financial Services Funds Category Average (triangle)(Peer Group)     -12.62    constructing a portfolio, we attempt to
Lipper Financial Services Funds Index (triangle)(Former Peer Group Index)       -13.81    mitigate risk in multiple ways, including
                                                                                          by diversifying holdings across industries
SOURCE: (triangle)LIPPER INC.                                                             and businesses that react in different
=======================================================================================   ways to changes in interest rates and
                                                                                          economic cycles. We believe a portfolio of
How we invest                                o Financial companies trading at a           undervalued and capital-disciplined
                                             significant discount to our estimate of      quality financial companies that
Our goal is to create wealth for             intrinsic value because of excessive         profitably grow cash flows over time
shareholders. We generally take a            short-term investor pessimism. Estimated     provides the best opportunity for superior
two-to-three year investment horizon and     intrinsic value is a measure based           long-term investment results.
invest in two primary opportunities we       primarily on the estimated future cash
believe have historically resulted in        flows generated by the businesses.           Market conditions and your Fund
superior investment returns within the
financials sector:                           o Reasonably valued financial companies      The performance of the S&P 500 Financials
                                             that demonstrate superior capital            Index for the year ended December 31,
                                             discipline                                   2007, was the second worst on record,
                                                                                          behind the recessionary year of 1990(1)
==========================================   ==========================================   (also the first official year for that
PORTFOLIO COMPOSITION                        TOP 10 EQUITY HOLDINGS*                      index). Longer data series indicate that
                                                                                          2007 was the third worst year for bank
By industry                                   1. Fannie Mae                        6.3%   stocks since 1939, with 1990 and 1974
                                              2. JPMorgan Chase & Co.              6.1    faring worse.(2) Financial stocks broadly
Other Diversified Financial Services 15.4%    3. Marsh & McLemman Cos., Inc.       5.7    declined about 20% in the second half of
Asset Management & Custody Banks     11.9     4. Citigroup Inc.                    5.5    the year as the prospect of losses in U.S.
Insurance Brokers                    10.8     5. Capital One Financial Corp.       5.1    subprime mortgage loans became evident
Thrifts & Mortgage Finance           10.7     6. Merrill Lynch & Co., Inc.         4.9    after years of loosening lending
Investment Banking & Brokerage        9.8     7. Morgan Stanley                    4.9    standards.
Regional Banks                        8.6     8. Federated Investors, Inc.
Diversified Banks                     6.3        -Class B                          4.7       The popularity of securitization,
Multi-Line Insurance                  5.9     9. Hartford Financial Services              especially collateralized debt obligations
Consumer Finance                      5.1        Group, Inc. (The)                 4.0    (CDOs), exacerbated the problem by
Property & Casualty Insurance         4.0    10. Fifth Third Bancorp               3.9    distancing lenders from accountability for
4 Other Industries, Each with                                                             loan quality. CDOs also increased exposure
Less than 3% of Total Net Assets      8.0    Total Net Assets           $88.83 million    to problem mortgage loans of some market
Money Market Funds Plus                                                                   participants beyond the lenders. The toxic
Other Assets Less Liabilities         3.5    Total Number of Holdings*              32    mix eroded trust, both in the bond market
                                                                                          and among financial companies, causing a
The Fund's holdings are subject to change,                                                "liquidity" crisis that pres-
and there is no assurance that the Fund
will continue to hold any particular
security.

*Excluding money market fund holdings.
==========================================   ==========================================

AIM V.I. Financial Services Fund

sured asset prices, created funding          result. We liquidated the Fund's position    capital and risks are spreading beyond the
challenges for financial institutions and    in MBIA. The Fund continued to own SCA       financials sector. All are hallmarks of a
constricted lending. The decline in home     because we believed it was worth more than   potential bottom. We expect turnover to
prices accelerated during 2007.              its stock price even in the event that its   increase in 2008 as we capitalize on new
                                             book of insurance were run off.              opportunities being created by the current
   The U.S. Federal Reserve Board (the                                                    bear market in financial stocks.
Fed) implemented several initiatives to         Perhaps the biggest reason that the
restore confidence in money markets          portfolio did not perform as well as we         Regardless of the macroeconomic
including reducing the federal funds         expected amid the turmoil were the sharp     environment, we remain focused on
target rate by 100 basis points (1.00%)      declines in Citigroup and Fannie Mae. We     identifying financial companies that we
beginning in September.(3) As the year       were surprised by the extent of              believe are undervalued and that exhibit
ended, investors feared that the historic    Citigroup's CDO losses, which came at a      capital discipline. We also remain
decline in home prices and the Fed's         time when the company lacked an excess       committed shareholders of the Fund. Thank
seemingly slow response to the crisis had    capital cushion to absorb sizable losses.    you for your investment in AIM V.I.
put the economy on a path to recession.      As a result of the incident, Citigroup       Financial Services Fund.
                                             also has a new CEO, Wall Street veteran
   In this incredibly difficult              Vikram Pandit. We have long been critical    Sources: (1) Bloomberg L.P.; (2) The Wall
investment backdrop for financial stocks,    of weakness in financial controls at         Street Transcript; (3) U.S. Federal
we were disappointed with the performance    Citigroup but chose to tolerate the risk     Reserve  Board
of the Fund. On a favorable note,            because of a global banking franchise that
investments in property and casualty         has among the best growth opportunities of   The views and opinions expressed in
insurance, such as ACE LIMITED and AON,      any large financial company in the world     management's discussion of Fund
and in asset management and                  and because the company hired a              performance are those of A I M Advisors,
administration, such as BANK OF NEW YORK     world-class chief financial officer in       Inc. These views and opinions are subject
MELLON, FEDERATED and STATE STREET, posted   Gary Crittenden earlier in the year. We      to change at any time based on factors
gains for the year. Additionally, the Fund   met with Gary shortly after he was hired     such as market and economic conditions.
did not have any investments in mortgage     and were impressed with his plans to bring   These views and opinions may not be relied
originators, subprime lenders or mortgage    financial discipline to Citigroup. The       upon as investment advice or
insurance, all industries that suffered      environment simply became hostile before     recommendations, or as an offer for a
mightily in the eye of the storm.            he could act. We believe Citigroup is a      particular security. The information is
                                             unique opportunity.                          not a complete analysis of every aspect of
   Significant detractors from                                                            any market, country, industry, security or
performance included CITIGROUP, MERRILL         Fannie Mae has been impacted by           the Fund. Statements of fact are from
LYNCH, FANNIE MAE and some exposure to       investor concerns about mortgage losses as   sources considered reliable, but A I M
bond insurance stocks. Merrill Lynch         well as accounting complexities that         Advisors, Inc. makes no representation or
incurred large losses in CDOs, which the     create volatility in regulatory capital      warranty as to their completeness or
company owned as a result of an aggressive   but seem to misrepresent the economic        accuracy. Although historical performance
push into the securitization business. The   performance of the company. Accounting and   is no guarantee of future results, these
company's chief executive officer (CEO),     capital standards required of the company    insights may help you understand our
Stan O'Neal, lost his job as a               seem to be in conflict, which we believe     investment management philosophy.
consequence. The Fund's position in          is inconsistent with sound regulatory
Merrill Lynch had been reduced by about a    policy and will ultimately be resolved.                       Michael J. Simon
third in the first half of 2007, before      More importantly, we expect mortgage                          Chartered Financial
the stock lost about 40% of its value,       credit losses to be manageable and expect          [SIMON     Analyst, senior portfolio
over caution about rapid growth in the       Fannie Mae will ultimately emerge an even          PHOTO]     manager, is lead manager
company's trading assets. In retrospect,     more dominate player in the mortgage                          of AIM V.I. Financial
we did not act aggressively enough.          industry.                                    Services Fund. He began his investment
Merrill Lynch remains the premiere retail                                                 career in 1989 and joined AIM in 2001. Mr.
brokerage franchise and the new CEO,            At the close of the year, the Fund        Simon earned his B.B.A. in finance from
former New York Stock Exchange chief John    continued to have significant holdings in    Texas Christian University and his M.B.A.
Thain, is well regarded. We are committed    the largest diversified U.S. financial       from the University of Chicago.
to the remaining position which we believe   companies as turnover remained low in
is undervalued.                              2007. However, we believe a broader set of                    Meggan M. Walsh
                                             opportunities have emerged within the              [WALSH     Chartered Financial
   At the beginning of the year, the         sector that are among the best we have             PHOTO]     Analyst, senior portfolio
Fund held small positions in bond insurers   seen in our careers. As expected, the                         manager, is manager of
MBIA and SECURITY CAPITAL ASSURANCE (SCA),   onset of the credit cycle has driven                          AIM V.I. Financial
both of which suffered significant           greater dispersion of valuation with the     Services Fund. She began her investment
declines amid the prospect for CDO losses    sector. We expect financial stocks to        career in 1987 and joined AIM in 1991. Ms.
and the consequent need to raise capital.    remain volatile as the economy flirts with   Walsh earned her bachelor's degree in
When we made our initial investment, we      recession and credit losses ultimately       finance from the University of Maryland
believed SCA was undervalued and MBIA had    peak, the timing of which is impossible to   and her M.B.A. from Loyola College.
a history of returning capital to            pinpoint. But financial stocks have fallen   Assisted by the Financial Services Team
shareholders. But, we also understood that   significantly, credit concerns are
the businesses were subject to above         widespread, stressed companies are raising   ==========================================
average risk and kept the positions small                                                 FOR A DISCUSSION OF THE RISKS OF INVESTING
as a                                                                                      IN YOUR FUND, INDEXES USED IN THIS REPORT
                                                                                          AND YOUR FUND'S LONG-TERM PERFORMANCE,
                                                                                          PLEASE TURN THE PAGE.
                                                                                          ==========================================

AIM V.I. Financial Services Fund

Your Fund's long-term performance

==========================================      THE PERFORMANCE OF THE FUND'S SERIES      BASED ON EXPENSES INCURRED DURING THE
AVERAGE ANNUAL TOTAL RETURNS                 I AND SERIES II SHARE CLASSES WILL DIFFER    PERIOD COVERED BY THIS REPORT.
                                             PRIMARILY DUE TO DIFFERENT CLASS EXPENSES.
As of 12/31/07                                                                               AIM V.I. FINANCIAL SERVICES FUND, A
SERIES I SHARES                                 THE PERFORMANCE DATA QUOTED REPRESENT     SERIES PORTFOLIO OF AIM VARIABLE INSURANCE
Inception (9/20/99)                  4.46%   PAST PERFORMANCE AND CANNOT GUARANTEE        FUNDS, IS CURRENTLY OFFERED THROUGH
   5 Years                           6.20    COMPARABLE FUTURE RESULTS; CURRENT           INSURANCE COMPANIES ISSUING VARIABLE
   1 Year                          -22.22    PERFORMANCE MAY BE LOWER OR HIGHER. PLEASE   PRODUCTS. YOU CANNOT PURCHASE SHARES OF
                                             CONTACT YOUR VARIABLE PRODUCT ISSUER OR      THE FUND DIRECTLY. PERFORMANCE FIGURES
SERIES II SHARES                             FINANCIAL ADVISOR FOR THE MOST RECENT        GIVEN REPRESENT THE FUND AND ARE NOT
Inception                            4.21%   MONTH-END VARIABLE PRODUCT PERFORMANCE.      INTENDED TO REFLECT ACTUAL VARIABLE
   5 Years                           5.95    PERFORMANCE FIGURES REFLECT FUND EXPENSES,   PRODUCT VALUES. THEY DO NOT REFLECT SALES
   1 Year                          -22.39    REINVESTED DISTRIBUTIONS AND CHANGES IN      CHARGES, EXPENSES AND FEES ASSESSED IN
==========================================   NET ASSET VALUE. INVESTMENT RETURN AND       CONNECTION WITH A VARIABLE PRODUCT. SALES
                                             PRINCIPAL VALUE WILL FLUCTUATE SO THAT YOU   CHARGES, EXPENSES AND FEES, WHICH ARE
SERIES II SHARES' INCEPTION DATE IS APRIL    MAY HAVE A GAIN OR LOSS WHEN YOU SELL        DETERMINED BY THE VARIABLE PRODUCT
30, 2004. RETURNS SINCE THAT DATE ARE        SHARES.                                      ISSUERS, WILL VARY AND WILL LOWER THE
HISTORICAL. ALL OTHER RETURNS ARE THE                                                     TOTAL RETURN.
BLENDED RETURNS OF THE HISTORICAL               THE TOTAL ANNUAL FUND OPERATING
PERFORMANCE OF SERIES II SHARES SINCE        EXPENSE RATIO SET FORTH IN THE MOST RECENT      THE MOST RECENT MONTH-END PERFORMANCE
THEIR INCEPTION AND THE RESTATED             FUND PROSPECTUS AS OF THE DATE OF THIS       DATA AT THE FUND LEVEL, EXCLUDING VARIABLE
HISTORICAL PERFORMANCE OF SERIES I SHARES    REPORT FOR SERIES I AND SERIES II SHARES     PRODUCT CHARGES, IS AVAILABLE ON THIS AIM
(FOR PERIODS PRIOR TO INCEPTION OF SERIES    WAS 1.13% AND 1.38%, RESPECTIVELY. THE       AUTOMATED INFORMATION LINE, 866-702-4402.
II SHARES) ADJUSTED TO REFLECT THE RULE      EXPENSE RATIOS PRESENTED ABOVE MAY VARY      AS MENTIONED ABOVE, FOR THE MOST RECENT
12B-1 FEES APPLICABLE TO SERIES II SHARES.   FROM THE EXPENSE RATIOS PRESENTED IN OTHER   MONTH-END PERFORMANCE INCLUDING VARIABLE
THE INCEPTION DATE OF SERIES I SHARES IS     SECTIONS OF THIS REPORT THAT ARE             PRODUCT CHARGES, PLEASE CONTACT YOUR
SEPTEMBER 20, 1999.                                                                       VARIABLE PRODUCT ISSUER OR FINANCIAL
                                                                                          ADVISOR.
====================================================================================================================================

Principal risks of investing in the Fund     extensive government regulation, which may   to be more volatile than other mutual
                                             change frequently. The profitability of      funds, and the value of the Fund's
Since a large percentage of the Fund's       businesses in this sector depends heavily    investments may tend to rise and fall more
assets may be invested in securities of a    on the availability and cost of money and    rapidly.
limited number of companies, each            may fluctuate significantly in response to
investment has a greater effect on the       changes to interest rates and general        About indexes used in this report
Fund's overall performance, and any change   economic conditions.
in the value of those securities could                                                    The S&P 500--REGISTERED TRADEMARK-- INDEX
significantly affect the value of your          Foreign securities have additional        is a market capitalization-weighted index
investment in the Fund.                      risks, including exchange rate changes,      covering all major areas of the U.S.
                                             political and economic upheaval, the         economy. It is not the 500 largest
   Investing in developing countries can     relative lack of information, relatively     companies, but rather the most widely held
add additional risk, such as high rates of   low market liquidity, and the potential      500 companies chosen with respect to
inflation or sharply devalued currencies     lack of strict financial and accounting      market size, liquidity, and their
against the U.S. dollar. Transaction costs   controls and standards.                      industry.
are often higher, and there may be delays
in settlement procedures.                       There is no guarantee that the               The S&P 500 FINANCIALS INDEX is a
                                             investment techniques and risk analyses      market capitalization-weighted index of
   Prices of equity securities change in     used by the Fund's portfolio managers will   companies involved in activities such as
response to many factors including the       produce the desired results.                 banking, consumer finance, investment
historical and prospective earnings of the                                                banking and brokerage, asset management,
issuer, the value of its assets, general        The prices of securities held by the      insurance and investment, and real estate,
economic conditions, interest rates,         Fund may decline in response to market       including REITs.
investor perceptions and market liquidity.   risks.
                                                                                             The Fund has elected to use the
   The financial services sector is             The Fund's investments are                LIPPER VARIABLE UNDERLYING FUNDS (VUF)
subject to                                   concentrated in a comparatively narrow       FINANCIAL SERVICES FUNDS CATEGORY AVERAGE
                                             segment of the economy. Consequently, the    as its peer
                                             Fund may tend
                                                                                                                           Continued

AIM V.I. Financial Services Fund

Past performance cannot guarantee            the dollar value of an investment, is
comparable future results.                   constructed with each segment representing
                                             a percent change in the value of the
   This chart, which is a logarithmic        investment. In this chart, each segment
chart, presents the fluctuations in the      represents a doubling, or 100% change, in
value of the Fund and its indexes. We        the value of the investment. In other
believe that a logarithmic chart is more     words, the space between $5,000 and
effective than other types of charts in      $10,000 is the same size as the space
illustrating changes in value during the     between $10,000 and $20,000, and so on.
early years shown in the chart. The
vertical axis, the one that indicates

====================================================================================================================================

Continued from previous page

group instead of the Lipper Financial        performance of the Fund may deviate          ues may differ from the net asset values
Services Funds Index. In 2006, Lipper        significantly from the performance of the    and returns reported in the Financial
began publishing VUF indexes, allowing the   indexes.                                     Highlights. Additionally, the returns and
Fund to be compared with the Lipper VUF                                                   net asset values shown throughout this
Financial Services Funds Category Average.      A direct investment cannot be made in     report are at the Fund level only and do
The unmanaged Lipper VUF Financial           an index. Unless otherwise indicated,        not include variable product issuer
Services Funds Category Average represents   index results include reinvested             charges. If such charges were included,
the average of all the variable insurance    dividends, and they do not reflect sales     the total returns would be lower.
underlying Financial Services Funds          charges. Performance of an index of funds
tracked by Lipper Inc. These funds invest    reflects fund expenses; performance of a        Industry classifications used in this
at least 65% of their portfolios in equity   market index does not.                       report are generally according to the
securities of companies engaged in                                                        Global Industry Classification Standard,
providing financial services.                Other information                            which was developed by and is the
                                                                                          exclusive property and a service mark of
   The LIPPER FINANCIAL SERVICES FUNDS       The returns shown in the management's        Morgan Stanley Capital International Inc.
INDEX is an equally weighted                 discussion of Fund performance are based     and Standard & Poor's.
representation of the largest funds in the   on net asset values calculated for
Lipper Financial Services Funds category.    shareholder transactions. Generally             The Chartered Financial
                                             accepted accounting principles require       Analyst --REGISTERED TRADEMARK--
   The Fund is not managed to track the      adjustments to be made to the net assets     (CFA --REGISTERED TRADEMARK--) designation
performance of any particular index,         of the Fund at period end for financial      is a globally recognized standard for
including the indexes defined here, and      reporting purposes, and as such, the net     measuring the competence and integrity of
consequently, the                            asset values for shareholder transactions    investment professionals.
                                             and the returns based on those net asset
                                             val-

====================================================================================================================================

                                                          [MOUNTAIN CHART]

RESULTS OF A $10,000 INVESTMENT

FUND DATA FROM 9/20/99, INDEX DATA FROM 9/30/99

                        AIM V.I. FINANCIAL                                                LIPPER VUF FINANCIAL      LIPPER FINANCIAL
                      SERVICES FUND-SERIES I                      S&P 500 FINANCIALS         SERVICES FUNDS          SERVICES FUNDS
        DATE                  SHARES            S&P 500 INDEX(1)       INDEX(1)            CATEGORY AVERAGE(1)           INDEX(1)

       9/20/99            $ 10000
          9/99               9950                   $10000                 $10000                 $10000                $10000
         10/99              11150                    10633                  11669                  11317                 11240
         11/99              11009                    10849                  11097                  10869                 10763
         12/99              11100                    11487                  10877                  10860                 10478
          1/00              10640                    10910                  10533                  10451                  9999
          2/00               9560                    10703                   9392                   9585                  9030
          3/00              10990                    11750                  11135                  11221                 10498
          4/00              10781                    11396                  10785                  10924                 10113
          5/00              11391                    11163                  11508                  11376                 10709
          6/00              11081                    11438                  10810                  11227                 10317
          7/00              12062                    11259                  11927                  12157                 11118
          8/00              13012                    11958                  13073                  13374                 12135
          9/00              13532                    11327                  13383                  13696                 12526
         10/00              13523                    11279                  13325                  13576                 12596
         11/00              12583                    10390                  12539                  12611                 12070
         12/00              13855                    10441                  13672                  13886                 13279
          1/01              13505                    10811                  13635                  13669                 13138
          2/01              12815                     9826                  12739                  13016                 12529
          3/01              12414                     9204                  12355                  12564                 12104
          4/01              12764                     9919                  12815                  13110                 12490
          5/01              13365                     9985                  13332                  13574                 12989
          6/01              13275                     9742                  13327                  13478                 12985
          7/01              13015                     9646                  13111                  13304                 12832
          8/01              12275                     9043                  12312                  12691                 12204
          9/01              11603                     8313                  11585                  11797                 11571
         10/01              11333                     8472                  11370                  11579                 11248
         11/01              12235                     9121                  12182                  12329                 12022
         12/01              12487                     9201                  12449                  12670                 12378
          1/02              12356                     9067                  12254                  12431                 12351
          2/02              12205                     8892                  12076                  12339                 12307
          3/02              12950                     9227                  12879                  13052                 12959
          4/02              12538                     8667                  12535                  12931                 12841
          5/02              12558                     8604                  12514                  12923                 12873
          6/02              12015                     7991                  11920                  12280                 12268
          7/02              11100                     7368                  10975                  11288                 11388
          8/02              11271                     7417                  11199                  11488                 11684
          9/02              10145                     6611                   9890                  10192                 10431
         10/02              10869                     7193                  10784                  10891                 10983
         11/02              11151                     7616                  11228                  11399                 11390
         12/02              10628                     7168                  10626                  10900                 10892
          1/03              10455                     6981                  10449                  10690                 10692
          2/03              10121                     6876                  10122                  10420                 10412
          3/03              10121                     6943                  10083                  10294                 10350
          4/03              11163                     7514                  11318                  11404                 11344
          5/03              11771                     7910                  11916                  12103                 12070
          6/03              11811                     8011                  11946                  12217                 12163
          7/03              12398                     8152                  12494                  12661                 12659
          8/03              12266                     8311                  12368                  12685                 12725
          9/03              12316                     8223                  12451                  12815                 12788
         10/03              13166                     8688                  13308                  13707                 13730
         11/03              13106                     8764                  13271                  13878                 13861
         12/03              13769                     9223                  13923                  14522                 14376
          1/04              14267                     9393                  14367                  14986                 14826
          2/04              14644                     9523                  14748                  15402                 15239
          3/04              14440                     9380                  14602                  15252                 15084
          4/04              13729                     9233                  13928                  14542                 14280
          5/04              13892                     9359                  14184                  14830                 14550
          6/04              13984                     9541                  14255                  14896                 14669
          7/04              13586                     9225                  13963                  14497                 14343
          8/04              13972                     9262                  14432                  14896                 14713
          9/04              13932                     9362                  14309                  14973                 14872
         10/04              13882                     9506                  14381                  15170                 15093
         11/04              14329                     9890                  14807                  15795                 15736
         12/04              14963                    10226                  15440                  16465                 16383
          1/05              14543                     9977                  15106                  16042                 15963
          2/05              14523                    10187                  15026                  16079                 15947
          3/05              13990                    10007                  14455                  15582                 15469

====================================================================================================================================

                                                                                                              SOURCE: (1)LIPPER INC.

====================================================================================================================================
                                                          [MOUNTAIN CHART]

          4/05              13907                     9817                  14471                  15426                 15226
          5/05              14327                    10129                  14867                  15741                 15706
          6/05              14532                    10144                  15080                  16050                 16095
          7/05              14798                    10521                  15318                  16415                 16582
          8/05              14460                    10425                  15050                  16216                 16257
          9/05              14501                    10509                  15190                  16384                 16310
         10/05              15106                    10334                  15669                  16667                 16518
         11/05              15802                    10724                  16404                  17482                 17282
         12/05              15846                    10728                  16439                  17618                 17354
          1/06              16189                    11012                  16587                  18003                 17772
          2/06              16386                    11042                  16923                  18287                 17981
          3/06              16355                    11180                  16973                  18496                 18186
          4/06              16957                    11330                  17708                  19079                 18722
          5/06              16221                    11004                  17056                  18370                 17999
          6/06              16025                    11018                  16951                  18268                 17903
          7/06              16335                    11086                  17371                  18468                 18065
          8/06              16605                    11350                  17573                  18845                 18237
          9/06              17176                    11642                  18305                  19525                 18856
         10/06              17643                    12021                  18750                  19970                 19276
         11/06              17695                    12249                  18866                  20209                 19512
         12/06              18454                    12421                  19595                  20870                 20113
          1/07              18527                    12609                  19768                  21120                 20276
          2/07              18029                    12363                  19179                  20587                 19845
          3/07              17912                    12501                  19038                  20490                 19677
          4/07              18781                    13055                  19825                  21248                 20244
          5/07              19246                    13510                  20281                  21785                 20754
          6/07              18505                    13285                  19440                  21085                 20073
          7/07              16969                    12874                  17925                  19677                 18616
          8/07              17054                    13067                  18201                  19781                 18792
          9/07              17308                    13555                  18612                  20408                 19199
         10/07              16874                    13770                  18276                  20510                 19048
         11/07              15146                    13195                  16861                  19009                 17930
         12/07              14351                    13103                  15945                  18173                 17336

====================================================================================================================================

AIM V.I. Financial Services Fund

SCHEDULE OF INVESTMENTS(A)

December 31, 2007


                                                SHARES        VALUE
----------------------------------------------------------------------
COMMON STOCKS & OTHER EQUITY INTERESTS-96.51%

ASSET MANAGEMENT & CUSTODY BANKS-11.87%

Bank of New York Mellon Corp. (The)               51,745   $ 2,523,086
----------------------------------------------------------------------
Blackstone Group L.P. (The)(b)                    33,065       731,729
----------------------------------------------------------------------
FBR Capital Markets Corp.(c)                      88,911       851,767
----------------------------------------------------------------------
Federated Investors, Inc.-Class B                100,701     4,144,853
----------------------------------------------------------------------
State Street Corp.                                28,257     2,294,469
======================================================================
                                                            10,545,904
======================================================================

CONSUMER FINANCE-5.11%

Capital One Financial Corp.(b)                    96,010     4,537,433
======================================================================

DIVERSIFIED BANKS-6.29%

U.S. Bancorp                                      86,501     2,745,542
----------------------------------------------------------------------
Wachovia Corp.                                    74,649     2,838,901
======================================================================
                                                             5,584,443
======================================================================

DIVERSIFIED CAPITAL MARKETS-2.15%

UBS A.G.-(Switzerland)                            41,580     1,912,680
======================================================================

INSURANCE BROKERS-10.84%

Aon Corp.                                         51,140     2,438,866
----------------------------------------------------------------------
Marsh & McLennan Cos., Inc.                      191,985     5,081,843
----------------------------------------------------------------------
National Financial Partners Corp.                 46,203     2,107,319
======================================================================
                                                             9,628,028
======================================================================

INVESTMENT BANKING & BROKERAGE-9.76%

Merrill Lynch & Co., Inc.                         80,807     4,337,720
----------------------------------------------------------------------
Morgan Stanley                                    81,510     4,328,996
======================================================================
                                                             8,666,716
======================================================================

LIFE & HEALTH INSURANCE-2.94%

Prudential Financial, Inc.                         7,853       730,643
----------------------------------------------------------------------
StanCorp Financial Group, Inc.                    37,372     1,882,801
======================================================================
                                                             2,613,444
======================================================================

                                                SHARES        VALUE
----------------------------------------------------------------------


MULTI-LINE INSURANCE-5.92%

American International Group, Inc.                29,858   $ 1,740,722
----------------------------------------------------------------------
Hartford Financial Services Group, Inc. (The)     40,402     3,522,650
======================================================================
                                                             5,263,372
======================================================================

OTHER DIVERSIFIED FINANCIAL SERVICES-15.40%

Bank of America Corp.                             80,942     3,339,667
----------------------------------------------------------------------
Citigroup Inc.                                   165,829     4,882,006
----------------------------------------------------------------------
JPMorgan Chase & Co.                             125,027     5,457,428
======================================================================
                                                            13,679,101
======================================================================

PROPERTY & CASUALTY INSURANCE-4.01%

ACE Ltd.                                          51,896     3,206,135
----------------------------------------------------------------------
Security Capital Assurance Ltd.(b)                91,487       355,884
======================================================================
                                                             3,562,019
======================================================================

REGIONAL BANKS-8.56%

Fifth Third Bancorp                              138,560     3,482,013
----------------------------------------------------------------------
Popular, Inc.(b)                                 123,280     1,306,768
----------------------------------------------------------------------
SunTrust Banks, Inc.                              33,106     2,068,794
----------------------------------------------------------------------
Zions Bancorp.                                    15,919       743,258
======================================================================
                                                             7,600,833
======================================================================

SPECIALIZED CONSUMER SERVICES-1.87%

H&R Block, Inc.                                   89,645     1,664,708
======================================================================

SPECIALIZED FINANCE-1.04%

Moody's Corp.                                     25,856       923,059
======================================================================

THRIFTS & MORTGAGE FINANCE-10.75%

Fannie Mae                                       140,316     5,609,834
----------------------------------------------------------------------
Freddie Mac                                       56,553     1,926,761
----------------------------------------------------------------------
Hudson City Bancorp, Inc.                        134,176     2,015,323
======================================================================
                                                             9,551,918
======================================================================
    Total Common Stocks & Other Equity
      Interests (Cost $89,116,989)                          85,733,658
======================================================================

AIM V.I. Financial Services Fund


                                                SHARES        VALUE
----------------------------------------------------------------------

MONEY MARKET FUNDS-1.23%

Liquid Assets Portfolio-Institutional
  Class(d)                                       545,593   $   545,593
----------------------------------------------------------------------
Premier Portfolio-Institutional Class(d)         545,593       545,593
======================================================================
    Total Money Market Funds (Cost
      $1,091,186)                                            1,091,186
======================================================================
    TOTAL INVESTMENTS (excluding investments
      purchased with cash collateral from
      securities on loan)-97.74% (Cost
      $90,208,175)                                          86,824,844
======================================================================
INVESTMENTS PURCHASED WITH CASH COLLATERAL
  FROM SECURITIES ON LOAN

MONEY MARKET FUNDS-1.65%

Liquid Assets Portfolio-Institutional Class
  (Cost $1,469,878)(d)(e)                      1,469,878     1,469,878
======================================================================
TOTAL INVESTMENTS-99.39% (Cost $91,678,053)                 88,294,722
======================================================================
OTHER ASSETS LESS LIABILITIES-0.61%                            537,485
======================================================================
NET ASSETS-100.00%                                         $88,832,207
______________________________________________________________________
======================================================================

Notes to Schedule of Investments:

(a) Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. and Standard & Poor's.
(b) All or a portion of this security was out on loan at December 31, 2007.
(c) Non-income producing security.
(d) The money market fund and the Fund are affiliated by having the same investment advisor. See Note 3.
(e) The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower's return of the securities loaned. See Note 6.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM V.I. Financial Services Fund

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2007

ASSETS:

Investments, at value (Cost $89,116,989)*       $85,733,658
-----------------------------------------------------------
Investments in affiliated money market funds
  (Cost $2,561,064)                               2,561,064
===========================================================
    Total investments (Cost $91,678,053)         88,294,722
===========================================================
Receivables for:
  Investments sold                                1,536,567
-----------------------------------------------------------
  Fund shares sold                                  400,157
-----------------------------------------------------------
  Dividends                                         209,329
-----------------------------------------------------------
Investment for trustee deferred compensation
  and retirement plans                               20,326
===========================================================
    Total assets                                 90,461,101
___________________________________________________________
===========================================================

LIABILITIES:

Payables for:
  Fund shares reacquired                             20,770
-----------------------------------------------------------
  Trustee deferred compensation and retirement
    plans                                            30,799
-----------------------------------------------------------
  Collateral upon return of securities loaned     1,469,878
-----------------------------------------------------------
Accrued administrative services fees                 62,364
-----------------------------------------------------------
Accrued distribution fees -- Series II                2,250
-----------------------------------------------------------
Accrued trustees' and officer's fees and
  benefits                                              599
-----------------------------------------------------------
Accrued transfer agent fees                           1,663
-----------------------------------------------------------
Accrued operating expenses                           40,571
===========================================================
    Total liabilities                             1,628,894
===========================================================
Net assets applicable to shares outstanding     $88,832,207
___________________________________________________________
===========================================================
NET ASSETS CONSIST OF:

Shares of beneficial interest                   $85,629,486
-----------------------------------------------------------
Undistributed net investment income               1,983,468
-----------------------------------------------------------
Undistributed net realized gain                   4,602,584
-----------------------------------------------------------
Unrealized appreciation (depreciation)           (3,383,331)
===========================================================
                                                $88,832,207
___________________________________________________________
===========================================================

NET ASSETS:

Series I                                        $85,143,804
-----------------------------------------------------------
Series II                                       $ 3,688,403
___________________________________________________________
===========================================================
SHARES OUTSTANDING, $0.001 PAR VALUE PER
  SHARE, UNLIMITED NUMBER OF SHARES
  AUTHORIZED:

Series I                                          6,943,088
-----------------------------------------------------------
Series II                                           303,112
___________________________________________________________
===========================================================
Series I:
  Net asset value per share                     $     12.26
___________________________________________________________
===========================================================
Series II:
  Net asset value per share                     $     12.17
___________________________________________________________
===========================================================

* At December 31, 2007, securities with an aggregate value of $1,429,758 were on loan to brokers.

STATEMENT OF OPERATIONS

For the year ended December 31, 2007

INVESTMENT INCOME:

Dividends (net of foreign withholding taxes
  of $34,440)                                  $  3,196,535
-----------------------------------------------------------
Dividends from affiliated money market funds
  (includes securities lending income of
  $8,567)                                           162,869
-----------------------------------------------------------
Interest                                              1,058
===========================================================
    Total investment income                       3,360,462
===========================================================
EXPENSES:

Advisory fees                                       925,203
-----------------------------------------------------------
Administrative services fees                        357,474
-----------------------------------------------------------
Custodian fees                                        6,770
-----------------------------------------------------------
Distribution fees -- Series II                        7,905
-----------------------------------------------------------
Transfer agent fees                                  13,920
-----------------------------------------------------------
Trustees' and officer's fees and benefits            20,629
-----------------------------------------------------------
Other                                                49,994
===========================================================
    Total expenses                                1,381,895
===========================================================
Less: Fees waived                                    (2,119)
===========================================================
    Net expenses                                  1,379,776
===========================================================
Net investment income                             1,980,686
===========================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM:

Net realized gain from:
  Investment securities                           5,618,683
-----------------------------------------------------------
  Foreign currencies                                 23,904
===========================================================
                                                  5,642,587
===========================================================
Change in net unrealized appreciation
  (depreciation) of:
  Investment securities                         (34,537,669)
-----------------------------------------------------------
  Foreign currencies                                     83
===========================================================
                                                (34,537,586)
===========================================================
Net realized and unrealized gain (loss)         (28,894,999)
===========================================================
Net increase (decrease) in net assets
  resulting from operations                    $(26,914,313)
___________________________________________________________
===========================================================

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM V.I. Financial Services Fund

STATEMENT OF CHANGES IN NET ASSETS

For the years ended December 31, 2007 and 2006

                                                                  2007            2006
------------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income                                       $  1,980,686    $  1,919,264
------------------------------------------------------------------------------------------
  Net realized gain                                              5,642,587       7,599,322
------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation)         (34,537,586)     10,902,597
==========================================================================================
    Net increase (decrease) in net assets resulting from
     operations                                                (26,914,313)     20,421,183
==========================================================================================
Distributions to shareholders from net investment income:
  Series I                                                      (1,843,313)     (2,166,144)
------------------------------------------------------------------------------------------
  Series II                                                        (73,636)        (20,378)
==========================================================================================
    Total distributions from net investment income              (1,916,949)     (2,186,522)
==========================================================================================
Distributions to shareholders from net realized gains:
  Series I                                                      (6,958,807)       (834,392)
------------------------------------------------------------------------------------------
  Series II                                                       (281,396)         (7,888)
==========================================================================================
    Total distributions from net realized gains                 (7,240,203)       (842,280)
==========================================================================================
    Decrease in net assets resulting from distributions         (9,157,152)     (3,028,802)
==========================================================================================
Share transactions-net:
  Series I                                                     (26,100,103)    (12,475,511)
------------------------------------------------------------------------------------------
  Series II                                                      3,247,596       1,586,646
==========================================================================================
    Net increase (decrease) in net assets resulting from
     share transactions                                        (22,852,507)    (10,888,865)
==========================================================================================
    Net increase (decrease) in net assets                      (58,923,972)      6,503,516
==========================================================================================

NET ASSETS:

  Beginning of year                                            147,756,179     141,252,663
==========================================================================================
  End of year (including undistributed net investment income
    of $1,983,468 and $1,895,827, respectively)               $ 88,832,207    $147,756,179
__________________________________________________________________________________________
==========================================================================================

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM V.I. Financial Services Fund

NOTES TO FINANCIAL STATEMENTS

December 31, 2007

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM V.I. Financial Services Fund (the "Fund") is a series portfolio of AIM Variable Insurance Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of twenty separate portfolios, (each constituting a "Fund"). The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies ("variable products"). Matters affecting each Fund or class will be voted on exclusively by the shareholders of such Fund or class. Current Securities and Exchange Commission ("SEC") guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each Fund or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.

    The Fund's investment objective is capital growth.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy.

       A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

       Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations, including commercial paper, having 60 days or less to maturity are recorded at amortized cost which approximates value. Debt securities are subject to interest rate and credit risks. In addition, all debt securities involve some risk of default with respect to interest and/or principal payments.

       Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and may make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economical upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

       Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices.

       Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value.

       Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer's assets, general economic conditions, interest rates, investor perceptions and market liquidity.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

       The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds as received are included in the Statement of Operations as realized gain/loss for investments no longer held and as unrealized gain/loss for investments still held.

AIM V.I. Financial Services Fund


       Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain
     (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.

       The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. COUNTRY DETERMINATION -- For the purposes of making investment selection decisions and presentation in the Schedule of Investments, AIM may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer's securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America unless otherwise noted.

D. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid to separate accounts of participating insurance companies annually and recorded on ex-dividend date.

E. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund's taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

       The Fund files tax returns in the U.S. federal jurisdiction and certain other jurisdictions. Generally the Fund is subject to examinations by such taxing authorities for tax periods after 2003.

F. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.

G. ACCOUNTING ESTIMATES -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates.

H. INDEMNIFICATIONS -- Under the Trust's organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust's investment manager) is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I. RISKS INVOLVED IN INVESTING IN THE FUND -- The Fund's investments are concentrated in a comparatively narrow segment of the economy. Consequently, the Fund may tend to be more volatile than other mutual funds, and the value of the Fund's investments may tend to rise and fall more rapidly.

J. FOREIGN CURRENCY TRANSLATIONS -- Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (i) sales of foreign currencies, (ii) currency gains or losses realized between the trade and settlement dates on securities transactions, and (iii) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

       The Fund may invest in foreign securities which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Taxes are accrued based on the Fund's current interpretation of tax regulations and rates that exist in the foreign markets in which the Fund invests.

K. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. Fluctuations in the value of these contracts are recorded as unrealized appreciation (depreciation) until the contracts are closed. When these contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations. The Fund could be exposed to risk, which may be in excess of the

AIM V.I. Financial Services Fund

     amount reflected in the Statement of Assets and Liabilities, if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.75% of the Fund's average daily net assets.

    Effective July 1, 2007, the Trustees approved a reduced contractual advisory fee schedule for the Fund. Prior to July 1, 2007, AIM had contractually waived advisory fees to the same reduced advisory fee schedule. Under the terms of the investment advisory agreement, the Fund will pay an advisory fee to AIM based on the annual rate of the Fund's average daily net assets as follows:

AVERAGE NET ASSETS                                            RATE
-------------------------------------------------------------------
First $250 million                                            0.75%
-------------------------------------------------------------------
Next $250 million                                             0.74%
-------------------------------------------------------------------
Next $500 million                                             0.73%
-------------------------------------------------------------------
Next $1.5 billion                                             0.72%
-------------------------------------------------------------------
Next $2.5 billion                                             0.71%
-------------------------------------------------------------------
Next $2.5 billion                                             0.70%
-------------------------------------------------------------------
Next $2.5 billion                                             0.69%
-------------------------------------------------------------------
Over $10 billion                                              0.68%
 __________________________________________________________________
===================================================================


    AIM has contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual operating expenses (excluding certain items discussed below) of Series I shares to 1.30% and Series II shares to 1.45% of average daily net assets, through at least April 30, 2009. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the net annual operating expenses to exceed the numbers reflected above: (i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary items; (v) expenses related to a merger or reorganization, as approved by the Fund's Board of Trustees; and (vi) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, in addition to the expense reimbursement arrangement with Invesco Ltd. ("Invesco") described more fully below, the expense offset arrangements from which the Fund may benefit are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. These credits are used to pay certain expenses incurred by the Fund. AIM did not waive fees and/or reimburse expenses during the period under this expense limitation.

    Further, effective July 1, 2007, AIM has contractually agreed, through at least April 30, 2009, to waive 100% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds (excluding investments made in affiliated money market funds with cash collateral from securities loaned by the Fund). Prior to July 1, 2007, AIM had voluntarily agreed to waive 25% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds.

    For the year ended December 31, 2007, AIM waived advisory fees of $2,119.

    At the request of the Trustees of the Trust, Invesco agreed to reimburse expenses incurred by the Fund in connection with market timing matters in the AIM Funds, which may include legal, audit, shareholder reporting, communications and trustee expenses. For the year ended December 31, 2007, Invesco did not reimburse any expenses.

    The Trust has entered into a master administrative services agreement with AIM pursuant to which the Fund has agreed to pay AIM a fee for costs incurred in providing accounting services and fund administrative services to the Fund and to reimburse AIM for administrative services fees paid to insurance companies that have agreed to provide services to the participants of separate accounts. These administrative services provided by the insurance companies may include, among other things: the printing of prospectuses, financial reports and proxy statements and the delivery of the same to existing participants; the maintenance of master accounts; the facilitation of purchases and redemptions requested by the participants; and the servicing of participants' accounts. Pursuant to such agreement, for the year ended December 31, 2007, AIM was paid $50,000 for accounting and fund administrative services and reimbursed $307,474 for services provided by insurance companies.

    The Trust has entered into a transfer agency and service agreement with AIM Investment Services, Inc. ("AIS") pursuant to which the Fund has agreed to pay AIS a fee for providing transfer agency and shareholder services to the Fund and reimburse AIS for certain expenses incurred by AIS in the course of providing such services. For the year ended December 31, 2007, expenses incurred under the agreement are shown in the Statement of Operations as transfer agent fees.

    The Trust has entered into a master distribution agreement with A I M Distributors, Inc. ("ADI") to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Series II shares (the "Plan"). The Fund, pursuant to the Plan, pays ADI compensation at the annual rate of 0.25% of the Fund's average daily net assets of Series II shares. Of the Plan payments, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. For the year ended December 31, 2007, expenses incurred under the Plan are detailed in the Statement of Operations as distribution fees.

    Certain officers and trustees of the Trust are officers and directors of AIM, AIS and/or ADI.

AIM V.I. Financial Services Fund

NOTE 3--INVESTMENTS IN AFFILIATES

The Fund is permitted, pursuant to procedures approved by the Board of Trustees, to invest daily available cash balances and cash collateral from securities lending transactions in affiliated money market funds. The Fund and the money market funds below have the same investment advisor and therefore, are considered to be affiliated. The tables below show the transactions in and earnings from investments in affiliated money market funds for the year ended December 31, 2007. During the period each investment maintained a $1.00 net asset value, as such there is no realized gain/(loss) and no change in unrealized appreciation/(depreciation).


INVESTMENTS OF DAILY AVAILABLE CASH BALANCES:

                                    VALUE          PURCHASES          PROCEEDS            VALUE        DIVIDEND
FUND                              12/31/06          AT COST          FROM SALES         12/31/07        INCOME
----------------------------------------------------------------------------------------------------------------
Liquid Assets
  Portfolio-Institutional
  Class                          $ 5,826,336      $16,087,971       $(21,368,714)      $  545,593      $ 77,284
----------------------------------------------------------------------------------------------------------------
Premier
  Portfolio-Institutional
  Class                            5,826,337       16,087,971        (21,368,715)         545,593        77,018
================================================================================================================
  Subtotal                       $11,652,673      $32,175,942       $(42,737,429)      $1,091,186      $154,302
________________________________________________________________________________________________________________
================================================================================================================


INVESTMENTS OF CASH COLLATERAL FROM SECURITIES LENDING TRANSACTIONS:

                                    VALUE          PURCHASES          PROCEEDS            VALUE        DIVIDEND
FUND                              12/31/06          AT COST          FROM SALES         12/31/07        INCOME*
----------------------------------------------------------------------------------------------------------------
Liquid Assets
  Portfolio-Institutional
  Class                          $        --      $105,818,362      $(104,348,484)     $1,469,878      $  8,567
================================================================================================================
  Total Investments in
    Affiliates                   $11,652,673      $137,994,304      $(147,085,913)     $2,561,064      $162,869
________________________________________________________________________________________________________________
================================================================================================================

* Net of compensation to counterparties.

NOTE 4--TRUSTEES' AND OFFICER'S FEES AND BENEFITS

"Trustees' and Officer's Fees and Benefits" include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and "Trustees' and Officer's Fees and Benefits" also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. "Trustees' and Officer's Fees and Benefits" include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

    During the year ended December 31, 2007, the Fund paid legal fees of $3,932 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 5--BORROWINGS

Pursuant to an exemptive order from the SEC, the Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. A loan will be secured by collateral if the Fund's aggregate borrowings from all sources exceeds 10% of the Fund's total assets. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan.

    The Fund is a party to an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000, or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM, which are parties to the credit facility, can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan.

    During the year ended December 31, 2007, the Fund did not borrow or lend under the interfund lending facility or borrow under the uncommitted unsecured revolving credit facility.

    Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and AIM, not to exceed the contractually agreed upon rate.

NOTE 6--PORTFOLIO SECURITIES LOANED

The Fund may lend portfolio securities having a market value up to one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end

AIM V.I. Financial Services Fund

of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. The Fund could also experience delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested.

    At December 31, 2007, securities with an aggregate value of $1,429,758 were on loan to brokers. The loans were secured by cash collateral of $1,469,878 received by the Fund and subsequently invested in an affiliated money market fund. For the year ended December 31, 2007, the Fund received dividends on cash collateral investments of $8,567 for securities lending transactions, which are net of compensation to counterparties.

NOTE 7--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS

DISTRIBUTIONS TO SHAREHOLDERS:

The tax character of distributions paid during the years ended December 31, 2007 and 2006 was as follows:

                                                                 2007          2006
--------------------------------------------------------------------------------------
Distributions paid from:
  Ordinary income                                             $2,161,740    $2,186,522
--------------------------------------------------------------------------------------
  Long-term capital gain                                       6,995,412       842,280
======================================================================================
  Total distributions                                         $9,157,152    $3,028,802
______________________________________________________________________________________
======================================================================================


TAX COMPONENTS OF NET ASSETS:

As of December 31, 2007, the components of net assets on a tax basis were as follows:

                                                                   2007
---------------------------------------------------------------------------
Undistributed ordinary income                                   $ 2,254,281
---------------------------------------------------------------------------
Undistributed long-term gain                                      5,546,886
---------------------------------------------------------------------------
Net unrealized appreciation (depreciation) -- investments        (4,251,056)
---------------------------------------------------------------------------
Temporary book/tax differences                                      (24,077)
---------------------------------------------------------------------------
Post-October Capital loss deferral                                 (323,313)
---------------------------------------------------------------------------
Shares of beneficial interest                                    85,629,486
===========================================================================
  Total net assets                                              $88,832,207
___________________________________________________________________________
===========================================================================


    The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's net unrealized appreciation (depreciation) difference is attributable primarily to losses on wash sales.

    The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

    The Fund does not have a capital loss carryforward as of December 31, 2007.

NOTE 8--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended December 31, 2007 was $10,437,951 and $33,749,909, respectively.

UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENT SECURITIES ON A TAX BASIS
------------------------------------------------------------------------------
Aggregate unrealized appreciation of investment securities       $ 12,868,399
------------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities      (17,119,455)
==============================================================================
Net unrealized appreciation (depreciation) of investment
  securities                                                     $ (4,251,056)
______________________________________________________________________________
==============================================================================
Cost of investments for tax purposes is $92,545,778.

AIM V.I. Financial Services Fund

NOTE 9--RECLASSIFICATION OF PERMANENT DIFFERENCES

Primarily as a result of differing book/tax treatment of foreign currency transactions, on December 31, 2007, undistributed net investment income was increased by $23,904 and undistributed net realized gain was decreased by $23,904. This reclassification had no effect on the net assets of the Fund.

NOTE 10--SHARE INFORMATION

                                            Changes in Shares Outstanding
----------------------------------------------------------------------------------------------------------------------
                                                                              Year ended December 31,
                                                              --------------------------------------------------------
                                                                       2007 (a)                        2006
                                                              --------------------------    --------------------------
                                                                SHARES         AMOUNT         SHARES         AMOUNT
----------------------------------------------------------------------------------------------------------------------
Sold:
  Series I                                                     1,170,982    $ 19,006,293     1,717,516    $ 28,153,085
----------------------------------------------------------------------------------------------------------------------
  Series II                                                      251,992       4,101,308        94,755       1,577,115
======================================================================================================================
Issued as reinvestment of dividends:
  Series I                                                       666,827       8,802,120       175,406       3,000,536
----------------------------------------------------------------------------------------------------------------------
  Series II                                                       27,101         355,032         1,660          28,266
======================================================================================================================
Reacquired:
  Series I                                                    (3,284,263)    (53,908,516)   (2,756,103)    (43,629,132)
----------------------------------------------------------------------------------------------------------------------
  Series II                                                      (72,050)     (1,208,744)       (1,101)        (18,735)
======================================================================================================================
                                                              (1,239,411)   $(22,852,507)     (767,867)   $(10,888,865)
______________________________________________________________________________________________________________________
======================================================================================================================

(a) There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate they own 78% of the outstanding shares of the Fund. The Fund and the Fund's principal underwriter or advisor, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, AIM and/or AIM affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, AIM and or AIM affiliates including but not limited to services such as, securities brokerage, third party record keeping and account servicing and administrative services. The Trust has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

NOTE 11--SIGNIFICANT EVENT

At a meeting held on December 13, 2007, the Board of Trustees of Trust approved certain proposals to be presented for shareholder approval at a special meeting of the shareholders of the Trust intended to be held on February 29, 2008 (the "Special Meeting"). At the Special Meeting, shareholders of record as of the close of business on November 30, 2007, are entitled to vote their respective shares on several proposals that including, among others the following proposals.

    - New proposed sub-advisory agreement between A I M Advisors, Inc. ("AIM") and each of AIM Funds Management Inc., Invesco Asset Management Deutschland, GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Global Asset Management (N.A.), Inc., Invesco Hong Kong Limited, Invesco Institutional (N.A.), Inc. and Invesco Senior Secured Management, Inc. (collectively, the "Affiliated Sub-Advisers") (the "New Sub-advisory Arrangements"). This proposal is intended to benefit the Fund and its shareholders by permitting AIM to utilize the additional resources and talent of these affiliated sub-advisers in managing the Fund. Because AIM would pay all of the sub-advisory fees of the sub-advisers, the new sub-advisory arrangements would not affect the fees the Fund pays pursuant to the advisory agreement.

    - For AIM V.I. Financial Services, changing the Fund sub-classification from diversified to non-diversified.

    If approved by shareholders, the New Sub-advisory Arrangements are expected to become effective on or about May 1, 2008.

AIM V.I. Financial Services Fund


NOTE 12--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                       SERIES I
                                                              ----------------------------------------------------------
                                                                               YEAR ENDED DECEMBER 31,
                                                              ----------------------------------------------------------
                                                               2007           2006        2005        2004        2003
------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $ 17.41       $  15.26    $  14.61    $  13.54    $  10.50
------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                          0.27(a)        0.23(a)     0.19(a)     0.15        0.08
------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                 (4.04)          2.28        0.66        1.02        3.02
========================================================================================================================
    Total from investment operations                            (3.77)          2.51        0.85        1.17        3.10
========================================================================================================================
Less distributions:
  Dividends from net investment income                          (0.29)         (0.26)      (0.20)      (0.10)      (0.06)
------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                         (1.09)         (0.10)          -           -           -
========================================================================================================================
    Total distributions                                         (1.38)         (0.36)      (0.20)      (0.10)      (0.06)
========================================================================================================================
Net asset value, end of period                                $ 12.26       $  17.41    $  15.26    $  14.61    $  13.54
________________________________________________________________________________________________________________________
========================================================================================================================
Total return(b)                                                (22.22)%        16.52%       5.84%       8.68%      29.58%
________________________________________________________________________________________________________________________
========================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $85,144       $146,092    $141,241    $203,879    $210,352
________________________________________________________________________________________________________________________
========================================================================================================================
Ratio of expenses to average net assets                          1.11%(c)       1.12%       1.12%       1.12%       1.09%
========================================================================================================================
Ratio of net investment income to average net assets             1.61%(c)       1.44%       1.30%       0.89%       0.87%
________________________________________________________________________________________________________________________
========================================================================================================================
Portfolio turnover rate                                             9%            14%         22%         67%         65%
________________________________________________________________________________________________________________________
========================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.
(c)  Ratios are based on average daily net assets of $120,198,422.

                                                                                    SERIES II
                                                              -----------------------------------------------------
                                                                                                  APRIL 30, 2004
                                                                 YEAR ENDED DECEMBER 31,        (COMMENCEMENT DATE)
                                                              ------------------------------      TO DECEMBER 31,
                                                               2007          2006      2005            2004
-------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $ 17.33       $15.23    $14.59          $13.50
-------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                          0.22(a)      0.20(a)   0.15(a)         0.12
-------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                 (4.00)        2.26      0.67            1.07
===================================================================================================================
    Total from investment operations                            (3.78)        2.46      0.82            1.19
===================================================================================================================
Less distributions:
  Dividends from net investment income                          (0.29)       (0.26)    (0.18)          (0.10)
-------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                         (1.09)       (0.10)        -               -
===================================================================================================================
    Total distributions                                         (1.38)       (0.36)    (0.18)          (0.10)
===================================================================================================================
Net asset value, end of period                                $ 12.17       $17.33    $15.23          $14.59
___________________________________________________________________________________________________________________
===================================================================================================================
Total return(b)                                                (22.39)%      16.22%     5.61%           8.85%
___________________________________________________________________________________________________________________
===================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $ 3,688       $1,664    $   11          $   11
___________________________________________________________________________________________________________________
===================================================================================================================
Ratio of expenses to average net assets                          1.36%(c)     1.37%     1.37%           1.38%(d)
===================================================================================================================
Ratio of net investment income to average net assets             1.36%(c)     1.19%     1.05%           0.63%(d)
___________________________________________________________________________________________________________________
===================================================================================================================
Portfolio turnover rate(e)                                          9%          14%       22%             67%
___________________________________________________________________________________________________________________
===================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.
(c)  Ratios are based on average daily net assets of $3,161,956.
(d)  Annualized.
(e) Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year.

AIM V.I. Financial Services Fund


NOTE 13--LEGAL PROCEEDINGS

Terms used in the Legal Proceedings Note are defined terms solely for the purpose of this note.


PENDING LITIGATION AND REGULATORY INQUIRIES


    On August 30, 2005, the West Virginia Office of the State
Auditor -- Securities Commission ("WVASC") issued a Summary Order to Cease and Desist and Notice of Right to Hearing to A I M Advisors, Inc. ("AIM") and A I M Distributors, Inc. ("ADI") (Order No. 05-1318). The WVASC makes findings of fact that AIM and ADI entered into certain arrangements permitting market timing of the AIM Funds and failed to disclose these arrangements in the prospectuses for such Funds, and conclusions of law to the effect that AIM and ADI violated the West Virginia securities laws. The WVASC orders AIM and ADI to cease any further violations and seeks to impose monetary sanctions, including restitution to affected investors, disgorgement of fees, reimbursement of investigatory, administrative and legal costs and an "administrative assessment," to be determined by the Commissioner. Initial research indicates that these damages could be limited or capped by statute. By agreement with the Commissioner of Securities, AIM's time to respond to that Order has been indefinitely suspended.

    Civil lawsuits, including purported class action and shareholder derivative suits, have been filed against certain of the AIM Funds, INVESCO Funds Group, Inc. ("IFG") (the former investment advisor to certain AIM Funds), AIM, ADI and/or related entities and individuals, depending on the lawsuit, alleging:

    - that the defendants permitted improper market timing and related activity in the AIM Funds; and

    - that certain AIM Funds inadequately employed fair value pricing.

    These lawsuits allege as theories of recovery, depending on the lawsuit, violations of various provisions of the Federal and state securities laws and ERISA, negligence, breach of fiduciary duty and/or breach of contract. These lawsuits seek remedies that include, depending on the lawsuit, damages, restitution, injunctive relief, imposition of a constructive trust, removal of certain directors and/or employees, various corrective measures under ERISA, rescission of certain AIM Funds' advisory agreements and/or distribution plans and recovery of all fees paid.

    All lawsuits based on allegations of market timing, late trading and related issues have been transferred to the United States District Court for the District of Maryland (the "MDL Court"). Pursuant to an Order of the MDL Court, plaintiffs in these lawsuits consolidated their claims for pre-trial purposes into three amended complaints against various AIM- and IFG-related parties: (i) a Consolidated Amended Class Action Complaint purportedly brought on behalf of shareholders of the AIM Funds; (ii) a Consolidated Amended Fund Derivative Complaint purportedly brought on behalf of the AIM Funds and fund registrants; and (iii) an Amended Class Action Complaint for Violations of the Employee Retirement Income Securities Act ("ERISA") purportedly brought on behalf of participants in Invesco Ltd. ("Invesco") 401(k) plan. Based on orders issued by the MDL Court, all claims asserted against the AIM Funds that have been transferred to the MDL Court have been dismissed, although certain Funds remain nominal defendants in the Consolidated Amended Fund Derivative Complaint. On September 15, 2006, the MDL Court granted the Invesco defendants' motion to dismiss the Amended Class Action Complaint for Violations of ERISA and dismissed such Complaint. The plaintiff has commenced an appeal from that decision.

    IFG, AIM, ADI and/or related entities and individuals have received inquiries from numerous regulators in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, among others, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to
Section 529 college savings plans and procedures for locating lost security holders. IFG, AIM and ADI have advised the Fund that they are providing full cooperation with respect to these inquiries. Regulatory actions and/or additional civil lawsuits related to these or other issues may be filed against the AIM Funds, IFG, AIM and/or related entities and individuals in the future.

    At the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the outcome of the Pending Litigation and Regulatory Inquiries described above may have on AIM, ADI or the Fund.

AIM V.I. Financial Services Fund

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of AIM Variable Insurance Funds and Shareholders of AIM V.I. Financial Services Fund:



In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of AIM V.I. Financial Services Fund (one of the funds constituting AIM Variable Insurance Funds, hereafter referred to as the "Fund") at December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

February 12, 2008
Houston, Texas

AIM V.I. Financial Services Fund

CALCULATING YOUR ONGOING FUND EXPENSES

EXAMPLE

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service fees (12b-1); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2007, through December 31, 2007.

    The actual and hypothetical expenses in the examples below do not represent the effect of any fees or other expenses assessed in connection with a variable product; if they did, the expenses shown would be higher while the ending account values shown would be lower.

ACTUAL EXPENSES

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return.

    The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

    Please note that the expenses shown in the table are meant to highlight your ongoing costs. Therefore, the hypothetical information is useful in comparing ongoing costs, and will not help you determine the relative total costs of owning different funds.

                                                                                  HYPOTHETICAL (5% ANNUAL RETURN
                                                          ACTUAL                         BEFORE EXPENSES)
                                              ------------------------------      ------------------------------
                             BEGINNING           ENDING           EXPENSES           ENDING           EXPENSES        ANNUALIZED
                           ACCOUNT VALUE      ACCOUNT VALUE      PAID DURING      ACCOUNT VALUE      PAID DURING       EXPENSE
        CLASS               (07/01/07)        (12/31/07)(1)       PERIOD(2)        (12/31/07)         PERIOD(2)         RATIO
      Series I               $1,000.00           $775.60            $5.15           $1,019.41           $5.85            1.15%
      Series II               1,000.00            775.20             6.26            1,018.15            7.12            1.40

(1) The actual ending account value is based on the actual total return of the Fund for the period July 1, 2007, through December 31, 2007, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund's expense ratio and a hypothetical annual return of 5% before expenses.
(2) Expenses are equal to the Fund's annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

AIM V.I. Financial Services Fund

TAX INFORMATION

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

    The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state's requirement.

    The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended December 31, 2007:

       FEDERAL AND STATE INCOME TAX

          Long-Term Capital Gain Dividends          $6,995,411
          Corporate Dividends Received
            Deduction*                                     100%

       * The above percentage is based on ordinary income dividends paid to shareholders during the Fund's fiscal year.

AIM V.I. Financial Services Fund

TRUSTEES AND OFFICERS

The address of each trustee and officer of AIM Variable Insurance Funds (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. Each trustee oversees 104 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

                                                                                       OTHER
                                  TRUSTEE                                              TRUSTEESHIP(S)/
NAME, YEAR OF BIRTH AND           AND/OR                                               DIRECTORSHIP(S)
POSITION(S) HELD WITH THE         OFFICER    PRINCIPAL OCCUPATION(S)                   HELD BY
TRUST                             SINCE      DURING PAST 5 YEARS                       TRUSTEE/ DIRECTOR
-------------------------------------------------------------------------------------------------------------------------
 Interested Persons
-------------------------------------------------------------------------------------------------------------------------

   Martin L. Flanagan(1) -- 1960  2007       Director, Chief Executive Officer and     None
   Trustee                                   President, Invesco Ltd. (ultimate parent
                                             of AIM and a global investment
                                             management firm) and, Invesco Holding
                                             Company (parent of AIM and a global
                                             investment management firm); Chairman,
                                             A I M Advisors, Inc. (registered
                                             investment advisor); Director, Chairman,
                                             Chief Executive Officer and President,
                                             IVZ Inc. (holding company); and INVESCO
                                             North American Holdings, Inc. (holding
                                             company); Chairman and President,
                                             INVESCO Group Services, Inc. (service
                                             provider); Trustee, The AIM Family of
                                             Funds(R); Vice Chairman, Investment
                                             Company Institute; and Member of
                                             Executive Board, SMU Cox School of
                                             Business

                                             Formerly: Chairman, Investment Company
                                             Institute; President, Co-Chief Executive
                                             Officer, Co-President, Chief Operating
                                             Officer and Chief Financial Officer,
                                             Franklin Resources, Inc. (global
                                             investment management organization)
-------------------------------------------------------------------------------------------------------------------------

   Philip A. Taylor(2) -- 1954    2006       Director, Chief Executive Officer and     None
   Trustee, President and                    President, AIM Mutual Fund Dealer Inc.
   Principal                                 (registered broker dealer), A I M
   Executive Officer                         Advisors, Inc., AIM Funds Management
                                             Inc. d/b/a INVESCO Enterprise Services
                                             (registered investment advisor and
                                             registered transfer agent), AIM Trimark
                                             Corporate Class Inc. (formerly AIM
                                             Trimark Global Fund Inc.) (corporate
                                             mutual fund company) and AIM Trimark
                                             Canada Fund Inc. (corporate mutual fund
                                             company), and 1371 Preferred Inc.
                                             (holding company); Director, Chairman,
                                             Chief Executive Officer and President,
                                             A I M Management Group Inc. (financial
                                             services holding company) and A I M
                                             Capital Management, Inc. (registered
                                             investment advisor); Director and
                                             President, INVESCO Funds Group, Inc.
                                             (registered investment advisor and
                                             register transfer agent) and AIM GP
                                             Canada Inc. (general partner for a
                                             limited partnership); Director, A I M
                                             Distributors, Inc. (registered broker
                                             dealer); Director and Chairman, AIM
                                             Investment Services, Inc. (registered
                                             transfer agent) and INVESCO
                                             Distributors, Inc. (registered broker
                                             dealer); Director, President and
                                             Chairman, IVZ Callco Inc. (holding
                                             company), INVESCO Inc. (holding company)
                                             and AIM Canada Holdings Inc. (holding
                                             company); Trustee, President and
                                             Principal Executive Officer of The AIM
                                             Family of Funds--Registered Trademark--
                                             (other than AIM Treasurer's Series
                                             Trust, Short-Term Investments Trust and
                                             Tax-Free Investments Trust); Trustee and
                                             Executive Vice President, The AIM Family
                                             of Funds--Registered Trademark-- (AIM
                                             Treasurer's Series Trust, Short-Term
                                             Investments Trust and Tax-Free
                                             Investments Trust only); and Manager,
                                             PowerShares Capital Management LLC

                                             Formerly: Director and Chairman, Fund
                                             Management Company (registered broker
                                             dealer); President and Principal
                                             Executive Officer, The AIM Family of
                                             Funds--Registered Trademark-- (AIM
                                             Treasurer's Series Trust, Short-Term
                                             Investments Trust and Tax-Free
                                             Investments Trust only); Chairman, AIM
                                             Canada Holdings, Inc.; President, AIM
                                             Trimark Global Fund Inc. and AIM Trimark
                                             Canada Fund Inc.; and Director, Trimark
                                             Trust (federally regulated Canadian
                                             Trust Company)
-------------------------------------------------------------------------------------------------------------------------
 Independent Trustees
-------------------------------------------------------------------------------------------------------------------------

   Bruce L. Crockett -- 1944      1993       Chairman, Crockett Technology Associates  ACE Limited (insurance company);
   Trustee and Chair                         (technology consulting company)           and Captaris, Inc. (unified
                                                                                       messaging provider)
-------------------------------------------------------------------------------------------------------------------------

   Bob R. Baker -- 1936           2004       Retired                                   None
   Trustee
-------------------------------------------------------------------------------------------------------------------------

   Frank S. Bayley -- 1939        2001       Retired                                   None
   Trustee
                                             Formerly: Partner, law firm of Baker &
                                             McKenzie and Director, Badgley Funds,
                                             Inc. (registered investment company) (2
                                             portfolios)
-------------------------------------------------------------------------------------------------------------------------

   James T. Bunch -- 1942         2004       Founder, Green, Manning & Bunch Ltd.,     None
   Trustee                                   (investment banking firm);
                                             Formerly: Director, Policy Studies, Inc.
                                             and Van Gilder Insurance Corporation
-------------------------------------------------------------------------------------------------------------------------

   Albert R. Dowden -- 1941       2000       Director of a number of public and        None
   Trustee                                   private business corporations, including
                                             the Boss Group Ltd. (private investment
                                             and management); Reich & Tang Funds
                                             (Chairman) (registered investment
                                             company) (7 portfolios), Daily Income
                                             Fund (4 portfolios), California Daily
                                             Tax Free Income Fund, Inc., Connecticut
                                             Daily Tax Free Income Fund, Inc. and New
                                             Jersey Daily Municipal Fund, Inc.,
                                             Annuity and Life Re (Holdings), Ltd.
                                             (insurance company), and Homeowners of
                                             America Holding Corporation (property
                                             casualty company)

                                             Formerly: Director, CompuDyne
                                             Corporation (provider of product and
                                             services to the public security market);
                                             Director, President and Chief Executive
                                             Officer, Volvo Group North America,
                                             Inc.; Senior Vice President, AB Volvo;
                                             Director of various affiliated Volvo
                                             companies; and Director, Magellan
                                             Insurance Company
-------------------------------------------------------------------------------------------------------------------------

   Jack M. Fields -- 1952         1997       Chief Executive Officer, Twenty First     Administaff
   Trustee                                   Century Group, Inc. (government affairs
                                             company); and Owner and Chief Executive
                                             Officer, Dos Angelos Ranch, L.P.
                                             (cattle, hunting, corporate
                                             entertainment)
                                             Formerly: Chief Executive Officer,
                                             Texana Timber LP (sustainable forestry
                                             company), and Discovery Global Education
                                             Fund (non-profit)

-------------------------------------------------------------------------------------------------------------------------

   Carl Frischling -- 1937        1993       Partner, law firm of Kramer Levin         Director, Reich & Tang Funds) (15
   Trustee                                   Naftalis and Frankel LLP                  portfolios)
-------------------------------------------------------------------------------------------------------------------------

   Prema Mathai-Davis -- 1950     1998       Formerly: Chief Executive Officer, YWCA   None
   Trustee                                   of the USA
-------------------------------------------------------------------------------------------------------------------------

   Lewis F. Pennock -- 1942       1993       Partner, law firm of Pennock & Cooper     None
   Trustee
-------------------------------------------------------------------------------------------------------------------------

   Larry Soll -- 1942             2004       Retired                                   None
   Trustee
-------------------------------------------------------------------------------------------------------------------------

   Raymond Stickel, Jr. -- 1944   2005       Retired                                   None
   Trustee                                   Formerly: Partner, Deloitte & Touche;
                                             and Director, Mainstay VP Series Funds,
                                             Inc. (25 portfolios)
-------------------------------------------------------------------------------------------------------------------------

(1) Mr. Flanagan was appointed as Trustee of the Trust on February 24, 2007. Mr. Flanagan is considered an interested person of the Trust because he is an officer of the advisor to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the advisor to the Trust.
(2) Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.

AIM V.I. Financial Services Fund

                                                                                       OTHER
                                  TRUSTEE                                              TRUSTEESHIP(S)/
NAME, YEAR OF BIRTH AND           AND/OR                                               DIRECTORSHIP(S)
POSITION(S) HELD WITH THE         OFFICER    PRINCIPAL OCCUPATION(S)                   HELD BY TRUSTEE/
TRUST                             SINCE      DURING PAST 5 YEARS                       DIRECTOR
-------------------------------------------------------------------------------------------------------------------------
 Other Officers
-------------------------------------------------------------------------------------------------------------------------

   Russell C. Burk -- 1958        2005       Senior Vice President and Senior Officer  N/A
   Senior Vice President and                 of The AIM Family of Funds--Registered
   Senior Officer                            Trademark--
                                             Formerly: Director of Compliance and
                                             Assistant General Counsel, ICON
                                             Advisers, Inc.; Financial Consultant,
                                             Merrill Lynch; General Counsel and
                                             Director of Compliance, ALPS Mutual
                                             Funds, Inc.
-------------------------------------------------------------------------------------------------------------------------

   John M. Zerr -- 1962           2006       Director, Senior Vice President,          N/A
   Senior Vice President, Chief              Secretary and General Counsel, A I M
   Legal Officer and Secretary               Management Group Inc., A I M Advisors,
                                             Inc. and A I M Capital Management, Inc.;
                                             Director, Vice President and Secretary,
                                             AIM Investment Services, Inc. and
                                             INVESCO Distributors, Inc.; Director,
                                             Senior Vice President and Secretary,
                                             A I M Distributors, Inc.; Director and
                                             Vice President, INVESCO Funds Group
                                             Inc.; Senior Vice President, Chief Legal
                                             Officer and Secretary of The AIM Family
                                             of Funds--Registered Trademark--; and
                                             Manager, PowerShares Capital Management
                                             LLC

                                             Formerly: Director, Vice President and
                                             Secretary, Fund Management Company; Vice
                                             President, A I M Capital Management,
                                             Inc.; Chief Operating Officer, Senior
                                             Vice President, General Counsel and
                                             Secretary, Liberty Ridge Capital, Inc.
                                             (an investment adviser); Vice President
                                             and Secretary, PBHG Funds (an investment
                                             company); Vice President and Secretary,
                                             PBHG Insurance Series Fund (an
                                             investment company); General Counsel and
                                             Secretary, Pilgrim Baxter Value
                                             Investors (an investment adviser); Chief
                                             Operating Officer, General Counsel and
                                             Secretary, Old Mutual Investment
                                             Partners (a broker-dealer); General
                                             Counsel and Secretary, Old Mutual Fund
                                             Services (an administrator); General
                                             Counsel and Secretary, Old Mutual
                                             Shareholder Services (a shareholder
                                             servicing center); Executive Vice
                                             President, General Counsel and
                                             Secretary, Old Mutual Capital, Inc. (an
                                             investment adviser); and Vice President
                                             and Secretary, Old Mutual Advisors Funds
                                             (an investment company)
-------------------------------------------------------------------------------------------------------------------------

   Lisa O. Brinkley -- 1959       2004       Global Compliance Director, Invesco       N/A
   Vice President                            Ltd.; and Vice President of The AIM
                                             Family of Funds--Registered Trademark--

                                             Formerly: Senior Vice President, A I M
                                             Management Group Inc. (financial
                                             services holding company); Senior Vice
                                             President and Chief Compliance Officer,
                                             A I M Advisors, Inc. and The AIM Family
                                             of Funds--Registered Trademark--; Vice
                                             President and Chief Compliance Officer,
                                             A I M Capital Management, Inc. and A I M
                                             Distributors, Inc.; Vice President, AIM
                                             Investment Services, Inc. and Fund
                                             Management Company; Senior Vice
                                             President and Chief Compliance Officer
                                             of The AIM Family of Funds--Registered
                                             Trademark--; and Senior Vice President
                                             and Compliance Director, Delaware
                                             Investments Family of Funds
-------------------------------------------------------------------------------------------------------------------------

   Kevin M. Carome -- 1956        2003       General Counsel, Secretary and Senior
   Vice President                            Managing Director, Invesco Ltd.;
                                             Director and Secretary, Invesco Holding
                                             Company Limited, IVZ, Inc. and INVESCO
                                             Group Services, Inc.; Director, INVESCO
                                             Funds Group, Inc.; Secretary, INVESCO
                                             North American Holdings, Inc.; and Vice
                                             President of The AIM Family of
                                             Funds--Registered Trademark--

                                             Formerly: Senior Managing Director,       N/A
                                             Invesco Holding Company Limited;
                                             Director, Senior Vice President,
                                             Secretary and General Counsel, A I M
                                             Management Group Inc. and A I M
                                             Advisors, Inc.; Senior Vice President,
                                             A I M Distributors, Inc.; Director,
                                             General Counsel and Vice President, Fund
                                             Management Company; Vice President,
                                             A I M Capital Management, Inc. and AIM
                                             Investment Services, Inc.; Senior Vice
                                             President, Chief Legal Officer and
                                             Secretary of The AIM Family of
                                             Funds--Registered Trademark--; Director
                                             and Vice President, INVESCO
                                             Distributors, Inc.; Chief Executive
                                             Officer and President, INVESCO Funds
                                             Group, Inc.; and Senior Vice President
                                             and General Counsel, Liberty Financial
                                             Companies, Inc.
-------------------------------------------------------------------------------------------------------------------------

   Sidney M. Dilgren -- 1961      2004       Vice President, A I M Advisors, Inc. and  N/A
   Vice President, Principal                 A I M Capital Management, Inc.; and Vice
   Financial Officer and                     President, Treasurer and Principal
   Treasurer                                 Financial Officer of The AIM Family of
                                             Funds--Registered Trademark--

                                             Formerly: Fund Treasurer, A I M
                                             Advisors, Inc.; Senior Vice President,
                                             AIM Investment Services, Inc.; and Vice
                                             President, A I M Distributors, Inc.
-------------------------------------------------------------------------------------------------------------------------

   Karen Dunn Kelley -- 1960      2004       Head of Invesco's World Wide Fixed        N/A
   Vice President                            Income and Cash Management Group;
                                             Director of Cash Management and Senior
                                             Vice President, A I M Advisors, Inc. and
                                             A I M Capital Management, Inc; Executive
                                             Vice President, A I M Distributors,
                                             Inc.; Senior Vice President, A I M
                                             Management Group Inc.; Vice President,
                                             The AIM Family of Funds--Registered
                                             Trademark-- (other than AIM Treasurer's
                                             Series Trust, Short-Term Investments
                                             Trust and Tax-Free Investments Trust);
                                             and President and Principal Executive
                                             Officer, The AIM Family of
                                             Funds--Registered Trademark-- (AIM
                                             Treasurer's Series Trust, Short-Term
                                             Investments Trust and Tax-Free
                                             Investments Trust only)
                                             Formerly: Director and President, Fund
                                             Management Company; Chief Cash
                                             Management Officer and Managing
                                             Director, A I M Capital Management,
                                             Inc.; Vice President, A I M Advisors,
                                             Inc. and The AIM Family of
                                             Funds--Registered Trademark-- (AIM
                                             Treasurer's Series Trust, Short-Term
                                             Investments Trust and Tax-Free
                                             Investments Trust only)
-------------------------------------------------------------------------------------------------------------------------

   Lance A. Rejsek -- 1967        2005       Anti-Money Laundering Compliance          N/A
   Anti-Money Laundering                     Officer, A I M Advisors, Inc., A I M
   Compliance Officer                        Capital Management, Inc., A I M
                                             Distributors, Inc., AIM Investment
                                             Services, Inc., AIM Private Asset
                                             Management, Inc. and The AIM Family of
                                             Funds--Registered Trademark--
                                             Formerly: Anti-Money Laundering
                                             Compliance Officer, Fund Management
                                             Company; and Manager of the Fraud
                                             Prevention Department, AIM Investment
                                             Services, Inc.
-------------------------------------------------------------------------------------------------------------------------

   Todd L. Spillane -- 1958       2006       Senior Vice President, A I M Management   N/A
   Chief Compliance Officer                  Group Inc.; Senior Vice President and
                                             Chief Compliance Officer, A I M
                                             Advisors, Inc. and A I M Capital
                                             Management, Inc.; Chief Compliance
                                             Officer of The AIM Family of
                                             Funds--Registered Trademark--, Invesco
                                             Global Asset Management (N.A.), Inc.,
                                             (registered investment advisor), Invesco
                                             Institutional (N.A.), Inc., (registered
                                             investment advisor), INVESCO Private
                                             Capital Investments, Inc. (holding
                                             company), Invesco Private Capital, Inc.
                                             (registered investment advisor) and
                                             Invesco Senior Secured Management, Inc.
                                             (registered investment advisor); and
                                             Vice President, A I M Distributors, Inc.
                                             and AIM Investment Services, Inc.

                                             Formerly: Vice President, A I M Capital
                                             Management, Inc. and Fund Management
                                             Company; Global Head of Product
                                             Development, AIG-Global Investment
                                             Group, Inc.; and Chief Compliance
                                             Officer and Deputy General Counsel,
                                             AIG-SunAmerica Asset Management
-------------------------------------------------------------------------------------------------------------------------

The Statement of Additional Information of the Trust includes additional information about the Fund's Trustees and is available upon request, without charge, by calling 1.800.410.4246.

OFFICE OF THE FUND            INVESTMENT ADVISOR       DISTRIBUTOR              AUDITORS
11 Greenway Plaza             A I M Advisors, Inc.     A I M Distributors,      PricewaterhouseCoopers
Suite 100                     11 Greenway Plaza        Inc.                     LLP
Houston, TX 77046-1173        Suite 100                11 Greenway Plaza        1201 Louisiana Street
                              Houston, TX 77046-1173   Suite 100                Suite 2900
                                                       Houston, TX 77046-1173   Houston, TX 77002-5678

COUNSEL TO THE FUND           COUNSEL TO THE           TRANSFER AGENT           CUSTODIAN
Ballard Spahr                 INDEPENDENT TRUSTEES     AIM Investment           State Street Bank and
Andrews & Ingersoll, LLP      Kramer, Levin, Naftalis  Services, Inc.           Trust
1735 Market Street, 51st      & Frankel LLP            P.O. Box 4739            Company
Floor                         1177 Avenue of the       Houston, TX 77210-4739   225 Franklin Street
Philadelphia, PA 19103-7599   Americas                                          Boston, MA 02110-2801
                              New York, NY 10036-2714

SECTOR EQUITY

Sectors

                                                          AIM V.I. Global Health
                                                                       Care Fund

                               Annual Report to Shareholders - December 31, 2007


The Fund provides a complete list of its
holdings four times in each fiscal year,
at the quarter-ends. For the second and
fourth quarters, the lists appear in the
Fund's semiannual and annual reports to
shareholders. For the first and third
quarters, the Fund files the lists with
the Securities and Exchange Commission
(SEC) on Form N-Q. The Fund's Form N-Q
filings are available on the SEC Web site,
sec.gov. Copies of the Fund's Forms N-Q
may be reviewed and copied at the SEC                        [COVER GLOBE IMAGE]
Public Reference Room in Washington,
D.C.You can obtain information on the
operation of the Public Reference Room,
including information about duplicating
fee charges, by calling 202-942-8090 or
800-732-0330, or by electronic request at
the following E-mail address:
publicinfo@sec.gov. The SEC file numbers
for the Fund are 811-07452 and 033-57340.
The Fund's most recent portfolio holdings,
as filed on Form N-Q, have also been made
available to insurance companies issuing
variable annuity contracts and variable
life insurance policies ("variable
products") that invest in the Fund.

A description of the policies and
procedures that the Fund uses to determine
how to vote proxies relating to portfolio
securities is available without charge,                      AIM V.I. GLOBAL HEALTH CARE FUND's investment
upon request, from our Client Services                                        objective is capital growth.
department at 800-410-4246 or on the AIM
Web site, AIMinvestments.com. On the home
page, scroll down and click on Proxy
Policy. The information is also available
on the SEC Web site, sec.gov.

Information regarding how the Fund voted
proxies related to its portfolio
securities during the 12 months ended June
30, 2007, is available at our Web site. Go   UNLESS OTHERWISE STATED, INFORMATION PRESENTED IN THIS REPORT
to AIMinvestments.com, access the About Us   IS AS OF DECEMBER 31, 2007, AND IS BASED ON TOTAL NET ASSETS.
tab, click on Required Notices and then
click on Proxy Voting Activity. Next,
select the Fund from the drop-down menu.                   UNLESS OTHERWISE NOTED, ALL DATA IN THIS REPORT
The information is also available on the                              ARE FROM A I M MANAGEMENT GROUP INC.
SEC Web site, sec.gov.


                                             =============================================================
                                             THIS REPORT MUST BE ACCOMPANIED OR PRECEDED BY A CURRENTLY
                                             EFFECTIVE FUND PROSPECTUS AND VARIABLE PRODUCT PROSPECTUS,
                                             WHICH CONTAIN MORE COMPLETE INFORMATION, INCLUDING SALES
                                             CHARGES AND EXPENSES. INVESTORS SHOULD READ EACH CAREFULLY
 [AIM INVESTMENTS LOGO]                      BEFORE INVESTING.
--REGISTERED TRADEMARK--                     =============================================================

                                                     NOT FDIC INSURED   MAY LOSE VALUE   NO BANK GUARANTEE

                                                                                  A I M DISTRIBUTORS, INC.

AIM V.I. Global Health Care Fund

Management's discussion of Fund performance                                               especially products that fill otherwise
                                                                                          unfilled market segments.
=======================================================================================
PERFORMANCE SUMMARY                                                                          We may sell a holding when:

While the year was positive for health care stocks, performance relative to other         o We identify a more attractive investment
economic sectors was significantly lower. However, for the year ended December 31,        opportunity.
2007, the Fund outperformed the broader market as measured by the MSCI World Index.
Excluding variable product issuer charges, the Fund also outperformed the MSCI World      o We see a deterioration of a company's
Health Care Index due primarily to strong security selection in health care equipment,    fundamentals.
an overweight position in life sciences tools and services and an underweight position
in pharmaceuticals. The Fund also benefited from select positions within biotechnology.   o A company fails to capitalize on a
It is important to note that the style specific benchmark is more than 60% weighted in    market opportunity.
large-cap pharmaceuticals while the Fund is more diversified.
                                                                                          o A change in management occurs.
   Your Fund's long-term performance appears later in this report.
                                                                                          o A stock's price target has been met.
FUND VS. INDEXES
                                                                                          Market conditions and your Fund
Total returns, 12/31/06-12/31/07, excluding variable product issuer charges. If
variable product issuer charges were included, returns would be lower.                    Subprime loan concerns, record high crude
                                                                                          oil prices, a weak housing market and a
Series I Shares                                                                  11.85%   weak U.S. dollar increased fears of
Series II Shares                                                                 11.52    recession and worries about a potentially
MSCI World Index(triangle) (Broad Market Index)                                   9.04    negative effect on consumer spending.
MSCI World Health Care Index(triangle) (Style-Specific Index)                     3.94    These factors affected investor sentiment
Lipper VUF Health/Biotechnology Funds Category Average(triangle)                          which caused market volatility to increase
   (Peer Group)                                                                  10.89    during the year. Yet, despite concerns
Lipper Health/Biotechnology Funds Index(triangle) (Former Peer                            over a slowing economy, several major
   Group Index)                                                                  10.16    market indexes ended the year in positive
SOURCES: (triangle)LIPPER INC.                                                            territory after setting all-time closing
=======================================================================================   highs during the year.(1) Strong global
                                                                                          growth, steady corporate earnings and
How we invest                                of the health care sector:                   continued merger and acquisition activity
                                             pharmaceuticals, biotechnology, medical      drove equity markets higher for much of
We seek health care stocks of all market     technology and health services. Suitable     2007. Against this backdrop, materials,
capitalizations from around the world that   investments in this universe are             energy and utilities were among the best
we believe are attractively priced and       identified as having strong fundamentals     performing sectors of the S&P 500
have the potential to benefit from           and earnings prospects combined with         Index.(1) Conversely, financials, consumer
long-term earnings and cash flow growth.     healthy growth prospects. We assess the      discretionary and health care were the
                                             long-term commercial potential of each       weakest performing sectors.(1)
   We typically invest in four broad         company's current and prospective
segments                                     products,

==========================================   ==========================================   ==========================================
PORTFOLIO COMPOSITION                        TOP FIVE INDUSTRIES*                         TOP 10 EQUITY HOLDINGS*

By country                                   1. Pharmaceuticals                    29.3%   1. Roche Holding A. G.               4.1%
U.S.A.                                70.0%  2. Biotechnology                      25.3    2. Genzyme Corp.                     3.5
Switzerland                            6.8   3. Life Sciences Tools & Services     11.9    3. Amgen Inc.                        3.3
France                                 4.3   4. Health Care Equipment               9.5    4. Gilead Sciences, Inc.             3.0
Germany                                3.6   5. Managed Health Care                 6.0    5. Novartis A.G.-ADR                 2.6
United Kingdom                         2.9                                                 6. Schering-Plough Corp.             2.6
Countries Less Than 2.0%                     Total Net Assets           $244.26 million    7. UnitedHealth Group Inc.           2.5
of the Portfolio                       6.0                                                 8. Johnson & Johnson                 2.5
Money Market Funds Plus                      Total Number of Holdings*               99    9. Wyeth                             2.0
Other Assets Less Liabilities          6.4                                                10. Medtronic, Inc.                   2.0

The Fund's holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*Excluding money market fund holdings.
==========================================   ==========================================   ==========================================

AIM V.I. Global Health Care Fund

   On an absolute basis, holdings in            Vital Images, a leading provider of                 Derek Taner Chartered Financial
health care equipment and life sciences      health care visualization technology, was     [TANER   Analyst, portfolio manager, is
tools and services contributed the most to   also among the top detractors from Fund       PHOTO]   manager of AIM V.I. Global
Fund performance during the year. On the     performance during the year. The company's             Health Care Fund. Mr. Taner
other hand, holdings in health care          stock price declined toward the end of the   began his investment career in 1993 as a
technology were the primary detractors       year as the firm lowered its revenue         fixed income analyst, assistant portfolio
from performance. Relative to the MSCI       outlook and announced weak backlog due to    manager and manager of a health care
World Health Care Index, strong security     delays in a new product launch. We           fund. Mr. Taner joined AIM in 2005. He
selection in health care equipment, an       believed this was a temporary issue and      earned a B.S. in accounting and an M.B.A.
overweight position in life sciences tools   continued to own the stock.                  from the Haas School of Business at the
and services, as well as strong security                                                  University of California at Berkeley
selection and an underweight position in        During the year, we sold our position
pharmaceutical stocks drove our              in Allergan, a specialty pharmaceutical      Assisted by the Global Health Care Team
outperformance. The Fund also benefited      and medical device focused firm, as the
from strong security selection within        stock had reached our price target. On the
biotechnology; however, performance was      other hand, we purchased Medtronic, a
partially offset by an overweight position   medical device maker focused on treating
in this industry. Biopharmaceutical          chronic diseases such as diabetes and
company Onyx Pharmaceuticals was the top     heart disease. We believed Medtronic could
contributor to Fund performance during the   benefit from accelerating growth and
year. Onyx benefited from the potential of   profit margin improvement, as well as a
increased opportunities with its flagship    relatively inexpensive share price.
drug Nexavar --REGISTERED TRADEMARK--
which is currently used to treat advanced       We maintained our foreign exposure with
kidney cancer in 50 countries, including     moderate weightings in Switzerland, the
the U.S. Currently, the company is seeking   U.K., France and Germany. We trimmed our
approval for the same drug to be used to     Swiss holdings following their strength in
treat liver cancer.                          the prior year and added new German and
                                             U.K. holdings as we identified what we
   Cytyc, an international provider of       considered attractive buying
surgical and diagnostic products targeting   opportunities.
women's health issues, was also among the
top contributors to performance during the      During the year, we maintained a
year. The company has been working to        positive outlook on the health care
employ its existing assets to invest in      sector. Historically, the health care
other companies also focused on women's      sector has performed well in an
health. The latest merger, completed on      environment of decelerating earnings
October 22, 2007, resulted in Cytyc          growth for the broader market and has
becoming the wholly owned subsidiary of      benefited from a rotation into defensive
Hologic (not a Fund holding) and the         growth sectors.(1)
creation of one of the largest companies
focused on women's health in the world.         As always, we thank you for your
                                             continued investment in AIM V.I. Global
   Biotechnology firm Amgen was the top      Health Care Fund.
detractor from Fund performance. Shares of
Amgen have struggled following Food and      Source: (1) Lipper Inc.
Drug Administration concerns regarding the
safety of its anemia drugs, Aranesp          The views and opinions expressed in
--REGISTERED TRADEMARK-- and Epogen          management's discussion of Fund
--REGISTERED TRADEMARK--. However, we        performance are those of A I M Advisors,
believed the pressure on Amgen's base        Inc. These views and opinions are subject
business appeared to stabilize. Moreover,    to change at any time based on factors
we believed the company might benefit from   such as market and economic conditions.
future cost cutting measures and its         These views and opinions may not be relied
product development pipeline.                upon as investment advice or
                                             recommendations, or as an offer for a
Additionally, the stock remained             particular security. The information is
relatively inexpensive in comparison to      not a complete analysis of every aspect of
other biotechnology stocks.                  any market, country, industry, security or
                                             the Fund. Statements of fact are from
                                             sources considered reliable, but A I M
                                             Advisors, Inc. makes no representation or    ==========================================
                                             warranty as to their completeness or         FOR A DISCUSSION OF THE RISKS OF INVESTING
                                             accuracy. Although historical performance    IN YOUR FUND, INDEXES USED IN THIS REPORT
                                             is no guarantee of future results, these     AND YOUR FUND'S LONG-TERM PERFORMANCE,
                                             insights may help you understand our         PLEASE TURN THE PAGE.
                                             investment management philosophy.            ==========================================

AIM V.I. Global Health Care Fund

Your Fund's long-term performance

==========================================   SHARE CLASSES WILL DIFFER PRIMARILY DUE TO      AIM V.I. GLOBAL HEALTH CARE FUND, A
AVERAGE ANNUAL TOTAL RETURNS                 DIFFERENT CLASS EXPENSES.                    SERIES PORTFOLIO OF AIM VARIABLE INSURANCE
                                                                                          FUNDS, IS CURRENTLY OFFERED THROUGH
As of 12/31/07                                  THE PERFORMANCE DATA QUOTED REPRESENT     INSURANCE COMPANIES ISSUING VARIABLE
SERIES I SHARES                              PAST PERFORMANCE AND CANNOT GUARANTEE        PRODUCTS. YOU CANNOT PURCHASE SHARES OF
Inception (5/21/97)                   9.00%  COMPARABLE FUTURE RESULTS; CURRENT           THE FUND DIRECTLY. PERFORMANCE FIGURES
10 Years                              8.49   PERFORMANCE MAY BE LOWER OR HIGHER. PLEASE   GIVEN REPRESENT THE FUND AND ARE NOT
5 Years                              11.84   CONTACT YOUR VARIABLE PRODUCT ISSUER OR      INTENDED TO REFLECT ACTUAL VARIABLE
1 Year                               11.85   FINANCIAL ADVISOR FOR THE MOST RECENT        PRODUCT VALUES. THEY DO NOT REFLECT SALES
SERIES II SHARES                             MONTH-END VARIABLE PRODUCT PERFORMANCE.      CHARGES, EXPENSES AND FEES ASSESSED IN
10 Years                              8.21%  PERFORMANCE FIGURES REFLECT FUND EXPENSES,   CONNECTION WITH A VARIABLE PRODUCT. SALES
5 Years                              11.54   REINVESTED DISTRIBUTIONS AND CHANGES IN      CHARGES, EXPENSES AND FEES, WHICH ARE
1 Year                               11.52   NET ASSET VALUE. INVESTMENT RETURN AND       DETERMINED BY THE VARIABLE PRODUCT
==========================================   PRINCIPAL VALUE WILL FLUCTUATE SO THAT YOU   ISSUERS, WILL VARY AND WILL LOWER THE
                                             MAY HAVE A GAIN OR LOSS WHEN YOU SELL        TOTAL RETURN.
SERIES II SHARES' INCEPTION DATE IS APRIL    SHARES.
30, 2004. RETURNS SINCE THAT DATE ARE                                                        THE MOST RECENT MONTH-END PERFORMANCE
HISTORICAL. ALL OTHER RETURNS ARE THE           THE TOTAL ANNUAL FUND OPERATING EXPENSE   DATA AT THE FUND LEVEL, EXCLUDING VARIABLE
BLENDED RETURNS OF THE HISTORICAL            RATIO SET FORTH IN THE MOST RECENT FUND      PRODUCT CHARGES, IS AVAILABLE ON THIS AIM
PERFORMANCE OF SERIES II SHARES SINCE        PROSPECTUS AS OF THE DATE OF THIS REPORT     AUTOMATED INFORMATION LINE, 866-702-4402.
THEIR INCEPTION AND THE RESTATED             FOR SERIES I AND SERIES II SHARES WAS        AS MENTIONED ABOVE, FOR THE MOST RECENT
HISTORICAL PERFORMANCE OF SERIES I SHARES    1.11% AND 1.36%, RESPECTIVELY. THE EXPENSE   MONTH-END PERFORMANCE INCLUDING VARIABLE
(FOR PERIODS PRIOR TO INCEPTION OF SERIES    RATIOS PRESENTED ABOVE MAY VARY FROM THE     PRODUCT CHARGES, PLEASE CONTACT YOUR
II SHARES) ADJUSTED TO REFLECT THE RULE      EXPENSE RATIOS PRESENTED IN OTHER SECTIONS   VARIABLE PRODUCT ISSUER OR FINANCIAL
12B-1 FEES APPLICABLE TO SERIES II SHARES.   OF THIS REPORT THAT ARE BASED ON EXPENSES    ADVISOR.
THE INCEPTION DATE OF SERIES I SHARES IS     INCURRED DURING THE PERIOD COVERED BY THIS
MAY 21, 1997. THE PERFORMANCE OF THE         REPORT.
FUND'S SERIES I AND SERIES II

====================================================================================================================================

PRINCIPAL RISKS OF INVESTING IN THE FUND     products and services offered by health      with the overall securities markets.
                                             care companies. Also, the products and       Rising interest rates and market price
Prices of equity securities change in        services offered by health care companies    fluctuations will affect the performance
response to many factors including the       may be subject to rapid obsolescence         of the Fund's investments in synthetic
historical and prospective earnings of the   caused by scientific advances and            instruments.
issuer, the value of its assets, general     technological innovations, which can cause
economic conditions, interest rates,         Fund shares to rise and fall more than the      The prices of initial public offering
investor perceptions and market liquidity.   value of shares of a fund that invests       (IPO) securities may go up and down more
                                             more broadly.                                than prices of equity securities of
   Foreign securities have additional                                                     companies with longer trading histories.
risks, including exchange rate changes,         The Fund's investments are concentrated   In addition, companies offering securities
political and economic upheaval, the         in a comparatively narrow segment of the     in IPOs may have less experienced
relative lack of information, relatively     economy. Consequently, the Fund may tend     management or limited operating histories.
low market liquidity, and the potential      to be more volatile than other mutual        There can be no assurance that the Fund
lack of strict financial and accounting      funds, and the value of the Fund's           will have favorable investment
controls and standards.                      investments may tend to rise and fall more   opportunities.
                                             rapidly.
   The value of convertible securities in                                                 About indexes used in this report
which the Fund invests may be affected by       There is no guarantee that the
market interest rates--the risk that the     investment techniques and risk analyses      The MSCI World Index --SERVICE MARK-- is a
issuer may default on interest or            used by the Fund's portfolio managers will   free float-adjusted market capitalization
principal payments and the value of the      produce the desired results.                 index that is designed to measure global
underlying common stock into which these                                                  developed market equity performance.
securities may be converted may decline as      Investing in developing countries can
a result.                                    add additional risk, such as high rates of      The S&P 500 --REGISTERED TRADEMARK--
                                             inflation or sharply devalued currencies     Index is a market capitalization-weighted
   The value of the Fund's shares is         against the U.S. dollar. Transaction costs   index covering all major areas of the U.S.
particularly vulnerable to factors           are often higher, and there may be delays    economy. It is not the 500 largest
affecting the health care industry, such     in settlement procedures.                    companies, but rather the most widely held
as substantial government regulation that                                                 500 companies chosen with respect to
may impact the demand for                       The Fund invests in synthetic             market size, liquidity, and their
                                             instruments, the value of which may not      industry.
                                             correlate perfectly

                                                                                                                           Continued

AIM V.I. Global Health Care Fund

Past performance cannot guarantee            the dollar value of an investment, is
comparable future results.                   constructed with each segment representing
                                             a percent change in the value of the
   This chart, which is a logarithmic        investment. In this chart, each segment
chart, presents the fluctuations in the      represents a doubling, or 100% change, in
value of the Fund and its indexes. We        the value of the investment. In other
believe that a logarithmic chart is more     words, the space between $5,000 and
effective than other types of charts in      $10,000 is the same size as the space
illustrating changes in value during the     between $10,000 and $20,000, and so on.
early years shown in the chart. The
vertical axis, the one that indicates

====================================================================================================================================

Continued from previous page

The MSCI World Health Care Index is a free   of the largest funds in the Lipper Health/   principles require adjustments to be made
float-adjusted market capitalization index   Biotechnology Funds category. These funds    to the net assets of the Fund at period
that represents the health care segment in   invest at least 65% of their portfolios in   end for financial reporting purposes, and
global developed market equity               equity securities of companies engaged in    as such, the net asset values for
performance.                                 health-care, medicine, and biotechnology.    shareholder transactions and the returns
                                                                                          based on those net asset values may differ
   The Fund has elected to use the Lipper       The Fund is not managed to track the      from the net asset values and returns
Variable Underlying Funds (VUF) Health/      performance of any particular index,         reported in the Financial Highlights.
Biotechnology Funds Category Average as      including the indexes defined here, and      Additionally, the returns and net asset
its peer group instead of the Lipper         consequently, the performance of the Fund    values shown throughout this report are at
Health/ Biotechnology Funds Index. In        may deviate significantly from the           the Fund level only and do not include
2006, Lipper began publishing VUF indexes,   performance of the indexes.                  variable product issuer charges. If such
allowing the Fund to be compared with the                                                 charges were included, the total returns
Lipper VUF Health/Biotechnology Funds           A direct investment cannot be made in     would be lower.
Category Average. The unmanaged Lipper VUF   an index. Unless otherwise indicated,
Health/ Biotechnology Funds Category         index results include reinvested                Industry classifications used in this
Average represents the average of all the    dividends, and they do not reflect sales     report are generally according to the
variable insurance underlying                charges. Performance of an index of funds    Global Industry Classification Standard,
Health/Biotechnology Funds tracked by        reflects fund expenses; performance of a     which was developed by and is the
Lipper Inc. These funds invest at least      market index does not.                       exclusive property and a service mark of
65% of their portfolios in equity                                                         Morgan Stanley Capital International Inc.
securities of companies engaged in           Other information                            and Standard & Poor's.
healthcare, medicine and biotechnology.
                                             The returns shown in the management's           The Chartered Financial Analyst
   The Lipper Health/Biotechnology Funds     discussion of Fund performance are based     --REGISTERED TRADEMARK-- (CFA --REGISTERED
Index is an equally weighted                 on net asset values calculated for           TRADEMARK--) designation is a globally
representation                               shareholder transactions. Generally          recognized standard for measuring the
                                             accepted accounting                          competence and integrity of investment
                                                                                          professionals.

====================================================================================================================================
                                                          [MOUNTAIN CHART]

RESULTS OF A $10,000 INVESTMENT
FUND DATA FROM 5/21/97, INDEX DATA FROM 5/31/97

                     AIM V.I. GLOBAL HEALTH                           LIPPER VUF HEALTH/          LIPPER
                       CARE FUND-SERIES I                            BIOTECHNOLOGY FUNDS   HEALTH/BIOTECHNOLOGY
         DATE                SHARES            MSCI WORLD INDEX(1)   CATEGORY AVERAGE(1)      FUNDS INDEX(1)

       5/21/97              $10000
          5/97               10000                    $10000                $10000                $10000
          6/97               10000                     10497                 10000                 10505
          7/97                9930                     10979                  9930                 10848
          8/97               10250                     10243                 10250                 10556
          9/97               10610                     10797                 10610                 11402
         10/97               10610                     10227                 10610                 11117
         11/97               10910                     10407                 10910                 11199
         12/97               11040                     10532                 11040                 11252
          1/98               11589                     10823                 11590                 11486
          2/98               12049                     11554                 12050                 12130
          3/98               12699                     12040                 12700                 12586
          4/98               12999                     12156                 13000                 12678
          5/98               12909                     12002                 12719                 12309
          6/98               13629                     12285                 13269                 12666
          7/98               13639                     12263                 13097                 12524
          8/98               12289                     10626                 11453                 10696
          9/98               13618                     10812                 12719                 12007
         10/98               14068                     11788                 13183                 12466
         11/98               14798                     12487                 13755                 13110
         12/98               15768                     13095                 14722                 14177
          1/99               15871                     13380                 14718                 14409
          2/99               15623                     13022                 14335                 14036
          3/99               15984                     13562                 14337                 14396
          4/99               15108                     14095                 13521                 13698
          5/99               14531                     13578                 13261                 13625
          6/99               15108                     14209                 13850                 14286
          7/99               14830                     14165                 13715                 14303
          8/99               15367                     14138                 13916                 14695
          9/99               14428                     13999                 13119                 13634
         10/99               15171                     14724                 13563                 14280
         11/99               15514                     15137                 14093                 14881
         12/99               16536                     16360                 14443                 15644
          1/00               17507                     15421                 15365                 16761
          2/00               21068                     15461                 18378                 19085
          3/00               17187                     16528                 15633                 17120
          4/00               16309                     15827                 14720                 16945
          5/00               16433                     15424                 14895                 17252
          6/00               19664                     15942                 16868                 20199
          7/00               18435                     15491                 16472                 19575
          8/00               21056                     15993                 17779                 21330
          9/00               22180                     15141                 18807                 22265
         10/00               21892                     14885                 18760                 21988
         11/00               20386                     13980                 18211                 21314
         12/00               21587                     14204                 19096                 22477
          1/01               19385                     14478                 17646                 20619
          2/01               19301                     13252                 17203                 20411
          3/01               16956                     12380                 15233                 18090
          4/01               18279                     13292                 16385                 19494
          5/01               18941                     13119                 17001                 20230
          6/01               18961                     12706                 17217                 20485
          7/01               18620                     12536                 16841                 19855
          8/01               18454                     11933                 16610                 19585
          9/01               17803                     10880                 15936                 18528
         10/01               18547                     11088                 16555                 19148
         11/01               19415                     11742                 17404                 20111
         12/01               18868                     11814                 17260                 20125
          1/02               17934                     11455                 16410                 18927
          2/02               17571                     11355                 16012                 18315
          3/02               17821                     11877                 16405                 18824
          4/02               17229                     11452                 15538                 17871
          5/02               17064                     11471                 15024                 17350
          6/02               16059                     10773                 13785                 15944
          7/02               15156                      9864                 13362                 15361
          8/02               15062                      9881                 13194                 15164
          9/02               15031                      8793                 12663                 14654
         10/02               15092                      9441                 13173                 15197
         11/02               14553                      9948                 13389                 15459

====================================================================================================================================

                                                                                                              SOURCE: (1)LIPPER INC.

====================================================================================================================================

                                                          [MOUNTAIN CHART]

         12/02               14252                      9465                 12916                 14851
          1/03               14160                      9177                 12905                 14794
          2/03               13932                      9016                 12687                 14469
          3/03               14553                      8986                 13192                 14985
          4/03               15227                      9783                 13838                 15731
          5/03               15807                     10339                 14937                 17074
          6/03               16532                     10517                 15420                 17474
          7/03               16605                     10729                 15783                 18068
          8/03               16212                     10960                 15523                 17836
          9/03               16346                     11026                 15552                 17911
         10/03               16855                     11679                 15755                 18151
         11/03               17497                     11856                 16196                 18640
         12/03               18212                     12598                 16887                 19385
          1/04               18886                     12801                 17571                 20219
          2/04               19156                     13015                 17810                 20475
          3/04               18938                     12929                 17641                 20396
          4/04               18855                     12664                 17961                 20726
          5/04               18834                     12770                 17875                 20641
          6/04               18949                     13042                 17883                 20702
          7/04               17715                     12616                 16665                 19225
          8/04               17882                     12671                 16860                 19369
          9/04               18078                     12911                 17167                 19886
         10/04               17975                     13227                 16856                 19533
         11/04               18182                     13922                 17376                 20303
         12/04               19591                     14453                 18524                 21660
          1/05               18896                     14128                 17896                 20923
          2/05               18875                     14575                 17795                 20827
          3/05               18397                     14294                 17471                 20442
          4/05               18728                     13981                 17920                 20995
          5/05               19215                     14229                 18376                 21588
          6/05               19360                     14352                 18596                 21920
          7/05               20345                     14854                 19649                 23162
          8/05               20717                     14966                 19901                 23416
          9/05               20883                     15354                 20104                 23630
         10/05               20376                     14982                 19607                 23080
         11/05               20812                     15481                 20103                 23710
         12/05               21184                     15824                 20512                 24146
          1/06               22065                     16531                 21154                 24914
          2/06               22365                     16506                 21527                 25220
          3/06               22263                     16869                 21368                 25057
          4/06               21619                     17381                 20687                 24193
          5/06               20914                     16787                 20089                 23362
          6/06               20810                     16783                 20087                 23408
          7/06               21049                     16887                 20525                 23704
          8/06               21765                     17326                 21116                 24410
          9/06               21795                     17532                 21159                 24443
         10/06               22107                     18176                 21684                 25091
         11/06               22242                     18621                 21699                 25179
         12/06               22293                     18999                 21779                 25304
          1/07               22832                     19224                 22419                 26070
          2/07               22584                     19124                 22092                 25645
          3/07               22800                     19474                 22181                 25705
          4/07               23920                     20332                 23482                 27153
          5/07               24271                     20902                 23786                 27551
          6/07               23640                     20741                 23069                 26764
          7/07               23028                     20282                 22389                 26057
          8/07               23505                     20266                 23067                 26781
          9/07               24356                     21230                 23959                 27840
         10/07               25082                     21881                 24689                 28642
         11/07               25300                     20987                 24597                 28471
         12/07               24948                     20716                 24135                 27876

====================================================================================================================================

AIM V.I. Global Health Care Fund

SCHEDULE OF INVESTMENTS(A)

December 31, 2007


                                                 SHARES         VALUE
-------------------------------------------------------------------------
DOMESTIC COMMON STOCKS-69.99%

BIOTECHNOLOGY-25.03%

Acadia Pharmaceuticals Inc.(b)(c)                  115,020   $  1,273,271
-------------------------------------------------------------------------
Altus Pharmaceuticals Inc.(b)(c)                    39,664        205,460
-------------------------------------------------------------------------
Amgen Inc.(c)                                      173,225      8,044,569
-------------------------------------------------------------------------
Amylin Pharmaceuticals, Inc.(b)(c)                  33,599      1,243,163
-------------------------------------------------------------------------
Array BioPharma Inc.(b)(c)                          54,508        458,957
-------------------------------------------------------------------------
Avigen, Inc.(c)                                    128,697        546,962
-------------------------------------------------------------------------
Biogen Idec Inc.(c)                                 42,268      2,405,895
-------------------------------------------------------------------------
BioMarin Pharmaceutical Inc.(b)(c)                  98,288      3,479,395
-------------------------------------------------------------------------
Celgene Corp.(b)(c)                                 84,910      3,923,691
-------------------------------------------------------------------------
Cephalon, Inc.(b)(c)                                33,636      2,413,719
-------------------------------------------------------------------------
Cubist Pharmaceuticals, Inc.(b)(c)                  36,665        751,999
-------------------------------------------------------------------------
Genentech, Inc.(c)                                  32,504      2,180,043
-------------------------------------------------------------------------
Genzyme Corp.(c)                                   115,663      8,609,954
-------------------------------------------------------------------------
Gilead Sciences, Inc.(b)(c)                        158,932      7,312,461
-------------------------------------------------------------------------
Human Genome Sciences, Inc.(b)(c)                  120,261      1,255,525
-------------------------------------------------------------------------
ImClone Systems Inc.(c)                             33,752      1,451,336
-------------------------------------------------------------------------
Incyte Corp.(b)(c)                                  73,439        738,062
-------------------------------------------------------------------------
Keryx Biopharmaceuticals, Inc.(b)(c)                58,767        493,643
-------------------------------------------------------------------------
Medarex, Inc.(b)(c)                                 99,022      1,031,809
-------------------------------------------------------------------------
Myriad Genetics, Inc.(b)(c)                         11,976        555,926
-------------------------------------------------------------------------
Onyx Pharmaceuticals, Inc.(b)(c)                    42,900      2,386,098
-------------------------------------------------------------------------
OSI Pharmaceuticals, Inc.(c)                        35,206      1,707,843
-------------------------------------------------------------------------
PDL BioPharma Inc.(b)(c)                            89,395      1,566,201
-------------------------------------------------------------------------
Theravance, Inc.(b)(c)                              18,238        355,641
-------------------------------------------------------------------------
United Therapeutics Corp.(c)                        43,481      4,245,920
-------------------------------------------------------------------------
Vanda Pharmaceuticals Inc.(b)(c)                    31,403        216,053
-------------------------------------------------------------------------
Vertex Pharmaceuticals Inc.(b)(c)                   55,432      1,287,685
-------------------------------------------------------------------------
ZymoGenetics, Inc.(b)(c)                            84,613        987,434
=========================================================================
                                                               61,128,715
=========================================================================

DRUG RETAIL-1.01%

CVS Caremark Corp.                                  62,193      2,472,172
=========================================================================

HEALTH CARE DISTRIBUTORS-0.55%

Animal Health International, Inc.(b)(c)            109,940      1,352,262
=========================================================================

HEALTH CARE EQUIPMENT-8.60%

American Medical Systems Holdings, Inc.(b)(c)      156,110      2,257,351
-------------------------------------------------------------------------
Covidien Ltd.                                       45,888      2,032,380
-------------------------------------------------------------------------
Dexcom Inc.(b)(c)                                  131,470      1,160,880
-------------------------------------------------------------------------
Hospira, Inc.(b)(c)                                 70,503      3,006,248
-------------------------------------------------------------------------
Medtronic, Inc.                                     95,718      4,811,744
-------------------------------------------------------------------------
NxStage Medical, Inc.(b)(c)                         59,277        899,232
-------------------------------------------------------------------------
ResMed Inc.(b)(c)                                   39,267      2,062,695
-------------------------------------------------------------------------

                                                 SHARES         VALUE
-------------------------------------------------------------------------

HEALTH CARE EQUIPMENT-(CONTINUED)

Respironics, Inc.(c)                                56,463   $  3,697,197
-------------------------------------------------------------------------
Thoratec Corp.(b)(c)                                59,054      1,074,192
=========================================================================
                                                               21,001,919
=========================================================================

HEALTH CARE FACILITIES-1.03%

Assisted Living Concepts Inc.-Class A(b)(c)        184,371      1,382,783
-------------------------------------------------------------------------
Tenet Healthcare Corp.(b)(c)                       223,191      1,133,810
=========================================================================
                                                                2,516,593
=========================================================================

HEALTH CARE SERVICES-3.80%

DaVita, Inc.(c)                                     28,053      1,580,787
-------------------------------------------------------------------------
Express Scripts, Inc.(c)                            52,724      3,848,852
-------------------------------------------------------------------------
HMS Holdings Corp.(b)(c)                            60,102      1,995,987
-------------------------------------------------------------------------
Laboratory Corp. of America Holdings(b)(c)          24,729      1,867,781
=========================================================================
                                                                9,293,407
=========================================================================

HEALTH CARE SUPPLIES-0.56%

Cooper Cos., Inc. (The)(b)                          35,701      1,356,638
=========================================================================

HEALTH CARE TECHNOLOGY-0.40%

Vital Images, Inc.(b)(c)                            54,380        982,647
=========================================================================

LIFE SCIENCES TOOLS & SERVICES-9.38%

AMAG Pharmaceuticals, Inc.(b)(c)                    28,951      1,740,823
-------------------------------------------------------------------------
Applera Corp.-Applied Biosystems Group              76,985      2,611,331
-------------------------------------------------------------------------
Charles River Laboratories International,
  Inc.(b)(c)                                        48,825      3,212,685
-------------------------------------------------------------------------
Invitrogen Corp.(c)                                 25,681      2,398,862
-------------------------------------------------------------------------
Millipore Corp.(b)(c)                               41,434      3,032,140
-------------------------------------------------------------------------
Pharmaceutical Product Development, Inc.           118,286      4,775,206
-------------------------------------------------------------------------
Thermo Fisher Scientific, Inc.(c)                   68,404      3,945,543
-------------------------------------------------------------------------
Varian Inc.(c)                                      18,356      1,198,647
=========================================================================
                                                               22,915,237
=========================================================================

MANAGED HEALTH CARE-5.96%

Aetna Inc.                                          41,324      2,385,635
-------------------------------------------------------------------------
Aveta, Inc. (Acquired 12/21/05; Cost
  $1,655,802)(c)(d)(e)                             122,652        981,216
-------------------------------------------------------------------------
Health Net Inc.(c)                                  42,821      2,068,254
-------------------------------------------------------------------------
Triple-S Management Corp(c)                         29,192        589,970
-------------------------------------------------------------------------
UnitedHealth Group Inc.                            105,828      6,159,190
-------------------------------------------------------------------------
WellPoint Inc.(c)                                   26,919      2,361,604
=========================================================================
                                                               14,545,869
=========================================================================

PERSONAL PRODUCTS-0.70%

Herbalife Ltd.(b)                                   42,683      1,719,271
=========================================================================

PHARMACEUTICALS-12.97%

Adams Respiratory Therapeutics, Inc.(b)(c)          42,497      2,538,771
-------------------------------------------------------------------------
ARYx Therapeutics, Inc.(c)                          82,000        635,500
-------------------------------------------------------------------------

AIM V.I. Global Health Care Fund


                                                 SHARES         VALUE
-------------------------------------------------------------------------
PHARMACEUTICALS-(CONTINUED)

Biodel Inc.(b)(c)                                   32,612   $    757,577
-------------------------------------------------------------------------
Cadence Pharmaceuticals, Inc.(c)                    44,474        660,884
-------------------------------------------------------------------------
Endo Pharmaceuticals Holdings Inc.(c)               41,415      1,104,538
-------------------------------------------------------------------------
Inspire Pharmaceuticals, Inc.(b)(c)                 95,438        570,719
-------------------------------------------------------------------------
Johnson & Johnson                                   91,194      6,082,640
-------------------------------------------------------------------------
Lilly (Eli) and Co.                                 44,323      2,366,405
-------------------------------------------------------------------------
MAP Pharmaceuticals Inc.(c)                         46,933        821,797
-------------------------------------------------------------------------
Matrixx Initiatives, Inc.(c)                        48,949        680,880
-------------------------------------------------------------------------
Medicines Co. (The)(c)                              37,176        712,292
-------------------------------------------------------------------------
Pfizer Inc.                                        154,589      3,513,808
-------------------------------------------------------------------------
Schering-Plough Corp.                              234,128      6,237,170
-------------------------------------------------------------------------
Wyeth                                              113,249      5,004,473
=========================================================================
                                                               31,687,454
=========================================================================
    Total Domestic Common Stocks (Cost
      $161,522,096)                                           170,972,184
=========================================================================

FOREIGN COMMON STOCKS & OTHER EQUITY
  INTERESTS-23.63%

BRAZIL-1.33%

Amil Participacoes S.A. (Life & Health
  Insurance) (Acquired 10/26/07; Cost
  $1,814,341)(c)(e)                                230,700      2,113,777
-------------------------------------------------------------------------
Drogasil S.A. (Drug Retail)                        141,520      1,141,547
=========================================================================
                                                                3,255,324
=========================================================================

CANADA-1.11%

Cardiome Pharma Corp. (Pharmaceuticals)(b)(c)       54,800        488,816
-------------------------------------------------------------------------
MDS Inc. (Life Sciences Tools &
  Services)(b)(c)                                  115,680      2,231,645
=========================================================================
                                                                2,720,461
=========================================================================

FRANCE-4.34%

Ipsen S.A. (Pharmaceuticals)(f)                     56,431      3,388,429
-------------------------------------------------------------------------
Sanofi-Aventis (Pharmaceuticals)(b)(f)              39,226      3,578,653
-------------------------------------------------------------------------
Sanofi-Aventis-ADR (Pharmaceuticals)                79,734      3,630,289
=========================================================================
                                                               10,597,371
=========================================================================

GERMANY-3.64%

Celesio A.G. (Health Care Distributors)(f)          34,484      2,122,786
-------------------------------------------------------------------------
Gerresheimer A.G. (Life Sciences Tools &
  Services) (Acquired 06/08/07; Cost
  $2,032,560)(c)(e)(f)                              37,839      2,098,284
-------------------------------------------------------------------------
Merck KGaA (Pharmaceuticals)(f)                     19,199      2,461,733
-------------------------------------------------------------------------
Rhoen-Klinikum A.G. (Health Care
  Facilities)(f)                                    70,296      2,194,483
=========================================================================
                                                                8,877,286
=========================================================================

ITALY-0.24%

Gentium Spa-ADR (Biotechnology)(b)(c)               41,700        580,464
=========================================================================

                                                 SHARES         VALUE
-------------------------------------------------------------------------


JAPAN-0.69%

Shionogi & Co., Ltd. (Pharmaceuticals)(f)           95,507   $  1,688,203
=========================================================================

NETHERLANDS-0.78%

QIAGEN N.V. (Life Sciences Tools &
  Services)(b)(c)                                   89,901      1,892,416
=========================================================================

RUSSIA-0.34%

Pharmstandard-GDR (Pharmaceuticals) (Acquired
  05/04/07; Cost $448,140)(c)(e)(g)                 30,800        840,852
=========================================================================

SPAIN-0.96%

Laboratorios Almirall S.A.
  (Pharmaceuticals)(c)(f)                          107,708      2,345,303
=========================================================================

SWITZERLAND-6.75%

Novartis A.G.-ADR (Pharmaceuticals)                117,303      6,370,726
-------------------------------------------------------------------------
Roche Holding A.G. (Pharmaceuticals)(f)             58,790     10,115,489
=========================================================================
                                                               16,486,215
=========================================================================

TURKEY-0.50%

EastPharma Ltd. (Pharmaceuticals) (Acquired
  07/13/07; Cost $1,241,329)(c)(e)(g)              114,132      1,226,919
=========================================================================

UNITED KINGDOM-2.95%

Hikma Pharmaceuticals PLC (Pharmaceuticals)        163,658      1,538,877
-------------------------------------------------------------------------
Shire PLC-ADR (Pharmaceuticals)(b)                  33,393      2,302,447
-------------------------------------------------------------------------
Smith & Nephew PLC (Health Care Equipment)(f)      200,733      2,303,531
-------------------------------------------------------------------------
Whatman PLC (Industrial Machinery)                 276,210      1,052,327
=========================================================================
                                                                7,197,182
=========================================================================
    Total Foreign Common Stocks & Other
      Equity Interests (Cost $52,274,293)                      57,707,996
=========================================================================

MONEY MARKET FUNDS-6.70%

Liquid Assets Portfolio-Institutional
  Class(h)                                       8,182,071      8,182,071
-------------------------------------------------------------------------
Premier Portfolio-Institutional Class(h)         8,182,071      8,182,071
=========================================================================
    Total Money Market Funds (Cost
      $16,364,142)                                             16,364,142
=========================================================================
TOTAL INVESTMENTS (excluding investments
  purchased with cash collateral from
  securities on loan)-100.32%
  (Cost $230,160,531)                                         245,044,322
=========================================================================

INVESTMENTS PURCHASED WITH CASH COLLATERAL
  FROM SECURITIES ON LOAN

MONEY MARKET FUNDS-9.51%

Liquid Assets Portfolio-Institutional Class
  (Cost $23,232,691)(h)(i)                      23,232,691     23,232,691
=========================================================================
TOTAL INVESTMENTS-109.83% (Cost $253,393,222)                 268,277,013
=========================================================================
OTHER ASSETS LESS LIABILITIES-(9.83)%                         (24,012,364)
=========================================================================
NET ASSETS-100.00%                                           $244,264,649
_________________________________________________________________________
=========================================================================

AIM V.I. Global Health Care Fund

Investment Abbreviations:

ADR  - American Depositary Receipt
GDR  - Global Depositary Receipt

Notes to Schedule of Investments:

(a) Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. and Standard & Poor's.
(b) All or a portion of this security was out on loan at December 31, 2007.
(c) Non-income producing security.
(d) Security considered to be illiquid. The Fund is limited to investing 15% of net assets in illiquid securities at the time of purchase. The value of this security considered illiquid at December 31, 2007 represented 0.40% of the Fund's Net Assets.
(e) Security not registered under the Securities Act of 1933, as amended (e.g., the security was purchased in a Rule 144A transaction or a Regulation D transaction). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The Fund has no rights to demand registration of these securities. The aggregate value of these securities at December 31, 2007 was $7,261,048, which represented 2.97% of the Fund's Net Assets. Unless otherwise indicated, these securities are not considered to be illiquid.
(f) In accordance with the procedures established by the Board of Trustees, the foreign security is fair valued using adjusted closing market prices. The aggregate value of these securities at December 31, 2007 was $32,296,894, which represented 13.22% of the Fund's Net Assets. See Note 1A.
(g) Security fair valued in good faith in accordance with the procedures established by the Board of Trustees. The aggregate value of these securities at December 31, 2007 was $2,067,771, which represented 0.85% of the Fund's Net Assets. See Note 1A.
(h) The money market fund and the Fund are affiliated by having the same investment advisor. See Note 3.
(i) The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower's return of the securities loaned. See Note 8 .

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM V.I. Global Health Care Fund

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2007

ASSETS:

Investments, at value (Cost $213,796,389)*       $228,680,180
-------------------------------------------------------------
Investments in affiliated money market funds
  (Cost $39,596,833)                               39,596,833
=============================================================
     Total investments (Cost $253,393,222)        268,277,013
=============================================================
Foreign currencies, at value (Cost $2,497)              2,419
-------------------------------------------------------------
Cash                                                   17,780
-------------------------------------------------------------
Receivables for:
  Investments sold                                    960,566
-------------------------------------------------------------
  Fund shares sold                                    239,431
-------------------------------------------------------------
  Dividends                                            77,328
-------------------------------------------------------------
  Foreign currency contracts outstanding              159,940
-------------------------------------------------------------
Investment for trustee deferred compensation
  and retirement plans                                 27,387
=============================================================
Total assets                                      269,761,864
_____________________________________________________________
=============================================================


LIABILITIES:

Payables for:
  Fund shares reacquired                            2,003,917
-------------------------------------------------------------
  Trustee deferred compensation and retirement
     plans                                             47,520
-------------------------------------------------------------
  Collateral upon return of securities loaned      23,232,691
-------------------------------------------------------------
Accrued administrative services fees                  151,284
-------------------------------------------------------------
Accrued distribution fees -- Series II                 12,612
-------------------------------------------------------------
Accrued trustees' and officer's fees and
  benefits                                                367
-------------------------------------------------------------
Accrued transfer agent fees                             3,097
-------------------------------------------------------------
Accrued operating expenses                             45,727
=============================================================
     Total liabilities                             25,497,215
=============================================================
Net assets applicable to shares outstanding      $244,264,649
_____________________________________________________________
=============================================================


NET ASSETS CONSIST OF:

Shares of beneficial interest                    $190,451,611
-------------------------------------------------------------
Undistributed net investment income (loss)            (48,349)
-------------------------------------------------------------
Undistributed net realized gain                    38,816,549
-------------------------------------------------------------
Unrealized appreciation                            15,044,838
=============================================================
                                                 $244,264,649
_____________________________________________________________
=============================================================


NET ASSETS:

Series I                                         $223,447,964
_____________________________________________________________
=============================================================
Series II                                        $ 20,816,685
_____________________________________________________________
=============================================================


SHARES OUTSTANDING, $0.001 PAR VALUE PER SHARE,
  UNLIMITED NUMBER OF SHARES AUTHORIZED:

Series I                                            9,288,845
_____________________________________________________________
=============================================================
Series II                                             874,016
_____________________________________________________________
=============================================================
Series I:
  Net asset value per share                      $      24.06
_____________________________________________________________
=============================================================
Series II:
  Net asset value per share                      $      23.82
_____________________________________________________________
=============================================================


* At December 31, 2007, securities with an aggregate value of $22,450,898 were on loan to brokers.
STATEMENT OF OPERATIONS

For the year ended December 31, 2007

INVESTMENT INCOME:

Dividends (net of foreign withholding taxes of
  $182,379)                                      $ 1,933,965
------------------------------------------------------------
Dividends from affiliated money market funds
  (includes securities lending income of
  $96,543)                                         1,102,209
------------------------------------------------------------
Interest                                              80,581
============================================================
    Total investment income                        3,116,755
============================================================

EXPENSES:

Advisory fees                                      2,337,147
------------------------------------------------------------
Administrative services fees                         848,807
------------------------------------------------------------
Custodian fees                                        33,264
------------------------------------------------------------
Distribution fees -- Series II                       202,031
------------------------------------------------------------
Transfer agent fees                                   26,889
------------------------------------------------------------
Trustees' and officer's fees and benefits             26,286
------------------------------------------------------------
Other                                                 55,606
============================================================
    Total expenses                                 3,530,030
============================================================
Less: Fees waived and expense offset
  arrangement(s)                                     (25,752)
============================================================
    Net expenses                                   3,504,278
============================================================
Net investment income (loss)                        (387,523)
============================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM:

Net realized gain from:
  Investment securities (includes net gains
    from securities sold to affiliates of
    $1,150,459)                                   49,970,958
------------------------------------------------------------
  Foreign currencies                                  61,651
============================================================
                                                  50,032,609
============================================================
Change in net unrealized appreciation
  (depreciation) of:
  Investment securities                          (15,641,798)
------------------------------------------------------------
  Foreign currencies                                     646
------------------------------------------------------------
  Foreign currency contracts                         159,940
============================================================
                                                 (15,481,212)
============================================================
Net realized and unrealized gain                  34,551,397
____________________________________________________________
============================================================
Net increase in net assets resulting from
  operations                                     $34,163,874
____________________________________________________________
============================================================

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM V.I. Global Health Care Fund

STATEMENT OF CHANGES IN NET ASSETS

For the years ended December 31, 2007 and 2006

                                                                  2007             2006
-------------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income (loss)                                $    (387,523)   $   (614,780)
-------------------------------------------------------------------------------------------
  Net realized gain                                              50,032,609       9,884,135
-------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation)          (15,481,212)      7,632,407
===========================================================================================
    Net increase in net assets resulting from operations         34,163,874      16,901,762
===========================================================================================
Share transactions-net:
  Series I                                                      (37,376,785)    (34,311,775)
-------------------------------------------------------------------------------------------
  Series II                                                     (85,677,899)     92,818,635
===========================================================================================
    Net increase (decrease) in net assets resulting from
     share transactions                                        (123,054,684)     58,506,860
===========================================================================================
    Net increase (decrease) in net assets                       (88,890,810)     75,408,622
___________________________________________________________________________________________
===========================================================================================

NET ASSETS:

  Beginning of year                                             333,155,459     257,746,837
===========================================================================================
  End of year (including undistributed net investment income
    (loss) of $(48,349) and $(34,023), respectively)          $ 244,264,649    $333,155,459
___________________________________________________________________________________________
===========================================================================================

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM V.I. Global Health Care Fund

NOTES TO FINANCIAL STATEMENTS

December 31, 2007

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM V.I. Global Health Care Fund (the "Fund") is a series portfolio of AIM Variable Insurance Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of twenty separate portfolios, (each constituting a "Fund"). The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies ("variable products"). Matters affecting each Fund or class will be voted on exclusively by the shareholders of such Fund or class. Current Securities and Exchange Commission ("SEC") guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each Fund or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.

    The Fund's investment objective is capital growth.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy.

       A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

       Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations, including commercial paper, having 60 days or less to maturity are recorded at amortized cost which approximates value. Debt securities are subject to interest rate and credit risks. In addition, all debt securities involve some risk of default with respect to interest and/or principal payments.

       Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and may make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economical upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

       Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices.

       Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value.

       Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer's assets, general economic conditions, interest rates, investor perceptions and market liquidity.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

       The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds as received are included in the Statement of Operations as realized gain/loss for investments no longer held and as unrealized gain/loss for investments still held.

AIM V.I. Global Health Care Fund


       Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain
     (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.

       The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. COUNTRY DETERMINATION -- For the purposes of making investment selection decisions and presentation in the Schedule of Investments, AIM may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer's securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America unless otherwise noted.

D. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid to separate accounts of participating insurance companies annually and recorded on ex-dividend date.

E. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund's taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

       The Fund files tax returns in the U.S. federal jurisdiction and certain other jurisdictions. Generally the Fund is subject to examinations by such taxing authorities for tax periods after 2003.

F. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.

G. ACCOUNTING ESTIMATES -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates.

H. INDEMNIFICATIONS -- Under the Trust's organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust's investment manager) is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I. RISKS INVOLVED IN INVESTING IN THE FUND -- The Fund's investments are concentrated in a comparatively narrow segment of the economy. Consequently, the Fund may tend to be more volatile than other mutual funds, and the value of the Fund's investments may tend to rise and fall more rapidly.

J. FOREIGN CURRENCY TRANSLATIONS -- Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (i) sales of foreign currencies, (ii) currency gains or losses realized between the trade and settlement dates on securities transactions, and (iii) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

       The Fund may invest in foreign securities which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Taxes are accrued based on the Fund's current interpretation of tax regulations and rates that exist in the foreign markets in which the Fund invests.

K. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. Fluctuations in the value of these contracts are recorded as unrealized appreciation (depreciation) until the contracts are closed. When these contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations. The Fund could be exposed to risk, which may be in excess of the

AIM V.I. Global Health Care Fund

     amount reflected in the Statement of Assets and Liabilities, if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.75% of the Fund's average daily net assets.

    Effective July 1, 2007, the Trustees approved a reduced contractual advisory fee schedule for the Fund. Prior to July 1, 2007 AIM had contractually waived advisory fees to the same reduced advisory fee schedule. Under the terms of the investment advisory agreement, the Fund will pay an advisory fee to AIM based on the annual rate of the Fund's average daily net assets as follows:

AVERAGE NET ASSETS                                            RATE
-------------------------------------------------------------------
First $250 million                                            0.75%
-------------------------------------------------------------------
Next $250 million                                             0.74%
-------------------------------------------------------------------
Next $500 million                                             0.73%
-------------------------------------------------------------------
Next $1.5 billion                                             0.72%
-------------------------------------------------------------------
Next $2.5 billion                                             0.71%
-------------------------------------------------------------------
Next $2.5 billion                                             0.70%
-------------------------------------------------------------------
Next $2.5 billion                                             0.69%
-------------------------------------------------------------------
Over $10 billion                                              0.68%
 __________________________________________________________________
===================================================================


    AIM has contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual operating expenses (excluding certain items discussed below) of Series I shares to 1.30% and Series II shares to 1.45% of average daily net assets, through at least April 30, 2009. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the net annual operating expenses to exceed the numbers reflected above: (i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary items; (v) expenses related to a merger or reorganization, as approved by the Fund's Board of Trustees; and (vi) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, in addition to the expense reimbursement arrangement with Invesco Ltd. ("Invesco") described more fully below, the expense offset arrangements from which the Fund may benefit are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. These credits are used to pay certain expenses incurred by the Fund. AIM did not waive fees and/or reimburse expenses during the period under this expense limitation.

    Further, effective July 1, 2007, AIM has contractually agreed, through at least April 30, 2009, to waive 100% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds (excluding investments made in affiliated money market funds with cash collateral from securities loaned by the fund). Prior to July 1, 2007, AIM had voluntarily agreed to waive 25% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds.

    For the year ended December 31, 2007, AIM waived advisory fees of $19,932.

    At the request of the Trustees of the Trust, Invesco agreed to reimburse expenses incurred by the Fund in connection with market timing matters in the AIM Funds, which may include legal, audit, shareholder reporting, communications and trustee expenses. For the year ended December 31, 2007, Invesco did not reimburse any expenses.

    The Trust has entered into a master administrative services agreement with AIM pursuant to which the Fund has agreed to pay AIM a fee for costs incurred in providing accounting services and fund administrative services to the Fund and to reimburse AIM for administrative services fees paid to insurance companies that have agreed to provide services to the participants of separate accounts. These administrative services provided by the insurance companies may include, among other things: the printing of prospectuses, financial reports and proxy statements and the delivery of the same to existing participants; the maintenance of master accounts; the facilitation of purchases and redemptions requested by the participants; and the servicing of participants' accounts. Pursuant to such agreement, for the year ended December 31, 2007, AIM was paid $81,687 for accounting and fund administrative services and reimbursed $767,120 for services provided by insurance companies.

    The Trust has entered into a transfer agency and service agreement with AIM Investment Services, Inc. ("AIS") pursuant to which the Fund has agreed to pay AIS a fee for providing transfer agency and shareholder services to the Fund and reimburse AIS for certain expenses incurred by AIS in the course of providing such services. For the year ended December 31, 2007, expenses incurred under the agreement are shown in the Statement of Operations as transfer agent fees.

    The Trust has entered into a master distribution agreement with A I M Distributors, Inc. ("ADI") to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Series II shares (the "Plan"). The Fund, pursuant to the Plan, pays ADI compensation at the annual rate of 0.25% of the Fund's average daily net assets of Series II shares. Of the Plan payments, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. For the year ended December 31, 2007, expenses incurred under the Plan are detailed in the Statement of Operations as distribution fees.

    Certain officers and trustees of the Trust are officers and directors of AIM, AIS and/or ADI.

AIM V.I. Global Health Care Fund

NOTE 3--INVESTMENTS IN AFFILIATES

The Fund is permitted, pursuant to procedures approved by the Board of Trustees, to invest daily available cash balances and cash collateral from securities lending transactions in affiliated money market funds. The Fund and the money market funds below have the same investment advisor and therefore, are considered to be affiliated. The tables below show the transactions in and earnings from investments in affiliated money market funds for the year ended December 31, 2007. During the period each investment maintained a $1.00 net asset value, as such there is no realized gain/(loss) and no change in unrealized appreciation/(depreciation).


INVESTMENTS OF DAILY AVAILABLE CASH BALANCES:

                     VALUE          PURCHASES          PROCEEDS            VALUE         DIVIDEND
FUND               12/31/06          AT COST          FROM SALES         12/31/07         INCOME
--------------------------------------------------------------------------------------------------
Liquid Assets
Portfolio--Institutional
  Class           $11,818,248      $132,377,988      $(136,014,165)     $ 8,182,071     $  503,617
--------------------------------------------------------------------------------------------------
Premier
Portfolio--Institutional
  Class            11,818,249       132,377,988       (136,014,166)       8,182,071        502,049
==================================================================================================
  Subtotal        $23,636,497      $264,755,976      $(272,028,331)     $16,364,142     $1,005,666
__________________________________________________________________________________________________
==================================================================================================


INVESTMENTS OF CASH COLLATERAL FROM SECURITIES LENDING TRANSACTIONS:

                     VALUE          PURCHASES          PROCEEDS            VALUE         DIVIDEND
FUND               12/31/06          AT COST          FROM SALES         12/31/07        INCOME*
--------------------------------------------------------------------------------------------------
Liquid Assets
Portfolio--Institutional
  Class           $        --      $179,870,639      $(156,637,948)     $23,232,691     $   57,585
--------------------------------------------------------------------------------------------------
Premier
Portfolio--Institutional
  Class            10,037,792       104,288,386       (114,326,178)              --         38,958
==================================================================================================
  Subtotal        $10,037,792      $284,159,025      $(270,964,126)     $23,232,691     $   96,543
==================================================================================================
  Total
    Investments
    in
    Affiliates    $33,674,289      $548,915,001      $(542,992,457)     $39,596,833     $1,102,209
__________________________________________________________________________________________________
==================================================================================================

* Net of compensation to counterparties.

NOTE 4--SECURITY TRANSACTIONS WITH AFFILIATED FUNDS

The Fund is permitted to purchase or sell securities from or to certain other AIM Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment advisor (or affiliated investment advisors), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the year ended December 31, 2007, the Fund engaged in securities sales of $9,542,918, which resulted in net realized gains of $1,150,459, and securities purchases of $779,462.

NOTE 5--EXPENSE OFFSET ARRANGEMENT

The expense offset arrangement is comprised of custodian credits which result from periodic overnight cash balances at the custodian. For the year ended December 31, 2007, the Fund received credits from this arrangement, which resulted in the reduction of the Fund's total expenses of $5,820.

NOTE 6--TRUSTEES' AND OFFICER'S FEES AND BENEFITS

"Trustees' and Officer's Fees and Benefits" include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and "Trustees' and Officer's Fees and Benefits" also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. "Trustees' and Officer's Fees and Benefits" include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

    During the year ended December 31, 2007, the Fund paid legal fees of $4,571 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 7--BORROWINGS

Pursuant to an exemptive order from the SEC, the Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. A loan will be secured by collateral if the Fund's aggregate borrowings from all sources exceeds 10% of the Fund's total assets. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan.

AIM V.I. Global Health Care Fund


    The Fund is a party to an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000, or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM, which are parties to the credit facility, can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan.

    During the year ended December 31, 2007, the Fund did not borrow or lend under the interfund lending facility or borrow under the uncommitted unsecured revolving credit facility.

    Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and AIM, not to exceed the contractually agreed upon rate.

NOTE 8--PORTFOLIO SECURITIES LOANED

The Fund may lend portfolio securities having a market value up to one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. The Fund could also experience delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested.

    At December 31, 2007, securities with an aggregate value of $22,450,898 were on loan to brokers. The loans were secured by cash collateral of $23,232,691 received by the Fund and subsequently invested in an affiliated money market fund. For the year ended December 31, 2007, the Fund received dividends on cash collateral investments of $96,543 for securities lending transactions, which are net of compensation to counterparties.

NOTE 9--FOREIGN CURRENCY CONTRACTS

                                          OPEN FOREIGN CURRENCY CONTRACTS AT PERIOD END
---------------------------------------------------------------------------------------------------------------------------------
                                                                        CONTRACT TO                                  UNREALIZED
                                                             ---------------------------------        VALUE         APPRECIATION
SETTLEMENT DATE                                                 DELIVER            RECEIVE          12/31/07       (DEPRECIATION)
---------------------------------------------------------------------------------------------------------------------------------
02/08/08                                                      CHF 9,910,000     USD  8,722,034     $ 8,765,614           $(43,580)
---------------------------------------------------------------------------------------------------------------------------------
02/08/08                                                      EUR 8,150,000     USD 11,927,135      11,901,091             26,044
---------------------------------------------------------------------------------------------------------------------------------
02/08/08                                                      GBP 1,870,000     USD  3,888,946       3,711,470            177,476
=================================================================================================================================
  Total open foreign currency contracts                                                                                  $159,940
_________________________________________________________________________________________________________________________________
=================================================================================================================================

Currency Abbreviations:

CHF  - Swiss Franc
EUR  - Euro
GBP  - British Pound Sterling
USD  - U.S. Dollar

AIM V.I. Global Health Care Fund

NOTE 10--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS

DISTRIBUTIONS TO SHAREHOLDERS:


There were no ordinary income or long-term capital gain distributions during the years ended December 31, 2007 and 2006.


TAX COMPONENTS OF NET ASSETS:


As of December 31, 2007, the components of net assets on a tax basis were as follows:

                                                                    2007
----------------------------------------------------------------------------
Undistributed ordinary income                                   $  8,765,267
----------------------------------------------------------------------------
Undistributed long-term gain                                      30,353,278
----------------------------------------------------------------------------
Net unrealized appreciation -- investments                        14,742,842
----------------------------------------------------------------------------
Temporary book/tax differences                                       (37,400)
----------------------------------------------------------------------------
Post-October currency loss deferral                                  (10,949)
----------------------------------------------------------------------------
Shares of beneficial interest                                    190,451,611
============================================================================
  Total net assets                                              $244,264,649
____________________________________________________________________________
============================================================================


    The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's net unrealized appreciation difference is attributable primarily to losses on wash sales. The tax-basis net unrealized appreciation on investments amount includes appreciation on foreign currencies of $1,107.

    The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

    Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions. The Fund utilized $10,698,032 of capital loss carryforward in the current period to offset net realized gain for federal tax purposes.

    The Fund does not have a capital loss carryforward as of December 31, 2007

NOTE 11--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended December 31, 2007 was $192,627,954 and $304,994,473, respectively.

UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENT SECURITIES ON A TAX BASIS
-------------------------------------------------------------------------------
Aggregate unrealized appreciation of investment securities         $30,718,700
-------------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities       (15,976,965)
===============================================================================
Net unrealized appreciation of investment securities               $14,741,735
_______________________________________________________________________________
===============================================================================
Cost of investments for tax purposes is $253,535,278.

NOTE 12--RECLASSIFICATION OF PERMANENT DIFFERENCES

Primarily as a result of differing book/tax treatment of foreign currency transactions and net operating losses, on December 31, 2007, undistributed net investment income (loss) was increased by $373,197 and undistributed net realized gain was decreased by $373,197. This reclassification had no effect on the net assets of the Fund.

AIM V.I. Global Health Care Fund

NOTE 13--SHARE INFORMATION

                                             CHANGES IN SHARES OUTSTANDING
-----------------------------------------------------------------------------------------------------------------------
                                                                               YEAR ENDED DECEMBER 31,
                                                              ---------------------------------------------------------
                                                                        2007(A)                         2006
                                                              ---------------------------    --------------------------
                                                                SHARES         AMOUNT          SHARES         AMOUNT
-----------------------------------------------------------------------------------------------------------------------
Sold:
  Series I                                                     1,565,542    $  36,237,613     2,987,617    $ 61,430,551
-----------------------------------------------------------------------------------------------------------------------
  Series II                                                    2,076,812       46,171,584     4,597,663      93,373,802
=======================================================================================================================
Reacquired:
  Series I                                                    (3,226,676)     (73,614,398)   (4,650,072)    (95,742,326)
-----------------------------------------------------------------------------------------------------------------------
  Series II                                                   (5,774,963)    (131,849,483)      (26,046)       (555,167)
=======================================================================================================================
                                                              (5,359,285)   $(123,054,684)    2,909,162    $ 58,506,860
_______________________________________________________________________________________________________________________
=======================================================================================================================

(a) There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate they own 72% of the outstanding shares of the Fund. The Fund and the Fund's principal underwriter or advisor, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, AIM and/or AIM affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, AIM and or AIM affiliates including but not limited to services such as, securities brokerage, third party record keeping and account servicing and administrative services. The Trust has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

NOTE 14--SIGNIFICANT EVENT

    At a meeting held on December 13, 2007, the Board of Trustees of Trust approved certain proposals to be presented for shareholder approval at a special meeting of the shareholders of the Trust intended to be held on February 29, 2008 (the "Special Meeting"). At the Special Meeting, shareholders of record as of the close of business on November 30, 2007, are entitled to vote their respective shares on several proposals that including, among others the following proposal(s).

    New proposed sub-advisory agreement between A I M Advisors, Inc. ("AIM") and each of AIM Funds Management Inc., Invesco Asset Management Deutschland, GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Global Asset Management (N.A.), Inc., Invesco Hong Kong Limited, Invesco Institutional (N.A.), Inc. and Invesco Senior Secured Management, Inc. (collectively, the "Affiliated Sub-Advisers") (the "New Sub-advisory Arrangements"). This proposal is intended to benefit the Fund and its shareholders by permitting AIM to utilize the additional resources and talent of these affiliated sub-advisers in managing the Fund. Because AIM would pay all of the sub-advisory fees of the sub-advisers, the new sub-advisory arrangements would not affect the fees the Fund pays pursuant to the advisory agreement. If approved by shareholders, the New Sub-advisory Arrangements are expected to become effective on or about May 1, 2008.

AIM V.I. Global Health Care Fund

NOTE 15--FINANCIAL HIGHLIGHTS

    The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                         SERIES I
                                                              ---------------------------------------------------------------
                                                                                  YEAR ENDED DECEMBER 31,
                                                              ---------------------------------------------------------------
                                                                2007               2006        2005        2004        2003
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $  21.51           $  20.44    $  18.90    $  17.57    $  13.75
-----------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                   (0.01)(a)          (0.04)(a)    (0.06)     (0.03)      (0.03)
-----------------------------------------------------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)          2.56               1.11        1.60        1.36        3.85
=============================================================================================================================
    Total from investment operations                              2.55               1.07        1.54        1.33        3.82
=============================================================================================================================
Net asset value, end of period                                $  24.06           $  21.51    $  20.44    $  18.90    $  17.57
_____________________________________________________________________________________________________________________________
=============================================================================================================================
Total return(b)                                                  11.85%              5.24%       8.15%       7.57%      27.78%
_____________________________________________________________________________________________________________________________
=============================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $223,448           $235,509    $257,736    $354,889    $340,711
_____________________________________________________________________________________________________________________________
=============================================================================================================================
Ratio of expenses to average net assets:                          1.06%(c)(d)        1.10%       1.08%(d)     1.11%      1.07%
=============================================================================================================================
Ratio of net investment income (loss) to average net assets      (0.06)%(c)         (0.19)%     (0.24)%     (0.17)%     (0.20)%
_____________________________________________________________________________________________________________________________
=============================================================================================================================
Portfolio turnover rate                                             66%                79%         82%        175%        114%
_____________________________________________________________________________________________________________________________
=============================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.
(c)  Ratios are based on average daily net assets of $230,872,385.
(d) After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements were 1.07% and 1.09% for the years ended December 31, 2007 and December 31, 2005, respectively.

NOTE 15--FINANCIAL HIGHLIGHTS

    The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                       SERIES II
                                                              -----------------------------------------------------------
                                                                                                        APRIL 30, 2004,
                                                                    YEAR ENDED DECEMBER 31,           (COMMENCEMENT DATE)
                                                              ------------------------------------      TO DECEMBER 31,
                                                               2007              2006       2005             2004
-------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $ 21.36           $ 20.34    $ 18.86          $ 18.19
-------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                  (0.07)(a)         (0.09)(a)   (0.09)          (0.05)
-------------------------------------------------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)         2.53              1.11       1.57             0.72
=========================================================================================================================
    Total from investment operations                             2.46              1.02       1.48             0.67
=========================================================================================================================
Net asset value, end of period                                $ 23.82           $ 21.36    $ 20.34          $ 18.86
_________________________________________________________________________________________________________________________
=========================================================================================================================
Total return(b)                                                 11.52%             5.01%      7.85%            3.68%
_________________________________________________________________________________________________________________________
=========================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $20,817           $97,646    $    11          $    10
_________________________________________________________________________________________________________________________
=========================================================================================================================
Ratio of expenses to average net assets:                         1.31%(c)(d)       1.35%      1.33%(d)          1.36%(e)
=========================================================================================================================
Ratio of net investment income (loss) to average net assets     (0.31)%(c)        (0.44)%    (0.49)%          (0.42)%(e)
_________________________________________________________________________________________________________________________
=========================================================================================================================
Portfolio turnover rate(f)                                         66%               79%        82%             175%
_________________________________________________________________________________________________________________________
=========================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.
(c)  Ratios are based on average daily net assets of $80,812,344.
(d) After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements were 1.32% and for the 1.34% years ended December 31, 2007 and December 31, 2005, respectively.
(e)  Annualized.
(f) Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year.

AIM V.I. Global Health Care Fund


NOTE 16--LEGAL PROCEEDINGS

Terms used in the Legal Proceedings Note are defined terms solely for the purpose of this note.


PENDING LITIGATION AND REGULATORY INQUIRIES


    On August 30, 2005, the West Virginia Office of the State
Auditor -- Securities Commission ("WVASC") issued a Summary Order to Cease and Desist and Notice of Right to Hearing to A I M Advisors, Inc. ("AIM") and A I M Distributors, Inc. ("ADI") (Order No. 05-1318). The WVASC makes findings of fact that AIM and ADI entered into certain arrangements permitting market timing of the AIM Funds and failed to disclose these arrangements in the prospectuses for such Funds, and conclusions of law to the effect that AIM and ADI violated the West Virginia securities laws. The WVASC orders AIM and ADI to cease any further violations and seeks to impose monetary sanctions, including restitution to affected investors, disgorgement of fees, reimbursement of investigatory, administrative and legal costs and an "administrative assessment," to be determined by the Commissioner. Initial research indicates that these damages could be limited or capped by statute. By agreement with the Commissioner of Securities, AIM's time to respond to that Order has been indefinitely suspended.

    Civil lawsuits, including purported class action and shareholder derivative suits, have been filed against certain of the AIM Funds, INVESCO Funds Group, Inc. ("IFG") (the former investment advisor to certain AIM Funds), AIM, ADI and/or related entities and individuals, depending on the lawsuit, alleging:

  - that the defendants permitted improper market timing and related activity in the AIM Funds; and

  - that certain AIM Funds inadequately employed fair value pricing.

    These lawsuits allege as theories of recovery, depending on the lawsuit, violations of various provisions of the Federal and state securities laws and ERISA, negligence, breach of fiduciary duty and/or breach of contract. These lawsuits seek remedies that include, depending on the lawsuit, damages, restitution, injunctive relief, imposition of a constructive trust, removal of certain directors and/or employees, various corrective measures under ERISA, rescission of certain AIM Funds' advisory agreements and/or distribution plans and recovery of all fees paid.

    All lawsuits based on allegations of market timing, late trading and related issues have been transferred to the United States District Court for the District of Maryland (the "MDL Court"). Pursuant to an Order of the MDL Court, plaintiffs in these lawsuits consolidated their claims for pre-trial purposes into three amended complaints against various AIM- and IFG-related parties: (i) a Consolidated Amended Class Action Complaint purportedly brought on behalf of shareholders of the AIM Funds; (ii) a Consolidated Amended Fund Derivative Complaint purportedly brought on behalf of the AIM Funds and fund registrants; and (iii) an Amended Class Action Complaint for Violations of the Employee Retirement Income Securities Act ("ERISA") purportedly brought on behalf of participants in Invesco Ltd. ("Invesco") 401(k) plan. Based on orders issued by the MDL Court, all claims asserted against the AIM Funds that have been transferred to the MDL Court have been dismissed, although certain Funds remain nominal defendants in the Consolidated Amended Fund Derivative Complaint. On September 15, 2006, the MDL Court granted the Invesco defendants' motion to dismiss the Amended Class Action Complaint for Violations of ERISA and dismissed such Complaint. The plaintiff has commenced an appeal from that decision.

    IFG, AIM, ADI and/or related entities and individuals have received inquiries from numerous regulators in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, among others, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to
Section 529 college savings plans and procedures for locating lost security holders. IFG, AIM and ADI have advised the Fund that they are providing full cooperation with respect to these inquiries. Regulatory actions and/or additional civil lawsuits related to these or other issues may be filed against the AIM Funds, IFG, AIM and/or related entities and individuals in the future.

    At the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the outcome of the Pending Litigation and Regulatory Inquiries described above may have on AIM, ADI or the Fund.

AIM V.I. Global Health Care Fund

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of AIM Variable Insurance Funds and Shareholders of AIM V.I. Global Health Care Fund:



In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of AIM V.I. Global Health Care Fund, (one of the funds constituting AIM Variable Insurance Funds, hereafter referred to as the "Fund") at December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2007 by correspondence with the custodian, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

February 12, 2008
Houston, Texas

AIM V.I. Global Health Care Fund

CALCULATING YOUR ONGOING FUND EXPENSES

EXAMPLE

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service fees (12b-1); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2007, through December 31, 2007.

    The actual and hypothetical expenses in the examples below do not represent the effect of any fees or other expenses assessed in connection with a variable product; if they did, the expenses shown would be higher while the ending account values shown would be lower.

ACTUAL EXPENSES

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return.

    The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

    Please note that the expenses shown in the table are meant to highlight your ongoing costs. Therefore, the hypothetical information is useful in comparing ongoing costs, and will not help you determine the relative total costs of owning different funds.

                                                                                           HYPOTHETICAL
                                                                                     (5% ANNUAL RETURN BEFORE
                                                          ACTUAL                            EXPENSES)
                             BEGINNING           ENDING           EXPENSES           ENDING           EXPENSES        ANNUALIZED
                           ACCOUNT VALUE      ACCOUNT VALUE      PAID DURING      ACCOUNT VALUE      PAID DURING       EXPENSE
        CLASS               (07/01/07)        (12/31/07)(1)       PERIOD(2)        (12/31/07)         PERIOD(2)         RATIO
      Series I               $1,000.00          $1,054.80          $ 5.54           $1,019.81           $5.45            1.07%
      Series II               1,000.00           1,052.60            6.83            1,018.55            6.72            1.32

(1) The actual ending account value is based on the actual total return of the Fund for the period July 1, 2007, through December 31, 2007, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund's expense ratio and a hypothetical annual return of 5% before expenses.
(2) Expenses are equal to the Fund's annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

AIM V.I. Global Health Care Fund

TRUSTEES AND OFFICERS

The address of each trustee and officer of AIM Variable Insurance Funds (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. Each trustee oversees 104 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

                                                                                       OTHER
                                  TRUSTEE                                              TRUSTEESHIP(S)/
NAME, YEAR OF BIRTH AND           AND/OR                                               DIRECTORSHIP(S)
POSITION(S) HELD WITH THE         OFFICER    PRINCIPAL OCCUPATION(S)                   HELD BY
TRUST                             SINCE      DURING PAST 5 YEARS                       TRUSTEE/ DIRECTOR
-------------------------------------------------------------------------------------------------------------------------
 Interested Persons
-------------------------------------------------------------------------------------------------------------------------

   Martin L. Flanagan(1) -- 1960  2007       Director, Chief Executive Officer and     None
   Trustee                                   President, Invesco Ltd. (ultimate parent
                                             of AIM and a global investment
                                             management firm) and, Invesco Holding
                                             Company (parent of AIM and a global
                                             investment management firm); Chairman,
                                             A I M Advisors, Inc. (registered
                                             investment advisor); Director, Chairman,
                                             Chief Executive Officer and President,
                                             IVZ Inc. (holding company); and INVESCO
                                             North American Holdings, Inc. (holding
                                             company); Chairman and President,
                                             INVESCO Group Services, Inc. (service
                                             provider); Trustee, The AIM Family of
                                             Funds(R); Vice Chairman, Investment
                                             Company Institute; and Member of
                                             Executive Board, SMU Cox School of
                                             Business

                                             Formerly: Chairman, Investment Company
                                             Institute; President, Co-Chief Executive
                                             Officer, Co-President, Chief Operating
                                             Officer and Chief Financial Officer,
                                             Franklin Resources, Inc. (global
                                             investment management organization)
-------------------------------------------------------------------------------------------------------------------------

   Philip A. Taylor(2) -- 1954    2006       Director, Chief Executive Officer and     None
   Trustee, President and                    President, AIM Mutual Fund Dealer Inc.
   Principal                                 (registered broker dealer), A I M
   Executive Officer                         Advisors, Inc., AIM Funds Management
                                             Inc. d/b/a INVESCO Enterprise Services
                                             (registered investment advisor and
                                             registered transfer agent), AIM Trimark
                                             Corporate Class Inc. (formerly AIM
                                             Trimark Global Fund Inc.) (corporate
                                             mutual fund company) and AIM Trimark
                                             Canada Fund Inc. (corporate mutual fund
                                             company), and 1371 Preferred Inc.
                                             (holding company); Director, Chairman,
                                             Chief Executive Officer and President,
                                             A I M Management Group Inc. (financial
                                             services holding company) and A I M
                                             Capital Management, Inc. (registered
                                             investment advisor); Director and
                                             President, INVESCO Funds Group, Inc.
                                             (registered investment advisor and
                                             register transfer agent) and AIM GP
                                             Canada Inc. (general partner for a
                                             limited partnership); Director, A I M
                                             Distributors, Inc. (registered broker
                                             dealer); Director and Chairman, AIM
                                             Investment Services, Inc. (registered
                                             transfer agent) and INVESCO
                                             Distributors, Inc. (registered broker
                                             dealer); Director, President and
                                             Chairman, IVZ Callco Inc. (holding
                                             company), INVESCO Inc. (holding company)
                                             and AIM Canada Holdings Inc. (holding
                                             company); Trustee, President and
                                             Principal Executive Officer of The AIM
                                             Family of Funds--Registered Trademark--
                                             (other than AIM Treasurer's Series
                                             Trust, Short-Term Investments Trust and
                                             Tax-Free Investments Trust); Trustee and
                                             Executive Vice President, The AIM Family
                                             of Funds--Registered Trademark-- (AIM
                                             Treasurer's Series Trust, Short-Term
                                             Investments Trust and Tax-Free
                                             Investments Trust only); and Manager,
                                             PowerShares Capital Management LLC

                                             Formerly: Director and Chairman, Fund
                                             Management Company (registered broker
                                             dealer); President and Principal
                                             Executive Officer, The AIM Family of
                                             Funds--Registered Trademark-- (AIM
                                             Treasurer's Series Trust, Short-Term
                                             Investments Trust and Tax-Free
                                             Investments Trust only); Chairman, AIM
                                             Canada Holdings, Inc.; President, AIM
                                             Trimark Global Fund Inc. and AIM Trimark
                                             Canada Fund Inc.; and Director, Trimark
                                             Trust (federally regulated Canadian
                                             Trust Company)
-------------------------------------------------------------------------------------------------------------------------
 Independent Trustees
-------------------------------------------------------------------------------------------------------------------------

   Bruce L. Crockett -- 1944      1993       Chairman, Crockett Technology Associates  ACE Limited (insurance company);
   Trustee and Chair                         (technology consulting company)           and Captaris, Inc. (unified
                                                                                       messaging provider)
-------------------------------------------------------------------------------------------------------------------------

   Bob R. Baker -- 1936           2004       Retired                                   None
   Trustee
-------------------------------------------------------------------------------------------------------------------------

   Frank S. Bayley -- 1939        2001       Retired                                   None
   Trustee
                                             Formerly: Partner, law firm of Baker &
                                             McKenzie and Director, Badgley Funds,
                                             Inc. (registered investment company) (2
                                             portfolios)
-------------------------------------------------------------------------------------------------------------------------

   James T. Bunch -- 1942         2004       Founder, Green, Manning & Bunch Ltd.,     None
   Trustee                                   (investment banking firm)
                                             Formerly: Director, Policy Studies, Inc.
                                             and Van Gilder Insurance Corporation
-------------------------------------------------------------------------------------------------------------------------

   Albert R. Dowden -- 1941       2000       Director of a number of public and        None
   Trustee                                   private business corporations, including
                                             the Boss Group Ltd. (private investment
                                             and management); Reich & Tang Funds
                                             (Chairman) (registered investment
                                             company) (7 portfolios), Daily Income
                                             Fund (4 portfolios), California Daily
                                             Tax Free Income Fund, Inc., Connecticut
                                             Daily Tax Free Income Fund, Inc. and New
                                             Jersey Daily Municipal Fund, Inc.,
                                             Annuity and Life Re (Holdings), Ltd.
                                             (insurance company), and Homeowners of
                                             America Holding Corporation (property
                                             casualty company)

                                             Formerly: Director, CompuDyne
                                             Corporation (provider of product and
                                             services to the public security market);
                                             Director, President and Chief Executive
                                             Officer, Volvo Group North America,
                                             Inc.; Senior Vice President, AB Volvo;
                                             Director of various affiliated Volvo
                                             companies; and Director, Magellan
                                             Insurance Company
-------------------------------------------------------------------------------------------------------------------------

   Jack M. Fields -- 1952         1997       Chief Executive Officer, Twenty First     Administaff
   Trustee                                   Century Group, Inc. (government affairs
                                             company); and Owner and Chief Executive
                                             Officer, Dos Angelos Ranch, L.P.
                                             (cattle, hunting, corporate
                                             entertainment)
                                             Formerly: Chief Executive Officer,
                                             Texana Timber LP (sustainable forestry
                                             company), and Discovery Global Education
                                             Fund (non-profit)

-------------------------------------------------------------------------------------------------------------------------

   Carl Frischling -- 1937        1993       Partner, law firm of Kramer Levin         Director, Reich & Tang Funds) (15
   Trustee                                   Naftalis and Frankel LLP                  portfolios)
-------------------------------------------------------------------------------------------------------------------------

   Prema Mathai-Davis -- 1950     1998       Formerly: Chief Executive Officer, YWCA   None
   Trustee                                   of the USA
-------------------------------------------------------------------------------------------------------------------------

   Lewis F. Pennock -- 1942       1993       Partner, law firm of Pennock & Cooper     None
   Trustee
-------------------------------------------------------------------------------------------------------------------------

   Larry Soll -- 1942             2004       Retired                                   None
   Trustee
-------------------------------------------------------------------------------------------------------------------------

   Raymond Stickel, Jr. -- 1944   2005       Retired                                   None
   Trustee                                   Formerly: Partner, Deloitte & Touche;
                                             and Director, Mainstay VP Series Funds,
                                             Inc. (25 portfolios)
-------------------------------------------------------------------------------------------------------------------------

(1) Mr. Flanagan was appointed as Trustee of the Trust on February 24, 2007. Mr. Flanagan is considered an interested person of the Trust because he is an officer of the advisor to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the advisor to the Trust.
(2) Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.

AIM V.I. Global Health Care Fund

                                                                                       OTHER
                                  TRUSTEE                                              TRUSTEESHIP(S)/
NAME, YEAR OF BIRTH AND           AND/OR                                               DIRECTORSHIP(S)
POSITION(S) HELD WITH THE         OFFICER    PRINCIPAL OCCUPATION(S)                   HELD BY TRUSTEE/
TRUST                             SINCE      DURING PAST 5 YEARS                       DIRECTOR
-------------------------------------------------------------------------------------------------------------------------
 Other Officers
-------------------------------------------------------------------------------------------------------------------------

   Russell C. Burk -- 1958        2005       Senior Vice President and Senior Officer  N/A
   Senior Vice President and                 of The AIM Family of Funds--Registered
   Senior Officer                            Trademark--
                                             Formerly: Director of Compliance and
                                             Assistant General Counsel, ICON
                                             Advisers, Inc.; Financial Consultant,
                                             Merrill Lynch; General Counsel and
                                             Director of Compliance, ALPS Mutual
                                             Funds, Inc.
-------------------------------------------------------------------------------------------------------------------------

   John M. Zerr -- 1962           2006       Director, Senior Vice President,          N/A
   Senior Vice President, Chief              Secretary and General Counsel, A I M
   Legal Officer and Secretary               Management Group Inc., A I M Advisors,
                                             Inc. and A I M Capital Management, Inc.;
                                             Director, Vice President and Secretary,
                                             AIM Investment Services, Inc. and
                                             INVESCO Distributors, Inc.; Director,
                                             Senior Vice President and Secretary,
                                             A I M Distributors, Inc.; Director and
                                             Vice President, INVESCO Funds Group
                                             Inc.; Senior Vice President, Chief Legal
                                             Officer and Secretary of The AIM Family
                                             of Funds--Registered Trademark--; and
                                             Manager, PowerShares Capital Management
                                             LLC

                                             Formerly: Director, Vice President and
                                             Secretary, Fund Management Company; Vice
                                             President, A I M Capital Management,
                                             Inc.; Chief Operating Officer, Senior
                                             Vice President, General Counsel and
                                             Secretary, Liberty Ridge Capital, Inc.
                                             (an investment adviser); Vice President
                                             and Secretary, PBHG Funds (an investment
                                             company); Vice President and Secretary,
                                             PBHG Insurance Series Fund (an
                                             investment company); General Counsel and
                                             Secretary, Pilgrim Baxter Value
                                             Investors (an investment adviser); Chief
                                             Operating Officer, General Counsel and
                                             Secretary, Old Mutual Investment
                                             Partners (a broker-dealer); General
                                             Counsel and Secretary, Old Mutual Fund
                                             Services (an administrator); General
                                             Counsel and Secretary, Old Mutual
                                             Shareholder Services (a shareholder
                                             servicing center); Executive Vice
                                             President, General Counsel and
                                             Secretary, Old Mutual Capital, Inc. (an
                                             investment adviser); and Vice President
                                             and Secretary, Old Mutual Advisors Funds
                                             (an investment company)
-------------------------------------------------------------------------------------------------------------------------

   Lisa O. Brinkley -- 1959       2004       Global Compliance Director, Invesco       N/A
   Vice President                            Ltd.; and Vice President of The AIM
                                             Family of Funds--Registered Trademark--

                                             Formerly: Senior Vice President, A I M
                                             Management Group Inc. (financial
                                             services holding company); Senior Vice
                                             President and Chief Compliance Officer,
                                             A I M Advisors, Inc. and The AIM Family
                                             of Funds--Registered Trademark--; Vice
                                             President and Chief Compliance Officer,
                                             A I M Capital Management, Inc. and A I M
                                             Distributors, Inc.; Vice President, AIM
                                             Investment Services, Inc. and Fund
                                             Management Company; Senior Vice
                                             President and Chief Compliance Officer
                                             of The AIM Family of Funds--Registered
                                             Trademark--; and Senior Vice President
                                             and Compliance Director, Delaware
                                             Investments Family of Funds
-------------------------------------------------------------------------------------------------------------------------

   Kevin M. Carome -- 1956        2003       General Counsel, Secretary and Senior
   Vice President                            Managing Director, Invesco Ltd.;
                                             Director and Secretary, Invesco Holding
                                             Company Limited, IVZ, Inc. and INVESCO
                                             Group Services, Inc.; Director, INVESCO
                                             Funds Group, Inc.; Secretary, INVESCO
                                             North American Holdings, Inc.; and Vice
                                             President of The AIM Family of
                                             Funds--Registered Trademark--

                                             Formerly: Senior Managing Director,       N/A
                                             Invesco Holding Company Limited;
                                             Director, Senior Vice President,
                                             Secretary and General Counsel, A I M
                                             Management Group Inc. and A I M
                                             Advisors, Inc.; Senior Vice President,
                                             A I M Distributors, Inc.; Director,
                                             General Counsel and Vice President, Fund
                                             Management Company; Vice President,
                                             A I M Capital Management, Inc. and AIM
                                             Investment Services, Inc.; Senior Vice
                                             President, Chief Legal Officer and
                                             Secretary of The AIM Family of
                                             Funds--Registered Trademark--; Director
                                             and Vice President, INVESCO
                                             Distributors, Inc.; Chief Executive
                                             Officer and President, INVESCO Funds
                                             Group, Inc.; and Senior Vice President
                                             and General Counsel, Liberty Financial
                                             Companies, Inc.
-------------------------------------------------------------------------------------------------------------------------

   Sidney M. Dilgren -- 1961      2004       Vice President, A I M Advisors, Inc. and  N/A
   Vice President, Principal                 A I M Capital Management, Inc.; and Vice
   Financial Officer and                     President, Treasurer and Principal
   Treasurer                                 Financial Officer of The AIM Family of
                                             Funds--Registered Trademark--

                                             Formerly: Fund Treasurer, A I M
                                             Advisors, Inc.; Senior Vice President,
                                             AIM Investment Services, Inc.; and Vice
                                             President, A I M Distributors, Inc.
-------------------------------------------------------------------------------------------------------------------------

   Karen Dunn Kelley -- 1960      2004       Head of Invesco's World Wide Fixed        N/A
   Vice President                            Income and Cash Management Group;
                                             Director of Cash Management and Senior
                                             Vice President, A I M Advisors, Inc. and
                                             A I M Capital Management, Inc; Executive
                                             Vice President, A I M Distributors,
                                             Inc.; Senior Vice President, A I M
                                             Management Group Inc.; Vice President,
                                             The AIM Family of Funds--Registered
                                             Trademark-- (other than AIM Treasurer's
                                             Series Trust, Short-Term Investments
                                             Trust and Tax-Free Investments Trust);
                                             and President and Principal Executive
                                             Officer, The AIM Family of
                                             Funds--Registered Trademark-- (AIM
                                             Treasurer's Series Trust, Short-Term
                                             Investments Trust and Tax-Free
                                             Investments Trust only)
                                             Formerly: Director and President, Fund
                                             Management Company; Chief Cash
                                             Management Officer and Managing
                                             Director, A I M Capital Management,
                                             Inc.; Vice President, A I M Advisors,
                                             Inc. and The AIM Family of
                                             Funds--Registered Trademark-- (AIM
                                             Treasurer's Series Trust, Short-Term
                                             Investments Trust and Tax-Free
                                             Investments Trust only)
-------------------------------------------------------------------------------------------------------------------------

   Lance A. Rejsek -- 1967        2005       Anti-Money Laundering Compliance          N/A
   Anti-Money Laundering                     Officer, A I M Advisors, Inc., A I M
   Compliance Officer                        Capital Management, Inc., A I M
                                             Distributors, Inc., AIM Investment
                                             Services, Inc., AIM Private Asset
                                             Management, Inc. and The AIM Family of
                                             Funds--Registered Trademark--
                                             Formerly: Anti-Money Laundering
                                             Compliance Officer, Fund Management
                                             Company; and Manager of the Fraud
                                             Prevention Department, AIM Investment
                                             Services, Inc.
-------------------------------------------------------------------------------------------------------------------------

   Todd L. Spillane -- 1958       2006       Senior Vice President, A I M Management   N/A
   Chief Compliance Officer                  Group Inc.; Senior Vice President and
                                             Chief Compliance Officer, A I M
                                             Advisors, Inc. and A I M Capital
                                             Management, Inc.; Chief Compliance
                                             Officer of The AIM Family of
                                             Funds--Registered Trademark--, Invesco
                                             Global Asset Management (N.A.), Inc.,
                                             (registered investment advisor), Invesco
                                             Institutional (N.A.), Inc., (registered
                                             investment advisor), INVESCO Private
                                             Capital Investments, Inc. (holding
                                             company), Invesco Private Capital, Inc.
                                             (registered investment advisor) and
                                             Invesco Senior Secured Management, Inc.
                                             (registered investment advisor); and
                                             Vice President, A I M Distributors, Inc.
                                             and AIM Investment Services, Inc.

                                             Formerly: Vice President, A I M Capital
                                             Management, Inc. and Fund Management
                                             Company; Global Head of Product
                                             Development, AIG-Global Investment
                                             Group, Inc.; and Chief Compliance
                                             Officer and Deputy General Counsel,
                                             AIG-SunAmerica Asset Management
-------------------------------------------------------------------------------------------------------------------------

The Statement of Additional Information of the Trust includes additional information about the Fund's Trustees and is available upon request, without charge, by calling 1.800.410.4246.

OFFICE OF THE FUND            INVESTMENT ADVISOR       DISTRIBUTOR              AUDITORS
11 Greenway Plaza             A I M Advisors, Inc.     A I M Distributors,      PricewaterhouseCoopers
Suite 100                     11 Greenway Plaza        Inc.                     LLP
Houston, TX 77046-1173        Suite 100                11 Greenway Plaza        1201 Louisiana Street
                              Houston, TX 77046-1173   Suite 100                Suite 2900
                                                       Houston, TX 77046-1173   Houston, TX 77002-5678

COUNSEL TO THE FUND           COUNSEL TO THE           TRANSFER AGENT           CUSTODIAN
Ballard Spahr                 INDEPENDENT TRUSTEES     AIM Investment           State Street Bank and
Andrews & Ingersoll, LLP      Kramer, Levin, Naftalis  Services, Inc.           Trust
1735 Market Street, 51st      & Frankel LLP            P.O. Box 4739            Company
Floor                         1177 Avenue of the       Houston, TX 77210-4739   225 Franklin Street
Philadelphia, PA 19103-7599   Americas                                          Boston, MA 02110-2801
                              New York, NY 10036-2714

SECTOR EQUITY

Real Estate

                                                                 AIM V.I. Global
                                                                Real Estate Fund
                               Annual Report to Shareholders - December 31, 2007

The Fund provides a complete list of its
holdings four times in each fiscal year,
at the quarter-ends. For the second and
fourth quarters, the lists appear in the
Fund's semiannual and annual reports to
shareholders. For the first and third
quarters, the Fund files the lists with
the Securities and Exchange Commission
(SEC) on Form N-Q. The Fund's Form N-Q
filings are available on the SEC Web site,                      [COVER GLOBE IMAGE]
sec.gov. Copies of the Fund's Forms N-Q
may be reviewed and copied at the SEC
Public Reference Room in Washington,
D.C.You can obtain information on the
operation of the Public Reference Room,
including information about duplicating
fee charges, by calling 202-942-8090 or
800-732-0330, or by electronic request at
the following E-mail address:
publicinfo@sec.gov. The SEC file numbers
for the Fund are 811-07452 and 033-57340.
The Fund's most recent portfolio holdings,
as filed on Form N-Q, have also been made
available to insurance companies issuing
variable annuity contracts and variable
life insurance policies ("variable
products") that invest in the Fund.

A description of the policies and
procedures that the Fund uses to determine                   AIM V.I. GLOBAL REAL ESTATE FUND'S INVESTMENT
how to vote proxies relating to portfolio                           OBJECTIVE IS HIGH TOTAL RETURN THROUGH
securities is available without charge,                              GROWTH OF CAPITAL AND CURRENT INCOME.
upon request, from our Client Services
department at 800-410-4246 or on the AIM
Web site, AIMinvestments.com. On the home
page, scroll down and click on Proxy
Policy. The information is also available
on the SEC Web site, sec.gov.

Information regarding how the Fund voted
proxies related to its portfolio
securities during the 12 months ended June
30, 2007, is available at our Web site. Go   UNLESS OTHERWISE STATED, INFORMATION PRESENTED IN THIS REPORT
to AIMinvestments.com, access the About Us   IS AS OF DECEMBER 31, 2007, AND IS BASED ON TOTAL NET ASSETS.
tab, click on Required Notices and then
click on Proxy Voting Activity. Next,
select the Fund from the drop-down menu.                   UNLESS OTHERWISE NOTED, ALL DATA IN THIS REPORT
The information is also available on the                              ARE FROM A I M MANAGEMENT GROUP INC.
SEC Web site, sec.gov.

                                             =============================================================
                                             THIS REPORT MUST BE ACCOMPANIED OR PRECEDED BY A CURRENTLY
                                             EFFECTIVE FUND PROSPECTUS AND VARIABLE PRODUCT PROSPECTUS,
                                             WHICH CONTAIN MORE COMPLETE INFORMATION, INCLUDING SALES
                                             CHARGES AND EXPENSES. INVESTORS SHOULD READ EACH CAREFULLY
 [AIM INVESTMENTS LOGO]                      BEFORE INVESTING.
--REGISTERED TRADEMARK--                     =============================================================

                                                         NOT FDIC INSURED MAY LOSE VALUE NO BANK GUARANTEE

                                                                                  A I M DISTRIBUTORS, INC.

AIM V.I. Global Real Estate Fund

Management's discussion of Fund performance                                               o Attractive valuations relative to peer
                                                                                          investment alternatives.
=======================================================================================
PERFORMANCE SUMMARY                                                                          We attempt to control risk by
                                                                                          diversifying property types and geographic
The year was a volatile one for AIM V.I. Global Real Estate Fund as investors attempted   location as well as limiting the size of
to digest the impact of the credit market downturn and prospects for slower global        any one holding.
economic growth. The Fund underper-formed its broad market index, the MSCI World Index,
as real estate securities were among the weakest performing industries during the year.      We will consider selling a holding
However, the Fund outperformed the FTSE EPRA/NAREIT Global Real Estate Index, its style   when:
specific index, due primarily to an overweight position and security selection within
Hong Kong, security selection in Australia, and being underweight the U.S market.         o Relative valuation falls below desired
                                                                                          levels.
   Your Fund's long-term performance appears later in this report.
                                                                                          o Risk/return relationships change
FUND VS. INDEXES                                                                          significantly.

Total returns, 12/31/06-12/31/07, excluding variable product issuer charges. If           o Company fundamentals change (property
variable product issuer charges were included, returns would be lower.                    type, geography or management changes).

Series I Shares                                                             -5.54%        o A more attractive investment opportunity
Series II Shares                                                            -5.76         is identified.
MSCI World Index(triangle) (Broad Market Index)                              9.04
S&P 500 Index(triangle) (Former Broad Market Index)                          5.49         Market conditions and your Fund
FTSE EPRA/NAREIT Global Real Estate Index(square) (Style-Specific Index)    -6.96
MSCI U.S. REIT Index(square) (Former Style-Specific Index)                 -16.82         The year was characterized by extremes.
Lipper VUF Real Estate Funds Category Average(triangle) (Peer Group)       -14.73         Subprime loan concerns and record high
Lipper Real Estate Funds Index(triangle) (Former Peer Group Index)         -13.50         crude oil prices, a weakened housing
                                                                                          market and U.S. dollar, and subsequently
SOURCES: (triangle)LIPPER INC.; (square)A I M MANAGEMENT GROUP INC., BLOOMBERG L.P.       the potentially negative impact on
=======================================================================================   consumer spending, caused market
                                                                                          volatility to increase during the year.
How we invest                                non-U.S. property types we believe will      Yet, despite concerns over a slowing
                                             benefit from long-term sector trends. We     economy, several major market indexes
Your Fund holds primarily real estate        use a fundamentals-driven investment         ended the year in positive territory and,
investment trusts (REITs) and other          process, including property market cycle     in fact, were propelled toward all-time
property-related securities from the U.S.    analysis, property evaluation, and           closing highs during the year.(1) Strong
and abroad whose value is driven by          management and structure review to           global growth, steady corporate earnings
tangible assets. Our goal is to create a     identify securities with:                    and continued merger and acquisition
global Fund focused on total return that                                                  activity drove equity markets. Against
will perform at or above index levels with   o Quality underlying properties.             this backdrop, materials, energy and
comparable levels of risk. Our investment                                                 utilities were among the best performing
strategy focuses on identifying U.S. and     o Solid management teams and flexible        sectors of the MSCI World Index.(1)
                                             balance sheets.                              Conversely, financials, consumer
                                                                                          discretionary and health care were the
                                                                                          weakest performing sectors.(1)

                                                                                             Real estate securities, both globally
                                                                                          and domestically, were among the weaker
                                                                                          performing markets for the year, and thus

==========================================   ==========================================   ==========================================

PORTFOLIO COMPOSITION                        TOP 10 EQUITY HOLDINGS*                      TOTAL NET ASSETS AND HOLDINGS

By property type                             1. Sun Hung Kai Properties Ltd.        5.3%  Total Net Assets           $146.42 million
                                             2. Westfield Group                     4.6
Diversified                           42.3%  3. Unibail-Rodamco                     3.5   Total Number of Holdings*               84
Retail                                20.5   4. Mitsubishi Estate Co. Ltd.          3.3
Office                                14.1   5. Mitsui Fudosan Co., Ltd.            3.1
Residential                            9.0   6. GPT Group                           3.0
Healthcare                             4.6   7. Stockland                           2.9
Industrial                             2.5   8. Simon Property Group, Inc.          2.8
Lodging-Resorts                        2.4   9. New World Development Co., Ltd.     2.8
Self Storage                           1.9   10. ProLogis                           2.5
Specialty                              1.4
Money Market Funds
Plus Other Assets Less Liabilities     1.3

The Fund's holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*Excluding money market fund holdings.

==========================================   ==========================================   ==========================================

AIM V.I. Global Real Estate Fund             financial health, inadequate disclosures                  Joe V. Rodriguez, Jr.
underperformed the broad domestic and        and overall business platform.                [RODRIGUEZ  Director of Securities
global markets as measured by the S&P 500                                                     PHOTO]   Management, INVESCO Real
Index and the MSCI World Index,                 Conversely, Capital & Regional                         Estate, is lead manager of
respectively.(1,2) U.S. REITs, in            Properties and SL Green Realty detracted     AIM V.I. Global Real Estate Fund. He
particular, had enjoyed four years of        from Fund performance during the year.       oversees all phases of the unit including
strong double-digit gains, widely            Real estate securities in Europe, and the    securities research and administration.
surpassing the S&P 500 Index.(1,2) Strong    U.K. in particular, have been highly         Mr. Rodriguez began his investment career
investor inflows and privatizations within   sensitive to recent economic and credit      in 1983 and joined INVESCO in 1990. He has
the U.S. REIT market helped REITs to reach   market concerns. This was the case for       served on the editorial boards of the
all time closing highs in February 2007.(2)  U.K. property company Capital & Regional.    National Association of Real Estate
Following February, however, the U.S. REIT   SL Green, which is focused on commercial     Investment Trusts (NAREIT) as well as the
market experienced a downturn in the wake    office properties located in New York        Institutional Real Estate Securities
of ongoing concerns in the sub prime         City, suffered as a result of negative       Newsletter. Mr. Rodriguez earned his
lending markets, widening debt spreads and   sentiment regarding financial service firm   B.B.A. in economics and finance as well as
perceptions of slower future economic        employment during the year. We believed      his M.B.A. in finance from Baylor
growth. After outperforming the U.S. REIT    tenant demand remained positive,             University.
market by a wide margin for much of the      particularly in tight markets such as
year, performance within the global real     London and New York City where relatively                 Mark D. Blackburn Chartered
estate securities market weakened at the     little new space is coming on-line. We        [BLACKBURN  Financial Analyst, Director
end of the period, as concerns regarding     continued to hold both companies in the          PHOTO]   of Investments, INVESCO Real
the impact of the credit downturn and its    portfolio.                                                Estate, is manager of AIM
effect on global economic growth rose.2                                                   V.I. Global Real Estate Fund. He joined
                                                We continued to be encouraged by          INVESCO in 1998 and has approximately 21
   On an absolute basis, holdings in Hong    economic and real estate fundamentals        years of experience in institutional
Kong and Australia benefited performance     internationally and remained committed to    investing and risk management. Mr.
during the year, while holdings in the U.K   owning quality real estate companies that    Blackburn earned a B.S. in accounting from
and the U.S. detracted from performance.     we believe could benefit from global         Louisiana State University and an M.B.A.
Strong stock selection in Hong Kong and      growth opportunities. We continued to        from Southern Methodist University. He is
Australia, an overweight position in Hong    control risk by holding a portfolio          a certified public accountant.
Kong and an underweight in the U.S.          diversified by property type and
benefited Fund performance relative to the   geographic location.                                      Paul S. Curbo Chartered
FTSE EPRA/NAREIT Global Real Estate Index.                                                    [CURBO   Financial Analyst, portfolio
On the other hand, security selection           We thank you for your continued               PHOTO]   manager, INVESCO Real
within the U.K. and Japan, as well as an     investment in AIM V.I. Global Real Estate                 Estate, is manager of AIM
overweight position to the U.K., hurt        Fund and encourage everyone to follow a      V.I. Global Real Estate Fund. He joined
relative performance.                        disciplined asset allocation strategy and    INVESCO in 1998 and has 15 years of real
                                             rebalance regularly.                         estate experience. Mr. Curbo earned a
   Robust economic growth and healthy                                                     B.B.A. in finance from The University of
fundamentals led to strong demand for        Sources: (1)Lipper Inc.; (2)A I M            Texas.
shares in most Asian markets. In fact, one   Management Group Inc., Bloomberg L.P.
of the top contributors to performance                                                                 James W. Trowbridge Portfolio
over the period was a diversified property   THE VIEWS AND OPINIONS EXPRESSED IN           [TROWBRIDGE manager, INVESCO Real Estate,
developer in mainland China and Hong Kong,   MANAGEMENT'S DISCUSSION OF FUND                  PHOTO]   is manager of AIM V.I. Global
Hang Lung Properties.                        PERFORMANCE ARE THOSE OF A I M ADVISORS,                  Real Estate Fund. Mr.
                                             INC. THESE VIEWS AND OPINIONS ARE SUBJECT    Trowbridge joined INVESCO Real Estate in
   At times, value is found in not owning    TO CHANGE AT ANY TIME BASED ON FACTORS       1989 and has 33 years of real estate
a particular security. This was the case     SUCH AS MARKET AND ECONOMIC CONDITIONS.      investment experience. Mr. Trowbridge
with Centro Properties Group (not a Fund     THESE VIEWS AND OPINIONS MAY NOT BE RELIED   earned his B.S. in finance from Indiana
holding), an Australian Listed Property      UPON AS INVESTMENT ADVICE OR                 University.
Trust, which was part of the FTSE            RECOMMENDATIONS, OR AS AN OFFER FOR A
EPRA/NAREIT Global Real Estate Index. Over   PARTICULAR SECURITY. THE INFORMATION IS                   Ping Ying Wang Chartered
the past few years, Centro purchased         NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF     [YING WANG Financial Analyst, portfolio
billions of dollars of relatively lower      ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR       PHOTO]   manager, INVESCO Real
quality retail assets, which they            THE FUND. STATEMENTS OF FACT ARE FROM                     Estate, is manager of AIM
generally financed with short-term debt.     SOURCES CONSIDERED RELIABLE, BUT A I M       V.I. Global Real Estate Fund. She has 11
Centro has struggled to refinance this       ADVISORS, INC. MAKES NO REPRESENTATION OR    years of real estate experience. She
short-term debt against rising credit        WARRANTY AS TO THEIR COMPLETENESS OR         earned a B.S. in international finance
spreads and reduced liquidity. Our           ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE    from the People's University of China and
fundamental process helped us to avoid       IS NO GUARANTEE OF FUTURE RESULTS, THESE     a Ph.D. in finance from the University of
this particular company as we were           INSIGHTS MAY HELP YOU UNDERSTAND OUR         Texas at Dallas.
concerned with Centro's precarious           INVESTMENT MANAGEMENT PHILOSOPHY.
                                                                                          Assisted by the Real Estate Team
                                             ==========================================
                                             FOR A DISCUSSION OF THE RISKS OF INVESTING
                                             IN YOUR FUND, INDEXES USED IN THIS REPORT
                                             AND YOUR FUND'S LONG-TERM PERFORMANCE,
                                             PLEASE TURN THE PAGE.
                                             ==========================================

AIM V.I. Global Real Estate Fund

Your Fund's long-term performance

==========================================      THE PERFORMANCE DATA QUOTED REPRESENT     THROUGH INSURANCE COMPANIES ISSUING
AVERAGE ANNUAL TOTAL RETURNS                 PAST PERFORMANCE AND CANNOT GUARANTEE        VARIABLE PRODUCTS. YOU CANNOT PURCHASE
                                             COMPARABLE FUTURE RESULTS; CURRENT           SHARES OF THE FUND DIRECTLY. PERFORMANCE
As of 12/31/07                               PERFORMANCE MAY BE LOWER OR HIGHER. PLEASE   FIGURES GIVEN REPRESENT THE FUND AND ARE
                                             CONTACT YOUR VARIABLE PRODUCT ISSUER OR      NOT INTENDED TO REFLECT ACTUAL VARIABLE
SERIES I SHARES                              FINANCIAL ADVISOR FOR THE MOST RECENT        PRODUCT VALUES. THEY DO NOT REFLECT SALES
Inception (3/31/98)                  13.18%  MONTH-END VARIABLE PRODUCT PERFORMANCE.      CHARGES, EXPENSES AND FEES ASSESSED IN
  5 Years                            23.88   PERFORMANCE FIGURES REFLECT FUND EXPENSES,   CONNECTION WITH A VARIABLE PRODUCT. SALES
  1 Year                             -5.54   REINVESTED DISTRIBUTIONS AND CHANGES IN      CHARGES, EXPENSES AND FEES, WHICH ARE
SERIES II SHARES                             NET ASSET VALUE. INVESTMENT RETURN AND       DETERMINED BY THE VARIABLE PRODUCT
Inception                            12.90%  PRINCIPAL VALUE WILL FLUCTUATE SO THAT YOU   ISSUERS, WILL VARY AND WILL LOWER THE
  5 Years                            23.59   MAY HAVE A GAIN OR LOSS WHEN YOU SELL        TOTAL RETURN.
  1 Year                             -5.76   SHARES.
==========================================                                                   THE MOST RECENT MONTH-END PERFORMANCE
                                                THE TOTAL ANNUAL FUND OPERATING EXPENSE   DATA AT THE FUND LEVEL, EXCLUDING VARIABLE
SERIES II SHARES' INCEPTION DATE IS APRIL    RATIO SET FORTH IN THE MOST RECENT FUND      PRODUCT CHARGES, IS AVAILABLE ON THIS AIM
30, 2004. RETURNS SINCE THAT DATE ARE        PROSPECTUS AS OF THE DATE OF THIS REPORT     AUTOMATED INFORMATION LINE, 866-702-4402.
HISTORICAL. ALL OTHER RETURNS ARE THE        FOR SERIES I AND SERIES II SHARES WAS        AS MENTIONED ABOVE, FOR THE MOST RECENT
BLENDED RETURNS OF THE HISTORICAL            1.16% AND 1.41%, RESPECTIVELY. THE EXPENSE   MONTH-END PERFORMANCE INCLUDING VARIABLE
PERFORMANCE OF SERIES II SHARES SINCE        RATIOS PRESENTED ABOVE MAY VARY FROM THE     PRODUCT CHARGES, PLEASE CONTACT YOUR
THEIR INCEPTION AND THE RESTATED             EXPENSE RATIOS PRESENTED IN OTHER SECTIONS   VARIABLE PRODUCT ISSUER OR FINANCIAL
HISTORICAL PERFORMANCE OF SERIES I SHARES    OF THIS REPORT THAT ARE BASED ON EXPENSES    ADVISOR.
(FOR PERIODS PRIOR TO INCEPTION OF SERIES    INCURRED DURING THE PERIOD COVERED BY THIS
II SHARES) ADJUSTED TO REFLECT THE RULE      REPORT.                                         HAD THE ADVISOR NOT WAIVED FEES AND/OR
12B-1 FEES APPLICABLE TO SERIES II SHARES.                                                REIMBURSED EXPENSES IN THE PAST,
THE INCEPTION DATE OF SERIES I SHARES IS        AIM V.I. GLOBAL REAL ESTATE FUND, A       PERFORMANCE WOULD HAVE BEEN LOWER.
MARCH 31, 1998. THE PERFORMANCE OF THE       SERIES PORTFOLIO OF AIM VARIABLE INSURANCE
FUND'S SERIES I AND SERIES II SHARE          FUNDS, IS CURRENTLY OFFERED
CLASSES WILL DIFFER PRIMARILY DUE

TO DIFFERENT CLASS EXPENSES.

====================================================================================================================================

Principal risks of investing in the Fund     and the potential lack of strict financial      The Fund invests in synthetic
                                             and accounting controls and standards.       instruments, the value of which may not
The value of convertible securities in                                                    correlate perfectly with the overall
which the Fund invests may be affected by       The prices of initial public offering     securities markets. Rising interest rates
market interest rates--the risk that the     (IPO) securities may go up and down more     and market price fluctuations will affect
issuer may default on interest or            than prices of equity securities of          the performance of the Fund's investments
principal payments and the value of the      companies with longer trading histories.     in synthetic instruments.
underlying common stock into which these     In addition, companies offering securities
securities may be converted may decline as   in IPOs may have less experienced            About indexes used in this report
a result.                                    management or limited operating histories.
                                             There can be no assurance that the fund      The Fund has elected to use the MSCI World
   The Fund may invest in debt securities,   will have favorable IPO investment           Index--SERVICE MARK-- instead of the S&P
such as notes and bonds, which carry         opportunities.                               500 Index--REGISTERED TRADEMARK-- due to
interest rate and credit risk.                                                            the change in the Fund's investment style
                                                There is no guarantee that the            from domestic to global. The MSCI World
   Investing in developing countries can     investment techniques and risk analyses      Index is a free float-adjusted market
add additional risk, such as high rates of   used by the Fund's portfolio managers will   capitalization index that is designed to
inflation or sharply devalued currencies     produce the desired results.                 measure global developed market equity
against the U.S. dollar. Transaction costs                                                performance. The S&P 500 Index is a market
are often higher, and there may be delays       Because the Fund focuses its              capitalization-weighted index covering all
in settlement procedures.                    investments in real estate investment        major areas of the U.S. economy. It is not
                                             trusts (REITs), real estate operating        the 500 largest companies, but rather the
   Prices of equity securities change in     companies and other companies related to     most widely held 500 companies chosen with
response to many factors including the       the real estate industry, the value of       respect to market size, liquidity, and
historical and prospective earnings of the   shares may rise and fall more than the       their industry.
issuer, the value of its assets, general     value of shares of a fund that invests in
economic conditions, interest rates,         a broader range of companies.                   The Fund has elected to use the FTSE
investor perceptions and market liquidity.                                                European Public Real Estate
                                                The Fund may use enhanced investment      Association/National Association of Real
   Foreign securities have additional        techniques such as short sales. Short        Estate Investment Trusts Global Real
risks, including exchange rate changes,      sales carry the risk of buying a security    Estate Index as its style specific Index
political and economic upheaval, the         back at a higher price at which the Fund's   instead of the MSCI
relative lack of information, relatively     exposure is unlimited.
low market liquidity,

                                                                                                                           Continued

AIM V.I. Global Real Estate Fund

Past performance cannot guarantee            types of charts in illustrating changes in   ment. In this chart, each segment
comparable future results.                   value during the early years shown in the    represents a doubling, or 100% change, in
                                             chart. The vertical axis, the one that       the value of the investment. In other
   This chart, which is a logarithmic        indicates the dollar value of an             words, the space between $5,000 and
chart, presents the fluctuations in the      investment, is constructed with each         $10,000 is the same size as the space
value of the Fund and its indexes. We        segment representing a percent change in     between $10,000 and $20,000 and so on.
believe that a logarithmic chart is more     the value of the invest-
effective than other

====================================================================================================================================

Continued from previous page

U.S. REIT Index due to change in the         panies engaged in the real estate            returns based on those net asset values
fund's investment style from domestic to     industry. The Lipper Real Estate Funds       may differ from the net asset values and
global. The FTSE EPRA/NAREIT Global Real     Index is an equally weighted                 returns reported in the Financial
Estate Index is designed to track the        representation of the largest funds in the   Highlights. Additionally, the returns and
performance of listed real estate            Lipper Real Estate Funds category. These     net asset values shown throughout this
companies and REITs worldwide. It is         funds primarily invest their equity          report are at the Fund level only and do
compiled by FTSE Group (an independent       portfolio in securities of domestic and      not include variable product issuer
company, originally a joint venture of the   foreign companies engaged in the real        charges. If such charges were included,
Financial Times and the London Stock         estate industry.                             the total returns would be lower.
Exchange, whose sole business is the
creation and management of indexes and          The Fund is not managed to track the         Property type classifications used in
associated data services); NAREIT and        performance of any particular index,         this report are generally according to
EPRA. The MSCI US REIT Index is an           including the indexes defined here, and      FTSE EPRA/NAREIT Global Real Estate Index,
unmanaged index comprised of the most        consequently, the performance of the Fund    which is exclusively owned by the FTSE
actively traded real estate investment       may deviate significantly from the           Group, the European Public Real Estate
trusts and is designed to be a measure of    performance of the indexes.                  Association (EPRA), the National
real estate equity performance.                                                           Association of Real Estate Investment
                                                A direct investment cannot be made in     Trusts (NAREIT) and Euronext Indices BV.
   The Fund has elected to use the Lipper    an index. Unless otherwise indicated,
Variable (VUF) Real Estate Funds Category    index results include reinvested                The Chartered Financial
Average as its peer group instead of the     dividends, and they do not reflect sales     Analyst--REGISTERED TRADEMARK--
Lipper Real Estate Funds Index. In 2006,     charges. Performance of an index of funds    (CFA--REGISTERED TRADEMARK--) des-
Lipper began publishing VUF indexes,         reflects fund expenses; performance of a     ignation is a globally recognized standard
allowing the Fund to be compared with the    market index does not.                       for measuring the competence and integrity
Lipper VUF Real Estate Funds Category                                                     of investment professionals.
Average. The unmanaged Lipper VUF Real       Other information
Estate Funds Category Average represents
the average of all the variable insurance    The returns shown in the management's
underlying funds in the Lipper Real Estate   discussion of Fund performance are based
Funds Category. These funds invest at        on net asset values calculated for
least 65% of their portfolio in equity       shareholder transactions. Generally
securities of domestic and foreign           accepted accounting principles require
com-                                         adjustments to be made to the net assets
                                             of the Fund at period end for financial
                                             reporting purposes, and as such, the net
                                             asset values for shareholder transactions
                                             and the

====================================================================================================================================
                                                          [MOUNTAIN CHART]

RESULTS OF A $10,000 INVESTMENT
FUND AND INDEX DATA FROM 3/31/98

                      AIM V.I.                                                  FTSE        LIPPER VUF
                    GLOBAL REAL                                             EPRA/NAREIT        REAL
                       ESTATE                                               GLOBAL REAL       ESTATE           LIPPER
                   FUND-SERIES I   S&P 500    MSCI WORLD   MSCI U.S. REIT      ESTATE     FUNDS CATEGORY     REAL ESTATE
          DATE         SHARES      INDEX(1)    INDEX(1)       INDEX(2)        INDEX(2)      AVERAGE(1)     FUNDS INDEX(1)

       3/31/1998       $10000       $10000      $10000         $10000          $10000         $10000           $10000
            4/98         9710        10102       10096           9646            9690           9691             9689
            5/98         9610         9929        9968           9562            9227           9590             9563
            6/98         9500        10332       10203           9561            8966           9527             9462
            7/98         8920        10223       10185           8890            8456           8915             8859
            8/98         7830         8746        8826           8053            7557           8034             7946
            9/98         8180         9307        8980           8551            8004           8454             8315
           10/98         8090        10062        9790           8390            8765           8327             8218
           11/98         8400        10672       10371           8522            9027           8493             8398
           12/98         8412        11287       10876           8370            8899           8454             8294
            1/99         8207        11758       11113           8145            8665           8247             8109
            2/99         8074        11393       10816           8011            8619           8142             7969
            3/99         7972        11849       11264           7967            8875           8058             7898
            4/99         8892        12308       11707           8738            9750           8901             8745
            5/99         9087        12017       11277           8923            9530           9099             8923
            6/99         8974        12682       11802           8757            9743           8951             8845
            7/99         8565        12288       11765           8481            9617           8593             8501
            8/99         8565        12227       11742           8400            9521           8487             8360
            9/99         8228        11892       11627           8048            9121           8151             8026
           10/99         8043        12645       12230           7865            8998           7944             7816
           11/99         7972        12902       12572           7748            9238           7831             7696
           12/99         8441        13661       13588           7989            9688           8170             8001
            1/00         8473        12974       12808           8039            9282           8144             7930
            2/00         8538        12729       12841           7911            8915           8016             7794
            3/00         9029        13973       13727           8201            9448           8389             8132
            4/00         9423        13553       13145           8752            9448           8863             8537
            5/00         9135        13275       12811           8833            9140           8953             8635
            6/00         9764        13602       13241           9052            9789           9300             9004
            7/00        10587        13390       12867           9873           10233          10022             9664
            8/00        10448        14221       13284           9468           10507           9734             9393
            9/00        10587        13470       12576           9759           10522          10077             9705
           10/00        10245        13413       12363           9296            9984           9680             9292
           11/00        10213        12357       11611           9459           10137           9851             9435
           12/00        10859        12417       11797          10131           11029          10489            10046
            1/01        10934        12858       12025          10174           11195          10457            10101
            2/01        10538        11686       11007          10000           11181          10270             9954
            3/01        10077        10946       10282          10082           10472          10212             9909
            4/01        10559        11796       11040          10316           10732          10460            10132
            5/01        10527        11875       10896          10547           10829          10626            10354
            6/01        10891        11586       10553          11183           11102          11177            10917
            7/01        10570        11472       10412          10941           10902          10966            10722
            8/01        10591        10755        9911          11346           11170          11293            11055
            9/01        10163         9886        9036          10893           10011          10808            10528
           10/01         9960        10075        9209          10528            9906          10450            10184
           11/01        10452        10847        9752          11142           10403          11006            10723
           12/01        10775        10943        9813          11431           10609          11298            11062
            1/02        10732        10783        9514          11405           10499          11282            11108
            2/02        10970        10575        9431          11630           10628          11486            11334
            3/02        11619        10973        9865          12380           11179          12172            11980
            4/02        11813        10308        9511          12459           11506          12275            12103
            5/02        12018        10232        9527          12617           11852          12452            12247
            6/02        12256         9504        8948          12979           11787          12707            12516
            7/02        11759         8763        8193          12251           11197          12022            11800
            8/02        11867         8820        8207          12272           11044          12030            11825
            9/02        11380         7863        7303          11826           10600          11572            11404
           10/02        11121         8554        7841          11232           10459          11035            10902
           11/02        11446         9057        8263          11750           10855          11501            11343
           12/02        11463         8525        7861          11847           10908          11639            11464
            1/03        11135         8302        7622          11521           10676          11326            11164
            2/03        11299         8177        7488          11728           10729          11524            11336
            3/03        11582         8257        7464          11974           10719          11803            11598
            4/03        12008         8936        8125          12479           11166          12271            12102
            5/03        12752         9407        8588          13184           12012          12949            12816
            6/03        13221         9527        8735          13487           12266          13222            13120
            7/03        13833         9695        8912          14203           12744          13913            13721
            8/03        13964         9884        9103          14289           13109          14058            13869
            9/03        14413         9779        9158          14795           13720          14512            14312
           10/03        14620        10332        9700          15044           14132          14744            14631

====================================================================================================================================

                                                            SOURCES: (1) LIPPER INC., (2)A I M MANAGEMENT GROUP INC., BLOOMBERG L.P.

====================================================================================================================================
                                                          [MOUNTAIN CHART]

           11/03        15419        10423        9847          15707           14643          15398            15272
           12/03        15913        10969       10464          16201           15347          15892            15730
            1/04        16513        11170       10632          16911           16050          16488            16292
            2/04        16868        11325       10810          17194           16614          16852            16649
            3/04        17889        11155       10738          18153           17417          17814            17558
            4/04        15492        10980       10518          15462           15515          15390            15249
            5/04        16513        11130       10606          16572           16296          16407            16147
            6/04        17101        11347       10832          17042           16698          16919            16644
            7/04        17278        10971       10478          17132           16832          17052            16713
            8/04        18466        11015       10524          18508           17771          18268            17876
            9/04        18554        11134       10723          18471           17963          18282            17976
           10/04        19686        11304       10986          19482           18757          19264            18803
           11/04        20595        11762       11563          20308           20073          20177            19640
           12/04        21734        12162       12004          21302           21173          21326            20783
            1/05        20020        11865       11734          19469           20205          19632            19407
            2/05        20554        12115       12106          20048           20637          20159            19976
            3/05        20145        11901       11872          19717           20131          19862            19608
            4/05        21362        11675       11612          20889           20787          20822            20398
            5/05        21986        12046       11818          21571           21181          21504            21084
            6/05        22918        12063       11921          22654           22000          22557            22064
            7/05        24600        12512       12337          24277           23088          24142            23485
            8/05        23702        12398       12430          23344           22859          23240            22673
            9/05        23873        12498       12753          23477           23337          23361            22740
           10/05        23362        12290       12444          22918           22640          22864            22211
           11/05        24476        12754       12858          23911           23450          23891            23172
           12/05        24831        12759       13143          23886           24423          24111            23334
            1/06        26445        13096       13730          25721           26042          25709            24797
            2/06        26916        13132       13709          26205           26630          26206            25170
            3/06        28402        13295       14011          27506           27839          27602            26331
            4/06        27706        13474       14436          26484           27706          26755            25645
            5/06        26974        13086       13943          25720           26766          26005            24933
            6/06        28283        13104       13939          27105           27736          27304            26014
            7/06        29120        13184       14026          28077           28731          28038            26619
            8/06        30191        13498       14390          29144           29816          29022            27530
            9/06        30886        13845       14562          29713           30487          29595            28055
           10/06        32594        14296       15096          31573           32217          31366            29655
           11/06        34373        14568       15466          33068           33842          32934            31003
           12/06        35401        14772       15780          32466           34767          32746            30674
            1/07        37214        14995       15967          35295           36439          35294            32881
            2/07        37522        14703       15884          34425           36701          34647            32230
            3/07        37571        14867       16174          33586           36931          33911            31686
            4/07        37646        15525       16888          33578           37210          33959            31821
            5/07        38091        16066       17361          33532           37514          34042            32067
            6/07        35062        15800       17227          30371           34770          31056            29476
            7/07        33558        15310       16845          27963           33046          28863            27498
            8/07        34914        15540       16833          29807           34009          30304            28636
            9/07        37180        16120       17633          31103           36041          31691            29913
           10/07        38411        16376       18174          31480           36971          32290            30527
           11/07        35491        15692       17431          28497           34119          29355            27845
           12/07        33439        15583       17206          27007           32348          27873            26532

====================================================================================================================================

AIM V.I. Global Real Estate Fund

SCHEDULE OF INVESTMENTS(A)

December 31, 2007


                                                SHARES        VALUE
-----------------------------------------------------------------------
FOREIGN REAL ESTATE INVESTMENT TRUSTS, COMMON
  STOCKS & OTHER EQUITY INTERESTS-64.02%

AUSTRALIA-13.21%

CFS Retail Property Trust (Retail)(b)(c)         976,500   $  1,995,666
-----------------------------------------------------------------------
GPT Group (Diversified)(b)                     1,253,600      4,414,848
-----------------------------------------------------------------------
Mirvac Group (Diversified)(b)                    361,100      1,893,871
-----------------------------------------------------------------------
Stockland (Diversified)(b)(c)                    581,200      4,267,655
-----------------------------------------------------------------------
Westfield Group (Retail)(b)(c)                   370,800      6,777,496
=======================================================================
                                                             19,349,536
=======================================================================

CANADA-3.59%

Boardwalk Real Estate Investment Trust
  (Residential)                                   64,600      2,900,727
-----------------------------------------------------------------------
Cominar Real Estate Investment Trust
  (Diversified)(c)                                19,700        404,428
-----------------------------------------------------------------------
Primaris Retail Real Estate Investment Trust
  (Retail)                                        48,600        895,997
-----------------------------------------------------------------------
RioCan Real Estate Investment Trust (Retail)      48,100      1,059,584
=======================================================================
                                                              5,260,736
=======================================================================

CHINA-0.44%

Kowloon Development Co. Ltd. (Residential)       248,000        642,487
=======================================================================

FINLAND-0.80%

Citycon Oyj (Retail)(b)(c)                       131,913        699,061
-----------------------------------------------------------------------
Sponda Oyj (Diversified)(b)                       40,440        479,657
=======================================================================
                                                              1,178,718
=======================================================================

FRANCE-5.97%

Gecina S.A. (Diversified)(c)                       6,900      1,080,660
-----------------------------------------------------------------------
Klepierre (Retail)(b)                             40,000      2,027,184
-----------------------------------------------------------------------
Orco Property Group (Diversified)(b)(c)            3,900        462,625
-----------------------------------------------------------------------
Unibail-Rodamco (Diversified)(b)                  23,800      5,171,063
=======================================================================
                                                              8,741,532
=======================================================================

HONG KONG-15.21%

China Overseas Land & Investment Ltd.
  (Residential)(b)                               648,000      1,328,771
-----------------------------------------------------------------------
China Overseas Land & Investment Ltd.-Wts.,
  expiring 08/27/08 (Residential)(d)              57,833         31,597
-----------------------------------------------------------------------
China Resources Land Ltd. (Residential)(b)       579,800      1,264,510
-----------------------------------------------------------------------
Hang Lung Properties Ltd. (Diversified)(b)       807,000      3,608,559
-----------------------------------------------------------------------
Hongkong Land Holdings Ltd. (Office)(b)          323,000      1,585,598
-----------------------------------------------------------------------
Kerry Properties Ltd. (Diversified)(b)           336,900      2,686,892
-----------------------------------------------------------------------
New World Development Co., Ltd.
  (Diversified)(b)                             1,156,400      4,059,086
-----------------------------------------------------------------------
Sun Hung Kai Properties Ltd. (Diversified)(b)    366,000      7,699,880
=======================================================================
                                                             22,264,893
=======================================================================

ITALY-0.68%

Beni Stabili S.p.A. (Office)(b)                  499,200        539,571
-----------------------------------------------------------------------
Risanamento S.p.A. (Diversified)(b)(c)            84,200        451,756
=======================================================================
                                                                991,327
=======================================================================

                                                SHARES        VALUE
-----------------------------------------------------------------------


JAPAN-11.49%

AEON Mall Co., Ltd. (Retail)(b)(c)                20,500   $    539,409
-----------------------------------------------------------------------
Japan Real Estate Investment Corp.
  (Office)(b)                                         35        433,642
-----------------------------------------------------------------------
Kenedix Realty Investment Corp.
  (Diversified)(b)                                    57        376,823
-----------------------------------------------------------------------
Mitsubishi Estate Co. Ltd. (Diversified)(b)      203,000      4,877,881
-----------------------------------------------------------------------
Mitsui Fudosan Co., Ltd. (Diversified)(b)        212,000      4,592,831
-----------------------------------------------------------------------
Nippon Building Fund Inc. (Office)(b)(c)             115      1,613,867
-----------------------------------------------------------------------
Nippon Commercial Investment Corp.
  (Diversified)(b)                                    87        384,474
-----------------------------------------------------------------------
Nomura Real Estate Office Fund, Inc.
  (Office)(b)                                        105        989,899
-----------------------------------------------------------------------
NTT Urban Development Corp. (Office)(b)              498        795,144
-----------------------------------------------------------------------
Sumitomo Realty & Development Co., Ltd.
  (Diversified)(b)                                25,000        616,398
-----------------------------------------------------------------------
Tokyo Tatemono Co., Ltd. (Office)(b)(c)          128,000      1,207,826
-----------------------------------------------------------------------
TOKYU REIT, Inc. (Diversified)(b)                     43        401,912
=======================================================================
                                                             16,830,106
=======================================================================

NETHERLANDS-0.21%

Plaza Centers N.V. (Retail)(d)                    66,400        303,439
=======================================================================

NEW ZEALAND-0.29%

Goodman Property Trust (Diversified)(b)          384,100        426,525
=======================================================================

NORWAY-0.81%

Norwegian Property A.S.A. (Office)(b)             97,900      1,188,298
=======================================================================

SINGAPORE-2.59%

Ascott Group Ltd. (The) (Lodging-Resorts)(b)     329,000        276,992
-----------------------------------------------------------------------
Capitaland Ltd. (Diversified)(b)                 390,000      1,676,902
-----------------------------------------------------------------------
CapitaMall Trust (Retail)(b)                     460,000      1,093,889
-----------------------------------------------------------------------
Keppel Land Ltd. (Diversified)(b)                147,000        739,726
=======================================================================
                                                              3,787,509
=======================================================================

SWEDEN-0.75%

Fabege A.B. (Office)(b)                          107,900      1,092,829
=======================================================================

UNITED KINGDOM-7.98%

Big Yellow Group PLC (Self Storage)(b)            41,500        358,212
-----------------------------------------------------------------------
British Land Co. PLC (Diversified)(b)            148,800      2,768,450
-----------------------------------------------------------------------
Capital & Regional PLC (Retail)(b)                72,300        567,858
-----------------------------------------------------------------------
Derwent London PLC (Office)(b)                    64,700      1,802,328
-----------------------------------------------------------------------
Land Securities Group PLC (Diversified)(b)       103,000      3,057,214
-----------------------------------------------------------------------
Quintain Estates & Development PLC
  (Diversified)(b)                                64,300        652,086
-----------------------------------------------------------------------
Shaftesbury PLC (Diversified)(b)                  89,800        889,256
-----------------------------------------------------------------------
Unite Group PLC (Specialty)(b)                   159,900      1,117,132
-----------------------------------------------------------------------
Workspace Group PLC (Office)(b)                   88,100        472,207
=======================================================================
                                                             11,684,743
=======================================================================
    Total Foreign Real Estate Investment
      Trusts,
      Common Stocks & Other Equity Interests
      (Cost $81,428,171)                                     93,742,678
=======================================================================

AIM V.I. Global Real Estate Fund


                                                SHARES        VALUE
-----------------------------------------------------------------------

DOMESTIC REAL ESTATE INVESTMENT TRUSTS &
  COMMON STOCKS-34.71%

DIVERSIFIED-2.60%

Vornado Realty Trust                              34,700   $  3,051,865
-----------------------------------------------------------------------
Washington Real Estate Investment Trust           24,000        753,840
=======================================================================
                                                              3,805,705
=======================================================================

HEALTHCARE-4.57%

HCP, Inc.                                         94,300      3,279,754
-----------------------------------------------------------------------
Health Care REIT, Inc.                            18,400        822,296
-----------------------------------------------------------------------
Ventas, Inc.                                      57,100      2,583,775
=======================================================================
                                                              6,685,825
=======================================================================

INDUSTRIAL-2.54%

ProLogis                                          58,614      3,714,955
=======================================================================

LODGING-RESORTS-2.19%

Host Hotels & Resorts Inc.                       134,489      2,291,693
-----------------------------------------------------------------------
Starwood Hotels & Resorts Worldwide, Inc.         20,900        920,227
=======================================================================
                                                              3,211,920
=======================================================================

OFFICE-6.14%

Alexandria Real Estate Equities, Inc.             17,600      1,789,392
-----------------------------------------------------------------------
Boston Properties, Inc.                           14,000      1,285,340
-----------------------------------------------------------------------
Brandywine Realty Trust                           41,621        746,264
-----------------------------------------------------------------------
Brookfield Properties Corp.(c)                    42,050        810,786
-----------------------------------------------------------------------
Douglas Emmett, Inc.                              53,100      1,200,591
-----------------------------------------------------------------------
SL Green Realty Corp.                             33,800      3,158,948
=======================================================================
                                                              8,991,321
=======================================================================

RESIDENTIAL-4.75%

AvalonBay Communities, Inc.                       11,300      1,063,782
-----------------------------------------------------------------------
BRE Properties, Inc.                              18,800        761,964
-----------------------------------------------------------------------
Camden Property Trust                             25,600      1,232,640
-----------------------------------------------------------------------
Equity Residential                                53,900      1,965,733
-----------------------------------------------------------------------
Essex Property Trust, Inc.                        17,300      1,686,577
-----------------------------------------------------------------------
Mid-America Apartment Communities, Inc.            5,900        252,225
=======================================================================
                                                              6,962,921
=======================================================================

                                                SHARES        VALUE
-----------------------------------------------------------------------


RETAIL-9.63%

CBL & Associates Properties, Inc.                 38,600   $    922,926
-----------------------------------------------------------------------
Developers Diversified Realty Corp.               51,000      1,952,790
-----------------------------------------------------------------------
Federal Realty Investment Trust                   25,300      2,078,395
-----------------------------------------------------------------------
General Growth Properties, Inc.(c)                53,400      2,199,012
-----------------------------------------------------------------------
Kimco Realty Corp.(c)                             51,300      1,867,320
-----------------------------------------------------------------------
Macerich Co. (The)                                13,400        952,204
-----------------------------------------------------------------------
Simon Property Group, Inc.                        47,500      4,125,850
=======================================================================
                                                             14,098,497
=======================================================================

SELF STORAGE-1.66%

Public Storage                                    33,100      2,429,871
=======================================================================

SPECIALTY-0.63%

Digital Realty Trust, Inc.                        23,900        917,043
=======================================================================
    Total Domestic Real Estate Investment
      Trusts & Common Stocks (Cost
      $44,948,751)                                           50,818,058
=======================================================================

MONEY MARKET FUNDS-2.19%

Liquid Assets Portfolio-Institutional
  Class(e)                                     1,599,562      1,599,562
-----------------------------------------------------------------------
Premier Portfolio-Institutional Class(e)       1,599,562      1,599,562
=======================================================================
    Total Money Market Funds (Cost
      $3,199,124)                                             3,199,124
=======================================================================
TOTAL INVESTMENTS (excluding investments
  purchased with cash collateral from
  securities on loan)-100.92% (Cost
  $129,576,046)                                             147,759,860
=======================================================================

INVESTMENTS PURCHASED WITH CASH COLLATERAL
  FROM SECURITIES ON LOAN

MONEY MARKET FUNDS-6.72%

Liquid Assets Portfolio-Institutional Class
  (Cost $9,838,609)(e)(f)                      9,838,609      9,838,609
=======================================================================
TOTAL INVESTMENTS-107.64% (Cost $139,414,655)               157,598,469
=======================================================================
OTHER ASSETS LESS LIABILITIES-(7.64%)                       (11,179,355)
=======================================================================
NET ASSETS-100.00%                                         $146,419,114
_______________________________________________________________________
=======================================================================

Investment Abbreviations:

REIT  - Real Estate Investment Trust
Wts.  - Warrants

Notes to Schedule of Investments:

(a) Property type classifications used in this report are generally according to FTSE ERPA/NAREIT Global Real Estate Index, which is exclusively owned by the FTSE Group, the European Public Real Estate Association (ERPA), the National Association of Real Estate Investment Trusts (NAREIT) and Euronext Indices BV.
(b) In accordance with the procedures established by the Board of Trustees, the foreign security is fair valued using adjusted closing market prices. The aggregate value of these securities at December 31, 2007 was $86,423,759, which represented 59.02% of the Fund's Net Assets. See Note 1A.
(c) All or a portion of this security was out on loan at December 31, 2007.
(d) Non-income producing security.
(e) The money market fund and the Fund are affiliated by having the same investment advisor. See Note 3.
(f) The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower's return of the securities loaned. See Note 7.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM V.I. Global Real Estate Fund

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2007

ASSETS:

Investments, at value (Cost $126,376,922)*       $144,560,736
-------------------------------------------------------------
Investments in affiliated money market funds
  (Cost $13,037,733)                               13,037,733
=============================================================
     Total investments (Cost $139,414,655)        157,598,469
=============================================================
Foreign currencies, at value (Cost $41,880)            42,043
-------------------------------------------------------------
Cash                                                    1,099
-------------------------------------------------------------
Receivables for:
  Fund shares sold                                    472,205
-------------------------------------------------------------
  Dividends                                           712,855
-------------------------------------------------------------
Investment for trustee deferred compensation
  and retirement plans                                 14,525
=============================================================
     Total assets                                 158,841,196
_____________________________________________________________
=============================================================


LIABILITIES:

Payables for:
  Investments purchased                                 4,132
-------------------------------------------------------------
  Fund shares reacquired                            2,402,091
-------------------------------------------------------------
  Trustee deferred compensation and retirement
     plans                                             20,614
-------------------------------------------------------------
  Due to securities lending agent                     768,459
-------------------------------------------------------------
  Collateral upon return of securities loaned       9,070,150
-------------------------------------------------------------
Accrued administrative services fees                   94,302
-------------------------------------------------------------
Accrued distribution fees -- Series II                  1,550
-------------------------------------------------------------
Accrued trustees' and officer's fees and
  benefits                                                629
-------------------------------------------------------------
Accrued transfer agent fees                             1,747
-------------------------------------------------------------
Accrued operating expenses                             58,408
=============================================================
     Total liabilities                             12,422,082
=============================================================
Net assets applicable to shares outstanding      $146,419,114
_____________________________________________________________
=============================================================


NET ASSETS CONSIST OF:

Shares of beneficial interest                    $117,708,826
-------------------------------------------------------------
Undistributed net investment income                  (245,443)
-------------------------------------------------------------
Undistributed net realized gain                    10,768,939
-------------------------------------------------------------
Unrealized appreciation                            18,186,792
=============================================================
                                                 $146,419,114
_____________________________________________________________
=============================================================


NET ASSETS:

Series I                                         $143,772,955
_____________________________________________________________
=============================================================
Series II                                        $  2,646,159
_____________________________________________________________
=============================================================


SHARES OUTSTANDING, $0.001 PAR VALUE PER SHARE,
  UNLIMITED NUMBER OF SHARES AUTHORIZED:

Series I                                            6,571,869
_____________________________________________________________
=============================================================
Series II                                             122,194
_____________________________________________________________
=============================================================
Series I:
  Net asset value per share                      $      21.88
_____________________________________________________________
=============================================================
Series II:
  Net asset value per share                      $      21.66
_____________________________________________________________
=============================================================


* At December 31, 2007, securities with an aggregate value of $8,642,588 were on loan to brokers.
STATEMENT OF OPERATIONS

For the year ended December 31, 2007

INVESTMENT INCOME:

Dividends (net of foreign withholding taxes of
  $366,143)                                      $ 4,329,969
------------------------------------------------------------
Dividends from affiliated money market funds
  (includes securities lending income of
  $25,303)                                           205,658
============================================================
    Total investment income                        4,535,627
============================================================

EXPENSES:

Advisory fees                                      1,549,674
------------------------------------------------------------
Administrative services fees                         485,490
------------------------------------------------------------
Custodian fees                                       123,082
------------------------------------------------------------
Distribution fees -- Series II                         3,059
------------------------------------------------------------
Transfer agent fees                                   16,489
------------------------------------------------------------
Trustees' and officer's fees and benefits             22,120
------------------------------------------------------------
Other                                                 66,613
============================================================
    Total expenses                                 2,266,527
============================================================
Less: Fees waived and expense offset
  arrangement(s)                                    (158,857)
============================================================
    Net expenses                                   2,107,670
============================================================
Net investment income                              2,427,957
============================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM:

Net realized gain (loss) from:
  Investment securities                           15,246,243
------------------------------------------------------------
  Foreign currencies                                (118,887)
============================================================
                                                  15,127,356
============================================================
Change in net unrealized appreciation
  (depreciation) of:
  Investment securities                          (26,944,052)
------------------------------------------------------------
  Foreign currencies                                  (4,410)
============================================================
                                                 (26,948,462)
============================================================
Net realized and unrealized gain (loss)          (11,821,106)
============================================================
Net increase (decrease) in net assets resulting
  from operations                                $(9,393,149)
____________________________________________________________
============================================================

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM V.I. Global Real Estate Fund

STATEMENT OF CHANGES IN NET ASSETS

For the years ended December 31, 2007 and 2006

                                                                  2007            2006
------------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income                                       $  2,427,957    $  1,746,818
------------------------------------------------------------------------------------------
  Net realized gain                                             15,127,356      22,784,354
------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation)         (26,948,462)     24,881,911
==========================================================================================
    Net increase (decrease) in net assets resulting from
     operations                                                 (9,393,149)     49,413,083
==========================================================================================
Distributions to shareholders from net investment income:
  Series I                                                      (9,098,630)     (1,802,157)
------------------------------------------------------------------------------------------
  Series II                                                       (158,255)         (2,803)
==========================================================================================
    Total distributions from net investment income              (9,256,885)     (1,804,960)
==========================================================================================
Distributions to shareholders from net realized gains:
  Series I                                                     (21,716,323)     (6,223,841)
------------------------------------------------------------------------------------------
  Series II                                                       (378,839)         (9,875)
==========================================================================================
    Total distributions from net realized gains                (22,095,162)     (6,233,716)
==========================================================================================
    Decrease in net assets resulting from distributions        (31,352,047)     (8,038,676)
==========================================================================================
Share transactions-net:
  Series I                                                      (8,779,766)     51,326,244
------------------------------------------------------------------------------------------
  Series II                                                      3,015,866         188,721
==========================================================================================
    Net increase (decrease) in net assets resulting from
     share transactions                                         (5,763,900)     51,514,965
==========================================================================================
    Net increase (decrease) in net assets                      (46,509,096)     92,889,372
==========================================================================================

NET ASSETS:

  Beginning of year                                            192,928,210     100,038,838
==========================================================================================
  End of year (including undistributed net investment income
    of $(245,443) and $2,317,639, respectively)               $146,419,114    $192,928,210
__________________________________________________________________________________________
==========================================================================================

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM V.I. Global Real Estate Fund

NOTES TO FINANCIAL STATEMENTS

December 31, 2007

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM V.I. Global Real Estate Fund (the "Fund") is a series portfolio of AIM Variable Insurance Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of twenty separate portfolios, (each constituting a "Fund"). The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies ("variable products"). Matters affecting each Fund or class will be voted on exclusively by the shareholders of such Fund or class. Current Securities and Exchange Commission ("SEC") guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each Fund or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.

    The Fund's investment objective is high total return through growth of capital and current income.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy.

       A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

       Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations, including commercial paper, having 60 days or less to maturity are recorded at amortized cost which approximates value. Debt securities are subject to interest rate and credit risks. In addition, all debt securities involve some risk of default with respect to interest and/or principal payments.

       Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and may make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economical upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

       Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices.

       Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value.

       Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer's assets, general economic conditions, interest rates, investor perceptions and market liquidity.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

       The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds as received are included in the Statement of Operations as realized gain/loss for investments no longer held and as unrealized gain/loss for investments still held.

AIM V.I. Global Real Estate Fund


       Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain
     (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.

       The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

       The Fund recharacterizes distributions received from REIT investments based on information provided by the REIT into the following categories: ordinary income, long-term and short-term capital gains, and return of capital. If information is not available on a timely basis from the REIT, the recharacterization will be based on available information which may include the previous year's allocation. If new or additional information becomes available from the REIT at a later date, a recharacterization will be made in the following year. The Fund records as dividend income the amount recharacterized as ordinary income and as realized gain the amount recharacterized as capital gain in the Statement of Operations, and the amount recharacterized as return of capital as a reduction to the cost of investments in the Statement of Assets and Liabilities. These recharacterizations are reflected in the accompanying financial statements.

C. COUNTRY DETERMINATION -- For the purposes of making investment selection decisions and presentation in the Schedule of Investments, AIM may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer's securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America unless otherwise noted.

D. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid to separate accounts of participating insurance companies annually and recorded on ex-dividend date.

E. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund's taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

       The Fund files tax returns in the U.S. federal jurisdiction and certain other jurisdictions. Generally the Fund is subject to examinations by such taxing authorities for tax periods after 2003.

F. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.

G. ACCOUNTING ESTIMATES -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates.

H. INDEMNIFICATIONS -- Under the Trust's organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust's investment manager) is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I. RISKS INVOLVED IN INVESTING IN THE FUND -- The Fund's investments are concentrated in a comparatively narrow segment of the economy. Consequently, the Fund may tend to be more volatile than other mutual funds, and the value of the Fund's investments may tend to rise and fall more rapidly.

J. FOREIGN CURRENCY TRANSLATIONS -- Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (i) sales of foreign currencies, (ii) currency gains or losses realized between the trade and settlement dates on securities transactions, and (iii) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

AIM V.I. Global Real Estate Fund


       The Fund may invest in foreign securities which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Taxes are accrued based on the Fund's current interpretation of tax regulations and rates that exist in the foreign markets in which the Fund invests.

K. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. Fluctuations in the value of these contracts are recorded as unrealized appreciation (depreciation) until the contracts are closed. When these contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations. The Fund could be exposed to risk, which may be in excess of the amount reflected in the Statement of Assets and Liabilities, if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM based on the annual rate of 0.90% of the Fund's average daily net assets.

    Effective July 1, 2007, the Trustees approved a reduced contractual advisory fee schedule for the Fund. Prior to July 1, 2007 AIM had contractually waived advisory fees to the same reduced advisory fee schedule. Under the terms of the investment advisory agreement, the Fund will pay an advisory fee to AIM based on the annual rate of the Fund's average daily net assets as follows:

AVERAGE NET ASSETS                                            RATE
-------------------------------------------------------------------
First $250 million                                            0.75%
-------------------------------------------------------------------
Next $250 million                                             0.74%
-------------------------------------------------------------------
Next $500 million                                             0.73%
-------------------------------------------------------------------
Next $1.5 billion                                             0.72%
-------------------------------------------------------------------
Next $2.5 billion                                             0.71%
-------------------------------------------------------------------
Next $2.5 billion                                             0.70%
-------------------------------------------------------------------
Next $2.5 billion                                             0.69%
-------------------------------------------------------------------
Over $10 billion                                              0.68%
 __________________________________________________________________
===================================================================


    Under the terms of a master sub-advisory agreement between AIM and Invesco Institutional (N.A.), Inc. ("Invesco Real Estate"), AIM pays Invesco Real Estate 40% of the amount of AIM's compensation on the sub advised assets.

    AIM has also contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual operating expenses (excluding certain items discussed below) of Series I shares to 1.30% and Series II shares to 1.45% of average daily net assets, through at least April 30, 2009. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the net annual operating expenses to exceed the numbers reflected above: (i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary items; (v) expenses related to a merger or reorganization, as approved by the Fund's Board of Trustees; and (vi) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, in addition to the expense reimbursement arrangement with Invesco Ltd. ("Invesco") described more fully below, the only expense offset arrangements from which the Fund may benefit are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. These credits are used to pay certain expenses incurred by the Fund. AIM did not waive fees and/or reimburse expenses during the period under this expense limitation.

    Further, effective July 1, 2007, AIM has contractually agreed, through at least April 30, 2009, to waive 100% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds (excluding investments made in affiliated money market funds with cash collateral from securities loaned by the Fund). Prior to July 1, 2007, AIM had voluntarily agreed to waive 25% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds.

    For the year ended December 31, 2007, AIM waived advisory fees of $158,211.

    At the request of the Trustees of the Trust, Invesco agreed to reimburse expenses incurred by the Fund in connection with market timing matters in the AIM Funds, which may include legal, audit, shareholder reporting, communications and trustee expenses. For the year ended December 31, 2007, Invesco did not reimburse any expenses.

    The Trust has entered into a master administrative services agreement with AIM pursuant to which the Fund has agreed to pay AIM a fee for costs incurred in providing accounting services and fund administrative services to the Fund and to reimburse AIM for administrative services fees paid to insurance companies that have agreed to provide services to the participants of separate accounts. These administrative services provided by the insurance companies may include, among other things: the printing of prospectuses, financial reports and proxy statements and the delivery of the same to existing participants; the maintenance of master accounts; the facilitation of purchases and redemptions requested by the participants; and the servicing of participants' accounts. Pursuant to such agreement, for the year ended December 31, 2007, AIM was paid $50,000 for accounting and fund administrative services and reimbursed $435,490 for services provided by insurance companies.

AIM V.I. Global Real Estate Fund


    The Trust has entered into a transfer agency and service agreement with AIM Investment Services, Inc. ("AIS") pursuant to which the Fund has agreed to pay AIS a fee for providing transfer agency and shareholder services to the Fund and reimburse AIS for certain expenses incurred by AIS in the course of providing such services. For the year ended December 31, 2007, expenses incurred under the agreement are shown in the Statement of Operations as transfer agent fees.

    The Trust has entered into a master distribution agreement with A I M Distributors, Inc. ("ADI") to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Series II shares (the "Plan"). The Fund, pursuant to the Plan, pays ADI compensation at the annual rate of 0.25% of the Fund's average daily net assets of Series II shares. Of the Plan payments, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. For the year ended December 31, 2007, expenses incurred under the Plan are detailed in the Statement of Operations as distribution fees.

    Certain officers and trustees of the Trust are officers and directors of AIM, AIS and/or ADI.

NOTE 3--INVESTMENTS IN AFFILIATES

The Fund is permitted, pursuant to procedures approved by the Board of Trustees, to invest daily available cash balances and cash collateral from securities lending transactions in affiliated money market funds. The Fund and the money market funds below have the same investment advisor and therefore, are considered to be affiliated. The tables below show the transactions in and earnings from investments in affiliated money market funds for the year ended December 31, 2007. During the period each investment maintained a $1.00 net asset value, as such there is no realized gain/(loss) and no change in unrealized appreciation/(depreciation).


INVESTMENTS OF DAILY AVAILABLE CASH BALANCES:

                     VALUE          PURCHASES          PROCEEDS            VALUE        DIVIDEND
FUND               12/31/06          AT COST          FROM SALES         12/31/07        INCOME
-------------------------------------------------------------------------------------------------
Liquid Assets
Portfolio-Institutional
  Class           $1,658,878       $ 33,292,521      $ (33,351,837)     $ 1,599,562     $ 90,276
-------------------------------------------------------------------------------------------------
Premier
Portfolio-Institutional
  Class            1,658,879         33,292,521        (33,351,838)       1,599,562       90,079
=================================================================================================
  Subtotal        $3,317,757       $ 66,585,042      $ (66,703,675)     $ 3,199,124     $180,355
=================================================================================================


INVESTMENTS OF CASH COLLATERAL FROM SECURITIES LENDING TRANSACTIONS:

                     VALUE          PURCHASES          PROCEEDS            VALUE        DIVIDEND
FUND               12/31/06          AT COST          FROM SALES         12/31/07        INCOME*
-------------------------------------------------------------------------------------------------
Liquid Assets
Portfolio-Institutional
  Class           $       --       $102,794,343      $ (92,955,734)     $ 9,838,609     $ 25,303
=================================================================================================
  Total
    Investments
    in
    Affiliates    $3,317,757       $169,379,385      $(159,659,409)     $13,037,733     $205,658
_________________________________________________________________________________________________
=================================================================================================

* Net of compensation to counterparties.

NOTE 4--EXPENSE OFFSET ARRANGEMENT

The expense offset arrangement is comprised of custodian credits which result from periodic overnight cash balances at the custodian. For the year ended December 31, 2007, the Fund received credits from this arrangement, which resulted in the reduction of the Fund's total expenses of $646.

NOTE 5--TRUSTEES' AND OFFICER'S FEES AND BENEFITS

"Trustees' and Officer's Fees and Benefits" include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and "Trustees' and Officer's Fees and Benefits" also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. "Trustees' and Officer's Fees and Benefits" include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

    During the year ended December 31, 2007, the Fund paid legal fees of $4,112 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 6--BORROWINGS

Pursuant to an exemptive order from the SEC, the Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. A loan will be secured by collateral if the Fund's aggregate borrowings from all sources exceed 10% of the Fund's total assets. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan.

AIM V.I. Global Real Estate Fund


    The Fund is a party to an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000, or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM, which are parties to the credit facility, can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan.

    During the year ended December 31, 2007, the Fund did not borrow or lend under the interfund lending facility or borrow under the uncommitted unsecured revolving credit facility.

    Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and AIM, not to exceed the contractually agreed upon rate.

NOTE 7--PORTFOLIO SECURITIES LOANED

The Fund may lend portfolio securities having a market value up to one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. The Fund could also experience delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested.

    At December 31, 2007, securities with an aggregate value of $8,642,588 were on loan to brokers. The loans were secured by cash collateral of $9,070,150 received by the Fund and subsequently invested in an affiliated money market fund. For the year ended December 31, 2007, the Fund received dividends on cash collateral investments of $25,303 for securities lending transactions, which are net of compensation to counterparties.

NOTE 8--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS

DISTRIBUTIONS TO SHAREHOLDERS:

The tax character of distributions paid during the years ended December 31, 2007 and 2006 was as follows:

                                                                 2007           2006
---------------------------------------------------------------------------------------
Distributions paid from:
  Ordinary income                                             $11,622,307    $2,692,485
---------------------------------------------------------------------------------------
  Long-term capital gain                                       19,729,740     5,346,191
=======================================================================================
    Total distributions                                       $31,352,047    $8,038,676
_______________________________________________________________________________________
=======================================================================================


TAX COMPONENTS OF NET ASSETS:

As of December 31, 2007, the components of net assets on a tax basis were as follows:

                                                                    2007
----------------------------------------------------------------------------
Undistributed ordinary income                                   $  9,289,072
----------------------------------------------------------------------------
Undistributed long-term gain                                      10,163,000
----------------------------------------------------------------------------
Net unrealized appreciation -- investments                        12,273,239
----------------------------------------------------------------------------
Temporary book/tax differences                                       (16,920)
----------------------------------------------------------------------------
Post-October currency loss deferral                                  (20,180)
----------------------------------------------------------------------------
Post-October PFIC MTM deferral                                    (2,977,923)
----------------------------------------------------------------------------
Shares of beneficial interest                                    117,708,826
============================================================================
  Total net assets                                              $146,419,114
____________________________________________________________________________
============================================================================


    The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's net unrealized appreciation difference is attributable primarily to losses on wash sales and the recognition of income for tax purposes on certain passive foreign investment companies. The tax-basis net unrealized appreciation on investments amount includes appreciation on foreign currencies of $2,978.

    The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

    The Fund does not have a capital loss carryforward as of December 31, 2007.

AIM V.I. Global Real Estate Fund

NOTE 9--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended December 31, 2007 was $102,586,893 and $133,708,790, respectively.

UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENT SECURITIES ON A TAX BASIS
-------------------------------------------------------------------------------
Aggregate unrealized appreciation of investment securities         $19,783,480
-------------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities        (7,513,219)
===============================================================================
Net unrealized appreciation of investment securities               $12,270,261
_______________________________________________________________________________
===============================================================================
Cost of investments for tax purposes is $145,328,208.

NOTE 10--RECLASSIFICATION OF PERMANENT DIFFERENCES

Primarily as a result of differing book/tax treatment of foreign currency transactions and passive foreign investment companies, on December 31, 2007, undistributed net investment income was increased by $4,265,846 and undistributed net realized gain was decreased by $4,265,846. This reclassification had no effect on the net assets of the Fund.

NOTE 11--SHARE INFORMATION

                                              CHANGES IN SHARES OUTSTANDING
-------------------------------------------------------------------------------------------------------------------------
                                                                       YEAR ENDED                     YEAR ENDED
                                                                  DECEMBER 31, 2007(A)             DECEMBER 31, 2006
                                                              ----------------------------    ---------------------------
                                                                SHARES          AMOUNT          SHARES          AMOUNT
-------------------------------------------------------------------------------------------------------------------------
Sold:
  Series I                                                     2,348,323    $   69,998,283      3,140,879    $ 79,652,136
-------------------------------------------------------------------------------------------------------------------------
  Series II                                                       99,437         2,780,132          9,339         226,643
=========================================================================================================================
Issued as reinvestment of dividends:
  Series I                                                     1,296,380        30,814,953        286,030       8,025,998
-------------------------------------------------------------------------------------------------------------------------
  Series II                                                       22,826           537,094            454          12,678
=========================================================================================================================
Reacquired:
  Series I                                                    (3,775,973)     (109,593,002)    (1,471,561)    (36,351,890)
-------------------------------------------------------------------------------------------------------------------------
  Series II                                                      (10,949)         (301,360)        (1,862)        (50,600)
=========================================================================================================================
                                                                 (19,956)   $   (5,763,900)     1,963,279    $ 51,514,965
_________________________________________________________________________________________________________________________
=========================================================================================================================

(a) There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate they own 71% of the outstanding shares of the Fund. The Fund and the Fund's principal underwriter or advisor, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, AIM and/or AIM affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, AIM and or AIM affiliates including but not limited to services such as, securities brokerage, third party record keeping and account servicing and administrative services. The Trust has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

NOTE 12--SIGNIFICANT EVENT

At a meeting held on December 13, 2007, the Board of Trustees of Trust approved certain proposals to be presented for shareholder approval at a special meeting of the shareholders of the Trust intended to be held on February 29, 2008 (the "Special Meeting"). At the Special Meeting, shareholders of record as of the close of business on November 30, 2007, are entitled to vote their respective shares on several proposals that including among others the following proposal(s).

    New proposed sub-advisory agreement between A I M Advisors, Inc. ("AIM") and each of AIM Funds Management Inc., Invesco Asset Management Deutschland, GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Global Asset Management (N.A.), Inc., Invesco Hong Kong Limited, Invesco Institutional (N.A.), Inc. and Invesco Senior Secured Management, Inc. (collectively, the "Affiliated Sub-Advisers") (the "New Sub-advisory Arrangements"). This proposal is intended to benefit the Fund and its shareholders by permitting AIM to utilize the additional resources and talent of these affiliated sub-advisers in managing the Fund. Because AIM would pay all of the sub-advisory fees of the sub-advisers, the new sub-advisory agreements would not affect the fees the Fund pays pursuant to the advisory agreement. If approved by shareholders, the New Sub-advisory Arrangements are expected to become effective on or about May 1, 2008.

AIM V.I. Global Real Estate Fund

NOTE 13--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                      SERIES I
                                                              --------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------
                                                                2007           2006       2005       2004       2003
----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $  28.74       $  21.06    $ 19.13    $ 14.34    $ 10.49
----------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                           0.38(a)        0.33(a)    0.38(a)    0.32(a)    0.20
----------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                  (1.52)          8.61       2.34       4.92       3.87
======================================================================================================================
    Total from investment operations                             (1.14)          8.94       2.72       5.24       4.07
======================================================================================================================
Less distributions:
  Dividends from net investment income                           (1.69)         (0.28)     (0.22)     (0.14)     (0.22)
----------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                          (4.03)         (0.98)     (0.57)     (0.31)        --
======================================================================================================================
    Total distributions                                          (5.72)         (1.26)     (0.79)     (0.45)     (0.22)
======================================================================================================================
Net asset value, end of period                                $  21.88       $  28.74    $ 21.06    $ 19.13    $ 14.34
______________________________________________________________________________________________________________________
======================================================================================================================
Total return(b)                                                  (5.54)%        42.60%     14.24%     36.58%     38.82%
______________________________________________________________________________________________________________________
======================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $143,773       $192,617    $99,977    $79,391    $26,087
______________________________________________________________________________________________________________________
======================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                  1.13%(c)       1.15%      1.21%      1.31%      1.35%
----------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements               1.22%(c)       1.30%      1.36%      1.42%      1.62%
======================================================================================================================
Ratio of net investment income to average net assets              1.31%(c)       1.32%      1.91%      1.96%      3.02%
______________________________________________________________________________________________________________________
======================================================================================================================
Portfolio turnover rate                                             57%            84%        51%        34%       126%
______________________________________________________________________________________________________________________
======================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.
(c)  Ratios are based on average daily net assets of $184,656,664.

                                                                                     SERIES II
                                                              -------------------------------------------------------
                                                                                                   APRIL 30, 2004
                                                                 YEAR ENDED DECEMBER 31,       (COMMENCEMENT DATE) TO
                                                              -----------------------------         DECEMBER 31,
                                                               2007         2006      2005              2004
---------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $28.57       $20.98    $19.12            $13.96
---------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income(a)                                      0.29         0.27      0.34              0.20
---------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                (1.49)        8.58      2.31              5.41
=====================================================================================================================
    Total from investment operations                           (1.20)        8.85      2.65              5.61
=====================================================================================================================
Less distributions:
  Dividends from net investment income                         (1.68)       (0.28)    (0.22)            (0.14)
---------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                        (4.03)       (0.98)    (0.57)            (0.31)
=====================================================================================================================
    Total distributions                                        (5.71)       (1.26)    (0.79)            (0.45)
=====================================================================================================================
Net asset value, end of period                                $21.66       $28.57    $20.98            $19.12
_____________________________________________________________________________________________________________________
=====================================================================================================================
Total return(b)                                                (5.76)%      42.30%    13.85%            40.23%
_____________________________________________________________________________________________________________________
=====================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $2,646       $  311    $   62            $   14
_____________________________________________________________________________________________________________________
=====================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                1.38%(c)     1.40%     1.45%             1.45%(d)
---------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements             1.47%(c)     1.55%     1.61%             1.66%(d)
=====================================================================================================================
Ratio of net investment income to average net assets            1.06%(c)     1.07%     1.67%             1.82%(d)
_____________________________________________________________________________________________________________________
=====================================================================================================================
Portfolio turnover rate(e)                                        57%          84%       51%               34%
_____________________________________________________________________________________________________________________
=====================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.
(c)  Ratios are based on average daily net assets of $1,223,726.
(d)  Annualized.
(e) Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year.

AIM V.I. Global Real Estate Fund


NOTE 14--LEGAL PROCEEDINGS

Terms used in the Legal Proceedings Note are defined terms solely for the purpose of this note.


PENDING LITIGATION AND REGULATORY INQUIRIES


On August 30, 2005, the West Virginia Office of the State Auditor -- Securities Commission ("WVASC") issued a Summary Order to Cease and Desist and Notice of Right to Hearing to A I M Advisors, Inc. ("AIM") and A I M Distributors, Inc. ("ADI") (Order No. 05-1318). The WVASC makes findings of fact that AIM and ADI entered into certain arrangements permitting market timing of the AIM Funds and failed to disclose these arrangements in the prospectuses for such Funds, and conclusions of law to the effect that AIM and ADI violated the West Virginia securities laws. The WVASC orders AIM and ADI to cease any further violations and seeks to impose monetary sanctions, including restitution to affected investors, disgorgement of fees, reimbursement of investigatory, administrative and legal costs and an "administrative assessment," to be determined by the Commissioner. Initial research indicates that these damages could be limited or capped by statute. By agreement with the Commissioner of Securities, AIM's time to respond to that Order has been indefinitely suspended.

    Civil lawsuits, including purported class action and shareholder derivative suits, have been filed against certain of the AIM Funds, INVESCO Funds Group, Inc. ("IFG") (the former investment advisor to certain AIM Funds), AIM, ADI and/or related entities and individuals, depending on the lawsuit, alleging:

    - that the defendants permitted improper market timing and related activity in the AIM Funds; and

    - that certain AIM Funds inadequately employed fair value pricing.

    These lawsuits allege as theories of recovery, depending on the lawsuit, violations of various provisions of the Federal and state securities laws and ERISA, negligence, breach of fiduciary duty and/or breach of contract. These lawsuits seek remedies that include, depending on the lawsuit, damages, restitution, injunctive relief, imposition of a constructive trust, removal of certain directors and/or employees, various corrective measures under ERISA, rescission of certain AIM Funds' advisory agreements and/or distribution plans and recovery of all fees paid.

    All lawsuits based on allegations of market timing, late trading and related issues have been transferred to the United States District Court for the District of Maryland (the "MDL Court"). Pursuant to an Order of the MDL Court, plaintiffs in these lawsuits consolidated their claims for pre-trial purposes into three amended complaints against various AIM- and IFG-related parties: (i) a Consolidated Amended Class Action Complaint purportedly brought on behalf of shareholders of the AIM Funds; (ii) a Consolidated Amended Fund Derivative Complaint purportedly brought on behalf of the AIM Funds and fund registrants; and (iii) an Amended Class Action Complaint for Violations of the Employee Retirement Income Securities Act ("ERISA") purportedly brought on behalf of participants in Invesco Ltd. ("Invesco") 401(k) plan. Based on orders issued by the MDL Court, all claims asserted against the AIM Funds that have been transferred to the MDL Court have been dismissed, although certain Funds remain nominal defendants in the Consolidated Amended Fund Derivative Complaint. On September 15, 2006, the MDL Court granted the Invesco defendants' motion to dismiss the Amended Class Action Complaint for Violations of ERISA and dismissed such Complaint. The plaintiff has commenced an appeal from that decision.

    IFG, AIM, ADI and/or related entities and individuals have received inquiries from numerous regulators in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, among others, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to
Section 529 college savings plans and procedures for locating lost security holders. IFG, AIM and ADI have advised the Fund that they are providing full cooperation with respect to these inquiries. Regulatory actions and/or additional civil lawsuits related to these or other issues may be filed against the AIM Funds, IFG, AIM and/or related entities and individuals in the future.

    At the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the outcome of the Pending Litigation and Regulatory Inquiries described above may have on AIM, ADI or the Fund.

AIM V.I. Global Real Estate Fund

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of AIM Variable Insurance Funds and Shareholders of AIM V.I. Global Real Estate Fund:



In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of AIM V.I. Global Real Estate Fund (one of the funds constituting AIM Variable Insurance Funds, hereafter referred to as the "Fund") at December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2007 by correspondence with the custodian, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

February 12, 2008
Houston, Texas

AIM V.I. Global Real Estate Fund

CALCULATING YOUR ONGOING FUND EXPENSES

EXAMPLE

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service fees (12b-1); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2007, through December 31, 2007.

    The actual and hypothetical expenses in the examples below do not represent the effect of any fees or other expenses assessed in connection with a variable product; if they did, the expenses shown would be higher while the ending account values shown would be lower.

ACTUAL EXPENSES

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return.

    The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

    Please note that the expenses shown in the table are meant to highlight your ongoing costs. Therefore, the hypothetical information is useful in comparing ongoing costs, and will not help you determine the relative total costs of owning different funds.

                                                                                           HYPOTHETICAL
                                                                                     (5% ANNUAL RETURN BEFORE
                                                                                            EXPENSES)
                                                          ACTUAL                                      EXPENSES
                             BEGINNING           ENDING           EXPENSES           ENDING             PAID          ANNUALIZED
                           ACCOUNT VALUE      ACCOUNT VALUE      PAID DURING      ACCOUNT VALUE        DURING          EXPENSE
        CLASS               (07/01/07)        (12/31/07)(1)       PERIOD(2)        (12/31/07)         PERIOD(2)         RATIO
      Series I               $1,000.00          $ 953.90            $5.81           $1,019.26           $6.01            1.18%
      Series II               1,000.00            953.10             7.04            1,018.00            7.27            1.43

(1) The actual ending account value is based on the actual total return of the Fund for the period July 1, 2007, through December 31, 2007, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund's expense ratio and a hypothetical annual return of 5% before expenses.
(2) Expenses are equal to the Fund's annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

AIM V.I. Global Real Estate Fund

TAX INFORMATION

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

  The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state's requirement.

  The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended December 31, 2007:

       FEDERAL AND STATE INCOME TAX

         Long-Term Capital Gain Dividends                         $19,729,741
         Corporate Dividends Received Deduction*                            0%

       * The above percentages are based on ordinary income dividends paid to shareholders during the Fund's fiscal year.

DISTRIBUTION INFORMATION

Shareholders were sent a notice from the Fund that set forth an estimate on a per share basis of the source or sources from which the distribution was paid in December of 2007. Subsequently, certain of these estimates have been corrected. Listed below is a written statement of the sources of this distribution, as corrected, on a generally accepted accounting principles ("GAAP") basis.

                                                                          GAIN FROM SALE OF
                                                            NET INCOME       SECURITIES        RETURN OF PRINCIPAL
------------------------------------------------------------------------------------------------------------------
12/10/07   Series I                                          $0.8664           $4.0334               $0.8235
------------------------------------------------------------------------------------------------------------------
12/10/07   Series II                                         $0.8616           $4.0334               $0.8233
__________________________________________________________________________________________________________________
==================================================================================================================


          TOTAL DISTRIBUTION
--------
12/10/07       $5.7233
--------
12/10/07       $5.7183
________
========


    Please note that the information in the preceding chart is for financial accounting purposes only. Shareholders should be aware that the tax treatment of distributions likely differs from GAAP treatment. The tax treatment of distributions was set forth in a Form 1099-DIV for the 2007 calendar year. This information is being provided to comply with certain U.S. Securities and Exchange Commission requirements.

AIM V.I. Global Real Estate Fund

TRUSTEES AND OFFICERS

The address of each trustee and officer of AIM Variable Insurance Funds (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. Each trustee oversees 104 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

                                                                                       OTHER
                                  TRUSTEE                                              TRUSTEESHIP(S)/
NAME, YEAR OF BIRTH AND           AND/OR                                               DIRECTORSHIP(S)
POSITION(S) HELD WITH THE         OFFICER    PRINCIPAL OCCUPATION(S)                   HELD BY
TRUST                             SINCE      DURING PAST 5 YEARS                       TRUSTEE/ DIRECTOR
-------------------------------------------------------------------------------------------------------------------------
 Interested Persons
-------------------------------------------------------------------------------------------------------------------------

   Martin L. Flanagan(1) -- 1960  2007       Director, Chief Executive Officer and     None
   Trustee                                   President, Invesco Ltd. (ultimate parent
                                             of AIM and a global investment
                                             management firm) and, Invesco Holding
                                             Company (parent of AIM and a global
                                             investment management firm); Chairman,
                                             A I M Advisors, Inc. (registered
                                             investment advisor); Director, Chairman,
                                             Chief Executive Officer and President,
                                             IVZ Inc. (holding company); and INVESCO
                                             North American Holdings, Inc. (holding
                                             company); Chairman and President,
                                             INVESCO Group Services, Inc. (service
                                             provider); Trustee, The AIM Family of
                                             Funds(R); Vice Chairman, Investment
                                             Company Institute; and Member of
                                             Executive Board, SMU Cox School of
                                             Business

                                             Formerly: Chairman, Investment Company
                                             Institute; President, Co-Chief Executive
                                             Officer, Co-President, Chief Operating
                                             Officer and Chief Financial Officer,
                                             Franklin Resources, Inc. (global
                                             investment management organization)
-------------------------------------------------------------------------------------------------------------------------

   Philip A. Taylor(2) -- 1954    2006       Director, Chief Executive Officer and     None
   Trustee, President and                    President, AIM Mutual Fund Dealer Inc.
   Principal                                 (registered broker dealer), A I M
   Executive Officer                         Advisors, Inc., AIM Funds Management
                                             Inc. d/b/a INVESCO Enterprise Services
                                             (registered investment advisor and
                                             registered transfer agent), AIM Trimark
                                             Corporate Class Inc. (formerly AIM
                                             Trimark Global Fund Inc.) (corporate
                                             mutual fund company) and AIM Trimark
                                             Canada Fund Inc. (corporate mutual fund
                                             company), and 1371 Preferred Inc.
                                             (holding company); Director, Chairman,
                                             Chief Executive Officer and President,
                                             A I M Management Group Inc. (financial
                                             services holding company) and A I M
                                             Capital Management, Inc. (registered
                                             investment advisor); Director and
                                             President, INVESCO Funds Group, Inc.
                                             (registered investment advisor and
                                             register transfer agent) and AIM GP
                                             Canada Inc. (general partner for a
                                             limited partnership); Director, A I M
                                             Distributors, Inc. (registered broker
                                             dealer); Director and Chairman, AIM
                                             Investment Services, Inc. (registered
                                             transfer agent) and INVESCO
                                             Distributors, Inc. (registered broker
                                             dealer); Director, President and
                                             Chairman, IVZ Callco Inc. (holding
                                             company), INVESCO Inc. (holding company)
                                             and AIM Canada Holdings Inc. (holding
                                             company); Trustee, President and
                                             Principal Executive Officer of The AIM
                                             Family of Funds--Registered Trademark--
                                             (other than AIM Treasurer's Series
                                             Trust, Short-Term Investments Trust and
                                             Tax-Free Investments Trust); Trustee and
                                             Executive Vice President, The AIM Family
                                             of Funds--Registered Trademark-- (AIM
                                             Treasurer's Series Trust, Short-Term
                                             Investments Trust and Tax-Free
                                             Investments Trust only); and Manager,
                                             PowerShares Capital Management LLC

                                             Formerly: Director and Chairman, Fund
                                             Management Company (registered broker
                                             dealer); President and Principal
                                             Executive Officer, The AIM Family of
                                             Funds--Registered Trademark-- (AIM
                                             Treasurer's Series Trust, Short-Term
                                             Investments Trust and Tax-Free
                                             Investments Trust only); Chairman, AIM
                                             Canada Holdings, Inc.; President, AIM
                                             Trimark Global Fund Inc. and AIM Trimark
                                             Canada Fund Inc.; and Director, Trimark
                                             Trust (federally regulated Canadian
                                             Trust Company)
-------------------------------------------------------------------------------------------------------------------------
 Independent Trustees
-------------------------------------------------------------------------------------------------------------------------

   Bruce L. Crockett -- 1944      1993       Chairman, Crockett Technology Associates  ACE Limited (insurance company);
   Trustee and Chair                         (technology consulting company)           and Captaris, Inc. (unified
                                                                                       messaging provider)
-------------------------------------------------------------------------------------------------------------------------

   Bob R. Baker -- 1936           2004       Retired                                   None
   Trustee
-------------------------------------------------------------------------------------------------------------------------

   Frank S. Bayley -- 1939        2001       Retired                                   None
   Trustee

                                             Formerly: Partner, law firm of Baker &
                                             McKenzie and Director, Badgley Funds,
                                             Inc. (registered investment company) (2
                                             portfolios)
-------------------------------------------------------------------------------------------------------------------------

   James T. Bunch -- 1942         2004       Founder, Green, Manning & Bunch Ltd.,     None
   Trustee                                   (investment banking firm)

                                             Formerly: Director, Policy Studies, Inc.
                                             and Van Gilder Insurance Corporation
-------------------------------------------------------------------------------------------------------------------------

   Albert R. Dowden -- 1941       2000       Director of a number of public and        None
   Trustee                                   private business corporations, including
                                             the Boss Group Ltd. (private investment
                                             and management); Reich & Tang Funds
                                             (Chairman) (registered investment
                                             company) (7 portfolios), Daily Income
                                             Fund (4 portfolios), California Daily
                                             Tax Free Income Fund, Inc., Connecticut
                                             Daily Tax Free Income Fund, Inc. and New
                                             Jersey Daily Municipal Fund, Inc.,
                                             Annuity and Life Re (Holdings), Ltd.
                                             (insurance company), and Homeowners of
                                             America Holding Corporation (property
                                             casualty company)

                                             Formerly: Director, CompuDyne
                                             Corporation (provider of product and
                                             services to the public security market);
                                             Director, President and Chief Executive
                                             Officer, Volvo Group North America,
                                             Inc.; Senior Vice President, AB Volvo;
                                             Director of various affiliated Volvo
                                             companies; and Director, Magellan
                                             Insurance Company
-------------------------------------------------------------------------------------------------------------------------

   Jack M. Fields -- 1952         1997       Chief Executive Officer, Twenty First     Administaff
   Trustee                                   Century Group, Inc. (government affairs
                                             company); and Owner and Chief Executive
                                             Officer, Dos Angelos Ranch, L.P.
                                             (cattle, hunting, corporate
                                             entertainment)

                                             Formerly: Chief Executive Officer,
                                             Texana Timber LP (sustainable forestry
                                             company), and Discovery Global Education
                                             Fund (non-profit)

-------------------------------------------------------------------------------------------------------------------------

   Carl Frischling -- 1937        1993       Partner, law firm of Kramer Levin         Director, Reich & Tang Funds) (15
   Trustee                                   Naftalis and Frankel LLP                  portfolios)
-------------------------------------------------------------------------------------------------------------------------

   Prema Mathai-Davis -- 1950     1998       Formerly: Chief Executive Officer, YWCA   None
   Trustee                                   of the USA
-------------------------------------------------------------------------------------------------------------------------

   Lewis F. Pennock -- 1942       1993       Partner, law firm of Pennock & Cooper     None
   Trustee
-------------------------------------------------------------------------------------------------------------------------

   Larry Soll -- 1942             2004       Retired                                   None
   Trustee
-------------------------------------------------------------------------------------------------------------------------

   Raymond Stickel, Jr. -- 1944   2005       Retired                                   None
   Trustee                                   Formerly: Partner, Deloitte & Touche;
                                             and Director, Mainstay VP Series Funds,
                                             Inc. (25 portfolios)
-------------------------------------------------------------------------------------------------------------------------

(1) Mr. Flanagan was appointed as Trustee of the Trust on February 24, 2007. Mr. Flanagan is considered an interested person of the Trust because he is an officer of the advisor to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the advisor to the Trust.
(2) Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.

AIM V.I. Global Real Estate Fund

                                                                                       OTHER
                                  TRUSTEE                                              TRUSTEESHIP(S)/
NAME, YEAR OF BIRTH AND           AND/OR                                               DIRECTORSHIP(S)
POSITION(S) HELD WITH THE         OFFICER    PRINCIPAL OCCUPATION(S)                   HELD BY TRUSTEE/
TRUST                             SINCE      DURING PAST 5 YEARS                       DIRECTOR
-------------------------------------------------------------------------------------------------------------------------
 Other Officers
-------------------------------------------------------------------------------------------------------------------------

   Russell C. Burk -- 1958        2005       Senior Vice President and Senior Officer  N/A
   Senior Vice President and                 of The AIM Family of Funds--Registered
   Senior Officer                            Trademark--
                                             Formerly: Director of Compliance and
                                             Assistant General Counsel, ICON
                                             Advisers, Inc.; Financial Consultant,
                                             Merrill Lynch; General Counsel and
                                             Director of Compliance, ALPS Mutual
                                             Funds, Inc.
-------------------------------------------------------------------------------------------------------------------------

   John M. Zerr -- 1962           2006       Director, Senior Vice President,          N/A
   Senior Vice President, Chief              Secretary and General Counsel, A I M
   Legal Officer and Secretary               Management Group Inc., A I M Advisors,
                                             Inc. and A I M Capital Management, Inc.;
                                             Director, Vice President and Secretary,
                                             AIM Investment Services, Inc. and
                                             INVESCO Distributors, Inc.; Director,
                                             Senior Vice President and Secretary,
                                             A I M Distributors, Inc.; Director and
                                             Vice President, INVESCO Funds Group
                                             Inc.; Senior Vice President, Chief Legal
                                             Officer and Secretary of The AIM Family
                                             of Funds--Registered Trademark--; and
                                             Manager, PowerShares Capital Management
                                             LLC

                                             Formerly: Director, Vice President and
                                             Secretary, Fund Management Company; Vice
                                             President, A I M Capital Management,
                                             Inc.; Chief Operating Officer, Senior
                                             Vice President, General Counsel and
                                             Secretary, Liberty Ridge Capital, Inc.
                                             (an investment adviser); Vice President
                                             and Secretary, PBHG Funds (an investment
                                             company); Vice President and Secretary,
                                             PBHG Insurance Series Fund (an
                                             investment company); General Counsel and
                                             Secretary, Pilgrim Baxter Value
                                             Investors (an investment adviser); Chief
                                             Operating Officer, General Counsel and
                                             Secretary, Old Mutual Investment
                                             Partners (a broker-dealer); General
                                             Counsel and Secretary, Old Mutual Fund
                                             Services (an administrator); General
                                             Counsel and Secretary, Old Mutual
                                             Shareholder Services (a shareholder
                                             servicing center); Executive Vice
                                             President, General Counsel and
                                             Secretary, Old Mutual Capital, Inc. (an
                                             investment adviser); and Vice President
                                             and Secretary, Old Mutual Advisors Funds
                                             (an investment company)
-------------------------------------------------------------------------------------------------------------------------

   Lisa O. Brinkley -- 1959       2004       Global Compliance Director, Invesco       N/A
   Vice President                            Ltd.; and Vice President of The AIM
                                             Family of Funds--Registered Trademark--

                                             Formerly: Senior Vice President, A I M
                                             Management Group Inc. (financial
                                             services holding company); Senior Vice
                                             President and Chief Compliance Officer,
                                             A I M Advisors, Inc. and The AIM Family
                                             of Funds--Registered Trademark--; Vice
                                             President and Chief Compliance Officer,
                                             A I M Capital Management, Inc. and A I M
                                             Distributors, Inc.; Vice President, AIM
                                             Investment Services, Inc. and Fund
                                             Management Company; Senior Vice
                                             President and Chief Compliance Officer
                                             of The AIM Family of Funds--Registered
                                             Trademark--; and Senior Vice President
                                             and Compliance Director, Delaware
                                             Investments Family of Funds
-------------------------------------------------------------------------------------------------------------------------

   Kevin M. Carome -- 1956        2003       General Counsel, Secretary and Senior
   Vice President                            Managing Director, Invesco Ltd.;
                                             Director and Secretary, Invesco Holding
                                             Company Limited, Inc. and INVESCO Group
                                             Services, Inc.; Director, INVESCO Funds
                                             Group, Inc.; Secretary, INVESCO North
                                             American Holdings, Inc.; and Vice
                                             President of The AIM Family of
                                             Funds--Registered Trademark--

                                             Formerly: Senior Managing Director,       N/A
                                             Invesco Holding Company Limited;
                                             Director, Senior Vice President,
                                             Secretary and General Counsel, A I M
                                             Management Group Inc. and A I M
                                             Advisors, Inc.; Senior Vice President,
                                             A I M Distributors, Inc.; Director,
                                             General Counsel and Vice President, Fund
                                             Management Company; Vice President,
                                             A I M Capital Management, Inc. and AIM
                                             Investment Services, Inc.; Senior Vice
                                             President, Chief Legal Officer and
                                             Secretary of The AIM Family of
                                             Funds--Registered Trademark--; Director
                                             and Vice President, INVESCO
                                             Distributors, Inc.; Chief Executive
                                             Officer and President, INVESCO Funds
                                             Group, Inc.; and Senior Vice President
                                             and General Counsel, Liberty Financial
                                             Companies, Inc.
-------------------------------------------------------------------------------------------------------------------------

   Sidney M. Dilgren -- 1961      2004       Vice President, A I M Advisors, Inc. and  N/A
   Vice President, Principal                 A I M Capital Management, Inc.; and Vice
   Financial Officer and                     President, Treasurer and Principal
   Treasurer                                 Financial Officer of The AIM Family of
                                             Funds--Registered Trademark--

                                             Formerly: Fund Treasurer, A I M
                                             Advisors, Inc.; Senior Vice President,
                                             AIM Investment Services, Inc.; and Vice
                                             President, A I M Distributors, Inc.
-------------------------------------------------------------------------------------------------------------------------

   Karen Dunn Kelley -- 1960      2004       Head of Invesco's World Wide Fixed        N/A
   Vice President                            Income and Cash Management Group;
                                             Director of Cash Management and Senior
                                             Vice President, A I M Advisors, Inc. and
                                             A I M Capital Management, Inc; Executive
                                             Vice President, A I M Distributors,
                                             Inc.; Senior Vice President, A I M
                                             Management Group Inc.; Vice President,
                                             The AIM Family of Funds--Registered
                                             Trademark-- (other than AIM Treasurer's
                                             Series Trust, Short-Term Investments
                                             Trust and Tax-Free Investments Trust);
                                             and President and Principal Executive
                                             Officer, The AIM Family of
                                             Funds--Registered Trademark-- (AIM
                                             Treasurer's Series Trust, Short-Term
                                             Investments Trust and Tax-Free
                                             Investments Trust only)
                                             Formerly: Director and President, Fund
                                             Management Company; Chief Cash
                                             Management Officer and Managing
                                             Director, A I M Capital Management,
                                             Inc.; Vice President, A I M Advisors,
                                             Inc. and The AIM Family of
                                             Funds--Registered Trademark-- (AIM
                                             Treasurer's Series Trust, Short-Term
                                             Investments Trust and Tax-Free
                                             Investments Trust only)
-------------------------------------------------------------------------------------------------------------------------

   Lance A. Rejsek -- 1967        2005       Anti-Money Laundering Compliance          N/A
   Anti-Money Laundering                     Officer, A I M Advisors, Inc., A I M
   Compliance Officer                        Capital Management, Inc., A I M
                                             Distributors, Inc., AIM Investment
                                             Services, Inc., AIM Private Asset
                                             Management, Inc. and The AIM Family of
                                             Funds--Registered Trademark--
                                             Formerly: Anti-Money Laundering
                                             Compliance Officer, Fund Management
                                             Company; and Manager of the Fraud
                                             Prevention Department, AIM Investment
                                             Services, Inc.
-------------------------------------------------------------------------------------------------------------------------

   Todd L. Spillane -- 1958       2006       Senior Vice President, A I M Management   N/A
   Chief Compliance Officer                  Group Inc.; Senior Vice President and
                                             Chief Compliance Officer, A I M
                                             Advisors, Inc. and A I M Capital
                                             Management, Inc.; Chief Compliance
                                             Officer of The AIM Family of
                                             Funds--Registered Trademark--, Invesco
                                             Global Asset Management (N.A.), Inc.,
                                             (registered investment advisor), Invesco
                                             Institutional (N.A.), Inc., (registered
                                             investment advisor), INVESCO Private
                                             Capital Investments, Inc. (holding
                                             company), Invesco Private Capital, Inc.
                                             (registered investment advisor) and
                                             Invesco Senior Secured Management, Inc.
                                             (registered investment advisor); and
                                             Vice President, A I M Distributors, Inc.
                                             and AIM Investment Services, Inc.

                                             Formerly: Vice President, A I M Capital
                                             Management, Inc. and Fund Management
                                             Company; Global Head of Product
                                             Development, AIG-Global Investment
                                             Group, Inc.; and Chief Compliance
                                             Officer and Deputy General Counsel,
                                             AIG-SunAmerica Asset Management
-------------------------------------------------------------------------------------------------------------------------

The Statement of Additional Information of the Trust includes additional information about the Fund's Trustees and is available upon request, without charge, by calling 1.800.410.4246.

OFFICE OF THE FUND            INVESTMENT ADVISOR       DISTRIBUTOR              AUDITORS                 SUB-ADVISOR
                                                                                                         Invesco
11 Greenway Plaza             A I M Advisors, Inc.     A I M Distributors,      PricewaterhouseCoopers   Institutional
Suite 100                     11 Greenway Plaza        Inc.                     LLP                      (NA), Inc.
Houston, TX 77046-1173        Suite 100                11 Greenway Plaza        1201 Louisiana Street    Invesco
                              Houston, TX 77046-1173   Suite 100                Suite 2900               Alternatives
                                                       Houston, TX 77046-1173   Houston, TX 77002-5678   Group
                                                                                                         Division
                                                                                                         Three
                                                                                                         Galleria
                                                                                                         Tower,
                                                                                                         Suite
                                                                                                         500
                                                                                                         13155
                                                                                                         Noel
                                                                                                         Road
                                                                                                         Dallas,
                                                                                                         TX
                                                                                                         75240-5042

COUNSEL TO THE FUND           COUNSEL TO THE           TRANSFER AGENT           CUSTODIAN
Ballard Spahr                 INDEPENDENT TRUSTEES     AIM Investment           State Street Bank and
Andrews & Ingersoll, LLP      Kramer, Levin, Naftalis  Services, Inc.           Trust
1735 Market Street, 51st      & Frankel LLP            P.O. Box 4739            Company
Floor                         1177 Avenue of the       Houston, TX 77210-4739   225 Franklin Street
Philadelphia, PA 19103-7599   Americas                                          Boston, MA 02110-2801
                              New York, NY 10036-2714

FIXED INCOME

INTERMEDIATE-TERM TAXABLE
INVESTMENT GRADE

                                                             AIM V.I. Government
                                                                 Securities Fund
                               Annual Report to Shareholders - December 31, 2007

The Fund provides a complete list of its
holdings four times in each fiscal year,
at the quarter-ends. For the second and
fourth quarters, the lists appear in the
Fund's semiannual and annual reports to
shareholders. For the first and third
quarters, the Fund files the lists with
the Securities and Exchange Commission
(SEC) on Form N-Q. The Fund's Form N-Q
filings are available on the SEC Web site,
sec.gov. Copies of the Fund's Forms N-Q
may be reviewed and copied at the SEC
Public Reference Room in Washington,                         [COVER GLOBE IMAGE]
D.C.You can obtain information on the
operation of the Public Reference Room,
including information about duplicating
fee charges, by calling 202-942-8090 or
800-732-0330, or by electronic request at
the following E-mail address:
publicinfo@sec.gov. The SEC file numbers
for the Fund are 811-07452 and 033-57340.
The Fund's most recent portfolio holdings,
as filed on Form N-Q, have also been made
available to insurance companies issuing
variable annuity contracts and variable
life insurance policies ("variable
products") that invest in the Fund.

A description of the policies and
procedures that the Fund uses to determine
how to vote proxies relating to portfolio    AIM V.I. GOVERNMENT SECURITIES FUND's investment objective is
securities is available without charge,          a high level of current income consistent with reasonable
upon request, from our Client Services                                    concern for safety of principal.
department at 800-410-4246 or on the AIM
Web site, AIMinvestments.com. On the home
page, scroll down and click on Proxy
Policy. The information is also available
on the SEC Web site, sec.gov.

Information regarding how the Fund voted
proxies related to its portfolio
securities during the 12 months ended June
30, 2007, is available at our Web site. Go
to AIMinvestments.com, access the About Us   UNLESS OTHERWISE STATED, INFORMATION PRESENTED IN THIS REPORT
tab, click on Required Notices and then      IS AS OF DECEMBER 31, 2007, AND IS BASED ON TOTAL NET ASSETS.
click on Proxy Voting Activity. Next,
select the Fund from the drop-down menu.
The information is also available on the                   UNLESS OTHERWISE NOTED, ALL DATA IN THIS REPORT
SEC Web site, sec.gov.                                                ARE FROM A I M MANAGEMENT GROUP INC.

                                             =============================================================
                                             THIS REPORT MUST BE ACCOMPANIED OR PRECEDED BY A CURRENTLY
                                             EFFECTIVE FUND PROSPECTUS AND VARIABLE PRODUCT PROSPECTUS,
                                             WHICH CONTAIN MORE COMPLETE INFORMATION, INCLUDING SALES
                                             CHARGES AND EXPENSES. INVESTORS SHOULD READ EACH CAREFULLY
  [AIM INVESTMENTS LOGO]                     BEFORE INVESTING.
-- REGISTERED TRADEMARK --                   =============================================================

                                                         NOT FDIC INSURED MAY LOSE VALUE NO BANK GUARANTEE

                                                                                  A I M DISTRIBUTORS, INC.

AIM V.I. Government Securities Fund

Management's discussion of Fund performance                                               three sectors represented in our
                                                                                          style-specific benchmark--U.S. Treasuries,
=======================================================================================   U.S. agency bonds and U.S. agency mortgage
PERFORMANCE SUMMARY                                                                       backed securities (MBS). The Fund seeks to
                                                                                          limit risk through various controls, such
For the year ended December 31, 2007, AIM V.I. Government Securities Fund                 as sector and issuer ratings and duration
underperformed its broad market and style-specific indexes. Our defensive duration        relative to its benchmark index. This
structure in the later part of the year was a major detractor from performance. While     duration band places limits on how much
yields declined across the yield curve, the U.S. Federal Reserve Board (the Fed)          principal risk we take relative to our
reduced interest rates more aggressively than we anticipated, causing short term          benchmark.
interest rates to decline most steeply.
                                                                                             After our top-down strategic decisions,
   Your Fund's long-term performance appears later in this report.                        we identify securities we believe are
                                                                                          undervalued given the prevailing market
FUND VS. INDEXES                                                                          environment or potential future
                                                                                          developments.
Total returns, 12/31/06-12/31/07, excluding variable product issuer charges. If
variable product issuer charges were included, returns would be lower.                       Instances in which we sell a security
                                                                                          include, but are not limited to, when:
Series I Shares                                                                   6.34%
Series II Shares                                                                  6.11    o A change in the economic or market
Lehman Brothers U.S. Aggregate Bond Index(triangle)(Broad Market Index)           6.97    outlook indicates assets should be
Lehman Brothers U.S. Government Index(triangle)(Style-Specific Index)             8.66    reallocated.
Lehman Brothers Intermediate U.S. Government and Mortgage Index(square)
   (Former Style-Specific Index)                                                  7.56    o A mortgage security is prepaying faster
Lipper VUF General U.S. Government Funds Index(triangle)(Peer Group Index)        6.89    or slower than we would like.
Lipper Intermediate U.S. Government Funds Index(triangle)
   (Former Peer Group Index)                                                      7.35    o A security is likely to be called, and
                                                                                          we prefer to own one with a longer
SOURCES: (triangle) LIPPER INC.;                                                          maturity date.
(square) A I M MANAGEMENT GROUP INC., LEHMAN BROTHERS INC.
=======================================================================================   o A security has become fully valued.

How we invest                                movements, while short duration bonds tend   Market conditions and your Fund
                                             to be less sensitive to interest rate
We seek to enhance returns by using          changes.                                     The U.S. economy expanded throughout 2007.
calculated risks in sector allocation,                                                    The annualized rate of growth in gross
duration management and security selection   We begin by assessing the overall economic   domestic product accelerated from 0.6% to
to take advantage of prevailing market       environment and its impact on the level      3.8% to 4.9%(1) in the first, second and
conditions and future developments.          and direction of interest rates. We          third quarters of 2007, respectively.
Duration is a measure of a debt security's   develop a short-term strategic outlook and   Initial estimates suggested the economy
sensitivity to interest rate changes,        look to take advantage of tactical           expanded at an annualized rate of 0.6%(1)
expressed in terms of years. Longer          opportunities when they arise. This          in the fourth quarter.
duration bonds usually are more sensitive    strategic outlook helps determine the
to interest rate                             Fund's allocation strategy among the            Inflation, as measured by the core
                                                                                          Consumer Price Index (which excludes
                                                                                          volatile food and

==========================================   ==========================================   ==========================================
PORTFOLIO COMPOSITION                        TOP 10 FIXED INCOME ISSUERS*                 TOP NET ASSETS AND HOLDINGS*

By security type, based on total              1. Federal National Mortgage                Total Net Assets             $1.19 billion
investments                                      Association (FNMA)               34.3%   Total Number of Holdings*              880
                                              2. Federal Home Loan Mortgage
U.S. Mortgage-Backed Securities      73.1%       Corp. (FHLMC)                    10.9
U.S. Government Agency Securities    20.0     3. Government National Mortgage
Repurchase Agreements                 5.5        Association (GNMA)                7.6
U.S. Treasury Securities              0.9     4. Federal Home Loan Bank (FHLB)     3.8
Foreign Sovereign Debt                0.5     5. Freddie Mac REMICS                3.2
                                              6. Federal Farm Credit Bank          1.6
The Fund's holdings are subject to change,    7. Fannie Mae REMICS                 1.0
and there is no assurance that the Fund       8. Federal Agricultural Mortgage
will continue to hold any particular             Corp.                             1.0
security.                                     9. Tennessee Valley Authority        0.9
                                             10. Private Export Funding Corp.      0.6
* Excluding repurchase agreements.
==========================================   ==========================================   ==========================================

AIM V.I. Government Securities Fund

energy prices), increased at an annual       the yield curve to a more normal shape.(4)   ing to absolute and relative Fund
rate of 2.4%(2) in December, up from a       As a result, we slightly benefited from      returns.4 However, our positioning in the
2.1%(2) pace in the third quarter.           the portfolio's longer duration during the   U.S. agency market detracted from
                                             first two quarters.                          performance as we focused on callable
   The spillover from the housing and                                                     agency bonds, which performed poorly
sub-prime markets and credit risk               Beginning in the summer, we moved to a    versus other areas of the agency bond
repricing dramatically diminished            defensive duration positioning to minimize   market.(4)
liquidity and reduced credit availability.   the Fund's interest rate sensitivity. The
Consequently, the Fed began adding           market began to anticipate that the Fed         We thank you for your investment in AIM
liquidity to the system by cutting the       would lower interest rates, but we           V.I. Government Securities Fund.
discount rate by one-half a percentage       believed its interest rate reductions
point on August 173 and by lowering its      would be more measured. Unfortunately, the   Sources: (1) Bureau of Economic Analysis;
federal fund target rate by one-half a       Fed cut rates more aggressively than we      (2) Bureau of Labor Statistics; (3) U.S.
percentage point on September 18(3). While   expected and short term interest rates       Federal Reserve board; (4) Lehman Brothers
the September rate cut was larger than       experienced the steepest decline. Being      Inc.; (5) Lipper Inc.
expected, two subsequent quarter-point       underweight duration in the later part of
cuts on October 31 and December 11 were      the year, when bond yields rallied           The views and opinions expressed in
fully anticipated by markets.(3)             dramatically, was a major detractor from     management's discussion of Fund
                                             relative performance.                        performance are those of A I M Advisors,
   Treasury yields fell and the U.S.                                                      Inc. These views and opinions are subject
Treasury yield curve steepened by the end       For duration management purposes we       to change at any time based on factors
of the year as investors fled risky assets   used five- and 10-year U.S. Treasury         such as market and economic conditions.
and turned instead to the relative safety    futures. In our view, gaining exposure to    These views and opinions may not be relied
of government securities.(4)                 the U.S. Treasury market through U.S.        upon as investment advice or
                                             Treasury futures is a more effective way     recommendations, or as an offer for a
   Despite concerns about the implications   to use the Fund's cash than buying actual    particular security. The information is
of the credit crunch on the broader          bonds. U.S. Treasury futures offer a         not a complete analysis of every aspect of
economy, for the year ended December 31,     variety of standardized contracts, are       any market, country, industry, security or
2007, the Lehman Brothers U.S. Aggregate     exchange traded and provide a high level     the Fund. Statements of fact are from
Bond index, which represents the             of liquidity.                                sources considered reliable, but A I M
performance of investment-grade fixed                                                     Advisors, Inc. makes no representation or
income investments, returned 6.97%.(5) It       Over the year, a large percentage of      warranty as to their completeness or
outperformed the S&P 500 Index, which        the Fund's assets were invested in MBS,      accuracy. Although historical performance
represents the performance of the U.S.       although by the end of the year we reduced   is no guarantee of future results, these
stock market, and which returned 5.49% for   that percentage substantially. We did so     insights may help you understand our
the year.(5)                                 to diversify the Fund's assets across        investment management philosophy.
                                             different government-related securities,
   Effective May 1, 2007, along with the     including U.S. Treasuries and U.S. agency                 Jan H. Friedli
changes in the Fund's portfolio management   obligations.                                   [FRIEDLI   Senior portfolio manager, is
team, the Fund changed its style-specific                                                    PHOTO]    manager of AIM V.I.
benchmark from the Lehman Brothers              For the second half of the year, we                    Government Securities Fund.
Intermediate U.S. Government and Mortgage    maintained an underweight exposure to MBS.                Mr. Friedli graduated
Index to the Lehman Brothers U.S.            We favored higher coupon MBS for their       cum laude from Villanova University with a
Government Index. We believe this change     incremental yield advantage. Affected by     B.S. in computer science before earning an
in indexes better reflects the Fund's        the weak housing market and                  M.B.A. with honors from the University of
value-oriented management style in which     subprime-related problems, mortgage bonds    Chicago.
we utilize diversified strategies and        underperformed U.S. Treasury
invest in all sectors of the government      securities.(4) While stronger performance                 Brendan Gau
bond market.                                 by higher-coupon mortgage bonds relative         [GAU     Chartered Financial Analyst,
                                             to lower-coupon MBS benefited our relative      PHOTO]    portfolio manager, is manager
   During the year, fixed income markets     performance, the Fund's strategy in the                   of AIM V.I. Government
were focused on the benchmark 10-year        MBS market had a negative impact on                       Securities Fund.
Treasury note, which finished 2007 with a    absolute returns.                            He earned a B.A. degree in mathematics,
slight gain, as yields for Treasuries of                                                  physics and economics from Rice
all maturities dropped during the year.(4)      During the year, we increased our         University.
We started off the year with an overweight   exposure to the U.S. Treasury and U.S.
duration positioning to take advantage of    agency markets. The flight to quality        Assisted by the Taxable Investment Grade
the continuing rally of long-term bond       increased demand for and market value of     Bond Team
yields. By the middle of the year, short     government securities, including U.S.
term yields had decreased while long term    Treasuries. As a result, U.S. Treasury       ==========================================
yields had increased, both by a small        securities finished 2007 ahead of other      FOR A DISCUSSION OF THE RISKS OF INVESTING
amount, restoring                            major bond sectors, positively contribut-    IN YOUR FUND, INDEXES USED IN THIS REPORT
                                                                                          AND YOUR FUND'S LONG-TERM PERFORMANCE,
                                                                                          PLEASE TURN THE PAGE.
                                                                                          ==========================================

AIM V.I. Government Securities Fund

Your Fund's long-term performance

==========================================      THE PERFORMANCE DATA QUOTED REPRESENT        AIM V.I. GOVERNMENT SECURITIES FUND, A
AVERAGE ANNUAL TOTAL RETURNS                 PAST PERFORMANCE AND CANNOT GUARANTEE        SERIES PORTFOLIO OF AIM VARIABLE INSURANCE
                                             COMPARABLE FUTURE RESULTS; CURRENT           FUNDS, IS CURRENTLY OFFERED THROUGH
As of 12/31/07                               PERFORMANCE MAY BE LOWER OR HIGHER. PLEASE   INSURANCE COMPANIES ISSUING VARIABLE
                                             CONTACT YOUR VARIABLE PRODUCT ISSUER OR      PRODUCTS. YOU CANNOT PURCHASE SHARES OF
SERIES I SHARES                              FINANCIAL ADVISOR FOR THE MOST RECENT        THE FUND DIRECTLY. PERFORMANCE FIGURES
Inception (5/5/93)                   4.91%   MONTH-END VARIABLE PRODUCT PERFORMANCE.      GIVEN REPRESENT THE FUND AND ARE NOT
10 Years                             4.71    PERFORMANCE FIGURES REFLECT FUND EXPENSES,   INTENDED TO REFLECT ACTUAL VARIABLE
 5 Years                             3.02    REINVESTED DISTRIBUTIONS AND CHANGES IN      PRODUCT VALUES. THEY DO NOT REFLECT SALES
 1 Year                              6.34    NET ASSET VALUE. INVESTMENT RETURN AND       CHARGES, EXPENSES AND FEES ASSESSED IN
SERIES II SHARES                             PRINCIPAL VALUE WILL FLUCTUATE SO THAT YOU   CONNECTION WITH A VARIABLE PRODUCT. SALES
10 Years                             4.45%   MAY HAVE A GAIN OR LOSS WHEN YOU SELL        CHARGES, EXPENSES AND FEES, WHICH ARE
 5 Years                             2.78    SHARES.                                      DETERMINED BY THE VARIABLE PRODUCT
 1 Year                              6.11                                                 ISSUERS, WILL VARY AND WILL LOWER THE
==========================================      THE NET ANNUAL FUND OPERATING EXPENSE     TOTAL RETURN.
                                             RATIO SET FORTH IN THE MOST RECENT FUND
SERIES II SHARES' INCEPTION DATE IS          PROSPECTUS AS OF THE DATE OF THIS REPORT        THE MOST RECENT MONTH-END PERFORMANCE
SEPTEMBER 19, 2001. RETURNS SINCE THAT       FOR SERIES I AND SERIES II SHARES WAS        DATA AT THE FUND LEVEL, EXCLUDING VARIABLE
DATE ARE HISTORICAL. ALL OTHER RETURNS ARE   0.73% AND 0.98%, RESPECTIVELY.(1) THE        PRODUCT CHARGES, IS AVAILABLE ON THIS AIM
THE BLENDED RETURNS OF THE HISTORICAL        TOTAL ANNUAL FUND OPERATING EXPENSE RATIO    AUTOMATED INFORMATION LINE, 866-702-4402.
PERFORMANCE OF SERIES II SHARES SINCE        SET FORTH IN THE MOST RECENT FUND            AS MENTIONED ABOVE, FOR THE MOST RECENT
THEIR INCEPTION AND THE RESTATED             PROSPECTUS AS OF THE DATE OF THIS REPORT     MONTH-END PERFORMANCE INCLUDING VARIABLE
HISTORICAL PERFORMANCE OF SERIES I SHARES    FOR SERIES I AND SERIES II SHARES WAS        PRODUCT CHARGES, PLEASE CONTACT YOUR
(FOR PERIODS PRIOR TO INCEPTION OF SERIES    0.77% AND 1.02%, RESPECTIVELY. THE           VARIABLE PRODUCT ISSUER OR FINANCIAL
II SHARES) ADJUSTED TO REFLECT THE RULE      EXPENSE RATIOS PRESENTED ABOVE MAY VARY      ADVISOR.
12B-1 FEES APPLICABLE TO SERIES II SHARES.   FROM THE EXPENSE RATIOS PRESENTED IN
THE INCEPTION DATE OF SERIES I SHARES IS     OTHER SECTIONS OF THIS REPORT THAT ARE       (1) Total annual operating expenses less
MAY 5, 1993.                                 BASED ON EXPENSES INCURRED DURING                any contractual fee waivers and/or
                                             THE PERIOD COVERED BY THIS REPORT.               expense reimbursements by the advisor
   THE PERFORMANCE OF THE FUND'S SERIES I                                                     in effect through at least April 30,
AND SERIES II SHARE CLASSES WILL DIFFER                                                       2009. See current prospectus for more
PRIMARILY DUE TO DIFFERENT CLASS EXPENSES.                                                    information.

==================================================================================================================================

Principal risks of investing in the Fund    fying changes in the value of the                The Fund may invest in obligations
                                            portfolio's securities. Derivatives are       issued by agencies and instrumentalities
Portfolio turnover is greater than most     subject to counter-party risk--the risk       of the U.S. government that may vary in
funds, which may affect the Fund's          that the other party will not complete the    the level of support they receive from the
performance due to higher brokerage         transaction with the Fund.                    U.S. government. The U.S. government may
commissions. Active trading may also                                                      choose not to provide financial support to
increase short-term gains and losses,          There is no guarantee that the             U.S. government-sponsored agencies or
which may also result in taxable gain       investment techniques and risk analyses       instrumentalities if it is not legally
distributions to the Fund's shareholders.   used by the Fund's portfolio managers         obligated to do so. In this case, if the
                                            will produce the desired results.            issuer defaulted, the fund holding

   High-coupon, U.S. government agency          The prices of securities held by the      securities of such issuer might not be
mortgage-backed securities provide a         Fund may decline in response to market       able to recover its investment from the
higher coupon than current prevailing        risks.                                       U.S. government.
market interest rates, and the Fund may
purchase such securities at a premium. If       Reinvestment risk is the risk that a      About indexes used in this report
these securities experience a faster         bond's cash flows will be reinvested at an
principal prepayment rate than expected,     interest rate below that on the original        The LEHMAN BROTHERS U.S. AGGREGATE BOND
both the market value and income from such   bond.                                        INDEX covers U.S. investment-grade
securities will decrease.                                                                 fixed-rate bonds with components for
                                                Reverse repurchase agreements and         government and corporate securities,
   Interest rate risk refers to the risk     dollar-roll transactions involve the risk    mortgage pass-throughs, and asset-backed
that bond prices generally fall as           that the market value of securities to be    securities.
interest rates rise; conversely, bond        purchased by the Fund may decline below
prices generally rise as interest rates      the price at which the Fund is obligated        The LEHMAN BROTHERS U.S. GOVERNMENT
fall.                                        to repurchase the securities or that the     INDEX consists of securities issued by the
                                             other party may default on its obligation,   U.S. government including public
   The Fund may use enhanced investment      such that the Fund is delayed or prevented   obligations of the U.S. Treasury with a
techniques such as leveraging and            from completing the transaction.             remaining maturity
derivatives. Leveraging entails risks such
as magni-                                                                                                                  Continued

AIM V.I. Government Securities Fund

Past performance cannot guarantee            types of charts in illustrating changes in   ment. In this chart, each segment
comparable future results.                   value during the early years shown in the    represents a doubling, or 100% change, in
                                             chart. The vertical axis, the one that       the value of the investment. In other
   This chart, which is a logarithmic        indicates the dollar value of an             words, the space between $5,000 and
chart, presents the fluctuations in the      investment, is constructed with each         $10,000 is the same size as the space
value of the Fund and its indexes. We        segment representing a percent change in     between $10,000 and $20,000, and so on.
believe that a logarithmic chart is more     the value of the invest-
effective than other

==================================================================================================================================

Continued from previous page

of one year or more or publicly issued       began publishing VUF indexes, allowing the   level only and do not include variable
debt of U.S. government agencies,            Fund to be compared with the Lipper VUF      product issuer charges. If such charges
quasi-federal corporations, and corporate    General U.S. Government Funds Index. The     were included, the total returns would be
or foreign debt guaranteed by the U.S.       unmanaged Lipper VUF General U.S.            lower.
government.                                  Government Funds Index is an unmanaged
                                             index of the largest variable insurance         The Chartered Financial Analyst
   The LEHMAN BROTHERS INTERMEDIATE U.S.     underlying funds, based on total year-end    --REGISTERED TRADEMARK-- (CFA --REGISTERED
GOVERNMENT AND MORTGAGE INDEX includes       net asset value, in the Lipper General       TRADEMARK--) designation is a globally
securities in the intermediate maturity      U.S. Government Funds category. These        recognized standard for measuring the
range of the U.S. government Index that      funds invest at least 65% of their assets    competence and integrity of investment
must have between one year and 10 years to   in U.S. government and agency issues.        professionals.
final maturity regardless of call
features, and fixed-rate mortgage            Other information
securities with a weighted average of at
least one year and issued by Government      The returns shown in the management's
National Mortgage Association, Federal       discussion of Fund performance are based
Home Loan Mortgage Corporation or Federal    on net asset values calculated for
National Mortgage Association.               shareholder transactions. Generally
                                             accepted accounting principles require
   The S&P 500 --REGISTERED TRADEMARK--      adjustments to be made to the net assets
INDEX is a market capitalization-weighted    of the Fund at period end for financial
index covering all major areas of the U.S.   reporting purposes, and as such, the net
economy. It is not the 500 largest           asset values for shareholder transactions
companies, but rather the most widely held   and the returns based on those net asset
500 companies chosen with respect to         values may differ from the net asset
market size, liquidity, and their            values and returns reported in the
industry.                                    Financial Highlights. Additionally, the
                                             returns and net asset values shown
   The Fund has elected to use the LIPPER    throughout this report are at the Fund
VARIABLE UNDERLYING FUNDS (VUF) GENERAL
U.S. GOVERNMENT FUNDS INDEX as its peer
group instead of the Lipper Intermediate
U.S. Government Funds Index. In 2006,
Lipper

===================================================================================================================================

                                                          [MOUNTAIN CHART]

RESULTS OF A $10,000 INVESTMENT

INDEX DATA FROM 4/30/93, FUND DATA FROM 5/5/93

         AIM V.I. GOVERNMENT
              SECURITIES       LEHMAN BROTHERS U.S.    LEHMAN BROTHERS U.S.     LIPPER VUF GENERAL U.S.   LIPPER INTERMEDIATE U.S.
DATE     FUND-SERIES I SHARES  GOVERNMENT INDEX (1)  AGGREGATE BOND INDEX(1)  GOVERNMENT FUNDS INDEX(1)  GOVERNMENT FUNDS INDEX(1)

4/30/93                               $10000                  $10000                    $10000                     $10000
   5/93         $ 9990                  9989                   10013                     10005                       9991
   6/93          10150                 10211                   10194                     10223                      10154
   7/93          10180                 10273                   10252                     10268                      10194
   8/93          10330                 10502                   10432                     10436                      10352
   9/93          10363                 10542                   10460                     10470                      10394
  10/93          10393                 10582                   10499                     10506                      10414
  11/93          10312                 10466                   10410                     10402                      10341
  12/93          10355                 10507                   10466                     10496                      10383
   1/94          10479                 10650                   10608                     10629                      10499
   2/94          10274                 10425                   10423                     10424                      10317
   3/94          10064                 10191                   10166                     10125                      10113
   4/94           9940                 10110                   10085                     10036                      10015
   5/94           9950                 10097                   10084                     10035                       9999
   6/94           9923                 10074                   10062                      9985                       9980
   7/94          10070                 10259                   10261                     10159                      10116
   8/94          10080                 10261                   10274                     10176                      10134
   9/94           9969                 10117                   10123                     10028                      10017
  10/94           9948                 10109                   10114                     10000                      10007
  11/94           9916                 10091                   10091                      9985                       9959
  12/94           9970                 10152                   10161                     10069                       9998
   1/95          10120                 10341                   10362                     10254                      10167
   2/95          10325                 10564                   10609                     10481                      10374
   3/95          10367                 10630                   10674                     10545                      10440
   4/95          10487                 10769                   10823                     10685                      10561
   5/95          10858                 11203                   11242                     11107                      10900
   6/95          10935                 11289                   11324                     11189                      10963
   7/95          10869                 11248                   11299                     11147                      10939
   8/95          10990                 11380                   11435                     11285                      11050
   9/95          11077                 11489                   11546                     11381                      11141
  10/95          11219                 11664                   11696                     11539                      11272
  11/95          11383                 11846                   11872                     11709                      11423
  12/95          11520                 12014                   12038                     11869                      11554
   1/96          11599                 12088                   12118                     11940                      11632
   2/96          11373                 11842                   11908                     11705                      11447
   3/96          11293                 11743                   11825                     11616                      11368
   4/96          11226                 11668                   11758                     11539                      11304
   5/96          11181                 11648                   11735                     11507                      11279
   6/96          11317                 11798                   11892                     11652                      11407
   7/96          11351                 11828                   11925                     11686                      11432
   8/96          11328                 11801                   11905                     11668                      11418
   9/96          11498                 11997                   12112                     11868                      11596
  10/96          11713                 12261                   12380                     12114                      11823
  11/96          11883                 12474                   12592                     12316                      12007
  12/96          11784                 12347                   12475                     12207                      11904
   1/97          11820                 12361                   12514                     12245                      11937
   2/97          11832                 12378                   12545                     12264                      11956
   3/97          11736                 12247                   12406                     12142                      11843
   4/97          11891                 12423                   12591                     12317                      12003
   5/97          11974                 12531                   12710                     12420                      12100
   6/97          12094                 12671                   12861                     12555                      12229
   7/97          12368                 13031                   13208                     12887                      12528
   8/97          12273                 12902                   13095                     12769                      12424
   9/97          12428                 13096                   13289                     12956                      12595
  10/97          12571                 13323                   13481                     13148                      12762
  11/97          12607                 13391                   13543                     13197                      12799
  12/97          12744                 13531                   13680                     13334                      12918
   1/98          12887                 13733                   13855                     13513                      13086
   2/98          12876                 13696                   13845                     13488                      13062
   3/98          12923                 13735                   13893                     13528                      13103
   4/98          12983                 13797                   13965                     13585                      13159
   5/98          13102                 13938                   14098                     13715                      13273
   6/98          13210                 14097                   14217                     13840                      13383
   7/98          13245                 14119                   14247                     13865                      13409
   8/98          13460                 14486                   14479                     14154                      13657
   9/98          13734                 14876                   14818                     14511                      13982
  10/98          13663                 14826                   14740                     14429                      13903
  11/98          13698                 14831                   14824                     14440                      13923

====================================================================================================================================

                                                                                                              SOURCE: (1)LIPPER INC.

===================================================================================================================================

                                                          [MOUNTAIN CHART]

  12/98          13729                 14864                   14868                     14489                      13974
   1/99          13815                 14950                   14974                     14563                      14042
   2/99          13544                 14595                   14713                     14278                      13779
   3/99          13617                 14652                   14794                     14370                      13868
   4/99          13654                 14685                   14841                     14413                      13905
   5/99          13507                 14556                   14711                     14268                      13776
   6/99          13446                 14527                   14664                     14214                      13731
   7/99          13410                 14506                   14602                     14151                      13683
   8/99          13410                 14505                   14595                     14134                      13669
   9/99          13545                 14623                   14764                     14306                      13817
  10/99          13594                 14647                   14818                     14335                      13847
  11/99          13594                 14626                   14817                     14340                      13848
  12/99          13548                 14532                   14746                     14270                      13780
   1/00          13496                 14552                   14698                     14227                      13737
   2/00          13649                 14759                   14875                     14385                      13888
   3/00          13789                 15018                   15071                     14586                      14065
   4/00          13777                 14977                   15028                     14557                      14014
   5/00          13789                 14986                   15021                     14564                      13999
   6/00          14018                 15254                   15334                     14839                      14268
   7/00          14095                 15401                   15473                     14944                      14378
   8/00          14262                 15629                   15697                     15167                      14582
   9/00          14376                 15674                   15796                     15258                      14681
  10/00          14465                 15824                   15901                     15381                      14785
  11/00          14682                 16135                   16160                     15660                      15027
  12/00          14920                 16456                   16460                     15949                      15319
   1/01          15067                 16622                   16729                     16137                      15527
   2/01          15188                 16811                   16875                     16285                      15682
   3/01          15215                 16870                   16960                     16359                      15754
   4/01          15148                 16698                   16890                     16266                      15662
   5/01          15201                 16753                   16991                     16353                      15743
   6/01          15241                 16830                   17056                     16400                      15792
   7/01          15535                 17234                   17437                     16736                      16139
   8/01          15656                 17448                   17637                     16879                      16309
   9/01          15936                 17752                   17842                     17140                      16549
  10/01          16257                 18210                   18215                     17487                      16893
  11/01          16042                 17801                   17964                     17191                      16614
  12/01          15875                 17646                   17850                     17078                      16480
   1/02          15985                 17761                   17995                     17206                      16592
   2/02          16137                 17925                   18169                     17374                      16764
   3/02          15916                 17535                   17867                     17101                      16459
   4/02          16205                 17953                   18213                     17472                      16778
   5/02          16302                 18060                   18368                     17598                      16928
   6/02          16426                 18313                   18527                     17810                      17106
   7/02          16674                 18715                   18750                     18113                      17374
   8/02          16923                 19086                   19067                     18406                      17649
   9/02          17266                 19533                   19376                     18723                      17963
  10/02          17170                 19376                   19288                     18599                      17882
  11/02          17060                 19209                   19282                     18511                      17768
  12/02          17399                 19675                   19681                     18894                      18127
   1/03          17344                 19626                   19698                     18894                      18094
   2/03          17526                 19942                   19970                     19170                      18332
   3/03          17428                 19885                   19955                     19098                      18294
   4/03          17511                 19977                   20119                     19169                      18375
   5/03          17735                 20496                   20495                     19549                      18690
   6/03          17679                 20389                   20454                     19473                      18636
   7/03          17173                 19546                   19766                     18765                      18050
   8/03          17159                 19655                   19897                     18892                      18114
   9/03          17538                 20227                   20424                     19376                      18540
  10/03          17384                 19939                   20234                     19213                      18364
  11/03          17454                 19962                   20282                     19257                      18379
  12/03          17585                 20138                   20489                     19402                      18523
   1/04          17685                 20305                   20653                     19544                      18636
   2/04          17800                 20548                   20877                     19751                      18805
   3/04          17871                 20729                   21033                     19897                      18931
   4/04          17583                 20106                   20486                     19438                      18498
   5/04          17511                 20031                   20404                     19405                      18424
   6/04          17611                 20112                   20519                     19484                      18494
   7/04          17711                 20300                   20723                     19623                      18643
   8/04          17927                 20695                   21118                     19913                      18929
   9/04          17927                 20737                   21175                     19925                      18944
  10/04          18013                 20902                   21353                     20052                      19058
  11/04          17956                 20654                   21183                     19947                      18920
  12/04          18033                 20839                   21377                     20094                      19050
   1/05          18064                 20969                   21512                     20157                      19116
   2/05          18004                 20821                   21385                     20070                      19013
   3/05          17973                 20752                   21275                     20035                      18953
   4/05          18108                 21085                   21563                     20261                      19181
   5/05          18197                 21329                   21796                     20397                      19337
   6/05          18243                 21449                   21915                     20466                      19416
   7/05          18197                 21190                   21715                     20282                      19253
====================================================================================================================================


===================================================================================================================================

                                                          [MOUNTAIN CHART]

   8/05          18286                 21503                   21994                     20525                      19476
   9/05          18226                 21249                   21767                     20413                      19390
  10/05          18180                 21099                   21595                     20288                      19190
  11/05          18226                 21195                   21690                     20338                      19253
  12/05          18331                 21391                   21897                     20492                      19402
   1/06          18362                 21355                   21898                     20520                      19412
   2/06          18394                 21388                   21971                     20553                      19448
   3/06          18302                 21196                   21755                     20342                      19309
   4/06          18302                 21137                   21716                     20298                      19288
   5/06          18302                 21141                   21692                     20317                      19284
   6/06          18316                 21200                   21738                     20347                      19315
   7/06          18501                 21453                   22032                     20609                      19531
   8/06          18640                 21756                   22370                     20896                      19777
   9/06          18748                 21950                   22566                     21031                      19926
  10/06          18857                 22065                   22715                     21105                      20032
  11/06          18964                 22289                   22979                     21310                      20229
  12/06          18982                 22135                   22846                     21150                      20121
   1/07          19029                 22107                   22836                     21121                      20113
   2/07          19221                 22448                   23188                     21439                      20390
   3/07          19285                 22454                   23189                     21464                      20420
   4/07          19381                 22565                   23314                     21566                      20516
   5/07          19220                 22388                   23137                     21354                      20337
   6/07          19205                 22379                   23069                     21276                      20292
   7/07          19381                 22698                   23261                     21506                      20523
   8/07          19542                 23041                   23546                     21692                      20793
   9/07          19607                 23186                   23725                     21882                      20943
  10/07          19817                 23356                   23938                     22083                      21097
  11/07          20090                 23998                   24369                     22612                      21615
  12/07          20193                 24051                   24437                     22608                      21601

===================================================================================================================================

AIM V.I. Government Securities Fund

SCHEDULE OF INVESTMENTS

December 31, 2007


                                                PRINCIPAL
                                                 AMOUNT          VALUE
---------------------------------------------------------------------------
U.S. MORTGAGE-BACKED SECURITIES-51.27%(A)

COLLATERALIZED MORTGAGE OBLIGATIONS-4.54%

Fannie Mae REMICS,
  6.50%, 06/25/20                              $  457,185    $      461,112
---------------------------------------------------------------------------
  5.00%, 01/25/23 to 07/25/23                   3,631,362         3,624,658
---------------------------------------------------------------------------
  6.00%, 08/25/30 to 10/25/30                   7,601,193         7,675,625
---------------------------------------------------------------------------
Fannie Mae Whole Loans
  5.50%, 07/25/34                               4,271,138         4,308,883
---------------------------------------------------------------------------
Freddie Mac REMICS,
  5.50%, 01/15/11 to 07/15/24                  12,862,929        12,930,028
---------------------------------------------------------------------------
  4.50%, 03/15/14 to 11/15/16                     300,399           300,609
---------------------------------------------------------------------------
  7.50%, 01/15/16                               3,704,936         3,840,073
---------------------------------------------------------------------------
  6.00%, 01/15/18 to 08/15/30                  15,081,079        15,238,813
---------------------------------------------------------------------------
  3.50%, 12/15/21                               5,278,685         5,261,195
---------------------------------------------------------------------------
  4.00%, 12/15/21                                 106,295           106,067
---------------------------------------------------------------------------
Government National Mortgage Association
  (GNMA) REMICS, 4.25%, 01/20/27                  163,649           163,034
===========================================================================
                                                                 53,910,097
===========================================================================

FEDERAL HOME LOAN MORTGAGE CORP.
  (FHLMC)-10.94%

Pass Through Ctfs.,
  8.00%, 05/01/08 to 09/01/36                  21,617,198        23,295,902
---------------------------------------------------------------------------
  6.00%, 11/01/08 to 02/01/34                  19,582,783        20,036,663
---------------------------------------------------------------------------
  6.50%, 12/01/08 to 12/01/35                  41,101,075(b)     42,502,466
---------------------------------------------------------------------------
  7.00%, 11/01/10 to 12/01/37                  30,619,892        32,210,689
---------------------------------------------------------------------------
  7.50%, 03/01/16 to 08/01/36                   7,904,253         8,343,805
---------------------------------------------------------------------------
  10.50%, 08/01/19                                  9,283            10,393
---------------------------------------------------------------------------
  8.50%, 09/01/20 to 08/01/31                   1,714,252         1,845,313
---------------------------------------------------------------------------
  10.00%, 03/01/21                                149,329           170,884
---------------------------------------------------------------------------
  9.00%, 06/01/21 to 06/01/22                   1,122,727         1,209,526
---------------------------------------------------------------------------
  7.05%, 05/20/27                                 423,116           442,983
===========================================================================
                                                                130,068,624
===========================================================================

FEDERAL NATIONAL MORTGAGE ASSOCIATION
  (FNMA)-28.14%

Pass Through Ctfs.,
  6.00%, 05/01/09 to 03/01/37                  76,248,539(b)     78,068,175
---------------------------------------------------------------------------
  7.50%, 11/01/09 to 07/01/37                  28,577,582        30,310,678
---------------------------------------------------------------------------
  6.50%, 10/01/10 to 02/01/37                  78,459,580(b)     81,206,748
---------------------------------------------------------------------------
  7.00%, 12/01/10 to 09/01/37                  79,206,388        83,005,882
---------------------------------------------------------------------------
  8.00%, 06/01/12 to 11/01/37                  31,607,862        33,603,056
---------------------------------------------------------------------------
  8.50%, 06/01/12 to 08/01/37                  11,806,474        12,668,631
---------------------------------------------------------------------------
  10.00%, 09/01/13 to 03/01/16                    114,849           124,864
---------------------------------------------------------------------------

                                                PRINCIPAL
                                                 AMOUNT          VALUE
---------------------------------------------------------------------------

FEDERAL NATIONAL MORTGAGE ASSOCIATION-(CONTINUED)

  5.00%, 11/01/17 to 12/01/33                  $2,217,237    $    2,216,414
---------------------------------------------------------------------------
  5.50%, 03/01/21 to 10/01/22                  11,035,547        11,181,529
---------------------------------------------------------------------------
  6.75%, 07/01/24                               1,807,444         1,893,637
---------------------------------------------------------------------------
  6.95%, 10/01/25 to 09/01/26                     237,905           250,929
===========================================================================
                                                                334,530,543
===========================================================================

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
  (GNMA)-7.65%

Pass Through Ctfs.,
  7.50%, 09/15/08 to 05/15/37                  16,705,319        17,727,613
---------------------------------------------------------------------------
  9.00%, 09/15/08 to 12/20/16                     178,141           191,224
---------------------------------------------------------------------------
  6.50%, 09/20/08 to 08/15/35                  36,536,300(b)     38,060,196
---------------------------------------------------------------------------
  9.38%, 06/15/09 to 12/15/09                     356,586           368,440
---------------------------------------------------------------------------
  8.00%, 07/15/12 to 01/15/37                   8,841,596         9,510,141
---------------------------------------------------------------------------
  6.75%, 08/15/13                                 159,887           165,872
---------------------------------------------------------------------------
  11.00%, 10/15/15                                  2,621             3,031
---------------------------------------------------------------------------
  9.50%, 09/15/16                                   3,719             4,047
---------------------------------------------------------------------------
  7.00%, 04/15/17 to 03/15/37                  12,377,419        13,085,544
---------------------------------------------------------------------------
  10.50%, 09/15/17 to 11/15/19                      4,808             5,593
---------------------------------------------------------------------------
  8.50%, 12/15/17 to 01/15/37                   2,958,757         3,185,038
---------------------------------------------------------------------------
  10.00%, 06/15/19                                 64,693            74,757
---------------------------------------------------------------------------
  6.00%, 06/20/20 to 08/15/33                   5,198,987         5,342,892
---------------------------------------------------------------------------
  6.95%, 08/20/25 to 08/20/27                   1,650,941         1,745,911
---------------------------------------------------------------------------
  6.25%, 06/15/27                                 248,666           255,819
---------------------------------------------------------------------------
  6.38%, 10/20/27 to 09/20/28                   1,106,669         1,143,204
===========================================================================
                                                                 90,869,322
===========================================================================
    Total U.S. Mortgage-Backed Securities
      (Cost $606,990,530)                                       609,378,586
===========================================================================

U.S. GOVERNMENT AGENCY SECURITIES-14.02%(A)

FEDERAL AGRICULTURAL MORTGAGE CORP.-0.96%

Medium-Term Notes, 5.60%, 01/10/17             11,000,000        11,448,030
===========================================================================

FEDERAL FARM CREDIT BANK (FFCB)-1.57%

Bonds,
  5.75%, 01/18/11                               2,000,000         2,117,720
---------------------------------------------------------------------------
  5.59%, 10/04/21                              10,075,000        10,332,215
---------------------------------------------------------------------------
  5.75%, 01/18/22                               2,775,000         2,851,840
---------------------------------------------------------------------------
Medium-Term Notes, 5.75%, 12/07/28              3,100,000         3,395,771
===========================================================================
                                                                 18,697,546
===========================================================================

AIM V.I. Government Securities Fund


                                                PRINCIPAL
                                                 AMOUNT          VALUE
---------------------------------------------------------------------------

FEDERAL HOME LOAN BANK (FHLB)-3.81%

Unsec. Bonds,
  5.60%, 06/09/20                              $2,150,000    $    2,152,107
---------------------------------------------------------------------------
  6.15%, 12/08/26                              43,000,000        43,074,820
===========================================================================
                                                                 45,226,927
===========================================================================

FEDERAL NATIONAL MORTGAGE ASSOCIATION
  (FNMA)-6.18%

Unsec. Bonds, 6.50%, 11/25/25                   4,762,000         4,772,095
---------------------------------------------------------------------------
Unsec. Global Bonds, 6.63%, 11/15/30              700,000(d)        863,947
---------------------------------------------------------------------------
Unsec. Notes,
  6.13%, 03/21/16                              22,695,000        22,809,156
---------------------------------------------------------------------------
  6.50%, 07/26/16                              30,000,000        30,074,700
---------------------------------------------------------------------------
  6.25%, 03/29/22                              13,830,000        13,909,523
---------------------------------------------------------------------------
Unsec. Sub. Disc. Deb., 7.37%, 10/09/19(c)      1,800,000         1,023,102
===========================================================================
                                                                 73,452,523
===========================================================================

PRIVATE EXPORT FUNDING CORP.-0.58%

Series G, Sec. Gtd. Notes, 6.67%, 09/15/09      6,601,000         6,919,630
===========================================================================

TENNESSEE VALLEY AUTHORITY-0.92%

Series A, Bonds, 6.79%, 05/23/12                5,000,000         5,581,150
---------------------------------------------------------------------------
Series G, Global Bonds, 5.38%, 11/13/08         5,347,000         5,405,710
===========================================================================
                                                                 10,986,860
===========================================================================
    Total U.S. Government Agency Securities
      (Cost $164,377,778)                                       166,731,516
===========================================================================

U.S. TREASURY SECURITIES-0.67%(A)

U.S. TREASURY BONDS-0.44%

  7.50%, 11/15/24                               2,815,000(d)      3,810,356
---------------------------------------------------------------------------
  7.63%, 02/15/25                                 550,000           753,841
---------------------------------------------------------------------------
  6.88%, 08/15/25                                 500,000           642,580
===========================================================================
                                                                  5,206,777
===========================================================================

                                                PRINCIPAL
                                                 AMOUNT          VALUE
---------------------------------------------------------------------------


U.S. TREASURY STRIPS-0.23%

  6.79%, 11/15/18(c)                           $4,405,000(d) $    2,738,676
===========================================================================
    Total U.S. Treasury Securities (Cost
      $7,076,035)                                                 7,945,453
===========================================================================

FOREIGN SOVEREIGN BONDS-0.34%

SOVEREIGN DEBT-0.34%(A)

Israel Government AID Bond (Israel), Gtd.
  Global Bonds, 5.13%, 11/01/24 (Cost
  $3,834,116)                                   3,800,000         4,075,918
===========================================================================
Total Investments (excluding Repurchase
  Agreements)-66.30% (Cost $782,278,459)                        788,131,473
___________________________________________________________________________
===========================================================================

                                               REPURCHASE
                                                 AMOUNT
REPURCHASE AGREEMENTS-3.87%

Barclays Capital Inc., Joint Agreement dated
  12/31/07 maturing value $700,175,000
  (collateralized by U.S. Government
  obligations valued at $714,000,000;
  4.50%-6.57%, 05/01/08-12/01/37) 4.50%,
  01/02/08 (Cost $45,994,047)(e)(f)            46,005,546        45,994,047
===========================================================================
TOTAL INVESTMENTS-70.17% (Cost $828,272,506)                    834,125,520
===========================================================================
OTHER ASSETS LESS LIABILITIES-29.83%                            354,629,359
===========================================================================
NET ASSETS-100.00%                                           $1,188,754,879
___________________________________________________________________________
===========================================================================

Investment Abbreviations:

Ctfs.   - Certificates
Deb.    - Debentures
Disc.   - Discounted
Gtd.    - Guaranteed
REMICS  - Real Estate Mortgage Investment Conduits
Sec.    - Secured
STRIPS  - Separately Traded Registered Interest and Principal Security
Sub.    - Subordinated
Unsec.  - Unsecured

Notes to Schedule of Investments:

(a) In accordance with the procedures established by the Board of Trustees, security fair valued based on an evaluated quote provided by an independent pricing service. The aggregate value of these securities at December 31, 2007 was $788,131,473, which represented 66.30% of the Fund's Net Assets. See Note 1A.
(b) All or a portion of the principal balance was segregated as collateral for forward commitments.
(c) Security traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.
(d) All or a portion of the principal balance was pledged as collateral to cover margin requirements for open futures contracts. See Note 1O and Note 7.
(e) Principal amount equals value at period end. See Note 1L.
(f) Security is considered a cash equivalent for the purpose of the Statement of Cash Flows. See Note 1J.
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM V.I. Government Securities Fund

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2007

ASSETS:

Investments, at value (Cost $828,272,506)      $  834,125,520
-------------------------------------------------------------
Receivables for:
  Investments sold                                788,671,775
-------------------------------------------------------------
  Forward commitments -- Sales                    125,070,170
-------------------------------------------------------------
  Variation margin                                  1,967,688
-------------------------------------------------------------
  Fund shares sold                                  1,301,801
-------------------------------------------------------------
  Interest                                          7,296,709
-------------------------------------------------------------
  Principal paydowns                                   25,443
-------------------------------------------------------------
Investment for trustee deferred compensation
  and retirement plans                                 55,044
-------------------------------------------------------------
Other assets                                              381
=============================================================
    Total assets                                1,758,514,531
_____________________________________________________________
=============================================================

LIABILITIES:

Payables for:
  Investments purchased                           443,510,487
-------------------------------------------------------------
  Fund shares reacquired                              123,942
-------------------------------------------------------------
  Amount due custodian                                  4,716
-------------------------------------------------------------
  Trustee deferred compensation and
    retirement plans                                  108,173
-------------------------------------------------------------
Forward commitments, at value                     125,224,670
-------------------------------------------------------------
Accrued administrative services fees                  720,278
-------------------------------------------------------------
Accrued distribution fees -- Series II                 10,941
-------------------------------------------------------------
Accrued trustees' and officer's fees and
  benefits                                              1,011
-------------------------------------------------------------
Accrued transfer agent fees                             1,403
-------------------------------------------------------------
Accrued operating expenses                             54,031
=============================================================
    Total liabilities                             569,759,652
=============================================================
Net assets applicable to shares outstanding    $1,188,754,879
_____________________________________________________________
=============================================================

NET ASSETS CONSIST OF:

Shares of beneficial interest                  $1,180,856,931
-------------------------------------------------------------
Undistributed net investment income                56,693,446
-------------------------------------------------------------
Undistributed net realized gain (loss)            (54,672,869)
-------------------------------------------------------------
Unrealized appreciation                             5,877,371
=============================================================
                                               $1,188,754,879
_____________________________________________________________
=============================================================

NET ASSETS:

Series I                                       $1,169,984,718
_____________________________________________________________
=============================================================
Series II                                      $   18,770,161
_____________________________________________________________
=============================================================

SHARES OUTSTANDING, $0.001 PAR VALUE PER
  SHARE, UNLIMITED NUMBER OF SHARES
  AUTHORIZED:

Series I                                           97,037,090
_____________________________________________________________
=============================================================
Series II                                           1,564,893
_____________________________________________________________
=============================================================
Series I:
  Net asset value per share                    $        12.06
_____________________________________________________________
=============================================================
Series II:
  Net asset value per share                    $        11.99
_____________________________________________________________
=============================================================

STATEMENT OF OPERATIONS

For the year ended December 31, 2007

INVESTMENT INCOME:

Interest                                         $59,821,532
------------------------------------------------------------
Dividends from affiliated money market funds          28,871
============================================================
    Total investment income                       59,850,403
============================================================

EXPENSES:

Advisory fees                                      4,882,489
------------------------------------------------------------
Administrative services fees                       2,856,587
------------------------------------------------------------
Custodian fees                                        90,789
------------------------------------------------------------
Distribution fees -- Series II                        40,578
------------------------------------------------------------
Transfer agent fees                                   16,418
------------------------------------------------------------
Trustees' and officer's fees and benefits             45,925
------------------------------------------------------------
Other                                                151,058
============================================================
    Total expenses                                 8,083,844
============================================================
Less: Fees waived and expense offset
  arrangement(s)                                    (328,277)
============================================================
    Net expenses                                   7,755,567
============================================================
Net investment income                             52,094,836
============================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM:

Net realized gain (loss) from:
  Investment securities                             (690,341)
------------------------------------------------------------
  Futures contracts                                4,976,761
============================================================
                                                   4,286,420
============================================================
Change in net unrealized appreciation
  (depreciation) of:
  Investment securities                           12,308,609
------------------------------------------------------------
  Futures contracts                                 (828,196)
============================================================
                                                  11,480,413
============================================================
Net realized and unrealized gain                  15,766,833
============================================================
Net increase in net assets resulting from
  operations                                     $67,861,669
____________________________________________________________
============================================================

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM V.I. Government Securities Fund

STATEMENT OF CHANGES IN NET ASSETS

For the years ended December 31, 2007 and 2006

                                                                   2007             2006
--------------------------------------------------------------------------------------------

OPERATIONS:

  Net investment income                                       $   52,094,836    $ 40,090,918
--------------------------------------------------------------------------------------------
  Net realized gain (loss)                                         4,286,420     (10,189,741)
--------------------------------------------------------------------------------------------
  Change in net unrealized appreciation                           11,480,413         412,143
============================================================================================
    Net increase in net assets resulting from operations          67,861,669      30,313,320
============================================================================================
Distributions to shareholders from net investment income:
  Series I                                                       (45,822,129)    (35,873,306)
--------------------------------------------------------------------------------------------
  Series II                                                         (650,568)       (608,462)
============================================================================================
    Decrease in net assets resulting from distributions          (46,472,697)    (36,481,768)
============================================================================================
Share transactions-net:
  Series I                                                       241,536,480     100,669,509
--------------------------------------------------------------------------------------------
  Series II                                                        2,208,083      (2,567,156)
============================================================================================
    Net increase in net assets resulting from share
     transactions                                                243,744,563      98,102,353
============================================================================================
    Net increase in net assets                                   265,133,535      91,933,905
============================================================================================

NET ASSETS:

  Beginning of year                                              923,621,344     831,687,439
============================================================================================
  End of year (including undistributed net investment income
    of $56,693,446 and $46,351,185, respectively)             $1,188,754,879    $923,621,344
____________________________________________________________________________________________
============================================================================================

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM V.I. Government Securities Fund

STATEMENT OF CASH FLOWS

For the year ended December 31, 2007

CASH PROVIDED BY (USED IN) OPERATING ACTIVITIES:

  Net increase in net assets resulting from operations          $  67,861,669
=============================================================================

ADJUSTMENTS TO RECONCILE NET INCREASE (DECREASE) IN NET
  ASSETS TO NET CASH PROVIDED BY (USED IN) OPERATIONS:

  Purchases of investment securities                             (880,609,599)
-----------------------------------------------------------------------------
  Proceeds from disposition of investment securities and
    principal payments                                            321,941,836
-----------------------------------------------------------------------------
  Amortization of premium and accretion of discount on
    investment securities                                             733,203
-----------------------------------------------------------------------------
  Realized gain (loss) on investment securities                       690,341
-----------------------------------------------------------------------------
  Change in unrealized appreciation on investment securities      (12,463,109)
-----------------------------------------------------------------------------
  Increase in variation margin receivable                          (1,856,063)
-----------------------------------------------------------------------------
  Decrease in receivables and other assets                            140,686
-----------------------------------------------------------------------------
  Increase in accrued expenses and other payables                     178,089
=============================================================================
    Net cash provided by (used in) operating activities          (503,382,947)
=============================================================================

CASH PROVIDED BY FINANCING ACTIVITIES:

  Net cash activity from dollar rolls                             259,006,443
-----------------------------------------------------------------------------
  Proceeds from shares of beneficial interest sold                283,555,645
-----------------------------------------------------------------------------
  Disbursements from shares of beneficial interest
    reacquired                                                    (86,923,174)
-----------------------------------------------------------------------------
  Decrease in amount due to custodian                              (2,612,666)
=============================================================================
    Net cash provided by financing activities                     453,026,248
=============================================================================
Net increase (decrease) in cash and cash equivalents              (50,356,699)
=============================================================================
Cash and cash equivalents at beginning of period                   96,350,746
=============================================================================
Cash and cash equivalents at end of period                      $  45,994,047
=============================================================================

NON-CASH FINANCING ACTIVITIES:

  Value of capital shares issued in reinvestment of
    dividends paid to shareholders                              $  46,472,697
_____________________________________________________________________________
=============================================================================

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM V.I. Government Securities Fund

NOTES TO FINANCIAL STATEMENTS

December 31, 2007

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM V.I. Government Securities Fund (the "Fund") is a series portfolio of AIM Variable Insurance Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of twenty separate portfolios, (each constituting a "Fund"). The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies ("variable products"). Matters affecting each Fund or class will be voted on exclusively by the shareholders of such Fund or class. Current Securities and Exchange Commission ("SEC") guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each Fund or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.

    The Fund's investment objective is a high level of current income consistent with reasonable concern for safety of principal.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy.

       Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations, including commercial paper, having 60 days or less to maturity are recorded at amortized cost which approximates value. Debt securities are subject to interest rate and credit risks. In addition, all debt securities involve some risk of default with respect to interest and/or principal payments.

       A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

       Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and may make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economical upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

       Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices.

       Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value.

       Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer's assets, general economic conditions, interest rates, investor perceptions and market liquidity.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Paydown gain and losses on mortgage and asset-backed securities are recorded as adjustments to interest income. Dividend income is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.

AIM V.I. Government Securities Fund


       The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds as received are included in the Statement of Operations as realized gain/loss for investments no longer held and as unrealized gain/loss for investments still held.

       Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain
     (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.

       The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. COUNTRY DETERMINATION -- For the purposes of making investment selection decisions and presentation in the Schedule of Investments, AIM may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer's securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America unless otherwise noted.

D. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid to separate accounts of participating insurance companies annually and recorded on ex-dividend date.

E. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund's taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

       The Fund files tax returns in the U.S. federal jurisdiction and certain other jurisdictions. Generally the Fund is subject to examinations by such taxing authorities for tax periods after 2003.

F. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.

G. ACCOUNTING ESTIMATES -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates.

H. INDEMNIFICATIONS -- Under the Trust's organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust's investment manager) is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I. RISKS INVOLVED IN INVESTING IN THE FUNDS -- The Funds may invest in obligations issued by agencies and instrumentalities of the U.S. government that may vary in the level of support they receive from the government. The government may choose not to provide financial support to government sponsored agencies or instrumentalities if it is not legally obligated to do so. In this case, if the issuer defaulted, the underlying fund holding securities of such issuer might not be able to recover its investment from the U.S. Government. Many securities purchased by the Fund are not guaranteed by the U.S. Government.

J. CASH AND CASH EQUIVALENTS -- For the purposes of the Statement of Cash Flows the Fund defines Cash and Cash Equivalents as cash (including foreign currency), money market funds and other investments held in lieu of cash and excludes investments made with cash collateral received.

K. DOLLAR ROLL AND FORWARD COMMITMENT TRANSACTIONS -- The Fund may engage in dollar roll and forward commitment transactions with respect to mortgage-backed securities issued by GNMA, FNMA and FHLMC. These transactions are often conducted on a to be announced ("TBA") basis. In a TBA mortgage-backed transaction, the seller does not specify the particular securities to be delivered. Rather, a Fund agrees to accept any security that meets specified terms, such as an agreed upon issuer, coupon rate and terms of the underlying mortgages. TBA mortgage-backed transactions generally settle once a month on a specific date.

       In a dollar roll transaction, the Fund sells a mortgage-backed security held in the Fund to a financial institution such as a bank or broker-dealer, and simultaneously agrees to purchase a substantially similar security (same type, coupon and maturity) from the institution at an agreed upon price and future date. The mortgage-backed securities to be purchased will bear the same coupon rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories. Based on the typical structure of dollar roll transactions by the Fund, the dollar roll transactions are accounted for as financing transactions in which the Fund receives compensation as either a "fee" or a "drop". "Fee" income which is agreed upon amongst the parties at the commencement of the dollar roll and the "drop" which is the difference between the selling price and the repurchase price of the mortgage-backed securities are amortized to income. During the period between the sale and purchase settlement dates, the Fund will not be entitled to receive interest and principal payments on securities purchased and not yet settled. Proceeds of the sale may be invested in short-

AIM V.I. Government Securities Fund

     term instruments, and the income from these investments, together with any additional fee income received on the sale, could generate income for the Fund exceeding the yield on the security sold. Dollar roll transactions are considered borrowings under the 1940 Act.

       Forward commitment transactions involve commitments by the Fund to acquire or sell TBA mortgage-backed securities from a financial institution, such as a bank or broker-dealer at a specified future date and amount. The TBA mortgage-backed security is marked to market until settlement and the unrealized appreciation or depreciation is recorded in the Statement of Operations.

       At the time the Fund enters into the dollar roll or forward commitment transaction, mortgage-backed securities or other liquid assets held by the Fund having a dollar value equal to the purchase price or in an amount sufficient to honor the forward commitment will be segregated.

       Dollar roll transactions involve the risk that the market value of the securities retained by the Fund may decline below the price of the securities that the Fund has sold but is obligated to purchase under the agreement. In the event that the buyer of securities in a dollar roll transaction files for bankruptcy or becomes insolvent, the Fund's use of the proceeds from the sale of the securities may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to purchase the securities. The return earned by the Fund with the proceeds of the dollar roll transaction may not exceed the return on the securities sold.

       Forward commitment transactions involve the risk that a counter-party to the transaction may fail to complete the transaction. If this occurs, the Fund may lose the opportunity to purchase or sell the security at the agreed upon price. Settlement dates of forward commitment transactions may be a month or more after entering into these transactions and as a result the market values of the securities may vary from the purchase or sale prices. Therefore, forward commitment transactions may increase the Fund's overall interest rate exposure.

L. REPURCHASE AGREEMENTS -- The Fund may enter into repurchase agreements. Collateral on repurchase agreements, including the Fund's pro-rata interest in joint repurchase agreements, is taken into possession by the Fund upon entering into the repurchase agreement. Eligible securities for collateral are securities consistent with the Fund's investment objectives and may consist of U.S. Government Securities, U.S. Government Agency Securities and/or, Investment Grade Debt Securities. Collateral consisting of U.S. Government Securities and U.S. Government Agency Securities is marked to market daily to ensure its market value is at least 102% of the sales price of the repurchase agreement. Collateral consisting of Investment Grade Debt Securities is marked to market daily to ensure its market value is at least 105% of the sales price of the repurchase agreement. The investments in some repurchase agreements, pursuant to procedures approved by the Board of Trustees, are through participation with other mutual funds, private accounts and certain non-registered investment companies managed by the investment advisor or its affiliates ("Joint repurchase agreements"). The principal amount of the repurchase agreement is equal to the value at period-end. If the seller of a repurchase agreement fails to repurchase the security in accordance with the terms of the agreement, the Fund might incur expenses in enforcing its rights, and could experience losses, including a decline in the value of the collateral and loss of income.

M. FOREIGN CURRENCY TRANSLATIONS -- Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (i) sales of foreign currencies, (ii) currency gains or losses realized between the trade and settlement dates on securities transactions, and (iii) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

       The Fund may invest in foreign securities which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Taxes are accrued based on the Fund's current interpretation of tax regulations and rates that exist in the foreign markets in which the Fund invests.

N. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. Fluctuations in the value of these contracts are recorded as unrealized appreciation (depreciation) until the contracts are closed. When these contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations. The Fund could be exposed to risk, which may be in excess of the amount reflected in the Statement of Assets and Liabilities, if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

O. FUTURES CONTRACTS -- The Fund may purchase or sell futures contracts. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities as collateral for the account of the broker (the Fund's agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contracts at the end of each day's trading. Variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund's basis in the contract. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.

AIM V.I. Government Securities Fund

P. COLLATERAL -- To the extent the Fund has pledged or segregated a security as collateral and that security is subsequently sold, it is the Fund's practice to replace such collateral no later than the next business day.

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM based on the annual rate of the Fund's average daily net assets as follows:

AVERAGE NET ASSETS                                            RATE
-------------------------------------------------------------------
First $250 million                                            0.50%
-------------------------------------------------------------------
Over $250 million                                             0.45%
 __________________________________________________________________
===================================================================


    AIM has contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual operating expenses (excluding certain items discussed below) of Series I shares to 0.73% and Series II shares to 0.98% of average daily net assets, through at least April 30, 2009. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the net annual operating expenses to exceed the numbers reflected above: (i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary items; (v) expenses related to a merger or reorganization, as approved by the Fund's Board of Trustees; and (vi) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, in addition to the expense reimbursement arrangement with Invesco Ltd. ("Invesco") described more fully below, the only expense offset arrangements from which the Fund may benefit are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. These credits are used to pay certain expenses incurred by the Fund.

    Further, effective July 1, 2007, AIM has contractually agreed, through at least April 30, 2009, to waive 100% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds. Prior to July 1, 2007, AIM had voluntarily agreed to waive 25% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds.

    For the year ended December 31, 2007, AIM waived advisory fees of $322,082.

    At the request of the Trustees of the Trust, Invesco agreed to reimburse expenses incurred by the Fund in connection with market timing matters in the AIM Funds, which may include legal, audit, shareholder reporting, communications and trustee expenses. For the year ended December 31, 2007, Invesco did not reimburse any expenses.

    The Trust has entered into a master administrative services agreement with AIM pursuant to which the Fund has agreed to pay AIM a fee for costs incurred in providing accounting services and fund administrative services to the Fund and to reimburse AIM for administrative services fees paid to insurance companies that have agreed to provide services to the participants of separate accounts. These administrative services provided by the insurance companies may include, among other things: the printing of prospectuses, financial reports and proxy statements and the delivery of the same to existing participants; the maintenance of master accounts; the facilitation of purchases and redemptions requested by the participants; and the servicing of participants' accounts. Pursuant to such agreement, for the year ended December 31, 2007, AIM was paid $253,161 for accounting and fund administrative services and reimbursed $2,603,426 for services provided by insurance companies.

    The Trust has entered into a transfer agency and service agreement with AIM Investment Services, Inc. ("AIS") pursuant to which the Fund has agreed to pay AIS a fee for providing transfer agency and shareholder services to the Fund and reimburse AIS for certain expenses incurred by AIS in the course of providing such services. For the year ended December 31, 2007, expenses incurred under the agreement are shown in the Statement of Operations as transfer agent fees.

    The Trust has entered into a master distribution agreement with A I M Distributors, Inc. ("ADI") to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Series II shares (the "Plan"). The Fund, pursuant to the Plan, pays ADI compensation at the annual rate of 0.25% of the Fund's average daily net assets of Series II shares. Of the Plan payments, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. For the year ended December 31, 2007, expenses incurred under the Plan are detailed in the Statement of Operations as distribution fees.

    Certain officers and trustees of the Trust are officers and directors of AIM, AIS and/or ADI.

NOTE 3--INVESTMENTS IN AFFILIATES

The Fund is permitted, pursuant to procedures approved by the Board of Trustees, to invest daily available cash balances in affiliated money market funds. The Fund and the money market funds below have the same investment advisor and therefore, are considered to be affiliated. The table below shows the transactions in and earnings from investments in affiliated money market funds for the year ended December 31, 2007. During the period each investment maintained a $1.00 net asset value, as such there is no realized gain/(loss) and no change in unrealized appreciation/(depreciation).

                     VALUE          PURCHASES          PROCEEDS            VALUE        DIVIDEND
FUND               12/31/06          AT COST          FROM SALES         12/31/07        INCOME
-------------------------------------------------------------------------------------------------
Government &
  Agency
  Portfolio-Institutional
  Class           $96,350,746         $   --         $(96,350,746)        $   --         $28,871
_________________________________________________________________________________________________
=================================================================================================

AIM V.I. Government Securities Fund

NOTE 4--EXPENSE OFFSET ARRANGEMENT

The expense offset arrangement is comprised of custodian credits which result from periodic overnight cash balances at the custodian. For the year ended December 31, 2007, the Fund received credits from this arrangement, which resulted in the reduction of the Fund's total expenses of $6,195.

NOTE 5--TRUSTEES' AND OFFICER'S FEES AND BENEFITS

"Trustees' and Officer's Fees and Benefits" include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and "Trustees' and Officer's Fees and Benefits" also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. "Trustees' and Officer's Fees and Benefits" include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

    During the year ended December 31, 2007, the Fund paid legal fees of $6,519 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 6--BORROWINGS

Pursuant to an exemptive order from the Securities and Exchange Commission, the Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. A loan will be secured by collateral if the Fund's aggregate borrowings from all sources exceeds 10% of the Fund's total assets. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan.

    The Fund is a party to an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000, or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM, which are parties to the credit facility, can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan.

    During the year ended December 31, 2007, the Fund did not borrow or lend under the interfund lending facility or borrow under the uncommitted unsecured revolving credit facility.

    Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and AIM, not to exceed the contractually agreed upon rate.

NOTE 7--FUTURES CONTRACTS

On December 31, 2007, $5,571,000 principal amount of U.S. Treasury and U.S. Government obligations were pledged as collateral to cover margin requirements for open futures contracts.

                                           OPEN FUTURES CONTRACTS AT PERIOD END
--------------------------------------------------------------------------------------------------------------------------
                                                                                                              UNREALIZED
                                                              NUMBER OF       MONTH/           VALUE         APPRECIATION
CONTRACT                                                      CONTRACTS     COMMITMENT       12/31/07       (DEPRECIATION)
--------------------------------------------------------------------------------------------------------------------------
U.S. Treasury 2 Year Notes                                        182      Mar.-08/Long    $ 38,265,500      $   130,403
--------------------------------------------------------------------------------------------------------------------------
U.S. Treasury 5 Year Notes                                        867      Mar.-08/Long      95,613,844          442,206
--------------------------------------------------------------------------------------------------------------------------
U.S. Treasury 10 Year Notes                                     1,115      Mar.-08/Long     126,430,547        1,033,319
--------------------------------------------------------------------------------------------------------------------------
U.S. Treasury 30 Year Bonds                                     1,580      Mar.-08/Long     183,872,500       (1,427,071)
==========================================================================================================================
                                                                                           $444,182,391      $   178,857
__________________________________________________________________________________________________________________________
==========================================================================================================================

AIM V.I. Government Securities Fund

NOTE 8--OPEN FORWARD COMMITMENT -- SALES

                                                               PRINCIPAL         VALUE
CONTRACT                                                        AMOUNT         12/31/07
------------------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp. (FHLMC)
Pass Through Ctfs., TBA
  6.5%, 01/01/38                                              $13,000,000    $ 13,363,587
------------------------------------------------------------------------------------------
Federal National Mortgage Association (FNMA)
Pass Through Ctfs., TBA
  6.0%, 01/01/28                                               62,000,000      63,443,438
------------------------------------------------------------------------------------------
  6.5%, 01/01/38                                               25,000,000      25,699,207
------------------------------------------------------------------------------------------
Government National Mortgage Association (GNMA)
Pass Through Ctfs., TBA
  6.5%, 01/01/38                                               22,000,000      22,718,438
==========================================================================================
                                                                             $125,224,670
__________________________________________________________________________________________
==========================================================================================

NOTE 9--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS

DISTRIBUTIONS TO SHAREHOLDERS:

The tax character of distributions paid during the years ended December 31, 2007 and 2006 was as follows:

                                                                 2007           2006
----------------------------------------------------------------------------------------
Distributions paid from Ordinary income                       $46,472,697    $36,481,768
________________________________________________________________________________________
========================================================================================


TAX COMPONENTS OF NET ASSETS:

As of December 31, 2007, the components of net assets on a tax basis were as follows:

                                                                     2007
------------------------------------------------------------------------------
Undistributed ordinary income                                   $   56,793,085
------------------------------------------------------------------------------
Net unrealized appreciation -- investments                           5,698,483
------------------------------------------------------------------------------
Temporary book/tax differences                                         (99,639)
------------------------------------------------------------------------------
Capital loss carryforward                                          (54,493,981)
------------------------------------------------------------------------------
Shares of beneficial interest                                    1,180,856,931
==============================================================================
  Total net assets                                              $1,188,754,879
______________________________________________________________________________
==============================================================================


    The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's net unrealized appreciation difference is attributable primarily to losses on wash sales and the realization for tax purposes of gains on certain futures contracts. The tax-basis net unrealized appreciation on investments amount includes appreciation (depreciation) on forward commitments of $(154,500).

    The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

    Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

    The Fund has a capital loss carryforward as of December 31, 2007 which expires as follows:

                                                                CAPITAL LOSS
EXPIRATION                                                      CARRYFORWARD*
-----------------------------------------------------------------------------
December 31, 2011                                                $11,708,442
-----------------------------------------------------------------------------
December 31, 2012                                                  7,926,972
-----------------------------------------------------------------------------
December 31, 2013                                                 12,902,211
-----------------------------------------------------------------------------
December 31, 2014                                                 17,860,899
-----------------------------------------------------------------------------
December 31, 2015                                                  4,095,457
=============================================================================
Total capital loss carryforward                                  $54,493,981
_____________________________________________________________________________
=============================================================================

* Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

AIM V.I. Government Securities Fund

NOTE 10--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended December 31, 2007 was $997,580,710 and $972,282,675, respectively. During the same period, purchases and sales of U.S. Treasury obligations were $0 and $50,000,000.

UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENT SECURITIES ON A TAX BASIS
-------------------------------------------------------------------------------
Aggregate unrealized appreciation of investment securities         $ 7,152,580
-------------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities        (1,299,597)
===============================================================================
Net unrealized appreciation of investment securities               $ 5,852,983
_______________________________________________________________________________
===============================================================================
Cost of investments for tax purposes is $828,272,537.

NOTE 11--RECLASSIFICATION OF PERMANENT DIFFERENCES

Primarily as a result of differing book/tax treatment of paydowns on mortgage-backed securities and dollar rolls, on December 31, 2007, undistributed net investment income was increased by $4,720,122, undistributed net realized gain (loss) was decreased by $4,720,122. This reclassification had no effect on the net assets of the Fund.

NOTE 12--SHARE INFORMATION

                                              CHANGES IN SHARES OUTSTANDING
--------------------------------------------------------------------------------------------------------------------------
                                                                      YEAR ENDED                      YEAR ENDED
                                                                 DECEMBER 31, 2007(A)              DECEMBER 31,2006
                                                              ---------------------------    -----------------------------
                                                                SHARES          AMOUNT          SHARES          AMOUNT
--------------------------------------------------------------------------------------------------------------------------
Sold:
  Series I                                                     23,152,709    $278,908,747      14,050,842    $ 167,801,734
--------------------------------------------------------------------------------------------------------------------------
  Series II                                                       442,120       5,311,096         165,527        1,967,287
==========================================================================================================================
Issued as reinvestment of dividends:
  Series I                                                      3,834,488      45,822,129       3,040,111       35,873,306
--------------------------------------------------------------------------------------------------------------------------
  Series II                                                        54,716         650,568          51,828          608,462
==========================================================================================================================
Reacquired:
  Series I                                                     (6,854,490)    (83,194,396)     (8,636,109)    (103,005,531)
--------------------------------------------------------------------------------------------------------------------------
  Series II                                                      (313,409)     (3,753,581)       (432,546)      (5,142,905)
==========================================================================================================================
                                                               20,316,134    $243,744,563       8,239,653    $  98,102,353
__________________________________________________________________________________________________________________________
==========================================================================================================================

(a) There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate they own 92% of the outstanding shares of the Fund. The Fund and the Fund's principal underwriter or advisor, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, AIM and/or AIM affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, AIM and or AIM affiliates including but not limited to services such as, securities brokerage, third party record keeping and account servicing and administrative services. The Trust has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

NOTE 13--SIGNIFICANT EVENT

At a meeting held on December 13, 2007, the Board of Trustees of Trust approved certain proposals to be presented for shareholder approval at a special meeting of the shareholders of the Trust intended to be held on February 29, 2008 (the "Special Meeting"). At the Special Meeting, shareholders of record as of the close of business on November 30, 2007, are entitled to vote their respective shares on proposals that including, among others, the following proposal(s):

    New proposed sub-advisory agreement between A I M Advisors, Inc. ("AIM") and each of AIM Funds Management Inc., Invesco Asset Management Deutschland, GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Global Asset Management (N.A.), Inc., Invesco Hong Kong Limited, Invesco Institutional (N.A.), Inc. and Invesco Senior Secured Management, Inc. (collectively, the "Affiliated Sub-Advisers") (the "New Sub-advisory Arrangements"). This proposal is intended to benefit the Fund and its shareholders by permitting AIM to utilize the additional resources and talent of these affiliated sub-advisers in managing the Fund. Because AIM would pay all of the sub-advisory fees of the sub-advisers, the new sub-advisory arrangements would not affect the fees the Fund pays pursuant to the advisory agreement. If approved by shareholders, the New Sub-advisory Arrangements are expected to become effective on or about May 1, 2008.

AIM V.I. Government Securities Fund

NOTE 14--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                        SERIES I
                                                              -------------------------------------------------------------
                                                                                 YEAR ENDED DECEMBER 31,
                                                              -------------------------------------------------------------
                                                                 2007            2006        2005        2004        2003
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $    11.80       $  11.87    $  12.07    $  12.23    $  12.40
---------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income(a)                                          0.59           0.55        0.45        0.40        0.36
---------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                     0.16          (0.13)      (0.25)      (0.09)      (0.23)
===========================================================================================================================
    Total from investment operations                                0.75           0.42        0.20        0.31        0.13
===========================================================================================================================
Less distributions:
  Dividends from net investment income                             (0.49)         (0.49)      (0.40)      (0.47)      (0.30)
---------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                               --             --          --          --       (0.00)
===========================================================================================================================
    Total distributions                                            (0.49)         (0.49)      (0.40)      (0.47)      (0.30)
===========================================================================================================================
Net asset value, end of period                                $    12.06       $  11.80    $  11.87    $  12.07    $  12.23
___________________________________________________________________________________________________________________________
===========================================================================================================================
Total return(b)                                                     6.43%          3.55%       1.66%       2.56%       1.07%
___________________________________________________________________________________________________________________________
===========================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $1,169,985       $907,403    $812,824    $652,226    $526,482
___________________________________________________________________________________________________________________________
===========================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                    0.73%(c)       0.71%       0.85%       0.87%       0.76%
---------------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements                 0.76%(c)       0.77%       0.88%       0.87%       0.76%
===========================================================================================================================
Ratio of net investment income to average net assets                4.93%(c)       4.62%       3.68%       3.20%       2.93%
___________________________________________________________________________________________________________________________
===========================================================================================================================
Portfolio turnover rate                                              106%            89%        174%         95%        265%
___________________________________________________________________________________________________________________________
===========================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.
(c)  Ratios are based on average daily net assets of $1,040,988,772.

                                                                                     SERIES II
                                                              --------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------
                                                               2007          2006        2005        2004       2003
----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $ 11.74       $ 11.81     $ 12.01     $ 12.17    $ 12.35
----------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income(a)                                       0.56          0.52        0.41        0.36       0.33
----------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                  0.15         (0.13)      (0.24)      (0.08)     (0.22)
======================================================================================================================
    Total from investment operations                             0.71          0.39        0.17        0.28       0.11
======================================================================================================================
Less distributions:
  Dividends from net investment income                          (0.46)        (0.46)      (0.37)      (0.44)     (0.29)
----------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                            --            --          --          --      (0.00)
======================================================================================================================
    Total distributions                                         (0.46)        (0.46)      (0.37)      (0.44)     (0.29)
======================================================================================================================
Net asset value, end of period                                $ 11.99       $ 11.74     $ 11.81     $ 12.01    $ 12.17
______________________________________________________________________________________________________________________
======================================================================================================================
Total return(b)                                                  6.11%         3.28%       1.41%       2.27%      0.93%
______________________________________________________________________________________________________________________
======================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $18,770       $16,218     $18,863     $17,728    $22,325
______________________________________________________________________________________________________________________
======================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                 0.98%(c)      0.96%       1.10%       1.12%      1.01%
----------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements              1.01%(c)      1.02%       1.13%       1.12%      1.01%
======================================================================================================================
Ratio of net investment income to average net assets             4.68%(c)      4.37%       3.43%       2.95%      2.68%
______________________________________________________________________________________________________________________
======================================================================================================================
Portfolio turnover rate                                           106%           89%        174%         95%       265%
______________________________________________________________________________________________________________________
======================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.
(c)  Ratios are based on average daily net assets of $16,231,094.

AIM V.I. Government Securities Fund


NOTE 15--LEGAL PROCEEDINGS

Terms used in the Legal Proceedings Note are defined terms solely for the purpose of this note.


PENDING LITIGATION AND REGULATORY INQUIRIES


On August 30, 2005, the West Virginia Office of the State Auditor -- Securities Commission ("WVASC") issued a Summary Order to Cease and Desist and Notice of Right to Hearing to A I M Advisors, Inc. ("AIM") and A I M Distributors, Inc. ("ADI") (Order No. 05-1318). The WVASC makes findings of fact that AIM and ADI entered into certain arrangements permitting market timing of the AIM Funds and failed to disclose these arrangements in the prospectuses for such Funds, and conclusions of law to the effect that AIM and ADI violated the West Virginia securities laws. The WVASC orders AIM and ADI to cease any further violations and seeks to impose monetary sanctions, including restitution to affected investors, disgorgement of fees, reimbursement of investigatory, administrative and legal costs and an "administrative assessment," to be determined by the Commissioner. Initial research indicates that these damages could be limited or capped by statute. By agreement with the Commissioner of Securities, AIM's time to respond to that Order has been indefinitely suspended.

    Civil lawsuits, including purported class action and shareholder derivative suits, have been filed against certain of the AIM Funds, Invesco Funds Group, Inc. ("IFG") (the former investment advisor to certain AIM Funds), AIM, ADI and/or related entities and individuals, depending on the lawsuit, alleging:

    - that the defendants permitted improper market timing and related activity in the AIM Funds; and

    - that certain AIM Funds inadequately employed fair value pricing.

    These lawsuits allege as theories of recovery, depending on the lawsuit, violations of various provisions of the Federal and state securities laws and ERISA, negligence, breach of fiduciary duty and/or breach of contract. These lawsuits seek remedies that include, depending on the lawsuit, damages, restitution, injunctive relief, imposition of a constructive trust, removal of certain directors and/or employees, various corrective measures under ERISA, rescission of certain AIM Funds' advisory agreements and/or distribution plans and recovery of all fees paid.

    All lawsuits based on allegations of market timing, late trading and related issues have been transferred to the United States District Court for the District of Maryland (the "MDL Court"). Pursuant to an Order of the MDL Court, plaintiffs in these lawsuits consolidated their claims for pre-trial purposes into three amended complaints against various AIM- and IFG-related parties: (i) a Consolidated Amended Class Action Complaint purportedly brought on behalf of shareholders of the AIM Funds; (ii) a Consolidated Amended Fund Derivative Complaint purportedly brought on behalf of the AIM Funds and fund registrants; and (iii) an Amended Class Action Complaint for Violations of the Employee Retirement Income Securities Act ("ERISA") purportedly brought on behalf of participants in Invesco Ltd. ("Invesco") 401(k) plan. Based on orders issued by the MDL Court, all claims asserted against the AIM Funds that have been transferred to the MDL Court have been dismissed, although certain Funds remain nominal defendants in the Consolidated Amended Fund Derivative Complaint. On September 15, 2006, the MDL Court granted the Invesco defendants' motion to dismiss the Amended Class Action Complaint for Violations of ERISA and dismissed such Complaint. The plaintiff has commenced an appeal from that decision.

    IFG, AIM, ADI and/or related entities and individuals have received inquiries from numerous regulators in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, among others, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to
Section 529 college savings plans and procedures for locating lost security holders. IFG, AIM and ADI have advised the Fund that they are providing full cooperation with respect to these inquiries. Regulatory actions and/or additional civil lawsuits related to these or other issues may be filed against the AIM Funds, IFG, AIM and/or related entities and individuals in the future.

    At the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the outcome of the Pending Litigation and Regulatory Inquiries described above may have on AIM, ADI or the Fund.

AIM V.I. Government Securities Fund

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of AIM Variable Insurance Funds and Shareholders of AIM V. I. Government Securities Fund:



In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations, changes in net assets, cash flows and the financial highlights present fairly, in all material respects, the financial position of AIM V.I. Government Securities Fund (one of the funds constituting AIM Variable Insurance Funds, hereafter referred to as the "Fund") at December 31, 2007, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights for each of the periods ended on or before December 31, 2004 were audited by another independent registered public accounting firm whose report dated February 4, 2005 expressed an unqualified opinion on those financial highlights.

PRICEWATERHOUSECOOPERS LLP

February 12, 2008
Houston, Texas

AIM V.I. Government Securities Fund

CALCULATING YOUR ONGOING FUND EXPENSES

EXAMPLE

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service fees (12b-1); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2007, through December 31, 2007.

The actual and hypothetical expenses in the examples below do not represent the effect of any fees or other expenses assessed in connection with a variable product; if they did, the expenses shown would be higher while the ending account values shown would be lower.

ACTUAL EXPENSES

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return.

    The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

    Please note that the expenses shown in the table are meant to highlight your ongoing costs. Therefore, the hypothetical information is useful in comparing ongoing costs, and will not help you determine the relative total costs of owning different funds.

                                                                                           HYPOTHETICAL
                                                                                     (5% ANNUAL RETURN BEFORE
                                                          ACTUAL                            EXPENSES)
                             BEGINNING           ENDING           EXPENSES           ENDING           EXPENSES        ANNUALIZED
                           ACCOUNT VALUE      ACCOUNT VALUE      PAID DURING      ACCOUNT VALUE      PAID DURING       EXPENSE
        CLASS               (07/01/07)        (12/31/07)(1)       PERIOD(2)        (12/31/07)         PERIOD(2)         RATIO
      Series I               $1,000.00          $1,050.90           $3.77           $1,021.53           $3.72            0.73%
      Series II               1,000.00           1,049.40            5.06            1,020.27            4.99            0.98

(1) The actual ending account value is based on the actual total return of the Fund for the period July 1, 2007, through December 31, 2007, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund's expense ratio and a hypothetical annual return of 5% before expenses.
(2) Expenses are equal to the Fund's annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

AIM V.I. Government Securities Fund

TAX INFORMATION

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

    The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state's requirement.

    The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended December 31, 2007:

       FEDERAL AND STATE INCOME TAX

         Corporate Dividends Received Deduction*                         0%
         U.S. Treasury Obligations*                                   0.61%

       * The above percentages are based on ordinary income dividends paid to shareholders during the Fund's fiscal year.

AIM V.I. Government Securities Fund

TRUSTEES AND OFFICERS

The address of each trustee and officer of AIM Variable Insurance Funds (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. Each trustee oversees 104 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

                                                                                       OTHER
                                  TRUSTEE                                              TRUSTEESHIP(S)/
NAME, YEAR OF BIRTH AND           AND/OR                                               DIRECTORSHIP(S)
POSITION(S) HELD WITH THE         OFFICER    PRINCIPAL OCCUPATION(S)                   HELD BY
TRUST                             SINCE      DURING PAST 5 YEARS                       TRUSTEE/ DIRECTOR
-------------------------------------------------------------------------------------------------------------------------
 Interested Persons
-------------------------------------------------------------------------------------------------------------------------

   Martin L. Flanagan(1) -- 1960  2007       Director, Chief Executive Officer and     None
   Trustee                                   President, Invesco Ltd. (ultimate parent
                                             of AIM and a global investment
                                             management firm) and, Invesco Holding
                                             Company (parent of AIM and a global
                                             investment management firm); Chairman,
                                             A I M Advisors, Inc. (registered
                                             investment advisor); Director, Chairman,
                                             Chief Executive Officer and President,
                                             IVZ Inc. (holding company); and INVESCO
                                             North American Holdings, Inc. (holding
                                             company); Chairman and President,
                                             INVESCO Group Services, Inc. (service
                                             provider); Trustee, The AIM Family of
                                             Funds(R); Vice Chairman, Investment
                                             Company Institute; and Member of
                                             Executive Board, SMU Cox School of
                                             Business

                                             Formerly: Chairman, Investment Company
                                             Institute; President, Co-Chief Executive
                                             Officer, Co-President, Chief Operating
                                             Officer and Chief Financial Officer,
                                             Franklin Resources, Inc. (global
                                             investment management organization)
-------------------------------------------------------------------------------------------------------------------------

   Philip A. Taylor(2) -- 1954    2006       Director, Chief Executive Officer and     None
   Trustee, President and                    President, AIM Mutual Fund Dealer Inc.
   Principal                                 (registered broker dealer), A I M
   Executive Officer                         Advisors, Inc., AIM Funds Management
                                             Inc. d/b/a INVESCO Enterprise Services
                                             (registered investment advisor and
                                             registered transfer agent), AIM Trimark
                                             Corporate Class Inc. (formerly AIM
                                             Trimark Global Fund Inc.) (corporate
                                             mutual fund company) and AIM Trimark
                                             Canada Fund Inc. (corporate mutual fund
                                             company), and 1371 Preferred Inc.
                                             (holding company); Director, Chairman,
                                             Chief Executive Officer and President,
                                             A I M Management Group Inc. (financial
                                             services holding company) and A I M
                                             Capital Management, Inc. (registered
                                             investment advisor); Director and
                                             President, INVESCO Funds Group, Inc.
                                             (registered investment advisor and
                                             register transfer agent) and AIM GP
                                             Canada Inc. (general partner for a
                                             limited partnership); Director, A I M
                                             Distributors, Inc. (registered broker
                                             dealer); Director and Chairman, AIM
                                             Investment Services, Inc. (registered
                                             transfer agent) and INVESCO
                                             Distributors, Inc. (registered broker
                                             dealer); Director, President and
                                             Chairman, IVZ Callco Inc. (holding
                                             company), INVESCO Inc. (holding company)
                                             and AIM Canada Holdings Inc. (holding
                                             company); Trustee, President and
                                             Principal Executive Officer of The AIM
                                             Family of Funds--Registered Trademark--
                                             (other than AIM Treasurer's Series
                                             Trust, Short-Term Investments Trust and
                                             Tax-Free Investments Trust); Trustee and
                                             Executive Vice President, The AIM Family
                                             of Funds--Registered Trademark-- (AIM
                                             Treasurer's Series Trust, Short-Term
                                             Investments Trust and Tax-Free
                                             Investments Trust only); and Manager,
                                             PowerShares Capital Management LLC

                                             Formerly: Director and Chairman, Fund
                                             Management Company (registered broker
                                             dealer); President and Principal
                                             Executive Officer, The AIM Family of
                                             Funds--Registered Trademark-- (AIM
                                             Treasurer's Series Trust, Short-Term
                                             Investments Trust and Tax-Free
                                             Investments Trust only); Chairman, AIM
                                             Canada Holdings, Inc.; President, AIM
                                             Trimark Global Fund Inc. and AIM Trimark
                                             Canada Fund Inc.; and Director, Trimark
                                             Trust (federally regulated Canadian
                                             Trust Company)
-------------------------------------------------------------------------------------------------------------------------
 Independent Trustees
-------------------------------------------------------------------------------------------------------------------------

   Bruce L. Crockett -- 1944      1993       Chairman, Crockett Technology Associates  ACE Limited (insurance company);
   Trustee and Chair                         (technology consulting company)           and Captaris, Inc. (unified
                                                                                       messaging provider)
-------------------------------------------------------------------------------------------------------------------------

   Bob R. Baker -- 1936           2004       Retired                                   None
   Trustee
-------------------------------------------------------------------------------------------------------------------------

   Frank S. Bayley -- 1939        2001       Retired                                   None
   Trustee
                                             Formerly: Partner, law firm of Baker &
                                             McKenzie and Director, Badgley Funds,
                                             Inc. (registered investment company) (2
                                             portfolios)
-------------------------------------------------------------------------------------------------------------------------

   James T. Bunch -- 1942         2004       Founder, Green, Manning & Bunch Ltd.,     None
   Trustee                                   (investment banking firm)
                                             Formerly: Director, Policy Studies, Inc.
                                             and Van Gilder Insurance Corporation
-------------------------------------------------------------------------------------------------------------------------

   Albert R. Dowden -- 1941       2000       Director of a number of public and        None
   Trustee                                   private business corporations, including
                                             the Boss Group Ltd. (private investment
                                             and management); Reich & Tang Funds
                                             (Chairman) (registered investment
                                             company) (7 portfolios), Daily Income
                                             Fund (4 portfolios), California Daily
                                             Tax Free Income Fund, Inc., Connecticut
                                             Daily Tax Free Income Fund, Inc. and New
                                             Jersey Daily Municipal Fund, Inc.,
                                             Annuity and Life Re (Holdings), Ltd.
                                             (insurance company), and Homeowners of
                                             America Holding Corporation (property
                                             casualty company)

                                             Formerly: Director, CompuDyne
                                             Corporation (provider of product and
                                             services to the public security market);
                                             Director, President and Chief Executive
                                             Officer, Volvo Group North America,
                                             Inc.; Senior Vice President, AB Volvo;
                                             Director of various affiliated Volvo
                                             companies; and Director, Magellan
                                             Insurance Company
-------------------------------------------------------------------------------------------------------------------------

   Jack M. Fields -- 1952         1997       Chief Executive Officer, Twenty First     Administaff
   Trustee                                   Century Group, Inc. (government affairs
                                             company); and Owner and Chief Executive
                                             Officer, Dos Angelos Ranch, L.P.
                                             (cattle, hunting, corporate
                                             entertainment)
                                             Formerly: Chief Executive Officer,
                                             Texana Timber LP (sustainable forestry
                                             company), and Discovery Global Education
                                             Fund (non-profit)

-------------------------------------------------------------------------------------------------------------------------

   Carl Frischling -- 1937        1993       Partner, law firm of Kramer Levin         Director, Reich & Tang Funds) (15
   Trustee                                   Naftalis and Frankel LLP                  portfolios)
-------------------------------------------------------------------------------------------------------------------------

   Prema Mathai-Davis -- 1950     1998       Formerly: Chief Executive Officer, YWCA   None
   Trustee                                   of the USA
-------------------------------------------------------------------------------------------------------------------------

   Lewis F. Pennock -- 1942       1993       Partner, law firm of Pennock & Cooper     None
   Trustee
-------------------------------------------------------------------------------------------------------------------------

   Larry Soll -- 1942             2004       Retired                                   None
   Trustee
-------------------------------------------------------------------------------------------------------------------------

   Raymond Stickel, Jr. -- 1944   2005       Retired                                   None
   Trustee                                   Formerly: Partner, Deloitte & Touche;
                                             and Director, Mainstay VP Series Funds,
                                             Inc. (25 portfolios)
-------------------------------------------------------------------------------------------------------------------------

(1) Mr. Flanagan was appointed as Trustee of the Trust on February 24, 2007. Mr. Flanagan is considered an interested person of the Trust because he is an officer of the advisor to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the advisor to the Trust.
(2) Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.

AIM V.I. Government Securities Fund

                                                                                       OTHER
                                  TRUSTEE                                              TRUSTEESHIP(S)/
NAME, YEAR OF BIRTH AND           AND/OR                                               DIRECTORSHIP(S)
POSITION(S) HELD WITH THE         OFFICER    PRINCIPAL OCCUPATION(S)                   HELD BY TRUSTEE/
TRUST                             SINCE      DURING PAST 5 YEARS                       DIRECTOR
-------------------------------------------------------------------------------------------------------------------------
 Other Officers
-------------------------------------------------------------------------------------------------------------------------

   Russell C. Burk -- 1958        2005       Senior Vice President and Senior Officer  N/A
   Senior Vice President and                 of The AIM Family of Funds--Registered
   Senior Officer                            Trademark--
                                             Formerly: Director of Compliance and
                                             Assistant General Counsel, ICON
                                             Advisers, Inc.; Financial Consultant,
                                             Merrill Lynch; General Counsel and
                                             Director of Compliance, ALPS Mutual
                                             Funds, Inc.
-------------------------------------------------------------------------------------------------------------------------

   John M. Zerr -- 1962           2006       Director, Senior Vice President,          N/A
   Senior Vice President, Chief              Secretary and General Counsel, A I M
   Legal Officer and Secretary               Management Group Inc., A I M Advisors,
                                             Inc. and A I M Capital Management, Inc.;
                                             Director, Vice President and Secretary,
                                             AIM Investment Services, Inc. and
                                             INVESCO Distributors, Inc.; Director,
                                             Senior Vice President and Secretary,
                                             A I M Distributors, Inc.; Director and
                                             Vice President, INVESCO Funds Group
                                             Inc.; Senior Vice President, Chief Legal
                                             Officer and Secretary of The AIM Family
                                             of Funds--Registered Trademark--; and
                                             Manager, PowerShares Capital Management
                                             LLC

                                             Formerly: Director, Vice President and
                                             Secretary, Fund Management Company; Vice
                                             President, A I M Capital Management,
                                             Inc.; Chief Operating Officer, Senior
                                             Vice President, General Counsel and
                                             Secretary, Liberty Ridge Capital, Inc.
                                             (an investment adviser); Vice President
                                             and Secretary, PBHG Funds (an investment
                                             company); Vice President and Secretary,
                                             PBHG Insurance Series Fund (an
                                             investment company); General Counsel and
                                             Secretary, Pilgrim Baxter Value
                                             Investors (an investment adviser); Chief
                                             Operating Officer, General Counsel and
                                             Secretary, Old Mutual Investment
                                             Partners (a broker-dealer); General
                                             Counsel and Secretary, Old Mutual Fund
                                             Services (an administrator); General
                                             Counsel and Secretary, Old Mutual
                                             Shareholder Services (a shareholder
                                             servicing center); Executive Vice
                                             President, General Counsel and
                                             Secretary, Old Mutual Capital, Inc. (an
                                             investment adviser); and Vice President
                                             and Secretary, Old Mutual Advisors Funds
                                             (an investment company)
-------------------------------------------------------------------------------------------------------------------------

   Lisa O. Brinkley -- 1959       2004       Global Compliance Director, Invesco       N/A
   Vice President                            Ltd.; and Vice President of The AIM
                                             Family of Funds--Registered Trademark--

                                             Formerly: Senior Vice President, A I M
                                             Management Group Inc. (financial
                                             services holding company); Senior Vice
                                             President and Chief Compliance Officer,
                                             A I M Advisors, Inc. and The AIM Family
                                             of Funds--Registered Trademark--; Vice
                                             President and Chief Compliance Officer,
                                             A I M Capital Management, Inc. and A I M
                                             Distributors, Inc.; Vice President, AIM
                                             Investment Services, Inc. and Fund
                                             Management Company; Senior Vice
                                             President and Chief Compliance Officer
                                             of The AIM Family of Funds--Registered
                                             Trademark--; and Senior Vice President
                                             and Compliance Director, Delaware
                                             Investments Family of Funds
-------------------------------------------------------------------------------------------------------------------------

   Kevin M. Carome -- 1956        2003       General Counsel, Secretary and Senior
   Vice President                            Managing Director, Invesco Ltd.;
                                             Director and Secretary, Invesco Holding
                                             Company Limited, IVZ, Inc. and INVESCO
                                             Group Services, Inc.; Director, INVESCO
                                             Funds Group, Inc.; Secretary, INVESCO
                                             North American Holdings, Inc.; and Vice
                                             President of The AIM Family of
                                             Funds--Registered Trademark--

                                             Formerly: Senior Managing Director,       N/A
                                             Invesco Holding Company Limited;
                                             Director, Senior Vice President,
                                             Secretary and General Counsel, A I M
                                             Management Group Inc. and A I M
                                             Advisors, Inc.; Senior Vice President,
                                             A I M Distributors, Inc.; Director,
                                             General Counsel and Vice President, Fund
                                             Management Company; Vice President,
                                             A I M Capital Management, Inc. and AIM
                                             Investment Services, Inc.; Senior Vice
                                             President, Chief Legal Officer and
                                             Secretary of The AIM Family of
                                             Funds--Registered Trademark--; Director
                                             and Vice President, INVESCO
                                             Distributors, Inc.; Chief Executive
                                             Officer and President, INVESCO Funds
                                             Group, Inc.; and Senior Vice President
                                             and General Counsel, Liberty Financial
                                             Companies, Inc.
-------------------------------------------------------------------------------------------------------------------------

   Sidney M. Dilgren -- 1961      2004       Vice President, A I M Advisors, Inc. and  N/A
   Vice President, Principal                 A I M Capital Management, Inc.; and Vice
   Financial Officer and                     President, Treasurer and Principal
   Treasurer                                 Financial Officer of The AIM Family of
                                             Funds--Registered Trademark--

                                             Formerly: Fund Treasurer, A I M
                                             Advisors, Inc.; Senior Vice President,
                                             AIM Investment Services, Inc.; and Vice
                                             President, A I M Distributors, Inc.
-------------------------------------------------------------------------------------------------------------------------

   Karen Dunn Kelley -- 1960      2004       Head of Invesco's World Wide Fixed        N/A
   Vice President                            Income and Cash Management Group;
                                             Director of Cash Management and Senior
                                             Vice President, A I M Advisors, Inc. and
                                             A I M Capital Management, Inc; Executive
                                             Vice President, A I M Distributors,
                                             Inc.; Senior Vice President, A I M
                                             Management Group Inc.; Vice President,
                                             The AIM Family of Funds--Registered
                                             Trademark-- (other than AIM Treasurer's
                                             Series Trust, Short-Term Investments
                                             Trust and Tax-Free Investments Trust);
                                             and President and Principal Executive
                                             Officer, The AIM Family of
                                             Funds--Registered Trademark-- (AIM
                                             Treasurer's Series Trust, Short-Term
                                             Investments Trust and Tax-Free
                                             Investments Trust only)
                                             Formerly: Director and President, Fund
                                             Management Company; Chief Cash
                                             Management Officer and Managing
                                             Director, A I M Capital Management,
                                             Inc.; Vice President, A I M Advisors,
                                             Inc. and The AIM Family of
                                             Funds--Registered Trademark-- (AIM
                                             Treasurer's Series Trust, Short-Term
                                             Investments Trust and Tax-Free
                                             Investments Trust only)
-------------------------------------------------------------------------------------------------------------------------

   Lance A. Rejsek -- 1967        2005       Anti-Money Laundering Compliance          N/A
   Anti-Money Laundering                     Officer, A I M Advisors, Inc., A I M
   Compliance Officer                        Capital Management, Inc., A I M
                                             Distributors, Inc., AIM Investment
                                             Services, Inc., AIM Private Asset
                                             Management, Inc. and The AIM Family of
                                             Funds--Registered Trademark--
                                             Formerly: Anti-Money Laundering
                                             Compliance Officer, Fund Management
                                             Company; and Manager of the Fraud
                                             Prevention Department, AIM Investment
                                             Services, Inc.
-------------------------------------------------------------------------------------------------------------------------

   Todd L. Spillane -- 1958       2006       Senior Vice President, A I M Management   N/A
   Chief Compliance Officer                  Group Inc.; Senior Vice President and
                                             Chief Compliance Officer, A I M
                                             Advisors, Inc. and A I M Capital
                                             Management, Inc.; Chief Compliance
                                             Officer of The AIM Family of
                                             Funds--Registered Trademark--, Invesco
                                             Global Asset Management (N.A.), Inc.,
                                             (registered investment advisor), Invesco
                                             Institutional (N.A.), Inc., (registered
                                             investment advisor), INVESCO Private
                                             Capital Investments, Inc. (holding
                                             company), Invesco Private Capital, Inc.
                                             (registered investment advisor) and
                                             Invesco Senior Secured Management, Inc.
                                             (registered investment advisor); and
                                             Vice President, A I M Distributors, Inc.
                                             and AIM Investment Services, Inc.

                                             Formerly: Vice President, A I M Capital
                                             Management, Inc. and Fund Management
                                             Company; Global Head of Product
                                             Development, AIG-Global Investment
                                             Group, Inc.; and Chief Compliance
                                             Officer and Deputy General Counsel,
                                             AIG-SunAmerica Asset Management
-------------------------------------------------------------------------------------------------------------------------

The Statement of Additional Information of the Trust includes additional information about the Fund's Trustees and is available upon request, without charge, by calling 1.800.410.4246.

OFFICE OF THE FUND            INVESTMENT ADVISOR       DISTRIBUTOR              AUDITORS
11 Greenway Plaza             A I M Advisors, Inc.     A I M Distributors,      PricewaterhouseCoopers
Suite 100                     11 Greenway Plaza        Inc.                     LLP
Houston, TX 77046-1173        Suite 100                11 Greenway Plaza        1201 Louisiana Street
                              Houston, TX 77046-1173   Suite 100                Suite 2900
                                                       Houston, TX 77046-1173   Houston, TX 77002-5678

COUNSEL TO THE FUND           COUNSEL TO THE           TRANSFER AGENT           CUSTODIAN
Ballard Spahr                 INDEPENDENT TRUSTEES     AIM Investment           State Street Bank and
Andrews & Ingersoll, LLP      Kramer, Levin, Naftalis  Services, Inc.           Trust
1735 Market Street, 51st      & Frankel LLP            P.O. Box 4739            Company
Floor                         1177 Avenue of the       Houston, TX 77210-4739   225 Franklin Street
Philadelphia, PA 19103-7599   Americas                                          Boston, MA 02110-2801
                              New York, NY 10036-2714

FIXED INCOME

Taxable Noninvestment Grade

                                                        AIM V.I. High Yield Fund
                                Annual Report to Shareholders - December 31,2007

The Fund provides a complete list of its
holdings four times in each fiscal year,
at the quarter-ends. For the second and
fourth quarters, the lists appear in the
Fund's semiannual and annual reports to
shareholders. For the first and third
quarters, the Fund files the lists with
the Securities and Exchange Commission
(SEC) on Form N-Q. The Fund's Form N-Q
filings are available on the SEC Web site,
sec.gov. Copies of the Fund's Forms N-Q
may be reviewed and copied at the SEC
Public Reference Room in Washington,                         [COVER GLOBE IMAGE]
D.C.You can obtain information on the
operation of the Public Reference Room,
including information about duplicating
fee charges, by calling 202-942-8090 or
800-732-0330, or by electronic request at
the following E-mail address:
publicinfo@sec.gov. The SEC file numbers
for the Fund are 811-07452 and 033-57340.
The Fund's most recent portfolio holdings,
as filed on Form N-Q, have also been made
available to insurance companies issuing
variable annuity contracts and variable
life insurance policies ("variable
products") that invest in the Fund.

A description of the policies and
procedures that the Fund uses to determine
how to vote proxies relating to portfolio
securities is available without charge,
upon request, from our Client Services
department at 800-410-4246 or on the AIM
Web site, AIMinvestments.com. On the home
page, scroll down and click on Proxy
Policy. The information is also available               AIM V.I. HIGH YIELD FUND's investment objective is
on the SEC Web site, sec.gov.                                   to achieve a high level of current income.

Information regarding how the Fund voted
proxies related to its portfolio             UNLESS OTHERWISE STATED, INFORMATION PRESENTED IN THIS REPORT
securities during the 12 months ended June   IS AS OF DECEMBER 31, 2007, AND IS BASED ON TOTAL NET ASSETS.
30,2007,is available at our Web site. Go
to AIMinvestments.com, access the About Us                 UNLESS OTHERWISE NOTED, ALL DATA IN THIS REPORT
tab, click on Required Notices and then                               ARE FROM A I M MANAGEMENT GROUP INC.
click on Proxy Voting Activity.
Next, select the Fund from the drop-down     =============================================================
menu. The information is also available on   THIS REPORT MUST BE ACCOMPANIED OR PRECEDED BY A CURRENTLY
the SEC Web site, sec.gov.                   EFFECTIVE FUND PROSPECTUS AND VARIABLE PRODUCT PROSPECTUS,
                                             WHICH CONTAIN MORE COMPLETE INFORMATION, INCLUDING SALES
                                             CHARGES AND EXPENSES. INVESTORS SHOULD READ EACH CAREFULLY
          [AIM INVESTMENTS LOGO]             BEFORE INVESTING.
        -- REGISTERED TRADEMARK --           =============================================================

                                                     NOT FDIC INSURED   MAY LOSE VALUE   NO BANK GUARANTEE

                                                                                  A I M DISTRIBUTORS, INC.

AIM V.I. High Yield Fund

Management's discussion of Fund performance                                               meetings and internally generated credit
                                                                                          analysis. Finally, we evaluate securities
=======================================================================================   across the market to find securities that
PERFORMANCE SUMMARY                                                                       are attractively valued.

For the year ended December 31,2007,AIM V.I. High Yield Fund, exclud-ing variable            We consider selling a bond when:
product issuer charges, underperformed its broad market and style-specific indexes. The
Fund underperformed its broad market index, as high yield bonds underperformed the        o It becomes fully valued.
investment grade-oriented Lehman Brothers U.S. Aggregate Bond Index, driven by a
flight-to-safety market environment. The Fund also underperformed its style specific      o Overall market and economic trends
benchmark, the Lehman Brothers U.S. Corporate High Yield Index, primarily due to our      indicate that sector emphasis should be
security selection in industry sectors affected by the housing- and mortgage-related      changed.
problems.
                                                                                          o Fundamentals, such as credit quality
   Your Fund's long-term performance appears later in this report.                        ratings, deteriorate for an individual
                                                                                          issuer or a sector.
FUND VS. INDEXES
                                                                                          o An unanticipated change occurs involving
Total returns,12/31/06-12/31/07,excluding variable product issuer charges. If variable    an individual issuer or a sector.
product issuer charges were included, returns would be lower.
                                                                                          Market conditions and your Fund
Series I Shares                                                                  1.24%
Series II Shares                                                                  1.01    The U.S. economy expanded throughout 2007.
Lehman Brothers U.S. Aggregate Bond Index (triangle) (Broad Market Index)         6.97    The annualized rate of growth in gross
Lehman Brothers U.S. Corporate High Yield Index (triangle) (Style-Specific Index) 1.87    domestic product accelerated from 0.6% to
Lipper VUF High Current Yield Bond Funds Category Average (triangle) (Peer Group) 2.55    3.8% to 4.9%1 in the first, second and
Lipper High Current Yield Bond Funds Index (triangle) (Former Peer Group Index)   2.13    third quarters of 2007, respectively.
                                                                                          Initial estimates suggested the economy
SOURCE: (triangle) LIPPER INC.                                                            expanded at an annualized rate of 0.6%1 in
=======================================================================================   the fourth quarter.

How we invest                                top-down and bottom-up research. Our top        Inflation, as measured by the core
                                             down approach takes into account overall     Consumer Price Index, which excludes
Your Fund invests primarily in lower rated   economic and market trends. Our bottom-up    volatile food and energy prices, increased
credit quality corporate bonds. Our          efforts evaluate individual bond issuers     at an annual rate of 2.4%2 in December, up
investment discipline focuses on providing   as well as industry sectors.                 from a 2.1%2 pace in the third quarter.
attractive current income for shareholders
and consistent performance within a             In conducting our analysis, our team         Since the summer, global financial
framework designed to control volatility.    uses input from various sources including    markets experienced considerable
Additionally, we seek growth of              company financial statements, rating         volatility. Investors witnessed a
shareholders' principal without exposure     agencies, news services, Wall Street fixed   widespread and disorderly risk repricing
to undue risk.                               income and equity analysts, economists,      after a prolonged period of exceptionally
                                             company management                           benign financial conditions. U.S.
   Our security selection process utilizes                                                sub-prime lending issues first gained
both                                                                                      widespread public attention in early 2007
                                                                                          and by summer were a major concern of the
                                                                                          markets.

==========================================   ==========================================   ==========================================
PORTFOLIO COMPOSITION                        TOP FIVE INDUSTRIES*                         TOP 10 FIXED INCOME ISSUERS*

By credit quality                            1. Oil & Gas Exploration &                    1  Ford Motor Credit Co. LLC         2.2%
BBB                                   0.2%      Production                         5.3%    2. HCA, Inc.                         1.9
BB                                   19.2    2. Broadcasting & Cable TV            5.2     3. General Motors Acceptance
B                                    50.3    3. Integrated Telecommunication                  Corp. LLC                         1.7
CCC                                  21.0       Services                           4.7     4. Novelis Inc.                      1.2
CC                                    0.2    4. Consumer Finance                   4.2     5. Qwest Communications
C                                     0.2    5. Independent Power Producers &                 International Inc.                1.2
D                                     0.4       Energy Traders                     4.0     6. NCL Corp.                         1.2
NR                                    1.3                                                  7. Cooper Tire & Rubber Co.          1.1
Equity                                1.4    Total Net Assets           $51.89 million     8. United Rentals North America,
Cash Equivalent                       5.8                                                     Inc.                              1.1
                                             Total Number of Holdings*             237     9. Caraustar Industries, Inc.        1.1
The Fund's holdings are subject to change,                                                10. Digicel Group Ltd.                1.1
and there is no assurance that the Fund
will continue to hold any particular
security.

* Excluding money market fund holdings.
==========================================   ==========================================   ==========================================

AIM V.I. High Yield Fund

   The spillover from the weak housing       quality environment in the credit            The views and opinions expressed in
market and subprime loan issues, combined    markets, B-rated issues outperformed the     management's discussion of Fund
with credit risk repricing and heightened    other speculative-grade sectors this year.   performance are those of A I M Advisors,
investor risk aversion, dramatically                                                      Inc. These views and opinions are subject
diminished liquidity and reduced credit         In the lodging sector, contributing to    to change at any time based on factors
availability. Consequently, the U.S.         Fund performance was Norwegian Cruise Line   such as market and economic conditions.
Federal Reserve Board (the Fed) began        (NCL), the main subsidiary of Star           These views and opinions may not be relied
adding liquidity to the system by cutting    Cruises. In August, private equity firm      upon as investment advice or
the discount interest rate by one-half of    Apollo Management announced it was buying    recommendations, or as an offer for a
a percentage point on August 17 and by       a 50%-stake in NCL for $1 billion. This      particular security. The information is
lowering its federal funds target rate by    event caused significant appreciation in     not a complete analysis of every aspect of
one half of a percentage point on            the market value of NCL's bonds.             any market, country, industry, security or
September 18.(3) While the September rate                                                 the Fund. Statements of fact are from
cut was larger than expected, two               Another contributor to performance this   sources considered reliable, but A I M
subsequent 25 basis point (0.25%) cuts to    year was GOODMAN GLOBAL HOLDING, a           Advisors, Inc. makes no representation or
the federal funds rate on October 31 and     Houston-based manufacturer of heating,       warranty as to their completeness or
December 11 were fully anticipated by        ventilation and air conditioning products.   accuracy. Although historical performance
markets.(3)                                  As the company's acquisition by a private    is no guarantee of future results, these
                                             equity firm was announced in October,        insights may help you understand our
   Treasury yields fell and the U.S.         followed by the expectation of a tender      investment management philosophy.
Treasury yield curve steepened by the end    offer of the bonds, the market value of
of the year as investors sold riskier        Goodman's outstanding debt increased by                Peter Ehret
assets and turned to the relative safety     the end of the year.                           [EHRET  Chartered Financial Analyst,
of government securities. This flight to                                                    PHOTO]  senior portfolio manager, is
safety resulted in a significant demand         A position in DANA, an auto parts and               co-lead manager of AIM V.I. High
for money market funds.                      systems company, was also beneficial to      Yield Fund. Mr. Ehret joined AIM in 2001.
                                             performance relative the style specific      He graduated cum laude with a B.S. in
   Despite concerns about the implications   benchmark. We sold the holding.              economics from the University of
of the credit crunch on the broader                                                       Minnesota. He also earned an M.S. in real
economy, for the year ended December 31,        While the portfolio remained              estate appraisal and investment analysis
2007, the Lehman Brothers U.S. Aggregate     well-diversified across industries and       from the University of Wisconsin-Madison.
Bond index, which represents the             issues, some of the Fund's holdings
performance of investment-grade fixed        detracted from performance. One of them                Carolyn Gibbs
income investments, returned 6.97%.4 It      was LINENS 'N THINGS, a large home             [GIBBS  Chartered Financial Analyst,
outperformed the S&P 500 Index, which        products chain that sells bedding, towels,     PHOTO]  senior portfolio manager, is
represents the performance of the U.S.       housewares and other home accessories.                 co-lead manager of AIM V.I. High
stock market and which returned 5.49% for    This year was difficult for Linens 'N        Yield Fund. Ms. Gibbs has been in the
the year.(4)                                 Things as housing market pressures took a    investment business since 1983. She
                                             toll on home goods sales. We sold the        graduated magna cum laude from Texas
   Treasury securities were the best         holding.                                     Christian University, where she earned a
performing sector of the bond market, as                                                  B.A. in English. She also earned an M.B.A.
the flight-to-safety sentiment continued        A Fund holding in the home construction   in finance from The Wharton School at the
to dominate the markets throughout the       industry, TECHNICAL OLYMPIC USA, (TOUSA)     University of Pennsylvania.
second part of the year.(5) Investment       also detracted from returns. TOUSA is a
grade bonds outperformed high yield fixed    designer, builder and seller of                        Darren Hughes
income securities for the first time since   single-family homes, town homes and            [HUGHES Chartered Financial Analyst,
2003.(5)                                     condominiums. During the year, the company     PHOTO]  senior portfolio manager,is
                                             struggled due to the downturn in the                   manager of AIM V.I. High Yield
   During 2007, we maintained our focus on   housing market.                              Fund. He joined AIM in 1992. Mr. Hughes
the B-rated segment of the high yield                                                     earned a B.B.A. in finance and economics
market; that is the middle-quality tier         Finally, Freescale Semiconductor, which   from Baylor University. Assisted by
and the broadest part of the market. We      makes chips used in cell phones and cars,    Taxable High Yield Team
were less focused on the BB-rated            also detracted from returns. The Austin,
category, which is the highest quality       Texas-based company is the primary           ==========================================
segment of the high yield market. In         supplier of mobile phone chips to            FOR A DISCUSSION OF THE RISKS OF INVESTING
addition, we held a relatively neutral       Motorola, its former parent company.         IN YOUR FUND,INDEXES USED IN THIS REPORT
position in the lowest quality tier (rated   Freescale's sales were hurt recently by      AND YOUR FUND'S LONG-TERM PERFORMANCE,
CCC and below), as we saw fewer              Motorola's continued cell phone sales        PLEASE TURN THE PAGE.
opportunities in this high yield credit      problems.                                    ==========================================
sector. Our credit quality positioning had
no significant impact on relative            Sources: (1) Bureau of Economic
performance, as, despite a flight-to-        Analysis; (2) Bureau of Labor Statistics;
                                             (3) U.S. Federal Reserve; (4)Lipper Inc.;
                                             (5) Lehman Brothers Inc.

AIM V.I. High Yield Fund

Your Fund's long-term performance               THE PERFORMANCE DATA QUOTED REPRESENT        AIM V.I. HIGH YIELD FUND, A SERIES
                                             PAST PERFORMANCE AND CANNOT GUARANTEE        PORTFOLIO OF AIM VARIABLE INSURANCE
==========================================   COMPARABLE FUTURE RESULTS; CURRENT           FUNDS, IS CURRENTLY OFFERED THROUGH
AVERAGE ANNUAL TOTAL RETURNS                 PERFORMANCE MAY BE LOWER OR HIGHER. PLEASE   INSURANCE COMPANIES ISSUING VARIABLE
                                             CONTACT YOUR VARIABLE PRODUCT ISSUER OR      PRODUCTS. YOU CANNOT PURCHASE SHARES OF
As of 12/31/07                               FINANCIAL ADVISOR FOR THE MOST RECENT        THE FUND DIRECTLY. PERFORMANCE FIGURES
SERIES I SHARES                              MONTH-END VARIABLE PRODUCT PERFORMANCE.      GIVEN REPRESENT THE FUND AND ARE NOT
Inception (5/1/98)                   2.02%   PERFORMANCE FIGURES REFLECT FUND             INTENDED TO REFLECT ACTUAL VARIABLE
5 Years                             10.40    EXPENSES, REIN-VESTED DISTRIBUTIONS AND      PRODUCT VALUES. THEY DO NOT REFLECT SALES
1 Year                               1.24    CHANGES IN NET ASSET VALUE. INVESTMENT       CHARGES, EXPENSES AND FEES ASSESSED IN
                                             RETURN AND PRINCIPAL VALUE WILL FLUCTUATE    CONNECTION WITH A VARIABLE PRODUCT. SALES
SERIES II SHARES                             SO THAT YOU MAY HAVE A GAIN OR LOSS WHEN     CHARGES, EXPENSES AND FEES, WHICH ARE
Inception                            1.79%   YOU SELL SHARES.                             DETERMINED BY THE VARIABLE PRODUCT
5 Years                             10.18                                                 ISSUERS, WILL VARY AND WILL LOWER THE
1 Year                               1.01       THE NET ANNUAL FUND OPERATING EXPENSE     TOTAL RETURN.
==========================================   RATIO SET FORTH IN THE MOST RECENT FUND
                                             PROSPECTUS AS OF THE DATE OF THIS REPORT        THE MOST RECENT MONTH-END PERFORMANCE
SERIES II SHARES' INCEPTION DATE IS MARCH    FOR SERIES I AND SERIES II SHARES WAS        DATA AT THE FUND LEVEL, EXCLUDING VARIABLE
26,2002. RETURNS SINCE THAT DATE ARE         0.97% AND 1.22%, RESPECTIVELY.1 THE TOTAL    PRODUCT CHARGES, IS AVAILABLE ON THIS AIM
HISTORICAL. ALL OTHER RETURNS ARE THE        ANNUAL FUND OPERATING EXPENSE RATIO SET      AUTOMATED INFORMATION LINE, 866-702-4402.
BLENDED RETURNS OF THE HISTORICAL            FORTH IN THE MOST RECENT FUND PROSPECTUS     AS MENTIONED ABOVE, FOR THE MOST RECENT
PERFORMANCE OF SERIES II SHARES SINCE        AS OF THE DATE OF THIS REPORT FOR SERIES I   MONTH-END PERFORMANCE INCLUDING VARIABLE
THEIR INCEPTION AND THE RESTATED             AND SERIES II SHARES WAS 1.19% AND           PRODUCT CHARGES, PLEASE CONTACT YOUR
HISTORICAL PERFORMANCE OF SERIES I SHARES    1.44%,RESPECTIVELY. THE EXPENSE RATIOS       VARIABLE PRODUCT ISSUER OR FINANCIAL
(FOR PERIODS PRIOR TO INCEPTION OF SERIES    PRESENTED ABOVE MAY VARY FROM THE EXPENSE    ADVISOR.
II SHARES) ADJUSTED TO REFLECT THE RULE      RATIOS PRESENTED IN OTHER SECTIONS OF THIS
12B-1 FEES APPLICABLE TO SERIES II SHARES.   REPORT THAT ARE BASED ON EXPENSES INCURRED   (1) Total annual operating expenses less
THE INCEPTION DATE OF SERIES I SHARES IS     DURING THE PERIOD COVERED BY THIS REPORT.        any contractual fee waivers/or expense
MAY 1,1998.                                                                                   reimbursements by the advisor in
                                                                                              effect through at least April 30,
   THE PERFORMANCE OF THE FUND'S SERIES I                                                     2009. See current prospectus for more
AND SERIES II SHARE CLASSES WILL DIFFER                                                       information.
PRIMARILY DUE TO DIFFERENT CLASS EXPENSES.

====================================================================================================================================

                                             generally unsecured and may be               Active trading may also increase
Principal risks of investing in the Fund     subordinated to other creditors' claims.     short-term gains and losses, which may
                                             Credit ratings on junk bonds do not          also result in taxable gain distributions
The prices of securities held by the Fund    necessarily reflect their actual market      to the Fund's shareholders.
may decline in response to market risks.     risk.
                                                                                             There is no guarantee that the
   Interest rate risk refers to the risk        Reinvestment risk is the risk that a      investment techniques and risk analyses
that bond prices generally fall as           bond's cash flows will be reinvested at an   used by the Fund's portfolio managers will
interest rates rise; conversely, bond        interest rate below that on the original     produce the desired results.
prices generally rise as interest rates      bond.
fall.                                                                                     About indexes used in this report
                                                Foreign securities have additional
   Credit risk is the risk of loss on an     risks, including exchange rate changes,      The LEHMAN BROTHERS U.S. Aggregate Bond
investment due to the deterioration of an    political and economic upheaval, the         Index covers U.S. investment-grade
issuer's financial health. Such a            relative lack of information, relatively     fixed-rate bonds with components for
deterioration of financial health may        low market liquidity, and the potential      government and corporate securities,
result in a reduction of the credit rating   lack of strict financial and accounting      mortgage pass-throughs, and asset-backed
of the issuer's securities and may lead to   controls and standards.                      securities.
the issuer's inability to honor its
contractual obligations, including making       Investing in developing countries can        The Lehman Brothers U.S. Corporate High
timely payment of interest and principal.    add additional risk, such as high rates of   Yield Index covers the universe of fixed
                                             inflation or sharply devalued currencies     rate, non-investment grade debt.
   The Fund may invest in lower quality      against the U.S. dollar. Transaction costs   Pay-in-kind bonds, Eurobonds, and debt
debt securities, commonly known as "junk     are often higher, and there may be delays    issues from countries designated as
bonds." Compared to higher quality debt      in settlement procedures.                    emerging markets are excluded, but
securities, junk bonds involve greater                                                    Canadian and global bonds
risk of default or price changes due to         Portfolio turnover is greater than most
changes in credit quality of the issuer      funds, which may affect the Fund's
because they are                             performance due to higher brokerage
                                             commissions.
                                                                                                                           Continued


AIM V.I. High Yield Fund

Past performance cannot guarantee            types of charts in illustrating changes in   ment. In this chart, each segment
comparable future results.                   value during the early years shown in the    represents a doubling, or 100% change, in
                                             chart. The vertical axis, the one that       the value of the investment. In other
   This chart, which is a logarithmic        indicates the dollar value of an             words, the space between $5,000 and
chart, presents the fluctuations in the      investment, is constructed with each         $10,000 is the same size as the space
value of the Fund and its indexes. We        segment representing a percent change in     between $10,000 and $20,000.
believe that a logarithmic chart is more     the value of the invest-
effective than other

====================================================================================================================================

Continued from previous page                    The S&P 500--REGISTERED TRADEMARK--       financial reporting purposes, and as such,
                                             Index is a market capitalization-weighted    the net asset values for shareholder
(SEC registered) of issuers in               index covering all major areas of the U.S.   transactions and the returns based on
non-emerging countries are included.         economy. It is not the 500 largest           those net asset values may differ from the
                                             companies, but rather the most widely held   net asset values and returns reported in
   The Fund has elected to use the Lipper    500 companies chosen with respect to         the Financial Highlights. Additionally,
Variable Underlying Funds (VUF) High         market size, liquidity, and their            the returns and net asset values shown
Current Yield Bond Funds Category Average    industry.                                    throughout this report are at the Fund
as its peer group instead of the Lipper                                                   level only and do not include variable
High Current Yield Bond Funds Index. In         The Fund is not managed to track the      product issuer charges. If such charges
2006, Lipper began publishing VUF indexes,   performance of any particular index,         were included, the total returns would be
allowing the Fund to be compared with the    including the indexes defined here, and      lower.
Lipper VUF High Current Yield Bond Funds     consequently, the performance of the Fund
Category Average. The unmanaged Lipper VUF   may deviate significantly from the              Industry classifications used in this
High Current Yield Bond Funds Category       performance of the indexes.                  report are generally according to the
Average represents the average of all the                                                 Global Industry Classification Standard,
variable insurance underlying High Yield        A direct investment cannot be made in     which was developed by and is the
Current Bond Funds tracked by Lipper Inc.    an index. Unless otherwise indicated,        exclusive property and a service mark of
These funds have no credit rating            index results include reinvested             Morgan Stanley Capital International Inc.
restriction, but tend to invest in           dividends, and they do not reflect sales     and Standard & Poor's.
fixed-income securities with lower credit    charges. Performance of an index of funds
ratings,                                     reflects fund expenses; performance of a        The Chartered Financial
                                             market index does not.                       Analyst--REGISTERED TRADEMARK--
   The LIPPER HIGH CURRENT YIELD BOND                                                     (CFA--REGISTERED TRADEMARK--) des-
FUNDS INDEX is an equally weighted           Other information                            ignation is a globally recognized standard
representation of the largest funds in the                                                for measuring the competence and integrity
Lipper High Current Yield Bond Funds         The returns shown in the management's        of investment professionals.
category. These funds have no credit         discussion of Fund performance are based
rating restriction, but tend to invest in    on net asset values calculated for
fixed-income securities with lower credit    shareholder transactions. Generally
ratings.                                     accepted accounting principles require
                                             adjustments to be made to the net assets
                                             of the Fund at period end for

====================================================================================================================================

                                                          [MOUNTAIN CHART]

RESULTS OF A $10,000 INVESTMENT
INDEX DATA FROM 4/30/98,FUND DATA FROM 5/1/98

                                                                                   LIPPER VUF HIGH
                                 LEHMAN BROTHERS U.S.                             CURRENT YIELD BOND   LIPPER HIGH CURRENT
           AIM V.I. HIGH YIELD   CORPORATE HIGH YIELD     LEHMAN BROTHERS U.S.      FUNDS CATEGORY       YIELD BOND FUNDS
   DATE   FUND-SERIES I SHARES         INDEX(1)         AGGREGATE BOND INDEX(1)       AVERAGE(1)             INDEX(1)


4/30/98                                 $10000                   $10000                 $10000                $10000
5/98             $10080                  10035                    10095                   9993                  9989
6/98              10050                  10071                    10180                  10016                 10006
7/98              10090                  10128                    10202                  10100                 10075
8/98               9410                   9569                    10368                   9387                  9307
9/98               9129                   9613                    10611                   9334                  9251
10/98              8790                   9416                    10555                   9140                  9041
11/98              9279                   9806                    10615                   9646                  9572
12/98              9239                   9817                    10647                   9621                  9542
1/99               9374                   9963                    10723                   9769                  9715
2/99               9479                   9904                    10535                   9728                  9676
3/99               9584                   9999                    10594                   9852                  9847
4/99               9929                  10192                    10627                  10074                 10101
5/99               9772                  10054                    10534                   9894                  9909
6/99               9803                  10033                    10501                   9894                  9911
7/99               9939                  10073                    10456                   9892                  9914
8/99               9835                   9962                    10451                   9786                  9813
9/99               9720                   9890                    10572                   9735                  9737
10/99              9667                   9825                    10611                   9693                  9709
11/99              9918                   9939                    10610                   9847                  9880
12/99             10211                  10052                    10559                   9972                  9999
1/00              10336                  10008                    10525                   9925                  9950
2/00              10506                  10028                    10652                   9991                 10020
3/00              10211                   9817                    10792                   9798                  9847
4/00               9928                   9833                    10761                   9789                  9804
5/00               9646                   9732                    10756                   9632                  9629
6/00               9883                   9930                    10980                   9840                  9807
7/00               9826                  10006                    11080                   9873                  9825
8/00               9769                  10074                    11240                   9934                  9876
9/00               9622                   9986                    11311                   9778                  9731
10/00              8750                   9666                    11386                   9455                  9398
11/00              8139                   9284                    11572                   8964                  8874
12/00              8270                   9463                    11787                   9170                  9028
1/01               8998                  10172                    11979                   9754                  9627
2/01               8986                  10307                    12084                   9800                  9657
3/01               8479                  10065                    12145                   9515                  9337
4/01               8232                   9939                    12094                   9402                  9214
5/01               8310                  10118                    12167                   9497                  9314
6/01               7933                   9834                    12213                   9249                  9040
7/01               7907                   9979                    12486                   9325                  9093
8/01               7919                  10097                    12629                   9395                  9133
9/01               7334                   9418                    12776                   8794                  8488
10/01              7581                   9651                    13044                   9019                  8682
11/01              7919                  10003                    12864                   9287                  8958
12/01              7858                   9962                    12782                   9247                  8934
1/02               7858                  10032                    12886                   9297                  8955
2/02               7621                   9892                    13010                   9178                  8797
3/02               7784                  10130                    12794                   9343                  8971
4/02               7829                  10292                    13042                   9455                  9065
5/02               7740                  10235                    13153                   9379                  8974
6/02               7311                   9480                    13267                   8934                  8469
7/02               7045                   9066                    13427                   8656                  8191
8/02               7119                   9325                    13653                   8800                  8332
9/02               7045                   9202                    13874                   8687                  8216
10/02              6956                   9122                    13811                   8649                  8164
11/02              7297                   9687                    13808                   9104                  8635
12/02              7400                   9822                    14093                   9179                  8719
1/03               7548                  10149                    14105                   9362                  8912
2/03               7622                  10274                    14300                   9477                  9031
3/03               7829                  10570                    14289                   9687                  9256
4/03               8229                  11197                    14407                  10129                  9711
5/03               8347                  11313                    14676                  10238                  9826
6/03               8584                  11638                    14646                  10486                 10091
7/03               8525                  11510                    14154                  10379                 10013
8/03               8629                  11643                    14248                  10518                 10148
9/03               8851                  11961                    14625                  10765                 10394
10/03              9073                  12202                    14489                  10974                 10627
11/03              9221                  12387                    14523                  11110                 10751

====================================================================================================================================

                                                                                                              SOURCE: (1)LIPPER INC.

====================================================================================================================================

                                                          [MOUNTAIN CHART]

12/03              9475                  12668                    14671                  11371                 11017
1/04               9682                  12910                    14789                  11541                 11194
2/04               9635                  12877                    14949                  11515                 11172
3/04               9650                  12965                    15061                  11569                 11214
4/04               9682                  12876                    14669                  11521                 11189
5/04               9476                  12658                    14611                  11344                 11016
6/04               9634                  12840                    14693                  11503                 11170
7/04               9713                  13014                    14839                  11636                 11259
8/04               9903                  13270                    15122                  11830                 11443
9/04              10062                  13462                    15163                  11993                 11602
10/04             10252                  13706                    15290                  12211                 11808
11/04             10394                  13871                    15168                  12349                 11976
12/04             10540                  14078                    15308                  12519                 12156
1/05              10557                  14059                    15404                  12503                 12126
2/05              10786                  14266                    15313                  12678                 12312
3/05              10475                  13851                    15234                  12333                 11985
4/05              10312                  13716                    15440                  12196                 11845
5/05              10508                  13960                    15608                  12392                 12035
6/05              10687                  14234                    15693                  12583                 12228
7/05              10867                  14483                    15550                  12772                 12418
8/05              10900                  14510                    15749                  12835                 12477
9/05              10785                  14365                    15587                  12742                 12396
10/05             10671                  14265                    15464                  12646                 12294
11/05             10736                  14340                    15532                  12756                 12406
12/05             10826                  14463                    15680                  12870                 12521
1/06              10952                  14694                    15680                  13023                 12682
2/06              11078                  14792                    15733                  13128                 12788
3/06              11132                  14880                    15578                  13178                 12841
4/06              11167                  14972                    15550                  13260                 12915
5/06              11167                  14970                    15533                  13228                 12886
6/06              11096                  14917                    15566                  13172                 12815
7/06              11186                  15063                    15777                  13276                 12912
8/06              11347                  15308                    16018                  13456                 13088
9/06              11473                  15525                    16159                  13614                 13233
10/06             11635                  15736                    16266                  13796                 13424
11/06             11814                  16000                    16455                  13997                 13656
12/06             11989                  16176                    16359                  14140                 13794
1/07              12146                  16357                    16352                  14276                 13941
2/07              12283                  16585                    16604                  14465                 14122
3/07              12322                  16603                    16605                  14511                 14167
4/07              12498                  16819                    16695                  14697                 14363
5/07              12596                  16944                    16568                  14803                 14485
6/07              12381                  16640                    16519                  14563                 14250
7/07              11930                  16051                    16657                  14116                 13788
8/07              12009                  16270                    16861                  14290                 13921
9/07              12322                  16696                    16989                  14624                 14256
10/07             12421                  16796                    17141                  14734                 14379
11/07             12088                  16431                    17450                  14452                 14074
12/07             12136                  16479                    17499                  14502                 14087

====================================================================================================================================


AIM V.I. High Yield Fund

SCHEDULE OF INVESTMENTS(a)

December 31, 2007


                                                PRINCIPAL
                                                 AMOUNT         VALUE
------------------------------------------------------------------------
BONDS & NOTES-94.04%

ADVERTISING-0.25%

Lamar Media Corp., Sr. Sub. Notes, 6.63%,
  08/15/15 (Acquired 10/01/07; Cost
  $123,328)(b)(c)                              $   130,000   $   127,400
========================================================================

AEROSPACE & DEFENSE-2.41%

Bombardier Inc., Notes, 6.30%, 05/01/14
  (Acquired 11/16/07; Cost $175,500)(b)(c)         180,000       177,300
------------------------------------------------------------------------
DRS Technologies, Inc., Sr. Unsec. Gtd.
  Notes, 6.63%, 02/01/16(c)                         65,000       163,350
------------------------------------------------------------------------
Esterline Technologies Corp., Sr. Unsec. Gtd.
  Notes, 6.63%, 03/01/17(c)                        120,000       119,700
------------------------------------------------------------------------
Hawker Beechcraft Acquisition Co., LLC/Hawker
  Beechcraft Notes Co.,
  Sr. Notes, 8.50%, 04/01/15 (Acquired
  03/16/07-04/11/07; Cost $92,700)(b)(c)            90,000        90,450
------------------------------------------------------------------------
  Sr. Sub. Notes, 9.75%, 04/01/17 (Acquired
  03/16/07-11/19/07; Cost $187,238)(b)(c)(d)       180,000       180,000
------------------------------------------------------------------------
Hexcel Corp., Sr. Unsec. Sub. Global Notes,
  6.75%, 02/01/15(c)                               367,000       361,495
------------------------------------------------------------------------
L-3 Communications Corp., Series B, Sr.
  Unsec. Gtd. Sub. Global Notes, 6.38%,
  10/15/15(c)                                      160,000       158,400
========================================================================
                                                               1,250,695
========================================================================

AIRLINES-1.25%

Continental Airlines Inc.,
  Unsec. Unsub. Notes,
  8.75%, 12/01/11(c)                               185,000       177,137
------------------------------------------------------------------------
  -Series 2000-1, Class C, Pass Through
  Ctfs., 8.50%, 05/01/11(c)                         73,173        73,173
------------------------------------------------------------------------
Delta Air Lines Inc.,
  -Series 2002-1, Class C, Pass Through
  Ctfs., 7.78%, 01/02/12(c)                        134,274       131,756
------------------------------------------------------------------------
  -Series 2007-1, Class C, Pass Through Ctfs.
  Bonds, 8.95%, 08/10/14 (Acquired 10/04/07;
  Cost $130,000)(b)(c)                             130,000       128,213
------------------------------------------------------------------------
United AirLines, Inc.-Class B, Gtd. Pass
  Through Ctfs. Global Notes, 7.34%, 07/02/19
  (Acquired 06/19/07-10/31/07; Cost
  142,025)(b)(c)                                   145,000       136,844
========================================================================
                                                                 647,123
========================================================================

ALTERNATIVE CARRIERS-0.46%

Level 3 Financing Inc., Sr. Unsec. Gtd.
  Unsub. Global Notes, 9.25%, 11/01/14(c)          265,000       241,150
========================================================================

ALUMINUM-1.67%

Century Aluminum Co., Sr. Unsec. Gtd. Global
  Notes, 7.50%, 08/15/14(c)                        228,000       226,290
------------------------------------------------------------------------
Novelis Inc. (Canada), Sr. Unsec. Gtd. Global
  Notes, 7.25%, 02/15/15(c)                        674,000       638,615
========================================================================
                                                                 864,905
========================================================================

                                                PRINCIPAL
                                                 AMOUNT         VALUE
------------------------------------------------------------------------


APPAREL RETAIL-0.88%

Collective Brands Inc., Sr. Unsec. Gtd. Sub.
  Global Notes, 8.25%, 08/01/13(c)             $   485,000   $   457,112
========================================================================

APPAREL, ACCESSORIES & LUXURY GOODS-2.16%

American Achievement Corp., Sr. Unsec. Gtd.
  Sub. Global Notes, 8.25%, 04/01/12(c)            205,000       201,925
------------------------------------------------------------------------
Broder Brothers Co.-Series B, Sr. Unsec. Gtd.
  Global Notes, 11.25%, 10/15/10(c)                426,000       331,215
------------------------------------------------------------------------
Levi Strauss & Co., Sr. Unsec. Unsub. Global
  Notes, 8.88%, 04/01/16(c)(d)                     395,000       382,162
------------------------------------------------------------------------
Perry Ellis International, Inc.-Series B, Sr.
  Unsec. Gtd. Sub. Global Notes, 8.88%,
  09/15/13(c)                                      212,000       205,640
========================================================================
                                                               1,120,942
========================================================================

ASSET MANAGEMENT & CUSTODY BANKS-0.17%

Nuveen Investments Inc., Sr. Notes, 10.50%,
  11/15/15 (Acquired 10/31/07; Cost
  $90,000)(b)(c)                                    90,000        90,113
========================================================================

AUTO PARTS & EQUIPMENT-2.21%

Cooper-Standard Automotive Inc., Sr. Unsec.
  Gtd. Global Notes, 7.00%, 12/15/12(c)            240,000       211,200
------------------------------------------------------------------------
Lear Corp.-Series B, Sr. Unsec. Gtd. Global
  Notes, 8.50%, 12/01/13(c)                        185,000       172,050
------------------------------------------------------------------------
Tenneco Inc., Sr. Unsec. Gtd. Sub. Global
  Notes, 8.63%, 11/15/14(c)                        160,000       157,200
------------------------------------------------------------------------
TRW Automotive Inc., Sr. Unsec. Gtd. Notes,
  7.25%, 03/15/17 (Acquired
  03/14/07-07/18/07; Cost $228,414)(b)(c)          245,000       222,031
------------------------------------------------------------------------
Visteon Corp.,
  Sr. Unsec. Global Notes, 8.25%,
  08/01/10(c)(d)                                   280,000       250,600
------------------------------------------------------------------------
  Sr. Unsec. Notes, 7.00%, 03/10/14(c)             180,000       135,450
========================================================================
                                                               1,148,531
========================================================================

AUTOMOBILE MANUFACTURERS-2.00%

Ford Motor Co., Unsec. Global Notes, 7.45%,
  07/16/31(c)(d)                                   640,000       476,800
------------------------------------------------------------------------
General Motors Corp.,
  Sr. Unsec. Unsub. Global Deb., 8.38%,
  07/15/33(c)(d)                                   325,000       263,656
------------------------------------------------------------------------
  Sr. Unsec. Unsub. Global Notes, 7.20%,
  01/15/11(c)(d)                                   325,000       297,375
========================================================================
                                                               1,037,831
========================================================================

BROADCASTING & CABLE TV-4.56%

CCH I Holdings LLC, Sr. Unsec. Gtd. Unsub.
  Global Notes, 11.13%, 01/15/14(c)                185,000       113,775
------------------------------------------------------------------------
CCH I Holdings LLC/CCH I Holdings Capital
  Corp., Sr. Sec. Gtd. Global Notes, 11.00%,
  10/01/15(c)                                      175,000       143,281
------------------------------------------------------------------------

AIM V.I. High Yield Fund


                                                PRINCIPAL
                                                 AMOUNT         VALUE
------------------------------------------------------------------------
BROADCASTING & CABLE TV-(CONTINUED)

Clear Channel Communications Inc., Sr. Notes,
  5.50%, 09/15/14(c)                           $   275,000   $   209,399
------------------------------------------------------------------------
CSC Holdings, Inc.-Series B, Sr. Unsec.
  Notes, 7.63%, 04/01/11(c)                        272,000       271,660
------------------------------------------------------------------------
Echostar DBS Corp., Sr. Unsec. Gtd. Global
  Notes, 6.63%, 10/01/14(c)                        260,000       260,975
------------------------------------------------------------------------
Hughes Network Systems LLC/HNS Finance Corp.,
  Sr. Unsec. Gtd. Global Notes, 9.50%,
  04/15/14(c)                                      250,000       255,000
------------------------------------------------------------------------
Mediacom Broadband LLC/Corp., Sr. Unsec.
  Global Notes, 8.50%, 10/15/15(c)                 165,000       145,406
------------------------------------------------------------------------
Radio One, Inc.-Series B, Sr. Unsec. Gtd.
  Sub. Global Notes, 8.88%, 07/01/11(c)            325,000       306,313
------------------------------------------------------------------------
Rainbow National Services LLC, Sr. Notes,
  8.75%, 09/01/12 (Acquired
  08/13/04-09/22/06; Cost $556,527)(b)(c)          538,000       554,140
------------------------------------------------------------------------
Virgin Media Finance PLC (United Kingdom),
  Sr. Unsec. Gtd. Global Notes, 8.75%,
  04/15/14(c)                                      105,000       104,475
========================================================================
                                                               2,364,424
========================================================================

BUILDING PRODUCTS-2.06%

Associated Materials Inc., Sr. Unsec. Disc.
  Global Notes, 11.25%, 03/01/14(c)(d)(e)          705,000       458,250
------------------------------------------------------------------------
Building Materials Corp. of America, Sr. Sec.
  Gtd. Global Notes, 7.75%, 08/01/14(c)            260,000       200,200
------------------------------------------------------------------------
Goodman Global Holdings Inc., Sr. Unsec. Gtd.
  Sub. Global Notes, 7.88%, 12/15/12(c)            395,000       408,825
========================================================================
                                                               1,067,275
========================================================================

CASINOS & GAMING-1.94%

Great Canadian Gaming Corp. (Canada), Sr.
  Unsec. Gtd. Sub. Notes, 7.25%, 02/15/15
  (Acquired 02/07/07-03/21/07; Cost
  $190,675)(b)(c)                                  190,000       189,050
------------------------------------------------------------------------
Isle of Capri Casinos, Inc., Sr. Unsec. Gtd.
  Sub. Global Notes, 7.00%, 03/01/14(c)            230,000       190,900
------------------------------------------------------------------------
MGM Mirage,
  Sr. Gtd. Notes, 7.50%, 06/01/16(c)               190,000       187,388
------------------------------------------------------------------------
  Sr. Unsec. Gtd. Global Notes, 6.63%,
  07/15/15(c)                                      273,000       256,961
------------------------------------------------------------------------
Tropicana Entertainment LLC, Sr. Sub. Global
  Notes, 9.63%, 12/15/14(c)(d)                     190,000       121,600
------------------------------------------------------------------------
Wynn Las Vegas Capital LLC/Corp., Sr. Sec.
  First Mortgage Notes, 6.63%, 12/01/14
  (Acquired 11/27/07; Cost $57,825)(b)(c)           60,000        59,037
========================================================================
                                                               1,004,936
========================================================================

COAL & CONSUMABLE FUELS-0.31%

Massey Energy Co., Sr. Unsec. Gtd. Global
  Notes, 6.63%, 11/15/10(c)                         90,000        88,200
------------------------------------------------------------------------
Peabody Energy Corp., Sr. Unsec. Gtd. Global,
  7.38%, 11/01/16(c)                                70,000        72,275
========================================================================
                                                                 160,475
========================================================================

                                                PRINCIPAL
                                                 AMOUNT         VALUE
------------------------------------------------------------------------


COMMERCIAL PRINTING-0.57%

Quebecor World Capital Corp. (Canada), Sr.
  Notes, 8.75%, 03/15/16 (Acquired
  12/06/06-04/05/07; Cost $279,475)(b)(c)      $   290,000   $   214,237
------------------------------------------------------------------------
Quebecor World Inc. (Canada), Sr. Notes,
  9.75%, 01/15/15 (Acquired 06/29/07; Cost
  $107,100)(b)(c)                                  105,000        81,113
========================================================================
                                                                 295,350
========================================================================

COMMODITY CHEMICALS-0.64%

Koppers Holdings Inc., Sr. Unsec. Sub. Disc.
  Global Notes, 9.88%, 11/15/14(c)(e)              390,000       333,450
========================================================================

COMMUNICATIONS EQUIPMENT-0.23%

MasTec, Inc., Sr. Unsec. Gtd. Global Notes,
  7.63%, 02/01/17(c)                                65,000        61,750
------------------------------------------------------------------------
Superior Essex Communications LLC/Essex Group
  Inc., Sr. Global Notes, 9.00%, 04/15/12(c)        60,000        57,900
========================================================================
                                                                 119,650
========================================================================

CONSTRUCTION & ENGINEERING-0.60%

Great Lakes Dredge & Dock Corp., Sr. Unsec.
  Gtd. Sub. Global Notes, 7.75%, 12/15/13(c)       331,000       311,968
========================================================================

CONSTRUCTION & FARM MACHINERY & HEAVY
  TRUCKS-0.82%

Esco Corp., Sr. Unsec. Gtd. Notes, 8.63%,
  12/15/13 (Acquired 12/12/06; Cost
  $55,000)(b)(c)                                    55,000        55,275
------------------------------------------------------------------------
Titan International, Inc., Sr. Unsec. Gtd.
  Global Notes, 8.00%, 01/15/12(c)                 380,000       368,600
========================================================================
                                                                 423,875
========================================================================

CONSTRUCTION MATERIALS-0.75%

Texas Industries, Inc., Sr. Unsec. Global
  Notes, 7.25%, 07/15/13(c)                         65,000        65,000
------------------------------------------------------------------------
U.S. Concrete, Inc., Sr. Unsec. Gtd. Sub.
  Global Notes, 8.38%, 04/01/14(c)                 365,000       323,481
========================================================================
                                                                 388,481
========================================================================

CONSUMER ELECTRONICS-0.36%

NXP BV/NXP Funding LLC (Netherlands), Sr.
  Sec. Gtd. Global Notes, 7.88%, 10/15/14(c)       195,000       185,738
========================================================================

CONSUMER FINANCE-4.16%

Ford Motor Credit Co. LLC,
  Sr. Notes, 9.88%, 08/10/11(c)                    120,000       114,895
------------------------------------------------------------------------
  Sr. Unsec. Notes,
  8.63%, 11/01/10(c)                               490,000       461,080
------------------------------------------------------------------------
  8.00%, 12/15/16(c)                               125,000       107,335
------------------------------------------------------------------------
  Unsub. Global Notes, 7.00%, 10/01/13(c)          520,000       440,367
------------------------------------------------------------------------
General Motors Acceptance Corp. LLC,
  Global Bonds, 8.00%, 11/01/31(c)(d)              575,000       478,688
------------------------------------------------------------------------
  Global Notes, 6.75%, 12/01/14(c)                 480,000       388,637
------------------------------------------------------------------------

AIM V.I. High Yield Fund


                                                PRINCIPAL
                                                 AMOUNT         VALUE
------------------------------------------------------------------------
CONSUMER FINANCE-(CONTINUED)

KAR Holdings Inc., Sr. Unsec. Gtd. Unsub.
  Notes, 8.75%, 05/01/14 (Acquired
  04/13/07-07/13/07; Cost $176,400)(b)(c)      $   180,000   $   166,050
========================================================================
                                                               2,157,052
========================================================================

DATA PROCESSING & OUTSOURCED SERVICES-0.24%

Iron Mountain Inc., Sr. Unsec. Gtd. Sub.
  Notes, 7.75%, 01/15/15(c)                        125,000       126,406
========================================================================

DISTILLERS & VINTNERS-0.73%

Constellation Brands, Inc., Sr. Gtd. Notes,
  7.25%, 05/15/17 (Acquired
  05/09/07-11/15/07; Cost $401,700)(b)(c)          410,000       380,787
========================================================================

DIVERSIFIED CHEMICALS-0.22%

Innophos Inc., Sr. Unsec. Gtd. Sub. Global
  Notes, 8.88%, 08/15/14(c)                        115,000       115,288
========================================================================

DIVERSIFIED COMMERCIAL & PROFESSIONAL
  SERVICES-2.16%

Aramark Corp., Sr. Unsec. Gtd. Global Note,
  8.50%, 02/01/15(c)                               125,000       127,031
------------------------------------------------------------------------
GEO Group, Inc. (The), Sr. Unsec. Global
  Notes, 8.25%, 07/15/13(c)                        408,000       413,100
------------------------------------------------------------------------
Mobile Services Group Inc., Sr. Unsec. Gtd.
  Global Notes, 9.75%, 08/01/14(c)                  60,000        55,500
------------------------------------------------------------------------
Travelport LLC,
  Sr. Unsec. Gtd. Global Notes, 9.88%,
  09/01/14(c)                                      380,000       389,975
------------------------------------------------------------------------
  Sr. Unsec. Gtd. Sub. Global Notes,
  11.88%, 09/01/16(c)                              125,000       133,906
========================================================================
                                                               1,119,512
========================================================================

DIVERSIFIED METALS & MINING-1.73%

Aleris International Inc., Sr. Unsec. Gtd.
  PIK Global Note, 9.00%, 12/15/14(c)              525,000       435,750
------------------------------------------------------------------------
FMG Finance Pty. Ltd. (Austria), Sr. Sec.
  Note, 10.63%, 09/01/16 (Acquired
  09/10/07-09/12/07; Cost $209,250)(b)(c)          180,000       207,450
------------------------------------------------------------------------
Freeport-McMoRan Copper & Gold Inc., Sr.
  Unsec. Notes, 8.25%, 04/01/15(c)                 240,000       255,600
========================================================================
                                                                 898,800
========================================================================

ELECTRIC UTILITIES-2.24%

Edison Mission Energy,
  Sr. Unsec. Global Notes, 7.00%,
  05/15/17(c)(d)                                   320,000       315,200
------------------------------------------------------------------------
  Sr. Unsec. Notes, 7.75%, 06/15/16(c)             155,000       161,588
------------------------------------------------------------------------
Elwood Energy LLC, Sr. Sec. Global Notes,
  8.16%, 07/05/26(c)                                77,486        77,486
------------------------------------------------------------------------
LSP Energy L.P./LSP Batesville Funding Corp.-
  Series C, Sr. Sec. Bonds, 7.16%,
  01/15/14(c)                                      156,414       156,511
------------------------------------------------------------------------
Mirant North America, LLC, Sr. Unsec. Gtd.
  Global Notes, 7.38%, 12/31/13(c)                 185,000       186,850
------------------------------------------------------------------------

                                                PRINCIPAL
                                                 AMOUNT         VALUE
------------------------------------------------------------------------

ELECTRIC UTILITIES-(CONTINUED)

Tenaska Alabama Partners L.P., Sr. Sec.
  Notes, 7.00%, 06/30/21 (Acquired
  12/12/06-05/21/07; Cost $266,439)(b)(c)      $   263,423   $   262,764
========================================================================
                                                               1,160,399
========================================================================

ELECTRICAL COMPONENTS & EQUIPMENT-0.36%

Baldor Electric Co., Sr. Unsec. Gtd. Notes,
  8.63%, 02/15/17(c)                               180,000       186,300
========================================================================

ELECTRONIC MANUFACTURING SERVICES-0.52%

Sanmina-SCI Corp., Sr. Unsec. Gtd. Sub.
  Global Notes, 6.75%, 03/01/13(c)(d)              310,000       271,250
========================================================================

ENVIRONMENTAL & FACILITIES SERVICES-0.24%

Allied Waste North America, Inc.-Series B,
  Sr. Sec. Gtd. Global Notes, 7.13%,
  11/15/16(c)(d)                                   125,000       125,625
========================================================================

FERTILIZERS & AGRICULTURAL CHEMICALS-0.29%

Mosaic Co. (The), Sr. Notes, 7.63%, 12/01/14
  (Acquired 11/16/06-08/24/07; Cost
  $140,400)(b)(c)                                  140,000       149,450
========================================================================

FOREST PRODUCTS-0.28%

Millar Western Forest Products Ltd. (Canada),
  Sr. Unsec. Global Notes, 7.75%, 11/15/13(c)      195,000       147,225
========================================================================

GENERAL MERCHANDISE STORES-0.70%

Pantry, Inc. (The), Sr. Gtd. Sub. Global
  Notes, 7.75%, 02/15/14(c)                        395,000       364,387
========================================================================

HEALTH CARE EQUIPMENT-0.16%

Viant Holdings Inc., Sr. Unsec. Gtd. Sub.
  Notes, 10.13%, 07/15/17 (Acquired 06/25/07;
  Cost $87,870)(b)(c)(f)                            87,000        81,345
========================================================================

HEALTH CARE FACILITIES-2.94%

Community Health Systems Inc., Sr. Unsec.
  Gtd. Global Notes, 8.88%, 07/15/15(c)            350,000       358,750
------------------------------------------------------------------------
HCA, Inc.,
  Sr. Sec. Gtd. Global Notes,
  9.13%, 11/15/14(c)                               140,000       145,950
------------------------------------------------------------------------
  9.25%, 11/15/16(c)                               600,000       634,500
------------------------------------------------------------------------
  Sr. Unsec. Global Notes, 6.38%, 01/15/15(c)       55,000        46,887
------------------------------------------------------------------------
  Sr. Unsec. Bonds, 7.50%, 11/06/33(c)             165,000       130,350
------------------------------------------------------------------------
Tenet Healthcare Corp., Sr. Unsec. Notes,
  6.38%, 12/01/11(c)                               229,000       210,680
========================================================================
                                                               1,527,117
========================================================================

HEALTH CARE SERVICES-1.19%

Omnicare Inc.,
  Sr. Unsec. Gtd. Sub. Notes,
  6.75%, 12/15/13(c)                               110,000       103,950
------------------------------------------------------------------------
  6.88%, 12/15/15(c)                               110,000       102,850
------------------------------------------------------------------------

AIM V.I. High Yield Fund


                                                PRINCIPAL
                                                 AMOUNT         VALUE
------------------------------------------------------------------------
HEALTH CARE SERVICES-(CONTINUED)

Rural/Metro Corp., Sr. Gtd. Sub. Global
  Notes, 9.88%, 03/15/15(c)                    $    56,000   $    53,340
------------------------------------------------------------------------
Universal Hospital Services Inc., Sr. Sec.
  PIK Global Notes, 8.50%, 06/01/15(c)              65,000        66,300
------------------------------------------------------------------------
US Oncology Inc., Sr. Unsec. Gtd. Global
  Notes, 9.00%, 08/15/12(c)                        295,000       292,050
========================================================================
                                                                 618,490
========================================================================

HEALTH CARE SUPPLIES-0.13%

Bausch & Lomb Inc., Sr. Unsec. Notes, 9.88%,
  11/01/15 (Acquired 10/16/07; Cost
  $64,838)(b)(c)                                    65,000        66,463
========================================================================

HOMEBUILDING-0.19%

TOUSA, Inc., Sr. Unsec. Gtd. Global Notes,
  9.00%, 07/01/10(c)                               163,000        70,905
------------------------------------------------------------------------
  9.00%, 07/01/10(c)                                60,000        26,250
========================================================================
                                                                  97,155
========================================================================

HOMEFURNISHING RETAIL-0.46%

Rent-A-Center Inc.-Series B, Sr. Unsec. Gtd.
  Sub. Global Notes, 7.50%, 05/01/10(c)            255,000       240,338
========================================================================

HOTELS, RESORTS & CRUISE LINES-1.20%

NCL Corp., Sr. Unsec. Unsub. Global Notes,
  10.63%, 07/15/14(c)                              626,000       622,087
========================================================================

HOUSEWARES & SPECIALTIES-0.57%

Yankee Acquisition Corp.-Series B, Sr. Gtd.
  Sub. Global Notes, 8.50%, 02/15/15(c)(d)         320,000       296,400
========================================================================

INDEPENDENT POWER PRODUCERS & ENERGY
  TRADERS-3.97%

AES Corp. (The),
  Sr. Notes, 8.00%, 10/15/17 (Acquired
  10/09/07-10/10/07; Cost $161,463)(b)(c)          160,000       164,000
------------------------------------------------------------------------
  Sr. Sec. Second Priority Notes, 8.75%,
  05/15/13 (Acquired 08/17/07-11/27/07; Cost
  $240,719)(b)(c)                                  231,100       242,077
------------------------------------------------------------------------
AES Red Oak LLC-Series A, Sr. Sec. Bonds,
  8.54%, 11/30/19(c)                               251,809       273,212
------------------------------------------------------------------------
Calpine Canada Energy Finance ULC (Canada),
  Sr. Unsec. Gtd. Notes, 8.50%, 05/01/08
  (Acquired 08/08/07; Cost $182,400)(b)(c)(g)      160,000       184,800
------------------------------------------------------------------------
Dynegy Holdings Inc., Sr. Unsec. Global
  Notes, 7.75%, 06/01/19(c)                        185,000       172,050
------------------------------------------------------------------------
Energy Future Holdings Corp.,-Series P,
  Sr. Unsec. Global Notes,
  5.55%, 11/15/14(c)                                 5,350         4,320
------------------------------------------------------------------------
  Sr. Unsec. Gtd. Notes, 10.88%, 11/01/17
  (Acquired 10/24/07-11/02/07; Cost
  210,450)(b)(c)                                   210,000       211,838
------------------------------------------------------------------------
Mirant Americas Generation LLC, Sr. Unsec.
  Notes, 8.50%, 10/01/21(c)                        185,000       171,125
------------------------------------------------------------------------

                                                PRINCIPAL
                                                 AMOUNT         VALUE
------------------------------------------------------------------------

INDEPENDENT POWER PRODUCERS & ENERGY TRADERS-(CONTINUED)

NRG Energy, Inc., Sr. Unsec. Gtd. Notes,
  7.38%, 02/01/16(c)                           $   145,000   $   142,281
------------------------------------------------------------------------
  7.38%, 01/15/17(c)                               255,000       250,219
------------------------------------------------------------------------
Texas Competitive Electric Holdings Co. LLC,
  Sr. Unsec. Gtd. Notes,
  10.25%, 11/01/15 (Acquired 11/29/07; Cost
  $90,250)(b)(c)                                    95,000        94,406
------------------------------------------------------------------------
  10.25%, 11/01/15 (Acquired 10/24/07; Cost
  $150,000)(b)(c)                                  150,000       149,063
========================================================================
                                                               2,059,391
========================================================================

INDUSTRIAL CONGLOMERATES-0.77%

Indalex Holding Corp.-Series B, Sr. Sec. Gtd.
  Global Notes, 11.50%, 02/01/14(c)                130,000       120,900
------------------------------------------------------------------------
TransDigm Inc., Sr. Unsec. Gtd. Sub. Global
  Notes, 7.75%, 07/15/14(c)                        275,000       280,500
========================================================================
                                                                 401,400
========================================================================

INDUSTRIAL MACHINERY-0.93%

Columbus McKinnon Corp., Sr. Sub. Global
  Notes, 8.88%, 11/01/13(c)                        158,000       164,320
------------------------------------------------------------------------
SPX Corp., Sr. Notes, 7.63%, 12/15/14
  (Acquired 12/10/07; Cost $90,000)(b)(c)           90,000        92,475
------------------------------------------------------------------------
Stewart & Stevenson LLC, Sr. Unsec. Gtd.
  Global Notes, 10.00%, 07/15/14(c)                225,000       227,250
========================================================================
                                                                 484,045
========================================================================

INTEGRATED TELECOMMUNICATION SERVICES-4.72%

Citizens Communications Co.,
  Sr. Unsec. Global Bonds, 9.00%, 08/15/31(c)      240,000       242,400
------------------------------------------------------------------------
  Sr. Unsec. Global Notes, 7.88%, 01/15/27(c)      325,000       309,969
------------------------------------------------------------------------
Hawaiian Telcom Communications Inc.-Series B,
  Sr. Unsec. Gtd. Global Notes, 9.75%,
  05/01/13(c)(d)                                   190,000       189,763
------------------------------------------------------------------------
Intelsat Intermediate Holding Co. Ltd.
  (Bermuda), Sr. Unsec. Gtd. Disc. Global
  Notes, 9.25%, 02/01/15(c)(e)                     690,000       569,250
------------------------------------------------------------------------
Qwest Communications International Inc., Sr.
  Unsec. Gtd. Global Notes, 7.25%,
  02/15/11(c)                                      625,000       623,437
------------------------------------------------------------------------
Windstream Corp., Sr. Unsec. Gtd. Unsub.
  Global Notes,
  8.13%, 08/01/13(c)                               310,000       324,725
------------------------------------------------------------------------
  8.63%, 08/01/16(c)                               180,000       189,900
========================================================================
                                                               2,449,444
========================================================================

INVESTMENT BANKING & BROKERAGE-0.70%

E*Trade Financial Corp.,
  Sr. Unsec. Global Notes, 8.00%,
  06/15/11(c)(d)                                   195,000       170,138
------------------------------------------------------------------------
  Sr. Unsec. Notes, 7.88%, 12/01/15(c)             250,000       191,250
========================================================================
                                                                 361,388
========================================================================

AIM V.I. High Yield Fund


                                                PRINCIPAL
                                                 AMOUNT         VALUE
------------------------------------------------------------------------

METAL & GLASS CONTAINERS-0.14%

Owens-Brockway Glass Container Inc., Sr.
  Unsec. Gtd. Global Notes, 8.25%,
  05/15/13(c)                                  $    71,000   $    73,840
========================================================================

MORTGAGE REIT'S-0.97%

Thornburg Mortgage Inc., Sr. Unsec. Global
  Notes, 8.00%, 05/15/13(c)(d)                     590,000       504,450
========================================================================

MOVIES & ENTERTAINMENT-1.44%

AMC Entertainment Inc., Sr. Unsec. Sub.
  Global Notes, 8.00%, 03/01/14(c)                 180,000       170,100
------------------------------------------------------------------------
Cinemark Inc., Sr. Unsec. Disc. Global Notes,
  9.75%, 03/15/14(c)(e)                            345,000       322,575
------------------------------------------------------------------------
Marquee Holdings Inc., Sr. Unsec. Global
  Notes, 12.00%, 08/15/14(c)                       315,000       253,575
========================================================================
                                                                 746,250
========================================================================

MULTI-LINE INSURANCE-0.48%

Crum & Forster Holdings Corp., Sr. Unsec.
  Global Notes, 7.75%, 05/01/17(c)                 255,000       251,175
========================================================================

MULTI-SECTOR HOLDINGS-0.30%

Leucadia National Corp., Sr. Unsec. Notes,
  8.13%, 09/15/15(c)                                80,000        81,015
------------------------------------------------------------------------
Stena A.B., Sr. Unsec. Global Notes, 7.50%,
  11/01/13(c)                                       75,000        74,081
========================================================================
                                                                 155,096
========================================================================

OIL & GAS EQUIPMENT & SERVICES-2.13%

Allis-Chalmers Energy Inc., Sr. Unsec. Gtd.
  Global Notes, 8.50%, 03/01/17(c)                 255,000       245,437
------------------------------------------------------------------------
Basic Energy Services Inc., Sr. Unsec. Gtd.
  Global Notes, 7.13%, 04/15/16(c)                 200,000       188,500
------------------------------------------------------------------------
Calfrac Holdings L.P., Sr. Notes, 7.75%,
  02/15/15 (Acquired 02/07/07; Cost
  $245,000)(b)(c)                                  245,000       234,588
------------------------------------------------------------------------
CHC Helicopter Corp. (Canada), Sr. Unsec.
  Gtd. Sub. Global Notes, 7.38%, 05/01/14(c)       195,000       185,738
------------------------------------------------------------------------
Compagnie Generale de Geophysique-Veritas
  (France), Sr. Unsec. Gtd. Global Notes,
  7.75%, 05/15/17(c)                               245,000       248,981
========================================================================
                                                               1,103,244
========================================================================

OIL & GAS EXPLORATION & PRODUCTION-5.33%

Chaparral Energy Inc.,
  Sr. Notes, 8.88%, 02/01/17 (Acquired
  02/06/07-12/10/07; Cost $376,100)(b)(c)          385,000       348,425
------------------------------------------------------------------------
  Sr. Unsec. Gtd. Global Notes, 8.50%,
  12/01/15(c)                                      130,000       117,488
------------------------------------------------------------------------
Cimarex Energy Co., Sr. Unsec. Gtd. Notes,
  7.13%, 05/01/17(c)                               315,000       313,031
------------------------------------------------------------------------
Clayton Williams Energy, Inc., Sr. Unsec.
  Gtd. Global Notes, 7.75%, 08/01/13(c)            100,000        88,125
------------------------------------------------------------------------
Delta Petroleum Corp., Sr. Unsec. Gtd. Global
  Notes, 7.00%, 04/01/15(c)                        445,000       380,475
------------------------------------------------------------------------

                                                PRINCIPAL
                                                 AMOUNT         VALUE
------------------------------------------------------------------------

OIL & GAS EXPLORATION & PRODUCTION-(CONTINUED)

Encore Acquisition Co., Sr. Unsec. Gtd. Sub.
  Global Notes, 6.00%, 07/15/15(c)             $   245,000   $   221,725
------------------------------------------------------------------------
Forest Oil Corp., Sr. Notes, 7.25%, 06/15/19
  (Acquired 06/01/07; Cost $130,000)(b)(c)         130,000       131,625
------------------------------------------------------------------------
Mariner Energy Inc., Sr. Unsec. Gtd. Notes,
  8.00%, 05/15/17(c)                                65,000        62,238
------------------------------------------------------------------------
OPTI Canada Inc. (Canada), Sr. Sec. Gtd.
  Notes, 8.25%, 12/15/14 (Acquired 02/14/07;
  Cost $266,156)(b)(c)                             255,000       253,087
------------------------------------------------------------------------
Quicksilver Resources Inc., Sr. Unsec. Gtd.
  Sub. Notes, 7.13%, 04/01/16(c)                   160,000       157,600
------------------------------------------------------------------------
Sabine Pass LNG, L.P., Sr. Sec. Global Notes,
  7.25%, 11/30/13(c)                               425,000       416,500
------------------------------------------------------------------------
Whiting Petroleum Corp., Sr. Unsec. Gtd. Sub.
  Global Notes, 7.00%, 02/01/14(c)                 280,000       276,500
========================================================================
                                                               2,766,819
========================================================================

OIL & GAS REFINING & MARKETING-0.35%

Petroplus Finance Ltd. (Switzerland), Sr.
  Gtd. Notes, 6.75%, 05/01/14 (Acquired
  09/06/07-10/31/07; Cost $184,200)(b)(c)          195,000       182,569
========================================================================

OIL & GAS STORAGE & TRANSPORTATION-1.60%

Copano Energy LLC, Sr. Unsec. Gtd. Global
  Notes, 8.13%, 03/01/16(c)                        410,000       416,150
------------------------------------------------------------------------
El Paso Corp., Sr. Unsec. Sub. Global Notes,
  6.88%, 06/15/14(c)                               180,000       182,250
------------------------------------------------------------------------
MarkWest Energy Partners L.P./MarkWest Energy
  Finance Corp.-Series B, Sr. Unsec. Gtd.
  Global Notes, 8.50%, 07/15/16(c)                  75,000        76,031
------------------------------------------------------------------------
Sabine Pass LNG, L.P., Sr. Sec. Global Notes,
  7.50%, 11/30/16(c)                               100,000        96,000
------------------------------------------------------------------------
Williams Partners L.P./Williams Partners
  Finance Corp., Sr. Unsec. Global Notes,
  7.25%, 02/01/17(c)                                60,000        61,920
========================================================================
                                                                 832,351
========================================================================

OTHER DIVERSIFIED FINANCIAL SERVICES-0.82%

NSG Holdings LLC/NSG Holdings Inc., Sr. Sec.
  Notes, 7.75%, 12/15/25 (Acquired 03/06/07;
  Cost $60,000)(b)(c)                               60,000        58,950
------------------------------------------------------------------------
Residential Capital Corp., Sr. Unsec. Gtd.
  Unsub. Notes, 7.50%, 02/22/11(c)                 360,000       227,700
------------------------------------------------------------------------
Residential Capital LLC, Sr. Unsec. Gtd.
  Unsub. Floating Rate Notes, 5.65%,
  06/09/08(c)(h)                                   160,000       138,000
========================================================================
                                                                 424,650
========================================================================

PACKAGED FOODS & MEATS-0.13%

Dole Foods Co. Inc., Sr. Unsec. Gtd. Global
  Notes, 7.25%, 06/15/10(c)                         72,000        66,600
========================================================================

AIM V.I. High Yield Fund


                                                PRINCIPAL
                                                 AMOUNT         VALUE
------------------------------------------------------------------------

PAPER PACKAGING-1.53%

Caraustar Industries, Inc., Unsec. Unsub.
  Notes, 7.38%, 06/01/09(c)                    $   665,000   $   581,875
------------------------------------------------------------------------
Jefferson Smurfit Corp., Sr. Unsec. Gtd.
  Unsub. Global Notes, 7.50%, 06/01/13(c)          219,000       210,787
========================================================================
                                                                 792,662
========================================================================

PAPER PRODUCTS-2.96%

Abitibi-Consolidated Finance L.P., Unsec.
  Gtd. Notes, 7.88%, 08/01/09(c)                   155,000       148,800
------------------------------------------------------------------------
Cellu Tissue Holdings, Inc., Sec. Gtd. Global
  Notes, 9.75%, 03/15/10(c)                        182,000       176,540
------------------------------------------------------------------------
Domtar Corp., Sr. Unsec. Gtd. Notes, 5.38%,
  12/01/13(c)                                       50,000        45,688
------------------------------------------------------------------------
Exopack Holding Corp., Sr. Unsec. Gtd. Global
  Notes, 11.25%, 02/01/14(c)                       145,000       142,825
------------------------------------------------------------------------
Georgia-Pacific Corp., Sr. Gtd. Notes,
  7.00%, 01/15/15 (Acquired
  12/13/06-01/10/07; Cost $125,013)(b)(c)          125,000       122,187
------------------------------------------------------------------------
  7.13%, 01/15/17 (Acquired
  12/13/06-02/21/07; Cost $141,000)(b)(c)          140,000       136,150
------------------------------------------------------------------------
Mercer International Inc., Sr. Unsec. Global
  Notes, 9.25%, 02/15/13(c)                        577,000       533,725
------------------------------------------------------------------------
Neenah Paper, Inc., Sr. Unsec. Gtd. Global
  Notes, 7.38%, 11/15/14(c)                        179,000       168,260
------------------------------------------------------------------------
NewPage Corp., Sr. Sec Notes, 10.00%,
  05/01/12 (Acquired 12/07/07; Cost
  $60,000)(b)(c)                                    60,000        60,750
========================================================================
                                                               1,534,925
========================================================================

PERSONAL PRODUCTS-0.96%

DEL Laboratories Inc., Sr. Unsec. Gtd. Sub.
  Global Notes, 8.00%, 02/01/12(c)                 230,000       235,175
------------------------------------------------------------------------
NBTY, Inc., Sr. Unsec. Gtd. Sub. Global
  Notes, 7.13%, 10/01/15(c)                        269,000       261,939
========================================================================
                                                                 497,114
========================================================================

PHARMACEUTICALS-1.40%

Elan Finance PLC/Elan Finance Corp.
  (Ireland), Sr. Unsec. Gtd. Global Notes,
  7.75%, 11/15/11(c)                               166,000       157,492
------------------------------------------------------------------------
  8.88%, 12/01/13(c)                               280,000       278,600
------------------------------------------------------------------------
Valeant Pharmaceuticals International, Sr.
  Unsec. Global Notes, 7.00%, 12/15/11(c)          300,000       289,875
========================================================================
                                                                 725,967
========================================================================

PUBLISHING-2.93%

Dex Media Inc., Sr. Unsec. Disc. Global
  Notes, 9.00%, 11/15/13(c)(e)                     504,000       462,420
------------------------------------------------------------------------
Donnelley, R.H. Corp., Sr. Notes, 8.88%,
  10/15/17 (Acquired 09/19/07; Cost
  $130,000)(b)(c)                                  130,000       121,550
------------------------------------------------------------------------
Idearc Inc., Sr. Unsec. Gtd. Global Notes,
  8.00%, 11/15/16 (Acquired
  11/01/06-08/07/07; Cost $241,500)(b)(c)          245,000       225,400
------------------------------------------------------------------------

                                                PRINCIPAL
                                                 AMOUNT         VALUE
------------------------------------------------------------------------

PUBLISHING-(CONTINUED)

MediMedia USA Inc., Sr. Sub. Notes, 11.38%,
  11/15/14 (Acquired 11/01/06; Cost
  $30,000)(b)(c)                               $    30,000   $    30,975
------------------------------------------------------------------------
Nielsen Finance LLC/Nielsen Finance Co., Sr.
  Unsec. Gtd. Sub. Disc. Global Notes,
  12.50%, 08/01/16(c)(e)                           390,000       277,875
------------------------------------------------------------------------
Reader's Digest Association Inc. (The), Sr.
  Unsec. Sub. Notes, 9.00%, 02/15/17
  (Acquired 10/04/07; Cost $239,200)(b)(c)         260,000       224,250
------------------------------------------------------------------------
Valassis Communications, Inc., Sr. Unsec.
  Gtd. Global Notes, 8.25%, 03/01/15(c)            195,000       176,475
========================================================================
                                                               1,518,945
========================================================================

RAILROADS-0.12%

Kansas City Southern de Mexico, S.A. de C.V.
  (Mexico), Sr. Unsec. Unsub. Notes, 7.38%,
  06/01/14 (Acquired 05/14/07; Cost
  65,000)(b)(c)                                     65,000        63,294
========================================================================

SEMICONDUCTOR EQUIPMENT-0.38%

Amkor Technology Inc., Sr. Unsec. Global
  Notes, 7.13%, 03/15/11(c)                        205,000       196,031
========================================================================

SEMICONDUCTORS-3.40%

Avago Technologies Finance Pte/ Avago
  Technologies U.S./ Avago Technologies
  Wireless (Singapore), Sr. Unsec. Gtd.
  Global Notes, 10.13%, 12/01/13(c)                285,000       303,881
------------------------------------------------------------------------
  Sr. Unsec. Gtd. Sub. Global Notes, 11.88%,
  12/01/15(c)                                      120,000       131,250
------------------------------------------------------------------------
Freescale Semiconductor Inc.,
  Sr. Unsec. Gtd. Global Notes,
  8.88%, 12/15/14(c)                               185,000       165,575
------------------------------------------------------------------------
  Sr. Unsec. Gtd. Sub. Global Notes,
  10.13%, 12/15/16(c)(d)                           485,000       401,338
------------------------------------------------------------------------
MagnaChip Semiconductor S.A./MagnaChip
  Semiconductor Finance Co. (South Korea),
  Sr. Sec. Gtd. Global Notes, 6.88%,
  12/15/11(c)(d)                                   360,000       306,900
------------------------------------------------------------------------
Spansion Inc., Sr. Sec. Floating Rate Notes,
  8.25%, 06/01/13 (Acquired 10/11/07; Cost
  $308,800)(b)(c)(h)                               320,000       288,000
------------------------------------------------------------------------
Viasystems Inc., Sr. Unsec. Gtd. Sub. Global
  Notes, 10.50%, 01/15/11(c)                       165,000       166,650
========================================================================
                                                               1,763,594
========================================================================

SPECIALTY CHEMICALS-1.37%

Johnsondiversey Holdings Inc., Sr. Unsec.
  Global Notes, 10.67%, 05/15/13(c)                190,000       192,850
------------------------------------------------------------------------
NewMarket Corp., Sr. Gtd. Global Notes,
  7.13%, 12/15/16(c)                               150,000       149,250
------------------------------------------------------------------------
Polypore Inc., Sr. Unsec. Gtd. Sub. Global
  Notes, 8.75%, 05/15/12(c)                        380,000       370,500
========================================================================
                                                                 712,600
========================================================================

SPECIALTY STORES-0.95%

Michaels Stores, Inc., Sr. Unsec. Gtd. Global
  Notes, 10.00%, 11/01/14(c)                       520,000       495,300
========================================================================

AIM V.I. High Yield Fund


                                                PRINCIPAL
                                                 AMOUNT         VALUE
------------------------------------------------------------------------

STEEL-0.62%

Metals USA, Inc.,
  Sr. Sec. Gtd. Global Notes, 11.13%,
  12/01/15(c)                                  $   155,000   $   162,169
------------------------------------------------------------------------
Steel Dynamics Inc., Sr. Notes,
  7.38%, 11/01/12 (Acquired 10/04/07; Cost
  $65,000)(b)(c)                                    65,000        65,812
------------------------------------------------------------------------
  Sr. Unsec. Gtd. Unsub. Notes, 6.75%,
  04/01/15 (Acquired 03/28/07; Cost
  95,000)(b)(c)                                     95,000        92,625
========================================================================
                                                                 320,606
========================================================================

TIRES & RUBBER-1.92%

Cooper Tire & Rubber Co., Unsec. Notes,
  8.00%, 12/15/19(c)                               380,000       358,150
------------------------------------------------------------------------
  7.63%, 03/15/27(c)                               260,000       232,700
------------------------------------------------------------------------
Goodyear Tire & Rubber Co. (The), Sr. Unsec.
  Global Notes, 9.00%, 07/01/15(c)                 380,000       403,750
========================================================================
                                                                 994,600
========================================================================

TRADING COMPANIES & DISTRIBUTORS-1.78%

United Rentals North America, Inc., Sr.
  Unsec. Gtd. Global Notes, 6.50%,
  02/15/12(c)                                      638,100       582,266
------------------------------------------------------------------------
Wesco Distribution Inc., Sr. Unsec. Gtd. Sub.
  Global Notes, 7.50%, 10/15/17(c)                 360,000       341,100
========================================================================
                                                                 923,366
========================================================================

TRUCKING-0.23%

Hertz Corp. (The), Sr. Unsec. Gtd. Global
  Notes, 8.88%, 01/01/14(c)                        120,000       122,100
========================================================================

WIRELESS TELECOMMUNICATION SERVICES-1.70%

Centennial Cellular Operating Co./Centennial
  Communications Corp., Sr. Unsec. Gtd.
  Global Notes, 10.13%, 06/15/13(c)                213,000       223,118
------------------------------------------------------------------------
Digicel Group Ltd. (Bermuda), Sr. Notes,
  8.88%, 01/15/15 (Acquired
  05/31/07-08/24/07; Cost $584,505)(b)(c)          615,000       574,256
------------------------------------------------------------------------
iPCS Inc., Sr. Sec. Gtd. Global Floating Rate
  First Lien Notes, 7.04%, 05/01/13(c)(h)           90,000        85,050
------------------------------------------------------------------------
                                                                 882,424
========================================================================
    Total Bonds & Notes (Cost $50,988,690)                    48,799,540
========================================================================

                                                 SHARES
COMMON STOCKS & OTHER EQUITY INTERESTS-0.92%

BROADCASTING & CABLE TV-0.68%

Adelphia Communications Corp., Sr. Notes,
  10.88%, 10/01/10(i)                                   --        33,210
------------------------------------------------------------------------
Adelphia Recovery Trust-Series ACC-1(i)            318,750        21,503
------------------------------------------------------------------------

------------------------------------------------------------------------
                                                 SHARES         VALUE
BROADCASTING & CABLE TV-(CONTINUED)

Adelphia Recovery Trust-Series ARAHOVA(i)          109,170   $    54,039
------------------------------------------------------------------------
Time Warner Cable, Inc.-Class A(d)(j)()              6,181       170,596
------------------------------------------------------------------------
Virgin Media Inc.                                    4,129        70,771
------------------------------------------------------------------------
XM Satellite Radio Holdings Inc.-Wts.,
  expiring 03/15/10(k)                                 182           364
========================================================================
                                                                 350,483
========================================================================

CONSTRUCTION MATERIALS-0.00%

Dayton Superior Corp.-Wts., expiring 06/15/09
  (Acquired 08/07/00; Cost $0)(b)(f)(k)(l)             175             0
========================================================================

INTEGRATED TELECOMMUNICATION SERVICES-0.00%

XO Holdings Inc.(j)                                     33            68
------------------------------------------------------------------------
XO Holdings Inc.-Class A-Wts., expiring
  01/16/10(k)                                        1,533           307
------------------------------------------------------------------------
XO Holdings Inc.-Class B-Wts., expiring
  01/16/10(k)                                        1,148           149
------------------------------------------------------------------------
XO Holdings Inc.-Class C-Wts., expiring
  01/16/10(k)                                        1,148            58
========================================================================
                                                                     582
========================================================================

WIRELESS TELECOMMUNICATION SERVICES-0.24%

iPCS, Inc.                                           3,489       125,569
========================================================================
    Total Common Stocks & Other Equity
      Interests (Cost $500,308)                                  476,634
========================================================================

PREFERRED STOCKS-0.43%

THRIFTS & MORTGAGE FINANCE-0.43%

Fannie Mae 8.25% Pfd.                                6,225       160,294
------------------------------------------------------------------------
Freddie Mac 8.38% Pfd.(j)                            2,500        65,375
========================================================================
    Total Preferred Stocks (Cost $218,125)                       225,669
========================================================================

                                                PRINCIPAL
                                                 AMOUNT
ASSET-BACKED SECURITIES-0.28%

ELECTRIC UTILITIES-0.28%

Reliant Energy Mid-Atlantic Power Holdings,
  LLC- Series B, Sr. Unsec. Pass Through
  Ctfs., 9.24%, 07/02/17 (Cost $132,979)       $   132,444       146,350
========================================================================

SENIOR SECURED FLOATING RATE INTEREST
  LOANS-0.18%

AIRLINES-0.18%

Evergreen International Aviation Inc.,
  First Lien Term Loan, 8.82%, 10/31/11(c)(h)       94,985        91,186
------------------------------------------------------------------------
  10.75%, 10/31/11(c)(h)                             2,288         2,196
========================================================================
    Total Senior Secured Floating Rate
      Interest Loans (Cost $96,501)                               93,382
========================================================================

AIM V.I. High Yield Fund

                                                PRINCIPAL
                                                 AMOUNT         VALUE
------------------------------------------------------------------------

                                                 SHARES         VALUE
------------------------------------------------------------------------
MONEY MARKET FUNDS-2.12%

Liquid Assets Portfolio-Institutional
  Class(m)                                         549,765   $   549,765
------------------------------------------------------------------------
Premier Portfolio-Institutional Class(m)           549,765       549,765
========================================================================
    Total Money Market Funds (Cost
      $1,099,530)                                              1,099,530
========================================================================
TOTAL INVESTMENTS (excluding investments
  purchased with cash collateral from
  securities on loan)-97.98% (Cost
  $53,036,133)                                                50,841,105
========================================================================


------------------------------------------------------------------------
                                                 SHARES         VALUE
------------------------------------------------------------------------

INVESTMENTS PURCHASED WITH CASH COLLATERAL
  FROM SECURITIES ON LOAN MONEY MARKET
  FUNDS-7.32%

Liquid Assets Portfolio-Institutional Class
  (Cost $3,796,191)(m)(n)                        3,796,191   $ 3,796,191
========================================================================
TOTAL INVESTMENTS-105.29% (Cost $56,832,324)                  54,637,296
========================================================================
OTHER ASSETS LESS LIABILITIES-(5.29)%                         (2,746,522)
========================================================================
NET ASSETS-100.00%                                           $51,890,774
________________________________________________________________________
========================================================================

Investment Abbreviations:

Ctfs                       - Certificates
Deb.                       - Debentures
Disc.                      - Discounted
Gtd.                       - Guaranteed
Pfd.                       - Preferred
PIK                        - Payment in Kind
REIT                       - Real Estate Investment Trust
Sec.                       - Secured
Sr.                        - Senior
Sub.                       - Subordinated
Unsec.                     - Unsecured
Unsub.                     - Unsubordinated
Wts.                       - Warrants

Notes to Schedule of Investments:

(a) Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. and Standard & Poor's.
(b) Security not registered under the Securities Act of 1933, as amended (e.g., the security was purchased in a Rule 144A transaction or a Regulation D transaction). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The Fund has no rights to demand registration of these securities. The aggregate value of these securities at December 31, 2007 was $7,972,664, which represented 15.36% of the Fund's Net Assets. Unless otherwise indicated, these securities are not considered to be illiquid.
(c) In accordance with the procedures established by the Board of Trustees, security fair valued based on an evaluated quote provided by an independent pricing service. The aggregate value of these securities at December 31, 2007 was $48,892,922, which represented 94.22% of the Fund's Net Assets. See
    Note 1A.
(d) All or a portion of this security was out on loan at December 31, 2007.
(e) Step coupon bond issued at discount. The interest rate represents the coupon rate at which the bond will accrue at a specified future date.
(f) Security considered to be illiquid. The Fund is limited to investing 15% of net assets in illiquid securities at the time of purchase. The aggregate value of these securities considered illiquid at December 31, 2007 was $81,345, which represented 0.16% of the Fund's Net Assets.
(g) Defaulted security. Currently, the issuer is in default with respect to interest payments. The value of this security at December 31, 2007 represented 0.36% of the Fund's Net Assets.
(h) Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on December 31, 2007.
(i) Non-income producing security. Acquired as part of the Adelphia Communications bankruptcy reorganization.
(j) Non-income producing security.
(k) Non-income producing security acquired as part of a unit with or in exchange for other securities.
(l) Security fair valued in good faith in accordance with the procedures established by the Board of Trustees. The value of this security at December 31, 2007 represented less than 0.01% of the Fund's Net Assets. See Note 1A.
(m) The money market fund and the Fund are affiliated by having the same investment advisor. See Note 3.
(n) The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower's return of the securities loaned. See Note 8.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM V.I. High Yield Fund

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2007

ASSETS:

Investments, at value (Cost $51,936,603)*           $ 49,741,575
----------------------------------------------------------------
Investments in affiliated money market funds (Cost
  $4,895,721)                                          4,895,721
================================================================
    Total investments (Cost $56,832,324)              54,637,296
================================================================
Cash                                                      99,789
----------------------------------------------------------------
Receivables for:
  Fund shares sold                                       295,039
----------------------------------------------------------------
  Dividends and Interest                               1,061,370
----------------------------------------------------------------
Investment for trustee deferred compensation and
  retirement plans                                        41,516
----------------------------------------------------------------
Other assets                                                 593
================================================================
    Total assets                                      56,135,603
________________________________________________________________
================================================================

LIABILITIES:

Payables for:
  Investments purchased                                  255,571
----------------------------------------------------------------
  Fund shares reacquired                                  13,899
----------------------------------------------------------------
  Trustee deferred compensation and retirement
    plans                                                 45,944
----------------------------------------------------------------
  Collateral upon return of securities loaned          3,796,191
----------------------------------------------------------------
  Unrealized depreciation on swap agreements              46,097
----------------------------------------------------------------
  Premiums received on swap agreements                    11,853
----------------------------------------------------------------
Accrued administrative services fees                      32,354
----------------------------------------------------------------
Accrued distribution fees -- Series II                       423
----------------------------------------------------------------
Accrued trustees' and officer's fees and benefits            608
----------------------------------------------------------------
Accrued transfer agent fees                                1,086
----------------------------------------------------------------
Accrued operating expenses                                40,803
================================================================
    Total liabilities                                  4,244,829
================================================================
Net assets applicable to shares outstanding         $ 51,890,774
________________________________________________________________
================================================================

NET ASSETS CONSIST OF:

Shares of beneficial interest                       $ 60,369,677
----------------------------------------------------------------
Undistributed net investment income                    4,329,317
----------------------------------------------------------------
Undistributed net realized gain (loss)               (10,567,095)
----------------------------------------------------------------
Unrealized appreciation (depreciation)                (2,241,125)
================================================================
                                                    $ 51,890,774
________________________________________________________________
================================================================

NET ASSETS:

Series I                                            $ 51,224,846
________________________________________________________________
================================================================
Series II                                           $    665,928
________________________________________________________________
================================================================

SHARES OUTSTANDING, $0.001 PAR VALUE PER SHARE,
  UNLIMITED NUMBER OF SHARES AUTHORIZED:

Series I                                               8,924,643
________________________________________________________________
================================================================
Series II                                                116,404
________________________________________________________________
================================================================
Series I:
  Net asset value per share                         $       5.74
________________________________________________________________
================================================================
Series II:
  Net asset value per share                         $       5.72
________________________________________________________________
================================================================

* At December 31, 2007, securities with an aggregate value of $3,719,716 were on loan to brokers.

STATEMENT OF OPERATIONS

For the year ended December 31, 2007

INVESTMENT INCOME:

Interest                                             $ 4,644,784
----------------------------------------------------------------
Dividends from affiliated money market funds
  (includes securities lending income of $110,000)       211,197
----------------------------------------------------------------
Dividends                                                 34,552
================================================================
    Total investment income                            4,890,533
================================================================

EXPENSES:

Advisory fees                                            364,789
----------------------------------------------------------------
Administrative services fees                             187,978
----------------------------------------------------------------
Custodian fees                                            21,012
----------------------------------------------------------------
Distribution fees-Series II                                1,852
----------------------------------------------------------------
Transfer agent fees                                       12,524
----------------------------------------------------------------
Trustees' and officer's fees and benefits                 18,390
----------------------------------------------------------------
Professional services fees                                48,908
----------------------------------------------------------------
Other                                                     18,080
================================================================
    Total expenses                                       673,533
================================================================
Less: Fees waived and expense offset arrangement(s)     (118,824)
================================================================
    Net expenses                                         554,709
================================================================
Net investment income                                  4,335,824
================================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM:

Net realized gain from:
  Investment securities (includes net gains from
    securities sold to affiliates of $291)               719,598
----------------------------------------------------------------
  Swap agreements                                         53,438
================================================================
                                                         773,036
================================================================
Change in net unrealized appreciation
  (depreciation) of:
  Investment securities                               (3,993,051)
----------------------------------------------------------------
  Swap agreements                                        (46,097)
================================================================
                                                      (4,039,148)
================================================================
    Net realized and unrealized gain (loss)           (3,266,112)
================================================================
Net increase in net assets resulting from
  operations                                         $ 1,069,712
________________________________________________________________
================================================================

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM V.I. High Yield Fund

STATEMENT OF CHANGES IN NET ASSETS

For the years ended December 31, 2007 and 2006

                                                                 2007           2006
----------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income                                       $ 4,335,824    $ 3,893,306
----------------------------------------------------------------------------------------
  Net realized gain                                               773,036      1,321,873
----------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation)         (4,039,148)       486,551
========================================================================================
    Net increase in net assets resulting from operations        1,069,712      5,701,730
========================================================================================
Distributions to shareholders from net investment income:
  Series I                                                     (3,849,927)    (4,779,802)
----------------------------------------------------------------------------------------
  Series II                                                       (46,750)       (74,015)
========================================================================================
    Decrease in net assets resulting from distributions        (3,896,677)    (4,853,817)
========================================================================================
Share transactions-net:
  Series I                                                     (4,318,662)     2,787,332
----------------------------------------------------------------------------------------
  Series II                                                      (218,532)      (666,577)
========================================================================================
    Net increase (decrease) in net assets resulting from
     share transactions                                        (4,537,194)     2,120,755
========================================================================================
    Net increase (decrease) in net assets                      (7,364,159)     2,968,668
========================================================================================

NET ASSETS:

  Beginning of year                                            59,254,933     56,286,265
========================================================================================
  End of year (including undistributed net investment income
    of $4,329,317 and $3,856,303, respectively)               $51,890,774    $59,254,933
________________________________________________________________________________________
========================================================================================

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM V.I. High Yield Fund

NOTES TO FINANCIAL STATEMENTS

December 31, 2007

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM V.I. High Yield Fund (the "Fund") is a series portfolio of AIM Variable Insurance Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of twenty separate portfolios, (each constituting a "Fund"). The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies ("variable products"). Matters affecting each Fund or class will be voted on exclusively by the shareholders of such Fund or class. Current Securities and Exchange Commission ("SEC") guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each Fund or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.

    The Fund's investment objective is a high level of current income.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy.

       Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations, including commercial paper, having 60 days or less to maturity are recorded at amortized cost which approximates value. Debt securities are subject to interest rate and credit risks. In addition, all debt securities involve some risk of default with respect to interest and/or principal payments.

       Senior secured floating rate loans and senior secured floating rate debt securities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may reflect appropriate factors such as ratings, tranche type, industry, company performance, spread, individual trading characteristics, institution-size trading in similar groups of securities and other market data.

       A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

       Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and may make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economical upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

       Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices.

       Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value.

       Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer's assets, general economic conditions, interest rates, investor perceptions and market liquidity.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.

AIM V.I. High Yield Fund


       The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds as received are included in the Statement of Operations as realized gain/loss for investments no longer held and as unrealized gain/loss for investments still held.

       Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain
     (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.

       The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. COUNTRY DETERMINATION -- For the purposes of making investment selection decisions and presentation in the Schedule of Investments, AIM may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer's securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America unless otherwise noted.

D. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid to separate accounts of participating insurance companies annually and recorded on ex-dividend date.

E. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund's taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

       The Fund files tax returns in the U.S. federal jurisdiction and certain other jurisdictions. Generally the Fund is subject to examinations by such taxing authorities for tax periods after 2003.

F. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.

G. ACCOUNTING ESTIMATES -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates.

H. INDEMNIFICATIONS -- Under the Trust's organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust's investment manager) is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I. LOWER-RATED SECURITIES -- The Fund normally invests at least 80% of its net assets in lower-quality debt securities, i.e., "junk bonds". Investments in lower-rated securities or unrated securities of comparable quality tend to be more sensitive to economic conditions than higher rated securities. Junk bonds involve a greater risk of default by the issuer because such securities are generally unsecured and are often subordinated to other creditors' claims.

J. FOREIGN CURRENCY TRANSLATIONS -- Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (i) sales of foreign currencies, (ii) currency gains or losses realized between the trade and settlement dates on securities transactions, and (iii) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

       The Fund may invest in foreign securities which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Taxes are accrued based on the Fund's current interpretation of tax regulations and rates that exist in the foreign markets in which the Fund invests.

K. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the

AIM V.I. High Yield Fund

     relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. Fluctuations in the value of these contracts are recorded as unrealized appreciation (depreciation) until the contracts are closed. When these contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations. The Fund could be exposed to risk, which may be in excess of the amount reflected in the Statement of Assets and Liabilities, if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

L. SWAP AGREEMENTS -- The Fund may enter into various swap transactions, including interest rate, index, currency exchange rate and credit default swap contracts ("CDS") for investment purposes or to manage interest rate, currency or credit risk.

       Interest rate, index, and currency exchange rate swap agreements are two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index.

       A CDS is an agreement between two parties ("Counterparties") to exchange the credit risk of an issuer. A buyer of a CDS is said to buy protection by paying an upfront payment and/or a fixed payment over the life of the agreement to the seller of the CDS. If a defined credit event occurs (such as payment default or bankruptcy), the Fund as a protection buyer would cease paying its fixed payment, the Fund would deliver the corresponding bonds, or other similar bonds issued by the same reference entity to the seller, and the seller would pay the full notional value, or the "par value", of the referenced obligation to the Fund. A seller of a CDS is said to sell protection and thus would receive an upfront payment and/or a fixed payment over the life of the agreement. If a credit event occurs, the Fund as a protection seller would cease to receive the fixed payment stream, the Fund would pay the buyer the full notional value of the referenced obligation, and the Fund would receive the corresponding bonds or similar bonds issued by the same reference entity. If no credit event occurs, the Fund receives the fixed payment over the life of the agreement. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the CDS. Because the CDS is a bilateral agreement between Counterparties, the transaction can alternatively be settled by a cash payment in the case of a credit event.

       Changes in the value of swap agreements are recognized as unrealized gains (losses) in the Statement of Operations by "marking to market" on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Statement of Assets and Liabilities and may be referred to as upfront payments. The Fund amortizes upfront payments and/or accrues for the fixed payment stream on swap agreements on a daily basis with the net amount, recorded as a component of realized gain (loss) on the Statement of Operations. A liquidation payment received or made at the termination of a swap agreement is recorded as realized gain (loss) on the Statement of Operations. The Fund segregates liquid securities having a value at least equal to the amount of the potential obligation of a Fund under any swap transaction. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and counterparty risk in excess of amounts recognized on the Statement of Assets and Liabilities.

M. COLLATERAL -- To the extent the Fund has pledged or segregated a security as collateral and that security is subsequently sold, it is the Fund's practice to replace such collateral no later than the next business day. This practice does not apply to securities pledged as collateral for securities lending transactions.

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM based on the annual rate of the Fund's average daily net assets as follows:

AVERAGE NET ASSETS                                             RATE
--------------------------------------------------------------------
First $200 million                                            0.625%
--------------------------------------------------------------------
Next $300 million                                             0.55%
--------------------------------------------------------------------
Next $500 million                                             0.50%
--------------------------------------------------------------------
Over $1 billion                                               0.45%
 ___________________________________________________________________
====================================================================


    AIM has contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual operating expenses (excluding certain items discussed below) of Series I shares to 0.95% and Series II shares to 1.20% of average daily net assets, through at least April 30, 2009. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the net annual operating expenses to exceed the numbers reflected above: (i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary items; (v) expenses related to a merger or reorganization, as approved by the Fund's Board of Trustees; and (vi) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, in addition to the expense reimbursement arrangement with Invesco Ltd. ("Invesco") described more fully below, the only expense offset arrangements from which the Fund may benefit are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. These credits are used to pay certain expenses incurred by the Fund.

    Further, effective July 1, 2007, AIM has contractually agreed, through at least April 30, 2009, to waive 100% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds (excluding investments made in affiliated money market

AIM V.I. High Yield Fund

funds with cash collateral from securities loaned by the fund). Prior to July 1, 2007, AIM had voluntarily agreed to waive 25% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds.

    For the year ended December 31, 2007, AIM waived advisory fees of $110,948.

    At the request of the Trustees of the Trust, Invesco agreed to reimburse expenses incurred by the Fund in connection with market timing matters in the AIM Funds, which may include legal, audit, shareholder reporting, communications and trustee expenses. For the year ended December 31, 2007, Invesco did not reimburse any expenses.

    The Trust has entered into a master administrative services agreement with AIM pursuant to which the Fund has agreed to pay AIM a fee for costs incurred in providing accounting services and fund administrative services to the Fund and to reimburse AIM for administrative services fees paid to insurance companies that have agreed to provide services to the participants of separate accounts. These administrative services provided by the insurance companies may include, among other things: the printing of prospectuses, financial reports and proxy statements and the delivery of the same to existing participants; the maintenance of master accounts; the facilitation of purchases and redemptions requested by the participants; and the servicing of participants' accounts. Pursuant to such agreement, for the year ended December 31, 2007, AIM was paid $50,000 for accounting and fund administrative services and reimbursed $137,978 for services provided by insurance companies.

    The Trust has entered into a transfer agency and service agreement with AIM Investment Services, Inc. ("AIS") pursuant to which the Fund has agreed to pay AIS a fee for providing transfer agency and shareholder services to the Fund and reimburse AIS for certain expenses incurred by AIS in the course of providing such services. For the year ended December 31, 2007, expenses incurred under the agreement are shown in the Statement of Operations as transfer agent fees.

    The Trust has entered into a master distribution agreement with A I M Distributors, Inc. ("ADI") to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Series II shares (the "Plan"). The Fund, pursuant to the Plan, pays ADI compensation at the annual rate of 0.25% of the Fund's average daily net assets of Series II shares. Of the Plan payments, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. For the year ended December 31, 2007, expenses incurred under the Plan are detailed in the Statement of Operations as distribution fees.

NOTE 3--INVESTMENTS IN AFFILIATES

The Fund is permitted, pursuant to procedures approved by the Board of Trustees, to invest daily available cash balances and cash collateral from securities lending transactions in affiliated money market funds. The Fund and the money market funds below have the same investment advisor and therefore, are considered to be affiliated. The tables below show the transactions in and earnings from investments in affiliated money market funds for the year ended December 31, 2007. During the period each investment maintained a $1.00 net asset value, as such there is no realized gain/(loss) and no change in unrealized appreciation/(depreciation).


INVESTMENTS OF DAILY AVAILABLE CASH BALANCES:

                     VALUE          PURCHASES          PROCEEDS            VALUE        DIVIDEND
FUND               12/31/06          AT COST          FROM SALES         12/31/07        INCOME
-------------------------------------------------------------------------------------------------
Liquid Assets
Portfolio-Institutional
  Class           $1,494,785       $19,782,320       $(20,727,340)      $  549,765      $ 50,673
-------------------------------------------------------------------------------------------------
Premier
Portfolio-Institutional
  Class            1,494,785        19,782,320        (20,727,340)         549,765        50,524
=================================================================================================
  Subtotal        $2,989,570       $39,564,640       $(41,454,680)      $1,099,530      $101,197
_________________________________________________________________________________________________
=================================================================================================

INVESTMENTS OF CASH COLLATERAL FROM SECURITIES LENDING TRANSACTIONS:

                     VALUE          PURCHASES          PROCEEDS            VALUE        DIVIDEND
FUND               12/31/06          AT COST          FROM SALES         12/31/07        INCOME*
-------------------------------------------------------------------------------------------------
Liquid Assets
Portfolio-Institutional
  Class           $2,240,339       $19,900,019       $(18,344,167)      $3,796,191      $ 80,436
-------------------------------------------------------------------------------------------------
STIC Prime
Portfolio-Institutional
  Class            2,240,340         5,550,189         (7,790,529)              --        29,564
=================================================================================================
  Subtotal        $4,480,679       $25,450,208       $(26,134,696)      $3,796,191      $110,000
=================================================================================================
  Total
    Investments
    in
    Affiliates    $7,470,249       $65,014,848       $(67,589,376)      $4,895,721      $211,197
_________________________________________________________________________________________________
=================================================================================================

* Net of compensation to counterparties.

NOTE 4--SECURITY TRANSACTIONS WITH AFFILIATED FUNDS

The Fund is permitted to purchase or sell securities from or to certain other AIM Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment advisor (or affiliated investment advisors), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the year ended December 31, 2007, the Fund engaged in securities sales of $504,583, which resulted in net realized gains of $291, and securities purchases of $229,171.

AIM V.I. High Yield Fund

NOTE 5--EXPENSE OFFSET ARRANGEMENT

The expense offset arrangement is comprised of custodian credits which result from periodic overnight cash balances at the custodian. For the year ended December 31, 2007, the Fund received credits from this arrangement, which resulted in the reduction of the Fund's total expenses of $7,876.

NOTE 6--TRUSTEES' AND OFFICER'S FEES AND BENEFITS

"Trustees' and Officer's Fees and Benefits" include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and "Trustees' and Officer's Fees and Benefits" also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. "Trustees' and Officer's Fees and Benefits" include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

    During the year ended December 31, 2007, the Fund paid legal fees of $3,693 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 7--BORROWINGS

Pursuant to an exemptive order from the SEC, the Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. A loan will be secured by collateral if the Fund's aggregate borrowings from all sources exceed 10% of the Fund's total assets. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan.

    The Fund is a party to an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000, or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM, which are parties to the credit facility, can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan.

    During the year ended December 31, 2007, the Fund did not borrow or lend under the interfund lending facility or borrow under the uncommitted unsecured revolving credit facility.

    Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and AIM, not to exceed the contractually agreed upon rate.

NOTE 8--PORTFOLIO SECURITIES LOANED

The Fund may lend portfolio securities having a market value up to one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. The Fund could also experience delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested.

    At December 31, 2007, securities with an aggregate value of $3,719,716 were on loan to brokers. The loans were secured by cash collateral of $3,796,191 received by the Fund and subsequently invested in affiliated money market funds. For the year ended December 31, 2007, the Fund received dividends on cash collateral investments of $110,000 for securities lending transactions, which are net of compensation to counterparties.

AIM V.I. High Yield Fund

NOTE 9--CREDIT DEFAULT SWAP AGREEMENTS

                                    OPEN CREDIT DEFAULT SWAP AGREEMENTS AT PERIOD-END
--------------------------------------------------------------------------------------------------------------------------
                                                                                               NOTIONAL       UNREALIZED
                                                   BUY/SELL     (PAY)/RECEIVE    EXPIRATION     AMOUNT       APPRECIATION
COUNTERPARTY          REFERENCE ENTITY            PROTECTION     FIXED RATE         DATE         (000)      (DEPRECIATION)
--------------------------------------------------------------------------------------------------------------------------
Lehman
  Brothers,
  Inc.        Allied Waste North America, Inc.       Sell            3.25%        09/20/12       $120          $ (1,799)
--------------------------------------------------------------------------------------------------------------------------
Lehman
  Brothers,
  Inc.        Dole Foods Co. Inc.                    Sell            6.15%        09/20/12        120           (10,053)
--------------------------------------------------------------------------------------------------------------------------
Lehman
  Brothers,
  Inc.        MBIA Inc.                              Sell            6.25%        12/20/08        310           (10,390)
--------------------------------------------------------------------------------------------------------------------------
Lehman
  Brothers,
  Inc.        Pulte Homes Inc.                       Sell            4.20%        12/20/08        210              (982)
--------------------------------------------------------------------------------------------------------------------------
Lehman
  Brothers,
  Inc.        Pulte Homes Inc.                       Sell            4.40%        12/20/08        180              (510)
--------------------------------------------------------------------------------------------------------------------------
Lehman
  Brothers,
  Inc.        Residential Capital, LLC               Sell            5.00%(a)     03/20/08        510           (22,918)
--------------------------------------------------------------------------------------------------------------------------
Lehman
  Brothers,
  Inc.        Tenet Healthcare                       Sell            3.75%        12/20/08        360               685
==========================================================================================================================
                                                                                                               $(45,967)
==========================================================================================================================
Lehman
  Brothers,
  Inc.        Windstream Corp.                        Buy           (2.17)%       09/20/13        180          $ (2,077)
--------------------------------------------------------------------------------------------------------------------------
Lehman
  Brothers,
  Inc.        United Parcel                           Buy           (0.26)%       12/20/17        180             1,947
==========================================================================================================================
                                                                                                               $   (130)
==========================================================================================================================
  Total
    Credit
    Default
    Swap
  Agreements                                                                                                   $(46,097)
__________________________________________________________________________________________________________________________
==========================================================================================================================

(a)  Unamortized premium at period-end of $11,853.

NOTE 10--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS

DISTRIBUTIONS TO SHAREHOLDERS:

The tax character of distributions paid during the years ended December 31, 2007 and 2006 was as follows:

                                                                 2007          2006
--------------------------------------------------------------------------------------
Distributions paid from ordinary income                       $3,896,677    $4,853,817
______________________________________________________________________________________
======================================================================================


TAX COMPONENTS OF NET ASSETS:

As of December 31, 2007, the components of net assets on a tax basis were as follows:

                                                                    2007
----------------------------------------------------------------------------
Undistributed ordinary income                                   $  4,320,042
----------------------------------------------------------------------------
Undistributed appreciation (depreciation) -- investments          (2,315,021)
----------------------------------------------------------------------------
Temporary book/tax differences                                       (36,822)
----------------------------------------------------------------------------
Capital loss carryforward                                        (10,225,025)
----------------------------------------------------------------------------
Post-October capital loss deferral                                  (222,077)
----------------------------------------------------------------------------
Shares of beneficial interest                                     60,369,677
============================================================================
  Total net assets                                              $ 51,890,774
____________________________________________________________________________
============================================================================


    The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's net unrealized appreciation (depreciation) difference is attributable primarily to losses on wash sales and the realization for tax purposes of unrealized gains (losses) on swap agreements.

    The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

    Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions. Under these limitation rules, the Fund is limited as of December 31, 2007 to utilizing $5,421,323 of capital loss carryforward in the fiscal year ended December 31, 2008.

AIM V.I. High Yield Fund


    The Fund utilized $994,536 of capital loss carryforward in the current period to offset net realized capital gain for federal income tax purposes. The Fund has a capital loss carryforward as of December 31, 2007 which expires as follows:

                                                                CAPITAL LOSS
EXPIRATION                                                      CARRYFORWARD*
-----------------------------------------------------------------------------
December 31, 2010                                                $10,225,025
_____________________________________________________________________________
=============================================================================

* Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

NOTE 11--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended December 31, 2007 was $62,944,194 and $65,304,141, respectively.

UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENT SECURITIES ON A TAX BASIS
-------------------------------------------------------------------------------
Aggregate unrealized appreciation of investment securities         $   473,586
-------------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities        (2,788,607)
===============================================================================
Net unrealized appreciation (depreciation) of investment
  securities                                                       $(2,315,021)
_______________________________________________________________________________
===============================================================================
Cost of investments for tax purposes is $56,952,317.

NOTE 12--RECLASSIFICATION OF PERMANENT DIFFERENCES

Primarily as a result of differing book/tax treatment of swap agreements, on December 31, 2007, undistributed net investment income was increased by $33,867 and undistributed net realized gain (loss) was decreased by $33,867. This reclassification had no effect on the net assets of the Fund.

NOTE 13--SHARE INFORMATION

                                           CHANGES IN SHARES OUTSTANDING
--------------------------------------------------------------------------------------------------------------------
                                                                     YEAR ENDED                   YEAR ENDED
                                                                DECEMBER 31, 2007(A)           DECEMBER 31, 2006
                                                              -------------------------    -------------------------
                                                                SHARES        AMOUNT         SHARES        AMOUNT
--------------------------------------------------------------------------------------------------------------------
Sold:
  Series I                                                     4,258,577    $26,501,855     3,750,321    $23,392,683
--------------------------------------------------------------------------------------------------------------------
  Series II                                                        6,878         42,592         1,887         11,586
====================================================================================================================
Issued as reinvestment of dividends:
  Series I                                                       669,553      3,849,927       786,151      4,779,801
--------------------------------------------------------------------------------------------------------------------
  Series II                                                        8,159         46,750        12,214         74,015
====================================================================================================================
Reacquired:
  Series I                                                    (5,538,034)   (34,670,444)   (4,078,880)   (25,385,152)
--------------------------------------------------------------------------------------------------------------------
  Series II                                                      (49,587)      (307,874)     (122,412)      (752,178)
====================================================================================================================
                                                                (644,454)   $(4,537,194)      349,281    $ 2,120,755
____________________________________________________________________________________________________________________
====================================================================================================================

(a) There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate they own 77% of the outstanding shares of the Fund. The Fund and the Fund's principal underwriter or advisor, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, AIM and/or AIM affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, AIM and or AIM affiliates including but not limited to services such as, securities brokerage, third party record keeping and account servicing and administrative services. The Trust has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

NOTE 14--SIGNIFICANT EVENT

At a meeting held on December 13, 2007, the Board of Trustees of Trust approved certain proposals to be presented for shareholder approval at a special meeting of the shareholders of the Trust intended to be held on February 29, 2008 (the "Special Meeting"). At the Special Meeting, shareholders of record as of the close of business on November 30, 2007, are entitled to vote their respective shares on several proposals that including among others the following proposal(s).

    New proposed sub-advisory agreement between A I M Advisors, Inc. ("AIM") and each of AIM Funds Management Inc., Invesco Asset Management Deutschland, GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Global Asset Management (N.A.), Inc., Invesco Hong Kong Limited, Invesco Institutional (N.A.), Inc. and Invesco Senior Secured Management, Inc. (collectively, the "Affiliated Sub-Advisers") (the "New Sub-advisory Arrangements"). This proposal is intended to benefit the Fund and its shareholders by permitting AIM to

AIM V.I. High Yield Fund

utilize the additional resources and talent of these affiliated sub-advisers in managing the Fund. Because AIM would pay all of the sub-advisory fees of the sub-advisers, the new sub-advisory agreements would not affect the fees the Fund pays pursuant to the advisory agreement. If approved by shareholders, the New Sub-advisory Arrangements are expected to become effective on or about May 1, 2008.

NOTE 15--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                      SERIES I
                                                              ---------------------------------------------------------
                                                                               YEAR ENDED DECEMBER 31,
                                                              ---------------------------------------------------------
                                                               2007          2006       2005       2004          2003
-----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $  6.12       $  6.03    $  6.45    $  5.97       $  5.00
-----------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income(a)                                       0.46          0.45       0.43       0.42          0.49
-----------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                 (0.38)         0.19      (0.26)      0.23          0.91
=======================================================================================================================
  Net increase from payments by affiliates                         --            --         --       0.02            --
=======================================================================================================================
    Total from investment operations                             0.08          0.64       0.17       0.67          1.40
=======================================================================================================================
Less dividends from net investment income                       (0.46)        (0.55)     (0.59)     (0.19)        (0.43)
=======================================================================================================================
Net asset value, end of period                                $  5.74       $  6.12    $  6.03    $  6.45       $  5.97
_______________________________________________________________________________________________________________________
=======================================================================================================================
Total return(b)                                                  1.24%        10.74%      2.72%     11.25%(c)     28.04%
_______________________________________________________________________________________________________________________
=======================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $51,225       $58,336    $54,731    $96,602       $37,267
_______________________________________________________________________________________________________________________
=======================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                 0.96%(d)      0.96%      1.01%      1.04%         1.20%
-----------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements              1.15%(d)      1.18%      1.16%      1.04%         1.20%
=======================================================================================================================
Ratio of net investment income to average net assets             7.42%(d)      7.22%      6.58%      6.79%         8.54%
_______________________________________________________________________________________________________________________
=======================================================================================================================
Portfolio turnover rate                                           113%          135%        69%       131%          101%
_______________________________________________________________________________________________________________________
=======================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.
(c) Total return is after reimbursement the advisor has agreed to pay for an economic loss due to a trading error. Total return before reimbursement by the advisor was 10.90%.
(d)  Ratios are based on average daily net assets of $57,625,515.

                                                                                    SERIES II
                                                              -----------------------------------------------------
                                                                             YEAR ENDED DECEMBER 31,
                                                              -----------------------------------------------------
                                                               2007         2006      2005      2004          2003
-------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $  6.09       $6.00    $ 6.43    $  5.95       $ 4.99
-------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income(a)                                       0.44       0.43       0.41       0.41         0.49
-------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                 (0.38)      0.19      (0.26)      0.24         0.90
===================================================================================================================
  Net increase from payments by affiliates                         --         --         --       0.01           --
===================================================================================================================
    Total from investment operations                             0.06       0.62       0.15       0.66         1.39
===================================================================================================================
Less dividends from net investment income                       (0.43)      (0.53)    (0.58)     (0.18)       (0.43)
===================================================================================================================
Net asset value, end of period                                $  5.72       $6.09    $ 6.00    $  6.43       $ 5.95
___________________________________________________________________________________________________________________
===================================================================================================================
Total return(b)                                                  1.01%      10.41%     2.43%     11.14%(c)    27.89%
___________________________________________________________________________________________________________________
===================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $   666       $919     $1,556    $ 1,072       $1,251
___________________________________________________________________________________________________________________
===================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                 1.21%(d)   1.21%      1.22%      1.24%        1.45%
-------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements              1.40%(d)   1.43%      1.41%      1.29%        1.45%
===================================================================================================================
Ratio of net investment income to average net assets             7.17%(d)   6.97%      6.37%      6.59%        8.29%
___________________________________________________________________________________________________________________
===================================================================================================================
Portfolio turnover rate                                           113%       135%        69%       131%         101%
___________________________________________________________________________________________________________________
===================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.
(c) Total return is after reimbursement the advisor has agreed to pay for an economic loss due to a trading error. Total return before reimbursement by the advisor was 10.96%.
(d)  Ratios are based on average daily net assets of $740,672.

AIM V.I. High Yield Fund


NOTE 16--LEGAL PROCEEDINGS

Terms used in the Legal Proceedings Note are defined terms solely for the purpose of this note.


PENDING LITIGATION AND REGULATORY INQUIRIES


On August 30, 2005, the West Virginia Office of the State Auditor -- Securities Commission ("WVASC") issued a Summary Order to Cease and Desist and Notice of Right to Hearing to A I M Advisors, Inc. ("AIM") and A I M Distributors, Inc. ("ADI") (Order No. 05-1318). The WVASC makes findings of fact that AIM and ADI entered into certain arrangements permitting market timing of the AIM Funds and failed to disclose these arrangements in the prospectuses for such Funds, and conclusions of law to the effect that AIM and ADI violated the West Virginia securities laws. The WVASC orders AIM and ADI to cease any further violations and seeks to impose monetary sanctions, including restitution to affected investors, disgorgement of fees, reimbursement of investigatory, administrative and legal costs and an "administrative assessment," to be determined by the Commissioner. Initial research indicates that these damages could be limited or capped by statute. By agreement with the Commissioner of Securities, AIM's time to respond to that Order has been indefinitely suspended.

    Civil lawsuits, including purported class action and shareholder derivative suits, have been filed against certain of the AIM Funds, INVESCO Funds Group, Inc. ("IFG") (the former investment advisor to certain AIM Funds), AIM, ADI and/or related entities and individuals, depending on the lawsuit, alleging:

    - that the defendants permitted improper market timing and related activity in the AIM Funds; and

    - that certain AIM Funds inadequately employed fair value pricing.

    These lawsuits allege as theories of recovery, depending on the lawsuit, violations of various provisions of the Federal and state securities laws and ERISA, negligence, breach of fiduciary duty and/or breach of contract. These lawsuits seek remedies that include, depending on the lawsuit, damages, restitution, injunctive relief, imposition of a constructive trust, removal of certain directors and/or employees, various corrective measures under ERISA, rescission of certain AIM Funds' advisory agreements and/or distribution plans and recovery of all fees paid.

    All lawsuits based on allegations of market timing, late trading and related issues have been transferred to the United States District Court for the District of Maryland (the "MDL Court"). Pursuant to an Order of the MDL Court, plaintiffs in these lawsuits consolidated their claims for pre-trial purposes into three amended complaints against various AIM- and IFG-related parties: (i) a Consolidated Amended Class Action Complaint purportedly brought on behalf of shareholders of the AIM Funds; (ii) a Consolidated Amended Fund Derivative Complaint purportedly brought on behalf of the AIM Funds and fund registrants; and (iii) an Amended Class Action Complaint for Violations of the Employee Retirement Income Securities Act ("ERISA") purportedly brought on behalf of participants in Invesco Ltd. ("Invesco") 401(k) plan. Based on orders issued by the MDL Court, all claims asserted against the AIM Funds that have been transferred to the MDL Court have been dismissed, although certain Funds remain nominal defendants in the Consolidated Amended Fund Derivative Complaint. On September 15, 2006, the MDL Court granted the Invesco defendants' motion to dismiss the Amended Class Action Complaint for Violations of ERISA and dismissed such Complaint. The plaintiff has commenced an appeal from that decision.

    IFG, AIM, ADI and/or related entities and individuals have received inquiries from numerous regulators in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, among others, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to
Section 529 college savings plans and procedures for locating lost security holders. IFG, AIM and ADI have advised the Fund that they are providing full cooperation with respect to these inquiries. Regulatory actions and/or additional civil lawsuits related to these or other issues may be filed against the AIM Funds, IFG, AIM and/or related entities and individuals in the future.

    At the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the outcome of the Pending Litigation and Regulatory Inquiries described above may have on AIM, ADI or the Fund.

AIM V.I. High Yield Fund

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of AIM Variable Insurance Funds and Shareholders of AIM V.I. High Yield Fund:



In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of AIM V.I. High Yield Fund, (one of the funds constituting AIM Variable Insurance Funds, hereafter referred to as the "Fund") at December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights for each of the periods ended on or before December 31, 2004 were audited by another independent registered public accounting firm whose report dated February 4, 2005 expressed an unqualified opinion on those statements.

PRICEWATERHOUSECOOPERS LLP

February 12, 2008
Houston, Texas

AIM V.I. High Yield Fund

CALCULATING YOUR ONGOING FUND EXPENSES

EXAMPLE

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service fees (12b-1); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2007, through December 31, 2007.

The actual and hypothetical expenses in the examples below do not represent the effect of any fees or other expenses assessed in connection with a variable product; if they did, the expenses shown would be higher while the ending account values shown would be lower.

ACTUAL EXPENSES

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return.

    The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

    Please note that the expenses shown in the table are meant to highlight your ongoing costs. Therefore, the hypothetical information is useful in comparing ongoing costs, and will not help you determine the relative total costs of owning different funds.

                                                                                           HYPOTHETICAL
                                                                                     (5% ANNUAL RETURN BEFORE
                                                          ACTUAL                            EXPENSES)
                                                 ENDING                                               EXPENSES
                             BEGINNING           ACCOUNT          EXPENSES           ENDING             PAID          ANNUALIZED
                           ACCOUNT VALUE          VALUE          PAID DURING      ACCOUNT VALUE        DURING          EXPENSE
CLASS                       (07/01/07)        (12/31/07)(1)       PERIOD(2)        (12/31/07)         PERIOD(2)         RATIO
Series I                     $1,000.00          $  980.40          $ 4.84           $1,020.32           $4.94            0.97%
Series II                     1,000.00             979.50            6.09            1,019.06            6.21            1.22

(1) The actual ending account value is based on the actual total return of the Fund for the period July 1, 2007, through December 31, 2007, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund's expense ratio and a hypothetical annual return of 5% before expenses.
(2) Expenses are equal to the Fund's annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

AIM V.I. High Yield Fund

TAX INFORMATION

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

  The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state's requirement.

  The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended December 31, 2007:

          FEDERAL AND STATE INCOME TAX
          Corporate Dividends Received
            Deduction*                                  0%


* The above percentages are based on ordinary income dividends paid to shareholders during the Fund's fiscal year.

AIM V.I. High Yield Fund

TRUSTEES AND OFFICERS

The address of each trustee and officer of AIM Variable Insurance Funds (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. Each trustee oversees 104 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

                                                                                       OTHER
                                  TRUSTEE                                              TRUSTEESHIP(S)/
NAME, YEAR OF BIRTH AND           AND/OR                                               DIRECTORSHIP(S)
POSITION(S) HELD WITH THE         OFFICER    PRINCIPAL OCCUPATION(S)                   HELD BY
TRUST                             SINCE      DURING PAST 5 YEARS                       TRUSTEE/ DIRECTOR
-------------------------------------------------------------------------------------------------------------------------
 Interested Persons
-------------------------------------------------------------------------------------------------------------------------

   Martin L. Flanagan(1) -- 1960  2007       Director, Chief Executive Officer and     None
   Trustee                                   President, Invesco Ltd. (ultimate parent
                                             of AIM and a global investment
                                             management firm) and, Invesco Holding
                                             Company (parent of AIM and a global
                                             investment management firm); Chairman,
                                             A I M Advisors, Inc. (registered
                                             investment advisor); Director, Chairman,
                                             Chief Executive Officer and President,
                                             IVZ Inc. (holding company); and INVESCO
                                             North American Holdings, Inc. (holding
                                             company); Chairman and President,
                                             INVESCO Group Services, Inc. (service
                                             provider); Trustee, The AIM Family of
                                             Funds(R); Vice Chairman, Investment
                                             Company Institute; and Member of
                                             Executive Board, SMU Cox School of
                                             Business

                                             Formerly: Chairman, Investment Company
                                             Institute; President, Co-Chief Executive
                                             Officer, Co-President, Chief Operating
                                             Officer and Chief Financial Officer,
                                             Franklin Resources, Inc. (global
                                             investment management organization)
-------------------------------------------------------------------------------------------------------------------------

   Philip A. Taylor(2) -- 1954    2006       Director, Chief Executive Officer and     None
   Trustee, President and                    President, AIM Mutual Fund Dealer Inc.
   Principal                                 (registered broker dealer), A I M
   Executive Officer                         Advisors, Inc., AIM Funds Management
                                             Inc. d/b/a INVESCO Enterprise Services
                                             (registered investment advisor and
                                             registered transfer agent), AIM Trimark
                                             Corporate Class Inc. (formerly AIM
                                             Trimark Global Fund Inc.) (corporate
                                             mutual fund company) and AIM Trimark
                                             Canada Fund Inc. (corporate mutual fund
                                             company), and 1371 Preferred Inc.
                                             (holding company); Director, Chairman,
                                             Chief Executive Officer and President,
                                             A I M Management Group Inc. (financial
                                             services holding company) and A I M
                                             Capital Management, Inc. (registered
                                             investment advisor); Director and
                                             President, INVESCO Funds Group, Inc.
                                             (registered investment advisor and
                                             register transfer agent) and AIM GP
                                             Canada Inc. (general partner for a
                                             limited partnership); Director, A I M
                                             Distributors, Inc. (registered broker
                                             dealer); Director and Chairman, AIM
                                             Investment Services, Inc. (registered
                                             transfer agent) and INVESCO
                                             Distributors, Inc. (registered broker
                                             dealer); Director, President and
                                             Chairman, IVZ Callco Inc. (holding
                                             company), INVESCO Inc. (holding company)
                                             and AIM Canada Holdings Inc. (holding
                                             company); Trustee, President and
                                             Principal Executive Officer of The AIM
                                             Family of Funds--Registered Trademark--
                                             (other than AIM Treasurer's Series
                                             Trust, Short-Term Investments Trust and
                                             Tax-Free Investments Trust); Trustee and
                                             Executive Vice President, The AIM Family
                                             of Funds--Registered Trademark-- (AIM
                                             Treasurer's Series Trust, Short-Term
                                             Investments Trust and Tax-Free
                                             Investments Trust only); and Manager,
                                             PowerShares Capital Management LLC

                                             Formerly: Director and Chairman, Fund
                                             Management Company (registered broker
                                             dealer); President and Principal
                                             Executive Officer, The AIM Family of
                                             Funds--Registered Trademark-- (AIM
                                             Treasurer's Series Trust, Short-Term
                                             Investments Trust and Tax-Free
                                             Investments Trust only); Chairman, AIM
                                             Canada Holdings, Inc.; President, AIM
                                             Trimark Global Fund Inc. and AIM Trimark
                                             Canada Fund Inc.; and Director, Trimark
                                             Trust (federally regulated Canadian
                                             Trust Company)
-------------------------------------------------------------------------------------------------------------------------
 Independent Trustees
-------------------------------------------------------------------------------------------------------------------------

   Bruce L. Crockett -- 1944      1993       Chairman, Crockett Technology Associates  ACE Limited (insurance company);
   Trustee and Chair                         (technology consulting company)           and Captaris, Inc. (unified
                                                                                       messaging provider)
-------------------------------------------------------------------------------------------------------------------------

   Bob R. Baker -- 1936           2004       Retired                                   None
   Trustee
-------------------------------------------------------------------------------------------------------------------------

   Frank S. Bayley -- 1939        2001       Retired                                   None
   Trustee

                                             Formerly: Partner, law firm of Baker &
                                             McKenzie and Director, Badgley Funds,
                                             Inc. (registered investment company) (2
                                             portfolios)
-------------------------------------------------------------------------------------------------------------------------

   James T. Bunch -- 1942         2004       Founder, Green, Manning & Bunch Ltd.,     None
   Trustee                                   (investment banking firm)

                                             Formerly: Director, Policy Studies, Inc.
                                             and Van Gilder Insurance Corporation
-------------------------------------------------------------------------------------------------------------------------

   Albert R. Dowden -- 1941       2000       Director of a number of public and        None
   Trustee                                   private business corporations, including
                                             the Boss Group Ltd. (private investment
                                             and management); Reich & Tang Funds
                                             (Chairman) (registered investment
                                             company) (7 portfolios), Daily Income
                                             Fund (4 portfolios), California Daily
                                             Tax Free Income Fund, Inc., Connecticut
                                             Daily Tax Free Income Fund, Inc. and New
                                             Jersey Daily Municipal Fund, Inc.,
                                             Annuity and Life Re (Holdings), Ltd.
                                             (insurance company), and Homeowners of
                                             America Holding Corporation (property
                                             casualty company)

                                             Formerly: Director, CompuDyne
                                             Corporation (provider of product and
                                             services to the public security market);
                                             Director, President and Chief Executive
                                             Officer, Volvo Group North America,
                                             Inc.; Senior Vice President, AB Volvo;
                                             Director of various affiliated Volvo
                                             companies; and Director, Magellan
                                             Insurance Company
-------------------------------------------------------------------------------------------------------------------------

   Jack M. Fields -- 1952         1997       Chief Executive Officer, Twenty First     Administaff
   Trustee                                   Century Group, Inc. (government affairs
                                             company); and Owner and Chief Executive
                                             Officer, Dos Angelos Ranch, L.P.
                                             (cattle, hunting, corporate
                                             entertainment)

                                             Formerly: Chief Executive Officer,
                                             Texana Timber LP (sustainable forestry
                                             company), and Discovery Global Education
                                             Fund (non-profit)

-------------------------------------------------------------------------------------------------------------------------

   Carl Frischling -- 1937        1993       Partner, law firm of Kramer Levin         Director, Reich & Tang Funds) (15
   Trustee                                   Naftalis and Frankel LLP                  portfolios)
-------------------------------------------------------------------------------------------------------------------------

   Prema Mathai-Davis -- 1950     1998       Formerly: Chief Executive Officer, YWCA   None
   Trustee                                   of the USA
-------------------------------------------------------------------------------------------------------------------------

   Lewis F. Pennock -- 1942       1993       Partner, law firm of Pennock & Cooper     None
   Trustee
-------------------------------------------------------------------------------------------------------------------------

   Larry Soll -- 1942             2004       Retired                                   None
   Trustee
-------------------------------------------------------------------------------------------------------------------------

   Raymond Stickel, Jr. -- 1944   2005       Retired                                   None
   Trustee                                   Formerly: Partner, Deloitte & Touche;
                                             and Director, Mainstay VP Series Funds,
                                             Inc. (25 portfolios)
-------------------------------------------------------------------------------------------------------------------------

(1) Mr. Flanagan was appointed as Trustee of the Trust on February 24, 2007. Mr. Flanagan is considered an interested person of the Trust because he is an officer of the advisor to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the advisor to the Trust.
(2) Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.

AIM V.I. High Yield Fund

                                                                                       OTHER
                                  TRUSTEE                                              TRUSTEESHIP(S)/
NAME, YEAR OF BIRTH AND           AND/OR                                               DIRECTORSHIP(S)
POSITION(S) HELD WITH THE         OFFICER    PRINCIPAL OCCUPATION(S)                   HELD BY TRUSTEE/
TRUST                             SINCE      DURING PAST 5 YEARS                       DIRECTOR
-------------------------------------------------------------------------------------------------------------------------
 Other Officers
-------------------------------------------------------------------------------------------------------------------------

   Russell C. Burk -- 1958        2005       Senior Vice President and Senior Officer  N/A
   Senior Vice President and                 of The AIM Family of Funds--Registered
   Senior Officer                            Trademark--
                                             Formerly: Director of Compliance and
                                             Assistant General Counsel, ICON
                                             Advisers, Inc.; Financial Consultant,
                                             Merrill Lynch; General Counsel and
                                             Director of Compliance, ALPS Mutual
                                             Funds, Inc.
-------------------------------------------------------------------------------------------------------------------------

   John M. Zerr -- 1962           2006       Director, Senior Vice President,          N/A
   Senior Vice President, Chief              Secretary and General Counsel, A I M
   Legal Officer and Secretary               Management Group Inc., A I M Advisors,
                                             Inc. and A I M Capital Management, Inc.;
                                             Director, Vice President and Secretary,
                                             AIM Investment Services, Inc. and
                                             INVESCO Distributors, Inc.; Director,
                                             Senior Vice President and Secretary,
                                             A I M Distributors, Inc.; Director and
                                             Vice President, INVESCO Funds Group
                                             Inc.; Senior Vice President, Chief Legal
                                             Officer and Secretary of The AIM Family
                                             of Funds--Registered Trademark--; and
                                             Manager, PowerShares Capital Management
                                             LLC

                                             Formerly: Director, Vice President and
                                             Secretary, Fund Management Company; Vice
                                             President, A I M Capital Management,
                                             Inc.; Chief Operating Officer, Senior
                                             Vice President, General Counsel and
                                             Secretary, Liberty Ridge Capital, Inc.
                                             (an investment adviser); Vice President
                                             and Secretary, PBHG Funds (an investment
                                             company); Vice President and Secretary,
                                             PBHG Insurance Series Fund (an
                                             investment company); General Counsel and
                                             Secretary, Pilgrim Baxter Value
                                             Investors (an investment adviser); Chief
                                             Operating Officer, General Counsel and
                                             Secretary, Old Mutual Investment
                                             Partners (a broker-dealer); General
                                             Counsel and Secretary, Old Mutual Fund
                                             Services (an administrator); General
                                             Counsel and Secretary, Old Mutual
                                             Shareholder Services (a shareholder
                                             servicing center); Executive Vice
                                             President, General Counsel and
                                             Secretary, Old Mutual Capital, Inc. (an
                                             investment adviser); and Vice President
                                             and Secretary, Old Mutual Advisors Funds
                                             (an investment company)
-------------------------------------------------------------------------------------------------------------------------

   Lisa O. Brinkley -- 1959       2004       Global Compliance Director, Invesco       N/A
   Vice President                            Ltd.; and Vice President of The AIM
                                             Family of Funds--Registered Trademark--

                                             Formerly: Senior Vice President, A I M
                                             Management Group Inc. (financial
                                             services holding company); Senior Vice
                                             President and Chief Compliance Officer,
                                             A I M Advisors, Inc. and The AIM Family
                                             of Funds--Registered Trademark--; Vice
                                             President and Chief Compliance Officer,
                                             A I M Capital Management, Inc. and A I M
                                             Distributors, Inc.; Vice President, AIM
                                             Investment Services, Inc. and Fund
                                             Management Company; Senior Vice
                                             President and Chief Compliance Officer
                                             of The AIM Family of Funds--Registered
                                             Trademark--; and Senior Vice President
                                             and Compliance Director, Delaware
                                             Investments Family of Funds
-------------------------------------------------------------------------------------------------------------------------

   Kevin M. Carome -- 1956        2003       General Counsel, Secretary and Senior
   Vice President                            Managing Director, Invesco Ltd.;
                                             Director and Secretary, Invesco Holding
                                             Company Limited, IVZ, Inc. and INVESCO
                                             Group Services, Inc.; Director, INVESCO
                                             Funds Group, Inc.; Secretary, INVESCO
                                             North American Holdings, Inc.; and Vice
                                             President of The AIM Family of
                                             Funds--Registered Trademark--

                                             Formerly: Senior Managing Director,       N/A
                                             Invesco Holding Company Limited;
                                             Director, Senior Vice President,
                                             Secretary and General Counsel, A I M
                                             Management Group Inc. and A I M
                                             Advisors, Inc.; Senior Vice President,
                                             A I M Distributors, Inc.; Director,
                                             General Counsel and Vice President, Fund
                                             Management Company; Vice President,
                                             A I M Capital Management, Inc. and AIM
                                             Investment Services, Inc.; Senior Vice
                                             President, Chief Legal Officer and
                                             Secretary of The AIM Family of
                                             Funds--Registered Trademark--; Director
                                             and Vice President, INVESCO
                                             Distributors, Inc.; Chief Executive
                                             Officer and President, INVESCO Funds
                                             Group, Inc.; and Senior Vice President
                                             and General Counsel, Liberty Financial
                                             Companies, Inc.
-------------------------------------------------------------------------------------------------------------------------

   Sidney M. Dilgren -- 1961      2004       Vice President, A I M Advisors, Inc. and  N/A
   Vice President, Principal                 A I M Capital Management, Inc.; and Vice
   Financial Officer and                     President, Treasurer and Principal
   Treasurer                                 Financial Officer of The AIM Family of
                                             Funds--Registered Trademark--

                                             Formerly: Fund Treasurer, A I M
                                             Advisors, Inc.; Senior Vice President,
                                             AIM Investment Services, Inc.; and Vice
                                             President, A I M Distributors, Inc.
-------------------------------------------------------------------------------------------------------------------------

   Karen Dunn Kelley -- 1960      2004       Head of Invesco's World Wide Fixed
   Vice President                            Income and Cash Management Group;
                                             Director of Cash Management and Senior
                                             Vice President, A I M Advisors, Inc. and
                                             A I M Capital Management, Inc; Executive
                                             Vice President, A I M Distributors,
                                             Inc.; Senior Vice President, A I M
                                             Management Group Inc.; Vice President,
                                             The AIM Family of Funds--Registered
                                             Trademark-- (other than AIM Treasurer's
                                             Series Trust, Short-Term Investments
                                             Trust and Tax-Free Investments Trust);
                                             and President and Principal Executive
                                             Officer, The AIM Family of
                                             Funds--Registered Trademark-- (AIM
                                             Treasurer's Series Trust, Short-Term
                                             Investments Trust and Tax-Free
                                             Investments Trust only)

                                             Formerly: Director and President, Fund    N/A
                                             Management Company; Chief Cash
                                             Management Officer and Managing
                                             Director, A I M Capital Management,
                                             Inc.; Vice President, A I M Advisors,
                                             Inc. and The AIM Family of
                                             Funds--Registered Trademark-- (AIM
                                             Treasurer's Series Trust, Short-Term
                                             Investments Trust and Tax-Free
                                             Investments Trust only)
-------------------------------------------------------------------------------------------------------------------------

   Lance A. Rejsek -- 1967        2005       Anti-Money Laundering Compliance          N/A
   Anti-Money Laundering                     Officer, A I M Advisors, Inc., A I M
   Compliance Officer                        Capital Management, Inc., A I M
                                             Distributors, Inc., AIM Investment
                                             Services, Inc., AIM Private Asset
                                             Management, Inc. and The AIM Family of
                                             Funds--Registered Trademark--
                                             Formerly: Anti-Money Laundering
                                             Compliance Officer, Fund Management
                                             Company; and Manager of the Fraud
                                             Prevention Department, AIM Investment
                                             Services, Inc.
-------------------------------------------------------------------------------------------------------------------------

   Todd L. Spillane -- 1958       2006       Senior Vice President, A I M Management   N/A
   Chief Compliance Officer                  Group Inc.; Senior Vice President and
                                             Chief Compliance Officer, A I M
                                             Advisors, Inc. and A I M Capital
                                             Management, Inc.; Chief Compliance
                                             Officer of The AIM Family of
                                             Funds--Registered Trademark--, Invesco
                                             Global Asset Management (N.A.), Inc.,
                                             (registered investment advisor), Invesco
                                             Institutional (N.A.), Inc., (registered
                                             investment advisor), INVESCO Private
                                             Capital Investments, Inc. (holding
                                             company), Invesco Private Capital, Inc.
                                             (registered investment advisor) and
                                             Invesco Senior Secured Management, Inc.
                                             (registered investment advisor); and
                                             Vice President, A I M Distributors, Inc.
                                             and AIM Investment Services, Inc.

                                             Formerly: Vice President, A I M Capital
                                             Management, Inc. and Fund Management
                                             Company; Global Head of Product
                                             Development, AIG-Global Investment
                                             Group, Inc.; and Chief Compliance
                                             Officer and Deputy General Counsel,
                                             AIG-SunAmerica Asset Management
-------------------------------------------------------------------------------------------------------------------------

The Statement of Additional Information of the Trust includes additional information about the Fund's Trustees and is available upon request, without charge, by calling 1.800.410.4246.

OFFICE OF THE FUND            INVESTMENT ADVISOR       DISTRIBUTOR              AUDITORS
11 Greenway Plaza             A I M Advisors, Inc.     A I M Distributors,      PricewaterhouseCoopers
Suite 100                     11 Greenway Plaza        Inc.                     LLP
Houston, TX 77046-1173        Suite 100                11 Greenway Plaza        1201 Louisiana Street
                              Houston, TX 77046-1173   Suite 100                Suite 2900
                                                       Houston, TX 77046-1173   Houston, TX 77002-5678

COUNSEL TO THE FUND           COUNSEL TO THE           TRANSFER AGENT           CUSTODIAN
Ballard Spahr                 INDEPENDENT TRUSTEES     AIM Investment           State Street Bank and
Andrews & Ingersoll, LLP      Kramer, Levin, Naftalis  Services, Inc.           Trust
1735 Market Street, 51st      & Frankel LLP            P.O. Box 4739            Company
Floor                         1177 Avenue of the       Houston, TX 77210-4739   225 Franklin Street
Philadelphia, PA 19103-7599   Americas                                          Boston, MA 02110-2801
                              New York, NY 10036-2714

INTERNATIONAL/GLOBAL EQUITY

International/Global Growth

                                                          AIM V.I. International
                                                                     Growth Fund
                               Annual Report to Shareholders - December 31, 2007

The Fund provides a complete list of
its holdings four times in each
fiscal year, at the quarter-ends. For
the second and fourth quarters, the
lists appear in the Fund's semiannual
and annual reports to shareholders.
For the first and third quarters, the
Fund files the lists with the
Securities and Exchange Commission
(SEC) on Form N-Q. The Fund's Form
N-Q filings are available on the SEC
Web site, sec.gov. Copies of the
Fund's Forms N-Q may be reviewed and
copied at the SEC Public Reference
Room in Washington, D.C.You can
obtain information on the operation
of the Public Reference Room,                                [COVER GLOBE IMAGE]
including information about
duplicating fee charges, by calling
202-942-8090 or 800-732-0330, or by
electronic request at the following
E-mail address: publicinfo@sec.gov.
The SEC file numbers for the Fund are
811-07452 and 033-57340. The Fund's
most recent portfolio holdings, as
filed on Form N-Q, have also been
made available to insurance companies
issuing variable annuity contracts
and variable life insurance policies
("variable products") that invest in
the Fund.

A description of the policies and                     AIM V.I. INTERNATIONAL GROWTH FUND's investment
procedures that the Fund uses to                            objective is long-term growth of capital.
determine how to vote proxies
relating to portfolio securities is
available without charge, upon
request, from our Client Services
department at 800-410-4246 or on the
AIM Web site, AIMinvestments.com. On
the home page, scroll down and click
on Proxy Policy. The information is
also available on the SEC Web site,
sec.gov.

Information regarding how the Fund      UNLESS OTHERWISE STATED, INFORMATION PRESENTED IN THIS REPORT
voted proxies related to its            IS AS OF DECEMBER 31, 2007, AND IS BASED ON TOTAL NET ASSETS.
portfolio securities during the 12
months ended June 30, 2007, is
available at our Web site. Go to
AIMinvestments.com, access the About
Us tab, click on Required Notices and
then click on Proxy Voting Activity.                  UNLESS OTHERWISE NOTED, ALL DATA IN THIS REPORT
Next, select the Fund from the                                   ARE FROM A I M MANAGEMENT GROUP INC.
drop-down menu. The information is
also available on the SEC Web site,
sec.gov.
                                        =============================================================
                                        THIS REPORT MUST BE ACCOMPANIED OR PRECEDED BY A CURRENTLY
                                        EFFECTIVE FUND PROSPECTUS AND VARIABLE PRODUCT PROSPECTUS,
                                        WHICH CONTAIN MORE COMPLETE INFORMATION, INCLUDING SALES
                                        CHARGES AND EXPENSES. INVESTORS SHOULD READ EACH CAREFULLY
 [AIM INVESTMENTS LOGO]                 BEFORE INVESTING.
--REGISTERED TRADEMARK--                =============================================================

                                                NOT FDIC INSURED   MAY LOSE VALUE   NO BANK GUARANTEE

                                                                             A I M DISTRIBUTORS, INC.

AIM V.I. International Growth Fund

Management's discussion of Fund performance                                           We believe disciplined sell decisions are key
                                                                                   to successful investing. We consider selling a
================================================================================   stock for one of the following reasons:
PERFORMANCE SUMMARY
                                                                                   o A company's fundamentals deteriorate, or it
Steady market gains over the first half of the year ended December 31, 2007,       posts disappointing earnings.
were aided by improving corporate earnings and record levels of merger and
acquisition activity. A more uneven climb by markets followed over the second      o A stock's price seems overvalued.
half of the review period.
                                                                                   o A more attractive opportunity becomes
   Within this environment, we are pleased to once again have provided             available.
shareholders with double-digit Fund performance, excluding variable issuer
charges. As the table illustrates, your Fund outperformed its broad benchmark      Market conditions and your Fund
index but underperformed its style-specific benchmark index, excluding
applicable variable product issuer charges. Our exposure to emerging market        International markets continued their ongoing
stocks provided a competitive advantage versus both EAFE indexes. In contrast,     five-year rally(1) with particular strength in
relative results versus our style-specific index can be attributed to an           Europe, as positive economic data and a strong
underweight exposure to the strong materials sector of the market.                 currency drove returns higher in the region.
                                                                                   While most major international markets finished
   Your Fund's long-term performance appears later in this report.                 the period in positive territory,(1) Japan stood
                                                                                   out as it lagged significantly. Recent economic
FUND VS. INDEXES                                                                   data pointed to a lack of confidence among
                                                                                   Japanese consumers and investors, and leading
Total returns, 12/31/06-12/31/07, excluding variable product issuer charges. If    indicators suggested a recession is not out of
variable product issuer charges were included, returns would be lower.             the question. The recent strength in the yen
                                                                                   also created headwinds for export-driven
Series I Shares                                                            14.72%  businesses, including many of Japan's largest
Series II Shares                                                           14.45   companies. Emerging markets enjoyed strong
MSCI EAFE Index(triangle) (Broad Market Index)                             11.17   investor optimism as many local markets,
MSCI EAFE Growth Index(triangle) (Style-Specific Index)                    16.45   particularly China and India, as well as
Lipper VUF International Growth Funds Index(triangle) (Peer Group Index)   14.63   commodity-related companies within the asset
Lipper International Multi-Cap Growth Index Funds Index(triangle)                  class, outperformed during the period.(1) While
   (Former Peer Group Index)                                               17.09   emerging markets are not included within the
SOURCE: (triangle)LIPPER INC.                                                      MSCI EAFE INDEX, they are representative of the
                                                                                   heightened investor appetite for risk during the
================================================================================   past few years.

How we invest                             growth but whose prices do not fully        The cornerstone of our strategy continued to
                                          reflect these attributes.                be our security selection process. On an
When selecting stocks for your Fund, we                                            absolute basis, nine of the Fund's 10 invested
employ a disciplined investment              While research responsibilities       sectors delivered positive returns during the
strategy that emphasizes fundamental      within the portfolio management team     period. Our stock selection within the
research, supported by both               are focused by geographic region, we     industrials, health care and financials sectors
quantitative analysis and portfolio       select investments for the Fund by       made the largest contribution to the Fund's
construction techniques. Our EQV          using a bottom-up investment approach,
(Earnings, Quality, Valuation) strategy   which means that we construct the Fund
focuses primarily on identifying          primarily on a stock-by-stock basis.
quality companies that have               We focus on the strengths of
experienced, or exhibit the potential     individual companies rather than
for, accelerating or above-average        sectors, countries or market-cap
earnings                                  trends.

=======================================   ======================================   ================================================

     PORTFOLIO COMPOSITION                     TOP FIVE COUNTRIES*                      TOP 10 EQUITY HOLDINGS*

By sector                                 1. Germany                        14.5%   1. Roche Holding A.G.                       2.0%
Industrials                        18.3%  2. Japan                          10.6    2. Syngenta A.G.                            2.0
Financials                         17.1   3. United Kingdom                  9.7    3. Siemens A.G.                             2.0
Consumer Discretionary             16.0   4. Switzerland                     8.7    4. Teva Pharmaceutical Industries Ltd.-ADR  2.0
Consumer Staples                   10.7   5. France                          6.3    5. Porsche Automobil Holding S.E.-Pfd.      1.9
Information Technology              8.5                                             6. Bayer A.G.                               1.7
Health Care                         7.1                                             7. InBev N.V.                               1.7
Energy                              6.2   Total Net Assets         $1.54 billion    8. Daimler A.G.                             1.6
Materials                           5.8                                             9. WPP Group PLC                            1.6
Telecommunication Services          1.7   Total Number of Holdings*           90   10. Henkel KGaA-Pfd.                         1.6
Utilities                           1.1
Money Market Funds                        The Fund's holdings are subject to
Plus Other Assets Less                    change, and there is no assurance that
   Liabilities                      7.5   the Fund will continue to hold any
                                          particular security.

                                          *Excluding money market fund holdings.

=======================================   ======================================   ================================================

AIM V.I. International Growth Fund

relative results. An overweight position     prospects relative to non-Japan Asia.                     Clas G. Olsson
in the strong energy sector helped as        Conversely, the Fund's relative returns         [OLSSON   Senior portfolio manager and
well. South Korean shipbuilder HYUNDAI       were hurt by select holdings in France and       PHOTO]   head of AIM's International
HEAVY INDUSTRIES, Chinese insurance          the portfolio's underweight position in                   Investment Management Unit,
provider PING AN INSURANCE and Indian        Australia, which benefited significantly     is lead manager of AIM V.I. International
trucking company BHARAT HEAVY ELECTRICALS    from robust commodity-related stocks, as     Growth Fund with respect to the Fund's
were all triple-digit performers for the     well as currency strength.                   investments in Europe and Canada. Mr.
period. Fund managers took profits and                                                    Olsson joined AIM in 1994. Mr. Olsson
sold Ping An over the period.                   The Fund also benefited from its          became a commissioned naval officer at the
                                             large-/mid-cap flexibility, which enabled    Royal Swedish Naval Academy in 1988. He
   In contrast, the Fund's underweight       us to invest in several attractive,          also earned a B.B.A. from The University
position in the materials sector hurt        under-followed mid-cap names. Foreign        of Texas at Austin.
relative performance as material stocks      exchange was another contributor to Fund
within the style-specific index were some    performance. Our exposure to the                          Barrett K. Sides
of the best performing stocks during the     appreciating euro, compared with the U.S.        [SIDES   Senior portfolio manager, is
period. Although we benefited from the       dollar, added value to the Fund's overall        PHOTO]   lead manager of AIM V.I.
performance of our Swiss based fertilizer    returns as well. As we do not typically                   International Growth Fund
stock SYNGENTA, we missed out on             hedge currencies--we buy stocks in their     with respect to the Fund's investments in
strong-performing metals and mining index    local currency and then translate that       the Asia Pacific region and Latin America.
heavyweights such as Rio Tinto and BASF.     value back into dollars for the              He joined AIM in 1990. Mr. Sides graduated
Significant price appreciation kept us       Fund--foreign currency appreciation          with a B.S. in economics from Bucknell
cautious on this sector. Similarly,          boosted Fund performance.                    University. He also earned an M.B.A. in
communications equipment manufacturer                                                     international business from the University
Nokia and software gaming giant Nintendo,       The performance of international stocks   of St. Thomas.
neither of which was held in the Fund,       over the last several years underscores
performed well, benefiting the               the investment opportunities beyond U.S.                  Shuxin Cao
style-specific index and detracting from     borders. Although the Fund has experienced        [CAO    Chartered Financial Analyst,
our relative results. A combination of       strong double-digit returns over the past        PHOTO]   senior portfolio manager, is
lower quality earnings and high valuations   12 months, it would be imprudent for us to                manager of AIM V.I.
kept us out of these names.                  suggest that such a level of performance     International Growth Fund. He joined AIM
                                             is sustainable over the long term.           in 1997. Mr. Cao graduated from Tianjin
   From a geographical perspective, all      However, the Fund has provided an            Foreign Language Institute with a B.A. in
international regions, led by Asia,          opportunity to gain exposure to a broadly    English. He also earned an M.B.A. from
contributed positively to both absolute      diversified portfolio of high-quality        Texas A&M University and is a certified
and relative fund performance. Holdings in   growth companies that, as a whole, are       public accountant.
emerging markets such as Brazil, India,      selling at relatively close to a market
Korea and China--countries not represented   multiple--in contrast to the large premium                Matthew W. Dennis
in the EAFE GROWTH INDEX--gave the Fund a    valuation investors often expect to pay         [DENNIS   Chartered Financial Analyst,
competitive edge as well. Over the           for high-quality growth stocks.                  PHOTO]   portfolio manager, is manager
12-month period, emerging markets                                                                      of AIM V.I. International
accounted for a larger proportion of            We welcome new investors who have         Growth Fund. He joined AIM in 2000. Mr.
relative Fund outperformance. Despite very   joined the Fund during the reporting         Dennis graduated with a B.A. in economics
strong emerging markets returns, however,    period and thank all of our shareholders     from The University of Texas at Austin.
the Fund's exposure to these markets         for your continued investment in AIM V.I.    He also earned an M.S. in finance from
remained close to 18%. This reflects the     International Growth Fund.                   Texas A&M University.
Fund's valuation discipline, which led to
the sale of several emerging-market stocks   Source: (1)Lipper Inc.                                    Jason T. Holzer
because we perceived their valuations had                                                    [HOLZER   Chartered Financial Analyst,
become stretched. We selected our            The views and opinions expressed in              PHOTO]   senior portfolio manager, is
emerging-market holdings using the same      management's discussion of Fund                           manager of AIM V.I.
rigorous EQV investment discipline that we   performance are those of A I M Advisors,     International Growth Fund. He joined AIM
used for selecting developed-market          Inc. These views and opinions are subject    in 1996. He earned a B.A. in quantitative
stocks. We believe that many                 to change at any time based on factors       economics and an M.S. in engineering
emerging-market companies are higher         such as market and economic conditions.      economic systems from Stanford
quality investments than many stocks in      These views and opinions may not be relied   University.
developed markets and that emerging-market   upon as investment advice or
exposure should not necessarily be viewed    recommendations, or as an offer for a        Assisted by the Asia Pacific/Latin
as low quality or high risk.                 particular security. The information is      America and Europe/Canada Team
                                             not a complete analysis of every aspect of
   A significant underweight exposure in     any market, country, industry, security or   ==========================================
Japan favored relative Fund results as       the Fund. Statements of fact are from        FOR A DISCUSSION OF THE RISKS OF
well. We continued to believe that the       sources considered reliable, but A I M       INVESTING IN YOUR FUND, INDEXES USED IN
Japanese market was fairly valued and        Advisors, Inc. makes no representation or    THIS REPORT AND YOUR FUND'S LONG-TERM
offered limited growth                       warranty as to their completeness or         PERFORMANCE, PLEASE TURN THE PAGE.
                                             accuracy. Although historical performance    ==========================================
                                             is no guarantee of future results, these
                                             insights may help you understand our
                                             investment management philosophy.





AIM V.I. International Growth Fund

Your Fund's long-term performance

==========================================   SHARE CLASSES WILL DIFFER PRIMARILY DUE TO      AIM V.I. INTERNATIONAL GROWTH FUND, A
                                             DIFFERENT CLASS EXPENSES.                    SERIES PORTFOLIO OF AIM VARIABLE INSURANCE
AVERAGE ANNUAL TOTAL RETURNS                                                              FUNDS, IS CURRENTLY OFFERED THROUGH
                                                THE PERFORMANCE DATA QUOTED REPRESENT     INSURANCE COMPANIES ISSUING VARIABLE
As of 12/31/07                               PAST PERFORMANCE AND CANNOT GUARANTEE        PRODUCTS. YOU CANNOT PURCHASE SHARES OF
SERIES I SHARES                              COMPARABLE FUTURE RESULTS; CURRENT           THE FUND DIRECTLY. PERFORMANCE FIGURES
Inception (5/5/93)                   10.20%  PERFORMANCE MAY BE LOWER OR HIGHER. PLEASE   GIVEN REPRESENT THE FUND AND ARE NOT
10 Years                              8.96   CONTACT YOUR VARIABLE PRODUCT ISSUER OR      INTENDED TO REFLECT ACTUAL VARIABLE
 5 Years                             22.66   FINANCIAL ADVISOR FOR THE MOST RECENT        PRODUCT VALUES. THEY DO NOT REFLECT SALES
 1 Year                              14.72   MONTH-END VARIABLE PRODUCT PERFORMANCE.      CHARGES, EXPENSES AND FEES ASSESSED IN
                                             PERFORMANCE FIGURES REFLECT FUND EXPENSES,   CONNECTION WITH A VARIABLE PRODUCT. SALES
SERIES II SHARES                             REINVESTED DISTRIBUTIONS AND CHANGES IN      CHARGES, EXPENSES AND FEES, WHICH ARE
10 Years                              8.68%  NET ASSET VALUE. INVESTMENT RETURN AND       DETERMINED BY THE VARIABLE PRODUCT
 5 Years                             22.34   PRINCIPAL VALUE WILL FLUCTUATE SO THAT YOU   ISSUERS, WILL VARY AND WILL LOWER THE
 1 Year                              14.45   MAY HAVE A GAIN OR LOSS WHEN YOU SELL        TOTAL RETURN.
                                             SHARES.
==========================================                                                   THE MOST RECENT MONTH-END PERFORMANCE
                                                THE TOTAL ANNUAL FUND OPERATING EXPENSE   DATA AT THE FUND LEVEL, EXCLUDING VARIABLE
SERIES II SHARES' INCEPTION DATE IS          RATIO SET FORTH IN THE MOST RECENT FUND      PRODUCT CHARGES, IS AVAILABLE ON THIS AIM
SEPTEMBER 19, 2001. RETURNS SINCE THAT       PROSPECTUS AS OF THE DATE OF THIS REPORT     AUTOMATED INFORMATION LINE, 866-702-4402.
DATE ARE HISTORICAL. ALL OTHER RETURNS ARE   FOR SERIES I AND SERIES II SHARES WAS        AS MENTIONED ABOVE, FOR THE MOST RECENT
THE BLENDED RETURNS OF THE HISTORICAL        1.11% AND 1.36%, RESPECTIVELY. THE EXPENSE   MONTH-END PERFORMANCE INCLUDING VARIABLE
PERFORMANCE OF SERIES II SHARES SINCE        RATIOS PRESENTED ABOVE MAY VARY FROM THE     PRODUCT CHARGES, PLEASE CONTACT YOUR
THEIR INCEPTION AND THE RESTATED             EXPENSE RATIOS PRESENTED IN OTHER SECTIONS   VARIABLE PRODUCT ISSUER OR FINANCIAL
HISTORICAL PERFORMANCE OF SERIES I SHARES    OF THIS REPORT THAT ARE BASED ON EXPENSES    ADVISOR.
(FOR PERIODS PRIOR TO INCEPTION OF SERIES    INCURRED DURING THE PERIOD COVERED BY THIS
II SHARES) ADJUSTED TO REFLECT THE RULE      REPORT.
12B-1 FEES APPLICABLE TO SERIES II SHARES.
THE INCEPTION DATE OF SERIES I SHARES IS
MAY 5, 1993. THE PERFORMANCE OF THE FUND'S
SERIES I AND SERIES II

===================================================================================================================================

Principal risks of investing in the Fund     About indexes used in this report            an above-average price-to-cash flow ratio,
                                                                                          price-to-book ratio and three-year
Investing in developing countries can add    The MSCI EAFE--REGISTERED TRADEMARK--        sales-per-share growth value compared to
additional risk, such as high rates of       INDEX is a free float-adjusted market        the S&P/Citigroup World ex-U.S. BMI.
inflation or sharply devalued currencies     capitalization index that is designed to
against the U.S. dollar. Transaction costs   measure developed market equity                 THE LIPPER INTERNATIONAL MULTI-CAP
are often higher, and there may be delays    performance, excluding the U.S. and          GROWTH FUNDS INDEX is an equally weighted
in settlement procedures.                    Canada.                                      representation of the largest funds in the
                                                                                          Lipper International Multi-Cap Growth
   Prices of equity securities change in        The MSCI EAFE--REGISTERED TRADEMARK--     Funds category. These funds typically have
response to many factors including the       GROWTH INDEX is an unmanaged index           an above-average price-to-cash flow ratio,
historical and prospective earnings of the   considered representative of growth stocks   price-to-book ratio, and three-year
issuer, the value of its assets, general     of Europe, Australasia and the Far East.     sales-per-share growth value, compared to
economic conditions, interest rates,                                                      the S&P/Citigroup World ex-U.S. BM.
investor perceptions and market liquidity.      The Fund has elected to use the LIPPER
                                             VARIABLE UNDERLYING FUNDS (VUF)                 The Fund is not managed to track the
   Foreign securities have additional        INTERNATIONAL GROWTH FUNDS INDEX as its      performance of any particular index,
risks, including exchange rate changes,      peer group instead of the Lipper             including the indexes defined here, and
political and economic upheaval, the         International Multi-Cap Growth Funds         consequently, the performance of the Fund
relative lack of information, relatively     Index. In 2006, Lipper began publishing      may deviate significantly from the
low market liquidity, and the potential      VUF indexes, allowing the Fund to be         performance of the indexes.
lack of strict financial and accounting      compared with the Lipper VUF International
controls and standards.                      Growth Index. The unmanaged Lipper VUF          A direct investment cannot be made in
                                             International Growth Funds Index is an       an index. Unless otherwise indicated,
   There is no guarantee that the            equally weighted representation of the       index results include reinvested
investment techniques and risk analyses      largest variable insurance underlying        dividends, and they do not reflect sales
used by the Fund's portfolio managers will   funds in the Lipper International Growth     charges. Performance of an index of funds
produce the desired results.                 Funds category. These funds invest at        reflects fund expenses; performance of a
                                             least 75% of their equity assets in          market index does not.
                                             companies strictly outside of the U.S. and
                                             typically have

                                                                                                                          Continued

AIM V.I. International Growth Fund

Past performance cannot guarantee            structed with each segment representing a
comparable future results.                   percent change in the value of the
                                             investment. In this chart, each segment
   This chart, which is a logarithmic        represents a doubling, or 100% change, in
chart, presents the fluctuations in the      the value of the investment. In other
value of the Fund and its indexes. We        words, the space between $5,000 and
believe that a logarithmic chart is more     $10,000 is the same size as the space
effective than other types of charts in      between $10,000 and $20,000, and so on.
illustrating changes in value during the
early years shown in the chart. The
vertical axis, the one that indicates the
dollar value of an investment, is
con-

Continued from previous page

Other information                            Industry Classification Standard, which
                                             was developed by and is the exclusive
The returns shown in the management's        property and a service mark of Morgan
discussion of Fund performance are based     Stanley Capital International Inc. and
on net asset values calculated for           Standard & Poor's.
shareholder transactions. Generally
accepted accounting principles require          The Chartered Financial
adjustments to be made to the net assets     Analyst--REGISTERED TRADEMARK--
of the Fund at period end for financial      (CFA--REGISTERED TRADEMARK--) designation
reporting purposes, and as such, the net     is a globally recognized standard for
asset values for shareholder transactions    measuring the competence and integrity
and the returns based on those net asset     of investment professionals.
values may differ from the net asset
values and returns reported in the
Financial Highlights. Additionally, the
returns and net asset values shown
throughout this report are at the Fund
level only and do not include variable
product issuer charges. If such charges
were included, the total returns would be
lower.

   Industry classifications used in this
report are generally according to the
Global

===================================================================================================================================

                                                          [MOUNTAIN CHART]

RESULTS OF A $10,000 INVESTMENT
INDEX DATA FROM 4/30/93, FUND DATA FROM 5/5/93

                                       AIM V.I. INTERNATIONAL
                                        GROWTH FUND-SERIES I                                     MSCI EAFE GROWTH
                         DATE                  SHARES                 MSCI EAFE INDEX(1)             INDEX(1)

                       4/30/93                                              $10000                    $10000
                          5/93                 $10190                        10211                     10294
                          6/93                   9880                        10052                     10201
                          7/93                   9931                        10404                     10499
                          8/93                  10611                        10965                     11035
                          9/93                  10661                        10719                     10766
                         10/93                  11241                        11049                     11106
                         11/93                  10910                        10083                     10016
                         12/93                  11890                        10811                     10607
                          1/94                  12490                        11725                     11405
                          2/94                  12121                        11693                     11319
                          3/94                  11561                        11189                     10761
                          4/94                  11931                        11664                     11206
                          5/94                  11801                        11597                     11075
                          6/94                  11620                        11761                     11180
                          7/94                  12041                        11874                     11278
                          8/94                  12340                        12155                     11534
                          9/94                  12070                        11772                     11149
                         10/94                  12430                        12164                     11461
                         11/94                  11750                        11580                     10946
                         12/94                  11698                        11652                     11087
                          1/95                  11057                        11204                     10661
                          2/95                  11328                        11172                     10657
                          3/95                  11739                        11869                     11328
                          4/95                  12100                        12315                     11829
                          5/95                  12411                        12169                     11693
                          6/95                  12671                        11955                     11451
                          7/95                  13383                        12700                     12181
                          8/95                  13093                        12215                     11668
                          9/95                  13334                        12454                     11935
                         10/95                  13274                        12119                     11613
                         11/95                  13314                        12456                     11932
                         12/95                  13716                        12958                     12348
                          1/96                  14067                        13011                     12357
                          2/96                  14358                        13055                     12399
                          3/96                  14630                        13332                     12697
                          4/96                  15102                        13720                     13004
                          5/96                  15182                        13468                     12733
                          6/96                  15504                        13543                     12777
                          7/96                  14741                        13148                     12364
                          8/96                  15102                        13176                     12376
                          9/96                  15534                        13526                     12715
                         10/96                  15485                        13388                     12610
                         11/96                  16228                        13921                     13013
                         12/96                  16468                        13742                     12776
                          1/97                  16438                        13261                     12243
                          2/97                  16629                        13478                     12433
                          3/97                  16508                        13526                     12506
                          4/97                  16478                        13598                     12632
                          5/97                  17475                        14483                     13374
                          6/97                  18391                        15282                     14152
                          7/97                  19135                        15529                     14490
                          8/97                  17484                        14369                     13372
                          9/97                  19035                        15174                     14256
                         10/97                  17394                        14008                     12907
                         11/97                  17444                        13865                     12879
                         12/97                  17610                        13986                     13045
                          1/98                  17784                        14626                     13635
                          2/98                  18967                        15564                     14539
                          3/98                  20139                        16043                     14736
                          4/98                  20447                        16170                     14883
                          5/98                  20848                        16092                     14779
                          6/98                  20921                        16214                     14983
                          7/98                  21281                        16378                     15051
                          8/98                  18434                        14349                     13434
                          9/98                  18032                        13909                     13056
                         10/98                  18834                        15359                     14380
                         11/98                  19637                        16146                     15076

===================================================================================================================================

                                                                                                             SOURCE: (1)LIPPER INC.

===================================================================================================================================

                                                          [MOUNTAIN CHART]

                         12/98                  20340                        16783                     15942
                          1/99                  20651                        16733                     16025
                          2/99                  19738                        16334                     15505
                          3/99                  20050                        17016                     15714
                          4/99                  20734                        17706                     15875
                          5/99                  20018                        16794                     15185
                          6/99                  21241                        17448                     15773
                          7/99                  21728                        17967                     16077
                          8/99                  21749                        18033                     16167
                          9/99                  22226                        18214                     16423
                         10/99                  23844                        18896                     17303
                         11/99                  26891                        19553                     18571
                         12/99                  31535                        21308                     20638
                          1/00                  29337                        19954                     19477
                          2/00                  32341                        20491                     20557
                          3/00                  31274                        21286                     20942
                          4/00                  28731                        20165                     19558
                          5/00                  26964                        19673                     18347
                          6/00                  28105                        20442                     19001
                          7/00                  27428                        19585                     17811
                          8/00                  28481                        19755                     18000
                          9/00                  26146                        18793                     16808
                         10/00                  24326                        18349                     16031
                         11/00                  22226                        17661                     15292
                         12/00                  23202                        18289                     15578
                          1/01                  23513                        18280                     15534
                          2/01                  20873                        16909                     13957
                          3/01                  19351                        15782                     12991
                          4/01                  20469                        16879                     13881
                          5/01                  20101                        16283                     13322
                          6/01                  19858                        15617                     12675
                          7/01                  19397                        15333                     12367
                          8/01                  18693                        14944                     11803
                          9/01                  16940                        13431                     10686
                         10/01                  17263                        13775                     11111
                         11/01                  17436                        14283                     11682
                         12/01                  17743                        14367                     11749
                          1/02                  17040                        13604                     11116
                          2/02                  17267                        13699                     11266
                          3/02                  17992                        14507                     11746
                          4/02                  18015                        14536                     11756
                          5/02                  18206                        14720                     11779
                          6/02                  17849                        14134                     11475
                          7/02                  16041                        12739                     10252
                          8/02                  16006                        12710                     10173
                          9/02                  14316                        11345                      9287
                         10/02                  14863                        11955                      9812
                         11/02                  15100                        12497                     10101
                         12/02                  14961                        12077                      9867
                          1/03                  14411                        11573                      9378
                          2/03                  14244                        11307                      9176
                          3/03                  14016                        11085                      9079
                          4/03                  14902                        12172                      9866
                          5/03                  15800                        12909                     10375
                          6/03                  16135                        13221                     10556
                          7/03                  16208                        13541                     10694
                          8/03                  16519                        13868                     10890
                          9/03                  16902                        14296                     11258
                         10/03                  17981                        15187                     11906
                         11/03                  18340                        15524                     12184
                         12/03                  19310                        16737                     13023
                          1/04                  19924                        16974                     13277
                          2/04                  20478                        17366                     13528
                          3/04                  20429                        17464                     13539
                          4/04                  20021                        17068                     13203
                          5/04                  20201                        17126                     13169
                          6/04                  20514                        17501                     13345
                          7/04                  19876                        16933                     12803
                          8/04                  20045                        17008                     12817
                          9/04                  20803                        17452                     13133
                         10/04                  21633                        18048                     13573
                         11/04                  22956                        19280                     14508
                         12/04                  23944                        20126                     15122
                          1/05                  23556                        19757                     14774
                          2/05                  24597                        20611                     15365
                          3/05                  24075                        20093                     14989
                          4/05                  23396                        19620                     14699
                          5/05                  23591                        19630                     14743
                          6/05                  24147                        19890                     14862
                          7/05                  25152                        20500                     15315

===================================================================================================================================

===================================================================================================================================

                                                          [MOUNTAIN CHART]

                          8/05                  25987                        21018                     15754
                          9/05                  26616                        21954                     16417
                         10/05                  25817                        21313                     15968
                         11/05                  26773                        21834                     16269
                         12/05                  28232                        22850                     17130
                          1/06                  30327                        24253                     18186
                          2/06                  30108                        24200                     17979
                          3/06                  30996                        24997                     18674
                          4/06                  32410                        26191                     19524
                          5/06                  30802                        25174                     18698
                          6/06                  30753                        25172                     18722
                          7/06                  31070                        25421                     18809
                          8/06                  32083                        26120                     19263
                          9/06                  32253                        26161                     19155
                         10/06                  33546                        27178                     19807
                         11/06                  34921                        27990                     20384
                         12/06                  36203                        28869                     20955
                          1/07                  36522                        29065                     21124
                          2/07                  36029                        29299                     21286
                          3/07                  37491                        30046                     21992
                          4/07                  39385                        31380                     22938
                          5/07                  40527                        31931                     23397
                          6/07                  40883                        31970                     23457
                          7/07                  40356                        31499                     23267
                          8/07                  40235                        31007                     23038
                          9/07                  42400                        32666                     24473
                         10/07                  44541                        33949                     25456
                         11/07                  42229                        32833                     24933
                         12/07                  41539                        32094                     24403

===================================================================================================================================

AIM V.I. International Growth Fund

SCHEDULE OF INVESTMENTS(A)

December 31, 2007


                                                 SHARES         VALUE
--------------------------------------------------------------------------
FOREIGN COMMON STOCKS & OTHER EQUITY
  INTERESTS-87.52%

AUSTRALIA-1.68%

BHP Billiton Ltd. (Diversified Metals &
  Mining)(b)                                      605,852   $   21,194,100
--------------------------------------------------------------------------
Brambles Ltd. (Diversified Commercial &
  Professional Services)(b)                       468,661        4,711,687
==========================================================================
                                                                25,905,787
==========================================================================

BELGIUM-2.43%

InBev N.V. (Brewers)(b)                           308,808       25,429,015
--------------------------------------------------------------------------
KBC Groep N.V. (Diversified Banks)(b)              85,745       11,953,528
==========================================================================
                                                                37,382,543
==========================================================================

BRAZIL-0.67%

All America Latina Logistica (Railroads)(c)       805,800       10,327,616
==========================================================================

CANADA-3.25%

Canadian National Railway Co. (Railroads)         205,220        9,634,209
--------------------------------------------------------------------------
Canadian Natural Resources Ltd. (Oil & Gas
  Exploration & Production)                       161,653       11,828,308
--------------------------------------------------------------------------
Manulife Financial Corp. (Life & Health
  Insurance)                                      243,201        9,909,639
--------------------------------------------------------------------------
Suncor Energy, Inc. (Integrated Oil & Gas)        171,775       18,657,216
==========================================================================
                                                                50,029,372
==========================================================================

DENMARK-1.14%

Novo Nordisk A.S.-Class B
  (Pharmaceuticals)(b)                            268,336       17,483,791
==========================================================================

FRANCE-6.28%

Axa (Multi-Line Insurance)(b)                     393,754       15,648,886
--------------------------------------------------------------------------
BNP Paribas (Diversified Banks)(b)                205,885       22,090,728
--------------------------------------------------------------------------
Cap Gemini S.A. (IT Consulting & Other
  Services)(b)                                    202,787       12,578,361
--------------------------------------------------------------------------
Schneider Electric S.A. (Electrical
  Components & Equipment)(b)                      100,680       13,437,249
--------------------------------------------------------------------------
Societe Generale (Diversified Banks)(b)            84,970       12,121,053
==========================================================================
    Total S.A. (Integrated Oil & Gas)(b)          249,647       20,679,842
==========================================================================
                                                                96,556,119
==========================================================================

GERMANY-10.99%

Bayer A.G. (Diversified Chemicals)(b)             285,071       25,943,209
--------------------------------------------------------------------------
Commerzbank A.G. (Diversified Banks)(b)           351,049       13,262,792
--------------------------------------------------------------------------
Continental A.G. (Tires & Rubber)(b)               84,768       10,972,263
--------------------------------------------------------------------------
Daimler A.G. (Automobile Manufacturers)(b)        253,770       24,535,354
--------------------------------------------------------------------------
Deutsche Boerse A.G. (Specialized Finance)(b)      59,505       11,723,460
--------------------------------------------------------------------------
MAN A.G. (Industrial Machinery)(b)                101,320       16,641,242
--------------------------------------------------------------------------
Merck KGaA (Pharmaceuticals)(b)                   120,399       15,437,797
--------------------------------------------------------------------------
Puma A.G. Rudolf Dassler Sport (Footwear)(b)       48,331       19,172,339
--------------------------------------------------------------------------
Siemens A.G. (Industrial Conglomerates)(b)        199,926       31,328,275
==========================================================================
                                                               169,016,731
==========================================================================

                                                 SHARES         VALUE
--------------------------------------------------------------------------


GREECE-0.75%

OPAP S.A. (Casinos & Gaming)(b)                   288,360   $   11,491,490
==========================================================================

HONG KONG-3.23%

Esprit Holdings Ltd. (Apparel Retail)(b)        1,185,800       17,428,041
--------------------------------------------------------------------------
Hutchison Whampoa Ltd. (Industrial
  Conglomerates)(b)                             1,816,000       20,424,834
--------------------------------------------------------------------------
Li & Fung Ltd. (Distributors)(b)                2,948,000       11,780,714
==========================================================================
                                                                49,633,589
==========================================================================

HUNGARY-0.57%

OTP Bank Nyrt. (Diversified Banks)(b)             174,879        8,775,652
==========================================================================

INDIA-3.50%

Bharat Heavy Electricals Ltd. (Heavy
  Electrical Equipment)(b)                        331,126       21,625,641
--------------------------------------------------------------------------
Housing Development Finance Corp. Ltd.
  (Thrifts & Mortgage Finance)(b)                 186,046       13,460,534
--------------------------------------------------------------------------
Infosys Technologies Ltd. (IT Consulting &
  Other Services)(b)                              419,838       18,747,699
==========================================================================
                                                                53,833,874
==========================================================================

INDONESIA-0.72%

PT Telekomunikasi Indonesia-Series B
  (Integrated Telecommunication Services)      10,262,000       11,080,777
==========================================================================

IRELAND-1.69%

Anglo Irish Bank Corp. PLC (Diversified
  Banks)(b)                                       938,438       14,847,547
--------------------------------------------------------------------------
CRH PLC (Construction Materials)(b)(d)            321,217       11,132,267
==========================================================================
                                                                25,979,814
==========================================================================

ISRAEL-1.98%

Teva Pharmaceutical Industries Ltd.-ADR
  (Pharmaceuticals)                               655,387       30,462,388
==========================================================================

ITALY-1.98%

Eni S.p.A. (Integrated Oil & Gas)(b)              505,190       18,373,421
--------------------------------------------------------------------------
Finmeccanica S.p.A. (Aerospace & Defense)(b)      380,379       12,034,356
==========================================================================
                                                                30,407,777
==========================================================================

JAPAN-10.54%

Canon Inc. (Office Electronics)(b)                468,700       21,466,935
--------------------------------------------------------------------------
Denso Corp. (Auto Parts & Equipment)(b)           321,100       13,081,559
--------------------------------------------------------------------------
FANUC Ltd. (Industrial Machinery)                 213,000       20,794,473
--------------------------------------------------------------------------
IBIDEN Co., Ltd. (Electronic Equipment
  Manufacturers)(b)                               323,600       22,405,722
--------------------------------------------------------------------------
Keyence Corp. (Electronic Equipment
  Manufacturers)(b)                                47,000       11,541,990
--------------------------------------------------------------------------
Komatsu Ltd. (Construction & Farm Machinery &
  Heavy Trucks)(b)                                796,600       21,590,673
--------------------------------------------------------------------------
Mizuho Financial Group, Inc. (Diversified
  Banks) (Acquired 10/24/05; Cost
  $2,127,848)(b)(e)                                   354        1,683,461
--------------------------------------------------------------------------

AIM V.I. International Growth Fund


                                                 SHARES         VALUE
--------------------------------------------------------------------------
JAPAN-(CONTINUED)

Mizuho Financial Group, Inc. (Diversified
  Banks)(b)                                         1,401   $    6,662,511
--------------------------------------------------------------------------
ORIX Corp. (Consumer Finance)(b)                   52,530        8,805,652
--------------------------------------------------------------------------
Suzuki Motor Corp. (Automobile
  Manufacturers)(b)                               521,200       15,713,448
--------------------------------------------------------------------------
Toyota Motor Corp. (Automobile
  Manufacturers)(b)                               341,500       18,425,812
==========================================================================
                                                               162,172,236
==========================================================================

MEXICO-2.13%

America Movil S.A.B de C.V.-Series L-ADR
  (Wireless Telecommunication Services)           244,018       14,980,265
--------------------------------------------------------------------------
Desarrolladora Homex S.A. de C.V.-ADR
  (Homebuilding)(f)                               144,713        7,156,058
--------------------------------------------------------------------------
Grupo Televisa S.A.-ADR (Broadcasting & Cable
  TV)                                             246,410        5,857,166
--------------------------------------------------------------------------
Urbi, Desarrollos Urbanos, S.A. de C.V.
  (Homebuilding)(f)                             1,366,900        4,722,259
==========================================================================
                                                                32,715,748
==========================================================================

NETHERLANDS-2.38%

Heineken Holding N.V. (Brewers)(b)                262,699       14,773,242
--------------------------------------------------------------------------
TNT N.V. (Air Freight & Logistics)(b)             525,359       21,821,161
==========================================================================
                                                                36,594,403
==========================================================================

NORWAY-0.84%

Petroleum Geo-Services A.S.A. (Oil & Gas
  Equipment & Services)(b)                        452,150       12,990,733
==========================================================================

SINGAPORE-2.65%

Keppel Corp. Ltd. (Industrial
  Conglomerates)(b)                             2,377,000       21,278,990
--------------------------------------------------------------------------
United Overseas Bank Ltd. (Diversified
  Banks)(b)                                     1,402,000       19,406,507
==========================================================================
                                                                40,685,497
==========================================================================

SOUTH AFRICA-0.80%

Standard Bank Group Ltd. (Diversified Banks)      852,301       12,328,390
==========================================================================

SOUTH KOREA-2.03%

Hana Financial Group Inc. (Diversified
  Banks)(b)                                       319,660       17,303,147
--------------------------------------------------------------------------
Hyundai Heavy Industries Co., Ltd.
  (Construction & Farm Machinery & Heavy
  Trucks)(b)                                       29,969       13,945,965
==========================================================================
                                                                31,249,112
==========================================================================

SPAIN-0.85%

Banco Santander S.A. (Diversified Banks)          602,681       13,008,138
==========================================================================

SWEDEN-2.41%

Assa Abloy A.B.-Class B (Building
  Products)(b)                                    685,504       13,634,067
--------------------------------------------------------------------------
Atlas Copco A.B.-Class A (Industrial
  Machinery)(b)(f)                                661,000        9,755,720
--------------------------------------------------------------------------
Swedish Match A.B. (Tobacco)(b)                   573,339       13,638,257
==========================================================================
                                                                37,028,044
==========================================================================

SWITZERLAND-8.72%

Adecco S.A. (Human Resource & Employment
  Services)(b)                                    108,043        5,787,212
--------------------------------------------------------------------------
Compagnie Financiere Richemont S.A.-Class A
  (Apparel, Accessories & Luxury Goods)(b)(g)     220,070       14,997,584
--------------------------------------------------------------------------

                                                 SHARES         VALUE
--------------------------------------------------------------------------

SWITZERLAND-(CONTINUED)

Credit Suisse Group (Diversified Capital
  Markets)                                        225,114   $   13,525,907
--------------------------------------------------------------------------
Nestle S.A. (Packaged Foods & Meats)(b)            51,281       23,471,738
--------------------------------------------------------------------------
Roche Holding A.G. (Pharmaceuticals)(b)           182,546       31,409,118
--------------------------------------------------------------------------
Syngenta A.G. (Fertilizers & Agricultural
  Chemicals)(b)                                   123,848       31,388,717
--------------------------------------------------------------------------
UBS A.G. (Diversified Capital Markets)(b)         291,413       13,518,123
==========================================================================
                                                               134,098,399
==========================================================================

TAIWAN-2.85%

Hon Hai Precision Industry Co., Ltd.
  (Electronic Manufacturing Services)(b)        3,692,141       22,811,563
--------------------------------------------------------------------------
MediaTek Inc. (Semiconductors)(b)               1,161,785       14,953,451
--------------------------------------------------------------------------
Taiwan Semiconductor Manufacturing Co. Ltd.-
  ADR (Semiconductors)(d)                         616,715        6,142,481
==========================================================================
                                                                43,907,495
==========================================================================

TURKEY-0.78%

Akbank T.A.S. (Diversified Banks)(b)            1,612,169       11,966,629
==========================================================================

UNITED KINGDOM-9.68%

Aviva PLC (Multi-Line Insurance)(b)               859,761       11,398,265
--------------------------------------------------------------------------
Capita Group PLC (Human Resource & Employment
  Services)(b)                                    866,371       12,092,182
--------------------------------------------------------------------------
Enterprise Inns PLC (Restaurants)(b)              487,614        4,688,428
--------------------------------------------------------------------------
Imperial Tobacco Group PLC (Tobacco)(b)           418,494       22,742,272
--------------------------------------------------------------------------
Informa PLC (Publishing)(b)                     1,373,288       12,538,177
--------------------------------------------------------------------------
International Power PLC (Independent Power
  Producers & Energy Traders)(b)                1,837,145       16,460,880
--------------------------------------------------------------------------
Reckitt Benckiser Group PLC (Household
  Products)(b)                                    283,824       16,365,723
--------------------------------------------------------------------------
Shire PLC (Pharmaceuticals)(b)                    638,707       14,646,382
--------------------------------------------------------------------------
Tesco PLC (Food Retail)(b)                      1,481,875       13,966,879
--------------------------------------------------------------------------
WPP Group PLC (Advertising)(b)                  1,878,423       24,004,196
==========================================================================
                                                               148,903,384
==========================================================================
    Total Foreign Common Stocks & Other
      Equity Interests (Cost $1,057,349,063)                 1,346,015,528
==========================================================================

FOREIGN PREFERRED STOCKS-5.02%

BRAZIL-1.54%

Companhia de Bebidas das Americas-Pfd.-ADR
  (Brewers)(d)                                    154,355       10,963,835
--------------------------------------------------------------------------
Petroleo Brasileiro S.A.-Pfd.-ADR (Integrated
  Oil & Gas)                                      132,281       12,728,078
==========================================================================
                                                                23,691,913
==========================================================================

GERMANY-3.48%

Henkel KGaA-Pfd. (Household Products)(b)          426,074       23,839,588
--------------------------------------------------------------------------
Porsche Automobil Holding S.E.-Pfd.
  (Automobile Manufacturers)(b)                    14,755       29,679,298
==========================================================================
                                                                53,518,886
==========================================================================
    Total Foreign Preferred Stocks (Cost
      $49,464,555)                                              77,210,799
==========================================================================

AIM V.I. International Growth Fund


                                                 SHARES         VALUE
--------------------------------------------------------------------------

MONEY MARKET FUNDS-7.64%

Liquid Assets Portfolio-Institutional
  Class(h)                                     58,718,289   $   58,718,289
--------------------------------------------------------------------------
Premier Portfolio-Institutional Class(h)       58,718,289       58,718,289
==========================================================================
    Total Money Market Funds (Cost
      $117,436,578)                                            117,436,578
==========================================================================
TOTAL INVESTMENTS (excluding investments
  purchased with cash collateral from
  securities on loan)-100.18% (Cost
  $1,224,250,196)                                            1,540,662,905
==========================================================================

INVESTMENTS PURCHASED WITH CASH COLLATERAL
  FROM SECURITIES ON LOAN

MONEY MARKET FUNDS-0.21%

Liquid Assets Portfolio-Institutional Class
  (Cost $3,315,553)(h)(i)                       3,315,553        3,315,553
==========================================================================

                                                 SHARES         VALUE
--------------------------------------------------------------------------

TOTAL INVESTMENTS-100.39% (Cost
  $1,227,565,749)                                           $1,543,978,458
--------------------------------------------------------------------------
OTHER ASSETS LESS LIABILITIES-(0.39)%                           (5,993,609)
--------------------------------------------------------------------------
NET ASSETS-100.00%                                          $1,537,984,849
__________________________________________________________________________
==========================================================================

Investment Abbreviations:

ADR   - American Depositary Receipt
Pfd.  - Preferred

Notes to Schedule of Investments:

(a) Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. and Standard & Poor's.
(b) In accordance with the procedures established by the Board of Trustees, the foreign security is fair valued using adjusted closing market prices. The aggregate value of these securities at December 31, 2007 was $1,199,119,124, which represented 77.97% of the Fund's Net Assets. See Note 1A.
(c) Each unit represents one common share and four preferred shares.
(d) All or a portion of this security was out on loan at December 31, 2007.
(e) Security not registered under the Securities Act of 1933, as amended (e.g., the security was purchased in a Rule 144A transaction or a Regulation D transaction). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The Fund has no rights to demand registration of these securities. The value of this security at December 31, 2007 represented 0.11% of the Fund's Net Assets. Unless otherwise indicated, this security is not considered to be illiquid.
(f) Non-income producing security.
(g) Each unit represents one A bearer share in the company and one bearer share participation certificate in Richemont S.A.
(h) The money market fund and the Fund are affiliated by having the same investment advisor. See Note 3.
(i) The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower's return of the securities loaned. See Note 8.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM V.I. International Growth Fund

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2007

ASSETS:

Investments, at value (Cost $1,106,813,618)*   $1,423,226,327
-------------------------------------------------------------
Investments in affiliated money market funds
  (Cost $120,752,131)                             120,752,131
-------------------------------------------------------------
Total investments (Cost $1,227,565,749)         1,543,978,458
-------------------------------------------------------------
Foreign currencies, at value (Cost
  $1,247,607)                                       1,333,303
-------------------------------------------------------------
Receivables for:
  Fund shares sold                                  2,124,674
-------------------------------------------------------------
  Dividends                                         1,648,390
-------------------------------------------------------------
Investment for trustee deferred compensation
  and retirement plans                                 55,075
-------------------------------------------------------------
Other assets                                              190
=============================================================
    Total assets                                1,549,140,090
_____________________________________________________________
=============================================================

LIABILITIES:

Payables for:
  Investments purchased                             3,729,043
-------------------------------------------------------------
  Fund shares reacquired                            1,294,820
-------------------------------------------------------------
  Amount due custodian                                  6,458
-------------------------------------------------------------
  Trustee deferred compensation and
    retirement plans                                   98,372
-------------------------------------------------------------
  Collateral upon return of securities loaned       3,315,553
-------------------------------------------------------------
Accrued administrative services fees                  903,885
-------------------------------------------------------------
Accrued distribution fees -- Series II                446,623
-------------------------------------------------------------
Accrued trustees' and officer's fees and
  benefits                                                807
-------------------------------------------------------------
Accrued transfer agent fees                             4,716
-------------------------------------------------------------
Accrued operating expenses                          1,354,964
=============================================================
    Total liabilities                              11,155,241
=============================================================
Net assets applicable to shares outstanding    $1,537,984,849
_____________________________________________________________
=============================================================

NET ASSETS CONSIST OF:

Shares of beneficial interest                  $1,194,009,370
-------------------------------------------------------------
Undistributed net investment income                 7,026,310
-------------------------------------------------------------
Undistributed net realized gain                    20,528,440
-------------------------------------------------------------
Unrealized appreciation                           316,420,729
=============================================================
                                               $1,537,984,849
_____________________________________________________________
=============================================================

NET ASSETS:

Series I                                       $  792,778,938
_____________________________________________________________
=============================================================
Series II                                      $  745,205,911
_____________________________________________________________
=============================================================

SHARES OUTSTANDING, $0.001 PAR VALUE PER
  SHARE, UNLIMITED NUMBER OF SHARES
  AUTHORIZED:

Series I                                           23,575,658
_____________________________________________________________
=============================================================
Series II                                          22,421,707
_____________________________________________________________
=============================================================
Series I:
  Net asset value per share                    $        33.63
_____________________________________________________________
=============================================================
Series II:
  Net asset value per share                    $        33.24
_____________________________________________________________
=============================================================

* At December 31, 2007, securities with an aggregate value of $3,169,568 were on loan to brokers.
STATEMENT OF OPERATIONS

For the year ended December 31, 2007

INVESTMENT INCOME:

Dividends (net of foreign withholding taxes of
  $1,872,414)                                    $ 18,492,594
-------------------------------------------------------------
Dividends from affiliated money market funds
  (includes securities lending income of
  $452,596)                                         4,313,308
=============================================================
    Total investment income                        22,805,902
=============================================================

EXPENSES:

Advisory fees                                       7,664,516
-------------------------------------------------------------
Administrative services fees                        2,831,605
-------------------------------------------------------------
Custodian fees                                        810,767
-------------------------------------------------------------
Distribution fees -- Series II                      1,024,030
-------------------------------------------------------------
Transfer agent fees                                    53,187
-------------------------------------------------------------
Trustees' and officer's fees and benefits              43,907
-------------------------------------------------------------
Other                                                 101,942
=============================================================
    Total expenses                                 12,529,954
=============================================================
Less: Fees waived and expense offset
  arrangement(s)                                      (70,907)
=============================================================
    Net expenses                                   12,459,047
=============================================================
Net investment income                              10,346,855
=============================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM:

Net realized gain (loss) from:
  Investment securities (net of tax on the sale
    of foreign investments of $36,526 -- Note
    II)                                            42,492,367
-------------------------------------------------------------
  Foreign currencies                                 (104,707)
=============================================================
                                                   42,387,660
=============================================================
Change in net unrealized appreciation of:
  Investment securities (net of change in
    estimated tax on foreign investments held
    of $1,124,375 -- Note II)                      53,557,736
-------------------------------------------------------------
  Foreign currencies                                   10,122
=============================================================
                                                   53,567,858
=============================================================
Net realized and unrealized gain                   95,955,518
=============================================================
Net increase in net assets resulting from
  operations                                     $106,302,373
_____________________________________________________________
=============================================================

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM V.I. International Growth Fund

STATEMENT OF CHANGES IN NET ASSETS

For the years ended December 31, 2007 and 2006

                                                                   2007             2006
--------------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income                                       $   10,346,855    $  5,082,538
--------------------------------------------------------------------------------------------
  Net realized gain                                               42,387,660      36,770,565
--------------------------------------------------------------------------------------------
  Change in net unrealized appreciation                           53,567,858     106,359,912
============================================================================================
    Net increase in net assets resulting from operations         106,302,373     148,213,015
============================================================================================
Distributions to shareholders from net investment income:
  Series I                                                        (3,152,708)     (5,173,427)
--------------------------------------------------------------------------------------------
  Series II                                                       (2,719,089)     (1,205,499)
============================================================================================
    Decrease in net assets resulting from distributions           (5,871,797)     (6,378,926)
============================================================================================
Share transactions-net:
  Series I                                                       149,884,993         317,895
--------------------------------------------------------------------------------------------
  Series II                                                      560,552,308      85,698,882
============================================================================================
    Net increase in net assets resulting from share
     transactions                                                710,437,301      86,016,777
============================================================================================
    Net increase in net assets                                   810,867,877     227,850,866
============================================================================================

NET ASSETS:

  Beginning of year                                              727,116,972     499,266,106
============================================================================================
  End of year (including undistributed net investment income
    of $7,026,310 and $2,692,485, respectively)               $1,537,984,849    $727,116,972
____________________________________________________________________________________________
============================================================================================

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM V.I. International Growth Fund

NOTES TO FINANCIAL STATEMENTS

December 31, 2007

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM V.I. International Growth Fund (the "Fund") is a series portfolio of AIM Variable Insurance Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of twenty separate portfolios, (each constituting a "Fund"). The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies ("variable products"). Matters affecting each Fund or class will be voted on exclusively by the shareholders of such Fund or class. Current Securities and Exchange Commission ("SEC") guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each Fund or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.

    The Fund's investment objective is long-term growth of capital.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy.

       A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

       Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations, including commercial paper, having 60 days or less to maturity are recorded at amortized cost which approximates value. Debt securities are subject to interest rate and credit risks. In addition, all debt securities involve some risk of default with respect to interest and/or principal payments.

       Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and may make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economical upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

       Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices.

       Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value.

       Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer's assets, general economic conditions, interest rates, investor perceptions and market liquidity.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

       The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds as received are included in the Statement of Operations as realized gain/loss for investments no longer held and as unrealized gain/loss for investments still held.

AIM V.I. International Growth Fund


       Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain
     (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.

       The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. COUNTRY DETERMINATION -- For the purposes of making investment selection decisions and presentation in the Schedule of Investments, AIM may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer's securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America unless otherwise noted.

D. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid to separate accounts of participating insurance companies annually and recorded on ex-dividend date.

E. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund's taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

       The Fund files tax returns in the U.S. federal jurisdiction and certain other jurisdictions. Generally the Fund is subject to examinations by such taxing authorities for tax periods after 2003.

F. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.

G. ACCOUNTING ESTIMATES -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates.

H. INDEMNIFICATIONS -- Under the Trust's organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust's investment manager) is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I. FOREIGN CURRENCY TRANSLATIONS -- Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (i) sales of foreign currencies, (ii) currency gains or losses realized between the trade and settlement dates on securities transactions, and (iii) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

       The Fund may invest in foreign securities which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Taxes are accrued based on the Fund's current interpretation of tax regulations and rates that exist in the foreign markets in which the Fund invests.

J. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. Fluctuations in the value of these contracts are recorded as unrealized appreciation (depreciation) until the contracts are closed. When these contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations. The Fund could be exposed to risk, which may be in excess of the amount reflected in the Statement of Assets and Liabilities, if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

AIM V.I. International Growth Fund

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM based on the annual rate of the Fund's average daily net assets as follows:

AVERAGE NET ASSETS                                            RATE
-------------------------------------------------------------------
First $250 million                                            0.75%
-------------------------------------------------------------------
Over $250 million                                             0.70%
 __________________________________________________________________
===================================================================


AIM has contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit net annual operating expenses (excluding certain items discussed below) of Series I shares to 1.30% and Series II shares to 1.45% of average daily net assets, through at least April 30, 2009. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the net annual operating expenses to exceed the numbers reflected above: (i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary items; (v) expenses related to a merger or reorganization, as approved by the Fund's Board of Trustees; and (vi) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, in addition to the expense reimbursement arrangement with Invesco Ltd. ("Invesco") described more fully below, the only expense offset arrangements from which the Fund may benefit are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. These credits are used to pay certain expenses incurred by the Fund. AIM did not waive fees and/or reimburse expenses during the period under this expense limitation.

    Further, effective July 1, 2007, AIM has contractually agreed, through at least April 30, 2009, to waive 100% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds (excluding investments made in affiliated money market funds with cash collateral from securities loaned by the fund). Prior to July 1, 2007, AIM had voluntarily agreed to waive 25% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds.

    For the year ended December 31, 2007, AIM waived advisory fees of $69,947.

    At the request of the Trustees of the Trust, Invesco agreed to reimburse expenses incurred by the Fund in connection with market timing matters in the AIM Funds, which may include legal, audit, shareholder reporting, communications and trustee expenses. For the year ended December 31, 2007, Invesco did not reimburse any expenses.

    The Trust has entered into a master administrative services agreement with AIM pursuant to which the Fund has agreed to pay AIM a fee for costs incurred in providing accounting services and fund administrative services to the Fund and to reimburse AIM for administrative services fees paid to insurance companies that have agreed to provide services to the participants of separate accounts. These administrative services provided by the insurance companies may include, among other things: the printing of prospectuses, financial reports and proxy statements and the delivery of the same to existing participants; the maintenance of master accounts; the facilitation of purchases and redemptions requested by the participants; and the servicing of participants' accounts. Pursuant to such agreement, for the year ended December 31, 2007, AIM was paid $257,727 for accounting and fund administrative services and reimbursed $2,573,878 for services provided by insurance companies.

    The Trust has entered into a transfer agency and service agreement with AIM Investment Services, Inc. ("AIS") pursuant to which the Fund has agreed to pay AIS a fee for providing transfer agency and shareholder services to the Fund and reimburse AIS for certain expenses incurred by AIS in the course of providing such services. For the year ended December 31, 2007, expenses incurred under the agreement are shown in the Statement of Operations as transfer agent fees.

    The Trust has entered into a master distribution agreement with A I M Distributors, Inc. ("ADI") to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Series II shares (the "Plan"). The Fund, pursuant to the Plan, pays ADI compensation at the annual rate of 0.25% of the Fund's average daily net assets of Series II shares. Of the Plan payments, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. For the year ended December 31, 2007, expenses incurred under the Plan are detailed in the Statement of Operations as distribution fees.

    Certain officers and trustees of the Trust are officers and directors of AIM, AIS and/or ADI.

NOTE 3--INVESTMENTS IN AFFILIATES

The Fund is permitted, pursuant to procedures approved by the Board of Trustees, to invest daily available cash balances and cash collateral from securities lending transactions in affiliated money market funds. The Fund and the money market funds below have the same investment advisor and therefore, are considered to be affiliated. The tables below show the transactions in and earnings from investments in affiliated money market funds for the year ended December 31, 2007. During the period each investment maintained a $1.00 net asset value, as such there is no realized gain/(loss) and no change in unrealized appreciation/(depreciation).


INVESTMENTS OF DAILY AVAILABLE CASH BALANCES:

                     VALUE          PURCHASES          PROCEEDS            VALUE         DIVIDEND
FUND               12/31/06          AT COST          FROM SALES         12/31/07         INCOME
--------------------------------------------------------------------------------------------------
Liquid Assets
Portfolio-Institutional
  Class           $22,755,651      $299,297,371      $(263,334,733)    $ 58,718,289     $1,930,516
--------------------------------------------------------------------------------------------------
Premier
Portfolio-Institutional
  Class            22,755,651       299,297,371       (263.334,733)      58,718,289      1,930,196
==================================================================================================
  Subtotal        $45,511,302      $598,594,742      $(526,669,466)    $117,436,578     $3,860,712
__________________________________________________________________________________________________
==================================================================================================

AIM V.I. International Growth Fund


INVESTMENTS OF CASH COLLATERAL FROM SECURITIES LENDING TRANSACTIONS:

                     VALUE          PURCHASES          PROCEEDS            VALUE         DIVIDEND
FUND               12/31/06          AT COST          FROM SALES         12/31/07        INCOME*
--------------------------------------------------------------------------------------------------
Liquid Assets
Portfolio-Institutional
  Class          $ 28,210,678     $  445,114,612    $  (470,009,737)   $  3,315,553     $  311,878
--------------------------------------------------------------------------------------------------
STIC Prime
Portfolio-Institutional
  Class            28,210,678        184,987,456       (213,198,134)             --        140,718
==================================================================================================
  Subtotal       $ 56,421,356     $  630,102,068    $  (683,207,871)   $  3,315,553     $  452,596
==================================================================================================
  Total
    Investments
    in
    Affiliates   $101,932,658     $1,228,696,810    $(1,209,877,337)   $120,752,131     $4,313,308
__________________________________________________________________________________________________
==================================================================================================

* Net of compensation to counterparties.

NOTE 4--SECURITY TRANSACTIONS WITH AFFILIATED FUNDS

The Fund is permitted to purchase or sell securities from or to certain other AIM Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment advisor (or affiliated investment advisors), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the year ended December 31, 2007, the Fund engaged in securities purchases of $6,992,473.

NOTE 5--EXPENSE OFFSET ARRANGEMENT

The expense offset arrangement is comprised of custodian credits which result from periodic overnight cash balances at the custodian. For the year ended December 31, 2007, the Fund received credits from this arrangement, which resulted in the reduction of the Fund's total expenses of $960.

NOTE 6--TRUSTEES' AND OFFICER'S FEES AND BENEFITS

"Trustees' and Officer's Fees and Benefits" include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and "Trustees' and Officer's Fees and Benefits" also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. "Trustees' and Officer's Fees and Benefits" include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

    During the year ended December 31, 2007, the Fund paid legal fees of $6,021 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 7--BORROWINGS

Pursuant to an exemptive order from the SEC, the Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. A loan will be secured by collateral if the Fund's aggregate borrowings from all sources exceeds 10% of the Fund's total assets. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan.

    The Fund is a party to an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000, or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM, which are parties to the credit facility, can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan.

    During the year ended December 31, 2007, the Fund did not borrow or lend under the interfund lending facility or borrow under the uncommitted unsecured revolving credit facility.

    Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and AIM, not to exceed the contractually agreed upon rate.

NOTE 8--PORTFOLIO SECURITIES LOANED

The Fund may lend portfolio securities having a market value up to one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market

AIM V.I. International Growth Fund

funds. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. The Fund could also experience delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested.

    At December 31, 2007, securities with an aggregate value of $3,169,568 were on loan to brokers. The loans were secured by cash collateral of $3,315,553 received by the Fund and subsequently invested in an affiliated money market fund. For the year ended December 31, 2007, the Fund received dividends on cash collateral investments of $452,596 for securities lending transactions, which are net of compensation to counterparties.

NOTE 9--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS

DISTRIBUTIONS TO SHAREHOLDERS:

The tax character of distributions paid during the years ended December 31, 2007 and 2006 was as follows:

                                                                 2007          2006
--------------------------------------------------------------------------------------
Distributions paid from ordinary income                       $5,871,797    $6,378,926
______________________________________________________________________________________
======================================================================================


TAX COMPONENTS OF NET ASSETS:

As of December 31, 2007, the components of net assets on a tax basis were as follows:

                                                                     2007
------------------------------------------------------------------------------
Undistributed ordinary income                                   $   10,180,926
------------------------------------------------------------------------------
Undistributed long-term gain                                        21,483,315
------------------------------------------------------------------------------
Net unrealized appreciation -- investments                         312,485,051
------------------------------------------------------------------------------
Temporary book/tax differences                                         (89,833)
------------------------------------------------------------------------------
Post-October currency loss deferral                                    (83,980)
------------------------------------------------------------------------------
Shares of beneficial interest                                    1,194,009,370
==============================================================================
  Total net assets                                              $1,537,984,849
______________________________________________________________________________
==============================================================================


    The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's net unrealized appreciation difference is attributable primarily to losses on wash sales and the recognition of unrealized gains for tax purposes on passive foreign investment companies. The tax-basis net unrealized appreciation on investments amount includes appreciation on foreign currencies of $8,021.

    The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

    Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

    The Fund utilized $20,815,286 of capital loss carryforward in the current period to offset net realized capital gain for federal income tax purposes. The Fund does not have a capital loss carryforward as of December 31, 2007.

NOTE 10--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended December 31, 2007 was $855,239,734 and $205,985,556, respectively.

UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENT SECURITIES ON A TAX BASIS
------------------------------------------------------------------------------
Aggregate unrealized appreciation of investment securities       $330,437,226
------------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities      (17,960,196)
==============================================================================
Net unrealized appreciation of investment securities             $312,477,030
______________________________________________________________________________
==============================================================================
Cost of investments for tax purposes is $1,231,501,428.

AIM V.I. International Growth Fund

NOTE 11--RECLASSIFICATION OF PERMANENT DIFFERENCES

Primarily as a result of differing book/tax treatment of foreign currency transactions and foreign capital gain taxes, on December 31, 2007, undistributed net investment income was decreased by $141,233 and undistributed net realized gain was increased by $141,233. This reclassification had no effect on the net assets of the Fund.

NOTE 12--SHARE INFORMATION

                                             CHANGES IN SHARES OUTSTANDING
------------------------------------------------------------------------------------------------------------------------
                                                                               YEAR ENDED DECEMBER 31,
                                                              ----------------------------------------------------------
                                                                        2007(A)                         2006
                                                              ---------------------------    ---------------------------
                                                                SHARES         AMOUNT          SHARES         AMOUNT
------------------------------------------------------------------------------------------------------------------------
Sold:
  Series I                                                     9,094,637    $ 298,953,566     5,527,297    $ 145,984,568
------------------------------------------------------------------------------------------------------------------------
  Series II                                                   18,926,292      627,011,734     4,213,039      111,448,899
========================================================================================================================
Issued as reinvestment of dividends:
  Series I                                                        90,543        3,152,708       172,402        4,966,887
------------------------------------------------------------------------------------------------------------------------
  Series II                                                       78,997        2,719,089        42,239        1,205,499
========================================================================================================================
Reacquired:
  Series I                                                    (4,751,273)    (152,221,281)   (5,743,301)    (150,633,560)
------------------------------------------------------------------------------------------------------------------------
  Series II                                                   (2,196,518)     (69,178,515)   (1,018,904)     (26,955,516)
========================================================================================================================
                                                              21,242,678    $ 710,437,301     3,192,772    $  86,016,777
________________________________________________________________________________________________________________________
========================================================================================================================

(a) There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate they own 44% of the outstanding shares of the Fund. The Fund and the Fund's principal underwriter or advisor, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, AIM and/or AIM affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, AIM and or AIM affiliates including but not limited to services such as, securities brokerage, third party record keeping and account servicing and administrative services. The Trust has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

NOTE 13--SIGNIFICANT EVENT

At a meeting held on December 13, 2007, the Board of Trustees of Trust approved certain proposals to be presented for shareholder approval at a special meeting of the shareholders of the Trust intended to be held on February 29, 2008 (the "Special Meeting"). At the Special Meeting, shareholders of record as of the close of business on November 30, 2007, are entitled to vote their respective shares on several proposals that including, among others the following proposal(s):

    New proposed sub-advisory agreement between A I M Advisors, Inc. ("AIM") and each of AIM Funds Management Inc., Invesco Asset Management Deutschland, GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Global Asset Management (N.A.), Inc., Invesco Hong Kong Limited, Invesco Institutional (N.A.), Inc. and Invesco Senior Secured Management, Inc. (collectively, the "Affiliated Sub-Advisers") (the "New Sub-advisory Arrangements"). This proposal is intended to benefit the Fund and its shareholders by permitting AIM to utilize the additional resources and talent of these affiliated sub-advisers in managing the Fund. Because AIM would pay all of the sub-advisory fees of the sub-advisers, the new sub-advisory arrangements would not affect the fees the Fund pays pursuant to the advisory agreement. If approved by shareholders, the New Sub-advisory Arrangements are expected to become effective on or about May 1, 2008.

AIM V.I. International Growth Fund

NOTE 14--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.


                                                                                       SERIES I
                                                              -----------------------------------------------------------

                                                                                YEAR ENDED DECEMBER 31,
                                                              -----------------------------------------------------------
                                                                2007           2006        2005        2004        2003
-------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $  29.44       $  23.17    $  19.77    $  16.04    $  12.49
-------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income(a)                                        0.34           0.23        0.23        0.15        0.09
-------------------------------------------------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)          3.98           6.32        3.31        3.70        3.54
=========================================================================================================================
    Total from investment operations                              4.32           6.55        3.54        3.85        3.63
=========================================================================================================================
Less dividends from net investment income                        (0.13)         (0.28)      (0.14)      (0.12)      (0.08)
=========================================================================================================================
Net asset value, end of period                                $  33.63       $  29.44    $  23.17    $  19.77    $  16.04
_________________________________________________________________________________________________________________________
=========================================================================================================================
Total return(b)                                                  14.68%         28.28%      17.93%      24.00%      29.06%
_________________________________________________________________________________________________________________________
=========================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $792,779       $563,460    $444,608    $346,605    $290,680
=========================================================================================================================
Ratio of expenses to average net assets                           1.06%(c)(d)     1.10%      1.11%       1.14%       1.10%
=========================================================================================================================
Ratio of net investment income to average net assets              1.06%(c)       0.90%       1.11%       0.90%       0.69%
_________________________________________________________________________________________________________________________
=========================================================================================================================
Portfolio turnover rate                                             20%            34%         36%         48%         79%
_________________________________________________________________________________________________________________________
=========================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.
(c)  Ratios are based on average daily net assets of $667,461,477.
(d) After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements was 1.07% for the year ended December 31, 2007.

                                                                                     SERIES II
                                                              --------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------
                                                                2007           2006       2005       2004       2003
----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $  29.16       $  23.00    $ 19.65    $ 15.97    $ 12.45
----------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income(a)                                        0.26           0.17       0.18       0.11       0.06
----------------------------------------------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)          3.94           6.25       3.30       3.66       3.51
======================================================================================================================
    Total from investment operations                              4.20           6.42       3.48       3.77       3.57
======================================================================================================================
Less dividends from net investment income                        (0.12)         (0.26)     (0.13)     (0.09)     (0.05)
======================================================================================================================
Net asset value, end of period                                $  33.24       $  29.16    $ 23.00    $ 19.65    $ 15.97
______________________________________________________________________________________________________________________
======================================================================================================================
Total return(b)                                                  14.41%         27.92%     17.70%     23.63%     28.68%
______________________________________________________________________________________________________________________
======================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $745,206       $163,657    $54,658    $21,497    $10,972
======================================================================================================================
Ratio of expenses to average net assets                           1.31%(c)(d)     1.35%     1.36%      1.39%      1.35%
======================================================================================================================
Ratio of net investment income to average net assets              0.81%(c)       0.65%      0.86%      0.65%      0.44%
______________________________________________________________________________________________________________________
======================================================================================================================
Portfolio turnover rate                                             20%            34%        36%        48%        79%
______________________________________________________________________________________________________________________
======================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.
(c)  Ratios are based on average daily net assets of $409,612,185.
(d) After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements was 1.32% for the year ended December 31, 2007.

AIM V.I. International Growth Fund


NOTE 15--LEGAL PROCEEDINGS

Terms used in the Legal Proceedings Note are defined terms solely for the purpose of this note.


PENDING LITIGATION AND REGULATORY INQUIRIES


    On August 30, 2005, the West Virginia Office of the State
Auditor -- Securities Commission ("WVASC") issued a Summary Order to Cease and Desist and Notice of Right to Hearing to A I M Advisors, Inc. ("AIM") and A I M Distributors, Inc. ("ADI") (Order No. 05-1318). The WVASC makes findings of fact that AIM and ADI entered into certain arrangements permitting market timing of the AIM Funds and failed to disclose these arrangements in the prospectuses for such Funds, and conclusions of law to the effect that AIM and ADI violated the West Virginia securities laws. The WVASC orders AIM and ADI to cease any further violations and seeks to impose monetary sanctions, including restitution to affected investors, disgorgement of fees, reimbursement of investigatory, administrative and legal costs and an "administrative assessment," to be determined by the Commissioner. Initial research indicates that these damages could be limited or capped by statute. By agreement with the Commissioner of Securities, AIM's time to respond to that Order has been indefinitely suspended.

    Civil lawsuits, including purported class action and shareholder derivative suits, have been filed against certain of the AIM Funds, Invesco Funds Group, Inc. ("IFG") (the former investment advisor to certain AIM Funds), AIM, ADI and/or related entities and individuals, depending on the lawsuit, alleging:

    - that the defendants permitted improper market timing and related activity in the AIM Funds; and

    - that certain AIM Funds inadequately employed fair value pricing.

    These lawsuits allege as theories of recovery, depending on the lawsuit, violations of various provisions of the Federal and state securities laws and ERISA, negligence, breach of fiduciary duty and/or breach of contract. These lawsuits seek remedies that include, depending on the lawsuit, damages, restitution, injunctive relief, imposition of a constructive trust, removal of certain directors and/or employees, various corrective measures under ERISA, rescission of certain AIM Funds' advisory agreements and/or distribution plans and recovery of all fees paid.

    All lawsuits based on allegations of market timing, late trading and related issues have been transferred to the United States District Court for the District of Maryland (the "MDL Court"). Pursuant to an Order of the MDL Court, plaintiffs in these lawsuits consolidated their claims for pre-trial purposes into three amended complaints against various AIM- and IFG-related parties: (i) a Consolidated Amended Class Action Complaint purportedly brought on behalf of shareholders of the AIM Funds; (ii) a Consolidated Amended Fund Derivative Complaint purportedly brought on behalf of the AIM Funds and fund registrants; and (iii) an Amended Class Action Complaint for Violations of the Employee Retirement Income Securities Act ("ERISA") purportedly brought on behalf of participants in Invesco Ltd. ("Invesco") 401(k) plan. Based on orders issued by the MDL Court, all claims asserted against the AIM Funds that have been transferred to the MDL Court have been dismissed, although certain Funds remain nominal defendants in the Consolidated Amended Fund Derivative Complaint. On September 15, 2006, the MDL Court granted the Invesco defendants' motion to dismiss the Amended Class Action Complaint for Violations of ERISA and dismissed such Complaint. The plaintiff has commenced an appeal from that decision.

    IFG, AIM, ADI and/or related entities and individuals have received inquiries from numerous regulators in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, among others, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to
Section 529 college savings plans and procedures for locating lost security holders. IFG, AIM and ADI have advised the Fund that they are providing full cooperation with respect to these inquiries. Regulatory actions and/or additional civil lawsuits related to these or other issues may be filed against the AIM Funds, IFG, AIM and/or related entities and individuals in the future.

    At the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the outcome of the Pending Litigation and Regulatory Inquiries described above may have on AIM, ADI or the Fund.

AIM V.I. International Growth Fund

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of AIM Variable Insurance Funds and Shareholders of AIM V. I. International Growth Fund:



In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of AIM V.I. International Growth Fund (one of the funds constituting AIM Variable Insurance Funds, hereafter referred to as the "Fund") at December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights for each of the periods ended on or before December 31, 2004 were audited by another independent registered public accounting firm whose report dated February 4, 2005 expressed an unqualified opinion on those financial highlights.

PRICEWATERHOUSECOOPERS LLP

February 12, 2008
Houston, Texas

AIM V.I. International Growth Fund

CALCULATING YOUR ONGOING FUND EXPENSES

EXAMPLE

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service fees (12b-1); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2007, through December 31, 2007.

    The actual and hypothetical expenses in the examples below do not represent the effect of any fees or other expenses assessed in connection with a variable product; if they did, the expenses shown would be higher while the ending account values shown would be lower.

ACTUAL EXPENSES

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return.

    The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

    Please note that the expenses shown in the table are meant to highlight your ongoing costs. Therefore, the hypothetical information is useful in comparing ongoing costs, and will not help you determine the relative total costs of owning different funds.

                                                                                           HYPOTHETICAL
                                                                                     (5% ANNUAL RETURN BEFORE
                                                          ACTUAL                            EXPENSES)
                             BEGINNING           ENDING           EXPENSES           ENDING           EXPENSES        ANNUALIZED
                           ACCOUNT VALUE      ACCOUNT VALUE      PAID DURING      ACCOUNT VALUE      PAID DURING       EXPENSE
        CLASS               (07/01/07)        (12/31/07)(1)       PERIOD(2)        (12/31/07)         PERIOD(2)         RATIO
      Series I               $1,000.00          $1,015.70           $5.44           $1,019.81           $5.45            1.07%
      Series II               1,000.00           1,014.70            6.70            1,018.55            6.72            1.32

(1) The actual ending account value is based on the actual total return of the Fund for the period July 1, 2007, through December 31, 2007, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund's expense ratio and a hypothetical annual return of 5% before expenses.
(2) Expenses are equal to the Fund's annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

AIM V.I. International Growth Fund

TAX INFORMATION

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state's requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended December 31, 2007:

       FEDERAL AND STATE INCOME TAX

         Corporate Dividends Received Deduction*                       0.00%

       * The above percentage is based on ordinary income dividends paid to shareholders during the Fund's fiscal year.

FOREIGN TAX CREDIT

For the fiscal year ended December 31, 2007, the amount of income received by the Fund from sources within foreign countries and possessions of the United States was $0.4836 per share (representing a total of $21,616,021). Of the foreign source income, $0.3851 per share is considered qualified dividend income. Foreign source income with the required adjustments for qualified dividends is $0.2641 per share. The amount of taxes paid by the Fund to such countries for the fiscal year end December 31, 2007 was $0.0260 per share (representing a total of $1,162,416). The following table provides a breakdown by country of ordinary income received and foreign taxes paid by the fund during the fiscal year ended December 31, 2007. The per share amount is based on shareholders of record on December 10, 2007

                                           FOREIGN SOURCE    FOREIGN TAX    FOREIGN QUALIFIED    ADJUSTED FOREIGN
                                               INCOME           PAID            DIVIDEND          SOURCE INCOME
COUNTRY                                          %                %                 %                   %
-----------------------------------------------------------------------------------------------------------------
Australia                                        2.61%            0.00%             2.77%               2.47%
-----------------------------------------------------------------------------------------------------------------
Austria                                          0.00%            0.00%             0.00%               0.00%
-----------------------------------------------------------------------------------------------------------------
Belgium                                          2.10%            3.32%             1.72%               2.42%
-----------------------------------------------------------------------------------------------------------------
Brazil                                           2.10%            1.49%             2.64%               1.66%
-----------------------------------------------------------------------------------------------------------------
Canada                                           2.00%            4.85%             2.51%               1.57%
-----------------------------------------------------------------------------------------------------------------
China                                            0.32%            0.00%             0.40%               0.25%
-----------------------------------------------------------------------------------------------------------------
Denmark                                          0.52%            0.50%             0.26%               0.73%
-----------------------------------------------------------------------------------------------------------------
France                                          11.92%           21.11%            10.95%              12.72%
-----------------------------------------------------------------------------------------------------------------
Germany                                          7.26%            8.17%             4.23%               9.79%
-----------------------------------------------------------------------------------------------------------------
Greece                                           2.37%            0.00%             2.98%               1.87%
-----------------------------------------------------------------------------------------------------------------
Hong Kong                                        3.27%            0.00%             4.11%               2.58%
-----------------------------------------------------------------------------------------------------------------
Hungary                                          0.48%            0.00%             0.60%               0.38%
-----------------------------------------------------------------------------------------------------------------
India                                            1.05%            0.00%             1.32%               0.83%
-----------------------------------------------------------------------------------------------------------------
Indonesia                                        1.08%            2.61%             1.35%               0.85%
-----------------------------------------------------------------------------------------------------------------
Ireland                                          1.91%            0.00%             2.40%               1.50%
-----------------------------------------------------------------------------------------------------------------
Israel                                           0.84%            2.17%             1.05%               0.66%
-----------------------------------------------------------------------------------------------------------------
Italy                                            3.57%            6.60%             3.41%               3.71%
-----------------------------------------------------------------------------------------------------------------
Japan                                            7.01%            7.32%             8.23%               6.00%
-----------------------------------------------------------------------------------------------------------------
Mexico                                           3.06%            0.00%             3.61%               2.61%
-----------------------------------------------------------------------------------------------------------------
Netherlands                                      1.20%            1.13%             0.59%               1.72%
-----------------------------------------------------------------------------------------------------------------
Norway                                           2.68%            0.00%             1.05%               4.04%
-----------------------------------------------------------------------------------------------------------------
Russia                                           0.39%            1.06%             0.50%               0.31%
-----------------------------------------------------------------------------------------------------------------
Singapore                                        2.56%            0.00%             3.21%               2.02%
-----------------------------------------------------------------------------------------------------------------
South Africa                                     1.32%            0.00%             1.65%               1.04%
-----------------------------------------------------------------------------------------------------------------
South Korea                                      1.19%            3.13%             1.49%               0.94%
-----------------------------------------------------------------------------------------------------------------
Spain                                            3.13%            7.60%             3.94%               2.47%
-----------------------------------------------------------------------------------------------------------------
Sweden                                           8.60%           15.59%             8.07%               9.04%
-----------------------------------------------------------------------------------------------------------------
Switzerland                                      8.79%            0.00%             4.08%              12.70%
-----------------------------------------------------------------------------------------------------------------
Taiwan                                           4.03%           11.97%             5.06%               3.17%
-----------------------------------------------------------------------------------------------------------------
Turkey                                           1.08%            1.38%             1.35%               0.85%
-----------------------------------------------------------------------------------------------------------------
United Kingdom                                  11.56%            0.00%            14.47%               9.10%
-----------------------------------------------------------------------------------------------------------------
United States                                    0.00%            0.00%             0.00%               0.00%
_________________________________________________________________________________________________________________
=================================================================================================================

AIM V.I. International Growth Fund

TRUSTEES AND OFFICERS

The address of each trustee and officer of AIM Variable Insurance Funds (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. Each trustee oversees 104 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

                                                                                       OTHER
                                  TRUSTEE                                              TRUSTEESHIP(S)/
NAME, YEAR OF BIRTH AND           AND/OR                                               DIRECTORSHIP(S)
POSITION(S) HELD WITH THE         OFFICER    PRINCIPAL OCCUPATION(S)                   HELD BY
TRUST                             SINCE      DURING PAST 5 YEARS                       TRUSTEE/ DIRECTOR
-------------------------------------------------------------------------------------------------------------------------
 Interested Persons
-------------------------------------------------------------------------------------------------------------------------

   Martin L. Flanagan(1) -- 1960  2007       Director, Chief Executive Officer and     None
   Trustee                                   President, Invesco Ltd. (ultimate parent
                                             of AIM and a global investment
                                             management firm) and, Invesco Holding
                                             Company (parent of AIM and a global
                                             investment management firm); Chairman,
                                             A I M Advisors, Inc. (registered
                                             investment advisor); Director, Chairman,
                                             Chief Executive Officer and President,
                                             IVZ Inc. (holding company); and INVESCO
                                             North American Holdings, Inc. (holding
                                             company); Chairman and President,
                                             INVESCO Group Services, Inc. (service
                                             provider); Trustee, The AIM Family of
                                             Funds(R); Vice Chairman, Investment
                                             Company Institute; and Member of
                                             Executive Board, SMU Cox School of
                                             Business

                                             Formerly: Chairman, Investment Company
                                             Institute; President, Co-Chief Executive
                                             Officer, Co-President, Chief Operating
                                             Officer and Chief Financial Officer,
                                             Franklin Resources, Inc. (global
                                             investment management organization)
-------------------------------------------------------------------------------------------------------------------------

   Philip A. Taylor(2) -- 1954    2006       Director, Chief Executive Officer and     None
   Trustee, President and                    President, AIM Mutual Fund Dealer Inc.
   Principal                                 (registered broker dealer), A I M
   Executive Officer                         Advisors, Inc., AIM Funds Management
                                             Inc. d/b/a INVESCO Enterprise Services
                                             (registered investment advisor and
                                             registered transfer agent), AIM Trimark
                                             Corporate Class Inc. (formerly AIM
                                             Trimark Global Fund Inc.) (corporate
                                             mutual fund company) and AIM Trimark
                                             Canada Fund Inc. (corporate mutual fund
                                             company), and 1371 Preferred Inc.
                                             (holding company); Director, Chairman,
                                             Chief Executive Officer and President,
                                             A I M Management Group Inc. (financial
                                             services holding company) and A I M
                                             Capital Management, Inc. (registered
                                             investment advisor); Director and
                                             President, INVESCO Funds Group, Inc.
                                             (registered investment advisor and
                                             register transfer agent) and AIM GP
                                             Canada Inc. (general partner for a
                                             limited partnership); Director, A I M
                                             Distributors, Inc. (registered broker
                                             dealer); Director and Chairman, AIM
                                             Investment Services, Inc. (registered
                                             transfer agent) and INVESCO
                                             Distributors, Inc. (registered broker
                                             dealer); Director, President and
                                             Chairman, IVZ Callco Inc. (holding
                                             company), INVESCO Inc. (holding company)
                                             and AIM Canada Holdings Inc. (holding
                                             company); Trustee, President and
                                             Principal Executive Officer of The AIM
                                             Family of Funds--Registered Trademark--
                                             (other than AIM Treasurer's Series
                                             Trust, Short-Term Investments Trust and
                                             Tax-Free Investments Trust); Trustee and
                                             Executive Vice President, The AIM Family
                                             of Funds--Registered Trademark-- (AIM
                                             Treasurer's Series Trust, Short-Term
                                             Investments Trust and Tax-Free
                                             Investments Trust only); and Manager,
                                             PowerShares Capital Management LLC

                                             Formerly: Director and Chairman, Fund
                                             Management Company (registered broker
                                             dealer); President and Principal
                                             Executive Officer, The AIM Family of
                                             Funds--Registered Trademark-- (AIM
                                             Treasurer's Series Trust, Short-Term
                                             Investments Trust and Tax-Free
                                             Investments Trust only); Chairman, AIM
                                             Canada Holdings, Inc.; President, AIM
                                             Trimark Global Fund Inc. and AIM Trimark
                                             Canada Fund Inc.; and Director, Trimark
                                             Trust (federally regulated Canadian
                                             Trust Company)
-------------------------------------------------------------------------------------------------------------------------
 Independent Trustees
-------------------------------------------------------------------------------------------------------------------------

   Bruce L. Crockett -- 1944      1993       Chairman, Crockett Technology Associates  ACE Limited (insurance company);
   Trustee and Chair                         (technology consulting company)           and Captaris, Inc. (unified
                                                                                       messaging provider)
-------------------------------------------------------------------------------------------------------------------------

   Bob R. Baker -- 1936           2004       Retired                                   None
   Trustee
-------------------------------------------------------------------------------------------------------------------------

   Frank S. Bayley -- 1939        2001       Retired                                   None
   Trustee
                                             Formerly: Partner, law firm of Baker &
                                             McKenzie and Director, Badgley Funds,
                                             Inc. (registered investment company) (2
                                             portfolios)
-------------------------------------------------------------------------------------------------------------------------

   James T. Bunch -- 1942         2004       Founder, Green, Manning & Bunch Ltd.,     None
   Trustee                                   (investment banking firm)

                                             Formerly: Director, Policy Studies, Inc.
                                             and Van Gilder Insurance Corporation
-------------------------------------------------------------------------------------------------------------------------

   Albert R. Dowden -- 1941       2000       Director of a number of public and        None
   Trustee                                   private business corporations, including
                                             the Boss Group Ltd. (private investment
                                             and management); Reich & Tang Funds
                                             (Chairman) (registered investment
                                             company) (7 portfolios), Daily Income
                                             Fund (4 portfolios), California Daily
                                             Tax Free Income Fund, Inc., Connecticut
                                             Daily Tax Free Income Fund, Inc. and New
                                             Jersey Daily Municipal Fund, Inc.,
                                             Annuity and Life Re (Holdings), Ltd.
                                             (insurance company), and Homeowners of
                                             America Holding Corporation (property
                                             casualty company)

                                             Formerly: Director, CompuDyne
                                             Corporation (provider of product and
                                             services to the public security market);
                                             Director, President and Chief Executive
                                             Officer, Volvo Group North America,
                                             Inc.; Senior Vice President, AB Volvo;
                                             Director of various affiliated Volvo
                                             companies; and Director, Magellan
                                             Insurance Company
-------------------------------------------------------------------------------------------------------------------------

   Jack M. Fields -- 1952         1997       Chief Executive Officer, Twenty First     Administaff
   Trustee                                   Century Group, Inc. (government affairs
                                             company); and Owner and Chief Executive
                                             Officer, Dos Angelos Ranch, L.P.
                                             (cattle, hunting, corporate
                                             entertainment)
                                             Formerly: Chief Executive Officer,
                                             Texana Timber LP (sustainable forestry
                                             company), and Discovery Global Education
                                             Fund (non-profit)

-------------------------------------------------------------------------------------------------------------------------

   Carl Frischling -- 1937        1993       Partner, law firm of Kramer Levin         Director, Reich & Tang Funds) (15
   Trustee                                   Naftalis and Frankel LLP                  portfolios)
-------------------------------------------------------------------------------------------------------------------------

   Prema Mathai-Davis -- 1950     1998       Formerly: Chief Executive Officer, YWCA   None
   Trustee                                   of the USA
-------------------------------------------------------------------------------------------------------------------------

   Lewis F. Pennock -- 1942       1993       Partner, law firm of Pennock & Cooper     None
   Trustee
-------------------------------------------------------------------------------------------------------------------------

   Larry Soll -- 1942             2004       Retired                                   None
   Trustee
-------------------------------------------------------------------------------------------------------------------------

   Raymond Stickel, Jr. -- 1944   2005       Retired                                   None
   Trustee                                   Formerly: Partner, Deloitte & Touche;
                                             and Director, Mainstay VP Series Funds,
                                             Inc. (25 portfolios)
-------------------------------------------------------------------------------------------------------------------------

(1) Mr. Flanagan was appointed as Trustee of the Trust on February 24, 2007. Mr. Flanagan is considered an interested person of the Trust because he is an officer of the advisor to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the advisor to the Trust.
(2) Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.

AIM V.I. International Growth Fund

                                                                                       OTHER
                                  TRUSTEE                                              TRUSTEESHIP(S)/
NAME, YEAR OF BIRTH AND           AND/OR                                               DIRECTORSHIP(S)
POSITION(S) HELD WITH THE         OFFICER    PRINCIPAL OCCUPATION(S)                   HELD BY TRUSTEE/
TRUST                             SINCE      DURING PAST 5 YEARS                       DIRECTOR
-------------------------------------------------------------------------------------------------------------------------
 Other Officers
-------------------------------------------------------------------------------------------------------------------------

   Russell C. Burk -- 1958        2005       Senior Vice President and Senior Officer  N/A
   Senior Vice President and                 of The AIM Family of Funds--Registered
   Senior Officer                            Trademark--
                                             Formerly: Director of Compliance and
                                             Assistant General Counsel, ICON
                                             Advisers, Inc.; Financial Consultant,
                                             Merrill Lynch; General Counsel and
                                             Director of Compliance, ALPS Mutual
                                             Funds, Inc.
-------------------------------------------------------------------------------------------------------------------------

   John M. Zerr -- 1962           2006       Director, Senior Vice President,          N/A
   Senior Vice President, Chief              Secretary and General Counsel, A I M
   Legal Officer and Secretary               Management Group Inc., A I M Advisors,
                                             Inc. and A I M Capital Management, Inc.;
                                             Director, Vice President and Secretary,
                                             AIM Investment Services, Inc. and
                                             INVESCO Distributors, Inc.; Director,
                                             Senior Vice President and Secretary,
                                             A I M Distributors, Inc.; Director and
                                             Vice President, INVESCO Funds Group
                                             Inc.; Senior Vice President, Chief Legal
                                             Officer and Secretary of The AIM Family
                                             of Funds--Registered Trademark--; and
                                             Manager, PowerShares Capital Management
                                             LLC

                                             Formerly: Director, Vice President and
                                             Secretary, Fund Management Company; Vice
                                             President, A I M Capital Management,
                                             Inc.; Chief Operating Officer, Senior
                                             Vice President, General Counsel and
                                             Secretary, Liberty Ridge Capital, Inc.
                                             (an investment adviser); Vice President
                                             and Secretary, PBHG Funds (an investment
                                             company); Vice President and Secretary,
                                             PBHG Insurance Series Fund (an
                                             investment company); General Counsel and
                                             Secretary, Pilgrim Baxter Value
                                             Investors (an investment adviser); Chief
                                             Operating Officer, General Counsel and
                                             Secretary, Old Mutual Investment
                                             Partners (a broker-dealer); General
                                             Counsel and Secretary, Old Mutual Fund
                                             Services (an administrator); General
                                             Counsel and Secretary, Old Mutual
                                             Shareholder Services (a shareholder
                                             servicing center); Executive Vice
                                             President, General Counsel and
                                             Secretary, Old Mutual Capital, Inc. (an
                                             investment adviser); and Vice President
                                             and Secretary, Old Mutual Advisors Funds
                                             (an investment company)
-------------------------------------------------------------------------------------------------------------------------

   Lisa O. Brinkley -- 1959       2004       Global Compliance Director, Invesco       N/A
   Vice President                            Ltd.; and Vice President of The AIM
                                             Family of Funds--Registered Trademark--

                                             Formerly: Senior Vice President, A I M
                                             Management Group Inc. (financial
                                             services holding company); Senior Vice
                                             President and Chief Compliance Officer,
                                             A I M Advisors, Inc. and The AIM Family
                                             of Funds--Registered Trademark--; Vice
                                             President and Chief Compliance Officer,
                                             A I M Capital Management, Inc. and A I M
                                             Distributors, Inc.; Vice President, AIM
                                             Investment Services, Inc. and Fund
                                             Management Company; Senior Vice
                                             President and Chief Compliance Officer
                                             of The AIM Family of Funds--Registered
                                             Trademark--; and Senior Vice President
                                             and Compliance Director, Delaware
                                             Investments Family of Funds
-------------------------------------------------------------------------------------------------------------------------

   Kevin M. Carome -- 1956        2003       General Counsel, Secretary and Senior
   Vice President                            Managing Director, Invesco Ltd.,
                                             Director and Secretary, Invesco Holding
                                             Company Limited, IVZ, Inc. and INVESCO
                                             Group Services, Inc.; Director, INVESCO
                                             Funds Group, Inc.; Secretary, INVESCO
                                             North American Holdings, Inc.; and Vice
                                             President of The AIM Family of
                                             Funds--Registered Trademark--

                                             Formerly: Senior Managing Director,       N/A
                                             Invesco Holding Company Limited;
                                             Director, Senior Vice President,
                                             Secretary and General Counsel, A I M
                                             Management Group Inc. and A I M
                                             Advisors, Inc.; Senior Vice President,
                                             A I M Distributors, Inc.; Director,
                                             General Counsel and Vice President, Fund
                                             Management Company; Vice President,
                                             A I M Capital Management, Inc. and AIM
                                             Investment Services, Inc.; Senior Vice
                                             President, Chief Legal Officer and
                                             Secretary of The AIM Family of
                                             Funds--Registered Trademark--; Director
                                             and Vice President, INVESCO
                                             Distributors, Inc.; Chief Executive
                                             Officer and President, INVESCO Funds
                                             Group, Inc.; and Senior Vice President
                                             and General Counsel, Liberty Financial
                                             Companies, Inc.
-------------------------------------------------------------------------------------------------------------------------

   Sidney M. Dilgren -- 1961      2004       Vice President, A I M Advisors, Inc. and  N/A
   Vice President, Principal                 A I M Capital Management, Inc.; and Vice
   Financial Officer and                     President, Treasurer and Principal
   Treasurer                                 Financial Officer of The AIM Family of
                                             Funds--Registered Trademark--

                                             Formerly: Fund Treasurer, A I M
                                             Advisors, Inc.; Senior Vice President,
                                             AIM Investment Services, Inc.; and Vice
                                             President, A I M Distributors, Inc.
-------------------------------------------------------------------------------------------------------------------------

   Karen Dunn Kelley -- 1960      2004       Head of Invesco's World Wide Fixed        N/A
   Vice President                            Income and Cash Management Group;
                                             Director of Cash Management and Senior
                                             Vice President, A I M Advisors, Inc. and
                                             A I M Capital Management, Inc; Executive
                                             Vice President, A I M Distributors,
                                             Inc.; Senior Vice President, A I M
                                             Management Group Inc.; Vice President,
                                             The AIM Family of Funds--Registered
                                             Trademark-- (other than AIM Treasurer's
                                             Series Trust, Short-Term Investments
                                             Trust and Tax-Free Investments Trust);
                                             and President and Principal Executive
                                             Officer, The AIM Family of
                                             Funds--Registered Trademark-- (AIM
                                             Treasurer's Series Trust, Short-Term
                                             Investments Trust and Tax-Free
                                             Investments Trust only)
                                             Formerly: Director and President, Fund
                                             Management Company; Chief Cash
                                             Management Officer and Managing
                                             Director, A I M Capital Management,
                                             Inc.; Vice President, A I M Advisors,
                                             Inc. and The AIM Family of
                                             Funds--Registered Trademark-- (AIM
                                             Treasurer's Series Trust, Short-Term
                                             Investments Trust and Tax-Free
                                             Investments Trust only)
-------------------------------------------------------------------------------------------------------------------------

   Lance A. Rejsek -- 1967        2005       Anti-Money Laundering Compliance          N/A
   Anti-Money Laundering                     Officer, A I M Advisors, Inc., A I M
   Compliance Officer                        Capital Management, Inc., A I M
                                             Distributors, Inc., AIM Investment
                                             Services, Inc., AIM Private Asset
                                             Management, Inc. and The AIM Family of
                                             Funds--Registered Trademark--
                                             Formerly: Anti-Money Laundering
                                             Compliance Officer, Fund Management
                                             Company; and Manager of the Fraud
                                             Prevention Department, AIM Investment
                                             Services, Inc.
-------------------------------------------------------------------------------------------------------------------------

   Todd L. Spillane -- 1958       2006       Senior Vice President, A I M Management   N/A
   Chief Compliance Officer                  Group Inc.; Senior Vice President and
                                             Chief Compliance Officer, A I M
                                             Advisors, Inc. and A I M Capital
                                             Management, Inc.; Chief Compliance
                                             Officer of The AIM Family of
                                             Funds--Registered Trademark--, Invesco
                                             Global Asset Management (N.A.), Inc.,
                                             (registered investment advisor), Invesco
                                             Institutional (N.A.), Inc., (registered
                                             investment advisor), INVESCO Private
                                             Capital Investments, Inc. (holding
                                             company), Invesco Private Capital, Inc.
                                             (registered investment advisor) and
                                             Invesco Senior Secured Management, Inc.
                                             (registered investment advisor); and
                                             Vice President, A I M Distributors, Inc.
                                             and AIM Investment Services, Inc.

                                             Formerly: Vice President, A I M Capital
                                             Management, Inc. and Fund Management
                                             Company; Global Head of Product
                                             Development, AIG-Global Investment
                                             Group, Inc.; and Chief Compliance
                                             Officer and Deputy General Counsel,
                                             AIG-SunAmerica Asset Management
-------------------------------------------------------------------------------------------------------------------------

The Statement of Additional Information of the Trust includes additional information about the Fund's Trustees and is available upon request, without charge, by calling 1.800.410.4246.

OFFICE OF THE FUND            INVESTMENT ADVISOR       DISTRIBUTOR              AUDITORS
11 Greenway Plaza             A I M Advisors, Inc.     A I M Distributors,      PricewaterhouseCoopers
Suite 100                     11 Greenway Plaza        Inc.                     LLP
Houston, TX 77046-1173        Suite 100                11 Greenway Plaza        1201 Louisiana Street
                              Houston, TX 77046-1173   Suite 100                Suite 2900
                                                       Houston, TX 77046-1173   Houston, TX 77002-5678

COUNSEL TO THE FUND           COUNSEL TO THE           TRANSFER AGENT           CUSTODIAN
Ballard Spahr                 INDEPENDENT TRUSTEES     AIM Investment           State Street Bank and
Andrews & Ingersoll, LLP      Kramer, Levin, Naftalis  Services, Inc.           Trust
1735 Market Street, 51st      & Frankel LLP            P.O. Box 4739            Company
Floor                         1177 Avenue of the       Houston, TX 77210-4739   225 Franklin Street
Philadelphia, PA 19103-7599   Americas                                          Boston, MA 02110-2801
                              New York, NY 10036-2714

DOMESTIC EQUITY

Large-Cap Growth

                                                              AIM V.I. Large Cap
                                                                     Growth Fund
                               Annual Report to Shareholders - December 31, 2007

The Fund provides a complete list of
its holdings four times in each
fiscal year, at the quarter-ends. For
the second and fourth quarters, the
lists appear in the Fund's semiannual
and annual reports to shareholders.
For the first and third quarters, the
Fund files the lists with the
Securities and Exchange Commission
(SEC) on Form N-Q. The Fund's Form
N-Q filings are available on the SEC
Web site, sec.gov. Copies of the
Fund's Forms N-Q may be reviewed and                          [COVER GLOBE IMAGE]
copied at the SEC Public Reference
Room in Washington, D.C.You can
obtain information on the operation
of the Public Reference Room,
including information about
duplicating fee charges, by calling
202-942-8090 or 800-732-0330, or by
electronic request at the following
E-mail address: publicinfo@sec.gov.
The SEC file numbers for the Fund are
811-07452 and 033-57340. The Fund's
most recent portfolio holdings, as
filed on Form N-Q, have also been
made available to insurance companies
issuing variable annuity contracts
and variable life insurance policies
("variable products") that invest in
the Fund.

A description of the policies and
procedures that the Fund uses to                          AIM V.I. LARGE CAP GROWTH FUND's investment
determine how to vote proxies                               objective is long-term growth of capital.
relating to portfolio securities is
available without charge, upon
request, from our Client Services
department at 800-410-4246 or on the
AIM Web site, AIMinvestments.com. On
the home page, scroll down and click
on Proxy Policy. The information is
also available on the SEC Web site,
sec.gov.

Information regarding how the Fund
voted proxies related to its
portfolio securities during the 12
months ended June 30, 2007, is
available at our Web site. Go to
AIMinvestments.com, access the About    UNLESS OTHERWISE STATED, INFORMATION PRESENTED IN THIS REPORT
Us tab, click on Required Notices and   IS AS OF DECEMBER 31, 2007, AND IS BASED ON TOTAL NET ASSETS.
then click on Proxy Voting Activity.
Next, select the Fund from the
drop-down menu. The information is                    UNLESS OTHERWISE NOTED, ALL DATA IN THIS REPORT
also available on the SEC Web site,                              ARE FROM A I M MANAGEMENT GROUP INC.
sec.gov.



                                        =============================================================
                                        THIS REPORT MUST BE ACCOMPANIED OR PRECEDED BY A CURRENTLY
                                        EFFECTIVE FUND PROSPECTUS AND VARIABLE PRODUCT PROSPECTUS,
                                        WHICH CONTAIN MORE COMPLETE INFORMATION, INCLUDING SALES
                                        CHARGES AND EXPENSES. INVESTORS SHOULD READ EACH CAREFULLY
 [AIM INVESTMENTS LOGO]                 BEFORE INVESTING.
--REGISTERED TRADEMARK--                =============================================================

                                                NOT FDIC INSURED   MAY LOSE VALUE   NO BANK GUARANTEE

                                                                             A I M DISTRIBUTORS, INC.

AIM V.I. Large Cap Growth Fund

Management's discussion of Fund performance                                               o Risk assessment--avoid "high risk"
                                                                                          companies as defined below
=======================================================================================
PERFORMANCE SUMMARY                                                                          Our fundamental analysis seeks to
                                                                                          determine the company's drivers of
For the 12 months ended December 31, 2007, AIM V.I. Large Cap Growth Fund, excluding      earnings. To accomplish this goal, we
variable product issuer charges, produced double-digit returns and outperformed the S&P   examine financial statements and analyze
500 Index and the Russell 1000 Growth Index.                                              trends, growth rates and the competitive
                                                                                          landscape. We meet with company management
   The Fund outperformed its broad market and style-specific indexes largely due to       to evaluate proprietary products and the
strong stock selection in the industrials, telecommunication services and materials       quality of management. We believe stocks
sectors. An underweight position in financial stocks also contributed to outperformance   that pass our quantitative and fundamental
versus the S&P 500 Index.                                                                 screens are more likely to outperform.

   Your Fund's long-term performance appears later in this report.                           We construct the portfolio using a
                                                                                          bottom-up strategy, focusing on individual
FUND VS. INDEXES                                                                          stocks. While there are no formal sector
                                                                                          guidelines or constraints, internal
Total returns, 12/31/06-12/31/07, excluding variable product issuer charges. If           controls and proprietary software help us
variable product issuer charges were included, returns would be lower.                    monitor risk levels and sector
                                                                                          concentration.
Series I Shares                                                                   15.64%
Series II Shares                                                                  15.30      We believe disciplined sell decisions
S&P 500 Index(triangle) (Broad Market Index)                                       5.49   are integral to successful investing, so
Russell 1000 Growth Index(triangle) (Style-Specific Index)                        11.81   we consider selling stocks based on:
Lipper VUF Large-Cap Growth Funds Index(triangle) (Peer Group Index)              14.44
Lipper Large-Cap Growth Funds Index(triangle) (Former Peer Group Index)           14.97   o Deteriorating business prospects.

SOURCES: (triangle)LIPPER INC.                                                            o Extended valuation.
=======================================================================================
                                                                                          o Slowing earnings growth.
How we invest                                correlated with outperformance in the
                                             large-cap growth universe, including:        o Weakened balance sheet.
We believe a growth investment strategy is
an essential component of a diversified      o Earnings--focus on companies exhibiting    Market conditions and your Fund
portfolio. Our investment process combines   strong growth in earnings, revenue and
quantitative and fundamental analysis to     cash flows                                   Despite high market volatility late in the
uncover companies exhibiting long-term,                                                   year, major U.S. equity markets finished
sustainable earnings and cash flow growth    o Quality--focus on companies with           the year in positive territory.(1) In the
that is not yet reflected in investor        sustainable earnings growth; focus on        first part of the year, strong economic
expectations or equity valuations.           companies with management teams that         growth, favorable corporate earnings and
                                             profitably reinvest shareholder cash flow    increased merger and acquisition activity
   Our quantitative model ranks companies                                                 drove equity markets higher. However,
based on factors we have found to be         o Valuation--focus on companies that are     concerns about the credit markets,
highly                                       attractively valued given their growth
                                             potential
==========================================   ==========================================   ==========================================
     PORTFOLIO COMPOSITION                        TOP FIVE INDUSTRIES*                         TOP 10 EQUITY HOLDINGS*

By sector                                    1. Aerospace & Defense                10.2%   1. Hewlett-Packard Co.               4.6%
Information Technology                32.5%  2. Computer Hardware                   9.9    2. Cisco Systems, Inc.               3.6
Industrials                           17.3   3. Communications Equipment            7.2    3. Lockheed Martin Corp.             3.5
Health Care                           16.7   4. Systems Software                    5.4    4. Apple Inc.                        3.3
Financials                             7.3   5. Managed Health Care                 4.7    5. Accenture Ltd.-Class A            2.6
Energy                                 6.2                                                 6. Goldman Sachs Group, Inc. (The)   2.6
Materials                              5.1   Total Net Assets           $130.33 million    7. ABB Ltd.                          2.6
Consumer Discretionary                 5.0                                                 8. Microsoft Corp.                   2.5
Telecommunication Services             3.8   Total Number of Holdings*               69    9. WellPoint Inc.                    2.1
Consumer Staples                       3.5                                                10. McKesson Corp.                    2.1
Utilities                              1.0
Money Market Funds Plus
Other Assets Less Liabilities          1.6

The Fund's holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

* Excluding money market fund holdings.
==========================================   ==========================================   ==========================================

AIM V.I. Large Cap Growth Fund

continued weakness in housing and rising     and an overweight position in metals and     The views and opinions expressed in
oil prices weighed heavily on investor       mining stocks. In this area, holdings that   management's discussion of Fund
sentiment during much of the second half     performed well included FREEPORT MCMORAN     performance are those of A I M Advisors,
of the year.                                 and RIO TINTO. Chemicals holdings SYNGENTA   Inc. These views and opinions are subject
                                             and MOSAIC also made solid contributions     to change at any time based on factors
   In this environment, large- and mid-cap   to performance.                              such as market and economic conditions.
stocks generally outperformed small-cap                                                   These views and opinions may not be relied
stocks.1 Additionally, growth stocks            The Fund underperformed the Russell       upon as investment advice or
generally outperformed value stocks.(1)      1000 Growth Index in the financials,         recommendations, or as an offer for a
With the exception of the financials,        information technology (IT) and consumer     particular security. The information is
consumer discretionary and                   staples sectors. Many financials stocks      not a complete analysis of every aspect of
telecommunication services sectors,          faced selling pressure late in the year      any market, country, industry, security or
positive performance was broad among         due to concerns about sub-prime issues. In   the Fund. Statements of fact are from
Russell 1000 Growth Index sectors with       this environment, the Fund's overweight      sources considered reliable, but A I M
the best returns found in the materials,     position in capital markets and insurance    Advisors, Inc. makes no representation or
energy and utilities sectors.                stocks hurt performance relative to the      warranty as to their completeness or
                                             benchmark index. Examples of holdings that   accuracy. Although historical performance
   The Fund enjoyed strong absolute and      detracted from performance included LEHMAN   is no guarantee of future results, these
relative performance during the year, led    BROTHERS and MORGAN STANLEY, both of which   insights may help you understand our
by significant contributions from holdings   we sold due to deteriorating fundamentals.   investment management philosophy.
in the industrials, telecommunication
services and materials sectors. An              While the Fund underperformed the                      Geoffrey V. Keeling
underweight position in the consumer         Russell 1000 Growth Index in the IT             [KEELING  Chartered Financial Analyst,
discretionary sector also contributed to     sector, several IT holdings made solid           PHOTO]   senior portfolio manager, is
outperformance, as many consumer stocks      contributions to the Fund's absolute                      co-manager of AIM V.I. Large
struggled late in the year.                  performance. These included APPLE, NOKIA     Cap Growth Fund. He joined AIM in 1995 and
                                             and GOOGLE. Much of the Fund's               assumed his present responsibilities in
   The industrials sector benefited from a   underperformance versus the Russell 1000     1999. Mr. Keeling earned a B.B.A. in
broad-based rally during much of the year,   Growth Index was due to stock selection in   finance from The University of Texas at
and the Fund outperformed the benchmark      the software industry, where holdings such   Austin.
Russell 1000 Growth in this sector due to    as AMDOCS detracted from performance. Two
strong stock selection. Specific areas of    other key detractors in the IT sector                     Robert L. Shoss
strength for the Fund included electrical    included DELL and MOTOROLA. While we sold        [SHOSS   Senior portfolio manager, is
equipment and engineering and                Amdocs and Motorola, we continued to own         PHOTO]   co-manager of AIM V.I. Large
construction, two industries that            Dell at the close of the year.                            Cap Growth Fund. He joined
continued to benefit from global economic                                                 AIM in 1995 and assumed his present
expansion. Two holdings in these                Underperformance in the consumer          responsibilities in 1999. Mr. Shoss earned
industries that made significant             staples sector was due to both stock         a B.A. from The University of Texas at
contributions during the year included       selection and an underweight position.       Austin and an M.B.A. and a J.D. from the
electrical equipment maker ABB LIMITED and                                                University of Houston.
engineering and construction firm               Our investment process led us to reduce
MCDERMOTT INTERNATIONAL. Several of the      our exposure to the consumer                 Assisted by the Large/Multi-Cap Growth
Fund's aerospace and defense holdings also   discretionary, financials and consumer       Team
made key contributions to performance.       staples sectors due to concerns about
                                             growth prospects. Proceeds from these
   Outperformance in the telecommunication   sales were primarily invested in IT,
services sector was driven by both stock     energy and industrials stocks.
selection and an overweight position. In
this sector, two of the Fund's foreign          We are pleased to have provided
wireless holdings were among the top five    positive returns for our investors for the
contributors to performance for the year:    year by focusing on attractively priced
CHINA MOBILE and AMERICA MOVIL. These two    stocks of large-cap companies with the
companies have been successful in rolling    potential for sustainable cash flow and
out wireless service to expanding markets    earnings growth. We thank you for your       ==========================================
in China and Latin America, respectively.    commitment to AIM V.I. Large Cap Growth      FOR A DISCUSSION OF THE RISKS OF INVESTING
                                             Fund.                                        IN YOUR FUND, INDEXES USED IN THIS REPORT
   Many materials stocks performed well                                                   AND YOUR FUND'S LONG-TERM PERFORMANCE,
during the reporting period, driven          Source: (1)Lipper Inc.                       PLEASE TURN THE PAGE.
largely by strong global demand for                                                       =========================================
commodities. The Fund benefited from
strong stock selection

AIM V.I. Large Cap Growth Fund

Your Fund's long-term performance

==========================================   HAVE A GAIN OR LOSS WHEN YOU SELL SHARES.    VALUES. THEY DO NOT REFLECT SALES CHARGES,
AVERAGE ANNUAL TOTAL RETURNS                                                              EXPENSES AND FEES ASSESSED IN CONNECTION
                                                THE NET ANNUAL FUND OPERATING EXPENSE     WITH A VARIABLE PRODUCT. SALES CHARGES,
As of 12/31/07                               RATIO SET FORTH IN THE MOST RECENT FUND      EXPENSES AND FEES, WHICH ARE DETERMINED BY
SERIES I SHARES                              PROSPECTUS AS OF THE DATE OF THIS REPORT     THE VARIABLE PRODUCT ISSUERS, WILL VARY
Inception (8/29/03)                 11.38%   FOR SERIES I AND SERIES II SHARES WAS        AND WILL LOWER THE TOTAL RETURN.
   1 Year                           15.64    1.02% AND 1.27%, RESPECTIVELY.(1) THE
                                             TOTAL ANNUAL FUND OPERATING EXPENSE RATIO       THE MOST RECENT MONTH-END PERFORMANCE
SERIES II SHARES                             SET FORTH IN THE MOST RECENT FUND            DATA AT THE FUND LEVEL, EXCLUDING VARIABLE
Inception (8/29/03)                 11.16%   PROSPECTUS AS OF THE DATE OF THIS REPORT     PRODUCT CHARGES, IS AVAILABLE ON THIS AIM
   1 Year                           15.30    FOR SERIES I AND SERIES II SHARES WAS        AUTOMATED INFORMATION LINE, 866-702-4402.
                                             1.17% AND 1.42%, RESPECTIVELY. THE EXPENSE
==========================================   RATIOS PRESENTED ABOVE MAY VARY FROM THE        AS MENTIONED ABOVE, FOR THE MOST RECENT
                                             EXPENSE RATIOS PRESENTED IN OTHER SECTIONS   MONTH-END PERFORMANCE INCLUDING VARIABLE
THE PERFORMANCE OF THE FUND'S SERIES I AND   OF THIS REPORT THAT ARE BASED ON EXPENSES    PRODUCT CHARGES, PLEASE CONTACT YOUR
SERIES II SHARE CLASSES WILL DIFFER          INCURRED DURING THE PERIOD COVERED BY THIS   VARIABLE PRODUCT ISSUER OR FINANCIAL
PRIMARILY DUE TO DIFFERENT CLASS EXPENSES.   REPORT.                                      ADVISOR.

                                                AIM V.I. LARGE CAP GROWTH FUND, A            HAD THE ADVISOR NOT WAIVED FEES AND/OR
   THE PERFORMANCE DATA QUOTED REPRESENT     SERIES PORTFOLIO OF AIM VARIABLE INSURANCE   REIMBURSED EXPENSES IN THE PAST,
PAST PERFORMANCE AND CANNOT GUARANTEE        FUNDS, IS CURRENTLY OFFERED THROUGH          PERFORMANCE WOULD HAVE BEEN LOWER.
COMPARABLE FUTURE RESULTS; CURRENT           INSURANCE COMPANIES ISSUING VARIABLE
PERFORMANCE MAY BE LOWER OR HIGHER. PLEASE   PRODUCTS. YOU CANNOT PURCHASE SHARES OF      (1) Total annual operating expenses less
CONTACT YOUR VARIABLE PRODUCT ISSUER OR      THE FUND DIRECTLY. PERFORMANCE FIGURES          any contractual fee waivers and/or
FINANCIAL ADVISOR FOR THE MOST RECENT        GIVEN REPRESENT THE FUND AND ARE NOT            expense reimbursements by the advisor
MONTH-END VARIABLE PRODUCT PERFORMANCE.      INTENDED TO REFLECT ACTUAL VARIABLE             in effect through at least April 30,
PERFORMANCE FIGURES REFLECT FUND EXPENSES,   PRODUCT                                         2009. See current prospectus for more
REINVESTED DISTRIBUTIONS AND CHANGES IN                                                      information.
NET ASSET VALUE. INVESTMENT RETURN AND
PRINCIPAL VALUE WILL FLUCTUATE SO THAT YOU
MAY

====================================================================================================================================

Principal risks of investing in the Fund        The Fund invests in synthetic                The Fund has elected to use the Lipper
                                             instruments, the value of which may not      Variable Underlying Funds (VUF) Large-Cap
Investing in developing countries can add    correlate perfectly with the overall         Growth Funds Index as its peer group
additional risk, such as high rates of       securities markets. Rising interest rates    instead of the Lipper Large-Cap Growth
inflation or sharply devalued currencies     and market price fluctuations will affect    Funds Index. In 2006, Lipper began
against the U.S. dollar. Transaction costs   the performance of the Fund's investments    publishing VUF indexes, allowing the Fund
are often higher, and there may be delays    in synthetic instruments.                    to be compared with the Lipper VUF
in settlement procedures.                                                                 Large-Cap Growth Funds Index. The
                                             About indexes used in this report            unmanaged Lipper VUF Large-Cap Growth
   Prices of equity securities change in                                                  Funds Index is an equally weighted
response to many factors including the       The S&P 500--REGISTERED TRADEMARK-- INDEX    representation of the largest variable
historical and prospective earnings of the   is a market capitalization-weighted index    insurance underlying funds in the Lipper
issuer, the value of its assets, general     covering all major areas of the U.S.         Large-Cap Growth Funds category. These
economic conditions, interest rates,         economy. It is not the 500 largest           funds typically have an above-average
investor perceptions and market liquidity.   companies, but rather the most widely held   price-to-earnings ratio, price-to-book
                                             500 companies chosen with respect to         ratio, and three-year sales-per-share
   Foreign securities have additional        market size, liquidity, and their            growth value compared to the S&P 500
risks, including exchange rate changes,      industry.                                    Index.
political and economic upheaval, the
relative lack of information, relatively        The Russell 1000--REGISTERED                 THE LIPPER LARGE-CAP GROWTH FUNDS INDEX
low market liquidity, and the potential      TRADEMARK-- GROWTH INDEX measures the        is an equally weighted representation of
lack of strict financial and accounting      performance of those Russell 1000            the largest funds in the Lipper Large-Cap
controls and standards.                      companies with higher price-to-book ratios   Growth Funds category. These funds
                                             and higher forecasted growth values. The     typically have an above-average
   There is no guarantee that the            Russell 1000 Growth Index is a               price-to-earnings ratio, price-to-book
investment techniques and risk analyses      trademark/service mark of the Frank          ratio, and three-year sales-per-share
used by the Fund's portfolio managers will   Russell Company. RUSSELL--REGISTERED         growth value, compared to the S&P 500
produce the desired results.                 TRADEMARK-- is a trademark of the Frank      Index.
                                             Russell Company.
                                                                                                                           Continued

AIM V.I. Large Cap Growth Fund

Past performance cannot guarantee comparable future results.

====================================================================================================================================

Continued from previous page

   The Fund is not managed to track the      returns reported in the Financial
performance of any particular index,         Highlights. Additionally, the returns and
including the indexes defined here, and      net asset values shown throughout this
consequently, the performance of the Fund    report are at the Fund level only and do
may deviate significantly from the           not include variable product issuer
performance of the indexes.                  charges. If such charges were included,
                                             the total returns would be lower.
   A direct investment cannot be made in
an index. Unless otherwise indicated,           Industry classifications used in this
index results include reinvested             report are generally according to the
dividends, and they do not reflect sales     Global Industry Classification Standard,
charges. Performance of an index of funds    which was developed by and is the
reflects fund expenses; performance of a     exclusive property and a service mark of
market index does not.                       Morgan Stanley Capital International Inc.
                                             and Standard & Poor's.
Other information
                                                The Chartered Financial
The returns shown in the management's        Analyst--REGISTERED TRADEMARK--
discussion of Fund performance are based     (CFA--REGISTERED TRADEMARK--) des-
on net asset values calculated for           ignation is a globally recognized standard
shareholder transactions. Generally          for measuring the competence and integrity
accepted accounting principles require       of investment professionals.
adjustments to be made to the net assets
of the Fund at period end for financial
reporting purposes, and as such, the net
asset values for shareholder transactions
and the returns based on those net asset
values may differ from the net asset
values and

===================================================================================================================================
                                                          [MOUNTAIN CHART]

RESULTS OF A $10,000 INVESTMENT

FUND DATA FROM 8/29/03, INDEX DATA FROM 8/31/03

               AIM V.I. LARGE CAP   AIM V.I. LARGE CAP
                     GROWTH                GROWTH                           RUSSELL 1000   LIPPER VUF LARGE-CAP   LIPPER LARGE-CAP
                  FUND-SERIES I        FUND-SERIES II                          GROWTH             GROWTH               GROWTH
      DATE           SHARES                SHARES        S&P 500 INDEX(1)     INDEX(1)        FUNDS INDEX(1)       FUNDS INDEX(1)

     8/29/03         $10000               $10000
        8/03          10000                10000              $10000           $10000             $10000               $10000
        9/03           9840                 9840                9894             9893               9786                 9787
       10/03          10610                10610               10454            10449              10392                10381
       11/03          10830                10830               10545            10558              10475                10480
       12/03          10917                10911               11098            10923              10848                10775
        1/04          11107                11101               11302            11146              11020                10982
        2/04          11117                11111               11459            11217              11060                11029
        3/04          11177                11171               11286            11009              10964                10906
        4/04          10916                10911               11109            10881              10729                10661
        5/04          11257                11241               11261            11084              10920                10854
        6/04          11457                11442               11480            11222              11115                11010
        7/04          10777                10761               11100            10588              10481                10359
        8/04          10676                10661               11145            10536              10427                10286
        9/04          10987                10971               11265            10636              10665                10527
       10/04          10958                10941               11437            10802              10844                10654
       11/04          11569                11542               11900            11173              11306                11129
       12/04          11909                11881               12305            11611              11765                11578
        1/05          11617                11590               12005            11224              11362                11180
        2/05          11738                11711               12257            11344              11394                11253
        3/05          11547                11520               12041            11137              11263                11048
        4/05          11075                11049               11812            10925              11003                10808
        5/05          11617                11591               12188            11453              11589                11408
        6/05          11777                11752               12205            11411              11658                11430
        7/05          12148                12113               12659            11969              12175                12005
        8/05          11998                11963               12544            11815              12066                11877
        9/05          12329                12294               12645            11869              12211                12019
       10/05          12169                12123               12434            11754              12155                11941
       11/05          12691                12645               12904            12261              12724                12488
       12/05          12777                12731               12909            12222              12765                12456
        1/06          13421                13363               13251            12437              13131                12795
        2/06          13190                13132               13286            12417              12976                12623
        3/06          13412                13353               13452            12601              13086                12745
        4/06          13412                13344               13632            12583              13103                12725
        5/06          12688                12620               13240            12157              12471                12131
        6/06          12698                12641               13258            12109              12426                12091
        7/06          12597                12531               13340            11878              12165                11782
        8/06          12759                12691               13657            12249              12482                12054
        9/06          13041                12973               14008            12585              12808                12314
       10/06          13442                13364               14464            13028              13176                12685
       11/06          13644                13565               14739            13286              13509                12975
       12/06          13808                13726               14946            13331              13568                13043
        1/07          14099                14008               15172            13674              13897                13380
        2/07          13656                13565               14876            13417              13605                13078
        3/07          13877                13786               15042            13490              13730                13176
        4/07          14431                14329               15708            14125              14261                13711
        5/07          15016                14913               16256            14633              14773                14175
        6/07          14825                14711               15986            14415              14605                14042
        7/07          14392                14289               15491            14191              14419                13864
        8/07          14684                14571               15722            14417              14656                14092
        9/07          15509                15385               16310            15021              15515                14952
       10/07          16446                16310               16569            15533              16161                15620
       11/07          15811                15677               15876            14960              15516                14983
       12/07          15964                15825               15766            14906              15527                14996

====================================================================================================================================
                                                                                                              SOURCE: (1)LIPPER INC.

AIM V.I. Large Cap Growth Fund

SCHEDULE OF INVESTMENTS(A)

December 31, 2007

                                                SHARES        VALUE
-----------------------------------------------------------------------
DOMESTIC COMMON STOCKS & OTHER EQUITY
  INTERESTS-82.90%

AEROSPACE & DEFENSE-10.23%

Boeing Co. (The)                                  21,204   $  1,854,502
-----------------------------------------------------------------------
General Dynamics Corp.                            20,551      1,828,833
-----------------------------------------------------------------------
Honeywell International Inc.                      31,430      1,935,145
-----------------------------------------------------------------------
Lockheed Martin Corp.                             42,984      4,524,496
-----------------------------------------------------------------------
Raytheon Co.                                      36,384      2,208,509
-----------------------------------------------------------------------
United Technologies Corp.                         12,770        977,416
=======================================================================
                                                             13,328,901
=======================================================================

ASSET MANAGEMENT & CUSTODY BANKS-0.73%

Janus Capital Group Inc.                          29,000        952,650
=======================================================================

AUTO PARTS & EQUIPMENT-0.74%

BorgWarner, Inc.                                  20,000        968,200
=======================================================================

AUTOMOTIVE RETAIL-0.75%

AutoZone, Inc.(b)                                  8,200        983,262
=======================================================================

BIOTECHNOLOGY-0.60%

Biogen Idec Inc.(b)                               13,800        785,496
=======================================================================

COMMUNICATIONS EQUIPMENT-4.48%

Cisco Systems, Inc.(b)                           172,441      4,667,978
-----------------------------------------------------------------------
Juniper Networks, Inc.(b)                         35,378      1,174,549
=======================================================================
                                                              5,842,527
=======================================================================

COMPUTER HARDWARE-9.92%

Apple Inc.(b)                                     21,767      4,311,607
-----------------------------------------------------------------------
Dell Inc.(b)                                      41,702      1,022,116
-----------------------------------------------------------------------
Hewlett-Packard Co.                              118,326      5,973,097
-----------------------------------------------------------------------
International Business Machines Corp.             15,069      1,628,959
=======================================================================
                                                             12,935,779
=======================================================================

COMPUTER STORAGE & PERIPHERALS-0.70%

EMC Corp.(b)                                      49,000        907,970
=======================================================================

CONSTRUCTION & ENGINEERING-2.69%

Chicago Bridge & Iron Co. N.V.-New York
  Shares                                          35,264      2,131,356
-----------------------------------------------------------------------
Fluor Corp.                                        9,430      1,374,140
=======================================================================
                                                              3,505,496
=======================================================================

DATA PROCESSING & OUTSOURCED SERVICES-0.69%

DST Systems, Inc.(b)                              10,953        904,170
=======================================================================

DIVERSIFIED METALS & MINING-1.12%

Freeport-McMoRan Copper & Gold, Inc.              14,283      1,463,151
=======================================================================

                                                SHARES        VALUE
-----------------------------------------------------------------------

EDUCATION SERVICES-0.81%

Apollo Group, Inc.-Class A(b)                     15,000   $  1,052,250
=======================================================================

FERTILIZERS & AGRICULTURAL CHEMICALS-1.16%

Mosaic Co. (The)(b)                               16,000      1,509,440
=======================================================================

FOOTWEAR-1.69%

NIKE, Inc.-Class B                                34,321      2,204,781
=======================================================================

HEALTH CARE DISTRIBUTORS-2.09%

McKesson Corp.                                    41,592      2,724,692
=======================================================================

HEALTH CARE EQUIPMENT-2.02%

Baxter International Inc.                         45,346      2,632,335
=======================================================================

HEALTH CARE SERVICES-3.35%

Express Scripts, Inc.(b)                          28,381      2,071,813
-----------------------------------------------------------------------
Medco Health Solutions, Inc.(b)                   22,569      2,288,497
=======================================================================
                                                              4,360,310
=======================================================================

INDEPENDENT POWER PRODUCERS & ENERGY
  TRADERS-0.97%

NRG Energy, Inc.(b)                               29,247      1,267,565
=======================================================================

INDUSTRIAL CONGLOMERATES-1.87%

McDermott International, Inc.(b)                  41,336      2,440,064
=======================================================================

INTEGRATED OIL & GAS-4.16%

Exxon Mobil Corp.                                 12,412      1,162,880
-----------------------------------------------------------------------
Marathon Oil Corp.                                34,855      2,121,275
-----------------------------------------------------------------------
Occidental Petroleum Corp.                        27,721      2,134,240
=======================================================================
                                                              5,418,395
=======================================================================

INTERNET RETAIL-1.02%

Expedia, Inc.(b)                                  42,000      1,328,040
=======================================================================

INTERNET SOFTWARE & SERVICES-1.93%

eBay Inc.(b)                                      26,000        862,940
-----------------------------------------------------------------------
Google Inc.-Class A(b)                             2,393      1,654,712
=======================================================================
                                                              2,517,652
=======================================================================

INVESTMENT BANKING & BROKERAGE-2.63%

Goldman Sachs Group, Inc. (The)                   15,930      3,425,746
=======================================================================

IT CONSULTING & OTHER SERVICES-2.63%

Accenture Ltd.-Class A                            95,089      3,426,057
=======================================================================

LIFE & HEALTH INSURANCE-1.67%

Prudential Financial, Inc.                        23,360      2,173,414
=======================================================================

LIFE SCIENCES TOOLS & SERVICES-0.77%

Invitrogen Corp.(b)                               10,700        999,487
=======================================================================

AIM V.I. Large Cap Growth Fund

                                                SHARES        VALUE
-----------------------------------------------------------------------

MANAGED HEALTH CARE-4.75%

Coventry Health Care, Inc.(b)                     21,833   $  1,293,605
-----------------------------------------------------------------------
UnitedHealth Group Inc.                           36,082      2,099,973
-----------------------------------------------------------------------
WellPoint Inc.(b)                                 31,870      2,795,955
=======================================================================
                                                              6,189,533
=======================================================================

OIL & GAS EQUIPMENT & SERVICES-1.23%

National-Oilwell Varco Inc.(b)                    21,800      1,601,428
=======================================================================

OIL & GAS REFINING & MARKETING-0.78%

Valero Energy Corp.                               14,500      1,015,435
=======================================================================

PHARMACEUTICALS-2.41%

Merck & Co. Inc.                                  37,477      2,177,788
-----------------------------------------------------------------------
Schering-Plough Corp.                             36,392        969,483
=======================================================================
                                                              3,147,271
=======================================================================

PROPERTY & CASUALTY INSURANCE-0.73%

Chubb Corp. (The)                                 17,340        946,417
=======================================================================

SEMICONDUCTOR EQUIPMENT-1.71%

Applied Materials, Inc.                           43,854        778,847
-----------------------------------------------------------------------
MEMC Electronic Materials, Inc.(b)                16,360      1,447,696
=======================================================================
                                                              2,226,543
=======================================================================

SEMICONDUCTORS-2.36%

Intel Corp.                                       36,850        982,421
-----------------------------------------------------------------------
NVIDIA Corp.(b)                                   33,150      1,127,763
-----------------------------------------------------------------------
Texas Instruments Inc.                            28,823        962,688
=======================================================================
                                                              3,072,872
=======================================================================

SOFT DRINKS-1.28%

PepsiCo, Inc.                                     21,975      1,667,903
=======================================================================

SPECIALIZED FINANCE-0.85%

Nasdaq Stock Market Inc(b)                        22,500      1,113,525
=======================================================================

SYSTEMS SOFTWARE-5.38%

BMC Software, Inc.(b)                             42,864      1,527,673
-----------------------------------------------------------------------
Microsoft Corp.                                   90,498      3,221,729
-----------------------------------------------------------------------
Oracle Corp.(b)                                   99,997      2,257,932
=======================================================================
                                                              7,007,334
=======================================================================
    Total Domestic Common Stocks & Other
      Equity Interests (Cost $81,371,653)                   108,046,091
=======================================================================

                                                SHARES        VALUE
-----------------------------------------------------------------------

FOREIGN COMMON STOCKS & OTHER EQUITY
  INTERESTS-14.77%

BRAZIL-0.75%

Unibanco-Uniao de Bancos Brasileiros S.A.-GDR
  (Diversified Banks)                              7,019   $    980,133
=======================================================================

CANADA-0.70%

Research In Motion Ltd. (Communications
  Equipment)(b)                                    8,054        913,324
=======================================================================

FINLAND-1.98%

Nokia Oyj-ADR (Communications Equipment)          67,218      2,580,499
=======================================================================

HONG KONG-1.71%

China Mobile Ltd. (Wireless Telecommunication
  Services)(c)                                   128,500      2,226,886
=======================================================================

ISRAEL-0.75%

Teva Pharmaceutical Industries Ltd.-ADR
  (Pharmaceuticals)                               21,000        976,080
=======================================================================

MEXICO-2.05%

America Movil S.A.B. de C.V.-Series L-ADR
  (Wireless Telecommunication Services)           43,548      2,673,412
=======================================================================

SWITZERLAND-3.84%

ABB Ltd. (Heavy Electrical Equipment)            115,653      3,328,570
-----------------------------------------------------------------------
Syngenta A.G. (Fertilizers & Agricultural
  Chemicals)(c)                                    6,611      1,675,528
=======================================================================
                                                              5,004,098
=======================================================================

UNITED KINGDOM-2.99%

Diageo PLC (Distillers & Vintners)(c)             89,170      1,905,177
-----------------------------------------------------------------------
Rio Tinto PLC-ADR (Diversified Metals &
  Mining)                                          4,725      1,984,027
=======================================================================
                                                              3,889,204
=======================================================================
    Total Foreign Common Stocks & Other
      Equity Interests (Cost $11,663,211)                    19,243,636
=======================================================================

FOREIGN PREFERRED STOCKS-0.74%

BRAZIL-0.74%

Companhia de Bebidas das Americas-Pfd.-ADR
  (Brewers) (Cost $961,143)                       13,622        967,571
=======================================================================

MONEY MARKET FUNDS-3.52%

Liquid Assets Portfolio-Institutional
  Class(d)                                     2,294,731      2,294,731
-----------------------------------------------------------------------
Premier Portfolio-Institutional Class(d)       2,294,731      2,294,731
=======================================================================
    Total Money Market Funds (Cost
      $4,589,462)                                             4,589,462
=======================================================================
TOTAL INVESTMENTS-101.93% (Cost $98,585,469)                132,846,760
=======================================================================
OTHER ASSETS LESS LIABILITIES-(1.93)%                        (2,516,777)
=======================================================================
NET ASSETS-100.00%                                         $130,329,983
_______________________________________________________________________
=======================================================================

AIM V.I. Large Cap Growth Fund

Investment Abbreviations:

ADR   - American Depositary Receipt
GDR   - Global Depositary Receipt
Pfd.  - Preferred

Notes to Schedule of Investments:

(a) Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. and Standard & Poor's.
(b) Non-income producing security.
(c) In accordance with the procedures established by the Board of Trustees, the foreign security is fair valued using adjusted closing market prices. The aggregate value of these securities at December 31, 2007 was $5,807,591, which represented 4.46% of the Fund's Net Assets. See Note 1A.
(d) The money market fund and the Fund are affiliated by having the same investment advisor. See Note 3.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM V.I. Large Cap Growth Fund

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2007

ASSETS:

Investments, at value (Cost $93,996,007)         $128,257,298
-------------------------------------------------------------
Investments in affiliated money market funds
  (Cost $4,589,462)                                 4,589,462
-------------------------------------------------------------
Total investments (Cost $98,585,469)              132,846,760
-------------------------------------------------------------
Foreign currencies, at value (Cost $300)                  292
-------------------------------------------------------------
Receivables for:
  Fund shares sold                                     99,820
-------------------------------------------------------------
  Dividends                                            84,737
-------------------------------------------------------------
Investment for trustee deferred compensation
  and retirement plans                                 36,046
=============================================================
    Total assets                                  133,067,655
_____________________________________________________________
=============================================================

LIABILITIES:

Payables for:
  Investments purchased                             2,511,587
-------------------------------------------------------------
  Fund shares reacquired                               57,522
-------------------------------------------------------------
  Trustee deferred compensation and retirement
    plans                                              44,571
-------------------------------------------------------------
Accrued administrative services fees                   77,146
-------------------------------------------------------------
Accrued distribution fees -- Series II                    792
-------------------------------------------------------------
Accrued trustees' and officer's fees and
  benefits                                                562
-------------------------------------------------------------
Accrued transfer agent fees                               675
-------------------------------------------------------------
Accrued operating expenses                             44,817
=============================================================
    Total Liabilities                               2,737,672
=============================================================
Net assets applicable to shares outstanding      $130,329,983
_____________________________________________________________
=============================================================

NET ASSETS CONSIST OF:

Shares of beneficial interest                    $105,918,498
-------------------------------------------------------------
Undistributed net investment income (loss)            (43,877)
-------------------------------------------------------------
Undistributed net realized gain (loss)             (9,805,921)
-------------------------------------------------------------
Unrealized appreciation                            34,261,283
=============================================================
                                                 $130,329,983
_____________________________________________________________
=============================================================

NET ASSETS:

Series I                                         $129,071,100
_____________________________________________________________
=============================================================
Series II                                        $  1,258,883
_____________________________________________________________
=============================================================

SHARES OUTSTANDING, $0.001 PAR VALUE PER SHARE,
  UNLIMITED NUMBER OF SHARES AUTHORIZED:

Series I                                            8,141,807
_____________________________________________________________
=============================================================
Series II                                              79,906
_____________________________________________________________
=============================================================
Series I:
  Net asset value per share                      $      15.85
_____________________________________________________________
=============================================================
Series II:
  Net asset value per share                      $      15.75
_____________________________________________________________
=============================================================

STATEMENT OF OPERATIONS

For the year ended December 31, 2007

INVESTMENT INCOME:

Dividends (net of foreign withholding taxes of
  $8,972)                                        $ 1,306,378
------------------------------------------------------------
Dividends from affiliated money market funds          75,001
============================================================
    Total investment income                        1,381,379
============================================================

EXPENSES:

Advisory fees                                        892,832
------------------------------------------------------------
Administrative services fees                         346,781
------------------------------------------------------------
Custodian fees                                        13,156
------------------------------------------------------------
Distribution fees -- Series II                         3,954
------------------------------------------------------------
Transfer agent fees                                    7,801
------------------------------------------------------------
Trustees' and officer's fees and benefits             20,171
------------------------------------------------------------
Other                                                 60,073
============================================================
    Total expenses                                 1,344,768
============================================================
Less: Fees waived and expense offset
  arrangement(s)                                     (93,059)
============================================================
    Net expenses                                   1,251,709
============================================================
Net investment income                                129,670
============================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM:

Net realized gain (loss) from:
  Investment securities                            4,682,513
------------------------------------------------------------
  Foreign currencies                                  (8,551)
============================================================
                                                   4,673,962
============================================================
Change in net unrealized appreciation
  (depreciation) of:
  Investment securities                           13,025,898
------------------------------------------------------------
  Foreign currencies                                    (164)
============================================================
                                                  13,025,734
============================================================
Net realized and unrealized gain                  17,699,696
============================================================
Net increase in net assets resulting from
  operations                                     $17,829,366
____________________________________________________________
============================================================

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM V.I. Large Cap Growth Fund

STATEMENT OF CHANGES IN NET ASSETS

For the years ended December 31, 2007 and 2006

                                                                  2007            2006
------------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income                                       $    129,670    $     39,447
------------------------------------------------------------------------------------------
  Net realized gain (loss)                                       4,673,962      (1,567,432)
------------------------------------------------------------------------------------------
  Change in net unrealized appreciation                         13,025,734      15,089,538
==========================================================================================
    Net increase in net assets resulting from operations        17,829,366      13,561,553
==========================================================================================
  Distributions to shareholders from net investment
    income -- Series I                                             (38,491)       (201,184)
==========================================================================================
Share transactions-net:
  Series I                                                      (9,305,183)    103,311,208
------------------------------------------------------------------------------------------
  Series II                                                       (929,004)      1,113,671
==========================================================================================
    Net increase (decrease) in net assets resulting from
     share transactions                                        (10,234,187)    104,424,879
==========================================================================================
    Net increase in net assets                                   7,556,688     117,785,248
==========================================================================================

NET ASSETS:

  Beginning of year                                            122,773,295       4,988,047
==========================================================================================
  End of year (including undistributed net investment income
    (loss) of $(43,877) and $(132,060), respectively)         $130,329,983    $122,773,295
__________________________________________________________________________________________
==========================================================================================

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM V.I. Large Cap Growth Fund

NOTES TO FINANCIAL STATEMENTS

December 31, 2007

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM V.I. Large Cap Growth Fund (the "Fund") is a series portfolio of AIM Variable Insurance Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of twenty separate portfolios, (each constituting a "Fund"). The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies ("variable products"). Matters affecting each Fund or class will be voted on exclusively by the shareholders of such Fund or class. Current Securities and Exchange Commission ("SEC") guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each Fund or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.

    The Fund's investment objective is long-term growth of capital.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy.

       A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

       Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations, including commercial paper, having 60 days or less to maturity are recorded at amortized cost which approximates value. Debt securities are subject to interest rate and credit risks. In addition, all debt securities involve some risk of default with respect to interest and/or principal payments.

       Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and may make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economical upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

       Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices.

       Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value.

       Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer's assets, general economic conditions, interest rates, investor perceptions and market liquidity.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

       The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds as received are included in the Statement of Operations as realized gain/loss for investments no longer held and as unrealized gain/loss for investments still held.

AIM V.I. Large Cap Growth Fund


       Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain
     (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.

       The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. COUNTRY DETERMINATION -- For the purposes of making investment selection decisions and presentation in the Schedule of Investments, AIM may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer's securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America unless otherwise noted.

D. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid to separate accounts of participating insurance companies annually and recorded on ex-dividend date.

E. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund's taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

       The Fund files tax returns in the U.S. federal jurisdiction and certain other jurisdictions. Generally the Fund is subject to examinations by such taxing authorities for tax periods after 2003.

F. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.

G. ACCOUNTING ESTIMATES -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates.

H. INDEMNIFICATIONS -- Under the Trust's organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust's investment manager) is indemnified against certain liabilities that may arise out of performance of their duties to the Fund.

       Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I. FOREIGN CURRENCY TRANSLATIONS -- Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (i) sales of foreign currencies, (ii) currency gains or losses realized between the trade and settlement dates on securities transactions, and (iii) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

       The Fund may invest in foreign securities which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Taxes are accrued based on the Fund's current interpretation of tax regulations and rates that exist in the foreign markets in which the Fund invests.

J. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. Fluctuations in the value of these contracts are recorded as unrealized appreciation (depreciation) until the contracts are closed. When these contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations. The Fund could be exposed to risk, which may be in excess of the amount reflected in the Statement of Assets and Liabilities, if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

AIM V.I. Large Cap Growth Fund

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM based on the annual rate of the Fund's average daily net assets as follows:

AVERAGE NET ASSETS                                             RATE
--------------------------------------------------------------------
First $350 million                                            0.75%
--------------------------------------------------------------------
Over $350 million                                             0.625%
 ___________________________________________________________________
====================================================================


    Effective July 1, 2007, the Trustees approved a reduced contractual advisory fee schedule for the Fund. Prior to July 1, 2007 AIM had contractually waived advisory fees to the same reduced advisory fee schedule. Under the terms of the investment advisory agreement, the Fund will pay an advisory fee to AIM based on the annual rate of the Fund's average daily net assets as follows:

AVERAGE NET ASSETS                                             RATE
--------------------------------------------------------------------
First $250 million                                            0.695%
--------------------------------------------------------------------
Next $250 million                                             0.67%
--------------------------------------------------------------------
Next $500 million                                             0.645%
--------------------------------------------------------------------
Next $1.5 billion                                             0.62%
--------------------------------------------------------------------
Next $2.5 billion                                             0.595%
--------------------------------------------------------------------
Next $2.5 billion                                             0.57%
--------------------------------------------------------------------
Next $2.5 billion                                             0.545%
--------------------------------------------------------------------
Over $10 billion                                              0.52%
 ___________________________________________________________________
====================================================================


AIM has contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual operating expenses (excluding certain items discussed below) of Series I shares to 1.01% and Series II shares to 1.26% of average daily net assets, through at least April 30, 2009. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the net annual operating expenses to exceed the numbers reflected above: (i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary items; (v) expenses related to a merger or reorganization, as approved by the Fund's Board of Trustees; and (vi) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, in addition to the expense reimbursement arrangement with Invesco Ltd. ("Invesco") described more fully below, the only expense offset arrangements from which the Fund may benefit are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. These credits are used to pay certain expenses incurred by the Fund.

    Further, effective July 1, 2007, AIM has contractually agreed, through at least April 30, 2009, to waive 100% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds. Prior to July 1, 2007, AIM had voluntarily agreed to waive 25% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds.

    For the year ended December 31, 2007, AIM waived advisory fees of $92,307.

    At the request of the Trustees of the Trust, Invesco agreed to reimburse expenses incurred by the Fund in connection with market timing matters in the AIM Funds, which may include legal, audit, shareholder reporting, communications and trustee expenses. For the year ended December 31, 2007, Invesco did not reimburse any expenses.

    The Trust has entered into a master administrative services agreement with AIM pursuant to which the Fund has agreed to pay AIM a fee for costs incurred in providing accounting services and fund administrative services to the Fund and to reimburse AIM for administrative services fees paid to insurance companies that have agreed to provide services to the participants of separate accounts. These administrative services provided by the insurance companies may include, among other things: the printing of prospectuses, financial reports and proxy statements and the delivery of the same to existing participants; the maintenance of master accounts; the facilitation of purchases and redemptions requested by the participants; and the servicing of participants' accounts. Pursuant to such agreement, for the year ended December 31, 2007, AIM was paid $50,000 for accounting and fund administrative services and reimbursed $296,781 for services provided by insurance companies.

    The Trust has entered into a transfer agency and service agreement with AIM Investment Services, Inc. ("AIS") pursuant to which the Fund has agreed to pay AIS a fee for providing transfer agency and shareholder services to the Fund and reimburse AIS for certain expenses incurred by AIS in the course of providing such services. For the year ended December 31, 2007, expenses incurred under the agreement are shown in the Statement of Operations as transfer agent fees.

    The Trust has entered into a master distribution agreement with A I M Distributors, Inc. ("ADI") to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Series II shares (the "Plan"). The Fund, pursuant to the Plan, pays ADI compensation at the annual rate of 0.25% of the Fund's average daily net assets of Series II shares. Of the Plan payments, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. For the year ended December 31, 2007, expenses incurred under the Plan are detailed in the Statement of Operations as distribution fees.

    Certain officers and trustees of the Trust are officers and directors of AIM, AIS and/or ADI.

AIM V.I. Large Cap Growth Fund

NOTE 3--INVESTMENTS IN AFFILIATES

The Fund is permitted, pursuant to procedures approved by the Board of Trustees, to invest daily available cash balances in affiliated money market funds. The Fund and the money market funds below have the same investment advisor and therefore, are considered to be affiliated. The table below shows the transactions in and earnings from investments in affiliated money market funds for the year ended December 31, 2007. During the period each investment maintained a $1.00 net asset value, as such there is no realized gain/(loss) and no change in unrealized appreciation/(depreciation).

                     VALUE          PURCHASES          PROCEEDS            VALUE        DIVIDEND
FUND               12/31/06          AT COST          FROM SALES         12/31/07        INCOME
-------------------------------------------------------------------------------------------------
Liquid Assets
Portfolio-Institutional
  Class           $  868,402       $15,015,478       $(13,589,149)      $2,294,731       $37,511
-------------------------------------------------------------------------------------------------
Premier
Portfolio-Institutional
  Class              868,402        15,015,478        (13,589,149)       2,294,731        37,490
=================================================================================================
  Total
    Investments
    in
    Affiliates    $1,736,804       $30,030,956       $(27,178,298)      $4,589,462       $75,001
_________________________________________________________________________________________________
=================================================================================================

NOTE 4--SECURITY TRANSACTIONS WITH AFFILIATED FUNDS

The Fund is permitted to purchase or sell securities from or to certain other AIM Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment advisor (or affiliated investment advisors), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the year ended December 31, 2007, the Fund engaged in securities purchases of $989,363.

NOTE 5--EXPENSE OFFSET ARRANGEMENT

The expense offset arrangement is comprised of custodian credits which result from periodic overnight cash balances at the custodian. For the year ended December 31, 2007, the Fund received credits from this arrangement, which resulted in the reduction of the Fund's total expenses of $752.

NOTE 6--TRUSTEES' AND OFFICER'S FEES AND BENEFITS

"Trustees' and Officer's Fees and Benefits" include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and "Trustees' and Officer's Fees and Benefits" also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. "Trustees' and Officer's Fees and Benefits" include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

    During the year ended December 31, 2007, the Fund paid legal fees of $3,887 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 7--BORROWINGS

Pursuant to an exemptive order from the SEC, the Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. A loan will be secured by collateral if the Fund's aggregate borrowings from all sources exceeds 10% of the Fund's total assets. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan.

    The Fund is a party to an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000, or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM, which are parties to the credit facility, can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan.

    During the year ended December 31, 2007, the Fund did not borrow or lend under the interfund lending facility or borrow under the uncommitted unsecured revolving credit facility.

    Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and AIM, not to exceed the contractually agreed upon rate.

AIM V.I. Large Cap Growth Fund

NOTE 8--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS

DISTRIBUTIONS TO SHAREHOLDERS:

The tax character of distributions paid during the years ended December 31, 2007 and 2006 was as follows:

                                                               2007        2006
---------------------------------------------------------------------------------
Distributions paid from ordinary income                       $38,491    $201,184
_________________________________________________________________________________
=================================================================================


TAX COMPONENTS OF NET ASSETS:

As of December 31, 2007, the components of net assets on a tax basis were as follows:

                                                                    2007
----------------------------------------------------------------------------
Undistributed ordinary income                                   $      8,356
----------------------------------------------------------------------------
Net unrealized appreciation -- investments                        33,194,773
----------------------------------------------------------------------------
Temporary book/tax differences                                       (38,982)
----------------------------------------------------------------------------
Capital loss carryforward                                         (8,739,411)
----------------------------------------------------------------------------
Post-October currency loss deferral                                  (13,251)
----------------------------------------------------------------------------
Shares of beneficial interest                                    105,918,498
============================================================================
  Total net assets                                              $130,329,983
____________________________________________________________________________
============================================================================


    The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's net unrealized appreciation difference is attributable primarily to losses on wash sales. The tax-basis net unrealized appreciation on investments amount includes appreciation (depreciation) on foreign currencies of $(8).

    The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

    Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

    The Fund utilized $4,366,650 of capital loss carryforward in the current period to offset net realized capital gain for federal income tax purposes. The Fund has a capital loss carryforward as of December 31, 2007 which expires as follows:

                                                                CAPITAL LOSS
EXPIRATION                                                      CARRYFORWARD*
-----------------------------------------------------------------------------
December 31, 2009                                                $3,427,095
-----------------------------------------------------------------------------
December 31, 2010                                                 3,544,700
-----------------------------------------------------------------------------
December 31, 2013                                                    10,284
-----------------------------------------------------------------------------
December 31, 2014                                                 1,757,332
=============================================================================
Total capital loss carryforward                                  $8,739,411
_____________________________________________________________________________
=============================================================================

* Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code. To the extent that unrealized gains as of June 12, 2006, the date of the reorganization of AIM V. I. Blue Chip Fund into the Fund are realized on securities held in each Fund at such date, the capital loss carryforward may be further limited for up to five years from the date of reorganization.

NOTE 9--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended December 31, 2007 was $71,410,586 and $81,768,937, respectively.

UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENT SECURITIES ON A TAX BASIS
-------------------------------------------------------------------------------
Aggregate unrealized appreciation of investment securities         $33,840,279
-------------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities          (645,498)
===============================================================================
Net unrealized appreciation of investment securities               $33,194,781
_______________________________________________________________________________
===============================================================================
Cost of investments for tax purposes is $99,651,979.

AIM V.I. Large Cap Growth Fund

NOTE 10--RECLASSIFICATION OF PERMANENT DIFFERENCES

Primarily as a result of differing book/tax treatment of foreign currency transactions and expenses related to the plan of reorganization, on December 31, 2007, undistributed net investment income (loss) was decreased by $2,996, undistributed net realized gain (loss) was increased by $8,552 and shares of beneficial interest decreased by $5,556. This reclassification had no effect on the net assets of the Fund.

NOTE 11--SHARE INFORMATION


                                            CHANGES IN SHARES OUTSTANDING
----------------------------------------------------------------------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------
                                                                       2007(a)                         2006
                                                              --------------------------    --------------------------
                                                                SHARES         AMOUNT         SHARES         AMOUNT
----------------------------------------------------------------------------------------------------------------------
Sold:
  Series I                                                     1,230,557    $ 18,519,621     2,493,288    $ 31,035,114
----------------------------------------------------------------------------------------------------------------------
  Series II                                                          404           6,093         2,883          35,815
======================================================================================================================
Issued as reinvestment of dividends:
  Series I                                                         2,379          38,491        14,674         201,184
----------------------------------------------------------------------------------------------------------------------
  Series II                                                           --              --            --              --
======================================================================================================================
Issued in connection with acquisitions:(b)
  Series I                                                            --              --     9,167,026     112,588,851
----------------------------------------------------------------------------------------------------------------------
  Series II                                                           --              --       104,182       1,274,141
======================================================================================================================
Reacquired:
  Series I                                                    (1,902,716)    (27,863,295)   (3,205,686)    (40,513,941)
----------------------------------------------------------------------------------------------------------------------
  Series II                                                      (63,178)       (935,097)      (14,623)       (196,285)
======================================================================================================================
                                                                (732,554)   $(10,234,187)    8,561,744    $104,424,879
______________________________________________________________________________________________________________________
======================================================================================================================

(a) There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate they own 89% of the outstanding shares of the Fund. The Fund and the Fund's principal underwriter or advisor, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, AIM and/or AIM affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, AIM and or AIM affiliates including but not limited to services such as, securities brokerage, third party record keeping and account servicing and administrative services. The Trust has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.
(b) As of opening of business on June 12, 2006, the Fund acquired all the net assets of AIM V.I. Blue Chip Fund pursuant to a plan of reorganization approved by the Trustees of the Fund on November 14, 2005 and by shareholders of AIM V.I. Blue Chip Fund on April 4, 2006. The acquisition was accomplished by a tax-free exchange of 9,271,208 shares of the Fund for 16,731,926 shares of AIM V.I. Blue Chip Fund as of the close of business on June 9, 2006. Each class of shares of AIM V.I. Blue Chip Fund was exchanged for the like class of shares of the Fund based on the relative net asset value of AIM V.I. Blue Chip Fund to the net asset value of the Fund on the close of business, June 9, 2006. AIM V.I. Blue Chip Fund's net assets as of the close of business on June 9, 2006 of $113,862,992 including $5,643,661 of unrealized appreciation were combined with the net assets of the Fund immediately before the acquisition of $9,848,334. The combined aggregate net assets of the Fund immediately following to the reorganization were $123,711,326.

NOTE 12--SIGNIFICANT EVENT

At a meeting held on December 13, 2007, the Board of Trustees of Trust approved certain proposals to be presented for shareholder approval at a special meeting of the shareholders of the Trust intended to be held on February 29, 2008 (the "Special Meeting"). At the Special Meeting, shareholders of record as of the close of business on November 30, 2007, are entitled to vote their respective shares on several proposals that including, among others the following proposal(s).

    New proposed sub-advisory agreement between A I M Advisors, Inc. ("AIM") and each of AIM Funds Management Inc., Invesco Asset Management Deutschland, GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Global Asset Management (N.A.), Inc., Invesco Hong Kong Limited, Invesco Institutional (N.A.), Inc. and Invesco Senior Secured Management, Inc. (collectively, the "Affiliated Sub-Advisers") (the "New Sub-advisory Arrangements"). This proposal is intended to benefit the Fund and its shareholders by permitting AIM to utilize the additional resources and talent of these affiliated sub-advisers in managing the Fund. Because AIM would pay all of the sub-advisory fees of the sub-advisers, the new sub-advisory arrangements would not affect the fees the Fund pays pursuant to the advisory agreement. If approved by shareholders, the New Sub-advisory Arrangements are expected to become effective on or about May 1, 2008.

AIM V.I. Large Cap Growth Fund


NOTE 13--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                       SERIES I
                                                      ---------------------------------------------------------------------------
                                                                                                                AUGUST 29, 2003
                                                                   YEAR ENDED DECEMBER 31,                    (COMMENCEMENT DATE)
                                                      -------------------------------------------------         TO DECEMBER 31,
                                                        2007           2006          2005         2004               2003
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                  $  13.71       $  12.71       $11.86       $10.90             $10.00
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                            0.02           0.02        (0.01)(a)    (0.04)(b)          (0.03)
---------------------------------------------------------------------------------------------------------------------------------
  Net gains on securities (both realized and
    unrealized)                                           2.13           1.00         0.88         1.03               0.95
=================================================================================================================================
    Total from investment operations                      2.15           1.02         0.87         0.99               0.92
=================================================================================================================================
Less distributions:
  Dividends from net investment income                   (0.01)         (0.02)          --           --              (0.02)
---------------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                     --             --        (0.02)       (0.03)                --
=================================================================================================================================
    Total distributions                                  (0.01)         (0.02)       (0.02)       (0.03)             (0.02)
=================================================================================================================================
Net asset value, end of period                        $  15.85       $  13.71       $12.71       $11.86             $10.90
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(c)                                          15.64%          8.05%        7.30%        9.08%              9.16%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)              $129,071       $120,825       $4,352       $  596             $  546
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements          1.01%(d)       1.02%        1.13%        1.33%              1.33%(e)
---------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements       1.08%(d)       1.23%        7.30%        9.88%             14.54%(e)
=================================================================================================================================
Ratio of net investment income (loss) to average net
  assets                                                  0.11%(d)       0.06%       (0.06)%      (0.35)%(b)         (0.73)%(e)
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate(f)                                  58%            76%          99%         104%                37%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets include a special cash dividend received of $3.00 per share owned of Microsoft Corp. on December 2, 2004. Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets excluding the special dividend are $(0.06) and (0.51)%, respectively.
(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.
(d)  Ratios are based on average daily net assets of $122,032,329.
(e)  Annualized.
(f) Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year.

AIM V.I. Large Cap Growth Fund

                                                                                          SERIES II
                                                              -----------------------------------------------------------------
                                                                                                                   AUGUST 29,
                                                                                                                      2003
                                                                                                                  (COMMENCEMENT
                                                                         YEAR ENDED DECEMBER 31,                    DATE) TO
                                                              ---------------------------------------------       DECEMBER 31,
                                                               2007         2006         2005         2004            2003
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $13.66       $12.67       $11.84       $10.90          $10.00
-------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                 (0.04)       (0.01)       (0.03)(a)    (0.06)(b)       (0.03)
-------------------------------------------------------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)        2.13         1.00         0.88         1.03            0.94
===============================================================================================================================
    Total from investment operations                            2.09         0.99         0.85         0.97            0.91
===============================================================================================================================
Less distributions:
  Dividends from net investment income                            --           --           --           --           (0.01)
-------------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                           --           --        (0.02)       (0.03)             --
===============================================================================================================================
    Total distributions                                           --           --        (0.02)       (0.03)          (0.01)
===============================================================================================================================
Net asset value, end of period                                $15.75       $13.66       $12.67       $11.84          $10.90
_______________________________________________________________________________________________________________________________
===============================================================================================================================
Total return(c)                                                15.30%        7.81%        7.15%        8.89%           9.11%
_______________________________________________________________________________________________________________________________
===============================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $1,259       $1,949       $  636       $  594          $  546
_______________________________________________________________________________________________________________________________
===============================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                1.26%(d)     1.27%        1.33%        1.48%           1.48%(e)
-------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements             1.33%(d)     1.48%        7.55%       10.13%          14.79%(e)
===============================================================================================================================
Ratio of net investment income (loss) to average net assets    (0.14)%(d)   (0.19)%      (0.26)%      (0.50)%(b)      (0.88)%(e)
_______________________________________________________________________________________________________________________________
===============================================================================================================================
Portfolio turnover rate(f)                                        58%          76%          99%         104%             37%
_______________________________________________________________________________________________________________________________
===============================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets include a special cash dividend received of $3.00 per share owned of Microsoft Corp. on December 2, 2004. Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets excluding the special dividend are $(0.08) and (0.66)%, respectively.
(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.
(d)  Ratios are based on average daily net assets of $1,581,650.
(e)  Annualized.
(f) Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year.

NOTE 14--LEGAL PROCEEDINGS

Terms used in the Legal Proceedings Note are defined terms solely for the purpose of this note.


PENDING LITIGATION AND REGULATORY INQUIRIES


On August 30, 2005, the West Virginia Office of the State Auditor -- Securities Commission ("WVASC") issued a Summary Order to Cease and Desist and Notice of Right to Hearing to A I M Advisors, Inc. ("AIM") and A I M Distributors, Inc. ("ADI") (Order No. 05-1318). The WVASC makes findings of fact that AIM and ADI entered into certain arrangements permitting market timing of the AIM Funds and failed to disclose these arrangements in the prospectuses for such Funds, and conclusions of law to the effect that AIM and ADI violated the West Virginia securities laws. The WVASC orders AIM and ADI to cease any further violations and seeks to impose monetary sanctions, including restitution to affected investors, disgorgement of fees, reimbursement of investigatory, administrative and legal costs and an "administrative assessment," to be determined by the Commissioner. Initial research indicates that these damages could be limited or capped by statute. By agreement with the Commissioner of Securities, AIM's time to respond to that Order has been indefinitely suspended.

    Civil lawsuits, including purported class action and shareholder derivative suits, have been filed against certain of the AIM Funds, Invesco Funds Group, Inc. ("IFG") (the former investment advisor to certain AIM Funds), AIM, ADI and/or related entities and individuals, depending on the lawsuit, alleging:

  - that the defendants permitted improper market timing and related activity in the AIM Funds; and

  - that certain AIM Funds inadequately employed fair value pricing.

    These lawsuits allege as theories of recovery, depending on the lawsuit, violations of various provisions of the Federal and state securities laws and ERISA, negligence, breach of fiduciary duty and/or breach of contract. These lawsuits seek remedies that include, depending on the lawsuit, damages, restitution, injunctive relief, imposition of a constructive trust, removal of certain directors and/or employees, various corrective measures under ERISA, rescission of certain AIM Funds' advisory agreements and/or distribution plans and recovery of all fees paid.

    All lawsuits based on allegations of market timing, late trading and related issues have been transferred to the United States District Court for the District of Maryland (the "MDL Court"). Pursuant to an Order of the MDL Court, plaintiffs in these lawsuits consolidated their claims for pre-trial purposes into three amended complaints against various AIM- and IFG-related parties: (i) a Consolidated Amended Class Action Complaint purportedly brought on behalf of shareholders of the AIM Funds; (ii) a Consolidated Amended Fund Derivative Complaint purportedly brought on behalf of the AIM Funds and fund registrants;

AIM V.I. Large Cap Growth Fund
and (iii) an Amended Class Action Complaint for Violations of the Employee Retirement Income Securities Act ("ERISA") purportedly brought on behalf of participants in Invesco Ltd. ("Invesco") 401(k) plan. Based on orders issued by the MDL Court, all claims asserted against the AIM Funds that have been transferred to the MDL Court have been dismissed, although certain Funds remain nominal defendants in the Consolidated Amended Fund Derivative Complaint. On September 15, 2006, the MDL Court granted the Invesco defendants' motion to dismiss the Amended Class Action Complaint for Violations of ERISA and dismissed such Complaint. The plaintiff has commenced an appeal from that decision.

    IFG, AIM, ADI and/or related entities and individuals have received inquiries from numerous regulators in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, among others, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to
Section 529 college savings plans and procedures for locating lost security holders. IFG, AIM and ADI have advised the Fund that they are providing full cooperation with respect to these inquiries. Regulatory actions and/or additional civil lawsuits related to these or other issues may be filed against the AIM Funds, IFG, AIM and/or related entities and individuals in the future.

    At the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the outcome of the Pending Litigation and Regulatory Inquiries described above may have on AIM, ADI or the Fund.

AIM V.I. Large Cap Growth Fund

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of AIM Variable Insurance Funds and Shareholders of AIM V. I. Large Cap Growth Fund:



In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of AIM V.I. Large Cap Growth Fund (one of the funds constituting AIM Variable Insurance Funds, hereafter referred to as the "Fund") at December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights for each of the periods ended on or before December 31, 2004 were audited by another independent registered public accounting firm whose report dated February 4, 2005 expressed an unqualified opinion on those financial highlights.

PRICEWATERHOUSECOOPERS LLP

February 12, 2008
Houston, Texas

AIM V.I. Large Cap Growth Fund

CALCULATING YOUR ONGOING FUND EXPENSES

EXAMPLE

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service fees (12b-1); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2007, through December 31, 2007.

    The actual and hypothetical expenses in the examples below do not represent the effect of any fees or other expenses assessed in connection with a variable product; if they did, the expenses shown would be higher while the ending account values shown would be lower.

ACTUAL EXPENSES

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return.

    The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

    Please note that the expenses shown in the table are meant to highlight your ongoing costs. Therefore, the hypothetical information is useful in comparing ongoing costs, and will not help you determine the relative total costs of owning different funds.

                                                                                           HYPOTHETICAL
                                                                                     (5% ANNUAL RETURN BEFORE
                                                          ACTUAL                            EXPENSES)
                                              ------------------------------      ------------------------------
                             BEGINNING           ENDING           EXPENSES           ENDING           EXPENSES        ANNUALIZED
                           ACCOUNT VALUE      ACCOUNT VALUE      PAID DURING      ACCOUNT VALUE      PAID DURING       EXPENSE
        CLASS               (07/01/07)        (12/31/07)(1)       PERIOD(2)        (12/31/07)         PERIOD(2)         RATIO
      Series I               $1,000.00          $1,077.10           $5.29           $1,020.11           $5.14            1.01%
      Series II               1,000.00           1,075.80            6.59            1,018.85            6.41            1.26

(1) The actual ending account value is based on the actual total return of the Fund for the period July 1, 2007, through December 31, 2007, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund's expense ratio and a hypothetical annual return of 5% before expenses.
(2) Expenses are equal to the Fund's annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

AIM V.I. Large Cap Growth Fund

TAX INFORMATION

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

  The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state's requirement.

  The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended December 31, 2007:

       FEDERAL AND STATE INCOME TAX

         Corporate Dividends Received Deduction*                        100%

       * The above percentage is based on ordinary income dividends paid to shareholders during the Fund's fiscal year.

AIM V.I. Large Cap Growth Fund

TRUSTEES AND OFFICERS

The address of each trustee and officer of AIM Variable Insurance Funds (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. Each trustee oversees 104 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

                                                                                       OTHER
                                  TRUSTEE                                              TRUSTEESHIP(S)/
NAME, YEAR OF BIRTH AND           AND/OR                                               DIRECTORSHIP(S)
POSITION(S) HELD WITH THE         OFFICER    PRINCIPAL OCCUPATION(S)                   HELD BY
TRUST                             SINCE      DURING PAST 5 YEARS                       TRUSTEE/ DIRECTOR
-------------------------------------------------------------------------------------------------------------------------
 Interested Persons
-------------------------------------------------------------------------------------------------------------------------

   Martin L. Flanagan(1) -- 1960  2007       Director, Chief Executive Officer and     None
   Trustee                                   President, Invesco Ltd. (ultimate parent
                                             of AIM and a global investment
                                             management firm) and, Invesco Holding
                                             Company (parent of AIM and a global
                                             investment management firm); Chairman,
                                             A I M Advisors, Inc. (registered
                                             investment advisor); Director, Chairman,
                                             Chief Executive Officer and President,
                                             IVZ Inc. (holding company); and INVESCO
                                             North American Holdings, Inc. (holding
                                             company); Chairman and President,
                                             INVESCO Group Services, Inc. (service
                                             provider); Trustee, The AIM Family of
                                             Funds(R); Vice Chairman, Investment
                                             Company Institute; and Member of
                                             Executive Board, SMU Cox School of
                                             Business

                                             Formerly: Chairman, Investment Company
                                             Institute; President, Co-Chief Executive
                                             Officer, Co-President, Chief Operating
                                             Officer and Chief Financial Officer,
                                             Franklin Resources, Inc. (global
                                             investment management organization)
-------------------------------------------------------------------------------------------------------------------------

   Philip A. Taylor(2) -- 1954    2006       Director, Chief Executive Officer and     None
   Trustee, President and                    President, AIM Mutual Fund Dealer Inc.
   Principal                                 (registered broker dealer), A I M
   Executive Officer                         Advisors, Inc., AIM Funds Management
                                             Inc. d/b/a INVESCO Enterprise Services
                                             (registered investment advisor and
                                             registered transfer agent), AIM Trimark
                                             Corporate Class Inc. (formerly AIM
                                             Trimark Global Fund Inc.) (corporate
                                             mutual fund company) and AIM Trimark
                                             Canada Fund Inc. (corporate mutual fund
                                             company), and 1371 Preferred Inc.
                                             (holding company); Director, Chairman,
                                             Chief Executive Officer and President,
                                             A I M Management Group Inc. (financial
                                             services holding company) and A I M
                                             Capital Management, Inc. (registered
                                             investment advisor); Director and
                                             President, INVESCO Funds Group, Inc.
                                             (registered investment advisor and
                                             register transfer agent) and AIM GP
                                             Canada Inc. (general partner for a
                                             limited partnership); Director, A I M
                                             Distributors, Inc. (registered broker
                                             dealer); Director and Chairman, AIM
                                             Investment Services, Inc. (registered
                                             transfer agent) and INVESCO
                                             Distributors, Inc. (registered broker
                                             dealer); Director, President and
                                             Chairman, IVZ Callco Inc. (holding
                                             company), INVESCO Inc. (holding company)
                                             and AIM Canada Holdings Inc. (holding
                                             company); Trustee, President and
                                             Principal Executive Officer of The AIM
                                             Family of Funds--Registered Trademark--
                                             (other than AIM Treasurer's Series
                                             Trust, Short-Term Investments Trust and
                                             Tax-Free Investments Trust); Trustee and
                                             Executive Vice President, The AIM Family
                                             of Funds--Registered Trademark-- (AIM
                                             Treasurer's Series Trust, Short-Term
                                             Investments Trust and Tax-Free
                                             Investments Trust only); and Manager,
                                             PowerShares Capital Management LLC

                                             Formerly: Director and Chairman, Fund
                                             Management Company (registered broker
                                             dealer); President and Principal
                                             Executive Officer, The AIM Family of
                                             Funds--Registered Trademark-- (AIM
                                             Treasurer's Series Trust, Short-Term
                                             Investments Trust and Tax-Free
                                             Investments Trust only); Chairman, AIM
                                             Canada Holdings, Inc.; President, AIM
                                             Trimark Global Fund Inc. and AIM Trimark
                                             Canada Fund Inc.; and Director, Trimark
                                             Trust (federally regulated Canadian
                                             Trust Company)
-------------------------------------------------------------------------------------------------------------------------
 Independent Trustees
-------------------------------------------------------------------------------------------------------------------------

   Bruce L. Crockett -- 1944      1993       Chairman, Crockett Technology Associates  ACE Limited (insurance company);
   Trustee and Chair                         (technology consulting company)           and Captaris, Inc. (unified
                                                                                       messaging provider)
-------------------------------------------------------------------------------------------------------------------------

   Bob R. Baker -- 1936           2004       Retired                                   None
   Trustee
-------------------------------------------------------------------------------------------------------------------------

   Frank S. Bayley -- 1939        2001       Retired                                   None
   Trustee
                                             Formerly: Partner, law firm of Baker &
                                             McKenzie and Director, Badgley Funds,
                                             Inc. (registered investment company) (2
                                             portfolios)
-------------------------------------------------------------------------------------------------------------------------

   James T. Bunch -- 1942         2004       Founder, Green, Manning & Bunch Ltd.,     None
   Trustee                                   (investment banking firm);
                                             Formerly: Director, Policy Studies, Inc.
                                             and Van Gilder Insurance Corporation
-------------------------------------------------------------------------------------------------------------------------

   Albert R. Dowden -- 1941       2000       Director of a number of public and        None
   Trustee                                   private business corporations, including
                                             the Boss Group Ltd. (private investment
                                             and management); Reich & Tang Funds
                                             (Chairman) (registered investment
                                             company) (7 portfolios), Daily Income
                                             Fund (4 portfolios), California Daily
                                             Tax Free Income Fund, Inc., Connecticut
                                             Daily Tax Free Income Fund, Inc. and New
                                             Jersey Daily Municipal Fund, Inc.,
                                             Annuity and Life Re (Holdings), Ltd.
                                             (insurance company), and Homeowners of
                                             America Holding Corporation (property
                                             casualty company)

                                             Formerly: Director, CompuDyne
                                             Corporation (provider of product and
                                             services to the public security market);
                                             Director, President and Chief Executive
                                             Officer, Volvo Group North America,
                                             Inc.; Senior Vice President, AB Volvo;
                                             Director of various affiliated Volvo
                                             companies; and Director, Magellan
                                             Insurance Company
-------------------------------------------------------------------------------------------------------------------------

   Jack M. Fields -- 1952         1997       Chief Executive Officer, Twenty First     Administaff
   Trustee                                   Century Group, Inc. (government affairs
                                             company); and Owner and Chief Executive
                                             Officer, Dos Angelos Ranch, L.P.
                                             (cattle, hunting, corporate
                                             entertainment)
                                             Formerly: Chief Executive Officer,
                                             Texana Timber LP (sustainable forestry
                                             company), and Discovery Global Education
                                             Fund (non-profit)

-------------------------------------------------------------------------------------------------------------------------

   Carl Frischling -- 1937        1993       Partner, law firm of Kramer Levin         Director, Reich & Tang Funds) (15
   Trustee                                   Naftalis and Frankel LLP                  portfolios)
-------------------------------------------------------------------------------------------------------------------------

   Prema Mathai-Davis -- 1950     1998       Formerly: Chief Executive Officer, YWCA   None
   Trustee                                   of the USA
-------------------------------------------------------------------------------------------------------------------------

   Lewis F. Pennock -- 1942       1993       Partner, law firm of Pennock & Cooper     None
   Trustee
-------------------------------------------------------------------------------------------------------------------------

   Larry Soll -- 1942             2004       Retired                                   None
   Trustee
-------------------------------------------------------------------------------------------------------------------------

   Raymond Stickel, Jr. -- 1944   2005       Retired                                   None
   Trustee                                   Formerly: Partner, Deloitte & Touche;
                                             and Director, Mainstay VP Series Funds,
                                             Inc. (25 portfolios)
-------------------------------------------------------------------------------------------------------------------------

(1) Mr. Flanagan was appointed as Trustee of the Trust on February 24, 2007. Mr. Flanagan is considered an interested person of the Trust because he is an officer of the advisor to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the advisor to the Trust.
(2) Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.

AIM V.I. Large Cap Growth Fund

                                                                                       OTHER
                                  TRUSTEE                                              TRUSTEESHIP(S)/
NAME, YEAR OF BIRTH AND           AND/OR                                               DIRECTORSHIP(S)
POSITION(S) HELD WITH THE         OFFICER    PRINCIPAL OCCUPATION(S)                   HELD BY TRUSTEE/
TRUST                             SINCE      DURING PAST 5 YEARS                       DIRECTOR
-------------------------------------------------------------------------------------------------------------------------
 Other Officers
-------------------------------------------------------------------------------------------------------------------------

   Russell C. Burk -- 1958        2005       Senior Vice President and Senior Officer  N/A
   Senior Vice President and                 of The AIM Family of Funds--Registered
   Senior Officer                            Trademark--
                                             Formerly: Director of Compliance and
                                             Assistant General Counsel, ICON
                                             Advisers, Inc.; Financial Consultant,
                                             Merrill Lynch; General Counsel and
                                             Director of Compliance, ALPS Mutual
                                             Funds, Inc.
-------------------------------------------------------------------------------------------------------------------------

   John M. Zerr -- 1962           2006       Director, Senior Vice President,          N/A
   Senior Vice President, Chief              Secretary and General Counsel, A I M
   Legal Officer and Secretary               Management Group Inc., A I M Advisors,
                                             Inc. and A I M Capital Management, Inc.;
                                             Director, Vice President and Secretary,
                                             AIM Investment Services, Inc. and
                                             INVESCO Distributors, Inc.; Director,
                                             Senior Vice President and Secretary,
                                             A I M Distributors, Inc.; Director and
                                             Vice President, INVESCO Funds Group
                                             Inc.; Senior Vice President, Chief Legal
                                             Officer and Secretary of The AIM Family
                                             of Funds--Registered Trademark--; and
                                             Manager, PowerShares Capital Management
                                             LLC

                                             Formerly: Director, Vice President and
                                             Secretary, Fund Management Company; Vice
                                             President, A I M Capital Management,
                                             Inc.; Chief Operating Officer, Senior
                                             Vice President, General Counsel and
                                             Secretary, Liberty Ridge Capital, Inc.
                                             (an investment adviser); Vice President
                                             and Secretary, PBHG Funds (an investment
                                             company); Vice President and Secretary,
                                             PBHG Insurance Series Fund (an
                                             investment company); General Counsel and
                                             Secretary, Pilgrim Baxter Value
                                             Investors (an investment adviser); Chief
                                             Operating Officer, General Counsel and
                                             Secretary, Old Mutual Investment
                                             Partners (a broker-dealer); General
                                             Counsel and Secretary, Old Mutual Fund
                                             Services (an administrator); General
                                             Counsel and Secretary, Old Mutual
                                             Shareholder Services (a shareholder
                                             servicing center); Executive Vice
                                             President, General Counsel and
                                             Secretary, Old Mutual Capital, Inc. (an
                                             investment adviser); and Vice President
                                             and Secretary, Old Mutual Advisors Funds
                                             (an investment company)
-------------------------------------------------------------------------------------------------------------------------

   Lisa O. Brinkley -- 1959       2004       Global Compliance Director, Invesco       N/A
   Vice President                            Ltd.; and Vice President of The AIM
                                             Family of Funds--Registered Trademark--

                                             Formerly: Senior Vice President, A I M
                                             Management Group Inc. (financial
                                             services holding company); Senior Vice
                                             President and Chief Compliance Officer,
                                             A I M Advisors, Inc. and The AIM Family
                                             of Funds--Registered Trademark--; Vice
                                             President and Chief Compliance Officer,
                                             A I M Capital Management, Inc. and A I M
                                             Distributors, Inc.; Vice President, AIM
                                             Investment Services, Inc. and Fund
                                             Management Company; Senior Vice
                                             President and Chief Compliance Officer
                                             of The AIM Family of Funds--Registered
                                             Trademark--; and Senior Vice President
                                             and Compliance Director, Delaware
                                             Investments Family of Funds
-------------------------------------------------------------------------------------------------------------------------

   Kevin M. Carome -- 1956        2003       General Counsel, Secretary and Senior
   Vice President                            Managing Director, Invesco Ltd.;
                                             Director and Secretary, Invesco Holding
                                             Company Limited, IVZ, Inc. and INVESCO
                                             Group Services, Inc.; Director, INVESCO
                                             Funds Group, Inc.; Secretary, INVESCO
                                             North American Holdings, Inc.; and Vice
                                             President of The AIM Family of
                                             Funds--Registered Trademark--

                                             Formerly: Senior Managing Director,       N/A
                                             Invesco Holding Company Limited;
                                             Director, Senior Vice President,
                                             Secretary and General Counsel, A I M
                                             Management Group Inc. and A I M
                                             Advisors, Inc.; Senior Vice President,
                                             A I M Distributors, Inc.; Director,
                                             General Counsel and Vice President, Fund
                                             Management Company; Vice President,
                                             A I M Capital Management, Inc. and AIM
                                             Investment Services, Inc.; Senior Vice
                                             President, Chief Legal Officer and
                                             Secretary of The AIM Family of
                                             Funds--Registered Trademark--; Director
                                             and Vice President, INVESCO
                                             Distributors, Inc.; Chief Executive
                                             Officer and President, INVESCO Funds
                                             Group, Inc.; and Senior Vice President
                                             and General Counsel, Liberty Financial
                                             Companies, Inc.
-------------------------------------------------------------------------------------------------------------------------

   Sidney M. Dilgren -- 1961      2004       Vice President, A I M Advisors, Inc. and  N/A
   Vice President, Principal                 A I M Capital Management, Inc.; and Vice
   Financial Officer and                     President, Treasurer and Principal
   Treasurer                                 Financial Officer of The AIM Family of
                                             Funds--Registered Trademark--

                                             Formerly: Fund Treasurer, A I M
                                             Advisors, Inc.; Senior Vice President,
                                             AIM Investment Services, Inc.; and Vice
                                             President, A I M Distributors, Inc.
-------------------------------------------------------------------------------------------------------------------------

   Karen Dunn Kelley -- 1960      2004       Head of Invesco's World Wide Fixed        N/A
   Vice President                            Income and Cash Management Group;
                                             Director of Cash Management and Senior
                                             Vice President, A I M Advisors, Inc. and
                                             A I M Capital Management, Inc; Executive
                                             Vice President, A I M Distributors,
                                             Inc.; Senior Vice President, A I M
                                             Management Group Inc.; Vice President,
                                             The AIM Family of Funds--Registered
                                             Trademark-- (other than AIM Treasurer's
                                             Series Trust, Short-Term Investments
                                             Trust and Tax-Free Investments Trust);
                                             and President and Principal Executive
                                             Officer, The AIM Family of
                                             Funds--Registered Trademark-- (AIM
                                             Treasurer's Series Trust, Short-Term
                                             Investments Trust and Tax-Free
                                             Investments Trust only)
                                             Formerly: Director and President, Fund
                                             Management Company; Chief Cash
                                             Management Officer and Managing
                                             Director, A I M Capital Management,
                                             Inc.; Vice President, A I M Advisors,
                                             Inc. and The AIM Family of
                                             Funds--Registered Trademark-- (AIM
                                             Treasurer's Series Trust, Short-Term
                                             Investments Trust and Tax-Free
                                             Investments Trust only)
-------------------------------------------------------------------------------------------------------------------------

   Lance A. Rejsek -- 1967        2005       Anti-Money Laundering Compliance          N/A
   Anti-Money Laundering                     Officer, A I M Advisors, Inc., A I M
   Compliance Officer                        Capital Management, Inc., A I M
                                             Distributors, Inc., AIM Investment
                                             Services, Inc., AIM Private Asset
                                             Management, Inc. and The AIM Family of
                                             Funds--Registered Trademark--
                                             Formerly: Anti-Money Laundering
                                             Compliance Officer, Fund Management
                                             Company; and Manager of the Fraud
                                             Prevention Department, AIM Investment
                                             Services, Inc.
-------------------------------------------------------------------------------------------------------------------------

   Todd L. Spillane -- 1958       2006       Senior Vice President, A I M Management   N/A
   Chief Compliance Officer                  Group Inc.; Senior Vice President and
                                             Chief Compliance Officer, A I M
                                             Advisors, Inc. and A I M Capital
                                             Management, Inc.; Chief Compliance
                                             Officer of The AIM Family of
                                             Funds--Registered Trademark--, Invesco
                                             Global Asset Management (N.A.), Inc.,
                                             (registered investment advisor), Invesco
                                             Institutional (N.A.), Inc., (registered
                                             investment advisor), INVESCO Private
                                             Capital Investments, Inc. (holding
                                             company), Invesco Private Capital, Inc.
                                             (registered investment advisor) and
                                             Invesco Senior Secured Management, Inc.
                                             (registered investment advisor); and
                                             Vice President, A I M Distributors, Inc.
                                             and AIM Investment Services, Inc.

                                             Formerly: Vice President, A I M Capital
                                             Management, Inc. and Fund Management
                                             Company; Global Head of Product
                                             Development, AIG-Global Investment
                                             Group, Inc.; and Chief Compliance
                                             Officer and Deputy General Counsel,
                                             AIG-SunAmerica Asset Management
-------------------------------------------------------------------------------------------------------------------------

The Statement of Additional Information of the Trust includes additional information about the Fund's Trustees and is available upon request, without charge, by calling 1.800.410.4246.

OFFICE OF THE FUND            INVESTMENT ADVISOR       DISTRIBUTOR              AUDITORS
11 Greenway Plaza             A I M Advisors, Inc.     A I M Distributors,      PricewaterhouseCoopers
Suite 100                     11 Greenway Plaza        Inc.                     LLP
Houston, TX 77046-1173        Suite 100                11 Greenway Plaza        1201 Louisiana Street
                              Houston, TX 77046-1173   Suite 100                Suite 2900
                                                       Houston, TX 77046-1173   Houston, TX 77002-5678

COUNSEL TO THE FUND           COUNSEL TO THE           TRANSFER AGENT           CUSTODIAN
Ballard Spahr                 INDEPENDENT TRUSTEES     AIM Investment           State Street Bank and
Andrews & Ingersoll, LLP      Kramer, Levin, Naftalis  Services, Inc.           Trust
1735 Market Street, 51st      & Frankel LLP            P.O. Box 4739            Company
Floor                         1177 Avenue of the       Houston, TX 77210-4739   225 Franklin Street
Philadelphia, PA 19103-7599   Americas                                          Boston, MA 02110-2801
                              New York, NY 10036-2714

SECTOR EQUITY

Sectors

                                                           AIM V.I. Leisure Fund
                               Annual Report to Shareholders - December 31, 2007

The Fund provides a complete list of its
holdings four times in each fiscal year,
at the quarter-ends. For the second and
fourth quarters, the lists appear in the
Fund's semiannual and annual reports to
shareholders. For the first and third
quarters, the Fund files the lists with
the Securities and Exchange Commission
(SEC) on Form N-Q. The Fund's Form N-Q
filings are available on the SEC Web site,                   [COVER GLOBE IMAGE]
sec.gov. Copies of the Fund's Forms N-Q
may be reviewed and copied at the SEC
Public Reference Room in Washington,
D.C.You can obtain information on the
operation of the Public Reference Room,
including information about duplicating
fee charges, by calling 202-942-8090 or
800-732-0330, or by electronic request at
the following E-mail address:
publicinfo@sec.gov. The SEC file numbers
for the Fund are 811-07452 and 033-57340.
The Fund's most recent portfolio holdings,
as filed on Form N-Q, have also been made
available to insurance companies issuing
variable annuity contracts and variable
life insurance policies ("variable
products") that invest in the Fund.

A description of the policies and
procedures that the Fund uses to determine
how to vote proxies relating to portfolio
securities is available without charge,                                 AIM V.I. LEISURE FUND's investment
upon request, from our Client Services                                        objective is capital growth.
department at 800-410-4246 or on the AIM
Web site, AIMinvestments.com. On the home
page, scroll down and click on Proxy
Policy. The information is also available
on the SEC Web site, sec.gov.

Information regarding how the Fund voted
proxies related to its portfolio
securities during the 12 months ended June
30, 2007, is available at our Web site. Go
to AIMinvestments.com, access the About Us   UNLESS OTHERWISE STATED, INFORMATION PRESENTED IN THIS REPORT
tab, click on Required Notices and then      IS AS OF DECEMBER 31, 2007, AND IS BASED ON TOTAL NET ASSETS.
click on Proxy Voting Activity. Next,
select the Fund from the drop-down menu.                   UNLESS OTHERWISE NOTED, ALL DATA IN THIS REPORT
The information is also available on the                              ARE FROM A I M MANAGEMENT GROUP INC.
SEC Web site, sec.gov.

                                             =============================================================
                                             THIS REPORT MUST BE ACCOMPANIED OR PRECEDED BY A CURRENTLY
                                             EFFECTIVE FUND PROSPECTUS AND VARIABLE PRODUCT PROSPECTUS,
                                             WHICH CONTAIN MORE COMPLETE INFORMATION, INCLUDING SALES
                                             CHARGES AND EXPENSES. INVESTORS SHOULD READ EACH CAREFULLY
[AIM INVESTMENTS LOGO]                       BEFORE INVESTING.
--REGISTERED TRADEMARK--                     =============================================================

                                                     NOT FDIC INSURED   MAY LOSE VALUE   NO BANK GUARANTEE

                                                                                  A I M DISTRIBUTORS, INC.

AIM V.I. Leisure Fund

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE                                               leisure-related stocks, including those of
                                                                                          cable television companies, satellite
=======================================================================================   programming companies, publishers, cruise
PERFORMANCE SUMMARY                                                                       lines, advertising agencies, hotels,
                                                                                          casinos, electronic game and toy
The year ended December 31, 2007 was a difficult one for consumer discretionary           manufacturers, restaurants, retailers and
stocks--and AIM V.I. Leisure Fund--as investors attempted to digest the impact of the     entertainment companies.
credit market downturn and prospects for slower global economic growth.
                                                                                             We consider selling or trimming a stock
   AIM V.I. Leisure Fund underperformed its broad market and style-specific index, the    when:
S&P 500 Index as consumer discretionary was one of the weakest performing sectors
during the year.(triangle) Specifically, our overweight positions in broadcasting and     o There is a change in the company's
cable television stocks and hotels, resorts and cruise lines stocks hurt performance      fundamental business prospects.
relative to the index.
                                                                                         o A stock's valuation rises so that it is
   Your Fund's long-term performance appears later in this report.                        no longer attractive relative to other
                                                                                          investment opportunities.
FUND VS. INDEXES
                                                                                          Market conditions and your Fund
Total returns, 12/31/06-12/31/07, excluding variable product issuer charges. If
variable product issuer charges were included, returns would be lower.                    The year was characterized by extremes.
                                                                                          Subprime loan concerns, record high crude
Series I Shares                                                                   -0.82%  oil prices, a weak housing market and a
Series II Shares                                                                  -1.13   weak U.S. dollar increased fears of
S&P 500 Index(triangle)(Broad Market Index/Style-Specific Index)                  5.49   recession and worries about a potentially
Source: (triangle)Lipper Inc.                                                             negative effect on consumer spending.
                                                                                          These factors affected investor sentiment
=======================================================================================   which caused market volatility to increase
                                                                                          during the year. Yet, despite concerns
How we invest                                ding financial goals. We then evaluate       over a slowing economy, several major
                                             whether the company has the right            market indexes ended the year in positive
   We focus on companies that profit from    management in place, appropriate             territory after setting all-time closing
consumer spending on leisure activities      competitive position and adequate            highs during the year.(1) Strong global
(products and/or services purchased with     resources to realize their vision.           growth, steady corporate earnings and
consumers' discretionary dollars) and that                                                continued merger and acquisition activity
are growing their market share, cash flow    o Valuation analysis involves using          drove equity markets higher for much of
and earnings at rates greater than the       financial models for each company in an      2007. Against this backdrop, energy,
broad market.                                effort to estimate its fair valuation over   materials and utilities were among the
                                             the next two to three years based            best performing sectors of the S&P 500
   We perform both fundamental and           primarily on our expectations for free       Index.(1) Conversely, financials, consumer
valuation analysis:                          cash flow growth.                            discretionary and health care were the
                                                                                          weakest performing sectors.(1)
o Fundamental research includes interviews      Just as we look for managements with
with company managements, buyers,            long-term visions, we maintain a long-term
customers and competitors. We ask company    investment horizon, resulting in
management teams to detail their three- to   relatively low portfolio turnover. We
five-year strategic plan and their           manage risk by diversifying the Fund's
correspon-                                   holdings across a variety of

==========================================   ==========================================   ==========================================

PORTFOLIO COMPOSITION                        TOP FIVE INDUSTRIES*                         TOP 10 EQUITY HOLDINGS*

By sector                                    1. Broadcasting & Cable TV            12.7%  1. Omnicom Group Inc.                 5.5%
Consumer Discretionary                75.4%  2. Movies & Entertainment             10.9   2. News Corp.-Class A                 5.2
Consumer Staples                      14.7   3. Hotels, Resorts & Cruise Lines      9.7   3. Abercrombie & Fitch Co.-Class A    3.4
Financials                             4.2   4. Advertising                         8.9   4. Walt Disney Co. (The)              2.6
Information Technology                 1.9   5. Brewers                             7.2   5. Starwood Hotels &
Money Market Funds                                                                           Resorts Worldwide, Inc.            2.4
Plus Other Assets Less Liabilities     3.8   Total Net Assets            $42.60 million   6. Comcast Corp.-Class A              2.3
                                                                                          7. MGM Mirage                         2.3
                                             Total Number of Holdings*               77   8. Crocs, Inc.                        2.3
                                                                                          9. Diageo PLC                         2.1
                                                                                          10. Polo Ralph Lauren Corp.           2.1

The Fund's holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*Excluding money market fund holdings.

==========================================   ==========================================   ==========================================

AIM V.I. Leisure Fund

   Holdings in footwear and brewers          continued growing earnings, as well as          [GREENBERG    Mark D. Greenberg
benefited Fund performance both on an        free cash flow. Underperformance from             PHOTO]      Chartered Financial
absolute and relative basis during the       Starwood and Marriott was directly related                    Analyst, senior portfolio
year. However, our overweight to             to concern over possible slower future       manager, is portfolio manager of AIM V.I.
broadcasting and cable television stocks     economic growth and slower consumer          Leisure Fund. Mr. Greenberg began his
and hotels, resorts and cruise lines         discretionary spending and travel.           career in 1980, and media and
stocks detracted from relative               Additionally, Starwood was affected by       entertainment stocks became his focus in
performance.                                 speculation of a takeover that ultimately    1983. He joined the Fund's advisor in
                                             never transpired.                            1996. Mr. Greenberg attended City
   Performance relative to the S&P 500                                                    University in London, England, and earned
Index also was affected by declines in the      Portfolio changes are usually the         his B.S.B.A. in economics with a
financials sector and significant gains in   result of insight that comes from our        specialization in finance from Marquette
the energy sector as companies in these      bottom-up investment process and long-term   University.
sectors are not considered "leisure"         investment horizon. This long-term
companies and therefore do not align with    investment horizon is one reason for the     Assisted by the Leisure Team
our investment mandate.                      Fund's low portfolio turnover rate
                                             relative to other domestic equity funds.
   Top contributors to performance
included Crocs and Hilton Hotels. Crocs,        We remind shareholders that our time
the increasingly popular footwear            horizon for the stocks in the Fund is two
manufacturer, benefited from highly          to three years. The Fund is positioned in
effective management and increases in        line with its mandate; it has exposure to
sales and earnings. Concerns over rising     a variety of leisure-related industries
inventory levels and fourth quarter          based on our bottom-up, stock-by-stock
revenues caused volatility to increase for   approach to investing. Most likely,
the stock towards the end of the year.       domestic spending in this segment of the
Nonetheless, we believed the market          economy will ebb and flow over short-term
underappreciated the brand's strong global   periods; that is why we maintain a
appeal and attractive business model with    long-term investment perspective and why
increasing barriers to entry. While we       we urge you to do the same.
trimmed our position in Crocs prior to the
sell-off, we continued to hold the stock     As always, we thank you for your continued
at the end of the year.                      investment in AIM V.I. Leisure Fund.

   Hilton Hotels, on the other hand,         Sources: (1)Lipper Inc.; (2) Bloomberg
benefited from a private equity offer from   L.P.
The Blackstone Group (not a Fund holding)
which represented a 40% premium to           The views and opinions expressed in
Hilton's closing price on July 2, 2007.(2)   management's discussion of Fund
While a gain from a takeover is nice, we     performance are those of A I M Advisors,
believe our fundamental research,            Inc. These views and opinions are subject
disciplined valuation model and emphasis     to change at any time based on factors
on making long-term forecasts is what        such as market and economic conditions.
accounts for the long term success of the    These views and opinions may not be relied
Fund.                                        upon as investment advice or
                                             recommendations, or as an offer for a
   We owned Hilton for many years because    particular security. The information is
our research determined few new hotels       not a complete analysis of every aspect of
were being built, a trend we believed        any market, country, industry, security or
would eventually translate to increases in   the Fund. Statements of fact are from
room rates. We sold our position in Hilton   sources considered reliable, but A I M
following the takeover announcement in       Advisors, inc. makes no representation or
July.                                        warranty as to their completeness or
                                             accuracy. Although historical performance
   Comcast, Starwood Hotels & Resorts        is no guarantee of future results, these
Worldwide and Marriott International, on     insights may help you understand our
the other hand, detracted from Fund          investment management philosophy.
performance. Investors worried that
Comcast faced increased competition from
telecommunication companies such as AT&T                                                  ==========================================
and Verizon (not Fund holdings). However,                                                 FOR A DISCUSSION OF THE RISKS OF INVESTING
we believed there would not be significant                                                IN YOUR FUND, INDEXES USED IN THIS REPORT
subscriber turnover during our typical                                                    AND YOUR FUND'S LONG-TERM PERFORMANCE,
investment horizon of two to three years.                                                 PLEASE TURN THE PAGE.
Additionally, Comcast                                                                     ==========================================

AIM V.I. Leisure Fund

Your Fund's long-term performance

==========================================   CANNOT GUARANTEE COMPARABLE FUTURE           INSURANCE COMPANIES ISSUING VARIABLE
AVERAGE ANNUAL TOTAL RETURNS                 RESULTS; CURRENT PERFORMANCE MAY BE LOWER    PRODUCTS. YOU CANNOT PURCHASE SHARES OF
                                             OR HIGHER. PLEASE CONTACT YOUR VARIABLE      THE FUND DIRECTLY. PERFORMANCE FIGURES
As of 12/31/07                               PRODUCT ISSUER OR FINANCIAL ADVISOR FOR      GIVEN REPRESENT THE FUND AND ARE NOT
SERIES I SHARES                              THE MOST RECENT MONTHEND VARIABLE PRODUCT    INTENDED TO REFLECT ACTUAL VARIABLE
Inception (4/30/02)                   7.64%  PERFORMANCE. PERFORMANCE FIGURES REFLECT     PRODUCT VALUES. THEY DO NOT REFLECT SALES
   5 Years                           12.24   FUND EXPENSES, REINVESTED DISTRIBUTIONS      CHARGES, EXPENSES AND FEES ASSESSED IN
   1 Year                            -0.82   AND CHANGES IN NET ASSET VALUE. INVESTMENT   CONNECTION WITH A VARIABLE PRODUCT. SALES
SERIES II SHARES                             RETURN AND PRINCIPAL VALUE WILL FLUCTUATE    CHARGES, EXPENSES AND FEES, WHICH ARE
Inception                             7.38%  SO THAT YOU MAY HAVE A GAIN OR LOSS WHEN     DETERMINED BY THE VARIABLE PRODUCT
   5 Years                           11.98   YOU SELL SHARES.                             ISSUERS, WILL VARY AND WILL LOWER THE
   1 Year                            -1.13                                                TOTAL RETURN.
==========================================      THE NET ANNUAL FUND OPERATING EXPENSE
                                             RATIO SET FORTH IN THE MOST RECENT FUND         THE MOST RECENT MONTH-END PERFORMANCE
SERIES II SHARES' INCEPTION DATE IS APRIL    PROSPECTUS AS OF THE DATE OF THIS REPORT     DATA AT THE FUND LEVEL, EXCLUDING VARIABLE
30, 2004. RETURNS SINCE THAT DATE ARE        FOR SERIES I AND SERIES II SHARES WAS        PRODUCT CHARGES, IS AVAILABLE ON THIS AIM
HISTORICAL. ALL OTHER RETURNS ARE THE        1.02% AND 1.27%, RESPECTIVELY.(1) THE        AUTOMATED INFORMATION LINE, 866-702-4402.
BLENDED RETURNS OF THE HISTORICAL            TOTAL ANNUAL FUND OPERATING EXPENSE RATIO    AS MENTIONED ABOVE, FOR THE MOST RECENT
PERFORMANCE OF SERIES II SHARES SINCE        SET FORTH IN THE MOST RECENT FUND            MONTH-END PERFORMANCE INCLUDING VARIABLE
THEIR INCEPTION AND THE RESTATED             PROSPECTUS AS OF THE DATE OF THIS REPORT     PRODUCT CHARGES, PLEASE CONTACT YOUR
HISTORICAL PERFORMANCE OF SERIES I SHARES    FOR SERIES I AND SERIES II SHARES WAS        VARIABLE PRODUCT ISSUER OR FINANCIAL
(FOR PERIODS PRIOR TO INCEPTION OF SERIES    1.27% AND 1.52%, RESPECTIVELY. THE EXPENSE   ADVISOR.
II SHARES) ADJUSTED TO REFLECT THE RULE      RATIOS PRESENTED ABOVE MAY VARY FROM THE
12B-1 FEES APPLICABLE TO THE SERIES II       EXPENSE RATIOS PRESENTED IN OTHER SECTIONS      HAD THE ADVISOR NOT WAIVED FEES AND/OR
SHARES. THE INCEPTION DATE OF SERIES I       OF THIS REPORT THAT ARE BASED ON EXPENSES    REIMBURSED EXPENSES, PERFORMANCE WOULD
SHARES IS APRIL 30, 2002.                    INCURRED DURING THE PERIOD COVERED BY THIS   HAVE BEEN LOWER.
                                             REPORT.
   THE PERFORMANCE OF THE FUND'S SERIES I                                                 (1) Total annual operating expenses less
AND SERIES II SHARE CLASSES WILL DIFFER         AIM V.I. LEISURE FUND, A SERIES              any contractual fee waivers and/or
PRIMARILY DUE TO DIFFERENT CLASS EXPENSES.   PORTFOLIO OF AIM VARIABLE INSURANCE FUNDS,      expense reimbursements by the advisor
                                             IS CURRENTLY OFFERED THROUGH                    in effect through at least April 30,
   THE PERFORMANCE DATA QUOTED REPRESENT                                                     2009. See current prospectus for more
PAST PERFORMANCE AND                                                                         information.

====================================================================================================================================

Principal risks of investing in the Fund     information, relatively low market           Leveraging entails risks such as
                                             liquidity, and the potential lack of         magnifying changes in the value of the
Investing in developing countries can add    strict financial and accounting controls     portfolio's securities. Derivatives are
additional risk, such as high rates of       and standards.                               subject to counterparty risk--the risk
inflation or sharply devalued currencies                                                  that the other party will not complete the
against the U.S. dollar. Transaction costs      The prices of initial public offering     transaction with the Fund.
are often higher, and there may be delays    (IPO) securities may go up and down more
in settlement procedures.                    than prices of equity securities of             There is no guarantee that the
                                             companies with longer trading histories.     investment techniques and risk analyses
   Prices of equity securities change in     In addition, companies offering securities   used by the Fund's portfolio managers will
response to many factors including the       in IPOs may have less experienced            produce the desired results.
historical and prospective earnings of the   management or limited operating histories.
issuer, the value of its assets, general     There can be no assurance that the fund         The prices of securities held by the
economic conditions, interest rates,         will have favorable IPO investment           Fund may decline in response to market
investor perceptions and market liquidity.   opportunities.                               risks.

   Foreign securities have additional           The leisure sector depends on consumer       The Fund's investments are concentrated
risks, including exchange rate changes,      discretionary spending, which generally      in a comparatively narrow segment of the
political and economic upheaval, the         falls during economic downturns.             economy. Consequently, the Fund may tend
relative lack of                                                                          to be more volatile than other mutual
                                                The Fund may use enhanced investment      funds, and the value of the Fund's
                                             techniques such as leveraging and            investments may tend to rise and fall more
                                             derivatives.                                 rapidly.

                                                                                                                           Continued

AIM V.I. Leisure Fund

Past performance cannot guarantee            the dollar value of an investment, is
comparable future results.                   constructed with each segment representing
                                             a percent change in the value of the
   This chart, which is a logarithmic        investment. In this chart, each segment
chart, presents the fluctuations in the      represents a doubling, or 100% change, in
value of the Fund and its indexes. We        the value of the investment. In other
believe that a logarithmic chart is more     words, the space between $5,000 and
effective than other types of charts in      $10,000 is the same size as the space
illustrating changes in value during the     between $10,000 and $20,000, and so on.
early years shown in the chart. The
vertical axis, the one that indicates

====================================================================================================================================

Continued from previous page

About indexes used in this report            do not reflect sales charges. Performance    Additionally, the returns and net asset
                                             of an index of funds reflects fund           values shown throughout this report are at
The S&P 500--REGISTERED TRADEMARK-- Index    expenses; performance of a market index      the Fund level only and do not include
is a market capitalization-weighted index    does not.                                    variable product issuer charges. If such
covering all major areas of the U.S.                                                      charges were included, the total returns
economy. It is not the 500 largest           Other information                            would be lower.
companies, but rather the most widely held
500 companies chosen with respect to         The returns shown in the management's           Industry classifications used in this
market size, liquidity, and their            discussion of Fund performance are based     report are generally according to the
industry.                                    on net asset values calculated for           Global Industry Classification Standard,
                                             shareholder transactions. Generally          which was developed by and is the
   The Fund is not managed to track the      accepted accounting principles require       exclusive property and a service mark of
performance of any particular index,         adjustments to be made to the net assets     Morgan Stanley Capital International Inc.
including the index defined here, and        of the Fund at period end for financial      and Standard & Poor's.
consequently, the performance of the Fund    reporting purposes, and as such, the net
may deviate significantly from the           asset values for shareholder transactions       The Chartered Financial
performance of the indexes.                  and the returns based on those net asset     Analyst--REGISTERED TRADEMARK--
                                             values may differ from the net asset         (CFA--REGISTERED TRADEMARK--) designation
   A direct investment cannot be made in     values and returns reported in the           is a globally recognized standard for
an index. Unless otherwise indicated,        Financial Highlights.                        measuring the competence and integrity of
index results include reinvested                                                          investment professionals.
dividends, and they

====================================================================================================================================
                                                          [MOUNTAIN CHART]

RESULTS OF A $10,000 INVESTMENT
FUND AND INDEX DATA FROM 4/30/02

                                                     AIM V.I. LEISURE FUND-
                                             DATE        SERIES I SHARES      S&P 500 INDEX(1)

                                           4/30/02           $10000                $10000
                                              5/02            10030                  9927
                                              6/02             9010                  9220
                                              7/02             8400                  8501
                                              8/02             8610                  8557
                                              9/02             8110                  7628
                                             10/02             8320                  8299
                                             11/02             8950                  8786
                                             12/02             8520                  8271
                                              1/03             8320                  8054
                                              2/03             8039                  7933
                                              3/03             8260                  8010
                                              4/03             8959                  8670
                                              5/03             9479                  9126
                                              6/03             9509                  9242
                                              7/03             9649                  9406
                                              8/03             9969                  9589
                                              9/03             9699                  9487
                                             10/03            10229                 10023
                                             11/03            10478                 10112
                                             12/03            10958                 10641
                                              1/04            11068                 10837
                                              2/04            11278                 10987
                                              3/04            11258                 10822
                                              4/04            11088                 10652
                                              5/04            11098                 10798
                                              6/04            11118                 11008
                                              7/04            10477                 10643
                                              8/04            10418                 10686
                                              9/04            10888                 10802
                                             10/04            11268                 10967
                                             11/04            11838                 11411
                                             12/04            12426                 11799
                                              1/05            12054                 11511
                                              2/05            12245                 11753
                                              3/05            12104                 11545
                                              4/05            11662                 11326
                                              5/05            11983                 11686
                                              6/05            12164                 11703
                                              7/05            12424                 12138
                                              8/05            12203                 12028
                                              9/05            12053                 12125
                                             10/05            11582                 11923
                                             11/05            12053                 12373
                                             12/05            12276                 12378
                                              1/06            12524                 12705
                                              2/06            12545                 12740
                                              3/06            12897                 12898
                                              4/06            13311                 13071
                                              5/06            13072                 12696
                                              6/06            13000                 12712
                                              7/06            12525                 12791
                                              8/06            12959                 13095
                                              9/06            13466                 13432
                                             10/06            14274                 13869
                                             11/06            14771                 14133
                                             12/06            15298                 14331
                                              1/07            15784                 14548
                                              2/07            15563                 14264
                                              3/07            15784                 14423
                                              4/07            16072                 15062
                                              5/07            16846                 15587
                                              6/07            16558                 15328
                                              7/07            16237                 14853
                                              8/07            16214                 15076
                                              9/07            16480                 15639
                                             10/07            16802                 15888
                                             11/07            15795                 15223
                                             12/07            15178                 15118

====================================================================================================================================

                                                                                                              SOURCE: (1)LIPPER INC.

AIM V.I. Leisure Fund

SCHEDULE OF INVESTMENTS(A)

December 31, 2007


                                                SHARES        VALUE
----------------------------------------------------------------------
DOMESTIC COMMON STOCKS & OTHER EQUITY
  INTERESTS-73.74%

ADVERTISING-5.83%

Harte-Hanks, Inc.                                  9,377   $   162,222
----------------------------------------------------------------------
Omnicom Group Inc.                                48,812     2,320,034
======================================================================
                                                             2,482,256
======================================================================

APPAREL RETAIL-3.42%

Abercrombie & Fitch Co.-Class A                   18,245     1,459,053
======================================================================

APPAREL, ACCESSORIES & LUXURY GOODS-4.47%

Carter's, Inc.(b)                                 27,597       534,002
----------------------------------------------------------------------
Coach, Inc.(b)                                    15,551       475,550
----------------------------------------------------------------------
Polo Ralph Lauren Corp.                           14,488       895,213
======================================================================
                                                             1,904,765
======================================================================

BREWERS-1.18%

Anheuser-Busch Cos., Inc.                          9,633       504,191
======================================================================

BROADCASTING & CABLE TV-11.08%

Cablevision Systems Corp.-Class A(b)              35,764       876,218
----------------------------------------------------------------------
CBS Corp.-Class A                                  3,396        90,843
----------------------------------------------------------------------
CBS Corp.-Class B                                  3,397        92,568
----------------------------------------------------------------------
Clear Channel Communications, Inc.                12,700       438,404
----------------------------------------------------------------------
Comcast Corp.-Class A(b)                          54,617       997,306
----------------------------------------------------------------------
EchoStar Communications Corp.-Class A(b)          14,840       559,765
----------------------------------------------------------------------
Liberty Global, Inc.-Class A(b)                    4,582       179,569
----------------------------------------------------------------------
Liberty Global, Inc.-Series C(b)(c)                7,903       289,171
----------------------------------------------------------------------
Liberty Media Corp. Capital-Series A(b)            4,979       580,004
----------------------------------------------------------------------
Scripps Co. (E.W.) (The)-Class A                   7,250       326,322
----------------------------------------------------------------------
Sinclair Broadcast Group, Inc.-Class A            22,438       184,216
----------------------------------------------------------------------
Virgin Media Inc.                                  6,252       107,159
======================================================================
                                                             4,721,545
======================================================================

CASINOS & GAMING-5.32%

Harrah's Entertainment, Inc.                       6,615       587,082
----------------------------------------------------------------------
International Game Technology                     16,070       705,955
----------------------------------------------------------------------
MGM Mirage(b)                                     11,611       975,556
======================================================================
                                                             2,268,593
======================================================================

CATALOG RETAIL-1.12%

Liberty Media Corp.-Interactive-Series A(b)       25,091       478,736
======================================================================

COMPUTER & ELECTRONICS RETAIL-1.83%

Best Buy Co., Inc.                                10,341       544,453
----------------------------------------------------------------------
hhgregg, Inc.(b)                                  17,072       234,911
======================================================================
                                                               779,364
======================================================================

                                                SHARES        VALUE
----------------------------------------------------------------------


DEPARTMENT STORES-1.33%

Kohl's Corp.(b)                                   12,362   $   566,180
======================================================================

DISTILLERS & VINTNERS-0.91%

Brown-Forman Corp.-Class B                         5,223       387,077
======================================================================

FOOTWEAR-3.49%

Crocs, Inc.(b)(c)                                 26,287       967,624
----------------------------------------------------------------------
NIKE, Inc.-Class B                                 8,054       517,389
======================================================================
                                                             1,485,013
======================================================================

GENERAL MERCHANDISE STORES-0.89%

Target Corp.                                       7,624       381,200
======================================================================

HOME ENTERTAINMENT SOFTWARE-0.44%

Electronic Arts Inc.(b)                            3,222       188,197
======================================================================

HOME IMPROVEMENT RETAIL-2.19%

Home Depot, Inc. (The)                            21,625       582,577
----------------------------------------------------------------------
Lowe's Cos., Inc.                                 15,467       349,864
======================================================================
                                                               932,441
======================================================================

HOTELS, RESORTS & CRUISE LINES-5.99%

Carnival Corp.(d)                                 16,316       725,899
----------------------------------------------------------------------
Marriott International, Inc.-Class A              17,419       595,381
----------------------------------------------------------------------
Royal Caribbean Cruises Ltd.                       4,686       198,874
----------------------------------------------------------------------
Starwood Hotels & Resorts Worldwide, Inc.         23,416     1,031,007
======================================================================
                                                             2,551,161
======================================================================

HYPERMARKETS & SUPER CENTERS-0.55%

Wal-Mart Stores, Inc.                              4,893       232,564
======================================================================

INTERNET SOFTWARE & SERVICES-1.51%

Google Inc.-Class A(b)                               933       645,151
======================================================================

INVESTMENT COMPANIES-EXCHANGE TRADED
  FUNDS-1.67%

iShares Russell 3000 Index Fund                    2,818       238,234
----------------------------------------------------------------------
iShares S&P 500 Index Fund                         1,596       234,037
----------------------------------------------------------------------
S&P 500 Depositary Receipts Trust-Series 1         1,624       237,445
======================================================================
                                                               709,716
======================================================================

MOVIES & ENTERTAINMENT-10.90%

News Corp.-Class A                               107,634     2,205,421
----------------------------------------------------------------------
Time Warner Inc.                                  49,453       816,469
----------------------------------------------------------------------
Viacom Inc.-Class A(b)                             6,888       302,934
----------------------------------------------------------------------
Viacom Inc.-Class B(b)                             5,181       227,549
----------------------------------------------------------------------
Walt Disney Co. (The)                             33,777     1,090,322
======================================================================
                                                             4,642,695
======================================================================

AIM V.I. Leisure Fund


                                                SHARES        VALUE
----------------------------------------------------------------------

PUBLISHING-2.18%

Belo Corp.-Class A                                14,316   $   249,671
----------------------------------------------------------------------
Gannett Co., Inc.                                  4,221       164,619
----------------------------------------------------------------------
McClatchy Co. (The)-Class A(c)                     6,096        76,322
----------------------------------------------------------------------
McGraw-Hill Cos., Inc. (The)                      10,016       438,801
======================================================================
                                                               929,413
======================================================================

RESTAURANTS-3.34%

Burger King Holdings Inc.                         14,618       416,759
----------------------------------------------------------------------
McDonald's Corp.                                   9,700       571,427
----------------------------------------------------------------------
Yum! Brands, Inc.                                 11,318       433,140
======================================================================
                                                             1,421,326
======================================================================

SOFT DRINKS-1.59%

PepsiCo, Inc.                                      8,900       675,510
======================================================================

SPECIALIZED REIT'S-0.76%

Felcor Lodging Trust Inc.                         20,882       325,550
======================================================================

SPECIALTY STORES-1.75%

PetSmart, Inc.                                    31,599       743,525
======================================================================
    Total Domestic Common Stocks & Other
      Equity Interests (Cost $26,874,803)                   31,415,222
======================================================================

FOREIGN COMMON STOCKS & OTHER EQUITY
  INTERESTS-22.48%

BELGIUM-2.50%

Compagnie Nationale a Portfeuille/Nationale
  Portefeuille Maatschappij (Multi-Sector
  Holdings)(e)                                     1,050        74,964
----------------------------------------------------------------------
Groupe Bruxelles Lambert S.A. (Multi-Sector
  Holdings)(e)                                     2,879       367,015
----------------------------------------------------------------------
InBev N.V. (Brewers)(e)                            7,569       623,275
======================================================================
                                                             1,065,254
======================================================================

BRAZIL-1.94%

Companhia de Bebidas das Americas-ADR
  (Brewers)                                       12,157       826,676
======================================================================

DENMARK-1.07%

Carlsberg A.S.-Class B (Brewers)(e)                3,810       457,500
======================================================================

FRANCE-3.38%

Accor S.A. (Hotels, Resorts & Cruise
  Lines)(e)                                        6,478       512,856
----------------------------------------------------------------------
JC Decaux S.A. (Advertising)(e)                   11,123       435,011
----------------------------------------------------------------------
Pernod Ricard S.A. (Distillers & Vintners)(e)      2,144       492,884
======================================================================
                                                             1,440,751
======================================================================

HONG KONG-0.99%

Regal Hotels International Holdings Ltd.
  (Hotels, Resorts & Cruise Lines)(e)          4,138,000       337,706
----------------------------------------------------------------------
Television Broadcasts Ltd.-ADR (Broadcasting
  & Cable TV)(f)                                   6,976        83,829
======================================================================
                                                               421,535
======================================================================

                                                SHARES        VALUE
----------------------------------------------------------------------


JAPAN-0.46%

Sony Corp.-ADR (Consumer Electronics)              3,641   $   197,706
======================================================================

MEXICO-1.16%

Coca-Cola Femsa S.A. B. de C.V.-ADR (Soft
  Drinks)                                         10,052       495,363
======================================================================

NETHERLANDS-2.96%

Heineken Holding N.V. (Brewers)(e)                11,500       646,718
----------------------------------------------------------------------
Jetix Europe N.V. (Broadcasting & Cable
  TV)(b)                                          23,032       615,095
======================================================================
                                                             1,261,813
======================================================================

SWEDEN-0.87%

Rezidor Hotel Group A.B. (Hotels, Resorts &
  Cruise Lines) (Acquired 11/28/06; Cost
  $20,647)(e)(g)                                   2,734        16,353
----------------------------------------------------------------------
Rezidor Hotel Group A.B. (Hotels, Resorts &
  Cruise Lines)(e)                                59,000       352,894
======================================================================
                                                               369,247
======================================================================

SWITZERLAND-2.14%

Compagnie Financiere Richemont S.A.-Class A
  (Apparel, Accessories & Luxury Goods)(e)(h)      8,914       607,481
----------------------------------------------------------------------
Pargesa Holding S.A. (Multi-Sector
  Holdings)(e)                                     2,723       302,105
======================================================================
                                                               909,586
======================================================================

UNITED KINGDOM-5.01%

Diageo PLC (Distillers & Vintners)(e)             42,579       909,729
----------------------------------------------------------------------
InterContinental Hotels Group PLC (Hotels,
  Resorts & Cruise Lines)(e)                      19,429       338,489
----------------------------------------------------------------------
WPP Group PLC (Advertising)(e)                    69,225       884,620
======================================================================
                                                             2,132,838
======================================================================
    Total Foreign Common Stocks & Other
      Equity Interests (Cost $5,932,212)                     9,578,269
======================================================================

MONEY MARKET FUNDS-2.98%

Liquid Assets Portfolio-Institutional
  Class(i)                                       634,007       634,007
----------------------------------------------------------------------
Premier Portfolio-Institutional Class(i)         634,007       634,007
======================================================================
    Total Money Market Funds (Cost
      $1,268,014)                                            1,268,014
======================================================================
TOTAL INVESTMENTS (excluding investments
  purchased with cash collateral from
  securities on loan)-99.20% (Cost
  $34,075,029)                                              42,261,505
======================================================================

INVESTMENTS PURCHASED WITH CASH COLLATERAL
  FROM SECURITIES ON LOAN

MONEY MARKET FUNDS-2.45%

Liquid Assets Portfolio-Institutional (Cost
  $1,042,535)(i)(j)                            1,042,535     1,042,535
======================================================================
TOTAL INVESTMENTS-101.65% (Cost $35,117,564)                43,304,040
----------------------------------------------------------------------
OTHER ASSETS LESS LIABILITIES-(1.65)%                         (701,428)
----------------------------------------------------------------------
NET ASSETS-100.00%                                         $42,602,612
______________________________________________________________________
======================================================================

AIM V.I. Leisure Fund

Investment Abbreviations:

ADR   - American Depositary Receipt
REIT  - Real Estate Investment Trust

Notes to Schedule of Investments:

(a) Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. and Standard & Poor's.
(b) Non-income producing security.
(c) All or a portion of this security was out on loan at December 31, 2007.
(d) Each unit represents one common share and one trust share.
(e) In accordance with the procedures established by the Board of Trustees, the foreign security is fair valued using adjusted closing market prices. The aggregate value of these securities at December 31, 2007 was $7,359,600, which represented 17.27% of the Fund's Net Assets. See Note 1A.
(f) In accordance with the procedures established by the Board of Trustees, security fair valued based on an evaluated quote provided by an independent pricing service. The value of this security at December 31, 2007 represented 0.20% of the Fund's Net Assets. See Note 1A.
(g) Security not registered under the Securities Act of 1933, as amended (e.g., the security was purchased in a Rule 144A transaction or a Regulation D transaction). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The Fund has no rights to demand registration of these securities. The value of this security at December 31, 2007 represented 0.04% of the Fund's Net Assets. Unless otherwise indicated, this security is not considered to be illiquid.
(h) Each unit represents one A bearer share in the company and one bearer share participation certificate in Richemont S.A.
(i) The money market fund and the Fund are affiliated by having the same investment advisor. See Note 3.
(j) The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower's return of the securities loaned. See Note 8.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM V.I. Leisure Fund

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2007

ASSETS:

Investments, at value (Cost $32,807,015)*        $40,993,491
------------------------------------------------------------
Investments in affiliated money market funds
  (Cost $2,310,549)                                2,310,549
------------------------------------------------------------
Total investments (Cost $35,117,564)              43,304,040
------------------------------------------------------------
Foreign currencies, at value (Cost $3,145)             3,095
------------------------------------------------------------
Receivables for:
  Fund shares sold                                   326,057
------------------------------------------------------------
  Dividends                                           83,814
------------------------------------------------------------
Investment for trustee deferred compensation
  and retirement plans                                12,531
============================================================
    Total assets                                  43,729,537
____________________________________________________________
============================================================

LIABILITIES:

Payables for:
  Trustee deferred compensation and retirement
    plans                                             15,041
------------------------------------------------------------
  Collateral upon return of securities loaned      1,042,535
------------------------------------------------------------
  Fund expenses advanced                               3,995
------------------------------------------------------------
Accrued administrative services fees                  28,883
------------------------------------------------------------
Accrued distribution fees -- Series II                     6
------------------------------------------------------------
Accrued trustees' and officer's fees and
  benefits                                               608
------------------------------------------------------------
Accrued transfer agent fees                               92
------------------------------------------------------------
Accrued operating expenses                            35,765
============================================================
    Total liabilities                              1,126,925
============================================================
Net assets applicable to shares outstanding      $42,602,612
____________________________________________________________
============================================================

NET ASSETS CONSIST OF:

Shares of beneficial interest                    $29,605,323
------------------------------------------------------------
Undistributed net investment income (loss)          (149,365)
------------------------------------------------------------
Undistributed net realized gain                    4,959,734
------------------------------------------------------------
Unrealized appreciation                            8,186,920
============================================================
                                                 $42,602,612
____________________________________________________________
============================================================

NET ASSETS:

Series I                                         $42,593,326
____________________________________________________________
============================================================
Series II                                        $     9,286
____________________________________________________________
============================================================

SHARES OUTSTANDING, $0.001 PAR VALUE PER SHARE,
  UNLIMITED NUMBER OF SHARES AUTHORIZED:

Series I                                           3,362,687
____________________________________________________________
============================================================
Series II                                                735
____________________________________________________________
============================================================
Series I:
  Net asset value per share                      $     12.67
____________________________________________________________
============================================================
Series II:
  Net asset value per share                      $     12.63
____________________________________________________________
============================================================

* At December 31, 2007, securities with an aggregate value of $997,378 were on loan to brokers.
STATEMENT OF OPERATIONS

For the year ended December 31, 2007

INVESTMENT INCOME:

Dividends (net of foreign withholding taxes of
  $22,002)                                       $    716,743
-------------------------------------------------------------
Dividends from affiliated money market funds
  (includes securities lending income of
  $2,546)                                              37,496
=============================================================
    Total investment income                           754,239
=============================================================

EXPENSES:

Advisory fees                                         374,403
-------------------------------------------------------------
Administrative services fees                          174,691
-------------------------------------------------------------
Custodian fees                                         17,347
-------------------------------------------------------------
Distribution fees -- Series II                             30
-------------------------------------------------------------
Transfer agent fees                                     1,036
-------------------------------------------------------------
Trustees' and officer's fees and benefits              18,168
-------------------------------------------------------------
Professional services fees                             40,412
-------------------------------------------------------------
Other                                                  14,116
=============================================================
    Total expenses                                    640,203
=============================================================
Less: Fees waived and expense offset
  arrangement(s)                                     (136,388)
=============================================================
    Net expenses                                      503,815
=============================================================
Net investment income                                 250,424
=============================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM:

Net realized gain from:
  Investment securities (includes net gains
    from securities sold to affiliates of
    $146,201)                                       5,411,784
-------------------------------------------------------------
  Foreign currencies                                    6,217
=============================================================
                                                    5,418,001
=============================================================
Change in net unrealized appreciation
  (depreciation) of:
  Investment securities                            (5,557,415)
-------------------------------------------------------------
  Foreign currencies                                   (1,395)
=============================================================
                                                   (5,558,810)
=============================================================
Net realized and unrealized gain (loss)              (140,809)
=============================================================
Net increase in net assets resulting from
  operations                                     $    109,615
_____________________________________________________________
=============================================================

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM V.I. Leisure Fund

STATEMENT OF CHANGES IN NET ASSETS

For the years ended December 31, 2007 and 2006

                                                                 2007           2006
----------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income                                       $   250,424    $   279,276
----------------------------------------------------------------------------------------
  Net realized gain                                             5,418,001      3,640,936
----------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation)         (5,558,810)     7,348,588
========================================================================================
    Net increase in net assets resulting from operations          109,615     11,268,800
========================================================================================
Distributions to shareholders from net investment income:
  Series I                                                       (754,185)      (576,999)
----------------------------------------------------------------------------------------
  Series II                                                          (134)          (129)
----------------------------------------------------------------------------------------
    Total distributions from net investment income               (754,319)      (577,128)
========================================================================================
Distributions to shareholders from net realized gains:
  Series I                                                     (2,658,589)    (2,816,331)
----------------------------------------------------------------------------------------
  Series II                                                          (579)          (731)
----------------------------------------------------------------------------------------
    Total distributions from net realized gains                (2,659,168)    (2,817,062)
========================================================================================
    Decrease in net assets resulting from distributions        (3,413,487)    (3,394,190)
========================================================================================
Share transactions-net:
  Series I                                                     (6,922,866)    (9,244,726)
----------------------------------------------------------------------------------------
  Series II                                                        (3,987)           859
========================================================================================
    Net increase (decrease) in net assets resulting from
     share transactions                                        (6,926,853)    (9,243,867)
========================================================================================
    Net increase (decrease) in net assets                     (10,230,725)    (1,369,257)
========================================================================================

NET ASSETS:

  Beginning of year                                            52,833,337     54,202,594
========================================================================================
  End of year (including undistributed net investment income
    (loss) of $(149,365) and $(61,783), respectively)         $42,602,612    $52,833,337
________________________________________________________________________________________
========================================================================================

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM V.I. Leisure Fund

NOTES TO FINANCIAL STATEMENTS

December 31, 2007

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM V.I. Leisure Fund (the "Fund") is a series portfolio of AIM Variable Insurance Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of twenty separate portfolios, (each constituting a "Fund"). The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies ("variable products"). Matters affecting each Fund or class will be voted on exclusively by the shareholders of such Fund or class. Current Securities and Exchange Commission ("SEC") guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each Fund or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.

    The Fund's investment objective is capital growth.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy.

       A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

       Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations, including commercial paper, having 60 days or less to maturity are recorded at amortized cost which approximates value. Debt securities are subject to interest rate and credit risks. In addition, all debt securities involve some risk of default with respect to interest and/or principal payments.

       Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and may make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economical upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

       Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices.

       Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value.

       Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer's assets, general economic conditions, interest rates, investor perceptions and market liquidity.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

       The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds as received are included in the Statement of Operations as realized gain/loss for investments no longer held and as unrealized gain/loss for investments still held.

AIM V.I. Leisure Fund


       Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain
     (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.

       The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. COUNTRY DETERMINATION -- For the purposes of making investment selection decisions and presentation in the Schedule of Investments, AIM may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer's securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America unless otherwise noted.

D. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid to separate accounts of participating insurance companies annually and recorded on ex-dividend date.

E. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund's taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

       The Fund files tax returns in the U.S. federal jurisdiction and certain other jurisdictions. Generally the Fund is subject to examinations by such taxing authorities for tax periods after 2003.

F. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.

G. ACCOUNTING ESTIMATES -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates.

H. INDEMNIFICATIONS -- Under the Trust's organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust's investment manager) is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I. RISKS INVOLVED IN INVESTING IN THE FUND -- The Fund's investments are concentrated in a comparatively narrow segment of the economy. Consequently, the Fund may tend to be more volatile than other mutual funds, and the value of the Fund's investments may tend to rise and fall more rapidly.

J. FOREIGN CURRENCY TRANSLATIONS -- Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (i) sales of foreign currencies, (ii) currency gains or losses realized between the trade and settlement dates on securities transactions, and (iii) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

       The Fund may invest in foreign securities which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Taxes are accrued based on the Fund's current interpretation of tax regulations and rates that exist in the foreign markets in which the Fund invests.

K. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. Fluctuations in the value of these contracts are recorded as unrealized appreciation (depreciation) until the contracts are closed. When these contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations. The Fund could be exposed to risk, which may be in excess of the

AIM V.I. Leisure Fund

     amount reflected in the Statement of Assets and Liabilities, if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM based on the annual rate of 0.75% of the Fund's average daily net assets.

    Effective July 1, 2007, the Trustees approved a reduced contractual advisory fee schedule for the Fund. Prior to July 1, 2007 AIM had contractually waived advisory fees to the same reduced advisory fee schedule. Under the terms of the investment advisory agreement, the Fund will pay an advisory fee to AIM based on the following annual rates of the Fund's average daily net assets:

AVERAGE NET ASSETS                                            RATE
-------------------------------------------------------------------
First $250 million                                            0.75%
-------------------------------------------------------------------
Next $250 million                                             0.74%
-------------------------------------------------------------------
Next $500 million                                             0.73%
-------------------------------------------------------------------
Next $1.5 billion                                             0.72%
-------------------------------------------------------------------
Next $2.5 billion                                             0.71%
-------------------------------------------------------------------
Next $2.5 billion                                             0.70%
-------------------------------------------------------------------
Next $2.5 billion                                             0.69%
-------------------------------------------------------------------
Over $10 billion                                              0.68%
 __________________________________________________________________
===================================================================


    AIM has contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual operating expenses (excluding certain items discussed below) of Series I shares to 1.01% and Series II shares to 1.26% of average daily net assets, through at least April 30, 2009. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the net annual operating expenses to exceed the numbers reflected above: (i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary items; (v) expenses related to a merger or reorganization, as approved by the Fund's Board of Trustees; and (vi) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, in addition to the expense reimbursement arrangement with Invesco Ltd. ("Invesco") described more fully below, the only expense offset arrangements from which the Fund may benefit are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. These credits are used to pay certain expenses incurred by the Fund.

    Further, effective July 1, 2007, AIM has contractually agreed, through at least April 30, 2009, to waive 100% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds (excluding investments made in affiliated money market funds with cash collateral from securities loaned by the Fund). Prior to July 1, 2007, AIM had voluntarily agreed to waive 25% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds.

    For the year ended December 31, 2007, AIM waived advisory fees of $136,058.

    At the request of the Trustees of the Trust, Invesco agreed to reimburse expenses incurred by the Fund in connection with market timing matters in the AIM Funds, which may include legal, audit, shareholder reporting, communications and trustee expenses. For the year ended December 31, 2007, Invesco did not reimburse any expenses.

    The Trust has entered into a master administrative services agreement with AIM pursuant to which the Fund has agreed to pay AIM a fee for costs incurred in providing accounting services and fund administrative services to the Fund and to reimburse AIM for administrative services fees paid to insurance companies that have agreed to provide services to the participants of separate accounts. These administrative services provided by the insurance companies may include, among other things: the printing of prospectuses, financial reports and proxy statements and the delivery of the same to existing participants; the maintenance of master accounts; the facilitation of purchases and redemptions requested by the participants; and the servicing of participants' accounts. Pursuant to such agreement, for the year ended December 31, 2007, AIM was paid $50,000 for accounting and fund administrative services and reimbursed $124,691 for services provided by insurance companies.

    The Trust has entered into a transfer agency and service agreement with AIM Investment Services, Inc. ("AIS") pursuant to which the Fund has agreed to pay AIS a fee for providing transfer agency and shareholder services to the Fund and reimburse AIS for certain expenses incurred by AIS in the course of providing such services. For the year ended December 31, 2007, expenses incurred under the agreement are shown in the Statement of Operations as transfer agent fees.

    The Trust has entered into a master distribution agreement with A I M Distributors, Inc. ("ADI") to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Series II shares (the "Plan"). The Fund, pursuant to the Plan, pays ADI compensation at the annual rate of 0.25% of the Fund's average daily net assets of Series II shares. Of the Plan payments, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. For the year ended December 31, 2007, expenses incurred under the Plan are detailed in the Statement of Operations as distribution fees.

    Certain officers and trustees of the Trust are officers and directors of AIM, AIS and/or ADI.

AIM V.I. Leisure Fund

NOTE 3--INVESTMENTS IN AFFILIATES

The Fund is permitted, pursuant to procedures approved by the Board of Trustees, to invest daily available cash balances and cash collateral from securities lending transactions in affiliated money market funds. The Fund and the money market funds below have the same investment advisor and therefore, are considered to be affiliated. The tables below show the transactions in and earnings from investments in affiliated money market funds for the year ended December 31, 2007. During the period each investment maintained a $1.00 net asset value, as such there is no realized gain/(loss) and no change in unrealized appreciation/(depreciation).


INVESTMENTS OF DAILY AVAILABLE CASH BALANCES:

                     VALUE          PURCHASES          PROCEEDS            VALUE        DIVIDEND
FUND               12/31/06          AT COST          FROM SALES         12/31/07        INCOME
-------------------------------------------------------------------------------------------------
Liquid Assets
Portfolio-Institutional
  Class            $220,127        $ 6,220,406       $ (5,806,526)      $  634,007       $17,463
-------------------------------------------------------------------------------------------------
Premier
Portfolio-Institutional
  Class             220,127          6,220,406         (5,806,526)         634,007        17,487
=================================================================================================
  Subtotal         $440,254        $12,440,812       $(11,613,052)      $1,268,014       $34,950
_________________________________________________________________________________________________
=================================================================================================


INVESTMENTS OF CASH COLLATERAL FROM SECURITIES LENDING TRANSACTIONS:

                     VALUE          PURCHASES          PROCEEDS            VALUE        DIVIDEND
FUND               12/31/06          AT COST          FROM SALES         12/31/07        INCOME*
-------------------------------------------------------------------------------------------------
Liquid Assets
Portfolio-Institutional
  Class            $     --        $ 6,016,360       $ (4,973,825)      $1,042,535       $ 2,546
=================================================================================================
  Total
    Investments
    in
    Affiliates     $440,254        $18,457,172       $(16,586,877)      $2,310,549       $37,496
_________________________________________________________________________________________________
=================================================================================================

* Net of compensation to counterparties.

NOTE 4--SECURITY TRANSACTIONS WITH AFFILIATED FUNDS

The Fund is permitted to purchase or sell securities from or to certain other AIM Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment advisor (or affiliated investment advisors), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the year ended December 31, 2007, the Fund engaged in securities sales of $327,059, which resulted in net realized gains of $146,201, and securities purchases of $2,898.

NOTE 5--EXPENSE OFFSET ARRANGEMENT

The expense offset arrangement is comprised of custodian credits which result from periodic overnight cash balances at the custodian. For the year ended December 31, 2007, the Fund received credits from this arrangement, which resulted in the reduction of the Fund's total expenses of $330.

NOTE 6--TRUSTEES' AND OFFICER'S FEES AND BENEFITS

"Trustees' and Officer's Fees and Benefits" include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and "Trustees' and Officer's Fees and Benefits" also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. "Trustees' and Officer's Fees and Benefits" include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

    During the year ended December 31, 2007, the Fund paid legal fees of $3,670 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 7--BORROWINGS

Pursuant to an exemptive order from the SEC, the Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. A loan will be secured by collateral if the Fund's aggregate borrowings from all sources exceeds 10% of the Fund's total assets. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan.

    The Fund is a party to an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000, or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM, which are parties to the credit facility, can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan.

AIM V.I. Leisure Fund


    During the year ended December 31, 2007, the Fund did not borrow under the uncommitted unsecured revolving credit facility.

    Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and AIM, not to exceed the contractually agreed upon rate.

NOTE 8--PORTFOLIO SECURITIES LOANED

The Fund may lend portfolio securities having a market value up to one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. The Fund could also experience delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested.

    At December 31, 2007, securities with an aggregate value of $997,378 were on loan to brokers. The loans were secured by cash collateral of $1,042,535 received by the Fund and subsequently invested in an affiliated money market fund. For the year ended December 31, 2007, the Fund received dividends on cash collateral investments of $2,546 for securities lending transactions, which are net of compensation to counterparties.

NOTE 9--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS

DISTRIBUTIONS TO SHAREHOLDERS:


The tax character of distributions paid during the years ended December 31, 2007 and 2006 was as follows:

                                                                 2007          2006
--------------------------------------------------------------------------------------
Distributions paid from:
Ordinary income                                               $  975,708    $  808,707
--------------------------------------------------------------------------------------
Long-term capital gain                                         2,437,779     2,585,483
======================================================================================
  Total distributions                                         $3,413,487    $3,394,190
______________________________________________________________________________________
======================================================================================


TAX COMPONENTS OF NET ASSETS:


As of December 31, 2007, the components of net assets on a tax basis were as follows:

                                                                   2007
---------------------------------------------------------------------------
Undistributed ordinary income                                   $   766,717
---------------------------------------------------------------------------
Undistributed long-term gain                                      4,520,706
---------------------------------------------------------------------------
Net unrealized appreciation -- investments                        7,734,564
---------------------------------------------------------------------------
Temporary book/tax differences                                      (12,698)
---------------------------------------------------------------------------
Post October PFIC MTM deferral                                      (12,000)
---------------------------------------------------------------------------
Shares of beneficial interest                                    29,605,323
===========================================================================
  Total net assets                                              $42,602,612
___________________________________________________________________________
===========================================================================


    The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's net unrealized appreciation difference is attributable primarily to losses on wash sales and the treatment of passive foreign investment companies. The tax-basis net unrealized appreciation on investments amount includes appreciation (depreciation) on foreign currencies of $445.

    The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

    The Fund does not have a capital loss carryforward as of December 31, 2007.

AIM V.I. Leisure Fund

NOTE 10--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended December 31, 2007 was $7,484,673 and $18,535,060, respectively.

UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENT SECURITIES ON A TAX BASIS
-------------------------------------------------------------------------------
Aggregate unrealized appreciation of investment securities         $ 9,981,009
-------------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities        (2,246,890)
===============================================================================
Net unrealized appreciation of investment securities               $ 7,734,119
_______________________________________________________________________________
===============================================================================
Cost of investments for tax purposes is $35,569,921.

NOTE 11--RECLASSIFICATION OF PERMANENT DIFFERENCES

Primarily as a result of differing book/tax treatment of foreign currency transactions and passive foreign investment companies, on December 31, 2007, undistributed net investment income (loss) was increased by $416,313, undistributed net realized gain was decreased by $416,313. This reclassification had no effect on the net assets of the Fund.

NOTE 12--SHARE INFORMATION

                                           CHANGES IN SHARES OUTSTANDING
--------------------------------------------------------------------------------------------------------------------
                                                                             YEAR ENDED DECEMBER 31,
                                                              ------------------------------------------------------
                                                                      2007(a)                        2006
                                                              ------------------------    --------------------------
                                                               SHARES        AMOUNT         SHARES         AMOUNT
--------------------------------------------------------------------------------------------------------------------
Sold:
  Series I                                                       26,829   $    342,162        95,922    $  1,166,490
--------------------------------------------------------------------------------------------------------------------
  Series II                                                          --             --            --              --
====================================================================================================================
Issued as reinvestment of dividends:
  Series I                                                      256,214      3,412,774       249,510       3,393,330
--------------------------------------------------------------------------------------------------------------------
  Series II                                                          54            713            63             859
====================================================================================================================
Reacquired:
  Series I                                                     (741,988)   (10,677,802)   (1,093,508)    (13,804,546)
--------------------------------------------------------------------------------------------------------------------
  Series II                                                        (315)        (4,700)           --              --
====================================================================================================================
                                                               (459,206)  $ (6,926,853)     (748,013)   $ (9,243,867)
____________________________________________________________________________________________________________________
====================================================================================================================

(a) There is an entity that is a record owner of more than 5% of the outstanding shares of the Fund and it owns 99% of the outstanding shares of the Fund. The Fund and the Fund's principal underwriter or advisor, are parties to participation agreements with this entity whereby this entity sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, AIM and/or AIM affiliates may make payments to this entity, which are considered to be related to the Fund, for providing services to the Fund, AIM and or AIM affiliates including but not limited to services such as, securities brokerage, third party record keeping and account servicing. The Trust has no knowledge as to whether all or any portion of the shares owned of record by this entity are also owned beneficially.

NOTE 13--SIGNIFICANT EVENT

At a meeting held on December 13, 2007, the Board of Trustees of Trust approved certain proposals to be presented for shareholder approval at a special meeting of the shareholders of the Trust intended to be held on February 29, 2008 (the "Special Meeting"). At the Special Meeting, shareholders of record as of the close of business on November 30, 2007, are entitled to vote their respective shares on several proposals that including, among others the following proposal(s):

    New proposed sub-advisory agreement between A I M Advisors, Inc. ("AIM") and each of AIM Funds Management Inc., Invesco Asset Management Deutschland, GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Global Asset Management (N.A.), Inc., Invesco Hong Kong Limited, Invesco Institutional (N.A.), Inc. and Invesco Senior Secured Management, Inc. (collectively, the "Affiliated Sub-Advisers") (the "New Sub-Advisory Arrangements"). This proposal is intended to benefit the Fund and its shareholders by permitting AIM to utilize the additional resources and talent of these affiliated sub-advisers in managing the Fund. Because AIM would pay all of the sub-advisory fees of the sub-advisers, the new sub-advisory arrangements would not affect the fees the Fund pays pursuant to the advisory agreement. If approved by shareholders, the New Sub-advisory Arrangements are expected to become effective on or about May 1, 2008.

AIM V.I. Leisure Fund

NOTE 14--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                     SERIES I
                                                              ------------------------------------------------------
                                                                             YEAR ENDED DECEMBER 31,
                                                              ------------------------------------------------------
                                                               2007          2006       2005       2004       2003
--------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $ 13.82       $ 11.86    $ 12.38    $ 10.96    $  8.52
--------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                   0.09          0.07       0.04       0.00      (0.00)
--------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                 (0.15)         2.83      (0.19)      1.47       2.44
====================================================================================================================
    Total from investment operations                            (0.06)         2.90      (0.15)      1.47       2.44
====================================================================================================================
Less distributions:
  Dividends from net investment income                          (0.24)        (0.16)     (0.14)     (0.04)        --
--------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                         (0.85)        (0.78)     (0.23)     (0.01)        --
====================================================================================================================
    Total distributions                                         (1.09)        (0.94)     (0.37)     (0.05)        --
====================================================================================================================
Net asset value, end of period                                $ 12.67       $ 13.82    $ 11.86    $ 12.38    $ 10.96
____________________________________________________________________________________________________________________
====================================================================================================================
Total return(a)                                                 (0.79)%       24.61%     (1.19)%    13.40%     28.64%
____________________________________________________________________________________________________________________
====================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $42,593       $52,820    $54,192    $55,967    $34,424
____________________________________________________________________________________________________________________
====================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                 1.01%(b)      1.01%      1.16%      1.29%      1.26%
--------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements              1.28%(b)      1.26%      1.31%      1.34%      1.64%
====================================================================================================================
Ratio of net investment income (loss) to average net assets      0.50%(b)      0.54%      0.34%      0.00%     (0.14)%
____________________________________________________________________________________________________________________
====================================================================================================================
Portfolio turnover rate                                            15%           14%        32%        15%        22%
____________________________________________________________________________________________________________________
====================================================================================================================

(a) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.
(b)  Ratios are based on average daily net assets of $49,908,543.

                                                                                 SERIES II
                                                              ------------------------------------------------
                                                                                                APRIL 30, 2004
                                                                                                (COMMENCEMENT
                                                                 YEAR ENDED DECEMBER 31,            DATE)
                                                              ------------------------------     DECEMBER 31,
                                                               2007          2006      2005          2004
--------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $ 13.78       $11.84    $12.37       $ 11.09
--------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                   0.05         0.04      0.02         (0.02)
--------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                 (0.15)        2.82     (0.19)         1.35
==============================================================================================================
    Total from investment operations                            (0.10)        2.86     (0.17)         1.33
==============================================================================================================
Less distributions:
  Dividends from net investment income                          (0.20)       (0.14)    (0.13)        (0.04)
--------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                         (0.85)       (0.78)    (0.23)        (0.01)
==============================================================================================================
    Total distributions                                         (1.05)       (0.92)    (0.36)        (0.05)
==============================================================================================================
Net asset value, end of period                                $ 12.63       $13.78    $11.84       $ 12.37
______________________________________________________________________________________________________________
==============================================================================================================
Total return(a)                                                 (1.13)%      24.28%    (1.37)%       11.98%
______________________________________________________________________________________________________________
==============================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $     9       $   14    $   11       $    11
______________________________________________________________________________________________________________
==============================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                 1.26%(b)     1.26%     1.36%         1.45%(c)
--------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements              1.53%(b)     1.51%     1.56%         1.60%(c)
==============================================================================================================
Ratio of net investment income (loss) to average net assets      0.25%(b)     0.29%     0.14%        (0.16)%(c)
______________________________________________________________________________________________________________
==============================================================================================================
Portfolio turnover rate(d)                                         15%          14%       32%           15%
______________________________________________________________________________________________________________
==============================================================================================================

(a) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.
(b)  Ratios are based on average daily net assets of $11,874.
(c)  Annualized.
(d) Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year.

AIM V.I. Leisure Fund


NOTE 15--LEGAL PROCEEDINGS

Terms used in the Legal Proceedings Note are defined terms solely for the purpose of this note.


PENDING LITIGATION AND REGULATORY INQUIRIES


    On August 30, 2005, the West Virginia Office of the State
Auditor -- Securities Commission ("WVASC") issued a Summary Order to Cease and Desist and Notice of Right to Hearing to A I M Advisors, Inc. ("AIM") and A I M Distributors, Inc. ("ADI") (Order No. 05-1318). The WVASC makes findings of fact that AIM and ADI entered into certain arrangements permitting market timing of the AIM Funds and failed to disclose these arrangements in the prospectuses for such Funds, and conclusions of law to the effect that AIM and ADI violated the West Virginia securities laws. The WVASC orders AIM and ADI to cease any further violations and seeks to impose monetary sanctions, including restitution to affected investors, disgorgement of fees, reimbursement of investigatory, administrative and legal costs and an "administrative assessment," to be determined by the Commissioner. Initial research indicates that these damages could be limited or capped by statute. By agreement with the Commissioner of Securities, AIM's time to respond to that Order has been indefinitely suspended.

    Civil lawsuits, including purported class action and shareholder derivative suits, have been filed against certain of the AIM Funds, Invesco Funds Group, Inc. ("IFG") (the former investment advisor to certain AIM Funds), AIM, ADI and/or related entities and individuals, depending on the lawsuit, alleging:

    - that the defendants permitted improper market timing and related activity in the AIM Funds; and

    - that certain AIM Funds inadequately employed fair value pricing.

    These lawsuits allege as theories of recovery, depending on the lawsuit, violations of various provisions of the Federal and state securities laws and ERISA, negligence, breach of fiduciary duty and/or breach of contract. These lawsuits seek remedies that include, depending on the lawsuit, damages, restitution, injunctive relief, imposition of a constructive trust, removal of certain directors and/or employees, various corrective measures under ERISA, rescission of certain AIM Funds' advisory agreements and/or distribution plans and recovery of all fees paid.

    All lawsuits based on allegations of market timing, late trading and related issues have been transferred to the United States District Court for the District of Maryland (the "MDL Court"). Pursuant to an Order of the MDL Court, plaintiffs in these lawsuits consolidated their claims for pre-trial purposes into three amended complaints against various AIM- and IFG-related parties: (i) a Consolidated Amended Class Action Complaint purportedly brought on behalf of shareholders of the AIM Funds; (ii) a Consolidated Amended Fund Derivative Complaint purportedly brought on behalf of the AIM Funds and fund registrants; and (iii) an Amended Class Action Complaint for Violations of the Employee Retirement Income Securities Act ("ERISA") purportedly brought on behalf of participants in Invesco Ltd. ("Invesco") 401(k) plan. Based on orders issued by the MDL Court, all claims asserted against the AIM Funds that have been transferred to the MDL Court have been dismissed, although certain Funds remain nominal defendants in the Consolidated Amended Fund Derivative Complaint. On September 15, 2006, the MDL Court granted the Invesco defendants' motion to dismiss the Amended Class Action Complaint for Violations of ERISA and dismissed such Complaint. The plaintiff has commenced an appeal from that decision.

    IFG, AIM, ADI and/or related entities and individuals have received inquiries from numerous regulators in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, among others, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to
Section 529 college savings plans and procedures for locating lost security holders. IFG, AIM and ADI have advised the Fund that they are providing full cooperation with respect to these inquiries. Regulatory actions and/or additional civil lawsuits related to these or other issues may be filed against the AIM Funds, IFG, AIM and/or related entities and individuals in the future.

    At the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the outcome of the Pending Litigation and Regulatory Inquiries described above may have on AIM, ADI or the Fund.

AIM V.I. Leisure Fund

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of AIM Variable Insurance Funds and Shareholders of AIM V.I. Leisure Fund:



In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of AIM V.I. Leisure Fund (one of the funds constituting AIM Variable Insurance Funds, hereafter referred to as the "Fund") at December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

February 12, 2008
Houston, Texas

AIM V.I. Leisure Fund

CALCULATING YOUR ONGOING FUND EXPENSES

EXAMPLE

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service fees (12b-1); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2007, through December 31, 2007.

    The actual and hypothetical expenses in the examples below do not represent the effect of any fees or other expenses assessed in connection with a variable product; if they did, the expenses shown would be higher while the ending account values shown would be lower.

ACTUAL EXPENSES

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return.

    The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

    Please note that the expenses shown in the table are meant to highlight your ongoing costs. Therefore, the hypothetical information is useful in comparing ongoing costs, and will not help you determine the relative total costs of owning different funds.

                                                                                           HYPOTHETICAL
                                                                                     (5% ANNUAL RETURN BEFORE
                                                          ACTUAL                            EXPENSES)
                                                 ENDING                              ENDING
                             BEGINNING           ACCOUNT          EXPENSES           ACCOUNT          EXPENSES        ANNUALIZED
                           ACCOUNT VALUE          VALUE          PAID DURING          VALUE          PAID DURING       EXPENSE
        CLASS               (07/01/07)        (12/31/07)(1)       PERIOD(2)        (12/31/07)         PERIOD(2)         RATIO
      Series I               $1,000.00          $  916.20          $ 4.88           $1,020.11           $5.14            1.01%
      Series II               1,000.00             914.40            6.08            1,018.85            6.41            1.26

(1) The actual ending account value is based on the actual total return of the Fund for the period July 1, 2007, through December 31, 2007, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund's expense ratio and a hypothetical annual return of 5% before expenses.
(2) Expenses are equal to the Fund's annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

AIM V.I. Leisure Fund

TAX INFORMATION

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state's requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended December 31, 2007:

FEDERAL AND STATE INCOME TAX

          Long-Term Capital Gain Dividends          $2,437,779
          Corporate Dividends Received
            Deduction*                                   37.58%


    * The above percentage is based on ordinary income dividends paid to shareholders during the fund's fiscal year.

DISTRIBUTION INFORMATION

Shareholders were sent a notice from the Fund that set forth an estimate on a per share basis of the source or sources from which the distribution was paid in December of 2007. Subsequently, certain of these estimates have been corrected. Listed below is a written statement of the sources of this distribution, as corrected, on a generally accepted accounting principles ("GAAP") basis.

                                                   GAIN FROM SALE OF
                                     NET INCOME       SECURITIES        RETURN OF PRINCIPAL    TOTAL DISTRIBUTION
-----------------------------------------------------------------------------------------------------------------
12/10/07   Series I                   $0.0800           $0.8492               $0.1609               $1.0901
-----------------------------------------------------------------------------------------------------------------
12/10/07   Series II                  $0.0363           $0.8492               $0.1606               $1.0461
_________________________________________________________________________________________________________________
=================================================================================================================


    Please note that the information in the preceding chart is for financial accounting purposes only. Shareholders should be aware that the tax treatment of distributions likely differs from GAAP treatment. The tax treatment of distributions was set forth in a Form 1099-DIV for the 2007 calendar year. This information is being provided to comply with certain U.S. Securities and Exchange Commission requirements.

AIM V.I. Leisure Fund

TRUSTEES AND OFFICERS

The address of each trustee and officer of AIM Variable Insurance Funds (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. Each trustee oversees 104 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

                                                                                       OTHER
                                  TRUSTEE                                              TRUSTEESHIP(S)/
NAME, YEAR OF BIRTH AND           AND/OR                                               DIRECTORSHIP(S)
POSITION(S) HELD WITH THE         OFFICER    PRINCIPAL OCCUPATION(S)                   HELD BY
TRUST                             SINCE      DURING PAST 5 YEARS                       TRUSTEE/ DIRECTOR
-------------------------------------------------------------------------------------------------------------------------
 Interested Persons
-------------------------------------------------------------------------------------------------------------------------

   Martin L. Flanagan(1) -- 1960  2007       Director, Chief Executive Officer and     None
   Trustee                                   President, Invesco Ltd. (ultimate parent
                                             of AIM and a global investment
                                             management firm) and, Invesco Holding
                                             Company (parent of AIM and a global
                                             investment management firm); Chairman,
                                             A I M Advisors, Inc. (registered
                                             investment advisor); Director, Chairman,
                                             Chief Executive Officer and President,
                                             IVZ Inc. (holding company); and INVESCO
                                             North American Holdings, Inc. (holding
                                             company); Chairman and President,
                                             INVESCO Group Services, Inc. (service
                                             provider); Trustee, The AIM Family of
                                             Funds(R); Vice Chairman, Investment
                                             Company Institute; and Member of
                                             Executive Board, SMU Cox School of
                                             Business

                                             Formerly: Chairman, Investment Company
                                             Institute; President, Co-Chief Executive
                                             Officer, Co-President, Chief Operating
                                             Officer and Chief Financial Officer,
                                             Franklin Resources, Inc. (global
                                             investment management organization)
-------------------------------------------------------------------------------------------------------------------------

   Philip A. Taylor(2) -- 1954    2006       Director, Chief Executive Officer and     None
   Trustee, President and                    President, AIM Mutual Fund Dealer Inc.
   Principal                                 (registered broker dealer), A I M
   Executive Officer                         Advisors, Inc., AIM Funds Management
                                             Inc. d/b/a INVESCO Enterprise Services
                                             (registered investment advisor and
                                             registered transfer agent), AIM Trimark
                                             Corporate Class Inc. (formerly AIM
                                             Trimark Global Fund Inc.) (corporate
                                             mutual fund company) and AIM Trimark
                                             Canada Fund Inc. (corporate mutual fund
                                             company), and 1371 Preferred Inc.
                                             (holding company); Director, Chairman,
                                             Chief Executive Officer and President,
                                             A I M Management Group Inc. (financial
                                             services holding company) and A I M
                                             Capital Management, Inc. (registered
                                             investment advisor); Director and
                                             President, INVESCO Funds Group, Inc.
                                             (registered investment advisor and
                                             register transfer agent) and AIM GP
                                             Canada Inc. (general partner for a
                                             limited partnership); Director, A I M
                                             Distributors, Inc. (registered broker
                                             dealer); Director and Chairman, AIM
                                             Investment Services, Inc. (registered
                                             transfer agent) and INVESCO
                                             Distributors, Inc. (registered broker
                                             dealer); Director, President and
                                             Chairman, IVZ Callco Inc. (holding
                                             company), INVESCO Inc. (holding company)
                                             and AIM Canada Holdings Inc. (holding
                                             company); Trustee, President and
                                             Principal Executive Officer of The AIM
                                             Family of Funds--Registered Trademark--
                                             (other than AIM Treasurer's Series
                                             Trust, Short-Term Investments Trust and
                                             Tax-Free Investments Trust); Trustee and
                                             Executive Vice President, The AIM Family
                                             of Funds--Registered Trademark-- (AIM
                                             Treasurer's Series Trust, Short-Term
                                             Investments Trust and Tax-Free
                                             Investments Trust only); and Manager,
                                             PowerShares Capital Management LLC

                                             Formerly: Director and Chairman, Fund
                                             Management Company (registered broker
                                             dealer); President and Principal
                                             Executive Officer, The AIM Family of
                                             Funds--Registered Trademark-- (AIM
                                             Treasurer's Series Trust, Short-Term
                                             Investments Trust and Tax-Free
                                             Investments Trust only); Chairman, AIM
                                             Canada Holdings, Inc.; President, AIM
                                             Trimark Global Fund Inc. and AIM Trimark
                                             Canada Fund Inc.; and Director, Trimark
                                             Trust (federally regulated Canadian
                                             Trust Company)
-------------------------------------------------------------------------------------------------------------------------
 Independent Trustees
-------------------------------------------------------------------------------------------------------------------------

   Bruce L. Crockett -- 1944      1993       Chairman, Crockett Technology Associates  ACE Limited (insurance company);
   Trustee and Chair                         (technology consulting company)           and Captaris, Inc. (unified
                                                                                       messaging provider)
-------------------------------------------------------------------------------------------------------------------------

   Bob R. Baker -- 1936           2004       Retired                                   None
   Trustee
-------------------------------------------------------------------------------------------------------------------------

   Frank S. Bayley -- 1939        2001       Retired                                   None
   Trustee
                                             Formerly: Partner, law firm of Baker &
                                             McKenzie and Director, Badgley Funds,
                                             Inc. (registered investment company) (2
                                             portfolios)
-------------------------------------------------------------------------------------------------------------------------

   James T. Bunch -- 1942         2004       Founder, Green, Manning & Bunch Ltd.,     None
   Trustee                                   (investment banking firm)

                                             Formerly: Director, Policy Studies, Inc.
                                             and Van Gilder Insurance Corporation
-------------------------------------------------------------------------------------------------------------------------

   Albert R. Dowden -- 1941       2000       Director of a number of public and        None
   Trustee                                   private business corporations, including
                                             the Boss Group Ltd. (private investment
                                             and management); Reich & Tang Funds
                                             (Chairman) (registered investment
                                             company) (7 portfolios), Daily Income
                                             Fund (4 portfolios), California Daily
                                             Tax Free Income Fund, Inc., Connecticut
                                             Daily Tax Free Income Fund, Inc. and New
                                             Jersey Daily Municipal Fund, Inc.,
                                             Annuity and Life Re (Holdings), Ltd.
                                             (insurance company), and Homeowners of
                                             America Holding Corporation (property
                                             casualty company)

                                             Formerly: Director, CompuDyne
                                             Corporation (provider of product and
                                             services to the public security market);
                                             Director, President and Chief Executive
                                             Officer, Volvo Group North America,
                                             Inc.; Senior Vice President, AB Volvo;
                                             Director of various affiliated Volvo
                                             companies; and Director, Magellan
                                             Insurance Company
-------------------------------------------------------------------------------------------------------------------------

   Jack M. Fields -- 1952         1997       Chief Executive Officer, Twenty First     Administaff
   Trustee                                   Century Group, Inc. (government affairs
                                             company); and Owner and Chief Executive
                                             Officer, Dos Angelos Ranch, L.P.
                                             (cattle, hunting, corporate
                                             entertainment)
                                             Formerly: Chief Executive Officer,
                                             Texana Timber LP (sustainable forestry
                                             company), and Discovery Global Education
                                             Fund (non-profit)

-------------------------------------------------------------------------------------------------------------------------

   Carl Frischling -- 1937        1993       Partner, law firm of Kramer Levin         Director, Reich & Tang Funds) (15
   Trustee                                   Naftalis and Frankel LLP                  portfolios)
-------------------------------------------------------------------------------------------------------------------------

   Prema Mathai-Davis -- 1950     1998       Formerly: Chief Executive Officer, YWCA   None
   Trustee                                   of the USA
-------------------------------------------------------------------------------------------------------------------------

   Lewis F. Pennock -- 1942       1993       Partner, law firm of Pennock & Cooper     None
   Trustee
-------------------------------------------------------------------------------------------------------------------------

   Larry Soll -- 1942             2004       Retired                                   None
   Trustee
-------------------------------------------------------------------------------------------------------------------------

   Raymond Stickel, Jr. -- 1944   2005       Retired                                   None
   Trustee                                   Formerly: Partner, Deloitte & Touche;
                                             and Director, Mainstay VP Series Funds,
                                             Inc. (25 portfolios)
-------------------------------------------------------------------------------------------------------------------------

(1) Mr. Flanagan was appointed as Trustee of the Trust on February 24, 2007. Mr. Flanagan is considered an interested person of the Trust because he is an officer of the advisor to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the advisor to the Trust.
(2) Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.

AIM V.I. Leisure Fund

                                                                                       OTHER
                                  TRUSTEE                                              TRUSTEESHIP(S)/
NAME, YEAR OF BIRTH AND           AND/OR                                               DIRECTORSHIP(S)
POSITION(S) HELD WITH THE         OFFICER    PRINCIPAL OCCUPATION(S)                   HELD BY TRUSTEE/
TRUST                             SINCE      DURING PAST 5 YEARS                       DIRECTOR
-------------------------------------------------------------------------------------------------------------------------
 Other Officers
-------------------------------------------------------------------------------------------------------------------------

   Russell C. Burk -- 1958        2005       Senior Vice President and Senior Officer  N/A
   Senior Vice President and                 of The AIM Family of Funds--Registered
   Senior Officer                            Trademark--
                                             Formerly: Director of Compliance and
                                             Assistant General Counsel, ICON
                                             Advisers, Inc.; Financial Consultant,
                                             Merrill Lynch; General Counsel and
                                             Director of Compliance, ALPS Mutual
                                             Funds, Inc.
-------------------------------------------------------------------------------------------------------------------------

   John M. Zerr -- 1962           2006       Director, Senior Vice President,          N/A
   Senior Vice President, Chief              Secretary and General Counsel, A I M
   Legal Officer and Secretary               Management Group Inc., A I M Advisors,
                                             Inc. and A I M Capital Management, Inc.;
                                             Director, Vice President and Secretary,
                                             AIM Investment Services, Inc. and
                                             INVESCO Distributors, Inc.; Director,
                                             Senior Vice President and Secretary,
                                             A I M Distributors, Inc.; Director and
                                             Vice President, INVESCO Funds Group
                                             Inc.; Senior Vice President, Chief Legal
                                             Officer and Secretary of The AIM Family
                                             of Funds--Registered Trademark--; and
                                             Manager, PowerShares Capital Management
                                             LLC

                                             Formerly: Director, Vice President and
                                             Secretary, Fund Management Company; Vice
                                             President, A I M Capital Management,
                                             Inc.; Chief Operating Officer, Senior
                                             Vice President, General Counsel and
                                             Secretary, Liberty Ridge Capital, Inc.
                                             (an investment adviser); Vice President
                                             and Secretary, PBHG Funds (an investment
                                             company); Vice President and Secretary,
                                             PBHG Insurance Series Fund (an
                                             investment company); General Counsel and
                                             Secretary, Pilgrim Baxter Value
                                             Investors (an investment adviser); Chief
                                             Operating Officer, General Counsel and
                                             Secretary, Old Mutual Investment
                                             Partners (a broker-dealer); General
                                             Counsel and Secretary, Old Mutual Fund
                                             Services (an administrator); General
                                             Counsel and Secretary, Old Mutual
                                             Shareholder Services (a shareholder
                                             servicing center); Executive Vice
                                             President, General Counsel and
                                             Secretary, Old Mutual Capital, Inc. (an
                                             investment adviser); and Vice President
                                             and Secretary, Old Mutual Advisors Funds
                                             (an investment company)
-------------------------------------------------------------------------------------------------------------------------

   Lisa O. Brinkley -- 1959       2004       Global Compliance Director, Invesco       N/A
   Vice President                            Ltd.; and Vice President of The AIM
                                             Family of Funds--Registered Trademark--

                                             Formerly: Senior Vice President, A I M
                                             Management Group Inc. (financial
                                             services holding company); Senior Vice
                                             President and Chief Compliance Officer,
                                             A I M Advisors, Inc. and The AIM Family
                                             of Funds--Registered Trademark--; Vice
                                             President and Chief Compliance Officer,
                                             A I M Capital Management, Inc. and A I M
                                             Distributors, Inc.; Vice President, AIM
                                             Investment Services, Inc. and Fund
                                             Management Company; Senior Vice
                                             President and Chief Compliance Officer
                                             of The AIM Family of Funds--Registered
                                             Trademark--; and Senior Vice President
                                             and Compliance Director, Delaware
                                             Investments Family of Funds
-------------------------------------------------------------------------------------------------------------------------

   Kevin M. Carome -- 1956        2003       General Counsel, Secretary and Senior
   Vice President                            Managing Director, Invesco Ltd.;
                                             Director and Secretary, Invesco Holding
                                             Company Limited, IVZ, Inc. and INVESCO
                                             Group Services, Inc.; Director, INVESCO
                                             Funds Group, Inc.; Secretary, INVESCO
                                             North American Holdings, Inc.; and Vice
                                             President of The AIM Family of
                                             Funds--Registered Trademark--

                                             Formerly: Senior Managing Director,       N/A
                                             Invesco Holding Company Limited;
                                             Director, Senior Vice President,
                                             Secretary and General Counsel, A I M
                                             Management Group Inc. and A I M
                                             Advisors, Inc.; Senior Vice President,
                                             A I M Distributors, Inc.; Director,
                                             General Counsel and Vice President, Fund
                                             Management Company; Vice President,
                                             A I M Capital Management, Inc. and AIM
                                             Investment Services, Inc.; Senior Vice
                                             President, Chief Legal Officer and
                                             Secretary of The AIM Family of
                                             Funds--Registered Trademark--; Director
                                             and Vice President, INVESCO
                                             Distributors, Inc.; Chief Executive
                                             Officer and President, INVESCO Funds
                                             Group, Inc.; and Senior Vice President
                                             and General Counsel, Liberty Financial
                                             Companies, Inc.
-------------------------------------------------------------------------------------------------------------------------

   Sidney M. Dilgren -- 1961      2004       Vice President, A I M Advisors, Inc. and  N/A
   Vice President, Principal                 A I M Capital Management, Inc.; and Vice
   Financial Officer and                     President, Treasurer and Principal
   Treasurer                                 Financial Officer of The AIM Family of
                                             Funds--Registered Trademark--

                                             Formerly: Fund Treasurer, A I M
                                             Advisors, Inc.; Senior Vice President,
                                             AIM Investment Services, Inc.; and Vice
                                             President, A I M Distributors, Inc.
-------------------------------------------------------------------------------------------------------------------------

   Karen Dunn Kelley -- 1960      2004       Head of Invesco's World Wide Fixed        N/A
   Vice President                            Income and Cash Management Group;
                                             Director of Cash Management and Senior
                                             Vice President, A I M Advisors, Inc. and
                                             A I M Capital Management, Inc; Executive
                                             Vice President, A I M Distributors,
                                             Inc.; Senior Vice President, A I M
                                             Management Group Inc.; Vice President,
                                             The AIM Family of Funds--Registered
                                             Trademark-- (other than AIM Treasurer's
                                             Series Trust, Short-Term Investments
                                             Trust and Tax-Free Investments Trust);
                                             and President and Principal Executive
                                             Officer, The AIM Family of
                                             Funds--Registered Trademark-- (AIM
                                             Treasurer's Series Trust, Short-Term
                                             Investments Trust and Tax-Free
                                             Investments Trust only)
                                             Formerly: Director and President, Fund
                                             Management Company; Chief Cash
                                             Management Officer and Managing
                                             Director, A I M Capital Management,
                                             Inc.; Vice President, A I M Advisors,
                                             Inc. and The AIM Family of
                                             Funds--Registered Trademark-- (AIM
                                             Treasurer's Series Trust, Short-Term
                                             Investments Trust and Tax-Free
                                             Investments Trust only)
-------------------------------------------------------------------------------------------------------------------------

   Lance A. Rejsek -- 1967        2005       Anti-Money Laundering Compliance          N/A
   Anti-Money Laundering                     Officer, A I M Advisors, Inc., A I M
   Compliance Officer                        Capital Management, Inc., A I M
                                             Distributors, Inc., AIM Investment
                                             Services, Inc., AIM Private Asset
                                             Management, Inc. and The AIM Family of
                                             Funds--Registered Trademark--
                                             Formerly: Anti-Money Laundering
                                             Compliance Officer, Fund Management
                                             Company; and Manager of the Fraud
                                             Prevention Department, AIM Investment
                                             Services, Inc.
-------------------------------------------------------------------------------------------------------------------------

   Todd L. Spillane -- 1958       2006       Senior Vice President, A I M Management   N/A
   Chief Compliance Officer                  Group Inc.; Senior Vice President and
                                             Chief Compliance Officer, A I M
                                             Advisors, Inc. and A I M Capital
                                             Management, Inc.; Chief Compliance
                                             Officer of The AIM Family of
                                             Funds--Registered Trademark--, Invesco
                                             Global Asset Management (N.A.), Inc.,
                                             (registered investment advisor), Invesco
                                             Institutional (N.A.), Inc., (registered
                                             investment advisor), INVESCO Private
                                             Capital Investments, Inc. (holding
                                             company), Invesco Private Capital, Inc.
                                             (registered investment advisor) and
                                             Invesco Senior Secured Management, Inc.
                                             (registered investment advisor); and
                                             Vice President, A I M Distributors, Inc.
                                             and AIM Investment Services, Inc.

                                             Formerly: Vice President, A I M Capital
                                             Management, Inc. and Fund Management
                                             Company; Global Head of Product
                                             Development, AIG-Global Investment
                                             Group, Inc.; and Chief Compliance
                                             Officer and Deputy General Counsel,
                                             AIG-SunAmerica Asset Management
-------------------------------------------------------------------------------------------------------------------------

The Statement of Additional Information of the Trust includes additional information about the Fund's Trustees and is available upon request, without charge, by calling 1.800.410.4246.

OFFICE OF THE FUND            INVESTMENT ADVISOR       DISTRIBUTOR              AUDITORS
11 Greenway Plaza             A I M Advisors, Inc.     A I M Distributors,      PricewaterhouseCoopers
Suite 100                     11 Greenway Plaza        Inc.                     LLP
Houston, TX 77046-1173        Suite 100                11 Greenway Plaza        1201 Louisiana Street
                              Houston, TX 77046-1173   Suite 100                Suite 2900
                                                       Houston, TX 77046-1173   Houston, TX 77002-5678

COUNSEL TO THE FUND           COUNSEL TO THE           TRANSFER AGENT           CUSTODIAN
Ballard Spahr                 INDEPENDENT TRUSTEES     AIM Investment           State Street Bank and
Andrews & Ingersoll, LLP      Kramer, Levin, Naftalis  Services, Inc.           Trust
1735 Market Street, 51st      & Frankel LLP            P.O. Box 4739            Company
Floor                         1177 Avenue of the       Houston, TX 77210-4739   225 Franklin Street
Philadelphia, PA 19103-7599   Americas                                          Boston, MA 02110-2801
                              New York, NY 10036-2714

DOMESTIC EQUITY

Mid-Cap Blend

                                                                AIM V.I. Mid Cap
                                                                Core Equity Fund
                               Annual Report to Shareholders - December 31, 2007

The Fund provides a complete list of its
holdings four times in each fiscal year,
at the quarter-ends. For the second and
fourth quarters, the lists appear in the
Fund's semiannual and annual reports to
shareholders. For the first and third
quarters, the Fund files the lists with
the Securities and Exchange Commission
(SEC) on Form N-Q. The Fund's Form N-Q
filings are available on the SEC Web site,
sec.gov. Copies of the Fund's Forms N-Q
may be reviewed and copied at the SEC
Public Reference Room in Washington,
D.C.You can obtain information on the
operation of the Public Reference Room,                      [COVER GLOBE IMAGE]
including information about duplicating
fee charges, by calling 202-942-8090 or
800-732-0330, or by electronic request at
the following E-mail address:
publicinfo@sec.gov. The SEC file numbers
for the Fund are 811-07452 and 033-57340.
The Fund's most recent portfolio holdings,
as filed on Form N-Q, have also been made
available to insurance companies issuing
variable annuity contracts and variable
life insurance policies ("variable
products") that invest in the Fund.

A description of the policies and
procedures that the Fund uses to determine
how to vote proxies relating to portfolio    AIM V.I. MID CAP CORE EQUITY FUND's investment objective is
securities is available without charge,      long-term growth of capital.
upon request, from our Client Services
department at 800-410-4246 or on the AIM
Web site, AIMinvestments.com. On the home
page, scroll down and click on Proxy
Policy. The information is also available
on the SEC Web site, sec.gov.

Information regarding how the Fund voted
proxies related to its portfolio
securities during the 12 months ended June
30, 2007, is available at our Web site. Go
to AIMinvestments.com, access the About Us   UNLESS OTHERWISE STATED, INFORMATION PRESENTED IN THIS REPORT
tab, click on Required Notices and then      IS AS OF DECEMBER 31, 2007, AND IS BASED ON TOTAL NET ASSETS.
click on Proxy Voting Activity. Next,
select the Fund from the drop-down menu.
The information is also available on the          UNLESS OTHERWISE NOTED, ALL DATA IN THIS REPORT ARE FROM
SEC Web site, sec.gov.                                                         A I M MANAGEMENT GROUP INC.

                                             =============================================================
                                             THIS REPORT MUST BE ACCOMPANIED OR PRECEDED BY A CURRENTLY
                                             EFFECTIVE FUND PROSPECTUS AND VARIABLE PRODUCT PROSPECTUS,
                                             WHICH CONTAIN MORE COMPLETE INFORMATION, INCLUDING SALES
                                             CHARGES AND EXPENSES. INVESTORS SHOULD READ EACH CAREFULLY
   [AIM INVESTMENTSLOGO]                     BEFORE INVESTING.
-- REGISTERED TRADEMARK --                   =============================================================

                                                     NOT FDIC INSURED   MAY LOSE VALUE   NO BANK GUARANTEE

                                                                                  A I M DISTRIBUTORS, INC.

AIM V.I. Mid Cap Core Equity Fund

Management's discussion of Fund performance                                               stand industry challenges and evaluate the
                                                                                          sustainability of competitive advantages.
=======================================================================================   Both the financial and business analyses
PERFORMANCE SUMMARY                                                                       serve as a basis to construct valuation
                                                                                          models that help us estimate a company's
For the fiscal year ended December 31, 2007, AIM V.I. Mid Cap Core Equity Fund            value. We use three primary valuation
delivered positive returns, excluding variable product issuer charges, and outperformed   techniques, including discounted cash
the broad market S&P 500 Index, as well as the Fund's style-specific benchmark, the       flow, traditional valuation multiples and
Russell Midcap Index. Overall results were driven in part by strength in the Fund's       net asset value.
energy and health care holdings. Additionally, the Fund's relative results benefited
from avoiding both turbulence in the financials sector and weakness in the consumer          We consider selling a stock when:
discretionary sector.
                                                                                          o It exceeds our target price.
   Your Fund's long-term performance appears later in this report.
                                                                                          o We have not seen a demonstrable
FUND VS. INDEXES                                                                          improvement in fundamentals.

Total returns, 12/31/06-12/31/07, excluding variable product issuer charges. If           o A more compelling investment opportunity
variable product issuer charges were included, returns would be lower.                    exists.

Series I Shares                                                                   9.55%   Market conditions and your Fund
Series II Shares                                                                  9.29
S&P 500 Index(triangle) (Broad Market Index)                                      5.49    For the fiscal year ended December 31,
Russell Midcap Index(triangle) (Style-Specific Index)                             5.60    2007, we delivered attractive returns for
Lipper VUF Mid-Cap Core Funds Index(triangle) (Peer Group Index)                  5.30    shareholders and worked diligently to
Lipper Mid-Cap Core Funds Index(triangle) (Former Peer Group Index)               6.34    provide a wealth creation strategy that
                                                                                          takes a full-market-cycle
SOURCE: (triangle)LIPPER INC.                                                             perspective--over bull and bear
=======================================================================================   markets--and can serve as a source of
                                                                                          stability within overall asset allocation.
How we invest                                ments for the Fund includes three phases:    This objective has become increasingly
                                                                                          important as we mark the five-year
We manage your Fund as a core fund,          o Financial analysis to evaluate ROIC and    anniversary of the bull market(1) and
seeking to provide upside potential as       capital allocation                           witness increased volatility in the
well as a measure of protection in                                                        financial markets.
difficult markets. As part of an overall     o Business analysis to determine
well-diversified asset allocation            competitive positioning                         Economic growth, as measured by the
strategy, the Fund may complement more                                                    change in gross domestic product,
aggressive value and growth investments.     o Valuation analysis to identify             increased 4.9% in the third quarter of
                                             attractively valued companies                2007(2)--slightly above the second-quarter
   We conduct fundamental research of                                                     growth rate and the highest rate over the
companies to gain a thorough understanding      Financial analysis provides vital         past 12 months. This represented strong
of their business prospects, appreciation    insight into historical and potential        growth despite expectations that the
potential and return on invested capital     ROIC, a key indicator of business quality    economy was in the later stages of the
(ROIC). The process we use to identify       and caliber of management. Business          current economic cycle and would be
potential invest-                            analysis allows us to identify key drivers
                                             of the company, under-

==========================================   ==========================================   ==========================================
PORTFOLIO COMPOSITION                        TOP FIVE INDUSTRIES*                         TOP 10 EQUITY HOLDINGS*

By sector                                    1. Specialty Chemicals                6.0%    1. Barr Pharmaceuticals Inc.         3.0%
Health Care                          13.1%   2. Oil & Gas Exploration & Production 5.9     2. Sigma-Aldrich Corp.               2.9
Information Technology               10.9    3. Life Sciences Tools & Services     5.0     3. Henkel KGaA-Pfd.                  2.8
Materials                            10.6    4. Property & Casualty Insurance      3.8     4. Cadbury Schweppes PLC             2.5
Energy                                9.4    5. Industrial Machinery               3.7     5. People's United Financial Inc.    2.5
Financials                            9.4                                                  6. International Flavors &
Consumer Staples                      9.2    Total Net Assets           $664.69 million       Fragrances Inc.                   2.2
Industrials                           8.9                                                  7. Chesapeake Energy Corp.           2.0
Consumer Discretionary                5.1    Total Number of Holdings*              67     8. Axis Capital Holdings Ltd.        2.0
Utilities                             1.3                                                  9. Coeur d'Alene Mines Corp.         1.8
Telecommunication Services            0.4    The Fund's holdings are subject to change,   10. Progressive Corp. (The)           1.8
Money Market Funds                           and there is no assurance that the Fund
Plus Other Assets Less Liabilities   21.7    will continue to hold any particular
                                             security .

                                             * Excluding money market fund holdings.
==========================================   ==========================================   ==========================================

AIM V.I. Mid Cap Core Equity Fund

affected by the housing decline. The         and weighed heavily on returns of            The views and opinions expressed in
weakness in housing affected consumer        financials stocks. Avoidance of these        management's discussion of Fund
spending but did not influence job growth    stocks helped the Fund's results versus      performance are those of A I M Advisors,
in a meaningful way during the reporting     the style-specific index, as financials      Inc. These views and opinions are subject
period. Over the past year, we observed a    was the worst performing sector of the       to change at any time based on factors
tangible increase in yield spreads between   market over the fiscal year.                 such as market and economic conditions.
the BBB corporate bond yields and the                                                     These views and opinions may not be relied
10-year U.S. Treasury, indicating a shift       Although the Fund delivered better        upon as investment advice or
in investors' risk appetite and increasing   results than the Russell Midcap Index,       recommendations, or as an offer for a
difficulty in obtaining financing. In our    some aspects of the portfolio's              particular security. The information is
opinion, the period of easy credit appears   positioning detracted from relative          not a complete analysis of every aspect of
to be over. Inflation, as measured by the    performance. Notably, the Fund's largest     any market, country, industry, security or
consumer price index, increased 4.1% in      detractors from performance came from        the Fund. Statements of fact are from
2007, largely due to energy costs, which     information technology holding Sega Sammy    sources considered reliable, but A I M
were up 17.4%.(3) This represents the        Holdings Inc. The stock was under pressure   Advisors, Inc. makes no representation or
fastest increase in almost two decades(4)    as a result of regulatory changes in Japan   warranty as to their completeness or
and a sharp increase versus 2.5% in          pertaining to its Pachinko gaming devices.   accuracy. Although historical performance
2006.(3)                                     It is no longer a Fund holding.              is no guarantee of future results, these
                                                                                          insights may help you understand our
   Fund returns were largely driven by our      The Fund's holding of 22.81% in cash at   investment management philosophy.
overweight position in the energy sector     the end of the period detracted from
versus the style-specific benchmark.         overall returns. While cash may reduce                    Ronald S. Sloan
Strength in the global economy and           returns in up markets, it serves to reduce     [SLOAN     Chartered Financial
emerging markets has taken oil prices from   volatility during more turbulent or             PHOTO]    Analyst, senior portfolio
$61.05 per barrel in December 2006 to        negative market environments. Overall, the                manager, is lead manager of
$95.98 in December 2007.(1) The Fund's       Fund's cash position resulted from our                    AIM V.I. Mid Cap Core Equity
exposure to this sector has been a           fundamental research, as we invested only    Fund. Mr. Sloan has been in the investment
consistent theme in the portfolio;           when compelling investment opportunities     industry since 1971. He joined AIM in
however, the nature of our exposure has      arose, consistent with our intended wealth   1998. Mr. Sloan attended the University of
changed as the capital spending cycle has    creation strategy.                           Missouri, where he earned both a B.S. in
matured. Early in the cycle, the primary                                                  business administration and an M.B.A.
beneficiaries were oil producers. Our           The Fund's positioning at year end was
research indicated that as the capital       somewhat more defensive than that of its                  Douglas Asiello
spending cycle matured, energy service       style-specific index, as fundamental data     [ASIELLO    Chartered Financial
providers would do well, as oil producers    suggested growth catalysts and sustainable     PHOTO]     Analyst, portfolio manager,
invested to maintain and update their        profits tied to the credit cycle had shown                is manager of AIM V.I. Mid
infrastructure. This benefited companies     signs of diminishing. Among our largest                   Cap Core Equity Fund.
such as SMITH INTERNATIONAL INC., an oil     overweight sectors were health care and      Mr. Asiello joined AIM in 2001. He earned
services and equipment firm that has been    consumer staples, while our underweight      a B.A. in international relations, an
a long-term Fund holding. We believed that   sectors included financials and consumer     M.B.A. from The Wharton School at the
the firm's growth prospects were             discretionary.                               University of Pennsylvania and an M.A. in
attractive because the company benefited                                                  international management from The Joseph
from the capital spending cycle, a              We believe our competitive advantage is   H. Lauder Institute of Management and
supportive commodity pricing cycle and       a strict focus on identifying growth-value   International Studies.
expanding exposure to opportunities in the   anomalies--companies that we believe have
Eastern Hemisphere--during 2007, other       strong prospects to grow shareholder                      Brian Nelson
investors began to agree.                    value, are managed by good stewards of         [NELSON    Chartered Financial
                                             capital and are trading at attractive           PHOTO]    Analyst, portfolio man ager,
   We have previously discussed our          valuations. In our opinion, this allowed                  is manager of AIM V.I. Mid
rationale for decreasing the Fund's          the Fund to serve as a source of stability   Cap Core Equity Fund. Mr. Nelson has been
exposure to the financials sector. Our       within our shareholders' overall asset       in the investment industry since 1988. He
fundamental research raised concerns that    allocation and facilitated our goal of       earned a B.A. from the University of
increasingly lenient lending standards of    striving to deliver above average            California-Santa Barbara.
some regional banks and consumer financial   risk-adjusted returns over a full market
companies would lead to higher default       cycle.                                       Assisted by the Mid/Large Cap Core Team
rates. These concerns materialized in 2007
with the controversy surrounding the            Thank you for your continued investment   ==========================================
subprime mortgage industry                   in AIM V.I. Mid Cap Core Equity Fund.        FOR A DISCUSSION OF THE RISKS OF INVESTING
                                                                                          IN YOUR FUND, INDEXES USED IN THIS REPORT
                                             Sources: (1) Bloomberg L.P; (2) Bureau of    AND YOUR FUND'S LONG-TERM PERFORMANCE,
                                             Economic Analysis; (3) Bureau of Labor       PLEASE TURN THE PAGE.
                                             Statistics; (4) The Wall Street Journal      ==========================================

AIM V.I. Mid Cap Core Equity Fund

Your Fund's long-term performance

==========================================   ADVISOR FOR THE MOST RECENT MONTH-END        VARIABLE PRODUCTS. YOU CANNOT PURCHASE
AVERAGE ANNUAL TOTAL RETURNS                 VARIABLE PRODUCT PERFORMANCE. PERFORMANCE    SHARES OF THE FUND DIRECTLY. PERFORMANCE
                                             FIGURES REFLECT FUND EXPENSES, REINVESTED    FIGURES GIVEN REPRESENT THE FUND AND ARE
As of 12/31/07                               DISTRIBUTIONS AND CHANGES IN NET ASSET       NOT INTENDED TO REFLECT ACTUAL VARIABLE
                                             VALUE. INVESTMENT RETURN AND PRINCIPAL       PRODUCT VALUES. THEY DO NOT REFLECT SALES
SERIES I SHARES                              VALUE WILL FLUCTUATE SO THAT YOU MAY HAVE    CHARGES, EXPENSES AND FEES ASSESSED IN
Inception (9/10/01)                  9.90%   A GAIN OR LOSS WHEN YOU SELL SHARES.         CONNECTION WITH A VARIABLE PRODUCT. SALES
5 Years                             13.70                                                 CHARGES, EXPENSES AND FEES, WHICH ARE
1 Year                               9.55       THE TOTAL ANNUAL FUND OPERATING EXPENSE   DETERMINED BY THE VARIABLE PRODUCT
                                             RATIO SET FORTH IN THE MOST RECENT FUND      ISSUERS, WILL VARY AND WILL LOWER THE
SERIES II SHARES                             PROSPECTUS AS OF THE DATE OF THIS REPORT     TOTAL RETURN.
Inception (9/10/01)                  9.64%   FOR SERIES I AND SERIES II SHARES WAS
5 Years                             13.42    1.06% AND 1.31%, RESPECTIVELY. THE EXPENSE      THE MOST RECENT MONTH-END PERFORMANCE
1 Year                               9.29    RATIOS PRESENTED ABOVE MAY VARY FROM THE     DATA AT THE FUND LEVEL, EXCLUDING VARIABLE
                                             EXPENSE RATIOS PRESENTED IN OTHER SECTIONS   PRODUCT CHARGES, IS AVAILABLE ON THIS AIM
==========================================   OF THIS REPORT THAT ARE BASED ON EXPENSES    AUTOMATED INFORMATION LINE, 866-702-4402.
                                             INCURRED DURING THE PERIOD COVERED BY THIS   AS MENTIONED ABOVE, FOR THE MOST RECENT
THE PERFORMANCE OF THE FUND'S SERIES I AND   REPORT.                                      MONTH-END PERFORMANCE INCLUDING VARIABLE
SERIES II SHARE CLASSES WILL DIFFER                                                       PRODUCT CHARGES, PLEASE CONTACT YOUR
PRIMARILY DUE TO DIFFERENT CLASS EXPENSES.      AIM V.I. MID CAP CORE EQUITY FUND, A      VARIABLE PRODUCT ISSUER OR FINANCIAL
                                             SERIES PORTFOLIO OF AIM VARIABLE INSURANCE   ADVISOR.
   THE PERFORMANCE DATA QUOTED REPRESENT     FUNDS, IS CURRENTLY OFFERED THROUGH
PAST PERFORMANCE AND CANNOT GUARANTEE        INSURANCE COMPANIES ISSUING
COMPARABLE FUTURE RESULTS; CURRENT
PERFORMANCE MAY BE LOWER OR HIGHER. PLEASE
CONTACT YOUR VARIABLE PRODUCT ISSUER OR
FINANCIAL

==================================================================================================================================

Principal risks of investing in the Fund     the value of its assets, general economic    tion, illiquidity, restricted resale or
                                             conditions, interest rates, investor         less frequent trading.
To the extent the Fund holds cash or cash    perceptions and market liquidity.
equivalents rather than equity securities                                                    The prices of securities held by the
for risk management purposes, the Fund may      Foreign securities have additional        Fund may decline in response to market
not achieve its investment objective.        risks, including exchange rate changes,      risks.
                                             political and economic upheaval, the
   The value of convertible securities in    relative lack of information, relatively        The Fund may invest in obligations
which the Fund invests may be affected by    low market liquidity, and the potential      issued by agencies and instrumentalities
market interest rates--the risk that the     lack of strict financial and accounting      of the U.S. government that may vary in
issuer may default on interest or            controls and standards.                      the level of support they receive from the
principal payments and the value of the                                                   U.S. government. The U.S. government may
underlying common stock into which these        Interest rate risk refers to the risk     choose not to provide financial support to
securities may be converted may decline as   that bond prices generally fall as           U.S. government-sponsored agencies or
a result.                                    interest rates rise; conversely, bond        instrumentalities if it is not legally
                                             prices generally rise as interest rates      obligated to do so. In this case, if the
   Credit risk is the risk of loss on an     fall.                                        issuer defaulted, the fund holding
investment due to the deterioration of an                                                 securities of such issuer might not be
issuer's financial health. Such a               Leveraging entails risks such as          able to recover its investment from the
deterioration of financial health may        magnifying changes in the value of the       U.S. government.
result in a reduction of the credit rating   portfolio's securities.
of the issuer's securities and may lead to                                                About indexes used in this report
the issuer's inability to honor its             There is no guarantee that the
contractual obligations, including making    investment techniques and risk analyses      The S&P 500--REGISTERED TRADEMARK-- INDEX
timely payment of interest and principal.    used by the Fund's portfolio managers will   is a market capitalization-weighted index
                                             produce the desired results.                 covering all major areas of the U.S.
   Investing in developing countries can                                                  economy. It is not the 500 largest
add additional risk, such as high rates of      Small- and mid-capitalization companies   companies, but rather the most widely held
inflation or sharply devalued currencies     tend to be more vulnerable to adverse        500 companies chosen with respect to
against the U.S. dollar. Transaction costs   developments and more volatile than larger   market size, liquidity, and their
are often higher, and there may be delays    companies. Investments in these sized        industry.
in settlement procedures. Prices of equity   companies may involve special risks,
securities change in response to many        including those associated with dependence      The unmanaged RUSSELL
factors including the historical and         on a small management group, little or no    MIDCAP--REGISTERED TRADEMARK-- INDEX
prospective earnings of the issuer,          operating history, little or no track        measures the performance of the 800
                                             record of success, limited product lines,    smallest companies in the Russell
                                             less publicly available informa-             1000--REGISTERED TRADEMARK-- Index, which
                                                                                          represent approximately 30% of the total
                                                                                          market capitalization of the Russell
                                                                                                                          Continued

AIM V.I. Mid Cap Core Equity Fund

Past performance cannot guarantee            value during the early years shown in the    the investment. In other words, the space
comparable future results.                   chart. The vertical axis, the one that       between $5,000 and $10,000 is the same
                                             indicates the dollar value of an             size as the space between $10,000 and
   This chart, which is a logarithmic        investment, is constructed with each         $20,000, and so on.
chart, presents the fluctuations in the      segment representing a percent change in
value of the Fund and its indexes. We        the value of the investment. In this
believe that a logarithmic chart is more     chart, each segment represents a doubling,
effective than other types of charts in      or 100% change, in the value of
illustrating changes in

==================================================================================================================================

Continued from previous page

   1000 Index. The Russell                   price-to-earnings ratio, price-to-book       net asset values for shareholder
MIDCAP--REGISTERED TRADEMARK-- Index is a    ratio, and three-year sales-per-share        transactions and the returns based on
trademark/service mark of the Frank          growth value, compared to the S&P MidCap     those net asset values may differ from the
Russell Company. Russell-- REGISTERED        400 Index.                                   net asset values and returns reported in
TRADEMARK-- is a trademark of the Frank                                                   the Financial Highlights. Additionally,
Russell Company.                                The Fund is not managed to track the      the returns and net asset values shown
                                             performance of any particular index,         throughout this report are at the Fund
   The Fund has elected to use the LIPPER    including the indexes defined here, and      level only and do not include variable
VARIABLE UNDERLYING FUNDS (VUF) MID-CAP      consequently, the performance of the Fund    product issuer charges. If such charges
CORE FUNDS INDEX as its peer group instead   may deviate significantly from the           were included, the total returns would be
of the Lipper Mid-Cap Core Funds Index. In   performance of the indexes.                  lower.
2006, Lipper began publishing VUF indexes,
allowing the Fund to be compared with the       A direct investment cannot be made in        Industry classifications used in this
Lipper VUF Mid-Cap Core Funds Index. The     an index. Unless otherwise indicated,        report are generally according to the
unmanaged Lipper VUF Mid-Cap Core Funds      index results include reinvested             Global Industry Classification Standard,
Index is an equally weighted                 dividends, and they do not reflect sales     which was developed by and is the
representation of the largest variable       charges. Performance of an index of funds    exclusive property and a service mark of
insurance underlying funds in the Lipper     reflects fund expenses; performance of a     Morgan Stanley Capital International Inc.
Mid-Cap Core Funds category. These funds     market index does not.                       and Standard & Poor's.
have an average price-to-earnings ratio,
price-to-book ratio and three-year           Other information                               The Chartered Financial
sales-per-share growth value, compared to                                                 Analyst--REGISTERED TRADEMARK--
the S&P MidCap 400 Index.                       The returns shown in the management's     (CFA--REGISTERED TRADEMARK--) des-
                                             discussion of Fund performance are based     ignation is a globally recognized standard
   The LIPPER MID-CAP CORE FUNDS INDEX is    on net asset values calculated for           for measuring the competence and integrity
an equally weighted representation of the    shareholder transactions. Generally          of investment professionals.
largest funds in the Lipper Mid-Cap Core     accepted accounting principles require
Funds category. These funds have an          adjustments to be made to the net assets
average                                      of the Fund at period end for financial
                                             reporting purposes, and as such, the

===================================================================================================================================

                                                          [MOUNTAIN CHART]

RESULTS OF A $10,000 INVESTMENT

INDEX DATA FROM 8/31/01, FUND DATA FROM 9/10/01

          AIM V.I. MID CAP  AIM V.I. MID CAP
         CORE EQUITY FUND-  CORE EQUITY FUND-                                              LIPPER VUF MID-CAP  LIPPER MID-CAP CORE
 DATE    SERIES I SHARES     SERIES II SHARES  S&P 500 INDEX(1)  RUSSELL MIDCAP INDEX(1)  CORE FUNDS INDEX(1)     FUNDS INDEX(1)

8/31/01                                             $10000                $10000                 $10000               $10000
   9/01        $ 9560             $ 9560              9193                  8794                   8687                 8722
  10/01          9920               9920              9368                  9142                   9186                 9158
  11/01         10361              10361             10086                  9908                   9798                 9850
  12/01         10738              10722             10175                 10306                  10331                10295
   1/02         10728              10722             10026                 10245                  10232                10177
   2/02         10849              10833              9833                 10136                  10228                10001
   3/02         11300              11284             10203                 10744                  10842                10675
   4/02         11150              11133              9585                 10536                  10707                10499
   5/02         11220              11204              9514                 10417                  10581                10286
   6/02         10529              10512              8837                  9718                   9837                 9542
   7/02          9577               9561              8148                  8770                   8789                 8575
   8/02          9797               9771              8201                  8818                   8832                 8673
   9/02          9015               8991              7311                  8004                   8082                 7980
  10/02          9356               9341              7954                  8409                   8442                 8355
  11/02          9957               9932              8421                  8993                   9025                 8923
  12/02          9547               9521              7927                  8638                   8650                 8506
   1/03          9316               9291              7720                  8464                   8427                 8338
   2/03          9166               9141              7604                  8351                   8251                 8162
   3/03          9136               9100              7677                  8434                   8328                 8183
   4/03          9687               9661              8309                  9046                   8935                 8800
   5/03         10509              10471              8747                  9874                   9697                 9539
   6/03         10639              10592              8858                  9974                   9828                 9707
   7/03         10950              10902              9015                 10303                  10144                10007
   8/03         11350              11302              9190                 10750                  10612                10450
   9/03         11080              11032              9093                 10616                  10405                10275
  10/03         11561              11513              9607                 11426                  11212                11029
  11/03         11761              11703              9691                 11747                  11534                11330
  12/03         12155              12096             10199                 12099                  11885                11618
   1/04         12397              12329             10387                 12450                  12145                11932
   2/04         12619              12551             10531                 12718                  12422                12159
   3/04         12578              12510             10372                 12721                  12425                12130
   4/04         12649              12580             10209                 12254                  11981                11748
   5/04         12799              12731             10349                 12558                  12223                11933
   6/04         13142              13064             10550                 12905                  12593                12258
   7/04         12609              12529             10201                 12341                  11983                11634
   8/04         12558              12469             10242                 12394                  11910                11590
   9/04         12791              12701             10353                 12797                  12358                11997
  10/04         12993              12903             10511                 13150                  12646                12194
  11/04         13527              13427             10936                 13951                  13400                12920
  12/04         13835              13738             11308                 14545                  13900                13411
   1/05         13561              13465             11033                 14185                  13582                13060
   2/05         14036              13928             11265                 14623                  13967                13385
   3/05         13931              13822             11066                 14508                  13851                13249
   4/05         13488              13369             10856                 14046                  13233                12743
   5/05         13868              13749             11201                 14719                  13927                13348
   6/05         14090              13970             11217                 15114                  14361                13663
   7/05         14744              14613             11634                 15911                  15107                14296
   8/05         14764              14633             11528                 15800                  15121                14212
   9/05         14627              14496             11621                 16009                  15304                14329
  10/05         14184              14053             11427                 15528                  14759                13958
  11/05         14743              14590             11859                 16217                  15478                14538
  12/05         14889              14735             11863                 16385                  15671                14680
   1/06         15545              15389             12177                 17227                  16531                15435
   2/06         15415              15258             12210                 17206                  16479                15413
   3/06         15612              15443             12362                 17632                  16898                15834
   4/06         15732              15563             12528                 17756                  17111                15995
   5/06         15284              15106             12168                 17158                  16440                15362
   6/06         15152              14974             12184                 17178                  16451                15312
   7/06         14945              14778             12259                 16802                  16079                15020
   8/06         15175              14995             12551                 17229                  16364                15344
   9/06         15601              15420             12874                 17541                  16537                15541
  10/06         16049              15856             13293                 18232                  17135                16110
  11/06         16388              16183             13546                 18888                  17676                16595
  12/06         16563              16351             13736                 18886                  17717                16653
   1/07         16956              16729             13943                 19524                  18216                17137
   2/07         17017              16789             13671                 19555                  18276                17221
   3/07         17299              17058             13824                 19712                  18471                17443

===================================================================================================================================

                                                                                                            SOURCE: (1)LIPPER INC.

===================================================================================================================================

                                                          [MOUNTAIN CHART]

   4/07         18022              17776             14436                 20463                  19147                17990
   5/07         18561              18300             14939                 21235                  19979                18751
   6/07         18231              17971             14691                 20756                  19685                18500
   7/07         17753              17507             14236                 19983                  18853                17765
   8/07         17483              17227             14449                 20017                  18868                17871
   9/07         17961              17690             14989                 20676                  19386                18339
  10/07         18537              18264             15227                 21009                  19772                18722
  11/07         18096              17825             14591                 20006                  18764                17812
  12/07         18138              17872             14490                 19943                  18656                17709

===================================================================================================================================

AIM V.I. Mid Cap Core Equity Fund

SCHEDULE OF INVESTMENTS(A)

December 31, 2007


                                                 SHARES        VALUE
------------------------------------------------------------------------
DOMESTIC COMMON STOCKS-75.57%

ADVERTISING-1.02%

Omnicom Group Inc.                                142,190   $  6,758,291
========================================================================

AEROSPACE & DEFENSE-0.83%

Goodrich Corp.                                     78,582      5,548,675
========================================================================

APPLICATION SOFTWARE-2.22%

Amdocs Ltd.(b)                                    150,986      5,204,488
------------------------------------------------------------------------
Cadence Design Systems, Inc.(b)                   560,011      9,525,787
========================================================================
                                                              14,730,275
========================================================================

ASSET MANAGEMENT & CUSTODY BANKS-0.14%

Legg Mason, Inc.                                   12,434        909,547
========================================================================

COMMUNICATIONS EQUIPMENT-0.31%

Polycom, Inc.(b)                                   74,570      2,071,555
========================================================================

COMPUTER HARDWARE-0.65%

Fujitsu Ltd. (Japan)(c)                           644,000      4,320,048
========================================================================

COMPUTER STORAGE & PERIPHERALS-1.13%

QLogic Corp.(b)                                   530,831      7,537,800
========================================================================

CONSTRUCTION & FARM MACHINERY & HEAVY
  TRUCKS-1.11%

Joy Global Inc.                                   111,678      7,350,646
========================================================================

DEPARTMENT STORES-0.45%

Kohl's Corp.(b)                                    65,749      3,011,304
========================================================================

DISTRIBUTORS-1.26%

Genuine Parts Co.                                 180,798      8,370,947
========================================================================

ELECTRONIC EQUIPMENT MANUFACTURERS-0.43%

Agilent Technologies, Inc.(b)                      78,037      2,867,079
========================================================================

ELECTRONIC MANUFACTURING SERVICES-1.47%

Molex Inc.                                        249,142      6,801,577
------------------------------------------------------------------------
Tyco Electronics Ltd.                              80,880      3,003,074
========================================================================
                                                               9,804,651
========================================================================

ENVIRONMENTAL & FACILITIES SERVICES-1.26%

Republic Services, Inc.                           266,536      8,355,904
========================================================================

FOOD RETAIL-0.68%

SUPERVALU Inc.                                    120,730      4,529,790
========================================================================

GAS UTILITIES-1.29%

UGI Corp.                                         314,994      8,583,587
========================================================================

                                                 SHARES        VALUE
------------------------------------------------------------------------


HEALTH CARE EQUIPMENT-3.56%

Hospira, Inc.(b)                                  183,585   $  7,828,064
------------------------------------------------------------------------
Varian Medical Systems, Inc.(b)                   141,705      7,391,333
------------------------------------------------------------------------
Zimmer Holdings, Inc.(b)                          127,259      8,418,183
========================================================================
                                                              23,637,580
========================================================================

HEALTH CARE SERVICES-0.74%

Quest Diagnostics Inc.(d)                          92,887      4,913,722
========================================================================

HEALTH CARE TECHNOLOGY-0.77%

IMS Health Inc.                                   223,098      5,140,178
========================================================================

HUMAN RESOURCE & EMPLOYMENT SERVICES-1.29%

Administaff, Inc.                                 302,901      8,566,040
========================================================================

INDUSTRIAL MACHINERY-3.67%

Atlas Copco A.B.-Class A (Sweden)(b)(c)           336,800      4,970,842
------------------------------------------------------------------------
Dover Corp.                                       154,704      7,130,307
------------------------------------------------------------------------
ITT Corp.                                          88,448      5,841,106
------------------------------------------------------------------------
Parker Hannifin Corp.                              85,527      6,441,039
========================================================================
                                                              24,383,294
========================================================================

INSURANCE BROKERS-0.99%

Marsh & McLennan Cos., Inc.                       248,492      6,577,583
========================================================================

LEISURE PRODUCTS-1.20%

Namco Bandai Holdings Inc. (Japan)(c)(d)          503,300      7,990,089
========================================================================

LIFE SCIENCES TOOLS & SERVICES-4.98%

Invitrogen Corp.(b)                                78,294      7,313,443
------------------------------------------------------------------------
PerkinElmer, Inc.                                 184,571      4,802,538
------------------------------------------------------------------------
Pharmaceutical Product Development, Inc.          232,309      9,378,314
------------------------------------------------------------------------
Techne Corp.(b)(d)                                175,305     11,578,895
========================================================================
                                                              33,073,190
========================================================================

METAL & GLASS CONTAINERS-1.25%

Pactiv Corp.(b)                                   311,054      8,283,368
========================================================================

OFFICE ELECTRONICS-1.39%

Xerox Corp.                                       570,380      9,234,452
========================================================================

OFFICE SERVICES & SUPPLIES-0.71%

Pitney Bowes Inc.                                 124,073      4,719,737
========================================================================

OIL & GAS DRILLING-0.77%

Noble Corp.                                        91,209      5,154,221
========================================================================

OIL & GAS EQUIPMENT & SERVICES-2.70%

BJ Services Co.                                   280,528      6,805,609
------------------------------------------------------------------------
FMC Technologies, Inc.(b)                          86,143      4,884,308
------------------------------------------------------------------------
Smith International, Inc.                          85,176      6,290,248
========================================================================
                                                              17,980,165
========================================================================

AIM V.I. Mid Cap Core Equity Fund


                                                 SHARES        VALUE
------------------------------------------------------------------------

OIL & GAS EXPLORATION & PRODUCTION-5.89%

Chesapeake Energy Corp.                           340,430   $ 13,344,856
------------------------------------------------------------------------
Newfield Exploration Co.(b)                        89,678      4,726,030
------------------------------------------------------------------------
Penn West Energy Trust (Canada)(b)                286,409      7,446,634
------------------------------------------------------------------------
Pioneer Natural Resources Co.                     105,896      5,171,961
------------------------------------------------------------------------
Whiting Petroleum Corp.(b)                        146,633      8,454,859
========================================================================
                                                              39,144,340
========================================================================

PACKAGED FOODS & MEATS-2.89%

Cadbury Schweppes PLC (United Kingdom)(b)(c)    1,354,318     16,850,789
------------------------------------------------------------------------
Del Monte Foods Co.                               251,748      2,381,536
========================================================================
                                                              19,232,325
========================================================================

PAPER PRODUCTS-1.54%

MeadWestvaco Corp.                                327,294     10,244,302
========================================================================

PERSONAL PRODUCTS-2.91%

Avon Products, Inc.                               224,453      8,872,627
------------------------------------------------------------------------
Estee Lauder Cos. Inc. (The)-Class A              240,490     10,487,769
========================================================================
                                                              19,360,396
========================================================================

PHARMACEUTICALS-3.04%

Barr Pharmaceuticals Inc.(b)                      380,491     20,204,072
========================================================================

PRECIOUS METALS & MINERALS-1.83%

Coeur d'Alene Mines Corp.(b)(d)                 2,457,418     12,139,645
========================================================================

PROPERTY & CASUALTY INSURANCE-3.76%

Axis Capital Holdings Ltd.                        334,767     13,045,870
------------------------------------------------------------------------
Progressive Corp. (The)(b)                        623,970     11,955,265
========================================================================
                                                              25,001,135
========================================================================

PUBLISHING-1.16%

Washington Post Co. (The)-Class B                   9,722      7,694,283
========================================================================

REGIONAL BANKS-0.80%

SVB Financial Group(b)(d)                         105,783      5,331,463
========================================================================

SEMICONDUCTORS-1.87%

Analog Devices, Inc.                              192,759      6,110,460
------------------------------------------------------------------------
Linear Technology Corp.(d)                        198,941      6,332,292
========================================================================
                                                              12,442,752
========================================================================

                                                 SHARES        VALUE
------------------------------------------------------------------------


SPECIALIZED FINANCE-1.21%

Moody's Corp.                                     224,470   $  8,013,579
========================================================================

SPECIALTY CHEMICALS-6.02%

International Flavors & Fragrances Inc.           305,912     14,723,544
------------------------------------------------------------------------
Rohm and Haas Co.                                 116,387      6,176,658
------------------------------------------------------------------------
Sigma-Aldrich Corp.                               349,711     19,094,221
========================================================================
                                                              39,994,423
========================================================================

SYSTEMS SOFTWARE-1.46%

McAfee Inc.(b)                                    137,477      5,155,388
------------------------------------------------------------------------
Symantec Corp.(b)                                 280,181      4,522,121
========================================================================
                                                               9,677,509
========================================================================

THRIFTS & MORTGAGE FINANCE-2.45%

People's United Financial Inc.                    916,788     16,318,826
========================================================================

WIRELESS TELECOMMUNICATION SERVICES-0.47%

SK Telecom Co., Ltd.-ADR (South Korea)            103,818      3,097,929
========================================================================
    Total Domestic Common Stocks (Cost
      $434,725,559)                                          502,300,697
========================================================================

PREFERRED STOCK-2.76%

HOUSEHOLD PRODUCTS-2.76%

Henkel KGaA-Pfd. (Germany) (Cost
  $13,886,854)(b)(c)                              327,912     18,347,252
========================================================================

MONEY MARKET FUNDS-22.63%

Liquid Assets Portfolio-Institutional
  Class(e)                                     75,182,699     75,182,699
------------------------------------------------------------------------
Premier Portfolio-Institutional Class(e)       75,182,699     75,182,699
========================================================================
    Total Money Market Funds (Cost
      $150,365,398)                                          150,365,398
========================================================================
TOTAL INVESTMENTS (excluding investments
  purchased with cash collateral from
  securities on loan)-100.96% (Cost
  $598,977,811)                                              671,013,347
========================================================================

INVESTMENTS PURCHASED WITH CASH COLLATERAL
  FROM SECURITIES ON LOAN MONEY MARKET
  FUNDS-2.14%

Liquid Assets Portfolio-Institutional Class
  (Cost $14,246,147)(e)(f)                     14,246,147     14,246,147
========================================================================
TOTAL INVESTMENTS-103.10% (Cost $613,223,958)                685,259,494
========================================================================
OTHER ASSETS LESS LIABILITIES-(3.10)%                        (20,573,208)
========================================================================
NET ASSETS-100.00%                                          $664,686,286
________________________________________________________________________
========================================================================

Investment Abbreviations:

ADR  - American Depositary Receipt
Pfd. - Preferred

Notes to Schedule of Investments:

(a) Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. and Standard & Poor's.
(b) Non-income producing security.
(c) In accordance with the procedures established by the Board of Trustees, the foreign security is fair valued using adjusted closing market prices. The aggregate value of these securities at December 31, 2007 was $52,479,020, which represented 7.90% of the Fund's Net Assets. See Note 1A.
(d) All or a portion of this security was out on loan at December 31, 2007.
(e) The money market fund and the Fund are affiliated by having the same investment advisor. See Note 3.
(f) The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower's return of the securities loaned. See Note 8.
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM V.I. Mid Cap Core Equity Fund

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2007

ASSETS:

Investments, at value (Cost $448,612,413)*       $520,647,949
-------------------------------------------------------------
Investments in affiliated money market funds
  (Cost $164,611,545)                             164,611,545
=============================================================
Total investments (Cost $613,223,958)             685,259,494
=============================================================
Cash                                                   18,033
-------------------------------------------------------------
Foreign currencies, at value (Cost $1,193,376)      1,191,122
-------------------------------------------------------------
Receivables for:
  Fund shares sold                                    363,935
-------------------------------------------------------------
  Dividends                                         1,122,556
-------------------------------------------------------------
Investment for trustee deferred compensation
  and retirement plans                                 24,475
=============================================================
     Total assets                                 687,979,615
_____________________________________________________________
=============================================================


LIABILITIES:

Payables for:
  Investments purchased                             7,807,403
-------------------------------------------------------------
  Investments purchased from affiliates               299,330
-------------------------------------------------------------
  Fund shares reacquired                              336,026
-------------------------------------------------------------
  Trustee deferred compensation and retirement
     plans                                             59,358
-------------------------------------------------------------
  Collateral upon return of securities loaned      14,246,147
-------------------------------------------------------------
Accrued administrative services fees                  422,138
-------------------------------------------------------------
Accrued distribution fees -- Series II                 49,146
-------------------------------------------------------------
Accrued trustees' and officer's fees and
  benefits                                                657
-------------------------------------------------------------
Accrued transfer agent fees                             6,532
-------------------------------------------------------------
Accrued operating expenses                             66,592
=============================================================
     Total liabilities                             23,293,329
=============================================================
Net assets applicable to shares outstanding      $664,686,286
_____________________________________________________________
=============================================================


NET ASSETS CONSIST OF:

Shares of beneficial interest                    $524,098,556
-------------------------------------------------------------
Undistributed net investment income                 8,055,236
-------------------------------------------------------------
Undistributed net realized gain                    60,497,811
-------------------------------------------------------------
Unrealized appreciation                            72,034,683
=============================================================
                                                 $664,686,286
_____________________________________________________________
=============================================================


NET ASSETS:

Series I                                         $585,607,672
_____________________________________________________________
=============================================================
Series II                                        $ 79,078,614
_____________________________________________________________
=============================================================


SHARES OUTSTANDING, $0.001 PAR VALUE PER SHARE,
  UNLIMITED NUMBER OF SHARES AUTHORIZED:

Series I                                           40,189,961
_____________________________________________________________
=============================================================
Series II                                           5,471,924
_____________________________________________________________
=============================================================
Series I:
  Net asset value per share                      $      14.57
_____________________________________________________________
=============================================================
Series II:
  Net asset value per share                      $      14.45
_____________________________________________________________
=============================================================


* At December 31, 2007, securities with an aggregate value of $13,969,776 were on loan to brokers.
STATEMENT OF OPERATIONS
For the year ended December 31, 2007

INVESTMENT INCOME:

Dividends (net of foreign withholding taxes of
  $415,648)                                      $  8,975,926
-------------------------------------------------------------
Dividends from affiliated money market funds
  (includes securities lending income of
  $166,003)                                         6,267,344
=============================================================
    Total investment income                        15,243,270
=============================================================

EXPENSES:

Advisory fees                                       4,900,090
-------------------------------------------------------------
Administrative services fees                        1,850,711
-------------------------------------------------------------
Custodian fees                                         42,067
-------------------------------------------------------------
Distribution fees -- Series II                        180,185
-------------------------------------------------------------
Transfer agent fees                                    27,536
-------------------------------------------------------------
Trustees' and officer's fees and benefits              35,839
-------------------------------------------------------------
Other                                                  77,653
=============================================================
    Total expenses                                  7,114,081
=============================================================
Less: Fees waived and expense offset
  arrangement(s)                                     (109,792)
=============================================================
    Net expenses                                    7,004,289
=============================================================
Net investment income                               8,238,981
=============================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM:

Net realized gain (loss) from:
  Investment securities (includes net gains
    from securities sold to affiliates of
    $32,909)                                       62,480,495
-------------------------------------------------------------
  Foreign currencies                                 (144,883)
=============================================================
                                                   62,335,612
=============================================================
Change in net unrealized appreciation
  (depreciation) of:
  Investment securities                           (10,815,055)
-------------------------------------------------------------
  Foreign currencies                                    2,456
=============================================================
                                                  (10,812,599)
=============================================================
Net realized and unrealized gain                   51,523,013
=============================================================
Net increase in net assets resulting from
  operations                                     $ 59,761,994
_____________________________________________________________
=============================================================

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM V.I. Mid Cap Core Equity Fund

STATEMENT OF CHANGES IN NET ASSETS

For the years ended December 31, 2007 and 2006

                                                                  2007            2006
------------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income                                       $  8,238,981    $  5,790,981
------------------------------------------------------------------------------------------
  Net realized gain                                             62,335,612      53,482,109
------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation)         (10,812,599)      7,335,543
==========================================================================================
    Net increase in net assets resulting from operations        59,761,994      66,608,633
==========================================================================================
Distributions to shareholders from net investment income:
  Series I                                                      (1,301,490)     (5,369,075)
------------------------------------------------------------------------------------------
  Series ll                                                        (37,603)       (394,014)
==========================================================================================
    Total distributions from net investment income              (1,339,093)     (5,763,089)
==========================================================================================
Distributions to shareholders from net realized gains:
  Series l                                                      (8,489,530)    (57,207,085)
------------------------------------------------------------------------------------------
  Series ll                                                     (1,129,701)     (5,625,901)
==========================================================================================
    Total distributions from net realized gains                 (9,619,231)    (62,832,986)
==========================================================================================
    Decrease in net assets resulting from distributions        (10,958,324)    (68,596,075)
==========================================================================================
Share transactions-net:
  Series l                                                     (40,138,176)     (2,215,259)
------------------------------------------------------------------------------------------
  Series ll                                                     18,100,448       6,883,123
==========================================================================================
    Net increase (decrease) in net assets resulting from
     share transactions                                        (22,037,728)      4,667,864
==========================================================================================
    Net increase in net assets                                  26,765,942       2,680,422
==========================================================================================

NET ASSETS:

  Beginning of year                                            637,920,344     635,239,922
==========================================================================================
  End of year (including undistributed net investment income
    of $8,055,236 and $(91,298), respectively)                $664,686,286    $637,920,344
__________________________________________________________________________________________
==========================================================================================

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM V.I. Mid Cap Core Equity Fund

NOTES TO FINANCIAL STATEMENTS

December 31, 2007

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM V.I. Mid Cap Core Equity Fund (the "Fund") is a series portfolio of AIM Variable Insurance Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of twenty separate portfolios, (each constituting a "Fund"). The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies ("variable products"). Matters affecting each Fund or class will be voted on exclusively by the shareholders of such Fund or class. Current Securities and Exchange Commission ("SEC") guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each Fund or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.

    The Fund's investment objective is long-term growth of capital.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy.

       A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

       Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations, including commercial paper, having 60 days or less to maturity are recorded at amortized cost which approximates value. Debt securities are subject to interest rate and credit risks. In addition, all debt securities involve some risk of default with respect to interest and/or principal payments.

       Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and may make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economical upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

       Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices.

       Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value.

       Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer's assets, general economic conditions, interest rates, investor perceptions and market liquidity.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

       The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds as received are included in the Statement of Operations as realized gain/loss for investments no longer held and as unrealized gain/loss for investments still held.

AIM V.I. Mid Cap Core Equity Fund


       Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain
     (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.

       The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. COUNTRY DETERMINATION -- For the purposes of making investment selection decisions and presentation in the Schedule of Investments, AIM may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer's securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America unless otherwise noted.

D. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid to separate accounts of participating insurance companies annually and recorded on ex-dividend date.

E. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund's taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

       The Fund files tax returns in the U.S. federal jurisdiction and certain other jurisdictions. Generally the Fund is subject to examinations by such taxing authorities for tax periods after 2003.

F. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.

G. ACCOUNTING ESTIMATES -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates.

H. INDEMNIFICATIONS -- Under the Trust's organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust's investment manager) is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM based on the annual rate of the Fund's average daily net assets as follows:

AVERAGE NET ASSETS                                             RATE
--------------------------------------------------------------------
First $500 million                                            0.725%
--------------------------------------------------------------------
Next $500 million                                             0.70%
--------------------------------------------------------------------
Next $500 million                                             0.675%
--------------------------------------------------------------------
Over $1.5 billion                                             0.65%
 ___________________________________________________________________
====================================================================


    AIM has contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual operating expenses (excluding certain items discussed below) of Series I shares to 1.30% and Series II shares to 1.45% of average daily net assets, through at least April 30, 2009. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the net annual operating expenses to exceed the numbers reflected above: (i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary items; (v) expenses related to a merger or reorganization, as approved by the Fund's Board of Trustees; and (vi) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, in addition to the expense reimbursement arrangement with Invesco Ltd. ("Invesco") described more fully below, the only expense offset arrangements from which the Fund may benefit are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. These credits are used to pay certain expenses incurred by the Fund. AIM did not waive fees and/or reimburse expenses during the period under this expense limitation.

AIM V.I. Mid Cap Core Equity Fund


    Further, effective July 1, 2007, AIM has contractually agreed, through at least April 30, 2009, to waive 100% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds (excluding investments made in affiliated money market funds with cash collateral from securities loaned by the Fund). Prior to July 1, 2007, AIM had voluntarily agreed to waive 25% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds.

    For the year ended December 31, 2007, AIM waived advisory fees of $101,360.

    At the request of the Trustees of the Trust, Invesco agreed to reimburse expenses incurred by the Fund in connection with market timing matters in the AIM Funds, which may include legal, audit, shareholder reporting, communications and trustee expenses. For the year ended December 31, 2007, Invesco did not reimburse any expenses.

    The Trust has entered into a master administrative services agreement with AIM pursuant to which the Fund has agreed to pay AIM a fee for costs incurred in providing accounting services and fund administrative services to the Fund and to reimburse AIM for administrative services fees paid to insurance companies that have agreed to provide services to the participants of separate accounts. These administrative services provided by the insurance companies may include, among other things: the printing of prospectuses, financial reports and proxy statements and the delivery of the same to existing participants; the maintenance of master accounts; the facilitation of purchases and redemptions requested by the participants; and the servicing of participants' accounts. Pursuant to such agreement, for the year ended December 31, 2007, AIM was paid $166,896 for accounting and fund administrative services and reimbursed $1,683,815 for services provided by insurance companies.

    The Trust has entered into a transfer agency and service agreement with AIM Investment Services, Inc. ("AIS") pursuant to which the Fund has agreed to pay AIS a fee for providing transfer agency and shareholder services to the Fund and reimburse AIS for certain expenses incurred by AIS in the course of providing such services. For the year ended December 31, 2007, expenses incurred under the agreement are shown in the Statement of Operations as transfer agent fees.

    The Trust has entered into a master distribution agreement with A I M Distributors, Inc. ("ADI") to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Series II shares (the "Plan"). The Fund, pursuant to the Plan, pays ADI compensation at the annual rate of 0.25% of the Fund's average daily net assets of Series II shares. Of the Plan payments, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. For the year ended December 31, 2007, expenses incurred under the Plan are detailed in the Statement of Operations as distribution fees.

    Certain officers and trustees of the Trust are officers and directors of AIM, AIS and/or ADI.

NOTE 3--INVESTMENTS IN AFFILIATES

The Fund is permitted, pursuant to procedures approved by the Board of Trustees, to invest daily available cash balances and cash collateral from securities lending transactions in an affiliated money market fund. The Fund and the money market fund below have the same investment advisor and therefore, are considered to be affiliated. The tables below show the transactions in and earnings from investments in an affiliated money market fund for the year ended December 31, 2007. During the period each investment maintained a $1.00 net asset value, as such there is no realized gain/(loss) and no change in unrealized appreciation/(depreciation).


INVESTMENTS OF DAILY AVAILABLE CASH BALANCES:

                     VALUE          PURCHASES          PROCEEDS            VALUE         DIVIDEND
FUND               12/31/06          AT COST          FROM SALES         12/31/07         INCOME
--------------------------------------------------------------------------------------------------
Liquid Assets
Portfolio-Institutional
  Class           $38,447,715      $166,653,298      $(129,918,314)    $ 75,182,699     $3,052,445
--------------------------------------------------------------------------------------------------
Premier
Portfolio-Institutional
  Class            38,447,715       166,653,298       (129,918,314)      75,182,699      3,048,896
==================================================================================================
  Subtotal        $76,895,430      $333,306,596      $(259,836,628)    $150,365,398     $6,101,341
==================================================================================================


INVESTMENTS OF CASH COLLATERAL FROM SECURITIES LENDING TRANSACTIONS:

                     VALUE          PURCHASES          PROCEEDS            VALUE         DIVIDEND
FUND               12/31/06          AT COST          FROM SALES         12/31/07         INCOME
--------------------------------------------------------------------------------------------------
Liquid Assets
Portfolio-Institutional
  Class           $        --      $243,874,504      $(229,628,357)    $ 14,246,147     $  166,003
==================================================================================================
  Total
    Investments
    in
    Affiliates    $76,895,430      $577,181,100      $(489,464,985)    $164,611,545     $6,267,344
__________________________________________________________________________________________________
==================================================================================================

* Net of compensation to counterparties.

AIM V.I. Mid Cap Core Equity Fund

NOTE 4--SECURITY TRANSACTIONS WITH AFFILIATED FUNDS

The Fund is permitted to purchase or sell securities from or to certain other AIM Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment advisor (or affiliated investment advisors), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the year ended December 31, 2007, the Fund engaged in securities sales of $663,475, which resulted in net realized gains of $32,909, and securities purchases of $2,665,907.

NOTE 5--EXPENSE OFFSET ARRANGEMENT

The expense offset arrangement is comprised of custodian credits which result from periodic overnight cash balances at the custodian. For the year ended December 31, 2007, the Fund received credits from this arrangement, which resulted in the reduction of the Fund's total expenses of $8,432.

NOTE 6--TRUSTEES' AND OFFICER'S FEES AND BENEFITS

"Trustees' and Officer's Fees and Benefits" include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and "Trustees' and Officer's Fees and Benefits" also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. "Trustees' and Officer's Fees and Benefits" include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

    During the year ended December 31, 2007, the Fund paid legal fees of $5,570 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 7--BORROWINGS

Pursuant to an exemptive order from the SEC, the Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. A loan will be secured by collateral if the Fund's aggregate borrowings from all sources exceeds 10% of the Fund's total assets. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan.

    The Fund is a party to an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000, or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM, which are parties to the credit facility, can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan.

    During the year ended December 31, 2007, the Fund did not borrow or lend under the interfund lending facility or borrow under the uncommitted unsecured revolving credit facility.

    Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and AIM, not to exceed the contractually agreed upon rate.

NOTE 8--PORTFOLIO SECURITIES LOANED

The Fund may lend portfolio securities having a market value up to one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. The Fund could also experience delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested.

    At December 31, 2007, securities with an aggregate value of $13,969,776 were on loan to brokers. The loans were secured by cash collateral of $14,246,147 received by the Fund and subsequently invested in an affiliated money market fund. For the year ended December 31, 2007, the Fund received dividends on cash collateral investments of $166,003 for securities lending transactions, which are net of compensation to counterparties.

AIM V.I. Mid Cap Core Equity Fund

NOTE 9--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS

DISTRIBUTIONS TO SHAREHOLDERS:

The tax character of distributions paid during the years December 31, 2007 and 2006 was as follows:

                                                                 2007           2006
----------------------------------------------------------------------------------------
Distributions paid from:
Ordinary income                                               $ 1,339,093    $13,589,126
----------------------------------------------------------------------------------------
Long-term capital gain                                          9,619,231     55,006,949
========================================================================================
  Total distributions                                         $10,958,324    $68,596,075
________________________________________________________________________________________
========================================================================================


TAX COMPONENTS OF NET ASSETS:

As of December 31, 2007, the components of net assets on a tax basis were as follows:

                                                                    2007
----------------------------------------------------------------------------
Undistributed ordinary income                                   $ 14,969,544
----------------------------------------------------------------------------
Undistributed long-term gain                                      54,171,439
----------------------------------------------------------------------------
Net unrealized appreciation -- investments                        71,590,796
----------------------------------------------------------------------------
Temporary book/tax differences                                       (55,561)
----------------------------------------------------------------------------
Post-October Capital loss deferral                                   (88,488)
----------------------------------------------------------------------------
Shares of beneficial interest                                    524,098,556
============================================================================
  Total net assets                                              $664,686,286
____________________________________________________________________________
============================================================================


    The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's net unrealized appreciation difference is attributable primarily to losses on wash sales. The tax-basis net unrealized appreciation on investments amount includes appreciation (depreciation) on foreign currencies of $(853).

    The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

    The Fund does not have a capital loss carryforward as of December 31, 2007.

NOTE 10--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended December 31, 2007 was $348,958,351 and $440,580,151, respectively.

UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENT SECURITIES ON A TAX BASIS
------------------------------------------------------------------------------
Aggregate unrealized appreciation of investment securities       $ 85,410,823
------------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities      (13,819,174)
==============================================================================
Net unrealized appreciation of investment securities             $ 71,591,649
______________________________________________________________________________
==============================================================================
Cost of investments for tax purposes is $613,667,845.

NOTE 11--RECLASSIFICATION OF PERMANENT DIFFERENCES

Primarily as a result of differing book/tax treatment of foreign currency transactions and net operating losses, on December 31, 2007, undistributed net investment income was increased by $1,246,646, undistributed net realized gain was decreased by $-1,246,646. This reclassification had no effect on the net assets of the Fund.

AIM V.I. Mid Cap Core Equity Fund

NOTE 12--SHARE INFORMATION


                                             CHANGES IN SHARES OUTSTANDING
------------------------------------------------------------------------------------------------------------------------
                                                                       YEAR ENDED                     YEAR ENDED
                                                                  DECEMBER 31, 2007(a)            DECEMBER 31, 2006
                                                              ----------------------------    --------------------------
                                                                SHARES          AMOUNT          SHARES         AMOUNT
------------------------------------------------------------------------------------------------------------------------
Sold:
  Series I                                                     3,861,535    $   56,702,650     1,804,056    $ 25,439,433
------------------------------------------------------------------------------------------------------------------------
  Series II                                                    2,574,352        37,303,201       962,594      13,444,373
========================================================================================================================
Issued as reinvestment of dividends:
  Series I                                                       658,441         9,791,025     4,608,241      62,349,500
------------------------------------------------------------------------------------------------------------------------
  Series II                                                       79,139         1,167,305       448,244       6,019,915
========================================================================================================================
Reacquired:
  Series I                                                    (7,309,460)     (106,631,851)   (6,405,942)    (90,004,192)
------------------------------------------------------------------------------------------------------------------------
  Series II                                                   (1,410,426)      (20,370,058)     (907,250)    (12,581,165)
========================================================================================================================
                                                              (1,546,419)   $  (22,037,728)      509,943    $  4,667,864
________________________________________________________________________________________________________________________
========================================================================================================================

(a) There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate they own 77% of the outstanding shares of the Fund. The Fund and the Fund's principal underwriter or advisor, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, AIM and/or AIM affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, AIM and or AIM affiliates including but not limited to services such as, securities brokerage, third party record keeping and account servicing and administrative services. The Trust has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

NOTE 13--SIGNIFICANT EVENT

At a meeting held on December 13, 2007, the Board of Trustees of Trust approved certain proposals to be presented for shareholder approval at a special meeting of the shareholders of the Trust intended to be held on February 29, 2008 (the "Special Meeting"). At the Special Meeting, shareholders of record as of the close of business on November 30, 2007, are entitled to vote their respective shares on several proposals that including, among others the following proposal(s).

    New proposed sub-advisory agreement between A I M Advisors, Inc. ("AIM") and each of AIM Funds Management Inc., Invesco Asset Management Deutschland, GmbH, INVESCO Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Global Asset Management (N.A.), Inc., Invesco Hong Kong Limited, Invesco Institutional (N.A.), Inc. and Invesco Senior Secured Management, Inc. (collectively, the "Affiliated Sub-Advisers") (the "New Sub-advisory Arrangements") . This proposal is intended to benefit the Fund and its shareholders by permitting AIM to utilize the additional resources and talent of these affiliated sub-advisers in managing the Fund. Because AIM would pay all of the sub-advisory fees of the sub-advisers, the new sub-advisory arrangements would not affect the fees the Fund pays pursuant to the advisory agreement. If approved by shareholders, the New Sub-advisory Arrangements are expected to become effective on or about May 1, 2008.

AIM V.I. Mid Cap Core Equity Fund


NOTE 14--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.


                                                                                           SERIES I
                                                              ------------------------------------------------------------------
                                                                                   YEAR ENDED DECEMBER 31,
                                                              ------------------------------------------------------------------
                                                                2007              2006         2005           2004        2003
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                           $  13.52         $ 13.61       $  13.11      $  12.06    $   9.53
--------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                            0.19            0.14           0.06          0.03(a)     0.00(a)
--------------------------------------------------------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)           1.11            1.39           0.94          1.63        2.60
================================================================================================================================
    Total from investment operations                               1.30            1.53           1.00          1.66        2.60
================================================================================================================================
Less distributions:
  Dividends from net investment income                            (0.04)          (0.14)         (0.07)        (0.02)         --
--------------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                           (0.21)          (1.48)         (0.43)        (0.59)      (0.07)
================================================================================================================================
    Total distributions                                           (0.25)          (1.62)         (0.50)        (0.61)      (0.07)
================================================================================================================================
Net asset value, end of period                                 $  14.57         $ 13.52       $  13.61      $  13.11    $  12.06
________________________________________________________________________________________________________________________________
================================================================================================================================
Total return(b)                                                    9.55%          11.24%          7.62%        13.82%      27.31%
________________________________________________________________________________________________________________________________
================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                       $585,608         $581,154      $584,860      $496,606    $293,162
================================================================================================================================
Ratio of expenses to average net assets                            1.00%(c)(d)     1.04%          1.03%         1.04%       1.07%
================================================================================================================================
Ratio of net investment income to average net assets               1.23%(c)        0.93%          0.50%         0.25%       0.01%
________________________________________________________________________________________________________________________________
================================================================================================================================
Portfolio turnover rate                                              62%             83%            70%           55%         37%
________________________________________________________________________________________________________________________________
================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.
(c)  Ratios are based on average daily net assets of $610,081,786.
(d) After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursement was 1.01%.


                                                                                         SERIES II
                                                              ----------------------------------------------------------------
                                                                                  YEAR ENDED DECEMBER 31,
                                                              ----------------------------------------------------------------
                                                                2007             2006         2005           2004       2003
------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                            $ 13.42         $ 13.52       $ 13.04       $ 12.01    $  9.51
------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                     0.13            0.10          0.03         (0.00)(a)   (0.03)(a)
------------------------------------------------------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)           1.12            1.38          0.92          1.62       2.60
==============================================================================================================================
    Total from investment operations                               1.25            1.48          0.95          1.62       2.57
==============================================================================================================================
Less distributions:
  Dividends from net investment income                            (0.01)          (0.10)        (0.04)        (0.00)        --
------------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                           (0.21)          (1.48)        (0.43)        (0.59)     (0.07)
==============================================================================================================================
    Total distributions                                           (0.22)          (1.58)        (0.47)        (0.59)     (0.07)
==============================================================================================================================
Net asset value, end of period                                  $ 14.45         $ 13.42       $ 13.52       $ 13.04    $ 12.01
______________________________________________________________________________________________________________________________
==============================================================================================================================
Total return(b)                                                    9.29%          10.98%         7.27%        13.57%     27.05%
______________________________________________________________________________________________________________________________
==============================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                        $79,079         $56,766       $50,380       $33,495    $ 4,874
______________________________________________________________________________________________________________________________
==============================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                   1.25%(c)(d)     1.29%         1.28%         1.29%      1.32%
==============================================================================================================================
Ratio of net investment income (loss) to average net assets        0.98%(c)        0.68%         0.25%        (0.00)%    (0.24)%
______________________________________________________________________________________________________________________________
==============================================================================================================================
Portfolio turnover rate                                              62%             83%           70%           55%        37%
______________________________________________________________________________________________________________________________
==============================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.
(c)  Ratios are based on average daily net assets of $72,073,952.
(d) After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements was 1.26%

AIM V.I. Mid Cap Core Equity Fund


NOTE 15--LEGAL PROCEEDINGS

Terms used in the Legal Proceedings Note are defined terms solely for the purpose of this note.


PENDING LITIGATION AND REGULATORY INQUIRIES


On August 30, 2005, the West Virginia Office of the State Auditor -- Securities Commission ("WVASC") issued a Summary Order to Cease and Desist and Notice of Right to Hearing to A I M Advisors, Inc. ("AIM") and A I M Distributors, Inc. ("ADI") (Order No. 05-1318). The WVASC makes findings of fact that AIM and ADI entered into certain arrangements permitting market timing of the AIM Funds and failed to disclose these arrangements in the prospectuses for such Funds, and conclusions of law to the effect that AIM and ADI violated the West Virginia securities laws. The WVASC orders AIM and ADI to cease any further violations and seeks to impose monetary sanctions, including restitution to affected investors, disgorgement of fees, reimbursement of investigatory, administrative and legal costs and an "administrative assessment," to be determined by the Commissioner. Initial research indicates that these damages could be limited or capped by statute. By agreement with the Commissioner of Securities, AIM's time to respond to that Order has been indefinitely suspended.

    Civil lawsuits, including purported class action and shareholder derivative suits, have been filed against certain of the AIM Funds, Invesco Funds Group, Inc. ("IFG") (the former investment advisor to certain AIM Funds), AIM, ADI and/or related entities and individuals, depending on the lawsuit, alleging:

    - that the defendants permitted improper market timing and related activity in the AIM Funds; and

    - that certain AIM Funds inadequately employed fair value pricing.

    These lawsuits allege as theories of recovery, depending on the lawsuit, violations of various provisions of the Federal and state securities laws and ERISA, negligence, breach of fiduciary duty and/or breach of contract. These lawsuits seek remedies that include, depending on the lawsuit, damages, restitution, injunctive relief, imposition of a constructive trust, removal of certain directors and/or employees, various corrective measures under ERISA, rescission of certain AIM Funds' advisory agreements and/or distribution plans and recovery of all fees paid.

    All lawsuits based on allegations of market timing, late trading and related issues have been transferred to the United States District Court for the District of Maryland (the "MDL Court"). Pursuant to an Order of the MDL Court, plaintiffs in these lawsuits consolidated their claims for pre-trial purposes into three amended complaints against various AIM- and IFG-related parties: (i) a Consolidated Amended Class Action Complaint purportedly brought on behalf of shareholders of the AIM Funds; (ii) a Consolidated Amended Fund Derivative Complaint purportedly brought on behalf of the AIM Funds and fund registrants; and (iii) an Amended Class Action Complaint for Violations of the Employee Retirement Income Securities Act ("ERISA") purportedly brought on behalf of participants in Invesco Ltd. ("Invesco") 401(k) plan. Based on orders issued by the MDL Court, all claims asserted against the AIM Funds that have been transferred to the MDL Court have been dismissed, although certain Funds remain nominal defendants in the Consolidated Amended Fund Derivative Complaint. On September 15, 2006, the MDL Court granted the Invesco defendants' motion to dismiss the Amended Class Action Complaint for Violations of ERISA and dismissed such Complaint. The plaintiff has commenced an appeal from that decision.

    IFG, AIM, ADI and/or related entities and individuals have received inquiries from numerous regulators in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, among others, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to
Section 529 college savings plans and procedures for locating lost security holders. IFG, AIM and ADI have advised the Fund that they are providing full cooperation with respect to these inquiries. Regulatory actions and/or additional civil lawsuits related to these or other issues may be filed against the AIM Funds, IFG, AIM and/or related entities and individuals in the future.

    At the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the outcome of the Pending Litigation and Regulatory Inquiries described above may have on AIM, ADI or the Fund.

AIM V.I. Mid Cap Core Equity Fund

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of AIM Variable Insurance Funds and Shareholders of AIM V. I. Mid Cap Core Equity Fund:



In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of AIM V.I. Mid Cap Core Equity Fund (one of the funds constituting AIM Variable Insurance Funds, hereafter referred to as the "Fund") at December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights for each of the periods ended on or before December 31, 2004 were audited by another independent registered public accounting firm whose report dated February 4, 2005 expressed an unqualified opinion.

PRICEWATERHOUSECOOPERS LLP

February 12, 2008
Houston, Texas

AIM V.I. Mid Cap Core Equity Fund

CALCULATING YOUR ONGOING FUND EXPENSES

EXAMPLE

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service fees (12b-1); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2007, through December 31, 2007.

    The actual and hypothetical expenses in the examples below do not represent the effect of any fees or other expenses assessed in connection with a variable product; if they did, the expenses shown would be higher while the ending account values shown would be lower.

ACTUAL EXPENSES

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return.

    The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

    Please note that the expenses shown in the table are meant to highlight your ongoing costs. Therefore, the hypothetical information is useful in comparing ongoing costs, and will not help you determine the relative total costs of owning different funds.

                                                                                           HYPOTHETICAL
                                                                                     (5% ANNUAL RETURN BEFORE
                                                          ACTUAL                            EXPENSES)
                             BEGINNING           ENDING           EXPENSES           ENDING           EXPENSES        ANNUALIZED
                           ACCOUNT VALUE      ACCOUNT VALUE      PAID DURING      ACCOUNT VALUE      PAID DURING       EXPENSE
        CLASS               (07/01/07)        (12/31/07)(1)       PERIOD(2)        (12/31/07)         PERIOD(2)         RATIO
      Series I               $1,000.00           $995.40            $5.03           $1,020.16           $5.09            1.00%
      Series II               1,000.00            994.30             6.28            1,018.90            6.36            1.25

(1) The actual ending account value is based on the actual total return of the Fund for the period July 1, 2007, through December 31, 2007, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund's expense ratio and a hypothetical annual return of 5% before expenses.
(2) Expenses are equal to the Fund's annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

AIM V.I. Mid Cap Core Equity Fund

TAX INFORMATION

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

  The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state's requirement.

  The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended December 31, 2007:

       FEDERAL AND STATE INCOME TAX

         Long-Term Capital Gain Dividends                         $9,619,231
         Corporate Dividends Received Deduction*                       56.61%

        * The above percentage is based on ordinary income dividends paid to shareholders during the Fund's fiscal year.

AIM V.I. Mid Cap Core Equity Fund

TRUSTEES AND OFFICERS

The address of each trustee and officer of AIM Variable Insurance Funds (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. Each trustee oversees 104 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

                                                                                       OTHER
                                  TRUSTEE                                              TRUSTEESHIP(S)/
NAME, YEAR OF BIRTH AND           AND/OR                                               DIRECTORSHIP(S)
POSITION(S) HELD WITH THE         OFFICER    PRINCIPAL OCCUPATION(S)                   HELD BY
TRUST                             SINCE      DURING PAST 5 YEARS                       TRUSTEE/ DIRECTOR
-------------------------------------------------------------------------------------------------------------------------
 Interested Persons
-------------------------------------------------------------------------------------------------------------------------

   Martin L. Flanagan(1) -- 1960  2007       Director, Chief Executive Officer and     None
   Trustee                                   President, Invesco Ltd. (ultimate parent
                                             of AIM and a global investment
                                             management firm) and, Invesco Holding
                                             Company (parent of AIM and a global
                                             investment management firm); Chairman,
                                             A I M Advisors, Inc. (registered
                                             investment advisor); Director, Chairman,
                                             Chief Executive Officer and President,
                                             IVZ Inc. (holding company); and INVESCO
                                             North American Holdings, Inc. (holding
                                             company); Chairman and President,
                                             INVESCO Group Services, Inc. (service
                                             provider); Trustee, The AIM Family of
                                             Funds(R); Vice Chairman, Investment
                                             Company Institute; and Member of
                                             Executive Board, SMU Cox School of
                                             Business

                                             Formerly: Chairman, Investment Company
                                             Institute; President, Co-Chief Executive
                                             Officer, Co-President, Chief Operating
                                             Officer and Chief Financial Officer,
                                             Franklin Resources, Inc. (global
                                             investment management organization)
-------------------------------------------------------------------------------------------------------------------------

   Philip A. Taylor(2) -- 1954    2006       Director, Chief Executive Officer and     None
   Trustee, President and                    President, AIM Mutual Fund Dealer Inc.
   Principal                                 (registered broker dealer), A I M
   Executive Officer                         Advisors, Inc., AIM Funds Management
                                             Inc. d/b/a INVESCO Enterprise Services
                                             (registered investment advisor and
                                             registered transfer agent), AIM Trimark
                                             Corporate Class Inc. (formerly AIM
                                             Trimark Global Fund Inc.) (corporate
                                             mutual fund company) and AIM Trimark
                                             Canada Fund Inc. (corporate mutual fund
                                             company), and 1371 Preferred Inc.
                                             (holding company); Director, Chairman,
                                             Chief Executive Officer and President,
                                             A I M Management Group Inc. (financial
                                             services holding company) and A I M
                                             Capital Management, Inc. (registered
                                             investment advisor); Director and
                                             President, INVESCO Funds Group, Inc.
                                             (registered investment advisor and
                                             register transfer agent) and AIM GP
                                             Canada Inc. (general partner for a
                                             limited partnership); Director, A I M
                                             Distributors, Inc. (registered broker
                                             dealer); Director and Chairman, AIM
                                             Investment Services, Inc. (registered
                                             transfer agent) and INVESCO
                                             Distributors, Inc. (registered broker
                                             dealer); Director, President and
                                             Chairman, IVZ Callco Inc. (holding
                                             company), INVESCO Inc. (holding company)
                                             and AIM Canada Holdings Inc. (holding
                                             company); Trustee, President and
                                             Principal Executive Officer of The AIM
                                             Family of Funds--Registered Trademark--
                                             (other than AIM Treasurer's Series
                                             Trust, Short-Term Investments Trust and
                                             Tax-Free Investments Trust); Trustee and
                                             Executive Vice President, The AIM Family
                                             of Funds--Registered Trademark-- (AIM
                                             Treasurer's Series Trust, Short-Term
                                             Investments Trust and Tax-Free
                                             Investments Trust only); and Manager,
                                             PowerShares Capital Management LLC

                                             Formerly: Director and Chairman, Fund
                                             Management Company (registered broker
                                             dealer); President and Principal
                                             Executive Officer, The AIM Family of
                                             Funds--Registered Trademark-- (AIM
                                             Treasurer's Series Trust, Short-Term
                                             Investments Trust and Tax-Free
                                             Investments Trust only); Chairman, AIM
                                             Canada Holdings, Inc.; President, AIM
                                             Trimark Global Fund Inc. and AIM Trimark
                                             Canada Fund Inc.; and Director, Trimark
                                             Trust (federally regulated Canadian
                                             Trust Company)
-------------------------------------------------------------------------------------------------------------------------
 Independent Trustees
-------------------------------------------------------------------------------------------------------------------------

   Bruce L. Crockett -- 1944      1993       Chairman, Crockett Technology Associates  ACE Limited (insurance company);
   Trustee and Chair                         (technology consulting company)           and Captaris, Inc. (unified
                                                                                       messaging provider)
-------------------------------------------------------------------------------------------------------------------------

   Bob R. Baker -- 1936           2004       Retired                                   None
   Trustee
-------------------------------------------------------------------------------------------------------------------------

   Frank S. Bayley -- 1939        2001       Retired                                   None
   Trustee
                                             Formerly: Partner, law firm of Baker &
                                             McKenzie and Director, Badgley Funds,
                                             Inc. (registered investment company) (2
                                             portfolios)
-------------------------------------------------------------------------------------------------------------------------

   James T. Bunch -- 1942         2004       Founder, Green, Manning & Bunch Ltd.,     None
   Trustee                                   (investment banking firm)
                                             Formerly: Director, Policy Studies, Inc.
                                             and Van Gilder Insurance Corporation
-------------------------------------------------------------------------------------------------------------------------

   Albert R. Dowden -- 1941       2000       Director of a number of public and        None
   Trustee                                   private business corporations, including
                                             the Boss Group Ltd. (private investment
                                             and management); Reich & Tang Funds
                                             (Chairman) (registered investment
                                             company) (7 portfolios), Daily Income
                                             Fund (4 portfolios), California Daily
                                             Tax Free Income Fund, Inc., Connecticut
                                             Daily Tax Free Income Fund, Inc. and New
                                             Jersey Daily Municipal Fund, Inc.,
                                             Annuity and Life Re (Holdings), Ltd.
                                             (insurance company), and Homeowners of
                                             America Holding Corporation (property
                                             casualty company)

                                             Formerly: Director, CompuDyne
                                             Corporation (provider of product and
                                             services to the public security market);
                                             Director, President and Chief Executive
                                             Officer, Volvo Group North America,
                                             Inc.; Senior Vice President, AB Volvo;
                                             Director of various affiliated Volvo
                                             companies; and Director, Magellan
                                             Insurance Company
-------------------------------------------------------------------------------------------------------------------------

   Jack M. Fields -- 1952         1997       Chief Executive Officer, Twenty First     Administaff
   Trustee                                   Century Group, Inc. (government affairs
                                             company); and Owner and Chief Executive
                                             Officer, Dos Angelos Ranch, L.P.
                                             (cattle, hunting, corporate
                                             entertainment)
                                             Formerly: Chief Executive Officer,
                                             Texana Timber LP (sustainable forestry
                                             company), and Discovery Global Education
                                             Fund (non-profit)

-------------------------------------------------------------------------------------------------------------------------

   Carl Frischling -- 1937        1993       Partner, law firm of Kramer Levin         Director, Reich & Tang Funds) (15
   Trustee                                   Naftalis and Frankel LLP                  portfolios)
-------------------------------------------------------------------------------------------------------------------------

   Prema Mathai-Davis -- 1950     1998       Formerly: Chief Executive Officer, YWCA   None
   Trustee                                   of the USA
-------------------------------------------------------------------------------------------------------------------------

   Lewis F. Pennock -- 1942       1993       Partner, law firm of Pennock & Cooper     None
   Trustee
-------------------------------------------------------------------------------------------------------------------------

   Larry Soll -- 1942             2004       Retired                                   None
   Trustee
-------------------------------------------------------------------------------------------------------------------------

   Raymond Stickel, Jr. -- 1944   2005       Retired                                   None
   Trustee                                   Formerly: Partner, Deloitte & Touche;
                                             and Director, Mainstay VP Series Funds,
                                             Inc. (25 portfolios)
-------------------------------------------------------------------------------------------------------------------------

(1) Mr. Flanagan was appointed as Trustee of the Trust on February 24, 2007. Mr. Flanagan is considered an interested person of the Trust because he is an officer of the advisor to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the advisor to the Trust.
(2) Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.

AIM V.I. Mid Cap Core Equity Fund

                                                                                       OTHER
                                  TRUSTEE                                              TRUSTEESHIP(S)/
NAME, YEAR OF BIRTH AND           AND/OR                                               DIRECTORSHIP(S)
POSITION(S) HELD WITH THE         OFFICER    PRINCIPAL OCCUPATION(S)                   HELD BY TRUSTEE/
TRUST                             SINCE      DURING PAST 5 YEARS                       DIRECTOR
-------------------------------------------------------------------------------------------------------------------------
 Other Officers
-------------------------------------------------------------------------------------------------------------------------

   Russell C. Burk -- 1958        2005       Senior Vice President and Senior Officer  N/A
   Senior Vice President and                 of The AIM Family of Funds--Registered
   Senior Officer                            Trademark--
                                             Formerly: Director of Compliance and
                                             Assistant General Counsel, ICON
                                             Advisers, Inc.; Financial Consultant,
                                             Merrill Lynch; General Counsel and
                                             Director of Compliance, ALPS Mutual
                                             Funds, Inc.
-------------------------------------------------------------------------------------------------------------------------

   John M. Zerr -- 1962           2006       Director, Senior Vice President,          N/A
   Senior Vice President, Chief              Secretary and General Counsel, A I M
   Legal Officer and Secretary               Management Group Inc., A I M Advisors,
                                             Inc. and A I M Capital Management, Inc.;
                                             Director, Vice President and Secretary,
                                             AIM Investment Services, Inc. and
                                             INVESCO Distributors, Inc.; Director,
                                             Senior Vice President and Secretary,
                                             A I M Distributors, Inc.; Director and
                                             Vice President, INVESCO Funds Group
                                             Inc.; Senior Vice President, Chief Legal
                                             Officer and Secretary of The AIM Family
                                             of Funds--Registered Trademark--; and
                                             Manager, PowerShares Capital Management
                                             LLC

                                             Formerly: Director, Vice President and
                                             Secretary, Fund Management Company; Vice
                                             President, A I M Capital Management,
                                             Inc.; Chief Operating Officer, Senior
                                             Vice President, General Counsel and
                                             Secretary, Liberty Ridge Capital, Inc.
                                             (an investment adviser); Vice President
                                             and Secretary, PBHG Funds (an investment
                                             company); Vice President and Secretary,
                                             PBHG Insurance Series Fund (an
                                             investment company); General Counsel and
                                             Secretary, Pilgrim Baxter Value
                                             Investors (an investment adviser); Chief
                                             Operating Officer, General Counsel and
                                             Secretary, Old Mutual Investment
                                             Partners (a broker-dealer); General
                                             Counsel and Secretary, Old Mutual Fund
                                             Services (an administrator); General
                                             Counsel and Secretary, Old Mutual
                                             Shareholder Services (a shareholder
                                             servicing center); Executive Vice
                                             President, General Counsel and
                                             Secretary, Old Mutual Capital, Inc. (an
                                             investment adviser); and Vice President
                                             and Secretary, Old Mutual Advisors Funds
                                             (an investment company)
-------------------------------------------------------------------------------------------------------------------------

   Lisa O. Brinkley -- 1959       2004       Global Compliance Director, Invesco       N/A
   Vice President                            Ltd.; and Vice President of The AIM
                                             Family of Funds--Registered Trademark--

                                             Formerly: Senior Vice President, A I M
                                             Management Group Inc. (financial
                                             services holding company); Senior Vice
                                             President and Chief Compliance Officer,
                                             A I M Advisors, Inc. and The AIM Family
                                             of Funds--Registered Trademark--; Vice
                                             President and Chief Compliance Officer,
                                             A I M Capital Management, Inc. and A I M
                                             Distributors, Inc.; Vice President, AIM
                                             Investment Services, Inc. and Fund
                                             Management Company; Senior Vice
                                             President and Chief Compliance Officer
                                             of The AIM Family of Funds--Registered
                                             Trademark--; and Senior Vice President
                                             and Compliance Director, Delaware
                                             Investments Family of Funds
-------------------------------------------------------------------------------------------------------------------------

   Kevin M. Carome -- 1956        2003       General Counsel, Secretary and Senior
   Vice President                            Managing Director, Invesco Ltd.;
                                             Director and Secretary, Invesco Holding
                                             Company Limited, IVZ, Inc. and INVESCO
                                             Group Services, Inc.; Director, INVESCO
                                             Funds Group, Inc.; Secretary, INVESCO
                                             North American Holdings, Inc.; and Vice
                                             President of The AIM Family of
                                             Funds--Registered Trademark--

                                             Formerly: Senior Managing Director,       N/A
                                             Invesco Holding Company Limited;
                                             Director, Senior Vice President,
                                             Secretary and General Counsel, A I M
                                             Management Group Inc. and A I M
                                             Advisors, Inc.; Senior Vice President,
                                             A I M Distributors, Inc.; Director,
                                             General Counsel and Vice President, Fund
                                             Management Company; Vice President,
                                             A I M Capital Management, Inc. and AIM
                                             Investment Services, Inc.; Senior Vice
                                             President, Chief Legal Officer and
                                             Secretary of The AIM Family of
                                             Funds--Registered Trademark--; Director
                                             and Vice President, INVESCO
                                             Distributors, Inc.; Chief Executive
                                             Officer and President, INVESCO Funds
                                             Group, Inc.; and Senior Vice President
                                             and General Counsel, Liberty Financial
                                             Companies, Inc.
-------------------------------------------------------------------------------------------------------------------------

   Sidney M. Dilgren -- 1961      2004       Vice President, A I M Advisors, Inc. and  N/A
   Vice President, Principal                 A I M Capital Management, Inc.; and Vice
   Financial Officer and                     President, Treasurer and Principal
   Treasurer                                 Financial Officer of The AIM Family of
                                             Funds--Registered Trademark--

                                             Formerly: Fund Treasurer, A I M
                                             Advisors, Inc.; Senior Vice President,
                                             AIM Investment Services, Inc.; and Vice
                                             President, A I M Distributors, Inc.
-------------------------------------------------------------------------------------------------------------------------

   Karen Dunn Kelley -- 1960      2004       Head of Invesco's World Wide Fixed        N/A
   Vice President                            Income and Cash Management Group;
                                             Director of Cash Management and Senior
                                             Vice President, A I M Advisors, Inc. and
                                             A I M Capital Management, Inc; Executive
                                             Vice President, A I M Distributors,
                                             Inc.; Senior Vice President, A I M
                                             Management Group Inc.; Vice President,
                                             The AIM Family of Funds--Registered
                                             Trademark-- (other than AIM Treasurer's
                                             Series Trust, Short-Term Investments
                                             Trust and Tax-Free Investments Trust);
                                             and President and Principal Executive
                                             Officer, The AIM Family of
                                             Funds--Registered Trademark-- (AIM
                                             Treasurer's Series Trust, Short-Term
                                             Investments Trust and Tax-Free
                                             Investments Trust only)
                                             Formerly: Director and President, Fund
                                             Management Company; Chief Cash
                                             Management Officer and Managing
                                             Director, A I M Capital Management,
                                             Inc.; Vice President, A I M Advisors,
                                             Inc. and The AIM Family of
                                             Funds--Registered Trademark-- (AIM
                                             Treasurer's Series Trust, Short-Term
                                             Investments Trust and Tax-Free
                                             Investments Trust only)
-------------------------------------------------------------------------------------------------------------------------

   Lance A. Rejsek -- 1967        2005       Anti-Money Laundering Compliance          N/A
   Anti-Money Laundering                     Officer, A I M Advisors, Inc., A I M
   Compliance Officer                        Capital Management, Inc., A I M
                                             Distributors, Inc., AIM Investment
                                             Services, Inc., AIM Private Asset
                                             Management, Inc. and The AIM Family of
                                             Funds--Registered Trademark--
                                             Formerly: Anti-Money Laundering
                                             Compliance Officer, Fund Management
                                             Company; and Manager of the Fraud
                                             Prevention Department, AIM Investment
                                             Services, Inc.
-------------------------------------------------------------------------------------------------------------------------

   Todd L. Spillane -- 1958       2006       Senior Vice President, A I M Management   N/A
   Chief Compliance Officer                  Group Inc.; Senior Vice President and
                                             Chief Compliance Officer, A I M
                                             Advisors, Inc. and A I M Capital
                                             Management, Inc.; Chief Compliance
                                             Officer of The AIM Family of
                                             Funds--Registered Trademark--, Invesco
                                             Global Asset Management (N.A.), Inc.,
                                             (registered investment advisor), Invesco
                                             Institutional (N.A.), Inc., (registered
                                             investment advisor), INVESCO Private
                                             Capital Investments, Inc. (holding
                                             company), Invesco Private Capital, Inc.
                                             (registered investment advisor) and
                                             Invesco Senior Secured Management, Inc.
                                             (registered investment advisor); and
                                             Vice President, A I M Distributors, Inc.
                                             and AIM Investment Services, Inc.

                                             Formerly: Vice President, A I M Capital
                                             Management, Inc. and Fund Management
                                             Company; Global Head of Product
                                             Development, AIG-Global Investment
                                             Group, Inc.; and Chief Compliance
                                             Officer and Deputy General Counsel,
                                             AIG-SunAmerica Asset Management
-------------------------------------------------------------------------------------------------------------------------

The Statement of Additional Information of the Trust includes additional information about the Fund's Trustees and is available upon request, without charge, by calling 1.800.410.4246.

OFFICE OF THE FUND            INVESTMENT ADVISOR       DISTRIBUTOR              AUDITORS
11 Greenway Plaza             A I M Advisors, Inc.     A I M Distributors,      PricewaterhouseCoopers
Suite 100                     11 Greenway Plaza        Inc.                     LLP
Houston, TX 77046-1173        Suite 100                11 Greenway Plaza        1201 Louisiana Street
                              Houston, TX 77046-1173   Suite 100                Suite 2900
                                                       Houston, TX 77046-1173   Houston, TX 77002-5678

COUNSEL TO THE FUND           COUNSEL TO THE           TRANSFER AGENT           CUSTODIAN
Ballard Spahr                 INDEPENDENT TRUSTEES     AIM Investment           State Street Bank and
Andrews & Ingersoll, LLP      Kramer, Levin, Naftalis  Services, Inc.           Trust
1735 Market Street, 51st      & Frankel LLP            P.O. Box 4739            Company
Floor                         1177 Avenue of the       Houston, TX 77210-4739   225 Franklin Street
Philadelphia, PA 19103-7599   Americas                                          Boston, MA 02110-2801
                              New York, NY 10036-2714

FIXED INCOME                                          AIM V.I. MONEY MARKET FUND
                                                               December 31, 2007

Cash Equivalents

                                                   ANNUAL REPORT TO SHAREHOLDERS

                                                             [COVER GLOBE IMAGE]

                               AIM V.I. MONEY MARKET FUND's investment objective
                           is to provide as high a level of current income as is
                      consistent with the preservation of capital and liquidity.

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund's semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The Fund's Form N-Q filings are available on the SEC Web site, sec.gov. Copies of the Fund's Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202-942-8090 or 800-732-0330, or by electronic request at the following E-mail address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-07452 and 033-57340. The Fund's most recent portfolio holdings, as filed on Form N-Q, have also been made available to insurance companies issuing variable annuity contracts and variable life insurance policies ("variable products") that invest in the Fund.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800-410-4246 or on the AIM Web site, AIMinvestments.com. On the home page, scroll down and click on Proxy Policy. The information is also available on the SEC Web site, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the 12 months ended June 30, 2007, is available at our Web site. Go to AIMinvestments.com, access the About Us tab, click on Required Notices and then click on Proxy Voting Activity. Next, select the Fund from the drop-down menu. The information is also available on the SEC Web site, sec.gov.

=================================================
THIS REPORT MUST BE ACCOMPANIED OR PRECEDED
BY A CURRENTLY EFFECTIVE FUND PROSPECTUS AND
VARIABLE PRODUCT PROSPECTUS, WHICH CONTAIN MORE
COMPLETE INFORMATION, INCLUDING SALES CHARGES AND
EXPENSES. INVESTORS SHOULD READ EACH CAREFULLY
BEFORE INVESTING.
=================================================

=================================================          YOUR GOALS. OUR SOLUTIONS           [AIM INVESTMENTS LOGO APPEARS HERE]
NOT FDIC INSURED MAY LOSE VALUE NO BANK GUARANTEE          --Registered Trademark--                  --Registered Trademark--
=================================================

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE                                                AIM V.I. MONEY MARKET FUND

==============================================================================             by lowering its federal funds target
PERFORMANCE SUMMARY                                                                        rate by one-half a percentage point on
                                                                                           September 18.(3)
Yields on shares of AIM V.I. Money Market Fund declined during the year ended
December 31, 2007. The seven-day SEC yield on the Fund's Series I shares was               While the September rate cut was larger
4.56% at the beginning of the year and 4.16% at its close. The seven-day SEC               than expected, two subsequent
yield on the Fund's Series II shares was 4.31% at the start of the year and                quarter-point cuts on October 31 and
3.91% at its close. As of December 31, 2007, the Fund's total net assets stood             December 11 were fully anticipated by
at $49.00 million and the Fund's weighted average maturity was 22 days.                    markets.(3)
==============================================================================
                                                                                               Treasury yields fell and the U.S.
HOW WE INVEST                                quarters of 2007, respectively. Initial       Treasury yield curve steepened by the
                                             estimates suggested the economy expanded      end of the year as investors fled risky
The Fund invests only in high-quality        at an annualized rate of 0.6%(1) in the       assets and turned instead to the
U.S. dollar denominated short term debt      fourth quarter.                               relative safety of government
obligations, including:                                                                    securities. This flight to safety
                                                 Inflation, as measured by the core        resulted in a significant demand for
o   Securities issued by the U.S.            Consumer Price Index (which excludes          money market funds.
    government and its agencies.             volatile food and energy prices),
                                             increased at an annual rate of 2.4%(2) in         Despite concerns about the
o   Bankers' acceptances, certificates       December, up from a 2.1%(2) pace in the       implications of the credit crunch on the
    of deposit and time deposits from        third quarter. The broader headline           broader economy, for the year ended
    U.S. and foreign banks.                  Consumer Price Index rose even faster,        December 31, 2007, the Lehman Brothers
                                             due primarily to rising gasoline prices.      U.S. Aggregate Bond index, which
o   Repurchase agreements.                                                                 represents the performance of
                                                 Nonetheless, at the close of 2007         investment-grade fixed income
o   Commercial paper.                        there was considerable uncertainty about      investments, returned 6.97%(4). It
                                             what lay ahead for the economy in 2008.       outperformed the S&P 500 Index, which
o   Taxable municipal securities.            Since the summer, global financial            represents the performance of the U.S.
                                             markets experienced significant               stock market and which returned 5.49%(4),
o   Master notes.                            volatility. Investors witnessed a             but underperformed the Lehman Brothers
                                             widespread and disorderly risk repricing      U.S. Treasury Index, which represents
o   Cash equivalents.                        after a prolonged period of                   the performance of U.S. Treasury
                                             exceptionally benign financial                securities and which returned 9.01%.(4)
    The Fund may invest a portion of its     conditions. U.S. subprime lending first
assets in U.S. dollar denominated            came to widespread public attention in        Sources: (1) Bureau of Economic
foreign securities.                          early 2007, and by summer it emerged as       Analysis; (2) Bureau of Labor
                                             a major area of concern to the markets.       Statistics; (3) U.S. Federal Reserve
    The Fund invests in accordance with                                                    Board; (4)Lipper Inc.
industry-standard requirements for money         The spillover from the housing and
market funds for the quality, maturity       subprime markets, credit risk repricing       The views and opinions expressed in
and diversification of investments. In       and heightened investor risk sensitivity      management's discussion of Fund
selecting securities for the Fund, we        dramatically diminished liquidity and         performance are those of A I M Advisors,
focus on securities that offer safety,       reduced credit availability.                  Inc. These views and opinions are
liquidity and a competitive yield.           Consequently, the U.S. Federal Reserve        subject to change at any time based on
                                             Board (the Fed) began adding liquidity        factors such as market and economic
MARKET CONDITIONS AND YOUR FUND              to the system by cutting the discount         conditions. These views and opinions may
                                             rate by one-half a percentage point on        not be relied upon as investment advice
The U.S. economy expanded throughout         August 17 and                                 or recommendations, or as an offer for a
2007. The annualized rate of growth in                                                     particular security. The information is
gross domestic product accelerated from                                                    not a complete analysis of every aspect
0.6% to 3.8% to 4.9%(1)n the first,                                                        of any market country, industry,
second and third                                                                           security or the Fund. Statements of fact
                                                                                           are from sources considered reliable,
                                                                                           but A I M Advisors, Inc. makes no
                                                                                           representation or warranty as to their
                                                                                           completeness or accuracy. Although
                                                                                           historical performance is no guarantee
                                                                                           of future results, these insights may
                                                                                           help you understand our investment
                                                                                           management philosophy.

                                                                                           Team managed by A I M Advisors, Inc.

==========================================   ========================================================
PERFORMANCE QUOTED IS PAST PERFORMANCE AND   AN INVESTMENT IN THE FUND IS NOT INSURED OR GUARANTEED
CANNOT GUARANTEE COMPARABLE FUTURE           BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY
RESULTS; CURRENT PERFORMANCE MAY BE LOWER    OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO
OR HIGHER. VISIT AIMINVESTMENTS.COM FOR      PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER
THE MOST RECENT MONTH-END PERFORMANCE.       SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE
                                             FUND.
==========================================   ========================================================

                                                                                                        AIM V.I. MONEY MARKET FUND


==========================================   PRINCIPAL RISKS OF INVESTING IN THE FUND          The Fund may invest in obligations
PORTFOLIO COMPOSITION                                                                      issued by agencies and instrumentalities
                                             Credit risk is the risk of loss on an         of the U.S. government that may vary in
Maturity distribution of Fund holdings       investment due to the deterioration of        the level of support they receive from
in days, as of 12/31/07                      an issuer's financial health. Such a          the U.S. government. The U.S. government
                                             deterioration of financial health may         may choose not to provide financial
1-7                                 51.7%    result in a reduction of the credit           support to U.S. government-sponsored
8-30                                28.1     rating of the issuer's securities and         agencies or instrumentalities if it is
31-90                               18.2     may lead to the issuer's inability to         not legally obligated to do so. In this
91-180                               2.0     honor its contractual obligations,            case, if the issuer defaulted, the fund
181+                                 0.0     including making timely payment of            holding securities of such issuer might
==========================================   interest and principal.                       not be able to recover its investment
                                                                                           from the U.S. government
                                                 Foreign securities have additional
The numbers of days to maturity of each      risks, including exchange rate changes,       ABOUT INDEXES USED IN THIS REPORT
holding is determined in accordance with     political and economic upheaval, the
the provisions of Rule 2a-7 of the           relative lack of information, relatively      The LEHMAN BROTHERS U.S. AGGREGATE BOND
Investment Company Act of 1940.              low market liquidity, and the potential       INDEX covers U.S. investment-grade
                                             lack of strict financial and accounting       fixed-rate bonds with components for
THE PERFORMANCE DATA QUOTED REPRESENT        controls and standards.                       government and corporate securities,
PAST PERFORMANCE AND CANNOT GUARANTEE                                                      mortgage pass-throughs, and asset-backed
COMPARABLE FUTURE RESULTS; CURRENT               Interest rate risk refers to the          securities.
PERFORMANCE MAY BE LOWER OR HIGHER.          risk that bond prices generally fall as
PLEASE SEE YOUR VARIABLE PRODUCT ISSUER      interest rates rise; conversely, bond             The S&P 500--registered
OR FINANCIAL ADVISOR FOR THE MOST RECENT     prices generally rise as interest rates       trademark--Index is a market
MONTH-END VARIABLE PRODUCT PERFORMANCE.      fall.                                         capitalization-weighted index covering
PERFORMANCE FIGURES REFLECT FUND                                                           all major areas of the U.S. economy. It
EXPENSES, REINVESTED DISTRIBUTIONS AND           There is no guarantee that the            is not the 500 largest companies, but
CHANGES IN NET ASSET VALUE. INVESTMENT       investment techniques and risk analyses       rather the most widely held 500
RETURN AND PRINCIPAL VALUE WILL              used by the Fund's portfolio managers         companies chosen with respect to market
FLUCTUATE SO THAT YOU MAY HAVE A GAIN OR     will produce the desired results.             size, liquidity, and their industry.
LOSS WHEN YOU SELL SHARES.
                                                 The prices of securities held by the          The unmanaged LEHMAN BROTHERS U.S.
    AIM V.I. MONEY MARKET FUND, A SERIES     Fund may decline in response to market        TREASURY INDEX, which represents the
PORTFOLIO OF AIM VARIABLE INSURANCE          risks.                                        performance of public obligations of the
FUNDS, IS CURRENTLY OFFERED THROUGH                                                        U.S. Treasury with a remaining maturity
INSURANCE COMPANIES ISSUING VARIABLE             The value of, payment of interest         of one year or more, is compiled by
PRODUCTS. YOU CANNOT PURCHASE SHARES OF      on, repayment of principal for and the        Lehman Brothers, a global investment
THE FUND DIRECTLY. PERFORMANCE FIGURES       ability of the Fund to sell a municipal       bank.
GIVEN REPRESENT THE FUND AND ARE NOT         security may be affected by
INTENDED TO REFLECT ACTUAL VARIABLE          constitutional amendments, legislative
PRODUCT VALUES. THEY DO NOT REFLECT          enactments, executive orders,
SALES CHARGES, EXPENSES AND FEES             administrative regulations, voter
ASSESSED IN CONNECTION WITH A VARIABLE       initiatives and the economics of the
PRODUCT. SALES CHARGES, EXPENSES AND         regions in which the issuers in which
FEES, WHICH ARE DETERMINED BY THE            the Fund invests are located.
VARIABLE PRODUCT ISSUERS, WILL VARY AND
WILL LOWER THE TOTAL RETURN.                     If the seller of a repurchase
                                             agreement in which the Fund invests
    THE MOST RECENT MONTH-END                defaults on its obligation or declares
PERFORMANCE DATA AT THE FUND LEVEL,          bankruptcy, the Fund may experience
EXCLUDING VARIABLE PRODUCT CHARGES, IS       delays in selling the securities
AVAILABLE ON THIS AIM AUTOMATED              underlying the repurchase agreement.
INFORMATION LINE, 866-702-4402.
                                                 To the extent that the Fund is
AS MENTIONED ABOVE, FOR THE MOST RECENT      concentrated in securities of issuers in
MONTH-END PERFORMANCE INCLUDING VARIABLE     the banking and financial services
PRODUCT CHARGES, PLEASE CONTACT YOUR         industries, the Fund's performance will
VARIABLE PRODUCT ISSUER OR FINANCIAL         depend on the overall condition of those
ADVISOR.                                     industries. The value of these
                                             securities can be sensitive to changes
                                             in government regulation and interest
                                             rates and economic downturns in the
                                             United States and abroad.

AIM V.I. Money Market Fund

SCHEDULE OF INVESTMENTS

December 31, 2007


                                                          PRINCIPAL
                                                          AMOUNT
                                               MATURITY    (000)        VALUE
--------------------------------------------------------------------------------
COMMERCIAL PAPER-34.65%(a)

ASSET-BACKED SECURITIES- COMMERCIAL LOANS/
  LEASES-9.15%

Amstel Funding Corp. (Acquired 12/04/07; Cost
  $496,250) 6.00%(b)(c)                        01/18/08    $  500     $  498,583
--------------------------------------------------------------------------------
  (Acquired 12/04/07; Cost $1,188,216)
  6.00%(b)(c)                                  01/22/08     1,998      1,193,807
--------------------------------------------------------------------------------
  (Acquired 12/07/07; Cost $793,611)
  6.25%(b)(c)                                  01/22/08       800        797,084
--------------------------------------------------------------------------------
Atlantis One Funding Corp. (Acquired
  10/26/07; Cost $1,975,800) 4.84%(b)(c)       01/24/08     2,000      1,993,816
================================================================================
                                                                       4,483,290
================================================================================

ASSET-BACKED SECURITIES-FULLY SUPPORTED
  BANK-12.61%

Concord Minutemen Capital Co., LLC-Series A,
  (Multi CEP's-Liberty Hampshire Co., LLC,
  agent) (Acquired 10/24/07; Cost $1,966,533)
  5.02%(b)                                     02/21/08     2,000      1,985,777
--------------------------------------------------------------------------------
Ticonderoga Funding LLC (CEP-Bank of America,
  N.A.) (Acquired 11/09/07; Cost $1,692,952)
  4.85%(b)                                     01/22/08     1,710      1,705,162
--------------------------------------------------------------------------------
Variable Funding Capital Co., LLC
  (CEP-Wachovia Bank, N.A.) (Acquired
  11/26/07; Cost $2,478,333) 5.20%(b)          01/25/08     2,500      2,491,333
================================================================================
                                                                       6,182,272
================================================================================

ASSET-BACKED SECURITIES-MULTI-PURPOSE-8.10%

Atlantic Asset Securitization LLC (Acquired
  11/02/07; Cost $1,975,258) 4.75%(b)          01/16/08     1,995      1,991,052
--------------------------------------------------------------------------------
Gemini Securitization Corp., LLC (Acquired
  12/04/07; Cost $1,972,093) 5.52%(b)          03/04/08     2,000      1,980,680
================================================================================
                                                                       3,971,732
================================================================================

ASSET-BACKED SECURITIES-TRADE
  RECEIVABLES-2.85%

CAFCO, LLC (Acquired 10/24/07; Cost
  $1,381,554) 4.89%(b)                         01/29/08     1,400      1,394,675
================================================================================

REGIONAL BANKS-1.94%

Danske Corp. 4.25%(c)                          02/01/08       955        951,505
================================================================================
    Total Commercial Paper (Cost $16,983,474)                         16,983,474
================================================================================

VARIABLE RATE DEMAND NOTES-21.45%(d)

INSURED-0.47%(e)

Omaha (City of), Nebraska; (Riverfront
  Redevelopment Project); Series 2002 B,
  Special Obligation Taxable RB (INS-Ambac
  Assurance Corp.) 4.91%(f)                    02/01/13       230        230,000
================================================================================

                                                          PRINCIPAL
                                                          AMOUNT
                                               MATURITY    (000)        VALUE
--------------------------------------------------------------------------------


LETTER OF CREDIT ENHANCED-20.98%(g)

A Mining Group LLC; Series 2006, Incremental
  Taxable Bonds (LOC-Wachovia Bank, N.A.)
  5.22%(f)                                     06/01/29    $  200     $  200,000
--------------------------------------------------------------------------------
Albany (City of), New York Industrial
  Development Agency (Albany Medical Center
  Hospital); Series 2006 B, Taxable IDR
  (LOC-RBS Citizens, N.A.) 4.86%(f)            05/01/35       985        985,000
--------------------------------------------------------------------------------
Albuquerque (City of), New Mexico (KTech
  Corp. Project); Series 2002, Taxable RB
  (LOC-Wells Fargo Bank, N.A.) 4.90%           08/01/25       650        650,000
--------------------------------------------------------------------------------
Corp. Finance Managers Inc., Integrated Loan
  Program; Series 2003 B, PARTs (LOC-Wells
  Fargo Bank, N.A.) 4.90%(f)                   02/02/43     2,045      2,045,000
--------------------------------------------------------------------------------
EPC Allentown, LLC; Series 2005, Taxable
  Floating Rate Bonds (LOC-Wachovia Bank,
  N.A.) 5.11%(f)                               07/01/30     3,200      3,200,000
--------------------------------------------------------------------------------
Roman Catholic Diocese of Charlotte; Series
  2002, Taxable Floating Rate Bonds
  (LOC-Wachovia Bank, N.A.) 5.11%(f)           05/01/14     1,200      1,200,000
--------------------------------------------------------------------------------
Thomasville (City of), Georgia Payroll
  Development Authority (American Fresh Foods
  L.P.); Series 2005 B, Taxable RB
  (LOC-Wachovia Bank, N.A.) 5.17%(f)           09/01/17     2,000      2,000,000
================================================================================
                                                                      10,280,000
================================================================================
    Total Variable Rate Demand Notes (Cost
      $10,510,000)                                                    10,510,000
================================================================================

CERTIFICATES OF DEPOSIT-10.21%

Barclays Bank PLC 4.93%                        02/25/08     2,000      2,000,015
--------------------------------------------------------------------------------
UBS A.G. 5.38%                                 06/02/08     1,000      1,000,000
--------------------------------------------------------------------------------
Unicredito Italiano S.p.A. (United Kingdom)
  4.96%(c)                                     02/26/08     2,000      2,000,030
================================================================================
    Total Certificates of Deposit (Cost
      $5,000,045)                                                      5,000,045
================================================================================

MEDIUM-TERM NOTES-5.51%

Metropolitan Life Global Funding I
  Floating Rate MTN (Acquired 11/10/04; Cost
  $700,525) 4.97%(b)(h)                        01/28/08       700        700,049
--------------------------------------------------------------------------------
Societe Generale S.A. Unsec. Floating Rate
  MTN 5.23%(c)(h)                              08/01/08     2,000      2,000,000
================================================================================
    Total Medium-Term Notes (Cost $2,700,049)                          2,700,049
================================================================================

MASTER NOTE AGREEMENTS-4.08%

Merrill Lynch Mortgage Capital, Inc.
  (Acquired 10/10/07; Cost $2,000,000)
  4.63%(b)(f)(i)                               01/08/08     2,000      2,000,000
================================================================================

FUNDING AGREEMENTS-2.04%

New York Life Insurance Co. (Acquired
  04/04/07; Cost $1,000,000) 5.29%(b)(h)(j)    04/04/08     1,000      1,000,000
================================================================================

AIM V.I. Money Market Fund


                                                          PRINCIPAL
                                                          AMOUNT
                                               MATURITY    (000)        VALUE
--------------------------------------------------------------------------------

ASSET-BACKED SECURITIES-2.04%

ASSET-BACKED SECURITIES-FULLY SUPPORTED
  BANK-2.04%

RACERS Trust Series 2004-6-MM, Floating Rate
  Notes (CEP-Lehman Brothers Holdings Inc.)
  (Acquired 04/13/07; Cost $1,000,000)
  4.95%(b)(h)                                  01/22/08    $1,000     $1,000,000
================================================================================
TOTAL INVESTMENTS (excluding Repurchase
  Agreements)-79.98% (Cost $39,193,568)                               39,193,568
================================================================================


                                                          REPURCHASE
                                                            AMOUNT
-----------------------------------------------------------------------------------
REPURCHASE AGREEMENTS-20.16%(k)

Fortis Bank S.A., Joint agreement dated
  12/31/07, aggregate maturing value
  $800,204,444 (collateralized by Corporate
  obligations valued at $840,000,000;
  0.00%-6.00%, 12/25/34-07/10/52) 4.60%,
  01/02/08(c)                                              2,000,511      2,000,000
-----------------------------------------------------------------------------------

                                                          REPURCHASE
                                                            AMOUNT         VALUE
-----------------------------------------------------------------------------------
Greenwich Capital Markets, Inc., Joint
  agreement dated 12/31/07, aggregate
  maturing value $1,300,343,056
  (collateralized by U.S. Government
  obligations valued at $1,326,003,952;
  4.00%-8.00%, 09/01/11-11/01/47) 4.75%,
  01/02/08                                                $7,882,634    $ 7,880,554
===================================================================================
    Total Repurchase Agreements (Cost
      $9,880,554)                                                         9,880,554
===================================================================================
TOTAL INVESTMENTS-100.14% (Cost
  $49,074,122)(l)(m)                                                     49,074,122
-----------------------------------------------------------------------------------
OTHER ASSETS LESS LIABILITIES- (0.14)%                                      (66,674)
-----------------------------------------------------------------------------------
NET ASSETS-100.00%                                                      $49,007,448
___________________________________________________________________________________
===================================================================================

Investment Abbreviations:

CEP     - Credit Enhancement Provider
IDR     - Industrial Development Revenue Bonds
INS     - Insurer
LOC     - Letter of Credit
MTN     - Medium-Term Notes
PARTs   - Pooled Adjustable Rate Taxable Notes(SM)
RACERS  - Restructured Asset Certificates with Enhanced ReturnS(SM)
RB      - Revenue Bonds
STRIPS  - Separately Traded Registered Interest and Principal Security
Unsec.  - Unsecured

Notes to Schedule of Investments:

(a) Securities may be traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.
(b) Security not registered under the Securities Act of 1933, as amended (e.g., the security was purchased in a Rule 144A transaction or a Regulation D transaction). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The Fund has no rights to demand registration of these securities. The aggregate value of these securities at December 31, 2007 was $20,732,018, which represented 42.30% of the Fund's Net Assets. Unless otherwise indicated, these securities are not considered to be illiquid.
(c) The security is credit guaranteed, enhanced or has credit risk by a foreign entity. The foreign credit exposure to countries other than the United States of America (as a percentage of net assets) is summarized as follows:
    Netherlands: 9.15%; other countries less than 5%: 14.19%.
(d) Demand security payable upon demand by the Fund at specified time intervals no greater than thirteen months. Interest rate is redetermined periodically. Rate shown is the rate in effect on December 31, 2007.
(e) Principal and/or interest payments are secured by the bond insurance company listed.
(f) In accordance with the procedures established by the Board of Trustees, investments are through participation in joint accounts with other mutual funds, private accounts and certain non-registered investment companies managed by the investment advisor or its affiliates.
(g) Principal and interest payments are fully enhanced by a letter of credit from the bank listed or a predecessor bank, branch or subsidiary.
(h) Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on December 31, 2007.
(i) The Fund may demand prepayment of notes purchased under the Master Note Purchase Agreement upon one or two business day's notice depending upon the timing of the demand. Interest rates on master notes are redetermined daily. Rate shown is the rate in effect on December 31, 2007.
(j) Security considered to be illiquid. The Fund is limited to investing 10% of net assets in illiquid securities at the time of purchase. The value of this security considered illiquid at December 31, 2007 represented 2.04% of the Fund's Net Assets.
(k) Principal amount equals value at period end. See Note 1I.
(l) Also represents cost for federal income tax purposes.
(m) This table provides a listing of those entities that have either issued, guaranteed, backed or otherwise enhanced the credit quality of more than 5% of the securities held in the portfolio. In instances where the entity has guaranteed, backed or otherwise enhanced the credit quality of a security, it is not primarily responsible for the issuer's obligations but may be called upon to satisfy the issuer's obligations.

   ENTITIES                                                      PERCENTAGE
   ------------------------------------------------------------------------
   Wachovia Bank, N.A.                                              18.6%
   ------------------------------------------------------------------------
   Wells Fargo Bank, N.A.                                            5.5
   ------------------------------------------------------------------------
   Amstel Funding Corp.                                              5.1
   ________________________________________________________________________
   ========================================================================

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM V.I. Money Market Fund

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2007

ASSETS:

Investments, excluding repurchase agreements,
  at value (Cost $39,193,568)                   $39,193,568
-----------------------------------------------------------
Repurchase agreements (Cost $9,880,554)           9,880,554
===========================================================
Total investments (Cost $49,074,122)             49,074,122
===========================================================
Receivables for:
  Fund shares sold                                   45,264
-----------------------------------------------------------
  Interest                                          148,901
-----------------------------------------------------------
Investment for trustee deferred compensation
  and retirement plans                               46,645
===========================================================
     Total assets                                49,314,932
___________________________________________________________
===========================================================


LIABILITIES:

Payables for:
  Fund shares reacquired                            189,826
-----------------------------------------------------------
  Dividends                                              30
-----------------------------------------------------------
  Trustee deferred compensation and retirement
     plans                                           53,820
-----------------------------------------------------------
Accrued administrative services fees                 22,851
-----------------------------------------------------------
Accrued distribution fees -- Series II                1,517
-----------------------------------------------------------
Accrued trustees' and officer's fees and
  benefits                                              564
-----------------------------------------------------------
Accrued transfer agent fees                             507
-----------------------------------------------------------
Accrued operating expenses                           38,369
===========================================================
     Total liabilities                              307,484
===========================================================
Net assets applicable to shares outstanding     $49,007,448
___________________________________________________________
===========================================================


NET ASSETS CONSIST OF:

Shares of beneficial interest                   $49,001,104
-----------------------------------------------------------
Undistributed net investment income                   6,344
===========================================================
                                                $49,007,448
___________________________________________________________
===========================================================


NET ASSETS:

Series I                                        $46,492,430
___________________________________________________________
===========================================================
Series II                                       $ 2,515,018
___________________________________________________________
===========================================================

SHARES OUTSTANDING, $0.001 PAR VALUE PER
  SHARE, UNLIMITED NUMBER OF SHARES
  AUTHORIZED:

Series I                                         46,491,132
___________________________________________________________
===========================================================
Series II                                         2,514,890
___________________________________________________________
===========================================================
Series I:
  Net asset value per share                     $      1.00
___________________________________________________________
===========================================================
Series II:
  Net asset value per share                     $      1.00
___________________________________________________________
===========================================================

STATEMENT OF OPERATIONS

For the year ended December 31, 2007

INVESTMENT INCOME:

Interest                                         $2,529,247
___________________________________________________________
===========================================================


EXPENSES:

Advisory fees                                       190,574
-----------------------------------------------------------
Administrative services fees                        137,152
-----------------------------------------------------------
Custodian fees                                        3,470
-----------------------------------------------------------
Distribution fees-Series II                           5,817
-----------------------------------------------------------
Transfer agent fees                                   4,748
-----------------------------------------------------------
Trustees' and officer's fees and benefits            18,036
-----------------------------------------------------------
Professional services fees                           42,732
-----------------------------------------------------------
Other                                                12,534
===========================================================
     Total expenses                                 415,063
===========================================================
     Net investment income                        2,114,184
===========================================================
Net increase in net assets resulting from
  operations                                     $2,114,184
___________________________________________________________
===========================================================

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM V.I. Money Market Fund

STATEMENT OF CHANGES IN NET ASSETS

For the years ended December 31, 2007 and 2006

                                                                 2007           2006
----------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income                                       $ 2,114,184    $ 2,025,521
----------------------------------------------------------------------------------------
Distributions to shareholders from net investment income:
  Series I                                                     (2,016,504)    (1,928,189)
----------------------------------------------------------------------------------------
  Series II                                                       (97,680)       (97,332)
========================================================================================
    Decrease in net assets resulting from distributions        (2,114,184)    (2,025,521)
========================================================================================
Share transactions-net:
  Series I                                                      2,924,198     (1,354,278)
----------------------------------------------------------------------------------------
  Series II                                                       173,554       (738,190)
========================================================================================
    Net increase (decrease) in net assets resulting from
     share transactions                                         3,097,752     (2,092,468)
========================================================================================
    Net increase (decrease) in net assets                       3,097,752     (2,092,468)
========================================================================================

NET ASSETS:

  Beginning of year                                            45,909,696     48,002,164
========================================================================================
  End of year (including undistributed net investment income
    of $6,344 and $6,344, respectively)                       $49,007,448    $45,909,696
________________________________________________________________________________________
========================================================================================

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM V.I. Money Market Fund

NOTES TO FINANCIAL STATEMENTS

December 31, 2007

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM V.I. Money Market Fund (the "Fund") is a series portfolio of AIM Variable Insurance Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of twenty separate portfolios, (each constituting a "Fund"). The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies ("variable products"). Matters affecting each Fund or class will be voted on exclusively by the shareholders of such Fund or class. Current Securities and Exchange Commission ("SEC") guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each Fund or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.

    The Fund's investment objective is to provide as high a level of current income as is consistent with the preservation of capital and liquidity.

A. SECURITY VALUATIONS -- The Fund's securities are recorded on the basis of amortized cost which approximates value as permitted by Rule 2a-7 under the 1940 Act. This method values a security at its cost on the date of purchase and, thereafter, assumes a constant amortization to maturity of any premiums or accretion of any discounts.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a rade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income, adjusted for amortization of premiums and accretion of discounts on investments, is recorded on the accrual basis from settlement date. Paydown gains and losses on mortgage and asset-backed securities are recorded as adjustments to interest income.

       The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds as received are included in the Statement of Operations as realized gain/loss for investments no longer held and as unrealized gain/loss for investments still held.

       Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.

       The Fund allocates realized and unrealized capital gains and losses to a class based on the relative net assets of each class. The Fund allocates income to a class based on the relative value of the settled shares of each class.

C. COUNTRY DETERMINATION -- For the purposes of making investment selection decisions and presentation in the Schedule of Investments, AIM may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer's securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America unless otherwise noted.

D. DISTRIBUTIONS -- Distributions from income are declared daily and paid monthly to separate accounts of participating insurance companies. Distributions from net realized gain, if any, are generally paid annually and recorded on ex-dividend date.

E. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund's taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

       The Fund files tax returns in the U.S. federal jurisdiction and certain other jurisdictions. Generally the Fund is subject to examinations by such taxing authorities for tax periods after 2003.

F. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.

G. ACCOUNTING ESTIMATES -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates.

H. INDEMNIFICATIONS -- Under the Trust's organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust's investment manager) is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these

AIM V.I. Money Market Fund

     arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I. REPURCHASE AGREEMENTS -- The Fund may enter into repurchase agreements. Collateral on repurchase agreements, including the Fund's pro-rata interest in joint repurchase agreements, is taken into possession by the Fund upon entering into the repurchase agreement. Eligible securities for collateral are securities consistent with the Fund's investment objectives and may consist of U.S. Government Securities, U.S. Government Agency Securities and/or, Investment Grade Debt Securities. Collateral consisting of U.S. Government Securities and U.S. Government Agency Securities is marked to market daily to ensure its market value is at least 102% of the sales price of the repurchase agreement. Collateral consisting of Investment Grade Debt Securities is marked to market daily to ensure its market value is at least 105% of the sales price of the repurchase agreement. The investments in some repurchase agreements, pursuant to procedures approved by the Board of Trustees, are through participation with other mutual funds, private accounts and certain non-registered investment companies managed by the investment advisor or its affiliates ("Joint repurchase agreements"). The principal amount of the repurchase agreement is equal to the value at period-end. If the seller of a repurchase agreement fails to repurchase the security in accordance with the terms of the agreement, the Fund might incur expenses in enforcing its rights, and could experience losses, including a decline in the value of the collateral and loss of income.

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM based on the annual rate of the Fund's average daily net assets as follows:

AVERAGE NET ASSETS                                            RATE
-------------------------------------------------------------------
First $250 million                                            0.40%
-------------------------------------------------------------------
Over $250 million                                             0.35%
 __________________________________________________________________
===================================================================


    AIM has contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual operating expenses (excluding certain items discussed below) of Series I shares to 1.30% and Series II shares to 1.45% of average daily net assets, through at least April 30, 2009. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the net annual operating expenses to exceed the numbers reflected above: (i) interest; (ii) taxes; (iii) extraordinary items; (iv) expenses related to a merger or reorganization, as approved by the Fund's Board of Trustees; and (v) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, in addition to the expense reimbursement arrangement with Invesco Ltd. ("Invesco") described more fully below, the only expense offset arrangements from which the Fund may benefit are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. These credits are used to pay certain expenses incurred by the Fund. AIM did not waive fees and/or reimburse expenses during the period under this expense limitation.

    At the request of the Trustees of the Trust, Invesco agreed to reimburse expenses incurred by the Fund in connection with market timing matters in the AIM Funds, which may include legal, audit, shareholder reporting, communications and trustee expenses. For the year ended December 31, 2007, Invesco did not reimburse any expenses.

    The Trust has entered into a master administrative services agreement with AIM pursuant to which the Fund has agreed to pay AIM a fee for costs incurred in providing accounting services and fund administrative services to the Fund and to reimburse AIM for administrative services fees paid to insurance companies that have agreed to provide services to the participants of separate accounts. These administrative services provided by the insurance companies may include, among other things: the printing of prospectuses, financial reports and proxy statements and the delivery of the same to existing participants; the maintenance of master accounts; the facilitation of purchases and redemptions requested by the participants; and the servicing of participants' accounts. Pursuant to such agreement, for the year ended December 31, 2007, AIM was paid $50,000 for accounting and fund administrative services and reimbursed $87,152 for services provided by insurance companies.

    The Trust has entered into a transfer agency and service agreement with AIM Investment Services, Inc. ("AIS") pursuant to which the Fund has agreed to pay AIS a fee for providing transfer agency and shareholder services to the Fund and reimburse AIS for certain expenses incurred by AIS in the course of providing such services. For the year ended December 31, 2007, expenses incurred under the agreement are shown in the Statement of Operations as transfer agent fees.

    The Trust has entered into a master distribution agreement with A I M Distributors, Inc. ("ADI") to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Series II shares (the "Plan"). The Fund, pursuant to the Plan, pays ADI compensation at the annual rate of 0.25% of the Fund's average daily net assets of Series II shares. Of the Plan payments, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. For the year ended December 31, 2007, expenses incurred under the Plan are detailed in the Statement of Operations as distribution fees.

    Certain officers and trustees of the Trust are officers and directors of AIM, AIS and/or ADI.

NOTE 3--TRUSTEES' AND OFFICER'S FEES AND BENEFITS

"Trustees' and Officer's Fees and Benefits" include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and "Trustees' and Officer's Fees and Benefits" also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral

AIM V.I. Money Market Fund

accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. "Trustees' and Officer's Fees and Benefits" include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

    During the year ended December 31, 2007, the Fund paid legal fees of $3,655 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 4--BORROWINGS

Pursuant to an exemptive order from the Securities and Exchange Commission, the Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. A loan will be secured by collateral if the Fund's aggregate borrowings from all sources exceeds 10% of the Fund's total assets. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan.

    Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with The Bank of New York, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and AIM, not to exceed the contractually agreed upon rate.

NOTE 5--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS

DISTRIBUTIONS TO SHAREHOLDERS:

The tax character of distributions paid during the years December 31, 2007 and 2006 was as follows:

                                                                 2007          2006
--------------------------------------------------------------------------------------
Distributions paid from ordinary income                       $2,114,184    $2,025,521
______________________________________________________________________________________
======================================================================================


TAX COMPONENTS OF NET ASSETS:

As of December 31, 2007, the components of net assets on a tax basis were as follows:

                                                                   2007
---------------------------------------------------------------------------
Undistributed ordinary income                                   $    52,932
---------------------------------------------------------------------------
Temporary book/tax differences                                      (46,588)
---------------------------------------------------------------------------
Shares of beneficial interest                                    49,001,104
===========================================================================
  Total net assets                                              $49,007,448
___________________________________________________________________________
===========================================================================


    The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

    The Fund does not have a capital loss carryforward as of December 31, 2007.

AIM V.I. Money Market Fund

NOTE 6--SHARE INFORMATION

                                            Changes in Shares Outstanding
----------------------------------------------------------------------------------------------------------------------
                                                                      YEAR ENDED                    Year ended
                                                                DECEMBER 31, 2007 (a)           December 31, 2006
                                                              --------------------------    --------------------------
                                                                SHARES         AMOUNT         SHARES         AMOUNT
----------------------------------------------------------------------------------------------------------------------
Sold:
  Series I                                                     33,843,692    $33,843,692     29,676,430    $29,676,430
----------------------------------------------------------------------------------------------------------------------
  Series II                                                       611,826        611,826        808,564        808,564
======================================================================================================================
Issued as reinvestment of dividends:
  Series I                                                      2,016,467      2,016,467      1,928,164      1,928,164
----------------------------------------------------------------------------------------------------------------------
  Series II                                                        97,676         97,676         97,332         97,332
======================================================================================================================
Reacquired:
  Series I                                                    (32,935,961)   (32,935,961)   (32,958,863)   (32,958,863)
----------------------------------------------------------------------------------------------------------------------
  Series II                                                      (535,948)      (535,948)    (1,644,095)    (1,644,095)
======================================================================================================================
                                                                3,097,752    $ 3,097,752     (2,092,468)   $(2,092,468)
______________________________________________________________________________________________________________________
======================================================================================================================

(a) There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate they own 85% of the outstanding shares of the Fund. The Fund and the Fund's principal underwriter or advisor, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, AIM and/or AIM affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, AIM and or AIM affiliates including but not limited to services such as, securities brokerage, third party record keeping and account servicing and administrative services. The Trust has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

NOTE 7--SIGNIFICANT EVENT

At a meeting held on December 13, 2007, the Board of Trustees of Trust approved certain proposals to be presented for shareholder approval at a special meeting of the shareholders of the Trust intended to be held on February 29, 2008 (the "Special Meeting"). At the Special Meeting, shareholders of record as of the close of business on November 30, 2007, are entitled to vote their respective shares on several proposals that including, among others the following proposal(s).

    New proposed sub-advisory agreement between A I M Advisors, Inc. ("AIM") and each of AIM Funds Management Inc., Invesco Asset Management Deutschland, GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Global Asset Management (N.A.), Inc., Invesco Hong Kong Limited, Invesco Institutional (N.A.), Inc. and Invesco Senior Secured Management, Inc. (collectively, the "Affiliated Sub-Advisers") (the "New Sub-advisory Arrangements"). This proposal is intended to benefit the Fund and its shareholders by permitting AIM to utilize the additional resources and talent of these affiliated sub-advisers in managing the Fund. Because AIM would pay all of the sub-advisory fees of the sub-advisers, the new sub-advisory arrangements would not affect the fees the Fund pays pursuant to the advisory agreement. If approved by shareholders, the New Sub-advisory Arrangements are expected to become effective on or about May 1, 2008.

NOTE 8--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                     SERIES I
                                                                             YEAR ENDED DECEMBER 31,
                                                              ------------------------------------------------------
                                                               2007          2006       2005       2004       2003
--------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $  1.00       $  1.00    $  1.00    $  1.00    $  1.00
====================================================================================================================
Net investment income                                            0.04          0.04       0.02       0.01       0.01
====================================================================================================================
Less dividends from net investment income                       (0.04)        (0.04)     (0.02)     (0.01)     (0.01)
====================================================================================================================
Net asset value, end of period                                $  1.00       $  1.00    $  1.00    $  1.00    $  1.00
____________________________________________________________________________________________________________________
====================================================================================================================
Total return(a)                                                  4.54%         4.27%      2.51%      0.69%      0.58%
____________________________________________________________________________________________________________________
====================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $46,492       $43,568    $44,923    $54,008    $77,505
____________________________________________________________________________________________________________________
====================================================================================================================
Ratio of expenses to average net assets                          0.86%(b)      0.90%      0.82%      0.75%      0.66%
____________________________________________________________________________________________________________________
====================================================================================================================
Ratio of net investment income to average net assets             4.45%(b)      4.20%      2.46%      0.67%      0.59%
____________________________________________________________________________________________________________________
====================================================================================================================

(a) Includes adjustments in accordance with accounting principles generally accepted in the United States of America. Total returns do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.
(b)  Ratios are based on average daily net assets of $45,316,964.

AIM V.I. Money Market Fund

                                                                                   SERIES II
                                                                            YEAR ENDED DECEMBER 31,
                                                              ----------------------------------------------------
                                                               2007          2006      2005      2004       2003
------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $  1.00       $ 1.00    $ 1.00    $  1.00    $  1.00
==================================================================================================================
Net investment income                                            0.04         0.04      0.02      0.004      0.003
==================================================================================================================
Less dividends from net investment income                       (0.04)       (0.04)    (0.02)    (0.004)    (0.003)
==================================================================================================================
Net asset value, end of period                                $  1.00       $ 1.00    $ 1.00    $  1.00    $  1.00
__________________________________________________________________________________________________________________
==================================================================================================================
Total return(a)                                                  4.28%        4.01%     2.26%      0.44%      0.33%
__________________________________________________________________________________________________________________
==================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $ 2,515       $2,341    $3,080    $ 6,076    $ 2,382
__________________________________________________________________________________________________________________
==================================================================================================================
Ratio of expenses to average net assets                          1.11%(b)     1.15%     1.07%      1.00%      0.91%
__________________________________________________________________________________________________________________
==================================================================================================================
Ratio of net investment income to average net assets             4.20%(b)     3.95%     2.21%      0.42%      0.34%
__________________________________________________________________________________________________________________
==================================================================================================================

(a) Includes adjustments in accordance with accounting principles generally accepted in the United States of America. Total returns do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.
(b)  Ratios are based on average daily net assets of $2,326,628.

NOTE 9--LEGAL PROCEEDINGS

Terms used in the Legal Proceedings Note are defined terms solely for the purpose of this note.


PENDING LITIGATION AND REGULATORY INQUIRIES


On August 30, 2005, the West Virginia Office of the State Auditor -- Securities Commission ("WVASC") issued a Summary Order to Cease and Desist and Notice of Right to Hearing to A I M Advisors, Inc. ("AIM") and A I M Distributors, Inc. ("ADI") (Order No. 05-1318). The WVASC makes findings of fact that AIM and ADI entered into certain arrangements permitting market timing of the AIM Funds and failed to disclose these arrangements in the prospectuses for such Funds, and conclusions of law to the effect that AIM and ADI violated the West Virginia securities laws. The WVASC orders AIM and ADI to cease any further violations and seeks to impose monetary sanctions, including restitution to affected investors, disgorgement of fees, reimbursement of investigatory, administrative and legal costs and an "administrative assessment," to be determined by the Commissioner. Initial research indicates that these damages could be limited or capped by statute. By agreement with the Commissioner of Securities, AIM's time to respond to that Order has been indefinitely suspended.

    Civil lawsuits, including purported class action and shareholder derivative suits, have been filed against certain of the AIM Funds, INVESCO Funds Group, Inc. ("IFG") (the former investment advisor to certain AIM Funds), AIM, ADI and/or related entities and individuals, depending on the lawsuit, alleging:

    - that the defendants permitted improper market timing and related activity in the AIM Funds; and

    - that certain AIM Funds inadequately employed fair value pricing.

    These lawsuits allege as theories of recovery, depending on the lawsuit, violations of various provisions of the Federal and state securities laws and ERISA, negligence, breach of fiduciary duty and/or breach of contract. These lawsuits seek remedies that include, depending on the lawsuit, damages, restitution, injunctive relief, imposition of a constructive trust, removal of certain directors and/or employees, various corrective measures under ERISA, rescission of certain AIM Funds' advisory agreements and/or distribution plans and recovery of all fees paid.

    All lawsuits based on allegations of market timing, late trading and related issues have been transferred to the United States District Court for the District of Maryland (the "MDL Court"). Pursuant to an Order of the MDL Court, plaintiffs in these lawsuits consolidated their claims for pre-trial purposes into three amended complaints against various AIM- and IFG-related parties: (i) a Consolidated Amended Class Action Complaint purportedly brought on behalf of shareholders of the AIM Funds; (ii) a Consolidated Amended Fund Derivative Complaint purportedly brought on behalf of the AIM Funds and fund registrants; and (iii) an Amended Class Action Complaint for Violations of the Employee Retirement Income Securities Act ("ERISA") purportedly brought on behalf of participants in Invesco Ltd. ("Invesco") 401(k) plan. Based on orders issued by the MDL Court, all claims asserted against the AIM Funds that have been transferred to the MDL Court have been dismissed, although certain Funds remain nominal defendants in the Consolidated Amended Fund Derivative Complaint. On September 15, 2006, the MDL Court granted the Invesco defendants' motion to dismiss the Amended Class Action Complaint for Violations of ERISA and dismissed such Complaint. The plaintiff has commenced an appeal from that decision.

    IFG, AIM, ADI and/or related entities and individuals have received inquiries from numerous regulators in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, among others, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to
Section 529 college savings plans and procedures for locating lost security holders. IFG, AIM and ADI have advised the Fund that they are providing full cooperation with respect to these inquiries. Regulatory actions and/or additional civil lawsuits related to these or other issues may be filed against the AIM Funds, IFG, AIM and/or related entities and individuals in the future.

    At the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the outcome of the Pending Litigation and Regulatory Inquiries described above may have on AIM, ADI or the Fund.

AIM V.I. Money Market Fund

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of AIM Variable Insurance Funds and Shareholders of AIM V. I. Money Market Fund:



In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of AIM V.I. Money Market Fund (one of the funds constituting AIM Variable Insurance Funds, hereafter referred to as the "Fund") at December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights for each of the periods ended on or before December 31, 2004 were audited by another independent registered public accounting firm whose report dated February 4, 2005 expressed an unqualified opinion on those financial highlights.

PRICEWATERHOUSECOOPERS LLP

February 12, 2008
Houston, Texas

AIM V.I. Money Market Fund

CALCULATING YOUR ONGOING FUND EXPENSES

EXAMPLE

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service fees (12b-1); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2007, through December 31, 2007.

    The actual and hypothetical expenses in the examples below do not represent the effect of any fees or other expenses assessed in connection with a variable product; if they did, the expenses shown would be higher while the ending account values shown would be lower.

ACTUAL EXPENSES

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return.

    The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

    Please note that the expenses shown in the table are meant to highlight your ongoing costs. Therefore, the hypothetical information is useful in comparing ongoing costs, and will not help you determine the relative total costs of owning different funds.

                                                                                           HYPOTHETICAL
                                                                                     (5% ANNUAL RETURN BEFORE
                                                          ACTUAL                            EXPENSES)
                             BEGINNING           ENDING           EXPENSES           ENDING           EXPENSES        ANNUALIZED
        SHARE              ACCOUNT VALUE      ACCOUNT VALUE      PAID DURING      ACCOUNT VALUE      PAID DURING       EXPENSE
        CLASS               (07/01/07)        (12/31/07)(1)       PERIOD(2)        (12/31/07)         PERIOD(2)         RATIO
      Series I               $1,000.00          $1,022.20           $4.43           $1,020.82           $4.43            0.87%
      Series II               1,000.00           1,020.90            5.71            1,019.56            5.70            1.12

(1) The actual ending account value is based on the actual total return of the Fund for the period July 1, 2007, through December 31, 2007, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund's expense ratio and a hypothetical annual return of 5% before expenses.
(2) Expenses are equal to the Fund's annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

AIM V.I. Money Market Fund

TAX INFORMATION

Form 1099-DIV, Form 1042-S and other year -- end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

    The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state's requirement.

    The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended December 31, 2007:

       FEDERAL AND STATE INCOME TAX

         Corporate Dividends Received Deduction*                          0%

       * The above percentage is based on ordinary income dividends paid to shareholders during the fund's fiscal year.

AIM V.I. Money Market Fund

TRUSTEES AND OFFICERS

The address of each trustee and officer of AIM Variable Insurance Funds (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. Each trustee oversees 104 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

                                                                                       OTHER
                                  TRUSTEE                                              TRUSTEESHIP(S)/
NAME, YEAR OF BIRTH AND           AND/OR                                               DIRECTORSHIP(S)
POSITION(S) HELD WITH THE         OFFICER    PRINCIPAL OCCUPATION(S)                   HELD BY
TRUST                             SINCE      DURING PAST 5 YEARS                       TRUSTEE/ DIRECTOR
-------------------------------------------------------------------------------------------------------------------------
 Interested Persons
-------------------------------------------------------------------------------------------------------------------------

   Martin L. Flanagan(1) -- 1960  2007       Director, Chief Executive Officer and     None
   Trustee                                   President, Invesco Ltd. (ultimate parent
                                             of AIM and a global investment
                                             management firm) and, Invesco Holding
                                             Company (parent of AIM and a global
                                             investment management firm); Chairman,
                                             A I M Advisors, Inc. (registered
                                             investment advisor); Director, Chairman,
                                             Chief Executive Officer and President,
                                             IVZ Inc. (holding company); and INVESCO
                                             North American Holdings, Inc. (holding
                                             company); Chairman and President,
                                             INVESCO Group Services, Inc. (service
                                             provider); Trustee, The AIM Family of
                                             Funds(R); Vice Chairman, Investment
                                             Company Institute; and Member of
                                             Executive Board, SMU Cox School of
                                             Business

                                             Formerly: Chairman, Investment Company
                                             Institute; President, Co-Chief Executive
                                             Officer, Co-President, Chief Operating
                                             Officer and Chief Financial Officer,
                                             Franklin Resources, Inc. (global
                                             investment management organization)
-------------------------------------------------------------------------------------------------------------------------

   Philip A. Taylor(2) -- 1954    2006       Director, Chief Executive Officer and     None
   Trustee, President and                    President, AIM Mutual Fund Dealer Inc.
   Principal                                 (registered broker dealer), A I M
   Executive Officer                         Advisors, Inc., AIM Funds Management
                                             Inc. d/b/a INVESCO Enterprise Services
                                             (registered investment advisor and
                                             registered transfer agent), AIM Trimark
                                             Corporate Class Inc. (formerly AIM
                                             Trimark Global Fund Inc.) (corporate
                                             mutual fund company) and AIM Trimark
                                             Canada Fund Inc. (corporate mutual fund
                                             company), and 1371 Preferred Inc.
                                             (holding company); Director, Chairman,
                                             Chief Executive Officer and President,
                                             A I M Management Group Inc. (financial
                                             services holding company) and A I M
                                             Capital Management, Inc. (registered
                                             investment advisor); Director and
                                             President, INVESCO Funds Group, Inc.
                                             (registered investment advisor and
                                             register transfer agent) and AIM GP
                                             Canada Inc. (general partner for a
                                             limited partnership); Director, A I M
                                             Distributors, Inc. (registered broker
                                             dealer); Director and Chairman, AIM
                                             Investment Services, Inc. (registered
                                             transfer agent) and INVESCO
                                             Distributors, Inc. (registered broker
                                             dealer); Director, President and
                                             Chairman, IVZ Callco Inc. (holding
                                             company), INVESCO Inc. (holding company)
                                             and AIM Canada Holdings Inc. (holding
                                             company); Trustee, President and
                                             Principal Executive Officer of The AIM
                                             Family of Funds--Registered Trademark--
                                             (other than AIM Treasurer's Series
                                             Trust, Short-Term Investments Trust and
                                             Tax-Free Investments Trust); Trustee and
                                             Executive Vice President, The AIM Family
                                             of Funds--Registered Trademark-- (AIM
                                             Treasurer's Series Trust, Short-Term
                                             Investments Trust and Tax-Free
                                             Investments Trust only); and Manager,
                                             PowerShares Capital Management LLC

                                             Formerly: Director and Chairman, Fund
                                             Management Company (registered broker
                                             dealer); President and Principal
                                             Executive Officer, The AIM Family of
                                             Funds--Registered Trademark-- (AIM
                                             Treasurer's Series Trust, Short-Term
                                             Investments Trust and Tax-Free
                                             Investments Trust only); Chairman, AIM
                                             Canada Holdings, Inc.; President, AIM
                                             Trimark Global Fund Inc. and AIM Trimark
                                             Canada Fund Inc.; and Director, Trimark
                                             Trust (federally regulated Canadian
                                             Trust Company)
-------------------------------------------------------------------------------------------------------------------------
 Independent Trustees
-------------------------------------------------------------------------------------------------------------------------

   Bruce L. Crockett -- 1944      1993       Chairman, Crockett Technology Associates  ACE Limited (insurance company);
   Trustee and Chair                         (technology consulting company)           and Captaris, Inc. (unified
                                                                                       messaging provider)
-------------------------------------------------------------------------------------------------------------------------

   Bob R. Baker -- 1936           2004       Retired                                   None
   Trustee
-------------------------------------------------------------------------------------------------------------------------

   Frank S. Bayley -- 1939        2001       Retired                                   None
   Trustee
                                             Formerly: Partner, law firm of Baker &
                                             McKenzie and Director, Badgley Funds,
                                             Inc. (registered investment company) (2
                                             portfolios)
-------------------------------------------------------------------------------------------------------------------------

   James T. Bunch -- 1942         2004       Founder, Green, Manning & Bunch Ltd.,     None
   Trustee                                   (investment banking firm)
                                             Formerly: Director, Policy Studies, Inc.
                                             and Van Gilder Insurance Corporation
-------------------------------------------------------------------------------------------------------------------------

   Albert R. Dowden -- 1941       2000       Director of a number of public and        None
   Trustee                                   private business corporations, including
                                             the Boss Group Ltd. (private investment
                                             and management); Reich & Tang Funds
                                             (Chairman) (registered investment
                                             company) (7 portfolios), Daily Income
                                             Fund (4 portfolios), California Daily
                                             Tax Free Income Fund, Inc., Connecticut
                                             Daily Tax Free Income Fund, Inc. and New
                                             Jersey Daily Municipal Fund, Inc.,
                                             Annuity and Life Re (Holdings), Ltd.
                                             (insurance company), and Homeowners of
                                             America Holding Corporation (property
                                             casualty company)

                                             Formerly: Director, CompuDyne
                                             Corporation (provider of product and
                                             services to the public security market);
                                             Director, President and Chief Executive
                                             Officer, Volvo Group North America,
                                             Inc.; Senior Vice President, AB Volvo;
                                             Director of various affiliated Volvo
                                             companies; and Director, Magellan
                                             Insurance Company
-------------------------------------------------------------------------------------------------------------------------

   Jack M. Fields -- 1952         1997       Chief Executive Officer, Twenty First     Administaff
   Trustee                                   Century Group, Inc. (government affairs
                                             company); and Owner and Chief Executive
                                             Officer, Dos Angelos Ranch, L.P.
                                             (cattle, hunting, corporate
                                             entertainment)
                                             Formerly: Chief Executive Officer,
                                             Texana Timber LP (sustainable forestry
                                             company), and Discovery Global Education
                                             Fund (non-profit)

-------------------------------------------------------------------------------------------------------------------------

   Carl Frischling -- 1937        1993       Partner, law firm of Kramer Levin         Director, Reich & Tang Funds) (15
   Trustee                                   Naftalis and Frankel LLP                  portfolios)
-------------------------------------------------------------------------------------------------------------------------

   Prema Mathai-Davis -- 1950     1998       Formerly: Chief Executive Officer, YWCA   None
   Trustee                                   of the USA
-------------------------------------------------------------------------------------------------------------------------

   Lewis F. Pennock -- 1942       1993       Partner, law firm of Pennock & Cooper     None
   Trustee
-------------------------------------------------------------------------------------------------------------------------

   Larry Soll -- 1942             2004       Retired                                   None
   Trustee
-------------------------------------------------------------------------------------------------------------------------

   Raymond Stickel, Jr. -- 1944   2005       Retired                                   None
   Trustee                                   Formerly: Partner, Deloitte & Touche;
                                             and Director, Mainstay VP Series Funds,
                                             Inc. (25 portfolios)
-------------------------------------------------------------------------------------------------------------------------

(1) Mr. Flanagan was appointed as Trustee of the Trust on February 24, 2007. Mr. Flanagan is considered an interested person of the Trust because he is an officer of the advisor to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the advisor to the Trust.
(2) Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.

AIM V.I. Money Market Fund

                                                                                       OTHER
                                  TRUSTEE                                              TRUSTEESHIP(S)/
NAME, YEAR OF BIRTH AND           AND/OR                                               DIRECTORSHIP(S)
POSITION(S) HELD WITH THE         OFFICER    PRINCIPAL OCCUPATION(S)                   HELD BY TRUSTEE/
TRUST                             SINCE      DURING PAST 5 YEARS                       DIRECTOR
-------------------------------------------------------------------------------------------------------------------------
 Other Officers
-------------------------------------------------------------------------------------------------------------------------

   Russell C. Burk -- 1958        2005       Senior Vice President and Senior Officer  N/A
   Senior Vice President and                 of The AIM Family of Funds--Registered
   Senior Officer                            Trademark--
                                             Formerly: Director of Compliance and
                                             Assistant General Counsel, ICON
                                             Advisers, Inc.; Financial Consultant,
                                             Merrill Lynch; General Counsel and
                                             Director of Compliance, ALPS Mutual
                                             Funds, Inc.
-------------------------------------------------------------------------------------------------------------------------

   John M. Zerr -- 1962           2006       Director, Senior Vice President,          N/A
   Senior Vice President, Chief              Secretary and General Counsel, A I M
   Legal Officer and Secretary               Management Group Inc., A I M Advisors,
                                             Inc. and A I M Capital Management, Inc.;
                                             Director, Vice President and Secretary,
                                             AIM Investment Services, Inc. and
                                             INVESCO Distributors, Inc.; Director,
                                             Senior Vice President and Secretary,
                                             A I M Distributors, Inc.; Director and
                                             Vice President, INVESCO Funds Group
                                             Inc.; Senior Vice President, Chief Legal
                                             Officer and Secretary of The AIM Family
                                             of Funds--Registered Trademark--; and
                                             Manager, PowerShares Capital Management
                                             LLC

                                             Formerly: Director, Vice President and
                                             Secretary, Fund Management Company; Vice
                                             President, A I M Capital Management,
                                             Inc.; Chief Operating Officer, Senior
                                             Vice President, General Counsel and
                                             Secretary, Liberty Ridge Capital, Inc.
                                             (an investment adviser); Vice President
                                             and Secretary, PBHG Funds (an investment
                                             company); Vice President and Secretary,
                                             PBHG Insurance Series Fund (an
                                             investment company); General Counsel and
                                             Secretary, Pilgrim Baxter Value
                                             Investors (an investment adviser); Chief
                                             Operating Officer, General Counsel and
                                             Secretary, Old Mutual Investment
                                             Partners (a broker-dealer); General
                                             Counsel and Secretary, Old Mutual Fund
                                             Services (an administrator); General
                                             Counsel and Secretary, Old Mutual
                                             Shareholder Services (a shareholder
                                             servicing center); Executive Vice
                                             President, General Counsel and
                                             Secretary, Old Mutual Capital, Inc. (an
                                             investment adviser); and Vice President
                                             and Secretary, Old Mutual Advisors Funds
                                             (an investment company)
-------------------------------------------------------------------------------------------------------------------------

   Lisa O. Brinkley -- 1959       2004       Global Compliance Director, Invesco       N/A
   Vice President                            Ltd.; and Vice President of The AIM
                                             Family of Funds--Registered Trademark--

                                             Formerly: Senior Vice President, A I M
                                             Management Group Inc. (financial
                                             services holding company); Senior Vice
                                             President and Chief Compliance Officer,
                                             A I M Advisors, Inc. and The AIM Family
                                             of Funds--Registered Trademark--; Vice
                                             President and Chief Compliance Officer,
                                             A I M Capital Management, Inc. and A I M
                                             Distributors, Inc.; Vice President, AIM
                                             Investment Services, Inc. and Fund
                                             Management Company; Senior Vice
                                             President and Chief Compliance Officer
                                             of The AIM Family of Funds--Registered
                                             Trademark--; and Senior Vice President
                                             and Compliance Director, Delaware
                                             Investments Family of Funds
-------------------------------------------------------------------------------------------------------------------------

   Kevin M. Carome -- 1956        2003       General Counsel, Secretary and Senior
   Vice President                            Managing Director, Invesco Ltd.;
                                             Director and Secretary, Invesco Holding
                                             Company Limited, IVZ, Inc. and INVESCO
                                             Group Services, Inc.; Director, INVESCO
                                             Funds Group, Inc.; Secretary, INVESCO
                                             North American Holdings, Inc.; and Vice
                                             President of The AIM Family of
                                             Funds--Registered Trademark--

                                             Formerly: Senior Managing Director,       N/A
                                             Invesco Holding Company Limited;
                                             Director, Senior Vice President,
                                             Secretary and General Counsel, A I M
                                             Management Group Inc. and A I M
                                             Advisors, Inc.; Senior Vice President,
                                             A I M Distributors, Inc.; Director,
                                             General Counsel and Vice President, Fund
                                             Management Company; Vice President,
                                             A I M Capital Management, Inc. and AIM
                                             Investment Services, Inc.; Senior Vice
                                             President, Chief Legal Officer and
                                             Secretary of The AIM Family of
                                             Funds--Registered Trademark--; Director
                                             and Vice President, INVESCO
                                             Distributors, Inc.; Chief Executive
                                             Officer and President, INVESCO Funds
                                             Group, Inc.; and Senior Vice President
                                             and General Counsel, Liberty Financial
                                             Companies, Inc.
-------------------------------------------------------------------------------------------------------------------------

   Sidney M. Dilgren -- 1961      2004       Vice President, A I M Advisors, Inc. and  N/A
   Vice President, Principal                 A I M Capital Management, Inc.; and Vice
   Financial Officer and                     President, Treasurer and Principal
   Treasurer                                 Financial Officer of The AIM Family of
                                             Funds--Registered Trademark--

                                             Formerly: Fund Treasurer, A I M
                                             Advisors, Inc.; Senior Vice President,
                                             AIM Investment Services, Inc.; and Vice
                                             President, A I M Distributors, Inc.
-------------------------------------------------------------------------------------------------------------------------

   Karen Dunn Kelley -- 1960      2004       Head of Invesco's World Wide Fixed        N/A
   Vice President                            Income and Cash Management Group;
                                             Director of Cash Management and Senior
                                             Vice President, A I M Advisors, Inc. and
                                             A I M Capital Management, Inc; Executive
                                             Vice President, A I M Distributors,
                                             Inc.; Senior Vice President, A I M
                                             Management Group Inc.; Vice President,
                                             The AIM Family of Funds--Registered
                                             Trademark-- (other than AIM Treasurer's
                                             Series Trust, Short-Term Investments
                                             Trust and Tax-Free Investments Trust);
                                             and President and Principal Executive
                                             Officer, The AIM Family of
                                             Funds--Registered Trademark-- (AIM
                                             Treasurer's Series Trust, Short-Term
                                             Investments Trust and Tax-Free
                                             Investments Trust only)
                                             Formerly: Director and President, Fund
                                             Management Company; Chief Cash
                                             Management Officer and Managing
                                             Director, A I M Capital Management,
                                             Inc.; Vice President, A I M Advisors,
                                             Inc. and The AIM Family of
                                             Funds--Registered Trademark-- (AIM
                                             Treasurer's Series Trust, Short-Term
                                             Investments Trust and Tax-Free
                                             Investments Trust only)
-------------------------------------------------------------------------------------------------------------------------

   Lance A. Rejsek -- 1967        2005       Anti-Money Laundering Compliance          N/A
   Anti-Money Laundering                     Officer, A I M Advisors, Inc., A I M
   Compliance Officer                        Capital Management, Inc., A I M
                                             Distributors, Inc., AIM Investment
                                             Services, Inc., AIM Private Asset
                                             Management, Inc. and The AIM Family of
                                             Funds--Registered Trademark--
                                             Formerly: Anti-Money Laundering
                                             Compliance Officer, Fund Management
                                             Company; and Manager of the Fraud
                                             Prevention Department, AIM Investment
                                             Services, Inc.
-------------------------------------------------------------------------------------------------------------------------

   Todd L. Spillane -- 1958       2006       Senior Vice President, A I M Management   N/A
   Chief Compliance Officer                  Group Inc.; Senior Vice President and
                                             Chief Compliance Officer, A I M
                                             Advisors, Inc. and A I M Capital
                                             Management, Inc.; Chief Compliance
                                             Officer of The AIM Family of
                                             Funds--Registered Trademark--, Invesco
                                             Global Asset Management (N.A.), Inc.,
                                             (registered investment advisor), Invesco
                                             Institutional (N.A.), Inc., (registered
                                             investment advisor), INVESCO Private
                                             Capital Investments, Inc. (holding
                                             company), Invesco Private Capital, Inc.
                                             (registered investment advisor) and
                                             Invesco Senior Secured Management, Inc.
                                             (registered investment advisor); and
                                             Vice President, A I M Distributors, Inc.
                                             and AIM Investment Services, Inc.

                                             Formerly: Vice President, A I M Capital
                                             Management, Inc. and Fund Management
                                             Company; Global Head of Product
                                             Development, AIG-Global Investment
                                             Group, Inc.; and Chief Compliance
                                             Officer and Deputy General Counsel,
                                             AIG-SunAmerica Asset Management
-------------------------------------------------------------------------------------------------------------------------

The Statement of Additional Information of the Trust includes additional information about the Fund's Trustees and is available upon request, without charge, by calling 1.800.410.4246.

OFFICE OF THE FUND            INVESTMENT ADVISOR       DISTRIBUTOR              AUDITORS
11 Greenway Plaza             A I M Advisors, Inc.     A I M Distributors,      PricewaterhouseCoopers
Suite 100                     11 Greenway Plaza        Inc.                     LLP
Houston, TX 77046-1173        Suite 100                11 Greenway Plaza        1201 Louisiana Street
                              Houston, TX 77046-1173   Suite 100                Suite 2900
                                                       Houston, TX 77046-1173   Houston, TX 77002-5678

COUNSEL TO THE FUND           COUNSEL TO THE           TRANSFER AGENT           CUSTODIAN
Ballard Spahr                 INDEPENDENT TRUSTEES     AIM Investment           State Street Bank and
Andrews & Ingersoll, LLP      Kramer, Levin, Naftalis  Services, Inc.           Trust
1735 Market Street, 51st      & Frankel LLP            P.O. Box 4739            Company
Floor                         1177 Avenue of the       Houston, TX 77210-4739   225 Franklin Street
Philadelphia, PA 19103-7599   Americas                                          Boston, MA 02110-2801
                              New York, NY 10036-2714

DOMESTIC EQUITY

Small Cap

                                                              AIM V.I. Small Cap
                                                                     Equity Fund
                               Annual Report to Shareholders - December 31, 2007

The Fund provides a complete list of
its holdings four times in each
fiscal year, at the quarter-ends. For
the second and fourth quarters, the
lists appear in the Fund's semiannual
and annual reports to shareholders.
For the first and third quarters, the
Fund files the lists with the
Securities and Exchange Commission
(SEC) on Form N-Q. The Fund's Form
N-Q filings are available on the SEC
Web site, sec.gov. Copies of the
Fund's Forms N-Q may be reviewed and
copied at the SEC Public Reference                           [COVER GLOBE IMAGE]
Room in Washington, D.C.You can
obtain information on the operation
of the Public Reference Room,
including information about
duplicating fee charges, by calling
202-942-8090 or 800-732-0330, or by
electronic request at the following
E-mail address: publicinfo@sec.gov.
The SEC file numbers for the Fund are
811-07452 and 033-57340. The Fund's
most recent portfolio holdings, as
filed on Form N-Q, have also been
made available to insurance companies
issuing variable annuity contracts
and variable life insurance policies
("variable products") that invest in
the Fund.

A description of the policies and
procedures that the Fund uses to
determine how to vote proxies
relating to portfolio securities is
available without charge, upon                            AIM V.I. SMALL CAP EQUITY FUND's investment
request, from our Client Services                           objective is long-term growth of capital.
department at 800-410-4246 or on the
AIM Web site, AIMinvestments.com. On
the home page, scroll down and click
on Proxy Policy. The information is
also available on the SEC Web site,
sec.gov.

Information regarding how the Fund
voted proxies related to its
portfolio securities during the 12
months ended June 30, 2007, is
available at our Web site. Go to
AIMinvestments.com, access the About
Us tab, click on Required Notices and
then click on Proxy Voting Activity.
Next, select the Fund from the          UNLESS OTHERWISE STATED, INFORMATION PRESENTED IN THIS REPORT
drop-down menu. The information is      IS AS OF DECEMBER 31, 2007, AND IS BASED ON TOTAL NET ASSETS.
also available on the SEC Web site,
sec.gov.
                                                      UNLESS OTHERWISE NOTED, ALL DATA IN THIS REPORT
                                                                 ARE FROM A I M MANAGEMENT GROUP INC.


                                        =============================================================
                                        THIS REPORT MUST BE ACCOMPANIED OR PRECEDED BY A CURRENTLY
                                        EFFECTIVE FUND PROSPECTUS AND VARIABLE PRODUCT PROSPECTUS,
                                        WHICH CONTAIN MORE COMPLETE INFORMATION, INCLUDING SALES
                                        CHARGES AND EXPENSES. INVESTORS SHOULD READ EACH CAREFULLY
 [AIM INVESTMENTS LOGO]                 BEFORE INVESTING.
--REGISTERED TRADEMARK--                =============================================================

                                              NOT FDIC INSURED    MAY LOSE VALUE    NO BANK GUARANTEE

                                                                             A I M DISTRIBUTORS, INC.

AIM V.I. Small Cap Equity Fund

Management's discussion of Fund performance                                        liness" of a stock purchase. We review trading
                                                                                   volume characteristics and trend analysis to
================================================================================   make sure there are no signs of stock
PERFORMANCE SUMMARY                                                                deterioration. This also serves as a risk
                                                                                   management measure that helps us confirm our
For the year ended December 31, 2007, and excluding variable product issuer        high conviction candidates.
charges, AIM V.I. Small Cap Equity Fund produced positive returns and
outperformed its style-specific index, the Russell 2000 Index. Outperformance         We consider selling or trimming a stock when:
versus the Russell 2000 Index was driven by solid stock selection across
sectors.                                                                           o The company's fundamental business prospects
                                                                                   deteriorate.
   The Fund performed in line with the broad market, as measured by the S&P 500
Index, as large cap stocks performed well during the year. The S&P 500 Index is    o A stock hits its target price.
heavily oriented to large-cap stocks.
                                                                                   o The company's technical profile deteriorates.
   Your Fund's long-term performance appears later in this report.
                                                                                   Market conditions and your Fund
FUND VS. INDEXES
                                                                                   Despite high market volatility late in the year,
Total returns, 12/31/06-12/31/07, excluding variable product issuer charges. If    major U.S. equity markets finished 2007 in
variable product issuer charges were included, returns would be lower.             positive territory.1 In the first part of the
                                                                                   year, strong economic growth, favorable
Series I Shares                                                             5.19%  corporate earnings and increased merger and
Series II Shares                                                            4.84   acquisition activity drove equity markets
S&P 500 Index(triangle) (Broad Market Index)                                5.49   higher. However, concerns about the credit
Russell 2000 Index(triangle) (Style-Specific Index)                        -1.57   markets, continued weakness in housing and
Lipper VUF Small-Cap Core Funds Index(triangle) (Peer Group Index)         -0.89   rising oil prices weighed heavily on investor
Lipper Small-Cap Core Funds Index(triangle) (Former Peer Group Index)       1.92   sentiment during much of the second half of the
                                                                                   year.
SOURCE: (triangle)LIPPER INC.
================================================================================      In this environment, mid- and large-cap stocks
                                                                                   generally outperformed small-cap stocks.1
How we invest                             diversified across all sectors.          Additionally, growth stocks generally
                                                                                   outperformed value stocks.1 With the exception
We focus on small-cap companies with         STOCK SELECTION: We select stocks     of the financials and consumer discretionary
long-term growth opportunities, as        based on an analysis of individual       sectors, positive performance was broad among
demonstrated by consistent and            companies. Our three-step selection      Russell 2000 Index sectors with the best returns
accelerating earnings growth. Our         process includes:                        found in the materials, energy and heath care
investment philosophy involves:                                                    sectors.
                                          o Fundamental analysis. Building
   PORTFOLIO CONSTRUCTION: We align the   financial models and conducting
Fund with the S&P SmallCap 600 Index,     in-depth interviews with company
the benchmark we believe best             management.
represents the small-cap-core asset
class. We seek to control risk by         o Valuation analysis. Identifying
keeping the Fund's sector weightings in   attractively valued stocks given their
line with the benchmark by staying        growth potential over a one- to
fully                                     two-year horizon.

                                          o Timeliness analysis. Identifying the
                                          "time-

=======================================   ======================================   =================================================
     PORTFOLIO COMPOSITION                     TOP FIVE INDUSTRIES*                     TOP 10 EQUITY HOLDINGS*

By sector                                 1. Industrial Machinery            4.8%   1. UAP Holding Corp.                        1.7%
Information Technology             21.0%  2. Regional Banks                  3.6    2. Bio-Rad Laboratories, Inc.-Class A       1.5
Industrials                        16.4   3. Oil & Gas Exploration &                3. Haemonetics Corp.                        1.5
Health Care                        13.0      Production                      3.6    4. Capella Education Co.                    1.5
Financials                         11.8   4. Life Sciences Tools & Services  3.3    5. Tupperware Brands Corp.                  1.5
Consumer Discretionary             11.0   5. Data Processing &                      6. Comtech Telecommunications Corp.         1.4
Materials                           7.5      Outsourced Services             3.2    7. Omnicell, Inc.                           1.4
Energy                              6.7                                             8. Comstock Resources, Inc.                 1.3
Consumer Staples                    4.1   Total Net Assets       $168.32 million    9. Energen Corp.                            1.3
Telecommunication Services          2.6                                            10. Kadant Inc.                              1.3
Utilities                           1.8   Total Number of Holdings*          108
Money Market Funds Plus
Other Assets Less Liabilities       4.1

The Fund's holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

* Excluding money market fund holdings.
=======================================   ======================================   =================================================

AIM V.I. Small Cap Equity Fund

   The Fund benefited from positive           ings that performed well included HITTITE   country, industry, security or the Fund.
absolute performance in seven out of 10       MICROWAVE (which we sold before the end of  Statements of fact are from sources
market sectors, with the highest positive     the year) and POWER INTEGRATIONS.           considered reliable, but A I M Advisors,
impact on performance coming from holdings                                                Inc. makes no representation or warranty
in the industrials, energy and information       Two other holdings that were among the   as to their completeness or accuracy.
technology (IT) sectors. On a relative        Fund's top five contributors to             Although historical performance is no
basis, the Fund outperformed the Russell      performance included energy equipment and   guarantee of future results, these
2000 Index in seven sectors, with the         services firms OCEANEERING INTL. and NATCO  insights may help you understand our
widest margin of outperformance in the        GROUP. Both companies benefited from        investment management philosophy.
financials, industrials and IT sectors.       strong growth in revenue and earnings
                                              during the year.                                         Juliet S. Ellis
   The financials sector was the weakest                                                      [ELLIS   Chartered Financial Analyst,
performing sector in the Russell 2000            Underperformance versus the Russell          PHOTO]   senior portfolio manager, is
Index during the year, as investors were      2000 Index was concentrated in the                       lead manager of AIM V.I.
concerned about the extent of potential       consumer discretionary sector, where the    Small Cap Equity Fund. Before joining AIM
subprime loan defaults and the impact on      Fund's holdings generally underperformed    in 2004, Ms. Ellis served as senior
many financial companies. While the Fund      those of the index. Two specialty retail    portfolio manager of two small-cap funds
had negative returns in the financials        holdings were among the leading detractors  with more than $2 billion in assets at
sector, it outperformed the Russell 2000      from Fund performance: WET SEAL and         another firm. She began her investment
Index in this sector due to stock             CHARMING SHOPPES. Additionally, media       career in 1981. She is a cum laude and
selection and an underweight position.        holding Gatehouse Media was a significant   Phi Beta Kappa graduate of Indiana
Specifically, underweight positions in        detractor from Fund performance. While we   University with a B.A. in economics and
banking and real estate investment trust      sold Wet Seal and Charming Shoppes during   political science.
holdings were key contributors to             the year, we continued to own GATEHOUSE
outperformance versus the Russell 2000        MEDIA at the close of the year.                          Juan R. Hartsfield
Index.                                                                                     [HARTSFIELD Chartered Financial Analyst,
                                                 The Fund also underperformed the             PHOTO]   portfolio manager, is manager
   The industrials sector rallied for much    Russell 2000 Index in the consumer staples               of AIM V.I. Small Cap Equity
of the year, and the Fund benefited from      and health care sectors by a narrow         Fund. He began his investment career in
solid stock selection in several              margin, largely due to stock selection.     2000 as an equity analyst and later was
industries within the sector, including                                                   named a portfolio manager. He joined AIM
machinery and trading                            The most significant changes to overall  in 2004. Mr. Hartsfield earned a B.S. in
companies/distributors. An example of a       positioning of the Fund included additions  petroleum engineering from The University
machinery holding that performed well was     in the IT, health care and materials        of Texas and an M.B.A. from the
CHART INDUSTRIES, a company that designs      sectors and reductions in the financials,   University of Michigan. Assisted by the
equipment used in low temperature             energy and industrials sectors. All         Small Cap Core/Growth Team
applications including the liquefaction of    changes to the Fund were based on our
natural gas. In the trading                   bottom-up stock selection process of
company/distributor industry, UAP Holding     identifying high quality growth companies
also made a significant contribution to       trading at what we believe are attractive
performance. UAP HOLDING distributes          valuations.
products that help protect crops, seeds,
fertilizers and pesticides. Both companies       Although we are pleased to have
benefited from strong demand for their        provided positive returns for our
products during the year.                     investors for 2007, we always strive to
                                              improve performance and help you meet your
   The Fund also outperformed the Russell     financial goals. We thank you for your
2000 Index in the IT sector, largely due      commitment to AIM V.I. Small Cap Equity
to solid stock selection. Within this         Fund.
sector, areas of strength included IT
services stocks and                           Source: (1)Lipper Inc.
semiconductors/semiconductor equipment
stocks. One IT services holding that made     The views and opinions expressed in
a meaningful contribution to Fund             management's discussion of Fund
performance was CYBERSOURCE, a company        performance are those of A I M Advisors,
that provides software and services that      Inc. These views and opinions are subject
help ensure that e-commerce and other         to change at any time based on factors
Internet-based transactions are processed     such as market and economic conditions.
securely. Semiconductor hold-                 These views and opinions may not be relied  ==========================================
                                              upon as investment advice or
                                              recommendations, or as an offer for a       FOR A DISCUSSION OF THE RISKS OF
                                              particular security. The information is     INVESTING IN YOUR FUND, INDEXES USED IN
                                              not a complete analysis of every aspect of  THIS REPORT AND YOUR FUND'S LONG-TERM
                                              any market,                                 PERFORMANCE, PLEASE TURN THE PAGE.

                                                                                          ==========================================

AIM V.I. Small Cap Equity Fund

Your Fund's long-term performance

===========================================   INVESTMENT RETURN AND PRINCIPAL VALUE       THE FUND AND ARE NOT INTENDED TO REFLECT
AVERAGE ANNUAL TOTAL RETURNS                  WILL FLUCTUATE SO THAT YOU MAY HAVE A       ACTUAL VARIABLE PRODUCT VALUES. THEY DO
                                              GAIN OR LOSS WHEN YOU SELL SHARES.          NOT REFLECT SALES CHARGES, EXPENSES AND
As of 12/31/07                                                                            FEES ASSESSED IN CONNECTION WITH A
SERIES I SHARES                               THE NET ANNUAL FUND OPERATING EXPENSE       VARIABLE PRODUCT. SALES CHARGES, EXPENSES
Inception (8/29/03)                   12.45%  RATIO SET FORTH IN THE MOST RECENT FUND     AND FEES, WHICH ARE DETERMINED BY THE
   1 Year                              5.19   PROSPECTUS AS OF THE DATE OF THIS REPORT    VARIABLE PRODUCT ISSUERS, WILL VARY AND
                                              FOR SERIES I AND SERIES II SHARES WAS       WILL LOWER THE TOTAL RETURN.
SERIES II SHARES                              1.16% AND 1.41%, RESPECTIVELY.1 THE TOTAL
Inception (8/29/03)                   12.20%  ANNUAL FUND OPERATING EXPENSE RATIO SET        THE MOST RECENT MONTH-END PERFORMANCE
   1 Year                              4.84   FORTH IN THE MOST RECENT FUND PROSPECTUS    DATA AT THE FUND LEVEL, EXCLUDING
===========================================   AS OF THE DATE OF THIS REPORT FOR SERIES    VARIABLE PRODUCT CHARGES, IS AVAILABLE ON
                                              I AND SERIES II SHARES WAS 1.29% AND        THIS AIM AUTOMATED INFORMATION LINE,
THE PERFORMANCE OF THE FUND'S SERIES I AND    1.54%, RESPECTIVELY. THE EXPENSE RATIOS     866-702-4402. AS MENTIONED ABOVE, FOR THE
SERIES II SHARE CLASSES WILL DIFFER           PRESENTED ABOVE MAY VARY FROM THE EXPENSE   MOST RECENT MONTH-END PERFORMANCE
PRIMARILY DUE TO DIFFERENT CLASS EXPENSES.    RATIOS PRESENTED IN OTHER SECTIONS OF       INCLUDING VARIABLE PRODUCT CHARGES,
                                              THIS REPORT THAT ARE BASED ON EXPENSES      PLEASE CONTACT YOUR VARIABLE PRODUCT
   THE PERFORMANCE DATA QUOTED REPRESENT      INCURRED DURING THE PERIOD COVERED BY       ISSUER OR FINANCIAL ADVISOR.
PAST PERFORMANCE AND CANNOT GUARANTEE         THIS REPORT.
COMPARABLE FUTURE RESULTS; CURRENT                                                           HAD THE ADVISOR NOT WAIVED FEES AND/OR
PERFORMANCE MAY BE LOWER OR HIGHER. PLEASE       AIM V.I. SMALL CAP EQUITY FUND, A        REIMBURSED EXPENSES IN THE PAST,
CONTACT YOUR VARIABLE PRODUCT ISSUER OR       SERIES PORTFOLIO OF AIM VARIABLE            PERFORMANCE WOULD HAVE BEEN LOWER.
FINANCIAL ADVISOR FOR THE MOST RECENT         INSURANCE FUNDS, IS CURRENTLY OFFERED
MONTH-END VARIABLE PRODUCT PERFORMANCE.       THROUGH INSURANCE COMPANIES ISSUING         (1) Total annual operating expenses less
PERFORMANCE FIGURES REFLECT FUND EXPENSES,    VARIABLE PRODUCTS. YOU CANNOT PURCHASE         any contractual fee waivers and/or
REINVESTED DISTRIBUTIONS AND CHANGES IN       SHARES OF THE FUND DIRECTLY. PERFORMANCE       expense reimbursements by the advisor
NET ASSET VALUE.                              FIGURES GIVEN REPRESENT                        in effect through at least April 30,
                                                                                             2009. See current prospectus for more
                                                                                             information.

===================================================================================================================================

Principal risks of investing in the Fund      response to many factors including the      Fund's portfolio managers will produce
                                              historical and prospective earnings of      the desired results.
Since a large percentage of the Fund's        the issuer, the value of its assets,
assets may be invested in securities of a     general economic conditions, interest          Investing in a fund that invests in
limited number of companies, each             rates, investor perceptions and market      smaller companies involves risks not
investment has a greater effect on the        liquidity.                                  associated with investing in more
Fund's overall performance, and any change                                                established companies, such as business
in the value of those securities could           Foreign securities have additional       risk, stock price fluctuations and
significantly affect the value of your        risks, including exchange rate changes,     illiquidity.
investment in the Fund.                       political and economic upheaval, the
                                              relative lack of information, relatively       The Fund invests in synthetic
   The value of convertible securities in     low market liquidity, and the potential     instruments, the value of which may not
which the Fund invests may be affected by     lack of strict financial and accounting     correlate perfectly with the overall
market interest rates-the risk that the       controls and standards.                     securities markets. Rising interest rates
issuer may default on interest or                                                         and market price fluctuations will affect
principal payments and the value of the          The prices of initial public offering    the performance of the Fund's investments
underlying common stock into which these      (IPO) securities may go up and down more    in synthetic instruments.
securities may be converted may decline as    than prices of equity securities of
a result.                                     companies with longer trading histories.    About indexes used in this report
                                              In addition, companies offering
   Investing in developing countries can      securities in IPOs may have less            The S&P 500--REGISTERED TRADEMARK-- Index
add additional risk, such as high rates of    experienced management or limited           is a market capitalization-weighted index
inflation or sharply devalued currencies      operating histories. There can be no        covering all major areas of the U.S.
against the U.S. dollar. Transaction costs    assurance that the fund will have           economy. It is not the 500 largest
are often higher, and there may be delays     favorable IPO investment opportunities.     companies, but rather the most widely
in settlement procedures.                                                                 held 500 companies chosen with respect to
                                                 There is no guarantee that the           market size, liquidity, and their
   Prices of equity securities change in      investment techniques and risk analyses     industry.
                                              used by the

                                                                                                                          Continued

AIM V.I. Small Cap Equity Fund

Past performance cannot guarantee comparable future results.

===================================================================================================================================

Continued from previous page

   The Russell 2000--REGISTERED TRADEMARK--   an equally weighted representation of the   net asset values calculated for
Index measures the performance of the 2,000   largest funds in the Lipper Small-Cap       shareholder transactions. Generally
smallest companies in the Russell             Core Funds category. These funds            accepted accounting principles require
3000--REGISTERED TRADEMARK-- Index, which     typically have an average                   adjustments to be made to the net assets
represents approximately 8% of the total      price-to-earnings ratio, price-to-book      of the Fund at period end for financial
market capitalization of the Russell 3000     ratio, and three-year sales-per-share       reporting purposes, and as such, the net
Index. The Russell 2000 Index and the         growth value, compared to the S&P           asset values for shareholder transactions
Russell 3000 Index are trademarks/service     SmallCap 600 Index.                         and the returns based on those net asset
marks of the Frank Russell Company.                                                       values may differ from the net asset
RUSSELL--REGISTERED TRADEMARK-- is a             The S&P SMALLCAP 600 INDEX is a          values and returns reported in the
trademark of the Frank Russell Company.       market-value weighted index that consists   Financial Highlights. Additionally, the
                                              of 600 small-cap domestic stocks chosen     returns and net asset values shown
   The Fund has elected to use the LIPPER     for market size, liquidity and industry     throughout this report are at the Fund
VARIABLE UNDERLYING FUNDS (VUF) SMALL-CAP     group representation.                       level only and do not include variable
CORE FUNDS INDEX as its peer group instead                                                product issuer charges. If such charges
of the Lipper Small-Cap Core Funds Index.        The Fund is not managed to track the     were included, the total returns would be
In 2006, Lipper began publishing VUF          performance of any particular index,        lower.
indexes, allowing the Fund to be compared     including the indexes defined here, and
with the Lipper VUF Small-Cap Core Funds      consequently, the performance of the Fund      Industry classifications used in this
Index. The unmanaged Lipper VUF Small-Cap     may deviate significantly from the          report are generally according to the
Core Funds Index is an equally weighted       performance of the indexes.                 Global Industry Classification Standard,
representation of the largest variable                                                    which was developed by and is the
insurance underlying funds in the Lipper         A direct investment cannot be made in    exclusive property and a service mark of
Small-Cap Core Funds category. These funds    an index. Unless otherwise indicated,       Morgan Stanley Capital International Inc.
typically have an average price-to-earnings   index results include reinvested            and Standard & Poor's.
ratio, price-to-book ratio, and three-year    dividends, and they do not reflect sales
sales-per-share growth value compared to      charges. Performance of an index of funds      The Chartered Financial
the S&P 500 Index.                            reflects fund expenses; performance of a    Analyst--REGISTERED TRADEMARK--
                                              market index does not.                      (CFA--REGISTERED TRADEMARK--) designation
   The LIPPER SMALL-CAP CORE FUNDS INDEX is                                               is a globally recognized standard for
                                              Other information                           measuring the competence and integrity of
                                                                                          investment professionals.
                                              The returns shown in the management's
                                              discussion of Fund performance are based
                                              on

===================================================================================================================================

                                                          [MOUNTAIN CHART]

RESULTS OF A $10,000 INVESTMENT
FUND DATA FROM 8/29/03, INDEX DATA FROM 8/31/03

               AIM V.I. SMALL CAP      AIM V.I. SMALL CAP                                                      SMALL-CAP CORE
              EQUITY FUND-SERIES I   EQUITY FUND-SERIES II    S&P 500      RUSSELL      LIPPER VUF SMALL-CAP       LIPPER
     DATE            SHARES                  SHARES          INDEX(1)   2000 INDEX(1)    CORE FUNDS INDEX(1)   FUNDS INDEX(1)

    8/29/03          $10000                  $10000
       8/03           10000                   10000           $10000        $10000             $10000              $10000
       9/03            9830                    9830             9894          9815               9777                9783
      10/03           10650                   10650            10454         10640              10478               10552
      11/03           10990                   10990            10545         11017              10862               10932
      12/03           11393                   11387            11098         11241              11196               11236
       1/04           11713                   11707            11302         11729              11517               11592
       2/04           11964                   11958            11459         11834              11707               11793
       3/04           12074                   12068            11286         11945              11793               11921
       4/04           11563                   11548            11109         11336              11334               11512
       5/04           11694                   11678            11261         11516              11478               11612
       6/04           12034                   12018            11480         12001              11916               12107
       7/04           11183                   11167            11100         11193              11197               11469
       8/04           10732                   10717            11145         11135              11091               11369
       9/04           11163                   11137            11265         11658              11562               11934
      10/04           11433                   11418            11437         11888              11742               12130
      11/04           12224                   12208            11900         12919              12619               13088
      12/04           12465                   12439            12305         13301              12956               13299
       1/05           12065                   12038            12005         12746              12464               12914
       2/05           12445                   12419            12257         12962              12785               13215
       3/05           12185                   12158            12041         12591              12506               12883
       4/05           11484                   11458            11812         11870              11845               12187
       5/05           12205                   12168            12188         12647              12508               12840
       6/05           12506                   12469            12205         13135              12887               13278
       7/05           13066                   13028            12659         13967              13607               14067
       8/05           12916                   12879            12544         13708              13398               13937
       9/05           13105                   13069            12645         13751              13454               14070
      10/05           12875                   12829            12434         13324              13006               13638
      11/05           13565                   13509            12904         13971              13612               14261
      12/05           13475                   13429            12909         13907              13533               14304
       1/06           14506                   14440            13251         15154              14553               15394
       2/06           14566                   14501            13286         15112              14479               15293
       3/06           14976                   14901            13452         15845              15096               15966
       4/06           15257                   15181            13632         15843              15164               16086
       5/06           14925                   14861            13240         14953              14409               15310
       6/06           14806                   14730            13258         15049              14359               15206
       7/06           14406                   14329            13340         14560              13909               14689
       8/06           14777                   14689            13657         14991              14195               14980
       9/06           14917                   14829            14008         15115              14316               15050
      10/06           15537                   15439            14464         15986              15019               15778
      11/06           16028                   15930            14739         16406              15465               16238
      12/06           15825                   15728            14946         16461              15508               16264
       1/07           16054                   15947            15172         16737              15776               16555
       2/07           16138                   16030            14876         16604              15737               16592
       3/07           16252                   16134            15042         16782              15927               16775
       4/07           16680                   16561            15708         17083              16284               17254
       5/07           17389                   17259            16256         17784              16932               17998
       6/07           17243                   17102            15986         17523              16721               17816
       7/07           16325                   16195            15491         16324              15772               16883
       8/07           16720                   16581            15722         16694              15965               16948
       9/07           17200                   17060            16310         16981              16232               17310
      10/07           17637                   17486            16569         17468              16589               17728
      11/07           16658                   16507            15876         16214              15474               16541
      12/07           16637                   16480            15766         16203              15370               16577

===================================================================================================================================

                                                                                                             SOURCE: (1)LIPPER INC.

AIM V.I. Small Cap Equity Fund

SCHEDULE OF INVESTMENTS(A)

December 31, 2007


                                                SHARES        VALUE
-----------------------------------------------------------------------
COMMON STOCKS & OTHER EQUITY INTERESTS-95.86%

AEROSPACE & DEFENSE-1.48%

-----------------------------------------------------------------------
Aeroviroment Inc.                                 25,683   $    621,529
-----------------------------------------------------------------------
Curtiss-Wright Corp.                              37,346      1,874,769
=======================================================================
                                                              2,496,298
=======================================================================

AIRLINES-1.11%

Allegiant Travel Co.(b)                           57,972      1,863,220
=======================================================================

APPAREL, ACCESSORIES & LUXURY GOODS-0.91%

Fossil, Inc.(b)                                   36,565      1,534,999
=======================================================================

APPLICATION SOFTWARE-1.21%

Blackbaud, Inc.                                   72,495      2,032,760
=======================================================================

ASSET MANAGEMENT & CUSTODY BANKS-0.96%

Affiliated Managers Group, Inc.(b)(c)             13,718      1,611,316
=======================================================================

BIOTECHNOLOGY-0.26%

InterMune, Inc.(b)(c)                             32,528        433,598
=======================================================================

BUILDING PRODUCTS-1.68%

Goodman Global, Inc.(b)                           69,611      1,708,254
-----------------------------------------------------------------------
NCI Building Systems, Inc.(b)                     38,717      1,114,662
=======================================================================
                                                              2,822,916
=======================================================================

CATALOG RETAIL-0.58%

PC Mall, Inc.(b)(c)                              104,128        969,432
=======================================================================

COMMUNICATIONS EQUIPMENT-2.41%

Comtech Telecommunications Corp.(b)               44,888      2,424,401
-----------------------------------------------------------------------
OpNext, Inc.(b)                                   96,998        858,432
-----------------------------------------------------------------------
Starent Networks Corp.(b)                         42,789        780,899
=======================================================================
                                                              4,063,732
=======================================================================

COMPUTER STORAGE & PERIPHERALS-0.82%

Emulex Corp.(b)                                   85,029      1,387,673
=======================================================================

CONSTRUCTION & ENGINEERING-0.84%

Quanta Services, Inc.(b)                          53,811      1,412,001
=======================================================================

CONSTRUCTION MATERIALS-0.93%

Texas Industries, Inc.                            22,444      1,573,324
=======================================================================

DATA PROCESSING & OUTSOURCED SERVICES-3.22%

CyberSource Corp.(b)                              98,383      1,748,266
-----------------------------------------------------------------------
Euronet Worldwide, Inc.(b)(c)                     53,910      1,617,300
-----------------------------------------------------------------------
Wright Express Corp.(b)                           58,086      2,061,472
=======================================================================
                                                              5,427,038
=======================================================================

                                                SHARES        VALUE
-----------------------------------------------------------------------


DIVERSIFIED CHEMICALS-1.10%

FMC Corp.                                         34,064   $  1,858,191
=======================================================================

DIVERSIFIED METALS & MINING-1.01%

Compass Minerals International, Inc.              41,455      1,699,655
=======================================================================

EDUCATION SERVICES-2.22%

Capella Education Co.(b)                          38,003      2,487,676
-----------------------------------------------------------------------
Universal Technical Institute Inc.(b)(c)          73,606      1,251,302
=======================================================================
                                                              3,738,978
=======================================================================

ELECTRICAL COMPONENTS & EQUIPMENT-1.26%

Genlyte Group Inc. (The)(b)                       22,242      2,117,438
=======================================================================

ELECTRONIC MANUFACTURING SERVICES-3.04%

Benchmark Electronics, Inc.(b)                    84,082      1,490,774
-----------------------------------------------------------------------
Methode Electronics, Inc.                        117,137      1,925,732
-----------------------------------------------------------------------
Park Electrochemical Corp.                        60,325      1,703,578
=======================================================================
                                                              5,120,084
=======================================================================

ENVIRONMENTAL & FACILITIES SERVICES-1.23%

ABM Industries Inc                                39,226        799,818
-----------------------------------------------------------------------
Waste Connections, Inc.(b)                        40,986      1,266,468
=======================================================================
                                                              2,066,286
=======================================================================

FOOD RETAIL-1.17%

Ruddick Corp.                                     57,010      1,976,537
=======================================================================

GAS UTILITIES-1.30%

Energen Corp.                                     33,995      2,183,499
=======================================================================

HEALTH CARE DISTRIBUTORS-1.07%

Owens & Minor, Inc.                               42,409      1,799,414
=======================================================================

HEALTH CARE EQUIPMENT-0.57%

ev3 Inc.(b)(c)                                    74,855        951,407
=======================================================================

HEALTH CARE FACILITIES-0.74%

Skilled Healthcare Group Inc.-Class A(b)          85,143      1,245,642
=======================================================================

HEALTH CARE SERVICES-1.76%

Cross Country Healthcare, Inc.(b)                 87,515      1,246,214
-----------------------------------------------------------------------
Gentiva Health Services, Inc.(b)                  89,902      1,711,734
=======================================================================
                                                              2,957,948
=======================================================================

HEALTH CARE SUPPLIES-2.31%

Haemonetics Corp.(b)                              39,693      2,501,453
-----------------------------------------------------------------------
Medical Action Industries Inc.(b)                 66,148      1,379,186
=======================================================================
                                                              3,880,639
=======================================================================

HEALTH CARE TECHNOLOGY-1.41%

Omnicell, Inc.(b)                                 88,280      2,377,380
=======================================================================

AIM V.I. Small Cap Equity Fund


                                                SHARES        VALUE
-----------------------------------------------------------------------

HOME ENTERTAINMENT SOFTWARE-0.90%

THQ Inc.(b)                                       53,871   $  1,518,624
=======================================================================

HOTELS, RESORTS & CRUISE LINES-0.87%

Ambassadors Group, Inc.                           21,102        386,378
-----------------------------------------------------------------------
Red Lion Hotels Corp.(b)                         108,400      1,078,580
=======================================================================
                                                              1,464,958
=======================================================================

HOUSEHOLD APPLIANCES-1.16%

Snap-on Inc.                                      40,360      1,946,966
=======================================================================

HOUSEWARES & SPECIALTIES-1.46%

Tupperware Brands Corp.                           74,396      2,457,300
=======================================================================

HUMAN RESOURCE & EMPLOYMENT SERVICES-0.73%

Kforce Inc.(b)                                   125,204      1,220,739
=======================================================================

INDUSTRIAL MACHINERY-4.77%

Chart Industries, Inc.(b)                         66,032      2,040,389
-----------------------------------------------------------------------
Kadant Inc.(b)                                    72,983      2,165,405
-----------------------------------------------------------------------
RBC Bearings Inc.(b)                              47,667      2,071,608
-----------------------------------------------------------------------
Valmont Industries, Inc.                          19,709      1,756,466
=======================================================================
                                                              8,033,868
=======================================================================

INSURANCE BROKERS-0.91%

Hilb Rogal and Hobbs Co.                          37,830      1,534,763
=======================================================================

INTEGRATED TELECOMMUNICATION SERVICES-2.60%

Alaska Communications Systems Group Inc.          89,680      1,345,200
-----------------------------------------------------------------------
Cincinnati Bell Inc.(b)                          262,643      1,247,554
-----------------------------------------------------------------------
NTELOS Holdings Corp.                             59,816      1,775,937
=======================================================================
                                                              4,368,691
=======================================================================

INTERNET RETAIL-0.63%

Audible, Inc.(b)(c)                              118,933      1,060,882
=======================================================================

INTERNET SOFTWARE & SERVICES-2.96%

Ariba, Inc.(b)                                   162,438      1,811,184
-----------------------------------------------------------------------
DealerTrack Holdings Inc.(b)                      36,946      1,236,583
-----------------------------------------------------------------------
Open Text Corp. (Canada)(b)(c)                    61,236      1,925,872
=======================================================================
                                                              4,973,639
=======================================================================

INVESTMENT BANKING & BROKERAGE-0.74%

CMET Finance Holdings, Inc. (Acquired
  12/08/03; Cost $20,000)(b)(d)(e)                   200          3,004
-----------------------------------------------------------------------
Thomas Weisel Partners Group, Inc.(b)             90,099      1,237,059
=======================================================================
                                                              1,240,063
=======================================================================

IT CONSULTING & OTHER SERVICES-0.39%

EnerNOC, Inc.(b)                                  13,509        663,292
=======================================================================

LEISURE PRODUCTS-0.25%

Smith & Wesson Holding Corp.(b)(c)                69,745        425,445
=======================================================================

                                                SHARES        VALUE
-----------------------------------------------------------------------


LIFE SCIENCES TOOLS & SERVICES-3.29%

Bio-Rad Laboratories, Inc.-Class A(b)             24,620   $  2,551,124
-----------------------------------------------------------------------
Dionex Corp.(b)                                   15,623      1,294,522
-----------------------------------------------------------------------
eResearch Technology, Inc.(b)                    143,339      1,694,267
=======================================================================
                                                              5,539,913
=======================================================================

METAL & GLASS CONTAINERS-1.57%

AptarGroup, Inc.                                  46,522      1,903,215
-----------------------------------------------------------------------
Bway Holding Co.(b)                               75,779        738,845
=======================================================================
                                                              2,642,060
=======================================================================

MOVIES & ENTERTAINMENT-1.01%

World Wrestling Entertainment, Inc.-Class A      115,479      1,704,470
=======================================================================

MULTI-UTILITIES-0.44%

Avista Corp.                                      34,755        748,623
=======================================================================

OFFICE REIT'S-0.93%

Alexandria Real Estate Equities, Inc.             15,358      1,561,448
=======================================================================

OIL & GAS EQUIPMENT & SERVICES-3.07%

Complete Production Services, Inc.(b)             86,464      1,553,758
-----------------------------------------------------------------------
NATCO Group Inc.-Class A(b)                       34,360      1,860,594
-----------------------------------------------------------------------
Oceaneering International, Inc.(b)                26,124      1,759,452
=======================================================================
                                                              5,173,804
=======================================================================

OIL & GAS EXPLORATION & PRODUCTION-3.62%

Comstock Resources, Inc.(b)                       65,177      2,216,018
-----------------------------------------------------------------------
Parallel Petroleum Corp.(b)                      100,312      1,768,500
-----------------------------------------------------------------------
Penn Virginia Corp.                               48,376      2,110,645
=======================================================================
                                                              6,095,163
=======================================================================

PACKAGED FOODS & MEATS-2.97%

Flowers Foods, Inc.                               90,982      2,129,888
-----------------------------------------------------------------------
J & J Snack Foods Corp.                           45,397      1,420,018
-----------------------------------------------------------------------
TreeHouse Foods, Inc.(b)                          62,732      1,442,209
=======================================================================
                                                              4,992,115
=======================================================================

PHARMACEUTICALS-1.57%

Axcan Pharma Inc. (Canada)(b)                     73,572      1,692,156
-----------------------------------------------------------------------
Sciele Pharma, Inc.(b)                             4,202         85,931
-----------------------------------------------------------------------
ViroPharma Inc.(b)                               109,222        867,223
=======================================================================
                                                              2,645,310
=======================================================================

PROPERTY & CASUALTY INSURANCE-2.78%

Assured Guaranty Ltd.(b)                          69,934      1,856,048
-----------------------------------------------------------------------
FPIC Insurance Group, Inc.(b)                     34,464      1,481,263
-----------------------------------------------------------------------
Philadelphia Consolidated Holding Corp.(b)        34,216      1,346,400
=======================================================================
                                                              4,683,711
=======================================================================

PUBLISHING-0.41%

GateHouse Media, Inc.(c)                          78,639        690,450
=======================================================================

AIM V.I. Small Cap Equity Fund


                                                SHARES        VALUE
-----------------------------------------------------------------------

REAL ESTATE MANAGEMENT & DEVELOPMENT-0.64%

Jones Lang LaSalle Inc.                           15,035   $  1,069,891
=======================================================================

REGIONAL BANKS-3.64%

Columbia Banking System, Inc.                     54,862      1,631,047
-----------------------------------------------------------------------
First Financial Bankshares, Inc.(c)               23,244        875,137
-----------------------------------------------------------------------
Signature Bank(b)                                 36,058      1,216,958
-----------------------------------------------------------------------
Sterling Bancshares, Inc.                        157,268      1,755,111
-----------------------------------------------------------------------
Sterling Financial Corp.                          38,613        648,312
=======================================================================
                                                              6,126,565
=======================================================================

RESTAURANTS-1.20%

IHOP Corp.(c)                                     27,560      1,008,145
-----------------------------------------------------------------------
Papa John's International, Inc.(b)                44,509      1,010,354
=======================================================================
                                                              2,018,499
=======================================================================

SEMICONDUCTOR EQUIPMENT-1.17%

ATMI, Inc.(b)                                     60,927      1,964,896
=======================================================================

SEMICONDUCTORS-3.13%

DSP Group, Inc.(b)                                89,073      1,086,691
-----------------------------------------------------------------------
Power Integrations, Inc.(b)                       50,173      1,727,456
-----------------------------------------------------------------------
Semtech Corp.(b)                                  98,825      1,533,764
-----------------------------------------------------------------------
Supertex, Inc.(b)(c)                              29,264        915,671
=======================================================================
                                                              5,263,582
=======================================================================

SPECIALIZED REIT'S-1.20%

LaSalle Hotel Properties                          36,093      1,151,367
-----------------------------------------------------------------------
Universal Health Realty Income Trust              24,716        875,935
=======================================================================
                                                              2,027,302
=======================================================================

SPECIALTY CHEMICALS-1.66%

A. Schulman, Inc.                                 65,104      1,402,991
-----------------------------------------------------------------------
H.B. Fuller Co.                                   62,109      1,394,347
=======================================================================
                                                              2,797,338
=======================================================================

                                                SHARES        VALUE
-----------------------------------------------------------------------


SPECIALTY STORES-0.34%

Ulta Salon Cosmetics & Fragrance Inc.(b)          33,154   $    568,591
=======================================================================

STEEL-1.24%

Carpenter Technology Corp.                        27,772      2,087,621
=======================================================================

SYSTEMS SOFTWARE-1.06%

Double-Take Software, Inc.(b)                     82,260      1,786,687
=======================================================================

TECHNOLOGY DISTRIBUTORS-0.68%

Agilysys, Inc.                                    75,124      1,135,875
=======================================================================

TRADING COMPANIES & DISTRIBUTORS-1.67%

UAP Holding Corp.                                 72,895      2,813,747
=======================================================================

TRUCKING-1.60%

Landstar System, Inc.                             29,046      1,224,289
-----------------------------------------------------------------------
Marten Transport, Ltd.(b)                        105,693      1,474,417
=======================================================================
                                                              2,698,706
=======================================================================
    Total Common Stocks & Other Equity
      Interests (Cost $148,886,215)                         161,347,002
=======================================================================

MONEY MARKET FUNDS-3.86%

Liquid Assets Portfolio-Institutional
  Class(f)                                     3,250,664      3,250,664
-----------------------------------------------------------------------
Premier Portfolio-Institutional Class(f)       3,250,665      3,250,665
=======================================================================
    Total Money Market Funds (Cost
      $6,501,329)                                             6,501,329
=======================================================================
TOTAL INVESTMENTS (excluding investments
  purchased with cash collateral from
  securities on loan)-99.72% (Cost
  $155,387,544)                                             167,848,331
=======================================================================

INVESTMENTS PURCHASED WITH CASH COLLATERAL
  FROM SECURITIES ON LOAN

MONEY MARKET FUNDS-4.33%

Liquid Assets Portfolio-Institutional Class
  (Cost $7,280,225)(f)(g)                      7,280,225      7,280,225
=======================================================================
TOTAL INVESTMENTS-104.05% (Cost $162,667,769)               175,128,556
=======================================================================
OTHER ASSETS LESS LIABILITIES-(4.05)%                        (6,810,676)
=======================================================================
NET ASSETS-100.00%                                         $168,317,880
_______________________________________________________________________
=======================================================================

Investment Abbreviations:

REIT  - Real Estate Investment Trust

Notes to Schedule of Investments:

(a) Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. and Standard & Poor's.
(b) Non-income producing security.
(c) All or a portion of this security was out on loan at December 31, 2007.
(d) Security not registered under the Securities Act of 1933, as amended (e.g., the security was purchased in a Rule 144A transaction or a Regulation D transaction). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The Fund has no rights to demand registration of these securities. The value of this security at December 31, 2007 represented less than 0.01% of the Fund's Net Assets. Security considered to be illiquid. The fund is limited to investing 15% of net assets in illiquid securities at the time of purchase.
(e) Security fair valued in good faith in accordance with the procedures established by the Board of Trustees. The value of this security at December 31, 2007 represented less than 0.01% of the Fund's Net Assets. See Note 1A.
(f) The money market fund and the Fund are affiliated by having the same investment advisor. See Note 3.
(g) The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower's return of the securities loaned. See Note 8.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM V.I. Small Cap Equity Fund

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2007

ASSETS:

Investments, at value (Cost $148,886,215)*       $161,347,002
-------------------------------------------------------------
Investments in affiliated money market funds
  (Cost $13,781,554)                               13,781,554
=============================================================
    Total investments (Cost $162,667,769)         175,128,556
=============================================================
Foreign currencies, at value (Cost $47)                    55
-------------------------------------------------------------
Receivables for:
  Investments sold                                    177,186
-------------------------------------------------------------
  Fund shares sold                                    674,059
-------------------------------------------------------------
  Dividends                                           147,714
-------------------------------------------------------------
Investment for trustee deferred compensation
  and retirement plans                                 24,247
=============================================================
    Total assets                                  176,151,817
_____________________________________________________________
=============================================================

LIABILITIES:

Payables for:
  Investments purchased                               340,444
-------------------------------------------------------------
  Fund shares reacquired                               29,775
-------------------------------------------------------------
  Trustee deferred compensation and retirement
    plans                                              28,391
-------------------------------------------------------------
  Collateral upon return of securities loaned       7,280,225
-------------------------------------------------------------
Accrued administrative services fees                  101,554
-------------------------------------------------------------
Accrued distribution fees -- Series II                     15
-------------------------------------------------------------
Accrued trustees' and officer's fees and
  benefits                                                469
-------------------------------------------------------------
Accrued transfer agent fees                             1,282
-------------------------------------------------------------
Accrued operating expenses                             51,782
=============================================================
    Total liabilities                               7,833,937
=============================================================
Net assets applicable to shares outstanding      $168,317,880
_____________________________________________________________
=============================================================

NET ASSETS CONSIST OF:

Shares of beneficial interest                    $155,423,675
-------------------------------------------------------------
Undistributed net investment income (loss)            (22,863)
-------------------------------------------------------------
Undistributed net realized gain                       456,272
-------------------------------------------------------------
Unrealized appreciation                            12,460,796
=============================================================
                                                 $168,317,880
_____________________________________________________________
=============================================================

NET ASSETS:

Series I                                         $168,285,625
_____________________________________________________________
=============================================================
Series II                                        $     32,255
_____________________________________________________________
=============================================================

SHARES OUTSTANDING, $0.001 PAR VALUE PER SHARE,
  UNLIMITED NUMBER OF SHARES AUTHORIZED:

Series I                                           10,838,332
_____________________________________________________________
=============================================================
Series II                                               2,096
_____________________________________________________________
=============================================================
Series I:
  Net asset value per share                      $      15.53
_____________________________________________________________
=============================================================
Series II:
  Net asset value per share                      $      15.39
_____________________________________________________________
=============================================================

* At December 31, 2007, securities with an aggregate value of $7,113,253 were on loan to brokers.
STATEMENT OF OPERATIONS

For the year ended December 31, 2007

INVESTMENT INCOME:

Dividends                                         $1,101,546
------------------------------------------------------------
Dividends from affiliated money market funds
  (includes securities lending income of
  $26,551)                                           262,148
============================================================
    Total investment income                        1,363,694
============================================================

EXPENSES:

Advisory fees                                        999,034
------------------------------------------------------------
Administrative services fees                         372,087
------------------------------------------------------------
Custodian fees                                        25,165
------------------------------------------------------------
Distribution fees -- Series II                         1,061
------------------------------------------------------------
Transfer agent fees                                   10,139
------------------------------------------------------------
Trustees' and officer's fees and benefits             18,468
------------------------------------------------------------
Other                                                 69,516
============================================================
    Total expenses                                 1,495,470
============================================================
Less: Fees waived and expense offset
  arrangement(s)                                     (40,500)
============================================================
    Net expenses                                   1,454,970
============================================================
Net investment income (loss)                         (91,276)
============================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM:

Net realized gain from investment securities
  (includes net gains from securities sold to
  affiliates of $2,102,439)                        4,840,940
------------------------------------------------------------
Change in net unrealized appreciation
  (depreciation) of:
  Investment securities                             (528,978)
------------------------------------------------------------
  Foreign currencies                                       6
============================================================
                                                    (528,972)
============================================================
Net realized and unrealized gain                   4,311,968
============================================================
Net increase in net assets resulting from
  operations                                      $4,220,692
____________________________________________________________
============================================================

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM V.I. Small Cap Equity Fund

STATEMENT OF CHANGES IN NET ASSETS

For the years ended December 31, 2007 and 2006

                                                                  2007           2006
-----------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income (loss)                                $    (91,276)   $   (40,026)
-----------------------------------------------------------------------------------------
  Net realized gain                                              4,840,940      4,835,605
-----------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation)            (528,972)     4,648,572
=========================================================================================
    Net increase in net assets resulting from operations         4,220,692      9,444,151
=========================================================================================
Distributions to shareholders from net investment
  income -- Series I                                               (69,477)            --
-----------------------------------------------------------------------------------------
Distributions to shareholders from net realized gains:
  Series I                                                      (4,648,828)    (3,592,564)
-----------------------------------------------------------------------------------------
  Series II                                                           (761)       (33,971)
=========================================================================================
    Total distributions from net realized gains                 (4,649,589)    (3,626,535)
=========================================================================================
    Decrease in net assets resulting from distributions         (4,719,066)    (3,626,535)
=========================================================================================
Share transactions-net:
  Series I                                                      75,616,355     44,759,517
-----------------------------------------------------------------------------------------
  Series II                                                       (897,270)        89,165
=========================================================================================
    Net increase in net assets resulting from share
     transactions                                               74,719,085     44,848,682
=========================================================================================
    Net increase in net assets                                  74,220,711     50,666,298
=========================================================================================

NET ASSETS:

  Beginning of year                                             94,097,169     43,430,871
=========================================================================================
  End of year (including undistributed net investment income
    (loss) of $(22,863) and $(111,189), respectively)         $168,317,880    $94,097,169
_________________________________________________________________________________________
=========================================================================================

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM V.I. Small Cap Equity Fund

NOTES TO FINANCIAL STATEMENTS

December 31, 2007

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM V.I. Small Cap Equity Fund (the "Fund") is a series portfolio of AIM Variable Insurance Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of twenty separate portfolios, (each constituting a "Fund"). The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies ("variable products"). Matters affecting each Fund or class will be voted on exclusively by the shareholders of such Fund or class. Current Securities and Exchange Commission ("SEC") guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each Fund or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.

    The Fund's investment objective is long-term growth of capital.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy.

       A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

       Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations, including commercial paper, having 60 days or less to maturity are recorded at amortized cost which approximates value. Debt securities are subject to interest rate and credit risks. In addition, all debt securities involve some risk of default with respect to interest and/or principal payments.

       Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and may make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economical upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

       Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices.

       Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value.

       Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer's assets, general economic conditions, interest rates, investor perceptions and market liquidity.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

       The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds as received are included in the Statement of Operations as realized gain/loss for investments no longer held and as unrealized gain/loss for investments still held.

AIM V.I. Small Cap Equity Fund


       Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain
     (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.

       The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. COUNTRY DETERMINATION -- For the purposes of making investment selection decisions and presentation in the Schedule of Investments, AIM may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer's securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America unless otherwise noted.

D. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid to separate accounts of participating insurance companies annually and recorded on ex-dividend date.

E. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund's taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

       The Fund files tax returns in the U.S. federal jurisdiction and certain other jurisdictions. Generally the Fund is subject to examinations by such taxing authorities for tax periods after 2003.

F. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.

G. ACCOUNTING ESTIMATES -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates.

H. INDEMNIFICATIONS -- Under the Trust's organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust's investment manager) is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I. FOREIGN CURRENCY TRANSLATIONS -- Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (i) sales of foreign currencies, (ii) currency gains or losses realized between the trade and settlement dates on securities transactions, and (iii) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

       The Fund may invest in foreign securities which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Taxes are accrued based on the Fund's current interpretation of tax regulations and rates that exist in the foreign markets in which the Fund invests.

J. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. Fluctuations in the value of these contracts are recorded as unrealized appreciation (depreciation) until the contracts are closed. When these contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations. The Fund could be exposed to risk, which may be in excess of the amount reflected in the Statement of Assets and Liabilities, if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

AIM V.I. Small Cap Equity Fund

K. COLLATERAL -- To the extent the Fund has pledged or segregated a security as collateral and that security is subsequently sold, it is the Fund's practice to replace such collateral no later than the next business day. This practice does not apply to securities pledged as collateral for securities lending transactions.

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM based on the annual rate of 0.75% of the Fund's average daily net assets.

    Effective July 1, 2007, the Trustees approved a reduced contractual advisory fee schedule for the Fund. Prior to July 1, 2007 AIM had contractually waived advisory fees to the same reduced advisory fee schedule. Under the terms of the investment advisory agreement, the Fund will pay an advisory fee to AIM based on the following annual rates of the Fund's average daily net assets:

AVERAGE NET ASSETS                                             RATE
--------------------------------------------------------------------
First $250 million                                            0.745%
--------------------------------------------------------------------
Next $250 million                                             0.73%
--------------------------------------------------------------------
Next $500 million                                             0.715%
--------------------------------------------------------------------
Next $1.5 billion                                             0.70%
--------------------------------------------------------------------
Next $2.5 billion                                             0.685%
--------------------------------------------------------------------
Next $2.5 billion                                             0.67%
--------------------------------------------------------------------
Next $2.5 billion                                             0.655%
--------------------------------------------------------------------
Over $10 billion                                              0.64%
 ___________________________________________________________________
====================================================================


AIM has contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual operating expenses (excluding certain items discussed below) of Series I shares to 1.15% and Series II shares to 1.40% of average daily net assets, through at least April 30, 2009. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the net annual operating expenses to exceed the numbers reflected above: (i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary items; (v) expenses related to a merger or reorganization, as approved by the Fund's Board of Trustees; and (vi) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, in addition to the expense reimbursement arrangement with Invesco Ltd. ("Invesco") described more fully below, the only expense offset arrangements from which the Fund may benefit are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. These credits are used to pay certain expenses incurred by the Fund. AIM did not waive fees and/or reimburse expenses during the period under this expense limitation.

    Further, effective July 1, 2007, AIM has contractually agreed, through at least April 30, 2009, to waive 100% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds (excluding investments made in affiliated money market funds with cash collateral from securities loaned by the Fund). Prior to July 1, 2007, AIM had voluntarily agreed to waive 25% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds.

    For the year ended December 31, 2007, AIM waived advisory fees of $39,163.

    At the request of the Trustees of the Trust, Invesco agreed to reimburse expenses incurred by the Fund in connection with market timing matters in the AIM Funds, which may include legal, audit, shareholder reporting, communications and trustee expenses. For the year ended December 31, 2007, Invesco did not reimburse any expenses.

    The Trust has entered into a master administrative services agreement with AIM pursuant to which the Fund has agreed to pay AIM a fee for costs incurred in providing accounting services and fund administrative services to the Fund and to reimburse AIM for administrative services fees paid to insurance companies that have agreed to provide services to the participants of separate accounts. These administrative services provided by the insurance companies may include, among other things: the printing of prospectuses, financial reports and proxy statements and the delivery of the same to existing participants; the maintenance of master accounts; the facilitation of purchases and redemptions requested by the participants; and the servicing of participants' accounts. Pursuant to such agreement, for the year ended December 31, 2007, AIM was paid $50,000 for accounting and fund administrative services and reimbursed $322,087 for services provided by insurance companies.

    The Trust has entered into a transfer agency and service agreement with AIM Investment Services, Inc. ("AIS") pursuant to which the Fund has agreed to pay AIS a fee for providing transfer agency and shareholder services to the Fund and reimburse AIS for certain expenses incurred by AIS in the course of providing such services. For the year ended December 31, 2007, expenses incurred under the agreement are shown in the Statement of Operations as transfer agent fees.

    The Trust has entered into a master distribution agreement with A I M Distributors, Inc. ("ADI") to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Series II shares (the "Plan"). The Fund, pursuant to the Plan, pays ADI compensation at the annual rate of 0.25% of the Fund's average daily net assets of Series II shares. Of the Plan payments, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. For the year ended December 31, 2007, expenses incurred under the Plan are detailed in the Statement of Operations as distribution fees.

AIM V.I. Small Cap Equity Fund


    Certain officers and trustees of the Trust are officers and directors of AIM, AIS and/or ADI.

NOTE 3--INVESTMENTS IN AFFILIATES

The Fund is permitted, pursuant to procedures approved by the Board of Trustees, to invest daily available cash balances and cash collateral from securities lending transactions in affiliated money market funds. The Fund and the money market funds below have the same investment advisor and therefore, are considered to be affiliated. The tables below show the transactions in and earnings from investments in affiliated money market funds for the year ended December 31, 2007. During the period each investment maintained a $1.00 net asset value, as such there is no realized gain/(loss) and no change in unrealized appreciation/(depreciation).


INVESTMENTS OF DAILY AVAILABLE CASH BALANCES:

                     VALUE          PURCHASES          PROCEEDS            VALUE        DIVIDEND
FUND               12/31/06          AT COST          FROM SALES         12/31/07        INCOME
-------------------------------------------------------------------------------------------------
Liquid Assets
Portfolio-Institutional
  Class           $1,516,665       $ 43,691,488      $(41,957,489)      $ 3,250,664     $117,842
-------------------------------------------------------------------------------------------------
Premier
Portfolio-Institutional
  Class            1,516,665         43,691,489       (41,957,489)        3,250,665      117,755
=================================================================================================
  Subtotal        $3,033,330       $ 87,382,977      $(83,914,978)      $ 6,501,329     $235,597
=================================================================================================


INVESTMENTS OF CASH COLLATERAL FROM SECURITIES LENDING TRANSACTIONS:

                     VALUE          PURCHASES          PROCEEDS            VALUE        DIVIDEND
FUND               12/31/06          AT COST          FROM SALES         12/31/07        INCOME*
-------------------------------------------------------------------------------------------------
Liquid Assets
Portfolio-Institutional
  Class           $       --       $ 29,971,680      $(22,691,455)      $ 7,280,225     $ 26,551
=================================================================================================
  Total
    Investments
    in
    Affiliates    $3,033,330       $117,354,657      $106,606,433       $13,781,554     $262,148
_________________________________________________________________________________________________
=================================================================================================

* Net of compensation to counterparties.

NOTE 4--SECURITY TRANSACTIONS WITH AFFILIATED FUNDS

The Fund is permitted to purchase or sell securities from or to certain other AIM Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment advisor (or affiliated investment advisors), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the year ended December 31, 2007, the Fund engaged in securities sales of $15,062,163, which resulted in net realized gains of $2,102,439, and securities purchases of $808,994.

NOTE 5--EXPENSE OFFSET ARRANGEMENT

The expense offset arrangement is comprised of custodian credits which result from periodic overnight cash balances at the custodian. For the year ended December 31, 2007, the Fund received credits from this arrangement, which resulted in the reduction of the Fund's total expenses of $1,337.

NOTE 6--TRUSTEES' AND OFFICER'S FEES AND BENEFITS

"Trustees' and Officer's Fees and Benefits" include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and "Trustees' and Officer's Fees and Benefits" also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. "Trustees' and Officer's Fees and Benefits" include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

    During the year ended December 31, 2007, the Fund paid legal fees of $3,839 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 7--BORROWINGS

Pursuant to an exemptive order from the Securities and Exchange Commission, the Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. A loan will be secured by collateral if the Fund's aggregate borrowings from all sources exceeds 10% of the Fund's total assets. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan.

    The Fund is a party to an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000, or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM, which are parties to the

AIM V.I. Small Cap Equity Fund

credit facility, can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan.

    During the year ended December 31, 2007, the Fund did not borrow or lend under the interfund lending facility or borrow under the uncommitted unsecured revolving credit facility.

    Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and AIM, not to exceed the contractually agreed upon rate.

NOTE 8--PORTFOLIO SECURITIES LOANED

The Fund may lend portfolio securities having a market value up to one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. The Fund could also experience delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested.

    At December 31, 2007, securities with an aggregate value of $7,113,253 were on loan to brokers. The loans were secured by cash collateral of $7,280,225 received by the Fund and subsequently invested in an affiliated money market fund. For the year ended December 31, 2007, the Fund received dividends on cash collateral investments of $26,551 for securities lending transactions, which are net of compensation to counterparties.

NOTE 9--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS

DISTRIBUTIONS TO SHAREHOLDERS:

The tax character of distributions paid during the years ended December 31, 2007 and 2006 was as follows:

                                                                 2007          2006
--------------------------------------------------------------------------------------
Distributions paid from:
Ordinary income                                               $1,375,449    $  912,136
--------------------------------------------------------------------------------------
Long-term capital gain                                         3,343,617     2,714,399
======================================================================================
  Total distributions                                         $4,719,066    $3,626,535
______________________________________________________________________________________
======================================================================================


TAX COMPONENTS OF NET ASSETS:

As of December 31, 2007, the components of net assets on a tax basis were as follows:

                                                                    2007
----------------------------------------------------------------------------
Undistributed ordinary income                                   $    562,820
----------------------------------------------------------------------------
Undistributed long-term gain                                         115,434
----------------------------------------------------------------------------
Net unrealized appreciation -- investments                        12,238,814
----------------------------------------------------------------------------
Temporary book/tax differences                                       (22,863)
----------------------------------------------------------------------------
Shares of beneficial interest                                    155,423,675
============================================================================
  Total net assets                                              $168,317,880
____________________________________________________________________________
============================================================================


    The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's net unrealized appreciation difference is attributable primarily to losses on wash sales and the tax deferral of losses on certain straddles. The tax-basis net unrealized appreciation on investments amount includes appreciation on foreign currencies of $9.

    The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

    The Fund does not have a capital loss carryforward as of December 31, 2007.

AIM V.I. Small Cap Equity Fund

NOTE 10--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended December 31, 2007 was $120,561,308 and $55,919,185, respectively.

UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENT SECURITIES ON A TAX BASIS
-------------------------------------------------------------------------------
Aggregate unrealized appreciation of investment securities         $24,845,603
-------------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities       (12,606,798)
===============================================================================
Net unrealized appreciation of investment securities               $12,238,805
_______________________________________________________________________________
===============================================================================
Cost of investments for tax purposes is $162,889,751.


NOTE 11--RECLASSIFICATION OF PERMANENT DIFFERENCES

Primarily as a result of differing book/tax treatment of net operating losses, passive foreign investment companies and expenses related to the plan of reorganization, on December 31, 2007, undistributed net investment income was increased by $257,894, undistributed net realized gain was decreased by $249,214 and shares of beneficial interest decreased by $8,680. Further, as a result of tax deferrals acquired in the reorganization of AIM V.I. Small Cap Growth Fund into the Fund, on May 1, 2007, undistributed net investment income was decreased by $8,815, undistributed net realized gain was decreased by $134,237 and shares of beneficial interest increased by $143,052. These reclassifications had no effect on the net assets of the Fund.

NOTE 12--SHARE INFORMATION

                                            CHANGES IN SHARES OUTSTANDING
----------------------------------------------------------------------------------------------------------------------
                                                                      YEAR ENDED                    YEAR ENDED
                                                                 DECEMBER 31, 2007(A)           DECEMBER 31, 2006
                                                              --------------------------    --------------------------
                                                                SHARES         AMOUNT         SHARES         AMOUNT
----------------------------------------------------------------------------------------------------------------------
Sold:
  Series I                                                     5,013,005    $ 80,543,288     4,127,247    $ 61,970,339
----------------------------------------------------------------------------------------------------------------------
  Series II                                                        2,377          39,660         3,739          55,902
======================================================================================================================
Issued as reinvestment of dividends:
  Series I                                                       294,710       4,718,304       233,132       3,592,564
----------------------------------------------------------------------------------------------------------------------
  Series II                                                           48             761         2,218          33,971
======================================================================================================================
Issued in connection with acquisitions:(b)
  Series I                                                     1,275,124      20,411,826            --              --
----------------------------------------------------------------------------------------------------------------------
  Series II                                                       12,068         191,836            --              --
======================================================================================================================
Reacquired:
  Series I                                                    (1,881,501)    (30,057,063)   (1,398,963)    (20,803,386)
----------------------------------------------------------------------------------------------------------------------
  Series II                                                      (68,936)     (1,129,527)          (49)           (708)
======================================================================================================================
                                                               4,646,895    $ 74,719,085     2,967,324    $ 44,848,682
______________________________________________________________________________________________________________________
======================================================================================================================

(a) There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate they own 85% of the outstanding shares of the Fund. The Fund and the Fund's principal underwriter or advisor, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, AIM and/or AIM affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, AIM and or AIM affiliates including but not limited to services such as, securities brokerage, third party record keeping and account servicing and administrative services. The Trust has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.
(b) As of the open of business on May 1, 2007, the Fund acquired all the net assets of AIM V.I. Small Cap Growth Fund pursuant to a plan of reorganization approved by the Trustees of the Fund on December 13, 2006 and by the shareholders of AIM V.I. Small Cap Growth Fund on March 19, 2007. The acquisition was accomplished by a tax-free exchange of 1,287,192 shares of the Fund for 1,239,952 shares outstanding of AIM V.I. Small Cap Growth Fund as of the close of business on April 30, 2007. Each class of shares of AIM V.I. Small Cap Growth Fund was exchanged for the like class of shares of the Fund based on the relative net asset value of AIM V.I. Small Cap Growth Fund to the net asset value of the Fund on the close of business, April 30, 2007. AIM V.I. Small Cap Growth Fund's net assets as of the close of business on April 30, 2007 of $20,603,661 including $2,935,720 of unrealized appreciation, were combined with the net assets of the Fund immediately before the acquisition of $103,924,887. The combined aggregate net assets of the Fund immediately following the reorganization were $124,528,548.

AIM V.I. Small Cap Equity Fund

NOTE 13--SIGNIFICANT EVENT

At a meeting held on December 13, 2007, the Board of Trustees of Trust approved certain proposals to be presented for shareholder approval at a special meeting of the shareholders of the Trust intended to be held on February 29, 2008 (the "Special Meeting"). At the Special Meeting, shareholders of record as of the close of business on November 30, 2007, are entitled to vote their respective shares on several proposals that including, among others the following proposal(s).

New proposed sub-advisory agreement between A I M Advisors, Inc. ("AIM") and each of AIM Funds Management Inc., Invesco Asset Management Deutschland, GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Global Asset Management (N.A.), Inc., Invesco Hong Kong Limited, Invesco Institutional (N.A.), Inc. and Invesco Senior Secured Management, Inc. (collectively, the "Affiliated Sub-Advisers") (the "New Sub-advisory Arrangements"). This proposal is intended to benefit the Fund and its shareholders by permitting AIM to utilize the additional resources and talent of these affiliated sub-advisers in managing the Fund. Because AIM would pay all of the sub-advisory fees of the sub-advisers, the new sub-advisory arrangements would not affect the fees the Fund pays pursuant to the advisory agreement. If approved by shareholders, the New Sub-advisory Arrangements are expected to become effective on or about May 1, 2008.

NOTE 14--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                           SERIES I
                                                              -------------------------------------------------------------------
                                                                                                                AUGUST 29, 2003
                                                                        YEAR ENDED DECEMBER 31,               (COMMENCEMENT DATE)
                                                              --------------------------------------------      TO DECEMBER 31,
                                                                2007          2006       2005       2004             2003
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $  15.19       $ 13.46    $ 12.45    $ 11.38          $10.00
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                   (0.01)(a)     (0.01)(a)   (0.06)(a)   (0.06)(a)        (0.01)
---------------------------------------------------------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)          0.81          2.37       1.07       1.13            1.41
=================================================================================================================================
    Total from investment operations                              0.80          2.36       1.01       1.07            1.40
=================================================================================================================================
Less distributions:
  Dividends from net investment income                           (0.01)           --         --      (0.00)          (0.01)
---------------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                          (0.45)        (0.63)        --         --           (0.01)
=================================================================================================================================
    Total distributions                                          (0.46)        (0.63)        --      (0.00)          (0.02)
=================================================================================================================================
Net asset value, end of period                                $  15.53       $ 15.19    $ 13.46    $ 12.45          $11.38
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(b)                                                   5.19%        17.44%      8.11%      9.41%          13.94%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $168,286       $93,243    $42,752    $25,964          $2,231
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                  1.12%(c)      1.15%      1.22%      1.30%           1.32%(d)
---------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements               1.15%(c)      1.33%      1.57%      2.01%          12.86%(d)
=================================================================================================================================
Ratio of net investment income (loss) to average net assets      (0.07)%(c)    (0.06)%    (0.44)%    (0.56)%         (0.44)%(d)
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate(e)                                          45%           52%        70%       156%             26%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.
(c)  Ratios are based on average daily net assets of $128,958,741.
(d)  Annualized.
(e) Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year. For the period ending December 31, 2007, the portfolio turnover calculation excludes the value of securities purchased of $17,709,035 and sold of $19,432,514 in the effort to realign the Fund's portfolio holdings after the reorganization of AIM V.I. Small Cap Growth Fund into the Fund.

AIM V.I. Small Cap Equity Fund

                                                                                        SERIES II
                                                              --------------------------------------------------------------
                                                                                                           AUGUST 29, 2003
                                                                      YEAR ENDED DECEMBER 31,            (COMMENCEMENT DATE)
                                                              ---------------------------------------      TO DECEMBER 31,
                                                               2007         2006      2005      2004            2003
----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $15.10       $13.41    $12.43    $11.38          $10.00
----------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                 (0.05)(a)    (0.04)(a)  (0.08)(a)  (0.08)(a)        (0.02)
----------------------------------------------------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)        0.79         2.36      1.06      1.13            1.41
============================================================================================================================
    Total from investment operations                            0.74         2.32      0.98      1.05            1.39
============================================================================================================================
Less distributions:
  Dividends from net investment income                            --           --        --     (0.00)          (0.00)
----------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                        (0.45)       (0.63)       --        --           (0.01)
============================================================================================================================
    Total distributions                                        (0.45)       (0.63)       --     (0.00)          (0.01)
============================================================================================================================
Net asset value, end of period                                $15.39       $15.10    $13.41    $12.43          $11.38
____________________________________________________________________________________________________________________________
============================================================================================================================
  Total return(b)                                               4.84%       17.20%     7.88%     9.23%          13.88%
____________________________________________________________________________________________________________________________
============================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $   32       $  854    $  679    $  622          $  569
____________________________________________________________________________________________________________________________
============================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                1.37%(c)     1.40%     1.42%     1.45%           1.47%(d)
----------------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements             1.40%(c)     1.58%     1.82%     2.26%          13.11%(d)
============================================================================================================================
Ratio of net investment income (loss) to average net assets   (0.32)%(c)    (0.31)%   (0.64)%   (0.71)%         (0.59)%(d)
____________________________________________________________________________________________________________________________
============================================================================================================================
Portfolio turnover rate(e)                                        45%          52%       70%      156%             26%
____________________________________________________________________________________________________________________________
============================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.
(c)  Ratios are based on average daily net assets of $424,153.
(d)  Annualized.
(e) Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year. For the period ending December 31, 2007, the portfolio turnover calculation excludes the value of securities purchased of $17,709,035 and sold of $19,432,514 in the effort to realign the Fund's portfolio holdings after the reorganization of AIM V.I. Small Cap Growth Fund into the Fund.

NOTE 15--LEGAL PROCEEDINGS

Terms used in the Legal Proceedings Note are defined terms solely for the purpose of this note.


PENDING LITIGATION AND REGULATORY INQUIRIES


    On August 30, 2005, the West Virginia Office of the State
Auditor -- Securities Commission ("WVASC") issued a Summary Order to Cease and Desist and Notice of Right to Hearing to A I M Advisors, Inc. ("AIM") and A I M Distributors, Inc. ("ADI") (Order No. 05-1318). The WVASC makes findings of fact that AIM and ADI entered into certain arrangements permitting market timing of the AIM Funds and failed to disclose these arrangements in the prospectuses for such Funds, and conclusions of law to the effect that AIM and ADI violated the West Virginia securities laws. The WVASC orders AIM and ADI to cease any further violations and seeks to impose monetary sanctions, including restitution to affected investors, disgorgement of fees, reimbursement of investigatory, administrative and legal costs and an "administrative assessment," to be determined by the Commissioner. Initial research indicates that these damages could be limited or capped by statute. By agreement with the Commissioner of Securities, AIM's time to respond to that Order has been indefinitely suspended.

    Civil lawsuits, including purported class action and shareholder derivative suits, have been filed against certain of the AIM Funds, INVESCO Funds Group, Inc. ("IFG") (the former investment advisor to certain AIM Funds), AIM, ADI and/or related entities and individuals, depending on the lawsuit, alleging:

    - that the defendants permitted improper market timing and related activity in the AIM Funds; and

    - that certain AIM Funds inadequately employed fair value pricing.

    These lawsuits allege as theories of recovery, depending on the lawsuit, violations of various provisions of the Federal and state securities laws and ERISA, negligence, breach of fiduciary duty and/or breach of contract. These lawsuits seek remedies that include, depending on the lawsuit, damages, restitution, injunctive relief, imposition of a constructive trust, removal of certain directors and/or employees, various corrective measures under ERISA, rescission of certain AIM Funds' advisory agreements and/or distribution plans and recovery of all fees paid.

    All lawsuits based on allegations of market timing, late trading and related issues have been transferred to the United States District Court for the District of Maryland (the "MDL Court"). Pursuant to an Order of the MDL Court, plaintiffs in these lawsuits consolidated their claims for pre-trial purposes into three amended complaints against various AIM- and IFG-related parties: (i) a Consolidated Amended Class Action Complaint purportedly brought on behalf of shareholders of the AIM Funds; (ii) a Consolidated Amended Fund Derivative Complaint purportedly brought on behalf of the AIM Funds and fund registrants; and (iii) an Amended Class Action Complaint for Violations of the Employee Retirement Income Securities Act ("ERISA") purportedly brought on behalf of participants in Invesco Ltd. ("Invesco") 401(k) plan. Based on orders issued by the MDL Court, all claims asserted against the AIM Funds that have been

AIM V.I. Small Cap Equity Fund
transferred to the MDL Court have been dismissed, although certain Funds remain nominal defendants in the Consolidated Amended Fund Derivative Complaint. On September 15, 2006, the MDL Court granted the Invesco defendants' motion to dismiss the Amended Class Action Complaint for Violations of ERISA and dismissed such Complaint. The plaintiff has commenced an appeal from that decision.

    IFG, AIM, ADI and/or related entities and individuals have received inquiries from numerous regulators in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, among others, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to
Section 529 college savings plans and procedures for locating lost security holders. IFG, AIM and ADI have advised the Fund that they are providing full cooperation with respect to these inquiries. Regulatory actions and/or additional civil lawsuits related to these or other issues may be filed against the AIM Funds, IFG, AIM and/or related entities and individuals in the future.

    At the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the outcome of the Pending Litigation and Regulatory Inquiries described above may have on AIM, ADI or the Fund.

AIM V.I. Small Cap Equity Fund

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of AIM Variable Insurance Funds and Shareholders of AIM V. I. Small Cap Equity Fund:



In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of AIM V.I. Small Cap Equity Fund (one of the funds constituting AIM Variable Insurance Funds, hereafter referred to as the "Fund") at December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights for each of the periods ended on or before December 31, 2004 were audited by another independent registered public accounting firm whose report dated February 4, 2005 expressed an unqualified opinion on those financial highlights.

PRICEWATERHOUSECOOPERS LLP

February 12, 2008
Houston, Texas

AIM V.I. Small Cap Equity Fund

CALCULATING YOUR ONGOING FUND EXPENSES

EXAMPLE

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service fees (12b-1); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2007, through December 31, 2007.

    The actual and hypothetical expenses in the examples below do not represent the effect of any fees or other expenses assessed in connection with a variable product; if they did, the expenses shown would be higher while the ending account values shown would be lower.

ACTUAL EXPENSES

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return.

    The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

    Please note that the expenses shown in the table are meant to highlight your ongoing costs. Therefore, the hypothetical information is useful in comparing ongoing costs, and will not help you determine the relative total costs of owning different funds.

                                                                                       HYPOTHETICAL
                                                                                 (5% ANNUAL RETURN BEFORE
                                                      ACTUAL                            EXPENSES)
                         BEGINNING           ENDING           EXPENSES           ENDING           EXPENSES        ANNUALIZED
                       ACCOUNT VALUE      ACCOUNT VALUE      PAID DURING      ACCOUNT VALUE      PAID DURING       EXPENSE
        CLASS           (07/01/07)        (12/31/07)(1)       PERIOD(2)        (12/31/07)         PERIOD(2)         RATIO
      Series I           $1,000.00           $965.40            $5.50           $1,019.61           $5.65            1.11%
      Series II           1,000.00            964.10             6.73            1,018.35            6.92            1.36

(1) The actual ending account value is based on the actual total return of the Fund for the period July 1, 2007, through December 31, 2007, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund's expense ratio and a hypothetical annual return of 5% before expenses.
(2) Expenses are equal to the Fund's annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

AIM V.I. Small Cap Equity Fund

TAX INFORMATION

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

  The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state's requirement.

  The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended December 31, 2007:

       FEDERAL AND STATE INCOME TAX

         Long-Term Capital Gain Dividends                         $3,343,616
         Corporate Dividends Received Deduction*                       52.48%

       * The above percentages are based on ordinary income dividends paid to shareholders during the Fund's fiscal year.

AIM V.I. Small Cap Equity Fund

TRUSTEES AND OFFICERS

The address of each trustee and officer of AIM Variable Insurance Funds (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. Each trustee oversees 104 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

                                                                                       OTHER
                                  TRUSTEE                                              TRUSTEESHIP(S)/
NAME, YEAR OF BIRTH AND           AND/OR                                               DIRECTORSHIP(S)
POSITION(S) HELD WITH THE         OFFICER    PRINCIPAL OCCUPATION(S)                   HELD BY
TRUST                             SINCE      DURING PAST 5 YEARS                       TRUSTEE/ DIRECTOR
-------------------------------------------------------------------------------------------------------------------------
 Interested Persons
-------------------------------------------------------------------------------------------------------------------------

   Martin L. Flanagan(1) -- 1960  2007       Director, Chief Executive Officer and     None
   Trustee                                   President, Invesco Ltd. (ultimate parent
                                             of AIM and a global investment
                                             management firm) and, Invesco Holding
                                             Company (parent of AIM and a global
                                             investment management firm); Chairman,
                                             A I M Advisors, Inc. (registered
                                             investment advisor); Director, Chairman,
                                             Chief Executive Officer and President,
                                             IVZ Inc. (holding company); and INVESCO
                                             North American Holdings, Inc. (holding
                                             company); Chairman and President,
                                             INVESCO Group Services, Inc. (service
                                             provider); Trustee, The AIM Family of
                                             Funds(R); Vice Chairman, Investment
                                             Company Institute; and Member of
                                             Executive Board, SMU Cox School of
                                             Business

                                             Formerly: Chairman, Investment Company
                                             Institute; President, Co-Chief Executive
                                             Officer, Co-President, Chief Operating
                                             Officer and Chief Financial Officer,
                                             Franklin Resources, Inc. (global
                                             investment management organization)
-------------------------------------------------------------------------------------------------------------------------

   Philip A. Taylor(2) -- 1954    2006       Director, Chief Executive Officer and     None
   Trustee, President and                    President, AIM Mutual Fund Dealer Inc.
   Principal                                 (registered broker dealer), A I M
   Executive Officer                         Advisors, Inc., AIM Funds Management
                                             Inc. d/b/a INVESCO Enterprise Services
                                             (registered investment advisor and
                                             registered transfer agent), AIM Trimark
                                             Corporate Class Inc. (formerly AIM
                                             Trimark Global Fund Inc.) (corporate
                                             mutual fund company) and AIM Trimark
                                             Canada Fund Inc. (corporate mutual fund
                                             company), and 1371 Preferred Inc.
                                             (holding company); Director, Chairman,
                                             Chief Executive Officer and President,
                                             A I M Management Group Inc. (financial
                                             services holding company) and A I M
                                             Capital Management, Inc. (registered
                                             investment advisor); Director and
                                             President, INVESCO Funds Group, Inc.
                                             (registered investment advisor and
                                             register transfer agent) and AIM GP
                                             Canada Inc. (general partner for a
                                             limited partnership); Director, A I M
                                             Distributors, Inc. (registered broker
                                             dealer); Director and Chairman, AIM
                                             Investment Services, Inc. (registered
                                             transfer agent) and INVESCO
                                             Distributors, Inc. (registered broker
                                             dealer); Director, President and
                                             Chairman, IVZ Callco Inc. (holding
                                             company), INVESCO Inc. (holding company)
                                             and AIM Canada Holdings Inc. (holding
                                             company); Trustee, President and
                                             Principal Executive Officer of The AIM
                                             Family of Funds--Registered Trademark--
                                             (other than AIM Treasurer's Series
                                             Trust, Short-Term Investments Trust and
                                             Tax-Free Investments Trust); Trustee and
                                             Executive Vice President, The AIM Family
                                             of Funds--Registered Trademark-- (AIM
                                             Treasurer's Series Trust, Short-Term
                                             Investments Trust and Tax-Free
                                             Investments Trust only); and Manager,
                                             PowerShares Capital Management LLC

                                             Formerly: Director and Chairman, Fund
                                             Management Company (registered broker
                                             dealer); President and Principal
                                             Executive Officer, The AIM Family of
                                             Funds--Registered Trademark-- (AIM
                                             Treasurer's Series Trust, Short-Term
                                             Investments Trust and Tax-Free
                                             Investments Trust only); Chairman, AIM
                                             Canada Holdings, Inc.; President, AIM
                                             Trimark Global Fund Inc. and AIM Trimark
                                             Canada Fund Inc.; and Director, Trimark
                                             Trust (federally regulated Canadian
                                             Trust Company)
-------------------------------------------------------------------------------------------------------------------------
 Independent Trustees
-------------------------------------------------------------------------------------------------------------------------

   Bruce L. Crockett -- 1944      1993       Chairman, Crockett Technology Associates  ACE Limited (insurance company);
   Trustee and Chair                         (technology consulting company)           and Captaris, Inc. (unified
                                                                                       messaging provider)
-------------------------------------------------------------------------------------------------------------------------

   Bob R. Baker -- 1936           2004       Retired                                   None
   Trustee
-------------------------------------------------------------------------------------------------------------------------

   Frank S. Bayley -- 1939        2001       Retired                                   None
   Trustee                                   Formerly: Partner, law firm of Baker &
                                             McKenzie and Director, Badgley Funds,
                                             Inc. (registered investment company) (2
                                             portfolios)
-------------------------------------------------------------------------------------------------------------------------

   James T. Bunch -- 1942         2004       Founder, Green, Manning & Bunch Ltd.,     None
   Trustee                                   (investment banking firm)
                                             Formerly: Director, Policy Studies, Inc.
                                             and Van Gilder Insurance Corporation
-------------------------------------------------------------------------------------------------------------------------

   Albert R. Dowden -- 1941       2000       Director of a number of public and        None
   Trustee                                   private business corporations, including
                                             the Boss Group Ltd. (private investment
                                             and management); Reich & Tang Funds
                                             (Chairman) (registered investment
                                             company) (7 portfolios), Daily Income
                                             Fund (4 portfolios), California Daily
                                             Tax Free Income Fund, Inc., Connecticut
                                             Daily Tax Free Income Fund, Inc. and New
                                             Jersey Daily Municipal Fund, Inc.,
                                             Annuity and Life Re (Holdings), Ltd.
                                             (insurance company), and Homeowners of
                                             America Holding Corporation (property
                                             casualty company)

                                             Formerly: Director, CompuDyne
                                             Corporation (provider of product and
                                             services to the public security market);
                                             Director, President and Chief Executive
                                             Officer, Volvo Group North America,
                                             Inc.; Senior Vice President, AB Volvo;
                                             Director of various affiliated Volvo
                                             companies; and Director, Magellan
                                             Insurance Company
-------------------------------------------------------------------------------------------------------------------------

   Jack M. Fields -- 1952         1997       Chief Executive Officer, Twenty First     Administaff
   Trustee                                   Century Group, Inc. (government affairs
                                             company); and Owner and Chief Executive
                                             Officer, Dos Angelos Ranch, L.P.
                                             (cattle, hunting, corporate
                                             entertainment)
                                             Formerly: Chief Executive Officer,
                                             Texana Timber LP (sustainable forestry
                                             company), and Discovery Global Education
                                             Fund (non-profit)

-------------------------------------------------------------------------------------------------------------------------

   Carl Frischling -- 1937        1993       Partner, law firm of Kramer Levin         Director, Reich & Tang Funds) (15
   Trustee                                   Naftalis and Frankel LLP                  portfolios)
-------------------------------------------------------------------------------------------------------------------------

   Prema Mathai-Davis -- 1950     1998       Formerly: Chief Executive Officer, YWCA   None
   Trustee                                   of the USA
-------------------------------------------------------------------------------------------------------------------------

   Lewis F. Pennock -- 1942       1993       Partner, law firm of Pennock & Cooper     None
   Trustee
-------------------------------------------------------------------------------------------------------------------------

   Larry Soll -- 1942             2004       Retired                                   None
   Trustee
-------------------------------------------------------------------------------------------------------------------------

   Raymond Stickel, Jr. -- 1944   2005       Retired                                   None
   Trustee                                   Formerly: Partner, Deloitte & Touche;
                                             and Director, Mainstay VP Series Funds,
                                             Inc. (25 portfolios)
-------------------------------------------------------------------------------------------------------------------------

(1) Mr. Flanagan was appointed as Trustee of the Trust on February 24, 2007. Mr. Flanagan is considered an interested person of the Trust because he is an officer of the advisor to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the advisor to the Trust.
(2) Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.

AIM V.I. Small Cap Equity Fund

                                                                                       OTHER
                                  TRUSTEE                                              TRUSTEESHIP(S)/
NAME, YEAR OF BIRTH AND           AND/OR                                               DIRECTORSHIP(S)
POSITION(S) HELD WITH THE         OFFICER    PRINCIPAL OCCUPATION(S)                   HELD BY TRUSTEE/
TRUST                             SINCE      DURING PAST 5 YEARS                       DIRECTOR
-------------------------------------------------------------------------------------------------------------------------
 Other Officers
-------------------------------------------------------------------------------------------------------------------------

   Russell C. Burk -- 1958        2005       Senior Vice President and Senior Officer  N/A
   Senior Vice President and                 of The AIM Family of Funds--Registered
   Senior Officer                            Trademark--
                                             Formerly: Director of Compliance and
                                             Assistant General Counsel, ICON
                                             Advisers, Inc.; Financial Consultant,
                                             Merrill Lynch; General Counsel and
                                             Director of Compliance, ALPS Mutual
                                             Funds, Inc.
-------------------------------------------------------------------------------------------------------------------------

   John M. Zerr -- 1962           2006       Director, Senior Vice President,          N/A
   Senior Vice President, Chief              Secretary and General Counsel, A I M
   Legal Officer and Secretary               Management Group Inc., A I M Advisors,
                                             Inc. and A I M Capital Management, Inc.;
                                             Director, Vice President and Secretary,
                                             AIM Investment Services, Inc. and
                                             INVESCO Distributors, Inc.; Director,
                                             Senior Vice President and Secretary,
                                             A I M Distributors, Inc.; Director and
                                             Vice President, INVESCO Funds Group
                                             Inc.; Senior Vice President, Chief Legal
                                             Officer and Secretary of The AIM Family
                                             of Funds--Registered Trademark--; and
                                             Manager, PowerShares Capital Management
                                             LLC

                                             Formerly: Director, Vice President and
                                             Secretary, Fund Management Company; Vice
                                             President, A I M Capital Management,
                                             Inc.; Chief Operating Officer, Senior
                                             Vice President, General Counsel and
                                             Secretary, Liberty Ridge Capital, Inc.
                                             (an investment adviser); Vice President
                                             and Secretary, PBHG Funds (an investment
                                             company); Vice President and Secretary,
                                             PBHG Insurance Series Fund (an
                                             investment company); General Counsel and
                                             Secretary, Pilgrim Baxter Value
                                             Investors (an investment adviser); Chief
                                             Operating Officer, General Counsel and
                                             Secretary, Old Mutual Investment
                                             Partners (a broker-dealer); General
                                             Counsel and Secretary, Old Mutual Fund
                                             Services (an administrator); General
                                             Counsel and Secretary, Old Mutual
                                             Shareholder Services (a shareholder
                                             servicing center); Executive Vice
                                             President, General Counsel and
                                             Secretary, Old Mutual Capital, Inc. (an
                                             investment adviser); and Vice President
                                             and Secretary, Old Mutual Advisors Funds
                                             (an investment company)
-------------------------------------------------------------------------------------------------------------------------

   Lisa O. Brinkley -- 1959       2004       Global Compliance Director, Invesco       N/A
   Vice President                            Ltd.; and Vice President of The AIM
                                             Family of Funds--Registered Trademark--

                                             Formerly: Senior Vice President, A I M
                                             Management Group Inc. (financial
                                             services holding company); Senior Vice
                                             President and Chief Compliance Officer,
                                             A I M Advisors, Inc. and The AIM Family
                                             of Funds--Registered Trademark--; Vice
                                             President and Chief Compliance Officer,
                                             A I M Capital Management, Inc. and A I M
                                             Distributors, Inc.; Vice President, AIM
                                             Investment Services, Inc. and Fund
                                             Management Company; Senior Vice
                                             President and Chief Compliance Officer
                                             of The AIM Family of Funds--Registered
                                             Trademark--; and Senior Vice President
                                             and Compliance Director, Delaware
                                             Investments Family of Funds
-------------------------------------------------------------------------------------------------------------------------

   Kevin M. Carome -- 1956        2003       General Counsel, Secretary and Senior
   Vice President                            Managing Director, Invesco Ltd.;
                                             Director and Secretary, Invesco Holding
                                             Company Limited, IVZ, Inc. and INVESCO
                                             Group Services, Inc.; Director, INVESCO
                                             Funds Group, Inc.; Secretary, INVESCO
                                             North American Holdings, Inc.; and Vice
                                             President of The AIM Family of
                                             Funds--Registered Trademark--

                                             Formerly: Senior Managing Director,       N/A
                                             Invesco Holding Company Limited;
                                             Director, Senior Vice President,
                                             Secretary and General Counsel, A I M
                                             Management Group Inc. and A I M
                                             Advisors, Inc.; Senior Vice President,
                                             A I M Distributors, Inc.; Director,
                                             General Counsel and Vice President, Fund
                                             Management Company; Vice President,
                                             A I M Capital Management, Inc. and AIM
                                             Investment Services, Inc.; Senior Vice
                                             President, Chief Legal Officer and
                                             Secretary of The AIM Family of
                                             Funds--Registered Trademark--; Director
                                             and Vice President, INVESCO
                                             Distributors, Inc.; Chief Executive
                                             Officer and President, INVESCO Funds
                                             Group, Inc.; and Senior Vice President
                                             and General Counsel, Liberty Financial
                                             Companies, Inc.
-------------------------------------------------------------------------------------------------------------------------

   Sidney M. Dilgren -- 1961      2004       Vice President, A I M Advisors, Inc. and  N/A
   Vice President, Principal                 A I M Capital Management, Inc.; and Vice
   Financial Officer and                     President, Treasurer and Principal
   Treasurer                                 Financial Officer of The AIM Family of
                                             Funds--Registered Trademark--

                                             Formerly: Fund Treasurer, A I M
                                             Advisors, Inc.; Senior Vice President,
                                             AIM Investment Services, Inc.; and Vice
                                             President, A I M Distributors, Inc.
-------------------------------------------------------------------------------------------------------------------------

   Karen Dunn Kelley -- 1960      2004       Head of Invesco's World Wide Fixed        N/A
   Vice President                            Income and Cash Management Group;
                                             Director of Cash Management and Senior
                                             Vice President, A I M Advisors, Inc. and
                                             A I M Capital Management, Inc; Executive
                                             Vice President, A I M Distributors,
                                             Inc.; Senior Vice President, A I M
                                             Management Group Inc.; Vice President,
                                             The AIM Family of Funds--Registered
                                             Trademark-- (other than AIM Treasurer's
                                             Series Trust, Short-Term Investments
                                             Trust and Tax-Free Investments Trust);
                                             and President and Principal Executive
                                             Officer, The AIM Family of
                                             Funds--Registered Trademark-- (AIM
                                             Treasurer's Series Trust, Short-Term
                                             Investments Trust and Tax-Free
                                             Investments Trust only)
                                             Formerly: Director and President, Fund
                                             Management Company; Chief Cash
                                             Management Officer and Managing
                                             Director, A I M Capital Management,
                                             Inc.; Vice President, A I M Advisors,
                                             Inc. and The AIM Family of
                                             Funds--Registered Trademark-- (AIM
                                             Treasurer's Series Trust, Short-Term
                                             Investments Trust and Tax-Free
                                             Investments Trust only)
-------------------------------------------------------------------------------------------------------------------------

   Lance A. Rejsek -- 1967        2005       Anti-Money Laundering Compliance          N/A
   Anti-Money Laundering                     Officer, A I M Advisors, Inc., A I M
   Compliance Officer                        Capital Management, Inc., A I M
                                             Distributors, Inc., AIM Investment
                                             Services, Inc., AIM Private Asset
                                             Management, Inc. and The AIM Family of
                                             Funds--Registered Trademark--
                                             Formerly: Anti-Money Laundering
                                             Compliance Officer, Fund Management
                                             Company; and Manager of the Fraud
                                             Prevention Department, AIM Investment
                                             Services, Inc.
-------------------------------------------------------------------------------------------------------------------------

   Todd L. Spillane -- 1958       2006       Senior Vice President, A I M Management   N/A
   Chief Compliance Officer                  Group Inc.; Senior Vice President and
                                             Chief Compliance Officer, A I M
                                             Advisors, Inc. and A I M Capital
                                             Management, Inc.; Chief Compliance
                                             Officer of The AIM Family of
                                             Funds--Registered Trademark--, Invesco
                                             Global Asset Management (N.A.), Inc.,
                                             (registered investment advisor), Invesco
                                             Institutional (N.A.), Inc., (registered
                                             investment advisor), INVESCO Private
                                             Capital Investments, Inc. (holding
                                             company), Invesco Private Capital, Inc.
                                             (registered investment advisor) and
                                             Invesco Senior Secured Management, Inc.
                                             (registered investment advisor); and
                                             Vice President, A I M Distributors, Inc.
                                             and AIM Investment Services, Inc.

                                             Formerly: Vice President, A I M Capital
                                             Management, Inc. and Fund Management
                                             Company; Global Head of Product
                                             Development, AIG-Global Investment
                                             Group, Inc.; and Chief Compliance
                                             Officer and Deputy General Counsel,
                                             AIG-SunAmerica Asset Management
-------------------------------------------------------------------------------------------------------------------------

The Statement of Additional Information of the Trust includes additional information about the Fund's Trustees and is available upon request, without charge, by calling 1.800.410.4246.

OFFICE OF THE FUND            INVESTMENT ADVISOR       DISTRIBUTOR              AUDITORS
11 Greenway Plaza             A I M Advisors, Inc.     A I M Distributors,      PricewaterhouseCoopers
Suite 100                     11 Greenway Plaza        Inc.                     LLP
Houston, TX 77046-1173        Suite 100                11 Greenway Plaza        1201 Louisiana Street
                              Houston, TX 77046-1173   Suite 100                Suite 2900
                                                       Houston, TX 77046-1173   Houston, TX 77002-5678

COUNSEL TO THE FUND           COUNSEL TO THE           TRANSFER AGENT           CUSTODIAN
Ballard Spahr                 INDEPENDENT TRUSTEES     AIM Investment           State Street Bank and
Andrews & Ingersoll, LLP      Kramer, Levin, Naftalis  Services, Inc.           Trust
1735 Market Street, 51st      & Frankel LLP            P.O. Box 4739            Company
Floor                         1177 Avenue of the       Houston, TX 77210-4739   225 Franklin Street
Philadelphia, PA 19103-7599   Americas                                          Boston, MA 02110-2801
                              New York, NY 10036-2714

SECTOR EQUITY

Sectors

                                                        AIM V.I. Technology Fund
                               Annual Report to Shareholders - December 31, 2007

The Fund provides a complete list of
its holdings four times in each
fiscal year, at the quarter-ends. For
the second and fourth quarters, the
lists appear in the Fund's semiannual
and annual reports to shareholders.
For the first and third quarters, the
Fund files the lists with the
Securities and Exchange Commission
(SEC) on Form N-Q. The Fund's Form
N-Q filings are available on the SEC
Web site, sec.gov. Copies of the
Fund's Forms N-Q may be reviewed and                         [COVER GLOBE IMAGE]
copied at the SEC Public Reference
Room in Washington, D.C.You can
obtain information on the operation
of the Public Reference Room,
including information about
duplicating fee charges, by calling
202-942-8090 or 800-732-0330, or by
electronic request at the following
E-mail address: publicinfo@sec.gov.
The SEC file numbers for the Fund are
811-07452 and 033-57340. The Fund's
most recent portfolio holdings, as
filed on Form N-Q, have also been
made available to insurance companies
issuing variable annuity contracts
and variable life insurance policies
("variable products") that invest in
the Fund.

A description of the policies and
procedures that the Fund uses to                                AIM V.I. TECHNOLOGY FUND's investment
determine how to vote proxies                                            objective is capital growth.
relating to portfolio securities is
available without charge, upon
request, from our Client Services
department at 800-410-4246 or on the
AIM Web site, AIMinvestments.com. On
the home page, scroll down and click
on Proxy Policy. The information is
also available on the SEC Web site,
sec.gov.

Information regarding how the Fund
voted proxies related to its
portfolio securities during the 12
months ended June 30, 2007, is
available at our Web site. Go to
AIMinvestments.com, access the About         UNLESS OTHERWISE STATED, INFORMATION PRESENTED IN THIS
Us tab, click on Required Notices and   REPORT IS AS OF DECEMBER 31, 2007, AND IS BASED ON TOTAL NET
then click on Proxy Voting Activity.    ASSETS.
Next, select the Fund from the
drop-down menu. The information is                UNLESS OTHERWISE NOTED, ALL DATA IN THIS REPORT ARE
also available on the SEC Web site,                                  FROM A I M MANAGEMENT GROUP INC.
sec.gov.

                                        =============================================================
                                        THIS REPORT MUST BE ACCOMPANIED OR PRECEDED BY A CURRENTLY
                                        EFFECTIVE FUND PROSPECTUS AND VARIABLE PRODUCT PROSPECTUS,
                                        WHICH CONTAIN MORE COMPLETE INFORMATION, INCLUDING SALES
                                        CHARGES AND EXPENSES. INVESTORS SHOULD READ EACH CAREFULLY
[AIM INVESTMENTS LOGO]                  BEFORE INVESTING.
-- REGISTERED TRADEMARK --              =============================================================

                                                    NOT FDIC INSURED MAY LOSE VALUE NO BANK GUARANTEE

                                                                             A I M DISTRIBUTORS, INC.

AIM V.I. Technology Fund

Management's discussion of Fund performance                                                  We may reduce or eliminate exposure to
                                                                                          a stock when:
=======================================================================================
PERFORMANCE SUMMARY                                                                       o A more attractive investment opportunity
                                                                                          is identified.
The information technology (IT) sector produced strong returns for the year ended
December 31, 2007. The IT sector's strength benefited Fund performance relative to its    o A company's fundamentals change.
broad market index. However, the Fund under-performed its style-specific benchmark, the
S&P GSTI Index, mainly due to security selection and an overweight position in the        o Its management or strategic direction
semiconductor industry, as well as security selection and an underweight position in      changes.
Internet software and services stocks.
                                                                                          o Its earnings are disrupted or
   Your Fund's long-term performance appears later in this report.                        disappoint.

FUND VS. INDEXES                                                                          o Its valuation becomes excessive
                                                                                          compared to similar investment
Total returns, 12/31/06-12/31/07, excluding variable product issuer charges. If           opportunities.
variable product issuer charges were included, returns would be lower.
                                                                                          Market conditions and your Fund
Series I Shares                                                                   7.70%
Series II Shares                                                                  7.48    The year was characterized by extremes.
S&P 500 Index(triangle) (Broad Market Index)                                      5.49    Subprime loan concerns, record high crude
S&P GSTI Index(triangle) (Style-Specific Index)                                  16.94    oil prices, a weak housing market and a
Lipper VUF Science & Technology Funds Category Average(triangle) (Peer Group)    18.10    weak U.S. dollar increased fears of
Lipper Science & Technology Funds Index(triangle) (Former Peer Group Index)      16.76    recession and worries about a potentially
SOURCE: (triangle) LIPPER INC.                                                            negative effect on consumer spending.
=======================================================================================   These factors affected investor sentiment
                                                                                          which caused market volatility to increase
How we invest                                We typically invest a majority of the        during the year. Yet, despite concerns
                                             Fund's assets in core                        over a slowing economy, several major
We seek attractively valued, well-managed    holdings--market-leading technology          market indexes ended the year in positive
companies in the IT sector with the          companies that demonstrate the ability to    territory after setting all-time closing
potential to generate attractive returns.    maintain or improve market share             highs during the year.(1) Strong global
We use a research oriented bottom-up         regardless of economic conditions. These     growth, steady corporate earnings and
investment approach combining                companies are believed to have a strategic   continued merger and acquisition activity
quantitative, fundamental and valuation      advantage over their competition. The        drove equity markets higher for much of
analysis to select securities in             remainder of the portfolio is invested in    2007. Against this backdrop, energy,
industries such as hardware, software,       tactical holdings--securities of             materials and utilities were among the
semiconductors, telecommunications           faster-growing, more volatile technology     best performing sectors of the S&P 500
equipment and services and service-related   companies that we believe to be emerging     Index.(1) Conversely, financials, consumer
companies in the IT sector.                  leaders in their fields.                     discretionary and health care were the
                                                                                          weakest performing sectors.(1)

==========================================   ==========================================   ==========================================
PORTFOLIO COMPOSITION                        TOP 10 EQUITY HOLDINGS*                      TOTAL NET ASSETS AND HOLDINGS

By sector                                    1. Apple Inc.                         5.0%   Total Net Assets           $158.87 million
Information Technology               82.6%   2. Google Inc.-Class A                4.0
Telecommunication Services           6.0     3. EMC Corp.                          3.0    Total Number of Holdings*               51
Financials                           0.7     4. Hewlett-Packard Co.                3.0
Consumer Discretionary               0.6     5. Adobe Systems Inc.                 3.0
Money Market Funds                           6. Microsoft Corp.                    2.7
Plus Other Assets Less Liabilities  10.1     7. Research In Motion Ltd.            2.7
                                             8. Cisco Systems, Inc.                2.7
The Fund's holdings are subject to change,   9. Activision, Inc.                   2.6
and there is no assurance that the Fund      10. Nokia Oyj-ADR                     2.5
will continue to hold any particular
security.

* Excluding money market fund holdings.
==========================================   ==========================================   ==========================================

AIM V.I. Technology Fund

   On an absolute basis, holdings in         position in F5 Networks as we viewed                                Lanny H. Sachnowitz
computer hardware and home entertainment     future earnings estimates to be inflated.          [SACHNOWITZ      Senior portfolio
software contributed the most to Fund                                                             PHOTO]         manager, is lead
performance during the year, while              Changes in the Fund's holdings during                            manager of AIM V.I.
semiconductor holdings were the primary      the year were primarily a result of          Technology Fund. He joined AIM in 1987 and
detractors from performance. Relative to     shifting of responsibilities among our       was named a portfolio manager in 1991. Mr.
the S&P GSTI Index, strong security          management team. We continued to focus on    Sachnowitz earned a B.S. in finance from
selection and an overweight in home          companies that are leaders in their          the University of Southern California and
entertainment software, as well as           markets or are taking market share, and      an M.B.A. from the University of Houston.
security selection in communications         prefer companies going through strong
equipment, benefited Fund performance. On    product cycles whose earnings estimates      Assisted by the Technology Team
the other hand, our overweight and           are likely to be exceeded.
security selection in semiconductors, as                                                  Effective February 4, 2008, after the
well as our security selection and              As always, we thank you for your          close of the reporting period, Warren
underweight in Internet software and         continued investment in AIM V.I.             Tennant was added to the portfolio
services, detracted from relative            Technology Fund.                             management team. Lanny Sachnowitz left the
performance.                                                                              team.
                                             Source: (1)Lipper Inc.
   Stocks that enhanced Fund performance
included APPLE, RESEARCH IN MOTION and       The views and opinions expressed in
Nintendo. Apple benefited from the launch    management's discussion of Fund
of the IPHONE--TRADEMARK-- during the        performance are those of A I M Advisors,
year. Additionally, Apple continued to       Inc. These views and opinions are subject
increase market share in key markets         to change at any time based on factors
domestically and abroad. This is             such as market and economic conditions.
particularly true in the personal computer   These views and opinions may not be relied
market, an area in which the company has     upon as investment advice or
the ability to command a higher profit       recommendations, or as an offer for a
margin for its products. Blackberry--        particular security. The information is
REGISTERED TRADEMARK-- maker Research In     not a complete analysis of every aspect of
Motion benefited from strong increases in    any market, country, industry, security or
subscriber accounts and revenue from         the Fund. Statements of fact are from
devices. Momentum continued for Nintendo     sources considered reliable, but A I M
with the Wii--TRADEMARK-- platform. In       Advisors, Inc. makes no representation or
fact, the Wii was so well received by the    warranty as to their completeness or
marketplace that the company had a hard      accuracy. Although historical performance
time keeping up with demand during the       is no guarantee of future results, these
year.                                        insights may help you understand our
                                             investment management philosophy.
   Detractors from Fund performance
included VERIFONE, DIGITAL RIVER AND F5
NETWORKS. Verifone, a global leader in
secure electronic payment solutions,
disappointed during the fourth quarter
when the company announced accounting
problems. Digital River, which operates as
an e-commerce outsourcing company, lowered
its outlook for the year citing
slower-than-anticipated business from key
clients such as Fund holding Microsoft. In
general, semiconductor holdings were down
toward the end of the year as concerns
over slowing domestic economic growth
increased. This was particularly true for
semiconductor holding F5 Networks, a
company focused on making data centers                                                    ==========================================
more efficient by reducing or                                                             FOR A DISCUSSION OF THE RISKS OF INVESTING
redistributing the load on servers. We                                                    IN YOUR FUND, INDEXES USED IN THIS REPORT
continued to own Verifone and Digital                                                     AND YOUR FUND'S LONG-TERM PERFORMANCE,
River at the close of the year; however,                                                  PLEASE TURN THE PAGE.
we sold our                                                                               ==========================================

AIM V.I. Technology Fund

Your Fund's long-term performance

==========================================
AVERAGE ANNUAL TOTAL RETURNS                 SERIES I AND SERIES II SHARE CLASSES WILL    THE PERIOD COVERED BY THIS REPORT.
                                             DIFFER PRIMARILY DUE TO DIFFERENT CLASS
As of 12/31/07                               EXPENSES.                                       AIM V.I. TECHNOLOGY FUND, A SERIES
                                                                                          PORTFOLIO OF AIM VARIABLE INSURANCE FUNDS,
SERIES I SHARES                                 THE PERFORMANCE DATA QUOTED REPRESENT     IS CURRENTLY OFFERED THROUGH INSURANCE
Inception (5/20/97)                  4.04%   PAST PERFORMANCE AND CANNOT GUARANTEE        COMPANIES ISSUING VARIABLE PRODUCTS. YOU
10 Years                             2.87    COMPARABLE FUTURE RESULTS; CURRENT           CANNOT PURCHASE SHARES OF THE FUND
5 Years                             13.07    PERFORMANCE MAY BE LOWER OR HIGHER. PLEASE   DIRECTLY. PERFORMANCE FIGURES GIVEN
1 Year                               7.70    CONTACT YOUR VARIABLE PRODUCT ISSUER OR      REPRESENT THE FUND AND ARE NOT INTENDED TO
                                             FINANCIAL ADVISOR FOR THE MOST RECENT        REFLECT ACTUAL VARIABLE PRODUCT VALUES.
SERIES II SHARES                             MONTH-END VARIABLE PRODUCT PERFORMANCE.      THEY DO NOT REFLECT SALES CHARGES,
10 Years                             2.60%   PERFORMANCE FIGURES REFLECT FUND EXPENSES,   EXPENSES AND FEES ASSESSED IN CONNECTION
5 Years                             12.77    REINVESTED DISTRIBUTIONS AND CHANGES IN      WITH A VARIABLE PRODUCT. SALES CHARGES,
1 Year                               7.48    NET ASSET VALUE. INVESTMENT RETURN AND       EXPENSES AND FEES, WHICH ARE DETERMINED BY
==========================================   PRINCIPAL VALUE WILL FLUCTUATE SO THAT YOU   THE VARIABLE PRODUCT ISSUERS, WILL VARY
                                             MAY HAVE A GAIN OR LOSS WHEN YOU SELL        AND WILL LOWER THE TOTAL RETURN.
SERIES II SHARES' INCEPTION DATE IS APRIL    SHARES.
30, 2004. RETURNS SINCE THAT DATE ARE                                                        THE MOST RECENT MONTH-END PERFORMANCE
HISTORICAL. ALL OTHER RETURNS ARE THE           THE TOTAL ANNUAL FUND OPERATING EXPENSE   DATA AT THE FUND LEVEL, EXCLUDING VARIABLE
BLENDED RETURNS OF THE HISTORICAL            RATIO SET FORTH IN THE MOST RECENT FUND      PRODUCT CHARGES, IS AVAILABLE ON THIS AIM
PERFORMANCE OF SERIES II SHARES SINCE        PROSPECTUS AS OF THE DATE OF THIS REPORT     AUTOMATED INFORMATION LINE, 866-702-4402.
THEIR INCEPTION AND THE RESTATED             FOR SERIES I AND SERIES II SHARES WAS        AS MENTIONED ABOVE, FOR THE MOST RECENT
HISTORICAL PERFORMANCE OF SERIES I SHARES    1.12% AND 1.37%, RESPECTIVELY. THE EXPENSE   MONTH-END PERFORMANCE INCLUDING VARIABLE
(FOR PERIODS PRIOR TO INCEPTION OF SERIES    RATIOS PRESENTED ABOVE MAY VARY FROM THE     PRODUCT CHARGES, PLEASE CONTACT YOUR
II SHARES) ADJUSTED TO REFLECT THE RULE      EXPENSE RATIOS PRESENTED IN OTHER SECTIONS   VARIABLE PRODUCT ISSUER OR FINANCIAL
12B-1 FEES APPLICABLE TO SERIES II SHARES.   OF THIS REPORT THAT ARE BASED ON EXPENSES    ADVISOR.
THE INCEPTION DATE OF SERIES I SHARES IS     INCURRED DURING
MAY 20, 1997.

THE PERFORMANCE OF THE FUND'S

====================================================================================================================================

Principal risks of investing in the Fund        The prices of initial public offering     About indexes used in this report
                                             (IPO) securities may go up and down more
Portfolio turnover is greater than most      than prices of equity securities of          The S&P 500--REGISTERED TRADEMARK-- Index
funds, which may affect the Fund's           companies with longer trading histories.     is a market capitalization-weighted index
performance due to higher brokerage          In addition, companies offering securities   covering all major areas of the U.S.
commissions. Active trading may also         in IPOs may have less experienced            economy. It is not the 500 largest
increase short-term gains and losses,        management or limited operating histories.   companies, but rather the most widely held
which may also result in taxable gain        There can be no assurance that the fund      500 companies chosen with respect to
distributions to the Fund's shareholders.    will have favorable IPO investment           market size, liquidity, and their
                                             opportunities.                               industry.
   Investing in developing countries can
add additional risk, such as high rates of      There is no guarantee that the               The S&P GSTI Index is a modified
inflation or sharply devalued currencies     investment techniques and risk analyses      capitalization-weighted index composed of
against the U.S. dollar. Transaction costs   used by the Fund's portfolio managers will   companies involved in the technology
are often higher, and there may be delays    produce the desired results.                 industry.
in settlement procedures.
                                                The prices of securities held by the         The Fund has elected to use the Lipper
   Prices of equity securities change in     Fund may decline in response to market       Variable Underlying Funds (VUF) Science &
response to many factors including the       risks.                                       Technology Funds Category Average as its
historical and prospective earnings of the                                                peer group instead of the Lipper Science &
issuer, the value of its assets, general        The Fund's investments are concentrated   Technology Funds Index. In 2006, Lipper
economic conditions, interest rates,         in a comparatively narrow segment of the     began publishing VUF indexes, allowing the
investor perceptions and market liquidity.   economy. Consequently, the Fund may tend     Fund to be compared with the Lipper VUF
                                             to be more volatile than other mutual        Science & Technology Funds Category
   Foreign securities have additional        funds, and the value of the Fund's           Average. The unmanaged Lipper VUF Science
risks, including exchange rate changes,      investments may tend to rise and fall more   & Technology Funds Category Average
political and economic upheaval, the         rapidly.                                     represents the average of all the variable
relative lack of information, relatively                                                  insurance underlying Science & Technology
low market liquidity, and the potential         Many of the products and services         Funds tracked by Lipper Inc. These funds
lack of strict financial and accounting      offered in technology-related industries     invest at least 65% of their
controls and standards.                      are subject to rapid obsolescence, which
                                             may lower the value of the securities of                                      Continued
                                             the companies in this sector.

AIM V.I. Technology Fund

Past performance cannot guarantee            the dollar value of an investment, is
comparable future results.                   constructed with each segment representing
                                             a percent change in the value of the
   This chart, which is a logarithmic        investment. In this chart, each segment
chart, presents the fluctuations in the      represents a doubling, or 100% change, in
value of the Fund and its indexes. We        the value of the investment. In other
believe that a logarithmic chart is more     words, the space between $5,000 and
effective than other types of charts in      $10,000 is the same size as the space
illustrating changes in value during the     between $10,000 and $20,000, and so on.
early years shown in the chart. The
vertical axis, the one that indicates

====================================================================================================================================

Continued from previous page

portfolios in science and technology         Other information                               Industry classifications used in this
stocks.                                                                                   report are generally according to the
                                             The returns shown in the management's        Global Industry Classification Standard,
   The LIPPER SCIENCE & TECHNOLOGY FUNDS     discussion of Fund performance are based     which was developed by and is the
INDEX is an equally weighted                 on net asset values calculated for           exclusive property and a service mark of
representation of the largest funds in the   shareholder transactions. Generally          Morgan Stanley Capital International Inc.
Lipper Science & Technology Funds            accepted accounting principles require       and Standard & Poor's.
category. These funds invest at least 65%    adjustments to be made to the net assets
of their portfolios in science and           of the Fund at period end for financial
technology stocks.                           reporting purposes, and as such, the net
                                             asset values for shareholder transactions
   The Fund is not managed to track the      and the returns based on those net asset
performance of any particular index,         values may differ from the net asset
including the indexes defined here, and      values and returns reported in the
consequently, the performance of the Fund    Financial Highlights. Additionally, the
may deviate significantly from the           returns and net asset values shown
performance of the indexes.                  throughout this report are at the Fund
                                             level only and do not include variable
   A direct investment cannot be made in     product issuer charges. If such charges
an index. Unless otherwise indicated,        were included, the total returns would be
index results include reinvested             lower.
dividends, and they do not reflect sales
charges. Performance of an index of funds
reflects fund expenses; performance of a
market index does not.

====================================================================================================================================

                                                          [MOUNTAIN CHART]

RESULTS OF A $10,000 INVESTMENT

FUND DATA FROM 5/20/97, INDEX DATA FROM 5/31/97

                                                                                            LIPPER VUF SCIENCE &    LIPPER SCIENCE &
                      AIM V.I. TECHNOLOGY                                                     TECHNOLOGY FUNDS      TECHNOLOGY FUNDS
        DATE         FUND-SERIES I SHARES      S&P 500 INDEX(1)      S&P GSTI INDEX(1)       CATEGORY AVERAGE(1)         INDEX(1)

       5/20/97               $10000
          5/97                10000                 $10000                $10000                    $10000               $10000
          6/97                10000                  10445                 10129                     10114                10093
          7/97                11870                  11275                 11942                     11395                11508
          8/97                11970                  10644                 11666                     11484                11580
          9/97                12510                  11227                 12017                     12019                12071
         10/97                11799                  10852                 10983                     11097                10795
         11/97                11699                  11354                 11162                     11072                10703
         12/97                11479                  11549                 10630                     10740                10202
          1/98                11529                  11677                 11182                     10883                10382
          2/98                12569                  12518                 12396                     12243                11618
          3/98                13059                  13159                 12598                     12455                11712
          4/98                13300                  13294                 13312                     12988                12215
          5/98                12590                  13066                 12403                     12212                11320
          6/98                13680                  13596                 13481                     12964                11983
          7/98                12650                  13452                 13778                     12534                11871
          8/98                10299                  11509                 11283                      9909                 9642
          9/98                11100                  12247                 12889                     10955                10780
         10/98                11569                  13241                 13837                     11913                11603
         11/98                12450                  14043                 15449                     13136                12903
         12/98                14429                  14852                 17981                     15258                14990
          1/99                16865                  15473                 20870                     16838                16932
          2/99                15165                  14992                 18365                     15379                15165
          3/99                17600                  15592                 19935                     17011                16710
          4/99                18104                  16196                 20563                     17356                16919
          5/99                17953                  15813                 20339                     17531                16895
          6/99                20499                  16689                 22732                     19430                19090
          7/99                20198                  16170                 22513                     19373                19084
          8/99                21747                  16090                 23685                     20068                20134
          9/99                22421                  15649                 23922                     20561                20407
         10/99                25733                  16639                 24769                     22532                22557
         11/99                30120                  16977                 28231                     25597                25902
         12/99                37367                  17976                 33962                     30817                32067
          1/00                37337                  17073                 31864                     29892                31731
          2/00                49796                  16750                 37645                     36539                40278
          3/00                47087                  18388                 39336                     35827                39052
          4/00                41804                  17835                 35906                     32803                34493
          5/00                37043                  17469                 31950                     29579                30331
          6/00                43214                  17899                 35881                     32726                34928
          7/00                41382                  17620                 34207                     31256                33081
          8/00                48317                  18713                 38656                     35502                38101
          9/00                44998                  17726                 32395                     31633                34194
         10/00                40669                  17650                 29948                     29049                30444
         11/00                28387                  16260                 23089                     22495                22595
         12/00                28620                  16340                 21110                     22557                22359
          1/01                30990                  16919                 24573                     25055                24626
          2/01                21256                  15377                 17761                     19020                18209
          3/01                16807                  14404                 15294                     16405                15541
          4/01                21225                  15522                 18213                     19427                18575
          5/01                19793                  15626                 17487                     18559                17709
          6/01                19419                  15246                 17534                     18152                17416
          7/01                17906                  15096                 16285                     16810                16021
          8/01                15182                  14152                 14165                     14644                14020
          9/01                11227                  13009                 11299                     11822                11011
         10/01                13235                  13257                 13113                     13454                12679
         11/01                15555                  14274                 15348                     15366                14525
         12/01                15505                  14399                 15077                     15494                14595
          1/02                15454                  14189                 15061                     15140                14340
          2/02                13083                  13916                 13049                     13228                12425
          3/02                14536                  14439                 13978                     14357                13556
          4/02                12618                  13564                 12265                     12560                11943
          5/02                11922                  13464                 11765                     11949                11318
          6/02                10207                  12506                 10102                     10435                 9827
          7/02                 8997                  11531                  9079                      9326                 8778
          8/02                 8614                  11607                  8962                      9166                 8570
          9/02                 7161                  10346                  7363                      7833                 7379
         10/02                 8261                  11256                  8971                      9175                 8495
         11/02                 9552                  11918                 10541                     10571                 9792

====================================================================================================================================

                                                                                                             SOURCE: (1) LIPPER INC.


====================================================================================================================================

                                                          [MOUNTAIN CHART]

         12/02                 8240                  11218                  9005                      9259                 8555
          1/03                 8221                  10925                  8925                      9200                 8505
          2/03                 8322                  10761                  9062                      9217                 8539
          3/03                 8150                  10865                  8960                      9191                 8533
          4/03                 8917                  11759                  9894                     10091                 9331
          5/03                 9926                  12378                 10999                     11209                10406
          6/03                 9824                  12536                 10971                     11292                10479
          7/03                10258                  12758                 11601                     11824                11042
          8/03                11074                  13006                 12403                     12612                11849
          9/03                10661                  12868                 12221                     12292                11533
         10/03                11862                  13596                 13415                     13476                12693
         11/03                12074                  13715                 13674                     13653                12885
         12/03                11972                  14434                 13884                     13851                12946
          1/04                12447                  14699                 14537                     14488                13582
          2/04                12235                  14903                 14125                     14269                13368
          3/04                11912                  14678                 13735                     14013                13085
          4/04                11185                  14448                 12935                     13133                12184
          5/04                11720                  14646                 13652                     13738                12791
          6/04                11922                  14931                 13988                     13980                13014
          7/04                10721                  14437                 12662                     12579                11593
          8/04                10328                  14495                 12031                     12040                11126
          9/04                10812                  14652                 12448                     12556                11644
         10/04                11518                  14875                 13108                     13309                12302
         11/04                12173                  15477                 13848                     14108                12988
         12/04                12526                  16004                 14289                     14572                13478
          1/05                11820                  15614                 13344                     13675                12670
          2/05                11891                  15942                 13370                     13682                12703
          3/05                11517                  15660                 13045                     13294                12364
          4/05                11023                  15363                 12378                     12804                11868
          5/05                11961                  15851                 13503                     13926                12923
          6/05                11739                  15874                 13241                     13826                12773
          7/05                12314                  16464                 14134                     14658                13543
          8/05                12194                  16314                 14025                     14562                13458
          9/05                12335                  16446                 14169                     14912                13718
         10/05                12113                  16172                 13918                     14666                13421
         11/05                12869                  16783                 14848                     15460                14164
         12/05                12798                  16789                 14578                     15479                14202
          1/06                13575                  17233                 15119                     16418                15076
          2/06                13443                  17280                 14886                     16197                14829
          3/06                13918                  17495                 15221                     16629                15198
          4/06                14110                  17730                 15122                     16651                15196
          5/06                12920                  17220                 14011                     15351                14045
          6/06                12759                  17243                 13818                     15090                13789
          7/06                12164                  17349                 13227                     14431                13125
          8/06                12860                  17762                 14262                     15318                13856
          9/06                13545                  18219                 14834                     15825                14305
         10/06                13777                  18812                 15428                     16291                14686
         11/06                14281                  19170                 15986                     17025                15317
         12/06                14140                  19438                 15887                     16950                15159
          1/07                14221                  19732                 16146                     17251                15403
          2/07                14100                  19347                 15816                     17077                15291
          3/07                14029                  19563                 15888                     17169                15375
          4/07                14443                  20430                 16684                     17740                15902
          5/07                14907                  21142                 17402                     18587                16519
          6/07                15099                  20791                 17540                     18842                16726
          7/07                15039                  20147                 17417                     18739                16711
          8/07                15523                  20448                 17921                     19089                17062
          9/07                16259                  21212                 18664                     20084                17956
         10/07                17005                  21550                 19912                     21358                19049
         11/07                15340                  20649                 18351                     19865                17613
         12/07                15229                  20506                 18578                     19930                17699

====================================================================================================================================

AIM V.I. Technology Fund

SCHEDULE OF INVESTMENTS(A)

December 31, 2007


                                                SHARES        VALUE
-----------------------------------------------------------------------
DOMESTIC COMMON STOCKS & OTHER EQUITY
  INTERESTS-72.22%

APPLICATION SOFTWARE-5.99%

Adobe Systems Inc.(b)                            110,111   $  4,705,043
-----------------------------------------------------------------------
Amdocs Ltd.(b)                                    65,872      2,270,608
-----------------------------------------------------------------------
Autodesk, Inc.(b)                                 51,156      2,545,522
=======================================================================
                                                              9,521,173
=======================================================================

COMMUNICATIONS EQUIPMENT-9.51%

Cisco Systems, Inc.(b)                           157,212      4,255,729
-----------------------------------------------------------------------
CommScope, Inc.(b)                                43,102      2,121,049
-----------------------------------------------------------------------
Corning Inc.                                      74,061      1,776,723
-----------------------------------------------------------------------
Foundry Networks, Inc.(b)                        113,315      1,985,279
-----------------------------------------------------------------------
Harris Corp.                                      34,584      2,167,725
-----------------------------------------------------------------------
OpNext, Inc.(b)                                   63,320        560,382
-----------------------------------------------------------------------
Polycom, Inc.(b)                                  80,966      2,249,236
=======================================================================
                                                             15,116,123
=======================================================================

COMPUTER HARDWARE-9.16%

Apple Inc.(b)                                     40,136      7,950,139
-----------------------------------------------------------------------
Dell Inc.(b)                                      76,428      1,873,250
-----------------------------------------------------------------------
Hewlett-Packard Co.                               93,690      4,729,471
=======================================================================
                                                             14,552,860
=======================================================================

COMPUTER STORAGE & PERIPHERALS-3.94%

EMC Corp.(b)                                     256,080      4,745,162
-----------------------------------------------------------------------
Network Appliance, Inc.(b)                        60,985      1,522,186
=======================================================================
                                                              6,267,348
=======================================================================

DATA PROCESSING & OUTSOURCED SERVICES-1.08%

VeriFone Holdings, Inc.(b)                        73,762      1,714,967
=======================================================================

ELECTRONIC EQUIPMENT MANUFACTURERS-1.72%

Amphenol Corp.-Class A                            59,070      2,739,076
=======================================================================

HOME ENTERTAINMENT SOFTWARE-3.76%

Activision, Inc.(b)                              141,163      4,192,541
-----------------------------------------------------------------------
Electronic Arts Inc.(b)                           30,375      1,774,204
=======================================================================
                                                              5,966,745
=======================================================================

INTERNET RETAIL-0.61%

Amazon.com, Inc.(b)                               10,387        962,252
=======================================================================

INTERNET SOFTWARE & SERVICES-9.82%

Akamai Technologies, Inc.(b)                      45,938      1,589,455
-----------------------------------------------------------------------
Digital River, Inc.(b)                            53,854      1,780,952
-----------------------------------------------------------------------
eBay Inc.(b)                                      48,857      1,621,564
-----------------------------------------------------------------------
Equinix, Inc.(b)                                  16,192      1,636,525
-----------------------------------------------------------------------

                                                SHARES        VALUE
-----------------------------------------------------------------------

INTERNET SOFTWARE & SERVICES-(CONTINUED)

Google Inc.-Class A(b)                             9,104   $  6,295,234
-----------------------------------------------------------------------
Omniture, Inc.(b)                                 80,381      2,675,883
=======================================================================
                                                             15,599,613
=======================================================================

IT CONSULTING & OTHER SERVICES-2.30%

Accenture Ltd.-Class A                           101,350      3,651,641
=======================================================================

OTHER DIVERSIFIED FINANCIAL SERVICES-0.67%

BlueStream Ventures L.P. (Acquired
  08/03/00-06/05/07; Cost
  $3,048,405)(b)(c)(d)(e)                             --      1,068,339
=======================================================================

SEMICONDUCTOR EQUIPMENT-2.33%

FormFactor Inc.(b)                                48,980      1,621,238
-----------------------------------------------------------------------
KLA-Tencor Corp.                                  43,149      2,078,056
=======================================================================
                                                              3,699,294
=======================================================================

SEMICONDUCTORS-13.23%

Broadcom Corp.-Class A(b)                        132,903      3,474,084
-----------------------------------------------------------------------
Intersil Corp.-Class A                           135,151      3,308,496
-----------------------------------------------------------------------
National Semiconductor Corp.                     135,726      3,072,837
-----------------------------------------------------------------------
Netlogic Microsystems Inc.(b)(f)                  53,777      1,731,619
-----------------------------------------------------------------------
NVIDIA Corp.(b)                                   94,092      3,201,010
-----------------------------------------------------------------------
Texas Instruments Inc.                           111,817      3,734,688
-----------------------------------------------------------------------
Xilinx, Inc.                                     114,226      2,498,123
=======================================================================
                                                             21,020,857
=======================================================================

SYSTEMS SOFTWARE-6.04%

McAfee Inc.(b)                                    61,571      2,308,912
-----------------------------------------------------------------------
Microsoft Corp.                                  120,660      4,295,496
-----------------------------------------------------------------------
Oracle Corp.(b)                                  132,120      2,983,270
=======================================================================
                                                              9,587,678
=======================================================================

WIRELESS TELECOMMUNICATION SERVICES-2.06%

American Tower Corp.-Class A(b)                   76,640      3,264,864
=======================================================================
    Total Domestic Common Stocks & Other
      Equity Interests (Cost $99,896,235)                   114,732,830
=======================================================================

FOREIGN COMMON STOCKS & OTHER EQUITY
  INTERESTS-17.71%

CANADA-2.70%

Research In Motion Ltd. (Communications
  Equipment)(b)                                   37,876      4,295,138
=======================================================================

FINLAND-2.47%

Nokia Oyj-ADR (Communications Equipment)         102,216      3,924,072
=======================================================================

HONG KONG-1.98%

China Mobile Ltd.-ADR (Wireless
  Telecommunication Services)                     36,188      3,143,652
=======================================================================

AIM V.I. Technology Fund


                                                SHARES        VALUE
-----------------------------------------------------------------------

ISRAEL-1.28%

NICE Systems Ltd.-ADR (Communications
  Equipment)(b)                                   58,979   $  2,024,159
=======================================================================

JAPAN-2.45%

Nintendo Co., Ltd. (Home Entertainment
  Software)(g)                                     6,400      3,895,159
=======================================================================

MEXICO-2.00%

America Movil S.A.B de C.V.-Series L-ADR
  (Wireless Telecommunication Services)           51,805      3,180,309
=======================================================================

SWITZERLAND-1.04%

Logitech International S.A. (Computer Storage
  & Peripherals)(b)                               45,144      1,654,076
=======================================================================

TAIWAN-3.79%

Hon Hai Precision Industry Co., Ltd.
  (Electronic Manufacturing Services)(g)         367,249      2,269,015
-----------------------------------------------------------------------
Siliconware Precision Industries Co.-ADR
  (Semiconductors)(f)                            182,296      1,620,611
-----------------------------------------------------------------------
Taiwan Semiconductor Manufacturing Co.
  Ltd.-ADR (Semiconductors)                      213,785      2,129,299
=======================================================================
                                                              6,018,925
=======================================================================
    Total Foreign Common Stocks & Other
      Equity Interests (Cost $17,876,389)                    28,135,490
=======================================================================

                                                SHARES        VALUE
-----------------------------------------------------------------------


MONEY MARKET FUNDS-10.08%

Liquid Assets Portfolio-Institutional
  Class(h)                                     8,005,820   $  8,005,820
-----------------------------------------------------------------------
Premier Portfolio-Institutional Class(h)       8,005,820      8,005,820
=======================================================================
    Total Money Market Funds (Cost
      $16,011,640)                                           16,011,640
=======================================================================
TOTAL INVESTMENTS (excluding investments
  purchased with cash collateral from
  securities on loan)-100.01% (Cost
  $133,784,264)                                             158,879,960
=======================================================================

INVESTMENTS PURCHASED WITH CASH COLLATERAL
  FROM SECURITIES ON LOAN

MONEY MARKET FUNDS-0.51%

Liquid Assets Portfolio-Institutional Class
  (Cost $808,678)(h)(i)                          808,678        808,678
=======================================================================
TOTAL INVESTMENTS-100.52% (Cost $134,592,942)               159,688,638
-----------------------------------------------------------------------
OTHER ASSETS LESS LIABILITIES-(0.52)%                          (820,139)
-----------------------------------------------------------------------
NET ASSETS-100.00%                                         $158,868,499
_______________________________________________________________________
=======================================================================

Investment Abbreviations:

ADR  - American Depositary Receipt

Notes to Schedule of Investments:

(a) Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. and Standard & Poor's.
(b) Non-income producing security.
(c) Security not registered under the Securities Act of 1933, as amended (e.g., the security was purchased in a Rule 144A transaction or a Regulation D transaction). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The Fund has no rights to demand registration of these securities. The value of this security at December 31, 2007 represented 0.67% of the Fund's Net Assets. This security is considered to be illiquid. The Fund is limited to investing 15% of net assets in illiquid securities at the time of purchase.
(d) The Fund has a remaining commitment of $135,000 to purchase additional interests in BlueStream Ventures L.P., which is subject to the terms of the limited partnership agreement.
(e) Security fair valued in good faith in accordance with the procedures established by the Board of Trustees. The value of this security at December 31, 2007 represented 0.67% of the Fund's Net Assets. See Note 1A.
(f) All or a portion of this security was out on loan at December 31, 2007.
(g) In accordance with the procedures established by the Board of Trustees, the foreign security is fair valued using adjusted closing market prices. The aggregate value of these securities at December 31, 2007 was $6,164,174, which represented 3.88% of the Fund's Net Assets. See Note 1A.
(h) The money market fund and the Fund are affiliated by having the same investment advisor. See Note 3.
(i) The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower's return of the securities loaned. See Note 8.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM V.I. Technology Fund

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2007

ASSETS:

Investments, at value (Cost $117,772,624)*       $142,868,320
-------------------------------------------------------------
Investments in affiliated money market funds
  (Cost $16,820,318)                               16,820,318
=============================================================
    Total investments (Cost $134,592,942)         159,688,638
=============================================================
Foreign currencies, at value (Cost $41,278)            41,539
-------------------------------------------------------------
Receivables for:
  Fund shares sold                                    113,047
-------------------------------------------------------------
  Dividends                                            56,542
-------------------------------------------------------------
Investment for trustee deferred compensation
  and retirement plans                                 45,262
=============================================================
    Total assets                                  159,945,028
_____________________________________________________________
=============================================================

LIABILITIES:

Payables for:
  Fund shares reacquired                               52,606
-------------------------------------------------------------
  Trustee deferred compensation and retirement
    plans                                              57,262
-------------------------------------------------------------
  Collateral upon return of securities loaned         808,678
-------------------------------------------------------------
Accrued administrative services fees                  104,386
-------------------------------------------------------------
Accrued distribution fees -- Series II                     87
-------------------------------------------------------------
Accrued trustees' and officer's fees and
  benefits                                                616
-------------------------------------------------------------
Accrued transfer agent fees                             3,487
-------------------------------------------------------------
Accrued operating expenses                             49,407
=============================================================
    Total liabilities                               1,076,529
=============================================================
Net assets applicable to shares outstanding      $158,868,499
_____________________________________________________________
=============================================================

NET ASSETS CONSIST OF:

Shares of beneficial interest                    $576,805,296
-------------------------------------------------------------
Undistributed net investment income (loss)            (44,279)
-------------------------------------------------------------
Undistributed net realized gain (loss)           (442,988,475)
-------------------------------------------------------------
Unrealized appreciation                            25,095,957
=============================================================
                                                 $158,868,499
_____________________________________________________________
=============================================================

NET ASSETS:

Series I                                         $158,738,763
_____________________________________________________________
=============================================================
Series II                                        $    129,736
_____________________________________________________________
=============================================================

SHARES OUTSTANDING, $0.001 PAR VALUE PER SHARE,
  UNLIMITED NUMBER OF SHARES AUTHORIZED:

Series I                                           10,511,166
_____________________________________________________________
=============================================================
Series II                                               8,680
_____________________________________________________________
=============================================================
Series I:
  Net asset value per share                      $      15.10
_____________________________________________________________
=============================================================
Series II:
  Net asset value per share                      $      14.95
_____________________________________________________________
=============================================================

* At December 31, 2007, securities with an aggregate value of $788,715 were on loan to brokers.
STATEMENT OF OPERATIONS

For the year ended December 31, 2007

INVESTMENT INCOME:

Dividends (net of foreign withholding taxes of
  $86,135)                                       $   904,959
------------------------------------------------------------
Dividends from affiliated money market funds
  (includes securities lending income of
  $21,623)                                           306,123
============================================================
    Total investment income                        1,211,082
============================================================

EXPENSES:

Advisory fees                                      1,262,711
------------------------------------------------------------
Administrative services fees                         464,910
------------------------------------------------------------
Custodian fees                                        19,704
------------------------------------------------------------
Distribution fees -- Series II                           351
------------------------------------------------------------
Transfer agent fees                                   25,488
------------------------------------------------------------
Trustees' and officer's fees and benefits             21,667
------------------------------------------------------------
Other                                                 64,012
============================================================
    Total expenses                                 1,858,843
============================================================
Less: Fees waived and expense offset
  arrangement(s)                                      (9,062)
============================================================
    Net expenses                                   1,849,781
============================================================
Net investment income (loss)                        (638,699)
============================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM:

Net realized gain from:
  Investment securities (includes net gains
    from securities sold to affiliates of
    $635,351)                                     13,142,651
------------------------------------------------------------
  Foreign currencies                                  14,885
------------------------------------------------------------
  Option contracts written                            32,351
============================================================
                                                  13,189,887
============================================================
Change in net unrealized appreciation
  (depreciation) of:
  Investment securities                             (106,582)
------------------------------------------------------------
  Foreign currencies                                  (5,874)
============================================================
                                                    (112,456)
============================================================
Net realized and unrealized gain                  13,077,431
============================================================
Net increase in net assets resulting from
  operations                                     $12,438,732
____________________________________________________________
============================================================

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM V.I. Technology Fund

STATEMENT OF CHANGES IN NET ASSETS

For the years ended December 31, 2007 and 2006

                                                                  2007            2006
------------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income (loss)                                $   (638,699)   $   (984,658)
------------------------------------------------------------------------------------------
  Net realized gain                                             13,189,887      21,884,080
------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation)            (112,456)     (3,764,080)
==========================================================================================
    Net increase in net assets resulting from operations        12,438,732      17,135,342
==========================================================================================
Share transactions-net:
  Series I                                                     (27,010,839)    (34,499,934)
------------------------------------------------------------------------------------------
  Series II                                                        (14,017)        (22,638)
==========================================================================================
    Net increase (decrease) in net assets resulting from
     share transactions                                        (27,024,856)    (34,522,572)
==========================================================================================
    Net increase (decrease) in net assets                      (14,586,124)    (17,387,230)
==========================================================================================

NET ASSETS:

  Beginning of year                                            173,454,623     190,841,853
==========================================================================================
  End of year (including undistributed net investment income
    (loss) of $(44,279) and $(59,795), respectively)          $158,868,499    $173,454,623
__________________________________________________________________________________________
==========================================================================================

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM V.I. Technology Fund

NOTES TO FINANCIAL STATEMENTS

December 31, 2007

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM V.I. Technology Fund (the "Fund") is a series portfolio of AIM Variable Insurance Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of twenty separate portfolios, (each constituting a "Fund"). The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies ("variable products"). Matters affecting each Fund or class will be voted on exclusively by the shareholders of such Fund or class. Current Securities and Exchange Commission ("SEC") guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each Fund or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.

    The Fund's investment objective is capital growth.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy.

       A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

       Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations, including commercial paper, having 60 days or less to maturity are recorded at amortized cost which approximates value. Debt securities are subject to interest rate and credit risks. In addition, all debt securities involve some risk of default with respect to interest and/or principal payments.

       Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and may make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economical upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

       Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices.

       Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value.

       Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer's assets, general economic conditions, interest rates, investor perceptions and market liquidity.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

       The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds as received are included in the Statement of Operations as realized gain/loss for investments no longer held and as unrealized gain/loss for investments still held.

AIM V.I. Technology Fund


       Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain
     (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.

       The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. COUNTRY DETERMINATION -- For the purposes of making investment selection decisions and presentation in the Schedule of Investments, AIM may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer's securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America unless otherwise noted.

D. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid to separate accounts of participating insurance companies annually and recorded on ex-dividend date.

E. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund's taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

       The Fund files tax returns in the U.S. federal jurisdiction and certain other jurisdictions. Generally the Fund is subject to examinations by such taxing authorities for tax periods after 2003.

F. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.

G. ACCOUNTING ESTIMATES -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates.

H. INDEMNIFICATIONS -- Under the Trust's organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust's investment manager) is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I. RISKS INVOLVED IN INVESTING IN THE FUND -- The Fund's investments are concentrated in a comparatively narrow segment of the economy. Consequently, the Fund may tend to be more volatile than other mutual funds, and the value of the Fund's investments may tend to rise and fall more rapidly.

J. FOREIGN CURRENCY TRANSLATIONS -- Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (i) sales of foreign currencies, (ii) currency gains or losses realized between the trade and settlement dates on securities transactions, and (iii) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

       The Fund may invest in foreign securities which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Taxes are accrued based on the Fund's current interpretation of tax regulations and rates that exist in the foreign markets in which the Fund invests.

K. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. Fluctuations in the value of these contracts are recorded as unrealized appreciation (depreciation) until the contracts are closed. When these contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations. The Fund could be exposed to risk, which may be in excess of the

AIM V.I. Technology Fund

     amount reflected in the Statement of Assets and Liabilities, if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

L. COVERED CALL OPTIONS WRITTEN -- The Fund may write call options. A call option gives the purchaser of such option the right to buy, and the writer (the Fund) the obligation to sell, the underlying security at the stated exercise price during the option period. Written call options are recorded as a liability in the Statement of Assets and Liabilities. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. Realized gains and losses on these contracts are included in the Statement of Operations. A risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised.

M. PUT OPTIONS PURCHASED -- The Fund may purchase put options including options on securities indexes and/or futures contracts. By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. In return for this right, the Fund pays an option premium. The option's underlying instrument may be a security, securities index, or a futures contract. Put options may be used by the Fund to hedge securities it owns by locking in a minimum price at which the Fund can sell. If security prices fall, the put option could be exercised to offset all or a portion of the Fund's resulting losses. At the same time, because the maximum the Fund has at risk is the cost of the option, purchasing put options does not eliminate the potential for the Fund to profit from an increase in the value of the securities hedged. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations. A risk in buying an option is that the Fund pays a premium whether or not the option is exercised. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased.

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM based on the annual rate of 0.75% of the Fund's average daily net assets.

    Effective July 1, 2007, the Trustees approved a reduced contractual advisory fee schedule for the Fund. Prior to July 1, 2007 AIM had contractually waived advisory fees to the same reduced advisory fee schedule. Under the terms of the investment advisory agreement, the Fund will pay an advisory fee to AIM based on the following annual rates of the Fund's average daily net assets:

AVERAGE NET ASSETS                                            RATE
-------------------------------------------------------------------
First $250 million                                            0.75%
-------------------------------------------------------------------
Next $250 million                                             0.74%
-------------------------------------------------------------------
Next $500 million                                             0.73%
-------------------------------------------------------------------
Next $1.5 billion                                             0.72%
-------------------------------------------------------------------
Next $2.5 billion                                             0.71%
-------------------------------------------------------------------
Next $2.5 billion                                             0.70%
-------------------------------------------------------------------
Next $2.5 billion                                             0.69%
-------------------------------------------------------------------
Over $10 billion                                              0.68%
 __________________________________________________________________
===================================================================


    AIM has contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual operating expenses (excluding certain items discussed below) of Series I shares to 1.30% and Series II shares to 1.45% of average daily net assets, through at least April 30, 2009. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the net annual operating expenses to exceed the numbers reflected above: (i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary items; (v) expenses related to a merger or reorganization, as approved by the Fund's Board of Trustees; and (vi) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, in addition to the expense reimbursement arrangement with Invesco Ltd. ("Invesco") described more fully below, the only expense offset arrangements from which the Fund may benefit are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. These credits are used to pay certain expenses incurred by the Fund. AIM did not waive fees and/or reimburse expenses during the period under this expense limitation.

    Further, effective July 1, 2007, AIM has contractually agreed, through at least April 30, 2009, to waive 100% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds (excluding investments made in affiliated money market funds with cash collateral from securities loaned by the fund). Prior to July 1, 2007, AIM had voluntarily agreed to waive 25% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds.

    For the year ended December 31, 2007, AIM waived advisory fees of $4,423.

    At the request of the Trustees of the Trust, Invesco agreed to reimburse expenses incurred by the Fund in connection with market timing matters in the AIM Funds, which may include legal, audit, shareholder reporting, communications and trustee expenses. For the year ended December 31, 2007, Invesco did not reimburse any expenses.

    The Trust has entered into a master administrative services agreement with AIM pursuant to which the Fund has agreed to pay AIM a fee for costs incurred in providing accounting services and fund administrative services to the Fund and to reimburse AIM for administrative services fees paid to insurance

AIM V.I. Technology Fund

companies that have agreed to provide services to the participants of separate accounts. These administrative services provided by the insurance companies may include, among other things: the printing of prospectuses, financial reports and proxy statements and the delivery of the same to existing participants; the maintenance of master accounts; the facilitation of purchases and redemptions requested by the participants; and the servicing of participants' accounts. Pursuant to such agreement, for the year ended December 31, 2007, AIM was paid $50,000 for accounting and fund administrative services and reimbursed $414,910 for services provided by insurance companies.

    The Trust has entered into a transfer agency and service agreement with AIM Investment Services, Inc. ("AIS") pursuant to which the Fund has agreed to pay AIS a fee for providing transfer agency and shareholder services to the Fund and reimburse AIS for certain expenses incurred by AIS in the course of providing such services. For the year ended December 31, 2007, expenses incurred under the agreement are shown in the Statement of Operations as transfer agent fees.

    The Trust has entered into a master distribution agreement with A I M Distributors, Inc. ("ADI") to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Series II shares (the "Plan"). The Fund, pursuant to the Plan, pays ADI compensation at the annual rate of 0.25% of the Fund's average daily net assets of Series II shares. Of the Plan payments, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. For the year ended December 31, 2007, expenses incurred under the Plan are detailed in the Statement of Operations as distribution fees.

    Certain officers and trustees of the Trust are officers and directors of AIM, AIS and/or ADI.

NOTE 3--INVESTMENTS IN AFFILIATES

The Fund is permitted, pursuant to procedures approved by the Board of Trustees, to invest daily available cash balances and cash collateral from securities lending transactions in affiliated money market funds. The Fund and the money market funds below have the same investment advisor and therefore, are considered to be affiliated. The tables below show the transactions in and earnings from investments in affiliated money market funds for the year ended December 31, 2007. During the period each investment maintained a $1.00 net asset value, as such there is no realized gain/(loss) and no change in unrealized appreciation/(depreciation).


INVESTMENTS OF DAILY AVAILABLE CASH BALANCES:

                     VALUE          PURCHASES          PROCEEDS            VALUE        DIVIDEND
FUND               12/31/06          AT COST          FROM SALES         12/31/07        INCOME
-------------------------------------------------------------------------------------------------
Liquid Assets
Portfolio -- Institutional
  Class           $1,538,853       $36,309,179       $(29,842,212)      $ 8,005,820     $142,274
-------------------------------------------------------------------------------------------------
Premier
Portfolio -- Institutional
  Class            1,538,853        36,309,179        (29,842,212)        8,005,820      142,226
=================================================================================================
  Subtotal        $3,077,706       $72,618,358       $(59,684,424)      $16,011,640     $284,500
_________________________________________________________________________________________________
=================================================================================================


INVESTMENTS OF CASH COLLATERAL FROM SECURITIES LENDING TRANSACTIONS:

                     VALUE          PURCHASES          PROCEEDS            VALUE        DIVIDEND
FUND               12/31/06          AT COST          FROM SALES         12/31/07        INCOME*
-------------------------------------------------------------------------------------------------
Liquid Assets
Portfolio -- Institutional
  Class           $       --       $ 13,878,999      $ (13,070,321)     $   808,678     $  3,925
-------------------------------------------------------------------------------------------------
Premier
Portfolio -- Institutional
  Class            5,333,168         58,150,008        (63,483,176)              --       17,698
=================================================================================================
  Subtotal        $5,333,168       $ 72,029,007      $ (76,553,497)     $   808,678     $ 21,623
=================================================================================================
  Total
    Investments
    in
    Affiliates    $8,410,874       $144,647,365      $(136,237,921)     $16,820,318     $306,123
_________________________________________________________________________________________________
=================================================================================================

* Net of compensation to counterparties.

NOTE 4--SECURITY TRANSACTIONS WITH AFFILIATED FUNDS

The Fund is permitted to purchase or sell securities from or to certain other AIM Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment advisor (or affiliated investment advisors), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the year ended December 31, 2007, the Fund engaged in securities sales of $3,126,246, which resulted in net realized gains of $635,351, and securities purchases of $493,286.

NOTE 5--EXPENSE OFFSET ARRANGEMENT

The expense offset arrangement is comprised of custodian credits which result from periodic overnight cash balances at the custodian. For the year ended December 31, 2007, the Fund received credits from this arrangement, which resulted in the reduction of the Fund's total expenses of $4,639.

AIM V.I. Technology Fund

NOTE 6--TRUSTEES' AND OFFICER'S FEES AND BENEFITS

"Trustees' and Officer's Fees and Benefits" include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and "Trustees' and Officer's Fees and Benefits" also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. "Trustees' and Officer's Fees and Benefits" include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

    During the year ended December 31, 2007, the Fund paid legal fees of $4,034 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 7--BORROWINGS

Pursuant to an exemptive order from the SEC, the Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. A loan will be secured by collateral if the Fund's aggregate borrowings from all sources exceeds 10% of the Fund's total assets. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan.

    The Fund is a party to an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000, or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM, which are parties to the credit facility, can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan.

    During the year ended December 31, 2007, the Fund did not borrow or lend under the interfund lending facility or borrow under the uncommitted unsecured revolving credit facility.

    Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and AIM, not to exceed the contractually agreed upon rate.

NOTE 8--PORTFOLIO SECURITIES LOANED

The Fund may lend portfolio securities having a market value up to one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. The Fund could also experience delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested.

    At December 31, 2007, securities with an aggregate value of $788,715 were on loan to brokers. The loans were secured by cash collateral of $808,678 received by the Fund and subsequently invested in an affiliated money market fund. For the year ended December 31, 2007, the Fund received dividends on cash collateral investments of $21,623 for securities lending transactions, which are net of compensation to counterparties.

NOTE 9--OPTION CONTRACTS WRITTEN

                          TRANSACTIONS DURING THE PERIOD
-----------------------------------------------------------------------------------
                                                              CALL OPTION CONTRACTS
                                                              ---------------------
                                                              NUMBER OF    PREMIUMS
                                                              CONTRACTS    RECEIVED
-----------------------------------------------------------------------------------
Beginning of period                                               --       $     --
-----------------------------------------------------------------------------------
Written                                                          233         32,351
-----------------------------------------------------------------------------------
Expired                                                         (233)       (32,351)
===================================================================================
End of period                                                     --       $     --
___________________________________________________________________________________
===================================================================================

AIM V.I. Technology Fund

NOTE 10--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS

DISTRIBUTIONS TO SHAREHOLDERS:

There were no ordinary income or long-term capital gain distributions paid during the years ended December 31, 2007 and 2006.


TAX COMPONENTS OF NET ASSETS:

As of December 31, 2007, the components of net assets on a tax basis were as follows:

                                                                    2007
-----------------------------------------------------------------------------
Net unrealized appreciation -- investments                         26,220,708
-----------------------------------------------------------------------------
Temporary book/tax differences                                        (44,279)
-----------------------------------------------------------------------------
Capital loss carryforward                                        (443,796,498)
-----------------------------------------------------------------------------
Post-October capital loss deferral                                   (316,728)
-----------------------------------------------------------------------------
Shares of beneficial interest                                     576,805,296
=============================================================================
  Total net assets                                              $ 158,868,499
_____________________________________________________________________________
=============================================================================


    The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's net unrealized appreciation difference is attributable primarily to losses on wash sales and the treatment of partnerships. The tax-basis net unrealized appreciation on investments amount includes appreciation on foreign currencies of $261.

    The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

    Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions. Under these limitation rules, the Fund is limited as of December 31, 2007 to utilizing $442,360,803 of capital loss carryforward in the fiscal year ended December 31, 2008.

    The Fund utilized $13,418,361 of capital loss carryforward in the current period to offset net realized capital gain for federal income tax purposes. The Fund has a capital loss carryforward as of December 31, 2007 which expires as follows:

                                                                CAPITAL LOSS
EXPIRATION                                                      CARRYFORWARD*
-----------------------------------------------------------------------------
December 31, 2008                                               $256,455,919
-----------------------------------------------------------------------------
December 31, 2009                                                153,547,080
-----------------------------------------------------------------------------
December 31, 2010                                                 33,793,499
=============================================================================
Total capital loss carryforward                                 $443,796,498
_____________________________________________________________________________
=============================================================================

* Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

NOTE 11--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended December 31, 2007, was $95,824,042 and $136,500,061, respectively.

UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENT SECURITIES ON A TAX BASIS
-------------------------------------------------------------------------------
Aggregate unrealized appreciation of investment securities         $32,598,068
-------------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities        (6,377,621)
===============================================================================
Net unrealized appreciation of investment securities               $26,220,447
_______________________________________________________________________________
===============================================================================
Cost of investments for tax purposes is $133,468,191.

NOTE 12--RECLASSIFICATION OF PERMANENT DIFFERENCES

Primarily as a result of differing book/tax treatment of foreign currency transactions, net operating losses, expiration of capital loss carryforward, and partnerships, on December 31, 2007, undistributed net investment income (loss) was increased by $654,215, undistributed net realized gain (loss) was increased by $33,973,411 and shares of beneficial interest decreased by $34,627,626. This reclassification had no effect on the net assets of the Fund.

AIM V.I. Technology Fund

NOTE 13--SHARE INFORMATION

                                             CHANGES IN SHARES OUTSTANDING
------------------------------------------------------------------------------------------------------------------------
                                                                                      YEAR ENDED
                                                                                     DECEMBER 31,
                                                              ----------------------------------------------------------
                                                                        2007(a)                         2006
                                                              ---------------------------    ---------------------------
                                                                SHARES          AMOUNT         SHARES          AMOUNT
------------------------------------------------------------------------------------------------------------------------
Sold:
  Series I                                                      2,069,689    $ 31,052,670      1,867,275    $ 24,826,913
------------------------------------------------------------------------------------------------------------------------
  Series II                                                         1,031          14,874            870          10,943
========================================================================================================================
Reacquired:
  Series I                                                     (3,920,382)    (58,063,509)    (4,533,608)    (59,326,847)
------------------------------------------------------------------------------------------------------------------------
  Series II                                                        (1,948)        (28,891)        (2,551)        (33,581)
========================================================================================================================
                                                               (1,851,610)   $(27,024,856)    (2,668,014)   $(34,522,572)
________________________________________________________________________________________________________________________
========================================================================================================================

(a) There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate they own 67% of the outstanding shares of the Fund. The Fund and the Fund's principal underwriter or advisor, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, AIM and/or AIM affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, AIM and or AIM affiliates including but not limited to services such as, securities brokerage, third party record keeping and account servicing and administrative services. The Trust has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

NOTE 14--SIGNIFICANT EVENT

At a meeting held on December 13, 2007, the Board of Trustees of Trust approved certain proposals to be presented for shareholder approval at a special meeting of the shareholders of the Trust intended to be held on February 29, 2008 (the "Special Meeting"). At the Special Meeting, shareholders of record as of the close of business on November 30, 2007, are entitled to vote their respective shares on several proposals that including, among others the following proposal(s):

    New proposed sub-advisory agreement between A I M Advisors, Inc. ("AIM") and each of AIM Funds Management Inc., Invesco Asset Management Deutschland, GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Global Asset Management (N.A.), Inc., Invesco Hong Kong Limited, Invesco Institutional (N.A.), Inc. and Invesco Senior Secured Management, Inc. (collectively, the "Affiliated Sub-Advisers") ("the New Sub-Advisory Arrangements"). This proposal is intended to benefit the Fund and its shareholders by permitting AIM to utilize the additional resources and talent of these affiliated sub-advisers in managing the Fund. Because AIM would pay all of the sub-advisory fees of the sub-advisers, the new sub-advisory arrangements would not affect the fees the Fund pays pursuant to the advisory agreement. If approved by shareholders, the New Sub-advisory Arrangements are expected to become effective on or about May 1, 2008.

AIM V.I. Technology Fund

NOTE 15--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                       SERIES I
                                                              -----------------------------------------------------------
                                                                                YEAR ENDED DECEMBER 31,
                                                              -----------------------------------------------------------
                                                                2007           2006        2005        2004        2003
-------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $  14.02       $  12.69    $  12.42    $  11.87    $   8.17
-------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                   (0.06)         (0.08)      (0.07)      (0.04)(a)    (0.08)
-------------------------------------------------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)          1.14           1.41        0.34        0.59        3.78
=========================================================================================================================
    Total from investment operations                              1.08           1.33        0.27        0.55        3.70
=========================================================================================================================
Net asset value, end of period                                $  15.10       $  14.02    $  12.69    $  12.42    $  11.87
_________________________________________________________________________________________________________________________
=========================================================================================================================
Total return(b)                                                   7.70%         10.48%       2.17%       4.63%      45.29%
_________________________________________________________________________________________________________________________
=========================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $158,739       $173,321    $190,700    $200,556    $171,546
=========================================================================================================================
Ratio of expenses to average net assets                           1.10%(c)       1.12%       1.12%       1.15%       1.10%
=========================================================================================================================
Ratio of net investment income (loss) to average net assets      (0.38)%(c)     (0.54)%     (0.60)%     (0.39)%(a)    (0.85)%
_________________________________________________________________________________________________________________________
=========================================================================================================================
Portfolio turnover rate                                             59%           116%        114%        137%         89%
_________________________________________________________________________________________________________________________
=========================================================================================================================

(a) Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets include a special cash dividend received of $3.00 per share owned of Microsoft Corp. on December 2, 2004. Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets excluding the special dividend are $(0.09) and (0.82)%, respectively.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.
(c)  Ratios are based on average daily net assets of $168,221,301.

                                                                                 SERIES II
                                                              -----------------------------------------------
                                                                                               APRIL 30, 2004
                                                                                               (COMMENCEMENT
                                                                 YEAR ENDED DECEMBER 31,          DATE) TO
                                                              -----------------------------     DECEMBER 31,
                                                               2007         2006      2005          2004
-------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $13.91       $12.62    $12.39        $11.09
-------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                 (0.10)       (0.12)    (0.11)        (0.05)(a)
-------------------------------------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)        1.14         1.41      0.34          1.35
=============================================================================================================
    Total from investment operations                            1.04         1.29      0.23          1.30
=============================================================================================================
Net asset value, end of period                                $14.95       $13.91    $12.62        $12.39
_____________________________________________________________________________________________________________
=============================================================================================================
Total return(b)                                                 7.48%       10.22%     1.86%        11.72%
_____________________________________________________________________________________________________________
=============================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $  130       $  134    $  142        $  166
=============================================================================================================
Ratio of expenses to average net assets                         1.35%(c)     1.37%     1.37%         1.40%(d)
=============================================================================================================
Ratio of net investment income (loss) to average net assets    (0.63)%(c)   (0.79)%   (0.85)%       (0.64)%(a)(d)
_____________________________________________________________________________________________________________
=============================================================================================================
Portfolio turnover rate(e)                                        59%         116%      114%          137%
_____________________________________________________________________________________________________________
=============================================================================================================

(a) Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets include a special cash dividend received of $3.00 per share owned of Microsoft Corp. on December 2, 2004. Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets excluding the special dividend are $(0.10) and (1.07)%, respectively.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.
(c)  Ratios are based on average daily net assets of $140,198.
(d)  Annualized.
(e) Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year.

AIM V.I. Technology Fund


NOTE 16--LEGAL PROCEEDINGS

Terms used in the Legal Proceedings Note are defined terms solely for the purpose of this note.


PENDING LITIGATION AND REGULATORY INQUIRIES


On August 30, 2005, the West Virginia Office of the State Auditor -- Securities Commission ("WVASC") issued a Summary Order to Cease and Desist and Notice of Right to Hearing to A I M Advisors, Inc. ("AIM") and A I M Distributors, Inc. ("ADI") (Order No. 05-1318). The WVASC makes findings of fact that AIM and ADI entered into certain arrangements permitting market timing of the AIM Funds and failed to disclose these arrangements in the prospectuses for such Funds, and conclusions of law to the effect that AIM and ADI violated the West Virginia securities laws. The WVASC orders AIM and ADI to cease any further violations and seeks to impose monetary sanctions, including restitution to affected investors, disgorgement of fees, reimbursement of investigatory, administrative and legal costs and an "administrative assessment," to be determined by the Commissioner. Initial research indicates that these damages could be limited or capped by statute. By agreement with the Commissioner of Securities, AIM's time to respond to that Order has been indefinitely suspended.

    Civil lawsuits, including purported class action and shareholder derivative suits, have been filed against certain of the AIM Funds, INVESCO Funds Group, Inc. ("IFG") (the former investment advisor to certain AIM Funds), AIM, ADI and/or related entities and individuals, depending on the lawsuit, alleging:

    - that the defendants permitted improper market timing and related activity in the AIM Funds; and

    - that certain AIM Funds inadequately employed fair value pricing.

    These lawsuits allege as theories of recovery, depending on the lawsuit, violations of various provisions of the Federal and state securities laws and ERISA, negligence, breach of fiduciary duty and/or breach of contract. These lawsuits seek remedies that include, depending on the lawsuit, damages, restitution, injunctive relief, imposition of a constructive trust, removal of certain directors and/or employees, various corrective measures under ERISA, rescission of certain AIM Funds' advisory agreements and/or distribution plans and recovery of all fees paid.

    All lawsuits based on allegations of market timing, late trading and related issues have been transferred to the United States District Court for the District of Maryland (the "MDL Court"). Pursuant to an Order of the MDL Court, plaintiffs in these lawsuits consolidated their claims for pre-trial purposes into three amended complaints against various AIM- and IFG-related parties: (i) a Consolidated Amended Class Action Complaint purportedly brought on behalf of shareholders of the AIM Funds; (ii) a Consolidated Amended Fund Derivative Complaint purportedly brought on behalf of the AIM Funds and fund registrants; and (iii) an Amended Class Action Complaint for Violations of the Employee Retirement Income Securities Act ("ERISA") purportedly brought on behalf of participants in Invesco Ltd. ("Invesco") 401(k) plan. Based on orders issued by the MDL Court, all claims asserted against the AIM Funds that have been transferred to the MDL Court have been dismissed, although certain Funds remain nominal defendants in the Consolidated Amended Fund Derivative Complaint. On September 15, 2006, the MDL Court granted the Invesco defendants' motion to dismiss the Amended Class Action Complaint for Violations of ERISA and dismissed such Complaint. The plaintiff has commenced an appeal from that decision.

    IFG, AIM, ADI and/or related entities and individuals have received inquiries from numerous regulators in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, among others, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to
Section 529 college savings plans and procedures for locating lost security holders. IFG, AIM and ADI have advised the Fund that they are providing full cooperation with respect to these inquiries. Regulatory actions and/or additional civil lawsuits related to these or other issues may be filed against the AIM Funds, IFG, AIM and/or related entities and individuals in the future.

    At the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the outcome of the Pending Litigation and Regulatory Inquiries described above may have on AIM, ADI or the Fund.

AIM V.I. Technology Fund

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of AIM Variable Insurance Funds and Shareholders of AIM V.I. Technology Fund:



In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of AIM V.I. Technology Fund (one of the funds constituting AIM Variable Insurance Funds, hereafter referred to as the "Fund") at December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

February 12, 2008
Houston, Texas

AIM V.I. Technology Fund

CALCULATING YOUR ONGOING FUND EXPENSES

EXAMPLE

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service fees (12b-1); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2007, through December 31, 2007.

    The actual and hypothetical expenses in the examples below do not represent the effect of any fees or other expenses assessed in connection with a variable product; if they did, the expenses shown would be higher while the ending account values shown would be lower.

ACTUAL EXPENSES

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return.

    The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

    Please note that the expenses shown in the table are meant to highlight your ongoing costs. Therefore, the hypothetical information is useful in comparing ongoing costs, and will not help you determine the relative total costs of owning different funds.

                                                                                           HYPOTHETICAL
                                                                                     (5% ANNUAL RETURN BEFORE
                                                          ACTUAL                            EXPENSES)
                             BEGINNING           ENDING           EXPENSES           ENDING           EXPENSES        ANNUALIZED
                           ACCOUNT VALUE      ACCOUNT VALUE      PAID DURING      ACCOUNT VALUE      PAID DURING       EXPENSE
        CLASS               (07/01/07)        (12/31/07)(1)       PERIOD(2)        (12/31/07)         PERIOD(2)         RATIO
      Series I               $1,000.00          $1,008.70           $5.62           $1,019.61           $5.65            1.11%
      Series II               1,000.00           1,007.40            6.88            1,018.35            6.92            1.36

(1) The actual ending account value is based on the actual total return of the Fund for the period July 1, 2007, through December 31, 2007, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund's expense ratio and a hypothetical annual return of 5% before expenses.
(2) Expenses are equal to the Fund's annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

AIM V.I. Technology Fund

TRUSTEES AND OFFICERS

The address of each trustee and officer of AIM Variable Insurance Funds (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. Each trustee oversees 104 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

                                                                                       OTHER
                                  TRUSTEE                                              TRUSTEESHIP(S)/
NAME, YEAR OF BIRTH AND           AND/OR                                               DIRECTORSHIP(S)
POSITION(S) HELD WITH THE         OFFICER    PRINCIPAL OCCUPATION(S)                   HELD BY
TRUST                             SINCE      DURING PAST 5 YEARS                       TRUSTEE/ DIRECTOR
-------------------------------------------------------------------------------------------------------------------------
 Interested Persons
-------------------------------------------------------------------------------------------------------------------------

   Martin L. Flanagan(1) -- 1960  2007       Director, Chief Executive Officer and     None
   Trustee                                   President, Invesco Ltd. (ultimate parent
                                             of AIM and a global investment
                                             management firm) and, Invesco Holding
                                             Company (parent of AIM and a global
                                             investment management firm); Chairman,
                                             A I M Advisors, Inc. (registered
                                             investment advisor); Director, Chairman,
                                             Chief Executive Officer and President,
                                             IVZ Inc. (holding company); and INVESCO
                                             North American Holdings, Inc. (holding
                                             company); Chairman and President,
                                             INVESCO Group Services, Inc. (service
                                             provider); Trustee, The AIM Family of
                                             Funds(R); Vice Chairman, Investment
                                             Company Institute; and Member of
                                             Executive Board, SMU Cox School of
                                             Business

                                             Formerly: Chairman, Investment Company
                                             Institute; President, Co-Chief Executive
                                             Officer, Co-President, Chief Operating
                                             Officer and Chief Financial Officer,
                                             Franklin Resources, Inc. (global
                                             investment management organization)
-------------------------------------------------------------------------------------------------------------------------

   Philip A. Taylor(2) -- 1954    2006       Director, Chief Executive Officer and     None
   Trustee, President and                    President, AIM Mutual Fund Dealer Inc.
   Principal                                 (registered broker dealer), A I M
   Executive Officer                         Advisors, Inc., AIM Funds Management
                                             Inc. d/b/a INVESCO Enterprise Services
                                             (registered investment advisor and
                                             registered transfer agent), AIM Trimark
                                             Corporate Class Inc. (formerly AIM
                                             Trimark Global Fund Inc.) (corporate
                                             mutual fund company) and AIM Trimark
                                             Canada Fund Inc. (corporate mutual fund
                                             company), and 1371 Preferred Inc.
                                             (holding company); Director, Chairman,
                                             Chief Executive Officer and President,
                                             A I M Management Group Inc. (financial
                                             services holding company) and A I M
                                             Capital Management, Inc. (registered
                                             investment advisor); Director and
                                             President, INVESCO Funds Group, Inc.
                                             (registered investment advisor and
                                             register transfer agent) and AIM GP
                                             Canada Inc. (general partner for a
                                             limited partnership); Director, A I M
                                             Distributors, Inc. (registered broker
                                             dealer); Director and Chairman, AIM
                                             Investment Services, Inc. (registered
                                             transfer agent) and INVESCO
                                             Distributors, Inc. (registered broker
                                             dealer); Director, President and
                                             Chairman, IVZ Callco Inc. (holding
                                             company), INVESCO Inc. (holding company)
                                             and AIM Canada Holdings Inc. (holding
                                             company); Trustee, President and
                                             Principal Executive Officer of The AIM
                                             Family of Funds--Registered Trademark--
                                             (other than AIM Treasurer's Series
                                             Trust, Short-Term Investments Trust and
                                             Tax-Free Investments Trust); Trustee and
                                             Executive Vice President, The AIM Family
                                             of Funds--Registered Trademark-- (AIM
                                             Treasurer's Series Trust, Short-Term
                                             Investments Trust and Tax-Free
                                             Investments Trust only); and Manager,
                                             PowerShares Capital Management LLC

                                             Formerly: Director and Chairman, Fund
                                             Management Company (registered broker
                                             dealer); President and Principal
                                             Executive Officer, The AIM Family of
                                             Funds--Registered Trademark-- (AIM
                                             Treasurer's Series Trust, Short-Term
                                             Investments Trust and Tax-Free
                                             Investments Trust only); Chairman, AIM
                                             Canada Holdings, Inc.; President, AIM
                                             Trimark Global Fund Inc. and AIM Trimark
                                             Canada Fund Inc.; and Director, Trimark
                                             Trust (federally regulated Canadian
                                             Trust Company)
-------------------------------------------------------------------------------------------------------------------------
 Independent Trustees
-------------------------------------------------------------------------------------------------------------------------

   Bruce L. Crockett -- 1944      1993       Chairman, Crockett Technology Associates  ACE Limited (insurance company);
   Trustee and Chair                         (technology consulting company)           and Captaris, Inc. (unified
                                                                                       messaging provider)
-------------------------------------------------------------------------------------------------------------------------

   Bob R. Baker -- 1936           2004       Retired                                   None
   Trustee
-------------------------------------------------------------------------------------------------------------------------

   Frank S. Bayley -- 1939        2001       Retired                                   None
   Trustee
                                             Formerly: Partner, law firm of Baker &
                                             McKenzie and Director, Badgley Funds,
                                             Inc. (registered investment company) (2
                                             portfolios)
-------------------------------------------------------------------------------------------------------------------------

   James T. Bunch -- 1942         2004       Founder, Green, Manning & Bunch Ltd.,     None
   Trustee                                   (investment banking firm)
                                             Formerly: Director, Policy Studies, Inc.
                                             and Van Gilder Insurance Corporation
-------------------------------------------------------------------------------------------------------------------------

   Albert R. Dowden -- 1941       2000       Director of a number of public and        None
   Trustee                                   private business corporations, including
                                             the Boss Group Ltd. (private investment
                                             and management); Reich & Tang Funds
                                             (Chairman) (registered investment
                                             company) (7 portfolios), Daily Income
                                             Fund (4 portfolios), California Daily
                                             Tax Free Income Fund, Inc., Connecticut
                                             Daily Tax Free Income Fund, Inc. and New
                                             Jersey Daily Municipal Fund, Inc.,
                                             Annuity and Life Re (Holdings), Ltd.
                                             (insurance company), and Homeowners of
                                             America Holding Corporation (property
                                             casualty company)

                                             Formerly: Director, CompuDyne
                                             Corporation (provider of product and
                                             services to the public security market);
                                             Director, President and Chief Executive
                                             Officer, Volvo Group North America,
                                             Inc.; Senior Vice President, AB Volvo;
                                             Director of various affiliated Volvo
                                             companies; and Director, Magellan
                                             Insurance Company
-------------------------------------------------------------------------------------------------------------------------

   Jack M. Fields -- 1952         1997       Chief Executive Officer, Twenty First     Administaff
   Trustee                                   Century Group, Inc. (government affairs
                                             company); and Owner and Chief Executive
                                             Officer, Dos Angelos Ranch, L.P.
                                             (cattle, hunting, corporate
                                             entertainment)
                                             Formerly: Chief Executive Officer,
                                             Texana Timber LP (sustainable forestry
                                             company), and Discovery Global Education
                                             Fund (non-profit)

-------------------------------------------------------------------------------------------------------------------------

   Carl Frischling -- 1937        1993       Partner, law firm of Kramer Levin         Director, Reich & Tang Funds) (15
   Trustee                                   Naftalis and Frankel LLP                  portfolios)
-------------------------------------------------------------------------------------------------------------------------

   Prema Mathai-Davis -- 1950     1998       Formerly: Chief Executive Officer, YWCA   None
   Trustee                                   of the USA
-------------------------------------------------------------------------------------------------------------------------

   Lewis F. Pennock -- 1942       1993       Partner, law firm of Pennock & Cooper     None
   Trustee
-------------------------------------------------------------------------------------------------------------------------

   Larry Soll -- 1942             2004       Retired                                   None
   Trustee
-------------------------------------------------------------------------------------------------------------------------

   Raymond Stickel, Jr. -- 1944   2005       Retired                                   None
   Trustee                                   Formerly: Partner, Deloitte & Touche;
                                             and Director, Mainstay VP Series Funds,
                                             Inc. (25 portfolios)
-------------------------------------------------------------------------------------------------------------------------

(1) Mr. Flanagan was appointed as Trustee of the Trust on February 24, 2007. Mr. Flanagan is considered an interested person of the Trust because he is an officer of the advisor to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the advisor to the Trust.
(2) Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.

AIM V.I. Technology Fund

                                                                                       OTHER
                                  TRUSTEE                                              TRUSTEESHIP(S)/
NAME, YEAR OF BIRTH AND           AND/OR                                               DIRECTORSHIP(S)
POSITION(S) HELD WITH THE         OFFICER    PRINCIPAL OCCUPATION(S)                   HELD BY TRUSTEE/
TRUST                             SINCE      DURING PAST 5 YEARS                       DIRECTOR
-------------------------------------------------------------------------------------------------------------------------
 Other Officers
-------------------------------------------------------------------------------------------------------------------------

   Russell C. Burk -- 1958        2005       Senior Vice President and Senior Officer  N/A
   Senior Vice President and                 of The AIM Family of Funds--Registered
   Senior Officer                            Trademark--
                                             Formerly: Director of Compliance and
                                             Assistant General Counsel, ICON
                                             Advisers, Inc.; Financial Consultant,
                                             Merrill Lynch; General Counsel and
                                             Director of Compliance, ALPS Mutual
                                             Funds, Inc.
-------------------------------------------------------------------------------------------------------------------------

   John M. Zerr -- 1962           2006       Director, Senior Vice President,          N/A
   Senior Vice President, Chief              Secretary and General Counsel, A I M
   Legal Officer and Secretary               Management Group Inc., A I M Advisors,
                                             Inc. and A I M Capital Management, Inc.;
                                             Director, Vice President and Secretary,
                                             AIM Investment Services, Inc. and
                                             INVESCO Distributors, Inc.; Director,
                                             Senior Vice President and Secretary,
                                             A I M Distributors, Inc.; Director and
                                             Vice President, INVESCO Funds Group
                                             Inc.; Senior Vice President, Chief Legal
                                             Officer and Secretary of The AIM Family
                                             of Funds--Registered Trademark--; and
                                             Manager, PowerShares Capital Management
                                             LLC

                                             Formerly: Director, Vice President and
                                             Secretary, Fund Management Company; Vice
                                             President, A I M Capital Management,
                                             Inc.; Chief Operating Officer, Senior
                                             Vice President, General Counsel and
                                             Secretary, Liberty Ridge Capital, Inc.
                                             (an investment adviser); Vice President
                                             and Secretary, PBHG Funds (an investment
                                             company); Vice President and Secretary,
                                             PBHG Insurance Series Fund (an
                                             investment company); General Counsel and
                                             Secretary, Pilgrim Baxter Value
                                             Investors (an investment adviser); Chief
                                             Operating Officer, General Counsel and
                                             Secretary, Old Mutual Investment
                                             Partners (a broker-dealer); General
                                             Counsel and Secretary, Old Mutual Fund
                                             Services (an administrator); General
                                             Counsel and Secretary, Old Mutual
                                             Shareholder Services (a shareholder
                                             servicing center); Executive Vice
                                             President, General Counsel and
                                             Secretary, Old Mutual Capital, Inc. (an
                                             investment adviser); and Vice President
                                             and Secretary, Old Mutual Advisors Funds
                                             (an investment company)
-------------------------------------------------------------------------------------------------------------------------

   Lisa O. Brinkley -- 1959       2004       Global Compliance Director, Invesco       N/A
   Vice President                            Ltd.; and Vice President of The AIM
                                             Family of Funds--Registered Trademark--

                                             Formerly: Senior Vice President, A I M
                                             Management Group Inc. (financial
                                             services holding company); Senior Vice
                                             President and Chief Compliance Officer,
                                             A I M Advisors, Inc. and The AIM Family
                                             of Funds--Registered Trademark--; Vice
                                             President and Chief Compliance Officer,
                                             A I M Capital Management, Inc. and A I M
                                             Distributors, Inc.; Vice President, AIM
                                             Investment Services, Inc. and Fund
                                             Management Company; Senior Vice
                                             President and Chief Compliance Officer
                                             of The AIM Family of Funds--Registered
                                             Trademark--; and Senior Vice President
                                             and Compliance Director, Delaware
                                             Investments Family of Funds
-------------------------------------------------------------------------------------------------------------------------

   Kevin M. Carome -- 1956        2003       General Counsel, Secretary and Senior
   Vice President                            Managing Director, Invesco Ltd.;
                                             Director and Secretary, Invesco Holding
                                             Company Limited, IVZ, Inc. and INVESCO
                                             Group Services, Inc.; Director, INVESCO
                                             Funds Group, Inc.; Secretary, INVESCO
                                             North American Holdings, Inc.; and Vice
                                             President of The AIM Family of
                                             Funds--Registered Trademark--

                                             Formerly: Senior Managing Director,       N/A
                                             Invesco Holding Company Limited;
                                             Director, Senior Vice President,
                                             Secretary and General Counsel, A I M
                                             Management Group Inc. and A I M
                                             Advisors, Inc.; Senior Vice President,
                                             A I M Distributors, Inc.; Director,
                                             General Counsel and Vice President, Fund
                                             Management Company; Vice President,
                                             A I M Capital Management, Inc. and AIM
                                             Investment Services, Inc.; Senior Vice
                                             President, Chief Legal Officer and
                                             Secretary of The AIM Family of
                                             Funds--Registered Trademark--; Director
                                             and Vice President, INVESCO
                                             Distributors, Inc.; Chief Executive
                                             Officer and President, INVESCO Funds
                                             Group, Inc.; and Senior Vice President
                                             and General Counsel, Liberty Financial
                                             Companies, Inc.
-------------------------------------------------------------------------------------------------------------------------

   Sidney M. Dilgren -- 1961      2004       Vice President, A I M Advisors, Inc. and  N/A
   Vice President, Principal                 A I M Capital Management, Inc.; and Vice
   Financial Officer and                     President, Treasurer and Principal
   Treasurer                                 Financial Officer of The AIM Family of
                                             Funds--Registered Trademark--

                                             Formerly: Fund Treasurer, A I M
                                             Advisors, Inc.; Senior Vice President,
                                             AIM Investment Services, Inc.; and Vice
                                             President, A I M Distributors, Inc.
-------------------------------------------------------------------------------------------------------------------------

   Karen Dunn Kelley -- 1960      2004       Head of Invesco's World Wide Fixed        N/A
   Vice President                            Income and Cash Management Group;
                                             Director of Cash Management and Senior
                                             Vice President, A I M Advisors, Inc. and
                                             A I M Capital Management, Inc; Executive
                                             Vice President, A I M Distributors,
                                             Inc.; Senior Vice President, A I M
                                             Management Group Inc.; Vice President,
                                             The AIM Family of Funds--Registered
                                             Trademark-- (other than AIM Treasurer's
                                             Series Trust, Short-Term Investments
                                             Trust and Tax-Free Investments Trust);
                                             and President and Principal Executive
                                             Officer, The AIM Family of
                                             Funds--Registered Trademark-- (AIM
                                             Treasurer's Series Trust, Short-Term
                                             Investments Trust and Tax-Free
                                             Investments Trust only)
                                             Formerly: Director and President, Fund
                                             Management Company; Chief Cash
                                             Management Officer and Managing
                                             Director, A I M Capital Management,
                                             Inc.; Vice President, A I M Advisors,
                                             Inc. and The AIM Family of
                                             Funds--Registered Trademark-- (AIM
                                             Treasurer's Series Trust, Short-Term
                                             Investments Trust and Tax-Free
                                             Investments Trust only)
-------------------------------------------------------------------------------------------------------------------------

   Lance A. Rejsek -- 1967        2005       Anti-Money Laundering Compliance          N/A
   Anti-Money Laundering                     Officer, A I M Advisors, Inc., A I M
   Compliance Officer                        Capital Management, Inc., A I M
                                             Distributors, Inc., AIM Investment
                                             Services, Inc., AIM Private Asset
                                             Management, Inc. and The AIM Family of
                                             Funds--Registered Trademark--
                                             Formerly: Anti-Money Laundering
                                             Compliance Officer, Fund Management
                                             Company; and Manager of the Fraud
                                             Prevention Department, AIM Investment
                                             Services, Inc.
-------------------------------------------------------------------------------------------------------------------------

   Todd L. Spillane -- 1958       2006       Senior Vice President, A I M Management   N/A
   Chief Compliance Officer                  Group Inc.; Senior Vice President and
                                             Chief Compliance Officer, A I M
                                             Advisors, Inc. and A I M Capital
                                             Management, Inc.; Chief Compliance
                                             Officer of The AIM Family of
                                             Funds--Registered Trademark--, Invesco
                                             Global Asset Management (N.A.), Inc.,
                                             (registered investment advisor), Invesco
                                             Institutional (N.A.), Inc., (registered
                                             investment advisor), INVESCO Private
                                             Capital Investments, Inc. (holding
                                             company), Invesco Private Capital, Inc.
                                             (registered investment advisor) and
                                             Invesco Senior Secured Management, Inc.
                                             (registered investment advisor); and
                                             Vice President, A I M Distributors, Inc.
                                             and AIM Investment Services, Inc.

                                             Formerly: Vice President, A I M Capital
                                             Management, Inc. and Fund Management
                                             Company; Global Head of Product
                                             Development, AIG-Global Investment
                                             Group, Inc.; and Chief Compliance
                                             Officer and Deputy General Counsel,
                                             AIG-SunAmerica Asset Management
-------------------------------------------------------------------------------------------------------------------------

The Statement of Additional Information of the Trust includes additional information about the Fund's Trustees and is available upon request, without charge, by calling 1.800.410.4246.

OFFICE OF THE FUND            INVESTMENT ADVISOR       DISTRIBUTOR              AUDITORS
11 Greenway Plaza             A I M Advisors, Inc.     A I M Distributors,      PricewaterhouseCoopers
Suite 100                     11 Greenway Plaza        Inc.                     LLP
Houston, TX 77046-1173        Suite 100                11 Greenway Plaza        1201 Louisiana Street
                              Houston, TX 77046-1173   Suite 100                Suite 2900
                                                       Houston, TX 77046-1173   Houston, TX 77002-5678

COUNSEL TO THE FUND           COUNSEL TO THE           TRANSFER AGENT           CUSTODIAN
Ballard Spahr                 INDEPENDENT TRUSTEES     AIM Investment           State Street Bank and
Andrews & Ingersoll, LLP      Kramer, Levin, Naftalis  Services, Inc.           Trust
1735 Market Street, 51st      & Frankel LLP            P.O. Box 4739            Company
Floor                         1177 Avenue of the       Houston, TX 77210-4739   225 Franklin Street
Philadelphia, PA 19103-7599   Americas                                          Boston, MA 02110-2801
                              New York, NY 10036-2714

SECTOR EQUITY

Sectors

                                                                                  AIM V.I. Utilities Fund
                                                        Annual Report to Shareholders - December 31, 2007

The Fund provides a complete list of its
holdings four times in each fiscal year,
at the quarter-ends. For the second and
fourth quarters, the lists appear in the
Fund's semiannual and annual reports to
shareholders. For the first and third
quarters, the Fund files the lists with
the Securities and Exchange Commission
(SEC) on Form N-Q. The Fund's Form N-Q
filings are available on the SEC Web site,                                             [COVER GLOBE IMAGE]
sec.gov. Copies of the Fund's Forms N-Q
may be reviewed and copied at the SEC
Public Reference Room in Washington,
D.C.You can obtain information on the
operation of the Public Reference Room,
including information about duplicating
fee charges, by calling 202-942-8090 or
800-732-0330, or by electronic request at
the following E-mail address:
publicinfo@sec.gov. The SEC file numbers
for the Fund are 811-07452 and 033-57340.
The Fund's most recent portfolio holdings,
as filed on Form N-Q, have also been made
available to insurance companies issuing
variable annuity contracts and variable
life insurance policies ("variable
products") that invest in the Fund.

A description of the policies and
procedures that the Fund uses to determine                 AIM V.I. UTILITIES FUND's investment objectives
how to vote proxies relating to portfolio                                   are capital growth and income.
securities is available without charge,
upon request, from our Client Services
department at 800-410-4246 or on the AIM
Web site, AIMinvestments.com. On the home
page, scroll down and click on Proxy
Policy. The information is also available
on the SEC Web site, sec.gov.

Information regarding how the Fund voted
proxies related to its portfolio
securities during the 12 months ended June
30, 2007, is available at our Web site. Go   UNLESS OTHERWISE STATED, INFORMATION PRESENTED IN THIS REPORT
to AIMinvestments.com, access the About Us   IS AS OF DECEMBER 31, 2007, AND IS BASED ON TOTAL NET ASSETS.
tab, click on Required Notices and then
click on Proxy Voting Activity. Next,                      UNLESS OTHERWISE NOTED, ALL DATA IN THIS REPORT
select the Fund from the drop-down menu.                              ARE FROM A I M MANAGEMENT GROUP INC.
The information is also available on the
SEC Web site, sec.gov.

                                             =============================================================
                                             THIS REPORT MUST BE ACCOMPANIED OR PRECEDED BY A CURRENTLY
                                             EFFECTIVE FUND PROSPECTUS AND VARIABLE PRODUCT PROSPECTUS,
                                             WHICH CONTAIN MORE COMPLETE INFORMATION, INCLUDING SALES
                                             CHARGES AND EXPENSES. INVESTORS SHOULD READ EACH CAREFULLY
 [AIM INVESTMENTS LOGO]                      BEFORE INVESTING.
--REGISTERED TRADEMARK--                     =============================================================

                                                     NOT FDIC INSURED   MAY LOSE VALUE   NO BANK GUARANTEE

                                                                                  A I M DISTRIBUTORS, INC.

AIM V.I. Utilities Fund

Management's discussion of Fund performance                                                  We seek to control risk by:

=======================================================================================   o Diversifying across most industries and
PERFORMANCE SUMMARY                                                                       sub-industries within the utilities
                                                                                          sector.
Investor preference for large dividend-paying equities boosted the performance of
many utilities stocks during the year ended December 31, 2007. This helped AIM V.I.       o Owning both regulated and unregulated
Utilities Fund post positive returns for the year. The Fund outperformed its broad        utilities--unregulated companies provide
market index, the S&P 500 Index, as the utilities sector was among the strongest          greater growth potential, while regulated
performing sectors during the year.(triangle) Utilities stocks benefited from an          firms provide more stable dividends and
increase in merger and acquisition activity, as well as investor preference for           principal.
their generally more defensive character and their tendency to pay dividends.
                                                                                          o Generally avoiding excessive
   Your Fund's long-term performance appears later in this report.                        concentration of assets in a small number
                                                                                          of stocks.
FUND VS. INDEXES
                                                                                          o Maintaining a reasonable cash position
Total returns, 12/31/06--12/31/07, excluding variable product issuer charges. If          to avoid having to sell stocks during
variable product issuer charges were included, returns would be lower.                    market downturns.

Series I Shares                                                    20.64%                      We may sell a stock for any of the
Series II Shares                                                   20.32                  following reasons:
S&P 500 Index(triangle) (Broad Market Index)                        5.49
Lipper VUF Utility Funds Category Average(triangle) (Peer Group)   22.97                  o Earnings growth is threatened because of
Lipper Utility Funds Index(triangle) (Former Peer Group Index)     17.20                  deterioration in the firm's fundamentals
SOURCE: (triangle)LIPPER INC.                                                             or change in the operating environment.
=======================================================================================
                                                                                          o Valuation becomes too high.
How we invest                                     We look for companies that could
                                             potentially benefit from industry trends,    o Corporate strategy changes.
We invest primarily in natural gas,          such as increased demand for certain
electricity and telecommunication services   products and deregulation of state markets   Market conditions and your Fund
companies, selecting stocks based on our     and that are attractively valued relative
quantitative and fundamental analysis of     to the rest of the market. We also monitor   The year was characterized by extremes.
individual companies. Our quantitative       and may adjust industry and position         Subprime loan concerns, record high crude
analysis focuses on positive cash flows      weights according to prevailing economic     oil prices, a weak housing market and a
and predictable earnings. Our fundamental    trends such as gross domestic product        weak U.S. dollar increased fears of
analysis seeks strong balance sheets,        growth and interest rate changes.            recession and worries about a potentially
competent management and sustainable                                                      negative effect on consumer spending.
dividends and distributions.                                                              These factors affected investor sentiment
                                                                                          which caused market volatility to increase
==========================================   ==========================================   during the year. Yet, despite concerns
     PORTFOLIO COMPOSITION                        TOP 10 EQUITY HOLDINGS*                 over a slowing economy, several major
                                                                                          market indexes ended the year in positive
By industry                                   1. AT&T Inc.                         5.6%   territory after setting all-time closing
Electric Utilities                   37.2%    2. Exelon Corp.                      4.8    highs during the year.(1) Strong global
Multi-Utilities                      22.0     3. Entergy Corp.                     4.5    growth, steady corporate earnings and
Integrated Telecommunication                  4. FPL Group, Inc.                   4.1    continued merger and acquisition activity
Services                             12.2     5. Williams Cos., Inc. (The)         4.1    drove equity markets higher for much of
Oil & Gas Storage & Transportation   10.0     6. NRG Energy, Inc.                  3.8    2007.(1) Against this backdrop, energy,
Gas Utilities                         8.9     7. Edison International              3.7    materials and utilities were among the
Independent Power Producers                   8. Questar Corp.                     3.6    best performing sectors of the S&P 500
& Energy Traders                      6.1     9. Verizon Communications Inc.       3.6    Index.1 Conversely, financials, consumer
Wireless Telecommunication                   10. Sempra Energy                     3.6    discretionary and health care were the
Services                              0.9                                                 weakest performing sectors.(1)
Money Market Funds Plus
Other Assets Less Liabilities         2.7                                                      Investor preference for utilities
                                                                                          stocks, based on their generally more
                                                                                          defensive character and tendency to pay
                                             Total Net Assets           $159.04 million   dividends, increased during the year,
                                                                                          bolstered by evidence of a slowing economy
                                             Total Number of Holdings*               34   and lower interest rates. During the year,
                                                                                          the U.S. Federal Reserve Board (the Fed)
The Fund's holdings are subject to change,                                                lowered the federal
and there is no assurance that the
Fund will continue to hold any particular
security.

*Excluding money market fund holdings.

==========================================   ==========================================

AIM V.I. Utilities Fund

funds target rate from 5.25% to 4.25%(2) in  nuclear power companies. Natural gas has                   John S. Segner
three separate actions. Utilities stocks     one-third the carbon dioxide emissions of     [SEGNER      Senior portfolio manager,
tend to be sensitive to interest rate        coal. Nuclear power generation, although      PHOTO]       is lead manager of AIM V.I.
movements because they generally pay         controversial, produces no greenhouse gas                  Utilities Fund. He has more
dividends and are particularly attractive    emissions. We continued to maintain our      than 20 years of experience in the energy
when interest rates are low.                 focus on holding what we believed were       and investment industries. Before joining
                                             favorably priced stocks of strong            the Fund's advisor in 1997, he was a
   An increase in merger and acquisition     companies with reasonable growth prospects   managing director and principal with an
activity, particularly in the diversified    and attractive dividend yields.              investment management company that focused
telecommunication services and independent                                                exclusively on publicly-traded energy
power producers industries, also helped         The Fund has experienced strong           stocks. Prior to that, he held positions
stocks in the utilities sector. For the      double-digit average annual total returns    with several energy companies. Mr. Segner
year, our holdings in electric utilities,    over the last five years. It would be        earned a B.S. in civil engineering from
independent power producers and integrated   imprudent for us to suggest such a level     the University of Alabama and an M.B.A.
telecommunication services had the most      of performance is sustainable over the       with a concentration in finance from The
positive impact on Fund performance.         long term. As always, we thank you for       University of Texas at Austin.
Wireless telecommunication services          your continued investment and welcome any
stocks, on the other hand, detracted from    new investors to AIM V.I. Utilities Fund.    Assisted by the Energy/Gold/Utilities Team
Fund performance.
                                             Sources: (1)Lipper Inc.; (2)U.S. Federal
   Top contributors to Fund performance      Reserve Board
during the year included NRG ENERGY,
EXELON and ENTERGY. Each company benefited   The views and opinions expressed in
in its own right from increased interest     management's discussion of Fund
in nuclear power plants, as nuclear power    performance are those of A I M Advisors,
produces no carbon dioxide emissions. NRG    Inc. These views and opinions are subject
Energy recently announced plans to build     to change at any time based on factors
more nuclear power plants in Texas and       such as market and economic conditions.
Exelon is the largest domestic nuclear       These views and opinions may not be relied
power generator. Entergy was the first       upon as investment advice or
domestic utility to voluntarily reduce       recommendations, or as an offer for a
greenhouse gas emissions and has benefited   particular security. The information is
from its purchase of carbon credits.         not a complete analysis of every aspect of
                                             any market, country, industry, security or
   Detractors from Fund performance were     the Fund. Statements of fact are from
minimal during the year. Top detractors      sources considered reliable, but A I M
included multi-utility providers CMS         Advisors, Inc. makes no representation or
ENERGY and PG&E. CMS Energy experienced      warranty as to their completeness or
regulatory difficulties during the year.     accuracy. Although historical performance
PG&E was affected by possibly unjustified    is no guarantee of future results, these
negative investor perception of the          insights may help you understand our
adverse conditions in the California         investment management philosophy.
housing market. We continued to own both
stocks at the close of 2007.

   The reduced federal income tax rate
for qualified dividends made utilities
stocks attractive to many investors over
the last several years. We remain modestly
concerned about the possible repeal of the
dividend tax rate reduction, however.
Interest rate and inflationary trends also
present a cause for concern.
                                                                                          ==========================================
   Because carbon dioxide emissions                                                       FOR A DISCUSSION OF THE RISKS OF INVESTING
remain a popular topic with legislators,                                                  IN YOUR FUND, INDEXES USED IN THIS REPORT
we increased the Fund's exposure to                                                       AND YOUR FUND'S LONG-TERM PERFORMANCE,
natural gas and                                                                           PLEASE TURN THE PAGE.
                                                                                          ==========================================

AIM V.I. Utilities Fund

Your Fund's long-term performance

==========================================      THE PERFORMANCE DATA QUOTED REPRESENT        AIM V.I. UTILITIES FUND, A SERIES
        AVERAGE ANNUAL TOTAL RETURNS         PAST PERFORMANCE AND CANNOT GUARANTEE        PORTFOLIO OF AIM VARIABLE INSURANCE FUNDS,
                                             COMPARABLE FUTURE RESULTS; CURRENT           IS CURRENTLY OFFERED THROUGH INSURANCE
As of 12/31/07                               PERFORMANCE MAY BE LOWER OR HIGHER. PLEASE   COMPANIES ISSUING VARIABLE PRODUCTS. YOU
SERIES I SHARES                              CONTACT YOUR VARIABLE PRODUCT ISSUER OR      CANNOT PURCHASE SHARES OF THE FUND
Inception (12/30/94)                 9.62%   FINANCIAL ADVISOR FOR THE MOST RECENT        DIRECTLY. PERFORMANCE FIGURES GIVEN
   10 Years                          8.08    MONTH-END VARIABLE PRODUCT PERFORMANCE.      REPRESENT THE FUND AND ARE NOT INTENDED TO
   5 Years                          20.75    PERFORMANCE FIGURES REFLECT FUND EXPENSES,   REFLECT ACTUAL VARIABLE PRODUCT VALUES.
   1 Year                           20.64    REINVESTED DISTRIBUTIONS AND CHANGES IN      THEY DO NOT REFLECT SALES CHARGES,
                                             NET ASSET VALUE. INVESTMENT RETURN AND       EXPENSES AND FEES ASSESSED IN CONNECTION
SERIES II SHARES                             PRINCIPAL VALUE WILL FLUCTUATE SO THAT YOU   WITH A VARIABLE PRODUCT. SALES CHARGES,
   10 Years                          7.82%   MAY HAVE A GAIN OR LOSS WHEN YOU SELL        EXPENSES AND FEES, WHICH ARE DETERMINED BY
   5 Years                          20.46    SHARES.                                      THE VARIABLE PRODUCT ISSUERS, WILL VARY
   1 Year                           20.32                                                 AND WILL LOWER THE TOTAL RETURN.
==========================================      THE NET ANNUAL FUND OPERATING EXPENSE
                                             RATIO SET FORTH IN THE MOST RECENT FUND         THE MOST RECENT MONTH-END PERFORMANCE
SERIES II SHARES' INCEPTION DATE IS APRIL    PROSPECTUS AS OF THE DATE OF THIS REPORT     DATA AT THE FUND LEVEL, EXCLUDING VARIABLE
30, 2004. RETURNS SINCE THAT DATE ARE        FOR SERIES I AND SERIES II SHARES WAS        PRODUCT CHARGES, IS AVAILABLE ON THIS AIM
HISTORICAL. ALL OTHER RETURNS ARE THE        0.93% AND 1.18%, RESPECTIVELY.(1) THE TOTAL  AUTOMATED INFORMATION LINE, 866-702-4402.
BLENDED RETURNS OF THE HISTORICAL            ANNUAL FUND OPERATING EXPENSE RATIO SET      AS MENTIONED ABOVE, FOR THE MOST RECENT
PERFORMANCE OF SERIES II SHARES SINCE        FORTH IN THE MOST RECENT FUND PROSPECTUS     MONTH-END PERFORMANCE INCLUDING VARIABLE
THEIR INCEPTION AND THE RESTATED             AS OF THE DATE OF THIS REPORT FOR SERIES I   PRODUCT CHARGES, PLEASE CONTACT YOUR
HISTORICAL PERFORMANCE OF SERIES I SHARES    AND SERIES II SHARES WAS 0.96% AND 1.21%,    VARIABLE PRODUCT ISSUER OR FINANCIAL
(FOR PERIODS PRIOR TO INCEPTION OF SERIES    RESPECTIVELY. THE EXPENSE RATIOS PRESENTED   ADVISOR.
II SHARES) ADJUSTED TO REFLECT THE RULE      ABOVE MAY VARY FROM THE EXPENSE RATIOS
12B-1 FEES APPLICABLE TO SERIES II SHARES.   PRESENTED IN OTHER SECTIONS OF THIS REPORT   (1) Total annual operating expenses less
THE INCEPTION DATE OF SERIES I SHARES IS     THAT ARE BASED ON EXPENSES INCURRED DURING      any contractual fee waivers and/or
DECEMBER 30, 1994.                           THE PERIOD COVERED BY THIS REPORT.              expense reimbursements by the advisor
                                                                                             in effect through at least April 30,
   THE PERFORMANCE OF THE FUND'S SERIES                                                      2009. See current prospectus for more
I AND SERIES II SHARE CLASSES WILL DIFFER                                                    information.
PRIMARILY DUE TO DIFFERENT CLASS EXPENSES.

====================================================================================================================================

Principal risks of investing in the Fund     the value of its assets, general economic    to be more volatile than other mutual
                                             conditions, interest rates, investor         funds, and the value of the Fund's
Since a large percentage of the Fund's       perceptions and market liquidity.            investments may tend to rise and fall more
assets may be invested in securities of a                                                 rapidly.
limited number of companies, each               Foreign securities have additional
investment has a greater effect on the       risks, including exchange rate changes,         Government regulation, difficulties
Fund's overall performance, and any change   political and economic upheaval, the         in obtaining adequate financing and
in the value of those securities could       relative lack of information, relatively     investment return, environmental issues,
significantly affect the value of your       low market liquidity, and the potential      prices of fuel for generation of
investment in the Fund.                      lack of strict financial and accounting      electricity, availability of natural gas,
                                             controls and standards.                      risks associated with power marketing and
   Investing in developing countries can                                                  trading, and risks associated with nuclear
add additional risk, such as high rates of      There is no guarantee that the            power facilities may adversely affect the
inflation or sharply devalued currencies     invtment techniques and risk analys  es      market value of the Fund's holdings.
against the U.S. dollar. Transaction costs   used by the Fund's portfolio managers will
are often higher, and there may be delays    produce the desired results.                 About indexes used in this report
in settlement procedures.
                                                The prices of securities held by the      The S&P 500 --REGISTERED TRADEMARK-- INDEX
   Prices of equity securities change in     Fund may decline in response to market       is a market capitalization-weighted index
response to many factors including the       risks.                                       covering all major areas of the U.S.
historical and prospective earnings of the                                                economy. It is not the 500 largest
issuer,                                         The Fund's investments are                companies, but rather the most widely held
                                             concentrated in a comparatively narrow
                                             segment of the economy. Consequently, the
                                             Fund may tend

                                                                                                                           Continued

AIM V.I. Utilities Fund

Past performance cannot guarantee            the dollar value of an investment, is
comparable future results.                   constructed with each segment representing
                                             a percent change in the value of the
   This chart, which is a logarithmic        investment. In this chart, each segment
chart, presents the fluctuations in the      represents a doubling, or 100% change, in
value of the Fund and its indexes. We        the value of the investment. In other
believe that a logarithmic chart is more     words, the space between $5,000 and
effective than other types of charts in      $10,000 is the same size as the space
illustrating changes in value during the     between $10,000 and $20,000, and so on.
early years shown in the chart. The
vertical axis, the one that indicates

====================================================================================================================================

Continued from previous page

500 companies chosen with respect to         securities of domestic and foreign           principles require adjustments to be made
 market size, liquidity, and their           companies providing utilities.               to the net assets of the Fund at period
industry.                                                                                 end for financial reporting purposes, and
                                                The Fund is not managed to track the      as such, the net asset values for
   The Fund has elected to use the           performance of any particular index,         shareholder transactions and the returns
LIPPER VARIABLE UNDERLYING FUNDS (VUF)       including the indexes defined here, and      based on those net asset values may differ
UTILITY FUNDS CATEGORY AVERAGE as its peer   consequently, the performance of the Fund    from the net asset values and returns
group instead of the Lipper Utility Funds    may deviate significantly from the           reported in the Financial Highlights.
Index. In 2006, Lipper began publishing      performance of the indexes.                  Additionally, the returns and net asset
VUF indexes, allowing the Fund to be                                                      values shown throughout this report are at
compared with the Lipper VUF Utility Funds      A direct investment cannot be made in     the Fund level only and do not include
Category Average. The unmanaged Lipper VUF   an index. Unless otherwise indicated,        variable product issuer charges. If such
Utility Funds Category Average represents    index results include reinvested             charges were included, the total returns
the average of all the variable insurance    dividends, and they do not reflect sales     would be lower.
underlying Utility Funds tracked by Lipper   charges. Performance of an index of funds
Inc. These funds invest primarily in the     reflects fund expenses; performance of a        Industry classifications used in this
equity securities of domestic and foreign    market index does not.                       report are generally according to the
companies providing utilities.                                                            Global Industry Classification Standard,
                                             Other information                            which was developed by and is the
   The LIPPER UTILITY FUNDS INDEX is an                                                   exclusive property and a service mark of
equally weighted representation of the       The returns shown in the management's        Morgan Stanley Capital International Inc.
largest funds in the Lipper Utility Funds    discussion of Fund performance are based     and Standard & Poor's.
category. These funds invest primarily in    on net asset values calculated for
the equity                                   shareholder transactions. Generally
                                             accepted accounting





===================================================================================================================================
                                                          [MOUNTAIN CHART]

RESULTS OF A $10,000 INVESTMENT

FUND DATA FROM 12/30/94, INDEX DATA FROM 12/31/94

                    AIM V.I. UTILITIES FUND-                      LIPPER VUF UTILITY FUNDS   LIPPER UTILITY FUNDS
        DATE             SERIES I SHARES       S&P 500 INDEX(1)      CATEGORY AVERAGE(1)           INDEX(1)

      12/30/94             $10000
         12/94              10000                   $10000                 $10000                   $10000
          1/95              10040                    10259                  10243                    10360
          2/95              10090                    10659                  10344                    10456
          3/95              10090                    10973                  10364                    10447
          4/95              10100                    11295                  10601                    10676
          5/95              10120                    11746                  10956                    11101
          6/95              10110                    12019                  11031                    11131
          7/95              10110                    12417                  11301                    11273
          8/95              10131                    12448                  11463                    11404
          9/95              10180                    12973                  11847                    11900
         10/95              10240                    12927                  11847                    11998
         11/95              10601                    13493                  12154                    12231
         12/95              10909                    13753                  12585                    12711
          1/96              10969                    14221                  12804                    12936
          2/96              10889                    14353                  12700                    12726
          3/96              11050                    14491                  12707                    12662
          4/96              11453                    14705                  12849                    12688
          5/96              11644                    15083                  12954                    12758
          6/96              11815                    15141                  13265                    13122
          7/96              11362                    14472                  12702                    12526
          8/96              11514                    14778                  12955                    12705
          9/96              11634                    15609                  13106                    12826
         10/96              11977                    16039                  13508                    13268
         11/96              12329                    17251                  14093                    13776
         12/96              12302                    16909                  14224                    13897
          1/97              12405                    17965                  14491                    14161
          2/97              12343                    18106                  14466                    14188
          3/97              11942                    17363                  14061                    13761
          4/97              12024                    18399                  14208                    13886
          5/97              12590                    19524                  14937                    14539
          6/97              13095                    20392                  15414                    14984
          7/97              13280                    22014                  15890                    15359
          8/97              12961                    20782                  15430                    14880
          9/97              13754                    21919                  16362                    15739
         10/97              13754                    21188                  16184                    15604
         11/97              14547                    22168                  17150                    16617
         12/97              15182                    22548                  18112                    17470
          1/98              15372                    22798                  18041                    17382
          2/98              16015                    24441                  18638                    17893
          3/98              17185                    25691                  20021                    19202
          4/98              16795                    25955                  19665                    18801
          5/98              16711                    25509                  19391                    18541
          6/98              17059                    26544                  19830                    18906
          7/98              17016                    26264                  19616                    18650
          8/98              15214                    22469                  18139                    17437
          9/98              16258                    23910                  19570                    18712
         10/98              17102                    25852                  20145                    19151
         11/98              17671                    27418                  20679                    19637
         12/98              19051                    28997                  21821                    20684
          1/99              19522                    30209                  21795                    20590
          2/99              19276                    29270                  21185                    19935
          3/99              19480                    30441                  21279                    19914
          4/99              20445                    31620                  22615                    21240
          5/99              20960                    30874                  23174                    21784
          6/99              21270                    32583                  23465                    22085
          7/99              21227                    31570                  23409                    22026
          8/99              20264                    31414                  22666                    21380
          9/99              20436                    30554                  22713                    21335
         10/99              21153                    32486                  23830                    22460
         11/99              21432                    33147                  24227                    22613
         12/99              22699                    35096                  25400                    23690
          1/00              23997                    33333                  26077                    24127
          2/00              25092                    32703                  26274                    24197
          3/00              25925                    35900                  27400                    25372
          4/00              24333                    34820                  26105                    24359
          5/00              23498                    34106                  25778                    24106
          6/00              23672                    34946                  25871                    24078

===================================================================================================================================

                                                                                                             SOURCE: (1)LIPPER INC.


===================================================================================================================================

                                                          [MOUNTAIN CHART]

          7/00              23163                    34400                  25708                    23968
          8/00              24593                    36536                  27264                    25659
          9/00              25166                    34608                  27691                    26485
         10/00              24257                    34461                  27051                    25790
         11/00              22166                    31746                  25248                    24440
         12/00              23895                    31902                  26656                    25721
          1/01              23417                    33033                  26266                    25068
          2/01              22759                    30023                  25478                    24548
          3/01              21999                    28122                  24941                    24024
          4/01              23541                    30306                  26269                    25352
          5/01              22077                    30509                  25559                    24798
          6/01              19955                    29767                  23896                    23249
          7/01              18798                    29473                  23028                    22522
          8/01              17640                    27630                  22113                    21719
          9/01              15643                    25399                  20439                    20392
         10/01              15892                    25884                  20150                    19927
         11/01              16065                    27869                  19998                    19823
         12/01              16147                    28113                  20325                    20231
          1/02              14954                    27703                  19045                    19154
          2/02              14438                    27169                  18504                    18618
          3/02              15343                    28191                  19607                    19792
          4/02              14930                    26482                  18819                    19024
          5/02              14335                    26288                  18111                    18418
          6/02              13681                    24416                  16913                    17233
          7/02              12545                    22513                  15254                    15391
          8/02              12729                    22661                  15674                    15727
          9/02              11822                    20200                  14276                    14295
         10/02              12373                    21976                  14887                    14920
         11/02              12591                    23268                  15435                    15496
         12/02              12864                    21902                  15577                    15638
          1/03              12427                    21330                  15280                    15168
          2/03              12081                    21009                  14822                    14658
          3/03              12289                    21212                  15158                    14983
          4/03              12866                    22959                  16326                    16004
          5/03              13995                    24167                  17616                    17327
          6/03              14076                    24476                  17847                    17562
          7/03              13430                    24908                  17196                    16934
          8/03              13569                    25393                  17362                    17000
          9/03              13938                    25124                  17724                    17339
         10/03              14099                    26544                  18107                    17755
         11/03              14273                    26778                  18380                    17942
         12/03              15113                    28181                  19486                    19012
          1/04              15230                    28698                  19903                    19413
          2/04              15568                    29097                  20268                    19820
          3/04              15498                    28658                  20205                    19818
          4/04              15120                    28209                  19786                    19350
          5/04              15251                    28595                  19891                    19422
          6/04              15515                    29151                  20323                    19817
          7/04              15779                    28186                  20449                    19994
          8/04              16162                    28299                  20985                    20516
          9/04              16557                    28606                  21474                    20981
         10/04              17214                    29043                  22374                    21832
         11/04              18255                    30217                  23460                    22852
         12/04              18673                    31245                  24290                    23555
          1/05              18662                    30484                  24181                    23559
          2/05              19237                    31125                  24768                    24154
          3/05              19248                    30574                  24670                    24192
          4/05              19393                    29995                  24767                    24390
          5/05              19703                    30948                  25208                    24804
          6/05              20611                    30993                  26312                    25946
          7/05              21388                    32145                  27192                    26744
          8/05              22058                    31852                  27595                    27183
          9/05              23026                    32109                  28518                    28071
         10/05              21543                    31574                  27051                    26646
         11/05              21520                    32767                  27149                    26901
         12/05              21817                    32779                  27463                    27089
          1/06              22685                    33647                  28565                    28191
          2/06              22832                    33738                  28748                    28417
          3/06              22294                    34157                  28363                    28068
          4/06              22697                    34616                  28977                    28563
          5/06              22942                    33621                  28943                    28581
          6/06              23493                    33665                  29480                    29154
          7/06              24569                    33873                  30700                    30389
          8/06              25242                    34678                  31504                    31091
          9/06              24863                    35571                  31527                    31047
         10/06              26014                    36729                  33245                    32586
         11/06              26993                    37426                  34532                    33788
         12/06              27371                    37952                  35109                    34373
          1/07              27589                    38525                  35545                    34657
          2/07              28453                    37774                  36397                    35406

===================================================================================================================================

===================================================================================================================================

                                                          [MOUNTAIN CHART]

          3/07              29742                    38195                  37938                     36847
          4/07              31068                    39887                  39469                     38320
          5/07              32087                    41277                  41145                     39726
          6/07              30862                    40592                  39930                     38208
          7/07              29584                    39335                  38459                     36832
          8/07              29957                    39923                  38977                     37132
          9/07              31425                    41415                  40920                     38824
         10/07              33332                    42074                  43484                     40953
         11/07              32612                    40314                  42846                     40141
         12/07              33020                    40035                  43103                     40287

===================================================================================================================================

AIM V.I. Utilities Fund

SCHEDULE OF INVESTMENTS(a)

December 31, 2007


                                                SHARES        VALUE
-----------------------------------------------------------------------
COMMON STOCKS-97.34%

ELECTRIC UTILITIES-37.20%

Duke Energy Corp.                                285,000   $  5,748,450
-----------------------------------------------------------------------
E.ON A.G. (Germany)(b)                            24,000      5,086,409
-----------------------------------------------------------------------
Edison International                             109,000      5,817,330
-----------------------------------------------------------------------
Enel S.p.A. (Italy)(b)                           189,000      2,226,659
-----------------------------------------------------------------------
Entergy Corp.                                     60,000      7,171,200
-----------------------------------------------------------------------
Exelon Corp.                                      94,000      7,674,160
-----------------------------------------------------------------------
FirstEnergy Corp.                                 68,000      4,919,120
-----------------------------------------------------------------------
FPL Group, Inc.                                   96,000      6,506,880
-----------------------------------------------------------------------
Pepco Holdings, Inc.                             135,000      3,959,550
-----------------------------------------------------------------------
Portland General Electric Co.                     89,000      2,472,420
-----------------------------------------------------------------------
PPL Corp.                                        106,000      5,521,540
-----------------------------------------------------------------------
Southern Co.                                      53,000      2,053,750
=======================================================================
                                                             59,157,468
=======================================================================

GAS UTILITIES-8.85%

AGL Resources Inc.                               100,000      3,764,000
-----------------------------------------------------------------------
Equitable Resources, Inc.                         85,000      4,528,800
-----------------------------------------------------------------------
Questar Corp.                                    107,000      5,788,700
=======================================================================
                                                             14,081,500
=======================================================================

INDEPENDENT POWER PRODUCERS & ENERGY
  TRADERS-6.14%

Constellation Energy Group                        36,000      3,691,080
-----------------------------------------------------------------------
NRG Energy, Inc.(c)                              140,000      6,067,600
=======================================================================
                                                              9,758,680
=======================================================================

INTEGRATED TELECOMMUNICATION SERVICES-12.23%

Alaska Communications Systems Group Inc.         316,622      4,749,330
-----------------------------------------------------------------------
AT&T Inc.                                        215,000      8,935,400
-----------------------------------------------------------------------
Verizon Communications Inc.                      132,000      5,767,080
=======================================================================
                                                             19,451,810
=======================================================================

                                                SHARES        VALUE
-----------------------------------------------------------------------


MULTI-UTILITIES-22.02%

Ameren Corp.                                      67,000   $  3,632,070
-----------------------------------------------------------------------
CMS Energy Corp.                                 215,000      3,736,700
-----------------------------------------------------------------------
Dominion Resources, Inc.                          98,000      4,650,100
-----------------------------------------------------------------------
National Grid PLC (United Kingdom)(b)            215,000      3,548,032
-----------------------------------------------------------------------
OGE Energy Corp.                                  29,000      1,052,410
-----------------------------------------------------------------------
PG&E Corp.                                        96,000      4,136,640
-----------------------------------------------------------------------
SCANA Corp.                                       27,000      1,138,050
-----------------------------------------------------------------------
Sempra Energy                                     93,000      5,754,840
-----------------------------------------------------------------------
Veolia Environnement (France)(b)                  42,000      3,807,346
-----------------------------------------------------------------------
Xcel Energy, Inc.                                158,000      3,566,060
=======================================================================
                                                             35,022,248
=======================================================================

OIL & GAS STORAGE & TRANSPORTATION-9.99%

El Paso Corp.                                    320,000      5,516,800
-----------------------------------------------------------------------
Spectra Energy Corp.                             151,000      3,898,820
-----------------------------------------------------------------------
Williams Cos., Inc. (The)                        181,000      6,476,180
=======================================================================
                                                             15,891,800
=======================================================================

WIRELESS TELECOMMUNICATION SERVICES-0.91%

Sprint Nextel Corp.                              110,000      1,444,300
=======================================================================
    Total Common Stocks (Cost $102,003,023)                 154,807,806
=======================================================================

MONEY MARKET FUNDS-2.64%

Liquid Assets Portfolio-Institutional
  Class(d)                                     2,099,913      2,099,913
-----------------------------------------------------------------------
Premier Portfolio-Institutional Class(d)       2,099,913      2,099,913
=======================================================================
    Total Money Market Funds (Cost
      $4,199,826)                                             4,199,826
=======================================================================
TOTAL INVESTMENTS-99.98% (Cost $106,202,849)                159,007,632
=======================================================================
OTHER ASSETS LESS LIABILITIES-0.02%                              32,983
=======================================================================
NET ASSETS-100.00%                                         $159,040,615
_______________________________________________________________________
=======================================================================

Notes to Schedule of Investments:

(a) Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. and Standard & Poor's.
(b) In accordance with the procedures established by the Board of Trustees, the foreign security is fair valued using adjusted closing market prices. The aggregate value of these securities at December 31, 2007 was $14,668,446, which represented 9.22% of the Fund's Net Assets. See Note 1A.
(c) Non-income producing security.
(d) The money market fund and the Fund are affiliated by having the same investment advisor. See Note 3.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM V.I. Utilities Fund

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2007

ASSETS:

Investments, at value (Cost $102,003,023)        $154,807,806
-------------------------------------------------------------
Investments in affiliated money market funds
  (Cost $4,199,826)                                 4,199,826
=============================================================
Total investments (Cost $106,202,849)             159,007,632
=============================================================
Foreign currencies, at value (Cost $11,639)            11,722
-------------------------------------------------------------
Receivables for:
  Fund shares sold                                     45,593
-------------------------------------------------------------
  Dividends                                           455,366
-------------------------------------------------------------
  Fund expenses absorbed                                5,322
-------------------------------------------------------------
Investment for trustee deferred compensation
  and retirement plans                                 47,785
=============================================================
Total assets                                      159,573,420
_____________________________________________________________
=============================================================


LIABILITIES:

Payables for:
  Fund shares reacquired                              345,648
-------------------------------------------------------------
  Trustee deferred compensation and retirement
     plans                                             56,592
-------------------------------------------------------------
Accrued administrative services fees                   89,090
-------------------------------------------------------------
Accrued distribution fees -- Series II                  2,251
-------------------------------------------------------------
Accrued trustees' and officer's fees and
  benefits                                                438
-------------------------------------------------------------
Accrued transfer agent fees                             1,574
-------------------------------------------------------------
Accrued operating expenses                             37,212
=============================================================
Total liabilities                                     532,805
=============================================================
Net assets applicable to shares outstanding      $159,040,615
_____________________________________________________________
=============================================================


NET ASSETS CONSIST OF:

Shares of beneficial interest                    $ 93,998,840
-------------------------------------------------------------
Undistributed net investment income                 3,000,396
-------------------------------------------------------------
Undistributed net realized gain                     9,230,425
-------------------------------------------------------------
Unrealized appreciation                            52,810,954
=============================================================
                                                 $159,040,615
_____________________________________________________________
=============================================================


NET ASSETS:

Series I                                         $155,747,991
_____________________________________________________________
=============================================================
Series II                                        $  3,292,624
_____________________________________________________________
=============================================================


SHARES OUTSTANDING, $0.001 PAR VALUE PER SHARE,
  UNLIMITED NUMBER OF SHARES AUTHORIZED:

Series I                                            6,497,179
_____________________________________________________________
=============================================================
Series II                                             138,369
_____________________________________________________________
=============================================================
Series I:
  Net asset value per share                      $      23.97
_____________________________________________________________
=============================================================
Series II:
  Net asset value per share                      $      23.80
_____________________________________________________________
=============================================================


STATEMENT OF OPERATIONS
For the year ended December 31, 2007

INVESTMENT INCOME:

Dividends (net of foreign withholding taxes of
  $48,496)                                       $ 4,257,481
------------------------------------------------------------
Dividends from affiliated money market funds
  (includes securities lending income of
  $28,208)                                           245,174
============================================================
    Total investment income                        4,502,655
============================================================

EXPENSES:

Advisory fees                                        931,382
------------------------------------------------------------
Administrative services fees                         404,040
------------------------------------------------------------
Custodian fees                                        13,280
------------------------------------------------------------
Distribution fees -- Series II                         7,721
------------------------------------------------------------
Transfer agent fees                                   18,146
------------------------------------------------------------
Trustees' and officer's fees and benefits             20,858
------------------------------------------------------------
Other                                                 61,683
============================================================
    Total expenses                                 1,457,110
============================================================
Less: Fees waived and expense offset
  arrangement(s)                                      (8,342)
============================================================
    Net expenses                                   1,448,768
============================================================
Net investment income                              3,053,887
============================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM:

Net realized gain (loss) from:
  Investment securities                           12,122,415
------------------------------------------------------------
  Foreign currencies                                  (1,791)
============================================================
                                                  12,120,624
============================================================
Change in net unrealized appreciation of:
  Investment securities                           12,993,470
------------------------------------------------------------
  Foreign currencies                                   3,469
============================================================
                                                  12,996,939
============================================================
Net realized and unrealized gain                  25,117,563
============================================================
Net increase in net assets resulting from
  operations                                     $28,171,450
____________________________________________________________
============================================================

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM V.I. Utilities Fund

STATEMENT OF CHANGES IN NET ASSETS

For the years ended December 31, 2007 and 2006

                                                                  2007            2006
------------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income                                       $  3,053,887    $  2,903,361
------------------------------------------------------------------------------------------
  Net realized gain                                             12,120,624       8,810,025
------------------------------------------------------------------------------------------
  Change in net unrealized appreciation                         12,996,939      16,338,522
==========================================================================================
    Net increase in net assets resulting from operations        28,171,450      28,051,908
==========================================================================================
Distributions to shareholders from net investment income:
  Series I                                                      (2,819,765)     (4,313,053)
------------------------------------------------------------------------------------------
  Series II                                                        (60,178)        (75,912)
==========================================================================================
    Total distributions from net investment income              (2,879,943)     (4,388,965)
==========================================================================================
Distributions to shareholders from net realized gains:
  Series I                                                      (7,308,544)     (2,662,863)
------------------------------------------------------------------------------------------
  Series II                                                       (167,024)        (47,944)
==========================================================================================
    Total distributions from net realized gains                 (7,475,568)     (2,710,807)
==========================================================================================
    Decrease in net assets resulting from distributions        (10,355,511)     (7,099,772)
==========================================================================================
Share transactions-net:
  Series I                                                        (820,698)      4,313,312
------------------------------------------------------------------------------------------
  Series II                                                        504,038       1,371,296
==========================================================================================
    Net increase (decrease) in net assets resulting from
     share transactions                                           (316,660)      5,684,608
==========================================================================================
    Net increase in net assets                                  17,499,279      26,636,744
==========================================================================================

NET ASSETS:

  Beginning of year                                            141,541,336     114,904,592
==========================================================================================
  End of year (including undistributed net investment income
    of $3,000,396 and $2,828,242, respectively)               $159,040,615    $141,541,336
__________________________________________________________________________________________
==========================================================================================

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM V.I. Utilities Fund

NOTES TO FINANCIAL STATEMENTS

December 31, 2007

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM V.I. Utilities Fund (the "Fund") is a series portfolio of AIM Variable Insurance Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of twenty separate portfolios, (each constituting a "Fund"). The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies ("variable products"). Matters affecting each Fund or class will be voted on exclusively by the shareholders of such Fund or class. Current Securities and Exchange Commission ("SEC") guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each Fund or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.

    The Fund's investment objectives are capital growth and current income.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy.

       A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

       Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations, including commercial paper, having 60 days or less to maturity are recorded at amortized cost which approximates value. Debt securities are subject to interest rate and credit risks. In addition, all debt securities involve some risk of default with respect to interest and/or principal payments.

       Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and may make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economical upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

       Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices.

       Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value.

       Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer's assets, general economic conditions, interest rates, investor perceptions and market liquidity.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

       The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds as received are included in the Statement of Operations as realized gain/loss for investments no longer held and as unrealized gain/loss for investments still held.

AIM V.I. Utilities Fund


       Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain
     (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.

       The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. COUNTRY DETERMINATION -- For the purposes of making investment selection decisions and presentation in the Schedule of Investments, AIM may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer's securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America unless otherwise noted.

D. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid to separate accounts of participating insurance companies annually and recorded on ex-dividend date.

E. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund's taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

       The Fund files tax returns in the U.S. federal jurisdiction and certain other jurisdictions. Generally the Fund is subject to examinations by such taxing authorities for tax periods after 2003.

F. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.

G. ACCOUNTING ESTIMATES -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates.

H. INDEMNIFICATIONS -- Under the Trust's organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust's investment manager) is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I. RISKS INVOLVED IN INVESTING IN THE FUND -- The Fund's investments are concentrated in a comparatively narrow segment of the economy. Consequently, the Fund may tend to be more volatile than other mutual funds, and the value of the Fund's investments may tend to rise and fall more rapidly.

J. FOREIGN CURRENCY TRANSLATIONS -- Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (i) sales of foreign currencies, (ii) currency gains or losses realized between the trade and settlement dates on securities transactions, and (iii) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

       The Fund may invest in foreign securities which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Taxes are accrued based on the Fund's current interpretation of tax regulations and rates that exist in the foreign markets in which the Fund invests.

K. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. Fluctuations in the value of these contracts are recorded as unrealized appreciation (depreciation) until the contracts are closed. When these contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations. The Fund could be exposed to risk, which may be in excess of the

AIM V.I. Utilities Fund

     amount reflected in the Statement of Assets and Liabilities, if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM based on the annual rate of 0.60% of the Fund's average daily net assets.

    AIM has contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual operating expenses (excluding certain items discussed below) of Series I shares to 0.93% and Series II shares to 1.18% of average daily net assets, through at least April 30, 2009. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the net annual operating expenses to exceed the numbers reflected above: (i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary items; (v) expenses related to a merger or reorganization, as approved by the Fund's Board of Trustees; and (vi) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, in addition to the expense reimbursement arrangement with Invesco Ltd. ("Invesco") described more fully below, the only expense offset arrangements from which the Fund may benefit are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. These credits are used to pay certain expenses incurred by the Fund.

    Further, effective July 1, 2007, AIM has contractually agreed, through at least April 30, 2009, to waive 100% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds (excluding investments made in affiliated money market funds with cash collateral from securities loaned by the Fund). Prior to July 1, 2007, AIM had voluntarily agreed to waive 25% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds.

    For the year ended December 31, 2007, AIM waived advisory fees of $8,164.

    At the request of the Trustees of the Trust, Invesco agreed to reimburse expenses incurred by the Fund in connection with market timing matters in the AIM Funds, which may include legal, audit, shareholder reporting, communications and trustee expenses. For the year ended December 31, 2007, Invesco did not reimburse any expenses.

    The Trust has entered into a master administrative services agreement with AIM pursuant to which the Fund has agreed to pay AIM a fee for costs incurred in providing accounting services and fund administrative services to the Fund and to reimburse AIM for administrative services fees paid to insurance companies that have agreed to provide services to the participants of separate accounts. These administrative services provided by the insurance companies may include, among other things: the printing of prospectuses, financial reports and proxy statements and the delivery of the same to existing participants; the maintenance of master accounts; the facilitation of purchases and redemptions requested by the participants; and the servicing of participants' accounts. Pursuant to such agreement, for the year ended December 31, 2007, AIM was paid $50,000 for accounting and fund administrative services and reimbursed $354,040 for services provided by insurance companies.

    The Trust has entered into a transfer agency and service agreement with AIM Investment Services, Inc. ("AIS") pursuant to which the Fund has agreed to pay AIS a fee for providing transfer agency and shareholder services to the Fund and reimburse AIS for certain expenses incurred by AIS in the course of providing such services. For the year ended December 31, 2007, expenses incurred under the agreement are shown in the Statement of Operations as transfer agent fees.

    The Trust has entered into a master distribution agreement with A I M Distributors, Inc. ("ADI") to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Series II shares (the "Plan"). The Fund, pursuant to the Plan, pays ADI compensation at the annual rate of 0.25% of the Fund's average daily net assets of Series II shares. Of the Plan payments, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. For the year ended December 31, 2007, expenses incurred under the Plan are detailed in the Statement of Operations as distribution fees.

    Certain officers and trustees of the Trust are officers and directors of AIM, AIS and/or ADI.

NOTE 3--INVESTMENTS IN AFFILIATES

The Fund is permitted, pursuant to procedures approved by the Board of Trustees, to invest daily available cash balances and cash collateral from securities lending transactions in affiliated money market funds. The Fund and the money market funds below have the same investment advisor and therefore, are considered to be affiliated. The tables below show the transactions in and earnings from investments in affiliated money market funds for the year ended December 31, 2007. During the period each investment maintained a $1.00 net asset value, as such there is no realized gain/(loss) and no change in unrealized appreciation/(depreciation).


INVESTMENTS OF DAILY AVAILABLE CASH BALANCES:

                     VALUE          PURCHASES          PROCEEDS            VALUE        DIVIDEND
FUND               12/31/06          AT COST          FROM SALES         12/31/07        INCOME
-------------------------------------------------------------------------------------------------
Liquid Assets
Portfolio-Institutional
  Class           $3,563,271       $31,808,212       $(33,271,570)      $2,099,913      $108,597
-------------------------------------------------------------------------------------------------
Premier
Portfolio-Institutional
  Class            3,563,271        31,808,212        (33,271,570)       2,099,913       108,369
=================================================================================================
  Subtotal        $7,126,542       $63,616,424       $(66,543,140)      $4,199,826      $216,966
_________________________________________________________________________________________________
=================================================================================================

AIM V.I. Utilities Fund


INVESTMENTS OF CASH COLLATERAL FROM SECURITIES LENDING TRANSACTIONS:

                     VALUE          PURCHASES          PROCEEDS            VALUE        DIVIDEND
FUND               12/31/06          AT COST          FROM SALES         12/31/07        INCOME*
-------------------------------------------------------------------------------------------------
Liquid Assets
Portfolio-Institutional
  Class           $       --       $ 5,367,752       $ (5,367,752)      $       --      $ 28,208
=================================================================================================
  Total
    Investments
    in
    Affiliates    $7,126,542       $68,984,176       $(71,910,892)      $4,199,826      $245,174
_________________________________________________________________________________________________
=================================================================================================

* Net of compensation to counterparties.

NOTE 4--EXPENSE OFFSET ARRANGEMENT

The expense offset arrangement is comprised of custodian credits which result from periodic overnight cash balances at the custodian. For the year ended December 31, 2007, the Fund received credits from this arrangement, which resulted in the reduction of the Fund's total expenses of $178.

NOTE 5--TRUSTEES' AND OFFICER'S FEES AND BENEFITS

"Trustees' and Officer's Fees and Benefits" include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and "Trustees' and Officer's Fees and Benefits" also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. "Trustees' and Officer's Fees and Benefits" include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

    During the year ended December 31, 2007, the Fund paid legal fees of $3,975 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 6--BORROWINGS

Pursuant to an exemptive order from the SEC, the Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. A loan will be secured by collateral if the Fund's aggregate borrowings from all sources exceeds 10% of the Fund's total assets. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan.

    The Fund is a party to an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000, or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM, which are parties to the credit facility, can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan.

    During the year ended December 31, 2007, the Fund did not borrow or lend under the interfund lending facility or borrow under the uncommitted unsecured revolving credit facility.

    Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and AIM, not to exceed the contractually agreed upon rate.

NOTE 7--PORTFOLIO SECURITIES LOANED

The Fund may lend portfolio securities having a market value up to one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. The Fund could also experience delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested.

    At December 31, 2007, there were no securities out on loan. For the year ended December 31, 2007, the Fund received dividends on cash collateral investments of $28,208 for securities lending transactions during the period, which are net of compensation to counterparties.

AIM V.I. Utilities Fund

NOTE 8--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS

DISTRIBUTIONS TO SHAREHOLDERS:

The tax character of distributions paid during the years ended December 31, 2007 and 2006 was as follows:

                                                                 2007           2006
---------------------------------------------------------------------------------------
Distributions paid from:
Ordinary income                                               $ 3,761,176    $4,388,965
---------------------------------------------------------------------------------------
Long-term capital gain                                          6,594,335     2,710,807
=======================================================================================
  Total distributions                                         $10,355,511    $7,099,772
_______________________________________________________________________________________
=======================================================================================


TAX COMPONENTS OF NET ASSETS:

As of December 31, 2007, the components of net assets on a tax basis were as follows:

                                                                    2007
----------------------------------------------------------------------------
Undistributed ordinary income                                   $  3,096,064
----------------------------------------------------------------------------
Undistributed long-term gain                                      11,180,432
----------------------------------------------------------------------------
Net unrealized appreciation -- investments                        52,652,128
----------------------------------------------------------------------------
Temporary book/tax differences                                       (47,435)
----------------------------------------------------------------------------
Capital loss carryforward                                         (1,839,286)
----------------------------------------------------------------------------
Post-October currency loss deferral                                     (128)
----------------------------------------------------------------------------
Shares of beneficial interest                                     93,998,840
============================================================================
  Total net assets                                              $159,040,615
____________________________________________________________________________
============================================================================


The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's net unrealized appreciation difference is attributable primarily to losses on wash sales. The tax-basis net unrealized appreciation on investments amount includes appreciation on foreign currencies of $6,171.

    The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

    Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions. Under these limitation rules, the Fund is limited as of December 31, 2007 to utilizing $919,643 of capital loss carryforward in the fiscal year ended December 31, 2008.

    The Fund utilized $919,643 of capital loss carryforward in the current period to offset net realized capital gain for federal income tax purposes. The Fund has a capital loss carryforward as of December 31, 2007 which expires as follows:

                                                                CAPITAL LOSS
EXPIRATION                                                      CARRYFORWARD*
-----------------------------------------------------------------------------
December 31, 2009                                                $1,839,286
_____________________________________________________________________________
=============================================================================

* Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

NOTE 9--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended December 31, 2007 was $43,961,629 and $48,636,473, respectively.

UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENT SECURITIES ON A TAX BASIS
-------------------------------------------------------------------------------
Aggregate unrealized appreciation of investment securities         $53,252,966
-------------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities          (607,009)
===============================================================================
Net unrealized appreciation of investment securities               $52,645,957
_______________________________________________________________________________
===============================================================================
Cost of investments for tax purposes is $106,361,675.

AIM V.I. Utilities Fund

NOTE 10--RECLASSIFICATION OF PERMANENT DIFFERENCES

Primarily as a result of differing book/tax treatment of foreign currency transactions on December 31, 2007, undistributed net investment income was decreased by $1,790 and undistributed net realized gain was increased by $1,790. This reclassification had no effect on the net assets of the Fund.

NOTE 11--SHARE INFORMATION

                                            CHANGES IN SHARES OUTSTANDING
----------------------------------------------------------------------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------
                                                                       2007(A)                         2006
                                                              --------------------------    --------------------------
                                                                SHARES         AMOUNT         SHARES         AMOUNT
----------------------------------------------------------------------------------------------------------------------
Sold:
  Series I                                                     2,496,664    $ 59,127,619     2,859,050    $ 55,911,823
----------------------------------------------------------------------------------------------------------------------
  Series II                                                       47,500       1,114,914        71,923       1,371,458
======================================================================================================================
Issued as reinvestment of dividends:
  Series I                                                       416,289      10,128,309       329,053       6,975,916
----------------------------------------------------------------------------------------------------------------------
  Series II                                                        9,404         227,202         5,876         123,856
======================================================================================================================
Reacquired:
  Series I                                                    (2,965,731)    (70,076,626)   (3,038,761)    (58,574,427)
----------------------------------------------------------------------------------------------------------------------
  Series II                                                      (35,116)       (838,078)       (6,299)       (124,018)
======================================================================================================================
                                                                 (30,990)   $   (316,660)      220,842    $  5,684,608
______________________________________________________________________________________________________________________
======================================================================================================================

(a) There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate they own 57% of the outstanding shares of the Fund. The Fund and the Fund's principal underwriter or advisor, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, AIM and/or AIM affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, AIM and or AIM affiliates including but not limited to services such as, securities brokerage, third party record keeping and account servicing and administrative services. The Trust has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

NOTE 12--SIGNIFICANT EVENT

    At a meeting held on December 13, 2007, the Board of Trustees of Trust approved certain proposals to be presented for shareholder approval at a special meeting of the shareholders of the Trust intended to be held on February 29, 2008 (the "Special Meeting"). At the Special Meeting, shareholders of record as of the close of business on November 30, 2007, are entitled to vote their respective shares on several proposals that including, among others the following proposal.

    New proposed sub-advisory agreement between A I M Advisors, Inc. ("AIM") and each of AIM Funds Management Inc., Invesco Asset Management Deutschland, GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Global Asset Management (N.A.), Inc., Invesco Hong Kong Limited, Invesco Institutional (N.A.), Inc. and Invesco Senior Secured Management, Inc. (collectively, the "Affiliated Sub-Advisers"). This proposal is intended to benefit the Fund and its shareholders by permitting AIM to utilize the additional resources and talent of these affiliated sub-advisers in managing the Fund. Because AIM would pay all of the sub-advisory fees of the sub-advisers, the new sub-advisory agreement would not affect the fees the Fund pays to AIM pursuant to the advisory agreement. If approved by shareholders, the New Sub-advisory Arrangements are expected to become effective on or about May 1, 2008.

AIM V.I. Utilities Fund


NOTE 13--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                       SERIES I
                                                              ----------------------------------------------------------
                                                                               YEAR ENDED DECEMBER 31,
                                                              ----------------------------------------------------------
                                                                2007           2006        2005        2004       2003
------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $  21.23       $  17.83    $  15.61    $  12.95    $ 11.16
------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income(a)                                        0.47           0.47        0.42        0.42       0.33
------------------------------------------------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)          3.94           4.06        2.21        2.57       1.60
========================================================================================================================
    Total from investment operations                              4.41           4.53        2.63        2.99       1.93
========================================================================================================================
Less distributions:
  Dividends from net investment income                           (0.47)         (0.70)      (0.41)      (0.33)     (0.14)
------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                          (1.20)         (0.43)         --          --         --
========================================================================================================================
    Total distributions                                          (1.67)         (1.13)      (0.41)      (0.33)     (0.14)
========================================================================================================================
Net asset value, end of period                                $  23.97       $  21.23    $  17.83    $  15.61    $ 12.95
________________________________________________________________________________________________________________________
========================================================================================================================
Total return(b)                                                  20.64%         25.46%      16.83%      23.65%     17.38%
________________________________________________________________________________________________________________________
========================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $155,748       $139,080    $114,104    $159,554    $62,510
________________________________________________________________________________________________________________________
========================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                  0.93%(c)       0.93%       0.93%       1.01%      1.08%
------------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements               0.94%(c)       0.96%       0.96%       1.01%      1.08%
========================================================================================================================
Ratio of net investment income to average net assets              1.97%(c)       2.40%       2.49%       3.09%      2.84%
________________________________________________________________________________________________________________________
========================================================================================================================
Portfolio turnover rate                                             30%            38%         49%         52%        58%
________________________________________________________________________________________________________________________
========================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.
(c)  Ratios are based on average daily net assets of $152,141,734.

                                                                                     SERIES II
                                                              -------------------------------------------------------
                                                                                                   APRIL 30, 2004
                                                                 YEAR ENDED DECEMBER 31,        (COMMENCEMENT DATE)
                                                              -----------------------------       TO DECEMBER 31,
                                                               2007         2006      2005              2004
---------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $21.12       $17.76    $15.57           $ 12.63
---------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income(a)                                      0.41         0.42      0.38              0.26
---------------------------------------------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)        3.91         4.06      2.20              2.68
=====================================================================================================================
    Total from investment operations                            4.32         4.48      2.58              2.94
=====================================================================================================================
Less distributions:
  Dividends from net investment income                         (0.44)       (0.69)    (0.39)               --
---------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                        (1.20)       (0.43)       --                --
=====================================================================================================================
    Total distributions                                        (1.64)       (1.12)    (0.39)               --
=====================================================================================================================
Net asset value, end of period                                $23.80       $21.12    $17.76           $ 15.57
_____________________________________________________________________________________________________________________
=====================================================================================================================
Total return(b)                                                20.32%       25.25%    16.55%            23.28%
_____________________________________________________________________________________________________________________
=====================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $3,293       $2,462    $  801           $   602
_____________________________________________________________________________________________________________________
=====================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                1.18%(c)     1.18%     1.18%             1.28%(d)
---------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements             1.19%(c)     1.21%     1.21%             1.28%(d)
=====================================================================================================================
Ratio of net investment income to average net assets            1.72%(c)     2.15%     2.24%             2.82%(d)
_____________________________________________________________________________________________________________________
=====================================================================================================================
Portfolio turnover rate(e)                                        30%          38%       49%               52%
_____________________________________________________________________________________________________________________
=====================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.
(c)  Ratios are based on average daily net assets of $3,088,553.
(d)  Annualized.
(e) Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year.

AIM V.I. Utilities Fund


NOTE 14--LEGAL PROCEEDINGS

Terms used in the Legal Proceedings Note are defined terms solely for the purpose of this note.


PENDING LITIGATION AND REGULATORY INQUIRIES


On August 30, 2005, the West Virginia Office of the State Auditor -- Securities Commission ("WVASC") issued a Summary Order to Cease and Desist and Notice of Right to Hearing to A I M Advisors, Inc. ("AIM") and A I M Distributors, Inc. ("ADI") (Order No. 05-1318). The WVASC makes findings of fact that AIM and ADI entered into certain arrangements permitting market timing of the AIM Funds and failed to disclose these arrangements in the prospectuses for such Funds, and conclusions of law to the effect that AIM and ADI violated the West Virginia securities laws. The WVASC orders AIM and ADI to cease any further violations and seeks to impose monetary sanctions, including restitution to affected investors, disgorgement of fees, reimbursement of investigatory, administrative and legal costs and an "administrative assessment," to be determined by the Commissioner. Initial research indicates that these damages could be limited or capped by statute. By agreement with the Commissioner of Securities, AIM's time to respond to that Order has been indefinitely suspended.

    Civil lawsuits, including purported class action and shareholder derivative suits, have been filed against certain of the AIM Funds, INVESCO Funds Group, Inc. ("IFG") (the former investment advisor to certain AIM Funds), AIM, ADI and/or related entities and individuals, depending on the lawsuit, alleging:

    - that the defendants permitted improper market timing and related activity in the AIM Funds; and

    - that certain AIM Funds inadequately employed fair value pricing.

    These lawsuits allege as theories of recovery, depending on the lawsuit, violations of various provisions of the Federal and state securities laws and ERISA, negligence, breach of fiduciary duty and/or breach of contract. These lawsuits seek remedies that include, depending on the lawsuit, damages, restitution, injunctive relief, imposition of a constructive trust, removal of certain directors and/or employees, various corrective measures under ERISA, rescission of certain AIM Funds' advisory agreements and/or distribution plans and recovery of all fees paid.

    All lawsuits based on allegations of market timing, late trading and related issues have been transferred to the United States District Court for the District of Maryland (the "MDL Court"). Pursuant to an Order of the MDL Court, plaintiffs in these lawsuits consolidated their claims for pre-trial purposes into three amended complaints against various AIM- and IFG-related parties: (i) a Consolidated Amended Class Action Complaint purportedly brought on behalf of shareholders of the AIM Funds; (ii) a Consolidated Amended Fund Derivative Complaint purportedly brought on behalf of the AIM Funds and fund registrants; and (iii) an Amended Class Action Complaint for Violations of the Employee Retirement Income Securities Act ("ERISA") purportedly brought on behalf of participants in Invesco Ltd. ("Invesco") 401(k) plan. Based on orders issued by the MDL Court, all claims asserted against the AIM Funds that have been transferred to the MDL Court have been dismissed, although certain Funds remain nominal defendants in the Consolidated Amended Fund Derivative Complaint. On September 15, 2006, the MDL Court granted the Invesco defendants' motion to dismiss the Amended Class Action Complaint for Violations of ERISA and dismissed such Complaint. The plaintiff has commenced an appeal from that decision.

    IFG, AIM, ADI and/or related entities and individuals have received inquiries from numerous regulators in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, among others, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to
Section 529 college savings plans and procedures for locating lost security holders. IFG, AIM and ADI have advised the Fund that they are providing full cooperation with respect to these inquiries. Regulatory actions and/or additional civil lawsuits related to these or other issues may be filed against the AIM Funds, IFG, AIM and/or related entities and individuals in the future.

    At the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the outcome of the Pending Litigation and Regulatory Inquiries described above may have on AIM, ADI or the Fund.

AIM V.I. Utilities Fund

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of AIM Variable Insurance Funds and Shareholders of AIM V. I. Utilities Fund:



In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of AIM V.I. Utilities Fund (one of the funds constituting AIM Variable Insurance Funds, hereafter referred to as the "Fund") at December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2007 by correspondence with the custodian, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

February 12, 2008
Houston, Texas

AIM V.I. Utilities Fund

CALCULATING YOUR ONGOING FUND EXPENSES

EXAMPLE

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service fees (12b-1); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2007, through December 31, 2007.

    The actual and hypothetical expenses in the examples below do not represent the effect of any fees or other expenses assessed in connection with a variable product; if they did, the expenses shown would be higher while the ending account values shown would be lower.

ACTUAL EXPENSES

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return.

    The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

    Please note that the expenses shown in the table are meant to highlight your ongoing costs. Therefore, the hypothetical information is useful in comparing ongoing costs, and will not help you determine the relative total costs of owning different funds.

                                                                                           HYPOTHETICAL
                                                                                     (5% ANNUAL RETURN BEFORE
                                                          ACTUAL                            EXPENSES)
                             BEGINNING           ENDING           EXPENSES           ENDING           EXPENSES        ANNUALIZED
                           ACCOUNT VALUE      ACCOUNT VALUE      PAID DURING      ACCOUNT VALUE      PAID DURING       EXPENSE
        CLASS               (07/01/07)        (12/31/07)(1)       PERIOD(2)        (12/31/07)         PERIOD(2)         RATIO
      Series I               $1,000.00          $1,069.90           $4.85           $1,020.52           $4.74            0.93%
      Series II               1,000.00           1,069.10            6.15            1,019.26            6.01            1.18

(1) The actual ending account value is based on the actual total return of the Fund for the period July 1, 2007, through December 31, 2007, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund's expense ratio and a hypothetical annual return of 5% before expenses.
(2) Expenses are equal to the Fund's annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

AIM V.I. Utilities Fund

TAX INFORMATION

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

    The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state's requirement.

    The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended December 31, 2007:

       FEDERAL AND STATE INCOME TAX

         Long-Term Capital Gain Dividends                         $6,594,335
         Corporate Dividends Received Deduction*                       87.48%

       * The above percentage is based on ordinary income dividends paid to shareholders during the Fund's fiscal year.

AIM V.I. Utilities Fund

TRUSTEES AND OFFICERS

The address of each trustee and officer of AIM Variable Insurance Funds (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. Each trustee oversees 104 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

                                                                                       OTHER
                                  TRUSTEE                                              TRUSTEESHIP(S)/
NAME, YEAR OF BIRTH AND           AND/OR                                               DIRECTORSHIP(S)
POSITION(S) HELD WITH THE         OFFICER    PRINCIPAL OCCUPATION(S)                   HELD BY
TRUST                             SINCE      DURING PAST 5 YEARS                       TRUSTEE/ DIRECTOR
-------------------------------------------------------------------------------------------------------------------------
 Interested Persons
-------------------------------------------------------------------------------------------------------------------------

   Martin L. Flanagan(1) -- 1960  2007       Director, Chief Executive Officer and     None
   Trustee                                   President, Invesco Ltd. (ultimate parent
                                             of AIM and a global investment
                                             management firm) and, Invesco Holding
                                             Company (parent of AIM and a global
                                             investment management firm); Chairman,
                                             A I M Advisors, Inc. (registered
                                             investment advisor); Director, Chairman,
                                             Chief Executive Officer and President,
                                             IVZ Inc. (holding company); and INVESCO
                                             North American Holdings, Inc. (holding
                                             company); Chairman and President,
                                             INVESCO Group Services, Inc. (service
                                             provider); Trustee, The AIM Family of
                                             Funds(R); Vice Chairman, Investment
                                             Company Institute; and Member of
                                             Executive Board, SMU Cox School of
                                             Business

                                             Formerly: Chairman, Investment Company
                                             Institute; President, Co-Chief Executive
                                             Officer, Co-President, Chief Operating
                                             Officer and Chief Financial Officer,
                                             Franklin Resources, Inc. (global
                                             investment management organization)
-------------------------------------------------------------------------------------------------------------------------

   Philip A. Taylor(2) -- 1954    2006       Director, Chief Executive Officer and     None
   Trustee, President and                    President, AIM Mutual Fund Dealer Inc.
   Principal                                 (registered broker dealer), A I M
   Executive Officer                         Advisors, Inc., AIM Funds Management
                                             Inc. d/b/a INVESCO Enterprise Services
                                             (registered investment advisor and
                                             registered transfer agent), AIM Trimark
                                             Corporate Class Inc. (formerly AIM
                                             Trimark Global Fund Inc.) (corporate
                                             mutual fund company) and AIM Trimark
                                             Canada Fund Inc. (corporate mutual fund
                                             company), and 1371 Preferred Inc.
                                             (holding company); Director, Chairman,
                                             Chief Executive Officer and President,
                                             A I M Management Group Inc. (financial
                                             services holding company) and A I M
                                             Capital Management, Inc. (registered
                                             investment advisor); Director and
                                             President, INVESCO Funds Group, Inc.
                                             (registered investment advisor and
                                             register transfer agent) and AIM GP
                                             Canada Inc. (general partner for a
                                             limited partnership); Director, A I M
                                             Distributors, Inc. (registered broker
                                             dealer); Director and Chairman, AIM
                                             Investment Services, Inc. (registered
                                             transfer agent) and INVESCO
                                             Distributors, Inc. (registered broker
                                             dealer); Director, President and
                                             Chairman, IVZ Callco Inc. (holding
                                             company), INVESCO Inc. (holding company)
                                             and AIM Canada Holdings Inc. (holding
                                             company); Trustee, President and
                                             Principal Executive Officer of The AIM
                                             Family of Funds--Registered Trademark--
                                             (other than AIM Treasurer's Series
                                             Trust, Short-Term Investments Trust and
                                             Tax-Free Investments Trust); Trustee and
                                             Executive Vice President, The AIM Family
                                             of Funds--Registered Trademark-- (AIM
                                             Treasurer's Series Trust, Short-Term
                                             Investments Trust and Tax-Free
                                             Investments Trust only); and Manager,
                                             PowerShares Capital Management LLC

                                             Formerly: Director and Chairman, Fund
                                             Management Company (registered broker
                                             dealer); President and Principal
                                             Executive Officer, The AIM Family of
                                             Funds--Registered Trademark-- (AIM
                                             Treasurer's Series Trust, Short-Term
                                             Investments Trust and Tax-Free
                                             Investments Trust only); Chairman, AIM
                                             Canada Holdings, Inc.; President, AIM
                                             Trimark Global Fund Inc. and AIM Trimark
                                             Canada Fund Inc.; and Director, Trimark
                                             Trust (federally regulated Canadian
                                             Trust Company)
-------------------------------------------------------------------------------------------------------------------------
 Independent Trustees
-------------------------------------------------------------------------------------------------------------------------

   Bruce L. Crockett -- 1944      1993       Chairman, Crockett Technology Associates  ACE Limited (insurance company);
   Trustee and Chair                         (technology consulting company)           and Captaris, Inc. (unified
                                                                                       messaging provider)
-------------------------------------------------------------------------------------------------------------------------

   Bob R. Baker -- 1936           2004       Retired                                   None
   Trustee
-------------------------------------------------------------------------------------------------------------------------

   Frank S. Bayley -- 1939        2001       Retired                                   None
   Trustee
                                             Formerly: Partner, law firm of Baker &
                                             McKenzie and Director, Badgley Funds,
                                             Inc. (registered investment company) (2
                                             portfolios)
-------------------------------------------------------------------------------------------------------------------------

   James T. Bunch -- 1942         2004       Founder, Green, Manning & Bunch Ltd.,     None
   Trustee                                   (investment banking firm)
                                             Formerly: Director, Policy Studies, Inc.
                                             and Van Gilder Insurance Corporation
-------------------------------------------------------------------------------------------------------------------------

   Albert R. Dowden -- 1941       2000       Director of a number of public and        None
   Trustee                                   private business corporations, including
                                             the Boss Group Ltd. (private investment
                                             and management); Reich & Tang Funds
                                             (Chairman) (registered investment
                                             company) (7 portfolios), Daily Income
                                             Fund (4 portfolios), California Daily
                                             Tax Free Income Fund, Inc., Connecticut
                                             Daily Tax Free Income Fund, Inc. and New
                                             Jersey Daily Municipal Fund, Inc.,
                                             Annuity and Life Re (Holdings), Ltd.
                                             (insurance company), and Homeowners of
                                             America Holding Corporation (property
                                             casualty company)

                                             Formerly: Director, CompuDyne
                                             Corporation (provider of product and
                                             services to the public security market);
                                             Director, President and Chief Executive
                                             Officer, Volvo Group North America,
                                             Inc.; Senior Vice President, AB Volvo;
                                             Director of various affiliated Volvo
                                             companies; and Director, Magellan
                                             Insurance Company
-------------------------------------------------------------------------------------------------------------------------

   Jack M. Fields -- 1952         1997       Chief Executive Officer, Twenty First     Administaff
   Trustee                                   Century Group, Inc. (government affairs
                                             company); and Owner and Chief Executive
                                             Officer, Dos Angelos Ranch, L.P.
                                             (cattle, hunting, corporate
                                             entertainment)
                                             Formerly: Chief Executive Officer,
                                             Texana Timber LP (sustainable forestry
                                             company), and Discovery Global Education
                                             Fund (non-profit)

-------------------------------------------------------------------------------------------------------------------------

   Carl Frischling -- 1937        1993       Partner, law firm of Kramer Levin         Director, Reich & Tang Funds) (15
   Trustee                                   Naftalis and Frankel LLP                  portfolios)
-------------------------------------------------------------------------------------------------------------------------

   Prema Mathai-Davis -- 1950     1998       Formerly: Chief Executive Officer, YWCA   None
   Trustee                                   of the USA
-------------------------------------------------------------------------------------------------------------------------

   Lewis F. Pennock -- 1942       1993       Partner, law firm of Pennock & Cooper     None
   Trustee
-------------------------------------------------------------------------------------------------------------------------

   Larry Soll -- 1942             2004       Retired                                   None
   Trustee
-------------------------------------------------------------------------------------------------------------------------

   Raymond Stickel, Jr. -- 1944   2005       Retired                                   None
   Trustee                                   Formerly: Partner, Deloitte & Touche;
                                             and Director, Mainstay VP Series Funds,
                                             Inc. (25 portfolios)
-------------------------------------------------------------------------------------------------------------------------

(1) Mr. Flanagan was appointed as Trustee of the Trust on February 24, 2007. Mr. Flanagan is considered an interested person of the Trust because he is an officer of the advisor to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the advisor to the Trust.
(2) Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.

AIM V.I. Utilities Fund

                                                                                       OTHER
                                  TRUSTEE                                              TRUSTEESHIP(S)/
NAME, YEAR OF BIRTH AND           AND/OR                                               DIRECTORSHIP(S)
POSITION(S) HELD WITH THE         OFFICER    PRINCIPAL OCCUPATION(S)                   HELD BY TRUSTEE/
TRUST                             SINCE      DURING PAST 5 YEARS                       DIRECTOR
-------------------------------------------------------------------------------------------------------------------------
 Other Officers
-------------------------------------------------------------------------------------------------------------------------

   Russell C. Burk -- 1958        2005       Senior Vice President and Senior Officer  N/A
   Senior Vice President and                 of The AIM Family of Funds--Registered
   Senior Officer                            Trademark--
                                             Formerly: Director of Compliance and
                                             Assistant General Counsel, ICON
                                             Advisers, Inc.; Financial Consultant,
                                             Merrill Lynch; General Counsel and
                                             Director of Compliance, ALPS Mutual
                                             Funds, Inc.
-------------------------------------------------------------------------------------------------------------------------

   John M. Zerr -- 1962           2006       Director, Senior Vice President,          N/A
   Senior Vice President, Chief              Secretary and General Counsel, A I M
   Legal Officer and Secretary               Management Group Inc., A I M Advisors,
                                             Inc. and A I M Capital Management, Inc.;
                                             Director, Vice President and Secretary,
                                             AIM Investment Services, Inc. and
                                             INVESCO Distributors, Inc.; Director,
                                             Senior Vice President and Secretary,
                                             A I M Distributors, Inc.; Director and
                                             Vice President, INVESCO Funds Group
                                             Inc.; Senior Vice President, Chief Legal
                                             Officer and Secretary of The AIM Family
                                             of Funds--Registered Trademark--; and
                                             Manager, PowerShares Capital Management
                                             LLC

                                             Formerly: Director, Vice President and
                                             Secretary, Fund Management Company; Vice
                                             President, A I M Capital Management,
                                             Inc.; Chief Operating Officer, Senior
                                             Vice President, General Counsel and
                                             Secretary, Liberty Ridge Capital, Inc.
                                             (an investment adviser); Vice President
                                             and Secretary, PBHG Funds (an investment
                                             company); Vice President and Secretary,
                                             PBHG Insurance Series Fund (an
                                             investment company); General Counsel and
                                             Secretary, Pilgrim Baxter Value
                                             Investors (an investment adviser); Chief
                                             Operating Officer, General Counsel and
                                             Secretary, Old Mutual Investment
                                             Partners (a broker-dealer); General
                                             Counsel and Secretary, Old Mutual Fund
                                             Services (an administrator); General
                                             Counsel and Secretary, Old Mutual
                                             Shareholder Services (a shareholder
                                             servicing center); Executive Vice
                                             President, General Counsel and
                                             Secretary, Old Mutual Capital, Inc. (an
                                             investment adviser); and Vice President
                                             and Secretary, Old Mutual Advisors Funds
                                             (an investment company)
-------------------------------------------------------------------------------------------------------------------------

   Lisa O. Brinkley -- 1959       2004       Global Compliance Director, Invesco       N/A
   Vice President                            Ltd.; and Vice President of The AIM
                                             Family of Funds--Registered Trademark--

                                             Formerly: Senior Vice President, A I M
                                             Management Group Inc. (financial
                                             services holding company); Senior Vice
                                             President and Chief Compliance Officer,
                                             A I M Advisors, Inc. and The AIM Family
                                             of Funds--Registered Trademark--; Vice
                                             President and Chief Compliance Officer,
                                             A I M Capital Management, Inc. and A I M
                                             Distributors, Inc.; Vice President, AIM
                                             Investment Services, Inc. and Fund
                                             Management Company; Senior Vice
                                             President and Chief Compliance Officer
                                             of The AIM Family of Funds--Registered
                                             Trademark--; and Senior Vice President
                                             and Compliance Director, Delaware
                                             Investments Family of Funds
-------------------------------------------------------------------------------------------------------------------------

   Kevin M. Carome -- 1956        2003       General Counsel, Secretary and Senior
   Vice President                            Managing Director, Invesco Ltd.;
                                             Director and Secretary, Invesco Holding
                                             Company Limited, IVZ, Inc. and INVESCO
                                             Group Services, Inc.; Director, INVESCO
                                             Funds Group, Inc.; Secretary, INVESCO
                                             North American Holdings, Inc.; and Vice
                                             President of The AIM Family of
                                             Funds--Registered Trademark--

                                             Formerly: Senior Managing Director,       N/A
                                             Invesco Holding Company Limited;
                                             Director, Senior Vice President,
                                             Secretary and General Counsel, A I M
                                             Management Group Inc. and A I M
                                             Advisors, Inc.; Senior Vice President,
                                             A I M Distributors, Inc.; Director,
                                             General Counsel and Vice President, Fund
                                             Management Company; Vice President,
                                             A I M Capital Management, Inc. and AIM
                                             Investment Services, Inc.; Senior Vice
                                             President, Chief Legal Officer and
                                             Secretary of The AIM Family of
                                             Funds--Registered Trademark--; Director
                                             and Vice President, INVESCO
                                             Distributors, Inc.; Chief Executive
                                             Officer and President, INVESCO Funds
                                             Group, Inc.; and Senior Vice President
                                             and General Counsel, Liberty Financial
                                             Companies, Inc.
-------------------------------------------------------------------------------------------------------------------------

   Sidney M. Dilgren -- 1961      2004       Vice President, A I M Advisors, Inc. and  N/A
   Vice President, Principal                 A I M Capital Management, Inc.; and Vice
   Financial Officer and                     President, Treasurer and Principal
   Treasurer                                 Financial Officer of The AIM Family of
                                             Funds--Registered Trademark--

                                             Formerly: Fund Treasurer, A I M
                                             Advisors, Inc.; Senior Vice President,
                                             AIM Investment Services, Inc.; and Vice
                                             President, A I M Distributors, Inc.
-------------------------------------------------------------------------------------------------------------------------

   Karen Dunn Kelley -- 1960      2004       Head of Invesco's World Wide Fixed        N/A
   Vice President                            Income and Cash Management Group;
                                             Director of Cash Management and Senior
                                             Vice President, A I M Advisors, Inc. and
                                             A I M Capital Management, Inc; Executive
                                             Vice President, A I M Distributors,
                                             Inc.; Senior Vice President, A I M
                                             Management Group Inc.; Vice President,
                                             The AIM Family of Funds--Registered
                                             Trademark-- (other than AIM Treasurer's
                                             Series Trust, Short-Term Investments
                                             Trust and Tax-Free Investments Trust);
                                             and President and Principal Executive
                                             Officer, The AIM Family of
                                             Funds--Registered Trademark-- (AIM
                                             Treasurer's Series Trust, Short-Term
                                             Investments Trust and Tax-Free
                                             Investments Trust only)
                                             Formerly: Director and President, Fund
                                             Management Company; Chief Cash
                                             Management Officer and Managing
                                             Director, A I M Capital Management,
                                             Inc.; Vice President, A I M Advisors,
                                             Inc. and The AIM Family of
                                             Funds--Registered Trademark-- (AIM
                                             Treasurer's Series Trust, Short-Term
                                             Investments Trust and Tax-Free
                                             Investments Trust only)
-------------------------------------------------------------------------------------------------------------------------

   Lance A. Rejsek -- 1967        2005       Anti-Money Laundering Compliance          N/A
   Anti-Money Laundering                     Officer, A I M Advisors, Inc., A I M
   Compliance Officer                        Capital Management, Inc., A I M
                                             Distributors, Inc., AIM Investment
                                             Services, Inc., AIM Private Asset
                                             Management, Inc. and The AIM Family of
                                             Funds--Registered Trademark--
                                             Formerly: Anti-Money Laundering
                                             Compliance Officer, Fund Management
                                             Company; and Manager of the Fraud
                                             Prevention Department, AIM Investment
                                             Services, Inc.
-------------------------------------------------------------------------------------------------------------------------

   Todd L. Spillane -- 1958       2006       Senior Vice President, A I M Management   N/A
   Chief Compliance Officer                  Group Inc.; Senior Vice President and
                                             Chief Compliance Officer, A I M
                                             Advisors, Inc. and A I M Capital
                                             Management, Inc.; Chief Compliance
                                             Officer of The AIM Family of
                                             Funds--Registered Trademark--, Invesco
                                             Global Asset Management (N.A.), Inc.,
                                             (registered investment advisor), Invesco
                                             Institutional (N.A.), Inc., (registered
                                             investment advisor), INVESCO Private
                                             Capital Investments, Inc. (holding
                                             company), Invesco Private Capital, Inc.
                                             (registered investment advisor) and
                                             Invesco Senior Secured Management, Inc.
                                             (registered investment advisor); and
                                             Vice President, A I M Distributors, Inc.
                                             and AIM Investment Services, Inc.

                                             Formerly: Vice President, A I M Capital
                                             Management, Inc. and Fund Management
                                             Company; Global Head of Product
                                             Development, AIG-Global Investment
                                             Group, Inc.; and Chief Compliance
                                             Officer and Deputy General Counsel,
                                             AIG-SunAmerica Asset Management
-------------------------------------------------------------------------------------------------------------------------

The Statement of Additional Information of the Trust includes additional information about the Fund's Trustees and is available upon request, without charge, by calling 1.800.410.4246.

OFFICE OF THE FUND            INVESTMENT ADVISOR       DISTRIBUTOR              AUDITORS
11 Greenway Plaza             A I M Advisors, Inc.     A I M Distributors,      PricewaterhouseCoopers
Suite 100                     11 Greenway Plaza        Inc.                     LLP
Houston, TX 77046-1173        Suite 100                11 Greenway Plaza        1201 Louisiana Street
                              Houston, TX 77046-1173   Suite 100                Suite 2900
                                                       Houston, TX 77046-1173   Houston, TX 77002-5678

COUNSEL TO THE FUND           COUNSEL TO THE           TRANSFER AGENT           CUSTODIAN
Ballard Spahr                 INDEPENDENT TRUSTEES     AIM Investment           State Street Bank and
Andrews & Ingersoll, LLP      Kramer, Levin, Naftalis  Services, Inc.           Trust
1735 Market Street, 51st      & Frankel LLP            P.O. Box 4739            Company
Floor                         1177 Avenue of the       Houston, TX 77210-4739   225 Franklin Street
Philadelphia, PA 19103-7599   Americas                                          Boston, MA 02110-2801
                              New York, NY 10036-2714

ITEM 2. CODE OF ETHICS.

          As of the end of the period covered by this report, the Registrant had adopted a code of ethics (the "Code") that applies to the Registrant's principal executive officer ("PEO") and principal financial officer ("PFO"). There were no amendments to the Code during the period covered by the report. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code to the PEO or PFO during the period covered by this report.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

          The Board of Trustees has determined that the Registrant has at least one audit committee financial expert serving on its Audit Committee. The Audit Committee financial expert is Raymond Stickel, Jr. Mr. Stickel is "independent" within the meaning of that term as used in Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

FEES BILLED BY PWC TO THE REGISTRANT

     PWC billed the Registrant aggregate fees for services rendered to the Registrant for the last two fiscal years as follows:

                                                  Percentage of Fees                                  Percentage of Fees
                                                 Billed Applicable to                                Billed Applicable to
                                                  Non-Audit Services                                  Non-Audit Services
                       Fees Billed by PWC for     Provided for fiscal                                 Provided for fiscal
                        Services Rendered to    year end 2007 Pursuant     Fees Billed by PWC for   year end 2006 Pursuant
                         the Registrant for          to Waiver of        Services Rendered to the        to Waiver of
                               fiscal                Pre-Approval         Registrant for fiscal          Pre-Approval
                           year end 2007            Requirement(1)             year end 2006            Requirement(1)
                       ----------------------   ----------------------   ------------------------   ----------------------
Audit Fees                    $537,483                    N/A                    $545,011                     N/A
Audit-Related Fees(2)         $ 20,167                      0%                   $      0                       0%
Tax Fees(3)                   $ 84,855                      0%                   $108,107                       0%
All Other Fees                $      0                      0%                   $      0                       0%
                              --------                                           --------
Total Fees                    $642,505                      0%                   $653,118                       0%

PWC billed the Registrant aggregate non-audit fees of $105,022 for the fiscal year ended 2007, and $108,107 for the fiscal year ended 2006, for non-audit services rendered to the Registrant.

----------
(1) With respect to the provision of non-audit services, the pre-approval requirement is waived pursuant to a de minimis exception if (i) such services were not recognized as non-audit services by the Registrant at the time of engagement, (ii) the aggregate amount of all such services provided is no more than 5% of the aggregate audit and non-audit fees paid by the Registrant during a fiscal year; and (iii) such services are promptly brought to the attention of the Registrant's Audit Committee and approved by the Registrant's Audit Committee prior to the completion of the audit.

(2) Audit-Related Fees for the fiscal year ended December 31, 2007 includes fees billed for completing agreed-upon procedures related to reorganization transactions.

(3) Tax fees for the fiscal year end December 31, 2007 includes fees billed for reviewing tax returns and consultation services. Tax fees for fiscal year end December 31, 2006 includes fees billed for reviewing tax returns and consultation services.

FEES BILLED BY PWC RELATED TO AIM AND AIM AFFILIATES

     PWC billed A I M Advisors, Inc. ("AIM"), the Registrant's adviser, and any entity controlling, controlled by or under common control with AIM that provides ongoing services to the Registrant ("AIM Affiliates") aggregate fees for pre-approved non-audit services rendered to AIM and AIM Affiliates for the last two fiscal years as follows:

                        Fees Billed by PWC for                               Fees Billed by PWC for
                          Non-Audit Services                                    Non-Audit Services
                       Rendered to AIM and AIM   Percentage of Fees Billed   Rendered to AIM and AIM   Percentage of Fees Billed
                        Affiliates for fiscal     Applicable to Non-Audit     Affiliates for fiscal     Applicable to Non-Audit
                       year end 2007 That Were     Services Provided for     year end 2006 That Were     Services Provided for
                               Required             fiscal year end 2007            Required              fiscal year end 2006
                          to be Pre-Approved       Pursuant to Waiver of        to be Pre-Approved       Pursuant to Waiver of
                         by the Registrant's            Pre-Approval           by the Registrant's           Pre-Approval
                           Audit Committee             Requirement(1)            Audit Committee            Requirement(1)
                       -----------------------   -------------------------   -----------------------   -------------------------
Audit-Related Fees                $0                         0%                         $0                         0%
Tax Fees                          $0                         0%                         $0                         0%
All Other Fees                    $0                         0%                         $0                         0%
                                 ---                                                   ---
Total Fees(2)                     $0                         0%                         $0                         0%

----------
(1) With respect to the provision of non-audit services, the pre-approval requirement is waived pursuant to a de minimis exception if (i) such services were not recognized as non-audit services by the Registrant at the time of engagement, (ii) the aggregate amount of all such services provided is no more than 5% of the aggregate audit and non-audit fees paid by the Registrant, AIM and AIM Affiliates during a fiscal year; and (iii) such services are promptly brought to the attention of the Registrant's Audit Committee and approved by the Registrant's Audit Committee prior to the completion of the audit.

(2) Including the fees for services not required to be pre-approved by the registrant's audit committee, PWC billed AIM and AIM Affiliates aggregate non-audit fees of $0 for the fiscal year ended 2007, and PWC billed AIM and AIM Affiliates aggregate non-audit fees of $0 for the fiscal year ended 2006, for non-audit services rendered to AIM and AIM Affiliates.

     The Audit Committee also has considered whether the provision of non-audit services that were rendered to AIM and AIM Affiliates that were not required to be pre-approved pursuant to SEC regulations, if any, is compatible with maintaining the principal accountant's independence.

                  PRE-APPROVAL OF AUDIT AND NON-AUDIT SERVICES
                             POLICIES AND PROCEDURES
                      As adopted by the Audit Committees of
                           the AIM Funds (the "Funds")
                         Last Amended September 18, 2006

STATEMENT OF PRINCIPLES

Under the Sarbanes-Oxley Act of 2002 and rules adopted by the Securities and Exchange Commission ("SEC") ("Rules"), the Audit Committees of the Funds' (the "Audit Committee") Board of Trustees (the "Board") are responsible for the appointment, compensation and oversight of the work of independent accountants (an "Auditor"). As part of this responsibility and to assure that the Auditor's independence is not impaired, the Audit Committees pre-approve the audit and non-audit services provided to the Funds by each Auditor, as well as all non-audit services provided by the Auditor to the Funds' investment adviser and to affiliates of the adviser that provide ongoing services to the Funds ("Service Affiliates") if the services directly impact the Funds' operations or financial reporting. The SEC Rules also specify the types of services that an Auditor may not provide to its audit client. The following policies and procedures comply with the requirements for pre-approval and provide a mechanism by which management of the Funds may request and secure pre-approval of audit and non-audit services in an orderly manner with minimal disruption to normal business operations.

Proposed services either may be pre-approved without consideration of specific case-by-case services by the Audit Committees ("general pre-approval") or require the specific pre-approval of the Audit Committees ("specific pre-approval"). As set forth in these policies and procedures, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committees. Additionally, any fees exceeding 110% of estimated pre-approved fee levels provided at the time the service was pre-approved will also require specific approval by the Audit Committees before payment is made. The Audit Committees will also consider the impact of additional fees on the Auditor's independence when determining whether to approve any additional fees for previously pre-approved services.

The Audit Committees will annually review and generally pre-approve the services that may be provided by each Auditor without obtaining specific pre-approval from the Audit Committee. The term of any general pre-approval runs from the date of such pre-approval through September 30th of the following year, unless the Audit Committees consider a different period and state otherwise. The Audit Committees will add to or subtract from the list of general pre-approved services from time to time, based on subsequent determinations.

The purpose of these policies and procedures is to set forth the guidelines to assist the Audit Committees in fulfilling their responsibilities.

DELEGATION

The Audit Committees may from time to time delegate pre-approval authority to one or more of its members who are Independent Trustees. All decisions to pre-approve a service by a delegated member shall be reported to the Audit Committee at its next quarterly meeting.

AUDIT SERVICES

The annual audit services engagement terms will be subject to specific pre-approval of the Audit Committees. Audit services include the annual financial statement audit and other procedures such as tax provision work that is required to be performed by the independent auditor to be able to form an opinion on the Funds' financial statements. The Audit Committee will obtain, review and consider sufficient information concerning the proposed Auditor to make a reasonable evaluation of the Auditor's qualifications and independence.

In addition to the annual Audit services engagement, the Audit Committees may grant either general or specific pre-approval of other audit services, which are those services that only the independent auditor reasonably can provide. Other Audit services may include services such as issuing consents for the inclusion of audited financial statements with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings.

NON-AUDIT SERVICES

The Audit Committees may provide either general or specific pre-approval of any non-audit services to the Funds and its Service Affiliates if the Audit Committees believe that the provision of the service will not impair the independence of the Auditor, is consistent with the SEC's Rules on auditor independence, and otherwise conforms to the Audit Committee's general principles and policies as set forth herein.

AUDIT-RELATED SERVICES

"Audit-related services" are assurance and related services that are reasonably related to the performance of the audit or review of the Fund's financial statements or that are traditionally performed by the independent auditor. Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as "Audit services"; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; and agreed-upon procedures related to mergers, compliance with ratings agency requirements and interfund lending activities.

TAX SERVICES

"Tax services" include, but are not limited to, the review and signing of the Funds' federal tax returns, the review of required distributions by the Funds and consultations regarding tax matters such as the tax treatment of new investments or the impact of new regulations. The Audit Committee will scrutinize carefully the retention of the Auditor in connection with a transaction initially recommended by the Auditor, the major business purpose of which may be tax avoidance or the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee will consult with the Funds' Treasurer (or his or her designee) and may consult with outside counsel or advisors as necessary to ensure the consistency of Tax services rendered by the Auditor with the foregoing policy.

No Auditor shall represent any Fund or any Service Affiliate before a tax court, district court or federal court of claims.

Under rules adopted by the Public Company Accounting Oversight Board and approved by the SEC, in connection with seeking Audit Committee pre-approval of permissible Tax services, the Auditor shall:

     1. Describe in writing to the Audit Committees, which writing may be in the form of the proposed engagement letter:

               a. The scope of the service, the fee structure for the engagement, and any side letter or amendment to the engagement letter, or any other agreement between the Auditor and the Fund, relating to the service; and

               b. Any compensation arrangement or other agreement, such as a referral agreement, a referral fee or fee-sharing arrangement, between the Auditor and any person (other than the Fund) with respect to the promoting, marketing, or recommending of a transaction covered by the service;

     2. Discuss with the Audit Committees the potential effects of the services on the independence of the Auditor; and

     3.   Document the substance of its discussion with the Audit Committees.

ALL OTHER AUDITOR SERVICES

The Audit Committees may pre-approve non-audit services classified as "All other services" that are not categorically prohibited by the SEC, as listed in Exhibit 1 to this policy.

PRE-APPROVAL FEE LEVELS OR ESTABLISHED AMOUNTS

Pre-approval of estimated fees or established amounts for services to be provided by the Auditor under general or specific pre-approval policies will be set periodically by the Audit Committees. Any proposed fees exceeding 110% of the maximum estimated pre-approved fees or established amounts for pre-approved audit and non-audit services will be reported to the Audit Committees at the quarterly Audit Committees meeting and will require specific approval by the Audit Committees before payment is made. The Audit Committee will always factor in the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services and in determining whether to approve any additional fees exceeding 110% of the maximum pre-approved fees or established amounts for previously pre-approved services.

PROCEDURES

On an annual basis, A I M Advisors, Inc. ("AIM") will submit to the Audit Committees for general pre-approval, a list of non-audit services that the Funds or Service Affiliates of the Funds may request from the Auditor. The list will describe the non-audit services in reasonable detail and will include an estimated range of fees and such other information as the Audit Committee may request.

Each request for services to be provided by the Auditor under the general pre-approval of the Audit Committees will be submitted to the Funds' Treasurer (or his or her designee) and must include a detailed description of the services to be rendered. The Treasurer or his or her designee will ensure that such services are included within the list of services that have received the general pre-approval of the Audit Committees. The Audit Committees will be informed at the next quarterly scheduled Audit Committees meeting of any such services for which the Auditor rendered an invoice and whether such services and fees had been pre-approved and if so, by what means.

Each request to provide services that require specific approval by the Audit Committees shall be submitted to the Audit Committees jointly by the Fund's Treasurer or his or her designee and the Auditor, and must include a joint statement that, in their view, such request is consistent with the policies and procedures and the SEC Rules.

Each request to provide tax services under either the general or specific pre-approval of the Audit Committees will describe in writing: (i) the scope of the service, the fee structure for the engagement, and any side letter or amendment to the engagement letter, or any other agreement between the Auditor and the audit client, relating to the service; and (ii) any compensation arrangement or other agreement between the Auditor and any person (other than the audit client) with respect to the promoting, marketing, or recommending of a transaction covered by the service. The Auditor will discuss with the Audit Committees the potential effects of the services on the Auditor's independence and will document the substance of the discussion.

Non-audit services pursuant to the de minimis exception provided by the SEC Rules will be promptly brought to the attention of the Audit Committees for approval, including documentation that each of the conditions for this exception, as set forth in the SEC Rules, has been satisfied.

On at least an annual basis, the Auditor will prepare a summary of all the services provided to any entity in the investment company complex as defined in section 2-01(f)(14) of Regulation S-X in sufficient detail as to the nature of the engagement and the fees associated with those services.

The Audit Committees have designated the Funds' Treasurer to monitor the performance of all services provided by the Auditor and to ensure such services are in compliance with these policies and procedures. The Funds' Treasurer will report to the Audit Committee on a periodic basis as to the results of such monitoring. Both the Funds' Treasurer and management of AIM will immediately report to the chairman of the Audit Committee any breach of these policies and procedures that comes to the attention of the Funds' Treasurer or senior management of AIM.

EXHIBIT 1 TO PRE-APPROVAL OF AUDIT AND NON-AUDIT SERVICES POLICIES AND
PROCEDURES

CONDITIONALLY PROHIBITED NON-AUDIT SERVICES (NOT PROHIBITED IF THE FUND CAN REASONABLY CONCLUDE THAT THE RESULTS OF THE SERVICE WOULD NOT BE SUBJECT TO AUDIT PROCEDURES IN CONNECTION WITH THE AUDIT OF THE FUND'S FINANCIAL STATEMENTS)

     - Bookkeeping or other services related to the accounting records or financial statements of the audit client

     -    Financial information systems design and implementation

     - Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

     -    Actuarial services

     -    Internal audit outsourcing services

CATEGORICALLY PROHIBITED NON-AUDIT SERVICES

     -    Management functions

     -    Human resources

     -    Broker-dealer, investment adviser, or investment banking services

     -    Legal services

     -    Expert services unrelated to the audit

     -    Any service or product provided for a contingent fee or a commission

     - Services related to marketing, planning, or opining in favor of the tax treatment of confidential transactions or aggressive tax position transactions, a significant purpose of which is tax avoidance

     - Tax services for persons in financial reporting oversight roles at the Fund

     - Any other service that the Public Company Oversight Board determines by regulation is impermissible.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

          Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

          Investments in securities of unaffiliated issuers is included as part of the reports to stockholders filed under Item 1 of this Form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

          Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT COMPANIES.

          Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

          Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

          None

ITEM 11. CONTROLS AND PROCEDURES.

(a) As of December 17, 2007, an evaluation was performed under the supervision and with the participation of the officers of the Registrant, including the PEO and PFO, to assess the effectiveness of the Registrant's disclosure controls and procedures, as that term is defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the "Act"), as amended. Based on that evaluation, the Registrant's officers, including the PEO and PFO, concluded that, as of December 17, 2007, the Registrant's disclosure controls and procedures were reasonably designed to ensure: (1) that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified by the rules and forms of the Securities and Exchange Commission; and (2) that material information relating to the Registrant is made known to the PEO and PFO as appropriate to allow timely decisions regarding required disclosure.

(b) There have been no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

12(a)(1)  Code of Ethics.

12(a)(2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

12(a)(3)  Not applicable.

12(b) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant: AIM Variable Insurance Funds


By: /s/ PHILIP A. TAYLOR
    ----------------------------------
    Philip A. Taylor
    Principal Executive Officer

Date: March 3, 2008

Pursuant to the requirements of the Securities and Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.


By: /s/ PHILIP A. TAYLOR
    ----------------------------------
    Philip A. Taylor
    Principal Executive Officer

Date: March 3, 2008


By: /s/ SIDNEY M. DILGREN
    ----------------------------------
    Sidney M. Dilgren
    Principal Financial Officer

Date: March 3, 2008

                                  EXHIBIT INDEX

12(a)(1)  Code of Ethics.

12(a)(2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

12(a)(3)  Not applicable.

12(b) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.

                            EXHIBIT - CODE OF ETHICS

                         DISCLOSURE CONTROLS PROCEDURES

THE AIM FAMILY OF FUNDS CODE OF ETHICS FOR SENIOR OFFICERS

I.   INTRODUCTION

The Boards of Directors/Trustees ("Board") of The AIM Family of Funds (the "Companies") have adopted this code of ethics (this "Code") applicable to the Principal Executive Officer and Principal Financial and Accounting Officer (the "Covered Officers") of each Company to promote:

     - honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

     - full, fair, accurate, timely and understandable disclosure in documents filed with the Securities and Exchange Commission ("SEC") and in other public communications;

     -    compliance with applicable governmental laws, rules and regulations;

     - the prompt internal reporting to an appropriate person or persons identified in the Code of violations of the Code; and

     -    accountability for adherence to the Code.

II.  COVERED OFFICERS SHOULD ACT HONESTLY AND CANDIDLY

Each Covered Officer owes a duty to the Companies to act with integrity. Integrity requires, among other things, being honest and candid. Deceit and subordination of principle are inconsistent with integrity.

Each Covered Officer must:

     - act with integrity, including being honest and candid while still maintaining the confidentiality of information where required by law or the Companies' policies;

     - observe both the form and spirit of laws and governmental rules and regulations, accounting standards and policies of the Companies;

     -    adhere to a high standard of business ethics; and

     - place the interests of the Companies before the Covered Officer's own personal interests.

Business practices Covered Officers should be guided by and adhere to these fiduciary standards.

III. COVERED OFFICERS SHOULD HANDLE ETHICALLY ACTUAL AND APPARENT CONFLICTS OF INTEREST

          GUIDING PRINCIPLES. A "conflict of interest" occurs when an individual's private interest interferes with the interests of the Companies. A conflict of interest can arise when a Covered Officer takes actions or has interests that may make it difficult to perform his or her work for the Companies objectively and effectively. For example, a conflict of interest would arise if a Covered Officer, or a member or his family, receives improper personal benefits as a result of his or her position in any of the Companies. In addition, investment companies should be sensitive to situations that create apparent, but not actual, conflicts of interest. Service to the Companies should never be subordinated to personal gain and advantage.

          Certain conflicts of interest covered by this Code arise out of the relationships between Covered Officers and the Companies that already are subject to conflict of interest provisions in the Investment

Company Act of 1940, as amended and the Investment Advisers Act of 1940, as amended. Therefore, as to the existing statutory and regulatory prohibitions on individual behavior, they will be deemed to be incorporated in this Code and therefore any material violation will also be deemed a violation of this Code. Covered Officers must in all cases comply with applicable statutes and regulations.

          As to conflicts arising from, or as a result of the contractual relationship between, the Companies and the investment adviser of which the Covered Officers are also officers or employees, it is recognized by the Board that, subject to the adviser's fiduciary duties to the Companies, the Covered Officers will in the normal course of their duties (whether formally for the Companies or for the adviser, or for both) be involved in establishing policies and implementing decisions which will have different effects on the adviser and the Companies. The Board recognizes that the participation of the Covered Officers in such activities is inherent in the contractual relationship between the Companies and the adviser and is consistent with the expectation of the Board of the performance by the Covered Officers of their duties as officers of the Companies. In addition, it is recognized by the Board that the Covered Officers may also be officers or employees of other investment companies advised by the same adviser and the codes which apply to senior officers of those investment companies will apply to the Covered Officers acting in those distinct capacities.

          Each Covered Officer must:

     -    avoid conflicts of interest wherever possible;

     -    handle any actual or apparent conflict of interest ethically;

     - not use his or her personal influence or personal relationships to influence investment decisions or financial reporting by an investment company whereby the Covered Officer would benefit personally to the detriment of any of the Companies;

     - not cause an investment company to take action, or fail to take action, for the personal benefit of the Covered Officer rather than the benefit of such company;

     - not use knowledge of portfolio transactions made or contemplated for an investment company to profit or cause others to profit, by the market effect of such transactions; and

     - as described in more detail below, discuss any material transaction or relationship that could reasonably be expected to give rise to a conflict of interest with the Chief Legal Officer of the AIM Funds (the "Chief Legal Officer").

Some conflict of interest situations that should always be discussed with the Chief Legal Officer, if material, include the following:

     - any outside business activity that detracts from an individual's ability to devote appropriate time and attention to his or her responsibilities with the Companies;

     - being in the position of supervising, reviewing or having any influence on the job evaluation, pay or benefit of any immediate family member;

     - any direct ownership interest in, or any consulting or employment relationship with, any of the Companies' service providers, other than its investment adviser, distributor or other AMVESCAP affiliated entities and other than a de minimis ownership interest (for purposes of this section of the Code an ownership interest of 1% or less shall constitute a de minimis ownership interest, and an ownership interest of more than 1% creates a rebuttable presumption that there may be a material conflict of interest); and

     - a direct or indirect financial interest in commissions, transaction charges or spreads paid by the Companies for effecting portfolio transactions or for selling or redeeming shares, other than an interest arising from the Covered Officer's employment with AIM, its subsidiaries, its parent organizations and any affiliates or subsidiaries thereof, such as compensation or equity ownership, and other than an interest arising from a de minimis ownership interest in a company


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

          with which the Companies execute portfolios transactions or a company that receives commissions or other fees related to its sales and redemptions of shares of the Companies (for purposes of this section of the Code an ownership interest of 1% or less shall constitute a de minimis ownership interest, and an ownership interest of more than 1% creates a rebuttable presumption that there may be a material conflict of interest).

IV.  DISCLOSURE

Each Covered Officer is required to be familiar, and comply, with the Companies' disclosure controls and procedures so that the Companies' subject reports and documents filed with the SEC comply in all material respects with the applicable federal securities laws and SEC rules. In addition, each Covered Officer having direct or supervisory authority regarding these SEC filings or the Companies' other public communications should, to the extent appropriate within his area of responsibility, consult with other officers and employees of the Companies and take other appropriate steps regarding these disclosures with the goal of making full, fair, accurate, timely and understandable disclosure.

          Each Covered Officer must:

     - familiarize himself/herself with the disclosure requirements applicable to the Companies as well as the business and financial operations of the Companies; and

     - not knowingly misrepresent, or cause others to misrepresent, facts about the Companies to others, whether within or outside the Companies, including representations to the Companies' internal auditors, independent Directors/Trustees, independent auditors, and to governmental regulators and self-regulatory organizations.

V.   COMPLIANCE

It is the Companies' policy to comply in all material respects with all applicable governmental laws, rules and regulations. It is the personal responsibility of each Covered Officer to adhere to the standards and restrictions imposed by those laws, rules and regulations, including those relating to affiliated transactions, accounting and auditing matters.

VI.  REPORTING AND ACCOUNTABILITY

          Each Covered Officer must:

     - upon receipt of the Code, sign and submit to the Chief Compliance Officer of the Companies an acknowledgement stating that he or she has received, read, and understands the Code.

     - annually thereafter submit a form to the Chief Compliance Officer of the Companies confirming that he or she has received, read and understands the Code and has complied with the requirements of the Code.

     - not retaliate against any employee or other Covered Officer for reports of potential violations that are made in good faith.

     - notify the Chief Legal Officer promptly if he becomes aware of any existing or potential violation of this Code. Failure to do so is itself a violation of this Code.

Except as described otherwise below, the Chief Legal Officer is responsible for applying this Code to specific situations in which questions are presented to him or her and has the authority to interpret this Code in any particular situation. The Chief Legal Officer shall take all action he or she considers appropriate to investigate any actual or potential violations reported to him or her.


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

The Chief Legal Officer is authorized to consult, as appropriate, with the Chairman of the Audit Committees of the Board, counsel to the Companies and counsel to the independent Directors/Trustees, and is encouraged to do so.

The Chief Legal Officer is responsible for granting waivers and determining sanctions, as appropriate. In addition, approvals, interpretations, or waivers sought by the Covered Officers may also be considered by the Chairman of the AIM Funds Audit Committees.

The Companies will follow these procedures in investigating and enforcing this Code, and in reporting on the Code:

     - the Chief Legal Officer will take all appropriate action to investigate any violations reported to him or her;

     - violations and potential violations will be reported to the Chairman of the Audit Committees of the Board after such investigation;

     - if the Chairman of the Audit Committees determines that a violation has occurred, he or she will inform the Board, which will take all appropriate disciplinary or preventive action;

     - appropriate disciplinary or preventive action may include a letter of censure, suspension, dismissal or, in the event of criminal or other serious violations of law, notification to the SEC or other appropriate law enforcement authorities;

     - the Chief Legal Officer will be responsible for granting waivers, as appropriate; and

     - any changes to or waivers of this Code will, to the extent required, be disclosed on Form N-CSR as provided by SEC rules.

VII. OTHER POLICIES AND PROCEDURES

The Companies' and the Advisers' and Principal Underwriters' codes of ethics under Rule 17j-1 under the Investment Company Act and the Advisers' more detailed policies and procedures set forth in its Compliance and Supervisory Procedures Manual are separate requirements applying to Covered Officers and others, and are not part of this Code.

VIII. AMENDMENTS

This Code may not be amended except in written form, which is specifically approved by a majority vote of the Companies' Board, including a majority of independent Directors/Trustees.

IX.  CONFIDENTIALITY

All reports and records prepared or maintained pursuant to this Code shall be considered confidential and shall be maintained and protected accordingly. Except as otherwise required by law or this Code, such matters shall not be disclosed to anyone other than the members of the Companies' Board, counsel to the Companies, and counsel to the independent Directors/Trustees.


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

                             THE AIM FAMILY OF FUNDS

                         CODE OF ETHICS--ACKNOWLEDGEMENT

          I hereby acknowledge that I am a Principal Officer of the Companies and I am aware of and subject to the Companies' Code of Ethics. Accordingly, I have read and understood the requirements of the Code of Ethics and I am committed to fully comply with the Code of Ethics.

          I recognize my obligation to promote:

          1. Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

          2. Full, fair, accurate, timely, and understandable disclosure in reports and documents that the Companies file with, or submit to, the Commission and in other public communications made by the Companies; and

          3. Compliance with applicable governmental laws, rules, and regulations.


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